As filed with the Securities and Exchange Commission on September 1, 2017

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:    811-04419

TRANSAMERICA SERIES TRUST

(Exact Name of Registrant as Specified in Charter)

1801 California St., Suite 5200, Denver, Colorado 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code:    (720) 482-8991

Tané T. Tyler, Esq., 1801 California St., Suite 5200, Denver, Colorado 80202

(Name and Address of Agent for Service)

Date of fiscal year end:         December 31

Date of reporting period:      January 1, 2017 – June 30, 2017

Item 1:	Report(s) to Shareholders.

The Semi-Annual Report is attached.

Transamerica Series Trust Semi-Annual Report

1801 California St., Suite 5200

Denver, CO 80202

Distributor: Transamerica Capital, Inc.

Customer Service: 1-800-851-9777

The following pages contain the most recent semi-annual reports for the investment options in which you are invested. In compliance with Securities and Exchange Commission regulations, we present these reports on an annual and semi-annual basis with the hope that they will foster greater understanding of the investment options’ holdings, performance, financial data, accounting policies and other issues. This streamlined version provides information only on the investment options in which you are invested.

If you have any questions about these reports, please do not hesitate to contact your financial professional. As always, we thank you for your trust and the opportunity to serve you.

Dear Contract Holder,

On behalf of Transamerica Series Trust, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial adviser in the future. We value the trust you have placed in us.

This semi-annual report is provided to you to show the investments of your Portfolio(s). The Securities and Exchange Commission requires that annual and semi-annual reports be sent to all contract holders, and we believe it to be an important part of the investment process. This report provides detailed information about your Portfolio(s) for the six-month period ending June 30, 2017.

We believe it is important to understand market conditions during the period to provide a context for reading this report. While much attention has been focused on Washington, D.C., we would suggest that equity market returns through the first half of the year have been driven more by strong corporate earnings growth. While earnings growth had been elusive over the past two years, the S&P 500® saw reported earnings increase by over 16% in the first quarter, the highest reading since the third quarter of 2011.

Interest rates stabilized somewhat in the first half of the year after spiking during the final months of 2016 in the aftermath of the Presidential election. While the U.S. Federal Reserve (“Fed”) did raise interest rates three times between December 2016 and June 2017, longer term yields still ticked lower, as seen in the 10-year Treasury yield which closed out the second quarter at 2.31%—below its beginning of the year level—as expectations of economic legislation by year end waned. However, credit markets remained fairly optimistic as high yield and emerging market bonds experienced tightening credit spreads.

On the economic front, job growth remained steady and inflation ticked higher. These continued improvements were among the reasons the Fed maintained the confidence to increase the federal funds rate twice in the first half of the year. However, toward the end of the second quarter, inflation rates did slow to below the Fed’s target of 2%.

International markets were broadly positive in the first half, led by many emerging markets and improving economic trends in both Europe and Japan. Broad measures of economic growth, such as monthly Purchasing Managers Index reports, had been showing strong improvement since the middle of last year. With both European Central Bank and Bank of Japan monetary policy remaining accommodative, developed international markets performed well.

For the six-month period ending June 30, 2017, the S&P 500® returned 9.34% while the MSCI EAFE Index, representing international developed market equities, gained 14.23%. During the same period, the Bloomberg Barclays U.S. Aggregate Bond Index returned 2.27%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Series Trust

Tom Wald, CFA

Chief Investment Officer

Transamerica Series Trust

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of the Transamerica Series Trust. These views are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of the Transamerica Series Trust.

Transamerica AB Dynamic Allocation VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2017, and held for the entire period until June 30, 2017.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,050.60	$4.32	$1,020.60	$4.26	0.85%
Service Class	1,000.00	1,049.90	5.59	1,019.30	5.51	1.10

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica AB Dynamic Allocation VP

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2017

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	40.0%
U.S. Government Obligations	24.6
U.S. Government Agency Obligations	18.8
Corporate Debt Securities	13.2
Repurchase Agreement	6.4
Foreign Government Obligations	1.6
Securities Lending Collateral	1.2
Exchange-Traded Fund	0.7
Mortgage-Backed Securities	0.7
Asset-Backed Securities	0.6
Short-Term U.S. Government Agency Obligation	0.5
Preferred Stocks	0.1
Municipal Government Obligation	0.0 *
Right	0.0 *
Net Other Assets (Liabilities) ^	(8.4)
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica AB Dynamic Allocation VP

SCHEDULE OF INVESTMENTS

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS - 40.0%
Aerospace & Defense - 0.8%
Airbus SE	2,514	$ 206,738
Arconic, Inc.	4,133	93,612
BAE Systems PLC	10,735	88,575
Boeing Co.	3,100	613,025
Bombardier, Inc., Class B (A)	5,300	9,645
Elbit Systems, Ltd.	100	12,336
General Dynamics Corp.	1,300	257,530
Leonardo SpA	2,100	34,898
Lockheed Martin Corp.	1,200	333,132
Northrop Grumman Corp.	1,000	256,710
Raytheon Co.	1,400	226,072
Rockwell Collins, Inc.	700	73,556
Safran SA	1,448	132,704
Singapore Technologies Engineering, Ltd.	4,000	10,692
Textron, Inc.	400	18,840
Thales SA	100	10,764
United Technologies Corp.	3,700	451,807
Zodiac Aerospace	500	13,563

		2,844,199

Air Freight & Logistics - 0.2%
Bollore SA	8,800	40,013
CH Robinson Worldwide, Inc.	600	41,208
Deutsche Post AG	3,560	133,448
Expeditors International of Washington, Inc.	900	50,832
FedEx Corp.	1,300	282,529
United Parcel Service, Inc., Class B	2,600	287,534
Yamato Holdings Co., Ltd.	1,600	32,412

		867,976

Airlines - 0.2%
American Airlines Group, Inc.	1,600	80,512
Delta Air Lines, Inc.	3,400	182,716
easyJet PLC	2,300	40,711
International Consolidated Airlines Group SA	4,800	38,097
Japan Airlines Co., Ltd.	1,000	30,887
Ryanair Holdings PLC, ADR (A)	70	7,533
Singapore Airlines, Ltd.	2,000	14,701
Southwest Airlines Co.	3,468	215,501
United Continental Holdings, Inc. (A)	2,000	150,500

		761,158

Auto Components - 0.3%
Aisin Seiki Co., Ltd.	900	46,010
Autoliv, Inc. (B)	300	32,940
BorgWarner, Inc.	1,000	42,360
Bridgestone Corp. (B)	2,800	120,489
Cie Generale des Etablissements Michelin, Class B	701	93,195
Continental AG	385	83,087
Delphi Automotive PLC, Class A	1,700	149,005
Denso Corp.	2,100	88,537
Magna International, Inc., Class A	2,200	101,908
NGK Spark Plug Co., Ltd.	1,000	21,240
Nokian Renkaat OYJ	350	14,487
Sumitomo Electric Industries, Ltd.	2,700	41,529
Sumitomo Rubber Industries, Ltd. (B)	900	15,171
Toyoda Gosei Co., Ltd.	800	19,055
Toyota Industries Corp.	500	26,273

	Shares	Value
COMMON STOCKS (continued)
Auto Components (continued)
Valeo SA	1,200	$ 80,851

		976,137

Automobiles - 0.6%
Bayerische Motoren Werke AG (B)	1,182	109,730
Daimler AG	4,103	296,967
Ferrari NV	292	25,063
Fiat Chrysler Automobiles NV (A)	6,026	63,526
Ford Motor Co.	12,800	143,232
General Motors Co.	5,963	208,288
Harley-Davidson, Inc.	700	37,814
Honda Motor Co., Ltd.	7,500	204,312
Isuzu Motors, Ltd.	2,500	30,807
Mazda Motor Corp.	2,200	30,670
Mitsubishi Motors Corp.	3,400	22,369
Nissan Motor Co., Ltd.	10,500	104,370
Peugeot SA	2,690	53,659
Renault SA	805	72,865
Subaru Corp.	3,000	100,982
Suzuki Motor Corp.	1,300	61,605
Tesla, Inc. (A)	558	201,778
Toyota Motor Corp.	10,800	565,854
Yamaha Motor Co., Ltd. (B)	1,000	25,766

		2,359,657

Banks - 3.9%
Aozora Bank, Ltd. (B)	5,000	19,026
Australia & New Zealand Banking Group, Ltd.	12,841	283,455
Banco Bilbao Vizcaya Argentaria SA	27,863	231,199
Banco de Sabadell SA	33,772	68,621
Banco Espirito Santo SA (A) (C) (D) (E)	8,203	0	(F)
Banco Santander SA, Class A	63,332	418,962
Bank Hapoalim BM	1,671	11,268
Bank Leumi Le-Israel BM	6,697	32,537
Bank of America Corp.	45,600	1,106,256
Bank of Ireland (A)	139,800	36,725
Bank of Montreal	2,699	198,179
Bank of Nova Scotia (B)	5,200	312,810
Bankia SA (B)	12,024	58,119
Barclays PLC	64,908	171,404
BNP Paribas SA	5,745	413,778
BOC Hong Kong Holdings, Ltd.	17,500	83,718
Canadian Imperial Bank of Commerce, Class B (B)	1,800	146,285
Chugoku Bank, Ltd.	1,500	22,405
CIT Group, Inc. (B)	1,000	48,700
Citigroup, Inc.	12,911	863,488
Citizens Financial Group, Inc.	2,600	92,768
Commonwealth Bank of Australia	7,140	454,445
Concordia Financial Group, Ltd.	6,900	34,759
Credit Agricole SA	4,350	69,979
Danske Bank A/S, Class R	3,242	124,693
DBS Group Holdings, Ltd.	7,000	105,451
DNB ASA	4,574	77,797
Erste Group Bank AG (A)	1,234	47,251
Fifth Third Bancorp	8,200	212,872
Fukuoka Financial Group, Inc., Class A	3,000	14,243
Hang Seng Bank, Ltd.	2,800	58,565
HSBC Holdings PLC	89,383	828,539

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica AB Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Banks (continued)
ING Groep NV	16,960	$ 292,500
Intesa Sanpaolo SpA	58,880	186,685
JPMorgan Chase & Co.	16,100	1,471,540
KBC Group NV	1,053	79,870
KeyCorp	4,700	88,078
Lloyds Banking Group PLC	335,233	288,827
M&T Bank Corp.	1,000	161,950
Mebuki Financial Group, Inc.	3,500	13,007
Mediobanca SpA	1,088	10,737
Mitsubishi UFJ Financial Group, Inc.	49,700	333,528
Mizrahi Tefahot Bank, Ltd.	1,100	20,000
Mizuho Financial Group, Inc.	105,000	191,749
National Australia Bank, Ltd., Class N (B)	11,557	262,839
National Bank of Canada	1,400	58,870
Natixis SA, Class A	1,861	12,492
Nordea Bank AB	13,099	166,678
Oversea-Chinese Banking Corp., Ltd.	14,000	109,722
PNC Financial Services Group, Inc.	1,900	237,253
Raiffeisen Bank International AG (A)	832	21,001
Regions Financial Corp.	5,500	80,520
Resona Holdings, Inc.	8,000	43,992
Royal Bank of Canada	6,600	479,223
Royal Bank of Scotland Group PLC (A)	25,443	81,918
Seven Bank, Ltd. (B)	5,320	19,014
Shinsei Bank, Ltd., Class A	10,000	17,426
Shizuoka Bank, Ltd.	2,000	18,048
Skandinaviska Enskilda Banken AB, Class A	5,953	72,004
Societe Generale SA	3,782	203,497
Standard Chartered PLC (A)	14,639	148,185
Sumitomo Mitsui Financial Group, Inc.	6,200	241,385
Sumitomo Mitsui Trust Holdings, Inc.	1,400	50,025
Svenska Handelsbanken AB, A Shares	6,612	94,651
Swedbank AB, Class A	3,890	94,795
Toronto-Dominion Bank	8,400	423,304
UniCredit SpA (A)	8,830	164,893
United Overseas Bank, Ltd.	6,000	100,759
US Bancorp	6,900	358,248
Wells Fargo & Co.	21,400	1,185,774
Westpac Banking Corp.	14,817	347,458

		14,880,742

Beverages - 0.8%
Anheuser-Busch InBev SA	3,175	350,702
Asahi Group Holdings, Ltd.	1,400	52,627
Brown-Forman Corp., Class B	1,200	58,320
Carlsberg A/S, Class B	449	47,967
Coca-Cola Co.	18,900	847,665
Coca-Cola European Partners PLC	2,500	101,508
Constellation Brands, Inc., Class A	600	116,238
Diageo PLC	10,637	314,282
Dr Pepper Snapple Group, Inc.	1,200	109,332
Heineken Holding NV, Class A	788	72,226
Kirin Holdings Co., Ltd. (B)	4,100	83,440
Molson Coors Brewing Co., Class B	900	77,706
PepsiCo, Inc.	6,600	762,234
Pernod Ricard SA	983	131,640
Treasury Wine Estates, Ltd.	3,252	32,893

		3,158,780

	Shares	Value
COMMON STOCKS (continued)
Biotechnology - 0.9%
AbbVie, Inc., Class G	6,700	$ 485,817
Alexion Pharmaceuticals, Inc. (A)	808	98,309
Alkermes PLC (A)	643	37,275
Amgen, Inc.	3,333	574,043
Biogen, Inc. (A)	1,000	271,360
BioMarin Pharmaceutical, Inc. (A)	1,100	99,902
Celgene Corp. (A)	3,800	493,506
CSL, Ltd.	1,863	197,645
Genmab A/S (A)	200	42,671
Gilead Sciences, Inc.	6,500	460,070
Grifols SA (B)	1,788	49,798
Incyte Corp. (A)	1,300	163,683
Regeneron Pharmaceuticals, Inc., Class A (A)	400	196,456
Shire PLC	3,691	203,735
Vertex Pharmaceuticals, Inc. (A)	1,100	141,757

		3,516,027

Building Products - 0.2%
Asahi Glass Co., Ltd.	880	37,007
Assa Abloy AB, B Shares	4,407	96,827
Cie de Saint-Gobain	1,980	105,791
Daikin Industries, Ltd.	1,000	101,978
Geberit AG	200	93,274
Johnson Controls International PLC	4,300	186,448
LIXIL Group Corp.	1,400	34,964

		656,289

Capital Markets - 1.1%
Aberdeen Asset Management PLC	13,100	51,528
Ameriprise Financial, Inc.	1,000	127,290
ASX, Ltd.	1,449	59,706
Bank of New York Mellon Corp.	5,000	255,100
BlackRock, Inc., Class A	500	211,205
Brookfield Asset Management, Inc., Class A	3,800	149,122
Charles Schwab Corp.	5,000	214,800
CI Financial Corp. (B)	2,400	51,154
CME Group, Inc., Class A	1,670	209,151
Credit Suisse Group AG (A)	12,128	175,299
Daiwa Securities Group, Inc.	7,000	41,437
Deutsche Bank AG	8,226	145,862
Deutsche Boerse AG	586	61,857
Franklin Resources, Inc.	3,400	152,286
Goldman Sachs Group, Inc.	1,700	377,230
Hong Kong Exchanges & Clearing, Ltd.	5,200	134,405
Intercontinental Exchange, Inc.	3,200	210,944
Invesco, Ltd.	1,500	52,785
Japan Exchange Group, Inc.	2,400	43,423
London Stock Exchange Group PLC	1,500	71,231
Macquarie Group, Ltd.	1,200	81,625
Moody’s Corp.	1,000	121,680
Morgan Stanley	6,300	280,728
Nomura Holdings, Inc.	15,400	92,201
S&P Global, Inc.	1,100	160,589
Schroders PLC, Series R	1,300	52,556
State Street Corp.	1,900	170,487
T. Rowe Price Group, Inc.	1,500	111,315
TD Ameritrade Holding Corp.	2,000	85,980
Thomson Reuters Corp., Class B	1,600	74,078
UBS Group AG (A)	16,124	273,077

		4,300,131

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica AB Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Chemicals - 1.1%
Agrium, Inc. (B)	400	$ 36,252
Air Liquide SA, Class A	1,595	197,111
Air Products & Chemicals, Inc.	1,600	228,896
Air Water, Inc.	2,000	36,702
Akzo Nobel NV	1,323	114,977
Asahi Kasei Corp.	5,000	53,679
BASF SE, Class R	3,931	364,077
Celanese Corp., Series A	800	75,952
Chr Hansen Holding A/S	100	7,273
Dow Chemical Co.	5,700	359,499
E.I. du Pont de Nemours & Co.	3,400	274,414
Eastman Chemical Co.	600	50,394
EMS-Chemie Holding AG	200	147,461
Evonik Industries AG	100	3,196
FMC Corp., Class A	600	43,830
Frutarom Industries, Ltd.	200	13,963
Hitachi Chemical Co., Ltd.	700	20,849
Incitec Pivot, Ltd.	7,463	19,560
Israel Chemicals, Ltd.	3,656	17,246
Johnson Matthey PLC	33	1,234
JSR Corp.	600	10,333
K+S AG (B)	602	15,416
Kansai Paint Co., Ltd.	1,300	29,878
Koninklijke DSM NV	1,052	76,466
LANXESS AG	1,000	75,713
Linde AG	812	153,767
LyondellBasell Industries NV, Class A	2,726	230,047
Mitsubishi Chemical Holdings Corp.	6,000	49,616
Mitsubishi Gas Chemical Co., Inc.	1,000	21,116
Mitsui Chemicals, Inc.	4,000	21,160
Monsanto Co.	1,900	224,884
Mosaic Co.	2,000	45,660
Nissan Chemical Industries, Ltd.	1,000	32,985
Nitto Denko Corp.	700	57,506
Novozymes A/S, Class B	1,430	62,578
Orica, Ltd.	841	13,367
Potash Corp. of Saskatchewan, Inc.	3,700	60,345
PPG Industries, Inc.	800	87,968
Praxair, Inc.	1,100	145,805
Sherwin-Williams Co.	600	210,576
Shin-Etsu Chemical Co., Ltd.	1,700	153,941
Solvay SA, Class A	297	39,858
Sumitomo Chemical Co., Ltd.	5,000	28,718
Taiyo Nippon Sanso Corp. (B)	3,000	33,634
Teijin, Ltd.	800	15,371
Toray Industries, Inc.	5,000	41,800
Umicore SA	293	20,380
Yara International ASA	701	26,331

		4,051,784

Commercial Services & Supplies - 0.1%
Dai Nippon Printing Co., Ltd.	3,000	33,287
Edenred	711	18,540
G4S PLC	15,300	65,043
Republic Services, Inc., Class A	1,400	89,222
Secom Co., Ltd.	800	60,636
Securitas AB, Class B	1,600	26,968
Societe BIC SA	200	23,734

	Shares	Value
COMMON STOCKS (continued)
Commercial Services & Supplies (continued)
Stericycle, Inc. (A)	600	$ 45,792
Toppan Printing Co., Ltd.	2,000	21,907

		385,129

Communications Equipment - 0.3%
Cisco Systems, Inc.	22,700	710,510
F5 Networks, Inc., Class B (A)	500	63,530
Juniper Networks, Inc.	1,800	50,184
Motorola Solutions, Inc.	2,213	191,955
Nokia OYJ	24,059	147,150
Telefonaktiebolaget LM Ericsson, B Shares	12,776	91,369

		1,254,698

Construction & Engineering - 0.2%
ACS Actividades de Construccion y Servicios SA	855	33,031
Bouygues SA, Class A	792	33,397
CIMIC Group, Ltd.	3,687	110,066
Ferrovial SA	2,900	64,373
Fluor Corp.	600	27,468
HOCHTIEF AG	300	54,960
JGC Corp.	1,300	21,059
Kajima Corp.	4,900	41,300
Obayashi Corp.	2,800	32,886
Skanska AB, Class B	2,057	48,808
Taisei Corp.	5,200	47,435
Vinci SA	2,296	195,970

		710,753

Construction Materials - 0.1%
Boral, Ltd.	3,696	19,743
CRH PLC	3,421	121,028
Fletcher Building, Ltd.	3,130	18,326
HeidelbergCement AG	650	62,844
Imerys SA	600	52,185
James Hardie Industries PLC, CDI	4,700	74,055
LafargeHolcim, Ltd. (A)	1,394	79,811
Taiheiyo Cement Corp.	8,000	29,091

		457,083

Consumer Finance - 0.3%
Acom Co., Ltd. (A)	7,500	34,208
AEON Financial Service Co., Ltd.	1,000	21,142
American Express Co.	3,800	320,112
Capital One Financial Corp.	2,500	206,550
Credit Saison Co., Ltd.	600	11,704
Discover Financial Services	3,300	205,227
Navient Corp.	2,600	43,290
Synchrony Financial	4,543	135,472

		977,705

Containers & Packaging - 0.1%
Amcor, Ltd.	3,510	43,731
Ball Corp.	1,200	50,652
CCL Industries, Inc., Class B	1,000	50,594
International Paper Co.	3,700	209,457
Toyo Seikan Group Holdings, Ltd.	1,600	26,971
WestRock Co.	1,400	79,324

		460,729

Distributors - 0.0% (G)
Genuine Parts Co.	600	55,656

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica AB Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Distributors (continued)
Jardine Cycle & Carriage, Ltd.	180	$ 5,798

		61,454

Diversified Consumer Services - 0.0% (G)
Benesse Holdings, Inc.	300	11,309

Diversified Financial Services - 0.4%
Berkshire Hathaway, Inc., Class B (A)	5,600	948,472
Challenger, Ltd.	4,200	43,063
Eurazeo SA	1,019	76,453
EXOR NV	100	5,413
First Pacific Co., Ltd.	24,000	17,706
Groupe Bruxelles Lambert SA	429	41,301
Investor AB, B Shares	1,891	91,130
Kinnevik AB, B Shares	199	6,092
L E Lundbergforetagen AB, B Shares	500	39,467
Mitsubishi UFJ Lease & Finance Co., Ltd.	6,120	33,409
Onex Corp.	100	8,005
ORIX Corp.	5,460	84,467
Wendel SA	400	59,209

		1,454,187

Diversified Telecommunication Services - 0.8%
AT&T, Inc.	25,330	955,701
BCE, Inc.	1,149	51,744
Bezeq Israeli Telecommunication Corp., Ltd.	12,438	20,632
BT Group PLC, Class A	33,088	127,024
Deutsche Telekom AG	14,611	262,334
Elisa OYJ	564	21,857
HKT Trust & HKT, Ltd.	14,000	18,398
Iliad SA	23	5,440
Inmarsat PLC	116	1,163
Koninklijke KPN NV	13,289	42,514
Nippon Telegraph & Telephone Corp.	2,900	136,910
Orange SA	8,100	128,502
PCCW, Ltd.	36,000	20,473
Proximus SADP	842	29,456
Singapore Telecommunications, Ltd.	35,000	98,892
Spark New Zealand, Ltd.	4,216	11,678
Swisscom AG	129	62,247
TDC A/S, Class B	2,394	13,922
Telecom Italia SpA (A)	49,323	45,518
Telecom Italia SpA	1,422	1,048
Telefonica SA	17,172	177,262
Telenor ASA	2,762	45,820
Telia Co. AB	10,340	47,609
Telstra Corp., Ltd.	15,830	52,318
TPG Telecom, Ltd. (B)	4,800	21,029
Verizon Communications, Inc.	17,493	781,237

		3,180,728

Electric Utilities - 0.7%
Chubu Electric Power Co., Inc.	2,300	30,520
Chugoku Electric Power Co., Inc.	1,700	18,727
CK Infrastructure Holdings, Ltd.	1,000	8,402
CLP Holdings, Ltd.	8,500	89,927
Contact Energy, Ltd.	4,565	17,429
DONG Energy A/S (H)	700	31,600
Duke Energy Corp.	3,296	275,513
EDP - Energias de Portugal SA	10,120	33,092

	Shares	Value
COMMON STOCKS (continued)
Electric Utilities (continued)
Electricite de France SA	1,316	$ 14,252
Enel SpA	39,844	213,614
Entergy Corp., Class B	600	46,062
Eversource Energy	2,461	149,407
Exelon Corp.	3,078	111,023
FirstEnergy Corp.	1,066	31,085
Fortis, Inc.	1,300	45,692
Fortum OYJ	1,987	31,160
HK Electric Investments & HK Electric Investments, Ltd. (B) (H)	19,000	17,522
Hydro One, Ltd. (H)	2,900	51,949
Iberdrola SA	25,845	204,654
Kansai Electric Power Co., Inc.	2,700	37,136
Kyushu Electric Power Co., Inc.	3,500	42,445
NextEra Energy, Inc.	1,700	238,221
PG&E Corp.	3,100	205,747
Power Assets Holdings, Ltd.	5,000	44,156
PPL Corp.	2,900	112,114
Red Electrica Corp. SA	1,200	25,075
Southern Co.	3,100	148,428
SSE PLC, Class B	4,598	87,015
Tohoku Electric Power Co., Inc.	1,300	17,973
Xcel Energy, Inc.	4,800	220,224

		2,600,164

Electrical Equipment - 0.3%
ABB, Ltd.	7,949	196,300
AMETEK, Inc., Class A	1,050	63,598
Eaton Corp. PLC	1,994	155,193
Emerson Electric Co.	2,700	160,974
Legrand SA	1,171	81,919
Mitsubishi Electric Corp.	8,000	114,906
Nidec Corp.	1,000	102,334
OSRAM Licht AG	351	27,962
Prysmian SpA	896	26,352
Rockwell Automation, Inc., Class B	500	80,980
Schneider Electric SE (A)	2,582	198,381
Vestas Wind Systems A/S	1,000	92,315

		1,301,214

Electronic Equipment, Instruments & Components - 0.2%
Alps Electric Co., Ltd.	600	17,284
Amphenol Corp., Class A	1,200	88,584
Hexagon AB, B Shares	1,072	50,962
Hirose Electric Co., Ltd.	300	42,729
Hitachi High-Technologies Corp.	500	19,382
Hitachi, Ltd.	22,700	139,136
Ingenico Group SA	400	36,316
Keyence Corp.	400	175,470
Kyocera Corp.	1,200	69,413
Murata Manufacturing Co., Ltd.	900	136,590
Nippon Electric Glass Co., Ltd. (B)	300	10,896
Omron Corp.	600	26,006
TDK Corp.	500	32,852

		845,620

Energy Equipment & Services - 0.3%
Baker Hughes, Inc.	3,000	163,530
Halliburton Co.	3,900	166,569
Saipem SpA (A) (B)	5,653	20,881

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica AB Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Energy Equipment & Services (continued)
Schlumberger, Ltd.	7,429	$ 489,125
TechnipFMC PLC (A)	2,662	72,406
Tenaris SA	3,718	57,965
Weatherford International PLC (A) (B)	5,900	22,833

		993,309

Equity Real Estate Investment Trusts - 1.0%
American Tower Corp., Class A	1,935	256,039
Ascendas Real Estate Investment Trust	8,000	15,166
Boston Properties, Inc.	1,200	147,624
British Land Co. PLC	8,400	66,245
CapitaLand Commercial Trust (B)	11,000	13,263
CapitaLand Mall Trust	7,000	10,042
Crown Castle International Corp.	1,500	150,270
Digital Realty Trust, Inc.	500	56,475
Equity Residential	2,300	151,409
Essex Property Trust, Inc.	269	69,206
Federal Realty Investment Trust	500	63,195
Fonciere Des Regions	400	37,106
Gecina SA	5	784
GGP, Inc.	6,114	144,046
GPT Group	7,080	26,066
HCP, Inc.	3,100	99,076
Host Hotels & Resorts, Inc.	7,000	127,890
Japan Retail Fund Investment Corp., Class A	25	46,121
Kimco Realty Corp.	1,900	34,865
Klepierre	1,069	43,814
Land Securities Group PLC	4,245	56,008
Link REIT	10,500	79,885
Macerich Co., Class A	600	34,836
Mirvac Group	20,200	33,070
Nippon Building Fund, Inc. (B)	4	20,413
Prologis, Inc., Class A	3,000	175,920
Public Storage	1,000	208,530
RioCan Real Estate Investment Trust	1,500	27,842
SBA Communications Corp., Class A (A)	700	94,430
Scentre Group	31,774	98,907
Simon Property Group, Inc.	1,413	228,567
SL Green Realty Corp.	700	74,060
Stockland	15,671	52,756
Suntec Real Estate Investment Trust (B)	14,000	19,016
Unibail-Rodamco SE (B)	369	92,994
Ventas, Inc.	2,200	152,856
VEREIT, Inc.	3,301	26,870
Vicinity Centres	12,502	24,695
Vornado Realty Trust, Class A	1,300	122,070
Welltower, Inc.	2,000	149,700
Westfield Corp.	7,948	49,054
Weyerhaeuser Co.	6,300	211,050

		3,592,231

Food & Staples Retailing - 0.7%
Aeon Co., Ltd.	2,200	33,389
Alimentation Couche-Tard, Inc., Class B	1,900	91,073
Carrefour SA	2,140	54,139
Colruyt SA	132	6,954
Costco Wholesale Corp.	2,100	335,853
CVS Health Corp.	4,700	378,162
Distribuidora Internacional de Alimentacion SA (B)	5,048	31,428

	Shares	Value
COMMON STOCKS (continued)
Food & Staples Retailing (continued)
FamilyMart UNY Holdings Co., Ltd.	700	$ 40,018
George Weston, Ltd., Class A	400	36,209
ICA Gruppen AB (B)	1,000	37,224
J Sainsbury PLC	9,900	32,455
Jeronimo Martins SGPS SA	1,149	22,428
Koninklijke Ahold Delhaize NV	4,421	84,527
Kroger Co.	3,200	74,624
Lawson, Inc.	500	34,941
Loblaw Cos., Ltd.	909	50,567
Metro, Inc.	1,000	32,912
Seven & i Holdings Co., Ltd.	3,200	131,670
Tesco PLC (A)	6,588	14,484
Wal-Mart Stores, Inc.	7,900	597,872
Walgreens Boots Alliance, Inc.	3,700	289,747
Wesfarmers, Ltd.	4,891	150,820
WM Morrison Supermarkets PLC	23,879	75,016
Woolworths, Ltd.	5,314	104,314

		2,740,826

Food Products - 0.7%
Ajinomoto Co., Inc.	3,000	64,721
Bunge, Ltd.	600	44,760
Campbell Soup Co.	1,100	57,365
Chocoladefabriken Lindt & Spruengli AG	1	69,716
Conagra Brands, Inc.	1,500	53,640
Danone SA	2,555	192,046
Golden Agri-Resources, Ltd.	16,000	4,358
Hormel Foods Corp. (B)	3,400	115,974
J.M. Smucker, Co.	500	59,165
Kerry Group PLC, Class A	740	63,668
Kikkoman Corp.	1,000	31,918
Kraft Heinz Co.	2,033	174,106
Marine Harvest ASA (A)	1,700	29,098
MEIJI Holdings Co., Ltd.	600	48,598
Mondelez International, Inc., Class A	6,100	263,459
Nestle SA	12,862	1,119,339
NH Foods, Ltd.	1,000	30,362
Orkla ASA	3,187	32,390
Saputo, Inc.	200	6,362
Tate & Lyle PLC	2,200	18,969
Toyo Suisan Kaisha, Ltd.	1,000	38,275
Tyson Foods, Inc., Class A	2,200	137,786
WH Group, Ltd. (H)	24,000	24,223
Wilmar International, Ltd.	8,000	19,466
Yakult Honsha Co., Ltd., Class A	600	40,809

		2,740,573

Gas Utilities - 0.1%
APA Group	4,433	31,244
Gas Natural SDG SA	2,960	69,272
Hong Kong & China Gas Co., Ltd.	30,388	57,137
Osaka Gas Co., Ltd.	7,000	28,598
Toho Gas Co., Ltd.	3,600	26,182
Tokyo Gas Co., Ltd.	9,000	46,754

		259,187

Health Care Equipment & Supplies - 0.8%
Abbott Laboratories	8,528	414,546
Baxter International, Inc.	2,000	121,080
Becton Dickinson and Co.	900	175,599

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica AB Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
Boston Scientific Corp. (A)	6,000	$ 166,320
Cochlear, Ltd.	300	35,844
Danaher Corp.	2,100	177,219
DENTSPLY SIRONA, Inc.	2,100	136,164
Edwards Lifesciences Corp. (A)	800	94,592
Essilor International SA	964	122,655
Getinge AB, Class B	903	17,675
Hoya Corp.	1,600	82,977
Intuitive Surgical, Inc. (A)	200	187,074
Medtronic PLC	5,712	506,940
Olympus Corp.	1,200	43,743
Smith & Nephew PLC	4,334	74,794
Stryker Corp.	2,400	333,072
Sysmex Corp.	600	35,794
Terumo Corp.	1,400	55,079
William Demant Holding A/S (A)	1,400	36,234
Zimmer Biomet Holdings, Inc., Class A	1,200	154,080

		2,971,481

Health Care Providers & Services - 0.8%
Aetna, Inc.	1,600	242,928
AmerisourceBergen Corp., Class A	1,000	94,530
Anthem, Inc.	1,600	301,008
Cigna Corp.	1,300	217,607
DaVita, Inc. (A)	1,200	77,712
Express Scripts Holding Co. (A)	2,928	186,923
Fresenius Medical Care AG & Co. KGaA	1,268	121,899
Fresenius SE & Co. KGaA	1,644	140,940
HCA Healthcare, Inc. (A)	1,939	169,081
Humana, Inc., Class A	600	144,372
Laboratory Corp. of America Holdings (A)	400	61,656
McKesson Corp.	1,000	164,540
Medipal Holdings Corp.	900	16,628
Miraca Holdings, Inc.	300	13,470
Ramsay Health Care, Ltd.	22	1,244
Ryman Healthcare, Ltd.	1,600	9,720
Sonic Healthcare, Ltd.	3,610	67,202
Suzuken Co., Ltd.	700	23,214
UnitedHealth Group, Inc.	4,300	797,306

		2,851,980

Hotels, Restaurants & Leisure - 0.6%
Aristocrat Leisure, Ltd.	3,600	62,423
Carnival PLC, Class A	1,600	105,863
Chipotle Mexican Grill, Inc., Class A (A) (B)	136	56,590
Compass Group PLC	7,058	148,915
Crown Resorts, Ltd.	5,758	54,346
Galaxy Entertainment Group, Ltd.	11,400	69,211
Genting Singapore PLC	36,000	28,371
Hilton Worldwide Holdings, Inc.	900	55,665
McDonald’s Corp.	4,300	658,588
McDonald’s Holdings Co. Japan, Ltd. (B)	400	15,328
MGM China Holdings, Ltd. (B)	10,000	22,235
Oriental Land Co., Ltd.	800	54,113
Paddy Power Betfair PLC	268	28,611
Restaurant Brands International, Inc.	1,000	62,569
Sands China, Ltd.	10,000	45,790
Shangri-La Asia, Ltd.	8,000	13,567
SJM Holdings, Ltd.	20,000	21,082

	Shares	Value
COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (continued)
Sodexo SA	250	$ 32,323
Starbucks Corp.	6,700	390,677
TUI AG	2,800	40,808
Whitbread PLC	1,300	67,169
Wynn Macau, Ltd.	9,161	21,402
Wynn Resorts, Ltd.	625	83,825
Yum! Brands, Inc.	1,700	125,392

		2,264,863

Household Durables - 0.2%
Electrolux AB, Series B	77	2,524
Garmin, Ltd. (B)	800	40,824
Husqvarna AB, Class B	4,500	44,708
Iida Group Holdings Co., Ltd.	1,600	26,616
Newell Brands, Inc.	1,700	91,154
Nikon Corp.	1,200	19,162
Panasonic Corp.	9,500	128,722
Rinnai Corp.	200	18,617
Sekisui House, Ltd.	3,000	52,798
Sharp Corp. (A) (B)	6,000	22,245
Sony Corp.	5,800	221,016

		668,386

Household Products - 0.6%
Church & Dwight Co., Inc.	1,800	93,384
Clorox Co.	600	79,944
Colgate-Palmolive Co.	3,400	252,042
Essity AB, Class B (A)	2,423	66,293
Henkel AG & Co. KGaA	564	68,218
Kimberly-Clark Corp.	1,400	180,754
Procter & Gamble Co.	11,600	1,010,940
Reckitt Benckiser Group PLC, Class A	2,937	297,761
Unicharm Corp.	1,500	37,635

		2,086,971

Independent Power & Renewable Electricity Producers - 0.0% (G)
AES Corp.	3,000	33,330
Electric Power Development Co., Ltd.	500	12,349
Meridian Energy, Ltd.	7,600	16,207

		61,886

Industrial Conglomerates - 0.8%
3M Co.	2,800	582,932
CK Hutchison Holdings, Ltd.	12,156	152,584
DCC PLC	500	45,521
General Electric Co.	36,005	972,495
Honeywell International, Inc.	3,300	439,857
Jardine Matheson Holdings, Ltd.	1,100	70,620
Jardine Strategic Holdings, Ltd.	1,000	41,690
Keppel Corp., Ltd.	5,200	23,757
Koninklijke Philips NV	3,632	128,991
NWS Holdings, Ltd.	4,000	7,869
Roper Technologies, Inc.	400	92,612
Seibu Holdings, Inc.	1,300	24,006
Sembcorp Industries, Ltd.	8,000	17,897
Siemens AG, Class A	3,519	483,714
Smiths Group PLC	3,680	76,545
Toshiba Corp. (A)	15,000	36,248

		3,197,338

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica AB Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Insurance - 1.5%
Ageas	501	$ 20,176
AIA Group, Ltd.	49,600	362,433
Allianz SE, Class A	1,904	374,910
Allstate Corp.	1,200	106,128
American International Group, Inc.	5,920	370,118
Aon PLC	1,100	146,245
Arch Capital Group, Ltd. (A)	300	27,987
Assicurazioni Generali SpA	4,281	70,458
Aviva PLC	17,697	121,240
Chubb, Ltd.	1,821	264,737
Dai-ichi Life Holdings, Inc.	4,700	84,681
Direct Line Insurance Group PLC	8,500	39,346
Everest Re Group, Ltd.	100	25,459
Fairfax Financial Holdings, Ltd.	100	43,338
Gjensidige Forsikring ASA, Class A	640	10,924
Hannover Rueck SE	1,000	119,869
Hartford Financial Services Group, Inc.	1,800	94,626
Insurance Australia Group, Ltd.	14,101	73,482
Japan Post Holdings Co., Ltd.	2,100	26,027
Lincoln National Corp.	400	27,032
Loews Corp.	2,700	126,387
Manulife Financial Corp.	7,900	148,095
Mapfre SA	2,680	9,360
Marsh & McLennan Cos., Inc.	3,900	304,044
MetLife, Inc.	4,000	219,760
MS&AD Insurance Group Holdings, Inc.	2,100	70,464
Muenchener Rueckversicherungs-Gesellschaft AG	631	127,239
NN Group NV	2,600	92,414
Old Mutual PLC	21,089	53,122
Poste Italiane SpA (H)	3,200	21,911
Power Corp. of Canada	2,000	45,620
Principal Financial Group, Inc.	1,400	89,698
Prudential Financial, Inc.	2,000	216,280
Prudential PLC	11,309	259,385
QBE Insurance Group, Ltd.	5,037	45,722
RenaissanceRe Holdings, Ltd.	200	27,810
Sampo Oyj, Class A	1,811	92,811
SCOR SE	1,574	62,400
Sompo Holdings, Inc.	1,700	65,582
Standard Life PLC	14,442	75,071
Sun Life Financial, Inc.	2,500	89,374
Suncorp Group, Ltd.	5,451	62,090
Swiss Life Holding AG (A)	300	101,241
Swiss Re AG	1,463	133,728
Tokio Marine Holdings, Inc.	3,100	128,189
Travelers Cos., Inc.	1,600	202,448
Tryg A/S	60	1,312
UnipolSai Assicurazioni SpA (B)	13,078	28,545
XL Group, Ltd.	2,500	109,500
Zurich Insurance Group AG	709	206,363

		5,625,181

Internet & Catalog Retail - 0.0% (G)
Zalando SE (A) (B) (H)	1,100	50,267

Internet & Direct Marketing Retail - 0.6%
Amazon.com, Inc. (A)	1,700	1,645,600
Liberty Interactive Corp QVC Group, Series A (A)	2,000	49,080

	Shares	Value
COMMON STOCKS (continued)
Internet & Direct Marketing Retail (continued)
Netflix, Inc. (A)	2,000	$ 298,820
Priceline Group, Inc. (A)	200	374,104
Rakuten, Inc.	4,123	48,461
Start Today Co., Ltd.	800	19,666

		2,435,731

Internet Software & Services - 1.1%
Alphabet, Inc., Class A (A)	1,200	1,115,616
Alphabet, Inc., Class C (A)	1,403	1,274,948
eBay, Inc. (A)	4,200	146,664
Facebook, Inc., Class A (A)	9,745	1,471,300
Twitter, Inc. (A) (B)	4,828	86,276
Yahoo Japan Corp. (B)	13,464	58,537

		4,153,341

IT Services - 1.1%
Accenture PLC, Class A	2,300	284,464
Amadeus IT Group SA, Class A (B)	1,607	96,085
Atos SE	313	43,936
Automatic Data Processing, Inc.	2,100	215,166
Capgemini SE	792	81,847
CGI Group, Inc., Class A (A)	1,300	66,423
Cognizant Technology Solutions Corp., Class A	3,200	212,480
Computershare, Ltd.	1,370	14,889
DXC Technology Co.	2,718	208,525
Fidelity National Information Services, Inc.	1,100	93,940
Fiserv, Inc. (A)	1,000	122,340
FleetCor Technologies, Inc. (A)	400	57,684
Fujitsu, Ltd.	7,000	51,519
International Business Machines Corp.	4,600	707,618
Mastercard, Inc., Class A	4,000	485,800
Nomura Research Institute, Ltd.	800	31,474
NTT Data Corp.	6,055	67,293
Paychex, Inc.	3,700	210,678
PayPal Holdings, Inc. (A)	4,200	225,414
Visa, Inc., Class A	8,800	825,264
Western Union Co.	2,100	40,005
Worldpay Group PLC (H)	9,969	40,874

		4,183,718

Leisure Products - 0.0% (G)
Mattel, Inc.	2,600	55,978
Sankyo Co., Ltd.	300	10,162
Sega Sammy Holdings, Inc.	2,200	29,574
Shimano, Inc. (B)	300	47,424
Yamaha Corp.	700	24,148

		167,286

Life Sciences Tools & Services - 0.1%
Eurofins Scientific SE (B)	100	56,325
Illumina, Inc. (A)	700	121,464
Lonza Group AG (A)	442	95,554
QIAGEN NV (A)	629	20,924
Thermo Fisher Scientific, Inc.	1,500	261,705

		555,972

Machinery - 0.8%
Amada Holdings Co., Ltd.	3,000	34,621
Andritz AG	400	24,095
Atlas Copco AB, A Shares	3,127	119,888
Atlas Copco AB, B Shares	1,598	55,216

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica AB Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Machinery (continued)
Caterpillar, Inc.	2,300	$ 247,158
CNH Industrial NV	3,146	35,627
Cummins, Inc.	1,300	210,886
Deere & Co.	1,600	197,744
Dover Corp.	1,300	104,286
FANUC Corp.	900	173,278
Fortive Corp.	1,050	66,517
GEA Group AG	1,022	41,824
Hino Motors, Ltd.	2,000	22,174
Hitachi Construction Machinery Co., Ltd.	200	4,991
Hoshizaki Corp.	300	27,099
IHI Corp. (A)	5,000	16,982
Illinois Tool Works, Inc., Class A	1,800	257,850
JTEKT Corp.	1,200	17,519
Kawasaki Heavy Industries, Ltd.	7,000	20,662
Komatsu, Ltd.	4,000	101,516
Kone OYJ, Class B (B)	1,488	75,697
Kubota Corp.	5,000	83,908
Kurita Water Industries, Ltd.	500	13,603
Makita Corp.	600	22,165
Metso OYJ	355	12,310
MINEBEA MITSUMI, Inc.	2,000	32,096
Mitsubishi Heavy Industries, Ltd.	15,000	61,320
Nabtesco Corp. (B)	600	17,417
NGK Insulators, Ltd.	1,400	27,869
NSK, Ltd.	2,000	24,948
PACCAR, Inc.	2,800	184,912
Pentair PLC	263	17,500
Sandvik AB	5,023	79,000
Schindler Holding AG	200	41,464
SMC Corp.	300	91,087
Sumitomo Heavy Industries, Ltd.	4,000	26,352
THK Co., Ltd.	1,000	28,273
Volvo AB, Class B	7,096	120,952
Wartsila OYJ Abp	587	34,695
Weir Group PLC	2,900	65,382

		2,840,883

Marine - 0.1%
AP Moller - Maersk A/S, Class A	14	26,730
AP Moller - Maersk A/S, Class B	30	60,319
Keuhne & Nagel International AG	443	73,918
Mitsui O.S.K. Lines, Ltd.	7,000	20,538
Nippon Yusen KK (A)	11,000	20,440

		201,945

Media - 1.2%
Altice NV, Class A (A)	1,200	27,686
Altice NV, Class B (A)	400	9,231
Axel Springer SE (B)	700	42,054
CBS Corp., Class B	1,500	95,670
Charter Communications, Inc., Class A (A)	863	290,701
Comcast Corp., Class A	20,800	809,536
Dentsu, Inc. (B)	1,300	62,067
Discovery Communications, Inc., Class C (A)	2,000	50,420
Discovery Communications, Inc., Series A (A) (B)	2,000	51,660
DISH Network Corp., Class A (A)	3,200	200,832
Eutelsat Communications SA	1,278	32,638
JCDecaux SA	1,315	43,135

	Shares	Value
COMMON STOCKS (continued)
Media (continued)
Lagardere SCA	1,800	$ 56,845
Liberty Global PLC, Class A (A)	2,200	70,664
Liberty Global PLC, Series C (A)	2,200	68,596
Liberty Media Corp. - Liberty SiriusXM, Class A (A)	600	25,188
Liberty Media Corp. - Liberty SiriusXM, Class C (A)	1,200	50,040
News Corp., Class A	1,524	20,879
Omnicom Group, Inc.	2,300	190,670
Pearson PLC	7,530	67,818
Publicis Groupe SA	701	52,290
RTL Group SA (A)	800	60,406
Schibsted ASA, B Shares	600	13,259
Scripps Networks Interactive, Inc., Class A	900	61,479
Singapore Press Holdings, Ltd. (B)	7,000	16,423
Sirius XM Holdings, Inc. (B)	37,874	207,171
Sky PLC	4,495	58,194
Telenet Group Holding NV (A)	200	12,598
Time Warner, Inc.	3,500	351,435
Toho Co., Ltd.	1,100	33,839
Twenty-First Century Fox, Inc., Class A	6,100	172,874
Twenty-First Century Fox, Inc., Class B	5,900	164,433
Viacom, Inc., Class B	3,700	124,209
Vivendi SA	5,666	126,128
Walt Disney Co.	7,200	765,000
WPP PLC, Class A	5,810	122,135

		4,608,203

Metals & Mining - 0.6%
Agnico Eagle Mines, Ltd.	1,300	58,624
Anglo American PLC (A)	4,851	64,698
Antofagasta PLC, Class A (B)	5,815	60,552
ArcelorMittal (A)	519	11,773
Barrick Gold Corp.	4,200	66,815
BHP Billiton PLC	7,679	117,618
BHP Billiton, Ltd. (B)	13,601	243,363
Boliden AB	1,192	32,528
First Quantum Minerals, Ltd.	3,948	33,397
Fortescue Metals Group, Ltd. (B)	24,092	96,659
Franco-Nevada Corp.	1,100	79,370
Glencore PLC (A)	56,702	212,102
JFE Holdings, Inc.	2,100	36,417
Kinross Gold Corp. (A)	6,433	26,143
Kobe Steel, Ltd. (A)	900	9,234
Mitsubishi Materials Corp.	400	12,092
Newcrest Mining, Ltd.	3,252	50,390
Newmont Mining Corp.	6,400	207,296
Nippon Steel & Sumitomo Metal Corp.	3,100	69,952
Norsk Hydro ASA	5,754	31,896
Nucor Corp.	2,400	138,888
Randgold Resources, Ltd.	700	62,042
Rio Tinto PLC	4,842	204,455
Rio Tinto, Ltd.	1,626	79,071
South32, Ltd.	1,880	3,873
Sumitomo Metal Mining Co., Ltd.	2,000	26,682
Teck Resources, Ltd., Class B	2,100	36,403
thyssenkrupp AG	2,686	76,312
Turquoise Hill Resources, Ltd. (A)	16,445	43,750
voestalpine AG	563	26,236
Wheaton Precious Metals Corp.	1,500	29,796

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica AB Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Metals & Mining (continued)
Yamana Gold, Inc.	3,200	$ 7,724

		2,256,151

Mortgage Real Estate Investment Trusts - 0.0% (G)
AGNC Investment Corp.	1,500	31,935
Annaly Capital Management, Inc.	7,800	93,990

		125,925

Multi-Utilities - 0.5%
AGL Energy, Ltd.	3,330	65,266
Ameren Corp.	1,100	60,137
Canadian Utilities, Ltd., Class A	600	19,280
CenterPoint Energy, Inc.	1,900	52,022
Centrica PLC	21,915	57,143
CMS Energy Corp.	3,100	143,375
Consolidated Edison, Inc.	1,600	129,312
Dominion Energy, Inc.	2,400	183,912
DTE Energy Co.	700	74,053
E.ON SE	8,854	83,409
Engie SA	7,410	111,843
Innogy SE (B) (H)	1,100	43,301
National Grid PLC	15,210	188,554
Public Service Enterprise Group, Inc.	2,800	120,428
RWE AG (A)	1,736	34,589
SCANA Corp.	1,500	100,515
Sempra Energy	1,090	122,897
Veolia Environnement SA	2,882	60,896
WEC Energy Group, Inc.	2,600	159,588

		1,810,520

Multiline Retail - 0.2%
Canadian Tire Corp., Ltd., Class A	800	91,030
Dollar General Corp.	2,500	180,225
Dollar Tree, Inc. (A)	973	68,032
Don Quijote Holdings Co., Ltd. (B)	800	30,300
Isetan Mitsukoshi Holdings, Ltd.	1,200	12,013
Kohl’s Corp.	800	30,936
Macy’s, Inc.	3,200	74,368
Marks & Spencer Group PLC (B)	13,300	57,736
Next PLC	1,400	70,312
Nordstrom, Inc. (B)	700	33,481
Ryohin Keikaku Co., Ltd.	95	23,709
Target Corp.	2,300	120,267

		792,409

Oil, Gas & Consumable Fuels - 2.2%
Anadarko Petroleum Corp., Class A	1,800	81,612
Apache Corp.	3,400	162,962
BP PLC	81,568	470,423
Cameco Corp., Class A (B)	2,400	21,857
Canadian Natural Resources, Ltd.	4,700	135,621
Chevron Corp.	8,300	865,939
ConocoPhillips	5,300	232,988
Continental Resources, Inc., Class B (A)	2,964	95,826
Crescent Point Energy Corp. (B)	4,600	35,188
Devon Energy Corp., Class A	4,400	140,668
Enagas SA (B)	700	19,628
Enbridge, Inc.	7,600	302,758
EnCana Corp.	3,100	27,276
Eni SpA, Class B	10,808	162,452

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
EOG Resources, Inc.	2,200	$ 199,144
EQT Corp.	600	35,154
Exxon Mobil Corp.	17,115	1,381,694
Galp Energia SGPS SA, Class B	2,135	32,322
Hess Corp.	3,000	131,610
Husky Energy, Inc. (A)	2,757	31,295
Idemitsu Kosan Co., Ltd.	300	8,509
Inpex Corp.	3,200	30,755
Inter Pipeline, Ltd.	2,000	39,173
JXTG Holdings, Inc.	15,650	68,277
Keyera Corp. (B)	600	18,886
Kinder Morgan, Inc.	8,156	156,269
Lundin Petroleum AB (A)	1,096	21,088
Marathon Oil Corp.	1,600	18,960
Marathon Petroleum Corp.	2,000	104,660
Murphy Oil Corp.	700	17,941
Neste OYJ	697	27,457
Noble Energy, Inc.	2,600	73,580
Occidental Petroleum Corp.	2,900	173,623
Oil Search, Ltd.	8,200	42,983
OMV AG	597	30,980
ONEOK, Inc.	2,500	130,400
Origin Energy, Ltd. (A)	8,100	42,708
Pembina Pipeline Corp.	1,900	62,928
Phillips 66	2,500	206,725
PrairieSky Royalty, Ltd. (B)	94	2,140
Range Resources Corp.	600	13,902
Repsol SA, Class A	5,028	76,953
Royal Dutch Shell PLC, Class A	19,681	521,642
Royal Dutch Shell PLC, Class B	14,528	390,266
Santos, Ltd. (A)	9,852	22,944
Seven Generations Energy, Ltd., Class A (A)	1,500	25,690
Showa Shell Sekiyu KK	200	1,853
Snam SpA	196	854
Statoil ASA	4,735	78,494
Suncor Energy, Inc.	7,600	222,057
TOTAL SA	9,576	473,418
Tourmaline Oil Corp. (A)	1,724	37,064
TransCanada Corp. (B)	4,000	190,685
Valero Energy Corp.	1,600	107,936
Vermilion Energy, Inc. (B)	500	15,862
Williams Cos., Inc.	3,000	90,840
Woodside Petroleum, Ltd. (B)	3,250	74,614

		8,189,533

Paper & Forest Products - 0.1%
Mondi PLC	2,100	55,086
OJI Holdings Corp.	6,800	35,065
Stora Enso OYJ, Class R	1,863	24,066
UPM-Kymmene OYJ	2,488	70,928

		185,145

Personal Products - 0.3%
Beiersdorf AG	486	51,090
Coty, Inc., Class A	2,253	42,266
Kao Corp.	2,200	130,504
Kose Corp.	300	32,727
L’Oreal SA	1,086	226,245
Shiseido Co., Ltd.	1,600	56,816

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica AB Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Personal Products (continued)
Unilever NV, CVA	6,902	$ 380,912
Unilever PLC	5,838	315,934

		1,236,494

Pharmaceuticals - 2.4%
Allergan PLC	1,368	332,547
Astellas Pharma, Inc.	9,500	116,095
AstraZeneca PLC	5,530	369,851
Bayer AG	3,529	456,269
Bristol-Myers Squibb Co.	7,300	406,756
Chugai Pharmaceutical Co., Ltd.	700	26,170
Daiichi Sankyo Co., Ltd.	2,400	56,482
Eisai Co., Ltd.	900	49,651
Eli Lilly & Co.	3,800	312,740
GlaxoSmithKline PLC	21,269	453,063
Hisamitsu Pharmaceutical Co., Inc.	300	14,350
Johnson & Johnson	11,194	1,480,854
Merck & Co., Inc.	12,900	826,761
Mylan NV (A)	3,900	151,398
Novartis AG	9,228	767,958
Novo Nordisk A/S, Class B	8,630	369,572
Ono Pharmaceutical Co., Ltd.	2,000	43,583
Orion OYJ, Class B	352	22,474
Otsuka Holdings Co., Ltd.	1,800	76,657
Perrigo Co. PLC	588	44,406
Pfizer, Inc.	27,000	906,930
Recordati SpA	100	4,057
Roche Holding AG	3,125	795,834
Sanofi	4,764	455,755
Santen Pharmaceutical Co., Ltd.	2,500	33,874
Shionogi & Co., Ltd.	1,400	77,907
Sumitomo Dainippon Pharma Co., Ltd. (B)	2,000	27,259
Taisho Pharmaceutical Holdings Co., Ltd.	201	15,279
Takeda Pharmaceutical Co., Ltd.	3,300	167,501
Teva Pharmaceutical Industries, Ltd., ADR	4,198	139,458
UCB SA	705	48,498
Valeant Pharmaceuticals International, Inc. (A) (B)	1,400	24,334
Zoetis, Inc., Class A	2,080	129,750

		9,204,073

Professional Services - 0.2%
Bureau Veritas SA	2,084	46,117
Capita PLC	4,652	41,898
Experian PLC	3,140	64,413
Intertek Group PLC	1,100	60,417
Randstad Holding NV	1,500	87,580
Recruit Holdings Co., Ltd.	5,100	87,558
RELX NV	5,546	114,018
RELX PLC	6,093	131,735
SGS SA	28	67,803
Verisk Analytics, Inc., Class A (A)	800	67,496

		769,035

Real Estate Management & Development - 0.3%
Azrieli Group, Ltd.	200	11,110
CapitaLand, Ltd.	11,000	27,964
Cheung Kong Property Holdings, Ltd.	12,156	95,209
City Developments, Ltd.	2,362	18,409
Daito Trust Construction Co., Ltd.	300	46,664
Daiwa House Industry Co., Ltd.	3,000	102,369

	Shares	Value
COMMON STOCKS (continued)
Real Estate Management & Development (continued)
Deutsche Wohnen AG	1,600	$ 61,201
Global Logistic Properties, Ltd., Class L	13,000	27,006
Henderson Land Development Co., Ltd.	3,885	21,670
Hongkong Land Holdings, Ltd.	5,000	36,800
Hulic Co., Ltd. (B)	5,300	54,048
Hysan Development Co., Ltd.	4,389	20,940
Kerry Properties, Ltd.	1,000	3,394
LendLease Group	4,700	60,147
Mitsubishi Estate Co., Ltd.	5,200	96,788
Mitsui Fudosan Co., Ltd.	4,200	100,094
Nomura Real Estate Holdings, Inc.	700	13,717
Sino Land Co., Ltd.	15,200	24,920
Sumitomo Realty & Development Co., Ltd.	1,900	58,533
Sun Hung Kai Properties, Ltd.	7,000	102,838
Swire Pacific, Ltd., Class A	2,500	24,416
Swire Properties, Ltd.	8,000	26,385
Tokyu Fudosan Holdings Corp.	4,000	23,614
Vonovia SE	2,080	82,590
Wharf Holdings, Ltd.	6,000	49,722
Wheelock & Co., Ltd.	4,000	30,176

		1,220,724

Road & Rail - 0.5%
Canadian National Railway Co.	3,600	292,098
Canadian Pacific Railway, Ltd.	700	112,627
Central Japan Railway Co.	618	100,605
CSX Corp.	4,400	240,064
DSV A/S	915	56,218
East Japan Railway Co.	1,400	133,745
Hankyu Hanshin Holdings, Inc.	1,100	39,511
Kansas City Southern	500	52,325
Keikyu Corp.	3,000	36,088
Keisei Electric Railway Co., Ltd.	800	21,338
Kintetsu Group Holdings Co., Ltd.	7,000	26,948
MTR Corp., Ltd.	4,000	22,517
Norfolk Southern Corp.	800	97,360
Odakyu Electric Railway Co., Ltd.	1,000	20,147
Tobu Railway Co., Ltd.	4,000	21,800
Tokyu Corp.	3,000	22,859
Union Pacific Corp.	3,400	370,294
West Japan Railway Co.	720	50,802

		1,717,346

Semiconductors & Semiconductor Equipment - 1.0%
Applied Materials, Inc., Class A	5,000	206,550
ASM Pacific Technology, Ltd.	1,178	15,918
ASML Holding NV	1,528	199,128
Broadcom, Ltd.	1,750	407,838
Infineon Technologies AG	4,149	87,596
Intel Corp.	21,300	718,662
KLA-Tencor Corp.	700	64,057
Lam Research Corp.	1,400	198,002
Marvell Technology Group, Ltd.	2,500	41,300
Maxim Integrated Products, Inc., Class A	1,300	58,370
NVIDIA Corp.	2,500	361,400
NXP Semiconductors NV (A)	1,500	164,175
QUALCOMM, Inc.	7,300	403,106
Rohm Co., Ltd.	400	30,691
Skyworks Solutions, Inc.	1,300	124,735

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica AB Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
STMicroelectronics NV, Class B (B)	4,800	$ 68,913
Texas Instruments, Inc.	4,200	323,106
Tokyo Electron, Ltd.	700	94,350
Xilinx, Inc.	1,100	70,752

		3,638,649

Software - 1.5%
Activision Blizzard, Inc.	3,600	207,252
Adobe Systems, Inc. (A)	2,100	297,024
CA, Inc.	1,500	51,705
Check Point Software Technologies, Ltd., Class A (A)	12	1,309
Citrix Systems, Inc. (A)	1,300	103,454
Constellation Software, Inc.	100	52,314
Dell Technologies, Inc., Class V (A)	824	50,355
Electronic Arts, Inc. (A)	1,100	116,292
Gemalto NV	600	36,012
Intuit, Inc.	1,000	132,810
LINE Corp. (A) (B)	800	27,562
Microsoft Corp.	30,300	2,088,579
Nexon Co., Ltd. (A) (B)	2,400	47,370
Nice, Ltd.	271	21,351
Nintendo Co., Ltd.	500	167,504
Open Text Corp. (B)	1,200	37,875
Oracle Corp.	700	45,370
Oracle Corp.	14,433	723,671
Red Hat, Inc. (A)	600	57,450
Sage Group PLC	7,890	70,701
salesforce.com, Inc. (A)	3,600	311,760
SAP SE	4,435	463,234
Symantec Corp.	6,900	194,925
Trend Micro, Inc.	400	20,591
VMware, Inc., Class A (A) (B)	2,623	229,329
Workday, Inc., Class A (A)	900	87,300

		5,643,099

Specialty Retail - 0.6%
ABC-Mart, Inc.	400	23,507
AutoZone, Inc. (A)	300	171,138
Bed Bath & Beyond, Inc.	1,800	54,720
Fast Retailing Co., Ltd.	200	66,539
Gap, Inc., Class A (B)	4,000	87,960
Hennes & Mauritz AB, B Shares	3,974	99,012
Home Depot, Inc.	5,000	767,000
Industria de Diseno Textil SA	4,660	178,887
Kingfisher PLC	10,833	42,427
L Brands, Inc.	2,400	129,336
Lowe’s Cos., Inc.	4,500	348,885
Nitori Holdings Co., Ltd.	450	60,173
O’Reilly Automotive, Inc. (A)	400	87,496
Staples, Inc.	2,500	25,175
Tiffany & Co.	500	46,935
TJX Cos., Inc.	2,700	194,859
Yamada Denki Co., Ltd. (B)	7,200	35,720

		2,419,769

Technology Hardware, Storage & Peripherals - 1.1%
Apple, Inc.	21,658	3,119,185
Blackberry, Ltd. (A)	1,700	16,990
Brother Industries, Ltd.	2,200	50,719

	Shares	Value
COMMON STOCKS (continued)
Technology Hardware, Storage & Peripherals (continued)
Canon, Inc.	4,800	$ 162,852
FUJIFILM Holdings Corp.	1,700	61,062
Hewlett Packard Enterprise Co.	7,200	119,448
HP, Inc.	7,200	125,856
Konica Minolta, Inc.	1,500	12,429
NEC Corp.	7,000	18,546
NetApp, Inc.	3,400	136,170
Ricoh Co., Ltd.	2,000	17,640
Seagate Technology PLC (B)	2,800	108,500
Western Digital Corp.	1,538	136,267
Xerox Corp.	1,200	34,476

		4,120,140

Textiles, Apparel & Luxury Goods - 0.5%
adidas AG	924	177,034
Burberry Group PLC	3,000	64,901
Christian Dior SE (B)	182	52,041
Cie Financiere Richemont SA	1,908	157,193
Coach, Inc., Class A	2,400	113,616
Gildan Activewear, Inc., Class A	1,200	36,875
Kering	340	115,800
Li & Fung, Ltd. (B)	20,000	7,275
Lululemon Athletica, Inc. (A)	234	13,963
Luxottica Group SpA	871	50,387
LVMH Moet Hennessy Louis Vuitton SE	1,261	314,407
Michael Kors Holdings, Ltd. (A)	830	30,088
NIKE, Inc., Class B	5,200	306,800
Pandora A/S	500	46,656
Ralph Lauren Corp., Class A	700	51,660
Swatch Group AG	1,046	126,179
VF Corp.	2,800	161,280

		1,826,155

Tobacco - 0.7%
Altria Group, Inc.	8,700	647,889
British American Tobacco PLC	8,243	561,927
Imperial Brands PLC	3,581	160,841
Japan Tobacco, Inc. (B)	4,678	164,161
Philip Morris International, Inc.	7,200	845,640
Reynolds American, Inc., Class A	3,820	248,453
Swedish Match AB	171	6,022

		2,634,933

Trading Companies & Distributors - 0.2%
Ashtead Group PLC	2,800	57,949
Bunzl PLC	2,400	71,520
Fastenal Co.	2,700	117,531
Finning International, Inc.	500	9,801
ITOCHU Corp.	6,000	89,033
Marubeni Corp.	6,400	41,299
Mitsubishi Corp.	6,900	144,533
Mitsui & Co., Ltd.	7,400	105,630
Rexel SA (B)	1,700	27,814
Sumitomo Corp.	5,500	71,491
Wolseley PLC	30	1,842
WW Grainger, Inc.	600	108,318

		846,761

Transportation Infrastructure - 0.1%
Abertis Infraestructuras SA	2,417	44,777

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica AB Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Transportation Infrastructure (continued)
Aena SA (H)	300	$ 58,541
Aeroports de Paris, Class A	224	36,150
Atlantia SpA	2,254	63,433
Auckland International Airport, Ltd.	4,656	24,327
Hutchison Port Holdings Trust	36,000	15,480
Kamigumi Co., Ltd.	2,000	20,947
SATS, Ltd.	4,000	14,847
Sydney Airport	2,536	13,820
Transurban Group	11,542	105,123

		397,445

Water Utilities - 0.0% (G)
American Water Works Co., Inc.	1,100	85,745
Severn Trent PLC	1,500	42,629

		128,374

Wireless Telecommunication Services - 0.3%
KDDI Corp.	7,354	194,516
Millicom International Cellular SA, Class B, SDR	429	25,338
NTT DOCOMO, Inc.	5,800	136,756
Rogers Communications, Inc., Class B	1,700	80,294
SoftBank Group Corp.	3,400	274,993
Sprint Corp. (A)	15,500	127,255
T-Mobile US, Inc. (A)	1,900	115,178
Tele2 AB, Class B	210	2,198
Vodafone Group PLC	113,942	323,149

		1,279,677

Total Common Stocks (Cost $104,975,729)		151,767,568

PREFERRED STOCKS - 0.1%
Automobiles - 0.1%
Porsche Automobil Holding SE 1.95% (I)	698	39,215
Volkswagen AG 1.47% (I)	699	106,462

		145,677

Household Products - 0.0% (G)
Henkel AG & Co. KGaA 1.37% (I)	744	102,396

Total Preferred Stocks (Cost $215,457)		248,073

EXCHANGE-TRADED FUND - 0.7%
International Equity Fund - 0.7%
iShares Core MSCI Emerging Markets ETF	54,868	2,745,595

Total Exchange-Traded Fund (Cost $2,756,223)		2,745,595

RIGHT - 0.0% (G)
Construction & Engineering - 0.0% (G)
ACS Actividades de Construccion y Servicios SA (A) Exercise Price $0 Expiration Date 07/17/2017	855	684

Total Right (Cost $719)		684

	Principal	Value
ASSET-BACKED SECURITIES - 0.6%
Ally Auto Receivables Trust Series 2016-2, Class A4, 1.60%, 01/15/2021	$ 700,000	$ 696,809
American Express Credit Account Master Trust Series 2014-4, Class A, 1.43%, 06/15/2020	700,000	700,138
Mercedes-Benz Auto Lease Trust Series 2016-A, Class A3, 1.52%, 03/15/2019	470,000	470,067
Synchrony Credit Card Master Note Trust Series 2016-1, Class A, 2.04%, 03/15/2022	280,000	281,194

Total Asset-Backed Securities (Cost $2,151,839)		2,148,208

CORPORATE DEBT SECURITIES - 13.2%
Aerospace & Defense - 0.2%
Lockheed Martin Corp. 4.07%, 12/15/2042	185,000	189,093
Raytheon Co. 2.50%, 12/15/2022	170,000	170,700
United Technologies Corp. 4.50%, 06/01/2042	220,000	240,230

		600,023

Air Freight & Logistics - 0.0% (G)
United Parcel Service, Inc. 2.45%, 10/01/2022 (B)	170,000	171,726

Automobiles - 0.5%
Ford Motor Co. 4.75%, 01/15/2043	1,960,000	1,891,929

Banks - 2.2%
Bank of America Corp. 4.10%, 07/24/2023	355,000	375,810
4.13%, 01/22/2024, MTN	825,000	870,587
5.63%, 07/01/2020, MTN	205,000	224,497
5.65%, 05/01/2018, MTN	90,000	92,826
Barclays Bank PLC 5.14%, 10/14/2020	110,000	117,731
Barclays PLC 3.65%, 03/16/2025	525,000	522,390
BB&T Corp. 1.45%, 01/12/2018, MTN	160,000	159,918
BNP Paribas SA 5.00%, 01/15/2021	85,000	92,933
Citigroup, Inc. 3.50%, 05/15/2023	385,000	390,613
3.75%, 06/16/2024	490,000	507,811
3.88%, 10/25/2023	848,000	884,963
HSBC Bank USA NA 4.88%, 08/24/2020	250,000	268,880
HSBC Finance Corp. 6.68%, 01/15/2021	155,000	174,679
HSBC Holdings PLC 2.95%, 05/25/2021	510,000	516,486
JPMorgan Chase & Co. 3.38%, 05/01/2023	390,000	395,756
3.63%, 05/13/2024	480,000	495,053
4.40%, 07/22/2020	540,000	575,063
4.63%, 05/10/2021	53,000	57,135

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica AB Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Kreditanstalt fuer Wiederaufbau 4.50%, 07/16/2018	$ 310,000	$ 319,764
Mellon Capital IV 4.00% (J), 07/31/2017 (K)	115,000	102,931
PNC Bank NA 4.20%, 11/01/2025	550,000	590,985
Royal Bank of Canada 1.50%, 01/16/2018, MTN	155,000	155,052
Wells Fargo & Co. 3.45%, 02/13/2023	175,000	179,174
5.63%, 12/11/2017	85,000	86,478
Westpac Banking Corp. 4.88%, 11/19/2019	50,000	53,245

		8,210,760

Beverages - 0.5%
Anheuser-Busch InBev Finance, Inc. 3.65%, 02/01/2026	575,000	592,405
3.70%, 02/01/2024	470,000	491,746
Anheuser-Busch InBev Worldwide, Inc. 4.38%, 02/15/2021	110,000	117,865
5.38%, 01/15/2020	50,000	54,139
Coca-Cola Co. 3.30%, 09/01/2021	140,000	146,476
Diageo Capital PLC 4.83%, 07/15/2020	445,000	480,175
PepsiCo, Inc. 3.00%, 08/25/2021	180,000	186,262

		2,069,068

Biotechnology - 0.3%
AbbVie, Inc. 4.40%, 11/06/2042	220,000	225,375
Amgen, Inc. 4.66%, 06/15/2051	168,000	177,938
5.70%, 02/01/2019	85,000	90,104
Celgene Corp. 3.88%, 08/15/2025	490,000	511,732

		1,005,149

Capital Markets - 1.0%
BlackRock, Inc. 5.00%, 12/10/2019	140,000	150,321
Credit Suisse Group Funding Guernsey, Ltd. 3.75%, 03/26/2025	520,000	525,383
4.88%, 05/15/2045	495,000	544,830
Deutsche Bank AG 6.00%, 09/01/2017	90,000	90,594
Goldman Sachs Group, Inc. 3.63%, 01/22/2023	370,000	381,884
4.00%, 03/03/2024	842,000	881,423
6.00%, 06/15/2020, MTN	50,000	55,161
6.13%, 02/15/2033	95,000	118,769
Morgan Stanley 3.88%, 04/29/2024	565,000	587,198
4.88%, 11/01/2022	345,000	374,582
5.50%, 07/24/2020, MTN	200,000	218,363

		3,928,508

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Chemicals - 0.5%
Dow Chemical Co. 4.25%, 11/15/2020	$ 50,000	$ 53,088
4.38%, 11/15/2042	510,000	526,756
8.55%, 05/15/2019	80,000	89,603
E.I. du Pont de Nemours & Co. 2.80%, 02/15/2023	375,000	376,473
Ecolab, Inc. 5.50%, 12/08/2041	130,000	159,241
Lubrizol Corp. 8.88%, 02/01/2019	15,000	16,561
LYB International Finance BV 4.00%, 07/15/2023	475,000	503,254
Praxair, Inc. 3.55%, 11/07/2042	160,000	154,890

		1,879,866

Commercial Services & Supplies - 0.1%
Cintas Corp. No. 2 4.30%, 06/01/2021	145,000	154,506
Republic Services, Inc. 3.80%, 05/15/2018	115,000	117,032

		271,538

Communications Equipment - 0.2%
Cisco Systems, Inc. 3.63%, 03/04/2024	460,000	486,547
5.90%, 02/15/2039	160,000	208,047
Motorola Solutions, Inc. 7.50%, 05/15/2025	15,000	17,871

		712,465

Consumer Finance - 0.1%
American Express Co. 8.13%, 05/20/2019	75,000	83,341
Capital One Financial Corp. 3.50%, 06/15/2023	93,000	94,867
4.75%, 07/15/2021	80,000	86,313

		264,521

Diversified Financial Services - 0.1%
Berkshire Hathaway, Inc. 3.75%, 08/15/2021	200,000	212,919
National Rural Utilities Cooperative Finance Corp. 3.05%, 02/15/2022	155,000	158,846

		371,765

Diversified Telecommunication Services - 0.8%
AT&T, Inc. 3.80%, 03/15/2022	380,000	393,313
4.45%, 05/15/2021	361,000	383,569
4.55%, 03/09/2049	97,000	91,663
4.60%, 02/15/2021	90,000	95,988
5.35%, 09/01/2040	10,000	10,589
5.80%, 02/15/2019	135,000	143,208
Deutsche Telekom International Finance BV 4.88%, 03/06/2042 (H)	470,000	515,576
6.00%, 07/08/2019	75,000	80,829
Telefonica Emisiones SAU 5.13%, 04/27/2020	75,000	80,887

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica AB Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Telecommunication Services (continued)
Verizon Communications, Inc. 3.50%, 11/01/2024	$ 665,000	$ 671,150
4.60%, 04/01/2021	220,000	235,935
5.15%, 09/15/2023	260,000	288,805

		2,991,512

Electric Utilities - 0.6%
AEP Texas, Inc. 6.65%, 02/15/2033	85,000	107,706
Commonwealth Edison Co. 5.80%, 03/15/2018	50,000	51,419
Duke Energy Carolinas LLC 4.25%, 12/15/2041	455,000	486,060
Entergy Texas, Inc. 7.13%, 02/01/2019	100,000	107,539
Exelon Corp. 5.15%, 12/01/2020	90,000	97,071
Florida Power & Light Co. 4.13%, 02/01/2042	115,000	121,806
Georgia Power Co. 5.40%, 06/01/2018	50,000	51,656
Oncor Electric Delivery Co. LLC 6.80%, 09/01/2018	100,000	105,612
Pacific Gas & Electric Co. 3.50%, 06/15/2025	475,000	491,105
Progress Energy, Inc. 4.40%, 01/15/2021	165,000	175,280
Southern California Edison Co. 5.55%, 01/15/2036	400,000	492,335
TECO Finance, Inc. 5.15%, 03/15/2020	75,000	79,713
Wisconsin Electric Power Co. 2.95%, 09/15/2021	95,000	97,496

		2,464,798

Electronic Equipment, Instruments & Components - 0.0% (G)
Corning, Inc. 4.75%, 03/15/2042	155,000	162,555

Equity Real Estate Investment Trusts - 0.1%
American Tower Corp. 5.05%, 09/01/2020	90,000	96,944
Welltower, Inc. 4.95%, 01/15/2021	175,000	188,086

		285,030

Food & Staples Retailing - 0.1%
Ahold Finance USA LLC 6.88%, 05/01/2029	55,000	69,022
Costco Wholesale Corp. 1.70%, 12/15/2019	165,000	164,609

		233,631

Food Products - 0.3%
Kraft Heinz Foods Co. 3.50%, 06/06/2022	475,000	490,770
5.38%, 02/10/2020	78,000	84,067
Tyson Foods, Inc. 3.95%, 08/15/2024	470,000	491,816

		1,066,653

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Equipment & Supplies - 0.0% (G)
Medtronic, Inc. 4.50%, 03/15/2042	$ 135,000	$ 145,701

Health Care Providers & Services - 0.1%
Anthem, Inc. 7.00%, 02/15/2019	80,000	86,079
Cigna Corp. 4.50%, 03/15/2021	75,000	80,025
Express Scripts Holding Co. 3.90%, 02/15/2022	175,000	183,192
UnitedHealth Group, Inc. 6.00%, 02/15/2018	30,000	30,800

		380,096

Hotels, Restaurants & Leisure - 0.0% (G)
McDonald’s Corp. 5.00%, 02/01/2019, MTN	85,000	89,083

Household Durables - 0.1%
Newell Brands, Inc. 3.90%, 11/01/2025	490,000	507,413

Household Products - 0.0% (G)
Kimberly-Clark Corp. 3.88%, 03/01/2021	115,000	121,789

Independent Power & Renewable Electricity Producers - 0.0% (G)
Exelon Generation Co. LLC 4.00%, 10/01/2020	145,000	151,287

Industrial Conglomerates - 0.0% (G)
General Electric Co. 5.63%, 05/01/2018, MTN	140,000	144,772

Insurance - 0.7%
American International Group, Inc. 6.40%, 12/15/2020	70,000	79,212
Aon Corp. 5.00%, 09/30/2020 (B)	75,000	80,763
Chubb INA Holdings, Inc. 6.70%, 05/15/2036	355,000	492,955
Guardian Life Insurance Co. of America 7.38%, 09/30/2039 (H)	365,000	520,112
Hartford Financial Services Group, Inc. 5.50%, 03/30/2020	430,000	467,261
6.30%, 03/15/2018	49,000	50,527
Lincoln National Corp. 8.75%, 07/01/2019	42,000	47,220
Marsh & McLennan Cos., Inc. 4.80%, 07/15/2021	55,000	59,794
MetLife, Inc. 7.72%, 02/15/2019	145,000	158,380
Prudential Financial, Inc. 5.38%, 06/21/2020, MTN	90,000	98,320
5.63% (J), 06/15/2043	475,000	521,906
XLIT, Ltd. 5.75%, 10/01/2021	80,000	89,541

		2,665,991

Internet & Direct Marketing Retail - 0.2%
Amazon.com, Inc. 3.80%, 12/05/2024	558,000	594,487

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica AB Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
IT Services - 0.2%
HP Enterprise Services LLC 7.45%, 10/15/2029	$ 75,000	$ 91,366
International Business Machines Corp. 3.63%, 02/12/2024	470,000	491,276
4.00%, 06/20/2042	92,000	91,882
5.60%, 11/30/2039	5,000	6,178
5.70%, 09/14/2017	100,000	100,861

		781,563

Machinery - 0.0% (G)
Caterpillar, Inc. 7.38%, 03/01/2097	55,000	74,725
Ingersoll-Rand Global Holding Co., Ltd. 6.88%, 08/15/2018	50,000	52,767

		127,492

Media - 1.1%
21st Century Fox America, Inc. 5.65%, 08/15/2020	85,000	93,500
6.15%, 02/15/2041	405,000	511,176
6.55%, 03/15/2033	75,000	94,526
CBS Corp. 3.50%, 01/15/2025	1,005,000	1,018,503
5.75%, 04/15/2020	55,000	60,163
Comcast Cable Communications Holdings, Inc. 9.46%, 11/15/2022	225,000	301,329
NBCUniversal Media LLC 5.15%, 04/30/2020	50,000	54,449
RELX Capital, Inc. 8.63%, 01/15/2019	39,000	42,660
Time Warner Cable LLC 4.13%, 02/15/2021	455,000	475,796
5.00%, 02/01/2020	145,000	154,685
Time Warner, Inc. 3.55%, 06/01/2024	500,000	506,661
4.70%, 01/15/2021	115,000	123,508
Viacom, Inc. 3.88%, 04/01/2024	505,000	514,411
Walt Disney Co. 5.50%, 03/15/2019, MTN	85,000	90,369
WPP Finance 4.75%, 11/21/2021	16,000	17,309

		4,059,045

Metals & Mining - 0.3%
Barrick Gold Corp. 4.10%, 05/01/2023	490,000	530,121
Barrick North America Finance LLC 5.70%, 05/30/2041	150,000	177,619
Newmont Mining Corp. 4.88%, 03/15/2042	150,000	158,495
Rio Tinto Finance USA PLC 4.13%, 08/21/2042	155,000	159,946

		1,026,181

Multi-Utilities - 0.3%
Ameren Illinois Co. 9.75%, 11/15/2018	103,000	113,827

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Multi-Utilities (continued)
Berkshire Hathaway Energy Co. 6.13%, 04/01/2036	$ 380,000	$ 488,190
Consolidated Edison Co. of New York, Inc. 5.30%, 03/01/2035	90,000	105,310
Dominion Energy, Inc. 3.90%, 10/01/2025	475,000	491,714
NiSource Finance Corp. 6.80%, 01/15/2019	27,000	28,842

		1,227,883

Oil, Gas & Consumable Fuels - 1.3%
Canadian Natural Resources, Ltd. 5.90%, 02/01/2018	120,000	122,757
ConocoPhillips Holding Co. 6.95%, 04/15/2029	75,000	96,192
Devon Energy Corp. 4.75%, 05/15/2042	140,000	135,734
5.00%, 06/15/2045	580,000	585,940
Energy Transfer, LP 4.65%, 06/01/2021	500,000	527,438
6.70%, 07/01/2018	90,000	94,035
Enterprise Products Operating LLC 3.70%, 02/15/2026	480,000	488,881
5.20%, 09/01/2020	50,000	54,267
Hess Corp. 6.00%, 01/15/2040	50,000	50,856
Husky Energy, Inc. 7.25%, 12/15/2019	50,000	55,554
Kinder Morgan Energy Partners, LP 2.65%, 02/01/2019	510,000	513,466
5.30%, 09/15/2020	125,000	134,563
5.95%, 02/15/2018	50,000	51,235
Marathon Petroleum Corp. 5.13%, 03/01/2021	33,000	35,770
Noble Energy, Inc. 8.25%, 03/01/2019	75,000	82,271
Occidental Petroleum Corp. 2.70%, 02/15/2023	150,000	149,971
Petro-Canada 6.05%, 05/15/2018	90,000	93,237
Plains All American Pipeline, LP / PAA Finance Corp. 8.75%, 05/01/2019	70,000	77,821
Shell International Finance BV 4.38%, 03/25/2020	55,000	58,532
Spectra Energy Partners, LP 4.60%, 06/15/2021	470,000	498,967
TransCanada PipeLines, Ltd. 3.80%, 10/01/2020	130,000	136,449
6.50%, 08/15/2018	50,000	52,520
Valero Energy Corp. 6.13%, 02/01/2020	90,000	98,671
Williams Partners, LP 4.13%, 11/15/2020	505,000	527,873
5.25%, 03/15/2020	90,000	96,857

		4,819,857

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica AB Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals - 0.2%
AstraZeneca PLC 6.45%, 09/15/2037	$ 100,000	$ 134,670
GlaxoSmithKline Capital PLC 2.85%, 05/08/2022	220,000	224,774
GlaxoSmithKline Capital, Inc. 5.65%, 05/15/2018	50,000	51,746
Johnson & Johnson 3.55%, 05/15/2021	200,000	211,929
Merck & Co., Inc. 3.60%, 09/15/2042	80,000	78,159
Teva Pharmaceutical Finance Co. LLC 6.15%, 02/01/2036	6,000	7,052

		708,330

Road & Rail - 0.1%
Burlington Northern Santa Fe LLC 4.40%, 03/15/2042	175,000	188,489
Union Pacific Corp. 3.80%, 10/01/2051	140,000	137,089

		325,578

Semiconductors & Semiconductor Equipment - 0.1%
Applied Materials, Inc. 5.85%, 06/15/2041	200,000	254,364

Software - 0.2%
Microsoft Corp. 4.00%, 02/08/2021	200,000	213,817
Oracle Corp. 3.25%, 05/15/2030	505,000	507,451

		721,268

Specialty Retail - 0.0% (G)
Lowe’s Cos., Inc. 3.80%, 11/15/2021	140,000	148,360

Technology Hardware, Storage & Peripherals - 0.2%
HP, Inc. 4.30%, 06/01/2021	480,000	510,154
Xerox Corp. 2.80%, 05/15/2020	359,000	358,032
4.50%, 05/15/2021	80,000	83,796

		951,982

Tobacco - 0.4%
Altria Group, Inc. 2.85%, 08/09/2022	505,000	512,879
9.25%, 08/06/2019	118,000	135,460
Philip Morris International, Inc. 5.65%, 05/16/2018	50,000	51,720
6.38%, 05/16/2038	105,000	138,490
Reynolds American, Inc. 5.85%, 08/15/2045	440,000	538,912

		1,377,461

Wireless Telecommunication Services - 0.1%
Vodafone Group PLC 4.38%, 03/16/2021 (B)	230,000	245,199

Total Corporate Debt Securities (Cost $48,925,229)		50,156,679

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS - 1.6%
Iraq - 0.4%
Iraq Government AID Bond 2.15%, 01/18/2022	$ 1,272,000	$ 1,270,916

Israel - 0.1%
Israel Government International Bond 5.13%, 03/26/2019	310,000	328,248

Mexico - 0.2%
Mexico Government International Bond 4.00%, 10/02/2023	850,000	889,015

Supranational - 0.4%
European Investment Bank 2.88%, 09/15/2020	220,000	227,135
4.88%, 02/15/2036	285,000	363,617
Inter-American Development Bank 3.88%, 02/14/2020, MTN	635,000	669,586
International Bank for Reconstruction & Development 4.75%, 02/15/2035, MTN	245,000	304,851

		1,565,189

Ukraine - 0.5%
Ukraine Government AID Bonds 1.47%, 09/29/2021	1,900,000	1,857,712

Total Foreign Government Obligations (Cost $5,843,350)		5,911,080

MORTGAGE-BACKED SECURITIES - 0.7%
Banc of America Commercial Mortgage Trust Series 2007-5, Class A4, 5.49%, 02/10/2051	74,562	74,662
COMM Mortgage Trust Series 2015-CR25, Class A4, 3.76%, 08/10/2048	550,000	575,482
CSAIL Commercial Mortgage Trust Series 2015-C4, Class A4, 3.81%, 11/15/2048	600,000	627,065
Great Wolf Trust Series 2015-WOLF, Class A, 2.44% (J), 05/15/2034 (H)	860,000	862,670
JPMorgan Chase Commercial Mortgage Securities Trust Series 2015-SGP, Class A, 2.86% (J), 07/15/2036 (H)	400,000	402,368

Total Mortgage-Backed Securities (Cost $2,551,985)		2,542,247

MUNICIPAL GOVERNMENT OBLIGATION - 0.0% (G)
California - 0.0% (G)
State of California, General Obligation Unlimited, 7.60%, 11/01/2040	115,000	179,078

Total Municipal Government Obligation (Cost $118,826)		179,078

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica AB Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS - 18.8%
Federal Home Loan Mortgage Corp. 0.75%, 04/09/2018, MTN	$ 9,313,000	$ 9,278,058
2.38%, 01/13/2022	745,000	760,636
3.00%, 07/01/2045 - 02/01/2047	3,954,678	3,948,687
3.50%, TBA (L)	3,992,000	4,101,049
4.00%, 11/01/2025 - 02/01/2046	1,807,875	1,908,334
4.00%, TBA (L)	950,000	999,107
4.50%, 05/01/2023	24,028	25,432
5.00%, 12/01/2038 - 04/01/2040	697,602	764,608
5.50%, 04/01/2038 - 10/01/2038	281,269	313,192
6.00%, 11/01/2037	24,542	27,726
6.75%, 03/15/2031	245,000	354,468
Federal National Mortgage Association 1.88%, 09/24/2026	1,408,000	1,334,987
2.50%, 11/01/2031 - 01/01/2032	3,537,410	3,558,232
2.63%, 09/06/2024	1,070,000	1,097,786
3.00%, 05/01/2027 - 08/01/2045	6,753,169	6,801,529
3.50%, TBA (L)	5,475,000	5,623,210
4.00%, 03/01/2024 - 10/01/2043	1,182,058	1,248,876
4.00%, TBA (L)	5,320,000	5,592,442
4.50%, TBA (L)	5,985,000	6,420,081
5.00%, 03/01/2023 - 08/01/2040	543,289	593,075
5.50%, 12/01/2023 - 12/01/2039	475,129	523,924
6.00%, 03/01/2038 - 02/01/2040	323,093	365,658
6.63%, 11/15/2030	414,000	591,880
7.25%, 05/15/2030	445,000	659,622
Government National Mortgage Association 3.00%, 04/20/2046 - 12/20/2046	3,340,150	3,377,350
3.50%, TBA (L)	6,015,000	6,230,224
4.00%, 12/15/2040 - 11/20/2045	1,922,312	2,028,578
4.50%, 06/15/2039 - 07/20/2045	1,735,393	1,855,868
5.00%, 08/15/2039 - 09/20/2041	452,652	499,695
5.50%, 12/20/2038 - 04/15/2040	214,651	237,351
6.00%, 06/15/2037	36,982	41,706

Total U.S. Government Agency Obligations (Cost $71,097,144)		71,163,371

U.S. GOVERNMENT OBLIGATIONS - 24.6%
U.S. Treasury - 24.6%
U.S. Treasury Bond 2.25%, 08/15/2046	3,491,300	3,073,709
2.50%, 02/15/2046	1,030,000	958,704
2.88%, 08/15/2045 - 11/15/2046	1,265,000	1,272,027
3.00%, 02/15/2047 - 05/15/2047	485,000	500,398
3.13%, 11/15/2041	680,000	720,056
3.63%, 08/15/2043	2,285,300	2,628,989
3.75%, 08/15/2041	945,000	1,106,425
4.38%, 05/15/2040	1,618,400	2,065,483
4.50%, 02/15/2036	1,266,400	1,634,645
6.00%, 02/15/2026	290,000	375,969
U.S. Treasury Note 0.88%, 11/30/2017	9,300,000	9,290,291
1.00%, 03/15/2018	8,015,000	8,001,535
1.13%, 02/28/2021 - 09/30/2021	1,486,000	1,452,854
1.25%, 10/31/2021	1,758,600	1,717,795
1.38%, 08/31/2020 - 09/30/2020	5,331,700	5,293,609
1.50%, 05/31/2020 - 08/15/2026	3,626,800	3,596,417

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Note (continued)
1.63%, 11/15/2022	$ 1,580,000	$ 1,553,707
1.75%, 03/31/2022	4,519,200	4,495,899
1.88%, 11/30/2021	1,303,000	1,306,359
2.00%, 02/15/2025 - 11/15/2026	3,514,800	3,440,433
2.13%, 05/15/2025	1,363,900	1,355,322
2.25%, 11/15/2024 - 02/15/2027	3,183,000	3,181,358
2.38%, 08/15/2024	2,651,300	2,691,690
2.63%, 11/15/2020	2,864,000	2,955,960
2.75%, 02/15/2019 - 02/15/2024	20,123,300	20,668,478
3.50%, 05/15/2020	3,056,500	3,224,488
3.63%, 02/15/2021	4,355,000	4,651,515

Total U.S. Government Obligations (Cost $92,790,890)		93,214,115

SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATION - 0.5%
Federal Home Loan Bank Discount Notes 0.96% (I), 08/18/2017	2,100,000	2,097,264

Total Short-Term U.S. Government Agency Obligation (Cost $2,097,360)		2,097,264

	Shares	Value
SECURITIES LENDING COLLATERAL - 1.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.97% (I)	4,712,948	4,712,948

Total Securities Lending Collateral (Cost $4,712,948)		4,712,948

	Principal	Value
REPURCHASE AGREEMENT - 6.4%
State Street Bank & Trust Co. 0.12% (I), dated 06/30/2017, to be repurchased at $24,082,639 on 07/03/2017. Collateralized by U.S. Government Obligations, 1.13% - 2.00%, due 08/31/2021, and with a total value of $24,567,608.	$ 24,082,398	24,082,398

Total Repurchase Agreement (Cost $24,082,398)		24,082,398

Total Investments (Cost $362,320,097) (M)		410,969,308
Net Other Assets (Liabilities) - (8.4)%		(31,792,172)

Net Assets - 100.0%		$ 379,177,136

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica AB Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

CENTRALLY CLEARED SWAP AGREEMENTS:

Credit Default Swap Agreements on Credit Indices - Buy Protection (N)
Reference Obligation	Fixed Rate Payable	Expiration Date	Notional Amount (O)		Fair Value (P)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North America High Yield Index - Series 26	5.00%	06/20/2021	USD	1,841,400	$(143,487)	$—	$(143,487)

Credit Default Swap Agreements on Credit Indices - Sell Protection (Q)
Reference Obligation	Fixed Rate Receivable	Expiration Date	Notional Amount (O)		Fair Value (P)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North America High Yield Index - Series 26	5.00%	06/20/2021	USD	1,841,400	$ 143,487	$44,112	$ 99,375

OVER-THE-COUNTER SWAP AGREEMENTS:

Total Return Swap Agreements (R)

Reference Entity	Counterparty	Pay/ Receive	Expiration Date	Number of Shares or Units	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
S&P 500® Total Return Index Futures	DUB	Pay	09/15/2017	3,794	$107,263	$—	$107,263

FUTURES CONTRACTS: (S)
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
2-Year U.S. Treasury Note	Long	40	09/29/2017	$—	$(13,783)
10-Year U.S. Treasury Note	Long	160	09/20/2017	—	(36,509)
EURO STOXX 50® Index	Long	101	09/15/2017	—	(117,499)
FTSE 100 Index	Long	51	09/15/2017	—	(105,619)
German Euro Bund	Long	15	09/07/2017	—	(46,221)
Hang Seng Index	Short	(9)	07/28/2017	526	—
MSCI EAFE Mini Index	Long	1	09/15/2017	—	(304)
S&P 500® E-Mini	Long	56	09/15/2017	11,514	—
S&P/ASX 200 Index	Short	(37)	09/21/2017	—	(14,299)
S&P/TSX 60 Index	Short	(39)	09/14/2017	53,837	—
TOPIX Index	Long	32	09/07/2017	—	(17,275)
U.S. Treasury Bond	Long	26	09/20/2017	75,051	—

Total				$140,928	$(351,509)

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BCLY	09/15/2017	USD	4,979,391	AUD	6,597,614	$—	$(86,652)
BCLY	09/15/2017	USD	6,306,934	CAD	8,462,190	—	(226,466)
BNP	09/15/2017	USD	1,651,859	GBP	1,280,561	—	(19,938)
CITI	09/15/2017	EUR	2,401,000	USD	2,707,317	46,027	—
CITI	09/15/2017	JPY	245,414,871	USD	2,251,932	—	(62,718)
CSI	09/15/2017	EUR	9,214,512	USD	10,251,418	315,313	—
CSI	09/15/2017	SEK	9,737,434	USD	1,124,902	35,937	—
CSI	09/15/2017	USD	3,141,351	CHF	3,030,000	—	(34,000)
CSI	09/15/2017	USD	2,148,003	GBP	1,678,000	—	(42,658)
JPM	09/15/2017	CAD	2,898,000	USD	2,198,682	38,775	—
JPM	09/15/2017	JPY	301,490,000	USD	2,720,797	—	(31,368)
JPM	09/15/2017	SEK	17,507,000	USD	2,032,988	54,092	—
MSCS	09/15/2017	AUD	991,000	USD	753,188	7,761	—
MSCS	09/15/2017	CHF	2,509,000	USD	2,611,815	17,544	—
MSCS	09/15/2017	USD	518,299	JPY	57,672,000	3,838	—
SSB	09/15/2017	USD	2,641,114	CHF	2,534,482	—	(14,949)
SSB	09/15/2017	USD	388,526	NOK	3,287,135	—	(5,793)

Total						$519,287	$(524,542)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica AB Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

INVESTMENTS BY COUNTRY:

Country	Percentage of Total Investments		Value
United States	74.5%		$306,251,994
Japan	3.2		13,266,249
United Kingdom	2.9		11,982,782
Canada	1.6		6,493,216
France	1.4		5,851,437
Germany	1.4		5,738,018
Switzerland	1.3		5,395,010
Australia	1.0		4,023,864
Netherlands	0.9		3,524,863
Spain	0.5		1,997,596
Hong Kong	0.5		1,875,753
Ukraine	0.4		1,857,712
Sweden	0.4		1,664,628
Supranational	0.4		1,565,189
Iraq	0.3		1,270,916
Ireland	0.3		1,250,226
Italy	0.3		1,131,786
Guernsey, Channel Islands	0.3		1,070,213
Denmark	0.2		1,020,060
Mexico	0.2		889,015
Singapore	0.2		717,480
Belgium	0.2		649,793
Israel	0.2		629,458
Finland	0.1		575,092
Norway	0.1		346,009
Bermuda	0.1		232,056
Luxembourg	0.1		211,807
Austria	0.0	(G)	149,563
New Zealand	0.0	(G)	97,687
Cayman Islands	0.0	(G)	89,541
Macau	0.0	(G)	89,427
Portugal	0.0	(G)	87,842
Jersey, Channel Islands	0.0	(G)	62,042
Chile	0.0	(G)	60,552
Republic of South Africa	0.0	(G)	55,086

Investments, at Value	93.0		382,173,962
Short-Term Investments	7.0		28,795,346

Total Investments	100.0%		$410,969,308

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica AB Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

SECURITY VALUATION:

Valuation Inputs (T)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (U)		Value
ASSETS
Investments
Common Stocks	$95,896,557	$55,871,011	$0	(F)	$151,767,568
Preferred Stocks	—	248,073	—		248,073
Exchange-Traded Fund	2,745,595	—	—		2,745,595
Right	—	684	—		684
Asset-Backed Securities	—	2,148,208	—		2,148,208
Corporate Debt Securities	—	50,156,679	—		50,156,679
Foreign Government Obligations	—	5,911,080	—		5,911,080
Mortgage-Backed Securities	—	2,542,247	—		2,542,247
Municipal Government Obligation	—	179,078	—		179,078
U.S. Government Agency Obligations	—	71,163,371	—		71,163,371
U.S. Government Obligations	—	93,214,115	—		93,214,115
Short-Term U.S. Government Agency Obligation	—	2,097,264	—		2,097,264
Securities Lending Collateral	4,712,948	—	—		4,712,948
Repurchase Agreement	—	24,082,398	—		24,082,398

Total Investments	$103,355,100	$307,614,208	$0	(F)	$410,969,308

Other Financial Instruments
Centrally Cleared Credit Default Swap Agreements	$—	$143,487	$—		$143,487
Over-the-Counter Total Return Swap Agreements	—	107,263	—		107,263
Futures Contracts (V)	140,928	—	—		140,928
Forward Foreign Currency Contracts (V)	—	519,287	—		519,287

Total Other Financial Instruments	$140,928	$770,037	$—		$910,965

LIABILITIES
Other Financial Instruments
Centrally Cleared Credit Default Swap Agreements	$—	$(143,487)	$—		$(143,487)
Futures Contracts (V)	(351,509)	—	—		(351,509)
Forward Foreign Currency Contracts (V)	—	(524,542)	—		(524,542)

Total Other Financial Instruments	$(351,509)	$(668,029)	$—		$(1,019,538)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $4,515,490. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Fair valued as determined in good faith in accordance with procedures established by the Board. At June 30, 2017, value of the security is $0, representing less than 0.1% of the Portfolio’s net assets.
(D)	Security is Level 3 of the fair value hierarchy.
(E)	Illiquid security. At June 30, 2017, the value of such securities amounted to $0 or less than 0.1% of the Portfolio’s net assets.
(F)	Security deemed worthless.
(G)	Percentage rounds to less than 0.1% or (0.1)%.
(H)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2017, the total value of 144A securities is $2,640,914, representing 0.7% of the Portfolio’s net assets.
(I)	Rates disclosed reflect the yields at June 30, 2017.
(J)	Floating or variable rate securities. The rates disclosed are as of June 30, 2017.
(K)	Perpetual maturity. The date displayed is the next call date.
(L)	Securities on a when-issued, delayed-delivery, or forward commitment basis. Securities to be settled and delivered after June 30, 2017.
(M)	Aggregate cost for federal income tax purposes is $362,320,097. Aggregate gross unrealized appreciation and depreciation for all securities is $56,440,089 and $7,790,878, respectively. Net unrealized appreciation for tax purposes is $48,649,211.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica AB Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(N)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced obligation or (b) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(O)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(P)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap agreement, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(Q)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(R)	At the termination date, a net cash flow is exchanged where the total return is equivalent to the return of the reference entity less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return and would receive payment in the event of a negative total return.
(S)	Cash on deposit with broker in the amount of $1,705,629 has been segregated as collateral to cover margin requirements for open futures contracts.
(T)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended June 30, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(U)	Level 3 securities were not considered significant to the Portfolio.
(V)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

BCLY	Barclays Bank PLC
BNP	BNP Paribas
CITI	Citibank N.A.
CSI	Credit Suisse International
DUB	Deutsche Bank AG
JPM	JPMorgan Chase Bank, N.A.
MSCS	Morgan Stanley Capital Services Inc.
SSB	State Street Bank & Trust Co.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica AB Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
ASX	Australian Securities Exchange
CDI	CHESS Depositary Interests
CVA	Commanditaire Vennootschap op Aandelen (Dutch Certificate)
EAFE	Europe, Australasia and Far East
FTSE	Financial Times Stock Exchange
MTN	Medium Term Note
SDR	Swedish Depositary Receipt
STOXX	Deutsche Börse Group & SIX Group Index
TBA	To Be Announced
TOPIX	Tokyo Price Index
TSX	Toronto Stock Exchange

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica AB Dynamic Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2017

(unaudited)

Assets:
Investments, at value (cost $338,237,699) (including securities loaned of $4,515,490)	$386,886,910
Repurchase agreement, at value (cost $24,082,398)	24,082,398
Cash collateral on deposit with broker	1,705,629
Foreign currency, at value (cost $365,623)	366,437
Receivables and other assets:
Shares of beneficial interest sold	10,903
Interest	1,332,125
Dividends	233,875
Tax reclaims	126,630
Net income from securities lending	3,365
Variation margin receivable	471,662
Prepaid expenses	1,360
OTC swap agreements, at value	107,263
Unrealized appreciation on forward foreign currency contracts	519,287

Total assets	415,847,844

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	333,555
Investments purchased	1,623,203
When-issued, delayed-delivery, and forward commitment securities purchased	29,075,238
Investment management fees	240,444
Distribution and service fees	72,900
Transfer agent costs	1,479
Trustees, CCO and deferred compensation fees	1,412
Audit and tax fees	12,855
Custody fees	3,818
Legal fees	3,531
Printing and shareholder reports fees	60,601
Other	4,182
Collateral for securities on loan	4,712,948
Unrealized depreciation on forward foreign currency contracts	524,542

Total liabilities	36,670,708

Net assets	$379,177,136

Net assets consist of:
Capital stock ($0.01 par value)	$383,625
Additional paid-in capital	340,291,898
Undistributed (distributions in excess of) net investment income (loss)	7,679,843
Accumulated net realized gain (loss)	(17,680,148)
Net unrealized appreciation (depreciation) on:
Investments	48,649,211
Swap agreements	63,151
Futures contracts	(210,581)
Translation of assets and liabilities denominated in foreign currencies	137

Net assets	$379,177,136

Net assets by class:
Initial Class	$28,401,042
Service Class	350,776,094

Shares outstanding:
Initial Class	2,851,984
Service Class	35,510,539

Net asset value and offering price per share:
Initial Class	$9.96
Service Class	9.88

STATEMENT OF OPERATIONS

For the period ended June 30, 2017

(unaudited)

Investment Income:
Dividend income	$2,410,212
Interest income	2,428,734
Net income (loss) from securities lending	25,803
Withholding taxes on foreign income	(134,232)

Total investment income	4,730,517

Expenses:
Investment management fees	1,461,198
Distribution and service fees:
Service Class	442,764
Transfer agent costs	2,884
Trustees, CCO and deferred compensation fees	4,730
Audit and tax fees	18,663
Custody fees	92,713
Legal fees	11,166
Printing and shareholder reports fees	34,074
Other	6,289

Total expenses	2,074,481

Net investment income (loss)	2,656,036

Net realized gain (loss) on:
Investments	8,074,431
Swap agreements	360,001
Futures contracts	(1,578,720)
Foreign currency transactions	249,054

Net realized gain (loss)	7,104,766

Net change in unrealized appreciation (depreciation) on:
Investments	9,523,551
Swap agreements	(424,569)
Futures contracts	(78,682)
Translation of assets and liabilities denominated in foreign currencies	(51,240)

Net change in unrealized appreciation (depreciation)	8,969,060

Net realized and change in unrealized gain (loss)	16,073,826

Net increase (decrease) in net assets resulting from operations	$18,729,862

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica AB Dynamic Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2017 (unaudited)	December 31, 2016
From operations:
Net investment income (loss)	$2,656,036	$4,458,665
Net realized gain (loss)	7,104,766	(2,695,278)
Net change in unrealized appreciation (depreciation)	8,969,060	6,278,004

Net increase (decrease) in net assets resulting from operations	18,729,862	8,041,391

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	—	(465,382)
Service Class	—	(4,642,941)

Total dividends and/or distributions from net investment income	—	(5,108,323)

Capital share transactions:
Proceeds from shares sold:
Initial Class	776,546	2,047,205
Service Class	1,094,966	14,889,493

	1,871,512	16,936,698

Dividends and/or distributions reinvested:
Initial Class	—	465,382
Service Class	—	4,642,941

	—	5,108,323

Cost of shares redeemed:
Initial Class	(3,920,840)	(5,750,016)
Service Class	(32,554,518)	(27,662,934)

	(36,475,358)	(33,412,950)

Net increase (decrease) in net assets resulting from capital share transactions	(34,603,846)	(11,367,929)

Net increase (decrease) in net assets	(15,873,984)	(8,434,861)

Net assets:
Beginning of period/year	395,051,120	403,485,981

End of period/year	$379,177,136	$395,051,120

Undistributed (distributions in excess of) net investment income (loss)	$7,679,843	$5,023,807

Capital share transactions - shares:
Shares issued:
Initial Class	80,332	216,079
Service Class	113,009	1,580,673

	193,341	1,796,752

Shares reinvested:
Initial Class	—	48,276
Service Class	—	484,649

	—	532,925

Shares redeemed:
Initial Class	(402,696)	(605,430)
Service Class	(3,374,776)	(2,936,626)

	(3,777,472)	(3,542,056)

Net increase (decrease) in shares outstanding:
Initial Class	(322,364)	(341,075)
Service Class	(3,261,767)	(871,304)

	(3,584,131)	(1,212,379)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica AB Dynamic Allocation VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$9.48		$9.41		$9.54	$9.13	$8.62	$8.19

Investment operations:
Net investment income (loss) (A) (B)	0.08		0.13	(C)	0.10	0.11	0.08	0.08
Net realized and unrealized gain (loss)	0.40		0.08		(0.11)	0.40	0.53	0.42

Total investment operations	0.48		0.21		(0.01)	0.51	0.61	0.50

Dividends and/or distributions to shareholders:
Net investment income	—		(0.14)		(0.12)	(0.10)	(0.10)	(0.07)

Net asset value, end of period/year	$9.96		$9.48		$9.41	$9.54	$9.13	$8.62

Total return (D)	5.06	%(E)	2.22%		(0.08)%	5.56%	7.18%	6.14%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$28,401		$30,086		$33,068	$39,218	$36,414	$37,259
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.85	%(G)	0.85%		0.85%	0.86%	0.86%	0.89%
Including waiver and/or reimbursement and recapture	0.85	%(G)	0.83	%(C)	0.85%	0.86%	0.86%	0.89%
Net investment income (loss) to average net assets (B)	1.62	%(G)	1.34	%(C)	1.08%	1.21%	0.91%	0.97%
Portfolio turnover rate (H)	14	%(E)	40%		40%	28%	31%	26%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$9.41		$9.34		$9.48	$9.07	$8.57	$8.16

Investment operations:
Net investment income (loss) (A) (B)	0.07		0.10	(C)	0.08	0.09	0.06	0.06
Net realized and unrealized gain (loss)	0.40		0.09		(0.12)	0.40	0.53	0.41

Total investment operations	0.47		0.19		(0.04)	0.49	0.59	0.47

Dividends and/or distributions to shareholders:
Net investment income	—		(0.12)		(0.10)	(0.08)	(0.09)	(0.06)

Net asset value, end of period/year	$9.88		$9.41		$9.34	$9.48	$9.07	$8.57

Total return (D)	4.99	%(E)	1.99%		(0.42)%	5.36%	6.89%	5.80%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$350,776		$364,965		$370,418	$362,772	$341,350	$305,065
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	1.10	%(G)	1.10%		1.10%	1.11%	1.11%	1.14%
Including waiver and/or reimbursement and recapture	1.10	%(G)	1.08	%(C)	1.10%	1.11%	1.11%	1.14%
Net investment income (loss) to average net assets (B)	1.37	%(G)	1.08	%(C)	0.83%	0.96%	0.66%	0.73%
Portfolio turnover rate (H)	14	%(E)	40%		40%	28%	31%	26%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica AB Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2017

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica AB Dynamic Allocation VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica AB Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica AB Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica AB Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, ETF and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations and variable rate notes: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Rights: Rights may be priced intrinsically using a model that incorporates the subscription or strike price, the daily market price for the underlying security, and a subscription ratio. If the inputs are unavailable, or if the subscription or strike price is higher than the market price, then the rights are priced at zero. Rights are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica AB Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at June 30, 2017, if any, are identified within the Schedule of Investments.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at June 30, 2017, if any, are identified within the Schedule of Investments.

To be announced (“TBA”) commitments: TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities.

TBA commitments held at June 30, 2017, if any, are identified within the Schedule of Investments. Open balances at June 30, 2017, if any, are included in When-issued, delayed-delivery, and forward commitment securities purchased or sold within the Statement of Assets and Liabilities.

When-issued, delayed-delivery, and forward commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, and forward commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica AB Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

4. SECURITIES AND OTHER INVESTMENTS (continued)

the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

When-issued, delayed-delivery, and forward commitment transactions held at June 30, 2017, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, and forward commitment securities purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at June 30, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to each other as well as to other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of June 30, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica AB Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2017.

Repurchase agreements at June 30, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of June 30, 2017.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$4,329,197	$—	$—	$—	$4,329,197
Corporate Debt Securities	383,751	—	—	—	383,751
Total Securities Lending Transactions	$4,712,948	$—	$—	$—	$4,712,948
Total Borrowings	$4,712,948	$—	$—	$—	$4,712,948

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica AB Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss within the Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected as such within the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as Net realized gain (loss) within the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as Net realized gain (loss) within the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of Net realized gain (loss) within the Statement of Operations.

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swap agreements to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swap agreements, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. The aggregate fair value of the credit default swap agreements is disclosed within the Schedule of Investments. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these swap agreements is included in the footnotes to the Schedule of Investments. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.

Total return swap agreements: The Portfolio is subject to commodity risk, equity risk, and other risks related to the underlying investments of the swap agreement in the normal course of pursuing its investment objective. The value of the commodity-linked investments held by a Portfolio can be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-linked derivatives are available from a relatively small number of issuers, subjecting the Portfolio’s investments in commodity-linked derivatives to counterparty risk, which is the risk that the issuer of the commodity-linked derivative will not fulfill its contractual obligations. Total return swap agreements on commodities involve commitments whereby cash flows are exchanged based on the price of a commodity in exchange for either a fixed or floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica AB Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference entity, which may be an equity, index, or bond, and in return receives a regular stream of payments.

Open centrally cleared swap agreements at June 30, 2017, if any, are listed within the Schedule of Investments. Centrally cleared swap agreements are marked-to-market daily and an appropriate payable or receivable for the variation margin is recorded, if applicable, and is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

Open OTC swap agreements at June 30, 2017, if any, are listed within the Schedule of Investments. The value, as applicable, is shown in OTC swap agreements, at value within the Statement of Assets and Liabilities.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at June 30, 2017, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at June 30, 2017, if any, are listed within the Schedule of Investments. Unrealized appreciation (depreciation), as applicable, is shown in Unrealized appreciation or depreciation on forward foreign currency contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of June 30, 2017.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Centrally cleared swap agreements, at value (A) (B)	$—	$—	$—	$143,487	$—	$143,487
OTC swap agreements, at value	—	—	107,263	—	—	107,263
Net unrealized appreciation on futures contracts (A) (C)	75,051	—	65,877	—	—	140,928
Unrealized appreciation on forward foreign currency contracts	—	519,287	—	—	—	519,287
Total	$75,051	$519,287	$173,140	$143,487	$—	$910,965

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica AB Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Centrally cleared swap agreements, at value (A) (B)	$—	$—	$—	$(143,487)	$—	$(143,487)
Net unrealized depreciation on futures contracts (A) (C)	(96,513)	—	(254,996)	—	—	(351,509)
Unrealized depreciation on forward foreign currency contracts	—	(524,542)	—	—	—	(524,542)
Total	$(96,513)	$(524,542)	$(254,996)	$(143,487)	$—	$(1,019,538)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within fair value of centrally cleared swap agreements as reported within the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(C)	Included within cumulative appreciation (depreciation) on futures contracts as reported within the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of June 30, 2017.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Swap agreements	$(173,683)	$—	$—	$533,684	$—	$360,001
Futures contracts	398,072	—	(1,976,792)	—	—	(1,578,720)
Forward foreign currency contracts (A)	—	152,618	—	—	—	152,618
Total	$224,389	$152,618	$(1,976,792)	$533,684	$—	$(1,066,101)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Swap agreements	$(22,036)	$—	$107,263	$(509,796)	$—	$(424,569)
Futures contracts	32,221	—	(110,903)	—	—	(78,682)
Forward foreign currency contracts (B)	—	(68,728)	—	—	—	(68,728)
Total	$10,185	$(68,728)	$(3,640)	$(509,796)	$—	$(571,979)

(A)	Included within Net realized gain (loss) on transactions from Foreign currency transactions within the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies within Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the period ended June 30, 2017.

Swap Agreements at Notional Amount	Futures Contracts at Notional Amount		Forward Foreign Currency Contracts at Contract Amount
	Long	Short	Purchased	Sold
$ 28,055,032	131,598,021	(87,648)	$ 28,688,327	$ 38,467,058

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica AB Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

The following is a summary of the Portfolio’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of June 30, 2017. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within the Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
Barclays Bank PLC	$—	$—	$—	$—	$313,118	$—	$—	$313,118
BNP Paribas	—	—	—	—	19,938	—	—	19,938
Citibank N.A.	46,027	(46,027)	—	—	62,718	(46,027)	—	16,691
Credit Suisse International	351,250	(76,658)	—	274,592	76,658	(76,658)	—	—
Deutsche Bank AG	107,263	—	—	107,263	—	—	—	—
JPMorgan Chase Bank, N.A.	92,867	(31,368)	—	61,499	31,368	(31,368)	—	—
Morgan Stanley Capital Services, Inc.	29,143	—	—	29,143	—	—	—	—
State Street Bank & Trust Co.	—	—	—	—	20,742	—	—	20,742
Other Derivatives (C)	284,415	—	—	284,415	494,996	—	—	494,996

Total	$910,965	$(154,053)	$—	$756,912	$1,019,538	$(154,053)	$—	$865,485

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented within the Schedule of Investments.

7. RISK FACTORS

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Emerging market risk: Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign investments risks. These risks are greater for investments in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica AB Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

7. RISK FACTORS (continued)

developed countries. Emerging market securities are often particularly sensitive to market movements because these market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of investments may decline because of factors affecting a particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $250 million	0.78%
Over $250 million	0.73%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs including the investment management fee but excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.95%	May 1, 2018
Service Class	1.20%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	1.00%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees for all applicable share classes.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica AB Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the period ended June 30, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of June 30, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. For the period ended June 30, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the period ended June 30, 2017.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica AB Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

9. PRINCIPAL OWNERSHIP

As of June 30, 2017, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	3	91.19%	91.19%
Service Class	1	93.32%	93.32%

10. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 17,880,373	$ 30,866,100	$ 40,884,554	$ 33,014,478

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

12. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implication, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

14. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica AB Dynamic Allocation VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 7-8, 2017, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica AB Dynamic Allocation VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and AllianceBernstein L.P. (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2018.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Services, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed continuation of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmarks, in each case for various trailing periods ended December 31, 2016.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica AB Dynamic Allocation VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Initial Class Shares of the Portfolio was below the median for its peer universe for the past 1-, 3-, 5- and 10-year periods. The Board also noted that the performance of Initial Class Shares of the Portfolio was above its primary benchmark for the past 5-year period and below its primary benchmark for the past 1-, 3- and 10-year periods. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Portfolio. The Board noted that the Portfolio’s sub-adviser had commenced subadvising the Portfolio on August 16, 2010 pursuant to its current investment objective and investment strategies. The Trustees observed that the performance of the Portfolio had improved during the first quarter of 2017.

Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Initial Class Shares of the Portfolio were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM had not made material changes to this methodology, which had been applied consistently for the Portfolio.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica AB Dynamic Allocation VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through its undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio and that TAM believes that the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Aegon Government Money Market VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2017, and held for the entire period until June 30, 2017.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Annualized Expense Ratio
Initial Class	$1,000.00	$1,000.00	$3.82	$1,021.00	$3.86	0.77%
Service Class	1,000.00	1,000.00	3.82	1,021.00	3.86	0.77

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Aegon Government Money Market VP

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2017

(unaudited)

Portfolio Characteristics	Years
Average Maturity §	0.27
Duration †	0.08

Asset Allocation	Percentage of Net Assets
Repurchase Agreements	44.6%
Short-Term U.S. Government Agency Obligations	25.6
U.S. Government Agency Obligations	25.0
Short-Term U.S. Government Obligations	4.8
Net Other Assets (Liabilities)	(0.0)*
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Aegon Government Money Market VP

SCHEDULE OF INVESTMENTS

At June 30, 2017

(unaudited)

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS - 25.0%
Federal Agricultural Mortgage Corp. 0.98% (A), 04/03/2018	$ 5,500,000	$ 5,500,000
Federal Farm Credit Banks 0.92% (A), 04/03/2019	9,000,000	8,998,770
1.03% (A), 09/28/2018	7,000,000	7,000,822
1.18% (A), 08/01/2017	2,240,000	2,240,020
1.25% (A), 11/13/2017	9,700,000	9,700,186
Federal Home Loan Banks 0.96% (A), 01/18/2019	8,500,000	8,503,122
1.04% (A), 06/01/2018	15,000,000	15,000,000
1.07% (A), 10/19/2018	11,500,000	11,500,000
1.13% (A), 10/04/2017	19,500,000	19,500,816
1.17% (A), 08/25/2017	7,800,000	7,800,515
1.21% (A), 12/18/2017	5,550,000	5,553,658
1.30% (A), 10/27/2017	15,500,000	15,500,000
Federal Home Loan Mortgage Corp. 0.90% (A), 08/10/2018, MTN	16,000,000	16,000,000
Federal National Mortgage Association 1.23% (A), 03/21/2018	6,000,000	6,012,065

Total U.S. Government Agency Obligations (Cost $138,809,974)		138,809,974

SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS - 25.6%
Federal Agricultural Mortgage Corp. 1.11% (A), 06/22/2018	11,500,000	11,500,000
1.24% (A), 08/25/2017	9,250,000	9,250,071
Federal Farm Credit Discount Notes 0.66% (B), 08/07/2017	3,650,000	3,647,562
0.72% (B), 09/08/2017	7,000,000	6,990,474
0.91% (B), 07/06/2017	16,150,000	16,147,981
Federal Home Loan Bank Discount Notes 0.86% (B), 07/14/2017 - 07/19/2017	20,000,000	19,991,859
0.87% (B), 07/26/2017	14,000,000	13,991,658
0.92% (B), 08/04/2017	10,000,000	9,991,481
0.97% (B), 08/23/2017	16,250,000	16,227,249
1.06% (B), 09/22/2017	22,700,000	22,645,309
Federal Home Loan Banks 1.17% (A), 07/12/2017	11,300,000	11,300,000

Total Short-Term U.S. Government Agency Obligations (Cost $141,683,644)		141,683,644

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 4.8%
U.S. Treasury Bill 1.08% (B), 12/21/2017	9,000,000	8,954,155
1.13% (B), 12/21/2017	18,000,000	17,903,898

Total Short-Term U.S. Government Obligations (Cost $26,858,053)		26,858,053

REPURCHASE AGREEMENTS - 44.6%
Barclays Capital, Inc. 1.05% (B), dated 06/30/2017, to be repurchased at $44,303,876 on 07/03/2017. Collateralized by U.S. Government Agency Obligations, 1.61% - 6.00%, due 07/25/2031 - 09/15/2046, and with a total value of $45,186,000.	44,300,000	44,300,000

	Principal	Value
REPURCHASE AGREEMENTS (continued)

Barclays Capital, Inc. 1.26% (B), dated 06/09/2017, to be repurchased at $26,854,977 on 08/08/2017. Collateralized by U.S. Government Agency Obligations, 4.49% - 6.04%, due 07/25/2031 - 03/20/2047, and with a total value of $27,336,000. (C)

	$ 26,800,000	$ 26,800,000
Deutsche Bank Securities, Inc. 1.16% (B), dated 06/30/2017, to be repurchased at $6,000,580 on 07/03/2017. Collateralized by a U.S. Government Obligation, 1.25%, due 07/15/2020, and with a value of $6,120,090.	6,000,000	6,000,000
Goldman Sachs & Co. 1.03% (B), dated 06/30/2017, to be repurchased at $25,302,172 on 07/03/2017. Collateralized by U.S. Government Agency Obligations, 2.50% - 7.50%, due 11/01/2026 - 02/01/2047, and with a total value of $25,806,000.	25,300,000	25,300,000
ING Financial Markets LLC 1.02% (B), dated 06/30/2017, to be repurchased at $33,602,856 on 07/03/2017. Collateralized by a U.S. Government Agency Obligation and a U.S. Government Obligation, 1.38%, due 01/28/2019 - 05/31/2020, and with a total value of $34,276,454.	33,600,000	33,600,000
Jefferies LLC 1.25% (B), dated 06/30/2017, to be repurchased at $31,703,302 on 07/03/2017. Collateralized by U.S. Government Agency Obligations, 2.65% - 4.00%, due 04/15/2041 - 05/15/2058, and with a total value of $32,334,001.	31,700,000	31,700,000
Nomura Securities International, Inc. 1.13% (B), dated 06/30/2017, to be repurchased at $79,007,439 on 07/03/2017. Collateralized by U.S. Government Agency Obligations, 2.50% - 9.00%, due 07/15/2017 - 10/20/2066, and with a total value of $80,580,000.	79,000,000	79,000,000
State Street Bank & Trust Co. 0.12% (B), dated 06/30/2017, to be repurchased at $150,690 on 07/03/2017. Collateralized by a U.S. Government Obligation, 2.00%, due 04/30/2024, and with a value of $154,700.	150,688	150,688

Total Repurchase Agreements (Cost $246,850,688)		246,850,688

Total Investments (Cost $554,202,359) (D)		554,202,359
Net Other Assets (Liabilities) - (0.0)% (E)		(132,001)

Net Assets - 100.0%		$ 554,070,358

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Aegon Government Money Market VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

SECURITY VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
U.S. Government Agency Obligations	$—	$138,809,974	$—	$138,809,974
Short-Term U.S. Government Agency Obligations	—	141,683,644	—	141,683,644
Short-Term U.S. Government Obligations	—	26,858,053	—	26,858,053
Repurchase Agreements	—	246,850,688	—	246,850,688

Total Investments	$—	$554,202,359	$—	$554,202,359

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of June 30, 2017.
(B)	Rates disclosed reflect the yields at June 30, 2017.
(C)	Illiquid security. At June 30, 2017, the value of such securities amounted to $26,800,000 or 4.8% of the Portfolio’s net assets.
(D)	Aggregate cost for federal income tax purposes is $554,202,359.
(E)	Percentage rounds to less than 0.1% or (0.1)%.
(F)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended June 30, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Aegon Government Money Market VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2017

(unaudited)

Assets:
Investments, at value (cost $307,351,671)	$307,351,671
Repurchase agreement, at value (cost $246,850,688)	246,850,688
Receivables and other assets:
Shares of beneficial interest sold	284,257
Interest	205,280
Prepaid expenses	1,700

Total assets	554,693,596

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	125,567
Money market waiver due to advisor	111,866
Investment management fees	229,731
Distribution and service fees	74,066
Transfer agent costs	2,444
Trustees, CCO and deferred compensation fees	2,544
Audit and tax fees	12,702
Custody fees	13,722
Legal fees	7,186
Printing and shareholder reports fees	33,536
Other	9,874

Total liabilities	623,238

Net assets	$554,070,358

Net assets consist of:
Capital stock ($0.01 par value)	$5,540,714
Additional paid-in capital	548,529,625
Accumulated net realized gain (loss)	19

Net assets	$554,070,358

Net assets by class:
Initial Class	$195,217,498
Service Class	358,852,860

Shares outstanding:
Initial Class	195,219,002
Service Class	358,852,419

Net asset value and offering price per share:
Initial Class	$1.00
Service Class	1.00

STATEMENT OF OPERATIONS

For the period ended June 30, 2017

(unaudited)

Investment Income:
Interest income	$2,281,798

Total investment income	2,281,798

Expenses:
Investment management fees	822,152
Distribution and service fees:
Service Class	481,409
Transfer agent costs	4,776
Trustees, CCO and deferred compensation fees	7,560
Audit and tax fees	13,156
Custody fees	77,762
Legal fees	18,703
Printing and shareholder reports fees	16,738
Other	12,537

Total expenses before waiver and/or reimbursement and recapture	1,454,793

Recapture of previously waived and/or reimbursed fees:
Initial Class	447,593
Service Class	364,456

Net expenses	2,266,842

Net investment income (loss)	14,956

Net realized gain (loss) on:
Investments	19

Net realized and change in unrealized gain (loss)	19

Net increase (decrease) in net assets resulting from operations	$14,975

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Aegon Government Money Market VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2017 (unaudited)	December 31, 2016
From operations:
Net investment income (loss)	$14,956	$34,816
Net realized gain (loss)	19	—

Net increase (decrease) in net assets resulting from operations	14,975	34,816

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(5,150)	(12,841)
Service Class	(9,806)	(23,082)

Total dividends and/or distributions from net investment income	(14,956)	(35,923)

Capital share transactions:
Proceeds from shares sold:
Initial Class	19,770,255	87,519,302
Service Class	48,780,180	210,758,740

	68,550,435	298,278,042

Dividends and/or distributions reinvested:
Initial Class	5,159	12,862
Service Class	9,825	23,123

	14,984	35,985

Cost of shares redeemed:
Initial Class	(41,173,940)	(103,051,689)
Service Class	(124,914,672)	(226,835,241)

	(166,088,612)	(329,886,930)

Net increase (decrease) in net assets resulting from capital share transactions	(97,523,193)	(31,572,903)

Net increase (decrease) in net assets	(97,523,174)	(31,574,010)

Net assets:
Beginning of period/year	651,593,532	683,167,542

End of period/year	$554,070,358	$651,593,532

Undistributed (distributions in excess of) net investment income (loss)	$—	$—

Capital share transactions - shares:
Shares issued:
Initial Class	19,770,255	87,519,302
Service Class	48,780,180	210,758,740

	68,550,435	298,278,042

Shares reinvested:
Initial Class	5,159	12,862
Service Class	9,825	23,123

	14,984	35,985

Shares redeemed:
Initial Class	(41,173,940)	(103,051,689)
Service Class	(124,914,672)	(226,835,241)

	(166,088,612)	(329,886,930)

Net increase (decrease) in shares outstanding:
Initial Class	(21,398,526)	(15,519,525)
Service Class	(76,124,667)	(16,053,378)

	(97,523,193)	(31,572,903)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Aegon Government Money Market VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015		December 31, 2014		December 31, 2013		December 31, 2012
Net asset value, beginning of period/year	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Investment operations:
Net investment income (loss) (A)	0.00	(B)	0.00	(B)(C)	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)
Net realized and unrealized gain (loss)	0.00	(B)	—		—		—		—		—

Total investment operations	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)

Dividends and/or distributions to shareholders:
Net investment income	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)

Net asset value, end of period/year	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total return (D)	0.00	%(E)(F)	0.01%		0.01%		0.01%		0.00	%(F)	0.00	%(F)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$195,217		$216,616		$232,137		$239,293		$256,856		$281,912
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.33	%(G)	0.36%		0.42%		0.42%		0.42%		0.42%
Including waiver and/or reimbursement and recapture (H)	0.77	%(G)	0.45	%(C)	0.29%		0.23%		0.26%		0.30%
Net investment income (loss) to average net assets	0.01	%(G)	0.01	%(C)	0.01%		0.00	%(F)	0.01%		0.01%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Rounds to less than 0.01% or (0.01)%.
(G)	Annualized.
(H)	Transamerica Asset Management, Inc. or any of its affiliates waive fees or reimburse expenses in order to avoid a negative yield. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015		December 31, 2014		December 31, 2013		December 31, 2012
Net asset value, beginning of period/year	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Investment operations:
Net investment income (loss) (A)	0.00	(B)	0.00	(B)(C)	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)
Net realized and unrealized gain (loss)	0.00	(B)	—		—		—		—		—

Total investment operations	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)

Dividends and/or distributions to shareholders:
Net investment income	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)

Net asset value, end of period/year	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total return (D)	0.00	%(E)(F)	0.01%		0.01%		0.01%		0.00	%(F)	0.00	%(F)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$358,853		$434,978		$451,031		$427,205		$376,622		$325,394
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.58	%(G)	0.61%		0.67%		0.67%		0.67%		0.67%
Including waiver and/or reimbursement and recapture (H)	0.77	%(G)	0.46	%(C)	0.29%		0.23%		0.25%		0.30%
Net investment income (loss) to average net assets	0.01	%(G)	0.01	%(C)	0.01%		0.00	%(F)	0.01%		0.01%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Rounds to less than 0.01% or (0.01)%.
(G)	Annualized.
(H)	Transamerica Asset Management, Inc. or any of its affiliates waive fees or reimburse expenses in order to avoid a negative yield. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Aegon Government Money Market VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2017

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Effective May 1, 2016, Transamerica Aegon Money Market VP changed its name to Transamerica Aegon Government Money Market VP (the “Portfolio”). The Portfolio is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Aegon Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Aegon Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: The Portfolio values all security positions using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

4. SECURITIES AND OTHER INVESTMENTS

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at June 30, 2017, if any, are identified within the Schedule of Investments.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Aegon Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to each other as well as to other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of June 30, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2017.

Repurchase agreements at June 30, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

6. RISK FACTORS

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Money market reform risk: The Portfolio operates as a “government” money market fund under new federal regulations. The Portfolio continues to use the special pricing and valuation conventions that currently facilitate a stable share price of $1.00, although there is no guarantee that the Portfolio will be able to maintain a $1.00 share price. The Portfolio does not currently intend to avail itself of the ability to impose “liquidity fees” and/or “gates” on Portfolio redemptions, as permitted under the new regulations. However, the Board reserves the right, with notice to shareholders, to change this policy, thereby permitting the Portfolio to impose such fees and gates in the future.

Money market risk: There is no assurance a money market fund will avoid principal losses if its holdings default or are downgraded or if interest rates rise sharply in an unusually short period. In addition, a money market fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market fund seeks to preserve the value of an investment, it is possible to lose money by investing in it.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Aegon Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rate:

Breakpoints	Rate
First $1 billion	0.28%
Over $1 billion up to $3 billion	0.27%
Over $3 billion	0.26%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs including the investment management fee but excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.48%	May 1, 2018
Service Class	0.73%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.48%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees for all applicable share classes.

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the period ended June 30, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of June 30, 2017, there are no amounts available for recapture by TAM due to the operating expense limitation.

TAM, on a voluntary basis and in addition to the contractual waivers in effect from time to time, has agreed to waive fees and/or reimburse expenses of one of more classes of the Portfolio to such level(s) as the Trust’s officers have determined, or may reasonably

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Aegon Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

determine from time to time, in order to prevent a negative yield. Any such waiver or expense reimbursement may be discontinued by TAM at any time. TAM is entitled to recapture any amounts so waived or reimbursed upon the Portfolio, or any classes thereof, attaining such yield as the Trust’s officers reasonably determine.

Once the Portfolio, or any classes thereof, has maintained a daily positive yield for a reasonable amount of time, as determined by TAM, TAM is entitled to reimbursement by the Portfolio, or any classes thereof, of the fees waived and/or expenses reimbursed by TAM or any of its affiliates to the Portfolio, or any classes thereof, during any of the previous thirty-six (36) months. Waived and/or reimbursed expenses related to the maintenance of yield are included in Expenses waived and/or reimbursed within the Statement of Operations.

For the period ended June 30, 2017 and the years ended December 31, 2016, December 31, 2015 and December 31, 2014, the amounts waived by TAM due to the maintenance of the yield are as follows:

	Amounts Waived from Fiscal Years
Class	2014	2015	2016	June 30, 2017	Total
Initial Class	$38,443	$300,987	$10,571	$—	$350,001
Service Class	921,185	1,601,457	69,769	—	2,592,411

As of June 30, 2017, the balances available for recapture by TAM due to the maintenance of the yield are as follows:

	Amounts Available from Fiscal Years
Class	2014	2015	2016	June 30, 2017	Total
Initial Class	$22,071	$300,987	$10,571	$—	$333,629
Service Class	921,185	1,601,457	69,769	—	2,592,411

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. For the period ended June 30, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Aegon Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the period ended June 30, 2017.

8. PRINCIPAL OWNERSHIP

As of June 30, 2017, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	3	83.43%	83.43%
Service Class	1	89.46%	89.46%

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

10. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implication, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Aegon Government Money Market VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 7-8, 2017, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica Aegon Government Money Market VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and Aegon USA Investment Management, LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2018.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Services, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed continuation of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against a peer universe of comparable mutual funds, as prepared by Broadridge, for various trailing periods ended December 31, 2016.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Aegon Government Money Market VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Initial Class Shares of the Portfolio was above the median for its peer universe for the past 3- and 5-year periods and in line with the median for the past 1- and 10-year periods. The Board noted that the Portfolio’s sub-adviser had commenced subadvising the Portfolio on March 22, 2011. The Trustees noted that the Portfolio transitioned from a “prime” money market portfolio to a “government” money market portfolio on May 1, 2016.

Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Initial Class Shares of the Portfolio were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM had not made material changes to this methodology, which had been applied consistently for the Portfolio.

With respect to the Sub-Adviser, the Board noted that information about the Sub-Adviser’s revenues and expenses was incorporated into the profitability analysis for TAM and its affiliates with respect to the Portfolio. As a result, the Board principally considered profitability information for TAM and its affiliates and the Sub-Adviser in the aggregate.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Aegon Government Money Market VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through its undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Aegon High Yield Bond VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2017, and held for the entire period until June 30, 2017.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Annualized Expense Ratio
Initial Class	$1,000.00	$1,054.80	$3.31	$1,021.60	$3.26	0.65%
Service Class	1,000.00	1,052.80	4.58	1,020.30	4.51	0.90

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2017

(unaudited)

Portfolio Characteristics	Years
Average Maturity §	5.50
Duration †	3.59

Credit Quality ‡	Percentage of Net Assets
AAA	2.7%
BBB	7.1
BB	32.8
B	45.9
CCC and Below	8.8
Not Rated	12.7
Net Other Assets (Liabilities)	(10.0)
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES - 93.5%
Aerospace & Defense - 1.1%
Bombardier, Inc.
6.00%, 10/15/2022 (A)	$ 582,000	$ 582,000
6.13%, 01/15/2023 (A)	1,005,000	1,007,512
7.50%, 03/15/2025 (A)	309,000	320,588
7.75%, 03/15/2020 (A)	386,000	414,950
Triumph Group, Inc. 5.25%, 06/01/2022	743,000	738,356

		3,063,406

Airlines - 2.2%
American Airlines Group, Inc.
4.63%, 03/01/2020 (A) (B)	360,000	372,337
5.50%, 10/01/2019 (A)	1,134,000	1,194,215
American Airlines Pass-Through Trust
5.60%, 01/15/2022 (A)	629,492	657,032
5.63%, 07/15/2022 (A)	403,484	422,448
6.13%, 07/15/2018 (A)	676,000	696,686
Continental Airlines Pass-Through Trust
5.50%, 04/29/2022	285,786	298,647
6.13%, 04/29/2018	221,000	226,525
6.90%, 10/19/2023	944,753	991,990
United Airlines Pass-Through Trust 4.63%, 03/03/2024	254,715	262,357
US Airways Pass-Through Trust
5.38%, 05/15/2023	458,414	482,481
5.45%, 06/03/2018	320,000	327,923
6.75%, 12/03/2022	511,253	560,589

		6,493,230

Auto Components - 0.2%
Goodyear Tire & Rubber Co. 5.00%, 05/31/2026	525,000	543,375

Banks - 3.9%
Bank of America Corp. 8.00% (C), 01/30/2018 (D)	1,387,000	1,425,143
Barclays PLC
6.63% (C), 09/15/2019 (D)	1,435,000	1,461,906
8.25% (C), 12/15/2018 (D)	448,000	474,880
BNP Paribas SA
6.75% (C), 03/14/2022 (A) (B) (D)	680,000	717,400
7.63% (C), 03/30/2021 (A) (B) (D)	475,000	522,500
CIT Group, Inc.
5.00%, 08/15/2022	929,000	1,000,998
5.50%, 02/15/2019 (A)	60,000	63,000
Citigroup, Inc. 6.30% (C), 05/15/2024 (D)	1,117,000	1,189,605
Intesa Sanpaolo SpA 5.71%, 01/15/2026 (A)	925,000	976,646
JPMorgan Chase & Co. 7.90% (C), 04/30/2018 (D)	616,000	640,332
Lloyds Banking Group PLC 7.50% (C), 06/27/2024 (D)	1,075,000	1,185,859
Royal Bank of Scotland Group PLC 8.63% (C), 08/15/2021 (D)	440,000	479,600
Societe Generale SA
7.38% (C), 09/13/2021 (A) (B) (D)	550,000	591,250
8.00% (C), 09/29/2025 (A) (B) (D)	520,000	589,550

		11,318,669

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Beverages - 0.7%
Cott Beverages, Inc. 5.38%, 07/01/2022	$ 1,142,000	$ 1,183,397
Cott Holdings, Inc. 5.50%, 04/01/2025 (A)	872,000	889,440

		2,072,837

Biotechnology - 0.1%
Concordia International Corp.
7.00%, 04/15/2023 (A)	405,000	58,725
9.00%, 04/01/2022 (A)	198,000	149,985
9.50%, 10/21/2022 (A)	578,000	98,260

		306,970

Building Products - 3.5%
Airxcel, Inc. 8.50%, 02/15/2022 (A)	595,000	626,238
Associated Materials LLC / AMH New Finance, Inc. 9.00%, 01/01/2024 (A)	2,751,000	2,929,815
Builders FirstSource, Inc.
5.63%, 09/01/2024 (A)	1,033,000	1,075,611
10.75%, 08/15/2023 (A)	1,179,000	1,367,640
Griffon Corp. 5.25%, 03/01/2022	1,860,000	1,894,875
Norbord, Inc. 6.25%, 04/15/2023 (A)	818,000	873,215
Ply Gem Industries, Inc. 6.50%, 02/01/2022	1,440,000	1,505,666

		10,273,060

Capital Markets - 1.2%
Credit Suisse Group AG
6.25% (C), 12/18/2024 (A) (D)	166,000	176,375
7.50% (C), 12/11/2023 (A) (D)	1,607,000	1,801,913
Goldman Sachs Capital II 4.00% (C), 07/31/2017 (B) (D)	169,000	146,716
Morgan Stanley
5.45% (C), 07/15/2019 (D)	1,071,000	1,109,020
5.55% (C), 07/15/2020 (D)	390,000	407,453

		3,641,477

Chemicals - 1.3%
Hexion, Inc.
6.63%, 04/15/2020	1,535,000	1,400,687
7.88%, 02/15/2023	491,000	298,283
10.00%, 04/15/2020 (B)	458,000	454,565
NOVA Chemicals Corp.
4.88%, 06/01/2024 (A)	363,000	361,639
5.25%, 06/01/2027 (A)	563,000	560,185
Tronox Finance LLC
6.38%, 08/15/2020	608,000	609,520
7.50%, 03/15/2022 (A) (B)	129,000	132,870

		3,817,749

Commercial Services & Supplies - 0.7%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
5.50%, 04/01/2023 (B)	1,182,000	1,174,612
6.38%, 04/01/2024 (A) (B)	312,000	311,220
GW Honos Security Corp. 8.75%, 05/15/2025 (A)	440,000	460,350

		1,946,182

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Construction & Engineering - 2.4%
Abengoa Abenewco 2 SAU 0.25%, 03/31/2023 Cash Rate 0.25% (A) (E)	$ 292,720	$ 32,199
Ashton Woods USA LLC / Ashton Woods Finance Co. 6.88%, 02/15/2021 (A)	1,919,000	1,957,380
Beazer Homes USA, Inc.
6.75%, 03/15/2025	533,000	555,653
8.75%, 03/15/2022	322,000	359,030
Brookfield Residential Properties, Inc.
6.38%, 05/15/2025 (A)	991,000	1,025,685
6.50%, 12/15/2020 (A)	256,000	264,320
CalAtlantic Group, Inc. 5.00%, 06/15/2027	398,000	398,995
Century Communities, Inc. 5.88%, 07/15/2025 (A)	639,000	635,805
K Hovnanian Enterprises, Inc. 7.25%, 10/15/2020 (A)	1,204,000	1,225,070
William Lyon Homes, Inc. 5.88%, 01/31/2025	511,000	526,330

		6,980,467

Consumer Finance - 2.9%
Ally Financial, Inc.
5.75%, 11/20/2025 (B)	481,000	506,253
7.50%, 09/15/2020	894,000	1,012,455
8.00%, 03/15/2020	294,000	334,425
Altice Financing SA
6.63%, 02/15/2023 (A)	516,000	547,445
7.50%, 05/15/2026 (A)	807,000	895,770
Altice US Finance I Corp. 5.38%, 07/15/2023 (A)	340,000	353,813
Navient Corp.
4.88%, 06/17/2019, MTN	413,000	429,520
5.00%, 10/26/2020	209,000	216,838
5.88%, 10/25/2024	428,000	435,618
6.50%, 06/15/2022	190,000	201,400
6.63%, 07/26/2021	279,000	300,274
OneMain Financial Holdings LLC
6.75%, 12/15/2019 (A)	352,000	369,600
7.25%, 12/15/2021 (A)	1,074,000	1,131,190
Springleaf Finance Corp.
5.25%, 12/15/2019	645,000	670,864
6.00%, 06/01/2020	577,000	608,735
7.75%, 10/01/2021 (B)	452,000	505,675

		8,519,875

Containers & Packaging - 2.3%
ARD Finance SA 7.13%, 09/15/2023 Cash Rate 7.13% (E)	660,000	704,484
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.
6.00%, 02/15/2025 (A)	810,000	850,500
7.25%, 05/15/2024 (A)	200,000	218,750
Ball Corp.
4.38%, 12/15/2020	348,000	365,400
5.25%, 07/01/2025 (B)	553,000	610,374

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Containers & Packaging (continued)
BWAY Holding Co. 5.50%, 04/15/2024 (A)	$ 888,000	$ 906,870
Coveris Holdings SA 7.88%, 11/01/2019 (A)	639,000	629,415
Flex Acquisition Co., Inc. 6.88%, 01/15/2025 (A)	522,000	542,880
Owens-Brockway Glass Container, Inc.
5.88%, 08/15/2023 (A)	513,000	565,582
6.38%, 08/15/2025 (A)	178,000	199,805
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC
5.13%, 07/15/2023 (A)	341,000	354,214
5.75%, 10/15/2020	289,000	295,745
6.88%, 02/15/2021	332,494	341,637
7.00%, 07/15/2024 (A) (B)	177,000	189,871

		6,775,527

Diversified Financial Services - 1.6%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.63%, 10/30/2020	150,000	159,416
Dana Financing Luxembourg Sarl 5.75%, 04/15/2025 (A)	1,443,000	1,493,505
ILFC E-Capital Trust I 4.34% (C), 12/21/2065 (A)	1,578,000	1,503,045
Jefferies Finance LLC / JFIN Co-Issuer Corp. 7.50%, 04/15/2021 (A)	848,000	879,800
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. 5.25%, 03/15/2022 (A)	714,000	733,635

		4,769,401

Diversified Telecommunication Services - 8.7%
CenturyLink, Inc.
6.45%, 06/15/2021	629,000	679,320
7.50%, 04/01/2024 (B)	242,000	264,990
7.60%, 09/15/2039	1,491,000	1,386,630
7.65%, 03/15/2042	2,672,000	2,481,620
Frontier Communications Corp.
6.88%, 01/15/2025 (B)	110,000	86,625
7.63%, 04/15/2024	1,414,000	1,164,782
9.00%, 08/15/2031	1,383,000	1,109,857
10.50%, 09/15/2022	405,000	387,281
11.00%, 09/15/2025	110,000	102,025
Hughes Satellite Systems Corp.
5.25%, 08/01/2026	118,000	123,310
6.50%, 06/15/2019	159,000	171,720
6.63%, 08/01/2026	620,000	666,500
7.63%, 06/15/2021	2,321,000	2,637,236
Intelsat Jackson Holdings SA
7.25%, 04/01/2019	1,038,000	1,038,259
7.50%, 04/01/2021	1,950,000	1,798,875
8.00%, 02/15/2024 (A)	185,000	199,338
SFR Group SA 7.38%, 05/01/2026 (A)	1,766,000	1,916,110
Sprint Capital Corp. 6.90%, 05/01/2019	590,000	629,796
UPCB Finance IV, Ltd. 5.38%, 01/15/2025 (A)	925,000	967,781

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Telecommunication Services (continued)
Virgin Media Finance PLC
5.75%, 01/15/2025 (A)	$ 1,092,000	$ 1,132,950
6.38%, 04/15/2023 (A)	2,148,000	2,255,400
Virgin Media Secured Finance PLC
5.25%, 01/15/2026 (A)	400,000	416,324
5.50%, 08/15/2026 (A) (B)	245,000	256,638
Wind Acquisition Finance SA
4.75%, 07/15/2020 (A)	690,000	697,245
7.38%, 04/23/2021 (A)	1,641,000	1,706,640
Windstream Services LLC
6.38%, 08/01/2023 (B)	270,000	222,919
7.50%, 04/01/2023	369,000	323,798
7.75%, 10/01/2021 (B)	473,000	444,620

		25,268,589

Electric Utilities - 1.7%
Elwood Energy LLC 8.16%, 07/05/2026	1,112,529	1,246,032
Homer City Generation, LP
8.14%, 10/01/2019 (F) (G) (H)	245,642	83,518
8.73%, 10/01/2026 (F) (G) (H)	1,987,865	675,874
Red Oak Power LLC 9.20%, 11/30/2029	1,980,000	2,128,500
Terraform Global Operating LLC 9.75%, 08/15/2022 (A) (B)	615,000	688,800

		4,822,724

Electronic Equipment, Instruments & Components - 0.4%
Belden, Inc. 5.50%, 09/01/2022 (A)	723,000	744,690
Sanmina Corp. 4.38%, 06/01/2019 (A)	279,000	286,673

		1,031,363

Energy Equipment & Services - 2.6%
CSI Compressco, LP / CSI Compressco Finance, Inc. 7.25%, 08/15/2022	1,020,000	938,400
Exterran Energy Solutions, LP / EES Finance Corp. 8.13%, 05/01/2025 (A)	424,000	432,480
Genesis Energy, LP / Genesis Energy Finance Corp. 6.75%, 08/01/2022	894,000	896,235
Noble Holding International, Ltd.
6.05%, 03/01/2041	527,000	310,930
8.70%, 04/01/2045 (B)	449,000	321,035
NuStar Logistics, LP
4.80%, 09/01/2020	1,323,000	1,375,920
6.75%, 02/01/2021	461,000	502,490
8.15%, 04/15/2018	647,000	676,115
Rowan Cos., Inc.
4.88%, 06/01/2022 (B)	810,000	751,275
7.38%, 06/15/2025 (B)	90,000	83,925
Weatherford International LLC 6.80%, 06/15/2037	680,000	581,400
Weatherford International, Ltd. 6.75%, 09/15/2040 (B)	843,000	724,980

		7,595,185

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts - 1.8%
CBL & Associates, LP
5.25%, 12/01/2023 (B)	$ 1,089,000	$ 1,062,284
5.95%, 12/15/2026 (B)	386,000	382,226
Equinix, Inc. 5.38%, 05/15/2027	387,000	412,639
Iron Mountain US Holdings, Inc. 5.38%, 06/01/2026 (A)	324,000	340,200
Iron Mountain, Inc. 4.38%, 06/01/2021 (A)	309,000	320,587
iStar, Inc. 6.00%, 04/01/2022	707,000	724,675
Uniti Group, Inc. / CSL Capital LLC
7.13%, 12/15/2024 (A)	151,000	149,915
8.25%, 10/15/2023	1,185,000	1,220,550
Uniti Group, Inc. / Uniti Fiber Holdings, Inc. 7.13%, 12/15/2024 (A)	244,000	241,865
VEREIT Operating Partnership, LP 4.13%, 06/01/2021	330,000	344,210

		5,199,151

Food & Staples Retailing - 1.0%
Albertsons Cos. LLC / Safeway, Inc.
5.75%, 03/15/2025 (A)	642,000	597,060
6.63%, 06/15/2024 (A)	786,000	780,105
Rite Aid Corp.
6.13%, 04/01/2023 (A) (B)	616,000	604,835
6.75%, 06/15/2021 (B)	898,000	922,246

		2,904,246

Food Products - 0.9%
JBS USA LUX SA / JBS USA Finance, Inc.
5.75%, 06/15/2025 (A) (B)	415,000	390,100
7.25%, 06/01/2021 (A)	748,000	747,626
Pilgrim’s Pride Corp. 5.75%, 03/15/2025 (A)	363,000	363,907
Post Holdings, Inc. 8.00%, 07/15/2025 (A)	1,119,000	1,270,065

		2,771,698

Gas Utilities - 0.2%
Ferrellgas, LP / Ferrellgas Finance Corp. 6.75%, 06/15/2023 (B)	530,000	494,225

Health Care Equipment & Supplies - 1.6%
DJO Finco, Inc. / DJO Finance LLC 8.13%, 06/15/2021 (A)	1,216,000	1,130,880
Hologic, Inc. 5.25%, 07/15/2022 (A)	735,000	771,750
Mallinckrodt International Finance SA 4.75%, 04/15/2023 (B)	1,455,000	1,240,387
Mallinckrodt International Finance SA / Mallinckrodt CB LLC
5.50%, 04/15/2025 (A) (B)	302,000	264,250
5.75%, 08/01/2022 (A) (B)	734,000	689,960
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA 6.63%, 05/15/2022 (A)	604,000	576,820

		4,674,047

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services - 5.6%
CHS / Community Health Systems, Inc.
5.13%, 08/01/2021	$ 150,000	$ 151,875
6.25%, 03/31/2023	323,000	333,449
6.88%, 02/01/2022 (B)	1,911,000	1,669,736
7.13%, 07/15/2020 (B)	1,169,000	1,138,314
DaVita, Inc.
5.13%, 07/15/2024	562,000	570,430
5.75%, 08/15/2022	415,000	426,413
HCA Healthcare, Inc. 6.25%, 02/15/2021	831,000	907,867
HCA, Inc.
5.25%, 04/15/2025 - 06/15/2026	1,736,000	1,868,457
5.88%, 02/15/2026	405,000	437,400
7.50%, 02/15/2022	1,696,000	1,952,520
HealthSouth Corp. 5.75%, 11/01/2024 - 09/15/2025	1,257,000	1,300,943
LifePoint Health, Inc.
5.38%, 05/01/2024 (B)	900,000	931,500
5.88%, 12/01/2023	718,000	757,490
Tenet Healthcare Corp.
4.38%, 10/01/2021	515,000	522,725
5.00%, 03/01/2019	580,000	609,064
6.00%, 10/01/2020	341,000	365,296
6.75%, 06/15/2023 (B)	369,000	369,000
8.13%, 04/01/2022	1,512,000	1,604,610
THC Escrow Corp. III 5.13%, 05/01/2025 (A) (B)	284,000	285,065

		16,202,154

Health Care Technology - 0.1%
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc. 5.75%, 03/01/2025 (A)	412,000	420,240

Hotels, Restaurants & Leisure - 5.4%
Boyd Gaming Corp.
6.38%, 04/01/2026	165,000	178,406
6.88%, 05/15/2023	1,093,000	1,169,510
FelCor Lodging, LP 5.63%, 03/01/2023	684,000	709,650
International Game Technology PLC 6.50%, 02/15/2025 (A)	2,178,000	2,390,355
MGM Resorts International
6.00%, 03/15/2023	1,537,000	1,694,542
6.63%, 12/15/2021	509,000	571,353
6.75%, 10/01/2020	285,000	315,752
11.38%, 03/01/2018	336,000	357,000
NCL Corp., Ltd.
4.63%, 11/15/2020 (A)	967,000	992,691
4.75%, 12/15/2021 (A)	653,000	677,807
Rivers Pittsburgh Borrower, LP / Rivers Pittsburgh Finance Corp. 6.13%, 08/15/2021 (A)	891,000	904,365
Scientific Games International, Inc.
7.00%, 01/01/2022 (A)	570,000	607,050
10.00%, 12/01/2022	2,623,000	2,875,464
Viking Cruises, Ltd.
6.25%, 05/15/2025 (A)	648,000	652,860
8.50%, 10/15/2022 (A)	1,581,000	1,660,050

		15,756,855

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Household Durables - 1.9%
KB Home
7.00%, 12/15/2021	$ 1,006,000	$ 1,126,720
7.25%, 06/15/2018	178,000	185,565
7.63%, 05/15/2023	812,000	911,470
Meritage Homes Corp.
4.50%, 03/01/2018	1,000	1,008
5.13%, 06/06/2027 (A)	408,000	408,510
7.15%, 04/15/2020	1,327,000	1,466,335
Tempur Sealy International, Inc.
5.50%, 06/15/2026	485,000	492,881
5.63%, 10/15/2023 (B)	779,000	808,212

		5,400,701

Household Products - 0.2%
Kronos Acquisition Holdings, Inc. 9.00%, 08/15/2023 (A)	498,000	496,755

Independent Power & Renewable Electricity Producers - 2.5%
Calpine Corp.
5.25%, 06/01/2026 (A)	609,000	596,820
5.75%, 01/15/2025 (B)	1,297,000	1,215,937
5.88%, 01/15/2024 (A)	825,000	849,750
6.00%, 01/15/2022 (A)	683,000	706,051
Dynegy, Inc.
6.75%, 11/01/2019	302,000	311,438
7.63%, 11/01/2024	880,000	853,600
8.00%, 01/15/2025 (A) (B)	652,000	632,440
NRG Energy, Inc.
6.63%, 01/15/2027	518,000	518,648
7.25%, 05/15/2026	1,581,000	1,636,335

		7,321,019

Insurance - 1.6%
Genworth Holdings, Inc. 4.90%, 08/15/2023	698,000	579,340
Hartford Financial Services Group, Inc. 3.31% (C), 02/12/2067 (A)	1,936,000	1,880,340
Lincoln National Corp. 3.54% (C), 05/17/2066	2,200,000	2,063,182

		4,522,862

IT Services - 0.6%
First Data Corp.
5.00%, 01/15/2024 (A)	394,000	405,201
5.75%, 01/15/2024 (A)	803,000	834,116
7.00%, 12/01/2023 (A)	503,000	536,953

		1,776,270

Machinery - 1.7%
CNH Industrial Capital LLC
3.88%, 07/16/2018 (B)	350,000	355,775
3.88%, 10/15/2021	450,000	461,813
4.38%, 04/05/2022	344,000	359,996
Meritor, Inc.
6.25%, 02/15/2024	1,108,000	1,155,090
6.75%, 06/15/2021	245,000	253,575
Novelis Corp.
5.88%, 09/30/2026 (A)	523,000	538,690
6.25%, 08/15/2024 (A)	350,000	367,500
Vertiv Group Corp. 9.25%, 10/15/2024 (A)	553,000	597,240

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Machinery (continued)
Xerium Technologies, Inc. 9.50%, 08/15/2021	$ 825,000	$ 876,562

		4,966,241

Media - 7.6%
Cablevision Systems Corp.
7.75%, 04/15/2018	998,000	1,035,425
8.00%, 04/15/2020	858,000	955,597
8.63%, 09/15/2017	133,000	134,663
CCO Holdings LLC / CCO Holdings Capital Corp.
5.13%, 02/15/2023	780,000	804,863
5.13%, 05/01/2027 (A)	879,000	898,777
5.50%, 05/01/2026 (A)	273,000	289,721
5.75%, 02/15/2026 (A)	110,000	117,700
Cequel Communications Holdings I LLC / Cequel Capital Corp. 7.75%, 07/15/2025 (A)	400,000	442,000
Clear Channel Worldwide Holdings, Inc.
6.50%, 11/15/2022	1,619,000	1,655,207
7.63%, 03/15/2020	2,996,000	2,979,520
CSC Holdings LLC
6.63%, 10/15/2025 (A)	249,000	273,925
10.13%, 01/15/2023 (A)	449,000	520,840
10.88%, 10/15/2025 (A)	575,000	692,156
DISH DBS Corp.
5.00%, 03/15/2023	284,000	291,100
5.88%, 11/15/2024	795,000	848,241
6.75%, 06/01/2021	605,000	671,550
7.75%, 07/01/2026	1,342,000	1,590,270
7.88%, 09/01/2019	854,000	941,535
iHeartCommunications, Inc.
9.00%, 03/01/2021	100,000	75,000
10.63%, 03/15/2023	587,000	443,185
Regal Entertainment Group
5.75%, 06/15/2023	110,000	114,950
5.75%, 02/01/2025 (B)	702,000	724,815
Unitymedia GmbH 6.13%, 01/15/2025 (A)	525,000	563,063
Univision Communications, Inc.
5.13%, 02/15/2025 (A)	701,000	694,866
6.75%, 09/15/2022 (A)	2,755,000	2,865,200
Ziggo Secured Finance BV 5.50%, 01/15/2027 (A)	1,600,000	1,634,000

		22,258,169

Metals & Mining - 3.0%
Anglo American Capital PLC
3.75%, 04/10/2022 (A)	332,000	333,660
4.75%, 04/10/2027 (A)	225,000	231,143
ArcelorMittal 7.50%, 10/15/2039	1,500,000	1,681,875
Constellium NV
5.75%, 05/15/2024 (A)	848,000	784,400
6.63%, 03/01/2025 (A) (B)	585,000	560,137
7.88%, 04/01/2021 (A)	250,000	267,500
8.00%, 01/15/2023 (A) (B)	675,000	695,250

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Metals & Mining (continued)
Freeport-McMoRan, Inc.
5.45%, 03/15/2043	$ 910,000	$ 784,693
6.50%, 11/15/2020	252,000	258,615
6.75%, 02/01/2022	495,000	512,325
6.88%, 02/15/2023	494,000	521,476
New Gold, Inc.
6.25%, 11/15/2022 (A)	351,000	360,653
6.38%, 05/15/2025 (A)	571,000	588,130
Teck Resources, Ltd.
6.00%, 08/15/2040	853,000	857,265
8.50%, 06/01/2024 (A)	146,000	168,630

		8,605,752

Mortgage Real Estate Investment Trusts - 0.1%
Starwood Property Trust, Inc. 5.00%, 12/15/2021 (A)	244,000	253,760

Multiline Retail - 0.3%
Dollar Tree, Inc. 5.75%, 03/01/2023	813,000	857,959

Oil, Gas & Consumable Fuels - 8.7%
Alta Mesa Holdings, LP / Alta Mesa Finance Services Corp. 7.88%, 12/15/2024 (A)	718,000	723,385
Bill Barrett Corp. 8.75%, 06/15/2025 (A) (B)	435,000	365,400
Callon Petroleum Co.
6.13%, 10/01/2024	694,000	706,145
6.13%, 10/01/2024 (A)	109,000	110,908
Carrizo Oil & Gas, Inc.
6.25%, 04/15/2023 (B)	159,000	153,038
7.50%, 09/15/2020	624,000	634,920
8.25%, 07/15/2025 (I)	468,000	478,530
Cheniere Corpus Christi Holdings LLC 5.88%, 03/31/2025	590,000	629,087
Chesapeake Energy Corp. 8.00%, 12/15/2022 - 06/15/2027 (A) (B)	1,005,000	1,039,987
CITGO Holding, Inc. 10.75%, 02/15/2020 (A)	1,325,000	1,439,281
CITGO Petroleum Corp. 6.25%, 08/15/2022 (A)	769,000	780,535
Concho Resources, Inc. 5.50%, 04/01/2023	705,000	724,387
Continental Resources, Inc.
4.50%, 04/15/2023 (B)	436,000	416,380
5.00%, 09/15/2022	597,000	585,806
Denbury Resources, Inc. 9.00%, 05/15/2021 (A)	664,000	632,460
Diamondback Energy, Inc. 4.75%, 11/01/2024 (A)	265,000	263,675
EP Energy LLC / Everest Acquisition Finance, Inc.
8.00%, 11/29/2024 (A) (B)	215,000	214,463
9.38%, 05/01/2020	331,000	261,076
Gulfport Energy Corp.
6.00%, 10/15/2024 (A)	217,000	211,033
6.38%, 05/15/2025 (A)	640,000	630,400

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Kinder Morgan, Inc.
7.75%, 01/15/2032, MTN	$ 245,000	$ 308,059
8.05%, 10/15/2030, MTN	134,000	162,989
NuStar Logistics, LP 5.63%, 04/28/2027	496,000	520,800
Oasis Petroleum, Inc.
6.50%, 11/01/2021 (B)	120,000	116,400
6.88%, 03/15/2022 (B)	939,000	910,830
Parsley Energy LLC / Parsley Finance Corp.
5.25%, 08/15/2025 (A)	240,000	239,400
5.38%, 01/15/2025 (A)	505,000	508,787
PDC Energy, Inc. 6.13%, 09/15/2024 (A)	890,000	903,350
Sabine Pass Liquefaction LLC 5.88%, 06/30/2026	705,000	787,938
SM Energy Co.
6.13%, 11/15/2022 (B)	619,000	588,050
6.50%, 11/15/2021 - 01/01/2023	608,000	587,640
6.75%, 09/15/2026 (B)	118,000	112,652
Summit Midstream Holdings LLC / Summit Midstream Finance Corp. 5.75%, 04/15/2025	343,000	344,715
SunCoke Energy Partners, LP / SunCoke Energy Partners Finance Corp. 7.50%, 06/15/2025 (A)	676,000	667,550
Sunoco, LP / Sunoco Finance Corp.
5.50%, 08/01/2020	213,000	218,325
6.25%, 04/15/2021	920,000	961,400
6.38%, 04/01/2023	1,025,000	1,077,070
Targa Resources Partners, LP / Targa Resources Partners Finance Corp.
5.00%, 01/15/2018 (B)	509,000	512,181
5.13%, 02/01/2025 (A)	421,000	433,630
6.75%, 03/15/2024	550,000	591,250
Tesoro Logistics, LP / Tesoro Logistics Finance Corp. 6.38%, 05/01/2024	400,000	433,000
Ultra Resources, Inc.
6.88%, 04/15/2022 (A)	118,000	117,115
7.13%, 04/15/2025 (A)	587,000	578,929
Whiting Petroleum Corp. 5.75%, 03/15/2021 (B)	845,000	794,300
WildHorse Resource Development Corp. 6.88%, 02/01/2025 (A)	703,000	660,820
WPX Energy, Inc.
5.25%, 09/15/2024 (B)	361,000	342,950
6.00%, 01/15/2022	220,000	217,800
8.25%, 08/01/2023	726,000	787,710

		25,486,536

Paper & Forest Products - 0.2%
Boise Cascade Co. 5.63%, 09/01/2024 (A)	555,000	571,650

Personal Products - 0.6%
High Ridge Brands Co. 8.88%, 03/15/2025 (A)	328,000	326,770
Revlon Consumer Products Corp. 5.75%, 02/15/2021	1,570,000	1,444,400

		1,771,170

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals - 1.7%
Endo Dac / Endo Finance LLC 6.00%, 07/15/2023 (A) (B)	$ 1,448,000	$ 1,217,044
Valeant Pharmaceuticals International, Inc.
5.63%, 12/01/2021 (A)	405,000	365,513
5.88%, 05/15/2023 (A)	1,839,000	1,576,942
6.13%, 04/15/2025 (A)	67,000	56,699
6.38%, 10/15/2020 (A)	1,386,000	1,342,687
6.50%, 03/15/2022 (A)	125,000	131,094
7.50%, 07/15/2021 (A) (B)	221,000	214,094

		4,904,073

Professional Services - 0.5%
Ceridian HCM Holding, Inc. 11.00%, 03/15/2021 (A)	1,258,000	1,328,763

Road & Rail - 0.5%
Hertz Corp.
6.25%, 10/15/2022 (B)	668,000	582,830
7.38%, 01/15/2021 (B)	295,000	284,675
Park Aerospace Holdings, Ltd. 5.25%, 08/15/2022 (A)	654,000	683,639

		1,551,144

Semiconductors & Semiconductor Equipment - 0.4%
Micron Technology, Inc. 7.50%, 09/15/2023	166,000	185,588
NXP BV / NXP Funding LLC 3.88%, 09/01/2022 (A)	896,000	932,960

		1,118,548

Software - 0.9%
Infor US, Inc.
5.75%, 08/15/2020 (A)	227,000	234,377
6.50%, 05/15/2022	1,443,000	1,493,505
Sophia, LP / Sophia Finance, Inc. 9.00%, 09/30/2023 (A)	980,000	1,019,200

		2,747,082

Specialty Retail - 1.4%
Claire’s Stores, Inc.
6.13%, 03/15/2020 (A)	490,000	232,750
9.00%, 03/15/2019 (A)	1,081,000	545,905
L Brands, Inc.
6.75%, 07/01/2036	1,206,000	1,157,760
6.88%, 11/01/2035	773,000	745,945
Men’s Wearhouse, Inc. 7.00%, 07/01/2022 (B)	839,000	734,125
PetSmart, Inc. 5.88%, 06/01/2025 (A)	718,000	691,972

		4,108,457

Technology Hardware, Storage & Peripherals - 2.6%
Dell International LLC / EMC Corp.
5.45%, 06/15/2023 (A)	566,000	614,206
7.13%, 06/15/2024 (A) (B)	268,000	294,601
8.35%, 07/15/2046 (A)	408,000	526,557
Diebold Nixdorf, Inc. 8.50%, 04/15/2024	1,060,000	1,185,981
Riverbed Technology, Inc. 8.88%, 03/01/2023 (A)	1,010,000	1,026,413

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Technology Hardware, Storage & Peripherals (continued)
Seagate HDD Cayman
4.25%, 03/01/2022 (A)	$ 203,000	$ 206,345
4.75%, 06/01/2023 - 01/01/2025	1,002,000	1,031,194
4.88%, 06/01/2027	128,000	127,828
5.75%, 12/01/2034 (B)	700,000	700,284
Western Digital Corp.
7.38%, 04/01/2023 (A)	880,000	966,900
10.50%, 04/01/2024	831,000	980,314

		7,660,623

Trading Companies & Distributors - 0.7%
United Rentals North America, Inc.
5.50%, 07/15/2025 (B)	1,572,000	1,646,670
5.50%, 05/15/2027	300,000	309,000
7.63%, 04/15/2022	95,000	99,275

		2,054,945

Wireless Telecommunication Services - 1.7%
Sprint Communications, Inc.
9.00%, 11/15/2018 (A)	1,596,000	1,732,155
11.50%, 11/15/2021	955,000	1,222,400
Sprint Corp. 7.88%, 09/15/2023	1,085,000	1,247,750
T-Mobile USA, Inc.
4.00%, 04/15/2022 (B)	360,000	374,652
6.13%, 01/15/2022	65,000	68,311
6.63%, 04/01/2023	299,000	316,402

		4,961,670

Total Corporate Debt Securities (Cost $265,589,340)		272,386,851

LOAN ASSIGNMENTS - 1.5%
Containers & Packaging - 0.1%
Coveris Holdings SA Term Loan B, TBD, 06/07/2022 (I) (J)	435,000	433,913

Electric Utilities - 0.1%
Homer City Generation, LP Term Loan, 12.23% (C), 02/08/2023	367,080	328,537

Electrical Equipment - 0.1%
Atkore International, Inc. 1st Lien Term Loan, 4.30% (C), 12/22/2023	320,962	322,701

Energy Equipment & Services - 0.3%
Weatherford International, Ltd. Term Loan, 3.53% (C), 07/13/2020	894,118	858,353

IT Services - 0.3%
First Data Corp. Term Loan, 3.47% (C), 07/08/2022	750,000	748,645

Machinery - 0.2%
Cortes NP Acquisition Corp. Term Loan B, 5.23% (C), 11/30/2023	653,179	655,628

	Principal	Value
LOAN ASSIGNMENTS (continued)
Marine - 0.2%
Commercial Barge Line Co. 1st Lien Term Loan, 9.98% (C), 11/12/2020	$ 698,438	$ 603,275

Software - 0.2%
Kronos, Inc. 2nd Lien Term Loan, 9.42% (C), 11/01/2024	454,000	469,417

Total Loan Assignments (Cost $4,516,100)		4,420,469

	Shares	Value
PREFERRED STOCKS - 1.4%
Banks - 1.0%
GMAC Capital Trust I Series 2, 6.97% (C)	114,000	2,986,800

Building Products - 0.4%
Associated Materials Group, Inc. 0.00% (G) (H) (K) (L)	1,120,000	1,001,280

Total Preferred Stocks (Cost $3,782,636)		3,988,080

WARRANT - 0.0% (M)
Building Products - 0.0% (M)
Associated Materials Group, Inc. (G) (H) (K) (L) Exercise Price $0 Expiration Date 11/17/2023	15,911	15,593

Total Warrant (Cost $0)		15,593

SECURITIES LENDING COLLATERAL - 10.9%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.97% (N)	31,894,315	31,894,315

Total Securities Lending Collateral (Cost $31,894,315)		31,894,315

	Principal	Value
REPURCHASE AGREEMENT - 2.7%
State Street Bank & Trust Co. 0.12% (N), dated 06/30/2017, to be repurchased at $7,878,417 on 07/03/2017. Collateralized by a U.S. Government Obligation, 1.13%, due 07/31/2021, and with a value of $8,040,264.	$ 7,878,338	7,878,338

Total Repurchase Agreement (Cost $7,878,338)		7,878,338

Total Investments (Cost $313,660,729) (O)		320,583,646
Net Other Assets (Liabilities) - (10.0)%		(29,153,331)

Net Assets - 100.0%		$ 291,430,315

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

SECURITY VALUATION:

Valuation Inputs (P)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (Q)	Value
ASSETS
Investments
Corporate Debt Securities	$—	$272,386,851	$—	$272,386,851
Loan Assignments	—	4,420,469	—	4,420,469
Preferred Stocks	2,986,800	—	1,001,280	3,988,080
Warrant	—	—	15,593	15,593
Securities Lending Collateral	31,894,315	—	—	31,894,315
Repurchase Agreement	—	7,878,338	—	7,878,338

Total Investments	$34,881,115	$284,685,658	$1,016,873	$320,583,646

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2017, the total value of 144A securities is $117,485,442, representing 40.3% of the Portfolio’s net assets.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $31,252,001. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Floating or variable rate securities. The rates disclosed are as of June 30, 2017.
(D)	Perpetual maturity. The date displayed is the next call date.
(E)	Payment in-kind. Securities pay interest or dividends in the form of additional bonds or preferred stock. If the securities make a cash payment in addition to in-kind, the cash rate is disclosed separately.
(F)	Securities in default.
(G)	Non-income producing securities.
(H)	Illiquid security. At June 30, 2017, the value of such securities amounted to $1,776,265 or 0.6% of the Portfolio’s net assets.
(I)	Securities on a when-issued, delayed-delivery, or forward commitment basis. Securities to be settled and delivered after June 30, 2017.
(J)	All or a portion of the security represents an unsettled loan commitment at June 30, 2017 where the rate will be determined at time of settlement.
(K)	Fair valued as determined in good faith in accordance with procedures established by the Board. At June 30, 2017, total value of securities is $1,016,873, representing 0.3% of the Portfolio’s net assets.
(L)	Securities are Level 3 of the fair value hierarchy.
(M)	Percentage rounds to less than 0.1% or (0.1)%.
(N)	Rates disclosed reflect the yields at June 30, 2017.
(O)	Aggregate cost for federal income tax purposes is $313,660,729. Aggregate gross unrealized appreciation and depreciation for all securities is $12,607,529 and $5,684,612, respectively. Net unrealized appreciation for tax purposes is $6,922,917.
(P)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended June 30, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(Q)	Level 3 securities were not considered significant to the Portfolio.

PORTFOLIO ABBREVIATIONS:

MTN	Medium Term Note
TBD	To Be Determined

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Aegon High Yield Bond VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2017

(unaudited)

Assets:
Investments, at value (cost $305,782,391) (including securities loaned of $31,252,001)	$312,705,308
Repurchase agreement, at value (cost $7,878,338)	7,878,338
Cash	191
Receivables and other assets:
Investments sold	49,426
When-issued, delayed-delivery, and forward commitment securities sold	627,084
Interest	4,784,094
Tax reclaims	6,332
Net income from securities lending	20,285
Prepaid expenses	1,329

Total assets	326,072,387

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	27,681
Investments purchased	953,830
When-issued, delayed-delivery, and forward commitment securities purchased	1,531,173
Investment management fees	138,655
Distribution and service fees	35,493
Transfer agent costs	992
Trustees, CCO and deferred compensation fees	979
Audit and tax fees	15,502
Custody fees	1,526
Legal fees	13,205
Printing and shareholder reports fees	27,200
Other	1,521
Collateral for securities on loan	31,894,315

Total liabilities	34,642,072

Net assets	$291,430,315

Net assets consist of:
Capital stock ($0.01 par value)	$349,499
Additional paid-in capital	286,246,837
Undistributed (distributions in excess of) net investment income (loss)	24,647,524
Accumulated net realized gain (loss)	(26,736,462)
Net unrealized appreciation (depreciation) on:
Investments	6,922,917

Net assets	$291,430,315

Net assets by class:
Initial Class	$118,150,296
Service Class	173,280,019

Shares outstanding:
Initial Class	14,271,987
Service Class	20,677,874

Net asset value and offering price per share:
Initial Class	$8.28
Service Class	8.38

STATEMENT OF OPERATIONS

For the period ended June 30, 2017

(unaudited)

Investment Income:
Dividend income	$114,635
Interest income	9,303,192
Net income (loss) from securities lending	85,572

Total investment income	9,503,399

Expenses:
Investment management fees	853,915
Distribution and service fees:
Service Class	220,061
Transfer agent costs	2,078
Trustees, CCO and deferred compensation fees	3,524
Audit and tax fees	15,470
Custody fees	22,968
Legal fees	33,190
Printing and shareholder reports fees	14,357
Other	6,013

Total expenses	1,171,576

Net investment income (loss)	8,331,823

Net realized gain (loss) on:
Investments	743,291
Foreign currency transactions	11

Net realized gain (loss)	743,302

Net change in unrealized appreciation (depreciation) on:
Investments	6,242,659

Net realized and change in unrealized gain (loss)	6,985,961

Net increase (decrease) in net assets resulting from operations	$15,317,784

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Aegon High Yield Bond VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2017 (unaudited)	December 31, 2016
From operations:
Net investment income (loss)	$8,331,823	$16,316,649
Net realized gain (loss)	743,302	(6,058,731)
Net change in unrealized appreciation (depreciation)	6,242,659	28,446,112

Net increase (decrease) in net assets resulting from operations	15,317,784	38,704,030

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	—	(6,863,751)
Service Class	—	(9,608,753)

Total dividends and/or distributions from net investment income	—	(16,472,504)

Capital share transactions:
Proceeds from shares sold:
Initial Class	4,788,893	24,980,307
Service Class	20,047,197	65,516,839

	24,836,090	90,497,146

Dividends and/or distributions reinvested:
Initial Class	—	6,863,751
Service Class	—	9,608,753

	—	16,472,504

Cost of shares redeemed:
Initial Class	(14,461,447)	(28,953,883)
Service Class	(23,622,940)	(67,550,742)

	(38,084,387)	(96,504,625)

Net increase (decrease) in net assets resulting from capital share transactions	(13,248,297)	10,465,025

Net increase (decrease) in net assets	2,069,487	32,696,551

Net assets:
Beginning of period/year	289,360,828	256,664,277

End of period/year	$291,430,315	$289,360,828

Undistributed (distributions in excess of) net investment income (loss)	$24,647,524	$16,315,701

Capital share transactions - shares:
Shares issued:
Initial Class	593,201	3,289,273
Service Class	2,456,200	8,608,375

	3,049,401	11,897,648

Shares reinvested:
Initial Class	—	899,574
Service Class	—	1,241,441

	—	2,141,015

Shares redeemed:
Initial Class	(1,801,058)	(3,849,884)
Service Class	(2,864,131)	(8,895,215)

	(4,665,189)	(12,745,099)

Net increase (decrease) in shares outstanding:
Initial Class	(1,207,857)	338,963
Service Class	(407,931)	954,601

	(1,615,788)	1,293,564

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Aegon High Yield Bond VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$7.85		$7.22		$8.05	$8.20	$8.19	$7.41

Investment operations:
Net investment income (loss) (A)	0.23		0.46	(B)	0.46	0.46	0.50	0.53
Net realized and unrealized gain (loss)	0.20		0.63		(0.78)	(0.13)	0.02	0.73

Total investment operations	0.43		1.09		(0.32)	0.33	0.52	1.26

Dividends and/or distributions to shareholders:
Net investment income	—		(0.46)		(0.51)	(0.48)	(0.51)	(0.48)

Net asset value, end of period/year	$8.28		$7.85		$7.22	$8.05	$8.20	$8.19

Total return (C)	5.48	%(D)	15.34%		(4.22)%	3.98%	6.60%	17.37%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$118,150		$121,553		$109,369	$137,025	$157,929	$180,574
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.65	%(E)	0.66%		0.64%	0.67%	0.72%	0.74%
Including waiver and/or reimbursement and recapture	0.65	%(E)	0.64	%(B)	0.64%	0.67%	0.72%	0.74%
Net investment income (loss) to average net assets	5.81	%(E)	6.08	%(B)	5.80%	5.55%	5.98%	6.62%
Portfolio turnover rate	20	%(D)	46%		56%	50%	56%	68%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$7.96		$7.32		$8.14	$8.30	$8.29	$7.50

Investment operations:
Net investment income (loss) (A)	0.23		0.45	(B)	0.45	0.45	0.48	0.51
Net realized and unrealized gain (loss)	0.19		0.64		(0.78)	(0.14)	0.02	0.75

Total investment operations	0.42		1.09		(0.33)	0.31	0.50	1.26

Dividends and/or distributions to shareholders:
Net investment income	—		(0.45)		(0.49)	(0.47)	(0.49)	(0.47)

Net asset value, end of period/year	$8.38		$7.96		$7.32	$8.14	$8.30	$8.29

Total return (C)	5.28	%(D)	15.00%		(4.30)%	3.60%	6.33%	17.10%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$173,280		$167,808		$147,295	$143,882	$160,741	$110,428
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.90	%(E)	0.91%		0.89%	0.92%	0.97%	0.99%
Including waiver and/or reimbursement and recapture	0.90	%(E)	0.89	%(B)	0.89%	0.92%	0.97%	0.99%
Net investment income (loss) to average net assets	5.56	%(E)	5.82	%(B)	5.56%	5.29%	5.72%	6.34%
Portfolio turnover rate	20	%(D)	46%		56%	50%	56%	68%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2017

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Aegon High Yield Bond VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Warrants: Warrants may be priced intrinsically using a model that incorporates the subscription or strike price, the daily market price for the underlying security, and a subscription ratio. If the inputs are unavailable, or if the subscription or strike price is higher than the market price, then the warrants are priced at zero. Warrants are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Loan participations and assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Portfolio to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Portfolio assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

The Portfolio, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Portfolio that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Portfolio has direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Portfolio may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Portfolio held no unsecured loan participations at June 30, 2017. Open secured loan participations and assignments at June 30, 2017, if any, are included within the Schedule of Investments.

When-issued, delayed-delivery, and forward commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, and forward commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

4. SECURITIES AND OTHER INVESTMENTS (continued)

purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

When-issued, delayed-delivery, and forward commitment transactions held at December 31, 2016, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, and forward commitment securities purchased or sold within the Statement of Assets and Liabilities.

Payment in-kind (“PIK”) securities: PIKs give the issuer the option of making interest payments in either cash or additional debt securities at each interest payment date. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty price”) and require a pro-rata adjustment from unrealized appreciation or depreciation on investments to interest receivable within the Statement of Assets and Liabilities.

PIKs held at June 30, 2017, if any, are identified within the Schedule of Investments.

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at June 30, 2017, if any, are identified within the Schedule of Investments.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at June 30, 2017, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at June 30, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to each other as well as to other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of June 30, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2017.

Repurchase agreements at June 30, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of June 30, 2017.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$31,894,315	$—	$—	$—	$31,894,315
Total Borrowings	$31,894,315	$—	$—	$—	$31,894,315

6. RISK FACTOR

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

High-yield debt risk: High-yield debt securities, commonly referred to as “junk bonds,” are securities that are rated below “investment grade” (securities rated below Baa/BBB) or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $1.25 billion	0.580%
Over $1.25 billion to $2 billion	0.555%
Over $2 billion	0.530%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs including the investment management fee but excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.80%	May 1, 2018
Service Class	1.05%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.80%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees for all applicable share classes.

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the period ended June 30, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of June 30, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. For the period ended June 30, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the period ended June 30, 2017.

8. PRINCIPAL OWNERSHIP

As of June 30, 2017, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	2	86.63%	86.63%
Service Class	1	92.77%	92.77%

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

9. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 57,649,417	$ —	$ 63,105,885	$ —

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

11. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implication, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Aegon High Yield Bond VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 7-8, 2017, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica Aegon High Yield Bond VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and Aegon USA Investment Management, LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2018.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Services, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed continuation of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmark, in each case for various trailing periods ended December 31, 2016.

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate different performance results. The

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Aegon High Yield Bond VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Initial Class Shares of the Portfolio was above the median for its peer universe for the past 1-, 3-, 5- and 10-year periods. The Board also noted that the performance of Initial Class Shares of the Portfolio was above its benchmark for the past 3- and 5-year periods and below its benchmark for the past 1- and 10-year periods. The Board noted that the Portfolio’s sub-adviser had commenced subadvising the Portfolio on November 20, 2009 pursuant to its current investment objective and investment strategies.

Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Initial Class Shares of the Portfolio were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM had not made material changes to this methodology, which had been applied consistently for the Portfolio.

With respect to the Sub-Adviser, the Board noted that information about the Sub-Adviser’s revenues and expenses was incorporated into the profitability analysis for TAM and its affiliates with respect to the Portfolio. As a result, the Board principally considered profitability information for TAM and its affiliates and the Sub-Adviser in the aggregate.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through its undertakings to limit

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Aegon High Yield Bond VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Aegon U.S. Government Securities VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2017, and held for the entire period until June 30, 2017.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Annualized Expense Ratio
Initial Class	$1,000.00	$1,020.30	$3.16	$1,021.70	$3.16	0.63%
Service Class	1,000.00	1,018.20	4.40	1,020.40	4.41	0.88

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Aegon U.S. Government Securities VP

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2017

(unaudited)

Portfolio Characteristics	Years
Average Maturity §	7.72
Duration †	5.88

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	72.3%
AAA	5.2
AA	5.3
A	1.7
BBB	11.1
BB	0.3
B	0.4
Not Rated	7.9
Net Other Assets (Liabilities) ^	(4.2)
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Aegon U.S. Government Securities VP

SCHEDULE OF INVESTMENTS

At June 30, 2017

(unaudited)

	Principal	Value
ASSET-BACKED SECURITIES - 7.6%
Access to Loans for Learning Student Loan Corp. Series 2012-1, Class A, 1.92% (A), 07/25/2036	$ 4,785,759	$ 4,767,421
Edsouth Indenture No. 3 LLC Series 2012-2, Class A, 1.95% (A), 04/25/2039 (B)	3,004,352	3,002,497
Navient Student Loan Trust Series 2017-1A, Class A2, 1.97% (A), 07/26/2066 (B)	5,000,000	5,046,231
SBA Small Business Investment Cos. Series 2012-10B, Class 1, 2.25%, 09/10/2022	3,664,305	3,654,216
SLM Student Loan Trust Series 2005-10, Class B, 1.43% (A), 10/26/2026	6,010,000	5,878,615
Series 2006-2, Class A6, 1.33% (A), 01/25/2041	5,000,000	4,795,265
South Carolina Student Loan Corp. Series 2010-1, Class A2, 2.16% (A), 07/25/2025	4,704,348	4,744,664

Total Asset-Backed Securities (Cost $31,819,697)		31,888,909

CORPORATE DEBT SECURITIES - 16.7%
Automobiles - 0.4%
General Motors Co. 3.50%, 10/02/2018	1,645,000	1,673,883

Banks - 3.3%
Bank of America Corp. 3.88%, 08/01/2025, MTN	8,540,000	8,834,724
Barclays Bank PLC 10.18%, 06/12/2021 (B)	1,440,000	1,803,555
Cooperatieve Rabobank UA 11.00% (A), 06/30/2019 (B) (C)	1,400,000	1,626,100
ING Bank NV 5.80%, 09/25/2023 (B)	1,500,000	1,693,787

		13,958,166

Beverages - 0.6%
Anheuser-Busch InBev Finance, Inc. 3.30%, 02/01/2023	1,250,000	1,287,164
Constellation Brands, Inc. 4.25%, 05/01/2023	1,000,000	1,064,595

		2,351,759

Biotechnology - 0.2%
Celgene Corp. 3.55%, 08/15/2022	1,000,000	1,041,014

Building Products - 0.4%
Owens Corning 4.20%, 12/15/2022	1,500,000	1,582,619

Capital Markets - 4.7%
Credit Suisse AG 1.25% (A), 11/01/2017	10,000,000	10,000,000
Goldman Sachs Group, Inc. 4.00%, 03/03/2024	7,800,000	8,165,204
Morgan Stanley 3.75%, 02/25/2023, MTN	1,500,000	1,559,719

		19,724,923

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Communications Equipment - 0.4%
Harris Corp. 5.55%, 10/01/2021	$ 1,385,000	$ 1,536,821

Consumer Finance - 0.9%
Discover Financial Services 3.85%, 11/21/2022	2,300,000	2,355,462
Ford Motor Credit Co. LLC 4.25%, 09/20/2022	1,410,000	1,481,246

		3,836,708

Diversified Financial Services - 0.5%
Portmarnock Leasing LLC 1.74%, 10/22/2024	1,945,861	1,905,006

Diversified Telecommunication Services - 1.3%
AT&T, Inc. 2.45%, 06/30/2020	2,000,000	2,010,270
CenturyLink, Inc. 5.80%, 03/15/2022	1,170,000	1,216,800
Verizon Communications, Inc. 4.50%, 09/15/2020	2,000,000	2,136,484

		5,363,554

Electrical Equipment - 0.3%
Siemens Financieringsmaatschappij NV 2.15%, 05/27/2020 (B)	1,250,000	1,256,454

Food & Staples Retailing - 0.3%
Walgreens Boots Alliance, Inc. 3.30%, 11/18/2021	1,250,000	1,288,861

Health Care Equipment & Supplies - 0.3%
Abbott Laboratories 3.40%, 11/30/2023	1,250,000	1,279,600

Industrial Conglomerates - 0.3%
General Electric Co. 4.65%, 10/17/2021, MTN	1,250,000	1,376,951

Insurance - 1.0%
Fidelity National Financial, Inc. 5.50%, 09/01/2022	1,750,000	1,860,544
Prudential Financial, Inc. 5.38% (A), 05/15/2045	2,265,000	2,451,862

		4,312,406

Media - 0.4%
Clear Channel Worldwide Holdings, Inc. 7.63%, 03/15/2020	1,675,000	1,666,625

Oil, Gas & Consumable Fuels - 0.6%
BP Capital Markets PLC 4.74%, 03/11/2021	1,250,000	1,358,371
Energy Transfer, LP 7.60%, 02/01/2024	1,000,000	1,165,749

		2,524,120

Road & Rail - 0.8%
Aviation Capital Group Corp. 2.88%, 01/20/2022 (B)	987,000	983,512
7.13%, 10/15/2020 (B)	2,000,000	2,271,972

		3,255,484

Total Corporate Debt Securities (Cost $67,633,040)		69,934,954

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Aegon U.S. Government Securities VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
MORTGAGE-BACKED SECURITIES - 1.4%
BCAP LLC Trust Series 2009-RR6, Class 2A1, 3.21% (A), 08/26/2035 (B)	$ 521,295	$ 519,715
Eleven Madison Mortgage Trust Series 2015-11MD, Class A, 3.67% (A), 09/10/2035 (B)	5,000,000	5,189,013

Total Mortgage-Backed Securities (Cost $5,585,664)		5,708,728

MUNICIPAL GOVERNMENT OBLIGATIONS - 1.6%
Texas - 1.1%
North Texas Higher Education Authority, Inc., Revenue Bonds, Series 1, 2.05% (A), 12/01/2034	4,465,112	4,514,631

Vermont - 0.5%
Vermont Student Assistance Corp., Certificate of Obligation 0.00% (A) (D), 07/28/2034	2,283,117	2,270,423

Total Municipal Government Obligations (Cost $6,736,978)		6,785,054

U.S. GOVERNMENT AGENCY OBLIGATIONS - 33.6%
Federal Home Loan Mortgage Corp. 0.88%, 03/07/2018	3,000,000	2,992,233
3.53%, 06/25/2020	5,500,000	5,741,830
4.08% (A), 11/25/2020	3,690,000	3,932,043
4.22%, 03/25/2020	2,000,000	2,116,828
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates 2.31%, 08/25/2022	5,150,000	5,163,550
3.11%, 02/25/2023	10,000,000	10,390,213
3.31%, 09/25/2025	15,000,000	15,661,006
3.97% (A), 01/25/2021	2,945,000	3,132,834
Federal Home Loan Mortgage Corp. REMIC 4.00%, 02/15/2029	613,061	622,380
Federal National Mortgage Association 1.88%, 12/28/2020	4,000,000	4,022,764
4.00%, TBA (E)	20,000,000	21,024,218
Government National Mortgage Association 4.59% (A), 06/20/2062	8,381,721	8,709,050
4.62% (A), 10/20/2061	6,991,116	7,169,186
4.65% (A), 10/20/2061	5,352,153	5,499,833
4.66% (A), 09/20/2061	6,538,393	6,712,269
4.69% (A), 12/20/2061	3,798,944	3,908,283
4.73% (A), 07/20/2061	7,500,169	7,692,897
4.74% (A), 08/20/2061	6,445,340	6,654,436
Overseas Private Investment Corp. 5.14%, 12/15/2023	14,380	15,776
Tennessee Valley Authority 2.88%, 02/01/2027	15,000,000	15,351,645
4.25%, 09/15/2065	4,000,000	4,499,904

Total U.S. Government Agency Obligations (Cost $141,988,848)		141,013,178

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 38.7%
U.S. Treasury - 38.7%
U.S. Treasury Bond 2.25%, 08/15/2046	$ 10,000,000	$ 8,803,910
2.50%, 02/15/2046	9,996,000	9,304,087
2.88%, 11/15/2046	7,100,000	7,139,107
3.00%, 11/15/2045	5,000,000	5,149,805
3.50%, 02/15/2039	1,414,500	1,598,109
4.38%, 05/15/2040	15,881,700	20,269,020
6.25%, 05/15/2030	4,000,000	5,701,720
U.S. Treasury Note 0.75%, 02/15/2019 - 08/15/2019	22,706,400	22,408,409
1.00%, 03/15/2019	4,524,000	4,495,901
1.13%, 02/28/2021 - 06/30/2021	37,560,000	36,780,159
1.25%, 03/31/2021 - 10/31/2021	11,362,000	11,127,335
1.38%, 01/31/2021	1,700,000	1,682,203
1.50%, 03/31/2023 - 08/15/2026	4,798,000	4,592,289
1.63%, 05/15/2026	2,471,400	2,343,003
2.00%, 09/30/2020 - 08/15/2025	13,478,900	13,422,296
2.25%, 11/15/2025	7,700,000	7,701,802

Total U.S. Government Obligations (Cost $164,591,923)		162,519,155

COMMERCIAL PAPER - 4.1%
Banks - 4.1%
Commonwealth Bank of Australia 1.42% (A) (F), 09/01/2017 (B)	7,000,000	7,000,000
Wells Fargo Bank NA 1.00% (A) (F), 11/16/2017	10,000,000	10,012,402

Total Commercial Paper (Cost $17,012,402)		17,012,402

REPURCHASE AGREEMENT - 0.5%
State Street Bank & Trust Co. 0.12% (F), dated 06/30/2017, to be repurchased at $1,980,397 on 07/03/2017. Collateralized by a U.S. Government Obligation, 1.13%, due 07/31/2021, and with a value of $2,024,774.	1,980,377	1,980,377

Total Repurchase Agreement (Cost $1,980,377)		1,980,377

Total Investments (Cost $437,348,929) (G)		436,842,757
Net Other Assets (Liabilities) - (4.2)%		(17,424,237)

Net Assets - 100.0%		$ 419,418,520

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Aegon U.S. Government Securities VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

FUTURES CONTRACTS: (H)

Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
10-Year U.S. Treasury Bond	Short	(94)	09/20/2017	$—	$(7,196)
10-Year U.S. Treasury Note	Long	46	09/20/2017	—	(2,733)
2-Year U.S. Treasury Note	Long	118	09/29/2017	—	(32,577)
5-Year U.S. Treasury Note	Long	180	09/29/2017	—	(52,855)
U.S. Treasury Bond	Long	21	09/20/2017	44,195	—

Total				$44,195	$(95,361)

SECURITY VALUATION:

Valuation Inputs (I)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$31,888,909	$—	$31,888,909
Corporate Debt Securities	—	69,934,954	—	69,934,954
Mortgage-Backed Securities	—	5,708,728	—	5,708,728
Municipal Government Obligations	—	6,785,054	—	6,785,054
U.S. Government Agency Obligations	—	141,013,178	—	141,013,178
U.S. Government Obligations	—	162,519,155	—	162,519,155
Commercial Paper	—	17,012,402	—	17,012,402
Repurchase Agreement	—	1,980,377	—	1,980,377

Total Investments	$—	$436,842,757	$—	$436,842,757

Other Financial Instruments
Futures Contracts (J)	$44,195	$—	$—	$44,195

Total Other Financial Instruments	$44,195	$—	$—	$44,195

LIABILITIES
Other Financial Instruments
Futures Contracts (J)	$(95,361)	$—	$—	$(95,361)

Total Other Financial Instruments	$(95,361)	$—	$—	$(95,361)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of June 30, 2017.
(B)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2017, the total value of 144A securities is $30,392,836, representing 7.2% of the Portfolio’s net assets.
(C)	Perpetual maturity. The date displayed is the next call date.
(D)	Percentage rounds to less than 0.01% or (0.01)%.
(E)	Security on a when-issued, delayed-delivery, or forward commitment basis. Security to be settled and delivered after June 30, 2017.
(F)	Rates disclosed reflect the yields at June 30, 2017.
(G)	Aggregate cost for federal income tax purposes is $437,348,929. Aggregate gross unrealized appreciation and depreciation for all securities is $4,356,957 and $4,863,129, respectively. Net unrealized depreciation for tax purposes is $506,172.
(H)	Cash on deposit with broker in the amount of $180,760 has been segregated as collateral to cover margin requirements for open futures contracts.
(I)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended June 30, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(J)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

MTN	Medium Term Note
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Aegon U.S. Government Securities VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2017

(unaudited)

Assets:
Investments, at value (cost $435,368,552)	$434,862,380
Repurchase agreement, at value (cost $1,980,377)	1,980,377
Cash collateral on deposit with broker	180,760
Receivables and other assets:
Shares of beneficial interest sold	8,881
Interest	2,080,158
Net income from securities lending	48
Variation margin receivable	2,340,557

Total assets	441,453,161

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	498,730
When-issued, delayed-delivery, and forward commitment securities purchased	21,126,667
Investment management fees	204,725
Distribution and service fees	70,455
Transfer agent costs	3,545
Trustees, CCO and deferred compensation fees	2,888
Audit and tax fees	21,308
Custody fees	38,797
Legal fees	29,103
Printing and shareholder reports fees	29,871
Other	8,552

Total liabilities	22,034,641

Net assets	$419,418,520

Net assets consist of:
Capital stock ($0.01 par value)	$341,931
Additional paid-in capital	372,682,584
Undistributed (distributions in excess of) net investment income (loss)	16,491,568
Accumulated net realized gain (loss)	30,459,775
Net unrealized appreciation (depreciation) on:
Investments	(506,172)
Futures contracts	(51,166)

Net assets	$419,418,520

Net assets by class:
Initial Class	$86,229,371
Service Class	333,189,149

Shares outstanding:
Initial Class	7,158,658
Service Class	27,034,398

Net asset value and offering price per share:
Initial Class	$12.05
Service Class	12.32

STATEMENT OF OPERATIONS

For the period ended June 30, 2017

(unaudited)

Investment Income:
Interest income	$5,677,558
Net income (loss) from securities lending	61,558

Total investment income	5,739,116

Expenses:
Investment management fees	1,446,761
Distribution and service fees:
Service Class	514,732
Transfer agent costs	4,819
Trustees, CCO and deferred compensation fees	7,147
Audit and tax fees	16,828
Custody fees	52,241
Legal fees	30,762
Printing and shareholder reports fees	20,810
Other	12,591

Total expenses before waiver and/or reimbursement and recapture	2,106,691

Expenses waived and/or reimbursed:
Initial Class	(5,208)
Service Class	(19,624)
Recapture of previously waived and/or reimbursed fees:
Initial Class	1,236
Service Class	3,103

Net expenses	2,086,198

Net investment income (loss)	3,652,918

Net realized gain (loss) on:
Investments	(31,031)
Futures contracts	343,215
Foreign currency transactions	(62)

Net realized gain (loss)	312,122

Net change in unrealized appreciation (depreciation) on:
Investments	5,183,299
Futures contracts	282,614

Net change in unrealized appreciation (depreciation)	5,465,913

Net realized and change in unrealized gain (loss)	5,778,035

Net increase (decrease) in net assets resulting from operations	$9,430,953

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Aegon U.S. Government Securities VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2017 (unaudited)	December 31, 2016
From operations:
Net investment income (loss)	$3,652,918	$12,190,560
Net realized gain (loss)	312,122	32,730,547
Net change in unrealized appreciation (depreciation)	5,465,913	(2,589,806)

Net increase (decrease) in net assets resulting from operations	9,430,953	42,331,301

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	—	(3,151,233)
Service Class	—	(2,468,379)

Total dividends and/or distributions from net investment income	—	(5,619,612)

Capital share transactions:
Proceeds from shares sold:
Initial Class	3,705,067	243,657,254
Service Class	4,536,112	285,505,414

	8,241,179	529,162,668

Dividends and/or distributions reinvested:
Initial Class	—	3,151,233
Service Class	—	2,468,379

	—	5,619,612

Cost of shares redeemed:
Initial Class	(12,778,731)	(1,059,713,034)
Service Class	(172,778,096)	(252,867,513)

	(185,556,827)	(1,312,580,547)

Net increase (decrease) in net assets resulting from capital share transactions	(177,315,648)	(777,798,267)

Net increase (decrease) in net assets	(167,884,695)	(741,086,578)

Net assets:
Beginning of period/year	587,303,215	1,328,389,793

End of period/year	$419,418,520	$587,303,215

Undistributed (distributions in excess of) net investment income (loss)	$16,491,568	$12,838,650

Capital share transactions - shares:
Shares issued:
Initial Class	310,535	20,100,727
Service Class	371,547	23,109,924

	682,082	43,210,651

Shares reinvested:
Initial Class	—	256,824
Service Class	—	196,371

	—	453,195

Shares redeemed:
Initial Class	(1,075,218)	(85,882,881)
Service Class	(14,148,119)	(20,217,948)

	(15,223,337)	(106,100,829)

Net increase (decrease) in shares outstanding:
Initial Class	(764,683)	(65,525,330)
Service Class	(13,776,572)	3,088,347

	(14,541,255)	(62,436,983)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Aegon U.S. Government Securities VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$11.81		$11.85		$12.16	$12.33	$13.23	$13.13

Investment operations:
Net investment income (loss) (A)	0.10		0.13	(B)	0.18	0.23	0.23	0.24
Net realized and unrealized gain (loss)	0.14		(0.09	)(C)	(0.17)	0.34	(0.53)	0.42

Total investment operations	0.24		0.04		0.01	0.57	(0.30)	0.66

Dividends and/or distributions to shareholders:
Net investment income	—		(0.08)		(0.26)	(0.52)	(0.31)	(0.23)
Net realized gains	—		—		(0.06)	(0.22)	(0.29)	(0.33)

Total dividends and/or distributions to shareholders	—		(0.08)		(0.32)	(0.74)	(0.60)	(0.56)

Net asset value, end of period/year	$12.05		$11.81		$11.85	$12.16	$12.33	$13.23

Total return (D)	2.03	%(E)	0.30%		0.10%	4.66%	(2.23)%	5.06%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$86,230		$93,570		$870,390	$111,203	$314,640	$411,429
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.64	%(F)	0.61%		0.61%	0.62%	0.62%	0.61%
Including waiver and/or reimbursement and recapture	0.63	%(F)	0.61	%(B)	0.61%	0.62%	0.62%	0.61%
Net investment income (loss) to average net assets	1.68	%(F)	1.07	%(B)	1.52%	1.81%	1.75%	1.76%
Portfolio turnover rate	16	%(E)	77%		171%	74%	38%	86%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Annualized.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$12.10		$12.14		$12.45	$12.58	$13.47	$13.37

Investment operations:
Net investment income (loss) (A)	0.09		0.11	(B)	0.17	0.20	0.20	0.20
Net realized and unrealized gain (loss)	0.13		(0.09	)(C)	(0.19)	0.35	(0.54)	0.43

Total investment operations	0.22		0.02		(0.02)	0.55	(0.34)	0.63

Dividends and/or distributions to shareholders:
Net investment income	—		(0.06)		(0.23)	(0.46)	(0.26)	(0.20)
Net realized gains	—		—		(0.06)	(0.22)	(0.29)	(0.33)

Total dividends and/or distributions to shareholders	—		(0.06)		(0.29)	(0.68)	(0.55)	(0.53)

Net asset value, end of period/year	$12.32		$12.10		$12.14	$12.45	$12.58	$13.47

Total return (D)	1.82	%(E)	0.14%		(0.18)%	4.42%	(2.49)%	4.79%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$333,189		$493,733		$458,000	$276,838	$287,781	$609,613
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.89	%(F)	0.86%		0.86%	0.87%	0.87%	0.86%
Including waiver and/or reimbursement and recapture	0.88	%(F)	0.85	%(B)	0.86%	0.87%	0.87%	0.86%
Net investment income (loss) to average net assets	1.42	%(F)	0.90	%(B)	1.37%	1.58%	1.48%	1.52%
Portfolio turnover rate	16	%(E)	77%		171%	74%	38%	86%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2017

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Aegon U.S. Government Securities VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

Commercial paper: Commercial paper is valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations and variable rate notes: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

To be announced (“TBA”) commitments: TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities.

TBA commitments held at June 30, 2017, if any, are identified in the Schedule of Investments. Open balances at June 30, 2017, if any, are included in When-issued, delayed-delivery, and forward commitment securities purchased or sold within the Statement of Assets and Liabilities.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

4. SECURITIES AND OTHER INVESTMENTS (continued)

When-issued, delayed-delivery, and forward commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, and forward commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

When-issued, delayed-delivery, and forward commitment transactions held at June 30, 2017, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, and forward commitment securities purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at June 30, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to each other as well as to other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of June 30, 2017, the Portfolio has not utilized the program.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2017.

Repurchase agreements at June 30, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at June 30, 2017, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of June 30, 2017.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized appreciation on futures contracts (A) (B)	$44,195	$—	$—	$—	$—	$44,195
Total	$44,195	$—	$—	$—	$—	$44,195

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized depreciation on futures contracts (A) (B)	$(95,361)	$—	$—	$—	$—	$(95,361)
Total	$(95,361)	$—	$—	$—	$—	$(95,361)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within cumulative appreciation (depreciation) on futures contracts as reported within the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of June 30, 2017.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$343,215	$—	$—	$—	$—	$343,215
Total	$343,215	$—	$—	$—	$—	$343,215

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$282,614	$—	$—	$—	$—	$282,614
Total	$282,614	$—	$—	$—	$—	$282,614

The following is a summary of the ending monthly average volume on derivative activity during the period ended June 30, 2017.

Futures Contracts at Notional Amount
Long	Short
51,400,000	(8,928,571)

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017
(unaudited)

7. RISK FACTOR

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Fixed income risk: The market prices of fixed income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the market value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM at an annual rate of 0.58% on daily Average Net Assets (“ANA”).

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs including the investment management fee but excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective March 1, 2017
Initial Class	0.63%	May 1, 2018
Service Class	0.88%	May 1, 2018
Prior to March 1, 2017
Portfolio Level (A)	0.63%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees for all applicable share classes.

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the period ended June 30, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

As of June 30, 2017, the balances available for recapture by TAM for the Portfolio are as follows:

Amounts Available from Fiscal Period
Class	June 30, 2017
Initial Class	$3,972
Service Class	16,521

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. For the period ended June 30, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the period ended June 30, 2017.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

9. PRINCIPAL OWNERSHIP

As of June 30, 2017, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	1	80.41%	80.41%
Service Class	1	93.09%	93.09%

10. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 57,038,587	$ 15,001,885	$ 15,873,383	$ 211,130,365

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

12. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implication, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

13. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Aegon U.S. Government Securities VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 7-8, 2017, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica Aegon U.S. Government Securities VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and Aegon USA Investment Management, LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2018.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Services, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed continuation of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmark, in each case for various trailing periods ended December 31, 2016.

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Aegon U.S. Government Securities VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

specific date, and that consideration of performance data for a different period could generate different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Initial Class Shares of the Portfolio was above the median for its peer universe for the past 5- and 10-year periods, in line with the median for the past 3-year period and below the median for the past 1-year period. The Board also noted that the performance of Initial Class Shares of the Portfolio was above its benchmark for the past 5-year period and below its benchmark for the past 1-, 3- and 10-year periods. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Portfolio. The Board also noted that the Portfolio’s sub-adviser had commenced subadvising the Portfolio on March 22, 2011. The Trustees also noted recent changes in the Portfolio’s portfolio management team. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward. The Trustees observed that the performance of the Portfolio had improved during the first quarter of 2017.

Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Initial Class Shares of the Portfolio were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM had not made material changes to this methodology, which had been applied consistently for the Portfolio.

With respect to the Sub-Adviser, the Board noted that information about the Sub-Adviser’s revenues and expenses was incorporated into the profitability analysis for TAM and its affiliates with respect to the Portfolio. As a result, the Board principally considered profitability information for TAM and its affiliates and the Sub-Adviser in the aggregate.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Aegon U.S. Government Securities VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through its undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica American Funds Managed Risk VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2017, and held for the entire period until June 30, 2017.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Annualized Expense Ratio (C)
Service Class	$1,000.00	$1,073.70	$4.11	$1,020.80	$4.01	0.80%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2017

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Mixed Allocation Fund	95.1%
Repurchase Agreement	5.0
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica American Funds Managed Risk VP

SCHEDULE OF INVESTMENTS

At June 30, 2017

(unaudited)

	Shares	Value
INVESTMENT COMPANY - 95.1%
U.S. Mixed Allocation Fund - 95.1%
American Funds Insurance Series - Asset Allocation Fund	25,984,001	$ 580,742,412

Total Investment Company (Cost $561,221,581)		580,742,412

	Principal	Value
REPURCHASE AGREEMENT - 5.0%
State Street Bank & Trust Co. 0.12% (A), dated 06/30/2017, to be repurchased at $30,779,265 on 07/03/2017. Collateralized by a U.S. Government Obligation, 1.13%, due 02/28/2021, and with a value of $31,396,290.	$ 30,778,958	30,778,958

Total Repurchase Agreement (Cost $30,778,958)		30,778,958

Total Investments (Cost $592,000,539) (B)		611,521,370
Net Other Assets (Liabilities) - (0.1)%		(442,763)

Net Assets - 100.0%		$ 611,078,607

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Company	$580,742,412	$—	$—	$580,742,412
Repurchase Agreement	—	30,778,958	—	30,778,958

Total Investments	$580,742,412	$30,778,958	$—	$611,521,370

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rate disclosed reflects the yield at June 30, 2017.
(B)	Aggregate cost for federal income tax purposes is $592,000,539. Aggregate gross unrealized appreciation for all securities is $19,520,831.
(C)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended June 30, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica American Funds Managed Risk VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2017

(unaudited)

Assets:
Unaffiliated investments, at value (cost $561,221,581)	$580,742,412
Repurchase agreement, at value (cost $30,778,958)	30,778,958
Receivables and other assets:
Interest	102
Prepaid expenses	2,968

Total assets	611,524,440

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	2,387
Investments purchased	23,274
Investment management fees	264,664
Distribution and service fees	124,842
Transfer agent costs	650
Trustees, CCO and deferred compensation fees	679
Audit and tax fees	9,926
Custody fees	5,929
Legal fees	88
Printing and shareholder reports fees	11,321
Other	2,073

Total liabilities	445,833

Net assets	$611,078,607

Net assets consist of:
Capital stock ($0.01 par value)	$559,088
Additional paid-in capital	561,217,837
Undistributed (distributions in excess of) net investment income (loss)	3,803,894
Accumulated net realized gain (loss)	25,976,957
Net unrealized appreciation (depreciation) on:
Unaffiliated investments	19,520,831

Net assets	$611,078,607

Shares outstanding	55,908,808

Net asset value and offering price per share	$10.93

STATEMENT OF OPERATIONS

For the period ended June 30, 2017

(unaudited)

Investment Income:
Dividend income from unaffiliated investments	$2,177,944
Interest income from unaffiliated investments	9,881

Total investment income	2,187,825

Expenses:
Investment management fees	1,385,020
Distribution and service fees	653,311
Transfer agent costs	2,384
Trustees, CCO and deferred compensation fees	5,572
Audit and tax fees	10,423
Custody fees	8,990
Legal fees	12,640
Printing and shareholder reports fees	20,516
Other	3,160

Total expenses	2,102,016

Net investment income (loss)	85,809

Net realized gain (loss) on:
Distributions received from unaffiliated investments	25,499,076

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	9,437,907

Net realized and change in unrealized gain (loss)	34,936,983

Net increase (decrease) in net assets resulting from operations	$35,022,792

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica American Funds Managed Risk VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2017 (unaudited)	December 31, 2016
From operations:
Net investment income (loss)	$85,809	$3,721,457
Net realized gain (loss)	25,499,076	976,894
Net change in unrealized appreciation (depreciation)	9,437,907	12,216,462

Net increase (decrease) in net assets resulting from operations	35,022,792	16,914,813

Dividends and/or distributions to shareholders:
Net investment income	—	(1,506,401)

Capital share transactions:
Proceeds from shares sold	189,380,871	246,016,210
Dividends and/or distributions reinvested	—	1,506,401
Cost of shares redeemed	(2,588,950)	(3,045,202)

Net increase (decrease) in net assets resulting from capital share transactions	186,791,921	244,477,409

Net increase (decrease) in net assets	221,814,713	259,885,821

Net assets:
Beginning of period/year	389,263,894	129,378,073

End of period/year	$611,078,607	$389,263,894

Undistributed (distributions in excess of) net investment income (loss)	$3,803,894	$3,718,085

Capital share transactions - shares:
Shares issued	17,903,095	24,952,113
Shares reinvested	—	150,040
Shares redeemed	(242,495)	(306,646)

Net increase (decrease) in shares outstanding	17,660,600	24,795,507

FINANCIAL HIGHLIGHTS

For a share outstanding during the periods and year indicated:

	Service Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015 (A)
Net asset value, beginning of period/year	$10.18		$9.62		$10.00

Investment operations:
Net investment income (loss) (B) (C)	0.00	(D)	0.15	(E)	0.26
Net realized and unrealized gain (loss)	0.75		0.47		(0.64)

Total investment operations	0.75		0.62		(0.38)

Dividends and/or distributions to shareholders:
Net investment income	—		(0.06)		—

Net asset value, end of period/year	$10.93		$10.18		$9.62

Total return (F)	7.37	%(G)	6.41%		(3.80	)%(G)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$611,079		$389,264		$129,378
Expenses to average net assets (H)
Excluding waiver and/or reimbursement and recapture	0.80	%(I)	0.82%		0.86	%(I)
Including waiver and/or reimbursement and recapture	0.80	%(I)	0.82	%(E)	0.85	%(I)
Net investment income (loss) to average net assets (C)	0.03	%(I)	1.56	%(E)	4.10	%(I)
Portfolio turnover rate (J)	—	%(G)	—%		0	%(G)

(A)	Commenced operations on May 1, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(F)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(G)	Not annualized.
(H)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(I)	Annualized.
(J)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2017

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica American Funds Managed Risk VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the NAV of the underlying portfolios. These investments are actively traded and no valuation adjustments are applied. Investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to each other as well as to other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of June 30, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2017.

Repurchase agreements at June 30, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. INVESTMENT CONCENTRATION

Throughout the period, the Portfolio can have investments that account for a significant percentage of the Portfolio’s total assets. As of June 30, 2017, the most recent financial statements are included within this report for the following investments:

Investment	Percentage of Total Assets
American Funds Insurance Series – Asset Allocation Fund	94.97%

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $5 billion	0.53%
Over $5 billion up to $10 billion	0.52%
Over $10 billion	0.46%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs including the investment management fee but excluding, as applicable, acquired fund fees and expenses, interest, taxes,

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Service Class	0.85%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.60%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees for all applicable share classes.

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the period ended June 30, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of June 30, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. For the period ended June 30, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the period ended June 30, 2017.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

7. PRINCIPAL OWNERSHIP

As of June 30, 2017, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
1	92.84%	92.84%

8. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 176,089,718	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

10. NEW ACCOUNTING PRONOUNCEMENT

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica American Funds Managed Risk VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 7-8, 2017, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica American Funds Managed Risk VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and Milliman Financial Risk Management LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2018.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Services, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed continuation of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder functions of the funds.

Investment Performance

In addition, the Board considered the performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmark, in each case for the period ended December 31, 2016.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica American Funds Managed Risk VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Service Class Shares of the Portfolio was in line with the median for its peer universe for the past 1-year period. The Board also noted that the performance of Service Class Shares of the Portfolio was below its primary benchmark for the past 1-year period. The Trustees observed that the performance of the Portfolio had improved during the first quarter of 2017.

Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee was in line with the median for its peer group and above the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Service Class Shares of the Portfolio were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM had not made material changes to this methodology, which had been applied consistently for the Portfolio.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica American Funds Managed Risk VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through its undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Conservative VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2017, and held for the entire period until June 30, 2017.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,065.80	$0.77	$1,024.10	$0.75	0.15%
Service Class	1,000.00	1,064.50	2.05	1,022.80	2.01	0.40

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios (as disclosed in the table) do not include the expenses of the underlying funds in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2017

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	42.3%
U.S. Equity Funds	25.0
U.S. Mixed Allocation Fund	16.6
International Equity Funds	13.4
International Alternative Fund	1.5
U.S. Government Obligation	0.6
Repurchase Agreement	0.5
Net Other Assets (Liabilities) ^	0.1
Total	100.0%

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Conservative VP

SCHEDULE OF INVESTMENTS

At June 30, 2017

(unaudited)

	Shares	Value
INVESTMENT COMPANIES - 98.8%
International Alternative Fund - 1.5%
Transamerica Unconstrained Bond (A)	2,167,651	$ 21,979,986

International Equity Funds - 13.4%
Transamerica Developing Markets Equity (A)	4,009,174	44,221,189
Transamerica International Equity (A)	4,537,680	84,673,117
Transamerica International Equity Opportunities (A)	5,155,712	43,771,994
Transamerica International Small Cap Value (A)	1,717,625	22,037,124

		194,703,424

U.S. Equity Funds - 25.0%
Transamerica Jennison Growth VP (B)	3,404,389	35,167,339
Transamerica JPMorgan Enhanced Index VP (B)	7,399,222	148,132,422
Transamerica JPMorgan Mid Cap Value VP (B)	1,215,207	25,033,257
Transamerica Large Cap Value (A)	4,964,946	65,338,683
Transamerica Mid Cap Value Opportunities (A)	2,051,159	25,229,256
Transamerica T. Rowe Price Small Cap VP (B)	2,143,506	32,259,766
Transamerica WMC US Growth VP (B)	1,212,845	32,443,604

		363,604,327

U.S. Fixed Income Funds - 42.3%
Transamerica Core Bond (A)	15,976,932	159,290,013
Transamerica Floating Rate (A)	771,926	7,696,106
Transamerica High Yield Bond (A)	8,827,772	83,157,614
Transamerica Intermediate Bond (A)	35,768,388	364,122,193

		614,265,926

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Mixed Allocation Fund - 16.6%
Transamerica PIMCO Total Return VP (B)	21,042,819	$ 241,781,985

Total Investment Companies (Cost $1,387,761,390)		1,436,335,648

	Principal	Value
U.S. GOVERNMENT OBLIGATION - 0.6%
U.S. Treasury - 0.6%
U.S. Treasury Note 0.75%, 01/31/2018 (C)	$ 9,125,000	9,102,480

Total U.S. Government Obligation (Cost $9,112,209)		9,102,480

REPURCHASE AGREEMENT - 0.5%
State Street Bank & Trust Co. 0.12% (D), dated 06/30/2017, to be repurchased at $7,292,770 on 07/03/2017. Collateralized by a U.S. Government Obligation, 1.13%, due 08/31/2021, and with a value of $7,442,884.	7,292,697	7,292,697

Total Repurchase Agreement (Cost $7,292,697)		7,292,697

Total Investments (Cost $1,404,166,296) (E)		1,452,730,825
Net Other Assets (Liabilities) - 0.1%		1,104,107

Net Assets - 100.0%		$ 1,453,834,932

FUTURES CONTRACTS:
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	Short	(877)	09/29/2017	$241,050	$—
EUR Currency	Long	160	09/18/2017	427,696	—
EURO STOXX 50® Index	Long	550	09/15/2017	—	(712,222)
FTSE 100 Index	Short	(159)	09/15/2017	383,700	—
MSCI EAFE Mini Index	Short	(47)	09/15/2017	—	(14,492)
MSCI Emerging Markets Mini Index	Long	565	09/15/2017	268,305	—
Russell 2000® Mini Index	Short	(19)	09/15/2017	3,599	—
S&P 500® E-Mini	Long	530	09/15/2017	—	(199,423)
S&P/ASX 200 Index	Long	135	09/21/2017	—	(186,298)
TOPIX Index	Long	201	09/07/2017	125,564	—
U.S. Treasury Bond	Long	27	09/20/2017	67,860	—

Total				$1,517,774	$(1,112,435)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

SECURITY VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$1,436,335,648	$—	$—	$1,436,335,648
U.S. Government Obligation	—	9,102,480	—	9,102,480
Repurchase Agreement	—	7,292,697	—	7,292,697

Total Investments	$1,436,335,648	$16,395,177	$—	$1,452,730,825

Other Financial Instruments
Futures Contracts (G)	$1,517,774	$—	$—	$1,517,774

Total Other Financial Instruments	$1,517,774	$—	$—	$1,517,774

LIABILITIES
Other Financial Instruments
Futures Contracts (G)	$(1,112,435)	$—	$—	$(1,112,435)

Total Other Financial Instruments	$(1,112,435)	$—	$—	$(1,112,435)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Investment in the Class I2 shares of the affiliated series of Transamerica Funds.
(B)	Investment in the Initial Class shares of the affiliated portfolio of Transamerica Series Trust.
(C)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The value of the security segregated as collateral to cover margin requirements for open futures contracts is $8,962,825.
(D)	Rate disclosed reflects the yield at June 30, 2017.
(E)	Aggregate cost for federal income tax purposes is $1,404,166,296. Aggregate gross unrealized appreciation and depreciation for all securities is $56,935,084 and $8,370,555, respectively. Net unrealized appreciation for tax purposes is $48,564,529.
(F)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended June 30, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(G)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATION:

EUR	Euro

PORTFOLIO ABBREVIATIONS:

ASX	Australian Securities Exchange
EAFE	Europe, Australasia and Far East
FTSE	Financial Times Stock Exchange
STOXX	Deutsche Börse Group & SIX Group Index
TOPIX	Tokyo Price Index

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Conservative VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2017

(unaudited)

Assets:
Affiliated investments, at value (cost $1,387,761,390)	$1,436,335,648
Unaffiliated investments, at value (cost $9,112,209)	9,102,480
Repurchase agreement, at value (cost $7,292,697)	7,292,697
Receivables and other assets:
Shares of beneficial interest sold	23,688
Interest	28,571
Dividends	467,245
Variation margin receivable	2,014,104
Prepaid expenses	5,122

Total assets	1,455,269,555

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	473,689
Affiliated investments purchased	467,245
Investment management fees	147,016
Distribution and service fees	244,587
Transfer agent costs	5,369
Trustees, CCO and deferred compensation fees	5,137
Audit and tax fees	18,768
Custody fees	3,259
Legal fees	11,682
Printing and shareholder reports fees	46,547
Other	11,324

Total liabilities	1,434,623

Net assets	$1,453,834,932

Net assets consist of:
Capital stock ($0.01 par value)	$1,353,539
Additional paid-in capital	1,337,672,612
Undistributed (distributions in excess of) net investment income (loss)	34,550,115
Accumulated net realized gain (loss)	31,301,552
Net unrealized appreciation (depreciation) on:
Affiliated investments	48,574,258
Unaffiliated investments	(9,729)
Futures contracts	405,339
Translation of assets and liabilities denominated in foreign currencies	(12,754)

Net assets	$1,453,834,932

Net assets by class:
Initial Class	$270,312,419
Service Class	1,183,522,513

Shares outstanding:
Initial Class	24,916,682
Service Class	110,437,256

Net asset value and offering price per share:
Initial Class	$10.85
Service Class	10.72

STATEMENT OF OPERATIONS

For the period ended June 30, 2017

(unaudited)

Investment Income:
Dividend income from affiliated investments	$9,175,838
Interest income from unaffiliated investments	46,221

Total investment income	9,222,059

Expenses:
Investment management fees	878,779
Distribution and service fees:
Service Class	1,456,689
Transfer agent costs	10,556
Trustees, CCO and deferred compensation fees	17,536
Audit and tax fees	19,527
Custody fees	66,683
Legal fees	40,846
Printing and shareholder reports fees	24,367
Registration fees	5,985
Other	16,691

Total expenses before waiver and/or reimbursement and recapture	2,537,659

Expenses waived and/or reimbursed:
Initial Class	(51)
Service Class	(222)

Net expenses	2,537,386

Net investment income (loss)	6,684,673

Net realized gain (loss) on:
Affiliated investments	2,916,654
Unaffiliated investments	34,437
Futures contracts	3,785,894
Foreign currency transactions	(18,920)

Net realized gain (loss)	6,718,065

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	75,160,857
Unaffiliated investments	(6,583)
Futures contracts	2,105,774
Translation of assets and liabilities denominated in foreign currencies	9,127

Net change in unrealized appreciation (depreciation)	77,269,175

Net realized and change in unrealized gain (loss)	83,987,240

Net increase (decrease) in net assets resulting from operations	$90,671,913

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Conservative VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2017 (unaudited)	December 31, 2016
From operations:
Net investment income (loss)	$6,684,673	$28,172,897
Net realized gain (loss)	6,718,065	26,133,689
Net change in unrealized appreciation (depreciation)	77,269,175	9,011,382

Net increase (decrease) in net assets resulting from operations	90,671,913	63,317,968

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	—	(5,794,706)
Service Class	—	(21,360,000)

Total dividends and/or distributions from net investment income	—	(27,154,706)

Net realized gains:
Initial Class	—	(6,320,751)
Service Class	—	(26,679,762)

Total dividends and/or distributions from net realized gains	—	(33,000,513)

Total dividends and/or distributions to shareholders	—	(60,155,219)

Capital share transactions:
Proceeds from shares sold:
Initial Class	9,295,215	33,019,681
Service Class	15,816,229	41,650,383

	25,111,444	74,670,064

Dividends and/or distributions reinvested:
Initial Class	—	12,115,457
Service Class	—	48,039,762

	—	60,155,219

Cost of shares redeemed:
Initial Class	(28,896,388)	(66,352,359)
Service Class	(67,366,518)	(122,575,022)

	(96,262,906)	(188,927,381)

Net increase (decrease) in net assets resulting from capital share transactions	(71,151,462)	(54,102,098)

Net increase (decrease) in net assets	19,520,451	(50,939,349)

Net assets:
Beginning of period/year	1,434,314,481	1,485,253,830

End of period/year	$1,453,834,932	$1,434,314,481

Undistributed (distributions in excess of) net investment income (loss)	$34,550,115	$27,865,442

Capital share transactions - shares:
Shares issued:
Initial Class	875,059	3,245,430
Service Class	1,518,141	4,138,206

	2,393,200	7,383,636

Shares reinvested:
Initial Class	—	1,181,996
Service Class	—	4,737,649

	—	5,919,645

Shares redeemed:
Initial Class	(2,738,621)	(6,516,181)
Service Class	(6,475,776)	(12,157,490)

	(9,214,397)	(18,673,671)

Net increase (decrease) in shares outstanding:
Initial Class	(1,863,562)	(2,088,755)
Service Class	(4,957,635)	(3,281,635)

	(6,821,197)	(5,370,390)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Conservative VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$10.18		$10.15		$11.05	$11.30	$10.69	$10.27

Investment operations:
Net investment income (loss) (A) (B)	0.06		0.21	(C)	0.21	0.23	0.28	0.33
Net realized and unrealized gain (loss)	0.61		0.26		(0.42)	0.02	0.70	0.43

Total investment operations	0.67		0.47		(0.21)	0.25	0.98	0.76

Dividends and/or distributions to shareholders:
Net investment income	—		(0.21)		(0.25)	(0.31)	(0.35)	(0.34)
Net realized gains	—		(0.23)		(0.44)	(0.19)	(0.02)	—

Total dividends and/or distributions to shareholders	—		(0.44)		(0.69)	(0.50)	(0.37)	(0.34)

Net asset value, end of period/year	$10.85		$10.18		$10.15	$11.05	$11.30	$10.69

Total return (D)	6.58	%(E)	4.62%		(1.96)%	2.19%	9.36%	7.46%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$270,312		$272,589		$293,085	$366,775	$429,007	$492,855
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.15	%(G)	0.14%		0.14%	0.15%	0.15%	0.14%
Including waiver and/or reimbursement and recapture	0.15	%(G)(H)	0.13	%(C)	0.14%	0.15%	0.15%	0.14%
Net investment income (loss) to average net assets (B)	1.13	%(G)	2.09	%(C)	1.89%	2.05%	2.54%	3.08%
Portfolio turnover rate (I)	6	%(E)	68%		51%	34%	33%	67%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the underlying funds in which the Portfolio invests.
(G)	Annualized.
(H)	Waiver and/or reimbursement rounds to less than 0.01%.
(I)	Does not include portfolio activity of the underlying funds in which the Portfolio invests.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$10.07		$10.05		$10.94	$11.19	$10.59	$10.18

Investment operations:
Net investment income (loss) (A) (B)	0.05		0.19	(C)	0.18	0.20	0.26	0.31
Net realized and unrealized gain (loss)	0.60		0.24		(0.41)	0.02	0.68	0.42

Total investment operations	0.65		0.43		(0.23)	0.22	0.94	0.73

Dividends and/or distributions to shareholders:
Net investment income	—		(0.18)		(0.22)	(0.28)	(0.32)	(0.32)
Net realized gains	—		(0.23)		(0.44)	(0.19)	(0.02)	—

Total dividends and/or distributions to shareholders	—		(0.41)		(0.66)	(0.47)	(0.34)	(0.32)

Net asset value, end of period/year	$10.72		$10.07		$10.05	$10.94	$11.19	$10.59

Total return (D)	6.45	%(E)	4.30%		(2.14)%	1.95%	9.09%	7.20%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,183,523		$1,161,725		$1,192,169	$1,263,360	$1,305,606	$1,324,891
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.40	%(G)	0.39%		0.39%	0.40%	0.40%	0.39%
Including waiver and/or reimbursement and recapture	0.40	%(G)(H)	0.38	%(C)	0.39%	0.40%	0.40%	0.39%
Net investment income (loss) to average net assets (B)	0.89	%(G)	1.86	%(C)	1.69%	1.84%	2.35%	2.93%
Portfolio turnover rate (I)	6	%(E)	68%		51%	34%	33%	67%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the underlying funds in which the Portfolio invests.
(G)	Annualized.
(H)	Waiver and/or reimbursement rounds to less than 0.01%.
(I)	Does not include portfolio activity of the underlying funds in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2017

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Asset Allocation – Conservative VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the NAV of the underlying portfolios. These investments are actively traded and no valuation adjustments are applied. Investment companies are categorized in Level 1 of the fair value hierarchy.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to each other as well as to other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of June 30, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2017.

Repurchase agreements at June 30, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of June 30, 2017.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized appreciation on futures contracts (A) (B)	$308,909	$427,696	$781,169	$—	$—	$1,517,774
Total	$308,909	$427,696	$781,169	$—	$—	$1,517,774

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized depreciation on futures contracts (A) (B)	$—	$—	$(1,112,435)	$—	$—	$(1,112,435)
Total	$—	$—	$(1,112,435)	$—	$—	$(1,112,435)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within cumulative appreciation (depreciation) on futures contracts as reported within the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of June 30, 2017.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(747,577)	$633,667	$3,899,804	$—	$—	$3,785,894
Total	$(747,577)	$633,667	$3,899,804	$—	$—	$3,785,894

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(553,310)	$427,696	$2,231,388	$—	$—	$2,105,774
Total	$(553,310)	$427,696	$2,231,388	$—	$—	$2,105,774

The following is a summary of the ending monthly average volume on derivative activity during the period ended June 30, 2017.

Futures Contracts at Notional Amount
Long	Short
22,968,043	(103,750,871)

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

For the period ended June 30, 2017, the Portfolio’s transactions in and earnings from investments in affiliates of TAM are as follows:

Affiliated Investments	Value December 31, 2016	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value June 30, 2017	Dividend Income	Net Capital Gain Distributions
Transamerica Core Bond	$94,787,529	$63,787,083	$—		$—	$715,401	$159,290,013	$1,500,037	$—
Transamerica Developing Markets Equity	42,246,560	—	(5,367,279)		800,027	6,541,881	44,221,189	—	—
Transamerica Floating Rate	7,549,435	154,496	(0	)(A)	(1)	(7,824)	7,696,106	154,496	—
Transamerica High Yield Bond	89,451,372	2,576,954	(10,945,806)		(263,163)	2,338,257	83,157,614	2,576,954	—
Transamerica Intermediate Bond	354,353,758	4,082,752	—		—	5,685,683	364,122,193	4,082,752	—
Transamerica International Equity	82,953,196	—	(8,937,584)		(425,703)	11,083,208	84,673,117	—	—
Transamerica International Equity Opportunities	44,355,151	—	(7,975,490)		133,463	7,258,870	43,771,994	—	—

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Affiliated Investments	Value December 31, 2016	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value June 30, 2017		Dividend Income	Net Capital Gain Distributions
Transamerica International Small Cap Value	$21,098,052	$—	$(2,160,354)		$183,203	$2,916,223	$22,037,124		$—	$—
Transamerica Jennison Growth VP	31,948,560	—	(2,161,794)		167,676	5,212,897	35,167,339		—	—
Transamerica JPMorgan Core Bond VP	53,845,390	—	(55,120,898)		1,000,498	275,010	—	(B)	—	—
Transamerica JPMorgan Enhanced Index VP	142,253,248	—	(6,636,189)		668,434	11,846,929	148,132,422		—	—
Transamerica JPMorgan Mid Cap Value VP	23,575,009	—	—		—	1,458,248	25,033,257		—	—
Transamerica Large Cap Value	64,239,449	530,709	(2,304,379)		189,571	2,683,333	65,338,683		530,708	—
Transamerica Mid Cap Value Opportunities	23,588,329	—	—		—	1,640,927	25,229,256		—	—
Transamerica PIMCO Total Return VP	234,206,571	—	—		—	7,575,414	241,781,985		—	—
Transamerica T. Rowe Price Small Cap VP	31,156,645	—	(2,166,561)		208,753	3,060,929	32,259,766		—	—
Transamerica Unconstrained Bond	21,114,649	330,891	(0	)(A)	(1)	534,447	21,979,986		330,891	—
Transamerica WMC US Growth VP	33,189,114	—	(5,340,431)		253,897	4,341,024	32,443,604		—	—

Total	$1,395,912,017	$71,462,885	$(109,116,765)		$2,916,654	$75,160,857	$1,436,335,648		$9,175,838	$—

(A)	Rounds to less than $(1).
(B)	No longer held at period end.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate (A)
First $10 billion	0.1225%
Over $10 billion	0.1025%

(A)	TAM has voluntarily agreed to waive a portion of its management fee. These amounts are not subject to recapture by TAM in future years.

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs including the investment management fee but excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective March 1, 2017
Initial Class	0.25%	May 1, 2018
Service Class	0.50%	May 1, 2018
Prior to March 1, 2017
Portfolio Level (A)	0.25%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees for all applicable share classes.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the period ended June 30, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of June 30, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. For the period ended June 30, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the period ended June 30, 2017.

7. PRINCIPAL OWNERSHIP

As of June 30, 2017, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

7. PRINCIPAL OWNERSHIP (continued)

redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	3	94.26%	94.26%
Service Class	1	88.04%	88.04%

8. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 62,287,046	$ 17,342,052	$ 109,116,765	$ 9,683,846

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

10. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implication, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Conservative VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 7-8, 2017, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica Asset Allocation – Conservative VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and J.P. Morgan Investment Management, Inc. (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2018.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Services, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed continuation of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmarks, in each case for various trailing periods ended December 31, 2016.

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Conservative VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

specific date, and that consideration of performance data for a different period could generate different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Initial Class Shares of the Portfolio was below the median for its peer universe for the past 1-, 3-, 5- and 10-year periods. The Board also noted that the performance of Initial Class Shares of the Portfolio was above its primary benchmark for the past 1- and 5-year periods and below its primary benchmark for the past 3- and 10-year periods. The Board noted that the Portfolio’s sub-adviser had commenced subadvising the Portfolio on July 1, 2016 pursuant to its current investment strategies. The Trustees observed that the performance of the Portfolio had improved during the first quarter of 2017.

Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Initial Class Shares of the Portfolio were in line with the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM had not made material changes to this methodology, which had been applied consistently for the Portfolio.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints, if

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Conservative VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

any, and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through its undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio and that TAM believes that the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2017, and held for the entire period until June 30, 2017.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,121.60	$0.84	$1,024.00	$0.80	0.16%
Service Class	1,000.00	1,120.80	2.16	1,022.80	2.06	0.41

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios (as disclosed in the table) do not include the expenses of the underlying funds in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Growth VP

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2017

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	52.7%
International Equity Funds	34.8
U.S. Alternative Fund	3.8
U.S. Fixed Income Fund	2.9
International Alternative Fund	2.9
Repurchase Agreement	2.0
U.S. Government Obligation	0.9
Net Other Assets (Liabilities) ^	(0.0)*
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Growth VP

SCHEDULE OF INVESTMENTS

At June 30, 2017

(unaudited)

	Shares	Value
INVESTMENT COMPANIES - 97.1%
International Alternative Fund - 2.9%
Transamerica Unconstrained Bond (A)	2,794,306	$ 28,334,260

International Equity Funds - 34.8%
Transamerica Developing Markets Equity (A)	8,000,810	88,248,935
Transamerica International Equity (A)	6,288,895	117,350,778
Transamerica International Equity Opportunities (A)	11,676,124	99,130,295
Transamerica International Small Cap Value (A)	2,481,577	31,838,630

		336,568,638

U.S. Alternative Fund - 3.8%
Transamerica Clarion Global Real Estate Securities VP (B)	2,879,185	37,026,316

U.S. Equity Funds - 52.7%
Transamerica Janus Mid-Cap Growth VP (B)	466,194	13,528,946
Transamerica Jennison Growth VP (B)	8,274,742	85,478,083
Transamerica JPMorgan Enhanced Index VP (B)	4,286,679	85,819,306
Transamerica JPMorgan Mid Cap Value VP (B)	400,318	8,246,558
Transamerica Large Cap Value (A)	11,756,663	154,717,689
Transamerica Mid Cap Growth (A)	855,514	11,746,209
Transamerica Mid Cap Value Opportunities (A)	1,446,862	17,796,407
Transamerica Small Cap Value (A)	1,714,145	19,678,382
Transamerica Small Company Growth Liquidating Trust (C) (D) (E) (F) (G)	3,075	1,909
Transamerica T. Rowe Price Small Cap VP (B)	1,929,069	29,032,485

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Equity Funds (continued)
Transamerica WMC US Growth VP (B)	3,131,920	$ 83,778,848

		509,824,822

U.S. Fixed Income Fund - 2.9%
Transamerica High Yield Bond (A)	3,009,217	28,346,827

Total Investment Companies (Cost $848,042,746)		940,100,863

	Principal	Value
U.S. GOVERNMENT OBLIGATION - 0.9%
U.S. Treasury - 0.9%
U.S. Treasury Note 0.75%, 01/31/2018 (H)	$ 8,870,000	8,848,109

Total U.S. Government Obligation (Cost $8,858,081)		8,848,109

REPURCHASE AGREEMENT - 2.0%
State Street Bank & Trust Co. 0.12% (I), dated 06/30/2017, to be repurchased at $19,636,325 on 07/03/2017. Collateralized by a U.S. Government Obligation, 1.13%, due 07/31/2021, and with a value of $20,032,024.	19,636,129	19,636,129

Total Repurchase Agreement (Cost $19,636,129)		19,636,129

Total Investments (Cost $876,536,956) (J)		968,585,101
Net Other Assets (Liabilities) - (0.0)% (K)		(104,831)

Net Assets - 100.0%		$ 968,480,270

FUTURES CONTRACTS:
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	Short	(226)	09/29/2017	$66,932	$—
EUR Currency	Long	107	09/18/2017	286,022	—
EURO STOXX 50® Index	Long	365	09/15/2017	—	(472,662)
FTSE 100 Index	Short	(103)	09/15/2017	248,562	—
MSCI EAFE Mini Index	Long	51	09/15/2017	17,619	—
MSCI Emerging Markets Mini Index	Long	389	09/15/2017	184,730	—
Russell 2000® Mini Index	Long	464	09/15/2017	—	(128,209)
S&P 500® E-Mini	Long	585	09/15/2017	—	(220,120)
S&P/ASX 200 Index	Long	90	09/21/2017	—	(125,288)
TOPIX Index	Long	134	09/07/2017	80,765	—

Total				$884,630	$(946,279)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

SECURITY VALUATION:

Valuation Inputs (L)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$940,098,954	$—	$—	$940,098,954
U.S. Government Obligation	—	8,848,109	—	8,848,109
Repurchase Agreement	—	19,636,129	—	19,636,129

Total	$940,098,954	$28,484,238	$—	$968,583,192

Investment Companies Measured at Net Asset Value (M)				1,909

Total Investments				$968,585,101

Other Financial Instruments
Futures Contracts (N)	$884,630	$—	$—	$884,630

Total Other Financial Instruments	$884,630	$—	$—	$884,630

LIABILITIES
Other Financial Instruments
Futures Contracts (N)	$(946,279)	$—	$—	$(946,279)

Total Other Financial Instruments	$(946,279)	$—	$—	$(946,279)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Investment in the Class I2 shares of the affiliated series of Transamerica Funds.
(B)	Investment in the Initial Class shares of the affiliated portfolio of Transamerica Series Trust.
(C)	Non-income producing security.
(D)	Investment in an affiliated company of Transamerica Asset Management, Inc.
(E)	Fair valued as determined in good faith in accordance with procedures established by the Board. At June 30, 2017, value of the security is $1,909, representing less than 0.1% of the Portfolio’s net assets.
(F)	Illiquid security. At June 30, 2017, the value of such securities amounted to $1,909 or less than 0.1% of the Portfolio’s net assets.
(G)	Restricted security. At June 30, 2017, the value of such security held by the Portfolio is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Small Company Growth Liquidating Trust	10/26/2012	$30,750	$1,909	0.0	%(K)

(H)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The value of the security segregated as collateral to cover margin requirements for open futures contracts is $8,848,109.
(I)	Rate disclosed reflects the yield at June 30, 2017.
(J)	Aggregate cost for federal income tax purposes is $876,536,956. Aggregate gross unrealized appreciation and depreciation for all securities is $93,476,827 and $1,428,682, respectively. Net unrealized appreciation for tax purposes is $92,048,145.
(K)	Percentage rounds to less than 0.1% or (0.1)%.
(L)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended June 30, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(M)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the Schedule of Investments.
(N)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

CURRENCY ABBREVIATION:

EUR	Euro

PORTFOLIO ABBREVIATIONS:

ASX	Australian Securities Exchange
EAFE	Europe, Australasia and Far East
FTSE	Financial Times Stock Exchange
STOXX	Deutsche Börse Group & SIX Group Index
TOPIX	Tokyo Price Index

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2017

(unaudited)

Assets:
Affiliated investments, at value (cost $848,042,746)	$940,100,863
Unaffiliated investments, at value (cost $8,858,081)	8,848,109
Repurchase agreement, at value (cost $19,636,129)	19,636,129
Receivables and other assets:
Shares of beneficial interest sold	5,233
Interest	27,815
Dividends	198,234
Variation margin receivable	656,597
Prepaid expenses	3,582

Total assets	969,476,562

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	555,811
Affiliated investments purchased	198,234
Investment management fees	98,312
Distribution and service fees	57,315
Transfer agent costs	3,173
Trustees, CCO and deferred compensation fees	3,092
Audit and tax fees	14,056
Custody fees	2,554
Legal fees	5,850
Printing and shareholder reports fees	51,090
Other	6,805

Total liabilities	996,292

Net assets	$968,480,270

Net assets consist of:
Capital stock ($0.01 par value)	$762,564
Additional paid-in capital	828,167,676
Undistributed (distributions in excess of) net investment income (loss)	14,710,738
Accumulated net realized gain (loss)	32,870,468
Net unrealized appreciation (depreciation) on:
Affiliated investments	92,058,117
Unaffiliated investments	(9,972)
Futures contracts	(61,649)
Translation of assets and liabilities denominated in foreign currencies	(17,672)

Net assets	$968,480,270

Net assets by class:
Initial Class	$692,419,921
Service Class	276,060,349

Shares outstanding:
Initial Class	54,375,374
Service Class	21,880,989

Net asset value and offering price per share:
Initial Class	$12.73
Service Class	12.62

STATEMENT OF OPERATIONS

For the period ended June 30, 2017

(unaudited)

Investment Income:
Dividend income from affiliated investments	$2,294,733
Interest income from unaffiliated investments	36,804

Total investment income	2,331,537

Expenses:
Investment management fees	571,254
Distribution and service fees:
Service Class	329,833
Transfer agent costs	6,443
Trustees, CCO and deferred compensation fees	11,173
Audit and tax fees	14,608
Custody fees	49,461
Legal fees	24,890
Printing and shareholder reports fees	23,563
Registration fees	13,166
Other	10,032

Total expenses before waiver and/or reimbursement and recapture	1,054,423

Expenses waived and/or reimbursed:
Initial Class	(7)
Service Class	(2)

Net expenses	1,054,414

Net investment income (loss)	1,277,123

Net realized gain (loss) on:
Affiliated investments	5,644,742
Unaffiliated investments	(2,893)
Futures contracts	6,657,376
Foreign currency transactions	4,199

Net realized gain (loss)	12,303,424

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	91,725,355
Unaffiliated investments	(8,273)
Futures contracts	1,605,092
Translation of assets and liabilities denominated in foreign currencies	10,494

Net change in unrealized appreciation (depreciation)	93,332,668

Net realized and change in unrealized gain (loss)	105,636,092

Net increase (decrease) in net assets resulting from operations	$106,913,215

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2017 (unaudited)	December 31, 2016
From operations:
Net investment income (loss)	$1,277,123	$13,473,744
Net realized gain (loss)	12,303,424	30,452,163
Net change in unrealized appreciation (depreciation)	93,332,668	5,554,267

Net increase (decrease) in net assets resulting from operations	106,913,215	49,480,174

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	—	(14,012,976)
Service Class	—	(4,751,861)

Total dividends and/or distributions from net investment income	—	(18,764,837)

Capital share transactions:
Proceeds from shares sold:
Initial Class	10,671,678	13,453,811
Service Class	14,812,836	17,099,683

	25,484,514	30,553,494

Dividends and/or distributions reinvested:
Initial Class	—	14,012,976
Service Class	—	4,751,861

	—	18,764,837

Cost of shares redeemed:
Initial Class	(36,455,783)	(80,805,675)
Service Class	(18,359,511)	(50,608,660)

	(54,815,294)	(131,414,335)

Net increase (decrease) in net assets resulting from capital share transactions	(29,330,780)	(82,096,004)

Net increase (decrease) in net assets	77,582,435	(51,380,667)

Net assets:
Beginning of period/year	890,897,835	942,278,502

End of period/year	$968,480,270	$890,897,835

Undistributed (distributions in excess of) net investment income (loss)	$14,710,738	$13,433,615

Capital share transactions - shares:
Shares issued:
Initial Class	883,458	1,235,829
Service Class	1,226,335	1,577,046

	2,109,793	2,812,875

Shares reinvested:
Initial Class	—	1,240,086
Service Class	—	423,517

	—	1,663,603

Shares redeemed:
Initial Class	(2,998,295)	(7,419,986)
Service Class	(1,511,102)	(4,806,973)

	(4,509,397)	(12,226,959)

Net increase (decrease) in shares outstanding:
Initial Class	(2,114,837)	(4,944,071)
Service Class	(284,767)	(2,806,410)

	(2,399,604)	(7,750,481)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$11.35		$10.93		$11.34	$11.30	$9.02	$8.12

Investment operations:
Net investment income (loss) (A) (B)	0.02		0.17	(C)	0.21	0.17	0.26	0.12
Net realized and unrealized gain (loss)	1.36		0.49		(0.43)	0.14	2.14	0.90

Total investment operations	1.38		0.66		(0.22)	0.31	2.40	1.02

Dividends and/or distributions to shareholders:
Net investment income	—		(0.24)		(0.19)	(0.27)	(0.12)	(0.12)

Net asset value, end of period/year	$12.73		$11.35		$10.93	$11.34	$11.30	$9.02

Total return (D)	12.16	%(E)	6.08%		(1.93)%	2.73%	26.81%	12.60%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$692,420		$641,284		$671,549	$830,809	$882,269	$711,850
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.16	%(G)	0.15%		0.14%	0.15%	0.15%	0.15%
Including waiver and/or reimbursement and recapture	0.16	%(G)(H)	0.14	%(C)	0.14%	0.15%	0.15%	0.15%
Net investment income (loss) to average net assets (B)	0.34	%(G)	1.58	%(C)	1.82%	1.48%	2.56%	1.34%
Portfolio turnover rate (I)	5	%(E)	93%		51%	64%	20%	63%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the underlying funds in which the Portfolio invests.
(G)	Annualized.
(H)	Waiver and/or reimbursement rounds to less than 0.01%.
(I)	Does not include portfolio activity of the underlying funds in which the Portfolio invests.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$11.26		$10.84		$11.24	$11.21	$8.96	$8.06

Investment operations:
Net investment income (loss) (A) (B)	0.01		0.14	(C)	0.19	0.14	0.23	0.10
Net realized and unrealized gain (loss)	1.35		0.49		(0.43)	0.13	2.12	0.90

Total investment operations	1.36		0.63		(0.24)	0.27	2.35	1.00

Dividends and/or distributions to shareholders:
Net investment income	—		(0.21)		(0.16)	(0.24)	(0.10)	(0.10)

Net asset value, end of period/year	$12.62		$11.26		$10.84	$11.24	$11.21	$8.96

Total return (D)	12.08	%(E)	5.82%		(2.12)%	2.44%	26.39%	12.39%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$276,060		$249,614		$270,730	$300,247	$298,714	$226,019
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.41	%(G)	0.40%		0.39%	0.40%	0.40%	0.40%
Including waiver and/or reimbursement and recapture	0.41	%(G)(H)	0.39	%(C)	0.39%	0.40%	0.40%	0.40%
Net investment income (loss) to average net assets (B)	0.10	%(G)	1.33	%(C)	1.63%	1.26%	2.32%	1.12%
Portfolio turnover rate (I)	5	%(E)	93%		51%	64%	20%	63%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the underlying funds in which the Portfolio invests.
(G)	Annualized.
(H)	Waiver and/or reimbursement rounds to less than 0.01%.
(I)	Does not include portfolio activity of the underlying funds in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2017

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. Transamerica Asset Allocation – Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the NAV of the underlying portfolios. These investments are actively traded and no valuation adjustments are applied. Investment companies are categorized in Level 1 of the fair value hierarchy.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee under the supervision of the Portfolio’s Board. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at June 30, 2017, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to each other as well as to other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of June 30, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2017.

Repurchase agreements at June 30, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at June 30, 2017, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of June 30, 2017.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized appreciation on futures contracts (A) (B)	$66,932	$286,022	$531,676	$—	$—	$884,630
Total	$66,932	$286,022	$531,676	$—	$—	$884,630

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized depreciation on futures contracts (A) (B)	$—	$—	$(946,279)	$—	$—	$(946,279)
Total	$—	$—	$(946,279)	$—	$—	$(946,279)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within cumulative appreciation (depreciation) on futures contracts as reported within the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of June 30, 2017.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(176,110)	$423,775	$6,409,711	$—	$—	$6,657,376
Total	$(176,110)	$423,775	$6,409,711	$—	$—	$6,657,376

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(17,932)	$286,022	$1,337,002	$—	$—	$1,605,092
Total	$(17,932)	$286,022	$1,337,002	$—	$—	$1,605,092

The following is a summary of the ending monthly average volume on derivative activity during the period ended June 30, 2017.

Futures Contracts at Notional Amount
Long	Short
5,271,679	(20,660,698)

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

All of the Portfolio holdings in investment companies are considered affiliated. Interest, dividends, realized and unrealized gains (losses) are broken out within the Statement of Operations.

For the period ended June 30, 2017, the Portfolio’s transactions in and earnings from investments in affiliates of TAM are as follows:

Affiliated Investments	Value December 31, 2016	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value June 30, 2017	Dividend Income	Net Capital Gain Distributions
Transamerica Clarion Global Real Estate Securities VP	$54,148,356	$—	$(18,649,756)		$(1,391,762)	$2,919,478	$37,026,316	$—	$—
Transamerica Developing Markets Equity	76,972,101	—	(2,443,074)		468,652	13,251,256	88,248,935	—	—
Transamerica High Yield Bond	26,937,299	791,603	(0	)(A)	(4)	617,929	28,346,827	791,603	—
Transamerica International Equity	108,254,860	—	(5,424,300)		(331,903)	14,852,121	117,350,778	—	—
Transamerica International Equity Opportunities	90,949,093	2,518,740	(10,004,274)		50,992	15,615,744	99,130,295	—	—
Transamerica International Small Cap Value	27,570,317	—	—		—	4,268,313	31,838,630	—	—
Transamerica Janus Mid-Cap Growth VP	20,530,323	—	(9,338,206)		1,430,786	906,043	13,528,946	—	—
Transamerica Jennison Growth VP	75,565,589	—	(2,985,176)		1,342,705	11,554,965	85,478,083	—	—
Transamerica JPMorgan Enhanced Index VP	89,731,399	—	(11,660,843)		1,216,224	6,532,526	85,819,306	—	—
Transamerica JPMorgan Mid Cap Value VP	16,703,590	—	(9,338,216)		2,247,222	(1,366,038)	8,246,558	—	—
Transamerica Large Cap Value	141,314,480	6,890,373	—		—	6,512,836	154,717,689	1,238,813	—
Transamerica Mid Cap Growth	10,616,930	—	—		—	1,129,279	11,746,209	—	—
Transamerica Mid Cap Value Opportunities	16,638,917	—	—		—	1,157,490	17,796,407	—	—
Transamerica Small Cap Value	19,215,563	—	—		—	462,819	19,678,382	—	—
Transamerica Small Company Growth Liquidating Trust	1,909	—	—		—	—	1,909	—	—
Transamerica T. Rowe Price Small Cap VP	28,498,987	—	(2,400,533)		532,519	2,401,512	29,032,485	—	—
Transamerica Unconstrained Bond	—	28,278,955	(0	)(A)	(1)	55,306	28,334,260	264,317	—
Transamerica WMC US Growth VP	74,526,642	—	(1,680,882)		79,312	10,853,776	83,778,848	—	—

Total	$878,176,355	$38,479,671	$(73,925,260)		$5,644,742	$91,725,355	$940,100,863	$2,294,733	$—

(A)	Rounds to less than $(1).

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate (A)
First $10 billion	0.1225%
Over $10 billion	0.1025%

(A)	TAM has voluntarily agreed to waive a portion of its management fee. These amounts are not subject to recapture by TAM in future years.

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs including the investment management fee but excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.25%	May 1, 2018
Service Class	0.50%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.25%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees for all applicable share classes.

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the period ended June 30, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of June 30, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. For the period ended June 30, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the period ended June 30, 2017.

8. PRINCIPAL OWNERSHIP

As of June 30, 2017, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	3	92.70%	92.70%
Service Class	2	90.47%	90.47%

9. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 36,184,937	$ 8,285,343	$ 73,925,259	$ 1,277,728

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

11. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implication, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Growth VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 7-8, 2017, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica Asset Allocation – Growth VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and J.P. Morgan Investment Management, Inc. (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2018.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Services, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed continuation of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmark, in each case for various trailing periods ended December 31, 2016.

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate different performance results. The

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Growth VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Initial Class Shares of the Portfolio was below the median for its peer universe for the past 1-, 3-, 5- and 10-year periods. The Board also noted that the performance of Initial Class Shares of the Portfolio was below its benchmark for the past 1-, 3-, 5- and 10-year periods. The Board noted that the Portfolio’s sub-adviser had commenced subadvising the Portfolio on July 1, 2016 pursuant to its current investment strategies. The Trustees observed that the performance of the Portfolio had improved during the first quarter of 2017.

Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Initial Class Shares of the Portfolio were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM had not made material changes to this methodology, which had been applied consistently for the Portfolio.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through its undertakings to limit

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Growth VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio and that TAM believes that the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Moderate Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2017, and held for the entire period until June 30, 2017.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,096.40	$0.78	$1,024.10	$0.75	0.15%
Service Class	1,000.00	1,095.10	2.08	1,022.80	2.01	0.40

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios (as disclosed in the table) do not include the expenses of the underlying funds in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2017

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	45.0%
International Equity Funds	24.5
U.S. Fixed Income Funds	18.2
U.S. Mixed Allocation Fund	5.8
U.S. Alternative Fund	2.9
International Alternative Funds	1.5
Repurchase Agreement	1.5
U.S. Government Obligation	0.7
Net Other Assets (Liabilities) ^	(0.1)
Total	100.0%

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Moderate Growth VP

SCHEDULE OF INVESTMENTS

At June 30, 2017

(unaudited)

	Shares	Value
INVESTMENT COMPANIES - 97.9%
International Alternative Funds - 1.5%
Transamerica Global Allocation Liquidating Trust (A) (B) (C) (D) (E)	70,452	$ 412,975
Transamerica Unconstrained Bond (F)	7,509,079	76,142,064

		76,555,039

International Equity Funds - 24.5%
Transamerica Developing Markets Equity (F)	23,344,484	257,489,655
Transamerica International Equity (F)	26,280,634	490,396,629
Transamerica International Equity Opportunities (F)	42,425,958	360,196,382
Transamerica International Small Cap Value (F)	10,456,086	134,151,577

		1,242,234,243

U.S. Alternative Fund - 2.9%
Transamerica Clarion Global Real Estate Securities VP (G)	11,553,962	148,583,951

U.S. Equity Funds - 45.0%
Transamerica Janus Mid-Cap Growth VP (G)	3,103,032	90,049,975
Transamerica Jennison Growth VP (G)	24,421,435	252,273,428
Transamerica JPMorgan Enhanced Index VP (G)	37,788,252	756,520,806
Transamerica JPMorgan Mid Cap Value VP (G)	3,890,077	80,135,594
Transamerica Large Cap Value (F)	36,478,131	480,052,210
Transamerica Mid Cap Growth (F)	5,839,485	80,176,135
Transamerica Mid Cap Value Opportunities (F)	6,560,679	80,696,350
Transamerica Small Cap Value (F)	6,667,601	76,544,057
Transamerica Small Company Growth Liquidating Trust (A) (B) (C) (D) (E)	16,244	10,087
Transamerica T. Rowe Price Small Cap VP (G)	9,171,823	138,035,938
Transamerica WMC US Growth VP (G)	9,240,133	247,173,562

		2,281,668,142

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 18.2%
Transamerica Core Bond (F)	16,504,856	$ 164,553,413
Transamerica Floating Rate (F)	17,865,193	178,115,977
Transamerica High Yield Bond (F)	27,874,057	262,573,613
Transamerica Intermediate Bond (F)	31,165,578	317,265,581

		922,508,584

U.S. Mixed Allocation Fund - 5.8%
Transamerica PIMCO Total Return VP (G)	25,421,031	292,087,647

Total Investment Companies (Cost $4,539,171,316)		4,963,637,606

	Principal	Value
U.S. GOVERNMENT OBLIGATION - 0.7%
U.S. Treasury - 0.7%
U.S. Treasury Note 0.75%, 01/31/2018 (H)	$ 37,038,000	36,946,590

Total U.S. Government Obligation (Cost $36,985,952)		36,946,590

REPURCHASE AGREEMENT - 1.5%
State Street Bank & Trust Co. 0.12% (I), dated 06/30/2017, to be repurchased at $74,177,353 on 07/03/2017. Collateralized by U.S. Government Obligations, 1.13% - 2.25%, due 07/31/2021, and with a total value of $75,662,749.	74,176,612	74,176,612

Total Repurchase Agreement (Cost $74,176,612)		74,176,612

Total Investments (Cost $4,650,333,880) (J)		5,074,760,808
Net Other Assets (Liabilities) - (0.1)%		(2,697,522)

Net Assets - 100.0%		$ 5,072,063,286

FUTURES CONTRACTS:
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	Short	(4,154)	09/29/2017	$1,178,626	$—
EUR Currency	Long	557	09/18/2017	1,488,917	—
EURO STOXX 50® Index	Long	1,907	09/15/2017	—	(2,469,484)
FTSE 100 Index	Short	(544)	09/15/2017	1,312,782	—
MSCI EAFE Mini Index	Long	118	09/15/2017	40,761	—
MSCI Emerging Markets Mini Index	Long	1,933	09/15/2017	917,944	—
Russell 2000® Mini Index	Long	352	09/15/2017	—	(96,793)
S&P 500® E-Mini	Long	2,657	09/15/2017	—	(999,754)
S&P/ASX 200 Index	Long	469	09/21/2017	—	(648,464)
TOPIX Index	Long	700	09/07/2017	425,872	—
U.S. Treasury Bond	Long	342	09/20/2017	859,557	—

Total				$6,224,459	$(4,214,495)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Moderate Growth VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

SECURITY VALUATION:

Valuation Inputs (K)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$4,963,214,544	$—	$—	$4,963,214,544
U.S. Government Obligation	—	36,946,590	—	36,946,590
Repurchase Agreement	—	74,176,612	—	74,176,612

Total	$4,963,214,544	$111,123,202	$—	$5,074,337,746

Investment Companies Measured at Net Asset Value (L)				423,062

Total Investments				$5,074,760,808

Other Financial Instruments
Futures Contracts (M)	$6,224,459	$—	$—	$6,224,459

Total Other Financial Instruments	$6,224,459	$—	$—	$6,224,459

LIABILITIES
Other Financial Instruments
Futures Contracts (M)	$(4,214,495)	$—	$—	$(4,214,495)

Total Other Financial Instruments	$(4,214,495)	$—	$—	$(4,214,495)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Investment in an affiliated company of Transamerica Asset Management, Inc.
(C)	Fair valued as determined in good faith in accordance with procedures established by the Board. At June 30, 2017, total value of securities is $423,062, representing less than 0.1% of the Portfolio’s net assets.
(D)	Illiquid security. At June 30, 2017, the value of such securities amounted to $423,062 or less than 0.1% of the Portfolio’s net assets.
(E)	Restricted securities. At June 30, 2017, the value of such securities held by the Portfolio are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$724,839	$412,975	0.0	%(N)

Investment Companies	Transamerica Small Company Growth Liquidating Trust	10/26/2012	162,437	10,087	0.0	(N)

Total			$887,276	$423,062	0.0	%(N)

(F)	Investment in the Class I2 shares of the affiliated series of Transamerica Funds.
(G)	Investment in the Initial Class shares of the affiliated portfolio of Transamerica Series Trust.
(H)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The value of the security segregated as collateral to cover margin requirements for open futures contracts is $35,824,367.
(I)	Rate disclosed reflects the yield at June 30, 2017.
(J)	Aggregate cost for federal income tax purposes is $4,650,333,880. Aggregate gross unrealized appreciation and depreciation for all securities is $431,699,900 and $7,272,972, respectively. Net unrealized appreciation for tax purposes is $424,426,928.
(K)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended June 30, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(L)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the Schedule of Investments.
(M)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).
(N)	Percentage rounds to less than 0.1% or (0.1)%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Moderate Growth VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

CURRENCY ABBREVIATION:

EUR	Euro

PORTFOLIO ABBREVIATIONS:

ASX	Australian Securities Exchange
EAFE	Europe, Australasia and Far East
FTSE	Financial Times Stock Exchange
STOXX	Deutsche Börse Group & SIX Group Index
TOPIX	Tokyo Price Index

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Moderate Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2017

(unaudited)

Assets:
Affiliated investments, at value (cost $4,539,171,316)	$4,963,637,606
Unaffiliated investments, at value (cost $36,985,952)	36,946,590
Repurchase agreement, at value (cost $74,176,612)	74,176,612
Receivables and other assets:
Shares of beneficial interest sold	247,745
Interest	116,119
Dividends	1,984,097
Prepaid expenses	18,687

Total assets	5,077,127,456

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	1,284,807
Affiliated investments purchased	1,984,098
Investment management fees	513,268
Distribution and service fees	840,434
Transfer agent costs	16,737
Trustees, CCO and deferred compensation fees	16,432
Audit and tax fees	44,458
Custody fees	5,685
Legal fees	30,776
Printing and shareholder reports fees	148,556
Other	35,961
Variation margin payable	142,958

Total liabilities	5,064,170

Net assets	$5,072,063,286

Net assets consist of:
Capital stock ($0.01 par value)	$3,956,487
Additional paid-in capital	4,344,171,093
Undistributed (distributions in excess of) net investment income (loss)	92,539,524
Accumulated net realized gain (loss)	204,960,367
Net unrealized appreciation (depreciation) on:
Affiliated investments	424,466,290
Unaffiliated investments	(39,362)
Futures contracts	2,009,964
Translation of assets and liabilities denominated in foreign currencies	(1,077)

Net assets	$5,072,063,286

Net assets by class:
Initial Class	$1,003,329,255
Service Class	4,068,734,031

Shares outstanding:
Initial Class	77,388,096
Service Class	318,260,647

Net asset value and offering price per share:
Initial Class	$12.96
Service Class	12.78

STATEMENT OF OPERATIONS

For the period ended June 30, 2017

(unaudited)

Investment Income:
Dividend income from affiliated investments	$21,389,088
Interest income from unaffiliated investments	184,046

Total investment income	21,573,134

Expenses:
Investment management fees	3,009,494
Distribution and service fees:
Service Class	4,916,517
Transfer agent costs	34,194
Trustees, CCO and deferred compensation fees	59,144
Audit and tax fees	47,547
Custody fees	115,912
Legal fees	131,905
Printing and shareholder reports fees	64,271
Registration fees	51,847
Other	53,320

Total expenses before waiver and/or reimbursement and recapture	8,484,151

Expenses waived and/or reimbursed:
Initial Class	(40)
Service Class	(160)

Net expenses	8,483,951

Net investment income (loss)	13,089,183

Net realized gain (loss) on:
Affiliated investments	10,355,735
Unaffiliated investments	118,273
Futures contracts	25,993,294
Foreign currency transactions	(258,260)

Net realized gain (loss)	36,209,042

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	393,768,252
Unaffiliated investments	(30,640)
Futures contracts	8,735,922
Translation of assets and liabilities denominated in foreign currencies	7,371

Net change in unrealized appreciation (depreciation)	402,480,905

Net realized and change in unrealized gain (loss)	438,689,947

Net increase (decrease) in net assets resulting from operations	$451,779,130

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Moderate Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2017 (unaudited)	December 31, 2016
From operations:
Net investment income (loss)	$13,089,183	$80,384,977
Net realized gain (loss)	36,209,042	178,386,114
Net change in unrealized appreciation (depreciation)	402,480,905	26,257,505

Net increase (decrease) in net assets resulting from operations	451,779,130	285,028,596

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	—	(19,534,233)
Service Class	—	(66,768,592)

Total dividends and/or distributions from net investment income	—	(86,302,825)

Net realized gains:
Initial Class	—	(52,537,919)
Service Class	—	(206,973,374)

Total dividends and/or distributions from net realized gains	—	(259,511,293)

Total dividends and/or distributions to shareholders	—	(345,814,118)

Capital share transactions:
Proceeds from shares sold:
Initial Class	12,441,213	27,844,949
Service Class	49,167,104	44,907,406

	61,608,317	72,752,355

Dividends and/or distributions reinvested:
Initial Class	—	72,072,152
Service Class	—	273,741,966

	—	345,814,118

Cost of shares redeemed:
Initial Class	(58,085,580)	(128,100,474)
Service Class	(140,559,700)	(327,410,784)

	(198,645,280)	(455,511,258)

Net increase (decrease) in net assets resulting from capital share transactions	(137,036,963)	(36,944,785)

Net increase (decrease) in net assets	314,742,167	(97,730,307)

Net assets:
Beginning of period/year	4,757,321,119	4,855,051,426

End of period/year	$5,072,063,286	$4,757,321,119

Undistributed (distributions in excess of) net investment income (loss)	$92,539,524	$79,450,341

Capital share transactions - shares:
Shares issued:
Initial Class	996,168	2,359,556
Service Class	4,018,960	3,866,230

	5,015,128	6,225,786

Shares reinvested:
Initial Class	—	6,118,179
Service Class	—	23,517,351

	—	29,635,530

Shares redeemed:
Initial Class	(4,650,164)	(10,870,132)
Service Class	(11,426,245)	(28,019,260)

	(16,076,409)	(38,889,392)

Net increase (decrease) in shares outstanding:
Initial Class	(3,653,996)	(2,392,397)
Service Class	(7,407,285)	(635,679)

	(11,061,281)	(3,028,076)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Moderate Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$11.82		$11.96		$12.74	$12.76	$10.94	$10.14

Investment operations:
Net investment income (loss) (A) (B)	0.05		0.22	(C)	0.23	0.27	0.34	0.26
Net realized and unrealized gain (loss)	1.09		0.56		(0.51)	0.06	1.76	0.81

Total investment operations	1.14		0.78		(0.28)	0.33	2.10	1.07

Dividends and/or distributions to shareholders:
Net investment income	—		(0.25)		(0.29)	(0.35)	(0.28)	(0.27)
Net realized gains	—		(0.67)		(0.21)	—	—	—

Total dividends and/or distributions to shareholders	—		(0.92)		(0.50)	(0.35)	(0.28)	(0.27)

Net asset value, end of period/year	$12.96		$11.82		$11.96	$12.74	$12.76	$10.94

Total return (D)	9.64	%(E)	6.55%		(2.23)%	2.57%	19.38%	10.64%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,003,329		$957,703		$998,156	$1,240,441	$1,340,215	$1,228,709
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.15	%(G)	0.14%		0.14%	0.15%	0.14%	0.14%
Including waiver and/or reimbursement and recapture	0.15	%(G)(H)	0.13	%(C)	0.14%	0.15%	0.14%	0.14%
Net investment income (loss) to average net assets (B)	0.73	%(G)	1.89	%(C)	1.81%	2.09%	2.84%	2.45%
Portfolio turnover rate (I)	2	%(E)	70%		26%	35%	27%	59%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the underlying funds in which the Portfolio invests.
(G)	Annualized.
(H)	Waiver and/or reimbursement rounds to less than 0.01%.
(I)	Does not include portfolio activity of the underlying funds in which the Portfolio invests.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$11.67		$11.82		$12.60	$12.61	$10.82	$10.03

Investment operations:
Net investment income (loss) (A) (B)	0.03		0.19	(C)	0.20	0.23	0.31	0.24
Net realized and unrealized gain (loss)	1.08		0.55		(0.52)	0.08	1.73	0.79

Total investment operations	1.11		0.74		(0.32)	0.31	2.04	1.03

Dividends and/or distributions to shareholders:
Net investment income	—		(0.22)		(0.25)	(0.32)	(0.25)	(0.24)
Net realized gains	—		(0.67)		(0.21)	—	—	—

Total dividends and/or distributions to shareholders	—		(0.89)		(0.46)	(0.32)	(0.25)	(0.24)

Net asset value, end of period/year	$12.78		$11.67		$11.82	$12.60	$12.61	$10.82

Total return (D)	9.51	%(E)	6.25%		(2.52)%	2.45%	19.04%	10.37%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$4,068,734		$3,799,618		$3,856,895	$4,124,411	$4,236,224	$3,576,194
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.40	%(G)	0.39%		0.39%	0.40%	0.39%	0.39%
Including waiver and/or reimbursement and recapture	0.40	%(G)(H)	0.38	%(C)	0.39%	0.40%	0.39%	0.39%
Net investment income (loss) to average net assets (B)	0.48	%(G)	1.66	%(C)	1.62%	1.86%	2.67%	2.24%
Portfolio turnover rate (I)	2	%(E)	70%		26%	35%	27%	59%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the underlying funds in which the Portfolio invests.
(G)	Annualized.
(H)	Waiver and/or reimbursement rounds to less than 0.01%.
(I)	Does not include portfolio activity of the underlying funds in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2017

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Asset Allocation - Moderate Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the NAV of the underlying portfolios. These investments are actively traded and no valuation adjustments are applied. Investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee under the supervision of the Portfolio’s Board. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at June 30, 2017, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to each other as well as to other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of June 30, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2017.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements at June 30, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at June 30, 2017, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of June 30, 2017.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized appreciation on futures contracts (A) (B)	$2,038,183	$1,488,917	$2,697,359	$—	$—	$6,224,459
Total	$2,038,183	$1,488,917	$2,697,359	$—	$—	$6,224,459

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized depreciation on futures contracts (A) (B)	$—	$—	$(4,214,495)	$—	$—	$(4,214,495)
Total	$—	$—	$(4,214,495)	$—	$—	$(4,214,495)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within cumulative appreciation (depreciation) on futures contracts as reported within the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of June 30, 2017.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(2,618,862)	$2,205,977	$26,406,179	$—	$—	$25,993,294
Total	$(2,618,862)	$2,205,977	$26,406,179	$—	$—	$25,993,294

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(528,242)	$1,488,917	$7,775,247	$—	$—	$8,735,922
Total	$(528,242)	$1,488,917	$7,775,247	$—	$—	$8,735,922

The following is a summary of the ending monthly average volume on derivative activity during the period ended June 30, 2017.

Futures Contracts at Notional Amount
Long	Short
100,870,313	(436,818,864)

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

For the period ended June 30, 2017, the Portfolio’s transactions in and earnings from investments in affiliates of TAM are as follows:

Affiliated Investments	Value December 31, 2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value June 30, 2017	Dividend Income	Net Capital Gain Distributions
Transamerica Clarion Global Real Estate Securities VP	$192,366,362	$—	$(50,178,415)	$918,198	$5,477,806	$148,583,951	$—	$—
Transamerica Core Bond	154,369,145	8,638,805	—	—	1,545,463	164,553,413	2,223,645	—
Transamerica Developing Markets Equity	225,466,025	—	(8,107,059)	(1,026,398)	41,157,087	257,489,655	—	—
Transamerica Floating Rate	164,768,748	13,538,289	—	—	(191,060)	178,115,977	3,404,473	—
Transamerica Global Allocation Liquidating Trust	422,564	—	—	—	(9,589)	412,975	—	—
Transamerica High Yield Bond	249,517,271	7,332,724	—	—	5,723,618	262,573,613	7,332,724	—
Transamerica Intermediate Bond	293,949,592	18,614,505	—	—	4,701,484	317,265,581	3,415,581	—
Transamerica International Equity	455,837,345	—	(26,541,441)	4,031,665	57,069,060	490,396,629	—	—
Transamerica International Equity Opportunities	331,664,998	—	(28,609,600)	1,396,335	55,744,649	360,196,382	—	—
Transamerica International Small Cap Value	116,167,111	—	—	—	17,984,466	134,151,577	—	—
Transamerica Janus Mid-Cap Growth VP	78,289,485	—	—	—	11,760,490	90,049,975	—	—
Transamerica Jennison Growth VP	221,720,580	—	(7,400,253)	2,971,532	34,981,569	252,273,428	—	—
Transamerica JPMorgan Enhanced Index VP	707,642,919	—	(14,301,482)	1,598,833	61,580,536	756,520,806	—	—
Transamerica JPMorgan Mid Cap Value VP	75,467,501	—	—	—	4,668,093	80,135,594	—	—
Transamerica Large Cap Value	455,535,380	3,866,406	—	—	20,650,424	480,052,210	3,866,407	—
Transamerica Mid Cap Growth	72,468,015	—	—	—	7,708,120	80,176,135	—	—
Transamerica Mid Cap Value Opportunities	75,447,807	—	—	—	5,248,543	80,696,350	—	—
Transamerica PIMCO Total Return VP	270,512,992	12,813,747	—	—	8,760,908	292,087,647	—	—

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Affiliated Investments	Value December 31, 2016	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value June 30, 2017	Dividend Income	Net Capital Gain Distributions
Transamerica Small Cap Value	$74,743,805	$—	$—		$—	$1,800,252	$76,544,057	$—	$—
Transamerica Small Company Growth Liquidating Trust	10,084	—	—		—	3	10,087	—	—
Transamerica T. Rowe Price Small Cap VP	124,645,076	—	—		—	13,390,862	138,035,938	—	—
Transamerica Unconstrained Bond	73,144,404	1,146,258	(0	)(A)	(2)	1,851,404	76,142,064	1,146,258	—
Transamerica WMC US Growth VP	224,410,933	—	(9,867,007)		465,572	32,164,064	247,173,562	—	—

Total	$4,638,568,142	$65,950,734	$(145,005,257)		$10,355,735	$393,768,252	$4,963,637,606	$21,389,088	$—

(A)	Rounds to less than $(1).

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate (A)
First $10 billion	0.1225%
Over $10 billion	0.1025%

(A)	TAM has voluntarily agreed to waive a portion of its management fee. These amounts are not subject to recapture by TAM in future years.

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs including the investment management fee but excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.25%	May 1, 2018
Service Class	0.50%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.25%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees for all applicable share classes.

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the period ended June 30, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of June 30, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. For the period ended June 30, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the period ended June 30, 2017.

8. PRINCIPAL OWNERSHIP

As of June 30, 2017, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	3	92.03%	92.03%
Service Class	1	85.73%	85.73%

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

9. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 44,561,646	$ 51,036,178	$ 145,005,257	$ 14,894,121

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

11. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implication, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Moderate Growth VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 7-8, 2017, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica Asset Allocation – Moderate Growth VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and J.P. Morgan Investment Management, Inc. (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2018.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Services, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed continuation of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmarks, in each case for various trailing periods ended December 31, 2016.

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Moderate Growth VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

specific date, and that consideration of performance data for a different period could generate different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Initial Class Shares of the Portfolio was below the median for its peer universe for the past 1-, 3-, 5- and 10-year periods. The Board also noted that the performance of Initial Class Shares of the Portfolio was below its primary benchmark for the past 1-, 3-, 5- and 10-year periods. The Board noted that the Portfolio’s sub-adviser had commenced subadvising the Portfolio on July 1, 2016 pursuant to its current investment strategies. The Trustees observed that the performance of the Portfolio had improved during the first quarter of 2017.

Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Initial Class Shares of the Portfolio were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM had not made material changes to this methodology, which had been applied consistently for the Portfolio.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Moderate Growth VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through its undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio and that TAM believes that the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Moderate VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2017, and held for the entire period until June 30, 2017.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,083.20	$0.72	$1,024.10	$0.70	0.14%
Service Class	1,000.00	1,081.50	2.01	1,022.90	1.96	0.39

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios (as disclosed in the table) do not include the expenses of the underlying funds in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Moderate VP

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2017

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	37.2%
U.S. Fixed Income Funds	29.7
International Equity Funds	18.7
U.S. Mixed Allocation Fund	10.9
International Alternative Funds	1.6
Repurchase Agreement	1.3
U.S. Government Obligation	0.7
Net Other Assets (Liabilities) ^	(0.1)
Total	100.0%

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Moderate VP

SCHEDULE OF INVESTMENTS

At June 30, 2017

(unaudited)

	Shares	Value
INVESTMENT COMPANIES - 98.1%
International Alternative Funds - 1.6%
Transamerica Global Allocation Liquidating Trust (A) (B) (C) (D) (E)	36,728	$ 215,290
Transamerica Unconstrained Bond (F)	9,538,214	96,717,493

		96,932,783

International Equity Funds - 18.7%
Transamerica Developing Markets Equity (F)	22,972,556	253,387,295
Transamerica International Equity (F)	24,542,699	457,966,763
Transamerica International Equity Opportunities (F)	37,725,105	320,286,139
Transamerica International Small Cap Value (F)	9,926,367	127,355,294

		1,158,995,491

U.S. Equity Funds - 37.2%
Transamerica Janus Mid-Cap Growth VP (G)	3,691,286	107,121,110
Transamerica Jennison Growth VP (G)	25,618,205	264,636,056
Transamerica JPMorgan Enhanced Index VP (G)	37,643,242	753,617,697
Transamerica JPMorgan Mid Cap Value VP (G)	3,282,992	67,629,642
Transamerica Large Cap Value (F)	37,568,658	494,403,543
Transamerica Mid Cap Growth (F)	5,331,921	73,207,277
Transamerica Mid Cap Value Opportunities (F)	8,348,092	102,681,536
Transamerica Small Cap Value (F)	5,101,208	58,561,871
Transamerica Small Company Growth Liquidating Trust (A) (B) (C) (D) (E)	5,959	3,701
Transamerica T. Rowe Price Small Cap VP (G)	8,684,908	130,707,859
Transamerica WMC US Growth VP (G)	9,310,084	249,044,740

		2,301,615,032

U.S. Fixed Income Funds - 29.7%
Transamerica Core Bond (F)	41,774,290	416,489,675
Transamerica Floating Rate (F)	11,084,292	110,510,390

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds (continued)
Transamerica High Yield Bond (F)	38,624,406	$ 363,841,908
Transamerica Intermediate Bond (F)	93,289,037	949,682,400

		1,840,524,373

U.S. Mixed Allocation Fund - 10.9%
Transamerica PIMCO Total Return VP (G)	58,965,926	677,518,493

Total Investment Companies (Cost $5,702,534,099)		6,075,586,172

	Principal	Value
U.S. GOVERNMENT OBLIGATION - 0.7%
U.S. Treasury - 0.7%
U.S. Treasury Note 0.75%, 01/31/2018 (H)	$ 41,108,000	41,006,545

Total U.S. Government Obligation (Cost $41,050,227)		41,006,545

REPURCHASE AGREEMENT - 1.3%
State Street Bank & Trust Co. 0.12% (I), dated 06/30/2017, to be repurchased at $82,765,031 on 07/03/2017. Collateralized by U.S. Government Obligations, 1.13% - 2.25%, due 07/31/2021 - 08/31/2021, and with a total value of $84,421,464.	82,764,204	82,764,204

Total Repurchase Agreement (Cost $82,764,204)		82,764,204

Total Investments (Cost $5,826,348,530) (J)		6,199,356,921
Net Other Assets (Liabilities) - (0.1)%		(4,398,738)

Net Assets - 100.0%		$ 6,194,958,183

FUTURES CONTRACTS:
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	Short	(4,699)	09/29/2017	$1,243,396	$—
EUR Currency	Long	683	09/18/2017	1,825,727	—
EURO STOXX 50® Index	Long	2,342	09/15/2017	—	(3,032,786)
FTSE 100 Index	Short	(674)	09/15/2017	1,626,492	—
MSCI EAFE Mini Index	Short	(328)	09/15/2017	—	(101,124)
MSCI Emerging Markets Mini Index	Long	2,399	09/15/2017	1,139,239	—
Russell 2000® Mini Index	Short	(25)	09/15/2017	4,714	—
S&P 500® E-Mini	Long	2,673	09/15/2017	—	(1,005,774)
S&P/ASX 200 Index	Long	576	09/21/2017	—	(797,717)
TOPIX Index	Long	857	09/07/2017	518,998	—
U.S. Treasury Bond	Long	392	09/20/2017	985,223	—

Total				$7,343,789	$(4,937,401)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Moderate VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

SECURITY VALUATION:

Valuation Inputs (K)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$6,075,367,181	$—	$—	$6,075,367,181
U.S. Government Obligation	—	41,006,545	—	41,006,545
Repurchase Agreement	—	82,764,204	—	82,764,204

Total	$6,075,367,181	$123,770,749	$—	$6,199,137,930

Investment Companies Measured at Net Asset Value (L)				218,991

Total Investments				$6,199,356,921

Other Financial Instruments
Futures Contracts (M)	$7,343,789	$—	$—	$7,343,789

Total Other Financial Instruments	$7,343,789	$—	$—	$7,343,789

LIABILITIES
Other Financial Instruments
Futures Contracts (M)	$(4,937,401)	$—	$—	$(4,937,401)

Total Other Financial Instruments	$(4,937,401)	$—	$—	$(4,937,401)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Fair valued as determined in good faith in accordance with procedures established by the Board. At June 30, 2017, total value of securities is $218,991, representing less than 0.1% of the Portfolio’s net assets.
(C)	Illiquid security. At June 30, 2017, the value of such securities amounted to $218,991 or less than 0.1% of the Portfolio’s net assets.
(D)	Investment in an affiliated company of Transamerica Asset Management, Inc.
(E)	Restricted securities. At June 30, 2017, the value of such securities held by the Portfolio are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$377,870	$215,290	0.0	%(N)
Investment Companies	Transamerica Small Company Growth Liquidating Trust	10/26/2012	59,594	3,701	0.0	(N)

Total			$437,464	$218,991	0.0	%(N)

(F)	Investment in the Class I2 shares of the affiliated series of Transamerica Funds.
(G)	Investment in the Initial Class shares of the affiliated portfolio of Transamerica Series Trust.
(H)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The value of the security segregated as collateral to cover margin requirements for open futures contracts is $38,485,782.
(I)	Rate disclosed reflects the yield at June 30, 2017.
(J)	Aggregate cost for federal income tax purposes is $5,826,348,530. Aggregate gross unrealized appreciation and depreciation for all securities is $401,132,259 and $28,123,868, respectively. Net unrealized appreciation for tax purposes is $373,008,391.
(K)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended June 30, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(L)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the Schedule of Investments.
(M)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).
(N)	Percentage rounds to less than 0.1% or (0.1)%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Moderate VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

CURRENCY ABBREVIATION:

EUR	Euro

PORTFOLIO ABBREVIATIONS:

ASX	Australian Securities Exchange
EAFE	Europe, Australasia and Far East
FTSE	Financial Times Stock Exchange
STOXX	Deutsche Börse Group & SIX Group Index
TOPIX	Tokyo Price Index

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Moderate VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2017

(unaudited)

Assets:
Affiliated investments, at value (cost $5,702,534,099)	$6,075,586,172
Unaffiliated investments, at value (cost $41,050,227)	41,006,545
Repurchase agreement, at value (cost $82,764,204)	82,764,204
Receivables and other assets:
Shares of beneficial interest sold	532
Interest	128,880
Dividends	2,292,088
Variation margin receivable	176,031
Prepaid expenses	22,456

Total assets	6,201,976,908

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	2,594,159
Affiliated investments purchased	2,292,088
Investment management fees	626,942
Distribution and service fees	1,153,483
Transfer agent costs	21,444
Trustees, CCO and deferred compensation fees	20,827
Audit and tax fees	54,881
Custody fees	6,112
Legal fees	43,142
Printing and shareholder reports fees	159,798
Other	45,849

Total liabilities	7,018,725

Net assets	$6,194,958,183

Net assets consist of:
Capital stock ($0.01 par value)	$5,127,405
Additional paid-in capital	5,508,624,586
Undistributed (distributions in excess of) net investment income (loss)	126,925,794
Accumulated net realized gain (loss)	178,857,639
Net unrealized appreciation (depreciation) on:
Affiliated investments	373,052,073
Unaffiliated investments	(43,682)
Futures contracts	2,406,388
Translation of assets and liabilities denominated in foreign currencies	7,980

Net assets	$6,194,958,183

Net assets by class:
Initial Class	$616,777,848
Service Class	5,578,180,335

Shares outstanding:
Initial Class	50,409,612
Service Class	462,330,846

Net asset value and offering price per share:
Initial Class	$12.24
Service Class	12.07

STATEMENT OF OPERATIONS

For the period ended June 30, 2017

(unaudited)

Investment Income:
Dividend income from affiliated investments	$34,039,461
Interest income from unaffiliated investments	214,260

Total investment income	34,253,721

Expenses:
Investment management fees	3,721,449
Distribution and service fees:
Service Class	6,833,467
Transfer agent costs	43,237
Trustees, CCO and deferred compensation fees	73,710
Audit and tax fees	58,504
Custody fees	128,628
Legal fees	167,478
Printing and shareholder reports fees	71,576
Registration fees	33,177
Other	67,956

Total expenses before waiver and/or reimbursement and recapture	11,199,182

Expenses waived and/or reimbursed:
Initial Class	(78)
Service Class	(705)

Net expenses	11,198,399

Net investment income (loss)	23,055,322

Net realized gain (loss) on:
Affiliated investments	8,829,095
Unaffiliated investments	(25,904)
Futures contracts	22,743,319
Foreign currency transactions	(278,046)

Net realized gain (loss)	31,268,464

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	413,306,006
Unaffiliated investments	(31,345)
Futures contracts	10,373,218
Translation of assets and liabilities denominated in foreign currencies	21,497

Net change in unrealized appreciation (depreciation)	423,669,376

Net realized and change in unrealized gain (loss)	454,937,840

Net increase (decrease) in net assets resulting from operations	$477,993,162

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Moderate VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2017 (unaudited)	December 31, 2016
From operations:
Net investment income (loss)	$23,055,322	$105,099,087
Net realized gain (loss)	31,268,464	146,897,821
Net change in unrealized appreciation (depreciation)	423,669,376	57,293,567

Net increase (decrease) in net assets resulting from operations	477,993,162	309,290,475

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	—	(13,574,255)
Service Class	—	(105,723,759)

Total dividends and/or distributions from net investment income	—	(119,298,014)

Net realized gains:
Initial Class	—	(15,468,462)
Service Class	—	(137,194,797)

Total dividends and/or distributions from net realized gains	—	(152,663,259)

Total dividends and/or distributions to shareholders	—	(271,961,273)

Capital share transactions:
Proceeds from shares sold:
Initial Class	7,304,567	22,070,753
Service Class	19,948,635	19,555,422

	27,253,202	41,626,175

Dividends and/or distributions reinvested:
Initial Class	—	29,042,717
Service Class	—	242,918,556

	—	271,961,273

Cost of shares redeemed:
Initial Class	(50,112,046)	(86,249,047)
Service Class	(236,033,053)	(467,413,667)

	(286,145,099)	(553,662,714)

Net increase (decrease) in net assets resulting from capital share transactions	(258,891,897)	(240,075,266)

Net increase (decrease) in net assets	219,101,265	(202,746,064)

Net assets:
Beginning of period/year	5,975,856,918	6,178,602,982

End of period/year	$6,194,958,183	$5,975,856,918

Undistributed (distributions in excess of) net investment income (loss)	$126,925,794	$103,870,472

Capital share transactions - shares:
Shares issued:
Initial Class	621,306	1,964,094
Service Class	1,715,408	1,765,164

	2,336,714	3,729,258

Shares reinvested:
Initial Class	—	2,570,152
Service Class	—	21,747,409

	—	24,317,561

Shares redeemed:
Initial Class	(4,262,018)	(7,692,225)
Service Class	(20,191,999)	(42,119,236)

	(24,454,017)	(49,811,461)

Net increase (decrease) in shares outstanding:
Initial Class	(3,640,712)	(3,157,979)
Service Class	(18,476,591)	(18,606,663)

	(22,117,303)	(21,764,642)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Moderate VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$11.30		$11.22		$12.17	$12.10	$10.93	$10.26

Investment operations:
Net investment income (loss) (A) (B)	0.06		0.22	(C)	0.24	0.26	0.32	0.32
Net realized and unrealized gain (loss)	0.88		0.40		(0.52)	0.09	1.14	0.64

Total investment operations	0.94		0.62		(0.28)	0.35	1.46	0.96

Dividends and/or distributions to shareholders:
Net investment income	—		(0.25)		(0.25)	(0.28)	(0.29)	(0.29)
Net realized gains	—		(0.29)		(0.42)	—	—	—

Total dividends and/or distributions to shareholders	—		(0.54)		(0.67)	(0.28)	(0.29)	(0.29)

Net asset value, end of period/year	$12.24		$11.30		$11.22	$12.17	$12.10	$10.93

Total return (D)	8.32	%(E)	5.56%		(2.23)%	2.77%	13.50%	9.44%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$616,778		$610,851		$642,102	$838,875	$917,763	$911,127
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.14	%(G)	0.14%		0.14%	0.14%	0.14%	0.14%
Including waiver and/or reimbursement and recapture	0.14	%(G)(H)	0.13	%(C)	0.14%	0.14%	0.14%	0.14%
Net investment income (loss) to average net assets (B)	0.98	%(G)	1.96	%(C)	1.97%	2.10%	2.74%	2.94%
Portfolio turnover rate (I)	2	%(E)	63%		33%	22%	25%	50%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the underlying funds in which the Portfolio invests.
(G)	Annualized.
(H)	Waiver and/or reimbursement rounds to less than 0.01%.
(I)	Does not include portfolio activity of the underlying funds in which the Portfolio invests.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$11.16		$11.09		$12.03	$11.97	$10.82	$10.17

Investment operations:
Net investment income (loss) (A) (B)	0.04		0.19	(C)	0.21	0.24	0.31	0.30
Net realized and unrealized gain (loss)	0.87		0.39		(0.51)	0.07	1.10	0.62

Total investment operations	0.91		0.58		(0.30)	0.31	1.41	0.92

Dividends and/or distributions to shareholders:
Net investment income	—		(0.22)		(0.22)	(0.25)	(0.26)	(0.27)
Net realized gains	—		(0.29)		(0.42)	—	—	—

Total dividends and/or distributions to shareholders	—		(0.51)		(0.64)	(0.25)	(0.26)	(0.27)

Net asset value, end of period/year	$12.07		$11.16		$11.09	$12.03	$11.97	$10.82

Total return (D)	8.15	%(E)	5.26%		(2.48)%	2.61%	13.23%	9.11%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$5,578,180		$5,365,006		$5,536,501	$5,880,534	$4,730,918	$3,488,590
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.39	%(G)	0.39%		0.39%	0.39%	0.39%	0.39%
Including waiver and/or reimbursement and recapture	0.39	%(G)(H)	0.38	%(C)	0.39%	0.39%	0.39%	0.39%
Net investment income (loss) to average net assets (B)	0.73	%(G)	1.72	%(C)	1.79%	1.97%	2.69%	2.84%
Portfolio turnover rate (I)	2	%(E)	63%		33%	22%	25%	50%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the underlying funds in which the Portfolio invests.
(G)	Annualized.
(H)	Waiver and/or reimbursement rounds to less than 0.01%.
(I)	Does not include portfolio activity of the underlying funds in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2017

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Asset Allocation – Moderate VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the NAV of the underlying portfolios. These investments are actively traded and no valuation adjustments are applied. Investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee under the supervision of the Portfolio’s Board. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at June 30, 2017, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to each other as well as to other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of June 30, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2017.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements at June 30, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at June 30, 2017, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of June 30, 2017.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized appreciation on futures contracts (A) (B)	$2,228,619	$1,825,727	$3,289,443	$—	$—	$7,343,789
Total	$2,228,619	$1,825,727	$3,289,443	$—	$—	$7,343,789

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized depreciation on futures contracts (A) (B)	$—	$—	$(4,937,401)	$—	$—	$(4,937,401)
Total	$—	$—	$(4,937,401)	$—	$—	$(4,937,401)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within cumulative appreciation (depreciation) on futures contracts as reported within the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of June 30, 2017.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(2,914,372)	$2,705,023	$22,952,668	$—	$—	$22,743,319
Total	$(2,914,372)	$2,705,023	$22,952,668	$—	$—	$22,743,319

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(1,054,026)	$1,825,727	$9,601,517	$—	$—	$10,373,218
Total	$(1,054,026)	$1,825,727	$9,601,517	$—	$—	$10,373,218

The following is a summary of the ending monthly average volume on derivative activity during the period ended June 30, 2017.

Futures Contracts at Notional Amount
Long	Short
122,834,406	(508,659,718)

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

For the period ended June 30, 2017, the Portfolio’s transactions in and earnings from investments in affiliates of TAM are as follows:

Affiliated Investments	Value December 31, 2016	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value June 30, 2017		Dividend Income	Net Capital Gain Distributions
Transamerica Core Bond	$357,477,259	$55,575,598	$—		$—	$3,436,818	$416,489,675		$5,231,257	$—
Transamerica Developing Markets Equity	228,753,851	—	(16,180,545)		(1,760,349)	42,574,338	253,387,295		—	—
Transamerica Floating Rate	108,404,303	2,218,451	(0	)(A)	(9)	(112,355)	110,510,390		2,218,449	—
Transamerica Global Allocation Liquidating Trust	220,289	—	—		—	(4,999)	215,290		—	—
Transamerica High Yield Bond	363,528,809	10,594,925	(18,660,263)		(553,482)	8,931,919	363,841,908		10,594,927	—
Transamerica Intermediate Bond	914,643,810	20,372,618	—		—	14,665,972	949,682,400		10,556,828	—
Transamerica International Equity	433,479,154	—	(32,474,107)		(1,633,962)	58,595,678	457,966,763		—	—
Transamerica International Equity Opportunities	300,457,393	—	(31,337,769)		3,087,451	48,079,064	320,286,139		—	—
Transamerica International Small Cap Value	110,281,942	—	—		—	17,073,352	127,355,294		—	—
Transamerica Janus Mid-Cap Growth VP	93,131,138	—	—		—	13,989,972	107,121,110		—	—
Transamerica Jennison Growth VP	235,589,072	—	(11,025,363)		4,852,886	35,219,461	264,636,056		—	—
Transamerica JPMorgan Core Bond VP	28,832,108	—	(29,527,128)		547,564	147,456	—	(B)	—	—
Transamerica JPMorgan Enhanced Index VP	708,817,110	—	(18,375,604)		1,587,553	61,588,638	753,617,697		—	—
Transamerica JPMorgan Mid Cap Value VP	63,690,051	—	—		—	3,939,591	67,629,642		—	—
Transamerica Large Cap Value	469,153,773	3,981,995	—		—	21,267,775	494,403,543		3,981,995	—
Transamerica Mid Cap Growth	66,169,141	—	—		—	7,038,136	73,207,277		—	—
Transamerica Mid Cap Value Opportunities	96,003,062	—	—		—	6,678,474	102,681,536		—	—
Transamerica PIMCO Total Return VP	656,290,760	—	—		—	21,227,733	677,518,493		—	—
Transamerica Small Cap Value	57,184,545	—	—		—	1,377,326	58,561,871		—	—

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Affiliated Investments	Value December 31, 2016	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value June 30, 2017	Dividend Income	Net Capital Gain Distributions
Transamerica Small Company Growth Liquidating Trust	$3,700	$—	$—		$—	$1	$3,701	$—	$—
Transamerica T. Rowe Price Small Cap VP	126,601,529	—	(9,166,661)		883,230	12,389,761	130,707,859	—	—
Transamerica Unconstrained Bond	92,909,792	1,456,005	(0	)(A)	(2)	2,351,698	96,717,493	1,456,005	—
Transamerica WMC US Growth VP	240,237,972	—	(25,861,644)		1,818,215	32,850,197	249,044,740	—	—

Total	$5,751,860,563	$94,199,592	$(192,609,084)		$8,829,095	$413,306,006	$6,075,586,172	$34,039,461	$—

(A)	Rounds to less than $(1).

(B)	No longer held at period end.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate (A)
First $10 billion	0.1225%
Over $10 billion	0.1025%

(A)	TAM has voluntarily agreed to waive a portion of its management fee. These amounts are not subject to recapture by TAM in future years.

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs including the investment management fee but excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.25%	May 1, 2018
Service Class	0.50%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.25%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees for all applicable share classes.

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the period ended June 30, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of June 30, 2017, there are no amounts available for recapture by TAM.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. For the period ended June 30, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the period ended June 30, 2017.

8. PRINCIPAL OWNERSHIP

As of June 30, 2017, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	3	93.57%	93.57%
Service Class	1	91.23%	91.23%

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

9. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 60,160,131	$ 57,948,287	$ 192,609,083	$ 16,946,020

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

11. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implication, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Moderate VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 7-8, 2017, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica Asset Allocation – Moderate VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and J.P. Morgan Investment Management, Inc. (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2018.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Services, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed continuation of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmarks, in each case for various trailing periods ended December 31, 2016.

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Moderate VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

specific date, and that consideration of performance data for a different period could generate different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Initial Class Shares of the Portfolio was below the median for its peer universe for the past 1-, 3-, 5- and 10-year periods. The Board also noted that the performance of Initial Class Shares of the Portfolio was below its primary benchmark for the past 1-, 3-, 5- and 10-year periods. The Board noted that the Portfolio’s sub-adviser had commenced subadvising the Portfolio on July 1, 2016 pursuant to its current investment strategies. The Trustees observed that the performance of the Portfolio had improved during the first quarter of 2017.

Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Initial Class Shares of the Portfolio were in line with the median for its peer group and below the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM had not made material changes to this methodology, which had been applied consistently for the Portfolio.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints, if

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Asset Allocation – Moderate VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

any, and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through its undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio and that TAM believes that the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Barrow Hanley Dividend Focused VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2017, and held for the entire period until June 30, 2017.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Annualized Expense Ratio
Initial Class	$1,000.00	$1,075.70	$3.65	$1,021.30	$3.56	0.71%
Service Class	1,000.00	1,074.40	4.94	1,020.00	4.81	0.96

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2017

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	98.9%
Repurchase Agreement	1.0
Net Other Assets (Liabilities)	0.1
Total	100.0%

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Barrow Hanley Dividend Focused VP

SCHEDULE OF INVESTMENTS

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS - 98.9%
Aerospace & Defense - 7.5%
General Dynamics Corp.	90,100	$ 17,848,810
Raytheon Co.	156,600	25,287,768
United Technologies Corp.	204,164	24,930,466

		68,067,044

Airlines - 2.2%
Southwest Airlines Co.	320,500	19,915,870

Auto Components - 1.1%
Adient PLC	160,665	10,504,278

Banks - 11.6%
Bank of America Corp.	1,340,500	32,520,530
JPMorgan Chase & Co.	335,300	30,646,420
PNC Financial Services Group, Inc.	83,000	10,364,210
Wells Fargo & Co.	581,400	32,215,374

		105,746,534

Building Products - 2.5%
Johnson Controls International PLC	536,352	23,256,223

Capital Markets - 4.6%
State Street Corp.	464,300	41,661,639

Chemicals - 3.4%
Dow Chemical Co.	114,600	7,227,822
E.I. du Pont de Nemours & Co.	290,500	23,446,255

		30,674,077

Consumer Finance - 3.2%
American Express Co.	346,500	29,189,160

Diversified Telecommunication Services - 5.6%
AT&T, Inc.	605,442	22,843,327
Verizon Communications, Inc.	626,000	27,957,160

		50,800,487

Electric Utilities - 2.7%
Entergy Corp., Class B	316,200	24,274,674

Equity Real Estate Investment Trusts - 1.0%
HCP, Inc.	280,400	8,961,584

Food & Staples Retailing - 3.1%
Wal-Mart Stores, Inc.	374,500	28,342,160

Food Products - 1.0%
Tyson Foods, Inc., Class A	147,200	9,219,136

Health Care Equipment & Supplies - 3.0%
Medtronic PLC	310,400	27,548,000

Health Care Providers & Services - 1.8%
Cardinal Health, Inc.	209,600	16,332,032

Household Durables - 1.1%
Whirlpool Corp.	51,700	9,906,754

Industrial Conglomerates - 1.2%
Honeywell International, Inc.	79,800	10,636,542

Insurance - 4.2%
Loews Corp.	373,700	17,492,897
XL Group, Ltd.	463,800	20,314,440

		37,807,337

IT Services - 1.9%
International Business Machines Corp.	113,900	17,521,237

Machinery - 2.6%
Stanley Black & Decker, Inc.	169,931	23,914,389

	Shares	Value
COMMON STOCKS (continued)
Multiline Retail - 1.6%
Target Corp.	278,800	$ 14,578,452

Oil, Gas & Consumable Fuels - 9.9%
BP PLC, ADR	801,248	27,763,243
ConocoPhillips	453,731	19,946,015
Occidental Petroleum Corp.	300,959	18,018,415
Phillips 66	289,700	23,955,293

		89,682,966

Pharmaceuticals - 14.3%
Johnson & Johnson	275,000	36,379,750
Merck & Co., Inc.	584,400	37,454,196
Pfizer, Inc.	1,222,300	41,057,057
Sanofi, ADR	309,300	14,818,563

		129,709,566

Road & Rail - 1.4%
Norfolk Southern Corp.	102,400	12,462,080

Tobacco - 6.4%
Altria Group, Inc.	339,700	25,297,459
Philip Morris International, Inc.	282,300	33,156,135

		58,453,594

Total Common Stocks (Cost $714,873,223)		899,165,815

	Principal	Value
REPURCHASE AGREEMENT - 1.0%
State Street Bank & Trust Co. 0.12% (A), dated 06/30/2017, to be repurchased at $9,047,101 on 07/03/2017. Collateralized by a U.S. Government Obligation, 1.25%, due 03/31/2021, and with a value of $9,227,954.	$ 9,047,010	9,047,010

Total Repurchase Agreement (Cost $9,047,010)		9,047,010

Total Investments (Cost $723,920,233) (B)		908,212,825
Net Other Assets (Liabilities) - 0.1%		775,151

Net Assets - 100.0%		$ 908,987,976

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Barrow Hanley Dividend Focused VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$899,165,815	$—	$—	$899,165,815
Repurchase Agreement	—	9,047,010	—	9,047,010

Total Investments	$899,165,815	$9,047,010	$—	$908,212,825

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rate disclosed reflects the yield at June 30, 2017.
(B)	Aggregate cost for federal income tax purposes is $723,920,233. Aggregate gross unrealized appreciation and depreciation for all securities is $214,664,601 and $30,372,009, respectively. Net unrealized appreciation for tax purposes is $184,292,592.
(C)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended June 30, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Barrow Hanley Dividend Focused VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2017

(unaudited)

Assets:
Investments, at value (cost $714,873,223)	$899,165,815
Repurchase agreement, at value (cost $9,047,010)	9,047,010
Receivables and other assets:
Shares of beneficial interest sold	267,309
Interest	30
Dividends	1,589,251
Prepaid expenses	3,704

Total assets	910,073,119

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	418,635
Investment management fees	506,847
Distribution and service fees	56,376
Transfer agent costs	3,134
Trustees, CCO and deferred compensation fees	3,298
Audit and tax fees	14,900
Custody fees	2,636
Legal fees	7,677
Printing and shareholder reports fees	62,290
Other	9,350

Total liabilities	1,085,143

Net assets	$908,987,976

Net assets consist of:
Capital stock ($0.01 par value)	$374,376
Additional paid-in capital	832,249,880
Undistributed (distributions in excess of) net investment income (loss)	30,101,834
Accumulated net realized gain (loss)	(138,030,706)
Net unrealized appreciation (depreciation) on:
Investments	184,292,592

Net assets	$908,987,976

Net assets by class:
Initial Class	$633,805,996
Service Class	275,181,980

Shares outstanding:
Initial Class	26,098,476
Service Class	11,339,168

Net asset value and offering price per share:
Initial Class	$24.29
Service Class	24.27

STATEMENT OF OPERATIONS

For the period ended June 30, 2017

(unaudited)

Investment Income:
Dividend income	$12,765,844
Interest income	1,637
Net income (loss) from securities lending	3,226
Withholding taxes on foreign income	(76,115)

Total investment income	12,694,592

Expenses:
Investment management fees	3,042,425
Distribution and service fees:
Service Class	336,629
Transfer agent costs	6,480
Trustees, CCO and deferred compensation fees	10,995
Audit and tax fees	15,660
Custody fees	35,060
Legal fees	25,495
Printing and shareholder reports fees	29,930
Other	11,848

Total expenses	3,514,522

Net investment income (loss)	9,180,070

Net realized gain (loss) on:
Investments	21,875,906

Net change in unrealized appreciation (depreciation) on:
Investments	34,707,468

Net realized and change in unrealized gain (loss)	56,583,374

Net increase (decrease) in net assets resulting from operations	$65,763,444

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Barrow Hanley Dividend Focused VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2017 (unaudited)	December 31, 2016

From operations:
Net investment income (loss)	$9,180,070	$20,508,807
Net realized gain (loss)	21,875,906	36,927,345
Net change in unrealized appreciation (depreciation)	34,707,468	62,571,355

Net increase (decrease) in net assets resulting from operations	65,763,444	120,007,507

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	—	(13,720,324)
Service Class	—	(4,506,810)

Total dividends and/or distributions from net investment income	—	(18,227,134)

Capital share transactions:
Proceeds from shares sold:
Initial Class	11,793,595	11,546,861
Service Class	11,123,633	49,853,714

	22,917,228	61,400,575

Dividends and/or distributions reinvested:
Initial Class	—	13,720,324
Service Class	—	4,506,810

	—	18,227,134

Cost of shares redeemed:
Initial Class	(77,873,209)	(85,740,815)
Service Class	(20,215,267)	(26,254,880)

	(98,088,476)	(111,995,695)

Net increase (decrease) in net assets resulting from capital share transactions	(75,171,248)	(32,367,986)

Net increase (decrease) in net assets	(9,407,804)	69,412,387

Net assets:
Beginning of period/year	918,395,780	848,983,393

End of period/year	$908,987,976	$918,395,780

Undistributed (distributions in excess of) net investment income (loss)	$30,101,834	$20,921,764

Capital share transactions - shares:
Shares issued:
Initial Class	508,211	549,481
Service Class	475,393	2,361,985

	983,604	2,911,466

Shares reinvested:
Initial Class	—	643,844
Service Class	—	211,191

	—	855,035

Shares redeemed:
Initial Class	(3,358,483)	(4,091,769)
Service Class	(862,073)	(1,291,356)

	(4,220,556)	(5,383,125)

Net increase (decrease) in shares outstanding:
Initial Class	(2,850,272)	(2,898,444)
Service Class	(386,680)	1,281,820

	(3,236,952)	(1,616,624)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Barrow Hanley Dividend Focused VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$22.58		$20.07		$21.24	$19.19	$15.08	$13.74

Investment operations:
Net investment income (loss) (A)	0.25		0.51	(B)	0.43	0.36	0.29	0.23
Net realized and unrealized gain (loss)	1.46		2.46		(1.20)	1.96	4.23	1.38

Total investment operations	1.71		2.97		(0.77)	2.32	4.52	1.61

Dividends and/or distributions to shareholders:
Net investment income	—		(0.46)		(0.40)	(0.27)	(0.41)	(0.27)

Net asset value, end of period/year	$24.29		$22.58		$20.07	$21.24	$19.19	$15.08

Total return (C)	7.57	%(D)	14.91%		(3.59)%	12.17%	30.24%	11.80%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$633,806		$653,533		$639,203	$787,329	$727,690	$886,999
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.71	%(E)	0.71%		0.71%	0.71%	0.76%	0.82%
Including waiver and/or reimbursement and recapture	0.71	%(E)	0.70	%(B)	0.71%	0.71%	0.76%	0.82%
Net investment income (loss) to average net assets	2.13	%(E)	2.45	%(B)	2.08%	1.80%	1.64%	1.58%
Portfolio turnover rate	6	%(D)	11%		9%	14%	100%	107%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$22.59		$20.09		$21.26	$19.22	$15.11	$13.78

Investment operations:
Net investment income (loss) (A)	0.22		0.46	(B)	0.38	0.31	0.24	0.20
Net realized and unrealized gain (loss)	1.46		2.45		(1.20)	1.97	4.24	1.37

Total investment operations	1.68		2.91		(0.82)	2.28	4.48	1.57

Dividends and/or distributions to shareholders:
Net investment income	—		(0.41)		(0.35)	(0.24)	(0.37)	(0.24)

Net asset value, end of period/year	$24.27		$22.59		$20.09	$21.26	$19.22	$15.11

Total return (C)	7.44	%(D)	14.59%		(3.83)%	11.94%	29.93%	11.47%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$275,182		$264,863		$209,780	$223,038	$150,270	$112,981
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.96	%(E)	0.96%		0.96%	0.96%	1.01%	1.07%
Including waiver and/or reimbursement and recapture	0.96	%(E)	0.95	%(B)	0.96%	0.96%	1.01%	1.07%
Net investment income (loss) to average net assets	1.87	%(E)	2.21	%(B)	1.83%	1.54%	1.41%	1.34%
Portfolio turnover rate	6	%(D)	11%		9%	14%	100%	107%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Barrow Hanley Dividend Focused VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2017

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Barrow Hanley Dividend Focused VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Barrow Hanley Dividend Focused VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the period ended June 30, 2017, commissions recaptured are $25,838.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to,

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Barrow Hanley Dividend Focused VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Barrow Hanley Dividend Focused VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to each other as well as to other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of June 30, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2017.

Repurchase agreements at June 30, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

As of June 30, 2017, the percentage of Portfolio net assets owned by affiliated investors are as follows:

Portfolio	Value	Percentage of Net Assets
Transamerica BlackRock Tactical Allocation VP	$84,887,404	9.34%

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Barrow Hanley Dividend Focused VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $200 million	0.78%
Over $200 million up to $500 million	0.68%
Over $500 million	0.63%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs including the investment management fee but excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.85%	May 1, 2018
Service Class	1.10%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.85%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees for all applicable share classes.

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the period ended June 30, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of June 30, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Barrow Hanley Dividend Focused VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. For the period ended June 30, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the period ended June 30, 2017.

6. PRINCIPAL OWNERSHIP

As of June 30, 2017, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	4	94.87%	94.87%
Service Class	2	84.49%	65.57%

7. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 53,320,966	$ —	$ 101,979,497	$ —

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Barrow Hanley Dividend Focused VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

9. NEW ACCOUNTING PRONOUNCEMENT

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Barrow Hanley Dividend Focused VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 7-8, 2017, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica Barrow Hanley Dividend Focused VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and Barrow, Hanley, Mewhinney & Strauss, LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2018.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Services, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed continuation of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmark, in each case for various trailing periods ended December 31, 2016.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Barrow Hanley Dividend Focused VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Initial Class Shares of the Portfolio was above the median for its peer universe for the past 3-year period, in line with the median for the past 1- and 5-year periods and below the median for the past 10-year period. The Board also noted that the performance of Initial Class Shares of the Portfolio was below its benchmark for the past 1-, 3-, 5- and 10-year periods. The Board noted that the Portfolio’s sub-adviser had commenced subadvising the Portfolio on May 1, 2013 pursuant to its current investment objective and investment strategies.

Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Initial Class Shares of the Portfolio were below the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM had not made material changes to this methodology, which had been applied consistently for the Portfolio.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Barrow Hanley Dividend Focused VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through its undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio and that TAM believes that the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Portfolio. The Board also noted that the Sub-Adviser participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and the contract holders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Portfolio’s brokerage transactions.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Equity Smart Beta 100 VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2017, and held for the entire period until June 30, 2017.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Annualized Expense Ratio (C)
Service Class	$1,000.00	$1,111.40	$2.93	$1,022.00	$2.81	0.56%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2017

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	74.3%
International Equity Funds	25.6
Net Other Assets (Liabilities)	0.1
Total	100.0%

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Equity Smart Beta 100 VP

SCHEDULE OF INVESTMENTS

At June 30, 2017

(unaudited)

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.9%
International Equity Funds - 25.6%
iShares Edge MSCI Min Vol EAFE ETF	142,221	$ 9,847,382
iShares Edge MSCI Min Vol Emerging Markets ETF	51,955	2,878,307

		12,725,689

U.S. Equity Funds - 74.3%
iShares Edge MSCI Min Vol USA ETF	162,935	7,972,409
iShares Edge MSCI USA Momentum Factor ETF	92,572	8,228,725
iShares Edge MSCI USA Quality Factor ETF	107,461	7,991,875
iShares Edge MSCI USA Size Factor ETF	61,786	4,797,918
iShares Edge MSCI USA Value Factor ETF	109,333	8,043,629

		37,034,556

Total Exchange-Traded Funds (Cost $46,752,286)		49,760,245

Total Investments (Cost $46,752,286) (A)		49,760,245
Net Other Assets (Liabilities) - 0.1%		62,859

Net Assets - 100.0%		$ 49,823,104

SECURITY VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$49,760,245	$—	$—	$49,760,245

Total Investments	$49,760,245	$—	$—	$49,760,245

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Aggregate cost for federal income tax purposes is $46,752,286. Aggregate gross unrealized appreciation for all securities is $3,007,959.
(B)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended June 30, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Equity Smart Beta 100 VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2017

(unaudited)

Assets:
Unaffiliated investments, at value (cost $46,752,286)	$49,760,245
Cash	748,688
Receivables and other assets:
Shares of beneficial interest sold	4,653
Prepaid expenses	190

Total assets	50,513,776

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	368
Investments purchased	660,298
Investment management fees	9,336
Distribution and service fees	10,134
Transfer agent costs	2
Trustees, CCO and deferred compensation fees	398
Audit and tax fees	8,179
Custody fees	1,388
Legal fees	4
Printing and shareholder reports fees	548
Other	17

Total liabilities	690,672

Net assets	$49,823,104

Net assets consist of:
Capital stock ($0.01 par value)	$42,345
Additional paid-in capital	46,050,463
Undistributed (distributions in excess of) net investment income (loss)	611,577
Accumulated net realized gain (loss)	110,760
Net unrealized appreciation (depreciation) on:
Unaffiliated investments	3,007,959

Net assets	$49,823,104

Shares outstanding	4,234,532

Net asset value and offering price per share	$11.77

STATEMENT OF OPERATIONS

For the period ended June 30, 2017

(unaudited)

Investment Income:
Dividend income from unaffiliated investments	$482,418

Total investment income	482,418

Expenses:
Investment management fees	54,235
Distribution and service fees	45,196
Transfer agent costs	108
Trustees, CCO and deferred compensation fees	486
Audit and tax fees	8,250
Custody fees	6,322
Legal fees	843
Printing and shareholder reports fees	348
Other	76

Total expenses before waiver and/or reimbursement and recapture	115,864

Expense waived and/or reimbursed	(14,625)

Net expenses	101,239

Net investment income (loss)	381,179

Net realized gain (loss) on:
Unaffiliated investments	85,896

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	3,158,996

Net realized and change in unrealized gain (loss)	3,244,892

Net increase (decrease) in net assets resulting from operations	$3,626,071

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Equity Smart Beta 100 VP

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended:

	June 30, 2017 (unaudited)	December 31, 2016 (A)
From operations:
Net investment income (loss)	$381,179	$230,346
Net realized gain (loss)	85,896	24,864
Net change in unrealized appreciation (depreciation)	3,158,996	(151,037)

Net increase (decrease) in net assets resulting from operations	3,626,071	104,173

Capital share transactions:
Proceeds from shares sold	24,775,670	25,553,779
Cost of shares redeemed	(2,960,781)	(1,275,808)

Net increase (decrease) in net assets resulting from capital share transactions	21,814,889	24,277,971

Net increase (decrease) in net assets	25,440,960	24,382,144

Net assets:
Beginning of period	24,382,144	—

End of period	$49,823,104	$24,382,144

Undistributed (distributions in excess of) net investment income (loss)	$611,577	$230,398

Capital share transactions - shares:
Shares issued	2,202,366	2,427,990
Shares redeemed	(270,176)	(125,648)

Net increase (decrease) in shares outstanding	1,932,190	2,302,342

(A)	Commenced operations on March 21, 2016.

FINANCIAL HIGHLIGHTS

For a share outstanding during the periods indicated:

	Service Class
	June 30, 2017 (unaudited)		December 31, 2016 (A)
Net asset value, beginning of period	$10.59		$10.00

Investment operations:
Net investment income (loss) (B) (C)	0.12		0.35
Net realized and unrealized gain (loss)	1.06		0.24	(D)

Total investment operations	1.18		0.59

Net asset value, end of period	$11.77		$10.59

Total return (E)	11.14	%(F)	5.90	%(F)

Ratio and supplemental data:
Net assets end of period (000’s)	$49,823		$24,382
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	0.64	%(H)	1.18	%(H)
Including waiver and/or reimbursement and recapture	0.56	%(H)	0.56	%(H)
Net investment income (loss) to average net assets (C)	2.11	%(H)	4.31	%(H)
Portfolio turnover rate (I)	7	%(F)	20	%(F)

(A)	Commenced operations on March 21, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.
(E)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Equity Smart Beta 100 VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2017

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Equity Smart Beta 100 VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Equity Smart Beta 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Equity Smart Beta 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to each other as well as to other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of June 30, 2017, the Portfolio has not utilized the program.

5. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Equity Smart Beta 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rate:

Breakpoints	Rate (A)
First $1 billion	0.30%
Over $1 billion	0.28%

(A)	TAM has contractually agreed to waive 0.05% of its management fee through May 1, 2018. These amounts are not subject to recapture by TAM in future years.

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs including the investment management fee but excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Service Class	0.56%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.31%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees for all applicable share classes.

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the period ended June 30, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of June 30, 2017, the balances available for recapture by TAM for the Portfolio are as follows:

Amounts Available from Fiscal Year
2016	June 30, 2017	Total
$ 30,548	$ 5,585	$ 36,133

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Equity Smart Beta 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. For the period ended June 30, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the period ended June 30, 2017.

6. PRINCIPAL OWNERSHIP

As of June 30, 2017, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Service Class	2	99.71%	99.71%

7. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 24,845,873	$ 2,682,922

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Equity Smart Beta 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

sustained assuming examination by tax authorities. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

9. NEW ACCOUNTING PRONOUNCEMENT

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Equity Smart Beta 100 VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 7-8, 2017, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica BlackRock Equity Smart Beta 100 VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and BlackRock Investment Management, LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2018.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Services, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed continuation of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder functions of the funds.

Investment Performance

In addition, the Board considered the performance of the Portfolio since its inception on March 21, 2016 in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmark, in each case for the period ended December 31, 2016.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Equity Smart Beta 100 VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Service Class Shares of the Portfolio was below the median for its peer universe since its inception. The Board also noted that the performance of Service Class Shares of the Portfolio was below its primary benchmark since its inception. The Trustees observed that the performance of the Portfolio had improved during the first quarter of 2017.

Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee was above the median for its peer group and below the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Service Class Shares of the Portfolio was above the median for its peer group and below the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM had not made material changes to this methodology, which had been applied consistently for the Portfolio.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Equity Smart Beta 100 VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through its undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio and that TAM believes that the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2017, and held for the entire period until June 30, 2017.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Annualized Expense Ratio (C)
Service Class	$1,000.00	$1,069.00	$2.92	$1,022.00	$2.86	0.57%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2017

(unaudited)

Asset Allocation	Percentage of Net Assets
International Mixed Allocation Fund	95.1%
Repurchase Agreement	5.0
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

SCHEDULE OF INVESTMENTS

At June 30, 2017

(unaudited)

	Shares	Value
INVESTMENT COMPANY - 95.1%
International Mixed Allocation Fund - 95.1%
Transamerica Blackrock Global Allocation VP (A)	20,085,250	$ 182,976,627

Total Investment Company (Cost $185,342,655)		182,976,627

	Principal	Value
REPURCHASE AGREEMENT - 5.0%

State Street Bank & Trust Co. 0.12% (B), dated 06/30/2017, to be repurchased at $9,569,033 on 07/03/2017. Collateralized by a U.S. Government Obligation, 1.13%, due 02/28/2021, and with a value of $9,764,891.

	$ 9,568,937	$ 9,568,937

Total Repurchase Agreement (Cost $9,568,937)		9,568,937

Total Investments (Cost $194,911,592) (C)		192,545,564
Net Other Assets (Liabilities) - (0.1)%		(160,282)

Net Assets - 100.0%		$ 192,385,282

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Company	$182,976,627	$—	$—	$182,976,627
Repurchase Agreement	—	9,568,937	—	9,568,937

Total Investments	$182,976,627	$9,568,937	$—	$192,545,564

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Investment in the Initial Class shares of the affiliated portfolio of Transamerica Series Trust.
(B)	Rate disclosed reflects the yield at June 30, 2017.
(C)	Aggregate cost for federal income tax purposes is $194,911,592. Aggregate gross unrealized depreciation for all securities is $2,366,028.
(D)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended June 30, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2017

(unaudited)

Assets:
Affiliated investments, at value (cost $185,342,655)	$182,976,627
Repurchase agreement, at value (cost $9,568,937)	9,568,937
Receivables and other assets:
Shares of beneficial interest sold	1,638
Interest	32
Variation margin receivable	36
Prepaid expenses	776

Total assets	192,548,046

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	46,511
Investment management fees	56,131
Distribution and service fees	39,579
Transfer agent costs	557
Trustees, CCO and deferred compensation fees	516
Audit and tax fees	9,243
Custody fees	5,301
Legal fees	463
Printing and shareholder reports fees	3,271
Other	1,192

Total liabilities	162,764

Net assets	$192,385,282

Net assets consist of:
Capital stock ($0.01 par value)	$203,685
Additional paid-in capital	198,828,925
Undistributed (distributions in excess of) net investment income (loss)	734,390
Accumulated net realized gain (loss)	(5,015,690)
Net unrealized appreciation (depreciation) on:
Affiliated investments	(2,366,028)

Net assets	$192,385,282

Shares outstanding	20,368,486

Net asset value and offering price per share	$9.45

STATEMENT OF OPERATIONS

For the period ended June 30, 2017

(unaudited)

Investment Income:
Interest income from unaffiliated investments	$2,992

Total investment income	2,992

Expenses:
Investment management fees	253,259
Distribution and service fees	226,124
Transfer agent costs	1,202
Trustees, CCO and deferred compensation fees	2,165
Audit and tax fees	9,272
Custody fees	3,153
Legal fees	4,384
Printing and shareholder reports fees	3,606
Registration fees	2,391
Other	1,766

Total expenses before waiver and/or reimbursement and recapture	507,322

Expense waived and/or reimbursed	(6,065)
Recapture of previously waived and/or reimbursed fees	14,307

Net expenses	515,564

Net investment income (loss)	(512,572)

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	12,298,300

Net realized and change in unrealized gain (loss)	12,298,300

Net increase (decrease) in net assets resulting from operations	$11,785,728

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2017 (unaudited)	December 31, 2016

From operations:
Net investment income (loss)	$(512,572)	$1,215,000
Net realized gain (loss)	—	(5,076,406)
Net change in unrealized appreciation (depreciation)	12,298,300	5,193,585

Net increase (decrease) in net assets resulting from operations	11,785,728	1,332,179

Dividends and/or distributions to shareholders:
Net investment income	—	(3,095,366)
Net realized gains	—	(10,317,887)

Total dividends and/or distributions to shareholders	—	(13,413,253)

Capital share transactions:
Proceeds from shares sold	19,968,343	50,267,622
Dividends and/or distributions reinvested	—	13,413,253
Cost of shares redeemed	(8,794,624)	(13,601,449)

Net increase (decrease) in net assets resulting from capital share transactions	11,173,719	50,079,426

Net increase (decrease) in net assets	22,959,447	37,998,352

Net assets:
Beginning of period/year	169,425,835	131,427,483

End of period/year	$192,385,282	$169,425,835

Undistributed (distributions in excess of) net investment income (loss)	$734,390	$1,246,962

Capital share transactions - shares:
Shares issued	2,174,577	5,427,164
Shares reinvested	—	1,515,622
Shares redeemed	(962,470)	(1,497,812)

Net increase (decrease) in shares outstanding	1,212,107	5,444,974

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the periods and years indicated:

	Service Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014 (A)
Net asset value, beginning of period/year	$8.84		$9.59		$9.93	$10.00

Investment operations:
Net investment income (loss) (B) (C)	(0.03)		0.07	(D)	0.41	(0.01)
Net realized and unrealized gain (loss)	0.64		(0.03	)(E)	(0.75)	(0.06)

Total investment operations	0.61		0.04		(0.34)	(0.07)

Dividends and/or distributions to shareholders:
Net investment income	—		(0.18)		—	—
Net realized gains	—		(0.61)		—	—

Total dividends and/or distributions to shareholders	—		(0.79)		—	—

Net asset value, end of period/year	$9.45		$8.84		$9.59	$9.93

Total return (F)	6.90	%(G)	0.37%		(3.42)%	(0.70	)%(G)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$192,385		$169,426		$131,427	$9,811
Expenses to average net assets (H)
Excluding waiver and/or reimbursement and recapture	0.56	%(I)	0.59%		0.60%	2.31	%(I)
Including waiver and/or reimbursement and recapture	0.57	%(I)	0.57	%(D)	0.57%	0.57	%(I)
Net investment income (loss) to average net assets (C)	(0.57	)%(I)	0.79	%(D)	4.16%	(0.57	)%(I)
Portfolio turnover rate (J)	—	%(G)	—%		—%	—	%(G)

(A)	Commenced operations on November 10, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.
(F)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(G)	Not annualized.
(H)	Does not include expenses of the underlying funds in which the Portfolio invests.
(I)	Annualized.
(J)	Does not include portfolio activity of the underlying funds in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2017

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Global Allocation Managed Risk - Balanced VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the NAV of the underlying portfolios. These investments are actively traded and no valuation adjustments are applied. Investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to each other as well as to other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of June 30, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2017.

Repurchase agreements at June 30, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. INVESTMENT CONCENTRATION

Throughout the period, the Portfolio can have investments that account for a significant percentage of the Portfolio’s total assets. As of June 30, 2017, the most recent financial statements are included within this report for the following investments:

Investment	Percentage of Total Assets
Transamerica BlackRock Global Allocation VP	95.03%

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

All of the Portfolio holdings in investment companies are considered affiliated. Interest, dividends, realized and unrealized gains (losses) are broken out within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $5 billion	0.28%
Over $5 billion up to $10 billion	0.27%
Over $10 billion	0.22%

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs including the investment management fee but excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective March 1, 2017
Initial Class	0.32%	May 1, 2018
Service Class	0.57%	May 1, 2018
Prior to March 1, 2017
Portfolio Level (A)	0.32%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees for all applicable share classes.

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the period ended June 30, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of June 30, 2017, the balances available for recapture by TAM for the Portfolio are as follows:

Amounts Available from Fiscal Years			Total
2015	2016	June 30, 2017
$ 17,175	$ 33,297	$ 6,065	$ 56,537

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. For the period ended June 30, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the period ended June 30, 2017.

7. PRINCIPAL OWNERSHIP

As of June 30, 2017, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
1	95.97%	95.97%

8. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 8,971,068	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

10. NEW ACCOUNTING PRONOUNCEMENT

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 7-8, 2017, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica BlackRock Global Allocation Managed Risk – Balanced VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and Milliman Financial Risk Management LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2018.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Services, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed continuation of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder functions of the funds.

Investment Performance

In addition, the Board considered the performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmark, in each case for the period ended December 31, 2016.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Service Class Shares of the Portfolio was below the median for its peer universe for the past 1-year period. The Board also noted that the performance of Service Class Shares of the Portfolio was below its primary benchmark for the past 1-year period. The Trustees observed that the performance of the Portfolio had improved during the first quarter of 2017.

Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee was in line with the median for its peer group and above the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Service Class Shares of the Portfolio were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM had not made material changes to this methodology, which had been applied consistently for the Portfolio.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through its undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2017, and held for the entire period until June 30, 2017.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Annualized Expense Ratio (C)
Service Class	$1,000.00	$1,093.60	$3.22	$1,021.70	$3.11	0.62%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios (as disclosed in the table) do not include the expenses of the underlying funds in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2017

(unaudited)

Asset Allocation	Percentage of Net Assets
International Mixed Allocation Fund	95.2%
Repurchase Agreement	3.6
Net Other Assets (Liabilities) ^	1.2
Total	100.0%

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

SCHEDULE OF INVESTMENTS

At June 30, 2017

(unaudited)

	Shares	Value
INVESTMENT COMPANY - 95.2%
International Mixed Allocation Fund - 95.2%
Transamerica Blackrock Global Allocation VP (A)	19,301,182	$ 175,833,771

Total Investment Company (Cost $179,808,960)		175,833,771

	Principal	Value
REPURCHASE AGREEMENT - 3.6%

State Street Bank & Trust Co. 0.12% (B), dated 06/30/2017, to be repurchased at $6,667,722 on 07/03/2017. Collateralized by a U.S. Government Obligation, 1.13%, due 02/28/2021, and with a value of $6,801,955.

	$ 6,667,655	$ 6,667,655

Total Repurchase Agreement (Cost $6,667,655)		6,667,655

Total Investments (Cost $186,476,615) (C)		182,501,426
Net Other Assets (Liabilities) - 1.2%		2,221,888

Net Assets - 100.0%		$ 184,723,314

FUTURES CONTRACTS: (F)
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
EUR Currency	Long	71	09/18/2017	$180,106	$—
EURO STOXX 50® Index	Long	225	09/15/2017	—	(318,814)
FTSE 100 Index	Long	25	09/15/2017	—	(63,192)
GBP Currency	Long	34	09/18/2017	48,848	—
JPY Currency	Long	71	09/18/2017	—	(190,869)
MSCI Emerging Markets Mini Index	Long	53	09/15/2017	20,640	—
Nikkei 225 Index	Long	41	09/07/2017	3,614	—
Russell 2000® Mini Index	Long	7	09/15/2017	—	(810)
S&P 500® E-Mini	Long	175	09/15/2017	—	(65,319)
S&P Midcap 400® E-Mini Index	Long	17	09/15/2017	—	(18,288)

Total				$253,208	$(657,292)

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Company	$175,833,771	$—	$—	$175,833,771
Repurchase Agreement	—	6,667,655	—	6,667,655

Total Investments	$175,833,771	$6,667,655	$—	$182,501,426

Other Financial Instruments
Futures Contracts (E)	$253,208	$—	$—	$253,208

Total Other Financial Instruments	$253,208	$—	$—	$253,208

LIABILITIES
Other Financial Instruments
Futures Contracts (E)	$(657,292)	$—	$—	$(657,292)

Total Other Financial Instruments	$(657,292)	$—	$—	$(657,292)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Investment in the Initial Class shares of the affiliated portfolio of Transamerica Series Trust.
(B)	Rate disclosed reflects the yield at June 30, 2017.
(C)	Aggregate cost for federal income tax purposes is $186,476,615. Aggregate gross unrealized depreciation for all securities is $3,975,189.
(D)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended June 30, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(E)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).
(F)	Cash on deposit with broker in the amount of $2,662,609 has been segregated as collateral to cover margin requirements for open futures contracts.

CURRENCY ABBREVIATIONS:

EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen

PORTFOLIO ABBREVIATIONS:

FTSE	Financial Times Stock Exchange
STOXX	Deutsche Börse Group & SIX Group Index

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2017

(unaudited)

Assets:
Affiliated investments, at value (cost $179,808,960)	$175,833,771
Repurchase agreement, at value (cost $6,667,655)	6,667,655
Cash collateral on deposit with broker	2,416,959
Receivables and other assets:
Shares of beneficial interest sold	65,989
Interest	22
Prepaid expenses	671

Total assets	184,985,067

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	1,243
Investment management fees	61,813
Distribution and service fees	37,993
Transfer agent costs	612
Trustees, CCO and deferred compensation fees	528
Audit and tax fees	9,358
Custody fees	8,305
Legal fees	1,072
Printing and shareholder reports fees	4,637
Other	1,295
Variation margin payable	134,897

Total liabilities	261,753

Net assets	$184,723,314

Net assets consist of:
Capital stock ($0.01 par value)	$195,296
Additional paid-in capital	191,625,689
Undistributed (distributions in excess of) net investment income (loss)	640,217
Accumulated net realized gain (loss)	(3,381,618)
Net unrealized appreciation (depreciation) on:
Affiliated investments	(3,975,189)
Futures contracts	(404,084)
Translation of assets and liabilities denominated in foreign currencies	23,003

Net assets	$184,723,314

Shares outstanding	19,529,635

Net asset value and offering price per share	$9.46

STATEMENT OF OPERATIONS

For the period ended June 30, 2017

(unaudited)

Investment Income:
Interest income from unaffiliated investments	$4,639

Total investment income	4,639

Expenses:
Investment management fees	264,094
Distribution and service fees	220,079
Transfer agent costs	1,254
Trustees, CCO and deferred compensation fees	2,134
Audit and tax fees	9,333
Custody fees	9,617
Legal fees	4,729
Printing and shareholder reports fees	4,341
Registration fees	1,093
Other	18,059

Total expenses before waiver and/or reimbursement and recapture	534,733

Expense waived and/or reimbursed	(7,754)
Recapture of previously waived and/or reimbursed fees	17,354

Net expenses	544,333

Net investment income (loss)	(539,694)

Net realized gain (loss) on:
Unaffiliated investments	(1,027,671)
Futures contracts	4,662,140
Foreign currency transactions	71,335

Net realized gain (loss)	3,705,804

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	13,097,334
Futures contracts	(340,611)
Translation of assets and liabilities denominated in foreign currencies	(281,384)

Net change in unrealized appreciation (depreciation)	12,475,339

Net realized and change in unrealized gain (loss)	16,181,143

Net increase (decrease) in net assets resulting from operations	$15,641,449

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2017 (unaudited)	December 31, 2016
From operations:
Net investment income (loss)	$(539,694)	$1,209,094
Net realized gain (loss)	3,705,804	(7,224,887)
Net change in unrealized appreciation (depreciation)	12,475,339	6,339,604

Net increase (decrease) in net assets resulting from operations	15,641,449	323,811

Dividends and/or distributions to shareholders:
Net investment income	—	(3,558,000)
Net realized gains	—	(9,968,759)

Total dividends and/or distributions to shareholders	—	(13,526,759)

Capital share transactions:
Proceeds from shares sold	9,054,357	33,872,482
Dividends and/or distributions reinvested	—	13,526,759
Cost of shares redeemed	(15,788,846)	(13,533,570)

Net increase (decrease) in net assets resulting from capital share transactions	(6,734,489)	33,865,671

Net increase (decrease) in net assets	8,906,960	20,662,723

Net assets:
Beginning of period/year	175,816,354	155,153,631

End of period/year	$184,723,314	$175,816,354

Undistributed (distributions in excess of) net investment income (loss)	$640,217	$1,179,911

Capital share transactions - shares:
Shares issued	982,692	3,746,390
Shares reinvested	—	1,561,981
Shares redeemed	(1,768,417)	(1,520,771)

Net increase (decrease) in shares outstanding	(785,725)	3,787,600

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the periods and years indicated:

	Service Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014 (A)
Net asset value, beginning of period/year	$8.65		$9.39		$9.89	$10.00

Investment operations:
Net investment income (loss) (B) (C)	(0.03)		0.06	(D)	0.39	(0.01)
Net realized and unrealized gain (loss)	0.84		(0.08)		(0.89)	(0.10)

Total investment operations	0.81		(0.02)		(0.50)	(0.11)

Dividends and/or distributions to shareholders:
Net investment income	—		(0.19)		—	—
Net realized gains	—		(0.53)		—	—

Total dividends and/or distributions to shareholders	—		(0.72)		—	—

Net asset value, end of period/year	$9.46		$8.65		$9.39	$9.89

Total return (E)	9.36	%(F)	(0.19)%		(5.06)%	(1.10	)%(F)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$184,723		$175,816		$155,154	$10,960
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	0.61	%(H)	0.63%		0.63%	2.31	%(H)
Including waiver and/or reimbursement and recapture	0.62	%(H)	0.61	%(D)	0.60%	0.60	%(H)
Net investment income (loss) to average net assets (C)	(0.61	)%(H)	0.72	%(D)	4.01%	(0.60	)%(H)
Portfolio turnover rate (I)	2	%(F)	2%		—%	—	%(F)

(A)	Commenced operations on November 10, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(E)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(F)	Not annualized.
(G)	Does not include expenses of the underlying funds in which the Portfolio invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the underlying funds in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2017

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Global Allocation Managed Risk - Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the NAV of the underlying portfolios. These investments are actively traded and no valuation adjustments are applied. Investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to each other as well as to other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of June 30, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2017.

Repurchase agreements at June 30, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at June 30, 2017, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of June 30, 2017.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized appreciation on futures contracts (A) (B)	$—	$228,954	$24,254	$—	$—	$253,208
Total	$—	$228,954	$24,254	$—	$—	$253,208

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized depreciation on futures contracts (A) (B)	$—	$(190,869)	$(466,423)	$—	$—	$(657,292)
Total	$—	$(190,869)	$(466,423)	$—	$—	$(657,292)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within cumulative appreciation (depreciation) on futures contracts as reported within the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of June 30, 2017.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$793,626	$3,868,514	$—	$—	$4,662,140
Total	$—	$793,626	$3,868,514	$—	$—	$4,662,140

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$293,078	$(633,689)	$—	$—	$(340,611)
Total	$—	$293,078	$(633,689)	$—	$—	$(340,611)

The following is a summary of the ending monthly average volume on derivative activity during the period ended June 30, 2017.

Futures Contracts at Notional Amount
Long	Short
11,347,903	—

6. INVESTMENT CONCENTRATION

Throughout the period, the Portfolio can have investments that account for a significant percentage of the Portfolio’s total assets. As of June 30, 2017, the most recent financial statements are included within this report for the following investments:

Investment	Percentage of Total Assets
Transamerica BlackRock Global Allocation VP	95.05%

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

All of the Portfolio holdings in investment companies are considered affiliated. Interest, dividends, realized and unrealized gains (losses) are broken out within the Statement of Operations.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Rate
First $5 billion	0.30%
Over $5 billion up to $10 billion	0.29%
Over $10 billion	0.24%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs including the investment management fee but excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective March 1, 2017
Initial Class	0.35%	May 1, 2018
Service Class	0.60%	May 1, 2018
Prior to March 1, 2017
Portfolio Level (A)	0.35%

(A)	Prior to March 1, 2017, TAM’s expense limitation contractual arrangements with the Portfolio was applied at the Portfolio level and excluded distribution fees for all applicable share classes.

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the period ended June 30, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of June 30, 2017, the balances available for recapture by TAM for the Portfolio are as follows:

Amounts Available from Fiscal Years
2015	2016	June 30, 2017	Total
$ 18,186	$ 34,809	$ 7,754	$ 60,749

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. For the period ended June 30, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the period ended June 30, 2017.

8. PRINCIPAL OWNERSHIP

As of June 30, 2017, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Service Class	1	95.30%	95.30%

9. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 3,194,418	$ 7,033,505

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

11. NEW ACCOUNTING PRONOUNCEMENT

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 7-8, 2017, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica BlackRock Global Allocation Managed Risk – Growth VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and Milliman Financial Risk Management LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2018.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Services, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.
In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed continuation of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder functions of the funds.

Investment Performance

In addition, the Board considered the performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmark, in each case for the period ended December 31, 2016.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Service Class Shares of the Portfolio was below the median for its peer universe for the past 1-year period. The Board also noted that the performance of Service Class Shares of the Portfolio was below its primary benchmark for the past 1-year period. The Trustees observed that the performance of the Portfolio had improved during the first quarter of 2017.

Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Service Class Shares of the Portfolio were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM had not made material changes to this methodology, which had been applied consistently for the Portfolio.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through its undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2017, and held for the entire period until June 30, 2017.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,074.30	$4.22	$1,020.70	$4.11	0.82%
Service Class	1,000.00	1,073.00	5.50	1,019.50	5.36	1.07

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2017

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	49.3%
Short-Term U.S. Government Obligations	14.1
U.S. Government Obligations	13.3
Foreign Government Obligations	10.7
Corporate Debt Securities	5.7
Exchange-Traded Funds	3.7
Securities Lending Collateral	2.8
Convertible Preferred Stocks	0.9
Preferred Stocks	0.7
Convertible Bonds	0.6
Loan Assignments	0.3
Over-the-Counter Options Purchased	0.3
Repurchase Agreements	0.2
Master Limited Partnership	0.1
Over-the-Counter Foreign Exchange Options Purchased	0.1
Over-the-Counter Interest Rate Swaptions Purchased	0.0 *
Warrants	0.0 *
Exchange-Traded Options Purchased	0.0 *
Common Stocks Sold Short	(0.8)
Net Other Assets (Liabilities) ^	(2.0)
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS - 49.3%
Belgium - 0.5%
Anheuser-Busch InBev SA	67,636	$ 7,470,889
Umicore SA	33,073	2,300,456

		9,771,345

Bermuda - 0.0% (A)
Axis Capital Holdings, Ltd.	3,763	243,316

Brazil - 0.1%
Azul SA, ADR (B)	74,253	1,565,253

Canada - 0.3%
EnCana Corp. (C)	587,124	5,166,691
Platinum Group Metals, Ltd. (B) (C)	342,388	286,100
Platinum Group Metals, Ltd. (B) (C)	63,433	53,317

		5,506,108

China - 0.4%
Alibaba Group Holding, Ltd., ADR (B)	53,422	7,527,160
Want Want China Holdings, Ltd. (C)	504,000	340,198

		7,867,358

Czech Republic - 0.0% (A)
CEZ AS	29,895	520,273

Finland - 0.3%
Nokia OYJ	1,015,378	6,210,267

France - 2.8%
Accor SA	58,817	2,757,314
AXA SA	112,914	3,088,704
Cie de Saint-Gobain	47,617	2,544,165
Cie Generale des Etablissements Michelin, Class B	19,944	2,651,480
Danone SA	164,532	12,367,026
Dassault Aviation SA	2,135	2,981,175
Safran SA	74,404	6,818,836
Sanofi	45,526	4,355,311
Sodexo SA	19,947	2,578,974
TOTAL SA	79,704	3,940,402
TOTAL SA, ADR	3,069	152,192
Ubisoft Entertainment SA (B)	43,769	2,483,540
Unibail-Rodamco SE, REIT (C)	12,015	3,027,964
Vinci SA	30,397	2,594,471

		52,341,554

Germany - 1.7%
Bayer AG	63,132	8,162,421
Deutsche Telekom AG	241,630	4,338,368
Evonik Industries AG	59,341	1,896,720
GEA Group AG	49,056	2,007,530
Innogy SE (C) (D)	244,936	9,641,707
Siemens AG, Class A	17,610	2,420,630
Vonovia SE	68,934	2,737,151

		31,204,527

Hong Kong - 0.7%
Brilliance China Automotive Holdings, Ltd.	668,000	1,216,653
China Mobile, Ltd., ADR	10,379	551,021
CK Infrastructure Holdings, Ltd.	60,000	504,134
CLP Holdings, Ltd.	62,000	655,938
Hang Lung Properties, Ltd.	123,000	307,207
HKT Trust & HKT, Ltd.	366,000	480,971
Jardine Matheson Holdings, Ltd.	8,300	532,860
Link REIT	75,500	574,413

	Shares	Value
COMMON STOCKS (continued)
Hong Kong (continued)
Power Assets Holdings, Ltd.	53,000	$ 468,059
Sino Land Co., Ltd.	226,000	370,518
Sun Hung Kai Properties, Ltd.	501,000	7,360,239
Swire Pacific, Ltd., Class A	48,500	473,666
Wharf Holdings, Ltd.	77,000	638,096

		14,133,775

Indonesia - 0.1%
Siloam International Hospitals Tbk PT (B)	2,009,963	1,704,189

Ireland - 0.4%
Accenture PLC, Class A	2,441	301,903
Medtronic PLC	8,641	766,888
Perrigo Co. PLC	74,267	5,608,644

		6,677,435

Italy - 0.9%
Ei Towers SpA (C)	58,411	3,379,069
Enel SpA	806,289	4,322,717
Luxottica Group SpA	49,828	2,882,544
RAI Way SpA (C) (D)	301,070	1,501,323
Snam SpA	59,086	257,523
Telecom Italia SpA (B)	4,887,442	4,510,410
Telecom Italia SpA	117,409	86,494

		16,940,080

Japan - 8.3%
Aisin Seiki Co., Ltd.	44,200	2,259,613
Ajinomoto Co., Inc.	170,800	3,684,785
Alfresa Holdings Corp.	19,300	371,844
Alpine Electronics, Inc.	13,500	201,765
Asahi Group Holdings, Ltd.	65,500	2,462,183
Asahi Kasei Corp.	250,000	2,683,930
Astellas Pharma, Inc.	23,200	283,515
Bridgestone Corp. (C)	94,600	4,070,807
Canon Marketing Japan, Inc.	16,400	372,691
Chiyoda Corp.	51,000	299,720
Chubu Electric Power Co., Inc.	58,900	781,580
COMSYS Holdings Corp.	19,700	405,122
Daikin Industries, Ltd.	22,500	2,294,510
Denso Corp.	105,800	4,460,579
East Japan Railway Co.	82,800	7,910,078
Exedy Corp.	11,300	317,977
FUJIFILM Holdings Corp.	12,400	445,397
Futaba Industrial Co., Ltd.	35,600	321,579
GS Yuasa Corp.	179,000	778,226
Hino Motors, Ltd.	34,100	378,064
Hirose Electric Co., Ltd.	3,300	470,024
Hitachi Chemical Co., Ltd.	73,900	2,201,067
Hoya Corp.	105,200	5,455,716
Inpex Corp.	350,200	3,365,781
Japan Airlines Co., Ltd.	194,000	5,992,052
Japan Tobacco, Inc. (C)	14,100	494,801
Kamigumi Co., Ltd.	36,000	377,044
KDDI Corp.	63,100	1,669,015
Keyence Corp.	1,600	701,880
Kinden Corp.	59,200	952,674
Koito Manufacturing Co., Ltd.	24,000	1,233,341
Komatsu, Ltd.	133,200	3,380,479
Kubota Corp.	140,200	2,352,767

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Kuraray Co., Ltd. (C)	24,400	$ 442,118
Kurita Water Industries, Ltd.	13,800	375,443
Kyocera Corp.	9,700	561,086
Kyushu Railway Co.	44,000	1,425,917
Mabuchi Motor Co., Ltd.	10,000	496,999
Maeda Road Construction Co., Ltd.	23,000	458,466
Makita Corp.	11,400	421,134
Medipal Holdings Corp.	22,100	408,302
Mitsubishi Electric Corp.	442,600	6,357,149
Mitsubishi Estate Co., Ltd.	156,500	2,912,938
Murata Manufacturing Co., Ltd.	31,300	4,750,309
Nintendo Co., Ltd.	10,200	3,417,079
Nippo Corp.	23,000	461,943
Nippon Telegraph & Telephone Corp.	15,300	722,321
Nippon Television Holdings, Inc.	33,200	557,294
Nitto Denko Corp.	38,500	3,162,836
NTT DOCOMO, Inc.	43,800	1,032,742
Okumura Corp.	159,000	1,068,718
Otsuka Holdings Co., Ltd.	13,400	570,669
Renesas Electronics Corp. (B)	136,000	1,183,765
Rinnai Corp.	12,400	1,154,283
Rohm Co., Ltd.	54,900	4,212,376
Sawai Pharmaceutical Co., Ltd.	6,600	370,269
Secom Co., Ltd.	7,200	545,721
Seino Holdings Co., Ltd.	25,200	334,506
Seven & i Holdings Co., Ltd.	6,100	250,996
Shimamura Co., Ltd.	3,400	415,950
Shin-Etsu Chemical Co., Ltd.	87,200	7,896,261
SHO-BOND Holdings Co., Ltd.	4,400	221,809
SKY Perfect JSAT Holdings, Inc.	38,200	164,042
Stanley Electric Co., Ltd.	16,000	482,241
Subaru Corp.	87,200	2,935,223
Sumitomo Electric Industries, Ltd.	144,900	2,228,735
Sumitomo Mitsui Financial Group, Inc.	174,200	6,782,145
Suzuken Co., Ltd.	9,800	324,997
Suzuki Motor Corp.	177,200	8,397,208
Toda Corp.	166,000	1,033,118
Toho Co., Ltd.	14,800	455,283
Tokio Marine Holdings, Inc.	92,900	3,841,546
Tokyo Gas Co., Ltd.	1,002,000	5,205,322
Tokyo Steel Manufacturing Co., Ltd.	44,800	378,794
Toray Industries, Inc.	269,000	2,248,862
Toyota Industries Corp.	113,100	5,942,841
Trend Micro, Inc.	13,500	694,954
TV Asahi Holdings Corp.	22,500	405,090
Ube Industries, Ltd.	684,000	1,757,511
West Japan Railway Co.	31,800	2,243,741
Yamada Denki Co., Ltd. (C)	58,300	289,232
Yamaha Corp.	13,300	458,804
Yamato Kogyo Co., Ltd.	10,300	263,739

		156,153,433

Netherlands - 1.8%
ABN AMRO Group NV, CVA (D)	109,000	2,889,513
ING Groep NV	355,184	6,125,667
Koninklijke Philips NV	264,560	9,395,886
Randstad Holding NV	39,707	2,318,360
Royal Dutch Shell PLC, Class A	179,948	4,775,433

	Shares	Value
COMMON STOCKS (continued)
Netherlands (continued)
Royal Dutch Shell PLC, Class A, ADR	168,309	$ 8,952,356

		34,457,215

Portugal - 0.1%
Jeronimo Martins SGPS SA	11,520	224,863
NOS SGPS SA (C)	159,736	969,499

		1,194,362

Republic of Korea - 0.5%
Coway Co., Ltd.	6,006	545,928
Doosan Bobcat, Inc.	96,397	2,999,373
Hyundai Motor Co.	18,586	2,590,978
KT&G Corp.	19,203	1,963,686
LG Chem, Ltd.	2,782	707,566
POSCO	2,156	540,814
SK Telecom Co., Ltd.	2,509	583,310

		9,931,655

Singapore - 0.3%
CapitaLand, Ltd.	1,428,200	3,630,797
ComfortDelGro Corp., Ltd.	340,800	569,341
Singapore Telecommunications, Ltd.	290,700	821,371

		5,021,509

Spain - 0.3%
Cellnex Telecom SA (D)	243,488	5,022,482
Gas Natural SDG SA	60,627	1,418,832

		6,441,314

Sweden - 0.6%
SKF AB, Class B	373,212	7,561,965
Svenska Handelsbanken AB, A Shares	217,140	3,108,370

		10,670,335

Switzerland - 0.9%
Chubb, Ltd.	29,710	4,319,240
Nestle SA	102,881	8,953,404
Novartis AG	6,835	568,811
UBS Group AG (B)	214,624	3,634,888

		17,476,343

Taiwan - 0.4%
Cathay Financial Holding Co., Ltd.	305,000	502,318
Cheng Shin Rubber Industry Co., Ltd.	504,000	1,071,953
Chunghwa Telecom Co., Ltd.	183,000	649,704
Far EasTone Telecommunications Co., Ltd.	193,000	491,699
Formosa Chemicals & Fibre Corp.	129,000	404,980
Formosa Petrochemical Corp.	92,000	317,554
Formosa Plastics Corp.	138,000	420,533
Fubon Financial Holding Co., Ltd. (B)	302,000	480,996
Hon Hai Precision Industry Co., Ltd.	179,400	690,000
Nan Ya Plastics Corp.	173,000	429,372
Taiwan Mobile Co., Ltd.	203,000	764,086
Uni-President Enterprises Corp.	343,000	687,804

		6,910,999

Thailand - 0.2%
Advanced Info Service PCL	135,200	706,447
Intouch Holdings PCL	42,400	71,145
Intouch Holdings PCL, F Shares	359,000	594,458
PTT Global Chemical PCL	286,300	577,320
Siam Cement PCL	42,800	632,770

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Thailand (continued)
Thai Oil PCL	130,500	$ 303,488

		2,885,628

United Arab Emirates - 0.3%
NMC Health PLC, Class A	167,352	4,764,771

United Kingdom - 2.8%
BAE Systems PLC	302,735	2,497,872
Berkeley Group Holdings PLC	52,280	2,197,331
BP PLC	250,166	1,442,769
BP PLC, ADR	165,449	5,732,808
GlaxoSmithKline PLC	415,024	8,840,661
GW Pharmaceuticals PLC, ADR (B)	3,921	393,080
HSBC Holdings PLC	1,019,685	9,452,005
Liberty Global PLC, Class A (B)	28,935	929,392
Meggitt PLC	314,562	1,953,865
Michael Kors Holdings, Ltd. (B)	113,701	4,121,661
National Grid PLC	17,266	214,042
Smiths Group PLC	121,588	2,529,045
Spire Healthcare Group PLC (D)	440,732	1,861,009
Unilever NV, CVA	7,553	416,840
Vodafone Group PLC	2,913,416	8,262,693
Vodafone Group PLC, ADR	94,551	2,716,450

		53,561,523

United States - 24.6%
3M Co.	1,098	228,593
AbbVie, Inc., Class G	3,676	266,547
Acadia Healthcare Co., Inc. (B) (C)	53,791	2,656,200
Adobe Systems, Inc. (B)	2,202	311,451
Advance Auto Parts, Inc.	25,203	2,938,418
Aetna, Inc.	61,891	9,396,911
Air Products & Chemicals, Inc.	62,290	8,911,207
Alliance Data Systems Corp.	714	183,277
Allstate Corp. (E)	50,204	4,440,042
Alphabet, Inc., Class C (B)	9,891	8,988,248
Altria Group, Inc.	6,168	459,331
Amazon.com, Inc. (B) (F)	17,131	16,582,808
Amdocs, Ltd.	5,049	325,459
American International Group, Inc.	2,195	137,231
American Tower Corp., Class A, REIT	2,932	387,962
Ameriprise Financial, Inc.	1,347	171,460
Amgen, Inc.	2,138	368,228
Anadarko Petroleum Corp., Class A	167,045	7,573,820
Analog Devices, Inc., Class A	1,654	128,681
Anthem, Inc.	26,223	4,933,333
Apple, Inc. (F)	127,896	18,419,582
Axalta Coating Systems, Ltd. (B)	183,326	5,873,765
Bank of America Corp.	629,691	15,276,304
Bank of New York Mellon Corp.	2,714	138,468
Baxter International, Inc.	12,687	768,071
Bed Bath & Beyond, Inc.	30,439	925,346
Berkshire Hathaway, Inc., Class A (B)	3	764,100
Berkshire Hathaway, Inc., Class B (B)	39,155	6,631,682
Biogen, Inc. (B)	10,153	2,755,118
Boeing Co.	1,360	268,940
Bristol-Myers Squibb Co.	7,233	403,023
Brookdale Senior Living, Inc., Class A (B)	194,415	2,859,845
Capital One Financial Corp.	2,650	218,943
Cardinal Health, Inc.	3,708	288,927

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Catalent, Inc. (B)	69,195	$ 2,428,744
CenterPoint Energy, Inc.	3,819	104,564
Charles Schwab Corp.	85,980	3,693,701
Charter Communications, Inc., Class A (B)	15,265	5,142,015
Chevron Corp.	1,011	105,478
Cisco Systems, Inc.	5,634	176,344
Citigroup, Inc.	129,844	8,683,967
Colgate-Palmolive Co.	7,828	580,290
Comcast Corp., Class A	346,169	13,472,897
CommScope Holding Co., Inc. (B)	138,129	5,253,046
Constellation Brands, Inc., Class A	1,695	328,372
Cooper Cos., Inc.	294	70,389
Crown Holdings, Inc. (B)	3,662	218,475
Cummins, Inc.	1,000	162,220
CVS Health Corp.	32,891	2,646,410
Delta Air Lines, Inc.	95,276	5,120,132
Discover Financial Services	45,529	2,831,449
DISH Network Corp., Class A (B)	40,839	2,563,056
E.I. du Pont de Nemours & Co.	136,903	11,049,441
Edgewell Personal Care Co. (B)	96,013	7,298,908
Electronic Arts, Inc. (B)	26,941	2,848,203
EQT Corp.	52,203	3,058,574
Expedia, Inc.	19,435	2,894,843
Facebook, Inc., Class A (B)	71,672	10,821,039
Fifth Third Bancorp	4,729	122,765
Ford Motor Co.	202,542	2,266,445
Fortune Brands Home & Security, Inc.	54,953	3,585,134
General Dynamics Corp.	1,755	347,666
General Electric Co.	30,134	813,919
Gilead Sciences, Inc.	137,820	9,754,900
Global Payments, Inc.	27,940	2,523,541
Goldman Sachs Group, Inc.	22,097	4,903,324
Goodyear Tire & Rubber Co.	4,690	163,962
H&R Block, Inc.	11,810	365,047
Hartford Financial Services Group, Inc.	10,071	529,432
HCA Healthcare, Inc. (B)	61,473	5,360,446
Helmerich & Payne, Inc. (C)	2,806	152,478
Home Depot, Inc.	26,376	4,046,078
Illinois Tool Works, Inc., Class A	1,484	212,583
Intel Corp.	6,534	220,457
International Paper Co.	5,074	287,239
Intuit, Inc.	9,027	1,198,876
Invitae Corp. (B)	39,922	381,654
Johnson & Johnson	5,887	778,791
JPMorgan Chase & Co.	83,755	7,655,207
Kansas City Southern	66,717	6,981,934
KLA-Tencor Corp.	2,614	239,207
Lear Corp.	1,489	211,557
Liberty Broadband Corp., Class A (B)	12,202	1,046,810
Liberty Broadband Corp., Class C (B)	30,257	2,624,795
Liberty Media Corp. - Liberty Formula One (B) (G) (H) (I) (J)	10,168	370,077
Liberty Media Corp. - Liberty SiriusXM, Class A (B)	44,190	1,855,096
Liberty Media Corp. - Liberty SiriusXM, Class C (B)	74,443	3,104,273
Lowe’s Cos., Inc.	121,986	9,457,575
ManpowerGroup, Inc.	1,366	152,514

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Marathon Oil Corp.	314,099	$ 3,722,073
Marathon Petroleum Corp.	191,772	10,035,429
Marsh & McLennan Cos., Inc.	50,287	3,920,375
Masco Corp.	96,732	3,696,130
Mastercard, Inc., Class A	27,477	3,337,082
McDonald’s Corp.	2,366	362,377
McKesson Corp.	1,175	193,335
MetLife, Inc.	84,190	4,625,399
Microsoft Corp.	54,002	3,722,358
Mohawk Industries, Inc. (B)	14,513	3,507,647
Mondelez International, Inc., Class A	16,512	713,153
Morgan Stanley	163,033	7,264,750
NextEra Energy, Inc.	62,482	8,755,603
Northrop Grumman Corp.	1,244	319,347
Nuance Communications, Inc. (B)	36,025	627,195
O’Reilly Automotive, Inc. (B)	11,885	2,599,725
Omnicom Group, Inc.	1,537	127,417
Packaging Corp. of America	3,178	353,997
PepsiCo, Inc.	5,883	679,428
Pfizer, Inc.	359,384	12,071,709
Phillips 66	2,770	229,051
Prudential Financial, Inc.	2,560	276,838
Pure Storage, Inc., Class A (B) (C)	214,374	2,746,131
PVH Corp.	1,129	129,271
QUALCOMM, Inc.	214,601	11,850,267
Ralph Lauren Corp., Class A	29,795	2,198,871
Raytheon Co.	1,417	228,817
Reinsurance Group of America, Inc., Class A	2,180	279,890
Rockwell Automation, Inc., Class B	1,295	209,738
Royal Caribbean Cruises, Ltd., Class A	1,160	126,707
Sabre Corp.	128,787	2,803,693
Schlumberger, Ltd.	43,705	2,877,537
Scripps Networks Interactive, Inc., Class A	2,682	183,207
Sempra Energy	32,993	3,719,961
Shire PLC	29,068	1,604,490
Simon Property Group, Inc., REIT	1,354	219,023
Snap, Inc., Class A (B) (C)	116,993	2,078,966
St. Joe Co. (B)	193,741	3,632,644
Starbucks Corp.	42,250	2,463,597
Stryker Corp.	995	138,086
SunTrust Banks, Inc.	49,108	2,785,406
Target Corp.	93,295	4,878,396
Tenet Healthcare Corp. (B) (C)	188,563	3,646,808
TESARO, Inc. (B) (C)	8,357	1,168,810
Thermo Fisher Scientific, Inc.	3,340	582,730
Travelers Cos., Inc.	5,200	657,956
TripAdvisor, Inc. (B) (C)	46,285	1,768,087
Tyson Foods, Inc., Class A	2,457	153,882
United Continental Holdings, Inc. (B)	114,701	8,631,250
United Rentals, Inc. (B)	2,043	230,267
UnitedHealth Group, Inc.	4,665	864,984
Unum Group	41,672	1,943,165
Urban Outfitters, Inc. (B) (C)	65,596	1,216,150
Valero Energy Corp.	5,768	389,109
VeriFone Systems, Inc. (B)	127,952	2,315,931
VeriSign, Inc. (B)	3,495	324,895
Verizon Communications, Inc.	181,081	8,087,077
Visa, Inc., Class A	33,839	3,173,421

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Vistra Energy Corp. (C)	60,931	$ 1,023,031
VMware, Inc., Class A (B) (C)	28,545	2,495,689
WABCO Holdings, Inc. (B)	1,577	201,083
Western Digital Corp.	1,791	158,683
WestRock Co.	53,602	3,037,089
Williams Cos., Inc.	251,340	7,610,575
Williams-Sonoma, Inc., Class A (C)	55,852	2,708,822
Wyndham Worldwide Corp.	3,123	313,580
Zimmer Biomet Holdings, Inc., Class A	55,949	7,183,852

		464,429,702

Total Common Stocks (Cost $815,604,689)		928,584,269

CONVERTIBLE PREFERRED STOCKS - 0.9%
United States - 0.9%
Anthem, Inc. 5.25%	72,303	3,819,044
Dominion Energy, Inc. 6.38%	16,200	774,360
Dominion Energy, Inc. Series A, 6.75%	59,765	3,007,375
Dropbox, Inc. 0.00% (B) (G) (H) (I) (J)	171,990	1,207,370
Mandatory Exchangeable Trust 5.75% (D)	28,361	4,652,821
Stericycle, Inc. ADR, 5.25% (C)	9,147	612,300
Wells Fargo & Co. Series L, Class A, 7.50%	552	723,733
Welltower, Inc. Series I, 6.50% (C)	27,594	1,828,378

Total Convertible Preferred Stocks (Cost $16,281,665)		16,625,381

PREFERRED STOCKS - 0.7%
United States - 0.7%
Citigroup Capital XIII 7.54% (K)	65,512	1,702,002
GMAC Capital Trust I Series 2, 6.97% (K)	72,616	1,902,539
Palantir Technologies, Inc. 0.00% (B) (G) (H) (I) (J)	212,750	1,704,128
Uber Technologies, Inc. 0.00% (B) (G) (H) (I) (J)	129,064	6,953,968
US Bancorp Series F, 6.50% (K)	30,500	905,545

Total Preferred Stocks (Cost $7,915,391)		13,168,182

EXCHANGE-TRADED FUNDS - 3.7%
United States - 3.7%
ETFS Physical Palladium Shares (B)	14,919	1,203,802
ETFS Physical Platinum Shares (B)	12,462	1,101,018
ETFS Physical Swiss Gold Shares (B)	26,125	3,146,231
iShares Gold Trust (B)	378,757	4,522,359
SPDR Gold Shares (B)	507,404	59,883,820

Total Exchange-Traded Funds (Cost $72,079,204)		69,857,230

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Shares	Value
MASTER LIMITED PARTNERSHIP - 0.1%
United States - 0.1%
NextEra Energy Partners, LP	66,533	$ 2,461,056

Total Master Limited Partnership (Cost $1,874,015)		2,461,056

WARRANTS - 0.0% (A)
Australia - 0.0% (A)
Quintis, Ltd. (B) (G) Exercise Price AUD 1.28 Expiration Date 07/15/2018	59,458	45,129
Quintis, Ltd., Class A (B) (D) (G) (I) Exercise Price AUD 1.28 Expiration Date 07/15/2018	368,642	18,153

Total Warrants (Cost $391,617)		63,282

	Principal	Value
CONVERTIBLE BONDS - 0.6%
India - 0.0% (A)
REI Agro, Ltd.
5.50%, 11/13/2014 (B) (I) (J) (L) (M)	$ 259,000	883
5.50%, 11/13/2014 (B) (D) (I) (M)	697,000	2,377
Suzlon Energy, Ltd. 5.75% (N), 07/16/2019 (D)	251,000	276,100

		279,360

Jersey, Channel Islands - 0.1%
Dana Gas Sukuk, Ltd. 7.00%, 10/31/2017 (D)	2,109,340	1,624,192

Netherlands - 0.3%
Bayer Capital Corp. BV 5.63%, 11/22/2019 (D)	EUR 2,900,000	4,032,314
Bio City Development Co. BV 8.00%, 07/06/2018 (B) (D) (G) (H) (I) (M)	$ 2,400,000	757,200

		4,789,514

Singapore - 0.0% (A)
CapitaLand, Ltd. 1.95%, 10/17/2023 (D)	SGD 1,250,000	929,726

Spain - 0.1%
Telefonica Participaciones SAU
4.90%, 09/25/2017 (J) (L)	EUR 500,000	530,528
4.90%, 09/25/2017 (D)	1,500,000	1,591,586
Telefonica SA 6.00%, 07/14/2017 (G) (J)	500,000	538,409

		2,660,523

United States - 0.1%
Cobalt International Energy, Inc.
2.63%, 12/01/2019	$ 1,892,000	491,920
3.13%, 05/15/2024	2,379,000	475,800
Delta Topco, Ltd. 2.00%, 07/23/2019 Cash Rate 2.00% (G) (H) (I) (J) (O)	117,262	146,964

		1,114,684

Total Convertible Bonds (Cost $16,185,397)		11,397,999

	Principal	Value
CORPORATE DEBT SECURITIES - 5.7%
Australia - 0.2%
Quintis, Ltd. 8.75%, 08/01/2023 (C) (D) (I)	$ 4,546,000	$ 3,409,500

Canada - 0.0% (A)
1011778 BC ULC / New Red Finance, Inc. 4.25%, 05/15/2024 (D)	477,000	473,990

Cayman Islands - 0.0% (A)
Odebrecht Finance, Ltd. 4.38%, 04/25/2025 (D)	929,000	357,665

Chile - 0.0% (A)
Inversiones Alsacia SA 8.00%, 12/31/2018 (B) (D) (I) (M)	963,587	33,725

France - 0.2%
BNP Paribas SA 2.40%, 12/12/2018, MTN	2,206,000	2,224,685
Danone SA 2.59%, 11/02/2023 (D)	1,507,000	1,470,345

		3,695,030

Germany - 0.0% (A)
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 5.50%, 01/15/2023 (D)	271,800	281,992

Ireland - 0.0% (A)
GE Capital International Funding Co. Unlimited Co. 2.34%, 11/15/2020	431,000	434,446

Italy - 0.2%
Intesa Sanpaolo SpA 3.88%, 01/15/2019, MTN	1,694,000	1,735,794
Telecom Italia SpA 5.30%, 05/30/2024 (D)	1,366,000	1,465,035

		3,200,829

Luxembourg - 0.2%
Allergan Funding SCS 3.45%, 03/15/2022	1,336,000	1,377,172
Intelsat Jackson Holdings SA
7.50%, 04/01/2021	1,225,000	1,130,062
8.00%, 02/15/2024 (D)	390,000	420,225

		2,927,459

Mexico - 0.2%
Petroleos Mexicanos
4.63%, 09/21/2023	1,634,000	1,653,608
4.88% (K), 03/11/2022 (D)	1,495,000	1,612,357
Trust F/1401 5.25%, 12/15/2024 (D)	543,000	565,535

		3,831,500

Netherlands - 0.2%
Constellium NV 7.00%, 01/15/2023 (D)	EUR 135,000	158,532
Cooperatieve Rabobank UA 3.95%, 11/09/2022	$ 353,000	368,677
ING Groep NV 6.00% (K), 04/16/2020 (P)	795,000	812,888
Petrobras Global Finance BV 6.13%, 01/17/2022	2,833,000	2,922,240

		4,262,337

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Singapore - 0.1%
Global Logistic Properties, Ltd. 3.88%, 06/04/2025, MTN (L)	$ 1,858,000	$ 1,766,741

Switzerland - 0.1%
UBS Group Funding Switzerland AG 4.13%, 09/24/2025 (D)	965,000	1,011,547

United Kingdom - 0.3%
HSBC Holdings PLC 6.38% (K), 09/17/2024 (P)	2,707,000	2,835,583
Lloyds Bank PLC 13.00% (K), 01/21/2029, MTN (P)	GBP 1,289,000	3,150,376

		5,985,959

United States - 4.0%
AbbVie, Inc.
2.30%, 05/14/2021	$ 1,279,000	1,275,827
2.50%, 05/14/2020	1,579,000	1,597,305
Activision Blizzard, Inc. 2.30%, 09/15/2021	360,000	357,654
Ally Financial, Inc. 3.50%, 01/27/2019	891,000	903,251
American Express Co. 4.90% (K), 03/15/2020 (P)	905,000	919,933
American Express Credit Corp. 2.70%, 03/03/2022, MTN	2,850,000	2,876,257
American Tower Corp. 3.40%, 02/15/2019	615,000	627,850
Apple, Inc.
3.20%, 05/11/2027	2,330,000	2,357,214
3.35%, 02/09/2027	2,465,000	2,520,051
AT&T, Inc. 3.00%, 06/30/2022	2,929,000	2,930,514
Bank of America Corp.
2.60%, 01/15/2019	731,000	737,884
3.30%, 01/11/2023, MTN	1,553,000	1,583,591
Becton Dickinson and Co.
2.68%, 12/15/2019	602,000	609,371
2.89%, 06/06/2022	1,110,000	1,113,470
3.13%, 11/08/2021	1,364,000	1,389,354
Berkshire Hathaway, Inc. 2.75%, 03/15/2023	1,031,000	1,044,661
Cablevision Systems Corp. 5.88%, 09/15/2022	416,000	437,320
CCO Holdings LLC / CCO Holdings Capital Corp. 5.13%, 05/01/2027 (D)	1,155,000	1,180,988
Citigroup, Inc.
2.70%, 03/30/2021	1,447,000	1,456,602
2.90%, 12/08/2021	664,000	670,728
5.88% (K), 03/27/2020 (C) (P)	1,660,000	1,743,349
E.I. du Pont de Nemours & Co. 2.20%, 05/01/2020	1,560,000	1,568,466
eBay, Inc. 3.80%, 03/09/2022	727,000	759,715
Edgewell Personal Care Co. 4.70%, 05/19/2021 - 05/24/2022	1,487,000	1,585,435
Ford Motor Credit Co. LLC
2.26%, 03/28/2019	580,000	581,581
2.55%, 10/05/2018	368,000	370,422
5.00%, 05/15/2018	1,088,000	1,115,830

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Forest Laboratories LLC 5.00%, 12/15/2021 (D)	$ 666,000	$ 727,141
General Electric Co.
5.00% (K), 01/21/2021 (P)	1,421,000	1,508,249
5.55%, 05/04/2020, MTN	149,000	163,677
6.38% (K), 11/15/2067, MTN (C)	874,000	882,740
General Motors Financial Co., Inc. 3.45%, 04/10/2022	577,000	586,462
Goldman Sachs Group, Inc.
2.60%, 12/27/2020	4,665,000	4,689,841
5.38% (K), 05/10/2020 (P)	1,505,000	1,581,454
5.70% (K), 05/10/2019 (P)	1,435,000	1,493,476
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. 4.63%, 04/01/2025 (D)	1,030,000	1,062,188
Hughes Satellite Systems Corp. 7.63%, 06/15/2021	192,000	218,160
JPMorgan Chase & Co.
2.16% (K), 01/15/2023	1,637,000	1,646,924
2.30%, 08/15/2021, MTN	2,000,000	1,988,364
4.35%, 08/15/2021	614,000	657,198
Medtronic, Inc. 3.15%, 03/15/2022	1,641,000	1,698,168
Morgan Stanley 5.45% (K), 07/15/2019 (P)	1,010,000	1,045,855
Mylan, Inc. 2.55%, 03/28/2019	1,019,000	1,026,356
NBCUniversal Enterprise, Inc. 5.25%, 03/19/2021 (D) (P)	1,086,000	1,154,266
Oracle Corp. 1.90%, 09/15/2021	2,281,000	2,260,943
Prudential Financial, Inc.
5.63% (K), 06/15/2043	531,000	583,436
5.88% (K), 09/15/2042	802,000	893,588
QUALCOMM, Inc.
2.60%, 01/30/2023	1,450,000	1,444,710
3.00%, 05/20/2022	1,720,000	1,763,919
Sherwin-Williams Co.
2.25%, 05/15/2020	890,000	891,991
2.75%, 06/01/2022	515,000	514,693
Synchrony Financial 3.75%, 08/15/2021	375,000	385,172
T-Mobile USA, Inc.
4.00%, 04/15/2022 (C)	232,000	241,442
6.00%, 04/15/2024	920,000	984,400
USB Capital IX 3.50% (K), 07/31/2017 (P)	372,000	330,299
Verizon Communications, Inc.
2.45%, 11/01/2022	349,000	342,095
2.63%, 08/15/2026	697,000	641,098
3.13%, 03/16/2022	7,115,000	7,220,010
Volkswagen Group of America Finance LLC 2.45%, 11/20/2019 (J) (L)	644,000	647,560

		75,590,498

Total Corporate Debt Securities (Cost $108,323,498)		107,263,218

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS - 10.7%
Argentina - 0.6%
Argentina Republic Government International Bond
3.88%, 01/15/2022 (J) (L)	EUR 917,000	$ 1,040,805
5.63%, 01/26/2022	$ 1,595,000	1,633,280
6.88%, 04/22/2021 - 01/26/2027	3,781,000	3,965,056
7.50%, 04/22/2026	3,542,000	3,816,505
City of Buenos Aires 8.95%, 02/19/2021 (D)	299,000	332,638

		10,788,284

Australia - 1.5%
Australia Government Bond
3.00%, 03/21/2047 (J) (L)	AUD 6,001,000	4,196,374
5.50%, 04/21/2023 (J) (L)	2,703,000	2,439,216
5.75%, 05/15/2021 - 07/15/2022 (J) (L)	24,920,000	22,163,667

		28,799,257

Brazil - 1.0%
Brazil Government International Bond
2.63%, 01/05/2023	$ 1,345,000	1,245,806
4.88%, 01/22/2021(C)	822,000	861,456
Brazil Notas do Tesouro Nacional
Series B,
6.00%, 08/15/2022	BRL 5,498,000	5,053,680
Series F,
10.00%, 01/01/2018 - 01/01/2023	39,924,000	11,379,734

		18,540,676

Canada - 1.0%
Canada Government Bond
0.50%, 08/01/2018	CAD 19,138,000	14,672,860
0.75%, 03/01/2021	4,710,000	3,561,229

		18,234,089

Germany - 0.5%
Bundesrepublik Deutschland Zero Coupon, 08/15/2026 (J) (L)	EUR 7,999,094	8,810,842

Hungary - 0.3%
Hungary Government International Bond
6.25%, 01/29/2020	$ 1,442,000	1,577,548
6.38%, 03/29/2021	4,042,000	4,545,229

		6,122,777

Indonesia - 0.2%
Indonesia Government International Bond
2.63%, 06/14/2023 (D)	EUR 2,176,000	2,607,799
3.70%, 01/08/2022 (D)	$ 630,000	647,448
4.88%, 05/05/2021 (J) (L)	465,000	499,414
6.88%, 01/17/2018 (D)	1,020,000	1,046,520

		4,801,181

Japan - 1.0%
2-Year Japan Government Bond
0.10%, 03/15/2018 - 10/15/2018	JPY 2,228,200,000	19,855,575

Mexico - 1.2%
Mexico Bonos
Series M,
6.50%, 06/10/2021	MXN 270,352,500	14,838,533
8.50%, 12/13/2018	135,070,600	7,612,032

		22,450,565

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
New Zealand - 0.5%
New Zealand Government Bond
6.00%, 05/15/2021 (L)	NZD 10,664,000	$ 8,848,080

Poland - 1.3%
Republic of Poland Government Bond
2.50%, 07/25/2026 - 07/25/2027	PLN 76,163,000	19,191,522
3.25%, 07/25/2025	17,599,000	4,788,929
Republic of Poland Government International Bond
5.00%, 03/23/2022	$ 653,000	724,830

		24,705,281

Republic of Korea - 0.1%
Export-Import Bank of Korea
2.63%, 12/30/2020	1,132,000	1,136,927
2.88%, 09/17/2018	618,000	623,845

		1,760,772

Saudi Arabia - 0.1%
Saudi Arabia Government International Bond
2.38%, 10/26/2021 (D)	2,060,000	2,027,040

Turkey - 0.3%
Turkey Government Bond
11.00%, 03/02/2022	TRY 18,059,000	5,230,178

United Kingdom - 1.1%
U.K. Gilt
Series 2022,
0.50%, 07/22/2022 (L)	GBP 4,520,486	5,831,295
Series 2024,
2.75%, 09/07/2024 (J) (L)	9,607,376	14,092,405
Series 2025,
2.00%, 09/07/2025 (L)	291,616	407,864

		20,331,564

Total Foreign Government Obligations (Cost $201,403,837)		201,306,161

LOAN ASSIGNMENTS - 0.3%
Marshall Islands - 0.0% (A)
Drillships Financing Holding, Inc. Term Loan B1, 8.25% (K), 03/31/2021	$ 628,110	404,084

United States - 0.3%
Fieldwood Energy LLC
1st Lien Term Loan,
8.30% (K), 08/31/2020	249,657	233,429
8.42% (K), 09/30/2020	337,037	264,574
2nd Lien Term Loan,
8.42% (K), 09/30/2020	567,243	314,820
Hilton Worldwide Finance LLC Term Loan B2,
3.22% (K), 10/25/2023	1,838,291	1,843,142
Neiman Marcus Group, Inc. Term Loan,
4.34% (K), 10/25/2020	679,415	508,712
Seadrill Partners Finco LLC Term Loan B,
4.30% (K), 02/21/2021	1,599,249	1,007,527

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
LOAN ASSIGNMENTS (continued)
United States (continued)
Sheridan Investment Partners II, LP
Term Loan A,
4.71% (K), 12/16/2020	$ 185,525	$ 155,223
Term Loan B,
4.71% (K), 12/16/2020	1,334,235	1,116,311
Term Loan M,
4.71% (K), 12/16/2020	69,125	57,835

		5,501,573

Total Loan Assignments (Cost $7,153,937)		5,905,657

U.S. GOVERNMENT OBLIGATIONS - 13.3%
U.S. Treasury - 12.4%
U.S. Treasury Note
0.75%, 12/31/2017 (E)	4,500,000	4,490,977
1.13%, 07/31/2021	4,064,000	3,961,132
1.75%, 05/31/2022 - 06/30/2022	124,887,300	124,118,565
1.88%, 04/30/2022	64,159,100	64,146,589
2.25%, 02/15/2027	37,307,200	37,133,796

		233,851,059

U.S. Treasury Inflation-Protected Securities - 0.9%
U.S. Treasury Inflation-Indexed Note
0.38%, 01/15/2027	17,581,899	17,267,869

Total U.S. Government Obligations (Cost $251,560,012)		251,118,928

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 14.1%
U.S. Treasury Bill
0.79% (Q), 07/06/2017 - 08/10/2017	37,000,000	36,986,528
0.80% (Q), 07/27/2017 (C)	31,000,000	30,983,043
0.80% (Q), 07/20/2017	34,495,000	34,482,271
0.84% (Q), 07/13/2017	4,000,000	3,999,140
0.85% (Q), 07/06/2017	2,000,000	1,999,874
0.86% (Q), 08/17/2017	76,000,000	75,914,120
0.87% (Q), 07/20/2017	35,000,000	34,987,085
0.88% (Q), 07/27/2017 (C)	37,000,000	36,979,761
0.97% (Q), 09/07/2017	10,000,000	9,982,580

Total Short-Term U.S. Government Obligations (Cost $266,306,676)		266,314,402

	Number of Contracts	Value
EXCHANGE-TRADED OPTIONS PURCHASED - 0.0% (A)
Call - Wynn Resorts, Ltd. Exercise Price $140 Expiration Date 09/15/2017	19	11,400

Total Exchange-Traded Options Purchased (Cost $12,889)		11,400

OVER-THE-COUNTER OPTIONS PURCHASED - 0.3% (R)
Call - Aflac, Inc. Exercise Price $85 Expiration Date 01/19/2018, GSI	28,610	26,464
Call - Allstate Corp. Exercise Price $80 Expiration Date 01/19/2018, GSI	10,677	108,105

	Number of Contracts	Value
OVER-THE-COUNTER OPTIONS PURCHASED (continued) (R)
Call - BB&T Corp. Exercise Price $40 Expiration Date 01/19/2018, GSI	20,734	$ 129,069
Call - BP PLC Exercise Price $40 Expiration Date 01/18/2019, UBS	157,914	148,439
Call - Capital One Financial Corp. Exercise Price $80 Expiration Date 01/19/2018, GSI	21,224	158,119
Call - Charles Schwab Corp. Exercise Price $40 Expiration Date 01/19/2018, GSI	33,866	176,103
Call - Chevron Corp. Exercise Price $125 Expiration Date 01/18/2019, UBS	50,073	100,396
Call - CIT Group, Inc. Exercise Price $42 Expiration Date 01/19/2018, GSI	12,755	101,083
Call - CME Group, Inc. Exercise Price $115 Expiration Date 01/19/2018, GSI	11,884	148,550
Call - ConocoPhillips Exercise Price $53 Expiration Date 01/18/2019, UBS	82,964	194,965
Call - E*TRADE Financial Corp. Exercise Price $35 Expiration Date 01/19/2018, GSI	45,507	237,774
Call - ETFS Physical Swiss Gold Shares Exercise Price $125 Expiration Date 09/15/2017, MSCS	58,969	54,546
Call - EURO STOXX 50® Index (S) Exercise Price EUR 3,427 Expiration Date 09/21/2018, DUB	375	89,660
Call - EURO STOXX 50® Index Exercise Price EUR 3,650 Expiration Date 12/15/2017, CITI	1,484	80,849
Call - Exxon Mobil Corp. Exercise Price $95 Expiration Date 01/18/2019, UBS	34,044	46,640
Call - Fifth Third Bancorp Exercise Price $25 Expiration Date 01/19/2018, GSI	33,866	83,988
Call - Franklin Resources, Inc. Exercise Price $45 Expiration Date 01/19/2018, GSI	48,658	132,593
Call - Manulife Financial Corp. Exercise Price CAD 22 Expiration Date 01/19/2018, GSI	42,304	86,122
Call - MetLife, Inc. Exercise Price $53 Expiration Date 01/19/2018, GSI	33,866	160,863
Call - Occidental Petroleum Corp. Exercise Price $75 Expiration Date 01/18/2019, UBS	73,161	99,499
Call - Royal Dutch Shell PLC Exercise Price $60 Expiration Date 01/18/2019, UBS	90,139	121,688

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Number of Contracts	Value
OVER-THE-COUNTER OPTIONS PURCHASED (continued) (R)
Call - Schlumberger, Ltd. Exercise Price $90 Expiration Date 01/18/2019, UBS	49,278	$ 42,625
Call - SPDR Gold Shares Exercise Price $120 Expiration Date 11/17/2017, JPM	50,364	133,154
Call - SPDR Gold Shares Exercise Price $120 Expiration Date 12/15/2017, MSCS	48,494	164,880
Call - SPDR Gold Shares Exercise Price $121 Expiration Date 07/21/2017, MSCS	51,870	12,708
Call - SPDR Gold Shares Exercise Price $121 Expiration Date 08/18/2017, MSCS	49,010	37,493
Call - SPDR Gold Shares Exercise Price $122 Expiration Date 09/29/2017, MSCS	65,039	85,201
Call - SPDR Gold Shares Exercise Price $122 Expiration Date 10/20/2017, JPM	40,793	65,460
Call - SPDR Gold Shares Exercise Price $123 Expiration Date 07/21/2017, MSCS	30,563	3,515
Call - Suncor Energy, Inc. Exercise Price $35 Expiration Date 01/18/2019, UBS	106,321	135,028
Call - SunTrust Banks, Inc. Exercise Price $55 Expiration Date 01/19/2018, GSI	29,086	135,977
Call - Synchrony Financial Exercise Price $35 Expiration Date 01/19/2018, GSI	53,895	43,116
Call - TD Ameritrade Holding Corp. Exercise Price $40 Expiration Date 01/19/2018, GSI	53,432	256,474
Call - TOPIX Index Exercise Price JPY 1,600 Expiration Date 07/14/2017, GSI	568,520	114,110
Call - TOPIX Index Exercise Price JPY 1,600 Expiration Date 08/10/2017, SG	588,662	174,128
Call - TOPIX Index Exercise Price JPY 1,600 Expiration Date 09/08/2017, UBS	386,704	145,933
Call - Total SA Exercise Price $60 Expiration Date 01/18/2019, UBS	108,581	95,008
Call - Travelers Cos., Inc. Exercise Price $135 Expiration Date 01/19/2018, GSI	19,388	32,475
Call - Wells Fargo & Co. Exercise Price $55 Expiration Date 01/19/2018, GSI	70,025	234,584

Total Over-the-Counter Options Purchased (Cost $4,793,602)		4,397,384

	Notional Amount	Value
OVER-THE-COUNTER FOREIGN EXCHANGE OPTIONS PURCHASED - 0.1% (R)
Call - EUR vs. USD Exercise Price EUR 1 Expiration Date 09/08/2017, UBS	11,835,314	$ 227,827
Call - EUR vs. USD Exercise Price EUR 1 Expiration Date 09/14/2017, BNP	11,971,540	206,521
Call - EUR vs. USD Exercise Price EUR 1 Expiration Date 09/27/2017, UBS	12,070,897	225,883
Call - EUR vs. USD Exercise Price EUR 1 Expiration Date 05/18/2018, BCLY	23,730,499	476,159
Call - EUR vs. USD Exercise Price EUR 1 Expiration Date 03/27/2018, UBS	46,347,009	607,485
Call - GBP vs. USD Exercise Price GBP 1 Expiration Date 08/21/2017, JPM	11,388,080	316,731
Call - USD vs. BRL Exercise Price $3 Expiration Date 10/27/2017, BNP	5,934,000	381,954

Total Over-the-Counter Foreign Exchange Options Purchased (Cost $1,880,276)		2,442,560

OVER-THE-COUNTER INTEREST RATE SWAPTIONS PURCHASED - 0.0% (A) (R)
Call - Pays Floating Rate Index 3-Month USD-LIBOR Exercise Rate 2.06% Expiration Date 09/05/2017, BOA	24,087,966	68,360
Call - Pays Floating Rate Index 3-Month USD-LIBOR Exercise Rate 2.10% Expiration Date 10/16/2017, BOA	24,179,170	135,735
Put - Receives Floating Rate Index 3-Month USD-LIBOR Exercise Rate 2.75% Expiration Date 05/02/2018, GSI	5,597,794	202,563
Put - Receives Floating Rate Index 6-Month EUR-EURIBOR Exercise Rate 0.46% Expiration Date 10/03/2017, GSI	EUR 46,872,681	117,205
Put - Receives Floating Rate Index 6-Month EUR-EURIBOR Exercise Rate 1.50% Expiration Date 07/10/2017, GSI	4,398,600	73,348
Put - Receives Floating Rate Index 6-Month JPY-LIBOR Exercise Rate 1.07% Expiration Date 04/04/2018, DUB	JPY 269,375,596	175

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $946,194)		597,386

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Shares	Value
SECURITIES LENDING COLLATERAL - 2.8%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.97% (Q)	52,131,176	$ 52,131,176

Total Securities Lending Collateral (Cost $52,131,176)		52,131,176

	Principal	Value
REPURCHASE AGREEMENTS - 0.2%
State Street Bank & Trust Co. 0.05% (Q), dated 06/30/2017, to be repurchased at $419,582 on 07/03/2017. Collateralized by a U.S. Government Obligation, 3.50%, due 05/15/2020, and with a value of $429,358.	$ 419,580	419,580
State Street Bank & Trust Co. 0.12% (Q), dated 06/30/2017, to be repurchased at $3,793,586 on 07/03/2017. Collateralized by a U.S. Government Obligation, 1.38%, due 05/31/2021, and with a value of $3,869,606.	3,793,548	3,793,548

Total Repurchase Agreements (Cost $4,213,128)		4,213,128

Total Investments (Cost $1,829,057,203) (T)		1,937,858,799

	Shares	Value
SECURITIES SOLD SHORT - (0.8)%
COMMON STOCKS - (0.8)%
Banks - (0.3)%
Bank of Montreal	(32,172)	$ (2,362,290)
Royal Bank of Canada	(40,251)	(2,922,605)

		(5,284,895)

Equity Real Estate Investment Trusts - (0.2)%
Prologis, Inc., REIT	(66,668)	(3,909,411)

Household Products - (0.1)%
Procter & Gamble Co.	(29,598)	(2,579,466)

Machinery - (0.2)%
Caterpillar, Inc.	(25,734)	(2,765,376)

Total Common Stocks (Proceeds $13,129,152)		(14,539,148)

Total Securities Sold Short (Proceeds $13,129,152)		(14,539,148)

Net Other Assets (Liabilities) - (2.0)%		(38,318,104)

Net Assets - 100.0%		$ 1,885,001,547

EXCHANGE-TRADED OPTIONS WRITTEN:

Description	Exercise Price		Expiration Date	Number of Contracts	Premiums (Received)	Value
Put - Wynn Resorts, Ltd.	USD	125.00	09/15/2017	19	$(7,076)	$(9,025)

OVER-THE-COUNTER OPTIONS WRITTEN: (R)

Description	Counterparty	Exercise Price		Expiration Date	Number of Contracts	Premiums (Received)	Value
Call - ETFS Physical Swiss Gold Shares	MSCS	USD	140.00	09/15/2017	58,969	$(50,147)	$(8,845)
Call - SPDR Gold Shares	JPM	USD	137.00	11/17/2017	50,364	(53,889)	(21,105)
Call - SPDR Gold Shares	MSCS	USD	137.00	12/15/2017	48,494	(24,446)	(23,762)
Call - SPDR Gold Shares	JPM	USD	146.00	10/20/2017	40,792	(22,436)	(4,838)
Call - TOPIX Index	SG	JPY	1,700.00	08/10/2017	588,662	(26,018)	(9,063)
Call - TOPIX Index	UBS	JPY	1,750.00	09/08/2017	386,704	(42,316)	(5,287)
Put - BP PLC	UBS	USD	25.00	01/18/2019	157,914	(176,864)	(150,808)
Put - Chevron Corp.	UBS	USD	80.00	01/18/2019	50,073	(162,737)	(161,485)
Put - ConocoPhillips	UBS	USD	35.00	01/18/2019	82,964	(180,322)	(189,573)
Put - EURO STOXX 50® Index (S)	DUB	EUR	2,586.07	09/21/2018	375	(136,732)	(25,041)
Put - Exxon Mobil Corp.	UBS	USD	60.00	01/18/2019	34,044	(54,470)	(59,066)
Put - Occidental Petroleum Corp.	UBS	USD	45.00	01/18/2019	73,161	(160,954)	(160,223)
Put - Royal Dutch Shell PLC	UBS	USD	40.00	01/18/2019	90,139	(189,292)	(130,702)
Put - Schlumberger, Ltd.	UBS	USD	60.00	01/18/2019	49,278	(160,154)	(245,158)
Put - SPDR Gold Shares	JPM	USD	103.00	11/17/2017	50,364	(34,248)	(14,161)
Put - SPDR Gold Shares	MSCS	USD	105.00	09/29/2017	65,039	(107,126)	(9,105)
Put - SPDR Gold Shares	JPM	USD	105.00	10/20/2017	40,792	(34,673)	(9,134)
Put - Suncor Energy Inc.	UBS	USD	25.00	01/18/2019	106,321	(205,731)	(221,679)
Put - TOPIX Index	GSI	JPY	1,475.00	07/14/2017	284,260	(94,248)	(2,012)
Put - Total SA	UBS	USD	40.00	01/18/2019	108,581	(244,307)	(214,448)

Total						$(2,161,110)	$(1,665,495)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

OVER-THE-COUNTER FOREIGN EXCHANGE OPTIONS WRITTEN: (R)

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Premiums (Received)	Value
Call - GBP vs. USD	JPM	GBP	1.34	08/21/2017	GBP	22,776,160	$(183,149)	$(72,619)
Call - USD vs. BRL	BNP	USD	3.55	10/27/2017	USD	11,868,000	(215,642)	(175,623)
Call - USD vs. ZAR	DUB	USD	13.95	08/24/2017	USD	5,948,280	(74,354)	(49,769)
Put - EUR vs. USD	UBS	EUR	1.07	09/08/2017	EUR	11,835,314	(83,452)	(3,434)
Put - USD vs. BRL	BNP	USD	3.00	10/27/2017	USD	5,934,000	(53,109)	(5,910)

Total							$(609,706)	$(307,355)

OVER-THE-COUNTER INTEREST RATE SWAPTIONS WRITTEN: (R)

Description	Counterparty	Floating Rate Index	Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Value
Call - 10-Year	BOA	3-Month USD-LIBOR	Receive	1.81%	09/05/2017	USD	24,087,966	$(61,425)	$(17,183)
Call - 10-Year	BOA	3-Month USD-LIBOR	Receive	1.85	10/16/2017	USD	24,179,170	(101,553)	(48,590)
Put - 5-Year	GSI	3-Month USD-LIBOR	Pay	0.76	10/03/2017	EUR	46,872,681	(63,662)	(20,498)
Put - 5-Year	GSI	3-Month USD-LIBOR	Pay	2.50	05/02/2018	USD	25,606,929	(190,563)	(128,937)
Put - 5-Year	GSI	3-Month USD-LIBOR	Pay	2.70	11/02/2017	USD	28,957,050	(115,104)	(191,235)
Put - 10-Year	BOA	3-Month USD-LIBOR	Pay	2.42	10/16/2017	USD	24,179,170	(108,806)	(204,383)
Put - 10-Year	BOA	3-Month USD-LIBOR	Pay	2.51	09/05/2017	USD	24,087,966	(51,789)	(69,833)

Total								$(692,902)	$(680,659)

CENTRALLY CLEARED SWAP AGREEMENTS: (U)

Credit Default Swap Agreements on Credit Indices - Sell Protection (V)
Reference Obligation	Fixed Rate Receivable	Expiration Date	Notional Amount (W)		Fair Value (X)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North America High Yield Index - Series 26	5.00%	12/20/2021	USD	1,287,039	$98,154	$50,506	$47,648
North America High Yield Index - Series 28	5.00	06/20/2022	USD	1,507,087	105,664	109,480	(3,816)

Total					$203,818	$159,986	$43,832

Interest Rate Swap Agreements
Floating Rate Index	Pay/Receive Fixed Rate	Fixed Rate	Expiration Date	Notional Amount		Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	Receive	2.40%	03/07/2023	USD	23,062,897	$321,839	$171	$321,668
3-Month USD-LIBOR	Pay	3.03	04/19/2027	USD	30,491,352	(494,821)	241	(495,062)
6-Month EUR-EURIBOR	Pay	0.37	08/15/2026	EUR	7,999,094	329,970	250	329,720
6-Month EUR-EURIBOR	Receive	0.37	08/15/2026	EUR	8,060,000	15,213	—	15,213
6-Month EUR-EURIBOR	Pay	0.42	03/07/2023	EUR	20,410,664	40,853	159	40,694

Total						$213,054	$821	$212,233

OVER-THE-COUNTER SWAP AGREEMENTS: (R)

Cross Currency Swap Agreements
Fixed Rate Receivable	Fixed Rate Payable	Counterparty	Expiration Date	Notional Amount Receivable		Notional Amount Payable		Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
1.84%	0.10%	BOA	03/15/2018	USD	3,219,125	JPY	360,250,000	$60,572	$15,834	$44,738
1.69	0.10	BOA	03/15/2018	USD	4,873,355	JPY	549,550,000	58,305	18,391	39,914
2.01	0.10	BOA	10/15/2018	USD	12,837,552	JPY	1,318,400,000	1,327,066	30,459	1,296,607

Total								$1,445,943	$64,684	$1,381,259

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

OVER-THE-COUNTER SWAP AGREEMENTS (continued) (R):

Total Return Swap Agreements (Y)

Reference Entity	Counterparty	Pay/Receive	Expiration Date	Number of Shares or Units	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
EURO STOXX 50® Index Dividend Futures	BNP	Receive	12/21/2018	5,900	$58,795	$—	$58,795
EURO STOXX 50® Index Dividend Futures	BNP	Receive	12/21/2018	3,200	33,625	—	33,625
EURO STOXX 50® Index Dividend Futures	BNP	Receive	12/21/2018	4,100	60,408	—	60,408
EURO STOXX 50® Index Dividend Futures	BNP	Receive	12/20/2019	2,700	59,209	—	59,209
EURO STOXX 50® Index Dividend Futures	BNP	Receive	12/20/2019	5,700	121,091	—	121,091
EURO STOXX 50® Index Dividend Futures	BNP	Receive	12/20/2019	5,200	106,905	—	106,905
EURO STOXX 50® Index Dividend Futures	BNP	Receive	12/27/2019	4,100	79,608	—	79,608
EURO STOXX 50® Index Dividend Futures	BNP	Receive	12/18/2020	3,000	66,473	—	66,473
EURO STOXX 50® Index Dividend Futures	BNP	Receive	12/18/2020	1,600	35,270	—	35,270
EURO STOXX 50® Index Dividend Futures	BNP	Receive	12/18/2020	1,400	31,181	—	31,181
EURO STOXX 50® Index Dividend Futures	BNP	Receive	12/18/2020	1,200	27,000	—	27,000
EURO STOXX 50® Index Dividend Futures	BNP	Receive	12/18/2020	1,600	34,173	—	34,173
EURO STOXX 50® Index Dividend Futures	BNP	Receive	12/18/2020	4,800	102,519	—	102,519
EURO STOXX 50® Index Dividend Futures	BNP	Receive	12/18/2020	4,400	44,224	—	44,224
EURO STOXX 50® Index Dividend Futures	BNP	Receive	12/17/2021	2,200	11,559	—	11,559
EURO STOXX 50® Index Dividend Futures	BNP	Receive	12/17/2021	2,200	20,353	—	20,353
EURO STOXX 50® Index Dividend Futures	BNP	Pay	12/17/2021	2,400	(4,112)	—	(4,112)
EURO STOXX 50® Index Dividend Futures	BNP	Pay	12/16/2022	2,400	(6,305)	—	(6,305)
EURO STOXX 50® Index Dividend Futures	BNP	Pay	12/21/2017	2,400	(1,096)	—	(1,096)
S&P 500® Annual Dividend Futures	BNP	Receive	12/21/2018	23,500	128,075	—	128,075
S&P 500® Annual Dividend Futures	GSI	Receive	12/18/2020	9,500	65,787	—	65,787
S&P 500® Annual Dividend Futures	BNP	Receive	12/17/2021	12,000	96,000	—	96,000
SGX Nikkei Stock Average Dividend Point Index Futures	BNP	Receive	03/30/2018	270,000	76,217	—	76,217
SGX Nikkei Stock Average Dividend Point Index Futures	BNP	Receive	04/02/2018	270,000	83,995	—	83,995
SGX Nikkei Stock Average Dividend Point Index Futures	BNP	Receive	03/29/2019	130,000	53,630	—	53,630
SGX Nikkei Stock Average Dividend Point Index Futures	BNP	Receive	03/31/2020	180,000	116,826	—	116,826
SGX Nikkei Stock Average Dividend Point Index Futures	BNP	Receive	03/29/2019	130,000	63,165	—	63,165
SGX Nikkei Stock Average Dividend Point Index Futures	BNP	Receive	03/29/2019	280,000	140,653	—	140,653
SGX Nikkei Stock Average Dividend Point Index Futures	BNP	Receive	03/21/2020	220,000	160,391	—	160,391
SGX Nikkei Stock Average Dividend Point Index Futures	BNP	Receive	03/31/2020	130,000	83,681	—	83,681
SGX Nikkei Stock Average Dividend Point Index Futures	BNP	Receive	03/31/2021	80,000	31,047	—	31,047
SGX Nikkei Stock Average Dividend Point Index Futures	BNP	Receive	03/31/2021	40,000	13,656	—	13,656
SGX Nikkei Stock Average Dividend Point Index Futures	BNP	Receive	03/31/2021	50,000	18,182	—	18,182
SGX Nikkei Stock Average Dividend Point Index Futures	BNP	Pay	03/31/2021	60,000	2,614	—	2,614
SGX Nikkei Stock Average Dividend Point Index Futures	BNP	Receive	04/01/2021	170,000	58,040	—	58,040
SGX Nikkei Stock Average Dividend Point Index Futures	BNP	Pay	03/31/2022	90,000	26,246	—	26,246
SGX Nikkei Stock Average Dividend Point Index Futures	BNP	Pay	03/31/2022	80,000	22,618	—	22,618
SGX Nikkei Stock Average Dividend Point Index Futures	BNP	Pay	03/31/2022	60,000	2,294	—	2,294

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

OVER-THE-COUNTER SWAP AGREEMENTS (continued) (R):

Total Return Swap Agreements (continued) (Y)

Reference Entity	Counterparty	Pay/Receive	Expiration Date	Number of Shares or Units	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
SGX Nikkei Stock Average Dividend Point Index Futures	BNP	Receive	04/01/2022	170,000	$56,377	$—	$56,377
SGX Nikkei Stock Average Dividend Point Index Futures	BNP	Pay	03/31/2023	60,000	7,308	—	7,308

Total					$2,187,682	$—	$2,187,682

FUTURES CONTRACTS: (Z)
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
EURO STOXX 50® Index	Long	22	09/15/2017	$—	$(31,944)
NASDAQ-100 E-Mini Index	Long	76	09/15/2017	—	(162,228)
Nikkei 225 Index	Short	(8)	09/07/2017	—	(4,275)
Russell 2000® Mini Index	Short	(233)	09/15/2017	—	(70,453)
S&P 500® E-Mini	Long	12	09/15/2017	—	(10,170)
SGX CNX Nifty Index	Long	158	07/27/2017	—	(9,993)

Total				$—	$(289,063)

FORWARD FOREIGN CURRENCY CONTRACTS: (R)
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
CITI	10/12/2017	USD	4,217,055	AUD	5,712,000	$—	$(167,441)
CSI	08/07/2017	GBP	1,013,000	USD	1,311,882	9,133	—
DUB	08/31/2017	EUR	5,685,000	USD	6,406,654	107,160	—
DUB	09/26/2017	EUR	4,177,000	PLN	17,773,694	1,503	(3,199)
DUB	09/29/2017	USD	1,656,786	AUD	2,220,000	—	(47,552)
GSI	09/15/2017	INR	1,293,416,000	USD	19,877,301	—	(63,944)
GSI	10/12/2017	EUR	4,199,000	USD	4,778,281	44,262	—
GSI	10/12/2017	USD	4,154,811	AUD	5,632,000	—	(168,277)
JPM	10/19/2017	USD	4,288,625	NZD	6,238,000	—	(273,197)
MSCS	07/27/2017	NOK	14,636,000	USD	1,710,273	43,869	—
UBS	09/07/2017	USD	4,266,610	NZD	6,180,000	—	(256,420)
UBS	09/14/2017	EUR	5,685,000	USD	6,415,238	103,665	—
UBS	10/19/2017	EUR	4,158,000	USD	4,743,280	34,090	—

Total						$343,682	$(980,030)

INVESTMENTS BY INDUSTRY:

Industry	Percentage of Total Investments	Value
U.S. Government Obligations	13.1%	$251,118,928
Foreign Government Obligations	10.5	201,306,161
Banks	4.4	84,773,215
Oil, Gas & Consumable Fuels	3.9	75,099,854
International Commodity Funds	3.6	69,857,230
Chemicals	2.9	55,939,095
Pharmaceuticals	2.7	51,998,631
Diversified Telecommunication Services	2.3	45,125,989
Health Care Providers & Services	2.3	43,454,945
Media	2.0	38,673,096
Capital Markets	1.9	35,610,954
Software	1.6	31,155,004

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

INVESTMENTS BY INDUSTRY (continued):

Industry	Percentage of Total Investments		Value
Insurance	1.6%		$30,282,476
Internet Software & Services	1.5		29,628,427
Food Products	1.5		28,373,857
Technology Hardware, Storage & Peripherals	1.4		26,647,058
Auto Components	1.3		25,416,665
Real Estate Management & Development	1.3		24,759,723
Specialty Retail	1.3		24,597,296
Airlines	1.1		21,308,687
Semiconductors & Semiconductor Equipment	1.1		21,043,382
Health Care Equipment & Supplies	1.0		19,950,565
Internet & Direct Marketing Retail	1.0		19,477,651
Road & Rail	1.0		19,465,517
Biotechnology	1.0		19,172,879
Wireless Telecommunication Services	1.0		18,668,908
Industrial Conglomerates	1.0		18,475,599
Multi-Utilities	0.9		17,462,009
Automobiles	0.9		17,406,507
Machinery	0.9		17,287,265
Electric Utilities	0.8		16,008,304
Aerospace & Defense	0.8		15,416,518
IT Services	0.7		12,648,376
Building Products	0.6		12,119,939
Hotels, Restaurants & Leisure	0.6		11,981,869
Communications Equipment	0.6		11,639,657
Consumer Finance	0.6		11,436,860
Diversified Financial Services	0.6		10,980,077
Beverages	0.6		10,940,872
Electronic Equipment, Instruments & Components	0.5		9,489,230
Textiles, Apparel & Luxury Goods	0.5		9,332,347
Personal Products	0.5		9,301,183
Electrical Equipment	0.4		8,118,212
Construction & Engineering	0.4		7,853,706
Household Durables	0.4		7,606,954
Gas Utilities	0.3		6,624,154
Multiline Retail	0.3		5,387,108
Energy Equipment & Services	0.2		4,441,626
Over-the-Counter Options Purchased	0.2		4,397,384
Containers & Packaging	0.2		3,896,800
Independent Power & Renewable Electricity Producers	0.2		3,484,087
Paper & Forest Products	0.2		3,472,782
Equity Real Estate Investment Trusts	0.2		3,321,714
Food & Staples Retailing	0.2		3,122,269
Tobacco	0.2		2,917,818
Professional Services	0.1		2,470,874
Over-the-Counter Foreign Exchange Options Purchased	0.1		2,442,560
Internet & Catalog Retail	0.1		1,768,087
Metals & Mining	0.1		1,681,296
Commercial Services & Supplies	0.1		1,158,021
Construction Materials	0.0	(A)	632,770
Over-the-Counter Interest Rate Swaptions Purchased	0.0	(A)	597,386
Life Sciences Tools & Services	0.0	(A)	582,730
Leisure Products	0.0	(A)	458,804
Transportation Infrastructure	0.0	(A)	410,769
Distributors	0.0	(A)	372,691
Diversified Consumer Services	0.0	(A)	365,047
Trading Companies & Distributors	0.0	(A)	230,267
Exchange-Traded Options Purchased	0.0	(A)	11,400
Household Products	(0.1)		(1,999,176)
Short-Term Investments	16.8		322,658,706

Total Investments and Securities Sold Short	100.0%		$1,923,319,651

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

SECURITY VALUATION:

Valuation Inputs (AA)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (AB)	Value
ASSETS
Investments
Common Stocks	$511,842,607	$416,371,585	$370,077	$928,584,269
Convertible Preferred Stocks	15,418,011	—	1,207,370	16,625,381
Preferred Stocks	4,510,086	—	8,658,096	13,168,182
Exchange-Traded Funds	69,857,230	—	—	69,857,230
Master Limited Partnership	2,461,056	—	—	2,461,056
Warrants	—	63,282	—	63,282
Convertible Bonds	—	10,493,835	904,164	11,397,999
Corporate Debt Securities	—	107,263,218	—	107,263,218
Foreign Government Obligations	—	201,306,161	—	201,306,161
Loan Assignments	—	5,905,657	—	5,905,657
U.S. Government Obligations	—	251,118,928	—	251,118,928
Short-Term U.S. Government Obligations	—	266,314,402	—	266,314,402
Exchange-Traded Options Purchased	11,400	—	—	11,400
Over-the-Counter Options Purchased	3,792,704	604,680	—	4,397,384
Over-the-Counter Foreign Exchange Options Purchased	—	2,442,560	—	2,442,560
Over-the-Counter Interest Rate Swaptions Purchased	—	597,386	—	597,386
Securities Lending Collateral	52,131,176	—	—	52,131,176
Repurchase Agreements	—	4,213,128	—	4,213,128

Total Investments	$660,024,270	$1,266,694,822	$11,139,707	$1,937,858,799

Other Financial Instruments
Centrally Cleared Credit Default Swap Agreements	$—	$203,818	$—	$203,818
Centrally Cleared Interest Rate Swap Agreements	—	707,875	—	707,875
Over-the-Counter Cross Currency Swap Agreements	—	1,445,943	—	1,445,943
Over-the-Counter Total Return Swap Agreements	—	2,199,195	—	2,199,195
Forward Foreign Currency Contracts (AC)	—	343,682	—	343,682

Total Other Financial Instruments	$—	$4,900,513	$—	$4,900,513

LIABILITIES
Securities Sold Short
Common Stocks	$(14,539,148)	$—	$—	$(14,539,148)

Total Securities Sold Short	$(14,539,148)	$—	$—	$(14,539,148)

Other Financial Instruments
Exchange-Traded Options Written	$(9,025)	$—	$—	$(9,025)
Over-the-Counter Options Written	(1,624,092)	(41,403)	—	(1,665,495)
Over-the-Counter Foreign Exchange Options Written	—	(307,355)	—	(307,355)
Over-the-Counter Interest Rate Swaptions Written	—	(680,659)	—	(680,659)
Centrally Cleared Interest Rate Swap Agreements	—	(494,821)	—	(494,821)
Over-the-Counter Total Return Swap Agreements	—	(11,513)	—	(11,513)
Futures Contracts (AC)	(289,063)	—	—	(289,063)
Forward Foreign Currency Contracts (AC)	—	(980,030)	—	(980,030)

Total Other Financial Instruments	$(1,922,180)	$(2,515,781)	$—	$(4,437,961)

Transfers

Investments	Transfers from Level 1 to Level 2	Transfers from Level 2 to Level 1	Transfers from Level 2 to Level 3	Transfers from Level 3 to Level 2
Over-the-Counter Options Purchased (S)	$89,660	$—	$—	$—
Over-the-Counter Options Written (S)	(25,041)	—	—	—

Total	$64,619	$—	$—	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Percentage rounds to less than 0.1% or (0.1)%.
(B)	Non-income producing securities.
(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $50,455,622. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2017, the total value of 144A securities is $56,846,979, representing 3.0% of the Portfolio’s net assets.
(E)	All or a portion of these securities have been segregated by the custodian as collateral for open over-the-counter options, swap agreements, swaptions and/or forward foreign currency contracts. The total value of all securities segregated for open over-the-counter options, swap agreements, swaptions and/or forward foreign currency contracts is $666,505.
(F)	All or a portion of these securities have been segregated by the custodian as collateral for open securities sold short transactions. The total value of all securities segregated as collateral for open securities sold short transactions is $5,867,040.
(G)	Fair valued as determined in good faith in accordance with procedures established by the Board. At June 30, 2017, total value of securities is $11,741,398, representing 0.6% of the Portfolio’s net assets.
(H)	Securities are Level 3 of the fair value hierarchy.
(I)	Illiquid security. At June 30, 2017, the value of such securities amounted to $14,604,345 or 0.8% of the Portfolio’s net assets.
(J)	Restricted securities. At June 30, 2017, the value of such securities held by the Portfolio are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Common Stocks	Liberty Media Corp. - Liberty Formula One	02/02/2017	$279,066	$370,077	0.0	%(A)

Convertible Preferred Stocks	Dropbox, Inc., 0.00%	05/02/2014	3,285,009	1,207,370	0.1

Preferred Stocks	Palantir Technologies, Inc., 0.00%	05/02/2014	1,304,158	1,704,128	0.1

Preferred Stocks	Uber Technologies, Inc., 0.00%	05/02/2014	2,002,180	6,953,968	0.4

Convertible Bonds	REI Agro, Ltd. 5.50%, 11/13/2014	05/02/2014	146,983	883	0.0	(A)

Convertible Bonds	Telefonica Participaciones SAU 4.90%, 09/25/2017	01/07/2016	494,256	530,528	0.0	(A)

Convertible Bonds	Telefonica SA 6.00%, 07/14/2017	07/17/2014	675,900	538,409	0.0	(A)

Convertible Bonds	Delta Topco, Ltd. 2.00%, 07/23/2019	02/02/2017	146,964	146,964	0.0	(A)

Corporate Debt Securities	Volkswagen Group of America Finance LLC 2.45%, 11/20/2019	10/15/2015	610,576	647,560	0.0	(A)

Foreign Government Obligations	Argentina Republic Government International Bond 3.88%, 01/15/2022	12/14/2016 - 03/29/2017	964,309	1,040,805	0.1

Foreign Government Obligations	Australia Government Bond 3.00%, 03/21/2047	05/24/2017 - 05/25/2017	4,133,541	4,196,374	0.2

Foreign Government Obligations	Australia Government Bond 5.50%, 04/21/2023	10/04/2016	2,535,159	2,439,216	0.1

Foreign Government Obligations	Australia Government Bond 5.75%, 05/15/2021	03/31/2016 - 05/24/2016	8,035,343	7,794,675	0.4

Foreign Government Obligations	Australia Government Bond 5.75%, 07/15/2022	04/20/2016 - 09/19/2016	14,707,233	14,368,992	0.8

Foreign Government Obligations	Bundesrepublik Deutschland, 08/15/2026	10/24/2016	8,703,128	8,810,842	0.5

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Foreign Government Obligations	Indonesia Government International Bond 4.88%, 05/05/2021	11/28/2016 - 11/29/2016	$496,406	$499,414	0.0	%(A)

Foreign Government Obligations	U.K. Gilt Series 2024 2.75%, 09/07/2024	05/26/2017	14,100,845	14,092,405	0.8

Total			$62,621,056	$65,342,610	3.5%

(K)	Floating or variable rate securities. The rates disclosed are as of June 30, 2017.
(L)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At June 30, 2017, the total value of Regulation S securities is $71,275,674, representing 3.8% of the Portfolio’s net assets.
(M)	Securities in default.
(N)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of June 30, 2017; the maturity date disclosed is the ultimate maturity date.
(O)	Payment in-kind. Security pays interest or dividends in the form of additional bonds or preferred stock. If the security makes a cash payment in addition to in-kind, the cash rate is disclosed separately.
(P)	Perpetual maturity. The date displayed is the next call date.
(Q)	Rates disclosed reflect the yields at June 30, 2017.
(R)	Cash deposit due to broker in the amount of $9,018,000 has been segregated as collateral for open over-the-counter options, swap agreements, swaptions and/or forward foreign currency contracts.
(S)	Transferred from Level 1 to 2 due to the unavailability of quoted market prices in active markets on June 30, 2017.
(T)	Aggregate cost for federal income tax purposes is $1,829,057,203. Aggregate gross unrealized appreciation and depreciation for all securities is $151,627,551 and $42,825,955, respectively. Net unrealized appreciation for tax purposes is $108,801,596.
(U)	Cash on deposit with custodian in the amount of $1,144,960 has been segregated as collateral on centrally cleared swap agreements.
(V)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(W)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(X)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap agreement, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(Y)	At the termination date, a net cash flow is exchanged where the total return is equivalent to the return of the reference entity less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return and would receive payment in the event of a negative total return.
(Z)	Cash on deposit with broker in the amount of $1,368,330 has been segregated as collateral to cover margin requirements for open futures contracts.
(AA)	The Portfolio recognizes transfers between Levels at the end of the reporting period. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(AB)	Level 3 securities were not considered significant to the Portfolio.
(AC)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SGD	Singapore Dollar
TRY	Turkish New Lira
USD	United States Dollar
ZAR	South African Rand

COUNTERPARTY ABBREVIATIONS:

BCLY	Barclays Bank PLC
BNP	BNP Paribas
BOA	Bank of America, N.A.
CITI	Citibank N.A.
CSI	Credit Suisse International
DUB	Deutsche Bank AG
GSI	Goldman Sachs International
JPM	JPMorgan Chase Bank, N.A.
MSCS	Morgan Stanley Capital Services Inc.
SG	Societe Generale
UBS	UBS AG

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
CME	Chicago Mercantile Exchange
CNX Nifty	CRISIL NSE Index (National Stock Exchange of India’s Benchmark Index)
CVA	Commanditaire Vennootschap op Aandelen (Dutch Certificate)
EURIBOR	Euro Interbank Offer Rate
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
NASDAQ	National Association of Securities Dealers Automated Quotations
REIT	Real Estate Investment Trust
SGX	Singapore Exchange
SPDR	Standard & Poor’s Depositary Receipt
STOXX	Deutsche Börse Group & SIX Group Index
TOPIX	Tokyo Price Index

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation VP

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2017

(unaudited)

Assets:
Investments, at value (cost $1,824,844,075) (including securities loaned of $50,455,622)	$1,933,645,671
Repurchase agreement, at value (cost $4,213,128)	4,213,128
Cash	448,939
Cash collateral on deposit with broker	14,136,136
Cash collateral on deposit with custodian	1,144,960
Foreign currency, at value (cost $666,239)	665,496
Receivables and other assets:
Shares of beneficial interest sold	237
Investments sold	11,804,987
Interest	5,342,915
Dividends	1,426,637
Tax reclaims	310,190
Net income from securities lending	79,058
Variation margin receivable	92,368
Other	3,131
Prepaid expenses	7,324
OTC swap agreements, at value	3,645,138
Unrealized appreciation on forward foreign currency contracts	343,682

Total assets	1,977,309,997

Liabilities:
Cash deposit due to broker	9,118,000
Payables and other liabilities:
Shares of beneficial interest redeemed	848,742
Investments purchased	10,240,445
Investment management fees	1,104,939
Distribution and service fees	291,544
Transfer agent costs	6,032
Trustees, CCO and deferred compensation fees	5,848
Audit and tax fees	26,406
Custody fees	202,428
Legal fees	8,655
Printing and shareholder reports fees	113,983
Other	17,027
Collateral for securities on loan	52,131,176
Securities sold short, at value (proceeds $13,129,152)	14,539,148
Written options and swaptions, at value (premium received $3,470,794)	2,662,534
OTC swap agreements, at value	11,513
Unrealized depreciation on forward foreign currency contracts	980,030

Total liabilities	92,308,450

Net assets	$1,885,001,547

Net assets consist of:
Capital stock ($0.01 par value)	$1,510,517
Additional paid-in capital	1,741,470,897
Undistributed (distributions in excess of) net investment income (loss)	34,723,605
Accumulated net realized gain (loss)	(3,878,608)
Net unrealized appreciation (depreciation) on:
Investments	108,801,596
Securities sold short	(1,409,996)
Written options and swaptions	808,260
Swap agreements	3,825,006
Futures contracts	(289,063)
Translation of assets and liabilities denominated in foreign currencies	(560,667)

Net assets	$1,885,001,547

Net assets by class:
Initial Class	$473,976,912
Service Class	1,411,024,635

Shares outstanding:
Initial Class	52,037,798
Service Class	99,013,854

Net asset value and offering price per share:
Initial Class	$9.11
Service Class	14.25
CONSOLIDATED STATEMENT OF OPERATIONS

For the period ended June 30, 2017

(unaudited)

Investment Income:
Dividend income	$13,659,703
Interest income	8,360,929
Net income (loss) from securities lending	327,378
Withholding taxes on foreign income	(927,543)

Total investment income	21,420,467

Expenses:
Investment management fees	6,691,971
Distribution and service fees:
Service Class	1,710,707
Transfer agent costs	12,600
Trustees, CCO and deferred compensation fees	21,869
Audit and tax fees	25,192
Custody fees	543,035
Legal fees	48,954
Printing and shareholder reports fees	58,690
Dividends, interest and fees for borrowings from securities sold short	238,725
Other	23,400

Total expenses before waiver and/or reimbursement and recapture	9,375,143

Expenses waived and/or reimbursed:
Subsidiary level	(229,642)

Net expenses	9,145,501

Net investment income (loss)	12,274,966

Net realized gain (loss) on:
Investments	37,058,583
Securities sold short	(47,861)
Written options and swaptions	2,178,838
Swap agreements	265,407
Futures contracts	(1,581,433)
Foreign currency transactions	5,440,334

Net realized gain (loss)	43,313,868

Net change in unrealized appreciation (depreciation) on:
Investments	84,083,161
Securities sold short	(906,579)
Written options and swaptions	2,132,831
Swap agreements	1,440,398
Futures contracts	(284,397)
Translation of assets and liabilities denominated in foreign currencies	(11,909,721)

Net change in unrealized appreciation (depreciation)	74,555,693

Net realized and change in unrealized gain (loss)	117,869,561

Net increase (decrease) in net assets resulting from operations	$130,144,527

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation VP

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2017 (unaudited)	December 31, 2016
From operations:
Net investment income (loss)	$12,274,966	$19,447,928
Net realized gain (loss)	43,313,868	(35,270,780)
Net change in unrealized appreciation (depreciation)	74,555,693	93,776,483

Net increase (decrease) in net assets resulting from operations	130,144,527	77,953,631

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	—	(4,020,899)
Service Class	—	(4,831,437)

Total dividends and/or distributions from net investment income	—	(8,852,336)

Net realized gains:
Initial Class	—	(3,780,845)
Service Class	—	(7,484,767)

Total dividends and/or distributions from net realized gains	—	(11,265,612)

Total dividends and/or distributions to shareholders	—	(20,117,948)

Capital share transactions:
Proceeds from shares sold:
Initial Class	12,843,558	45,854,149
Service Class	21,775,198	92,410,831

	34,618,756	138,264,980

Dividends and/or distributions reinvested:
Initial Class	—	7,801,744
Service Class	—	12,316,204

	—	20,117,948

Cost of shares redeemed:
Initial Class	(7,928,506)	(4,878,021)
Service Class	(37,576,103)	(54,599,477)

	(45,504,609)	(59,477,498)

Net increase (decrease) in net assets resulting from capital share transactions	(10,885,853)	98,905,430

Net increase (decrease) in net assets	119,258,674	156,741,113

Net assets:
Beginning of period/year	1,765,742,873	1,609,001,760

End of period/year	$1,885,001,547	$1,765,742,873

Undistributed (distributions in excess of) net investment income (loss)	$34,723,605	$22,448,639

Capital share transactions - shares:
Shares issued:
Initial Class	1,444,657	5,671,617
Service Class	1,572,877	7,192,620

	3,017,534	12,864,237

Shares reinvested:
Initial Class	—	922,192
Service Class	—	928,124

	—	1,850,316

Shares redeemed:
Initial Class	(915,927)	(581,659)
Service Class	(2,718,141)	(4,260,976)

	(3,634,068)	(4,842,635)

Net increase (decrease) in shares outstanding:
Initial Class	528,730	6,012,150
Service Class	(1,145,264)	3,859,768

	(616,534)	9,871,918

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014		December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$8.47		$8.24		$9.92	$10.43		$9.39	$9.05

Investment operations:
Net investment income (loss) (A) (B)	0.07		0.11	(C)	0.10	0.11		0.27	0.17
Net realized and unrealized gain (loss)	0.57		0.28		(0.19)	0.11		1.08	0.74

Total investment operations	0.64		0.39		(0.09)	0.22		1.35	0.91

Dividends and/or distributions to shareholders:
Net investment income	—		(0.08)		(0.29)	(0.30)		(0.19)	(0.34)
Net realized gains	—		(0.08)		(1.30)	(0.43)		(0.12)	(0.23)

Total dividends and/or distributions to shareholders	—		(0.16)		(1.59)	(0.73)		(0.31)	(0.57)

Net asset value, end of period/year	$9.11		$8.47		$8.24	$9.92		$10.43	$9.39

Total return (D)	7.43	%(E)	4.69%		(0.88)%	2.09%		14.61%	10.27%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$473,977		$436,406		$374,668	$122,871		$5,587	$3,770
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	0.84	%(G)	0.83%		0.82%	0.78%		0.10%	0.13%
Including waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	0.82	%(G)	0.81	%(C)	0.81%	0.77%		0.05%	0.08%
Including waiver and/or reimbursement and recapture, excluding dividends, interest and fees for borrowings from securities sold short	0.79	%(G)	0.80	%(C)	0.80%	0.77	%(H)	0.05%	0.08%
Net investment income (loss) to average net assets (B)	1.54	%(G)	1.35	%(C)	1.13%	1.08%		2.66%	1.86%
Portfolio turnover rate (I)	58	%(E)	120%		79%	47	%(J)	—%	—%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(G)	Annualized.
(H)	Dividends and interest from securities sold short rounds to less than 0.01%.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.
(J)	Excludes investment securities received in kind.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation VP

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014		December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$13.27		$12.82		$14.55	$14.98		$13.35	$12.65

Investment operations:
Net investment income (loss) (A) (B)	0.09		0.14	(C)	0.13	0.09		0.29	0.16
Net realized and unrealized gain (loss)	0.89		0.44		(0.31)	0.18		1.62	1.08

Total investment operations	0.98		0.58		(0.18)	0.27		1.91	1.24

Dividends and/or distributions to shareholders:
Net investment income	—		(0.05)		(0.25)	(0.27)		(0.16)	(0.31)
Net realized gains	—		(0.08)		(1.30)	(0.43)		(0.12)	(0.23)

Total dividends and/or distributions to shareholders	—		(0.13)		(1.55)	(0.70)		(0.28)	(0.54)

Net asset value, end of period/year	$14.25		$13.27		$12.82	$14.55		$14.98	$13.35

Total return (D)	7.30	%(E)	4.56%		(1.23)%	1.74%		14.43%	9.98%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,411,025		$1,329,337		$1,234,334	$1,283,518		$1,321,781	$1,174,994
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	1.09	%(G)	1.08%		1.07%	0.83%		0.35%	0.38%
Including waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	1.07	%(G)	1.06	%(C)	1.06%	0.81%		0.30%	0.33%
Including waiver and/or reimbursement and recapture, excluding dividends, interest, and fees for borrowings from securities sold short	1.04	%(G)	1.05	%(C)	1.05%	0.81	%(H)	0.30%	0.33%
Net investment income (loss) to average net assets (B)	1.29	%(G)	1.10	%(C)	0.90%	0.62%		2.06%	1.23%
Portfolio turnover rate (I)	58	%(E)	120%		79%	47	%(J)	—%	—%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(G)	Annualized.
(H)	Dividends and interest from securities sold short rounds to less than 0.01%.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.
(J)	Excludes investment securities received in kind.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2017

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Global Allocation VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2017, is disclosed within the Security Valuation section of the Consolidated Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, ETF and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Convertible bonds: The fair value of convertible bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, broker price quotations (where observable), and models incorporating benchmark curves, underlying stock data, and foreign exchange rates. While most convertible bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Warrants: Warrants may be priced intrinsically using a model that incorporates the subscription or strike price, the daily market price for the underlying security, and a subscription ratio. If the inputs are unavailable, or if the subscription or strike price is higher than the market price, then the warrants are priced at zero. Warrants are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee under the supervision of the Portfolio’s Board. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Loan participations and assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Portfolio to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Portfolio assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

The Portfolio, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Portfolio that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Portfolio has direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Portfolio may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Portfolio held no unsecured loan participations at June 30, 2017. Open secured loan participations and assignments at June 30, 2017, if any, are included within the Consolidated Schedule of Investments.

Payment in-kind (“PIK”) securities: PIKs give the issuer the option of making interest payments in either cash or additional debt securities at each interest payment date. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty price”) and require a pro-rata adjustment from unrealized appreciation or depreciation on investments to interest receivable within the Consolidated Statement of Assets and Liabilities.

PIKs held at June 30, 2017, if any, are identified within the Consolidated Schedule of Investments.

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

4. SECURITIES AND OTHER INVESTMENTS (continued)

REITs held at June 30, 2017, if any, are identified in the Consolidated Schedule of Investments.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at June 30, 2017, if any, are identified within the Consolidated Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at June 30, 2017, if any, are included within the Consolidated Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Consolidated Statement of Operations with a corresponding adjustment to cost.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Consolidated Statement of Operations. Net income from securities lending within the Consolidated Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at June 30, 2017, if any, are shown on a gross basis within the Consolidated Schedule of Investments and Consolidated Statement of Assets and Liabilities.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to each other as well as to other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of June 30, 2017, the Portfolio has not utilized the program.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Consolidated Schedule of Investments, and as part of Repurchase agreements, at value within the Consolidated Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Consolidated Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2017.

Repurchase agreements at June 30, 2017, if any, are included within the Consolidated Schedule of Investments and Consolidated Statement of Assets and Liabilities.

Short sales: A short sale is a transaction in which the Portfolio sells securities it does not own, but has borrowed, in anticipation of a decline in the fair market value of the securities. The Portfolio is obligated to replace the borrowed securities at the market price at the time of replacement. The Portfolio’s obligation to replace the securities borrowed in connection with a short sale is fully secured by collateral deposited with the custodian. In addition, the Portfolio considers the short sale to be a borrowing by the Portfolio that is subject to the asset coverage requirements of the 1940 Act. Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include that possible losses from short sales may be unlimited (e.g., if the price of stocks sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and the Portfolio may be unable to replace borrowed securities sold short.

The Portfolio investing in short sales is liable for any dividends and/or interest payable on securities in a short position and these payables, if any, are reflected as Dividends and interest payable from securities sold short in the Consolidated Statement of Assets and Liabilities. The Portfolio also bears other costs, such as charges for the prime brokerage accounts, in connection with short positions. These costs are reported as Dividends and interest from securities sold short on the Consolidated Statement of Operations.

Open short sale transactions at June 30, 2017, if any, are included within the Consolidated Schedule of Investments and are reflected as a liability in the Consolidated Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of June 30, 2017.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$42,786,090	$—	$—	$—	$42,786,090
Convertible Preferred Stocks	2,553,471	—	—	—	2,553,471
Corporate Debt Securities	6,192,747	—	—	—	6,192,747
Foreign Government Obligations	580,044	—	—	—	580,044
Short-Term U.S. Government Obligations	18,824	—	—	—	18,824
Total Securities Lending Transactions	$52,131,176	$—	$—	$—	$52,131,176
Total Borrowings	$52,131,176	$—	$—	$—	$52,131,176

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on exchange-traded funds and/or securities: The Portfolio may purchase or write options on ETFs and/or securities. Purchasing or writing options on ETFs and/or securities gives the Portfolio the right, but not the obligation to buy or sell a specified ETF and/or security as an underlying instrument for the option contract.

Options on foreign currency: The Portfolio may purchase or write foreign currency options. Purchasing or writing options on foreign currency gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date.

Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Interest rate swaptions: The Portfolio may purchase or write interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Consolidated Statement of

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability within the Consolidated Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

As of June 30, 2017, transactions in written options are as follows:

	Call Options		Put Options
	Amount of Premiums	Number of Contracts	Amount of Premiums	Number of Contracts
Balance at December 31, 2016	$1,019,200	550,108	$1,094,035	154,318
Options written	1,278,073	2,988,499	2,888,466	1,672,125
Options closed	(1,310,648)	(1,929,956)	(1,383,662)	(594,198)
Options expired	(435,532)	(386,484)	(649,905)	(38,921)
Options exercised	(331,841)	(48,182)	—	—
Balance at June 30, 2017	$219,252	1,173,985	$1,948,934	1,193,324

As of June 30, 2017, transactions in written foreign exchange options and swaptions are as follows:

	Call Options
	Amount of Premiums	Notional Amount		Notional Amount		Notional Amount		Notional Amount
Balance at December 31, 2016	$473,494	EUR	20,411,951	GBP	—	NZD	7,780,560	USD	48,631,569
Options written	2,095,702		—		22,776,160		—		681,641,351
Options closed	(1,408,782)		(20,411,951)		—		—		(608,766,264)
Options expired	(524,291)		—		—		(7,780,560)		(55,423,240)
Options exercised	—		—		—		—		—
Balance at June 30, 2017	$636,123	EUR	—	GBP	22,776,160	NZD	—	USD	66,083,416

	Put Options
	Amount of Premiums	Notional Amount		Notional Amount		Notional Amount
Balance at December 31, 2016	$1,283,263	EUR	46,475,104	NZD	7,780,560	USD	210,314,527
Options written	2,094,700		151,376,395		—		332,846,823
Options closed	(1,901,426)		(120,859,650)		—		(372,877,469)
Options expired	(810,052)		(18,283,854)		(7,780,560)		(61,518,766)
Options exercised	—		—		—		—
Balance at June 30, 2017	$666,485	EUR	58,707,995	NZD	—	US	D108,765,115

Open option contracts at June 30, 2017, if any, are included within the Consolidated Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Consolidated Statement of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options, at value within the Consolidated Statement of Assets and Liabilities.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss within the Consolidated Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected as such within the Consolidated Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as Net realized gain (loss) within the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as Net realized gain (loss) within the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of Net realized gain (loss) within the Consolidated Statement of Operations.

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swap agreements to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swap agreements, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. The aggregate fair value of the credit default swap agreements is disclosed within the Consolidated Schedule of Investments. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these swap agreements is included in the footnotes to the Consolidated Schedule of Investments. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.

Cross-currency swap agreements: The Portfolio is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Portfolio enters into cross-currency swap agreements to gain or reduce exposure to foreign currencies or to hedge against foreign currency exchange rate and/or interest rate risk. Cross-currency swap agreements are interest rate swap agreements in which two parties agree to exchange cash flows based on the notional amounts of two different currencies. The Portfolio with cross currency swap agreements can elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swap agreements can also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

against this risk, the Portfolio enters into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

Total return swap agreements: The Portfolio is subject to commodity risk, equity risk, and other risks related to the underlying investments of the swap agreement in the normal course of pursuing its investment objective. The value of the commodity-linked investments held by a Portfolio can be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-linked derivatives are available from a relatively small number of issuers, subjecting the Portfolio’s investments in commodity-linked derivatives to counterparty risk, which is the risk that the issuer of the commodity-linked derivative will not fulfill its contractual obligations. Total return swap agreements on commodities involve commitments whereby cash flows are exchanged based on the price of a commodity in exchange for either a fixed or floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference entity, which may be an equity, index, or bond, and in return receives a regular stream of payments.

Open centrally cleared swap agreements at June 30, 2017, if any, are listed within the Consolidated Schedule of Investments. Centrally cleared swap agreements are marked-to-market daily and an appropriate payable or receivable for the variation margin is recorded, if applicable, and is shown in Variation margin receivable or payable within the Consolidated Statement of Assets and Liabilities.

Open OTC swap agreements at June 30, 2017, if any, are listed within the Consolidated Schedule of Investments. The value, as applicable, is shown in OTC swap agreements, at value within the Consolidated Statement of Assets and Liabilities.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at June 30, 2017, if any, are listed within the Consolidated Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable within the Consolidated Statement of Assets and Liabilities.

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at June 30, 2017, if any, are listed within the Consolidated Schedule of Investments. Unrealized appreciation (depreciation), as applicable, is shown in Unrealized appreciation or depreciation on forward foreign currency contracts within the Consolidated Statement of Assets and Liabilities.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Consolidated Statement of Assets and Liabilities, categorized by primary market risk exposure as of June 30, 2017.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A) (B)	$597,386	$2,442,560	$4,408,784	$—	$—	$7,448,730
Centrally cleared swap agreements, at value (B) (C)	707,875	—	—	203,818	—	911,693
OTC swap agreements, at value	—	1,445,943	2,199,195	—	—	3,645,138
Unrealized appreciation on forward foreign currency contracts	—	343,682	—	—	—	343,682
Total	$1,305,261	$4,232,185	$6,607,979	$203,818	$—	$12,349,243

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Written options and swaptions, at value (B)	$(680,659)	$(307,355)	$(1,674,520)	$—	$—	$(2,662,534)
Centrally cleared swap agreements, at value (B) (C)	(494,821)	—	—	—	—	(494,821)
OTC swap agreements, at value	—	—	(11,513)	—	—	(11,513)
Net unrealized depreciation on futures contracts (B) (D)	—	—	(289,063)	—	—	(289,063)
Unrealized depreciation on forward foreign currency contracts	—	(980,030)	—	—	—	(980,030)
Total	$(1,175,480)	$(1,287,385)	$(1,975,096)	$—	$—	$(4,437,961)

(A)	Included within Investments, at value within the Consolidated Statement of Assets and Liabilities.
(B)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(C)	Included within fair value of centrally cleared swap agreements as reported within the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(D)	Included within cumulative appreciation (depreciation) on futures contracts as reported within he Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Consolidated Statement of Operations, categorized by primary market risk exposure as of June 30, 2017.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$124,393	$(1,020,925)	$4,533,570	$—	$—	$3,637,038
Written options and swaptions	(659,859)	2,344,137	494,560	—	—	2,178,838
Swap agreements	(559,963)	114,971	195,120	515,279	—	265,407
Futures contracts	—	—	(1,581,433)	—	—	(1,581,433)
Forward foreign currency contracts (B)	—	5,217,788	—	—	—	5,217,788
Total	$(1,095,429)	$6,655,971	$3,641,817	$515,279	$—	$9,717,638

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (C)	$(1,508,922)	$(391,554)	$(11,501,608)	$—	$—	$(13,402,084)
Written options and swaptions	1,606,712	508,012	18,107	—	—	2,132,831
Swap agreements	1,668,250	(880,448)	987,141	(334,545)	—	1,440,398
Futures contracts	—	—	(284,397)	—	—	(284,397)
Forward foreign currency contracts (D)	—	(12,043,585)	—	—	—	(12,043,585)
Total	$1,766,040	$(12,807,575)	$(10,780,757)	$(334,545)	$—	$(22,156,837)

(A)	Included within Net realized gain (loss) within transactions from Investments on the Consolidated Statement of Operations.
(B)	Included within Net realized gain (loss) on transactions from Foreign currency transactions within the Consolidated Statement of Operations.
(C)	Included within Net change in unrealized appreciation (depreciation) on Investments within the Consolidated Statement of Operations.
(D)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies within Consolidated Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the period ended June 30, 2017.

Purchased Options and Swaptions at value		Written Options and Swaptions at value		Swap Agreements at Notional Amount	Futures Contracts at Notional Amount		Forward Foreign Currency Contracts at Contract Amount
Calls	Puts	Calls	Puts		Long	Short	Purchased	Sold	Cross Currency
$ 13,897,586	$ 1,312,976	$ (1,634,950)	$ (2,288,622)	$ 206,369,888	59,962	(25,049)	$ 37,735,089	$ 113,960,413	$ 3,498,547

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

The following is a summary of the Portfolio’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of June 30, 2017. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Consolidated Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

	Gross Amounts of Assets Presented within Consolidated Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within the Consolidated Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented within Consolidated Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within the Consolidated Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
Bank of America, N.A.	$1,650,038	$(339,989)	$(1,030,000)	$280,049	$339,989	$(339,989)	$—	$—
Barclays Bank PLC	476,159	—	(460,000)	16,159	—	—	—	—
BNP Paribas	2,721,883	(193,046)	(2,528,837)	—	193,046	(193,046)	—	—
Citibank N.A.	80,849	(80,849)	—	—	167,441	(80,849)	—	86,592
Credit Suisse International	9,133	—	—	9,133	—	—	—	—
Deutsche Bank AG	198,498	(125,561)	(50,000)	22,937	125,561	(125,561)	—	—
Goldman Sachs International	2,868,734	(574,903)	(2,293,831)	—	574,903	(574,903)	—	—
JPMorgan Chase Bank, N.A.	515,345	(395,054)	(120,291)	—	395,054	(395,054)	—	—
Morgan Stanley Capital Services Inc.	402,212	(41,712)	—	360,500	41,712	(41,712)	—	—
Societe Generale	174,128	(9,063)	(165,065)	—	9,063	(9,063)	—	—
UBS AG	2,329,171	(1,798,283)	(530,888)	—	1,798,283	(1,798,283)	—	—
Other Derivatives (C)	923,093	—	—	923,093	792,909	—	—	792,909

Total	$12,349,243	$(3,558,460)	$(7,178,912)	$1,611,871	$4,437,961	$(3,558,460)	$—	$879,501

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Consolidated Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented within the Consolidated Schedule of Investments.

7. RISK FACTORS

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Emerging market risk: Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign investments risks. These risks are greater for investments in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because these market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of investments may decline because of factors affecting a particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

8. BASIS FOR CONSOLIDATION

Transamerica Cayman Blackrock Global Allocation, Ltd. (the “Subsidiary”) entered into a separate contract with TAM for the management of the Subsidiary pursuant to which the Subsidiary pays TAM a fee that is the same, as a percentage of net assets, as the management fee of the Fund. TAM has contractually agreed to waive a portion of the Portfolio’s management fee in an amount equal to the management fee paid to TAM by the Subsidiary, in order that the aggregate total investment advisory fee paid by the Portfolio and its Subsidiary equals the amount of the investment advisory fee that would have been paid by the Portfolio to TAM had the Portfolio not invested assets in the Subsidiary. This management fee waiver, which is reflected in the Subsidiary expense waiver and/or reimbursement on the Consolidated Statement of Operations, may not be discontinued by TAM as long as its contract with the Subsidiary is in place

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

8. BASIS FOR CONSOLIDATION (continued)

The following table reflects the net assets of the Subsidiary as a percentage of the Portfolio’s net assets at June 30, 2017:

Value	Percentage of Net Assets
$ 74,824,429	3.97%

9. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

As of June 30, 2017, the percentage of Portfolio net assets owned by affiliated investors are as follows:

Portfolio	Value	Percentage of Net Assets
Transamerica BlackRock Global Allocation Managed Risk – Balanced VP	$182,976,627	9.70%
Transamerica BlackRock Global Allocation Managed Risk – Growth VP	175,833,771	9.33
Transamerica BlackRock Tactical Allocation VP	108,890,136	5.78
Total	$467,700,534	24.81%

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Consolidated Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $3 billion	0.71%
Over $3 billion up to $5 billion	0.70%
Over $5 billion	0.69%

Transamerica Cayman BlackRock Global Allocation, Ltd. entered into a separate contract with TAM for the management of the Subsidiary pursuant to which the Subsidiary pays TAM a fee that is the same, as a percentage of net assets, as the management fee of the Fund. TAM has contractually agreed to waive a portion of the Portfolio’s management fee in an amount equal to the management fee paid to TAM by the Subsidiary. This management fee waiver, which is reflected in Portfolio expense waiver and/or reimbursement on the Consolidated Statement of Operations, may not be discontinued by TAM as long as its contract with the Subsidiary is in place.

For the period ended June 30, 2017, the amount waived was $229,642 for the Subsidiary.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

9. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs including the investment management fee but excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Consolidated Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.90%	May 1, 2018
Service Class	1.15%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.90%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees for all applicable share classes.

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the period ended June 30, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Consolidated Statement of Operations.

As of June 30, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Consolidated Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Consolidated Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. For the period ended June 30, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Consolidated Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Consolidated Statement of Assets and Liabilities.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

9. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Consolidated Statement of Assets and Liabilities. For the period ended June 30, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Consolidated Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the period ended June 30, 2017.

10. PRINCIPAL OWNERSHIP

As of June 30, 2017, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	3	98.66%	98.66%
Service Class	1	95.03%	95.03%

11. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 351,355,122	$ 598,118,943	$ 420,063,584	$ 472,309,237

12. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Consolidated Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

13. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

13. NEW ACCOUNTING PRONOUNCEMENTS (continued)

ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implication, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

14. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Consolidated Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 7-8, 2017, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica BlackRock Global Allocation VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and BlackRock Investment Management, LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2018.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Services, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed continuation of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmark, in each case for various trailing periods ended December 31, 2016.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Initial Class Shares of the Portfolio was in line with the median for its peer universe for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Initial Class Shares of the Portfolio was below its primary benchmark for the past 1-, 3- and 5-year periods. The Trustees also noted recent changes in the Portfolio’s portfolio management team. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward.

Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Initial Class Shares of the Portfolio were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM had not made material changes to this methodology, which had been applied consistently for the Portfolio.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Global Allocation VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through its undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio and that TAM believes that the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Smart Beta 50 VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2017, and held for the entire period until June 30, 2017.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Annualized Expense Ratio (C)
Service Class	$1,000.00	$1,065.20	$2.87	$1,022.00	$2.81	0.56%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2017

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Fund	49.6%
U.S. Equity Funds	37.2
International Equity Funds	12.5
Net Other Assets (Liabilities)	0.7
Total	100.0%

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Smart Beta 50 VP

SCHEDULE OF INVESTMENTS

At June 30, 2017

(unaudited)

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.3%
International Equity Funds - 12.5%
iShares Edge MSCI Min Vol EAFE ETF	90,017	$ 6,232,777
iShares Edge MSCI Min Vol Emerging Markets ETF	32,079	1,777,177

		8,009,954

U.S. Equity Funds - 37.2%
iShares Edge MSCI Min Vol USA ETF	106,872	5,229,247
iShares Edge MSCI USA Momentum Factor ETF	60,083	5,340,778
iShares Edge MSCI USA Quality Factor ETF	70,701	5,258,033
iShares Edge MSCI USA Size Factor ETF	38,274	2,972,121
iShares Edge MSCI USA Value Factor ETF	70,196	5,164,320

		23,964,499

	Shares	Value
EXCHANGE-TRADED FUNDS (continued)
U.S. Fixed Income Fund - 49.6%
iShares Core U.S. Aggregate Bond ETF	291,204	$ 31,889,750

Total Exchange-Traded Funds (Cost $61,508,954)		63,864,203

Total Investments (Cost $61,508,954) (A)		63,864,203
Net Other Assets (Liabilities) - 0.7%		470,038

Net Assets - 100.0%		$ 64,334,241

SECURITY VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$63,864,203	$—	$—	$63,864,203

Total Investments	$63,864,203	$—	$—	$63,864,203

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Aggregate cost for federal income tax purposes is $61,508,954. Aggregate gross unrealized appreciation and depreciation for all securities is $2,621,598 and $266,349, respectively. Net unrealized appreciation for tax purposes is $2,355,249.
(B)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended June 30, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Smart Beta 50 VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2017

(unaudited)

Assets:
Unaffiliated investments, at value (cost $61,508,954)	$63,864,203
Cash	409,870
Receivables and other assets:
Shares of beneficial interest sold	384,843
Investments sold	372,110
Prepaid expenses	383

Total assets	65,031,409

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	221
Investments purchased	658,306
Investment management fees	12,238
Distribution and service fees	13,052
Transfer agent costs	59
Trustees, CCO and deferred compensation fees	1,724
Audit and tax fees	8,286
Custody fees	2,621
Legal fees	9
Printing and shareholder reports fees	534
Other	118

Total liabilities	697,168

Net assets	$64,334,241

Net assets consist of:
Capital stock ($0.01 par value)	$58,800
Additional paid-in capital	60,857,191
Undistributed (distributions in excess of) net investment income (loss)	898,847
Accumulated net realized gain (loss)	164,154
Net unrealized appreciation (depreciation) on:
Unaffiliated investments	2,355,249

Net assets	$64,334,241

Shares outstanding	5,879,997

Net asset value and offering price per share	$10.94

STATEMENT OF OPERATIONS

For the period ended June 30, 2017

(unaudited)

Investment Income:
Dividend income from unaffiliated investments	$639,995

Total investment income	639,995

Expenses:
Investment management fees	84,161
Distribution and service fees	70,134
Transfer agent costs	277
Trustees, CCO and deferred compensation fees	1,424
Audit and tax fees	8,447
Custody fees	8,010
Legal fees	1,457
Printing and shareholder reports fees	443
Other	247

Total expenses before waiver and/or reimbursement and recapture	174,600

Expense waived and/or reimbursed	(17,505)
Recapture of previously waived and/or reimbursed fees	6

Net expenses	157,101

Net investment income (loss)	482,894

Net realized gain (loss) on:
Unaffiliated investments	107,641

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	2,929,840

Net realized and change in unrealized gain (loss)	3,037,481

Net increase (decrease) in net assets resulting from operations	$3,520,375

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Smart Beta 50 VP

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended:

	June 30, 2017 (unaudited)	December 31, 2016 (A)
From operations:
Net investment income (loss)	$482,894	$415,199
Net realized gain (loss)	107,641	56,513
Net change in unrealized appreciation (depreciation)	2,929,840	(574,591)

Net increase (decrease) in net assets resulting from operations	3,520,375	(102,879)

Capital share transactions:
Proceeds from shares sold	18,436,493	46,953,546
Cost of shares redeemed	(3,228,026)	(1,245,268)

Net increase (decrease) in net assets resulting from capital share transactions	15,208,467	45,708,278

Net increase (decrease) in net assets	18,728,842	45,605,399

Net assets:
Beginning of period	45,605,399	—

End of period	$64,334,241	$45,605,399

Undistributed (distributions in excess of) net investment income (loss)	$898,847	$415,953

Capital share transactions - shares:
Shares issued	1,740,008	4,563,376
Shares redeemed	(302,074)	(121,313)

Net increase (decrease) in shares outstanding	1,437,934	4,442,063

(A)	Commenced operations on March 21, 2016.

FINANCIAL HIGHLIGHTS

For a share outstanding during the periods indicated:

	Service Class
	June 30, 2017 (unaudited)		December 31, 2016 (A)
Net asset value, beginning of period	$10.27		$10.00

Investment operations:
Net investment income (loss) (B) (C)	0.09		0.20
Net realized and unrealized gain (loss)	0.58		0.07	(D)

Total investment operations	0.67		0.27

Net asset value, end of period	$10.94		$10.27

Total return (E)	6.52	%(F)	2.70	%(F)

Ratio and supplemental data:
Net assets end of period (000’s)	$64,334		$45,605
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	0.62	%(H)	0.79	%(H)
Including waiver and/or reimbursement and recapture	0.56	%(H)	0.56	%(H)
Net investment income (loss) to average net assets (C)	1.72	%(H)	2.52	%(H)
Portfolio turnover rate (I)	4	%(F)	6	%(F)

(A)	Commenced operations on March 21, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.
(E)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Smart Beta 50 VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2017

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Smart Beta 50 VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Smart Beta 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Smart Beta 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to each other as well as to other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of June 30, 2017, the Portfolio has not utilized the program.

5. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Smart Beta 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rate:

Breakpoints	Rate (A)
First $1 billion	0.30%
Over $1 billion	0.28%

(A)	TAM has contractually agreed to waive 0.05% of its management fee through May 1, 2018. These amounts are not subject to recapture by TAM in future years.

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs including the investment management fee but excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Service Class	0.56%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.31%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees for all applicable share classes.

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the period ended June 30, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of June 30, 2017, the balances available for recapture by TAM for the Portfolio are as follows:

Amounts Available from Fiscal Years
2016	June 30, 2017	Total
$ 29,538	$ 3,478	$ 33,016

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Smart Beta 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. For the period ended June 30, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the period ended June 30, 2017.

6. PRINCIPAL OWNERSHIP

As of June 30, 2017, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Service Class	2	99.79%	99.79%

7. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 17,871,113	$ 2,423,013

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Smart Beta 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

9. NEW ACCOUNTING PRONOUNCEMENT

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Smart Beta 50 VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 7-8, 2017, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica BlackRock Smart Beta 50 VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and BlackRock Investment Management, LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2018.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Services, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed continuation of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder functions of the funds.

Investment Performance

In addition, the Board considered the performance of the Portfolio since its inception on March 21, 2016 in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmark, in each case for the period ended December 31, 2016.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Smart Beta 50 VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Service Class Shares of the Portfolio was below the median for its peer universe since its inception. The Board also noted that the performance of Service Class Shares of the Portfolio was below its primary benchmark since its inception. The Trustees observed that the performance of the Portfolio had improved during the first quarter of 2017.

Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Service Class Shares of the Portfolio were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM had not made material changes to this methodology, which had been applied consistently for the Portfolio.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Smart Beta 50 VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through its undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio and that TAM believes that the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Smart Beta 75 VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2017, and held for the entire period until June 30, 2017.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Annualized Expense Ratio (C)
Service Class	$1,000.00	$1,088.00	$2.90	$1,022.00	$2.81	0.56%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2017

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	56.1%
U.S. Fixed Income Fund	24.7
International Equity Funds	19.1
Net Other Assets (Liabilities)	0.1
Total	100.0%

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Smart Beta 75 VP

SCHEDULE OF INVESTMENTS

At June 30, 2017

(unaudited)

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.9%
International Equity Funds - 19.1%
iShares Edge MSCI Min Vol EAFE ETF	65,421	$ 4,529,750
iShares Edge MSCI Min Vol Emerging Markets ETF	23,668	1,311,207

		5,840,957

U.S. Equity Funds - 56.1%
iShares Edge MSCI Min Vol USA ETF	76,509	3,743,585
iShares Edge MSCI USA Momentum Factor ETF	42,183	3,749,647
iShares Edge MSCI USA Quality Factor ETF	50,636	3,765,799
iShares Edge MSCI USA Size Factor ETF	27,867	2,163,979
iShares Edge MSCI USA Value Factor ETF	51,005	3,752,438

		17,175,448

	Shares	Value
EXCHANGE-TRADED FUNDS (continued)
U.S. Fixed Income Fund - 24.7%
iShares Core U.S. Aggregate Bond ETF	69,096	$ 7,566,703

Total Exchange-Traded Funds (Cost $29,288,777)		30,583,108

Total Investments (Cost $29,288,777) (A)		30,583,108
Net Other Assets (Liabilities) - 0.1%		42,581

Net Assets - 100.0%		$ 30,625,689

SECURITY VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$30,583,108	$—	$—	$30,583,108

Total Investments	$30,583,108	$—	$—	$30,583,108

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Aggregate cost for federal income tax purposes is $29,288,777. Aggregate gross unrealized appreciation for all securities is $1,294,331.
(B)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended June 30, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Smart Beta 75 VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2017

(unaudited)

Assets:
Unaffiliated investments, at value (cost $29,288,777)	$30,583,108
Cash	88,638
Receivables and other assets:
Shares of beneficial interest sold	7,034
Investments sold	48,509
Prepaid expenses	125

Total assets	30,727,414

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	222
Investments purchased	80,301
Investment management fees	5,009
Distribution and service fees	6,304
Transfer agent costs	6
Trustees, CCO and deferred compensation fees	335
Audit and tax fees	8,195
Custody fees	757
Legal fees	3
Printing and shareholder reports fees	562
Other	31

Total liabilities	101,725

Net assets	$30,625,689

Net assets consist of:
Capital stock ($0.01 par value)	$27,212
Additional paid-in capital	28,862,783
Undistributed (distributions in excess of) net investment income (loss)	346,427
Accumulated net realized gain (loss)	94,936
Net unrealized appreciation (depreciation) on:
Unaffiliated investments	1,294,331

Net assets	$30,625,689

Shares outstanding	2,721,238

Net asset value and offering price per share	$11.25

STATEMENT OF OPERATIONS

For the period ended June 30, 2017

(unaudited)

Investment Income:
Dividend income from unaffiliated investments	$283,039

Total investment income	283,039

Expenses:
Investment management fees	31,402
Distribution and service fees	26,168
Transfer agent costs	71
Trustees, CCO and deferred compensation fees	351
Audit and tax fees	8,232
Custody fees	5,785
Legal fees	475
Printing and shareholder reports fees	340
Other	61

Total expenses before waiver and/or reimbursement and recapture	72,885

Expense waived and/or reimbursed	(14,269)

Net expenses	58,616

Net investment income (loss)	224,423

Net realized gain (loss) on:
Unaffiliated investments	76,846

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	1,335,615

Net realized and change in unrealized gain (loss)	1,412,461

Net increase (decrease) in net assets resulting from operations	$1,636,884

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Smart Beta 75 VP

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended:

	June 30, 2017 (unaudited)	December 31, 2016 (A)
From operations:
Net investment income (loss)	$224,423	$121,787
Net realized gain (loss)	76,846	18,090
Net change in unrealized appreciation (depreciation)	1,335,615	(41,284)

Net increase (decrease) in net assets resulting from operations	1,636,884	98,593

Capital share transactions:
Proceeds from shares sold	18,200,408	12,975,714
Cost of shares redeemed	(1,684,097)	(601,813)

Net increase (decrease) in net assets resulting from capital share transactions	16,516,311	12,373,901

Net increase (decrease) in net assets	18,153,195	12,472,494

Net assets:
Beginning of period	12,472,494	—

End of period	$30,625,689	$12,472,494

Undistributed (distributions in excess of) net investment income (loss)	$346,427	$122,004

Capital share transactions - shares:
Shares issued	1,671,215	1,264,119
Shares redeemed	(155,924)	(58,172)

Net increase (decrease) in shares outstanding	1,515,291	1,205,947

(A)	Commenced operations on March 21, 2016.

FINANCIAL HIGHLIGHTS

For a share outstanding during the periods indicated:

	Service Class
	June 30, 2017 (unaudited)		December 31, 2016 (A)
Net asset value, beginning of period	$10.34		$10.00

Investment operations:
Net investment income (loss) (B) (C)	0.12		0.23
Net realized and unrealized gain (loss)	0.79		0.11	(D)

Total investment operations	0.91		0.34

Net asset value, end of period	$11.25		$10.34

Total return (E)	8.80	%(F)	3.40	%(F)

Ratio and supplemental data:
Net assets end of period (000’s)	$30,626		$12,472
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	0.70	%(H)	1.33	%(H)
Including waiver and/or reimbursement and recapture	0.56	%(H)	0.56	%(H)
Net investment income (loss) to average net assets (C)	2.14	%(H)	2.87	%(H)
Portfolio turnover rate (I)	8	%(F)	11	%(F)

(A)	Commenced operations on March 21, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.
(E)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Smart Beta 75 VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2017

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Smart Beta 75 VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Smart Beta 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Smart Beta 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to each other as well as to other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of June 30, 2017, the Portfolio has not utilized the program.

5. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Smart Beta 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rate:

Breakpoints	Rate (A)
First $1 billion	0.30%
Over $1 billion	0.28%

(A)	TAM has contractually agreed to waive 0.05% of its management fee through May 1, 2018. These amounts are not subject to recapture by TAM in future years.

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs including the investment management fee but excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Service Class	0.56%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.31%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees for all applicable share classes.

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the period ended June 30, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of June 30, 2017, the balances available for recapture by TAM for the Portfolio are as follows:

Amounts Available from Fiscal Year		Total
2016	June 30, 2017
$ 30,640	$ 9,035	$ 39,675

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Smart Beta 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. For the period ended June 30, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the period ended June 30, 2017.

6. PRINCIPAL OWNERSHIP

As of June 30, 2017, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Service Class	2	99.54%	99.54%

7. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 18,474,217	$ 1,691,311

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Smart Beta 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

sustained assuming examination by tax authorities. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

9. NEW ACCOUNTING PRONOUNCEMENT

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Smart Beta 75 VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 7-8, 2017, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica BlackRock Smart Beta 75 VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and BlackRock Investment Management, LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2018.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Services, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed continuation of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder functions of the funds.

Investment Performance

In addition, the Board considered the performance of the Portfolio since its inception on March 21, 2016 in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmark, in each case for the period ended December 31, 2016.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Smart Beta 75 VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Service Class Shares of the Portfolio was below the median for its peer universe since its inception. The Board also noted that the performance of Service Class Shares of the Portfolio was below its primary benchmark since its inception. The Trustees observed that the performance of the Portfolio had improved during the first quarter of 2017.

Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Service Class Shares of the Portfolio were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM had not made material changes to this methodology, which had been applied consistently for the Portfolio.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Smart Beta 75 VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through its undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio and that TAM believes that the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Tactical Allocation VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2017, and held for the entire period until June 30, 2017.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,064.90	$0.72	$1,024.10	$0.70	0.14%
Service Class	1,000.00	1,063.10	1.99	1,022.90	1.96	0.39

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2017

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	30.8%
U.S. Equity Funds	30.0
U.S. Mixed Allocation Fund	23.5
International Equity Funds	8.9
International Mixed Allocation Fund	6.7
Securities Lending Collateral	1.1
Repurchase Agreement	0.1
International Alternative Fund	0.0 *
Net Other Assets (Liabilities)	(1.1)
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Tactical Allocation VP

SCHEDULE OF INVESTMENTS

At June 30, 2017

(unaudited)

	Shares	Value
EXCHANGE-TRADED FUNDS - 4.7%
International Equity Funds - 3.2%
iShares MSCI Eurozone ETF (A)	1,104,753	$ 44,549,165
iShares MSCI Japan ETF (A)	140,267	7,525,324

		52,074,489

U.S. Fixed Income Funds - 1.5%
iShares iBoxx $ High Yield Corporate Bond ETF (A)	122,593	10,835,995
SPDR Bloomberg Barclays High Yield Bond ETF (A)	393,773	14,648,356

		25,484,351

Total Exchange-Traded Funds (Cost $71,271,022)		77,558,840

INVESTMENT COMPANIES - 95.2%
International Alternative Fund - 0.0% (B)
Transamerica Global Allocation Liquidating Trust (C) (D) (E) (F) (G)	79,640	466,836

International Equity Fund - 5.7%
Transamerica MFS International Equity VP (H)	10,037,332	93,146,443

International Mixed Allocation Fund - 6.7%
Transamerica Blackrock Global Allocation VP (H)	11,952,814	108,890,136

U.S. Equity Funds - 30.0%
Transamerica Barrow Hanley Dividend Focused VP (H)	3,494,747	84,887,404
Transamerica Jennison Growth VP (H)	8,116,574	83,844,214
Transamerica JPMorgan Enhanced Index VP (H)	10,147,443	203,151,815
Transamerica JPMorgan Mid Cap Value VP (H)	2,536,896	52,260,059
Transamerica WMC US Growth VP (H)	2,353,772	62,963,402

		487,106,894

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 29.3%
Transamerica JPMorgan Core Bond VP (H)	31,112,790	$ 409,444,319
Transamerica Short-Term Bond (I)	6,534,759	65,543,631

		474,987,950

U.S. Mixed Allocation Fund - 23.5%
Transamerica PIMCO Total Return VP (H)	33,226,728	381,775,108

Total Investment Companies (Cost $1,493,885,237)		1,546,373,367

SECURITIES LENDING COLLATERAL - 1.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.97% (J)	17,484,346	17,484,346

Total Securities Lending Collateral (Cost $17,484,346)		17,484,346

	Principal	Value
REPURCHASE AGREEMENT - 0.1%
State Street Bank & Trust Co. 0.12% (J), dated 06/30/2017, to be repurchased at $1,778,223 on 07/03/2017. Collateralized by a U.S. Government Obligation, 1.13%, due 06/30/2021, and with a value of $1,817,423.	$ 1,778,206	1,778,206

Total Repurchase Agreement (Cost $1,778,206)		1,778,206

Total Investments (Cost $1,584,418,811) (K)		1,643,194,759
Net Other Assets (Liabilities) - (1.1)%		(18,571,349)

Net Assets - 100.0%		$ 1,624,623,410

SECURITY VALUATION:

Valuation Inputs (L)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$77,558,840	$—	$—	$77,558,840
Investment Companies	1,545,906,531	—	—	1,545,906,531
Securities Lending Collateral	17,484,346	—	—	17,484,346
Repurchase Agreement	—	1,778,206	—	1,778,206

Total	$1,640,949,717	$1,778,206	$—	$1,642,727,923

Investment Companies Measured at Net Asset Value (M)				466,836

Total Investments				$1,643,194,759

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $17,115,215. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	Non-income producing security.
(D)	Investment in an affiliated company of Transamerica Asset Management, Inc.
(E)	Fair valued as determined in good faith in accordance with procedures established by the Board. At June 30, 2017, value of the security is $466,836, representing less than 0.1% of the Portfolio’s net assets.
(F)	Illiquid security. At June 30, 2017, the value of such securities amounted to $466,836 or less than 0.1% of the Portfolio’s net assets.
(G)	Restricted security. At June 30, 2017, the value of such security held by the Portfolio is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$819,372	$466,836	0.0	%(B)

(H)	Investment in the Initial Class shares of the affiliated portfolio of Transamerica Series Trust.
(I)	Investment in the Class I2 shares of the affiliated series of Transamerica Funds.
(J)	Rates disclosed reflect the yields at June 30, 2017.
(K)	Aggregate cost for federal income tax purposes is $1,584,418,811. Aggregate gross unrealized appreciation and depreciation for all securities is $80,191,037 and $21,415,089, respectively. Net unrealized appreciation for tax purposes is $58,775,948.
(L)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended June 30, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(M)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the Schedule of Investments.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Tactical Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2017

(unaudited)

Assets:
Affiliated investments, at value (cost $1,493,885,237)	$1,546,373,367
Unaffiliated investments, at value (cost $88,755,368) (including securities loaned of $17,115,215)	95,043,186
Repurchase agreement, at value (cost $1,778,206)	1,778,206
Receivables and other assets:
Shares of beneficial interest sold	10,857
Interest	6
Dividends	118,177
Net income from securities lending	31,791
Prepaid expenses	6,206

Total assets	1,643,361,796

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	481,932
Investments purchased	118,177
Investment management fees	164,481
Distribution and service fees	330,734
Transfer agent costs	5,620
Trustees, CCO and deferred compensation fees	5,471
Audit and tax fees	20,334
Custody fees	1,889
Legal fees	10,791
Printing and shareholder reports fees	71,719
Other	42,892
Collateral for securities on loan	17,484,346

Total liabilities	18,738,386

Net assets	$1,624,623,410

Net assets consist of:
Capital stock ($0.01 par value)	$1,036,351
Additional paid-in capital	1,499,784,507
Undistributed (distributions in excess of) net investment income (loss)	23,420,381
Accumulated net realized gain (loss)	41,606,223
Net unrealized appreciation (depreciation) on:
Affiliated investments	52,488,130
Unaffiliated investments	6,287,818

Net assets	$1,624,623,410

Net assets by class:
Initial Class	$27,624,344
Service Class	1,596,999,066

Shares outstanding:
Initial Class	2,759,150
Service Class	100,875,965

Net asset value and offering price per share:
Initial Class	$10.01
Service Class	15.83

STATEMENT OF OPERATIONS

For the period ended June 30, 2017

(unaudited)

Investment Income:
Dividend income from affiliated investments	$798,456
Dividend income from unaffiliated investments	1,600,971
Interest income from unaffiliated investments	1,024
Net income (loss) from securities lending	84,570

Total investment income	2,485,021

Expenses:
Investment management fees	981,870
Distribution and service fees:
Service Class	1,971,807
Transfer agent costs	11,450
Trustees, CCO and deferred compensation fees	19,498
Audit and tax fees	21,481
Custody fees	12,190
Legal fees	43,662
Printing and shareholder reports fees	35,003
Other	17,701

Total expenses	3,114,662

Net investment income (loss)	(629,641)

Net realized gain (loss) on:
Affiliated investments	14,327,459
Unaffiliated investments	4,131,967

Net realized gain (loss)	18,459,426

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	75,714,750
Unaffiliated investments	5,800,171

Net change in unrealized appreciation (depreciation)	81,514,921

Net realized and change in unrealized gain (loss)	99,974,347

Net increase (decrease) in net assets resulting from operations	$99,344,706

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Tactical Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2017 (unaudited)	December 31, 2016
From operations:
Net investment income (loss)	$(629,641)	$24,054,742
Net realized gain (loss)	18,459,426	26,136,399
Net change in unrealized appreciation (depreciation)	81,514,921	24,435,381

Net increase (decrease) in net assets resulting from operations	99,344,706	74,626,522

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	—	(1,081,216)
Service Class	—	(35,500,987)

Total dividends and/or distributions from net investment income	—	(36,582,203)

Net realized gains:
Initial Class	—	(1,421,058)
Service Class	—	(51,659,643)

Total dividends and/or distributions from net realized gains	—	(53,080,701)

Total dividends and/or distributions to shareholders	—	(89,662,904)

Capital share transactions:
Proceeds from shares sold:
Initial Class	439,054	1,181,159
Service Class	11,580,253	48,245,555

	12,019,307	49,426,714

Dividends and/or distributions reinvested:
Initial Class	—	2,502,274
Service Class	—	87,160,630

	—	89,662,904

Cost of shares redeemed:
Initial Class	(2,029,159)	(2,973,415)
Service Class	(68,967,194)	(74,634,026)

	(70,996,353)	(77,607,441)

Net increase (decrease) in net assets resulting from capital share transactions	(58,977,046)	61,482,177

Net increase (decrease) in net assets	40,367,660	46,445,795

Net assets:
Beginning of period/year	1,584,255,750	1,537,809,955

End of period/year	$1,624,623,410	$1,584,255,750

Undistributed (distributions in excess of) net investment income (loss)	$23,420,381	$24,050,022

Capital share transactions - shares:
Shares issued:
Initial Class	44,569	121,938
Service Class	758,619	3,198,064

	803,188	3,320,002

Shares reinvested:
Initial Class	—	265,352
Service Class	—	5,830,143

	—	6,095,495

Shares redeemed:
Initial Class	(207,719)	(308,425)
Service Class	(4,458,537)	(4,977,654)

	(4,666,256)	(5,286,079)

Net increase (decrease) in shares outstanding:
Initial Class	(163,150)	78,865
Service Class	(3,699,918)	4,050,553

	(3,863,068)	4,129,418

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Tactical Allocation VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$9.40		$9.80		$10.93	$10.91	$10.11	$9.68

Investment operations:
Net investment income (loss) (A) (B)	0.01		0.17	(C)	0.27	0.31	0.23	0.29
Net realized and unrealized gain (loss)	0.60		0.34		(0.27)	0.26	1.02	0.69

Total investment operations	0.61		0.51		—	0.57	1.25	0.98

Dividends and/or distributions to shareholders:
Net investment income	—		(0.39)		(0.32)	(0.23)	(0.22)	(0.22)
Net realized gains	—		(0.52)		(0.81)	(0.32)	(0.23)	(0.33)

Total dividends and/or distributions to shareholders	—		(0.91)		(1.13)	(0.55)	(0.45)	(0.55)

Net asset value, end of period/year	$10.01		$9.40		$9.80	$10.93	$10.91	$10.11

Total return (D)	6.49	%(E)	5.16%		0.06%	5.35%	12.63%	10.23%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$27,624		$27,478		$27,879	$30,241	$5,063	$3,377
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.14	%(G)	0.14%		0.14%	0.15%	0.15%	0.17%
Including waiver and/or reimbursement and recapture	0.14	%(G)	0.14	%(C)	0.14%	0.15%	0.15%	0.17%
Net investment income (loss) to average net assets (B)	0.17	%(G)	1.78	%(C)	2.57%	2.85%	2.19%	2.82%
Portfolio turnover rate (H)	2	%(E)	18%		8%	44%	25%	23%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

For a share outstanding during the period and years indicated:

	Service Class

	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$14.89		$15.02		$16.14	$15.87	$14.53	$13.70

Investment operations:
Net investment income (loss) (A) (B)	(0.01)		0.23	(C)	0.37	0.32	0.29	0.33
Net realized and unrealized gain (loss)	0.95		0.51		(0.39)	0.48	1.48	1.03

Total investment operations	0.94		0.74		(0.02)	0.80	1.77	1.36

Dividends and/or distributions to shareholders:
Net investment income	—		(0.35)		(0.29)	(0.21)	(0.20)	(0.20)
Net realized gains	—		(0.52)		(0.81)	(0.32)	(0.23)	(0.33)

Total dividends and/or distributions to shareholders	—		(0.87)		(1.10)	(0.53)	(0.43)	(0.53)

Net asset value, end of period/year	$15.83		$14.89		$15.02	$16.14	$15.87	$14.53

Total return (D)	6.31	%(E)	4.91%		(0.12)%	5.07%	12.35%	10.02%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,596,999		$1,556,778		$1,509,931	$1,496,764	$1,156,614	$761,748
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.39	%(G)	0.39%		0.39%	0.40%	0.40%	0.42%
Including waiver and/or reimbursement and recapture	0.39	%(G)	0.39	%(C)	0.39%	0.40%	0.40%	0.42%
Net investment income (loss) to average net assets (B)	(0.08	)%(G)	1.53	%(C)	2.35%	1.99%	1.90%	2.29%
Portfolio turnover rate (H)	2	%(E)	18%		8%	44%	25%	23%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2017

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Tactical Allocation VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Investment companies: Investment companies are valued at the NAV of the underlying portfolios. These investments are actively traded and no valuation adjustments are applied. Investment companies are categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee under the supervision of the Portfolio’s Board. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

4. SECURITIES AND OTHER INVESTMENTS (continued)

from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at June 30, 2017, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at June 30, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to each other as well as to other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of June 30, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2017.

Repurchase agreements at June 30, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of June 30, 2017.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$17,484,346	$—	$—	$—	$17,484,346
Total Borrowings	$17,484,346	$—	$—	$—	$17,484,346

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

For the period ended June 30, 2017, the Portfolio’s transactions in and earnings from investments in affiliates of TAM are as follows:

Affiliated Investments	Value December 31, 2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value June 30, 2017	Dividend Income	Net Capital Gain Distributions
Transamerica Barrow Hanley Dividend Focused VP	$121,459,558	$—	$(43,170,000)	$14,310,962	$(7,713,116)	$84,887,404	$—	$—
Transamerica Blackrock Global Allocation VP	101,359,863	—	—	—	7,530,273	108,890,136	—	—
Transamerica Global Allocation Liquidating Trust	477,675	—	—	—	(10,839)	466,836	—	—
Transamerica Jennison Growth VP	71,425,855	—	—	—	12,418,359	83,844,214	—	—
Transamerica JPMorgan Core Bond VP	400,110,482	—	—	—	9,333,837	409,444,319	—	—
Transamerica JPMorgan Enhanced Index VP	186,408,534	—	—	—	16,743,281	203,151,815	—	—
Transamerica JPMorgan Mid Cap Value VP	49,215,784	—	—	—	3,044,275	52,260,059	—	—
Transamerica MFS International Equity VP	79,194,551	—	—	—	13,951,892	93,146,443	—	—
Transamerica PIMCO Total Return VP	369,813,486	—	—	—	11,961,622	381,775,108	—	—
Transamerica Short-Term Bond	64,068,566	7,198,456	(6,074,540)	16,497	334,652	65,543,631	798,456	—
Transamerica WMC US Growth VP	54,842,888	—	—	—	8,120,514	62,963,402	—	—

Total	$1,498,377,242	$7,198,456	$(49,244,540)	$14,327,459	$ 75,714,750	$1,546,373,367	$798,456	$—

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $1 billion	0.13%
Over $1 billion	0.11%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs including the investment management fee but excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.25%	May 1, 2018
Service Class	0.50%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.25%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees for all applicable share classes

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the period ended June 30, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of June 30, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. For the period ended June 30, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the period ended June 30, 2017.

7. PRINCIPAL OWNERSHIP

As of June 30, 2017, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	1	97.07%	97.07%
Service Class	1	92.61%	92.61%

8. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 38,324,486	$ 97,087,244

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

10. NEW ACCOUNTING PRONOUNCEMENT

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Tactical Allocation VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 7-8, 2017, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica BlackRock Tactical Allocation VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and BlackRock Financial Management, Inc. (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2018.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Services, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed continuation of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmarks, in each case for various trailing periods ended December 31, 2016.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Tactical Allocation VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Initial Class Shares of the Portfolio was above the median for its peer universe for the past 3- and 5-year periods and in line with the median for the past 1-year period. The Board also noted that the performance of Initial Class Shares of the Portfolio was below its primary benchmark for the past 1-, 3- and 5-year periods.

Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Initial Class Shares of the Portfolio were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM had not made material changes to this methodology, which had been applied consistently for the Portfolio.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica BlackRock Tactical Allocation VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through its undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio and that TAM believes that the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Clarion Global Real Estate Securities VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2017, and held for the entire period until June 30, 2017.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Annualized Expense Ratio
Initial Class	$1,000.00	$1,048.90	$4.57	$1,020.30	$4.51	0.90%
Service Class	1,000.00	1,046.80	5.84	1,019.10	5.76	1.15

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2017

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	98.9%
Securities Lending Collateral	4.6
Repurchase Agreement	0.8
Net Other Assets (Liabilities)	(4.3)
Total	100.0%

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Clarion Global Real Estate Securities VP

SCHEDULE OF INVESTMENTS

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS - 98.9%
Australia - 5.4%
Aventus Retail Property Fund, Ltd., REIT	1,352,190	$ 2,390,374
Dexus, REIT (A)	693,689	5,054,445
Goodman Group, REIT	137,239	830,142
GPT Group, REIT	947,923	3,489,867
LendLease Group	326,725	4,181,162
Scentre Group, REIT	1,905,816	5,932,481

		21,878,471

Austria - 0.6%
BUWOG AG (B)	76,811	2,206,840

Canada - 0.5%
Canadian Real Estate Investment Trust	56,800	2,009,112

France - 4.0%
Gecina SA, REIT	27,601	4,329,886
Klepierre, REIT	164,632	6,747,614
Unibail-Rodamco SE, REIT	20,261	5,106,083

		16,183,583

Germany - 4.6%
ADO Properties SA (A) (C)	54,792	2,317,675
Deutsche Wohnen AG	87,324	3,340,195
LEG Immobilien AG	54,961	5,166,902
Vonovia SE	192,943	7,661,155

		18,485,927

Hong Kong - 9.6%
Cheung Kong Property Holdings, Ltd.	937,043	7,339,167
Hang Lung Properties, Ltd.	2,980,000	7,442,891
Hongkong Land Holdings, Ltd.	569,500	4,191,520
Link REIT	868,300	6,606,129
Swire Properties, Ltd.	1,949,000	6,428,059
Wharf Holdings, Ltd.	487,000	4,035,748
Wheelock & Co., Ltd.	342,000	2,580,074

		38,623,588

Japan - 13.7%
Activia Properties, Inc., REIT	611	2,610,229
Daito Trust Construction Co., Ltd.	12,800	1,990,985
Daiwa House Industry Co., Ltd.	72,992	2,490,716
Hulic Co., Ltd. (A)	464,500	4,736,888
Kenedix Retail REIT Corp.	1,983	4,185,501
Mitsubishi Estate Co., Ltd.	148,810	2,769,804
Mitsui Fudosan Co., Ltd.	623,410	14,857,084
Mitsui Fudosan Logistics Park, Inc., REIT	711	2,123,992
Mori Hills REIT Investment Corp.	2,236	2,747,412
Nippon Building Fund, Inc., REIT (A)	1,008	5,144,183
Nippon Prologis REIT, Inc. (A)	1,421	3,024,560
Nomura Real Estate Holdings, Inc.	80,300	1,573,516
Orix JREIT, Inc., Class A	2,531	3,733,211
Tokyo Tatemono Co., Ltd. (A)	241,600	3,161,905

		55,149,986

Netherlands - 0.5%
Eurocommercial Properties NV, CVA	51,372	2,052,728

Singapore - 3.7%
CapitaLand Mall Trust, REIT	1,402,600	2,012,083
CapitaLand, Ltd.	1,504,200	3,824,006
City Developments, Ltd.	208,800	1,627,328
Global Logistic Properties, Ltd., Class L	1,866,100	3,876,554
Mapletree Commercial Trust, REIT	2,969,492	3,440,232

		14,780,203

	Shares	Value
COMMON STOCKS (continued)
Spain - 0.6%
Hispania Activos Inmobiliarios SOCIMI SA, REIT	51,632	$ 853,612
Inmobiliaria Colonial SA	197,875	1,723,950

		2,577,562

Sweden - 1.0%
Castellum AB	107,284	1,575,252
Fabege AB	104,533	2,010,083
Hufvudstaden AB, A Shares	26,364	437,173

		4,022,508

United Kingdom - 5.2%
British Land Co. PLC, REIT	196,626	1,550,658
Hammerson PLC, REIT	410,125	3,068,790
Land Securities Group PLC, REIT	642,148	8,472,382
Safestore Holdings PLC, REIT	193,723	1,063,253
Segro PLC, REIT	559,862	3,567,208
Tritax Big Box REIT PLC	703,358	1,339,321
UNITE Group PLC, REIT	200,979	1,698,855

		20,760,467

United States - 49.5%
Alexandria Real Estate Equities, Inc., REIT	54,800	6,601,756
AvalonBay Communities, Inc., REIT	49,879	9,585,247
Boston Properties, Inc., REIT	24,500	3,013,990
Colony Starwood Homes, REIT	94,400	3,238,864
CubeSmart, Class A, REIT	135,230	3,250,929
CyrusOne, Inc., REIT	72,100	4,019,575
DCT Industrial Trust, Inc., REIT	82,400	4,403,456
DiamondRock Hospitality Co., REIT	188,200	2,060,790
Digital Realty Trust, Inc., REIT	17,117	1,933,365
Equinix, Inc., REIT	9,200	3,948,272
Equity Residential, REIT	72,936	4,801,377
Extra Space Storage, Inc., REIT	96,146	7,499,388
Forest City Realty Trust, Inc., Class A, REIT	86,800	2,097,956
Gaming and Leisure Properties, Inc., REIT	159,894	6,023,207
Geo Group, Inc., REIT	68,400	2,022,588
GGP, Inc., REIT	454,706	10,712,873
HCP, Inc., REIT	205,500	6,567,780
Healthcare Trust of America, Inc., Class A, REIT	157,177	4,889,777
Host Hotels & Resorts, Inc., REIT	222,405	4,063,339
Hudson Pacific Properties, Inc., REIT	96,133	3,286,787
Invitation Homes, Inc., REIT	95,300	2,061,339
Iron Mountain, Inc., REIT	119,700	4,112,892
Kilroy Realty Corp., REIT	51,000	3,832,650
Kimco Realty Corp., REIT	222,870	4,089,665
Mid-America Apartment Communities, Inc., REIT	46,900	4,942,322
Park Hotels & Resorts, Inc., REIT	112,700	3,038,392
Prologis, Inc., Class A, REIT	208,310	12,215,298
Regency Centers Corp., REIT	110,100	6,896,664
Simon Property Group, Inc., REIT	109,659	17,738,440
SL Green Realty Corp., REIT	62,600	6,623,080
STORE Capital Corp., REIT	137,900	3,095,855
Sun Communities, Inc., REIT	57,400	5,033,406
Sunstone Hotel Investors, Inc., REIT	177,094	2,854,755
UDR, Inc., REIT	136,384	5,314,885
VEREIT, Inc.	713,100	5,804,634

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Clarion Global Real Estate Securities VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Vornado Realty Trust, Class A, REIT	80,885	$ 7,595,102
Welltower, Inc., REIT	138,894	10,396,216

		199,666,911

Total Common Stocks (Cost $394,200,393)		398,397,886

SECURITIES LENDING COLLATERAL - 4.6%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.97% (D)	18,679,028	18,679,028

Total Securities Lending Collateral (Cost $18,679,028)		18,679,028

	Principal	Value
REPURCHASE AGREEMENT - 0.8%

State Street Bank & Trust Co. 0.12% (D), dated 06/30/2017, to be repurchased at $3,230,424 on 07/03/2017. Collateralized by a U.S. Government Obligation, 1.38%, due 05/31/2021, and with a value of $3,296,331.

	$ 3,230,392	$ 3,230,392

Total Repurchase Agreement (Cost $3,230,392)		3,230,392

Total Investments (Cost $416,109,813) (E)		420,307,306
Net Other Assets (Liabilities) - (4.3)%		(17,266,083)

Net Assets - 100.0%		$ 403,041,223

INVESTMENTS BY INDUSTRY:

Industry	Percentage of Total Investments	Value
Equity Real Estate Investment Trusts	70.2%	$294,851,254
Real Estate Management & Development	24.6	103,546,632

Investments, at Value	94.8	398,397,886
Short-Term Investments	5.2	21,909,420

Total Investments	100.0%	$420,307,306

SECURITY VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$201,676,023	$196,721,863	$—	$398,397,886
Securities Lending Collateral	18,679,028	—	—	18,679,028
Repurchase Agreement	—	3,230,392	—	3,230,392

Total Investments	$220,355,051	$199,952,255	$—	$420,307,306

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $17,781,873. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing security.
(C)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2017, the value of the 144A security is $2,317,675, representing 0.6% of the Portfolio’s net assets.
(D)	Rates disclosed reflect the yields at June 30, 2017.
(E)	Aggregate cost for federal income tax purposes is $416,109,813. Aggregate gross unrealized appreciation and depreciation for all securities is $21,072,214 and $16,874,721, respectively. Net unrealized appreciation for tax purposes is $4,197,493.
(F)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended June 30, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

CVA	Commanditaire Vennootschap op Aandelen (Dutch Certificate)
REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Clarion Global Real Estate Securities VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2017

(unaudited)

Assets:
Investments, at value (cost $412,879,421) (including securities loaned of $17,781,873)	$417,076,914
Repurchase agreement, at value (cost $3,230,392)	3,230,392
Foreign currency, at value (cost $250,994)	250,740
Receivables and other assets:
Shares of beneficial interest sold	5,646
Investments sold	3,679,523
Interest	11
Dividends	1,525,020
Tax reclaims	68,960
Net income from securities lending	770
Prepaid expenses	2,117

Total assets	425,840,093

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	4,635
Investments purchased	3,754,387
Investment management fees	274,681
Distribution and service fees	20,191
Transfer agent costs	1,715
Trustees, CCO and deferred compensation fees	1,420
Audit and tax fees	12,250
Custody fees	6,374
Legal fees	2,384
Printing and shareholder reports fees	39,502
Other	2,303
Collateral for securities on loan	18,679,028

Total liabilities	22,798,870

Net assets	$403,041,223

Net assets consist of:
Capital stock ($0.01 par value)	$310,355
Additional paid-in capital	476,662,884
Undistributed (distributions in excess of) net investment income (loss)	17,270,805
Accumulated net realized gain (loss)	(95,395,034)
Net unrealized appreciation (depreciation) on:
Investments	4,197,493
Translation of assets and liabilities denominated in foreign currencies	(5,280)

Net assets	$403,041,223

Net assets by class:
Initial Class	$306,046,036
Service Class	96,995,187

Shares outstanding:
Initial Class	23,803,045
Service Class	7,232,422

Net asset value and offering price per share:
Initial Class	$12.86
Service Class	13.41

STATEMENT OF OPERATIONS

For the period ended June 30, 2017

(unaudited)

Investment Income:
Dividend income	$6,361,215
Interest income	1,301
Net income (loss) from securities lending	33,129
Withholding taxes on foreign income	(277,504)

Total investment income	6,118,141

Expenses:
Investment management fees	1,741,582
Distribution and service fees:
Service Class	119,704
Transfer agent costs	3,321
Trustees, CCO and deferred compensation fees	5,065
Audit and tax fees	11,513
Custody fees	109,635
Legal fees	11,807
Printing and shareholder reports fees	20,365
Other	7,098

Total expenses	2,030,090

Net investment income (loss)	4,088,051

Net realized gain (loss) on:
Investments	(1,844,821)
Foreign currency transactions	(32,313)

Net realized gain (loss)	(1,877,134)

Net change in unrealized appreciation (depreciation) on:
Investments	15,732,885
Translation of assets and liabilities denominated in foreign currencies	17,773

Net change in unrealized appreciation (depreciation)	15,750,658

Net realized and change in unrealized gain (loss)	13,873,524

Net increase (decrease) in net assets resulting from operations	$17,961,575

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Clarion Global Real Estate Securities VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2017 (unaudited)	December 31, 2016
From operations:
Net investment income (loss)	$4,088,051	$10,099,773
Net realized gain (loss)	(1,877,134)	5,816,018
Net change in unrealized appreciation (depreciation)	15,750,658	(20,335,388)

Net increase (decrease) in net assets resulting from operations	17,961,575	(4,419,597)

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	—	(6,389,134)
Service Class	—	(1,416,725)

Total dividends and/or distributions from net investment income	—	(7,805,859)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,636,149	226,406,621
Service Class	1,945,545	9,249,512

	3,581,694	235,656,133

Dividends and/or distributions reinvested:
Initial Class	—	6,389,134
Service Class	—	1,416,725

	—	7,805,859

Cost of shares redeemed:
Initial Class	(79,210,223)	(126,445,013)
Service Class	(5,206,478)	(15,618,172)

	(84,416,701)	(142,063,185)

Net increase (decrease) in net assets resulting from capital share transactions	(80,835,007)	101,398,807

Net increase (decrease) in net assets	(62,873,432)	89,173,351

Net assets:
Beginning of period/year	465,914,655	376,741,304

End of period/year	$403,041,223	$465,914,655

Undistributed (distributions in excess of) net investment income (loss)	$17,270,805	$13,182,754

Capital share transactions - shares:
Shares issued:
Initial Class	130,658	17,129,616
Service Class	148,169	695,303

	278,827	17,824,919

Shares reinvested:
Initial Class	—	482,563
Service Class	—	102,365

	—	584,928

Shares redeemed:
Initial Class	(6,501,743)	(9,607,691)
Service Class	(397,372)	(1,208,559)

	(6,899,115)	(10,816,250)

Net increase (decrease) in shares outstanding:
Initial Class	(6,371,085)	8,004,488
Service Class	(249,203)	(410,891)

	(6,620,288)	7,593,597

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Clarion Global Real Estate Securities VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$12.26		$12.39		$13.06	$11.67	$11.92	$9.86

Investment operations:
Net investment income (loss) (A)	0.12		0.31	(B)	0.22	0.24	0.23	0.24
Net realized and unrealized gain (loss)	0.48		(0.22)		(0.30)	1.34	0.20	2.22

Total investment operations	0.60		0.09		(0.08)	1.58	0.43	2.46

Dividends and/or distributions to shareholders:
Net investment income	—		(0.22)		(0.59)	(0.19)	(0.68)	(0.40)

Net asset value, end of period/year	$12.86		$12.26		$12.39	$13.06	$11.67	$11.92

Total return (C)	4.89	%(D)	0.62%		(0.60)%	13.56%	3.90%	25.25%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$306,046		$370,080		$274,688	$452,444	$329,290	$342,553
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.90	%(E)	0.89%		0.89%	0.90%	0.90%	0.92%
Including waiver and/or reimbursement and recapture	0.90	%(E)	0.87	%(B)	0.89%	0.90%	0.90%	0.92%
Net investment income (loss) to average net assets	1.97	%(E)	2.45	%(B)	1.66%	1.90%	1.93%	2.15%
Portfolio turnover rate	57	%(D)	46%		56%	30%	38%	53%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$12.81		$12.93		$13.61	$12.16	$12.39	$10.24

Investment operations:
Net investment income (loss) (A)	0.11		0.31	(B)	0.19	0.22	0.21	0.21
Net realized and unrealized gain (loss)	0.49		(0.24)		(0.31)	1.40	0.22	2.32

Total investment operations	0.60		0.07		(0.12)	1.62	0.43	2.53

Dividends and/or distributions to shareholders:
Net investment income	—		(0.19)		(0.56)	(0.17)	(0.66)	(0.38)

Net asset value, end of period/year	$13.41		$12.81		$12.93	$13.61	$12.16	$12.39

Total return (C)	4.68	%(D)	0.42%		(0.87)%	13.29%	3.71%	24.98%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$96,995		$95,835		$102,053	$106,430	$79,667	$68,764
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.15	%(E)	1.14%		1.14%	1.15%	1.15%	1.17%
Including waiver and/or reimbursement and recapture	1.15	%(E)	1.13	%(B)	1.14%	1.15%	1.15%	1.17%
Net investment income (loss) to average net assets	1.76	%(E)	2.33	%(B)	1.38%	1.67%	1.64%	1.85%
Portfolio turnover rate	57	%(D)	46%		56%	30%	38%	53%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Clarion Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2017

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Clarion Global Real Estate Securities VP (the “Portfolio”) is a series of TST and is classified as non-diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Clarion Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the period ended June 30, 2017, commissions recaptured are $27,198.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Clarion Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Clarion Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, ETF and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at June 30, 2017, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at June 30, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Clarion Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to each other as well as to other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of June 30, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2017.

Repurchase agreements at June 30, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of June 30, 2017.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$18,679,028	$—	$—	$—	$18,679,028
Total Borrowings	$18,679,028	$—	$—	$—	$18,679,028

6. RISK FACTOR

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Real estate investment trusts (“REIT”) and real estate risk: Investments in the real estate industry and REITs are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in operating expenses, property taxes or interest rates. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition, REITs are subject to a number of highly technical tax-related rules and requirements; and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Clarion Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

As of June 30, 2017, the percentage of Portfolio net assets owned by affiliated investors are as follows:

Portfolio	Value	Percentage of Net Assets
Transamerica Asset Allocation – Growth VP	$37,026,316	9.19%
Transamerica Asset Allocation – Moderate Growth VP	148,583,951	36.86
Total	$185,610,267	46.05%

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $250 million	0.830%
Over $250 million up to $500 million	0.805%
Over $500 million up to $1 billion	0.730%
Over $1 billion	0.680%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs including the investment management fee but excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	1.00%	May 1, 2018
Service Class	1.25%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	1.00%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees for all applicable share classes.

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the period ended June 30, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of June 30, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Clarion Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. For the period ended June 30, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the period ended June 30, 2017.

8. PRINCIPAL OWNERSHIP

As of June 30, 2017, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	4	89.06%	89.06%
Service Class	1	87.77%	87.77%

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Clarion Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

9. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 240,712,159	$ 313,836,276

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

11. NEW ACCOUNTING PRONOUNCEMENT

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Clarion Global Real Estate Securities VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 7-8, 2017, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica Clarion Global Real Estate Securities VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and CBRE Clarion Securities, LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2018.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Services, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed continuation of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmark, in each case for various trailing periods ended December 31, 2016.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Clarion Global Real Estate Securities VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Initial Class Shares of the Portfolio was above the median for its peer universe for the past 10-year period and below the median for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Initial Class Shares of the Portfolio was below its benchmark for the past 1-, 3-, 5- and 10-year periods. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Portfolio.

Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Initial Class Shares of the Portfolio were in line with the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM had not made material changes to this methodology, which had been applied consistently for the Portfolio.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Clarion Global Real Estate Securities VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through its undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio and that TAM believes that the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Portfolio. The Board also noted that the Sub-Adviser participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and the contract holders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Portfolio’s brokerage transactions.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica International Equity Index VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The actual expense example is based on an investment of $1,000 invested at May 1, 2017, and held for the entire period until June 30, 2017.

The hypothetical expense example is based on an investment of $1,000 invested at January 1, 2017, and held for the entire period until June 30, 2017.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value June 30, 2017	Expenses Paid During Period (B) May 1, 2017 - June 30, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Annualized Expense Ratio
Service Class	$1,000.00	$1,023.00	$0.71	$1,022.70	$2.16	0.43%

(A)	5% return per year before expenses.

(B)	Portfolio commenced operations on May 1, 2017. Actual expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (60 days), and divided by the number of days in the year (365 days). For comparability purposes, hypothetical expenses assume that the Portfolio was in operation for the entire six-month period ended June 30, 2017. Thus, the hypothetical expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2017

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	96.6%
Preferred Stocks	0.5
Rights	0.0 *
Net Other Assets (Liabilities)	2.9
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica International Equity Index VP

SCHEDULE OF INVESTMENTS

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS - 96.6%
Australia - 6.9%
AGL Energy, Ltd.	149	$ 2,920
Alumina, Ltd.	676	998
Amcor, Ltd.	221	2,753
AMP, Ltd.	985	3,929
APA Group	176	1,240
Aristocrat Leisure, Ltd.	191	3,312
ASX, Ltd.	96	3,956
Aurizon Holdings, Ltd.	241	993
Australia & New Zealand Banking Group, Ltd.	564	12,450
Bendigo & Adelaide Bank, Ltd.	120	1,022
BHP Billiton PLC	392	6,004
BHP Billiton, Ltd.	602	10,772
BlueScope Steel, Ltd.	100	1,015
Boral, Ltd.	187	999
Brambles, Ltd.	378	2,827
Caltex Australia, Ltd.	43	1,045
Challenger, Ltd.	97	995
Coca-Cola Amatil, Ltd.	143	1,014
Cochlear, Ltd.	28	3,345
Commonwealth Bank of Australia	333	21,195
CSL, Ltd.	87	9,230
Dexus, REIT	136	991
Fortescue Metals Group, Ltd.	268	1,075
Goodman Group, REIT	572	3,460
GPT Group, REIT	259	954
Incitec Pivot, Ltd.	391	1,025
Insurance Australia Group, Ltd.	490	2,553
LendLease Group	79	1,011
Macquarie Group, Ltd.	73	4,966
Medibank Pvt, Ltd.	463	996
Mirvac Group, REIT	584	956
National Australia Bank, Ltd., Class N	510	11,599
Newcrest Mining, Ltd.	161	2,495
Oil Search, Ltd.	205	1,075
Orica, Ltd.	64	1,017
Origin Energy, Ltd. (A)	502	2,647
QBE Insurance Group, Ltd.	309	2,805
Ramsay Health Care, Ltd.	22	1,245
Santos, Ltd. (A)	435	1,013
Scentre Group, REIT	1,543	4,803
Sonic Healthcare, Ltd.	62	1,154
South32, Ltd.	1,154	2,377
Stockland, REIT	383	1,289
Suncorp Group, Ltd.	244	2,779
Sydney Airport	176	959
Tatts Group, Ltd.	314	1,009
Telstra Corp., Ltd.	893	2,951
Transurban Group	558	5,082
Treasury Wine Estates, Ltd.	309	3,126
Vicinity Centres, REIT	481	950
Wesfarmers, Ltd.	178	5,489
Westfield Corp., REIT	474	2,925
Westpac Banking Corp.	643	15,078
Woodside Petroleum, Ltd.	208	4,775
Woolworths, Ltd.	249	4,888

		193,531

	Shares	Value
COMMON STOCKS (continued)
Austria - 0.3%
Andritz AG	17	$ 1,024
Erste Group Bank AG (A)	65	2,489
OMV AG	37	1,920
Raiffeisen Bank International AG (A)	40	1,010
voestalpine AG	25	1,165

		7,608

Belgium - 1.1%
Ageas	49	1,973
Anheuser-Busch InBev SA	148	16,348
Colruyt SA	20	1,054
Groupe Bruxelles Lambert SA	13	1,251
KBC Group NV	65	4,930
Proximus SADP	29	1,015
Solvay SA, Class A	11	1,476
UCB SA	29	1,995
Umicore SA	29	2,017

		32,059

Chile - 0.0% (B)
Antofagasta PLC, Class A	98	1,015

Denmark - 1.8%
AP Moller - Maersk A/S, Class B	2	4,021
Carlsberg A/S, Class B	14	1,496
Chr Hansen Holding A/S	14	1,018
Coloplast A/S, Class B	36	3,008
Danske Bank A/S, Class R	240	9,231
DONG Energy A/S (C)	22	993
DSV A/S	24	1,475
Genmab A/S (A)	15	3,200
H. Lundbeck A/S	18	1,010
ISS A/S	25	982
Novo Nordisk A/S, Class B	355	15,203
Novozymes A/S, Class B	67	2,932
Pandora A/S	21	1,960
TDC A/S, Class B	172	1,000
Vestas Wind Systems A/S	36	3,323

		50,852

Finland - 0.9%
Elisa OYJ	30	1,163
Fortum OYJ	64	1,004
Kone OYJ, Class B	61	3,103
Metso OYJ	29	1,006
Neste OYJ	26	1,024
Nokia OYJ	1,116	6,826
Nokian Renkaat OYJ	24	993
Orion OYJ, Class B	32	2,043
Sampo Oyj, Class A	77	3,946
Stora Enso OYJ, Class R	80	1,033
UPM-Kymmene OYJ	107	3,050
Wartsila OYJ Abp	19	1,123

		26,314

France - 10.0%
Accor SA	48	2,250
Aeroports de Paris, Class A	6	968
Air Liquide SA, Class A	72	8,898
Airbus SE	109	8,964
Alstom SA (A)	28	979

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica International Equity Index VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
France (continued)
Arkema SA	23	$ 2,454
Atos SE	22	3,088
AXA SA	372	10,176
BNP Paribas SA	221	15,917
Bollore SA	215	978
Bouygues SA, Class A	55	2,319
Bureau Veritas SA	44	974
Capgemini SE	29	2,997
Carrefour SA	116	2,935
Casino Guichard Perrachon SA	17	1,007
Christian Dior SE	11	3,145
Cie de Saint-Gobain	150	8,015
Cie Generale des Etablissements Michelin, Class B	32	4,254
CNP Assurances	44	988
Credit Agricole SA	246	3,957
Danone SA	115	8,644
Dassault Systemes SE	33	2,958
Edenred	38	991
Eiffage SA	21	1,908
Electricite de France SA	89	964
Engie SA	331	4,996
Essilor International SA	40	5,089
Eutelsat Communications SA	38	971
Gecina SA, REIT	6	941
Groupe Eurotunnel SE	92	981
Hermes International	6	2,965
Iliad SA	4	946
Ingenico Group SA	12	1,090
Ipsen SA	7	958
Kering	15	5,109
Klepierre, REIT	57	2,336
L’Oreal SA	48	10,000
Lagardere SCA	31	979
Legrand SA	83	5,806
LVMH Moet Hennessy Louis Vuitton SE	54	13,464
Natixis SA, Class A	306	2,054
Orange SA	357	5,664
Pernod Ricard SA	39	5,223
Peugeot SA	148	2,952
Publicis Groupe SA	41	3,058
Renault SA	31	2,806
Rexel SA	61	998
Safran SA	59	5,407
Sanofi	221	21,142
Schneider Electric SE (A)	105	8,067
SCOR SE	30	1,189
SEB SA	6	1,078
Societe BIC SA	9	1,068
Societe Generale SA	150	8,071
Sodexo SA	12	1,552
Suez	55	1,019
Thales SA	22	2,368
TOTAL SA	455	22,494
Unibail-Rodamco SE, REIT	28	7,056
Valeo SA	41	2,762
Veolia Environnement SA	135	2,853
Vinci SA	94	8,023
Vivendi SA	194	4,319

	Shares	Value
COMMON STOCKS (continued)
France (continued)
Wendel SA	7	$ 1,036
Zodiac Aerospace	38	1,031

		280,649

Germany - 8.7%
adidas AG	38	7,281
Allianz SE, Class A	88	17,328
BASF SE, Class R	184	17,042
Bayer AG	161	20,816
Bayerische Motoren Werke AG	62	5,756
Beiersdorf AG	25	2,628
Brenntag AG	20	1,158
Commerzbank AG (A)	281	3,347
Continental AG	21	4,532
Covestro AG (C)	29	2,094
Daimler AG	188	13,607
Deutsche Bank AG	407	7,217
Deutsche Boerse AG	40	4,222
Deutsche Lufthansa AG	49	1,115
Deutsche Post AG	184	6,897
Deutsche Telekom AG	626	11,240
Deutsche Wohnen AG	77	2,945
E.ON SE	456	4,296
Evonik Industries AG	35	1,119
Fraport AG Frankfurt Airport Services Worldwide	14	1,236
Fresenius Medical Care AG & Co. KGaA	45	4,326
Fresenius SE & Co. KGaA	81	6,944
GEA Group AG	49	2,005
Hannover Rueck SE	9	1,079
HeidelbergCement AG	30	2,900
Henkel AG & Co. KGaA	23	2,782
HUGO BOSS AG, Class A	14	980
Infineon Technologies AG	226	4,771
Innogy SE (C)	28	1,102
K+S AG	30	768
LANXESS AG	26	1,969
Linde AG	35	6,628
MAN SE	10	1,072
Merck KGaA	27	3,261
METRO AG	35	1,181
Muenchener Rueckversicherungs-Gesellschaft AG	32	6,453
OSRAM Licht AG	13	1,036
ProSiebenSat.1 Media SE	71	2,971
RWE AG (A)	115	2,291
SAP SE	196	20,472
Siemens AG, Class A	149	20,481
Symrise AG	42	2,975
Telefonica Deutschland Holding AG	206	1,029
thyssenkrupp AG	85	2,415
TUI AG	70	1,024
United Internet AG	37	2,035
Volkswagen AG	5	775
Vonovia SE	77	3,057
Zalando SE (A) (C)	18	823

		245,481

Hong Kong - 3.3%
AIA Group, Ltd.	2,400	17,537
BOC Hong Kong Holdings, Ltd.	1,000	4,784

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica International Equity Index VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Hong Kong (continued)
Cheung Kong Property Holdings, Ltd.	500	$ 3,916
CK Hutchison Holdings, Ltd.	500	6,276
CLP Holdings, Ltd.	500	5,290
Galaxy Entertainment Group, Ltd.	1,000	6,071
Hang Seng Bank, Ltd.	100	2,092
Henderson Land Development Co., Ltd.	1,100	6,136
Hong Kong & China Gas Co., Ltd.	1,100	2,068
Hong Kong Exchanges & Clearing, Ltd.	400	10,339
Hongkong Land Holdings, Ltd.	200	1,472
Jardine Matheson Holdings, Ltd.	100	6,420
Jardine Strategic Holdings, Ltd.	100	4,169
Link REIT	1,000	7,608
Melco Resorts & Entertainment, Ltd., ADR	100	2,245
Power Assets Holdings, Ltd.	500	4,416
WH Group, Ltd. (C)	1,000	1,009

		91,848

Ireland - 0.8%
AerCap Holdings NV (A)	100	4,643
Bank of Ireland (A)	7,897	2,075
CRH PLC	149	5,271
DCC PLC	31	2,822
James Hardie Industries PLC, CDI	133	2,096
Kerry Group PLC, Class A	34	2,925
Paddy Power Betfair PLC	18	1,922

		21,754

Israel - 0.6%
Bank Hapoalim BM	297	2,003
Bank Leumi Le-Israel BM	417	2,026
Check Point Software Technologies, Ltd., Class A (A)	28	3,054
Mobileye NV (A)	25	1,570
Teva Pharmaceutical Industries, Ltd., ADR	215	7,142

		15,795

Italy - 2.0%
Assicurazioni Generali SpA	247	4,065
Atlantia SpA	93	2,617
Enel SpA	1,546	8,289
Eni SpA, Class B	452	6,794
Ferrari NV	28	2,403
Intesa Sanpaolo SpA	2,690	8,330
Leonardo SpA	114	1,894
Luxottica Group SpA	38	2,198
Mediobanca SpA	207	2,043
Poste Italiane SpA (C)	145	993
Prysmian SpA	34	1,000
Recordati SpA	24	974
Snam SpA	720	3,138
Telecom Italia SpA (A)	3,629	3,349
Terna Rete Elettrica Nazionale SpA	178	961
UniCredit SpA (A)	397	7,414

		56,462

Japan - 22.7%
Aeon Co., Ltd.	100	1,518
Ajinomoto Co., Inc.	200	4,315
Amada Holdings Co., Ltd.	100	1,154
Asahi Group Holdings, Ltd.	100	3,759

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Astellas Pharma, Inc.	400	$ 4,888
Bridgestone Corp.	100	4,303
Brother Industries, Ltd.	100	2,305
Canon, Inc.	300	10,178
Chubu Electric Power Co., Inc.	100	1,327
Chugai Pharmaceutical Co., Ltd.	100	3,739
Concordia Financial Group, Ltd.	200	1,008
Dai-ichi Life Holdings, Inc.	200	3,603
Daiichi Sankyo Co., Ltd.	100	2,353
Daikin Industries, Ltd.	100	10,198
Daiwa House Industry Co., Ltd.	300	10,237
Denso Corp.	100	4,216
Dentsu, Inc.	100	4,774
East Japan Railway Co.	100	9,553
Eisai Co., Ltd.	100	5,517
Electric Power Development Co., Ltd.	100	2,470
FANUC Corp.	100	19,253
FUJIFILM Holdings Corp.	100	3,592
Fujitsu, Ltd.	1,000	7,360
Hankyu Hanshin Holdings, Inc.	100	3,592
Hitachi, Ltd.	1,000	6,129
Honda Motor Co., Ltd.	400	10,897
Hoya Corp.	100	5,186
Inpex Corp.	200	1,922
Isetan Mitsukoshi Holdings, Ltd.	100	1,001
Isuzu Motors, Ltd.	100	1,232
ITOCHU Corp.	700	10,387
Japan Exchange Group, Inc.	100	1,809
Japan Post Bank Co., Ltd.	100	1,279
Japan Post Holdings Co., Ltd.	100	1,239
Japan Retail Fund Investment Corp., Class A, REIT	1	1,845
Japan Tobacco, Inc.	200	7,018
JFE Holdings, Inc.	100	1,734
JGC Corp.	100	1,620
JXTG Holdings, Inc.	900	3,926
Kansai Electric Power Co., Inc.	100	1,375
Kansai Paint Co., Ltd.	100	2,298
Kao Corp.	100	5,932
KDDI Corp.	400	10,580
Kintetsu Group Holdings Co., Ltd.	1,000	3,850
Kirin Holdings Co., Ltd.	200	4,070
Kobe Steel, Ltd. (A)	200	2,052
Komatsu, Ltd.	200	5,076
Konica Minolta, Inc.	200	1,657
Kubota Corp.	200	3,356
Kuraray Co., Ltd.	100	1,812
Kyocera Corp.	200	11,569
Kyowa Hakko Kirin Co., Ltd.	100	1,856
Kyushu Electric Power Co., Inc.	100	1,213
Lion Corp.	100	2,068
LIXIL Group Corp.	100	2,497
M3, Inc.	100	2,752
Makita Corp.	100	3,694
Marubeni Corp.	200	1,291
Maruichi Steel Tube, Ltd.	100	2,903
Mazda Motor Corp.	100	1,394
Medipal Holdings Corp.	100	1,848
MINEBEA MITSUMI, Inc.	100	1,605

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica International Equity Index VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
MISUMI Group, Inc.	100	$ 2,281
Mitsubishi Chemical Holdings Corp.	200	1,654
Mitsubishi Corp.	300	6,284
Mitsubishi Electric Corp.	300	4,309
Mitsubishi Estate Co., Ltd.	400	7,445
Mitsubishi Gas Chemical Co., Inc.	100	2,112
Mitsubishi Heavy Industries, Ltd.	1,000	4,088
Mitsubishi Tanabe Pharma Corp.	100	2,308
Mitsubishi UFJ Financial Group, Inc.	2,400	16,106
Mitsui & Co., Ltd.	500	7,137
Mitsui Fudosan Co., Ltd.	200	4,766
Mizuho Financial Group, Inc.	4,300	7,853
MS&AD Insurance Group Holdings, Inc.	100	3,355
Murata Manufacturing Co., Ltd.	100	15,177
NEC Corp.	1,000	2,649
Nexon Co., Ltd. (A)	100	1,974
NGK Insulators, Ltd.	100	1,991
NGK Spark Plug Co., Ltd.	100	2,124
Nidec Corp.	100	10,233
Nikon Corp.	100	1,597
Nippon Steel & Sumitomo Metal Corp.	200	4,513
Nippon Telegraph & Telephone Corp.	100	4,721
Nissan Motor Co., Ltd.	400	3,976
Nomura Holdings, Inc.	800	4,790
Nomura Real Estate Master Fund, Inc., REIT	1	1,367
NSK, Ltd.	100	1,247
NTT Data Corp.	100	1,111
NTT DOCOMO, Inc.	300	7,074
Obayashi Corp.	100	1,174
Odakyu Electric Railway Co., Ltd.	100	2,015
OJI Holdings Corp.	1,000	5,157
Olympus Corp.	100	3,645
Ono Pharmaceutical Co., Ltd.	100	2,179
Oriental Land Co., Ltd.	100	6,764
ORIX Corp.	300	4,641
Otsuka Holdings Co., Ltd.	100	4,259
Panasonic Corp.	400	5,420
Rakuten, Inc.	200	2,351
Recruit Holdings Co., Ltd.	300	5,151
Resona Holdings, Inc.	600	3,299
Ricoh Co., Ltd.	100	882
Santen Pharmaceutical Co., Ltd.	100	1,355
Secom Co., Ltd.	100	7,579
Seiko Epson Corp.	100	2,222
Sekisui Chemical Co., Ltd.	100	1,788
Sekisui House, Ltd.	100	1,760
Seven & i Holdings Co., Ltd.	200	8,229
Sharp Corp. (A)	1,000	3,708
Shimadzu Corp.	100	1,901
Shin-Etsu Chemical Co., Ltd.	100	9,055
Shionogi & Co., Ltd.	100	5,565
Shiseido Co., Ltd.	100	3,551
SoftBank Group Corp.	200	16,176
Sompo Holdings, Inc.	100	3,858
Sony Corp.	300	11,432
Start Today Co., Ltd.	100	2,458
Subaru Corp.	200	6,732
Sumitomo Corp.	700	9,099

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Sumitomo Electric Industries, Ltd.	100	$ 1,538
Sumitomo Mitsui Financial Group, Inc.	300	11,680
Sumitomo Mitsui Trust Holdings, Inc.	100	3,573
Suruga Bank, Ltd.	100	2,420
Suzuki Motor Corp.	100	4,739
Sysmex Corp.	100	5,966
T&D Holdings, Inc.	100	1,520
Takeda Pharmaceutical Co., Ltd.	200	10,152
Terumo Corp.	100	3,934
Tobu Railway Co., Ltd.	1,000	5,450
Tohoku Electric Power Co., Inc.	100	1,383
Tokio Marine Holdings, Inc.	100	4,135
Tokyo Electric Power Co. Holdings, Inc. (A)	200	823
Toray Industries, Inc.	200	1,672
Toshiba Corp. (A)	1,000	2,417
Toyota Motor Corp.	500	26,197
Unicharm Corp.	100	2,509
United Urban Investment Corp., Class A, REIT	1	1,427
USS Co., Ltd.	100	1,985
Yahoo Japan Corp.	200	870
Yamaha Motor Co., Ltd.	100	2,577
Yamato Holdings Co., Ltd.	100	2,026
Yaskawa Electric Corp.	100	2,117
Yokogawa Electric Corp.	100	1,601

		639,542

Jersey, Channel Islands - 0.1%
Randgold Resources, Ltd.	24	2,127

Luxembourg - 0.3%
ArcelorMittal (A)	137	3,108
Eurofins Scientific SE	2	1,126
Millicom International Cellular SA, Class B, SDR	18	1,063
SES SA, Class A	80	1,875
Tenaris SA	72	1,123

		8,295

Macau - 0.1%
Sands China, Ltd.	400	1,832

Mexico - 0.0% (B)
Fresnillo PLC	50	972

Netherlands - 4.0%
ABN AMRO Group NV, CVA (C)	78	2,068
Akzo Nobel NV	52	4,519
Altice NV, Class A (A)	123	2,838
ASML Holding NV	70	9,122
EXOR NV	17	920
Gemalto NV	17	1,020
Heineken Holding NV, Class A	64	5,866
Heineken NV	37	3,598
ING Groep NV	742	12,797
Koninklijke Ahold Delhaize NV	220	4,206
Koninklijke DSM NV	36	2,617
Koninklijke KPN NV	900	2,879
Koninklijke Philips NV	195	6,926
NN Group NV	39	1,386
NXP Semiconductors NV (A)	41	4,487
QIAGEN NV (A)	31	1,031
Royal Dutch Shell PLC, Class A	1,033	27,380

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica International Equity Index VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Netherlands (continued)
Royal Dutch Shell PLC, Class B	576	$ 15,473
Wolters Kluwer NV	69	2,921

		112,054

New Zealand - 0.1%
Auckland International Airport, Ltd.	138	721
Contact Energy, Ltd.	266	1,016
Fletcher Building, Ltd.	101	591
Meridian Energy, Ltd.	500	1,066
Spark New Zealand, Ltd.	266	737

		4,131

Norway - 0.6%
DNB ASA	171	2,908
Marine Harvest ASA (A)	57	976
Norsk Hydro ASA	195	1,081
Orkla ASA	118	1,199
Schibsted ASA, Class A	121	2,922
Statoil ASA	225	3,730
Telenor ASA	156	2,588
Yara International ASA	30	1,127

		16,531

Portugal - 0.2%
EDP - Energias de Portugal SA	839	2,744
Galp Energia SGPS SA, Class B	189	2,861

		5,605

Republic of South Africa - 0.1%
Investec PLC	135	1,007
Mediclinic International PLC	103	989
Mondi PLC	48	1,248

		3,244

Singapore - 1.3%
CapitaLand Commercial Trust, REIT	4,600	5,547
CapitaLand, Ltd.	400	1,017
ComfortDelGro Corp., Ltd.	600	1,003
DBS Group Holdings, Ltd.	400	6,026
Genting Singapore PLC	900	709
Global Logistic Properties, Ltd., Class L	400	831
Keppel Corp., Ltd.	600	2,741
Oversea-Chinese Banking Corp., Ltd.	700	5,486
Singapore Airlines, Ltd.	200	1,470
Singapore Technologies Engineering, Ltd.	400	1,069
Singapore Telecommunications, Ltd.	1,800	5,086
United Overseas Bank, Ltd.	300	5,038
Wilmar International, Ltd.	400	973

		36,996

Spain - 3.3%
Abertis Infraestructuras SA	142	2,631
ACS Actividades de Construccion y Servicios SA	60	2,318
Aena SA (C)	9	1,756
Amadeus IT Group SA, Class A	106	6,338
Banco Bilbao Vizcaya Argentaria SA	1,303	10,812
Banco de Sabadell SA	1,449	2,944
Banco Santander SA, Class A	2,856	18,894
Bankia SA	203	981
Bankinter SA	109	1,004
CaixaBank SA	633	3,022

	Shares	Value
COMMON STOCKS (continued)
Spain (continued)
Distribuidora Internacional de Alimentacion SA	164	$ 1,021
Enagas SA	34	953
Endesa SA	124	2,857
Ferrovial SA	62	1,376
Gamesa Corp. Tecnologica SA	48	1,025
Gas Natural SDG SA	52	1,217
Grifols SA	71	1,978
Iberdrola SA	1,088	8,615
Industria de Diseno Textil SA	209	8,023
Mapfre SA	284	992
Red Electrica Corp. SA	55	1,149
Repsol SA, Class A	247	3,780
Telefonica SA	864	8,919

		92,605

Sweden - 2.8%
Alfa Laval AB	48	982
Assa Abloy AB, B Shares	311	6,833
Atlas Copco AB, A Shares	212	8,128
Atlas Copco AB, B Shares	50	1,728
Boliden AB	77	2,101
Electrolux AB, Series B	36	1,180
Essity AB, Class B (A)	108	2,955
Hennes & Mauritz AB, B Shares	163	4,061
Hexagon AB, B Shares	54	2,567
ICA Gruppen AB	83	3,090
Industrivarden AB, Class C	129	3,093
Investor AB, B Shares	97	4,675
Kinnevik AB, B Shares	33	1,010
Nordea Bank AB	565	7,189
Sandvik AB	204	3,208
Securitas AB, Class B	60	1,011
Skandinaviska Enskilda Banken AB, Class A	247	2,988
Skanska AB, Class B	47	1,115
SKF AB, Class B	53	1,074
Svenska Handelsbanken AB, A Shares	302	4,323
Swedbank AB, Class A	178	4,338
Swedish Match AB	34	1,197
Telefonaktiebolaget LM Ericsson, B Shares	644	4,606
Telia Co. AB	330	1,519
Volvo AB, Class B	277	4,722

		79,693

Switzerland - 8.8%
ABB, Ltd.	324	8,001
Actelion, Ltd. (A)	12	3,351
Adecco Group AG	41	3,117
Baloise Holding AG	8	1,236
Chocoladefabriken Lindt & Spruengli AG	1	5,798
Cie Financiere Richemont SA	103	8,486
Coca-Cola HBC AG (A)	33	970
Credit Suisse Group AG (A)	454	6,562
Dufry AG (A)	12	1,966
EMS-Chemie Holding AG	2	1,475
Geberit AG	8	3,731
Givaudan SA	2	4,000
Glencore PLC (A)	2,298	8,596
Julius Baer Group, Ltd. (A)	28	1,473
Keuhne & Nagel International AG	10	1,669

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica International Equity Index VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Switzerland (continued)
LafargeHolcim, Ltd. (A)	85	$ 4,866
Lonza Group AG (A)	20	4,324
Nestle SA	617	53,696
Novartis AG	436	36,284
Partners Group Holding AG	3	1,860
Roche Holding AG	137	34,889
Schindler Holding AG	9	1,904
SGS SA	1	2,422
Sika AG	1	6,424
Sonova Holding AG	10	1,624
STMicroelectronics NV, Class B	150	2,154
Swatch Group AG	11	1,988
Swiss Life Holding AG (A)	4	1,350
Swiss Re AG	63	5,759
Swisscom AG	7	3,378
UBS Group AG (A)	714	12,092
Wolseley PLC	55	3,376
Zurich Insurance Group AG	29	8,441

		247,262

United Kingdom - 15.4%
3i Group PLC	124	1,458
Aberdeen Asset Management PLC	259	1,019
Admiral Group PLC	39	1,019
Anglo American PLC (A)	292	3,894
Ashtead Group PLC	100	2,070
Associated British Foods PLC	78	2,983
AstraZeneca PLC	246	16,453
Auto Trader Group PLC (C)	203	1,009
Aviva PLC	734	5,029
BAE Systems PLC	614	5,066
Barclays PLC	3,270	8,635
Barratt Developments PLC	143	1,054
Berkeley Group Holdings PLC	24	1,012
BP PLC	3,812	21,985
British American Tobacco PLC	364	24,814
British Land Co. PLC, REIT	138	1,083
BT Group PLC, Class A	1,660	6,373
Bunzl PLC	94	2,801
Burberry Group PLC	91	1,969
Capita PLC	113	1,018
Centrica PLC	1,127	2,939
CNH Industrial NV	217	2,457
Cobham PLC	583	984
Coca-Cola European Partners PLC	37	1,502
Compass Group PLC	287	6,064
ConvaTec Group PLC (A) (C)	239	993
Croda International PLC	20	1,017
Diageo PLC	479	14,153
Direct Line Insurance Group PLC	434	2,009
Dixons Carphone PLC	264	975
Experian PLC	143	2,933
Fiat Chrysler Automobiles NV (A)	227	2,393
G4S PLC	238	1,012
GKN PLC	663	2,815
GlaxoSmithKline PLC	926	19,725
Hammerson PLC, REIT	134	1,002
Hargreaves Lansdown PLC	59	1,001

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
HSBC Holdings PLC	3,878	$ 35,947
Imperial Brands PLC	185	8,309
Inmarsat PLC	97	972
InterContinental Hotels Group PLC	38	2,112
International Consolidated Airlines Group SA	123	976
Intertek Group PLC	23	1,269
ITV PLC	885	2,091
J Sainsbury PLC	299	989
Johnson Matthey PLC	53	1,982
Kingfisher PLC	506	1,982
Land Securities Group PLC, REIT	217	2,863
Legal & General Group PLC	1,570	5,282
Lloyds Banking Group PLC	13,774	11,867
London Stock Exchange Group PLC	68	3,229
Marks & Spencer Group PLC	595	2,583
Meggitt PLC	157	975
Merlin Entertainments PLC (C)	161	1,008
National Grid PLC	652	8,083
Next PLC	37	1,858
Old Mutual PLC	1,187	2,990
Pearson PLC	219	1,972
Persimmon PLC	94	2,745
Provident Financial PLC	74	2,345
Prudential PLC	487	11,170
Reckitt Benckiser Group PLC, Class A	128	12,977
RELX NV	116	2,385
RELX PLC	316	6,832
Rio Tinto PLC	234	9,881
Rio Tinto, Ltd.	92	4,474
Rolls-Royce Holdings PLC (A)	357	4,143
Royal Bank of Scotland Group PLC (A)	758	2,440
Royal Mail PLC	184	1,009
RSA Insurance Group PLC	143	1,153
Sage Group PLC	325	2,912
Schroders PLC, Series R	114	4,609
Segro PLC, REIT	159	1,013
Severn Trent PLC	35	996
Sky PLC	131	1,696
Smith & Nephew PLC	106	1,829
Smiths Group PLC	98	2,038
SSE PLC, Class B	151	2,858
St James’s Place PLC	70	1,078
Standard Chartered PLC (A)	640	6,478
Standard Life PLC	401	2,084
Tate & Lyle PLC	111	965
Taylor Wimpey PLC	1,155	2,651
Tesco PLC (A)	1,710	3,759
Travis Perkins PLC	53	1,007
Unilever NV, CVA	323	17,826
Unilever PLC	254	13,746
United Utilities Group PLC	251	2,836
Vodafone Group PLC	5,213	14,784
Weir Group PLC	44	995
Whitbread PLC	55	2,842
WM Morrison Supermarkets PLC	638	2,004
Worldpay Group PLC (C)	305	1,247
WPP PLC, Class A	231	4,856

		432,720

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica International Equity Index VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
United States - 0.4%
Carnival PLC, Class A	24	$ 1,588
Shire PLC	170	9,384

		10,972

Total Common Stocks (Cost $2,716,294)		2,717,949

PREFERRED STOCKS - 0.5%
Germany - 0.5%
Bayerische Motoren Werke AG 4.87% (D)	13	1,072
FUCHS PETROLUB SE 1.84% (D)	20	1,089
Henkel AG & Co. KGaA 1.37% (D)	37	5,092
Porsche Automobil Holding SE 1.95% (D)	37	2,079
Volkswagen AG 1.47% (D)	38	5,787

Total Preferred Stocks (Cost $15,172)		15,119

	Shares	Value
RIGHTS - 0.0% (B)
Spain - 0.0% (B)
ACS Actividades de Construccion y Servicios SA (A) Exercise Price $0 Expiration Date 07/17/2017	60	$ 48
Repsol SA (A) Exercise Price $0 Expiration Date 07/06/2017	247	113

Total Rights (Cost $168)		161

Total Investments (Cost $2,731,634) (E)		2,733,229
Net Other Assets (Liabilities) - 2.9%		80,266

Net Assets - 100.0%		$ 2,813,495

INVESTMENTS BY INDUSTRY:

Industry	Percentage of Total Investments	Value
Banks	12.7%	$346,520
Pharmaceuticals	8.3	226,066
Insurance	5.3	143,548
Oil, Gas & Consumable Fuels	4.7	128,048
Automobiles	3.6	97,374
Chemicals	3.5	96,285
Food Products	3.1	83,483
Machinery	2.8	76,974
Metals & Mining	2.8	76,767
Capital Markets	2.6	71,609
Diversified Telecommunication Services	2.4	65,529
Beverages	2.2	61,125
Industrial Conglomerates	2.0	54,290
Personal Products	2.0	53,683
Trading Companies & Distributors	1.9	52,532
Equity Real Estate Investment Trusts	1.9	50,416
Wireless Telecommunication Services	1.8	49,677
Textiles, Apparel & Luxury Goods	1.8	49,545
Electric Utilities	1.7	47,277
Real Estate Management & Development	1.6	42,833
Electrical Equipment	1.6	42,800
Hotels, Restaurants & Leisure	1.6	42,304
Electronic Equipment, Instruments & Components	1.5	42,151
Food & Staples Retailing	1.5	41,370
Tobacco	1.5	41,338
Household Durables	1.3	35,425
Media	1.3	35,322
Health Care Equipment & Supplies	1.3	34,619
Software	1.2	33,960
Aerospace & Defense	1.2	31,901
Building Products	1.1	31,274

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica International Equity Index VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

INVESTMENTS BY INDUSTRY (continued):

Industry	Percentage of Total Investments		Value
Multi-Utilities	1.1%		$30,499
Professional Services	1.1		29,022
Household Products	1.0		28,383
Road & Rail	1.0		27,931
Auto Components	1.0		27,537
Biotechnology	1.0		27,143
Technology Hardware, Storage & Peripherals	0.9		23,485
IT Services	0.8		22,141
Diversified Financial Services	0.8		21,550
Semiconductors & Semiconductor Equipment	0.8		20,534
Construction & Engineering	0.7		19,901
Specialty Retail	0.7		18,992
Transportation Infrastructure	0.6		16,951
Construction Materials	0.6		16,723
Health Care Providers & Services	0.6		16,506
Commercial Services & Supplies	0.6		15,470
Communications Equipment	0.4		11,432
Air Freight & Logistics	0.4		10,910
Paper & Forest Products	0.4		10,488
Life Sciences Tools & Services	0.2		6,481
Marine	0.2		5,690
Multiline Retail	0.2		5,442
Internet & Direct Marketing Retail	0.2		4,809
Gas Utilities	0.2		4,525
Internet Software & Services	0.1		3,914
Water Utilities	0.1		3,832
Airlines	0.1		3,561
Independent Power & Renewable Electricity Producers	0.1		3,536
Containers & Packaging	0.1		2,753
Health Care Technology	0.1		2,752
Consumer Finance	0.1		2,345
Energy Equipment & Services	0.0	(B)	1,123
Internet & Catalog Retail	0.0	(B)	823

Investments, at Value	100.0		2,733,229

Total Investments	100.0%		$2,733,229

SECURITY VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$23,141	$2,694,808	$—	$2,717,949
Preferred Stocks	—	15,119	—	15,119
Rights	—	161	—	161

Total Investments	$23,141	$2,710,088	$—	$2,733,229

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica International Equity Index VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2017, the total value of 144A securities is $15,095, representing 0.5% of the Portfolio’s net assets.
(D)	Rates disclosed reflect the yields at June 30, 2017.
(E)	Aggregate cost for federal income tax purposes is $2,731,634. Aggregate gross unrealized appreciation and depreciation for all securities is $38,060 and $36,465, respectively. Net unrealized appreciation for tax purposes is $1,595.
(F)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended June 30, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
CDI	CHESS Depositary Interests
CVA	Commanditaire Vennootschap op Aandelen (Dutch Certificate)
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica International Equity Index VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2017

(unaudited)

Assets:
Investments, at value (cost $2,731,634)	$2,733,229
Cash	532,400
Cash collateral on deposit with broker	17,214
Foreign currency, at value (cost $23,335)	23,481
Receivables and other assets:
Shares of beneficial interest sold	68,234
Due from investment manager	2,002
Investments sold	4,845
Dividends	3,505
Tax reclaims	343

Total assets	3,385,253

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	23
Investments purchased	567,691
Distribution and service fees	441
Transfer agent costs	180
Trustees, CCO and deferred compensation fees	112
Audit and tax fees	2,037
Custody fees	900
Legal fees	15
Printing and shareholder reports fees	298
Other	61

Total liabilities	571,758

Net assets	$2,813,495

Net assets consist of:
Capital stock ($0.01 par value)	$2,753
Additional paid-in capital	2,796,972
Undistributed (distributions in excess of) net investment income (loss)	8,537
Accumulated net realized gain (loss)	3,620
Net unrealized appreciation (depreciation) on:
Investments	1,595
Translation of assets and liabilities denominated in foreign currencies	18

Net assets	$2,813,495

Shares outstanding	275,289

Net asset value and offering price per share	$10.22

STATEMENT OF OPERATIONS

For the period ended June 30, 2017

(unaudited) (A)

Investment Income:
Dividend income	$10,816
Withholding taxes on foreign income	(1,106)

Total investment income	9,710

Expenses:
Investment management fees	300
Distribution and service fees	682
Transfer agent costs	180
Trustees, CCO and deferred compensation fees	120
Audit and tax fees	2,037
Custody fees	900
Legal fees	300
Printing and shareholder reports fees	300
Dues and subscriptions fees	401
Other	60

Total expenses before waiver and/or reimbursement and recapture	5,280

Expenses waived and/or reimbursed	(5,124)
Recapture of previously waived and/or reimbursed fees	1,017

Net expenses	1,173

Net investment income (loss)	8,537

Net realized gain (loss) on:
Investments	784
Futures contracts	2,674
Foreign currency transactions	162

Net realized gain (loss)	3,620

Net change in unrealized appreciation (depreciation) on:
Investments	1,595
Translation of assets and liabilities denominated in foreign currencies	18

Net change in unrealized appreciation (depreciation)	1,613

Net realized and change in unrealized gain (loss)	5,233

Net increase (decrease) in net assets resulting from operations	$13,770

(A)	Commenced operations on May 1, 2017

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica International Equity Index VP

STATEMENT OF CHANGES IN NET ASSETS

For the period ended:

June 30, 2017 (unaudited) (A)
From operations:
Net investment income (loss)	$8,537
Net realized gain (loss)	3,620
Net change in unrealized appreciation (depreciation)	1,613

Net increase (decrease) in net assets resulting from operations	13,770

Capital share transactions:
Proceeds from shares sold	2,803,089
Cost of shares redeemed	(3,364)

Net increase (decrease) in net assets resulting from capital share transactions	2,799,725

Net increase (decrease) in net assets	2,813,495

Net assets:
Beginning of period	—

End of period	$2,813,495

Undistributed (distributions in excess of) net investment income (loss)	$8,537

Capital share transactions - shares:
Shares issued	275,617
Shares redeemed	(328)

Net increase (decrease) in shares outstanding	275,289

(A)	Commenced operations on May 1, 2017

FINANCIAL HIGHLIGHTS

For a share outstanding during the period indicated:

	Service Class
	June 30, 2017 (unaudited) (A)
Net asset value, beginning of period	$10.00

Investment operations:
Net investment income (loss) (B)	0.05
Net realized and unrealized gain (loss)	0.17

Total investment operations	0.22

Net asset value, end of period	$10.22

Total return (C)	2.30	%(D)

Ratio and supplemental data:
Net assets end of period (000’s)	$2,813
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.94	%(E)
Including waiver and/or reimbursement and recapture	0.43	%(E)
Net investment income (loss) to average net assets	3.13	%(E)
Portfolio turnover rate	2	%(D)

(A)	Commenced operations on May 1, 2017
(B)	Calculated based on average number of shares outstanding.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica International Equity Index VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2017

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica International Equity Index VP (the “Portfolio”) commenced operations on May 1, 2017. The Portfolio is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica International Equity Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica International Equity Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica International Equity Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, ETF and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Rights: Rights may be priced intrinsically using a model that incorporates the subscription or strike price, the daily market price for the underlying security, and a subscription ratio. If the inputs are unavailable, or if the subscription or strike price is higher than the market price, then the rights are priced at zero. Rights are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at June 30, 2017, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to each other as well as to other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of June 30, 2017, the Portfolio has not utilized the program.

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica International Equity Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at June 30, 2017, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of June 30, 2017.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$2,674	$—	$—	$2,674
Total	$—	$—	$2,674	$—	$—	$2,674

The following is a summary of the ending monthly average volume on derivative activity during the period ended June 30, 2017.

Futures Contracts at Notional Amount
Long	Short
14	—

7. RISK FACTORS

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of investments may decline because of factors affecting a particular issuer as well as foreign markets and issuers generally, such as

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica International Equity Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

7. RISK FACTORS (continued)

unfavorable government actions, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

Index tracking: While an index fund seeks to track the performance of its stated index, an index fund’s return may not match the return of the index. An index fund incurs a number of operating expenses not applicable to the index, and incurs costs in buying and selling securities. In addition, an index fund may not be fully invested at times, generally as a result of cash flows or reserves of cash held by an index fund to meet redemptions, increasing the risk of divergence between an index fund’s return and that of its stated index.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM at an annual rate of 0.11% on daily Average Net Assets (“ANA”).

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs including the investment management fee but excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.43%	May 1, 2018

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the period ended June 30, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of June 30, 2017, the balances available for recapture by TAM for the Portfolio are as follows:

Amounts Available from Fiscal Period
June 30, 2017
$ 4,107

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica International Equity Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. For the period ended June 30, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the period ended June 30, 2017.

9. PRINCIPAL OWNERSHIP

As of June 30, 2017, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Service Class	3	100.00%	100.00%

10. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 2,759,444	$ —	$ 28,730	$ —

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica International Equity Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

12. NEW ACCOUNTING PRONOUNCEMENT

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica International Equity Index VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — INITIAL CONTRACT APPROVAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on March 8-9, 2017, the Board considered the proposed management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica International Equity Index VP (the “Portfolio”). The Board also considered the proposed investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and SSGA Funds Management, Inc. (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the approval of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved each of the Agreements for an initial two-year period.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the proposed Agreements. In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed approval of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided

The Board considered the nature, extent and quality of the services expected to be provided by TAM and the Sub-Adviser. The Trustees considered the proposed investment strategies and approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM and the Sub-Adviser; the continuous and regular management services to be provided by TAM; the professional qualifications and experience of the portfolio management team of the Sub-Adviser; and the Sub-Adviser’s expertise in passively-managed index funds. The Trustees also considered the management services to be provided by TAM for the portion of the management fee it will retain after payment of the sub-advisory fee for the Portfolio. The Trustees noted that these services would include: (1) the services TAM provides to all Transamerica mutual funds, including oversight of the services provided by the custodian, transfer agent, independent accountant and legal counsel and supervision of recordkeeping and shareholder relations functions and (2) TAM’s “manager of managers” services, which would include the selection, proactive oversight and monitoring of the Sub-Adviser, daily monitoring of the Sub-Adviser’s buying and selling of securities for the Portfolio, and regular review and evaluation of the Sub-Adviser’s performance and adherence to investment style and process. The Trustees further considered that TAM’s management services also would include, among other things, the provision of supervisory, compliance and administrative services to the Portfolio. Based on these and other considerations, the Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.

Investment Performance

The Trustees recognized that the Portfolio was not yet in existence and therefore had no historical performance for the Trustees to review. However, the Board considered performance results of similarly advised funds, which, subject to a number of limitations, showed how the Portfolio would have performed if it had been operating in the past. The Trustees considered the historical performance of the SSGA MSCI EAFE Index Strategy separate account, a separate account managed substantially similar to the proposed Portfolio, as compared to the Morningstar Insurance Fund Foreign Large Blend Category median peer group and the primary benchmark. The Trustees observed that the separate account performed in-line with the primary benchmark for the 1-, 3-, 5- and 10-year periods when adjusted for fees and also provided favorable annualized and risk-adjusted results for the 1-, 3-, 5- and 10-year periods relative to the category median.

On the basis of this information and the Trustees’ assessment of the nature, extent and quality of the management services to be provided by TAM and the sub-advisory services to be provided by the Sub-Adviser, the Trustees concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s proposed investment objective, policies and strategies.

Management Fees and Sub-Advisory Fees, Cost of Services to be Provided and Profitability

The Board considered the proposed management fee and anticipated costs for the Portfolio, including information comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in the same peer universes, as determined by Lipper, Inc. (“Lipper”) and Morningstar, Inc. (“Morningstar”). The Board also considered the fee to be charged by the Sub-Adviser for sub-advisory services as well as the portion of the Portfolio’s management fee to be retained by TAM following payment of the sub-advisory fee. The Board noted that the proposed management fees for the Portfolio were below the Lipper and Morningstar peer group medians. The Board also considered that the estimated total expenses of the

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica International Equity Index VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — INITIAL CONTRACT APPROVAL (continued)

(unaudited)

Portfolio were below the relevant peer group medians. On the basis of these and other considerations, together with the other information it considered, the Trustees determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management and Sub-Advisory Agreements are reasonable in light of the services to be provided.

With respect to TAM’s and the Sub-Adviser’s costs and profitability in providing management and sub-advisory services to the Portfolio, the Trustees recognized that the Portfolio was not yet in existence and therefore no actual revenue, cost or profitability data was available for the Trustees to review. However, the Trustees reviewed projected profitability information regarding TAM’s costs, including the costs of procuring sub-advisory services, as well as the costs of providing administration, transfer agency and other services to the Portfolio by TAM and its affiliates. The Trustees also noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and would be paid by TAM and not the Portfolio. As a result, the Board considered anticipated profitability information for TAM and its affiliates with respect to the Portfolio. Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not anticipated to be excessive.

Economies of Scale

In evaluating the extent to which the fees payable under the Management and Sub-Advisory Agreements reflect economies of scale or would permit economies of scale to be realized in the future, the Trustees considered TAM’s and the Sub-Adviser’s respective fee schedules, and noted that that the proposed management fees for the Portfolio were below the Lipper and Morningstar peer group medians. The Trustees noted that, in the future, they would have the opportunity to periodically reexamine the appropriateness of the management fees payable to TAM, and sub-advisory fees payable by TAM to the Sub-Adviser, in light of any economies of scale experienced in the future.

Fall-Out Benefits

The Board considered other benefits expected to be derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM would not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transaction (“soft dollars”) as a result of its relationships with the Portfolio, and that the Sub-Adviser may engage in soft dollar arrangements consistent with applicable law and “best execution” requirements. The Board noted that it would have the opportunity to review the appropriateness of these benefits over time.

Other Considerations

The Trustees considered the investment objective and strategy of the Portfolio and discussed the Portfolio’s potential to enhance Transamerica Series Trust’s product line-up. The Trustees noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM would make a significant entrepreneurial commitment and undertake certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the approval of the Management Agreement and the Sub-Advisory Agreement was in the best interest of the Portfolio and the contract holders and voted to approve the Agreements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica International Moderate Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2017, and held for the entire period until June 30, 2017.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,122.70	$0.84	$1,024.00	$0.80	0.16%
Service Class	1,000.00	1,120.50	2.16	1,022.80	2.06	0.41

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios (as disclosed in the table) do not include the expenses of the underlying funds in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2017

(unaudited)

Asset Allocation	Percentage of Net Assets
International Equity Funds	66.0%
U.S. Fixed Income Funds	18.8
U.S. Equity Funds	7.0
U.S. Mixed Allocation Fund	5.0
International Alternative Fund	1.5
U.S. Government Obligation	1.1
Repurchase Agreement	0.5
Net Other Assets (Liabilities) ^	0.1
Total	100.0%

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica International Moderate Growth VP

SCHEDULE OF INVESTMENTS

At June 30, 2017

(unaudited)

	Shares	Value
INVESTMENT COMPANIES - 98.3%
International Alternative Fund - 1.5%
Transamerica Unconstrained Bond (A)	1,044,258	$ 10,588,777

International Equity Funds - 66.0%
Transamerica Developing Markets Equity (A)	1,891,782	20,866,351
Transamerica International Equity (A)	10,109,288	188,639,306
Transamerica International Equity Opportunities (A)	23,279,769	197,645,242
Transamerica International Small Cap Value (A)	3,907,590	50,134,380

		457,285,279

U.S. Equity Funds - 7.0%
Transamerica Jennison Growth VP (B)	2,370,479	24,487,052
Transamerica Large Cap Value (A)	1,791,136	23,571,349

		48,058,401

U.S. Fixed Income Funds - 18.8%
Transamerica Core Bond (A)	1,904,458	18,987,446
Transamerica High Yield Bond (A)	6,493,428	61,168,090
Transamerica Intermediate Bond (A)	4,923,732	50,123,593

		130,279,129

U.S. Mixed Allocation Fund - 5.0%
Transamerica PIMCO Total Return VP (B)	3,012,564	34,614,362

Total Investment Companies (Cost $628,165,829)		680,825,948

	Principal	Value
U.S. GOVERNMENT OBLIGATION - 1.1%
U.S. Treasury - 1.1%
U.S. Treasury Note 0.75%, 01/31/2018 (C)	$ 7,570,000	$ 7,551,317

Total U.S. Government Obligation (Cost $7,559,874)		7,551,317

REPURCHASE AGREEMENT - 0.5%
State Street Bank & Trust Co. 0.12% (D), dated 06/30/2017, to be repurchased at $3,434,852 on 07/03/2017. Collateralized by a U.S. Government Obligation, 1.13%, due 07/31/2021, and with a value of $3,505,359.	3,434,818	3,434,818

Total Repurchase Agreement (Cost $3,434,818)		3,434,818

Total Investments (Cost $639,160,521) (E)		691,812,083
Net Other Assets (Liabilities) - 0.1%		653,719

Net Assets - 100.0%		$ 692,465,802

FUTURES CONTRACTS:
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	Short	(509)	09/29/2017	$144,442	$—
CAD Currency	Long	549	09/19/2017	1,007,415	—
EUR Currency	Long	75	09/18/2017	200,483	—
EURO STOXX 50® Index	Long	257	09/15/2017	—	(332,808)
FTSE 100 Index	Short	(72)	09/15/2017	173,749	—
MSCI EAFE Mini Index	Long	7	09/15/2017	2,416	—
MSCI Emerging Markets Mini Index	Long	276	09/15/2017	131,069	—
Russell 2000® Mini Index	Long	48	09/15/2017	—	(13,200)
S&P 500® E-Mini	Short	(141)	09/15/2017	52,236	—
S&P/ASX 200 Index	Long	63	09/21/2017	—	(86,668)
S&P/TSX 60 Index	Long	303	09/14/2017	—	(720,641)
TOPIX Index	Long	96	09/07/2017	58,493	—
U.S. Treasury Bond	Long	28	09/20/2017	70,373	—

Total				$1,840,676	$(1,153,317)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica International Moderate Growth VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

SECURITY VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$680,825,948	$—	$—	$680,825,948
U.S. Government Obligation	—	7,551,317	—	7,551,317
Repurchase Agreement	—	3,434,818	—	3,434,818

Total Investments	$680,825,948	$10,986,135	$—	$691,812,083

Other Financial Instruments
Futures Contracts (G)	$1,840,676	$—	$—	$1,840,676

Total Other Financial Instruments	$1,840,676	$—	$—	$1,840,676

LIABILITIES
Other Financial Instruments
Futures Contracts (G)	$(1,153,317)	$—	$—	$(1,153,317)

Total Other Financial Instruments	$(1,153,317)	$—	$—	$(1,153,317)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Investment in the Class I2 shares of the affiliated series of Transamerica Funds.
(B)	Investment in the Initial Class shares of the affiliated portfolio of Transamerica Series Trust.
(C)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The value of the security segregated as collateral to cover margin requirements for open futures contracts is $6,658,526.
(D)	Rate disclosed reflects the yield at June 30, 2017.
(E)	Aggregate cost for federal income tax purposes is $639,160,521. Aggregate gross unrealized appreciation and depreciation for all securities is $54,248,880 and $1,597,318, respectively. Net unrealized appreciation for tax purposes is $52,651,562.
(F)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended June 30, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(G)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

CAD	Canadian Dollar
EUR	Euro

PORTFOLIO ABBREVIATIONS:

ASX	Australian Securities Exchange
EAFE	Europe, Australasia and Far East
FTSE	Financial Times Stock Exchange
STOXX	Deutsche Börse Group & SIX Group Index
TOPIX	Tokyo Price Index
TSX	Toronto Stock Exchange

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica International Moderate Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2017

(unaudited)

Assets:
Affiliated investments, at value (cost $628,165,829)	$680,825,948
Unaffiliated investments, at value (cost $7,559,874)	7,551,317
Repurchase agreement, at value (cost $3,434,818)	3,434,818
Receivables and other assets:
Shares of beneficial interest sold	867
Interest	23,694
Dividends	312,849
Variation margin receivable	1,120,407
Prepaid expenses	2,303

Total assets	693,272,203

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	214,994
Affiliated investments purchased	312,849
Investment management fees	69,925
Distribution and service fees	139,205
Transfer agent costs	2,351
Trustees, CCO and deferred compensation fees	2,181
Audit and tax fees	12,514
Custody fees	2,345
Legal fees	5,118
Printing and shareholder reports fees	41,420
Other	3,499

Total liabilities	806,401

Net assets	$692,465,802

Net assets consist of:
Capital stock ($0.01 par value)	$670,763
Additional paid-in capital	635,948,893
Undistributed (distributions in excess of) net investment income (loss)	12,758,187
Accumulated net realized gain (loss)	(10,248,290)
Net unrealized appreciation (depreciation) on:
Affiliated investments	52,660,119
Unaffiliated investments	(8,557)
Futures contracts	687,359
Translation of assets and liabilities denominated in foreign currencies	(2,672)

Net assets	$692,465,802

Net assets by class:
Initial Class	$17,153,235
Service Class	675,312,567

Shares outstanding:
Initial Class	1,644,618
Service Class	65,431,637

Net asset value and offering price per share:
Initial Class	$10.43
Service Class	10.32

STATEMENT OF OPERATIONS

For the period ended June 30, 2017

(unaudited)

Investment Income:
Dividend income from affiliated investments	$2,844,900
Interest income from unaffiliated investments	28,049

Total investment income	2,872,949

Expenses:
Investment management fees	403,000
Distribution and service fees:
Service Class	802,060
Transfer agent costs	4,666
Trustees, CCO and deferred compensation fees	7,943
Audit and tax fees	12,875
Custody fees	48,189
Legal fees	18,225
Printing and shareholder reports fees	22,210
Registration fees	1,015
Other	9,562

Total expenses before waiver and/or reimbursement and recapture	1,329,745

Expenses waived and/or reimbursed:
Initial Class	(0	)(A)
Service Class	(17)

Net expenses	1,329,728

Net investment income (loss)	1,543,221

Net realized gain (loss) on:
Affiliated investments	98,769
Unaffiliated investments	(3,464)
Futures contracts	906,779
Foreign currency transactions	(5,797)

Net realized gain (loss)	996,287

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	71,453,202
Unaffiliated investments	(7,057)
Futures contracts	1,463,761
Translation of assets and liabilities denominated in foreign currencies	8,251

Net change in unrealized appreciation (depreciation)	72,918,157

Net realized and change in unrealized gain (loss)	73,914,444

Net increase (decrease) in net assets resulting from operations	$75,457,665

(A)	Rounds to less than $1 or $(1).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica International Moderate Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2017 (unaudited)	December 31, 2016
From operations:
Net investment income (loss)	$1,543,221	$11,358,719
Net realized gain (loss)	996,287	(6,936,226)
Net change in unrealized appreciation (depreciation)	72,918,157	1,376,901

Net increase (decrease) in net assets resulting from operations	75,457,665	5,799,394

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	—	(332,546)
Service Class	—	(11,866,747)

Total dividends and/or distributions from net investment income	—	(12,199,293)

Capital share transactions:
Proceeds from shares sold:
Initial Class	545,946	960,622
Service Class	11,814,658	14,725,591

	12,360,604	15,686,213

Dividends and/or distributions reinvested:
Initial Class	—	332,546
Service Class	—	11,866,747

	—	12,199,293

Cost of shares redeemed:
Initial Class	(865,590)	(2,159,900)
Service Class	(33,136,401)	(73,685,110)

	(34,001,991)	(75,845,010)

Net increase (decrease) in net assets resulting from capital share transactions	(21,641,387)	(47,959,504)

Net increase (decrease) in net assets	53,816,278	(54,359,403)

Net assets:
Beginning of period/year	638,649,524	693,008,927

End of period/year	$692,465,802	$638,649,524

Undistributed (distributions in excess of) net investment income (loss)	$12,758,187	$11,214,966

Capital share transactions - shares:
Shares issued:
Initial Class	55,507	103,458
Service Class	1,181,289	1,626,827

	1,236,796	1,730,285

Shares reinvested:
Initial Class	—	35,377
Service Class	—	1,273,256

	—	1,308,633

Shares redeemed:
Initial Class	(87,929)	(234,724)
Service Class	(3,429,816)	(8,090,379)

	(3,517,745)	(8,325,103)

Net increase (decrease) in shares outstanding:
Initial Class	(32,422)	(95,889)
Service Class	(2,248,527)	(5,190,296)

	(2,280,949)	(5,286,185)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica International Moderate Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$9.29		$9.37		$9.72	$9.99	$9.05	$8.27

Investment operations:
Net investment income (loss) (A) (B)	0.04		0.18	(C)	0.19	0.21	0.24	0.20
Net realized and unrealized gain (loss)	1.10		(0.06)		(0.35)	(0.25)	0.90	0.84

Total investment operations	1.14		0.12		(0.16)	(0.04)	1.14	1.04

Dividends and/or distributions to shareholders:
Net investment income	—		(0.20)		(0.19)	(0.23)	(0.20)	(0.26)

Net asset value, end of period/year	$10.43		$9.29		$9.37	$9.72	$9.99	$9.05

Total return (D)	12.27	%(E)	1.22%		(1.64)%	(0.47)%	12.72%	12.81%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$17,153		$15,583		$16,608	$18,122	$19,345	$18,619
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.16	%(G)	0.15%		0.15%	0.15%	0.15%	0.15%
Including waiver and/or reimbursement and recapture	0.16	%(G)(H)	0.14	%(C)	0.15%	0.15%	0.15%	0.15%
Net investment income (loss) to average net assets (B)	0.71	%(G)	1.99	%(C)	1.90%	2.10%	2.53%	2.37%
Portfolio turnover rate (I)	2	%(E)	68%		43%	32%	16%	47%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the underlying funds in which the Portfolio invests.
(G)	Annualized.
(H)	Waiver and/or reimbursement rounds to less than 0.01%.
(I)	Does not include portfolio activity of the underlying funds in which the Portfolio invests.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$9.21		$9.28		$9.63	$9.91	$8.98	$8.21

Investment operations:
Net investment income (loss) (A) (B)	0.02		0.16	(C)	0.17	0.19	0.23	0.19
Net realized and unrealized gain (loss)	1.09		(0.06)		(0.35)	(0.26)	0.88	0.82

Total investment operations	1.11		0.10		(0.18)	(0.07)	1.11	1.01

Dividends and/or distributions to shareholders:
Net investment income	—		(0.17)		(0.17)	(0.21)	(0.18)	(0.24)

Net asset value, end of period/year	$10.32		$9.21		$9.28	$9.63	$9.91	$8.98

Total return (D)	12.05	%(E)	1.08%		(1.89)%	(0.79)%	12.46%	12.48%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$675,313		$623,067		$676,401	$638,980	$618,794	$488,579
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.41	%(G)	0.40%		0.40%	0.40%	0.40%	0.40%
Including waiver and/or reimbursement and recapture	0.41	%(G)(H)	0.39	%(C)	0.40%	0.40%	0.40%	0.40%
Net investment income (loss) to average net assets (B)	0.46	%(G)	1.72	%(C)	1.72%	1.91%	2.44%	2.19%
Portfolio turnover rate (I)	2	%(E)	68%		43%	32%	16%	47%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the underlying funds in which the Portfolio invests.
(G)	Annualized.
(H)	Waiver and/or reimbursement rounds to less than 0.01%.
(I)	Does not include portfolio activity of the underlying funds in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2017

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica International Moderate Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the NAV of the underlying portfolios. These investments are actively traded and no valuation adjustments are applied. Investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to each other as well as to other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of June 30, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2017.

Repurchase agreements at June 30, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at June 30, 2017, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of June 30, 2017.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized appreciation on futures contracts (A) (B)	$214,815	$1,207,898	$417,963	$—	$—	$1,840,676
Total	$214,815	$1,207,898	$417,963	$—	$—	$1,840,676

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized depreciation on futures contracts (A) (B)	$—	$—	$(1,153,317)	$—	$—	$(1,153,317)
Total	$—	$—	$(1,153,317)	$—	$—	$(1,153,317)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within cumulative appreciation (depreciation) on futures contracts as reported within the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of June 30, 2017.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(344,181)	$219,960	$1,031,000	$—	$—	$906,779
Total	$(344,181)	$219,960	$1,031,000	$—	$—	$906,779

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(134,339)	$1,207,898	$390,202	$—	$—	$1,463,761
Total	$(134,339)	$1,207,898	$390,202	$—	$—	$1,463,761

The following is a summary of the ending monthly average volume on derivative activity during the period ended June 30, 2017.

Futures Contracts at Notional Amount
Long	Short
50,375,313	(54,766,526)

6. RISK FACTORS

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Emerging market risk: Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign investments risks. These risks are greater for investments in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because these market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of investments may decline because of factors affecting a particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

All of the Portfolio holdings in investment companies are considered affiliated. Interest, dividends, realized and unrealized gains (losses) are broken out within the Statement of Operations.

For the period ended June 30, 2017, the Portfolio’s transactions in and earnings from investments in affiliates of TAM are as follows:

Affiliated Investments	Value December 31, 2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value June 30, 2017	Dividend Income	Net Capital Gain Distributions
Transamerica Core Bond	$16,179,461	$2,652,984	$—	$—	$155,001	$18,987,446	$237,084	$—
Transamerica Developing Markets Equity	17,707,076	—	—	—	3,159,275	20,866,351	—	—
Transamerica High Yield Bond	59,509,072	1,721,614	(1,424,538)	(62,143)	1,424,085	61,168,090	1,721,614	—
Transamerica Intermediate Bond	46,161,691	3,223,879	—	—	738,023	50,123,593	536,949	—
Transamerica International Equity	173,548,868	—	(7,738,825)	1,315,310	21,513,953	188,639,306	—	—
Transamerica International Equity Opportunities	181,204,949	—	(14,000,132)	(1,063,718)	31,504,143	197,645,242	—	—
Transamerica International Small Cap Value	45,272,523	—	(1,937,850)	(103,754)	6,903,461	50,134,380	—	—
Transamerica Jennison Growth VP	22,103,428	—	(1,354,815)	(73,462)	3,811,901	24,487,052	—	—
Transamerica Large Cap Value	23,502,412	189,847	(1,165,528)	86,536	958,082	23,571,349	189,847	—
Transamerica PIMCO Total Return VP	31,726,376	1,860,175	—	—	1,027,811	34,614,362	—	—
Transamerica Unconstrained Bond	10,171,904	159,406	—	—	257,467	10,588,777	159,406	—

Total	$627,087,760	$9,807,905	$(27,621,688)	$98,769	$ 71,453,202	$680,825,948	$2,844,900	$—

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate (A)
First $10 billion	0.1225%
Over $10 billion	0.1025%

(A)	TAM has voluntarily agreed to waive a portion of its management fee. These amounts are not subject to recapture by TAM in future years.

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs including the investment management fee but excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.25%	May 1, 2018
Service Class	0.50%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.25%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees for all applicable share classes.

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the period ended June 30, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of June 30, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. For the period ended June 30, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the period ended June 30, 2017.

8. PRINCIPAL OWNERSHIP

As of June 30, 2017, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	2	89.41%	89.41%
Service Class	1	88.68%	88.68%

9. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 6,963,005	$ 6,252,749	$ 27,621,688	$ 2,210,449

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

11. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implication, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica International Moderate Growth VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 7-8, 2017, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica International Moderate Growth VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and J.P. Morgan Investment Management, Inc. (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2018.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Services, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed continuation of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmarks, in each case for various trailing periods ended December 31, 2016.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica International Moderate Growth VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Initial Class Shares of the Portfolio was below the median for its peer universe for the past 1-, 3-, 5- and 10-year periods. The Board also noted that the performance of Initial Class Shares of the Portfolio was above its primary benchmark for the past 3- and 10-year periods and below its primary benchmark for the past 1- and 5-year periods. The Board noted that the Portfolio’s sub-adviser had commenced subadvising the Portfolio on July 1, 2016 pursuant to its current investment strategies. The Trustees observed that the performance of the Portfolio had improved during the first quarter of 2017.

Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Initial Class Shares of the Portfolio were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM had not made material changes to this methodology, which had been applied consistently for the Portfolio.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica International Moderate Growth VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through its undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio and that TAM believes that the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Janus Balanced VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2017, and held for the entire period until June 30, 2017.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Annualized Expense Ratio
Initial Class	$1,000.00	$1,078.50	$3.92	$1,021.00	$3.81	0.76%
Service Class	1,000.00	1,077.30	5.20	1,019.80	5.06	1.01

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2017

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	57.6%
Corporate Debt Securities	19.8
U.S. Government Agency Obligations	9.9
U.S. Government Obligations	8.9
Asset-Backed Securities	1.4
Repurchase Agreement	1.3
Securities Lending Collateral	1.0
Mortgage-Backed Securities	0.9
Master Limited Partnership	0.7
Preferred Stocks	0.2
Net Other Assets (Liabilities)	(1.7)
Total	100.0%

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS - 57.6%
Aerospace & Defense - 4.6%
Boeing Co.	117,159	$ 23,168,192
General Dynamics Corp.	41,093	8,140,524
Northrop Grumman Corp.	33,786	8,673,204

		39,981,920

Air Freight & Logistics - 0.6%
United Parcel Service, Inc., Class B	50,784	5,616,203

Automobiles - 1.0%
General Motors Co.	253,212	8,844,695

Banks - 1.5%
US Bancorp	249,946	12,977,196

Biotechnology - 2.5%
AbbVie, Inc., Class G	81,213	5,888,754
Amgen, Inc.	94,116	16,209,599

		22,098,353

Capital Markets - 2.9%
CME Group, Inc., Class A	125,074	15,664,268
Morgan Stanley	19,312	860,542
TD Ameritrade Holding Corp.	208,426	8,960,234

		25,485,044

Chemicals - 1.5%
LyondellBasell Industries NV, Class A	157,738	13,311,510

Construction Materials - 0.3%
Vulcan Materials Co.	20,082	2,543,988

Consumer Finance - 0.9%
Synchrony Financial	276,113	8,233,690

Equity Real Estate Investment Trusts - 1.8%
Colony NorthStar, Inc., Class A	277,242	3,906,340
Colony Starwood Homes	67,231	2,306,696
Crown Castle International Corp.	39,318	3,938,877
MGM Growth Properties LLC, Class A (A)	84,988	2,480,800
Outfront Media, Inc.	122,646	2,835,575

		15,468,288

Food & Staples Retailing - 2.6%
Costco Wholesale Corp.	74,956	11,987,713
Kroger Co.	217,215	5,065,454
Sysco Corp.	107,447	5,407,807

		22,460,974

Food Products - 0.6%
Hershey Co.	50,359	5,407,046

Health Care Equipment & Supplies - 2.3%
Abbott Laboratories	162,800	7,913,708
Medtronic PLC	133,361	11,835,789

		19,749,497

Health Care Providers & Services - 0.9%
Aetna, Inc.	49,737	7,551,569

Hotels, Restaurants & Leisure - 2.1%
McDonald’s Corp.	35,315	5,408,845
Norwegian Cruise Line Holdings, Ltd. (B)	62,809	3,409,901
Six Flags Entertainment Corp.	55,247	3,293,274
Starbucks Corp.	112,069	6,534,743

		18,646,763

Household Products - 0.7%
Kimberly-Clark Corp.	45,320	5,851,265

	Shares	Value
COMMON STOCKS (continued)
Industrial Conglomerates - 1.5%
Honeywell International, Inc.	97,069	$ 12,938,327

Insurance - 0.2%
Progressive Corp.	40,493	1,785,336

Internet & Direct Marketing Retail - 1.6%
Priceline Group, Inc. (B)	7,465	13,963,432

Internet Software & Services - 2.1%
Alphabet, Inc., Class C (B)	20,424	18,559,901

IT Services - 3.6%
Accenture PLC, Class A	58,521	7,237,877
Automatic Data Processing, Inc.	39,606	4,058,031
Mastercard, Inc., Class A	168,084	20,413,802

		31,709,710

Leisure Products - 0.9%
Hasbro, Inc.	47,638	5,312,113
Mattel, Inc.	129,939	2,797,587

		8,109,700

Media - 2.1%
Comcast Corp., Class A	362,669	14,115,077
Madison Square Garden Co., Class A (B)	11,512	2,266,713
Time Warner, Inc.	15,794	1,585,876

		17,967,666

Oil, Gas & Consumable Fuels - 1.0%
Suncor Energy, Inc.	287,381	8,393,958

Personal Products - 0.6%
Estee Lauder Cos., Inc., Class A	50,056	4,804,375

Pharmaceuticals - 2.5%
Allergan PLC	46,327	11,261,630
Bristol-Myers Squibb Co.	139,939	7,797,401
Eli Lilly & Co.	28,572	2,351,476

		21,410,507

Real Estate Management & Development - 0.7%
CBRE Group, Inc., Class A (B)	179,322	6,527,321

Road & Rail - 1.4%
CSX Corp.	217,841	11,885,405

Semiconductors & Semiconductor Equipment - 1.7%
Intel Corp.	267,190	9,014,990
Lam Research Corp.	39,002	5,516,053

		14,531,043

Software - 4.4%
Adobe Systems, Inc. (B)	94,357	13,345,854
Microsoft Corp.	364,991	25,158,830

		38,504,684

Specialty Retail - 1.3%
Home Depot, Inc.	76,747	11,772,990

Technology Hardware, Storage & Peripherals - 1.6%
Apple, Inc.	97,526	14,045,694

Textiles, Apparel & Luxury Goods - 1.4%
NIKE, Inc., Class B	205,169	12,104,971

Tobacco - 2.2%
Altria Group, Inc.	260,130	19,371,881

Total Common Stocks (Cost $426,344,080)		502,614,902

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Shares	Value
PREFERRED STOCKS - 0.2%
Banks - 0.1%
Citigroup Capital XIII 7.54% (C)	6,270	$ 162,895

Capital Markets - 0.0% (D)
Morgan Stanley Series F, 6.88% (C)	3,881	113,674

Consumer Finance - 0.1%
Discover Financial Services Series B, 6.50%	35,929	926,250

Industrial Conglomerates - 0.0% (D)
General Electric Co. 4.70%	3,077	78,494

Total Preferred Stocks (Cost $1,278,609)		1,281,313

MASTER LIMITED PARTNERSHIP - 0.7%
Capital Markets - 0.7%
Blackstone Group, LP, Class A	184,146	6,141,269

Total Master Limited Partnership (Cost $5,300,607)		6,141,269

	Principal	Value
ASSET-BACKED SECURITIES - 1.4%
American Tower Trust #1 Series 2013-1A, Class 1A, 1.55%, 03/15/2043 (E)	$ 219,000	218,555
AmeriCredit Automobile Receivables Trust
Series 2015-2, Class D,
3.00%, 06/08/2021	214,000	216,076
Series 2015-3, Class D,
3.34%, 08/08/2021	1,244,000	1,261,454
Series 2016-1, Class D,
3.59%, 02/08/2022	407,000	415,603
Series 2016-2, Class D,
3.65%, 05/09/2022	293,000	299,268
Applebee’s Funding LLC / IHOP Funding LLC Series 2014-1, Class A2, 4.28%, 09/05/2044 (E)	975,000	959,745
CKE Restaurant Holdings, Inc. Series 2013-1A, Class A2, 4.47%, 03/20/2043 (E)	2,721,411	2,716,064
Coinstar Funding LLC Series 2017-1A, Class A2, 5.22%, 04/25/2047 (E)	677,000	687,877
Domino’s Pizza Master Issuer LLC
Series 2012-1A, Class A2,
5.22%, 01/25/2042 (E)	347,340	347,507
Series 2015-1A, Class A2I,
3.48%, 10/25/2045 (E)	674,463	681,160
Series 2017-1A, Class A23,
4.12%, 07/25/2047 (E) (F)	698,000	697,564
Series 2017-1A, Class A2II,
3.08%, 07/25/2047 (E) (F)	138,000	137,332
Jimmy Johns Funding LLC Series 2017-1A, Class A2II, 4.85%, 07/30/2047 (E) (F)	525,000	525,000
OSCAR US Funding Trust V
Series 2016-2A, Class A3,
2.73%, 12/15/2020 (E)	160,000	160,112

	Principal	Value
ASSET-BACKED SECURITIES (continued)
OSCAR US Funding Trust V (continued)
Series 2016-2A, Class A4,
2.99%, 12/15/2023 (E)	$ 140,000	$ 139,469
Santander Drive Auto Receivables Trust
Series 2013-4, Class E,
4.67%, 01/15/2020 (E)	987,000	994,024
Series 2015-1, Class D,
3.24%, 04/15/2021	209,000	211,881
Series 2015-4, Class D,
3.53%, 08/16/2021	435,000	443,665
Taco Bell Funding LLC Series 2016-1A, Class A2I, 3.83%, 05/25/2046 (E)	583,590	596,610
Wendys Funding LLC Series 2015-1A, Class A2I, 3.37%, 06/15/2045 (E)	841,020	848,236

Total Asset-Backed Securities (Cost $12,605,993)		12,557,202

CORPORATE DEBT SECURITIES - 19.8%
Aerospace & Defense - 0.1%
Arconic, Inc. 5.13%, 10/01/2024 (A)	135,000	140,062
Rockwell Collins, Inc. 3.20%, 03/15/2024	360,000	364,915
3.50%, 03/15/2027	616,000	624,647

		1,129,624

Air Freight & Logistics - 0.0% (D)
FedEx Corp. 3.90%, 02/01/2035	72,000	71,466
4.40%, 01/15/2047	31,000	31,885

		103,351

Auto Components - 0.0% (D)
ZF North America Capital, Inc. 4.50%, 04/29/2022 (E)	192,000	201,600

Automobiles - 0.2%
Ford Motor Co. 4.35%, 12/08/2026	801,000	824,581
General Motors Co. 4.88%, 10/02/2023	802,000	859,483

		1,684,064

Banks - 2.0%
Bank of America Corp. 2.50%, 10/21/2022, MTN	1,827,000	1,803,646
4.18%, 11/25/2027, MTN	827,000	841,129
4.24% (C), 04/24/2038	1,181,000	1,228,066
Citigroup, Inc. 2.63% (C), 09/01/2023	942,000	959,493
3.89% (C), 01/10/2028	1,411,000	1,433,949
Citizens Bank NA 2.65%, 05/26/2022	323,000	322,131
Citizens Financial Group, Inc. 3.75%, 07/01/2024	195,000	193,988
4.30%, 12/03/2025	1,096,000	1,142,695
4.35%, 08/01/2025	159,000	164,947
First Republic Bank 4.63%, 02/13/2047	573,000	588,604
JPMorgan Chase & Co. 2.30%, 08/15/2021, MTN	1,198,000	1,191,030
3.38%, 05/01/2023	1,199,000	1,216,696
3.78% (C), 02/01/2028	1,167,000	1,193,394
3.88%, 09/10/2024	323,000	333,253

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Santander UK PLC 5.00%, 11/07/2023 (E)	$ 2,011,000	$ 2,155,828
SVB Financial Group 5.38%, 09/15/2020	535,000	582,272
US Bancorp 2.38%, 07/22/2026, MTN	897,000	845,356
Wells Fargo & Co. 3.00%, 04/22/2026	347,000	338,899
5.88% (C), 06/15/2025 (G)	894,000	985,161

		17,520,537

Beverages - 0.8%
Anheuser-Busch InBev Finance, Inc. 2.65%, 02/01/2021	282,000	285,781
3.30%, 02/01/2023	1,600,000	1,647,570
3.65%, 02/01/2026	2,281,000	2,350,046
Constellation Brands, Inc.
3.70%, 12/06/2026	590,000	600,455
4.25%, 05/01/2023	816,000	868,709
4.75%, 12/01/2025	105,000	115,011
Molson Coors Brewing Co.
3.00%, 07/15/2026	1,213,000	1,166,718
4.20%, 07/15/2046	323,000	318,535

		7,352,825

Building Products - 0.2%
Masco Corp.
3.50%, 04/01/2021	454,000	466,244
4.38%, 04/01/2026	81,000	86,403
Owens Corning
3.40%, 08/15/2026	210,000	206,872
4.20%, 12/01/2024	527,000	551,814

		1,311,333

Capital Markets - 1.9%
CBOE Holdings, Inc.
3.65%, 01/12/2027	658,000	663,661
Charles Schwab Corp.
3.00%, 03/10/2025	560,000	560,053
4.63% (C), 03/01/2022 (G)	135,000	137,869
7.00% (C), 02/01/2022 (G)	804,000	926,610
E*TRADE Financial Corp.
4.63%, 09/15/2023	1,468,000	1,526,720
5.38%, 11/15/2022	920,000	967,107
5.88% (C), 09/15/2026 (A) (G)	125,000	132,500
Goldman Sachs Capital I
6.35%, 02/15/2034	1,942,000	2,385,093
Goldman Sachs Group, Inc.
3.00%, 04/26/2022	1,146,000	1,154,805
3.69% (C), 06/05/2028	877,000	880,482
3.75%, 02/25/2026	1,133,000	1,153,679
Lazard Group LLC
4.25%, 11/14/2020	1,241,000	1,309,270
Morgan Stanley
2.63%, 11/17/2021, MTN	1,077,000	1,075,412
3.95%, 04/23/2027	830,000	837,484
Raymond James Financial, Inc.
3.63%, 09/15/2026	297,000	297,270
4.95%, 07/15/2046	739,000	801,974
5.63%, 04/01/2024	357,000	406,221

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
TD Ameritrade Holding Corp.
2.95%, 04/01/2022	$ 419,000	$ 428,761
3.63%, 04/01/2025	570,000	589,797

		16,234,768

Chemicals - 0.4%
CF Industries, Inc.
4.50%, 12/01/2026 (E)	812,000	834,862
6.88%, 05/01/2018	1,604,000	1,666,155
Sherwin-Williams Co.
2.75%, 06/01/2022	246,000	245,853
3.13%, 06/01/2024	157,000	157,795
3.45%, 06/01/2027	442,000	444,919
4.50%, 06/01/2047	206,000	215,853

		3,565,437

Commercial Services & Supplies - 0.0% (D)
Cintas Corp. No. 2
4.30%, 06/01/2021	164,000	174,751

Construction Materials - 0.3%
CRH America Finance, Inc.
3.40%, 05/09/2027 (E)	200,000	200,012
Eagle Materials, Inc.
4.50%, 08/01/2026	59,000	60,327
Martin Marietta Materials, Inc.
4.25%, 07/02/2024	429,000	450,210
Vulcan Materials Co.
4.50%, 04/01/2025	846,000	903,437
7.00%, 06/15/2018	799,000	836,634
7.50%, 06/15/2021	311,000	367,031

		2,817,651

Consumer Finance - 0.8%
Ally Financial, Inc.
8.00%, 12/31/2018	274,000	295,577
American Express Credit Corp.
2.13%, 03/18/2019	2,034,000	2,043,753
Discover Financial Services
3.75%, 03/04/2025	728,000	719,316
3.95%, 11/06/2024	817,000	829,652
General Motors Financial Co., Inc.
3.95%, 04/13/2024	1,654,000	1,677,490
Synchrony Financial
3.00%, 08/15/2019	537,000	544,571
4.50%, 07/23/2025	838,000	861,757

		6,972,116

Containers & Packaging - 0.1%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.
4.25%, 09/15/2022 (E)	200,000	205,300
Ball Corp.
4.38%, 12/15/2020	514,000	539,700

		745,000

Diversified Financial Services - 0.4%
Berkshire Hathaway, Inc.
3.13%, 03/15/2026	159,000	160,789
Carlyle Holdings Finance LLC
3.88%, 02/01/2023 (E)	1,335,000	1,370,858

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Financial Services (continued)
LeasePlan Corp. NV
2.50%, 05/16/2018 (E)	$ 1,321,000	$ 1,324,525
Neuberger Berman Group LLC / Neuberger Berman Finance Corp.
4.88%, 04/15/2045 (E)	655,000	635,773
Scottrade Financial Services, Inc.
6.13%, 07/11/2021 (E)	239,000	271,398

		3,763,343

Diversified Telecommunication Services - 0.5%
AT&T, Inc.
3.40%, 05/15/2025	136,000	133,700
4.25%, 03/01/2027	650,000	672,069
5.25%, 03/01/2037	811,000	864,021
Verizon Communications, Inc.
2.63%, 08/15/2026	1,780,000	1,637,237
2.95%, 03/15/2022 (E)	315,000	317,189
4.13%, 08/15/2046	399,000	355,109

		3,979,325

Electric Utilities - 0.9%
Duke Energy Corp.
1.80%, 09/01/2021	332,000	324,090
2.65%, 09/01/2026	483,000	458,722
IPALCO Enterprises, Inc.
5.00%, 05/01/2018	436,000	443,085
PPL Capital Funding, Inc.
3.10%, 05/15/2026	886,000	867,118
PPL WEM, Ltd. / Western Power Distribution, Ltd.
5.38%, 05/01/2021 (E)	2,220,000	2,395,518
Southern Co.
2.35%, 07/01/2021	1,329,000	1,319,317
2.95%, 07/01/2023	711,000	706,442
3.25%, 07/01/2026	1,330,000	1,301,087

		7,815,379

Electronic Equipment, Instruments & Components - 0.1%
Trimble, Inc.
4.75%, 12/01/2024	1,116,000	1,191,679

Energy Equipment & Services - 0.3%
Diamond Offshore Drilling, Inc.
5.88%, 05/01/2019	138,000	141,795
Helmerich & Payne International Drilling Co.
4.65%, 03/15/2025	642,000	673,225
Hiland Partners Holdings LLC / Hiland Partners Finance Corp.
5.50%, 05/15/2022 (E)	406,000	424,051
Oceaneering International, Inc.
4.65%, 11/15/2024	781,000	770,222
Regency Energy Partners, LP / Regency Energy Finance Corp.
5.88%, 03/01/2022	563,000	620,192

		2,629,485

Equity Real Estate Investment Trusts - 1.0%
Alexandria Real Estate Equities, Inc.
2.75%, 01/15/2020	620,000	624,257
4.50%, 07/30/2029	546,000	578,764
4.60%, 04/01/2022	1,464,000	1,564,461

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts (continued)
American Tower Corp.
3.30%, 02/15/2021	$ 865,000	$ 887,597
3.38%, 10/15/2026	1,113,000	1,088,949
3.45%, 09/15/2021	94,000	96,937
3.50%, 01/31/2023	166,000	170,247
4.40%, 02/15/2026	533,000	558,642
Crown Castle International Corp.
5.25%, 01/15/2023	729,000	809,802
MGM Growth Properties Operating Partnership, LP / MGP Finance Co-Issuer, Inc.
5.63%, 05/01/2024	381,000	415,290
Senior Housing Properties Trust
6.75%, 04/15/2020 - 12/15/2021	253,000	277,207
SL Green Realty Corp.
5.00%, 08/15/2018	304,000	312,007
7.75%, 03/15/2020	1,330,000	1,489,174

		8,873,334

Food & Staples Retailing - 0.6%
CVS Health Corp.
2.80%, 07/20/2020	1,726,000	1,757,237
4.75%, 12/01/2022 (A)	415,000	454,879
5.00%, 12/01/2024	534,000	591,511
Sysco Corp.
2.50%, 07/15/2021	233,000	233,636
3.25%, 07/15/2027	304,000	299,316
3.30%, 07/15/2026	581,000	576,389
Walgreens Boots Alliance, Inc.
3.45%, 06/01/2026	699,000	697,522
4.65%, 06/01/2046	122,000	127,696

		4,738,186

Food Products - 0.4%
Danone SA
2.08%, 11/02/2021 (E)	1,038,000	1,024,024
2.59%, 11/02/2023 (E)	580,000	565,893
WM Wrigley Jr. Co.
2.40%, 10/21/2018 (E)	1,900,000	1,912,825
3.38%, 10/21/2020 (E)	351,000	362,310

		3,865,052

Health Care Equipment & Supplies - 0.4%
Abbott Laboratories
3.75%, 11/30/2026	205,000	209,266
3.88%, 09/15/2025	127,000	130,623
Becton Dickinson and Co.
2.89%, 06/06/2022	412,000	413,288
3.36%, 06/06/2024	915,000	917,092
3.70%, 06/06/2027	649,000	651,051
4.67%, 06/06/2047	215,000	223,509
Life Technologies Corp.
6.00%, 03/01/2020	721,000	785,779

		3,330,608

Health Care Providers & Services - 1.0%
Aetna, Inc.
2.80%, 06/15/2023	429,000	428,256
Cardinal Health, Inc.
2.62%, 06/15/2022	420,000	420,388
3.08%, 06/15/2024	272,000	272,656
3.41%, 06/15/2027	539,000	540,245

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services (continued)
Centene Corp.
4.75%, 05/15/2022 - 01/15/2025	$ 187,000	$ 192,923
6.13%, 02/15/2024	116,000	125,417
Cigna Corp.
3.25%, 04/15/2025	1,582,000	1,588,168
Express Scripts Holding Co.
3.40%, 03/01/2027	351,000	338,759
3.50%, 06/15/2024	302,000	304,637
4.50%, 02/25/2026	796,000	843,607
HCA, Inc.
3.75%, 03/15/2019	461,000	470,220
5.00%, 03/15/2024	241,000	255,159
5.38%, 02/01/2025	223,000	235,220
5.88%, 05/01/2023 - 02/15/2026	641,000	694,109
Tenet Healthcare Corp.
4.63%, 07/15/2024 (E)	235,000	235,294
THC Escrow Corp. III
4.63%, 07/15/2024 (E)	295,000	295,797
Universal Health Services, Inc.
4.75%, 08/01/2022 (E)	576,000	595,440
WellCare Health Plans, Inc.
5.25%, 04/01/2025	563,000	589,742

		8,426,037

Hotels, Restaurants & Leisure - 0.5%
1011778 BC ULC / New Red Finance, Inc.
4.25%, 05/15/2024 (E)	806,000	800,914
4.63%, 01/15/2022 (E)	1,310,000	1,342,750
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp.
4.63%, 04/01/2025 (E)	1,457,000	1,502,531
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
5.25%, 05/15/2027 (E)	328,000	335,995

		3,982,190

Household Durables - 0.5%
DR Horton, Inc.
3.75%, 03/01/2019	685,000	700,739
MDC Holdings, Inc.
5.50%, 01/15/2024	569,000	601,718
Newell Brands, Inc.
3.15%, 04/01/2021	266,000	272,180
3.85%, 04/01/2023	287,000	301,332
4.20%, 04/01/2026	1,580,000	1,677,623
5.00%, 11/15/2023	392,000	419,470
Toll Brothers Finance Corp.
4.00%, 12/31/2018	236,000	241,900
4.38%, 04/15/2023	99,000	102,416
5.88%, 02/15/2022	301,000	333,358

		4,650,736

Household Products - 0.2%
Reckitt Benckiser Treasury Services PLC
2.38%, 06/24/2022 (E)	524,000	520,578
2.75%, 06/26/2024 (E)	497,000	492,783
3.00%, 06/26/2027 (E)	776,000	765,738

		1,779,099

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Industrial Conglomerates - 0.1%
General Electric Co.
5.00% (C), 01/21/2021 (G)	$ 915,000	$ 971,181

IT Services - 0.6%
Fidelity National Information Services, Inc.
3.00%, 08/15/2026	796,000	770,780
3.63%, 10/15/2020	594,000	622,241
4.50%, 10/15/2022	685,000	744,302
First Data Corp.
7.00%, 12/01/2023 (E)	637,000	679,997
Total System Services, Inc.
3.80%, 04/01/2021	511,000	532,140
4.80%, 04/01/2026	1,569,000	1,707,927

		5,057,387

Machinery - 0.1%
CNH Industrial Capital LLC
3.63%, 04/15/2018	560,000	564,928

Media - 0.7%
CCO Holdings LLC / CCO Holdings Capital Corp.
5.13%, 05/01/2027 (E)	1,480,000	1,513,300
5.25%, 03/15/2021	643,000	660,683
Charter Communications Operating LLC / Charter Communications Operating Capital
4.91%, 07/23/2025	979,000	1,057,632
Comcast Corp.
2.35%, 01/15/2027	627,000	588,489
3.30%, 02/01/2027	365,000	369,484
3.40%, 07/15/2046	88,000	80,133
Cox Communications, Inc.
3.35%, 09/15/2026 (E)	932,000	915,174
NBCUniversal Media LLC
4.45%, 01/15/2043	157,000	166,681
Time Warner, Inc.
3.60%, 07/15/2025	522,000	520,813
UBM PLC
5.75%, 11/03/2020 (E)	410,000	431,618

		6,304,007

Metals & Mining - 0.4%
Anglo American Capital PLC
3.75%, 04/10/2022 (E)	200,000	201,000
4.75%, 04/10/2027 (E)	856,000	879,369
FMG Resources August Pty, Ltd.
4.75%, 05/15/2022 (E)	486,000	487,822
FMG Resources, Ltd.
5.13%, 05/15/2024 (E)	161,000	161,000
Freeport-McMoRan, Inc.
3.10%, 03/15/2020	238,000	232,942
Reliance Steel & Aluminum Co.
4.50%, 04/15/2023	667,000	704,565
Steel Dynamics, Inc.
5.00%, 12/15/2026	66,000	67,733
Teck Resources, Ltd.
8.50%, 06/01/2024 (E)	623,000	719,565

		3,453,996

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Multi-Utilities - 0.0% (D)
Dominion Energy, Inc.
2.00%, 08/15/2021	$ 106,000	$ 103,964
2.85%, 08/15/2026 (A)	157,000	149,657

		253,621

Oil, Gas & Consumable Fuels - 1.5%
Antero Resources Corp.
5.38%, 11/01/2021	943,000	952,430
Canadian Natural Resources, Ltd.
2.95%, 01/15/2023	276,000	273,801
5.90%, 02/01/2018	306,000	313,030
Cenovus Energy, Inc.
5.70%, 10/15/2019	19,000	20,052
Columbia Pipeline Group, Inc.
4.50%, 06/01/2025	308,000	327,862
ConocoPhillips Co.
4.95%, 03/15/2026 (A)	824,000	917,704
Enbridge Energy Partners, LP
5.88%, 10/15/2025 (A)	529,000	603,472
Energy Transfer Equity, LP 5.50%, 06/01/2027	764,000	790,740
5.88%, 01/15/2024	413,000	437,780
Energy Transfer, LP 4.15%, 10/01/2020	330,000	342,740
4.75%, 01/15/2026	243,000	252,798
Kinder Morgan Energy Partners, LP 3.95%, 09/01/2022	503,000	519,696
5.00%, 10/01/2021	394,000	423,161
Motiva Enterprises LLC 5.75%, 01/15/2020 (E)	540,000	577,903
NuStar Logistics, LP 5.63%, 04/28/2027	516,000	541,800
Phillips 66 Partners, LP 3.61%, 02/15/2025	485,000	480,274
Sabine Pass Liquefaction LLC 5.00%, 03/15/2027	872,000	928,220
SM Energy Co. 6.50%, 01/01/2023	46,000	43,815
TC PipeLines, LP 3.90%, 05/25/2027	572,000	570,744
Tesoro Logistics, LP / Tesoro Logistics Finance Corp. 5.25%, 01/15/2025	228,000	239,400
Western Gas Partners, LP 5.38%, 06/01/2021	1,062,000	1,140,089
Williams Cos., Inc. 3.70%, 01/15/2023	270,000	265,950
Williams Partners, LP 3.75%, 06/15/2027	961,000	951,221
Williams Partners, LP / ACMP Finance Corp. 4.88%, 05/15/2023 - 03/15/2024	693,000	719,699

		12,634,381

Paper & Forest Products - 0.2%
Georgia-Pacific LLC 3.16%, 11/15/2021 (E)	1,082,000	1,104,948
3.60%, 03/01/2025 (E)	812,000	836,472

		1,941,420

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals - 0.5%
Allergan Funding SCS 3.00%, 03/12/2020	$ 1,470,000	$ 1,501,192
Shire Acquisitions Investments Ireland DAC 2.40%, 09/23/2021	565,000	558,412
2.88%, 09/23/2023	754,000	747,344
3.20%, 09/23/2026	754,000	737,302
Teva Pharmaceutical Finance Netherlands III BV 3.15%, 10/01/2026 (A)	866,000	822,421

		4,366,671

Professional Services - 0.5%
IHS Markit, Ltd. 4.75%, 02/15/2025 (E)	315,000	338,231
5.00%, 11/01/2022 (E)	85,000	91,747
Verisk Analytics, Inc. 4.13%, 09/12/2022	177,000	186,528
4.88%, 01/15/2019	751,000	782,014
5.50%, 06/15/2045	990,000	1,099,888
5.80%, 05/01/2021	1,585,000	1,762,292

		4,260,700

Real Estate Management & Development - 0.3%
Jones Lang LaSalle, Inc. 4.40%, 11/15/2022	736,000	774,986
Kennedy-Wilson, Inc. 5.88%, 04/01/2024	1,839,000	1,896,469

		2,671,455

Road & Rail - 0.1%
Park Aerospace Holdings, Ltd. 5.25%, 08/15/2022 (E)	270,000	282,236
5.50%, 02/15/2024 (E)	706,000	737,417

		1,019,653

Semiconductors & Semiconductor Equipment - 0.6%
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.63%, 01/15/2024 (E)	603,000	616,868
3.88%, 01/15/2027 (E)	1,548,000	1,589,641
NXP BV / NXP Funding LLC 3.88%, 09/01/2022 (E)	771,000	802,804
4.13%, 06/15/2020 - 06/01/2021 (E)	677,000	712,192
4.63%, 06/01/2023 (E)	268,000	289,105
TSMC Global, Ltd. 1.63%, 04/03/2018 (E)	1,511,000	1,507,952

		5,518,562

Software - 0.1%
Cadence Design Systems, Inc. 4.38%, 10/15/2024	1,027,000	1,066,775

Specialty Retail - 0.1%
Coach, Inc. 3.00%, 07/15/2022	268,000	264,239
4.13%, 07/15/2027	268,000	265,083

		529,322

Technology Hardware, Storage & Peripherals - 0.2%
Seagate HDD Cayman 4.75%, 01/01/2025	1,369,000	1,379,566
4.88%, 06/01/2027	105,000	104,859
5.75%, 12/01/2034	177,000	177,072

		1,661,497

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Transportation Infrastructure - 0.2%
Penske Truck Leasing Co., LP / PTL Finance Corp. 2.50%, 06/15/2019 (E)	$ 433,000	$ 435,202
3.38%, 03/15/2018 (E)	1,225,000	1,239,270

		1,674,472

Total Corporate Debt Securities (Cost $170,566,398)		172,787,538

MORTGAGE-BACKED SECURITIES - 0.9%
BAMLL Commercial Mortgage Securities Trust
Series 2014-FL1, Class D,
5.16% (C), 12/15/2031 (E)	100,000	97,499
Series 2014-FL1, Class E,
6.66% (C), 12/15/2031 (E)	251,657	239,043
Banc of America Commercial Mortgage Trust Series 2007-3, Class AJ, 5.87% (C), 06/10/2049	557,801	560,651
Commercial Mortgage Trust Series 2007-GG11, Class AM, 5.87% (C), 12/10/2049	300,525	301,334
Cosmopolitan Hotel Trust
Series 2016-CSMO, Class B,
3.26% (C), 11/15/2033 (E)	153,000	154,150
Series 2016-CSMO, Class D,
4.66% (C), 11/15/2033 (E)	199,000	201,481
Series 2016-CSMO, Class E,
5.81% (C), 11/15/2033 (E)	294,000	298,692
GS Mortgage Securities Corp. II Series 2013-KING, Class E, 3.55% (C), 12/10/2027 (E)	200,000	199,025
GS Mortgage Securities Trust Series 2014-GSFL, Class E, 7.11% (C), 07/15/2031 (E)	300,000	300,165
GSCCRE Commercial Mortgage Trust Series 2015-HULA, Class E, 5.53% (C), 08/15/2032 (E)	458,000	460,286
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2010-C2, Class E,
5.72% (C), 11/15/2043 (E)	314,000	321,629
Series 2015-SGP, Class B,
3.91% (C), 07/15/2036 (E)	100,000	100,623
Series 2015-SGP, Class D,
5.66% (C), 07/15/2036 (E)	300,000	302,992
Series 2015-UES, Class E,
3.74% (C), 09/05/2032 (E)	236,000	234,430
Series 2016-WIKI, Class C,
3.55%, 10/05/2031 (E)	96,000	98,032
Series 2016-WIKI, Class D,
4.14% (C), 10/05/2031 (E)	146,000	148,431
LB-UBS Commercial Mortgage Trust
Series 2006-C1, Class AJ,
5.28% (C), 02/15/2041	574,946	575,189
Series 2007-C7, Class AJ,
6.50% (C), 09/15/2045	219,940	222,504
Series 2008-C1, Class AM,
6.30% (C), 04/15/2041	354,000	350,834

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Palisades Center Trust Series 2016-PLSD, Class D, 4.74%, 04/13/2033 (E)	$ 125,000	$ 125,997
Starwood Retail Property Trust
Series 2014-STAR, Class D,
4.38% (C), 11/15/2027 (E)	311,000	299,335
Series 2014-STAR, Class E,
5.28% (C), 11/15/2027 (E)	185,000	176,817
Wachovia Bank Commercial Mortgage Trust
Series 2007-C30, Class AJ,
5.41% (C), 12/15/2043	298,730	302,554
Series 2007-C31, Class AJ,
5.66% (C), 04/15/2047	482,298	492,484
Series 2007-C33, Class AJ,
6.17% (C), 02/15/2051	475,992	484,486
Series 2007-C34, Class AJ,
6.27% (C), 05/15/2046	170,309	170,431
Wells Fargo Commercial Mortgage Trust
Series 2014-TISH, Class SCH1,
3.91% (C), 01/15/2027 (E)	73,000	71,974
Series 2014-TISH, Class WTS1,
3.41% (C), 02/15/2027 (E)	894,000	916,924
Series 2014-TISH, Class WTS2,
4.41% (C), 02/15/2027 (E)	35,000	35,651

Total Mortgage-Backed Securities (Cost $8,222,792)		8,243,643

U.S. GOVERNMENT AGENCY OBLIGATIONS - 9.9%
Federal Home Loan Mortgage Corp. 3.50%, 07/01/2029 - 07/01/2046	4,779,470	4,955,413
4.00%, 08/01/2044	695,049	741,249
4.50%, 09/01/2044 - 06/01/2046	4,932,533	5,390,133
4.82% (C), 04/25/2024	521,000	579,076
5.00%, 03/01/2042 - 07/01/2044	1,856,414	2,047,959
5.50%, 10/01/2036 - 09/01/2041	1,660,559	1,846,403
5.72% (C), 02/25/2024	1,070,000	1,249,337
6.00%, 04/01/2040	128,384	148,601
8.00%, 04/01/2032	74,223	90,965
Federal National Mortgage Association 3.50%, 01/01/2043 - 05/01/2056	12,153,920	12,544,882
4.00%, 04/01/2034 - 06/01/2047	11,538,019	12,275,740
4.50%, 08/01/2041 - 06/01/2047	22,324,236	24,396,287
5.00%, 05/01/2041 - 07/01/2044	1,296,493	1,446,809
5.50%, 03/01/2040 - 05/01/2044	3,753,981	4,182,247
6.00%, 10/01/2035 - 10/01/2038	79,126	88,477
7.00%, 02/01/2039	14,360	16,662
Federal National Mortgage Association Connecticut Avenue Securities 6.12% (C), 11/25/2024	1,481,444	1,692,998
FREMF Mortgage Trust Series 2010-KSCT, Class B, 2.00%, 01/25/2020 (E) (H)	132,345	123,827
Government National Mortgage Association 3.50%, 05/20/2042	21,067	21,943
4.00%, 01/15/2045 - 04/15/2045	2,720,257	2,897,204
4.50%, 05/15/2041 - 08/15/2046	2,940,328	3,230,809
4.90%, 10/15/2034	85,906	97,580
5.00%, 10/15/2039 - 09/20/2045	4,776,959	5,320,991
5.10%, 01/15/2032	72,804	82,863

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATION (continued)
Government National Mortgage Association (continued)
5.50%, 09/15/2035 - 01/20/2042	$ 161,029	$ 185,317
6.00%, 11/20/2042	8,146	9,282
7.50%, 08/15/2033	209,155	244,306

Total U.S. Government Agency Obligations (Cost $86,951,742)		85,907,360

U.S. GOVERNMENT OBLIGATIONS - 8.9%
U.S. Treasury - 8.9%
U.S. Treasury Bond 2.25%, 08/15/2046	4,995,000	4,397,553
2.88%, 11/15/2046	11,761,000	11,825,780
3.00%, 02/15/2047	2,895,000	2,986,372
U.S. Treasury Note
Zero Coupon, 06/30/2019	6,774,000	6,755,480
1.00%, 11/15/2019	1,738,000	1,719,737
1.25%, 04/30/2019	1,393,000	1,389,572
1.25%, 05/31/2019 (A)	3,493,000	3,484,540
1.50%, 04/15/2020 - 05/15/2020	361,000	360,618
1.50%, 06/15/2020 (A)	343,000	342,518
1.75%, 05/31/2022	10,746,000	10,683,039
1.88%, 02/28/2022 - 03/31/2022	1,881,000	1,882,875
2.00%, 05/31/2024 - 11/15/2026	10,645,000	10,447,292
2.13%, 12/31/2021	2,571,000	2,604,042
2.25%, 11/15/2025 - 02/15/2027	14,834,000	14,786,332
2.38%, 05/15/2027	4,304,000	4,331,236

Total U.S. Government Obligations (Cost $77,641,425)		77,996,986

	Shares	Value
SECURITIES LENDING COLLATERAL - 1.0%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.97% (I)	8,485,055	$ 8,485,055

Total Securities Lending Collateral (Cost $8,485,055)		8,485,055

	Principal	Value
REPURCHASE AGREEMENT - 1.3%
State Street Bank & Trust Co. 0.12% (I), dated 06/30/2017, to be repurchased at $11,153,385 on 07/03/2017. Collateralized by a U.S. Government Obligation, 1.38%, due 05/31/2021, and with a value of $11,376,542.	$ 11,153,273	11,153,273

Total Repurchase Agreement (Cost $11,153,273)		11,153,273

Total Investments (Cost $808,549,974) (J)		887,168,541
Net Other Assets (Liabilities) - (1.7)%		(14,997,093)

Net Assets - 100.0%		$ 872,171,448

SECURITY VALUATION:

Valuation Inputs (K)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$502,614,902	$—	$—	$502,614,902
Preferred Stocks	1,281,313	—	—	1,281,313
Master Limited Partnership	6,141,269	—	—	6,141,269
Asset-Backed Securities	—	12,557,202	—	12,557,202
Corporate Debt Securities	—	172,787,538	—	172,787,538
Mortgage-Backed Securities	—	8,243,643	—	8,243,643
U.S. Government Agency Obligations	—	85,907,360	—	85,907,360
U.S. Government Obligations	—	77,996,986	—	77,996,986
Securities Lending Collateral	8,485,055	—	—	8,485,055
Repurchase Agreement	—	11,153,273	—	11,153,273

Total Investments	$518,522,539	$368,646,002	$—	$887,168,541

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $8,297,449. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing securities.
(C)	Floating or variable rate securities. The rates disclosed are as of June 30, 2017.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(D)	Percentage rounds to less than 0.1% or (0.1)%.
(E)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2017, the total value of 144A securities is $52,856,877, representing 6.1% of the Portfolio’s net assets.
(F)	Securities on a when-issued, delayed-delivery, or forward commitment basis. Securities to be settled and delivered after June 30, 2017.
(G)	Perpetual maturity. The date displayed is the next call date.
(H)	Illiquid security. At June 30, 2017, the value of such securities amounted to $123,827 or less than 0.1% of the Portfolio’s net assets.
(I)	Rates disclosed reflect the yields at June 30, 2017.
(J)	Aggregate cost for federal income tax purposes is $808,549,974. Aggregate gross unrealized appreciation and depreciation for all securities is $87,165,812 and $8,547,245, respectively. Net unrealized appreciation for tax purposes is $78,618,567.
(K)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended June 30, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Janus Balanced VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2017

(unaudited)

Assets:
Investments, at value (cost $797,396,701) (including securities loaned of $8,297,449)	$876,015,268
Repurchase agreement, at value (cost $11,153,273)	11,153,273
Receivables and other assets:
Shares of beneficial interest sold	153,623
Investments sold	2,794,001
Interest	2,414,191
Dividends	520,412
Net income from securities lending	1,960
Prepaid expenses	3,667

Total assets	893,056,395

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	1,899
Investments purchased	10,256,725
When-issued, delayed-delivery, and forward commitment securities purchased	1,361,000
Investment management fees	521,751
Distribution and service fees	176,886
Transfer agent costs	2,470
Trustees, CCO and deferred compensation fees	2,285
Audit and tax fees	14,669
Custody fees	12,826
Legal fees	2,149
Printing and shareholder reports fees	43,460
Other	3,772
Collateral for securities on loan	8,485,055

Total liabilities	20,884,947

Net assets	$872,171,448

Net assets consist of:
Capital stock ($0.01 par value)	$609,087
Additional paid-in capital	763,566,244
Undistributed (distributions in excess of) net investment income (loss)	19,452,455
Accumulated net realized gain (loss)	9,925,095
Net unrealized appreciation (depreciation) on:
Investments	78,618,567

Net assets	$872,171,448

Net assets by class:
Initial Class	$11,135,680
Service Class	861,035,768

Shares outstanding:
Initial Class	767,195
Service Class	60,141,493

Net asset value and offering price per share:
Initial Class	$14.51
Service Class	14.32

STATEMENT OF OPERATIONS

For the period ended June 30, 2017

(unaudited)

Investment Income:
Dividend income	$6,118,597
Interest income	5,130,204
Net income (loss) from securities lending	14,493
Withholding taxes on foreign income	(6,033)

Total investment income	11,257,261

Expenses:
Investment management fees	3,003,590
Distribution and service fees:
Service Class	1,016,982
Transfer agent costs	5,408
Trustees, CCO and deferred compensation fees	9,734
Audit and tax fees	18,237
Custody fees	52,456
Legal fees	19,918
Printing and shareholder reports fees	24,405
Other	10,137

Total expenses	4,160,867

Net investment income (loss)	7,096,394

Net realized gain (loss) on:
Investments	7,973,677
Foreign currency transactions	(3,789)

Net realized gain (loss)	7,969,888

Net change in unrealized appreciation (depreciation) on:
Investments	45,825,320

Net realized and change in unrealized gain (loss)	53,795,208

Net increase (decrease) in net assets resulting from operations	$60,891,602

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Janus Balanced VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2017 (unaudited)	December 31, 2016

From operations:
Net investment income (loss)	$7,096,394	$10,695,263
Net realized gain (loss)	7,969,888	4,102,703
Net change in unrealized appreciation (depreciation)	45,825,320	16,041,670

Net increase (decrease) in net assets resulting from operations	60,891,602	30,839,636

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(7,307)	(119,199)
Service Class	(117,895)	(7,533,231)

Total dividends and/or distributions from net investment income	(125,202)	(7,652,430)

Net realized gains:
Initial Class	(4,469)	(84,657)
Service Class	(371,371)	(6,256,782)

Total dividends and/or distributions from net realized gains	(375,840)	(6,341,439)

Total dividends and/or distributions to shareholders	(501,042)	(13,993,869)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,219,176	616,479
Service Class	53,905,607	139,729,461

	55,124,783	140,345,940

Dividends and/or distributions reinvested:
Initial Class	11,776	203,856
Service Class	489,266	13,790,013

	501,042	13,993,869

Cost of shares redeemed:
Initial Class	(741,735)	(1,305,847)
Service Class	(11,523,985)	(29,046,223)

	(12,265,720)	(30,352,070)

Net increase (decrease) in net assets resulting from capital share transactions	43,360,105	123,987,739

Net increase (decrease) in net assets	103,750,665	140,833,506

Net assets:
Beginning of period/year	768,420,783	627,587,277

End of period/year	$872,171,448	$768,420,783

Undistributed (distributions in excess of) net investment income (loss)	$19,452,455	$12,481,263

Capital share transactions - shares:
Shares issued:
Initial Class	86,508	46,922
Service Class	3,884,779	10,820,651

	3,971,287	10,867,573

Shares reinvested:
Initial Class	838	15,351
Service Class	35,301	1,051,068

	36,139	1,066,419

Shares redeemed:
Initial Class	(52,638)	(99,721)
Service Class	(827,112)	(2,236,880)

	(879,750)	(2,336,601)

Net increase (decrease) in shares outstanding:
Initial Class	34,708	(37,448)
Service Class	3,092,968	9,634,839

	3,127,676	9,597,391

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Janus Balanced VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$13.47		$13.18		$13.60	$12.66	$10.70	$9.49

Investment operations:
Net investment income (loss) (A)	0.14		0.23	(B)	0.24	0.21	0.17	0.18
Net realized and unrealized gain (loss)	0.92		0.33		(0.21)	0.83	1.88	1.03

Total investment operations	1.06		0.56		0.03	1.04	2.05	1.21

Dividends and/or distributions to shareholders:
Net investment income	(0.01)		(0.16)		(0.12)	(0.10)	(0.09)	—
Net realized gains	(0.01)		(0.11)		(0.33)	—	—	—

Total dividends and/or distributions to shareholders	(0.02)		(0.27)		(0.45)	(0.10)	(0.09)	—

Net asset value, end of period/year	$14.51		$13.47		$13.18	$13.60	$12.66	$10.70

Total return (C)	7.85	%(D)	4.33%		0.34%	8.19%	19.27%	12.75%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$11,136		$9,868		$10,148	$10,495	$9,777	$9,212
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.76	%(E)	0.77%		0.79%	0.81%	0.84%	0.86%
Including waiver and/or reimbursement and recapture	0.76	%(E)	0.77	%(B)	0.79%	0.81%	0.84%	0.88%
Net investment income (loss) to average net assets	1.97	%(E)	1.77	%(B)	1.76%	1.63%	1.43%	1.72%
Portfolio turnover rate	26	%(D)	84%		75%	84%	69%	71%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and years indicated:

Service Class
June 30, 2017 (unaudited)	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$13.30	$13.02	$13.45	$12.55	$10.62	$9.44

Investment operations:
Net investment income (loss) (A)	0.12	0.20	(B)	0.20	0.18	0.14	0.15
Net realized and unrealized gain (loss)	0.91	0.33	(0.20)	0.80	1.87	1.03

Total investment operations	1.03	0.53	0.00	(C)	0.98	2.01	1.18

Dividends and/or distributions to shareholders:
Net investment income	(0.00	)(C)	(0.14)	(0.10)	(0.08)	(0.08)	—
Net realized gains	(0.01)	(0.11)	(0.33)	—	—	—

Total dividends and/or distributions to shareholders	(0.01)	(0.25)	(0.43)	(0.08)	(0.08)	—

Net asset value, end of period/year	$14.32	$13.30	$13.02	$13.45	$12.55	$10.62

Total return (D)	7.73	%(E)	4.12%	0.12%	7.83%	19.02%	12.50%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$861,036	$758,553	$617,439	$391,062	$221,099	$82,817
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.01	%(F)	1.03%	1.04%	1.06%	1.09%	1.11%
Including waiver and/or reimbursement and recapture	1.01	%(F)	1.02	%(B)	1.04%	1.06%	1.09%	1.13%
Net investment income (loss) to average net assets	1.72	%(F)	1.53	%(B)	1.51%	1.39%	1.20%	1.50%
Portfolio turnover rate	26	%(E)	84%	75%	84%	69%	71%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2017

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Janus Balanced VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the period ended June 30, 2017, commissions recaptured are $913.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, ETF and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

4. SECURITIES AND OTHER INVESTMENTS (continued)

REITs held at June 30, 2017, if any, are identified within the Schedule of Investments.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at June 30, 2017, if any, are identified within the Schedule of Investments.

When-issued, delayed-delivery, and forward commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, and forward commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

When-issued, delayed-delivery, and forward commitment transactions held at June 30, 2017, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed delivery, and forward commitment securities purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The value of loaned securities and related collateral outstanding at June 30, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to each other as well as to other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of June 30, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2017.

Repurchase agreements at June 30, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of June 30, 2017.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$2,518,404	$—	$—	$—	$2,518,404
Corporate Debt Securities	2,082,151	—	—	—	2,082,151
U.S. Government Obligations	3,884,500	—	—	—	3,884,500
Total Securities Lending Transactions	$8,485,055	$—	$—	$—	$8,485,055
Total Borrowings	$8,485,055	$—	$—	$—	$8,485,055

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $250 million	0.760%
Over $250 million up to $500 million	0.730%
Over $500 million up to $1 billion	0.705%
Over $1 billion	0.680%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs including the investment management fee but excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.90%	May 1, 2018
Service Class	1.15%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.90%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees for all applicable share classes.

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the period ended June 30, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of June 30, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. For the period ended June 30, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the period ended June 30, 2017.

7. PRINCIPAL OWNERSHIP

As of June 30, 2017, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	1	98.26%	98.26%
Service Class	1	90.44%	90.44%

8. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 158,921,957	$ 152,768,948	$ 120,559,653	$ 93,693,559

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

10. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implication, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Janus Balanced VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 7-8, 2017, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica Janus Balanced VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and Janus Capital Management LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2018.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Services, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed continuation of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmarks, in each case for various trailing periods ended December 31, 2016.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Janus Balanced VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Initial Class Shares of the Portfolio was above the median for its peer universe for the past 3- and 5-year periods and below the median for the past 1-year period. The Board also noted that the performance of Initial Class Shares of the Portfolio was below its primary benchmark for the past 1-, 3- and 5-year periods. The Board noted that the Portfolio’s sub-adviser had commenced subadvising the Portfolio on December 9, 2011 pursuant to its current investment objective and investment strategies. The Trustees observed that the performance of the Portfolio had improved during the first quarter of 2017.

Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Initial Class Shares of the Portfolio were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM had not made material changes to this methodology, which had been applied consistently for the Portfolio.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Janus Balanced VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through its undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio and that TAM believes that the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Portfolio. The Board also noted that the Sub-Adviser participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and the contract holders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Portfolio’s brokerage transactions.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Janus Mid-Cap Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2017, and held for the entire period until June 30, 2017.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Annualized Expense Ratio
Initial Class	$1,000.00	$1,150.20	$4.48	$1,020.60	$4.21	0.84%
Service Class	1,000.00	1,149.20	5.81	1,019.40	5.46	1.09

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2017

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	96.1%
Securities Lending Collateral	6.6
Repurchase Agreement	3.7
Convertible Preferred Stocks	0.1
Net Other Assets (Liabilities)	(6.5)
Total	100.0%

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Janus Mid-Cap Growth VP

SCHEDULE OF INVESTMENTS

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS - 96.1%
Aerospace & Defense - 1.3%
Teledyne Technologies, Inc. (A)	82,158	$ 10,487,469

Air Freight & Logistics - 0.7%
Expeditors International of Washington, Inc.	103,808	5,863,076

Airlines - 1.6%
Ryanair Holdings PLC, ADR (A)	121,337	13,057,075

Banks - 0.5%
SVB Financial Group (A)	22,683	3,987,445

Biotechnology - 2.7%
Alkermes PLC (A)	71,051	4,118,826
Celgene Corp. (A)	65,438	8,498,433
DBV Technologies SA, ADR (A)	58,236	2,079,608
Neurocrine Biosciences, Inc. (A)	100,058	4,602,668
TESARO, Inc. (A) (B)	23,079	3,227,829

		22,527,364

Building Products - 1.0%
A.O. Smith Corp.	154,660	8,711,998

Capital Markets - 4.8%
LPL Financial Holdings, Inc.	273,538	11,614,424
MSCI, Inc., Class A	95,010	9,785,080
TD Ameritrade Holding Corp.	427,960	18,398,000

		39,797,504

Commercial Services & Supplies - 1.7%
Edenred	234,779	6,121,928
Ritchie Bros Auctioneers, Inc. (B)	268,960	7,729,910

		13,851,838

Communications Equipment - 0.7%
Harris Corp.	50,670	5,527,084

Containers & Packaging - 1.7%
Sealed Air Corp., Class A	312,388	13,982,487

Diversified Consumer Services - 1.3%
ServiceMaster Global Holdings, Inc. (A)	280,106	10,977,354

Electrical Equipment - 3.0%
AMETEK, Inc., Class A	79,127	4,792,722
Sensata Technologies Holding NV (A) (B)	474,184	20,257,141

		25,049,863

Electronic Equipment, Instruments & Components - 6.3%
Amphenol Corp., Class A	67,375	4,973,623
Belden, Inc.	99,550	7,509,056
Flex, Ltd. (A)	627,203	10,229,681
National Instruments Corp.	314,686	12,656,671
TE Connectivity, Ltd.	207,762	16,346,714

		51,715,745

Equity Real Estate Investment Trusts - 4.1%
Crown Castle International Corp.	157,995	15,827,939
Lamar Advertising Co., Class A	240,565	17,698,367

		33,526,306

Health Care Equipment & Supplies - 9.2%
Boston Scientific Corp. (A)	705,715	19,562,420
Cooper Cos., Inc.	36,713	8,789,826
DexCom, Inc. (A) (B)	73,670	5,388,960
ICU Medical, Inc., Class B (A)	28,844	4,975,590
STERIS PLC	168,350	13,720,525
Teleflex, Inc.	48,313	10,037,509

	Shares	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
Varian Medical Systems, Inc. (A)	130,794	$ 13,496,633

		75,971,463

Health Care Providers & Services - 0.9%
Henry Schein, Inc. (A)	40,978	7,499,794

Health Care Technology - 1.7%
athenahealth, Inc. (A) (B)	100,660	14,147,763

Hotels, Restaurants & Leisure - 2.7%
Dunkin’ Brands Group, Inc.	224,002	12,346,990
Norwegian Cruise Line Holdings, Ltd. (A)	178,426	9,686,748

		22,033,738

Industrial Conglomerates - 1.1%
Carlisle Cos., Inc.	44,251	4,221,545
Roper Technologies, Inc.	20,415	4,726,685

		8,948,230

Insurance - 1.9%
Aon PLC	119,130	15,838,333

Internet Software & Services - 3.5%
Cimpress NV (A) (B)	131,378	12,419,162
CoStar Group, Inc. (A)	48,701	12,837,584
Dropbox, Inc. (A) (C) (D) (E) (F)	423,376	3,810,384

		29,067,130

IT Services - 9.5%
Amdocs, Ltd.	222,385	14,334,937
Broadridge Financial Solutions, Inc.	137,161	10,363,885
Euronet Worldwide, Inc. (A)	36,645	3,201,674
Fidelity National Information Services, Inc.	129,451	11,055,115
Gartner, Inc. (A)	68,682	8,482,914
Global Payments, Inc.	111,680	10,086,937
Jack Henry & Associates, Inc.	79,618	8,269,922
WEX, Inc. (A)	123,226	12,848,775

		78,644,159

Leisure Products - 0.5%
Polaris Industries, Inc. (B)	48,987	4,518,071

Life Sciences Tools & Services - 5.3%
PerkinElmer, Inc.	215,982	14,717,013
Quintiles IMS Holdings, Inc. (A)	178,611	15,985,684
Waters Corp. (A)	73,028	13,425,468

		44,128,165

Machinery - 2.1%
Middleby Corp. (A)	37,684	4,578,983
Rexnord Corp. (A)	346,218	8,049,568
Wabtec Corp. (B)	56,084	5,131,686

		17,760,237

Media - 1.2%
Omnicom Group, Inc.	115,932	9,610,763

Multiline Retail - 0.6%
Dollar General Corp.	63,877	4,604,893

Oil, Gas & Consumable Fuels - 0.7%
World Fuel Services Corp.	142,936	5,495,889

Professional Services - 2.5%
IHS Markit, Ltd. (A)	141,565	6,234,523
Verisk Analytics, Inc., Class A (A)	174,636	14,734,039

		20,968,562

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Janus Mid-Cap Growth VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Road & Rail - 1.6%
Canadian Pacific Railway, Ltd.	38,416	$ 6,177,677
Old Dominion Freight Line, Inc.	74,155	7,062,522

		13,240,199

Semiconductors & Semiconductor Equipment - 7.0%
KLA-Tencor Corp.	137,253	12,560,022
Lam Research Corp.	85,384	12,075,859
Microchip Technology, Inc.	98,209	7,579,771
ON Semiconductor Corp. (A)	853,621	11,984,839
Xilinx, Inc.	210,298	13,526,367

		57,726,858

Software - 9.1%
Atlassian Corp. PLC, Class A (A)	321,569	11,312,797
Cadence Design Systems, Inc. (A)	206,500	6,915,685
Constellation Software, Inc.	29,026	15,184,708
Intuit, Inc.	56,640	7,522,358
Nice, Ltd., ADR	164,801	12,973,135
SS&C Technologies Holdings, Inc.	407,345	15,646,121
Ultimate Software Group, Inc. (A) (B)	27,281	5,730,647

		75,285,451

Specialty Retail - 0.8%
Tractor Supply Co.	38,109	2,065,889
Williams-Sonoma, Inc., Class A (B)	89,624	4,346,764

		6,412,653

Textiles, Apparel & Luxury Goods - 2.8%
Carter’s, Inc.	63,071	5,610,165
Gildan Activewear, Inc., Class A (B)	417,165	12,819,481
Lululemon Athletica, Inc. (A)	77,415	4,619,353

		23,048,999

Total Common Stocks (Cost $656,508,189)		794,013,958

	Shares	Value
CONVERTIBLE PREFERRED STOCKS - 0.1%
Electronic Equipment, Instruments & Components - 0.1%
Belden, Inc. 6.75%	8,000	$ 829,840

Internet Software & Services - 0.0% (G)
Dropbox, Inc. 0.00% (A) (C) (D) (E) (F)	41,951	377,559

Total Convertible Preferred Stocks (Cost $1,179,619)		1,207,399

SECURITIES LENDING COLLATERAL - 6.6%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.97% (H)	55,006,678	55,006,678

Total Securities Lending Collateral (Cost $55,006,678)		55,006,678

	Principal	Value
REPURCHASE AGREEMENT - 3.7%
State Street Bank & Trust Co. 0.12% (H), dated 06/30/2017, to be repurchased at $30,190,414 on 07/03/2017. Collateralized by a U.S. Government Obligation, 1.25%, due 03/31/2021, and with a value of $30,794,408.	$ 30,190,112	30,190,112

Total Repurchase Agreement (Cost $30,190,112)		30,190,112

Total Investments (Cost $742,884,598) (I)		880,418,147
Net Other Assets (Liabilities) - (6.5)%		(54,047,739)

Net Assets - 100.0%		$ 826,370,408

SECURITY VALUATION:

Valuation Inputs (J)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (K)	Value
ASSETS
Investments
Common Stocks	$784,081,646	$6,121,928	$3,810,384	$794,013,958
Convertible Preferred Stocks	829,840	—	377,559	1,207,399
Securities Lending Collateral	55,006,678	—	—	55,006,678
Repurchase Agreement	—	30,190,112	—	30,190,112

Total Investments	$839,918,164	$36,312,040	$4,187,943	$880,418,147

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $53,812,349. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Fair valued as determined in good faith in accordance with procedures established by the Board. At June 30, 2017, total value of securities is $4,187,943, representing 0.5% of the Portfolio’s net assets.
(D)	Securities are Level 3 of the fair value hierarchy.
(E)	Illiquid security. At June 30, 2017, the value of such securities amounted to $4,187,943 or 0.5% of the Portfolio’s net assets.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Janus Mid-Cap Growth VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(F)	Restricted securities. At June 30, 2017, the value of such securities held by the Portfolio are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Common Stocks	Dropbox, Inc.	05/01/2012	$3,831,172	$3,810,384	0.5%

Convertible Preferred Stocks	Dropbox, Inc., 0.00%	05/25/2012	379,619	377,559	0.0	(G)

Total			$4,210,791	$4,187,943	0.5%

(G)	Percentage rounds to less than 0.1% or (0.1)%.
(H)	Rates disclosed reflect the yields at June 30, 2017.
(I)	Aggregate cost for federal income tax purposes is $742,884,598. Aggregate gross unrealized appreciation and depreciation for all securities is $142,789,814 and $5,256,265, respectively. Net unrealized appreciation for tax purposes is $137,533,549.
(J)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended June 30, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(K)	Level 3 securities were not considered significant to the Portfolio.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Janus Mid-Cap Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2017

(unaudited)

Assets:
Investments, at value (cost $712,694,486) (including securities loaned of $53,812,349)	$850,228,035
Repurchase agreement, at value (cost $30,190,112)	30,190,112
Receivables and other assets:
Shares of beneficial interest sold	215,849
Investments sold	2,221,467
Interest	101
Dividends	235,122
Tax reclaims	24,601
Net income from securities lending	12,720
Prepaid expenses	3,726

Total assets	883,131,733

Liabilities:
Foreign currency overdraft, at value (cost $11,935)	12,252
Payables and other liabilities:
Shares of beneficial interest redeemed	957,334
Investment management fees	539,573
Distribution and service fees	22,759
Transfer agent costs	2,179
Trustees, CCO and deferred compensation fees	1,609
Audit and tax fees	12,178
Custody fees	2,639
Legal fees	1,093
Printing and shareholder reports fees	195,160
Other	7,871
Collateral for securities on loan	55,006,678

Total liabilities	56,761,325

Net assets	$826,370,408

Net assets consist of:
Capital stock ($0.01 par value)	$286,254
Additional paid-in capital	663,096,287
Undistributed (distributions in excess of) net investment income (loss)	1,231,075
Accumulated net realized gain (loss)	24,222,963
Net unrealized appreciation (depreciation) on:
Investments	137,533,549
Translation of assets and liabilities denominated in foreign currencies	280

Net assets	$826,370,408

Net assets by class:
Initial Class	$716,791,328
Service Class	109,579,080

Shares outstanding:
Initial Class	24,696,787
Service Class	3,928,645

Net asset value and offering price per share:
Initial Class	$29.02
Service Class	27.89

STATEMENT OF OPERATIONS

For the period ended June 30, 2017

(unaudited)

Investment Income:
Dividend income	$4,069,235
Interest income	7,801
Net income (loss) from securities lending	60,429
Withholding taxes on foreign income	(70,807)

Total investment income	4,066,658

Expenses:
Investment management fees	3,112,887
Distribution and service fees:
Service Class	130,198
Transfer agent costs	4,909
Trustees, CCO and deferred compensation fees	8,656
Audit and tax fees	13,396
Custody fees	40,951
Legal fees	16,740
Printing and shareholder reports fees	80,040
Other	15,595

Total expenses	3,423,372

Net investment income (loss)	643,286

Net realized gain (loss) on:
Investments	19,905,827
Foreign currency transactions	2,103

Net realized gain (loss)	19,907,930

Net change in unrealized appreciation (depreciation) on:
Investments	89,888,580
Translation of assets and liabilities denominated in foreign currencies	2,522

Net change in unrealized appreciation (depreciation)	89,891,102

Net realized and change in unrealized gain (loss)	109,799,032

Net increase (decrease) in net assets resulting from operations	$110,442,318

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Janus Mid-Cap Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2017 (unaudited)	December 31, 2016
From operations:
Net investment income (loss)	$643,286	$772,628
Net realized gain (loss)	19,907,930	4,750,519
Net change in unrealized appreciation (depreciation)	89,891,102	(24,543,374)

Net increase (decrease) in net assets resulting from operations	110,442,318	(19,020,227)

Dividends and/or distributions to shareholders:
Net realized gains:
Initial Class	—	(42,906,138)
Service Class	—	(9,474,466)

Total dividends and/or distributions from net realized gains	—	(52,380,604)

Capital share transactions:
Proceeds from shares sold:
Initial Class	4,617,761	11,463,115
Service Class	5,129,378	11,668,088

	9,747,139	23,131,203

Issued from fund acquisition:
Initial Class	—	194,579,225
Service Class	—	352,700

	—	194,931,925

Dividends and/or distributions reinvested:
Initial Class	—	42,906,138
Service Class	—	9,474,466

	—	52,380,604

Cost of shares redeemed:
Initial Class	(34,803,929)	(60,309,269)
Service Class	(8,719,526)	(17,849,428)

	(43,523,455)	(78,158,697)

Net increase (decrease) in net assets resulting from capital share transactions	(33,776,316)	192,285,035

Net increase (decrease) in net assets	76,666,002	120,884,204

Net assets:
Beginning of period/year	749,704,406	628,820,202

End of period/year	$826,370,408	$749,704,406

Undistributed (distributions in excess of) net investment income (loss)	$1,231,075	$587,789

Capital share transactions - shares:
Shares issued:
Initial Class	169,835	446,587
Service Class	195,169	474,439

	365,004	921,026

Shares issued on fund acquisition:
Initial Class	—	7,608,062
Service Class	—	14,331

	—	7,622,393

Shares reinvested:
Initial Class	—	1,727,300
Service Class	—	396,090

	—	2,123,390

Shares redeemed:
Initial Class	(1,280,331)	(2,368,618)
Service Class	(330,722)	(731,235)

	(1,611,053)	(3,099,853)

Net increase (decrease) in shares outstanding:
Initial Class	(1,110,496)	7,413,331
Service Class	(135,553)	153,625

	(1,246,049)	7,566,956

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Janus Mid-Cap Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014		December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$25.23		$28.35		$35.49	$37.94		$28.05	$27.13

Investment operations:
Net investment income (loss) (A)	0.03		0.04	(B)	(0.25)	0.02		(0.02)	0.26
Net realized and unrealized gain (loss)	3.76		(0.66)		(1.61)	(0.00	)(C)	10.87	2.14

Total investment operations	3.79		(0.62)		(1.86)	0.02		10.85	2.40

Dividends and/or distributions to shareholders:
Net investment income	—		—		—	—		(0.27)	—
Net realized gains	—		(2.50)		(5.28)	(2.47)		(0.69)	(1.48)

Total dividends and/or distributions to shareholders	—		(2.50)		(5.28)	(2.47)		(0.96)	(1.48)

Net asset value, end of period/year	$29.02		$25.23		$28.35	$35.49		$37.94	$28.05

Total return (D)	15.02	%(E)	(2.04)%		(5.03)%	0.02%		39.14%	9.08%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$716,791		$651,050		$521,496	$768,562		$839,396	$643,715
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.84	%(F)	0.87%		0.87%	0.88%		0.88%	0.90%
Including waiver and/or reimbursement and recapture	0.84	%(F)	0.86	%(B)	0.87%	0.88%		0.88%	0.90%
Net investment income (loss) to average net assets	0.20	%(F)	0.17	%(B)	(0.76)%	0.05%		(0.05)%	0.92%
Portfolio turnover rate	10	%(E)	123%		21%	43%		49%	31%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Annualized.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014		December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$24.27		$27.44		$34.62	$37.16		$27.49	$26.69

Investment operations:
Net investment income (loss) (A)	(0.01)		(0.01	)(B)	(0.33)	(0.07)		(0.10)	0.19
Net realized and unrealized gain (loss)	3.63		(0.66)		(1.57)	(0.00	)(C)	10.66	2.09

Total investment operations	3.62		(0.67)		(1.90)	(0.07)		10.56	2.28

Dividends and/or distributions to shareholders:
Net investment income	—		—		—	—		(0.20)	—
Net realized gains	—		(2.50)		(5.28)	(2.47)		(0.69)	(1.48)

Total dividends and/or distributions to shareholders	—		(2.50)		(5.28)	(2.47)		(0.89)	(1.48)

Net asset value, end of period/year	$27.89		$24.27		$27.44	$34.62		$37.16	$27.49

Total return (D)	14.92	%(E)	(2.30)%		(5.26)%	(0.23)%		38.83%	8.78%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$109,579		$98,654		$107,324	$115,823		$118,292	$86,353
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.09	%(F)	1.12%		1.12%	1.13%		1.13%	1.15%
Including waiver and/or reimbursement and recapture	1.09	%(F)	1.11	%(B)	1.12%	1.13%		1.13%	1.15%
Net investment income (loss) to average net assets	(0.05	)%(F)	(0.04	)%(B)	(1.02)%	(0.20)%		(0.30)%	0.66%
Portfolio turnover rate	10	%(E)	123%		21%	43%		49%	31%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2017

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Janus Mid-Cap Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the period ended June 30, 2017, commissions recaptured are $5,037.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, ETF and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee under the supervision of the Portfolio’s Board. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at June 30, 2017, if any, are identified within the Schedule of Investments.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at June 30, 2017, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at June 30, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to each other as well as to other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of June 30, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2017.

Repurchase agreements at June 30, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of June 30, 2017.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$55,006,678	$—	$—	$—	$55,006,678
Total Borrowings	$55,006,678	$—	$—	$—	$55,006,678

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. RISK FACTOR

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Small and medium capitalization risk: Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions than large capitalization companies. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate, and may offer greater potential for losses.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

As of June 30, 2017, the percentage of Portfolio net assets owned by affiliated investors are as follows:

Portfolio	Value	Percentage of Net Assets
Transamerica Asset Allocation – Growth VP	$13,528,946	1.64%
Transamerica Asset Allocation – Moderate Growth VP	90,049,975	10.90
Transamerica Asset Allocation – Moderate VP	107,121,110	12.96
Total	$210,700,031	25.50%

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $500 million	0.805%
Over $500 million up to $1 billion	0.770%
Over $1 billion	0.750%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs including the investment management fee but excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	1.00%	May 1, 2018
Service Class	1.25%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	1.00%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees for all applicable share classes.

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the period ended June 30, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of June 30, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. For the period ended June 30, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the period ended June 30, 2017.

8. PRINCIPAL OWNERSHIP

As of June 30, 2017, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	4	85.69%	85.69%
Service Class	2	87.91%	66.09%

9. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 76,429,686	$ 118,982,488

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

11. NEW ACCOUNTING PRONOUNCEMENT

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

12. REORGANIZATION

Following the close of business on December 16, 2016, Transamerica Janus Mid-Cap Growth VP acquired all of the net assets of Transamerica Voya Mid Cap Opportunities VP pursuant to a Plan of Reorganization. Transamerica Janus Mid-Cap Growth VP is the accounting survivor. The purpose of the transaction was to achieve a more cohesive, focused, and streamlined fund complex. The

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

12. REORGANIZATION (continued)

acquisition was accomplished by a tax-free exchange of 7,622,393 shares of Transamerica Janus Mid-Cap Growth VP for 16,694,645 shares of Transamerica Voya Mid Cap Opportunities VP, Inc. outstanding on December 16, 2016. Transamerica Voya Mid Cap Opportunities VP’s net assets at that date, $194,931,925, including $19,366,026 unrealized appreciation, were combined with those of Transamerica Janus Mid-Cap Growth VP. The aggregate net assets of Transamerica Janus Mid-Cap Growth VP immediately before the acquisition were $566,414,224; the combined net assets of Transamerica Janus Mid-Cap Growth VP immediately after the acquisition were $761,346,149.

Shares issued to Transamerica Voya Mid Cap Opportunities VP shareholders are as follows:

Class	Shares	Amount
Initial	7,608,062	$194,579,225
Service	14,331	352,700

The exchange ratio of the reorganization for Transamerica Janus Mid-Cap Growth VP is as follows:

Class	Exchange Ratio (A)
Initial	0.46
Service	0.47

(A)	Calculated by dividing the Transamerica Janus Mid-Cap Growth VP shares issuable by the Transamerica Voya Mid Cap Opportunities VP shares outstanding on December 16, 2016.

13. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Janus Mid-Cap Growth VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 7-8, 2017, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica Janus Mid-Cap Growth VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and Janus Capital Management LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2018.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Services, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed continuation of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmark, in each case for various trailing periods ended December 31, 2016.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Janus Mid-Cap Growth VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Initial Class Shares of the Portfolio was below the median for its peer universe for the past 1-, 3-, 5- and 10-year periods. The Board also noted that the performance of Initial Class Shares of the Portfolio was below its benchmark for the past 1-, 3-, 5- and 10-year periods. The Board noted that the Portfolio’s sub-adviser had commenced subadvising the Portfolio on May 1, 2016 pursuant to its current investment objective and investment strategies.

Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee was in line with the median for its peer group and above the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Initial Class Shares of the Portfolio were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM had not made material changes to this methodology, which had been applied consistently for the Portfolio.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Janus Mid-Cap Growth VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through its undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio and that TAM believes that the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Portfolio. The Board also noted that the Sub-Adviser participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and the contract holders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Portfolio’s brokerage transactions.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Jennison Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2017, and held for the entire period until June 30, 2017.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Annualized Expense Ratio
Initial Class	$1,000.00	$1,173.90	$4.26	$1,020.90	$3.96	0.79%
Service Class	1,000.00	1,172.80	5.60	1,019.60	5.21	1.04

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2017

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	100.1%
Repurchase Agreement	0.7
Net Other Assets (Liabilities)	(0.8)
Total	100.0%

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Jennison Growth VP

SCHEDULE OF INVESTMENTS

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS - 100.1%
Aerospace & Defense - 1.6%
Boeing Co.	90,140	$ 17,825,185

Air Freight & Logistics - 1.5%
FedEx Corp.	77,637	16,872,849

Automobiles - 1.5%
Tesla, Inc. (A)	48,051	17,375,722

Banks - 1.6%
JPMorgan Chase & Co.	190,554	17,416,636

Beverages - 1.7%
Constellation Brands, Inc., Class A	32,130	6,224,545
Monster Beverage Corp. (A)	269,581	13,392,784

		19,617,329

Biotechnology - 6.3%
BioMarin Pharmaceutical, Inc. (A)	152,307	13,832,522
Celgene Corp. (A)	207,476	26,944,908
Regeneron Pharmaceuticals, Inc., Class A (A)	22,259	10,932,285
Shire PLC, Class B, ADR	52,455	8,669,238
Vertex Pharmaceuticals, Inc. (A)	77,379	9,971,832

		70,350,785

Capital Markets - 1.8%
Goldman Sachs Group, Inc.	91,297	20,258,804

Chemicals - 0.9%
Albemarle Corp.	99,587	10,510,412

Equity Real Estate Investment Trusts - 1.3%
Crown Castle International Corp.	141,685	14,194,003

Food & Staples Retailing - 1.3%
Costco Wholesale Corp.	87,960	14,067,443

Health Care Equipment & Supplies - 0.2%
Boston Scientific Corp. (A)	81,289	2,253,331

Health Care Providers & Services - 0.5%
UnitedHealth Group, Inc.	27,680	5,132,426

Hotels, Restaurants & Leisure - 3.5%
Marriott International, Inc., Class A	218,832	21,951,038
McDonald’s Corp.	111,915	17,140,901

		39,091,939

Internet & Direct Marketing Retail - 11.5%
Amazon.com, Inc. (A)	56,535	54,725,880
Expedia, Inc.	62,754	9,347,208
Netflix, Inc. (A)	241,657	36,105,972
Priceline Group, Inc. (A)	15,382	28,772,339

		128,951,399

Internet Software & Services - 16.6%
Alibaba Group Holding, Ltd., ADR (A)	318,997	44,946,678
Alphabet, Inc., Class A (A)	29,806	27,710,042
Alphabet, Inc., Class C (A)	30,473	27,691,729
Facebook, Inc., Class A (A)	337,795	51,000,289
Tencent Holdings, Ltd.	995,401	35,596,252

		186,944,990

IT Services - 7.1%
FleetCor Technologies, Inc. (A)	92,063	13,276,405
Mastercard, Inc., Class A	271,988	33,032,943
Visa, Inc., Class A	361,917	33,940,576

		80,249,924

	Shares	Value
COMMON STOCKS (continued)
Life Sciences Tools & Services - 1.0%
Illumina, Inc. (A)	65,100	$ 11,296,152

Machinery - 1.8%
Caterpillar, Inc.	53,750	5,775,975
Parker-Hannifin Corp.	93,524	14,947,006

		20,722,981

Media - 1.6%
Charter Communications, Inc., Class A (A)	54,073	18,214,490

Oil, Gas & Consumable Fuels - 1.1%
Concho Resources, Inc. (A)	101,324	12,313,906

Pharmaceuticals - 3.5%
Allergan PLC	79,430	19,308,638
Bristol-Myers Squibb Co.	365,951	20,390,790

		39,699,428

Semiconductors & Semiconductor Equipment - 6.1%
Broadcom, Ltd.	90,023	20,979,860
NVIDIA Corp.	190,349	27,516,852
QUALCOMM, Inc.	153,504	8,476,491
Texas Instruments, Inc.	155,554	11,966,769

		68,939,972

Software - 13.3%
Activision Blizzard, Inc.	380,629	21,912,811
Adobe Systems, Inc. (A)	187,930	26,580,819
Microsoft Corp.	604,283	41,653,227
Red Hat, Inc. (A)	127,045	12,164,559
salesforce.com, Inc. (A)	310,913	26,925,066
Splunk, Inc. (A)	136,394	7,759,455
Workday, Inc., Class A (A)	125,192	12,143,624

		149,139,561

Specialty Retail - 5.4%
Home Depot, Inc.	120,595	18,499,273
Industria de Diseno Textil SA	498,405	19,132,597
O’Reilly Automotive, Inc. (A)	57,150	12,500,991
Ulta Beauty, Inc. (A)	34,957	10,044,544

		60,177,405

Technology Hardware, Storage & Peripherals - 5.8%
Apple, Inc.	455,898	65,658,430

Textiles, Apparel & Luxury Goods - 1.6%
adidas AG	94,336	18,074,363

Total Common Stocks (Cost $873,352,202)		1,125,349,865

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Jennison Growth VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
REPURCHASE AGREEMENT - 0.7%

State Street Bank & Trust Co. 0.12% (B), dated 06/30/2017, to be repurchased at $8,217,673 on 07/03/2017. Collateralized by a U.S. Government Obligation, 1.13%, due 07/31/2021, and with a value of $8,383,446.

	$ 8,217,591	$ 8,217,591

Total Repurchase Agreement (Cost $8,217,591)		8,217,591

Total Investments (Cost $881,569,793) (C)		1,133,567,456
Net Other Assets (Liabilities) - (0.8)%		(9,045,896)

Net Assets - 100.0%		$ 1,124,521,560

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$1,052,546,653	$72,803,212	$—	$1,125,349,865
Repurchase Agreement	—	8,217,591	—	8,217,591

Total Investments	$1,052,546,653	$81,020,803	$—	$1,133,567,456

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Rate disclosed reflects the yield at June 30, 2017.
(C)	Aggregate cost for federal income tax purposes is $881,569,793. Aggregate gross unrealized appreciation and depreciation for all securities is $258,519,465 and $6,521,802, respectively. Net unrealized appreciation for tax purposes is $251,997,663.
(D)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended June 30, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Jennison Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2017

(unaudited)

Assets:
Investments, at value (cost $873,352,202)	$1,125,349,865
Repurchase agreement, at value (cost $8,217,591)	8,217,591
Receivables and other assets:
Shares of beneficial interest sold	22,052
Investments sold	3,863,439
Interest	27
Dividends	90,672
Tax reclaims	67,520
Net income from securities lending	16
Prepaid expenses	4,415

Total assets	1,137,615,597

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	121,586
Investments purchased	12,170,196
Investment management fees	703,134
Distribution and service fees	28,889
Transfer agent costs	3,536
Trustees, CCO and deferred compensation fees	3,162
Audit and tax fees	15,820
Custody fees	4,436
Legal fees	3,588
Printing and shareholder reports fees	29,571
Other	10,119

Total liabilities	13,094,037

Net assets	$1,124,521,560

Net assets consist of:
Capital stock ($0.01 par value)	$1,094,257
Additional paid-in capital	690,148,349
Undistributed (distributions in excess of) net investment income (loss)	866,321
Accumulated net realized gain (loss)	180,415,714
Net unrealized appreciation (depreciation) on:
Investments	251,997,663
Translation of assets and liabilities denominated in foreign currencies	(744)

Net assets	$1,124,521,560

Net assets by class:
Initial Class	$985,862,024
Service Class	138,659,536

Shares outstanding:
Initial Class	95,427,459
Service Class	13,998,233

Net asset value and offering price per share:
Initial Class	$10.33
Service Class	9.91

STATEMENT OF OPERATIONS

For the period ended June 30, 2017

(unaudited)

Investment Income:
Dividend income	$5,252,475
Interest income	4,499
Net income (loss) from securities lending	7,715
Withholding taxes on foreign income	(63,821)

Total investment income	5,200,868

Expenses:
Investment management fees	4,036,615
Distribution and service fees:
Service Class	158,066
Transfer agent costs	7,271
Trustees, CCO and deferred compensation fees	12,431
Audit and tax fees	16,702
Custody fees	69,184
Legal fees	25,906
Printing and shareholder reports fees	13,534
Other	13,107

Total expenses	4,352,816

Net investment income (loss)	848,052

Net realized gain (loss) on:
Investments	65,100,666
Foreign currency transactions	(158)

Net realized gain (loss)	65,100,508

Net change in unrealized appreciation (depreciation) on:
Investments	102,692,645
Translation of assets and liabilities denominated in foreign currencies	2,730

Net change in unrealized appreciation (depreciation)	102,695,375

Net realized and change in unrealized gain (loss)	167,795,883

Net increase (decrease) in net assets resulting from operations	$168,643,935

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Jennison Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2017 (unaudited)	December 31, 2016
From operations:
Net investment income (loss)	$848,052	$(54,050)
Net realized gain (loss)	65,100,508	116,363,780
Net change in unrealized appreciation (depreciation)	102,695,375	(143,639,035)

Net increase (decrease) in net assets resulting from operations	168,643,935	(27,329,305)

Dividends and/or distributions to shareholders:
Net realized gains:
Initial Class	—	(158,435,404)
Service Class	—	(20,545,031)

Total dividends and/or distributions from net realized gains	—	(178,980,435)

Capital share transactions:
Proceeds from shares sold:
Initial Class	4,788,664	265,851,074
Service Class	14,435,199	16,901,422

	19,223,863	282,752,496

Dividends and/or distributions reinvested:
Initial Class	—	158,435,404
Service Class	—	20,545,031

	—	178,980,435

Cost of shares redeemed:
Initial Class	(40,451,624)	(270,972,535)
Service Class	(7,483,512)	(27,232,820)

	(47,935,136)	(298,205,355)

Net increase (decrease) in net assets resulting from capital share transactions	(28,711,273)	163,527,576

Net increase (decrease) in net assets	139,932,662	(42,782,164)

Net assets:
Beginning of period/year	984,588,898	1,027,371,062

End of period/year	$1,124,521,560	$984,588,898

Undistributed (distributions in excess of) net investment income (loss)	$866,321	$18,269

Capital share transactions - shares:
Shares issued:
Initial Class	479,989	25,768,353
Service Class	1,536,690	1,803,106

	2,016,679	27,571,459

Shares reinvested:
Initial Class	—	17,741,926
Service Class	—	2,394,526

	—	20,136,452

Shares redeemed:
Initial Class	(4,202,073)	(27,872,180)
Service Class	(794,839)	(2,890,484)

	(4,996,912)	(30,762,664)

Net increase (decrease) in shares outstanding:
Initial Class	(3,722,084)	15,638,099
Service Class	741,851	1,307,148

	(2,980,233)	16,945,247

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Jennison Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015		December 31, 2014		December 31, 2013		December 31, 2012
Net asset value, beginning of period/year	$8.80		$10.80		$10.54		$10.71		$8.44		$7.84

Investment operations:
Net investment income (loss) (A)	0.01		0.00	(B)(C)	(0.00	)(B)	(0.00	)(B)	0.00	(B)	0.02
Net realized and unrealized gain (loss)	1.52		(0.15)		1.14		1.04		3.05		1.20

Total investment operations	1.53		(0.15)		1.14		1.04		3.05		1.22

Dividends and/or distributions to shareholders:
Net investment income	—		—		—		—		(0.03)		(0.00	)(B)
Net realized gains	—		(1.85)		(0.88)		(1.21)		(0.75)		(0.62)

Total dividends and/or distributions to shareholders	—		(1.85)		(0.88)		(1.21)		(0.78)		(0.62)

Net asset value, end of period/year	$10.33		$8.80		$10.80		$10.54		$10.71		$8.44

Total return (D)	17.39	%(E)	(1.65)%		11.40%		9.96%		37.70%		15.77%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$985,862		$872,589		$902,263		$1,049,200		$980,059		$853,011
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.79	%(F)	0.80%		0.77%		0.79%		0.80%		0.80%
Including waiver and/or reimbursement and recapture	0.79	%(F)	0.79	%(C)	0.77%		0.79	%(G)	0.80	%(G)	0.80%
Net investment income (loss) to average net assets	0.19	%(F)	0.03	%(C)	(0.02)%		(0.02)%		0.02%		0.26%
Portfolio turnover rate	30	%(E)	60%		32%		36%		41%		59%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Annualized.
(G)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the period and years indicated:

Service Class
June 30, 2017 (unaudited)	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$8.45	$10.47	$10.27	$10.48	$8.28	$7.72

Investment operations:
Net investment income (loss) (A)	0.00	(B)	(0.02	)(C)	(0.03)	(0.03)	(0.02)	0.00	(B)
Net realized and unrealized gain (loss)	1.46	(0.15)	1.11	1.03	2.98	1.18

Total investment operations	1.46	(0.17)	1.08	1.00	2.96	1.18

Dividends and/or distributions to shareholders:
Net investment income	—	—	—	—	(0.01)	—
Net realized gains	—	(1.85)	(0.88)	(1.21)	(0.75)	(0.62)

Total dividends and/or distributions to shareholders	—	(1.85)	(0.88)	(1.21)	(0.76)	(0.62)

Net asset value, end of period/year	$9.91	$8.45	$10.47	$10.27	$10.48	$8.28

Total return (D)	17.28	%(E)	(1.90)%	11.11%	9.79%	37.30%	15.41%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$138,660	$112,000	$125,108	$89,936	$73,806	$51,067
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.04	%(F)	1.05%	1.02%	1.04%	1.05%	1.05%
Including waiver and/or reimbursement and recapture	1.04	%(F)	1.04	%(C)	1.02%	1.04	%(G)	1.05	%(G)	1.05%
Net investment income (loss) to average net assets	(0.05	)%(F)	(0.23	)%(C)	(0.28)%	(0.27)%	(0.24)%	0.02%
Portfolio turnover rate	30	%(E)	60%	32%	36%	41%	59%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Annualized.
(G)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Jennison Growth VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2017

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Jennison Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Jennison Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the period ended June 30, 2017, commissions recaptured are $29,516.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Jennison Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Jennison Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, ETF and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at June 30, 2017, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to each other as well as to other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of June 30, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2017.

Repurchase agreements at June 30, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Jennison Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. RISK FACTOR

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Growth risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

As of June 30, 2017, the percentage of Portfolio net assets owned by affiliated investors are as follows:

Portfolio	Value	Percentage of Net Assets
Transamerica Asset Allocation – Conservative VP	$35,167,339	3.13%
Transamerica Asset Allocation – Growth VP	85,478,083	7.60
Transamerica Asset Allocation – Moderate Growth VP	252,273,428	22.43
Transamerica Asset Allocation – Moderate VP	264,636,056	23.53
Transamerica BlackRock Tactical Allocation VP	83,844,214	7.46
Transamerica International Moderate Growth VP	24,487,052	2.18
Total	$745,886,172	66.33%

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $250 million	0.83%
Over $250 million up to $500 million	0.78%
Over $500 million up to $1 billion	0.73%
Over $1 billion	0.63%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs including the investment management fee but excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Jennison Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.89%	May 1, 2018
Service Class	1.14%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.89%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees for all applicable share classes.

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the period ended June 30, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of June 30, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. For the period ended June 30, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Jennison Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the period ended June 30, 2017.

8. PRINCIPAL OWNERSHIP

As of June 30, 2017, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	3	71.24%	71.24%
Service Class	2	93.90%	93.90%

9. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 323,420,868	$ 346,801,731

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

11. NEW ACCOUNTING PRONOUNCEMENT

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Jennison Growth VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 7-8, 2017, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica Jennison Growth VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and Jennison Associates LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2018.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Services, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed continuation of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmark, in each case for various trailing periods ended December 31, 2016.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Jennison Growth VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Initial Class Shares of the Portfolio was above the median for its peer universe for the past 10-year period, in line with the median for the past 3- and 5-year periods and below the median for the past 1-year period. The Board also noted that the performance of Initial Class Shares of the Portfolio was below its benchmark for the past 1-, 3-, 5- and 10-year periods. The Trustees observed that the performance of the Portfolio had improved during the first quarter of 2017.

Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Initial Class Shares of the Portfolio were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM had not made material changes to this methodology, which had been applied consistently for the Portfolio.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Jennison Growth VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through its undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio and that TAM believes that the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Portfolio. The Board also noted that the Sub-Adviser participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and the contract holders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Portfolio’s brokerage transactions.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Core Bond VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2017, and held for the entire period until June 30, 2017.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Annualized Expense Ratio
Initial Class	$1,000.00	$1,023.30	$2.61	$1,022.20	$2.61	0.52%
Service Class	1,000.00	1,022.60	3.86	1,021.00	3.86	0.77

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2017

(unaudited)

Portfolio Characteristics	Years
Average Maturity §	6.98
Duration †	5.46

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	54.8%
AAA	6.9
AA	5.2
A	9.0
BBB	17.7
BB	0.1
B	0.0 *
CCC and Below	0.0 *
Not Rated	6.6
Net Other Assets (Liabilities)	(0.3)
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS

At June 30, 2017

(unaudited)

	Principal	Value
ASSET-BACKED SECURITIES - 11.9%
Academic Loan Funding Trust Series 2012-1A, Class A1, 2.02% (A), 12/27/2022 (B)	$ 42,789	$ 42,865
Ally Auto Receivables Trust
Series 2013-2, Class A4,
1.24%, 11/15/2018	21,379	21,378
Series 2016-2, Class A4,
1.60%, 01/15/2021	250,000	248,860
Ally Master Owner Trust Series 2015-3, Class A, 1.63%, 05/15/2020	500,000	500,069
American Credit Acceptance Receivables Trust
Series 2016-3, Class A,
1.70%, 11/12/2020 (B)	148,638	148,429
Series 2016-3, Class C,
4.26%, 08/12/2022 (B)	289,000	293,912
Series 2016-4, Class C,
2.91%, 02/13/2023 (B)	304,000	305,231
American Homes 4 Rent Trust
Series 2014-SFR2, Class A,
3.79%, 10/17/2036 (B)	477,444	498,872
Series 2014-SFR2, Class E,
6.23%, 10/17/2036 (B)	150,000	166,337
Series 2014-SFR3, Class E,
6.42%, 12/17/2036 (B)	175,000	196,376
Series 2015-SFR1, Class A,
3.47%, 04/17/2052 (B)	912,701	941,509
Series 2015-SFR1, Class D,
4.41%, 04/17/2052 (B)	1,200,000	1,228,255
Series 2015-SFR1, Class E,
5.64%, 04/17/2052 (B)	292,500	314,293
Series 2015-SFR2, Class D,
5.04%, 10/17/2045 (B)	700,000	746,794
Series 2015-SFR2, Class E,
6.07%, 10/17/2045 (B)	430,000	475,635
American Tower Trust #1
Series 2013-1A, Class 1A,
1.55%, 03/15/2043 (B)	363,000	362,261
Series 2013-2A, Class 2A,
3.07%, 03/15/2048 (B)	350,000	352,670
AmeriCredit Automobile Receivables Trust
Series 2016-4, Class B,
1.83%, 12/08/2021	500,000	495,776
Series 2017-1, Class B,
2.30%, 02/18/2022	269,000	269,330
Series 2017-1, Class C,
2.71%, 08/18/2022	144,000	144,761
Series 2017-1, Class D,
3.13%, 01/18/2023	323,000	324,274
Anchor Assets IX LLC Series 2016-1, Class A, 5.13%, 02/15/2020 (B) (C)	1,500,000	1,500,000
AXIS Equipment Finance Receivables III LLC Series 2015-1A, Class A2, 1.90%, 03/20/2020 (B)	100,826	100,759
AXIS Equipment Finance Receivables IV LLC Series 2016-1A, Class A, 2.21%, 11/20/2021 (B)	347,601	346,160

	Principal	Value
ASSET-BACKED SECURITIES (continued)
B2R Mortgage Trust
Series 2015-1, Class A1,
2.52%, 05/15/2048 (B)	$ 197,261	$ 195,877
Series 2015-2, Class A,
3.34%, 11/15/2048 (B)	1,051,445	1,064,416
Series 2016-1, Class A,
2.57%, 06/15/2049 (B)	680,758	676,465
Banc of America Funding Corp. Series 2012-R6, Class 1A1, 3.00%, 10/26/2039 (B) (C)	87,607	86,330
Bank of The West Auto Trust
Series 2014-1, Class A4,
1.65%, 03/16/2020 (B)	400,000	400,218
Series 2015-1, Class A4,
1.66%, 09/15/2020 (B)	100,000	99,935
BCC Funding Corp. X Series 2015-1, Class A2, 2.22%, 10/20/2020 (B)	172,413	172,235
BCC Funding XIII LLC Series 2016-1, Class A2, 2.20%, 12/20/2021 (B)	510,826	510,692
BMW Vehicle Lease Trust Series 2015-2, Class A4, 1.55%, 02/20/2019	60,000	60,016
BMW Vehicle Owner Trust Series 2014-A, Class A3, 0.97%, 11/26/2018	26,457	26,446
BXG Receivables Note Trust Series 2012-A, Class A, 2.66%, 12/02/2027 (B)	45,756	45,285
Cabela’s Credit Card Master Note Trust
Series 2015-1A, Class A1,
2.26%, 03/15/2023	600,000	603,291
Series 2016-1, Class A1,
1.78%, 06/15/2022	300,000	299,517
California Republic Auto Receivables Trust Series 2015-1, Class A3, 1.33%, 04/15/2019	55,816	55,809
CAM Mortgage Trust Series 2017-1, Class A1, 3.22% (A), 08/01/2057 (B)	445,353	445,654
Camillo Trust Series 2016-SFR1, 5.00%, 12/05/2023 (C)	1,112,152	1,109,720
Capital Auto Receivables Asset Trust Series 2016-2, Class A2A, 1.32%, 01/22/2019	174,083	174,006
Capital One Multi-Asset Execution Trust
Series 2014-A3, Class A3,
1.54% (A), 01/18/2022	500,000	502,142
Series 2015-A7, Class A7,
1.45%, 08/16/2021	180,000	179,638
Series 2016-A4, Class A4,
1.33%, 06/15/2022	200,000	198,302
Series 2016-A6, Class A6,
1.82%, 09/15/2022	350,000	350,116
CarFinance Capital Auto Trust
Series 2014-1A, Class B,
2.72%, 04/15/2020 (B)	60,889	61,095

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
ASSET-BACKED SECURITIES (continued)
CarFinance Capital Auto Trust (continued)
Series 2014-2A, Class A,
1.44%, 11/16/2020 (B)	$ 137,882	$ 137,742
Series 2015-1A, Class A,
1.75%, 06/15/2021 (B)	61,819	61,813
Carlyle Global Market Strategies Commodities Funding, Ltd. Series 2014-1A, Class A, 3.06% (A), 10/15/2021 (B) (D) (E)	174,044	83,541
CarMax Auto Owner Trust
Series 2013-4, Class A4,
1.28%, 05/15/2019	56,347	56,308
Series 2014-2, Class A3,
0.98%, 01/15/2019	116,238	116,145
Series 2014-4, Class A4,
1.81%, 07/15/2020	260,000	260,420
Series 2015-1, Class A4,
1.83%, 07/15/2020	180,000	180,254
Series 2016-2, Class A3,
1.52%, 02/16/2021	100,000	99,797
Series 2016-4, Class A4,
1.60%, 06/15/2022	200,000	197,409
CarNow Auto Receivables Trust
Series 2016-1A, Class A,
2.26%, 05/15/2019 (B)	563,683	564,009
Series 2016-1A, Class B,
3.49%, 02/15/2021 (B)	482,000	484,061
Chase Funding Loan Acquisition Trust Series 2003-C2, Class 1A, 4.75%, 12/25/2019	26,501	26,610
Chase Funding Trust Series 2003-6, Class 1A7, 4.28% (A), 11/25/2034	53,701	54,866
Chase Issuance Trust
Series 2016-A2, Class A,
1.37%, 06/15/2021	200,000	198,711
Series 2016-A5, Class A5,
1.27%, 07/15/2021	150,000	148,628
Chrysler Capital Auto Receivables Trust Series 2014-BA, Class A4, 1.76%, 12/16/2019 (B)	200,000	200,039
Citi Held For Asset Issuance
Series 2016-MF1, Class A,
4.48%, 08/15/2022 (B)	209,842	212,504
Series 2016-MF1, Class B,
6.64%, 08/15/2022 (B)	650,000	677,665
Series 2016-PM1, Class A,
4.65%, 04/15/2025 (B)	149,690	151,322
Citibank Credit Card Issuance Trust Series 2014-A6, Class A6, 2.15%, 07/15/2021	130,000	131,057
CNH Equipment Trust Series 2015-B, Class A4, 1.89%, 04/15/2022	190,000	190,409
Colony American Finance, Ltd. Series 2016-2, Class A, 2.55%, 11/15/2048 (B)	323,689	317,179
Continental Credit Card Series 2016-1A, Class A, 4.56%, 01/15/2023 (B)	485,066	485,017

	Principal	Value
ASSET-BACKED SECURITIES (continued)
CPS Auto Receivables Trust
Series 2013-A, Class A,
1.31%, 06/15/2020 (B)	$ 22,336	$ 22,282
Series 2014-C, Class A,
1.31%, 02/15/2019 (B)	22,184	22,181
Series 2014-C, Class C,
3.77%, 08/17/2020 (B)	100,000	101,705
Series 2014-D, Class A,
1.49%, 04/15/2019 (B)	47,781	47,770
Series 2014-D, Class C,
4.35%, 11/16/2020 (B)	100,000	102,246
Series 2015-A, Class A,
1.53%, 07/15/2019 (B)	89,147	89,102
Series 2015-B, Class A,
1.65%, 11/15/2019 (B)	165,370	165,443
Series 2015-C, Class D,
4.63%, 08/16/2021 (B)	344,000	350,980
Series 2016-A, Class A,
2.25%, 10/15/2019 (B)	142,170	142,463
Series 2016-B, Class A,
2.07%, 11/15/2019 (B)	94,207	94,325
Series 2016-C, Class C,
3.27%, 06/15/2022 (B)	700,000	705,871
Credit Acceptance Auto Loan Trust
Series 2014-2A, Class A,
1.88%, 03/15/2022 (B)	127,522	127,542
Series 2015-2A, Class A,
2.40%, 02/15/2023 (B)	524,000	525,954
Series 2017-1A, Class A,
2.56%, 10/15/2025 (B)	410,000	411,244
Series 2017-1A, Class B,
3.04%, 12/15/2025 (B)	250,000	250,533
Series 2017-1A, Class C,
3.48%, 02/17/2026 (B)	250,000	252,000
Discover Card Execution Note Trust
Series 2012-A6, Class A6,
1.67%, 01/18/2022	220,000	219,707
Series 2014-A1, Class A1,
1.59% (A), 07/15/2021	510,000	512,334
Series 2014-A4, Class A4,
2.12%, 12/15/2021	200,000	201,483
Series 2015-A3, Class A,
1.45%, 03/15/2021	140,000	139,710
Drive Auto Receivables Trust
Series 2015-AA, Class D,
4.12%, 07/15/2022 (B)	294,000	297,769
Series 2015-BA, Class D,
3.84%, 07/15/2021 (B)	400,000	406,031
Series 2015-DA, Class D,
4.59%, 01/17/2023 (B)	286,000	295,713
Series 2016-BA, Class B,
2.56%, 06/15/2020 (B)	191,000	191,626
Series 2016-CA, Class D,
4.18%, 03/15/2024 (B)	648,000	661,684
Series 2017-AA, Class B,
2.51%, 01/15/2021 (B)	176,000	176,661
Series 2017-AA, Class C,
2.98%, 01/18/2022 (B)	279,000	281,027
Series 2017-AA, Class D,
4.16%, 05/15/2024 (B)	372,000	378,240

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
ASSET-BACKED SECURITIES (continued)
DT Auto Owner Trust
Series 2016-2A, Class A,
1.73%, 08/15/2019 (B)	$ 72,040	$ 72,042
Series 2016-3A, Class A,
1.75%, 11/15/2019 (B)	216,281	216,359
Series 2016-3A, Class B,
2.65%, 07/15/2020 (B)	400,000	401,743
Series 2016-4A, Class B,
2.02%, 08/17/2020 (B)	193,000	192,709
Series 2016-4A, Class D,
3.77%, 10/17/2022 (B)	331,800	334,127
Series 2017-1A, Class D,
3.55%, 11/15/2022 (B)	339,000	339,727
Series 2017-2A, Class C,
3.03%, 01/17/2023 (B)	625,000	625,395
Engs Commercial Finance Trust Series 2016-1A, Class A2, 2.63%, 02/22/2022 (B)	262,716	262,326
Exeter Automobile Receivables Trust
Series 2015-2A, Class A,
1.54%, 11/15/2019 (B)	30,205	30,193
Series 2016-1A, Class A,
2.35%, 07/15/2020 (B)	85,866	85,983
Series 2016-1A, Class C,
5.52%, 10/15/2021 (B)	445,000	463,714
Series 2016-2A, Class A,
2.21%, 07/15/2020 (B)	270,714	270,864
Series 2016-3A, Class A,
1.84%, 11/16/2020 (B)	708,180	706,528
Series 2016-3A, Class B,
2.84%, 08/16/2021 (B)	244,000	244,949
Series 2017-1A, Class C,
3.95%, 12/15/2022 (B)	180,000	182,134
Fifth Third Auto Trust Series 2014-3, Class A3, 0.96%, 03/15/2019	22,423	22,403
First Investors Auto Owner Trust
Series 2014-3A, Class A3,
1.67%, 11/16/2020 (B)	156,592	156,613
Series 2015-2A, Class A1,
1.59%, 12/16/2019 (B)	53,953	53,951
Series 2016-1A, Class A1,
1.92%, 05/15/2020 (B)	121,232	121,319
Series 2016-2A, Class A1,
1.53%, 11/16/2020 (B)	213,020	212,662
FirstKey Lending Trust
Series 2015-SFR1, Class A,
2.55%, 03/09/2047 (B)	758,430	758,229
Series 2015-SFR1, Class B,
3.42%, 03/09/2047 (B)	240,000	240,881
Flagship Credit Auto Trust
Series 2014-2, Class A,
1.43%, 12/16/2019 (B)	33,337	33,339
Series 2014-2, Class B,
2.84%, 11/16/2020 (B)	134,000	134,867
Series 2014-2, Class C,
3.95%, 12/15/2020 (B)	66,000	66,724
Series 2015-1, Class A,
1.63%, 06/15/2020 (B)	129,139	129,096

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Flagship Credit Auto Trust (continued)
Series 2015-3, Class A,
2.38%, 10/15/2020 (B)	$ 384,303	$ 384,768
Series 2015-3, Class B,
3.68%, 03/15/2022 (B)	189,000	192,092
Series 2015-3, Class C,
4.65%, 03/15/2022 (B)	126,000	129,643
Series 2016-1, Class A,
2.77%, 12/15/2020 (B)	268,590	270,663
Series 2016-1, Class C,
6.22%, 06/15/2022 (B)	600,000	641,847
Series 2016-4, Class C,
2.71%, 11/15/2022 (B)	423,000	420,246
Ford Credit Auto Owner Trust
Series 2014-B, Class A3,
0.90%, 10/15/2018	14,490	14,486
Series 2014-C, Class A3,
1.06%, 05/15/2019	197,049	196,835
Series 2015-A, Class A3,
1.28%, 09/15/2019	102,624	102,551
GCAT Series 2015-2, Class A1, 3.75% (A), 07/25/2020 (B)	234,494	234,986
GLC Trust Series 2014-A, Class A, 3.00%, 07/15/2021 (B)	37,823	37,350
GLS Auto Receivables Trust
Series 2015-1A, Class A,
2.25%, 12/15/2020 (B)	116,181	116,091
Series 2016-1A, Class A,
2.73%, 10/15/2020 (B)	254,175	254,176
Series 2016-1A, Class B,
4.39%, 01/15/2021 (B)	180,000	180,519
GM Financial Automobile Leasing Trust
Series 2015-1, Class A3,
1.53%, 09/20/2018	129,525	129,562
Series 2015-3, Class A4,
1.81%, 11/20/2019	130,000	130,161
Series 2016-2, Class A4,
1.76%, 03/20/2020	150,000	149,840
GO Financial Auto Securitization Trust
Series 2015-2, Class A,
3.27%, 11/15/2018 (B)	25,007	25,011
Series 2015-2, Class B,
4.80%, 08/17/2020 (B)	348,000	350,608
Gold Key Resorts LLC Series 2014-A, Class A, 3.22%, 03/17/2031 (B)	174,296	174,821
Goodgreen Trust Series 2017-1A, Class A, 3.74%, 10/15/2052 (B)	245,234	248,103
Green Tree Agency Advance Funding Trust I
Series 2016-T1, Class AT1,
2.38%, 10/15/2048 (B)	215,000	214,110
Series 2016-T1, Class BT1,
3.12%, 10/15/2048 (B)	333,000	330,945
GSAMP Trust Series 2005-SEA2, Class A1, 1.57% (A), 01/25/2045 (B)	24,212	24,128

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Harley-Davidson Motorcycle Trust
Series 2014-1, Class A4,
1.55%, 10/15/2021	$ 410,000	$ 409,909
Series 2015-1, Class A4,
1.67%, 08/15/2022	300,000	300,095
HERO Funding Trust Series 2017-1A, Class A2, 4.46%, 09/20/2047 (B)	903,181	931,361
Hilton Grand Vacations Trust Series 2017-AA, Class A, 2.66%, 12/26/2028 (B)	365,981	366,141
Honda Auto Receivables Owner Trust Series 2014-2, Class A3, 0.77%, 03/19/2018	2,825	2,825
Hyundai Auto Lease Securitization Trust
Series 2016-B, Class A4,
1.68%, 04/15/2020 (B)	200,000	199,852
Series 2016-C, Class A4,
1.65%, 07/15/2020 (B)	100,000	99,728
Hyundai Auto Receivables Trust
Series 2014-B, Class A3,
0.90%, 12/17/2018	103,359	103,320
Series 2015-A, Class A4,
1.37%, 07/15/2020	180,000	179,608
Series 2015-B, Class A3,
1.12%, 11/15/2019	97,165	96,977
Kabbage Asset Securitization LLC Series 2017-1, Class A, 4.57%, 03/15/2022 (B)	2,230,000	2,281,275
KGS-Alpha SBA COOF Trust, Interest Only STRIPS
Series 2012-2, Class A,
0.80% (A), 08/25/2038 (B)	1,336,349	29,318
Series 2013-2, Class A,
1.67% (A), 03/25/2039 (B)	1,128,657	48,185
Series 2014-2, Class A,
3.39% (A), 04/25/2040 (B)	566,688	46,777
LendingClub Issuance Trust
Series 2016-NP1, Class A,
3.75%, 06/15/2022 (B)	172,604	173,637
Series 2016-NP2, Class A,
3.00%, 01/17/2023 (B)	138,092	138,523
Lendmark Funding Trust Series 2016-A, Class A, 4.82%, 08/21/2023 (B)	445,000	456,286
LV Tower 52 Series 2013-1, Class A, 5.75%, 02/15/2023 (B) (C)	1,118,292	1,123,883
Mariner Finance Issuance Trust Series 2017-AA, Class A, 3.62%, 02/20/2029 (B)	560,000	564,340
Marlette Funding Trust
Series 2016-1A, Class A,
3.06%, 01/17/2023 (B)	341,726	343,261
Series 2017-1A, Class A,
2.83%, 03/15/2024 (B)	1,029,252	1,032,949
Mercedes-Benz Auto Lease Trust Series 2016-B, Class A4, 1.52%, 06/15/2022	300,000	299,243

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Mercedes-Benz Auto Receivables Trust Series 2015-1, Class A4, 1.75%, 12/15/2021	$ 140,000	$ 140,140
Murray Hill Marketplace Trust Series 2016-LC1, Class A, 4.19%, 11/25/2022 (B)	431,143	435,011
Nationstar HECM Loan Trust
Series 2015-2A, Class A,
2.88%, 11/25/2025 (B)	53,947	53,964
Series 2015-2A, Class M1,
4.11%, 11/25/2025 (B)	395,000	395,126
Series 2016-1A, Class M1,
4.36% (A), 02/25/2026 (B)	365,000	365,117
Series 2016-2A, Class A,
2.24% (A), 06/25/2026 (B)	113,120	114,396
Series 2016-3A, Class A,
2.01%, 08/25/2026 (B)	232,360	234,780
Series 2017-1A, Class M1,
2.94%, 05/25/2027 (B)	105,000	104,841
New Residential Advanced Receivables Trust Series 2016-T2, Class AT2, 2.58%, 10/15/2049 (B)	535,000	531,529
Series 2016-T2, Class CT2,
3.51%, 10/15/2049 (B)	375,000	375,599
Nissan Auto Lease Trust
Series 2016-A, Class A4,
1.65%, 10/15/2021	150,000	149,975
Series 2016-B, Class A4,
1.61%, 01/18/2022	100,000	99,777
NRPL Trust Series 2015-2A, Class A1, 3.75% (A), 10/25/2057 (B)	475,422	475,890
NRZ Advance Receivables Trust Series 2016-T1, Class AT1, 2.75%, 06/15/2049 (B)	219,500	217,778
Ocwen Master Advance Receivables Trust
Series 2015-T3, Class AT3,
3.21%, 11/15/2047 (B)	954,000	951,750
Series 2015-T3, Class BT3,
3.70%, 11/15/2047 (B)	229,000	229,000
Series 2015-T3, Class DT3,
4.69%, 11/15/2047 (B)	400,000	400,236
Series 2016-T1, Class AT1,
2.52%, 08/17/2048 (B)	1,254,000	1,248,214
Series 2016-T1, Class BT1,
3.06%, 08/17/2048 (B)	490,743	490,714
Series 2016-T1, Class CT1,
3.61%, 08/17/2048 (B)	441,350	433,723
Series 2016-T1, Class DT1,
4.25%, 08/17/2048 (B)	473,684	467,070
OnDeck Asset Securitization Trust II LLC
Series 2016-1A, Class A,
4.21%, 05/17/2020 (B)	422,000	422,736
Series 2016-1A, Class B,
7.63%, 05/17/2020 (B)	117,000	118,024
OneMain Direct Auto Receivables Trust Series 2016-1A, Class A, 2.04%, 01/15/2021 (B)	234,378	234,640

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
ASSET-BACKED SECURITIES (continued)
OneMain Financial Issuance Trust
Series 2014-2A, Class A,
2.47%, 09/18/2024 (B)	$ 323,452	$ 323,873
Series 2014-2A, Class B,
3.02%, 09/18/2024 (B)	380,000	381,513
Series 2015-1A, Class A,
3.19%, 03/18/2026 (B)	691,000	697,888
Series 2015-2A, Class A,
2.57%, 07/18/2025 (B)	998,530	999,656
Series 2015-2A, Class B,
3.10%, 07/18/2025 (B)	279,000	278,337
Series 2016-1A, Class A,
3.66%, 02/20/2029 (B)	560,000	573,101
Oportun Funding II LLC Series 2016-A, Class A, 4.70%, 03/08/2021 (B)	629,000	640,732
Oportun Funding III LLC Series 2016-B, Class A, 3.69%, 07/08/2021 (B)	571,000	576,461
Oportun Funding IV LLC Series 2016-C, Class B, 4.85%, 11/08/2021 (B)	254,568	259,682
Oportun Funding VI LLC Series 2017-A, Class A, 3.23%, 06/08/2023 (B)	405,000	407,144
PFS Tax Lien Trust Series 2014-1, Class NOTE, 1.44%, 05/15/2029 (B)	17,062	16,931
Porsche Innovative Lease Owner Trust Series 2015-1, Class A4, 1.43%, 05/21/2021 (B)	110,000	109,977
Progreso Receivables Funding IV LLC Series 2015-B, Class A, 3.00%, 07/28/2020 (B)	250,000	250,952
Progress Residential Trust
Series 2015-SFR2, Class A,
2.74%, 06/12/2032 (B)	1,390,471	1,397,642
Series 2015-SFR2, Class B,
3.14%, 06/12/2032 (B)	327,000	327,289
Series 2015-SFR3, Class A,
3.07%, 11/12/2032 (B)	1,744,999	1,771,024
Series 2015-SFR3, Class D,
4.67%, 11/12/2032 (B)	300,000	310,606
Series 2015-SFR3, Class E,
5.66%, 11/12/2032 (B)	200,000	209,427
Series 2016-SFR1, Class E,
5.06% (A), 09/17/2033 (B)	310,000	323,524
Prosper Marketplace Issuance Trust Series 2017-1A, Class A, 2.56%, 06/15/2023 (B)	609,000	610,340
Purchasing Power Funding LLC
Series 2015-A, Class A2,
4.75%, 12/15/2019 (B)	650,000	652,235
Series 2016-A, Class NT,
5.50%, 02/27/2019 (C)	414,547	414,547
RAMP Trust Series 2006-RZ1, Class A3, 1.52% (A), 03/25/2036	7,034	7,032

	Principal	Value
ASSET-BACKED SECURITIES (continued)
RBSHD Trust Series 2013-1A, Class A, 7.69% (A), 10/25/2047 (B) (C)	$ 132,386	$ 132,400
Renew Series 2017-1A, Class A, 3.67%, 09/20/2052 (B)	359,969	358,848
Rice Park Financing Trust Series 2016-A, Class A, 4.63%, 10/31/2041 (B) (C)	1,453,860	1,453,860
Santander Drive Auto Receivables Trust Series 2016-2, Class A3, 1.56%, 05/15/2020	337,000	336,938
Saxon Asset Securities Trust Series 2003-1, Class AF6, 4.80% (A), 06/25/2033	11,675	11,767
Securitized Asset-Backed Receivables LLC Trust Series 2006-CB1, Class AF2, 3.44% (A), 01/25/2036	22,978	18,210
Sierra Auto Receivables Securitization Trust Series 2016-1A, Class A, 2.85%, 01/18/2022 (B)	90,031	90,074
Skopos Auto Receivables Trust Series 2015-2A, Class A, 3.55%, 02/15/2020 (B)	26,587	26,602
SoFi Consumer Loan Program LLC Series 2016-2A, Class A, 3.09%, 10/27/2025 (B)	312,340	314,940
SpringCastle America Funding LLC Series 2016-AA, Class A, 3.05%, 04/25/2029 (B)	611,755	615,358
Springleaf Funding Trust Series 2015-AA, Class A, 3.16%, 11/15/2024 (B)	769,000	775,955
Synchrony Credit Card Master Note Trust
Series 2015-2, Class A,
1.60%, 04/15/2021	130,000	130,022
Series 2016-1, Class A,
2.04%, 03/15/2022	200,000	200,853
Toyota Auto Receivables Owner Trust
Series 2014-C, Class A3,
0.93%, 07/16/2018	28,503	28,482
Series 2015-B, Class A4,
1.74%, 09/15/2020	100,000	100,247
Series 2016-A, Class A4,
1.47%, 09/15/2021	220,000	218,911
Series 2016-B, Class A3,
1.30%, 04/15/2020	226,000	225,367
Trafigura Securitisation Finance PLC Series 2014-1A, Class A, 2.11% (A), 10/15/2018 (B) (C)	691,000	690,390
Tricolor Auto Securitization Trust Series 2017-1, Class A, 5.09%, 05/15/2020 (B) (C)	698,207	697,784
Tricon American Homes Trust
Series 2015-SFR1, Class A,
2.42% (A), 05/17/2032 (B)	142,365	143,161
Series 2016-SFR1, Class A,
2.59%, 11/17/2033 (B)	381,000	376,817

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
ASSET-BACKED SECURITIES (continued)
U.S. Residential Opportunity Fund III Trust Series 2016-1III, Class A, 3.47% (A), 07/27/2036 (B)	$ 367,794	$ 370,311
USAA Auto Owner Trust Series 2015-1, Class A4, 1.54%, 11/16/2020	100,000	99,974
Verizon Owner Trust Series 2016-1A, Class A, 1.42%, 01/20/2021 (B)	100,000	99,505
VM DEBT LLC Series 2017-1, Class A, 6.50%, 10/02/2024 (B) (C)	955,000	955,000
VML LLC Series 2014-NPL1, Class A1, 3.88% (A), 04/27/2054 (B)	21,174	21,151
VOLT LI LLC Series 2016-NP11, Class A1, 3.50% (A), 10/25/2046 (B)	515,508	515,941
VOLT LIII LLC Series 2016-NP13, Class A1, 3.88% (A), 12/26/2046 (B)	648,716	652,769
VOLT LIV LLC Series 2017-NPL1, Class A1, 3.63% (A), 02/25/2047 (B)	507,592	507,925
VOLT LIX LLC Series 2017-NPL6, Class A1, 3.25% (A), 05/25/2047 (B)	411,217	411,722
VOLT LV LLC Series 2017-NPL2, Class A1, 3.50% (A), 03/25/2047 (B)	379,991	380,619
VOLT LVI LLC Series 2017-NPL3, Class A1, 3.50% (A), 03/25/2047 (B)	814,396	816,973
VOLT LVII LLC Series 2017-NPL4, Class A1, 3.38% (A), 04/25/2047 (B)	781,773	781,188
VOLT LX LLC Series 2017-NPL7, Class A1, 3.25% (A), 04/25/2059 (B)	670,000	669,402
VOLT LXI LLC Series 2017-NPL8, Class A1, 3.13% (A), 06/25/2047 (B)	789,000	789,000
VOLT NPL X LLC Series 2014-NPL8, Class A1, 3.38% (A), 10/26/2054 (B)	95,524	95,736
VOLT XIX LLC Series 2014-NP11, Class A1, 3.88% (A), 04/25/2055 (B)	63,858	63,885
VOLT XL LLC Series 2015-NP14, Class A1, 4.38% (A), 11/27/2045 (B)	235,594	236,445
VOLT XXII LLC Series 2015-NPL4, Class A1, 3.50% (A), 02/25/2055 (B)	128,110	128,561
VOLT XXIV LLC Series 2015-NPL6, Class A1, 3.50% (A), 02/25/2055 (B)	228,738	229,184
VOLT XXV LLC Series 2015-NPL8, Class A1, 3.50% (A), 06/26/2045 (B)	856,723	858,822

	Principal	Value
ASSET-BACKED SECURITIES (continued)
VOLT XXXIII LLC Series 2015-NPL5, Class A1, 3.50% (A), 03/25/2055 (B)	$ 323,357	$ 324,541
Westgate Resorts LLC Series 2017-1A, Class A, 3.05%, 12/20/2030 (B)	430,172	431,251
Westlake Automobile Receivables Trust
Series 2015-3A, Class D,
4.40%, 05/17/2021 (B)	250,000	253,570
Series 2016-2A, Class A2,
1.57%, 06/17/2019 (B)	298,835	298,814
Series 2016-2A, Class D,
4.10%, 06/15/2021 (B)	170,000	172,733
Series 2016-3A, Class C,
2.46%, 01/18/2022 (B)	863,000	860,778
Series 2017-1A, Class C,
2.70%, 10/17/2022 (B)	247,000	247,766
World Omni Auto Receivables Trust
Series 2013-B, Class A4,
1.32%, 01/15/2020	58,626	58,614
Series 2015-A, Class A3,
1.34%, 05/15/2020	78,302	78,253
Series 2015-B, Class A4,
1.84%, 01/17/2022	80,000	79,908
Series 2016-B, Class A4,
1.48%, 11/15/2022	150,000	147,345

Total Asset-Backed Securities (Cost $88,706,047)		88,905,670

CORPORATE DEBT SECURITIES - 26.9%
Aerospace & Defense - 0.4%
Airbus Group Finance BV 2.70%, 04/17/2023 (B)	43,000	43,240
Airbus SE 3.15%, 04/10/2027 (B)	164,000	165,385
BAE Systems Holdings, Inc.
3.80%, 10/07/2024 (B)	68,000	70,928
3.85%, 12/15/2025 (B)	200,000	208,094
6.38%, 06/01/2019 (B)	30,000	32,308
BAE Systems PLC 5.80%, 10/11/2041 (B)	92,000	112,155
Boeing Co. 7.95%, 08/15/2024	30,000	39,525
L3 Technologies, Inc. 3.85%, 12/15/2026	47,000	48,450
Lockheed Martin Corp.
3.10%, 01/15/2023	74,000	75,709
4.07%, 12/15/2042	57,000	58,261
4.50%, 05/15/2036	300,000	327,175
6.15%, 09/01/2036	185,000	240,443
Northrop Grumman Corp.
3.20%, 02/01/2027 (F)	134,000	134,921
3.85%, 04/15/2045	38,000	37,684
Northrop Grumman Systems Corp. 7.75%, 02/15/2031	40,000	57,148
Precision Castparts Corp.
3.25%, 06/15/2025	170,000	173,614
4.20%, 06/15/2035	170,000	177,030

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Aerospace & Defense (continued)
Rockwell Collins, Inc. 3.20%, 03/15/2024	$ 70,000	$ 70,956
Textron, Inc.
3.65%, 03/15/2027	100,000	100,390
4.30%, 03/01/2024	150,000	159,286
United Technologies Corp.
3.10%, 06/01/2022	64,000	66,245
4.15%, 05/15/2045	163,000	168,766
4.50%, 06/01/2042	86,000	93,908

		2,661,621

Air Freight & Logistics - 0.0% (G)
FedEx Corp.
3.25%, 04/01/2026 (F)	60,000	60,515
3.90%, 02/01/2035	96,000	95,288
4.10%, 04/15/2043	70,000	69,219

		225,022

Airlines - 0.2%
Air Canada Pass-Through Trust 4.13%, 11/15/2026 (B)	44,153	45,808
American Airlines Pass-Through Trust
3.00%, 04/15/2030	421,000	412,580
3.65%, 02/15/2029 - 12/15/2029	161,908	166,152
4.95%, 07/15/2024	152,235	162,131
Continental Airlines Pass-Through Trust
4.00%, 04/29/2026	26,314	27,729
5.98%, 10/19/2023	36,832	40,515
Delta Air Lines Pass-Through Trust
4.75%, 11/07/2021	67,944	71,171
5.30%, 10/15/2020	12,549	13,177
Southwest Airlines Co.
2.65%, 11/05/2020	310,000	313,691
2.75%, 11/06/2019	163,000	165,541
United Airlines Pass-Through Trust 3.45%, 01/07/2030	139,000	140,042

		1,558,537

Automobiles - 0.2%
Ford Motor Co. 7.45%, 07/16/2031	410,000	518,379
General Motors Co. 6.60%, 04/01/2036	640,000	741,518

		1,259,897

Banks - 4.8%
ABN AMRO Bank NV
2.10%, 01/18/2019 (B)	319,000	319,499
4.75%, 07/28/2025 (B)	200,000	210,848
ANZ New Zealand International, Ltd. 2.60%, 09/23/2019 (B)	200,000	201,520
Australia & New Zealand Banking Group, Ltd.
2.05%, 09/23/2019	250,000	250,111
4.88%, 01/12/2021, MTN (B)	100,000	108,034
Bank of America Corp.
1.95%, 05/12/2018, MTN	228,000	228,241
2.15%, 11/09/2020, MTN	125,000	124,434
2.25%, 04/21/2020, MTN	265,000	265,108
2.60%, 01/15/2019	405,000	408,814
2.65%, 04/01/2019	255,000	258,071

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Bank of America Corp. (continued)
3.30%, 01/11/2023, MTN	$ 949,000	$ 967,693
3.50%, 04/19/2026, MTN	142,000	142,484
3.71% (A), 04/24/2028	700,000	705,127
3.88%, 08/01/2025, MTN	242,000	250,352
3.95%, 04/21/2025, MTN	368,000	372,873
4.00%, 04/01/2024 - 01/22/2025, MTN	765,000	789,438
4.13%, 01/22/2024, MTN	126,000	132,962
4.25%, 10/22/2026, MTN	284,000	292,457
5.00%, 05/13/2021, MTN	620,000	676,499
5.63%, 07/01/2020, MTN	170,000	186,168
5.65%, 05/01/2018, MTN	20,000	20,628
5.75%, 12/01/2017	65,000	66,100
6.40%, 08/28/2017, MTN	395,000	397,805
6.88%, 04/25/2018, MTN	60,000	62,438
7.63%, 06/01/2019, MTN	50,000	55,134
Bank of Montreal
1.40%, 09/11/2017, MTN	131,000	130,990
1.40%, 04/10/2018	100,000	99,884
2.10%, 12/12/2019, MTN	150,000	150,320
2.38%, 01/25/2019, MTN	158,000	159,420
2.55%, 11/06/2022, MTN (F)	85,000	84,861
Bank of Nova Scotia
1.45%, 04/25/2018	300,000	299,692
1.65%, 06/14/2019	160,000	159,348
1.85%, 04/14/2020 (F)	300,000	298,245
Bank of Tokyo-Mitsubishi UFJ, Ltd.
1.70%, 03/05/2018 (B)	200,000	200,086
2.35%, 09/08/2019 (B)	260,000	260,771
Barclays PLC
2.75%, 11/08/2019	200,000	201,801
3.20%, 08/10/2021	278,000	281,996
3.65%, 03/16/2025	200,000	199,006
5.25%, 08/17/2045	200,000	224,216
BB&T Corp.
1.60%, 08/15/2017, MTN	441,000	441,032
5.25%, 11/01/2019	30,000	32,066
6.85%, 04/30/2019, MTN	75,000	81,372
BNZ International Funding, Ltd.
2.10%, 09/14/2021 (B)	310,000	303,355
2.35%, 03/04/2019 (B)	250,000	251,160
BPCE SA
1.63%, 01/26/2018, MTN	350,000	349,420
5.70%, 10/22/2023 (B)	200,000	222,540
Canadian Imperial Bank of Commerce
1.60%, 09/06/2019	285,000	282,304
2.25%, 07/21/2020 (B) (F)	234,000	234,890
Citigroup, Inc.
1.75%, 05/01/2018	160,000	159,929
2.05%, 12/07/2018	350,000	350,520
2.15%, 07/30/2018	110,000	110,346
2.35%, 08/02/2021	154,000	152,602
2.40%, 02/18/2020	220,000	221,183
2.50%, 09/26/2018	220,000	221,491
2.70%, 03/30/2021	108,000	108,717
2.75%, 04/25/2022	350,000	349,446
3.20%, 10/21/2026	162,000	157,549
3.40%, 05/01/2026	150,000	148,385

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Citigroup, Inc. (continued)
3.70%, 01/12/2026	$ 400,000	$ 404,556
3.88%, 03/26/2025	100,000	100,618
4.13%, 07/25/2028	48,000	48,726
4.30%, 11/20/2026	300,000	308,142
4.40%, 06/10/2025	263,000	274,020
4.75%, 05/18/2046	140,000	146,957
5.30%, 05/06/2044	34,000	38,474
5.50%, 09/13/2025	115,000	127,883
5.88%, 01/30/2042	45,000	56,710
8.13%, 07/15/2039	28,000	42,989
Citizens Bank NA 1.60%, 12/04/2017, MTN	250,000	249,919
Citizens Financial Group, Inc.
2.38%, 07/28/2021	39,000	38,663
4.30%, 12/03/2025	58,000	60,471
5.16% (A), 06/29/2023	200,000	205,991
Comerica, Inc. 3.80%, 07/22/2026	26,000	26,292
Commonwealth Bank of Australia 4.50%, 12/09/2025 (B) (F)	200,000	209,412
Compass Bank 1.85%, 09/29/2017	316,000	316,076
Cooperatieve Rabobank UA
3.88%, 02/08/2022	268,000	284,318
4.38%, 08/04/2025	250,000	262,166
Credit Agricole SA 4.13%, 01/10/2027 (B)	250,000	261,369
Danske Bank A/S
2.00%, 09/08/2021 (B)	200,000	196,607
2.70%, 03/02/2022 (B)	200,000	201,284
Discover Bank
2.60%, 11/13/2018	100,000	100,853
4.20%, 08/08/2023	250,000	262,939
Fifth Third Bancorp 2.88%, 07/27/2020	206,000	210,281
Fifth Third Bank
2.15%, 08/20/2018, MTN	350,000	351,471
2.88%, 10/01/2021	204,000	207,871
HSBC Bank PLC 4.75%, 01/19/2021 (B)	375,000	404,204
HSBC Bank USA NA 4.88%, 08/24/2020	250,000	268,879
HSBC Holdings PLC
2.65%, 01/05/2022	573,000	571,679
3.60%, 05/25/2023	229,000	236,651
4.00%, 03/30/2022	107,000	112,853
4.04% (A), 03/13/2028	450,000	466,100
4.38%, 11/23/2026	200,000	207,524
4.88%, 01/14/2022 (F)	160,000	174,253
6.10%, 01/14/2042	150,000	196,850
Huntington Bancshares, Inc.
2.30%, 01/14/2022	227,000	223,591
3.15%, 03/14/2021	100,000	101,972
Huntington National Bank
2.00%, 06/30/2018	250,000	250,888
2.20%, 11/06/2018	250,000	250,691

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Industrial & Commercial Bank of China, Ltd.
2.35%, 11/13/2017, MTN	$ 250,000	$ 250,732
2.45%, 10/20/2021	250,000	245,813
ING Bank NV 5.80%, 09/25/2023 (B)	200,000	225,838
KeyBank NA 2.35%, 03/08/2019	250,000	251,622
Lloyds Banking Group PLC
3.75%, 01/11/2027	254,000	255,007
4.58%, 12/10/2025	200,000	207,355
Macquarie Bank, Ltd.
1.60%, 10/27/2017 (B)	305,000	305,026
2.40%, 01/21/2020 (B)	150,000	150,257
2.60%, 06/24/2019 (B)	187,000	188,581
Mitsubishi UFJ Financial Group, Inc. 2.19%, 09/13/2021	245,000	241,448
Mitsubishi UFJ Trust & Banking Corp. 1.60%, 10/16/2017 (B)	207,000	207,065
Mizuho Bank, Ltd.
1.80%, 03/26/2018 (B) (F)	242,000	242,157
3.60%, 09/25/2024 (B)	300,000	310,633
MUFG Americas Holdings Corp. 2.25%, 02/10/2020	65,000	65,041
PNC Financial Services Group, Inc.
3.90%, 04/29/2024	91,000	95,039
4.38%, 08/11/2020	92,000	97,923
5.13%, 02/08/2020	65,000	69,921
6.70%, 06/10/2019	25,000	27,182
Regions Bank 2.25%, 09/14/2018	290,000	291,178
Regions Financial Corp. 3.20%, 02/08/2021	107,000	109,398
Royal Bank of Canada
1.88%, 02/05/2020	600,000	596,815
2.00%, 10/01/2018	84,000	84,334
2.20%, 07/27/2018, MTN	151,000	151,945
4.65%, 01/27/2026, MTN	225,000	241,153
Royal Bank of Scotland Group PLC 3.88%, 09/12/2023	200,000	204,222
Santander Holdings USA, Inc. 2.70%, 05/24/2019	250,000	251,846
Santander Issuances SAU 5.18%, 11/19/2025	200,000	214,376
Santander UK Group Holdings PLC 2.88%, 10/16/2020	150,000	152,142
Santander UK PLC 2.50%, 03/14/2019	233,000	234,886
Societe Generale SA 4.25%, 04/14/2025 (B)	200,000	202,805
Stadshypotek AB 1.88%, 10/02/2019 (B)	250,000	249,642
Standard Chartered PLC
3.05%, 01/15/2021 (B)	200,000	202,464
5.20%, 01/26/2024 (B)	200,000	213,444
Sumitomo Mitsui Banking Corp. 1.35%, 07/11/2017, MTN	250,000	250,001
Sumitomo Mitsui Financial Group, Inc.
2.06%, 07/14/2021	101,000	99,299
2.44%, 10/19/2021	119,000	118,501

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Sumitomo Mitsui Financial Group, Inc. (continued)
2.63%, 07/14/2026	$ 107,000	$ 101,706
2.93%, 03/09/2021	120,000	121,907
Sumitomo Mitsui Trust Bank, Ltd. 2.05%, 10/18/2019 (B)	335,000	334,040
SunTrust Banks, Inc.
2.50%, 05/01/2019	130,000	131,219
2.70%, 01/27/2022	76,000	76,159
2.90%, 03/03/2021	59,000	59,899
Toronto-Dominion Bank
1.80%, 07/13/2021 (F)	100,000	97,962
2.25%, 11/05/2019, MTN	279,000	281,069
2.50%, 12/14/2020, MTN	150,000	151,731
3.63% (A), 09/15/2031	110,000	109,140
US Bancorp 2.38%, 07/22/2026, MTN	100,000	94,243
US Bank NA
1.38%, 09/11/2017	250,000	250,009
2.80%, 01/27/2025	250,000	247,609
Wachovia Corp. 5.75%, 02/01/2018, MTN	749,000	766,545
Wells Fargo & Co.
3.00%, 02/19/2025, MTN	213,000	209,694
3.07%, 01/24/2023	400,000	405,604
3.30%, 09/09/2024, MTN	700,000	710,021
3.50%, 03/08/2022, MTN	150,000	155,829
4.10%, 06/03/2026, MTN	258,000	267,151
4.65%, 11/04/2044, MTN	184,000	193,255
4.75%, 12/07/2046, MTN	143,000	152,677
4.90%, 11/17/2045, MTN	112,000	122,122
Wells Fargo Bank NA 2.15%, 12/06/2019, MTN	390,000	391,805
Westpac Banking Corp.
1.60%, 08/19/2019	150,000	148,835
2.00%, 03/03/2020 (B)	304,000	303,407
4.32% (A), 11/23/2031, MTN	180,000	184,487

		36,256,190

Beverages - 0.5%
Anheuser-Busch InBev Finance, Inc.
1.90%, 02/01/2019	310,000	310,694
3.30%, 02/01/2023	1,046,000	1,077,099
3.70%, 02/01/2024	160,000	167,403
4.70%, 02/01/2036	727,000	800,167
Brown-Forman Corp. 4.50%, 07/15/2045	75,000	81,887
Coca-Cola Femsa SAB de CV 3.88%, 11/26/2023	150,000	157,083
Constellation Brands, Inc. 4.25%, 05/01/2023	50,000	53,230
Diageo Capital PLC 4.83%, 07/15/2020	25,000	26,976
Diageo Investment Corp. 8.00%, 09/15/2022	100,000	125,564
Dr Pepper Snapple Group, Inc. 3.43%, 06/15/2027 (B)	50,000	50,410
Molson Coors Brewing Co.
1.45%, 07/15/2019	155,000	153,111
3.00%, 07/15/2026	105,000	100,994

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Beverages (continued)
PepsiCo, Inc.
1.25%, 08/13/2017 - 04/30/2018	$ 320,000	$ 319,728
3.10%, 07/17/2022	20,000	20,725
3.45%, 10/06/2046	150,000	140,933
4.60%, 07/17/2045	78,000	87,123
4.88%, 11/01/2040	33,000	38,192

		3,711,319

Biotechnology - 0.6%
AbbVie, Inc.
1.80%, 05/14/2018	210,000	210,265
2.00%, 11/06/2018	134,000	134,318
2.85%, 05/14/2023	187,000	186,583
3.20%, 11/06/2022	143,000	146,669
3.60%, 05/14/2025	189,000	192,792
4.30%, 05/14/2036	180,000	183,186
4.50%, 05/14/2035	761,000	802,577
Amgen, Inc.
3.63%, 05/15/2022 - 05/22/2024	294,000	306,836
4.40%, 05/01/2045	150,000	154,072
4.66%, 06/15/2051	301,000	318,805
4.95%, 10/01/2041	100,000	108,404
5.70%, 02/01/2019	50,000	53,003
Biogen, Inc.
3.63%, 09/15/2022	122,000	127,595
5.20%, 09/15/2045	67,000	76,433
Celgene Corp.
3.25%, 08/15/2022	317,000	325,881
3.63%, 05/15/2024	164,000	169,880
5.70%, 10/15/2040	114,000	131,388
Gilead Sciences, Inc.
1.95%, 03/01/2022 (F)	225,000	220,506
2.50%, 09/01/2023	45,000	44,333
3.50%, 02/01/2025	65,000	66,706
3.65%, 03/01/2026	72,000	74,040
3.70%, 04/01/2024	374,000	388,806
4.00%, 09/01/2036	49,000	48,725
4.60%, 09/01/2035	65,000	69,694

		4,541,497

Building Products - 0.1%
Johnson Controls International PLC
1.40%, 11/02/2017	104,000	103,932
3.75%, 12/01/2021	66,000	68,903
4.95% (H), 07/02/2064	120,000	128,514
5.13%, 09/14/2045	46,000	52,896
5.25%, 12/01/2041	100,000	113,910

		468,155

Capital Markets - 2.0%
Bank of New York Mellon Corp.
2.20%, 08/16/2023, MTN	200,000	193,925
2.60%, 08/17/2020, MTN	194,000	196,866
3.25%, 09/11/2024, MTN	150,000	153,100
3.55%, 09/23/2021	90,000	94,000
3.65%, 02/04/2024, MTN	167,000	174,149
4.60%, 01/15/2020, MTN	30,000	31,874
BlackRock, Inc.
3.38%, 06/01/2022	65,000	67,812
3.50%, 03/18/2024	55,000	57,823

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
Charles Schwab Corp.
1.50%, 03/10/2018	$ 240,000	$ 240,067
3.23%, 09/01/2022	20,000	20,603
CME Group, Inc.
3.00%, 03/15/2025	180,000	181,608
5.30%, 09/15/2043	32,000	39,755
Credit Suisse AG 2.30%, 05/28/2019, MTN	250,000	251,645
Credit Suisse Group Funding Guernsey, Ltd.
3.80%, 06/09/2023	250,000	257,739
4.88%, 05/15/2045	250,000	275,166
Daiwa Securities Group, Inc. 3.13%, 04/19/2022 (B)	122,000	122,847
Deutsche Bank AG
1.88%, 02/13/2018	122,000	121,965
3.70%, 05/30/2024	267,000	266,948
4.25%, 10/14/2021	200,000	209,737
6.00%, 09/01/2017	170,000	171,122
Goldman Sachs Group, Inc.
2.35%, 11/15/2021	650,000	641,254
2.38%, 01/22/2018	498,000	500,209
2.60%, 04/23/2020	281,000	283,609
2.63%, 01/31/2019 - 04/25/2021	276,000	278,424
2.75%, 09/15/2020	55,000	55,663
2.88%, 02/25/2021	60,000	60,643
3.50%, 01/23/2025 - 11/16/2026	417,000	416,809
3.63%, 01/22/2023	275,000	283,832
3.69% (A), 06/05/2028	488,000	489,937
3.75%, 05/22/2025	425,000	435,196
3.85%, 01/26/2027	290,000	295,019
4.00%, 03/03/2024	320,000	334,983
4.25%, 10/21/2025	100,000	103,366
5.15%, 05/22/2045	48,000	53,316
5.25%, 07/27/2021	31,000	33,978
5.38%, 03/15/2020, MTN	365,000	394,033
5.75%, 01/24/2022	120,000	135,105
5.95%, 01/18/2018	195,000	199,358
6.00%, 06/15/2020, MTN	188,000	207,406
7.50%, 02/15/2019, MTN	460,000	498,963
Intercontinental Exchange, Inc. 4.00%, 10/15/2023	88,000	94,358
Invesco Finance PLC
3.75%, 01/15/2026	94,000	97,459
4.00%, 01/30/2024	71,000	75,312
Macquarie Group, Ltd.
6.00%, 01/14/2020 (B)	100,000	108,634
6.25%, 01/14/2021 (B)	175,000	194,647
Morgan Stanley
1.88%, 01/05/2018	190,000	190,227
2.20%, 12/07/2018, MTN	20,000	20,100
2.45%, 02/01/2019, MTN	250,000	251,670
2.65%, 01/27/2020	250,000	252,636
2.80%, 06/16/2020	189,000	191,748
3.63%, 01/20/2027	200,000	201,438
3.70%, 10/23/2024, MTN	444,000	455,659
3.75%, 02/25/2023, MTN	600,000	623,888
4.00%, 07/23/2025, MTN	264,000	275,546
4.10%, 05/22/2023, MTN	150,000	156,594

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
Morgan Stanley (continued)
4.30%, 01/27/2045	$ 92,000	$ 95,139
4.35%, 09/08/2026, MTN	200,000	207,928
5.00%, 11/24/2025	269,000	292,526
5.50%, 07/24/2020 - 07/28/2021, MTN	334,000	368,006
5.63%, 09/23/2019, MTN	200,000	214,863
5.75%, 01/25/2021	100,000	110,643
7.30%, 05/13/2019, MTN	200,000	218,653
Northern Trust Corp. 3.38% (A), 05/08/2032	71,000	70,969
State Street Corp.
3.10%, 05/15/2023	48,000	48,853
3.55%, 08/18/2025	88,000	91,635
3.70%, 11/20/2023	231,000	244,430
Thomson Reuters Corp. 4.50%, 05/23/2043	59,000	59,069
UBS AG 1.38%, 08/14/2017, MTN	250,000	250,000
UBS Group Funding Switzerland AG
2.95%, 09/24/2020 (B)	240,000	245,176
3.49%, 05/23/2023 (B)	480,000	491,089
4.13%, 04/15/2026 (B)	200,000	208,578

		15,237,327

Chemicals - 0.4%
Agrium, Inc.
3.38%, 03/15/2025 (F)	108,000	108,011
4.13%, 03/15/2035	511,000	508,518
5.25%, 01/15/2045	152,000	172,558
Air Liquide Finance SA 2.25%, 09/27/2023 (B) (F)	200,000	193,348
CF Industries, Inc.
4.50%, 12/01/2026 (B)	237,000	243,673
7.13%, 05/01/2020	250,000	276,250
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co., LP 3.40%, 12/01/2026 (B)	181,000	184,019
Dow Chemical Co.
3.00%, 11/15/2022	130,000	132,505
4.13%, 11/15/2021	50,000	53,118
5.25%, 11/15/2041	45,000	52,146
E.I. du Pont de Nemours & Co. 4.90%, 01/15/2041	18,000	20,101
Monsanto Co. 4.70%, 07/15/2064	97,000	97,695
Mosaic Co.
4.88%, 11/15/2041	8,000	7,505
5.45%, 11/15/2033	91,000	96,007
5.63%, 11/15/2043	222,000	226,652
Potash Corp. of Saskatchewan, Inc. 3.00%, 04/01/2025	220,000	212,554
Praxair, Inc. 2.65%, 02/05/2025	59,000	58,402
Sherwin-Williams Co.
3.13%, 06/01/2024	70,000	70,355
3.45%, 06/01/2027	58,000	58,383
Union Carbide Corp. 7.50%, 06/01/2025	175,000	214,104

		2,985,904

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Commercial Services & Supplies - 0.1%
Brambles USA, Inc. 4.13%, 10/23/2025 (B)	$ 100,000	$ 102,565
ERAC USA Finance LLC
4.50%, 08/16/2021 (B)	36,000	38,551
5.25%, 10/01/2020 (B)	48,000	52,094
5.63%, 03/15/2042 (B)	59,000	67,004
6.70%, 06/01/2034 (B)	152,000	188,771
Republic Services, Inc.
2.90%, 07/01/2026	49,000	48,041
3.55%, 06/01/2022	54,000	56,204
Waste Management, Inc. 3.13%, 03/01/2025	77,000	78,163

		631,393

Communications Equipment - 0.2%
Cisco Systems, Inc.
1.65%, 06/15/2018	200,000	200,397
3.00%, 06/15/2022	111,000	114,109
3.63%, 03/04/2024	450,000	475,970
5.90%, 02/15/2039	70,000	91,021
Harris Corp.
3.83%, 04/27/2025	200,000	206,408
4.85%, 04/27/2035	70,000	76,647

		1,164,552

Construction & Engineering - 0.0% (G)
ABB Finance USA, Inc.
2.88%, 05/08/2022	29,000	29,659
4.38%, 05/08/2042	17,000	18,505
Fluor Corp. 3.38%, 09/15/2021	190,000	197,280

		245,444

Construction Materials - 0.0% (G)
CRH America Finance, Inc. 3.40%, 05/09/2027 (B)	200,000	200,012

Consumer Finance - 1.3%
American Express Co.
3.63%, 12/05/2024	104,000	106,419
7.00%, 03/19/2018	50,000	51,858
American Express Credit Corp.
1.88%, 11/05/2018, MTN	111,000	111,173
2.25%, 05/05/2021, MTN	152,000	151,765
2.38%, 05/26/2020, MTN	290,000	292,656
2.70%, 03/03/2022, MTN	95,000	95,875
American Honda Finance Corp.
1.20%, 07/14/2017, MTN	111,000	110,995
1.55%, 12/11/2017, MTN (F)	144,000	144,075
1.60%, 02/16/2018 (B)	213,000	213,194
2.25%, 08/15/2019, MTN	317,000	319,692
2.30%, 09/09/2026, MTN	34,000	32,110
BMW US Capital LLC 2.25%, 09/15/2023 (B)	180,000	174,775
Capital One Bank USA NA 3.38%, 02/15/2023	300,000	302,561
Capital One Financial Corp.
3.75%, 04/24/2024 - 07/28/2026	681,000	674,705
4.20%, 10/29/2025	315,000	317,628
Capital One NA 2.35%, 08/17/2018	250,000	251,006

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Consumer Finance (continued)
Daimler Finance North America LLC
1.50%, 07/05/2019 (B)	$ 155,000	$ 153,524
1.75%, 10/30/2019 (B)	150,000	149,026
2.38%, 08/01/2018 (B)	151,000	151,967
Ford Motor Credit Co. LLC
1.68%, 09/08/2017	455,000	455,114
2.24%, 06/15/2018	200,000	200,487
3.16%, 08/04/2020	350,000	356,676
3.34%, 03/18/2021 - 03/28/2022	850,000	864,582
3.81%, 01/09/2024	200,000	202,505
4.13%, 08/04/2025	200,000	203,451
General Motors Financial Co., Inc.
2.40%, 05/09/2019	165,000	165,441
3.15%, 01/15/2020	130,000	132,229
3.45%, 01/14/2022 (F)	120,000	121,909
3.45%, 04/10/2022	305,000	310,001
3.70%, 05/09/2023	184,000	186,844
3.95%, 04/13/2024	310,000	314,403
4.00%, 01/15/2025 - 10/06/2026	295,000	293,795
4.30%, 07/13/2025	100,000	101,995
4.35%, 01/17/2027	175,000	177,154
Hyundai Capital America
2.40%, 10/30/2018 (B)	129,000	129,270
3.00%, 03/18/2021 (B)	200,000	201,124
John Deere Capital Corp.
2.45%, 09/11/2020, MTN	40,000	40,427
2.80%, 01/27/2023	73,000	73,813
3.15%, 10/15/2021, MTN	33,000	34,114
Nissan Motor Acceptance Corp.
1.80%, 03/15/2018 (B)	97,000	97,016
1.90%, 09/14/2021 (B)	78,000	76,150
2.55%, 03/08/2021 (B)	150,000	150,479
PACCAR Financial Corp.
1.45%, 03/09/2018, MTN	130,000	130,046
1.75%, 08/14/2018, MTN (F)	150,000	150,467
Synchrony Financial 3.70%, 08/04/2026	329,000	317,501
Toyota Motor Credit Corp.
1.38%, 01/10/2018, MTN	100,000	100,053
1.55%, 10/18/2019, MTN	190,000	189,165
2.13%, 07/18/2019, MTN	225,000	226,561

		9,807,776

Containers & Packaging - 0.0% (G)
International Paper Co.
3.00%, 02/15/2027	143,000	137,624
7.30%, 11/15/2039	120,000	162,280
8.70%, 06/15/2038	50,000	73,490

		373,394

Diversified Consumer Services - 0.1%
Nationwide Building Society 4.00%, 09/14/2026 (B)	250,000	247,283
President & Fellows of Harvard College 3.30%, 07/15/2056	214,000	204,684

		451,967

Diversified Financial Services - 0.5%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.50%, 05/26/2022	157,000	161,120

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Financial Services (continued)
AIG Global Funding 1.65%, 12/15/2017 (B)	$ 97,000	$ 97,061
Arch Capital Finance LLC
4.01%, 12/15/2026	77,000	79,430
5.03%, 12/15/2046	88,000	97,833
Berkshire Hathaway, Inc. 3.00%, 02/11/2023	25,000	25,616
Blackstone Holdings Finance Co. LLC
4.45%, 07/15/2045 (B)	44,000	44,204
5.88%, 03/15/2021 (B)	170,000	188,739
CDP Financial, Inc. 4.40%, 11/25/2019 (B)	250,000	264,191
China Southern Power Grid International Finance BVI Co., Ltd. 3.50%, 05/08/2027 (B)	240,000	238,061
Conoco Funding Co. 7.25%, 10/15/2031	25,000	33,435
GE Capital International Funding Co. Unlimited Co.
2.34%, 11/15/2020	299,000	301,391
3.37%, 11/15/2025	213,000	220,233
4.42%, 11/15/2035	818,000	890,301
Jefferies Group LLC
4.85%, 01/15/2027	49,000	51,218
6.45%, 06/08/2027	75,000	85,951
6.88%, 04/15/2021	180,000	204,878
National Rural Utilities Cooperative Finance Corp.
1.50%, 11/01/2019, MTN	160,000	158,177
1.65%, 02/08/2019	130,000	129,705
2.95%, 02/07/2024	57,000	57,539
Private Export Funding Corp. 3.55%, 01/15/2024	150,000	160,473
Protective Life Global Funding
2.00%, 09/14/2021 (B)	200,000	194,670
2.70%, 11/25/2020 (B)	250,000	251,859
Voya Financial, Inc. 3.65%, 06/15/2026	95,000	95,180

		4,031,265

Diversified Telecommunication Services - 1.5%
AT&T, Inc.
2.30%, 03/11/2019	330,000	331,957
3.00%, 06/30/2022	274,000	274,142
3.40%, 05/15/2025	359,000	352,929
3.60%, 02/17/2023	488,000	499,449
3.95%, 01/15/2025	213,000	217,086
4.30%, 12/15/2042	148,000	137,437
4.35%, 06/15/2045	49,000	45,478
4.45%, 04/01/2024	161,000	169,484
4.50%, 05/15/2035	525,000	516,491
4.55%, 03/09/2049	336,000	317,512
4.60%, 02/15/2021	125,000	133,317
4.75%, 05/15/2046	67,000	65,700
5.25%, 03/01/2037	100,000	106,538
5.35%, 09/01/2040	203,000	214,951
5.50%, 02/01/2018	52,000	53,117
5.80%, 02/15/2019	53,000	56,223
6.15%, 09/15/2034	134,000	153,091

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Telecommunication Services (continued)
AT&T, Inc. (continued)
6.30%, 01/15/2038	$ 50,000	$ 58,781
6.38%, 03/01/2041	100,000	116,778
6.50%, 09/01/2037	200,000	239,761
BellSouth LLC 6.55%, 06/15/2034	350,000	401,884
British Telecommunications PLC 9.13%, 12/15/2030	150,000	228,072
Centel Capital Corp. 9.00%, 10/15/2019	40,000	45,423
Deutsche Telekom International Finance BV
2.82%, 01/19/2022 (B)	150,000	150,859
3.60%, 01/19/2027 (B)	150,000	152,614
8.75%, 06/15/2030	75,000	111,231
GTP Acquisition Partners I LLC
2.35%, 06/15/2045 (B)	39,000	38,560
3.48%, 06/15/2050 (B)	41,000	41,818
Orange SA 9.00%, 03/01/2031	263,000	397,804
Qwest Corp. 6.75%, 12/01/2021	148,000	163,505
Telefonica Emisiones SAU
3.19%, 04/27/2018	150,000	151,586
4.57%, 04/27/2023	150,000	163,293
5.13%, 04/27/2020	41,000	44,218
5.21%, 03/08/2047	150,000	161,960
Verizon Communications, Inc.
2.95%, 03/15/2022 (B)	586,000	590,072
3.45%, 03/15/2021	114,000	117,946
4.15%, 03/15/2024	261,000	274,734
4.27%, 01/15/2036	330,000	318,501
4.40%, 11/01/2034	968,000	959,149
4.52%, 09/15/2048	153,000	144,752
4.67%, 03/15/2055	494,000	462,477
4.81%, 03/15/2039 (B)	983,000	993,634
4.86%, 08/21/2046	248,000	248,042
5.01%, 08/21/2054	33,000	32,476
5.05%, 03/15/2034	250,000	264,666
5.25%, 03/16/2037	183,000	196,723

		10,916,221

Electric Utilities - 1.3%
AEP Transmission Co. LLC 4.00%, 12/01/2046	93,000	96,079
Alabama Power Co.
3.75%, 03/01/2045	118,000	116,584
5.60%, 03/15/2033	100,000	116,247
6.13%, 05/15/2038	11,000	13,884
Appalachian Power Co. 6.70%, 08/15/2037	50,000	65,949
Arizona Public Service Co. 4.50%, 04/01/2042	28,000	30,582
Baltimore Gas & Electric Co.
2.80%, 08/15/2022	95,000	95,911
3.50%, 08/15/2046	94,000	89,620
Cleveland Electric Illuminating Co. 7.88%, 11/01/2017	50,000	50,968
Commonwealth Edison Co. 3.65%, 06/15/2046	81,000	78,723

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Duke Energy Carolinas LLC
4.25%, 12/15/2041	$ 21,000	$ 22,434
6.00%, 12/01/2028 - 01/15/2038	148,000	187,113
Duke Energy Corp. 2.65%, 09/01/2026	149,000	141,510
Duke Energy Indiana LLC
3.75%, 07/15/2020 - 05/15/2046	200,000	203,263
6.35%, 08/15/2038	80,000	106,212
Duke Energy Progress LLC
2.80%, 05/15/2022	48,000	48,958
3.70%, 10/15/2046	124,000	121,871
4.10%, 05/15/2042 - 03/15/2043	107,000	111,298
4.15%, 12/01/2044	65,000	68,043
Edison International 2.95%, 03/15/2023	100,000	100,980
Electricite de France SA
2.15%, 01/22/2019 (B)	80,000	80,258
2.35%, 10/13/2020 (B)	80,000	80,311
6.00%, 01/22/2114 (B)	150,000	165,076
Enel Finance International NV 3.63%, 05/25/2027 (B)	220,000	217,876
Entergy Arkansas, Inc. 3.50%, 04/01/2026	57,000	58,846
Entergy Corp. 2.95%, 09/01/2026	78,000	74,690
Entergy Louisiana LLC
2.40%, 10/01/2026	118,000	111,224
3.05%, 06/01/2031	94,000	90,764
Entergy Mississippi, Inc. 2.85%, 06/01/2028	83,000	80,446
Exelon Corp.
3.40%, 04/15/2026	63,000	62,788
3.50%, 06/01/2022	130,000	132,813
FirstEnergy Corp.
3.90%, 07/15/2027	54,000	54,173
4.85%, 07/15/2047	53,000	53,769
Florida Power & Light Co.
4.95%, 06/01/2035	60,000	69,557
5.95%, 02/01/2038	50,000	65,215
Fortis, Inc. 3.06%, 10/04/2026	500,000	500,000
Georgia Power Co. 3.25%, 04/01/2026	65,000	64,837
Hydro-Quebec 9.40%, 02/01/2021	250,000	306,084
Indiana Michigan Power Co.
3.20%, 03/15/2023	125,000	126,697
7.00%, 03/15/2019	30,000	32,373
Jersey Central Power & Light Co.
6.15%, 06/01/2037	70,000	84,027
7.35%, 02/01/2019	15,000	16,156
John Sevier Combined Cycle Generation LLC 4.63%, 01/15/2042	64,186	69,739
Kansas City Power & Light Co.
3.15%, 03/15/2023	71,000	71,619
5.30%, 10/01/2041	100,000	116,889
Massachusetts Electric Co. 4.00%, 08/15/2046 (B)	105,000	105,960

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Nevada Power Co.
5.38%, 09/15/2040	$ 92,000	$ 108,706
5.45%, 05/15/2041	50,000	59,763
6.50%, 08/01/2018	50,000	52,556
7.13%, 03/15/2019	140,000	152,305
New York State Electric & Gas Corp. 3.25%, 12/01/2026 (B)	95,000	95,132
NextEra Energy Capital Holdings, Inc.
1.65%, 09/01/2018	85,000	84,743
2.40%, 09/15/2019	53,000	53,362
Niagara Mohawk Power Corp.
3.51%, 10/01/2024 (B)	141,000	145,853
4.88%, 08/15/2019 (B)	40,000	42,328
Northern States Power Co. 6.25%, 06/01/2036	40,000	52,812
Ohio Power Co. 5.38%, 10/01/2021	50,000	55,667
Oncor Electric Delivery Co. LLC
6.80%, 09/01/2018	65,000	68,648
7.00%, 09/01/2022	50,000	60,190
Pacific Gas & Electric Co.
2.45%, 08/15/2022	68,000	67,951
3.25%, 06/15/2023	50,000	51,576
3.50%, 06/15/2025	94,000	97,187
4.00%, 12/01/2046	102,000	104,975
4.45%, 04/15/2042	17,000	18,562
4.50%, 12/15/2041	96,000	103,621
6.05%, 03/01/2034	250,000	322,597
PacifiCorp
2.95%, 02/01/2022 - 06/01/2023	300,000	306,219
3.60%, 04/01/2024	105,000	110,074
5.65%, 07/15/2018	25,000	26,006
PECO Energy Co. 2.38%, 09/15/2022	100,000	99,521
PPL Capital Funding, Inc. 3.40%, 06/01/2023	70,000	71,939
Progress Energy, Inc. 3.15%, 04/01/2022	54,000	55,126
Southern California Edison Co.
1.85%, 02/01/2022	50,000	49,371
3.50%, 10/01/2023	106,000	110,701
3.90%, 12/01/2041	30,000	30,134
6.05%, 03/15/2039	60,000	79,080
Southern Co. 1.30%, 08/15/2017	239,000	238,992
Southern Power Co.
1.50%, 06/01/2018	160,000	159,792
4.15%, 12/01/2025	91,000	95,031
5.15%, 09/15/2041	130,000	136,874
Southwestern Public Service Co. 4.50%, 08/15/2041	100,000	110,224
State Grid Overseas Investment, Ltd. 1.75%, 05/22/2018 (B)	200,000	199,414
Toledo Edison Co. 6.15%, 05/15/2037	200,000	248,341
Tri-State Generation & Transmission Association, Inc. 4.25%, 06/01/2046	62,000	61,094

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Virginia Electric & Power Co.
2.95%, 01/15/2022	$ 27,000	$ 27,562
3.45%, 02/15/2024	21,000	21,676
4.45%, 02/15/2044	28,000	30,590
8.88%, 11/15/2038	90,000	152,422
Wisconsin Electric Power Co.
2.95%, 09/15/2021	2,000	2,053
3.10%, 06/01/2025	82,000	82,214
Xcel Energy, Inc.
2.40%, 03/15/2021	100,000	100,175
4.80%, 09/15/2041	9,000	9,610
6.50%, 07/01/2036	190,000	249,916

		9,421,101

Electrical Equipment - 0.1%
Eaton Corp.
4.00%, 11/02/2032	21,000	21,724
5.80%, 03/15/2037	100,000	117,991
7.63%, 04/01/2024	75,000	90,059
Siemens Financieringsmaatschappij NV
1.45%, 05/25/2018 (B)	240,000	239,959
3.30%, 09/15/2046 (B)	300,000	270,646

		740,379

Electronic Equipment, Instruments & Components - 0.0% (G)
Arrow Electronics, Inc.
3.00%, 03/01/2018	39,000	39,279
3.88%, 01/12/2028	155,000	153,709
4.50%, 03/01/2023	30,000	31,730

		224,718

Energy Equipment & Services - 0.2%
Baker Hughes, Inc. 5.13%, 09/15/2040	100,000	114,253
Boardwalk Pipelines, LP
4.45%, 07/15/2027	59,000	60,405
4.95%, 12/15/2024	230,000	243,658
5.95%, 06/01/2026	42,000	46,768
Gulf South Pipeline Co., LP
4.00%, 06/15/2022	150,000	154,457
6.30%, 08/15/2017 (B)	150,000	150,700
Halliburton Co.
3.50%, 08/01/2023	157,000	161,597
4.85%, 11/15/2035	50,000	53,456
7.45%, 09/15/2039	100,000	135,936
7.60%, 08/15/2096 (B)	50,000	64,888
National Oilwell Varco, Inc. 1.35%, 12/01/2017	26,000	25,965
Noble Holding International, Ltd. 5.75%, 03/16/2018 (F)	42,000	42,255
Schlumberger Holdings Corp. 3.63%, 12/21/2022 (B)	220,000	228,899
Schlumberger Investment SA 3.30%, 09/14/2021 (B)	41,000	42,367
Texas Eastern Transmission, LP 2.80%, 10/15/2022 (B)	81,000	79,465

		1,605,069

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts - 1.0%
American Tower Corp.
2.25%, 01/15/2022	$ 200,000	$ 195,014
3.38%, 10/15/2026	100,000	97,839
3.50%, 01/31/2023	141,000	144,607
5.00%, 02/15/2024	86,000	95,024
AvalonBay Communities, Inc.
2.85%, 03/15/2023, MTN	330,000	328,354
3.50%, 11/15/2024, MTN	50,000	51,258
Boston Properties, LP
2.75%, 10/01/2026	78,000	73,645
3.65%, 02/01/2026	74,000	74,884
3.80%, 02/01/2024	100,000	103,742
Brixmor Operating Partnership, LP 3.85%, 02/01/2025	200,000	197,374
Crown Castle International Corp.
4.00%, 03/01/2027	47,000	48,376
4.88%, 04/15/2022	284,000	310,249
5.25%, 01/15/2023	70,000	77,759
DDR Corp. 3.63%, 02/01/2025	230,000	218,804
Duke Realty, LP 3.25%, 06/30/2026	43,000	42,226
EPR Properties 4.50%, 06/01/2027	137,000	137,822
Equity Commonwealth 5.88%, 09/15/2020	312,000	333,663
ERP Operating, LP
2.85%, 11/01/2026	138,000	132,695
3.00%, 04/15/2023	50,000	50,212
4.63%, 12/15/2021	46,000	49,705
GAIF Bond Issuer Pty, Ltd. 3.40%, 09/30/2026 (B)	174,000	170,922
HCP, Inc.
3.40%, 02/01/2025	95,000	93,546
3.88%, 08/15/2024	310,000	316,038
4.20%, 03/01/2024	30,000	31,190
Hospitality Properties Trust 4.95%, 02/15/2027	118,000	123,220
Kimco Realty Corp.
2.70%, 03/01/2024	167,000	159,388
3.80%, 04/01/2027	160,000	160,029
Liberty Property, LP 3.25%, 10/01/2026	53,000	51,337
National Retail Properties, Inc.
3.60%, 12/15/2026	144,000	142,827
4.00%, 11/15/2025	204,000	208,609
Prologis, LP
3.75%, 11/01/2025	32,000	33,314
4.25%, 08/15/2023	76,000	82,044
Realty Income Corp.
3.00%, 01/15/2027	85,000	80,504
3.25%, 10/15/2022	390,000	395,876
4.65%, 03/15/2047	75,000	78,046
Scentre Group Trust 1 / Scentre Group Trust 2
2.38%, 11/05/2019 (B)	188,000	188,423
3.50%, 02/12/2025 (B)	300,000	301,108

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts (continued)
Simon Property Group, LP 3.75%, 02/01/2024	$ 200,000	$ 208,226
UDR, Inc. 2.95%, 09/01/2026, MTN	72,000	68,030
Ventas Realty, LP
3.50%, 02/01/2025	54,000	53,650
3.75%, 05/01/2024	214,000	217,666
3.85%, 04/01/2027 (F)	98,000	98,511
4.13%, 01/15/2026	45,000	46,280
VEREIT Operating Partnership, LP 4.60%, 02/06/2024	320,000	334,221
Welltower, Inc.
3.75%, 03/15/2023	80,000	83,011
4.00%, 06/01/2025	204,000	210,928
4.25%, 04/01/2026	200,000	209,139
4.50%, 01/15/2024	73,000	77,907
Weyerhaeuser Co. 7.38%, 03/15/2032	100,000	137,689

		7,124,931

Food & Staples Retailing - 0.3%
CK Hutchison International 16, Ltd. 1.88%, 10/03/2021 (B)	241,000	233,841
CVS Health Corp.
2.13%, 06/01/2021	331,000	326,964
2.75%, 12/01/2022	100,000	100,125
2.88%, 06/01/2026	160,000	155,054
4.00%, 12/05/2023	223,000	235,557
5.30%, 12/05/2043	58,000	66,841
CVS Pass-Through Trust 5.93%, 01/10/2034 (B)	230,959	264,770
Kroger Co.
5.40%, 07/15/2040	12,000	12,930
6.40%, 08/15/2017	55,000	55,277
6.90%, 04/15/2038	130,000	164,089
7.50%, 04/01/2031	270,000	358,031
Sysco Corp. 3.75%, 10/01/2025	75,000	77,750
Walgreen Co. 4.40%, 09/15/2042	70,000	70,089
Walgreens Boots Alliance, Inc.
3.80%, 11/18/2024	100,000	103,860
4.50%, 11/18/2034	185,000	194,134

		2,419,312

Food Products - 0.5%
Bunge, Ltd. Finance Corp.
3.25%, 08/15/2026	142,000	135,679
3.50%, 11/24/2020	61,000	62,538
8.50%, 06/15/2019	55,000	61,513
Cargill, Inc. 3.30%, 03/01/2022 (B)	70,000	72,187
Danone SA
1.69%, 10/30/2019 (B)	200,000	198,402
2.59%, 11/02/2023 (B)	300,000	292,703
JM Smucker Co. 1.75%, 03/15/2018	280,000	280,137
Kraft Heinz Foods Co.
2.00%, 07/02/2018	300,000	300,760
2.80%, 07/02/2020	330,000	334,936

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Food Products (continued)
Kraft Heinz Foods Co. (continued)
3.50%, 06/06/2022	$ 34,000	$ 35,129
3.95%, 07/15/2025	245,000	251,926
5.00%, 06/04/2042	59,000	62,285
6.13%, 08/23/2018	73,000	76,472
6.50%, 02/09/2040	75,000	93,825
6.88%, 01/26/2039	356,000	457,878
Mead Johnson Nutrition Co.
4.13%, 11/15/2025	184,000	198,396
4.60%, 06/01/2044	70,000	77,647
Smithfield Foods, Inc. 4.25%, 02/01/2027 (B)	45,000	46,037
Tyson Foods, Inc.
3.95%, 08/15/2024	146,000	152,777
4.88%, 08/15/2034	270,000	295,406

		3,486,633

Gas Utilities - 0.2%
Atmos Energy Corp.
4.13%, 10/15/2044	75,000	78,931
4.15%, 01/15/2043	138,000	142,871
8.50%, 03/15/2019	35,000	38,752
Boston Gas Co. 4.49%, 02/15/2042 (B)	26,000	27,794
CenterPoint Energy Resources Corp. 5.85%, 01/15/2041	100,000	122,987
Dominion Energy Gas Holdings LLC 2.80%, 11/15/2020	59,000	59,717
KeySpan Gas East Corp. 2.74%, 08/15/2026 (B)	90,000	86,864
Korea Gas Corp. 1.88%, 07/18/2021 (B)	200,000	194,031
Southern Co. Gas Capital Corp.
2.45%, 10/01/2023	48,000	46,566
3.25%, 06/15/2026	39,000	38,272
3.50%, 09/15/2021	75,000	77,441
3.95%, 10/01/2046	59,000	56,317
4.40%, 06/01/2043	63,000	64,048
5.88%, 03/15/2041	146,000	176,634
Southwest Gas Corp. 3.80%, 09/29/2046	111,000	107,080

		1,318,305

Health Care Equipment & Supplies - 0.2%
Abbott Laboratories
2.00%, 09/15/2018	110,000	110,215
2.80%, 09/15/2020	130,000	132,031
2.90%, 11/30/2021	290,000	293,239
3.88%, 09/15/2025	129,000	132,680
Becton Dickinson and Co.
2.68%, 12/15/2019	29,000	29,355
3.73%, 12/15/2024	19,000	19,311
Covidien International Finance SA 2.95%, 06/15/2023	85,000	85,740
Medtronic, Inc.
3.13%, 03/15/2022	90,000	92,797
4.38%, 03/15/2035	255,000	278,528
Stryker Corp. 3.50%, 03/15/2026	38,000	38,919

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Equipment & Supplies (continued)
Zimmer Biomet Holdings, Inc. 2.00%, 04/01/2018	$ 150,000	$ 150,272

		1,363,087

Health Care Providers & Services - 0.5%
Aetna, Inc.
2.80%, 06/15/2023	75,000	74,870
4.50%, 05/15/2042	26,000	28,083
6.75%, 12/15/2037	50,000	69,160
Anthem, Inc.
2.30%, 07/15/2018	70,000	70,394
3.13%, 05/15/2022	62,000	63,155
3.30%, 01/15/2023	28,000	28,557
4.63%, 05/15/2042	50,000	53,979
4.65%, 01/15/2043 - 08/15/2044	184,000	199,007
Cardinal Health, Inc.
1.95%, 06/15/2018	110,000	110,291
3.75%, 09/15/2025 (F)	75,000	77,937
Express Scripts Holding Co.
3.00%, 07/15/2023	76,000	75,477
3.50%, 06/15/2024	150,000	151,310
4.50%, 02/25/2026	285,000	302,045
4.80%, 07/15/2046	93,000	94,597
Laboratory Corp. of America Holdings 3.20%, 02/01/2022	249,000	254,120
Providence St. Joseph Health Obligated Group 2.75%, 10/01/2026	84,000	80,453
Quest Diagnostics, Inc. 3.45%, 06/01/2026	39,000	39,074
Roche Holdings, Inc. 3.35%, 09/30/2024 (B)	300,000	309,607
Texas Health Resources 4.33%, 11/15/2055	250,000	261,555
UnitedHealth Group, Inc.
1.40%, 12/15/2017	179,000	178,947
1.63%, 03/15/2019	55,000	54,651
1.90%, 07/16/2018	100,000	100,368
2.75%, 02/15/2023	79,000	79,590
2.88%, 03/15/2023	50,000	50,768
3.10%, 03/15/2026	100,000	100,515
3.38%, 11/15/2021	94,000	98,005
4.63%, 07/15/2035	140,000	157,349
5.80%, 03/15/2036	100,000	126,598
6.63%, 11/15/2037	80,000	110,259

		3,400,721

Hotels, Restaurants & Leisure - 0.1%
Darden Restaurants, Inc. 3.85%, 05/01/2027	82,000	83,315
McDonald’s Corp.
4.70%, 12/09/2035, MTN	105,000	115,887
6.30%, 10/15/2037, MTN	63,000	81,989
Starbucks Corp. 4.30%, 06/15/2045	109,000	119,586

		400,777

Household Durables - 0.0% (G)
Newell Brands, Inc. 2.60%, 03/29/2019	32,000	32,312

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Household Durables (continued)
Whirlpool Corp. 1.65%, 11/01/2017	$ 162,000	$ 161,977

		194,289

Household Products - 0.0% (G)
Kimberly-Clark Corp.
2.40%, 03/01/2022	20,000	19,960
7.50%, 11/01/2018	15,000	16,168
Procter & Gamble Co. 1.90%, 11/01/2019	180,000	180,824

		216,952

Independent Power & Renewable Electricity Producers - 0.1%
Exelon Generation Co. LLC
2.95%, 01/15/2020	204,000	207,146
3.40%, 03/15/2022	46,000	46,822
4.25%, 06/15/2022	140,000	147,308
6.25%, 10/01/2039	150,000	163,672
PSEG Power LLC
4.15%, 09/15/2021	125,000	131,261
4.30%, 11/15/2023 (F)	37,000	38,999

		735,208

Industrial Conglomerates - 0.1%
General Electric Co.
1.60%, 11/20/2017, MTN	127,000	127,078
3.10%, 01/09/2023, MTN	230,000	238,517
3.15%, 09/07/2022, MTN	86,000	89,215
3.45%, 05/15/2024, MTN	161,000	169,180
5.30%, 02/11/2021	25,000	27,647
6.75%, 03/15/2032, MTN	61,000	83,611
Koninklijke Philips NV 3.75%, 03/15/2022	100,000	105,417
Roper Technologies, Inc.
3.00%, 12/15/2020	42,000	42,987
3.80%, 12/15/2026	54,000	55,482

		939,134

Insurance - 1.2%
AIG SunAmerica Global Financing X 6.90%, 03/15/2032 (B)	200,000	264,408
Allstate Corp.
3.15%, 06/15/2023	41,000	42,015
5.35%, 06/01/2033	50,000	58,911
American International Group, Inc.
3.75%, 07/10/2025	81,000	82,505
3.88%, 01/15/2035	211,000	204,556
4.13%, 02/15/2024	71,000	74,962
4.70%, 07/10/2035	100,000	106,292
Aon Corp. 6.25%, 09/30/2040	18,000	22,686
Aon PLC
3.50%, 06/14/2024	100,000	101,962
3.88%, 12/15/2025	143,000	149,431
Athene Global Funding
2.75%, 04/20/2020 (B)	246,000	246,538
4.00%, 01/25/2022 (B)	191,000	198,400
Berkshire Hathaway Finance Corp.
1.30%, 05/15/2018	97,000	96,895
1.70%, 03/15/2019	100,000	100,238

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
Berkshire Hathaway Finance Corp. (continued)
4.30%, 05/15/2043	$ 83,000	$ 88,349
4.40%, 05/15/2042	221,000	240,690
5.40%, 05/15/2018	50,000	51,639
Chubb INA Holdings, Inc.
2.88%, 11/03/2022	73,000	74,261
3.15%, 03/15/2025	231,000	234,210
3.35%, 05/03/2026	50,000	51,140
CNA Financial Corp.
3.95%, 05/15/2024	26,000	26,970
4.50%, 03/01/2026	19,000	20,384
Dai-ichi Life Insurance Co., Ltd. 4.00% (A), 07/24/2026 (B) (I)	207,000	205,137
Great-West Lifeco Finance Delaware, LP 4.15%, 06/03/2047 (B)	200,000	200,298
Guardian Life Insurance Co. of America 4.85%, 01/24/2077 (B)	42,000	44,474
Jackson National Life Global Funding
3.05%, 04/29/2026 (B) (F)	245,000	240,474
3.25%, 01/30/2024 (B)	58,000	58,769
Liberty Mutual Group, Inc.
4.95%, 05/01/2022 (B)	47,000	51,548
6.50%, 03/15/2035 (B)	230,000	287,573
Lincoln National Corp.
4.00%, 09/01/2023	150,000	158,029
6.15%, 04/07/2036	8,000	9,715
Manulife Financial Corp. 4.06% (A), 02/24/2032	270,000	272,407
Marsh & McLennan Cos., Inc.
2.35%, 03/06/2020	176,000	176,902
2.75%, 01/30/2022	24,000	24,234
3.30%, 03/14/2023	17,000	17,471
3.50%, 03/10/2025	129,000	132,399
Massachusetts Mutual Life Insurance Co.
5.38%, 12/01/2041 (B)	26,000	30,811
7.63%, 11/15/2023 (B)	250,000	304,602
MassMutual Global Funding II 2.50%, 10/17/2022 (B)	100,000	99,643
Metropolitan Life Global Funding I
1.55%, 09/13/2019 (B)	439,000	435,104
2.30%, 04/10/2019 (B)	150,000	151,256
3.00%, 01/10/2023 (B)	150,000	152,513
3.88%, 04/11/2022 (B)	200,000	211,706
Nationwide Mutual Insurance Co. 9.38%, 08/15/2039 (B)	245,000	409,113
New York Life Global Funding 2.15%, 06/18/2019 (B)	293,000	294,692
Pacific Life Insurance Co. 9.25%, 06/15/2039 (B)	260,000	423,807
Pricoa Global Funding I 1.90%, 09/21/2018 (B)	210,000	210,349
Principal Life Global Funding II
1.50%, 09/11/2017 (B)	200,000	199,985
2.38%, 11/21/2021 (B)	300,000	297,278
Prudential Financial, Inc. 5.75%, 07/15/2033, MTN	100,000	120,801
Prudential Insurance Co. of America 8.30%, 07/01/2025 (B)	450,000	594,539

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
Reliance Standard Life Global Funding II
2.50%, 01/15/2020 (B)	$ 100,000	$ 100,165
3.05%, 01/20/2021 (B)	101,000	102,136
Teachers Insurance & Annuity Association of America
4.27%, 05/15/2047 (B)	100,000	102,371
4.90%, 09/15/2044 (B)	100,000	111,928
Travelers Cos., Inc. 5.80%, 05/15/2018	50,000	51,803

		8,821,474

Internet & Direct Marketing Retail - 0.1%
Amazon.com, Inc.
3.80%, 12/05/2024	197,000	209,882
4.80%, 12/05/2034	157,000	180,738

		390,620

Internet Software & Services - 0.0% (G)
Alibaba Group Holding, Ltd. 1.63%, 11/28/2017	205,000	204,849
eBay, Inc. 3.45%, 08/01/2024 (F)	139,000	139,904

		344,753

IT Services - 0.1%
Automatic Data Processing, Inc. 2.25%, 09/15/2020	310,000	313,834
DXC Technology Co. 4.25%, 04/15/2024 (B)	86,000	88,978
Visa, Inc. 1.20%, 12/14/2017	390,000	389,804
Western Union Co. 3.60%, 03/15/2022	200,000	203,840

		996,456

Life Sciences Tools & Services - 0.0% (G)
Thermo Fisher Scientific, Inc.
2.15%, 12/14/2018	100,000	100,375
2.95%, 09/19/2026	77,000	74,874
3.00%, 04/15/2023	57,000	57,462
3.15%, 01/15/2023	57,000	57,990
4.15%, 02/01/2024	34,000	36,260

		326,961

Machinery - 0.2%
Caterpillar Financial Services Corp.
1.93%, 10/01/2021	118,000	115,940
2.25%, 12/01/2019, MTN	219,000	221,260
2.85%, 06/01/2022, MTN	46,000	46,785
3.25%, 12/01/2024, MTN	130,000	133,275
Caterpillar, Inc. 2.60%, 06/26/2022	35,000	35,296
Deere & Co.
2.60%, 06/08/2022	74,000	74,944
3.90%, 06/09/2042	32,000	33,404
Illinois Tool Works, Inc.
3.50%, 03/01/2024	100,000	104,770
4.88%, 09/15/2041 (F)	280,000	327,134
Ingersoll-Rand Co. 6.39%, 11/15/2027	25,000	29,657

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Machinery (continued)
Ingersoll-Rand Global Holding Co., Ltd.
2.88%, 01/15/2019	$ 219,000	$ 222,194
4.25%, 06/15/2023	81,000	87,519
Ingersoll-Rand Luxembourg Finance SA 2.63%, 05/01/2020	80,000	80,791
Parker-Hannifin Corp.
4.10%, 03/01/2047 (B)	58,000	60,606
4.45%, 11/21/2044, MTN	85,000	92,993
Xylem, Inc.
3.25%, 11/01/2026	33,000	32,861
4.38%, 11/01/2046	48,000	49,679

		1,749,108

Media - 1.0%
21st Century Fox America, Inc.
6.15%, 02/15/2041	150,000	189,325
6.40%, 12/15/2035	120,000	152,075
6.55%, 03/15/2033	100,000	126,034
6.65%, 11/15/2037	50,000	65,962
7.30%, 04/30/2028	50,000	63,898
8.88%, 04/26/2023	80,000	102,682
9.50%, 07/15/2024	70,000	95,237
CBS Corp.
3.70%, 08/15/2024	287,000	294,502
4.00%, 01/15/2026	83,000	85,886
Charter Communications Operating LLC / Charter Communications Operating Capital
4.91%, 07/23/2025	517,000	558,525
5.38%, 05/01/2047 (B)	100,000	105,794
6.38%, 10/23/2035	92,000	109,053
6.83%, 10/23/2055	125,000	152,355
Comcast Corp.
3.20%, 07/15/2036	200,000	187,183
4.20%, 08/15/2034	267,000	282,740
4.25%, 01/15/2033	173,000	184,378
6.45%, 03/15/2037	50,000	66,529
6.50%, 11/15/2035	486,000	644,305
Cox Communications, Inc.
3.25%, 12/15/2022 (B)	55,000	54,885
4.80%, 02/01/2035 (B)	350,000	342,265
8.38%, 03/01/2039 (B)	60,000	79,522
Discovery Communications LLC
4.38%, 06/15/2021	80,000	84,439
6.35%, 06/01/2040	200,000	220,439
Historic TW, Inc. 9.15%, 02/01/2023	500,000	641,359
NBCUniversal Media LLC
4.38%, 04/01/2021	50,000	53,894
6.40%, 04/30/2040	170,000	228,138
SES SA 3.60%, 04/04/2023 (B)	100,000	101,660
Time Warner Cable LLC
5.50%, 09/01/2041	90,000	96,720
6.75%, 07/01/2018	60,000	62,773
7.30%, 07/01/2038	100,000	127,815
8.75%, 02/14/2019	50,000	54,995
Time Warner Cos., Inc. 7.57%, 02/01/2024	40,000	49,658

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
Time Warner Entertainment Co., LP 8.38%, 07/15/2033	$ 225,000	$ 308,905
Time Warner, Inc.
3.55%, 06/01/2024	550,000	557,327
3.60%, 07/15/2025	135,000	134,693
Viacom, Inc.
3.88%, 04/01/2024	205,000	208,820
4.38%, 03/15/2043	93,000	82,668
4.85%, 12/15/2034	32,000	31,803
6.88%, 04/30/2036	150,000	175,270
Walt Disney Co. 3.00%, 02/13/2026	450,000	452,323

		7,616,834

Metals & Mining - 0.1%
Barrick Gold Corp. 6.45%, 10/15/2035	40,000	47,611
BHP Billiton Finance USA, Ltd.
3.85%, 09/30/2023	131,000	139,417
5.00%, 09/30/2043	50,000	57,859
Nucor Corp.
4.00%, 08/01/2023	165,000	174,399
6.40%, 12/01/2037	210,000	271,467
Vale Canada, Ltd. 7.20%, 09/15/2032 (F)	220,000	235,950
Vale Overseas, Ltd. 6.25%, 08/10/2026	103,000	111,111

		1,037,814

Multi-Utilities - 0.6%
Berkshire Hathaway Energy Co.
2.40%, 02/01/2020	82,000	82,713
3.50%, 02/01/2025	104,000	106,697
6.13%, 04/01/2036	75,000	96,353
Black Hills Corp. 2.50%, 01/11/2019	270,000	271,444
CMS Energy Corp.
2.95%, 02/15/2027	97,000	93,020
3.00%, 05/15/2026	73,000	71,422
3.88%, 03/01/2024	100,000	104,600
Consolidated Edison Co. of New York, Inc. 4.30%, 12/01/2056	323,000	336,685
Consumers Energy Co.
2.85%, 05/15/2022	20,000	20,444
3.25%, 08/15/2046	48,000	44,002
5.65%, 04/15/2020	20,000	22,018
6.13%, 03/15/2019	100,000	107,007
Delmarva Power & Light Co.
4.00%, 06/01/2042	47,000	47,412
4.15%, 05/15/2045	150,000	158,637
Dominion Energy, Inc.
1.60%, 08/15/2019	60,000	59,492
1.90%, 06/15/2018	240,000	240,565
2.75%, 01/15/2022 (F)	93,000	93,506
2.85%, 08/15/2026 (F)	61,000	58,147
5.25%, 08/01/2033	100,000	112,408
DTE Electric Co.
2.65%, 06/15/2022	20,000	20,046
3.70%, 03/15/2045	123,000	121,283

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Multi-Utilities (continued)
NiSource Finance Corp.
5.80%, 02/01/2042	$ 118,000	$ 141,594
6.25%, 12/15/2040	260,000	325,408
Public Service Co. of Colorado
3.55%, 06/15/2046	53,000	50,122
5.80%, 08/01/2018	20,000	20,848
6.50%, 08/01/2038	45,000	61,246
Public Service Co. of Oklahoma
4.40%, 02/01/2021	30,000	31,863
6.63%, 11/15/2037	150,000	197,862
Public Service Electric & Gas Co.
1.80%, 06/01/2019, MTN	30,000	29,959
5.38%, 11/01/2039, MTN	14,000	16,959
Public Service Enterprise Group, Inc. 1.60%, 11/15/2019	192,000	189,891
San Diego Gas & Electric Co.
3.95%, 11/15/2041	44,000	44,751
6.00%, 06/01/2026	50,000	60,384
Sempra Energy
1.63%, 10/07/2019	170,000	168,448
2.88%, 10/01/2022	70,000	70,172
3.55%, 06/15/2024	165,000	169,045
4.05%, 12/01/2023	72,000	75,944
9.80%, 02/15/2019	50,000	56,079
WEC Energy Group, Inc. 3.55%, 06/15/2025	144,000	148,491

		4,126,967

Multiline Retail - 0.0% (G)
Macy’s Retail Holdings, Inc.
4.38%, 09/01/2023 (F)	112,000	110,059
6.90%, 01/15/2032	120,000	124,510
7.45%, 07/15/2017	30,000	30,034
Nordstrom, Inc. 4.00%, 10/15/2021	35,000	35,750

		300,353

Oil, Gas & Consumable Fuels - 3.1%
Anadarko Finance Co. 7.50%, 05/01/2031	100,000	124,963
Anadarko Petroleum Corp. 8.70%, 03/15/2019	80,000	88,233
Apache Corp.
2.63%, 01/15/2023 (F)	100,000	97,600
3.25%, 04/15/2022	14,000	14,204
4.75%, 04/15/2043	57,000	57,166
6.00%, 01/15/2037	100,000	115,698
APT Pipelines, Ltd. 4.25%, 07/15/2027 (B)	191,000	195,532
BP Capital Markets PLC
2.24%, 05/10/2019	150,000	151,155
2.52%, 01/15/2020	149,000	151,075
3.02%, 01/16/2027	70,000	68,104
3.22%, 04/14/2024	524,000	529,176
3.25%, 05/06/2022	96,000	98,754
3.54%, 11/04/2024	300,000	307,971
3.59%, 04/14/2027	150,000	152,197
3.81%, 02/10/2024	116,000	120,973

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Buckeye Partners, LP
3.95%, 12/01/2026	$ 32,000	$ 31,674
4.88%, 02/01/2021	300,000	317,592
5.85%, 11/15/2043	100,000	107,272
Burlington Resources Finance Co. 7.40%, 12/01/2031	25,000	33,801
Canadian Natural Resources, Ltd.
3.80%, 04/15/2024	100,000	101,204
5.85%, 02/01/2035	70,000	77,635
5.90%, 02/01/2018	25,000	25,574
6.45%, 06/30/2033	264,000	305,103
7.20%, 01/15/2032	20,000	24,382
Cenovus Energy, Inc.
3.00%, 08/15/2022 (F)	325,000	310,748
4.45%, 09/15/2042	42,000	34,195
6.75%, 11/15/2039	219,000	230,060
Chevron Corp.
1.37%, 03/02/2018	250,000	249,936
1.79%, 11/16/2018	151,000	151,462
2.36%, 12/05/2022	60,000	59,723
2.57%, 05/16/2023	400,000	400,676
2.90%, 03/03/2024	54,000	54,438
CNOOC Finance Pty, Ltd. 2.63%, 05/05/2020	230,000	230,599
CNOOC Finance USA LLC 3.50%, 05/05/2025	235,000	235,038
CNOOC Nexen Finance ULC 4.25%, 04/30/2024	209,000	219,914
Columbia Pipeline Group, Inc. 2.45%, 06/01/2018	170,000	170,780
ConocoPhillips Co.
3.35%, 11/15/2024 (F)	225,000	229,400
4.20%, 03/15/2021 (F)	157,000	166,458
ConocoPhillips Holding Co. 6.95%, 04/15/2029	100,000	128,257
Devon Energy Corp.
3.25%, 05/15/2022 (F)	64,000	63,606
4.75%, 05/15/2042	52,000	50,416
Ecopetrol SA
4.13%, 01/16/2025	100,000	98,000
5.38%, 06/26/2026	116,000	120,640
5.88%, 09/18/2023	71,000	77,639
Enbridge, Inc.
3.70%, 07/15/2027 (J)	65,000	64,952
5.50%, 12/01/2046	100,000	111,851
Encana Corp.
6.50%, 05/15/2019 - 08/15/2034	150,000	168,172
7.20%, 11/01/2031	110,000	130,958
8.13%, 09/15/2030	100,000	126,972
Energy Transfer, LP
2.50%, 06/15/2018	110,000	110,540
3.60%, 02/01/2023	94,000	94,435
4.05%, 03/15/2025	123,000	123,494
4.20%, 04/15/2027 (F)	87,000	86,973
4.90%, 02/01/2024	199,000	209,991
6.05%, 06/01/2041	225,000	239,338
6.50%, 02/01/2042	39,000	43,565

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Eni SpA 5.70%, 10/01/2040 (B)	$ 125,000	$ 130,927
Eni USA, Inc. 7.30%, 11/15/2027	70,000	87,358
EnLink Midstream Partners, LP
2.70%, 04/01/2019	131,000	130,713
4.15%, 06/01/2025	238,000	235,028
5.05%, 04/01/2045	58,000	53,825
Enterprise Products Operating LLC
1.65%, 05/07/2018	220,000	219,816
3.35%, 03/15/2023	304,000	312,155
3.75%, 02/15/2025	110,000	113,278
3.90%, 02/15/2024	158,000	164,340
4.85%, 03/15/2044	36,000	38,162
4.95%, 10/15/2054	46,000	47,740
5.10%, 02/15/2045	39,000	42,826
5.75%, 03/01/2035	200,000	226,796
5.95%, 02/01/2041	36,000	42,648
6.65%, 10/15/2034	100,000	124,357
7.55%, 04/15/2038	300,000	405,188
EOG Resources, Inc.
2.63%, 03/15/2023	36,000	35,532
5.10%, 01/15/2036	157,000	172,234
Hess Corp.
7.13%, 03/15/2033	70,000	79,076
7.30%, 08/15/2031	250,000	287,766
Kerr-McGee Corp. 7.88%, 09/15/2031	250,000	321,423
Magellan Midstream Partners, LP
3.20%, 03/15/2025	68,000	65,949
4.20%, 12/01/2042	73,000	68,946
4.25%, 02/01/2021	167,000	175,893
Marathon Oil Corp. 6.60%, 10/01/2037 (F)	130,000	143,457
Marathon Petroleum Corp. 3.63%, 09/15/2024	145,000	146,514
MPLX, LP
4.88%, 12/01/2024	140,000	149,263
5.20%, 03/01/2047	54,000	55,613
Noble Energy, Inc.
4.15%, 12/15/2021	120,000	126,442
5.63%, 05/01/2021	74,000	76,121
6.00%, 03/01/2041	200,000	223,798
Occidental Petroleum Corp.
2.70%, 02/15/2023	40,000	39,992
3.00%, 02/15/2027	78,000	75,953
3.40%, 04/15/2026	46,000	46,416
3.50%, 06/15/2025 (F)	91,000	92,938
4.63%, 06/15/2045	39,000	41,342
ONEOK Partners, LP
3.20%, 09/15/2018	105,000	106,229
3.38%, 10/01/2022	30,000	30,275
4.90%, 03/15/2025 (F)	470,000	503,222
5.00%, 09/15/2023	65,000	70,235
6.65%, 10/01/2036	210,000	252,732
Petro-Canada
6.05%, 05/15/2018	40,000	41,439
6.80%, 05/15/2038	50,000	65,162

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Petroleos Mexicanos
4.63%, 09/21/2023	$ 208,000	$ 210,496
4.88%, 01/18/2024	44,000	44,568
5.63%, 01/23/2046	129,000	114,359
6.38%, 02/04/2021 - 01/23/2045	218,000	224,568
6.50%, 03/13/2027 (B)	309,000	331,943
6.75%, 09/21/2047	201,000	202,986
6.88%, 08/04/2026	357,000	395,556
Phillips 66 4.30%, 04/01/2022	17,000	18,216
Phillips 66 Partners, LP
3.55%, 10/01/2026	34,000	33,024
4.90%, 10/01/2046	72,000	70,877
Plains All American Pipeline, LP / PAA Finance Corp.
3.60%, 11/01/2024	250,000	242,979
3.65%, 06/01/2022	71,000	72,431
4.30%, 01/31/2043	162,000	138,613
4.65%, 10/15/2025	350,000	358,747
Shell International Finance BV
1.13%, 08/21/2017	85,000	84,973
1.75%, 09/12/2021	125,000	122,658
2.88%, 05/10/2026	440,000	434,175
3.75%, 09/12/2046	202,000	191,155
4.00%, 05/10/2046	444,000	438,412
4.13%, 05/11/2035	253,000	263,417
6.38%, 12/15/2038	150,000	199,588
Sinopec Group Overseas Development, Ltd. 4.38%, 10/17/2023 (B)	208,000	221,515
Southern Natural Gas Co. LLC
4.80%, 03/15/2047 (B)	69,000	73,018
8.00%, 03/01/2032	56,000	75,747
Spectra Energy Capital LLC
3.30%, 03/15/2023	130,000	130,486
5.65%, 03/01/2020	150,000	161,174
7.50%, 09/15/2038	140,000	183,843
8.00%, 10/01/2019	120,000	133,702
Spectra Energy Partners, LP
2.95%, 09/25/2018	80,000	80,901
3.50%, 03/15/2025 (F)	125,000	123,725
5.95%, 09/25/2043	63,000	72,697
Statoil ASA
1.15%, 05/15/2018	167,000	166,449
1.25%, 11/09/2017	162,000	161,875
2.65%, 01/15/2024	214,000	211,237
3.15%, 01/23/2022	64,000	65,783
3.25%, 11/10/2024	107,000	109,331
4.25%, 11/23/2041	27,000	27,656
Suncor Energy, Inc.
3.60%, 12/01/2024	210,000	214,872
5.95%, 12/01/2034	140,000	168,659
Sunoco Logistics Partners Operations, LP
4.25%, 04/01/2024	47,000	47,538
4.95%, 01/15/2043	198,000	184,654
5.30%, 04/01/2044	50,000	48,744
5.35%, 05/15/2045	133,000	130,361
5.50%, 02/15/2020	180,000	192,142
5.95%, 12/01/2025	100,000	112,460
6.10%, 02/15/2042	150,000	157,609

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
TC PipeLines, LP 3.90%, 05/25/2027	$ 70,000	$ 69,846
Tosco Corp. 7.80%, 01/01/2027	100,000	129,362
Total Capital Canada, Ltd. 2.75%, 07/15/2023	70,000	70,377
Total Capital International SA
2.70%, 01/25/2023	150,000	150,766
2.75%, 06/19/2021	250,000	254,918
3.75%, 04/10/2024	29,000	30,633
TransCanada PipeLines, Ltd.
4.88%, 01/15/2026	162,000	181,204
6.20%, 10/15/2037	100,000	127,429
Valero Energy Corp. 7.50%, 04/15/2032	65,000	83,398
Western Gas Partners, LP
4.65%, 07/01/2026	76,000	77,796
5.38%, 06/01/2021	69,000	74,074
5.45%, 04/01/2044	168,000	170,540
Williams Partners, LP 3.90%, 01/15/2025	68,000	68,747
Williams Partners, LP / ACMP Finance Corp. 4.88%, 05/15/2023	230,000	238,653

		23,137,045

Pharmaceuticals - 0.7%
Allergan Funding SCS
2.35%, 03/12/2018	215,000	215,898
3.85%, 06/15/2024	302,000	315,043
4.55%, 03/15/2035	598,000	638,262
Allergan, Inc.
2.80%, 03/15/2023	288,000	285,171
3.38%, 09/15/2020	91,000	93,728
Baxalta, Inc.
2.00%, 06/22/2018	170,000	170,274
3.60%, 06/23/2022	67,000	69,381
5.25%, 06/23/2045	28,000	32,863
Bayer US Finance LLC
1.50%, 10/06/2017 (B)	200,000	199,953
3.38%, 10/08/2024 (B)	200,000	204,781
Eli Lilly & Co. 1.25%, 03/01/2018	125,000	124,872
Forest Laboratories LLC 5.00%, 12/15/2021 (B)	139,000	151,761
Johnson & Johnson 4.38%, 12/05/2033	46,000	52,318
Merck & Co., Inc.
2.80%, 05/18/2023	121,000	123,294
3.70%, 02/10/2045	20,000	19,945
Mylan NV
2.50%, 06/07/2019	162,000	163,294
3.95%, 06/15/2026 (F)	93,000	94,231
5.25%, 06/15/2046	64,000	70,010
Mylan, Inc.
3.13%, 01/15/2023 (B)	250,000	248,728
5.40%, 11/29/2043	100,000	110,073
Pfizer, Inc. 1.45%, 06/03/2019	159,000	158,372

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals (continued)
Sanofi 1.25%, 04/10/2018	$ 240,000	$ 239,725
Shire Acquisitions Investments Ireland DAC
2.40%, 09/23/2021	210,000	207,551
2.88%, 09/23/2023	111,000	110,020
Teva Pharmaceutical Finance Co. LLC 6.15%, 02/01/2036 (F)	380,000	446,639
Teva Pharmaceutical Finance Netherlands III BV
1.70%, 07/19/2019	145,000	143,703
2.80%, 07/21/2023	446,000	433,800
4.10%, 10/01/2046 (F)	30,000	27,632

		5,151,322

Professional Services - 0.0% (G)
Equifax, Inc. 2.30%, 06/01/2021	57,000	56,609

Real Estate Management & Development - 0.0% (G)
Ontario Teachers’ Cadillac Fairview Properties Trust 3.88%, 03/20/2027 (B)	325,000	333,082

Road & Rail - 0.4%
Burlington Northern Santa Fe LLC
3.00%, 03/15/2023	50,000	51,274
3.05%, 03/15/2022	87,000	89,850
3.45%, 09/15/2021	22,000	22,934
3.60%, 09/01/2020	25,000	26,128
3.75%, 04/01/2024	124,000	131,429
4.38%, 09/01/2042	88,000	94,527
5.15%, 09/01/2043	154,000	184,347
6.15%, 05/01/2037	70,000	92,272
6.70%, 08/01/2028	50,000	65,429
Canadian Pacific Railway Co.
2.90%, 02/01/2025	208,000	206,142
4.50%, 01/15/2022	370,000	396,679
6.13%, 09/15/2115	57,000	71,498
7.13%, 10/15/2031	50,000	68,215
CSX Corp.
3.40%, 08/01/2024	350,000	361,643
3.95%, 05/01/2050	42,000	40,952
4.25%, 06/01/2021	22,000	23,455
4.75%, 05/30/2042	16,000	17,708
5.50%, 04/15/2041	37,000	44,550
Norfolk Southern Corp.
3.95%, 10/01/2042	35,000	34,716
6.00%, 03/15/2105 - 05/23/2111	290,000	348,549
Ryder System, Inc.
2.50%, 03/01/2018 - 05/11/2020, MTN	138,000	138,742
2.65%, 03/02/2020, MTN	79,000	79,560
Union Pacific Corp.
2.75%, 04/15/2023 (F)	10,000	10,100
2.95%, 01/15/2023	16,000	16,378
3.65%, 02/15/2024	37,000	39,127
4.30%, 06/15/2042	20,000	21,257
Union Pacific Railroad Co. Pass-Through Trust
2.70%, 05/12/2027	279,399	273,671
4.70%, 01/02/2024	40,322	42,842

		2,993,974

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Semiconductors & Semiconductor Equipment - 0.3%
Analog Devices, Inc.
3.13%, 12/05/2023	$ 73,000	$ 73,779
4.50%, 12/05/2036	140,000	145,064
Broadcom Corp. / Broadcom Cayman Finance, Ltd.
3.63%, 01/15/2024 (B)	422,000	431,705
3.88%, 01/15/2027 (B)	336,000	345,038
Intel Corp.
1.35%, 12/15/2017	260,000	259,936
3.10%, 07/29/2022	40,000	41,440
3.15%, 05/11/2027	200,000	200,684
3.70%, 07/29/2025	107,000	112,332
4.00%, 12/15/2032	221,000	233,168
KLA-Tencor Corp. 2.38%, 11/01/2017	162,000	162,378
QUALCOMM, Inc.
1.40%, 05/18/2018	110,000	109,931
2.60%, 01/30/2023	17,000	16,938
3.25%, 05/20/2027	157,000	157,359

		2,289,752

Software - 0.6%
Microsoft Corp.
0.88%, 11/15/2017	23,000	22,968
1.30%, 11/03/2018	250,000	249,603
1.55%, 08/08/2021	100,000	97,843
2.38%, 05/01/2023	54,000	53,780
2.88%, 02/06/2024	353,000	358,742
3.30%, 02/06/2027	139,000	143,180
3.50%, 02/12/2035	185,000	186,526
3.95%, 08/08/2056	88,000	88,013
4.00%, 02/12/2055	57,000	57,720
4.10%, 02/06/2037	250,000	269,280
4.20%, 11/03/2035	103,000	112,544
4.50%, 02/06/2057	219,000	241,119
4.75%, 11/03/2055	109,000	124,507
Oracle Corp.
1.20%, 10/15/2017	260,000	259,870
2.40%, 09/15/2023	101,000	99,689
2.95%, 05/15/2025	450,000	452,202
3.85%, 07/15/2036	200,000	206,752
3.90%, 05/15/2035	240,000	247,315
4.30%, 07/08/2034	887,000	962,405
6.13%, 07/08/2039	82,000	107,317

		4,341,375

Specialty Retail - 0.1%
AutoZone, Inc. 2.50%, 04/15/2021	100,000	99,739
Home Depot, Inc.
2.13%, 09/15/2026	51,000	47,678
2.63%, 06/01/2022	40,000	40,605
3.00%, 04/01/2026	53,000	53,283
3.50%, 09/15/2056	36,000	32,618
4.20%, 04/01/2043	121,000	128,306
Lowe’s Cos., Inc.
3.13%, 09/15/2024	75,000	76,704
3.38%, 09/15/2025	119,000	122,920
4.65%, 04/15/2042	54,000	59,698

		661,551

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Technology Hardware, Storage & Peripherals - 0.4%
Apple, Inc.
1.42% (A), 05/03/2018	$ 138,000	$ 138,291
2.40%, 05/03/2023	256,000	253,985
2.45%, 08/04/2026	259,000	247,659
2.85%, 05/11/2024	88,000	88,426
3.00%, 02/09/2024 - 06/20/2027	459,000	461,419
3.20%, 05/13/2025 - 05/11/2027	335,000	340,761
3.45%, 05/06/2024 - 02/09/2045	205,000	200,680
3.85%, 08/04/2046	181,000	180,876
4.50%, 02/23/2036	85,000	95,380
Dell International LLC / EMC Corp.
3.48%, 06/01/2019 (B)	409,000	418,561
5.45%, 06/15/2023 (B)	261,000	283,229
6.02%, 06/15/2026 (B)	129,000	142,095
Dell, Inc. 7.10%, 04/15/2028	25,000	27,438
Hewlett Packard Enterprise Co. 2.85%, 10/05/2018	68,000	68,582
NetApp, Inc. 2.00%, 12/15/2017	200,000	200,258

		3,147,640

Tobacco - 0.1%
Altria Group, Inc. 2.63%, 01/14/2020	213,000	216,302
BAT International Finance PLC 1.85%, 06/15/2018 (B)	180,000	180,004
Philip Morris International, Inc. 1.25%, 11/09/2017	240,000	239,912
Reynolds American, Inc. 2.30%, 06/12/2018	150,000	150,653

		786,871

Trading Companies & Distributors - 0.2%
Air Lease Corp.
2.13%, 01/15/2018 - 01/15/2020	402,000	401,277
3.00%, 09/15/2023	194,000	192,884
3.88%, 04/01/2021 (F)	130,000	135,606
International Lease Finance Corp.
5.88%, 08/15/2022	200,000	225,792
8.63%, 01/15/2022	200,000	246,275

		1,201,834

Transportation Infrastructure - 0.1%
Penske Truck Leasing Co., LP / PTL Finance Corp.
2.88%, 07/17/2018 (B)	53,000	53,532
3.38%, 02/01/2022 (B)	277,000	283,754
4.25%, 01/17/2023 (B)	100,000	106,038

		443,324

Water Utilities - 0.0% (G)
American Water Capital Corp.
3.40%, 03/01/2025	183,000	189,238
4.00%, 12/01/2046	86,000	89,178

		278,416

Wireless Telecommunication Services - 0.1%
America Movil SAB de CV 6.13%, 03/30/2040	100,000	121,332
Crown Castle Towers LLC 3.22%, 05/15/2042 (B)	125,000	128,043

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Wireless Telecommunication Services (continued)
Rogers Communications, Inc. 8.75%, 05/01/2032	$ 50,000	$ 71,792
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC 3.36%, 03/20/2023 (B)	432,000	435,780

		756,947

Total Corporate Debt Securities (Cost $197,691,218)		201,609,191

FOREIGN GOVERNMENT OBLIGATIONS - 1.0%
Colombia - 0.1%
Colombia Government International Bond
4.00%, 02/26/2024	200,000	207,600
4.50%, 01/28/2026 (F)	200,000	213,000
5.00%, 06/15/2045	200,000	201,200
7.38%, 09/18/2037	100,000	128,600

		750,400

Israel - 0.6%
Israel Government AID Bond
5.50%, 09/18/2033	100,000	133,571
Series 2007-Z,
Zero Coupon, 08/15/2025	1,000,000	807,348
Series 2008-Z,
Zero Coupon, 02/15/2025	1,000,000	819,643
Series 2010-Z,
Zero Coupon, 02/15/2025	500,000	409,946
Israel Government AID Bond, Principal Only STRIPS
Series 2,
11/01/2024	1,980,000	1,638,020
Series 2004-Z,
08/15/2023	1,000,000	873,866

		4,682,394

Mexico - 0.2%
Mexico Government International Bond
3.60%, 01/30/2025	414,000	419,113
4.00%, 10/02/2023	232,000	242,649
4.13%, 01/21/2026	400,000	415,800
4.35%, 01/15/2047	104,000	97,677
5.55%, 01/21/2045	448,000	501,760
4.75%, 03/08/2044, MTN	60,000	60,060

		1,737,059

Peru - 0.0% (G)
Peru Government International Bond 5.63%, 11/18/2050	36,000	43,614

Poland - 0.0% (G)
Republic of Poland Government International Bond 4.00%, 01/22/2024	133,000	142,244

Supranational - 0.1%
African Development Bank 8.80%, 09/01/2019	225,000	256,045

Total Foreign Government Obligations (Cost $7,440,375)		7,611,756

	Principal	Value
MORTGAGE-BACKED SECURITIES - 3.4%
A10 Term Asset Financing LLC
Series 2013-2, Class A,
2.62%, 11/15/2027 (B)	$ 58,564	$ 58,531
Series 2013-2, Class B,
4.38%, 11/15/2027 (B)	250,000	249,421
Series 2014-1, Class A2,
3.02%, 04/15/2033 (B)	24,578	24,559
Access Point Funding Trust Series 2016-1, Class A, 6.25%, 02/16/2021 (C)	354,310	354,586
Ajax Mortgage Loan Trust
Series 2015-B, Class A,
3.88% (A), 07/25/2060 (B)	195,999	195,765
Series 2016-2, Class A,
4.13% (A), 10/25/2056 (B)	298,493	298,348
Alternative Loan Trust
Series 2004-2CB, Class 1A9,
5.75%, 03/25/2034	293,626	292,699
Series 2005-28CB, Class 1A4,
5.50%, 08/25/2035	209,348	193,060
Series 2005-54CB, Class 1A11,
5.50%, 11/25/2035	75,060	70,278
Alternative Loan Trust, Interest Only STRIPS
Series 2005-20CB, Class 3A8,
3.53% (A), 07/25/2035	362,188	46,663
Series 2005-22T1, Class A2,
3.85% (A), 06/25/2035	660,295	92,095
Series 2005-J1, Class 1A4,
3.88% (A), 02/25/2035	148,386	5,472
Americold LLC Series 2010-ARTA, Class A2FL, 2.64% (A), 01/14/2029 (B)	116,636	116,819
Angel Oak Mortgage Trust LLC Series 2015-1, Class A, 4.50% (A), 11/25/2045 (B)	108,373	108,514
ASG Resecuritization Trust Series 2009-3, Class A65, 2.76% (A), 03/26/2037 (B)	29,275	29,275
BAMLL Commercial Mortgage Securities Trust
Series 2012-PARK, Class A,
2.96%, 12/10/2030 (B)	100,000	101,814
Series 2014-520M, Class C,
4.35% (A), 08/15/2046 (B)	200,000	188,279
BAMLL Re-REMIC Trust Series 2015-FR11, Class A705, 1.84% (A), 09/27/2044 (B)	846,000	822,542
Banc of America Commercial Mortgage Trust Series 2007-5, Class A4, 5.49%, 02/10/2051	69,902	69,996
Banc of America Funding Trust
Series 2005-E, Class 4A1,
3.15% (A), 03/20/2035	101,555	102,511
Series 2010-R11A, Class 1A6,
4.95% (A), 08/26/2035 (B)	2,823	2,817
Banc of America Funding Trust, Principal Only STRIPS
Series 2004-1,
03/25/2034	25,107	20,655

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Banc of America Funding Trust, Principal Only STRIPS (continued)
Series 2005-7, Class 30,
11/25/2035	$ 25,495	$ 20,139
Series 2005-8, Class 30,
01/25/2036	8,477	6,424
Banc of America Mortgage Trust Series 2003-J, Class 3A2, 3.44% (A), 11/25/2033	88,530	88,745
BB-UBS Trust
Series 2012-SHOW, Class A,
3.43%, 11/05/2036 (B)	550,000	563,123
Series 2012-TFT, Class A,
2.89%, 06/05/2030 (B)	67,000	66,461
BCAP LLC Trust
Series 2010-RR7, Class 2A1,
3.17% (A), 07/26/2045 (B)	93,975	93,159
Series 2012-RR10, Class 1A1,
1.25% (A), 02/26/2037 (B)	93,851	92,746
Bear Stearns Alt-A Trust Series 2004-6, Class 1A, 1.86% (A), 07/25/2034	245,607	242,786
Bear Stearns ARM Trust Series 2006-1, Class A1, 2.91% (A), 02/25/2036	94,065	93,788
Bear Stearns Commercial Mortgage Securities Trust Series 2005-PWR9, Class C, 5.06% (A), 09/11/2042	197,138	200,074
CD Mortgage Trust
Series 2006-CD3, Class AM,
5.65%, 10/15/2048	337,218	343,594
Series 2007-CD5, Class AJ,
6.51% (A), 11/15/2044	230,000	231,689
Series 2007-CD5, Class AJA,
6.51% (A), 11/15/2044	150,000	151,565
Chase Mortgage Finance Trust
Series 2007-A1, Class 1A3,
3.45% (A), 02/25/2037	119,853	119,043
Series 2007-A2, Class 2A1,
3.18% (A), 07/25/2037	49,531	50,110
CHL Mortgage Pass-Through Trust
Series 2004-3, Class A26,
5.50%, 04/25/2034	72,728	74,110
Series 2004-3, Class A4,
5.75%, 04/25/2034	43,637	44,668
Series 2004-7, Class 2A1,
3.52% (A), 06/25/2034	25,679	25,256
Series 2004-8, Class 2A1,
4.50%, 06/25/2019	6,038	6,122
Series 2004-HYB1, Class 2A,
3.22% (A), 05/20/2034	21,655	20,625
Series 2005-22, Class 2A1,
3.19% (A), 11/25/2035	159,508	136,873
Citigroup Commercial Mortgage Trust
Series 2007-C6, Class A1A,
5.87% (A), 12/10/2049	4,533	4,530
Series 2013-SMP, Class A,
2.11%, 01/12/2030 (B)	86,477	86,592

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Citigroup Mortgage Loan Trust Series 2003-1, Class 2A5, 5.25%, 10/25/2033	$ 23,162	$ 23,493
COMM Mortgage Trust
Series 2013-SFS, Class A2,
3.09% (A), 04/12/2035 (B)	125,000	126,536
Series 2014-PAT, Class A,
1.79% (A), 08/13/2027 (B)	198,000	198,062
Series 2014-TWC, Class A,
1.98% (A), 02/13/2032 (B)	2,015,000	2,018,767
Series 2014-TWC, Class B,
2.82% (A), 02/13/2032 (B)	500,000	501,714
Series 2015-CR25, Class A4,
3.76%, 08/10/2048	422,000	441,552
Commercial Mortgage Trust Series 2006-GG7, Class AM, 5.95% (A), 07/10/2038	20,895	20,886
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-21, Class 1A4,
5.25%, 09/25/2033	30,719	31,508
Series 2003-27, Class 5A4,
5.25%, 11/25/2033	44,787	45,354
Series 2004-5, Class 3A1,
5.25%, 08/25/2019	11,194	11,289
CSMC Trust Series 2010-11R, Class A6, 2.29% (A), 06/28/2047 (B)	139,151	138,699
GMAC Commercial Mortgage Securities, Inc. Trust Series 2004-C3, Class B, 4.97%, 12/10/2041	56,514	57,265
GS Mortgage Securities Corp. II Series 2013-KING, Class A, 2.71%, 12/10/2027 (B)	129,932	131,529
GS Mortgage Securities Corp. Trust
Series 2012-ALOH, Class A,
3.55%, 04/10/2034 (B)	750,000	786,521
Series 2013-NYC5, Class A,
2.32%, 01/10/2030 (B)	100,000	100,249
GS Mortgage Securities Trust Series 2011-GC5, Class D, 5.57% (A), 08/10/2044 (B)	200,000	196,370
GSMPS Mortgage Loan Trust
Series 2005-RP2, Class 1AF,
1.57% (A), 03/25/2035 (B)	177,891	157,101
Series 2005-RP3, Class 1AF,
1.57% (A), 09/25/2035 (B)	109,218	95,158
GSR Mortgage Loan Trust
Series 2004-6F, Class 2A4,
5.50%, 05/25/2034	66,736	68,597
Series 2004-8F, Class 2A3,
6.00%, 09/25/2034	42,594	43,783
Series 2005-7F, Class 3A9,
6.00%, 09/25/2035	80,443	85,458
Series 2006-1F, Class 2A4,
6.00%, 02/25/2036	87,918	76,897
Series 2007-1F, Class 2A4,
5.50%, 01/25/2037	127,731	126,698

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
HILT Mortgage Trust Series 2014-ORL, Class A, 2.06% (A), 07/15/2029 (B)	$ 850,000	$ 848,766
Homeowner Assistance Program Reverse Mortgage Loan Trust Series 2013-RM1, Class A, 4.00%, 05/26/2053 (B) (C)	273,274	271,907
Impac Secured Assets Trust
Series 2006-1, Class 2A1,
1.57% (A), 05/25/2036	107,839	102,402
Series 2006-2, Class 2A1,
1.57% (A), 08/25/2036	19,321	18,869
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2004-CBX, Class B,
5.02% (A), 01/12/2037	268,186	272,780
Series 2007-C1, Class A4,
5.72%, 02/15/2051	351,502	353,465
JPMorgan Chase Commercial Mortgage Securities Trust, Interest Only STRIPS Series 2006-LDP8, Class X, 0.53% (A), 05/15/2045	302,891	3
JPMorgan Mortgage Trust Series 2006-A2, Class 5A3, 3.14% (A), 11/25/2033	43,319	44,026
Ladder Capital Commercial Mortgage Trust Series 2013-GCP, Class A2, 3.99%, 02/15/2036 (B)	154,000	160,710
LB-UBS Commercial Mortgage Trust Series 2008-C1, Class A2, 6.30% (A), 04/15/2041	47,660	48,580
MASTR Adjustable Rate Mortgages Trust
Series 2004-13, Class 2A1,
3.08% (A), 04/21/2034	55,647	57,204
Series 2004-13, Class 3A7,
3.19% (A), 11/21/2034	32,202	32,944
Series 2004-3, Class 4A2,
3.05% (A), 04/25/2034	32,274	30,139
MASTR Alternative Loan Trust
Series 2004-10, Class 1A1,
4.50%, 09/25/2019	12,687	12,728
Series 2004-5, Class 5A1,
4.75%, 06/25/2019	8,220	8,246
MASTR Resecuritization Trust, Principal Only STRIPS Series 2005, Class 3, 05/28/2035 (B)	21,297	16,144
Merrill Lynch Mortgage Investors Trust
Series 2003-E, Class A1,
1.84% (A), 10/25/2028	384,295	373,794
Series 2004-1, Class 2A1,
3.08% (A), 12/25/2034	91,765	92,151
Series 2004-A, Class A1,
1.68% (A), 04/25/2029	279,131	268,851
ML-CFC Commercial Mortgage Trust Series 2007-9, Class A4, 5.70%, 09/12/2049	58,958	59,004
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C14, Class A3, 3.67%, 02/15/2047	350,000	364,848

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Capital I Trust
Series 2008-T29, Class A4,
6.50% (A), 01/11/2043	$ 203,016	$ 205,949
Series 2011-C3, Class A3,
4.05%, 07/15/2049	86,828	89,835
Morgan Stanley Re-REMIC Trust
Series 2012-IO, Class AXA,
1.00%, 03/27/2051 (B)	64,362	64,301
Series 2012-XA, Class B,
0.25%, 07/27/2049 (B)	150,000	140,580
Morgan Stanley Reremic Trust Series 2012-XA, Class A, 2.00%, 07/27/2049 (B)	17,326	17,330
MortgageIT Trust Series 2005-1, Class 1A1, 1.86% (A), 02/25/2035	34,136	33,111
Nomura Asset Acceptance Corp. Alternative Loan Trust
Series 2003-A1, Class A2,
6.00%, 05/25/2033	9,958	10,126
Series 2003-A1, Class A5,
7.00%, 04/25/2033	10,096	10,352
PFP, Ltd.
Series 2015-2, Class A,
2.62% (A), 07/14/2034 (B)	163,203	163,189
Series 2015-2, Class C,
4.42% (A), 07/14/2034 (B)	340,000	340,467
Series 2015-2, Class D,
5.17% (A), 07/14/2034 (B)	100,000	100,231
PHH Alternative Mortgage Trust, Interest Only STRIPS Series 2007-2, Class 2X, 6.00%, 05/25/2037	218,815	53,696
RAIT Trust
Series 2015-FL4, Class A,
2.51% (A), 12/15/2031 (B)	17,360	17,407
Series 2015-FL5, Class B,
5.06% (A), 01/15/2031 (B)	295,000	295,481
RALI Trust
Series 2002-QS16, Class A3,
14.08% (A), 10/25/2017	587	595
Series 2003-QS3, Class A2,
13.82% (A), 02/25/2018	862	882
Series 2004-QS3, Class CB,
5.00%, 03/25/2019	20,520	20,469
RBS Commercial Funding, Inc. Series 2013-SMV, Class A, 3.26%, 03/11/2031 (B)	160,000	159,672
Resource Capital Corp., Ltd.
Series 2015-CRE4, Class A,
2.57% (A), 08/15/2032 (B)	59,096	58,933
Series 2015-CRE4, Class B,
4.17% (A), 08/15/2032 (B)	153,000	151,470
Sequoia Mortgage Trust
Series 2003-1, Class 1A,
1.97% (A), 04/20/2033	169,738	161,111
Series 2004-11, Class A1,
1.81% (A), 12/20/2034	133,294	131,142

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Sequoia Mortgage Trust (continued)
Series 2004-8, Class A1,
1.91% (A), 09/20/2034	$ 305,042	$ 291,228
Series 2004-9, Class A1,
1.89% (A), 10/20/2034	227,985	217,303
Springleaf Mortgage Loan Trust
Series 2013-2A, Class A,
1.78% (A), 12/25/2065 (B)	135,010	134,738
Series 2013-2A, Class M1,
3.52% (A), 12/25/2065 (B)	125,000	124,798
Series 2013-3A, Class M1,
3.79% (A), 09/25/2057 (B)	153,000	152,704
Structured Adjustable Rate Mortgage Loan Trust Series 2004-1, Class 4A4, 3.40% (A), 02/25/2034	347,973	349,926
Structured Asset Mortgage Investments II Trust
Series 2003-AR4, Class A1,
1.91% (A), 01/19/2034	362,623	351,220
Series 2004-AR1, Class 1A1,
1.91% (A), 03/19/2034	347,969	337,471
Series 2004-AR5, Class 1A1,
1.87% (A), 10/19/2034	57,172	54,794
Series 2005-AR5, Class A3,
1.46% (A), 07/19/2035	160,402	156,089
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
Series 2003-29, Class 1A1,
4.75%, 09/25/2018	16,942	17,039
Series 2003-33H, Class 1A1,
5.50%, 10/25/2033	68,059	69,295
Thornburg Mortgage Securities Trust Series 2004-4, Class 3A, 2.74% (A), 12/25/2044	111,883	111,313
TIAA Seasoned Commercial Mortgage Trust Series 2007-C4, Class C, 5.47% (A), 08/15/2039	240,000	241,468
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 06/10/2030 (B)	231,000	236,968
UBS-Barclays Commercial Mortgage Trust
Series 2012-C2, Class A4,
3.53%, 05/10/2063	130,000	135,351
Series 2013-C6, Class A4,
3.24%, 04/10/2046	286,000	293,277
UBS-Barclays Commercial Mortgage Trust, Interest Only STRIPS Series 2012-C2, Class XA, 1.54% (A), 05/10/2063 (B)	811,073	43,767
VNDO Mortgage Trust
Series 2012-6AVE, Class A,
3.00%, 11/15/2030 (B)	544,235	555,454
Series 2013-PENN, Class A,
3.81%, 12/13/2029 (B)	400,000	418,995
Wachovia Bank Commercial Mortgage Trust, Interest Only STRIPS Series 2006-C24, Class XC, 0.13% (A), 03/15/2045 (B)	666,485	2

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
WaMu Mortgage Pass-Through Certificates Trust
Series 2003-AR11, Class A6,
2.85% (A), 10/25/2033	$ 110,566	$ 111,618
Series 2003-AR6, Class A1,
3.23% (A), 06/25/2033	36,214	36,324
Series 2003-S3, Class 1A4,
5.50%, 06/25/2033	59,117	61,060
Series 2003-S9, Class A8,
5.25%, 10/25/2033	63,520	65,966
Series 2004-AR3, Class A2,
3.13% (A), 06/25/2034	21,608	21,898
Washington Mutual Mortgage Pass-Through Certificates Trust Series 2005-4, Class CB7, 5.50%, 06/25/2035	171,159	160,191
Washington Mutual Mortgage Pass-Through Certificates Trust, Interest Only STRIPS
Series 2005-2, Class 1A4,
3.83% (A), 04/25/2035	570,113	78,603
Series 2005-3, Class CX,
5.50%, 05/25/2035	202,549	40,201
Washington Mutual MSC Mortgage Pass-Through Certificates Trust, Principal Only STRIPS Series 2003-MS7, Class P, 03/25/2033	5,124	4,404
Wells Fargo Commercial Mortgage Trust
Series 2013-120B, Class A,
2.80% (A), 03/18/2028 (B)	400,000	404,727
Series 2014-LC16, Class A2,
2.82%, 08/15/2050	800,000	812,284
Series 2016-C35, Class A4,
2.93%, 07/15/2048	1,103,000	1,085,069
Wells Fargo Mortgage-Backed Securities Trust
Series 2003-G, Class A1,
2.99% (A), 06/25/2033	96,914	97,396
Series 2003-K, Class 1A1,
2.90% (A), 11/25/2033	14,813	14,917
Series 2004-EE, Class 3A1,
3.58% (A), 12/25/2034	99,043	102,436
Series 2004-I, Class 1A1,
3.18% (A), 07/25/2034	94,005	95,489
Series 2004-P, Class 2A1,
3.03% (A), 09/25/2034	110,834	113,034
Series 2004-V, Class 1A1,
3.31% (A), 10/25/2034	31,604	31,882
Series 2005-AR16, Class 2A1,
3.19% (A), 02/25/2034	88,214	89,885
Series 2005-AR3, Class 1A1,
3.31% (A), 03/25/2035	388,441	397,173
Series 2005-AR8, Class 2A1,
3.26% (A), 06/25/2035	25,201	25,741

Total Mortgage-Backed Securities (Cost $25,177,777)		25,497,795

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS - 0.1%
California - 0.0% (G)
City of Los Angeles Department of Airports, Revenue Bonds, Series C, 6.58%, 05/15/2039	$ 65,000	$ 84,193

New York - 0.1%
Port Authority of New York & New Jersey, Revenue Bonds
4.46%, 10/01/2062	225,000	245,140
5.65%, 11/01/2040	155,000	196,156

		441,296

Ohio - 0.0% (G)
Ohio State University, Revenue Bonds
Series A,
4.05%, 12/01/2056	106,000	107,928
4.80%, 06/01/2111	130,000	133,567

		241,495

Total Municipal Government Obligations (Cost $709,266)		766,984

U.S. GOVERNMENT AGENCY OBLIGATIONS - 31.8%
Federal Home Loan Banks 5.50%, 07/15/2036	150,000	203,025
Federal Home Loan Mortgage Corp.
1.71% (A), 07/15/2042 - 03/15/2044	2,125,587	2,141,018
2.81%, 09/25/2024	591,000	598,978
2.82% (A), 02/01/2036	130,789	138,628
2.86% (A), 10/01/2036	48,740	51,662
2.94% (A), 01/01/2035	44,196	46,502
2.99% (A), 09/01/2034	58,589	61,760
3.00%, 08/15/2042 - 01/15/2044	3,676,458	3,652,555
3.01% (A), 05/01/2036	37,143	39,103
3.03% (A), 07/01/2036	52,478	54,727
3.06% (A), 08/01/2036	48,778	50,649
3.14% (A), 11/01/2036	44,967	47,843
3.18% (A), 10/01/2036	34,152	35,603
3.20% (A), 03/01/2037	44,211	46,103
3.23% (A), 12/01/2036	5,638	5,936
3.40% (A), 02/01/2037	86,803	91,481
3.50%, 01/01/2032 - 06/01/2043	3,230,346	3,332,200
3.67% (A), 06/01/2036	148,601	158,396
4.00%, 06/01/2042 - 01/01/2046	2,932,476	3,113,885
4.50%, 05/01/2041	337,568	362,947
5.00%, 10/01/2017 - 04/01/2018	12,129	12,439
5.50%, 06/01/2020 - 08/01/2038	48,905	53,946
6.00%, 02/01/2019 - 12/01/2034	187,313	204,511
6.50%, 12/01/2017 - 11/01/2036	37,669	42,383
7.00%, 01/01/2031	97,236	111,279
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
1.70% (A), 09/25/2022	838,149	841,300
2.27%, 01/25/2023	1,500,000	1,497,078
2.36%, 08/25/2022	992,000	998,603
2.60%, 09/25/2020	138,983	141,539
2.62%, 01/25/2023	1,250,000	1,266,423
2.72%, 07/25/2026	896,000	886,361
2.74%, 09/25/2025	2,650,000	2,635,676

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates (continued)
2.77%, 05/25/2025	$ 750,000	$ 753,756
2.84%, 09/25/2022	574,000	588,546
2.93%, 01/25/2023	693,000	711,547
3.08%, 01/25/2031	1,179,000	1,168,072
3.39%, 03/25/2024	857,000	902,579
3.49%, 01/25/2024	1,300,000	1,376,615
Federal Home Loan Mortgage Corp. REMIC
1.40% (A), 07/15/2037	356,580	356,879
1.51% (A), 06/15/2043	1,242,151	1,234,301
1.56% (A), 10/15/2041	437,086	438,862
1.60% (A), 02/15/2037	12,449	12,480
1.61% (A), 03/15/2039 - 08/15/2039	398,659	399,559
1.71% (A), 08/15/2037	659,428	661,656
1.84% (A), 11/15/2037	375,121	379,996
3.50%, 08/15/2039	2,115,302	2,195,437
4.00%, 12/15/2041	434,448	463,025
4.50%, 02/15/2020	8,987	9,136
5.00%, 12/15/2022 - 05/15/2041	772,632	852,327
5.50%, 12/15/2022 - 05/15/2038	667,028	733,800
5.50% (A), 05/15/2041	117,937	123,554
6.00%, 05/15/2027 - 09/15/2036	1,458,829	1,631,467
6.38%, 03/15/2032	119,243	136,958
6.40%, 11/15/2023	34,989	37,497
6.50%, 08/15/2031 - 07/15/2036	598,913	676,866
7.00%, 03/15/2024 - 05/15/2032	993,420	1,137,337
7.25%, 09/15/2030 - 12/15/2030	239,200	279,759
7.50%, 02/15/2023 - 08/15/2030	111,177	125,517
8.00%, 01/15/2030	193,387	230,472
8.50%, 09/15/2020	510	525
8.68% (A), 07/15/2032	62,174	74,268
10.97% (A), 07/15/2033	38,336	47,234
12.63% (A), 09/15/2033	9,863	12,653
13.64% (A), 02/15/2040	100,000	133,243
20.24% (A), 06/15/2034	56,024	72,359
Federal Home Loan Mortgage Corp. REMIC, Interest Only STRIPS
1.91% (A), 01/15/2040	229,793	12,823
4.50%, 07/15/2037	46,751	1,190
4.84% (A), 11/15/2037 - 02/15/2039	154,411	24,861
5.04% (A), 06/15/2038	307,553	39,786
5.21% (A), 10/15/2037	590,399	104,020
5.26% (A), 11/15/2037	70,440	9,553
5.64% (A), 04/15/2038	48,694	8,559
5.94% (A), 07/15/2036	19,168	2,272
6.84% (A), 03/15/2032	37,303	8,095
Federal Home Loan Mortgage Corp. REMIC, Principal Only STRIPS 03/15/2019 - 01/15/2040	356,509	322,346
Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates
1.89% (A), 10/25/2044	244,560	247,944
5.66% (A), 07/25/2032	170,562	185,761
6.50%, 02/25/2043	157,672	185,770
7.00%, 02/25/2043	49,407	57,781
7.50% (A), 08/25/2042	71,678	87,150

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp., Interest Only STRIPS 5.00%, 09/15/2035	$ 59,634	$ 11,322
Federal National Mortgage Association
Zero Coupon, 10/09/2019	675,000	647,512
1.35% (A), 01/01/2023	908,378	905,575
1.43% (A), 07/01/2024	1,250,000	1,244,689
1.44% (A), 09/01/2024	1,000,000	995,242
1.48% (A), 09/01/2024 - 11/25/2046	1,142,925	1,144,753
1.54% (A), 08/25/2019	53,653	53,641
1.57% (A), 09/25/2042	587,373	583,994
1.77% (A), 08/25/2042	582,936	588,581
1.93% (A), 11/25/2022	705,005	708,964
1.94%, 07/01/2019	946,487	947,394
2.01%, 07/01/2019 - 06/01/2020	2,941,918	2,954,180
2.03%, 03/25/2019 - 08/01/2019	1,200,922	1,206,208
2.34%, 01/01/2023	937,035	949,983
2.38%, 12/01/2022 - 10/01/2026	1,953,273	1,929,995
2.39% (A), 01/25/2023	1,000,000	1,003,393
2.40%, 02/01/2023	1,000,000	1,007,987
2.46%, 02/01/2023	902,988	915,056
2.49%, 05/25/2026	1,000,000	972,061
2.51%, 06/01/2023	923,892	936,143
2.52%, 05/01/2023	1,000,000	1,010,354
2.57% (A), 12/25/2026	1,600,000	1,555,198
2.57%, 08/01/2028	2,850,000	2,748,917
2.58%, 09/01/2028	2,500,000	2,405,821
2.59%, 09/01/2028 - 10/01/2028	5,504,029	5,328,727
2.61% (A), 10/25/2021	1,000,000	1,020,348
2.65%, 08/01/2022	500,000	511,088
2.66%, 12/01/2022	1,000,000	1,021,652
2.67%, 07/01/2022	1,500,000	1,534,594
2.70%, 07/01/2026	1,500,000	1,488,280
2.71%, 04/01/2023	1,340,807	1,365,370
2.77%, 06/01/2023	876,614	897,468
2.86%, 06/01/2028	650,000	648,882
2.90%, 06/25/2027	1,347,000	1,337,608
2.92%, 12/01/2024	1,000,000	1,019,308
2.93%, 06/01/2030	3,200,000	3,159,485
2.94% (A), 01/01/2036	47,849	50,351
2.97%, 06/01/2030	1,321,000	1,306,047
3.00%, 01/01/2043	760,328	761,429
3.02%, 07/01/2023	2,750,000	2,844,263
3.02% (A), 08/25/2024	636,000	652,427
3.03%, 12/01/2021	449,649	465,334
3.09% (A), 04/25/2027	1,167,000	1,184,706
3.10%, 09/01/2025	1,000,000	1,026,401
3.12%, 01/01/2022 - 11/01/2026	1,496,475	1,524,255
3.23%, 08/01/2027	1,945,436	1,989,291
3.24%, 10/01/2026 - 12/01/2026	1,955,322	2,014,463
3.29%, 08/01/2026	2,500,000	2,586,211
3.30%, 12/01/2026 - 04/25/2029	1,937,000	1,985,368
3.34%, 02/01/2027 - 07/01/2030	2,000,000	2,074,812
3.35% (A), 03/25/2024	1,750,000	1,834,377
3.36%, 12/01/2027	1,075,618	1,117,030
3.38%, 01/01/2018 - 12/01/2023	2,000,000	2,077,601
3.41% (A), 01/01/2038	10,297	10,719
3.42%, 05/01/2024	600,000	628,571
3.45%, 01/01/2024	993,791	1,049,126

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
3.50%, 08/01/2032 - 01/01/2044	$ 8,335,185	$ 8,617,165
3.50% (A), 01/25/2024	3,000,000	3,183,836
3.51% (A), 12/25/2023	1,776,000	1,877,967
3.59%, 10/01/2020	94,050	98,642
3.64%, 10/01/2020	1,295,075	1,358,805
3.65%, 04/25/2021	240,963	245,094
3.67%, 07/01/2023	2,000,000	2,139,727
3.73%, 06/01/2018 - 06/25/2021	1,651,753	1,692,459
3.74%, 07/01/2023	494,098	526,181
3.76%, 04/25/2021 - 12/01/2035	3,451,792	3,639,715
3.77%, 08/01/2021	660,207	700,290
3.86%, 07/01/2021	905,620	962,524
3.87%, 08/01/2021	914,470	973,265
3.92%, 08/01/2021	1,417,099	1,511,279
3.94%, 07/01/2021	500,000	534,135
3.97%, 06/01/2021 - 07/01/2021	919,960	981,324
3.98%, 08/01/2021	953,151	1,017,104
3.99%, 07/01/2021	449,525	479,875
4.00%, 07/01/2042 - 08/01/2044	2,833,058	2,994,910
4.02%, 08/01/2021 - 11/01/2028	1,568,092	1,682,625
4.05%, 08/01/2021	774,137	829,175
4.06%, 07/01/2021 - 09/01/2021	1,438,601	1,541,290
4.16%, 03/01/2021	450,421	480,047
4.23%, 03/01/2020	843,263	884,636
4.24%, 06/01/2021	944,455	1,012,942
4.25%, 04/01/2021	500,000	536,327
4.26%, 06/01/2021	342,712	365,289
4.32%, 06/01/2021	735,430	790,763
4.38%, 04/01/2020	164,595	174,033
4.39%, 05/01/2021	237,646	255,714
4.45%, 07/01/2026	459,182	501,420
4.50%, 08/01/2018 - 03/01/2019	118,665	121,518
4.65%, 06/01/2021	918,223	996,588
5.00%, 09/01/2018 - 08/01/2040	412,349	439,831
5.50%, 09/01/2017 - 05/01/2036	305,804	330,440
5.86%, 10/01/2017	218,311	220,162
6.00%, 12/01/2032 - 11/01/2037	463,867	519,705
6.50%, 08/01/2020 - 10/01/2036	72,996	79,734
7.00%, 09/01/2017	15	15
8.00%, 11/01/2037	6,488	7,199
Federal National Mortgage Association REMIC
1.24% (A), 06/27/2036	57,754	56,561
1.52% (A), 08/25/2041	272,523	272,570
1.57% (A), 04/25/2035 - 08/25/2036	103,467	103,682
1.62% (A), 10/25/2042	592,211	590,330
1.72% (A), 05/25/2035 - 10/25/2042	1,364,101	1,357,990
3.00%, 01/25/2046	635,208	648,207
4.00%, 10/25/2025 - 04/25/2033	963,522	1,017,203
4.50%, 07/25/2029	1,000,000	1,094,752
5.00%, 09/25/2023 - 08/25/2040	1,443,416	1,624,058
5.50%, 04/25/2023 - 07/25/2038	1,936,945	2,110,596
5.54% (A), 12/25/2042	131,264	143,115
5.75%, 06/25/2033	235,367	264,661
6.00%, 11/25/2032 - 11/25/2039	556,638	623,742
6.07% (A), 08/25/2033	54,349	58,482
6.12% (A), 12/25/2042	70,420	80,581
6.15% (A), 10/25/2042	27,212	32,054

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association REMIC (continued)
6.50%, 02/25/2022 - 05/25/2044	$ 571,416	$ 649,983
6.79% (A), 07/25/2023	125,207	136,554
7.00%, 03/25/2031 - 11/25/2041	1,138,670	1,327,606
8.00%, 05/25/2022	17,139	18,694
8.99% (A), 07/25/2035	111,464	129,516
9.50%, 06/25/2018	771	780
10.00% (A), 03/25/2032	5,799	7,363
10.47% (A), 09/25/2033	13,310	15,640
11.12% (A), 07/25/2033	27,163	33,095
11.57% (A), 03/25/2038	8,744	10,428
12.25% (A), 12/25/2032	8,076	9,613
13.08% (A), 11/25/2031	27,487	37,369
13.16% (A), 05/25/2034	32,289	40,685
14.33% (A), 07/25/2035	83,349	114,249
16.18% (A), 04/25/2034 - 05/25/2034	168,179	239,724
16.46% (A), 08/25/2032	18,778	20,387
18.84% (A), 06/25/2035	80,271	99,548
19.14% (A), 05/25/2034	14,406	20,586
20.11% (A), 03/25/2036	24,372	35,080
21.24% (A), 02/25/2032	5,589	9,282
21.34% (A), 10/25/2036	10,239	15,574
21.70% (A), 12/25/2036	15,109	22,300
Federal National Mortgage Association REMIC, Interest Only STRIPS
0.92% (A), 08/25/2042	348,753	9,206
1.49% (A), 01/25/2038	70,253	3,886
1.90% (A), 04/25/2041	161,753	8,032
4.63% (A), 09/25/2038	175,724	22,034
4.69% (A), 02/25/2038	125,574	17,975
4.88% (A), 06/25/2037	67,260	10,708
4.96% (A), 12/25/2039	22,766	2,989
4.98% (A), 03/25/2038	20,467	2,766
5.00%, 03/25/2023	13,042	252
5.20% (A), 04/25/2040	39,697	6,014
5.28% (A), 06/25/2023	21,623	1,450
5.31% (A), 01/25/2041	389,856	73,876
5.32% (A), 09/25/2037	65,568	12,774
5.33% (A), 02/25/2039	46,689	9,060
5.36% (A), 06/25/2036	43,503	6,684
5.48% (A), 03/25/2036	759,949	152,359
5.93% (A), 07/25/2037	120,996	26,195
6.50%, 05/25/2033	34,413	8,488
7.00%, 06/25/2033	43,594	10,686
Federal National Mortgage Association REMIC, Principal Only STRIPS 12/25/2032 - 12/25/2043	2,430,696	2,022,925
Federal National Mortgage Association, Principal Only STRIPS
09/25/2024 - 01/25/2033	74,673	67,678
05/15/2030, MTN	400,000	267,380
Financing Corp., Principal Only STRIPS
11/30/2017	1,000,000	994,860
05/11/2018	1,700,000	1,678,954
FREMF Mortgage Trust
3.69% (A), 11/25/2049 (B)	529,000	516,140
3.81% (A), 01/25/2048 (B)	760,000	766,992
3.97% (A), 07/25/2049 (B)	420,000	428,384
4.21% (A), 11/25/2047 (B)	640,000	637,896

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association
1.29% (A), 08/20/2060	$ 77,899	$ 77,889
1.33% (A), 12/20/2062	316,918	314,766
1.39% (A), 12/20/2060	828,573	826,150
1.40% (A), 03/20/2063	737,044	733,570
1.42% (A), 04/20/2060	253,622	253,902
1.44% (A), 11/20/2059 - 06/20/2065	699,908	697,710
1.46% (A), 01/20/2061 - 08/20/2065	3,787,364	3,778,530
1.47% (A), 02/20/2065	1,270,232	1,266,568
1.49% (A), 06/20/2064 - 12/20/2064	5,163,431	5,154,105
1.51% (A), 10/20/2062 - 09/20/2065	1,024,400	1,023,614
1.54% (A), 07/20/2062	156,472	156,736
1.57% (A), 09/20/2062 - 05/20/2066	1,461,029	1,464,076
1.59% (A), 11/20/2065	11,996,415	12,032,142
1.64% (A), 01/20/2064 - 03/20/2064	2,687,964	2,698,819
1.65%, 01/20/2063 - 02/20/2063	3,035,904	3,020,908
1.65% (A), 12/20/2065	497,972	500,948
1.69% (A), 05/20/2061	229,800	230,423
1.99% (A), 12/20/2066	516,334	526,343
2.00%, 05/16/2049	131,299	129,474
2.07% (A), 07/16/2048	53,697	53,147
2.50%, 09/16/2056	54,051	54,077
3.50%, 11/20/2039 - 06/20/2046	1,926,876	1,994,902
4.77% (A), 10/20/2043	1,020,742	1,116,380
5.00%, 04/16/2023	615,902	629,427
5.47% (A), 01/20/2038	482,380	539,448
5.50%, 11/20/2020 - 09/20/2039	2,178,473	2,405,948
5.54% (A), 07/20/2040	338,913	380,167
5.86% (A), 12/20/2038	136,487	154,159
6.00%, 09/20/2038 - 08/20/2039	270,298	307,428
6.50%, 10/16/2024 - 06/20/2033	1,327,395	1,511,236
7.33%, 11/20/2030	17,527	20,237
8.00%, 06/20/2030	19,162	22,435
8.50%, 02/16/2030	164,544	191,190
9.00%, 05/16/2027	11,562	13,644
10.98% (A), 10/20/2037	32,345	38,389
13.61% (A), 06/17/2035	25,311	31,189
14.14% (A), 05/18/2034	2,119	2,538
16.44% (A), 04/16/2034	48,381	68,750
16.57% (A), 09/20/2037	14,285	19,185
19.03% (A), 04/20/2037	48,451	68,634
23.51% (A), 09/20/2034	26,366	41,614
Government National Mortgage Association, Interest Only STRIPS
4.49% (A), 12/20/2038	56,169	7,489
4.62% (A), 02/20/2038	92,151	14,399
4.79% (A), 11/20/2037	84,366	13,886
4.87% (A), 06/20/2039	61,225	8,726
4.89% (A), 10/20/2034	111,328	17,244
4.93% (A), 02/16/2039	32,638	4,364
4.99% (A), 03/20/2037 - 06/20/2038	185,226	30,227
5.06% (A), 04/20/2039	78,898	10,142
5.09% (A), 09/20/2035 - 03/20/2039	241,013	35,051
5.23% (A), 05/16/2038 - 06/16/2039	279,797	38,453
5.30% (A), 06/16/2037	86,651	14,695
5.33% (A), 03/16/2034	73,106	1,506
5.34% (A), 11/20/2037 - 12/20/2037	80,518	13,462
5.49% (A), 07/20/2036	13,293	327
5.50%, 10/16/2037	147,554	18,411

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association, Interest Only STRIPS (continued)
5.54% (A), 07/20/2037	$ 155,781	$ 24,533
5.56% (A), 08/20/2037	106,888	19,188
5.64% (A), 04/16/2037	51,805	9,828
6.50%, 03/20/2039	41,808	10,913
6.78% (A), 04/16/2032	84,554	15,485
Government National Mortgage Association, Principal Only STRIPS 02/17/2033 - 01/20/2038	239,037	214,421
Residual Funding Corp., Principal Only STRIPS 10/15/2019 - 01/15/2021	8,265,000	7,838,908
Resolution Funding Corp., Interest Only STRIPS Zero Coupon, 10/15/2025 - 01/15/2026	335,000	269,986
Tennessee Valley Authority
4.25%, 09/15/2065	632,000	710,985
4.63%, 09/15/2060	22,000	26,580
5.25%, 09/15/2039	400,000	524,033
5.88%, 04/01/2036	150,000	205,589
Tennessee Valley Authority, Principal Only STRIPS
05/01/2019 - 03/15/2032	1,250,000	965,948
01/15/2038	150,000	71,876
Vendee Mortgage Trust Series 1997-1, Class 2Z, 7.50%, 02/15/2027	365,608	418,548

Total U.S. Government Agency Obligations (Cost $236,711,052)		238,372,320

U.S. GOVERNMENT OBLIGATIONS - 23.0%
U.S. Treasury - 22.8%
U.S. Treasury Bond
2.75%, 11/15/2042	400,000	395,250
3.13%, 02/15/2043	400,000	422,594
3.50%, 02/15/2039	4,220,000	4,767,777
3.63%, 08/15/2043	800,000	920,313
3.88%, 08/15/2040	1,020,000	1,213,760
4.25%, 05/15/2039 - 11/15/2040	1,400,000	1,759,100
4.38%, 02/15/2038 - 05/15/2041	10,075,000	12,844,406
4.50%, 05/15/2038 - 08/15/2039	4,000,000	5,181,743
5.25%, 02/15/2029	130,000	167,878
5.50%, 08/15/2028	150,000	196,131
8.00%, 11/15/2021	1,000,000	1,260,195
8.50%, 02/15/2020	815,000	962,337
8.75%, 08/15/2020	2,100,000	2,556,832
U.S. Treasury Bond, Principal Only STRIPS 11/15/2017 - 08/15/2041	134,778,260	111,126,062
U.S. Treasury Note
0.75%, 01/31/2018	79,700	79,503
0.88%, 07/31/2019 (F)	70,000	69,256
1.00%, 06/30/2019 - 11/30/2019	1,646,000	1,629,988
1.25%, 11/30/2018	740,000	739,017
1.38%, 04/30/2020	4,000,000	3,982,032
1.50%, 08/31/2018 - 01/31/2022	500,000	495,906
1.63%, 08/15/2022	500,000	493,262

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Note (continued)
1.75%, 10/31/2020 - 05/15/2023	$ 8,995,000	$ 8,983,811
2.00%, 10/31/2021 - 08/15/2025	2,350,000	2,346,279
2.13%, 08/31/2020 - 11/30/2023	5,952,000	6,026,100
2.25%, 04/30/2021	335,000	341,504
2.63%, 08/15/2020 - 11/15/2020	1,200,000	1,238,123
2.75%, 12/31/2017	50,000	50,389
3.63%, 02/15/2020	700,000	738,090

		170,987,638

U.S. Treasury Inflation-Protected Securities - 0.2%
U.S. Treasury Inflation-Indexed Bond
2.13%, 02/15/2040	226,242	281,378
2.50%, 01/15/2029	113,880	136,916
U.S. Treasury Inflation-Indexed Note
0.13%, 04/15/2019 - 01/15/2022	453,909	453,636
1.38%, 01/15/2020	342,590	355,072

		1,227,002

Total U.S. Government Obligations (Cost $167,069,373)		172,214,640

	Shares	Value
SECURITIES LENDING COLLATERAL - 0.8%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.97% (K)	5,951,714	5,951,714

Total Securities Lending Collateral (Cost $5,951,714)		5,951,714

	Principal	Value
REPURCHASE AGREEMENT - 1.4%
State Street Bank & Trust Co. 0.12% (K), dated 06/30/2017, to be repurchased at $10,745,060 on 07/03/2017. Collateralized by a U.S. Government Obligation, 1.25%, due 03/31/2021, and with a value of $10,960,973.	$ 10,744,952	10,744,952

Total Repurchase Agreement (Cost $10,744,952)		10,744,952

Total Investments (Cost $740,201,774) (L)		751,675,022
Net Other Assets (Liabilities) - (0.3)%		(2,000,563)

Net Assets - 100.0%		$ 749,674,459

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

SECURITY VALUATION:

Valuation Inputs (M)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (N)	Value
ASSETS
Investments
Asset-Backed Securities	$—	$88,822,129	$83,541	$88,905,670
Corporate Debt Securities	—	201,609,191	—	201,609,191
Foreign Government Obligations	—	7,611,756	—	7,611,756
Mortgage-Backed Securities	—	25,497,795	—	25,497,795
Municipal Government Obligations	—	766,984	—	766,984
U.S. Government Agency Obligations	—	238,372,320	—	238,372,320
U.S. Government Obligations	—	172,214,640	—	172,214,640
Securities Lending Collateral	5,951,714	—	—	5,951,714
Repurchase Agreement	—	10,744,952	—	10,744,952

Total Investments	$5,951,714	$745,639,767	$83,541	$751,675,022

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of June 30, 2017.
(B)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2017, the total value of 144A securities is $122,140,409, representing 16.3% of the Portfolio’s net assets.
(C)	Illiquid security. At June 30, 2017, the value of such securities amounted to $8,790,407 or 1.2% of the Portfolio’s net assets.
(D)	Fair valued as determined in good faith in accordance with procedures established by the Board. At June 30, 2017, value of the security is $83,541, representing less than 0.1% of the Portfolio’s net assets.
(E)	Security is Level 3 of the fair value hierarchy.
(F)	All or a portion of the securities are on loan. The total value of all securities on loan is $5,829,552. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(G)	Percentage rounds to less than 0.1% or (0.1)%.
(H)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of June 30, 2017; the maturity date disclosed is the ultimate maturity date.
(I)	Perpetual maturity. The date displayed is the next call date.
(J)	Security on a when-issued, delayed-delivery, or forward commitment basis. Security to be settled and delivered after June 30, 2017.
(K)	Rates disclosed reflect the yields at June 30, 2017.
(L)	Aggregate cost for federal income tax purposes is $740,201,774. Aggregate gross unrealized appreciation and depreciation for all securities is $16,002,029 and $4,528,781, respectively. Net unrealized appreciation for tax purposes is $11,473,248.
(M)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended June 30, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(N)	Level 3 securities were not considered significant to the Portfolio.

PORTFOLIO ABBREVIATIONS:

MTN	Medium Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Core Bond VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2017

(unaudited)

Assets:
Investments, at value (cost $729,456,822) (including securities loaned of $5,829,552)	$740,930,070
Repurchase agreement, at value (cost $10,744,952)	10,744,952
Receivables and other assets:
Shares of beneficial interest sold	466,095
Investments sold	2,032,194
Interest	3,344,924
Net income from securities lending	1,751
Prepaid expenses	3,334

Total assets	757,523,320

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	101,018
Investments purchased	1,243,973
When-issued, delayed-delivery, and forward commitment securities purchased	64,983
Investment management fees	308,694
Distribution and service fees	53,524
Transfer agent costs	2,816
Trustees, CCO and deferred compensation fees	2,441
Audit and tax fees	23,991
Custody fees	4,127
Legal fees	4,115
Printing and shareholder reports fees	83,179
Other	4,286
Collateral for securities on loan	5,951,714

Total liabilities	7,848,861

Net assets	$749,674,459

Net assets consist of:
Capital stock ($0.01 par value)	$557,815
Additional paid-in capital	714,704,162
Undistributed (distributions in excess of) net investment income (loss)	26,353,582
Accumulated net realized gain (loss)	(3,414,348)
Net unrealized appreciation (depreciation) on:
Investments	11,473,248

Net assets	$749,674,459

Net assets by class:
Initial Class	$489,260,820
Service Class	260,413,639

Shares outstanding:
Initial Class	37,179,158
Service Class	18,602,378

Net asset value and offering price per share:
Initial Class	$13.16
Service Class	14.00

STATEMENT OF OPERATIONS

For the period ended June 30, 2017

(unaudited)

Investment Income:
Interest income	$11,750,232
Net income (loss) from securities lending	11,230
Withholding taxes on foreign income	(291)

Total investment income	11,761,171

Expenses:
Investment management fees	1,927,815
Distribution and service fees:
Service Class	318,382
Transfer agent costs	5,819
Trustees, CCO and deferred compensation fees	9,629
Audit and tax fees	25,560
Custody fees	61,637
Legal fees	20,921
Printing and shareholder reports fees	44,014
Other	23,038

Total expenses before waiver and/or reimbursement and recapture	2,436,815

Expenses waived and/or reimbursed:
Initial Class	(133)
Service Class	(62)

Net expenses	2,436,620

Net investment income (loss)	9,324,551

Net realized gain (loss) on:
Investments	1,399,455

Net change in unrealized appreciation (depreciation) on:
Investments	8,231,131

Net realized and change in unrealized gain (loss)	9,630,586

Net increase (decrease) in net assets resulting from operations	$18,955,137

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Core Bond VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2017 (unaudited)	December 31, 2016
From operations:
Net investment income (loss)	$9,324,551	$15,949,955
Net realized gain (loss)	1,399,455	706,971
Net change in unrealized appreciation (depreciation)	8,231,131	(1,140,461)

Net increase (decrease) in net assets resulting from operations	18,955,137	15,516,465

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	—	(10,584,381)
Service Class	—	(4,613,858)

Total dividends and/or distributions from net investment income	—	(15,198,239)

Capital share transactions:
Proceeds from shares sold:
Initial Class	3,046,301	17,652,253
Service Class	12,233,803	72,540,281

	15,280,104	90,192,534

Issued from fund acquisition:
Initial Class	—	84,795,896
Service Class	—	750,084

	—	85,545,980

Dividends and/or distributions reinvested:
Initial Class	—	10,584,381
Service Class	—	4,613,858

	—	15,198,239

Cost of shares redeemed:
Initial Class	(93,099,532)	(21,097,033)
Service Class	(16,632,258)	(17,526,612)

	(109,731,790)	(38,623,645)

Net increase (decrease) in net assets resulting from capital share transactions	(94,451,686)	152,313,108

Net increase (decrease) in net assets	(75,496,549)	152,631,334

Net assets:
Beginning of period/year	825,171,008	672,539,674

End of period/year	$749,674,459	$825,171,008

Undistributed (distributions in excess of) net investment income (loss)	$26,353,582	$17,029,031

Capital share transactions - shares:
Shares issued:
Initial Class	233,878	1,344,407
Service Class	881,267	5,168,301

	1,115,145	6,512,708

Shares issued on fund acquisition:
Initial Class	—	6,654,207
Service Class	—	55,256

	—	6,709,463

Shares reinvested:
Initial Class	—	800,029
Service Class	—	326,992

	—	1,127,021

Shares redeemed:
Initial Class	(7,080,287)	(1,611,953)
Service Class	(1,204,720)	(1,256,844)

	(8,285,007)	(2,868,797)

Net increase (decrease) in shares outstanding:
Initial Class	(6,846,409)	7,186,690
Service Class	(323,453)	4,293,705

	(7,169,862)	11,480,395

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Core Bond VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$12.86		$12.83		$13.02	$12.62	$13.27	$12.98

Investment operations:
Net investment income (loss) (A)	0.15		0.30	(B)	0.28	0.29	0.32	0.42
Net realized and unrealized gain (loss)	0.15		0.01	(C)	(0.20)	0.38	(0.57)	0.22

Total investment operations	0.30		0.31		0.08	0.67	(0.25)	0.64

Dividends and/or distributions to shareholders:
Net investment income	—		(0.28)		(0.27)	(0.27)	(0.40)	(0.34)
Net realized gains	—		—		—	—	—	(0.01)

Total dividends and/or distributions to shareholders	—		(0.28)		(0.27)	(0.27)	(0.40)	(0.35)

Net asset value, end of period/year	$13.16		$12.86		$12.83	$13.02	$12.62	$13.27

Total return (D)	2.33	%(E)	2.39%		0.61%	5.33%	(1.84)%	4.98%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$489,261		$566,006		$472,685	$488,758	$335,836	$319,385
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.52	%(F)	0.52%		0.55%	0.56%	0.57%	0.58%
Including waiver and/or reimbursement and recapture	0.52	%(F)(G)	0.52	%(B)	0.55%	0.56%	0.57%	0.58%
Net investment income (loss) to average net assets	2.38	%(F)	2.24	%(B)	2.11%	2.21%	2.50%	3.19%
Portfolio turnover rate	9	%(E)	25%		19%	17%	23%	17%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Annualized.
(G)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$13.69		$13.66		$13.86	$13.42	$14.10	$13.79

Investment operations:
Net investment income (loss) (A)	0.15		0.28	(B)	0.26	0.27	0.31	0.41
Net realized and unrealized gain (loss)	0.16		0.01	(C)	(0.21)	0.41	(0.61)	0.24

Total investment operations	0.31		0.29		0.05	0.68	(0.30)	0.65

Dividends and/or distributions to shareholders:
Net investment income	—		(0.26)		(0.25)	(0.24)	(0.38)	(0.33)
Net realized gains	—		—		—	—	—	(0.01)

Total dividends and/or distributions to shareholders	—		(0.26)		(0.25)	(0.24)	(0.38)	(0.34)

Net asset value, end of period/year	$14.00		$13.69		$13.66	$13.86	$13.42	$14.10

Total return (D)	2.26	%(E)	2.06%		0.33%	5.10%	(2.13)%	4.75%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$260,413		$259,165		$199,855	$162,347	$106,656	$96,896
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.77	%(F)	0.77%		0.80%	0.81%	0.82%	0.83%
Including waiver and/or reimbursement and recapture	0.77	%(F)(G)	0.76	%(B)	0.80%	0.81%	0.82%	0.83%
Net investment income (loss) to average net assets	2.13	%(F)	2.00	%(B)	1.87%	1.97%	2.25%	2.91%
Portfolio turnover rate	9	%(E)	25%		19%	17%	23%	17%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Annualized.
(G)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2017

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Core Bond VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations and variable rate notes: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at June 30, 2017, if any, are identified within the Schedule of Investments.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at June 30, 2017, if any, are identified within the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at June 30, 2017, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations with a corresponding adjustment to cost.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

4. SECURITIES AND OTHER INVESTMENTS (continued)

When-issued, delayed-delivery, and forward commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, and forward commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

When-issued, delayed-delivery, and forward commitment transactions held at June 30, 2017, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, and forward commitment securities purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at June 30, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to each other as well as to other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of June 30, 2017, the Portfolio has not utilized the program.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2017.

Repurchase agreements at June 30, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of June 30, 2017.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$5,663,555	$—	$—	$—	$5,663,555
Foreign Government Obligations	217,684	—	—	—	217,684
U.S. Government Obligations	70,475	—	—	—	70,475
Total Securities Lending Transactions	$5,951,714	$—	$—	$—	$5,951,714
Total Borrowings	$5,951,714	$—	$—	$—	$5,951,714

6. RISK FACTOR

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Fixed income risk: The market prices of fixed income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the market value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

As of June 30, 2017, the percentage of Portfolio net assets owned by affiliated investors are as follows:

Portfolio	Value	Percentage of Net Assets
Transamerica BlackRock Tactical Allocation VP	$409,444,319	54.62%

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints (A)	Rate
First $750 million	0.480%
Over $750 million up to $1 billion	0.430%
Over $1 billion	0.405%

(A)	TAM has voluntarily agreed to waive a portion of its management fee. These amounts are not subject to recapture by TAM in future years.

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs including the investment management fee but excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.65%	May 1, 2018
Service Class	0.90%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.70%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees for all applicable share classes.

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the period ended June 30, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of June 30, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. For the period ended June 30, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the period ended June 30, 2017.

8. PRINCIPAL OWNERSHIP

As of June 30, 2017, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	1	83.67%	83.67%
Service Class	2	98.00%	98.00%

9. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 65,012,579	$ 10,821,520	$ 94,792,199	$ 76,114,690

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

11. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implication, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

12. REORGANIZATION

Following the close of business on December 16, 2016, Transamerica JPMorgan Core Bond VP acquired all of the net assets of Transamerica Voya Limited Maturity Bond VP pursuant to a Plan of Reorganization. Transamerica JPMorgan Core Bond VP is the accounting survivor. The purpose of the transaction was to achieve a more cohesive, focused, and streamlined fund complex. The acquisition was accomplished by a tax-free exchange of 6,709,463 shares of Transamerica JPMorgan Core Bond VP for 8,678,340 shares of Transamerica Voya Limited Maturity Bond VP, Inc. outstanding on December 16, 2016. Transamerica Voya Limited Maturity Bond VP’s net assets at that date, $85,545,979, including $444,380 unrealized depreciation, were combined with those of Transamerica JPMorgan Core Bond VP. The aggregate net assets of Transamerica JPMorgan Core Bond VP immediately before the acquisition were $734,882,840; the combined net assets of Transamerica JPMorgan Core Bond VP immediately after the acquisition were $820,428,819.

Shares issued to Transamerica Voya Limited Maturity Bond VP shareholders are as follows:

Class	Shares	Amount
Initial	6,654,207	$84,795,895
Service	55,256	750,084

The exchange ratio of the reorganization for Transamerica JPMorgan Core Bond VP is as follows:

Class	Exchange Ratio (A)
Initial	0.77
Service	0.73

(A)	Calculated by dividing the Transamerica JPMorgan Core Bond VP shares issuable by the Transamerica Voya Limited Maturity Bond VP shares outstanding on December 16, 2016.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

13. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Core Bond VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 7-8, 2017, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica JPMorgan Core Bond VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and J.P. Morgan Investment Management, Inc. (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2018.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Services, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed continuation of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmark, in each case for various trailing periods ended December 31, 2016.

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate different performance results. The

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Core Bond VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Initial Class Shares of the Portfolio was above the median for its peer universe for the past 10-year period, in line with the median for the past 3- and 5-year periods and below the median for the past 1-year period. The Board also noted that the performance of Initial Class Shares of the Portfolio was above its benchmark for the past 5- and 10-year periods and below its benchmark for the past 1- and 3-year periods.

Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Initial Class Shares of the Portfolio were below the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM had not made material changes to this methodology, which had been applied consistently for the Portfolio.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through its undertakings to limit

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Core Bond VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio and that TAM believes that the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Enhanced Index VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2017, and held for the entire period until June 30, 2017.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Annualized Expense Ratio
Initial Class	$1,000.00	$1,089.80	$3.58	$1,021.40	$3.46	0.69%
Service Class	1,000.00	1,088.30	4.87	1,020.10	4.71	0.94

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2017

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	98.3%
Repurchase Agreement	1.6
Securities Lending Collateral	0.4
Short-Term U.S. Government Obligation	0.0 *
Net Other Assets (Liabilities) ^	(0.3)
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Enhanced Index VP

SCHEDULE OF INVESTMENTS

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS - 98.3%
Aerospace & Defense - 1.6%
General Dynamics Corp.	63,567	$ 12,592,623
L3 Technologies, Inc.	11,068	1,849,241
Northrop Grumman Corp.	34,954	8,973,041
Textron, Inc.	25,141	1,184,141
United Technologies Corp.	79,635	9,724,230

		34,323,276

Air Freight & Logistics - 0.1%
FedEx Corp.	10,700	2,325,431

Airlines - 0.8%
Delta Air Lines, Inc.	150,851	8,106,733
United Continental Holdings, Inc. (A)	132,673	9,983,643

		18,090,376

Auto Components - 0.4%
Delphi Automotive PLC, Class A	80,243	7,033,299
Lear Corp.	15,296	2,173,256

		9,206,555

Automobiles - 0.4%
Ford Motor Co.	401,090	4,488,197
General Motors Co.	135,251	4,724,318

		9,212,515

Banks - 5.9%
Bank of America Corp.	1,629,858	39,540,355
BB&T Corp.	63,712	2,893,162
Citigroup, Inc.	513,298	34,329,370
KeyCorp	445,463	8,347,977
PNC Financial Services Group, Inc.	30,200	3,771,074
Regions Financial Corp.	116,123	1,700,041
SVB Financial Group (A)	10,704	1,881,656
Wells Fargo & Co.	647,861	35,897,978
Zions Bancorporation	37,590	1,650,577

		130,012,190

Beverages - 3.2%
Brown-Forman Corp., Class B	46,100	2,240,460
Coca-Cola Co.	130,872	5,869,609
Constellation Brands, Inc., Class A	72,000	13,948,560
Dr Pepper Snapple Group, Inc.	18,715	1,705,124
Molson Coors Brewing Co., Class B	149,309	12,891,339
PepsiCo, Inc.	279,257	32,251,391

		68,906,483

Biotechnology - 2.8%
AbbVie, Inc., Class G	48,300	3,502,233
Alexion Pharmaceuticals, Inc. (A)	46,323	5,636,119
Amgen, Inc.	6,500	1,119,495
Biogen, Inc. (A)	49,132	13,332,459
BioMarin Pharmaceutical, Inc. (A)	10,122	919,280
Celgene Corp. (A)	128,247	16,655,438
Gilead Sciences, Inc.	194,243	13,748,520
Vertex Pharmaceuticals, Inc. (A)	56,139	7,234,633

		62,148,177

Building Products - 0.5%
Allegion PLC	69,769	5,659,661
Masco Corp.	167,046	6,382,828

		12,042,489

	Shares	Value
COMMON STOCKS (continued)
Capital Markets - 3.4%
Ameriprise Financial, Inc.	16,100	$ 2,049,369
Bank of New York Mellon Corp.	265,079	13,524,330
BlackRock, Inc., Class A	3,604	1,522,366
Charles Schwab Corp.	406,357	17,457,097
Goldman Sachs Group, Inc.	9,312	2,066,333
Intercontinental Exchange, Inc.	151,301	9,973,762
Morgan Stanley	436,358	19,444,112
State Street Corp.	90,821	8,149,368

		74,186,737

Chemicals - 2.1%
Albemarle Corp.	16,300	1,720,302
Celanese Corp., Series A	24,400	2,316,536
Dow Chemical Co.	115,934	7,311,957
E.I. du Pont de Nemours & Co.	221,607	17,885,901
Eastman Chemical Co.	142,370	11,957,656
Mosaic Co.	213,832	4,881,785

		46,074,137

Communications Equipment - 0.3%
Cisco Systems, Inc.	242,304	7,584,115

Construction Materials - 0.1%
Vulcan Materials Co.	11,800	1,494,824

Consumer Finance - 0.9%
American Express Co.	46,900	3,950,856
Capital One Financial Corp.	103,123	8,520,022
Discover Financial Services	113,186	7,039,038

		19,509,916

Containers & Packaging - 0.5%
Crown Holdings, Inc. (A)	75,155	4,483,747
WestRock Co.	97,726	5,537,155

		10,020,902

Diversified Financial Services - 1.4%
Berkshire Hathaway, Inc., Class B (A)	179,418	30,388,027
Voya Financial, Inc.	28,200	1,040,298

		31,428,325

Diversified Telecommunication Services - 1.3%
AT&T, Inc.	429,700	16,212,581
Verizon Communications, Inc.	258,923	11,563,501

		27,776,082

Electric Utilities - 2.6%
American Electric Power Co., Inc.	30,700	2,132,729
Duke Energy Corp.	58,400	4,881,656
Edison International	134,854	10,544,234
NextEra Energy, Inc.	126,989	17,794,969
PG&E Corp.	172,870	11,473,382
Xcel Energy, Inc.	225,814	10,360,346

		57,187,316

Electrical Equipment - 0.5%
Eaton Corp. PLC	136,754	10,643,564

Electronic Equipment, Instruments & Components - 0.6%
TE Connectivity, Ltd.	176,878	13,916,761

Energy Equipment & Services - 0.5%
Halliburton Co.	91,645	3,914,158
Schlumberger, Ltd.	102,723	6,763,282

		10,677,440

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Enhanced Index VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts - 2.3%
AvalonBay Communities, Inc.	46,747	$ 8,983,371
Boston Properties, Inc.	24,400	3,001,688
Brixmor Property Group, Inc.	58,600	1,047,768
Camden Property Trust	12,900	1,103,079
Digital Realty Trust, Inc.	16,400	1,852,380
Equinix, Inc.	9,300	3,991,188
Extra Space Storage, Inc.	41,800	3,260,400
Federal Realty Investment Trust	20,000	2,527,800
HCP, Inc.	102,480	3,275,261
Kimco Realty Corp.	80,530	1,477,725
Omega Healthcare Investors, Inc.	19,000	627,380
Prologis, Inc., Class A	113,613	6,662,266
Public Storage	36,403	7,591,118
Regency Centers Corp.	22,201	1,390,671
Vornado Realty Trust, Class A	45,300	4,253,670

		51,045,765

Food & Staples Retailing - 1.6%
Costco Wholesale Corp.	82,005	13,115,060
Kroger Co.	95,048	2,216,519
Wal-Mart Stores, Inc.	25,605	1,937,786
Walgreens Boots Alliance, Inc.	223,240	17,481,925

		34,751,290

Food Products - 1.0%
Archer-Daniels-Midland Co.	27,914	1,155,081
J.M. Smucker, Co.	6,048	715,660
Kraft Heinz Co.	55,931	4,789,931
Mondelez International, Inc., Class A	362,308	15,648,082

		22,308,754

Health Care Equipment & Supplies - 2.2%
Abbott Laboratories	285,010	13,854,336
Becton Dickinson and Co.	45,982	8,971,548
Boston Scientific Corp. (A)	525,755	14,573,928
Cooper Cos., Inc.	5,223	1,250,491
Danaher Corp.	62,117	5,242,054
Zimmer Biomet Holdings, Inc., Class A	34,652	4,449,317

		48,341,674

Health Care Providers & Services - 2.8%
Aetna, Inc.	73,725	11,193,667
Cigna Corp.	26,128	4,373,566
HCA Healthcare, Inc. (A)	13,209	1,151,825
Humana, Inc., Class A	33,381	8,032,136
UnitedHealth Group, Inc.	191,362	35,482,342

		60,233,536

Hotels, Restaurants & Leisure - 1.0%
Royal Caribbean Cruises, Ltd., Class A	60,682	6,628,295
Starbucks Corp.	258,431	15,069,111

		21,697,406

Household Durables - 0.4%
D.R. Horton, Inc.	71,383	2,467,710
Newell Brands, Inc.	22,843	1,224,842
PulteGroup, Inc.	153,483	3,764,938
Toll Brothers, Inc.	33,796	1,335,280

		8,792,770

Household Products - 1.3%
Kimberly-Clark Corp.	94,008	12,137,373

	Shares	Value
COMMON STOCKS (continued)
Household Products (continued)
Procter & Gamble Co.	184,520	$ 16,080,918

		28,218,291

Industrial Conglomerates - 2.6%
General Electric Co.	1,030,973	27,846,581
Honeywell International, Inc.	214,600	28,604,034

		56,450,615

Insurance - 2.6%
American International Group, Inc.	148,211	9,266,152
Arthur J. Gallagher & Co.	139,789	8,002,920
Chubb, Ltd.	101,390	14,740,078
Hartford Financial Services Group, Inc.	107,167	5,633,769
MetLife, Inc.	361,152	19,841,691

		57,484,610

Internet & Direct Marketing Retail - 2.0%
Amazon.com, Inc. (A)	44,316	42,897,888

Internet Software & Services - 5.4%
Alphabet, Inc., Class A (A)	40,779	37,911,421
Alphabet, Inc., Class C (A)	41,310	37,539,636
Facebook, Inc., Class A (A)	283,268	42,767,803

		118,218,860

IT Services - 4.0%
Accenture PLC, Class A	231,306	28,607,926
Automatic Data Processing, Inc.	20,300	2,079,938
Fidelity National Information Services, Inc.	125,881	10,750,238
International Business Machines Corp.	35,323	5,433,737
Mastercard, Inc., Class A	89	10,809
Paychex, Inc.	35,800	2,038,452
Vantiv, Inc., Class A (A)	43,280	2,741,355
Visa, Inc., Class A	339,322	31,821,617
WEX, Inc. (A)	36,210	3,775,617

		87,259,689

Life Sciences Tools & Services - 0.8%
Agilent Technologies, Inc.	75,253	4,463,255
Illumina, Inc. (A)	31,382	5,445,405
Thermo Fisher Scientific, Inc.	39,034	6,810,262

		16,718,922

Machinery - 2.2%
Deere & Co.	8,800	1,087,592
Fortive Corp.	15,408	976,097
Ingersoll-Rand PLC	171,250	15,650,537
PACCAR, Inc.	130,015	8,586,191
Parker-Hannifin Corp.	14,170	2,264,649
Snap-on, Inc.	36,902	5,830,516
Stanley Black & Decker, Inc.	96,452	13,573,690

		47,969,272

Media - 4.4%
Charter Communications, Inc., Class A (A)	55,448	18,677,659
Comcast Corp., Class A	653,916	25,450,411
DISH Network Corp., Class A (A)	101,381	6,362,671
Sirius XM Holdings, Inc. (B)	599,945	3,281,699
Time Warner, Inc.	57,041	5,727,487
Twenty-First Century Fox, Inc., Class A	728,140	20,635,487
Walt Disney Co.	146,119	15,525,144

		95,660,558

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Enhanced Index VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Metals & Mining - 0.1%
Alcoa Corp.	44,300	$ 1,446,395
Newmont Mining Corp.	50,253	1,627,695

		3,074,090

Multi-Utilities - 0.5%
CMS Energy Corp.	160,859	7,439,729
NiSource, Inc., Class B	175,400	4,448,144

		11,887,873

Multiline Retail - 0.3%
Dollar General Corp.	55,412	3,994,651
Dollar Tree, Inc. (A)	15,700	1,097,744
Macy’s, Inc.	69,900	1,624,476

		6,716,871

Oil, Gas & Consumable Fuels - 5.4%
Anadarko Petroleum Corp., Class A	128,600	5,830,724
Apache Corp.	40,525	1,942,363
Cabot Oil & Gas Corp.	130,230	3,266,168
Chevron Corp.	152,534	15,913,872
Concho Resources, Inc. (A)	29,871	3,630,223
Diamondback Energy, Inc. (A)	82,654	7,340,502
EOG Resources, Inc.	170,384	15,423,160
EQT Corp.	65,735	3,851,414
Exxon Mobil Corp.	349,616	28,224,500
Kinder Morgan, Inc.	155,855	2,986,182
Occidental Petroleum Corp.	162,407	9,723,307
Phillips 66	49,700	4,109,693
Pioneer Natural Resources Co.	77,568	12,378,301
Valero Energy Corp.	46,701	3,150,449

		117,770,858

Pharmaceuticals - 5.6%
Allergan PLC	74,981	18,227,131
Bristol-Myers Squibb Co.	284,226	15,837,073
Eli Lilly & Co.	199,997	16,459,753
Johnson & Johnson	177,543	23,487,163
Merck & Co., Inc.	228,197	14,625,146
Pfizer, Inc.	988,572	33,206,134

		121,842,400

Road & Rail - 1.6%
Canadian Pacific Railway, Ltd.	27,447	4,413,752
Norfolk Southern Corp.	51,000	6,206,700
Union Pacific Corp.	216,255	23,552,332

		34,172,784

Semiconductors & Semiconductor Equipment - 3.5%
Analog Devices, Inc., Class A	230,644	17,944,103
Broadcom, Ltd.	102,964	23,995,760
Lam Research Corp.	16,391	2,318,179
Microchip Technology, Inc. (B)	68,800	5,309,984
NVIDIA Corp.	33,400	4,828,304
Texas Instruments, Inc.	289,065	22,237,771

		76,634,101

Software - 4.8%
Adobe Systems, Inc. (A)	188,833	26,708,539
Microsoft Corp.	1,050,849	72,435,022
Oracle Corp.	55,143	2,764,870
Workday, Inc., Class A (A)	25,175	2,441,975

		104,350,406

	Shares	Value
COMMON STOCKS (continued)
Specialty Retail - 3.8%
AutoZone, Inc. (A)	3,300	$ 1,882,518
Best Buy Co., Inc.	59,638	3,419,046
Home Depot, Inc.	181,090	27,779,206
Lowe’s Cos., Inc.	231,723	17,965,484
O’Reilly Automotive, Inc. (A)	32,267	7,058,084
Ross Stores, Inc.	111,651	6,445,612
TJX Cos., Inc.	245,375	17,708,714

		82,258,664

Technology Hardware, Storage & Peripherals - 4.3%
Apple, Inc.	582,786	83,932,840
HP, Inc.	566,054	9,894,624

		93,827,464

Textiles, Apparel & Luxury Goods - 0.2%
NIKE, Inc., Class B	72,618	4,284,462

Tobacco - 1.6%
Altria Group, Inc.	89,518	6,666,406
Philip Morris International, Inc.	233,361	27,408,249

		34,074,655

Trading Companies & Distributors - 0.0% (C)
HD Supply Holdings, Inc. (A)	33,700	1,032,231

Wireless Telecommunication Services - 0.1%
T-Mobile US, Inc. (A)	50,489	3,060,643

Total Common Stocks (Cost $1,908,962,339)		2,149,805,013

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATION - 0.0% (C)
U.S. Treasury Bill 0.98% (D), 03/01/2018 (E)	$ 485,000	481,526

Total Short-Term U.S. Government Obligation (Cost $481,852)		481,526

	Shares	Value
SECURITIES LENDING COLLATERAL - 0.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.97% (D)	8,779,004	8,779,004

Total Securities Lending Collateral (Cost $8,779,004)		8,779,004

	Principal	Value
REPURCHASE AGREEMENT - 1.6%
State Street Bank & Trust Co. 0.12% (D), dated 06/30/2017, to be repurchased at $34,688,123 on 07/03/2017. Collateralized by a U.S. Government Obligation, 1.13%, due 07/31/2021, and with a value of $35,382,064.	$ 34,687,776	34,687,776

Total Repurchase Agreement (Cost $34,687,776)		34,687,776

Total Investments (Cost $1,952,910,971) (F)		2,193,753,319
Net Other Assets (Liabilities) - (0.3)%		(6,800,748)

Net Assets - 100.0%		$ 2,186,952,571

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Enhanced Index VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

FUTURES CONTRACTS: (G)
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini	Long	300	09/15/2017	$—	$(102,504)

SECURITY VALUATION:

Valuation Inputs (H)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$2,149,805,013	$—	$—	$2,149,805,013
Short-Term U.S. Government Obligation	—	481,526	—	481,526
Securities Lending Collateral	8,779,004	—	—	8,779,004
Repurchase Agreement	—	34,687,776	—	34,687,776

Total Investments	$2,158,584,017	$35,169,302	$—	$2,193,753,319

LIABILITIES
Other Financial Instruments
Futures Contracts (I)	$(102,504)	$—	$—	$(102,504)

Total Other Financial Instruments	$(102,504)	$—	$—	$(102,504)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $8,505,763. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	Rates disclosed reflect the yields at June 30, 2017.
(E)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The value of the security segregated as collateral to cover margin requirements for open futures contracts is $481,526.
(F)	Aggregate cost for federal income tax purposes is $1,952,910,971. Aggregate gross unrealized appreciation and depreciation for all securities is $277,300,006 and $36,457,658, respectively. Net unrealized appreciation for tax purposes is $240,842,348.
(G)	Cash on deposit with broker in the amount of $995,000 has been segregated as collateral to cover margin requirements for open futures contracts.
(H)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended June 30, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(I)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Enhanced Index VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2017

(unaudited)

Assets:
Investments, at value (cost $1,918,223,195) (including securities loaned of $8,505,763)	$2,159,065,543
Repurchase agreement, at value (cost $34,687,776)	34,687,776
Cash collateral on deposit with broker	995,000
Receivables and other assets:
Shares of beneficial interest sold	22,441
Investments sold	7,860,739
Interest	116
Dividends	2,021,858
Net income from securities lending	17,797
Variation margin receivable	10,908
Prepaid expenses	14,077

Total assets	2,204,696,255

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	66,231
Investments purchased	7,636,418
Investment management fees	1,198,740
Distribution and service fees	15,143
Transfer agent costs	4,255
Trustees, CCO and deferred compensation fees	6,362
Audit and tax fees	15,042
Custody fees	5,710
Legal fees	381
Printing and shareholder reports fees	9,274
Other	7,124
Collateral for securities on loan	8,779,004

Total liabilities	17,743,684

Net assets	$2,186,952,571

Net assets consist of:
Capital stock ($0.01 par value)	$1,092,254
Additional paid-in capital	1,848,085,130
Undistributed (distributions in excess of) net investment income (loss)	24,757,016
Accumulated net realized gain (loss)	72,278,252
Net unrealized appreciation (depreciation) on:
Investments	240,842,348
Futures contracts	(102,504)
Translation of assets and liabilities denominated in foreign currencies	75

Net assets	$2,186,952,571

Net assets by class:
Initial Class	$2,113,372,189
Service Class	73,580,382

Shares outstanding:
Initial Class	105,539,632
Service Class	3,685,812

Net asset value and offering price per share:
Initial Class	$20.02
Service Class	19.96

STATEMENT OF OPERATIONS

For the period ended June 30, 2017

(unaudited)

Investment Income:
Dividend income	$19,123,443
Interest income	13,607
Net income (loss) from securities lending	51,332
Withholding taxes on foreign income	(3,939)

Total investment income	19,184,443

Expenses:
Investment management fees	7,076,014
Distribution and service fees:
Service Class	86,716
Transfer agent costs	13,799
Trustees, CCO and deferred compensation fees	24,410
Audit and tax fees	24,009
Custody fees	101,607
Legal fees	58,430
Printing and shareholder reports fees	6,799
Other	14,452

Total expenses before waiver and/or reimbursement and recapture	7,406,236

Expenses waived and/or reimbursed:
Initial Class	(598)
Service Class	(20)

Net expenses	7,405,618

Net investment income (loss)	11,778,825

Net realized gain (loss) on:
Investments	33,562,000
Futures contracts	2,587,905
Foreign currency transactions	520

Net realized gain (loss)	36,150,425

Net change in unrealized appreciation (depreciation) on:
Investments	135,636,087
Futures contracts	52,677
Translation of assets and liabilities denominated in foreign currencies	(113)

Net change in unrealized appreciation (depreciation)	135,688,651

Net realized and change in unrealized gain (loss)	171,839,076

Net increase (decrease) in net assets resulting from operations	$183,617,901

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Enhanced Index VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2017 (unaudited)	December 31, 2016
From operations:
Net investment income (loss)	$11,778,825	$12,308,072
Net realized gain (loss)	36,150,425	38,768,554
Net change in unrealized appreciation (depreciation)	135,688,651	74,237,063

Net increase (decrease) in net assets resulting from operations	183,617,901	125,313,689

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	—	(3,882,035)
Service Class	—	(90,528)

Total dividends and/or distributions from net investment income	—	(3,972,563)

Net realized gains:
Initial Class	—	(21,218,542)
Service Class	—	(1,137,113)

Total dividends and/or distributions from net realized gains	—	(22,355,655)

Total dividends and/or distributions to shareholders	—	(26,328,218)

Capital share transactions:
Proceeds from shares sold:
Initial Class	17,715,011	1,706,068,121
Service Class	10,909,797	17,254,508

	28,624,808	1,723,322,629

Dividends and/or distributions reinvested:
Initial Class	—	25,100,577
Service Class	—	1,227,641

	—	26,328,218

Cost of shares redeemed:
Initial Class	(69,208,496)	(159,580,975)
Service Class	(5,096,323)	(7,668,407)

	(74,304,819)	(167,249,382)

Net increase (decrease) in net assets resulting from capital share transactions	(45,680,011)	1,582,401,465

Net increase (decrease) in net assets	137,937,890	1,681,386,936

Net assets:
Beginning of period/year	2,049,014,681	367,627,745

End of period/year	$2,186,952,571	$2,049,014,681

Undistributed (distributions in excess of) net investment income (loss)	$24,757,016	$12,978,191

Capital share transactions - shares:
Shares issued:
Initial Class	913,260	96,786,160
Service Class	566,366	978,955

	1,479,626	97,765,115

Shares reinvested:
Initial Class	—	1,419,716
Service Class	—	69,515

	—	1,489,231

Shares redeemed:
Initial Class	(3,548,254)	(8,954,293)
Service Class	(261,270)	(459,489)

	(3,809,524)	(9,413,782)

Net increase (decrease) in shares outstanding:
Initial Class	(2,634,994)	89,251,583
Service Class	305,096	588,981

	(2,329,898)	89,840,564

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Enhanced Index VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$18.37		$16.93		$18.52	$17.59	$13.45	$11.69

Investment operations:
Net investment income (loss) (A)	0.11		0.23	(B)	0.20	0.20	0.18	0.18
Net realized and unrealized gain (loss)	1.54		1.67		(0.28)	2.22	4.17	1.73

Total investment operations	1.65		1.90		(0.08)	2.42	4.35	1.91

Dividends and/or distributions to shareholders:
Net investment income	—		(0.07)		(0.18)	(0.15)	(0.10)	(0.15)
Net realized gains	—		(0.39)		(1.33)	(1.34)	(0.11)	—

Total dividends and/or distributions to shareholders	—		(0.46)		(1.51)	(1.49)	(0.21)	(0.15)

Net asset value, end of period/year	$20.02		$18.37		$16.93	$18.52	$17.59	$13.45

Total return (C)	8.98	%(D)	11.35%		(0.07)%	14.19%	32.52%	16.35%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$2,113,372		$1,987,029		$320,441	$339,793	$259,656	$174,417
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.69	%(E)	0.72%		0.81%	0.81%	0.83%	0.84%
Including waiver and/or reimbursement and recapture	0.69	%(E)(F)	0.72	%(B)	0.81%	0.81%	0.83%	0.84%
Net investment income (loss) to average net assets	1.12	%(E)	1.29	%(B)	1.09%	1.10%	1.13%	1.37%
Portfolio turnover rate	16	%(D)	49%		44%	50%	78%	96%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Not annualized.
(E)	Annualized.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$18.34		$16.90		$18.51	$17.59	$13.47	$11.71

Investment operations:
Net investment income (loss) (A)	0.08		0.17	(B)	0.15	0.15	0.14	0.14
Net realized and unrealized gain (loss)	1.54		1.69		(0.28)	2.24	4.17	1.74

Total investment operations	1.62		1.86		(0.13)	2.39	4.31	1.88

Dividends and/or distributions to shareholders:
Net investment income	—		(0.03)		(0.15)	(0.13)	(0.08)	(0.12)
Net realized gains	—		(0.39)		(1.33)	(1.34)	(0.11)	—

Total dividends and/or distributions to shareholders	—		(0.42)		(1.48)	(1.47)	(0.19)	(0.12)

Net asset value, end of period/year	$19.96		$18.34		$16.90	$18.51	$17.59	$13.47

Total return (C)	8.83	%(D)	11.12%		(0.35)%	13.97%	32.13%	16.09%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$73,581		$61,986		$47,187	$43,346	$26,732	$12,194
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.94	%(E)	0.97%		1.06%	1.06%	1.08%	1.09%
Including waiver and/or reimbursement and recapture	0.94	%(E)(F)	0.97	%(B)	1.06%	1.06%	1.08%	1.09%
Net investment income (loss) to average net assets	0.87	%(E)	0.99	%(B)	0.85%	0.85%	0.89%	1.10%
Portfolio turnover rate	16	%(D)	49%		44%	50%	78%	96%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Not annualized.
(E)	Annualized.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2017

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Enhanced Index VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the period ended June 30, 2017, commissions recaptured are $4,717.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at June 30, 2017, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at June 30, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to each other as well as to other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of June 30, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2017.

Repurchase agreements at June 30, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of June 30, 2017.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$8,779,004	$—	$—	$—	$8,779,004
Total Borrowings	$8,779,004	$—	$—	$—	$8,779,004

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at June 30, 2017, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of June 30, 2017.

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized depreciation on futures contracts (A) (B)	$—	$—	$(102,504)	$—	$—	$(102,504)
Total	$—	$—	$(102,504)	$—	$—	$(102,504)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within cumulative appreciation (depreciation) on futures contracts as reported within the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of June 30, 2017.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$2,587,905	$—	$—	$2,587,905
Total	$—	$—	$2,587,905	$—	$—	$2,587,905

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$52,677	$—	$—	$52,677
Total	$—	$—	$52,677	$—	$—	$52,677

The following is a summary of the ending monthly average volume on derivative activity during the period ended June 30, 2017.

Futures Contracts at Notional Amount
Long	Short
13,171	—

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

As of June 30, 2017, the percentage of Portfolio net assets owned by affiliated investors are as follows:

Portfolio	Value	Percentage of Net Assets
Transamerica Asset Allocation – Conservative VP	$148,132,422	6.77%
Transamerica Asset Allocation – Growth VP	85,819,306	3.92
Transamerica Asset Allocation – Moderate Growth VP	756,520,806	34.60
Transamerica Asset Allocation – Moderate VP	753,617,697	34.46
Transamerica BlackRock Tactical Allocation VP	203,151,815	9.29
Transamerica Madison Balanced Allocation VP	3,513,900	0.16
Transamerica Madison Conservative Allocation VP	2,186,596	0.10
Total	$1,952,942,542	89.30%

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate (A)
First $750 million	0.73%
Over $750 million up to $1 billion	0.68%
Over $1 billion up to $5 billion	0.62%
Over $5 billion	0.60%

(A)	TAM has voluntarily agreed to waive a portion of its management fee. These amounts are not subject to recapture by TAM in future years.

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs including the investment management fee but excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.84%	May 1, 2018
Service Class	1.09%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.84%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees for all applicable share classes.

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the period ended June 30, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of June 30, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. For the period ended June 30, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the period ended June 30, 2017.

8. PRINCIPAL OWNERSHIP

As of June 30, 2017, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	2	71.47%	71.47%
Service Class	1	84.46%	84.46%

9. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 332,804,596	$ —	$ 373,472,167	$ —

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

11. NEW ACCOUNTING PRONOUNCEMENT

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Enhanced Index VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 7-8, 2017, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica JPMorgan Enhanced Index VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and J.P. Morgan Investment Management, Inc. (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2018.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Services, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed continuation of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmark, in each case for various trailing periods ended December 31, 2016.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Enhanced Index VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Initial Class Shares of the Portfolio was above the median for its peer universe for the past 1-, 3-, 5- and 10-year periods. The Board also noted that the performance of Initial Class Shares of the Portfolio was below its benchmark for the past 1-, 3-, 5- and 10-year periods.

Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee was above the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Initial Class Shares of the Portfolio were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM had not made material changes to this methodology, which had been applied consistently for the Portfolio.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Enhanced Index VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through its undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio and that TAM believes that the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Portfolio. The Board also noted that the Sub-Adviser participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and the contract holders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Portfolio’s brokerage transactions.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Mid Cap Value VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2017, and held for the entire period until June 30, 2017.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Annualized Expense Ratio
Initial Class	$1,000.00	$1,061.90	$4.45	$1,020.50	$4.36	0.87%
Service Class	1,000.00	1,060.00	5.72	1,019.20	5.61	1.12

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2017

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	97.3%
Securities Lending Collateral	4.1
Repurchase Agreement	2.7
Net Other Assets (Liabilities)	(4.1)
Total	100.0%

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Mid Cap Value VP

SCHEDULE OF INVESTMENTS

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS - 97.3%
Auto Components - 0.9%
BorgWarner, Inc.	101,473	$ 4,298,396

Banks - 7.7%
Citizens Financial Group, Inc.	148,161	5,286,384
Fifth Third Bancorp	255,625	6,636,025
First Republic Bank, Class A	52,200	5,225,220
Huntington Bancshares, Inc., Class A	284,873	3,851,483
M&T Bank Corp.	53,085	8,597,116
SunTrust Banks, Inc.	121,498	6,891,366
Zions Bancorporation	46,915	2,060,038

		38,547,632

Beverages - 2.5%
Constellation Brands, Inc., Class A	25,856	5,009,083
Dr Pepper Snapple Group, Inc.	65,481	5,965,974
Molson Coors Brewing Co., Class B	19,262	1,663,081

		12,638,138

Building Products - 1.0%
Fortune Brands Home & Security, Inc.	78,730	5,136,345

Capital Markets - 5.0%
Ameriprise Financial, Inc.	29,748	3,786,623
Invesco, Ltd.	158,093	5,563,293
Northern Trust Corp.	57,621	5,601,337
Raymond James Financial, Inc.	57,649	4,624,603
T. Rowe Price Group, Inc.	74,814	5,551,947

		25,127,803

Chemicals - 0.8%
Sherwin-Williams Co.	11,351	3,983,747

Communications Equipment - 1.0%
CommScope Holding Co., Inc. (A)	132,668	5,045,364

Consumer Finance - 0.7%
Ally Financial, Inc.	181,207	3,787,226

Containers & Packaging - 4.0%
Ball Corp.	185,608	7,834,514
Silgan Holdings, Inc.	158,074	5,023,592
WestRock Co.	123,840	7,016,774

		19,874,880

Distributors - 0.9%
Genuine Parts Co.	47,485	4,404,709

Electric Utilities - 3.2%
Edison International	92,385	7,223,583
Westar Energy, Inc., Class A	22,729	1,205,092
Xcel Energy, Inc.	170,200	7,808,776

		16,237,451

Electrical Equipment - 2.3%
AMETEK, Inc., Class A	77,296	4,681,819
Hubbell, Inc., Class B	40,026	4,529,742
Regal Beloit Corp.	28,989	2,364,053

		11,575,614

Electronic Equipment, Instruments & Components - 4.8%
Amphenol Corp., Class A	77,019	5,685,543
Arrow Electronics, Inc. (A)	80,589	6,319,789
CDW Corp.	97,988	6,127,190
Keysight Technologies, Inc. (A)	152,025	5,918,333

		24,050,855

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts - 9.6%
American Campus Communities, Inc.	49,450	$ 2,338,985
American Homes 4 Rent, Class A	81,707	1,844,127
AvalonBay Communities, Inc.	23,950	4,602,472
Boston Properties, Inc.	33,807	4,158,937
Brixmor Property Group, Inc.	171,238	3,061,735
Essex Property Trust, Inc.	9,862	2,537,197
Federal Realty Investment Trust	20,689	2,614,883
GGP, Inc.	94,524	2,226,985
HCP, Inc.	29,457	941,446
Kimco Realty Corp.	191,243	3,509,309
Outfront Media, Inc.	128,217	2,964,377
Park Hotels & Resorts, Inc.	78,242	2,109,404
Rayonier, Inc.	113,358	3,261,310
Regency Centers Corp.	36,006	2,255,416
Vornado Realty Trust, Class A	50,266	4,719,977
Weyerhaeuser Co.	101,540	3,401,590
WP Carey, Inc.	23,481	1,549,981

		48,098,131

Food & Staples Retailing - 0.8%
Kroger Co.	164,316	3,831,849

Food Products - 0.7%
TreeHouse Foods, Inc. (A) (B)	44,632	3,645,988

Gas Utilities - 1.0%
National Fuel Gas Co. (B)	86,833	4,848,755

Health Care Providers & Services - 5.2%
AmerisourceBergen Corp., Class A	45,023	4,256,024
Cigna Corp.	31,661	5,299,735
Henry Schein, Inc. (A)	23,367	4,276,628
Humana, Inc., Class A	24,469	5,887,731
Laboratory Corp. of America Holdings (A)	14,245	2,195,724
Universal Health Services, Inc., Class B	34,762	4,243,745

		26,159,587

Hotels, Restaurants & Leisure - 1.5%
Hilton Grand Vacations, Inc. (A)	26,076	940,300
Hilton Worldwide Holdings, Inc.	76,962	4,760,100
Marriott International, Inc., Class A	18,426	1,848,312

		7,548,712

Household Durables - 3.6%
Mohawk Industries, Inc. (A)	42,918	10,372,852
Newell Brands, Inc.	142,328	7,631,627

		18,004,479

Household Products - 0.3%
Energizer Holdings, Inc.	36,856	1,769,825

Industrial Conglomerates - 1.1%
Carlisle Cos., Inc.	57,574	5,492,560

Insurance - 8.7%
Alleghany Corp. (A)	4,721	2,808,051
Chubb, Ltd.	18,691	2,717,297
Hartford Financial Services Group, Inc.	132,951	6,989,234
Loews Corp.	200,002	9,362,093
Marsh & McLennan Cos., Inc.	78,784	6,142,001
Progressive Corp.	70,220	3,096,000
Unum Group	83,222	3,880,642
WR Berkley Corp.	33,330	2,305,436
XL Group, Ltd.	150,946	6,611,435

		43,912,189

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Mid Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Internet & Direct Marketing Retail - 1.5%
Expedia, Inc.	52,292	$ 7,788,893

Internet Software & Services - 0.4%
Match Group, Inc. (A)	115,057	1,999,691

IT Services - 1.3%
Jack Henry & Associates, Inc.	60,930	6,328,799

Machinery - 2.2%
IDEX Corp.	43,048	4,864,854
Snap-on, Inc.	38,310	6,052,980

		10,917,834

Media - 1.8%
CBS Corp., Class B	58,314	3,719,267
DISH Network Corp., Class A (A)	81,579	5,119,898

		8,839,165

Multi-Utilities - 4.4%
CenterPoint Energy, Inc.	51,868	1,420,146
CMS Energy Corp.	163,616	7,567,240
Sempra Energy	55,507	6,258,414
WEC Energy Group, Inc.	114,834	7,048,511

		22,294,311

Multiline Retail - 1.7%
Kohl’s Corp. (B)	124,413	4,811,051
Nordstrom, Inc. (B)	79,947	3,823,865

		8,634,916

Oil, Gas & Consumable Fuels - 5.9%
Energen Corp. (A)	189,490	9,355,121
EQT Corp.	160,320	9,393,149
PBF Energy, Inc., Class A (B)	174,335	3,880,697
Williams Cos., Inc.	225,737	6,835,317

		29,464,284

Personal Products - 1.8%
Coty, Inc., Class A	226,033	4,240,379
Edgewell Personal Care Co. (A)	62,642	4,762,045

		9,002,424

Real Estate Management & Development - 0.6%
CBRE Group, Inc., Class A (A)	89,902	3,272,433

Semiconductors & Semiconductor Equipment - 0.8%
Analog Devices, Inc., Class A	44,823	3,487,229
KLA-Tencor Corp.	7,125	652,009

		4,139,238

	Shares	Value
COMMON STOCKS (continued)
Software - 1.2%
Synopsys, Inc. (A)	85,458	$ 6,232,452

Specialty Retail - 3.8%
AutoZone, Inc. (A)	7,236	4,127,848
Bed Bath & Beyond, Inc.	87,330	2,654,832
Best Buy Co., Inc.	72,723	4,169,210
Gap, Inc., Class A (B)	158,862	3,493,375
Tiffany & Co.	50,863	4,774,510

		19,219,775

Textiles, Apparel & Luxury Goods - 1.6%
PVH Corp.	48,985	5,608,782
Ralph Lauren Corp., Class A	36,050	2,660,490

		8,269,272

Trading Companies & Distributors - 1.0%
MSC Industrial Direct Co., Inc., Class A	57,435	4,937,113

Total Common Stocks (Cost $396,343,550)		489,360,835

SECURITIES LENDING COLLATERAL - 4.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.97% (C)	20,650,213	20,650,213

Total Securities Lending Collateral (Cost $20,650,213)		20,650,213

	Principal	Value
REPURCHASE AGREEMENT - 2.7%
State Street Bank & Trust Co. 0.12% (C), dated 06/30/2017, to be repurchased at $13,494,100 on 07/03/2017. Collateralized by a U.S. Government Obligation, 1.13%, due 08/31/2021, and with a value of $13,765,176.	$ 13,493,966	13,493,966

Total Repurchase Agreement (Cost $13,493,966)		13,493,966

Total Investments (Cost $430,487,729) (D)		523,505,014
Net Other Assets (Liabilities) - (4.1)%		(20,830,889)

Net Assets - 100.0%		$ 502,674,125

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$489,360,835	$—	$—	$489,360,835
Securities Lending Collateral	20,650,213	—	—	20,650,213
Repurchase Agreement	—	13,493,966	—	13,493,966

Total Investments	$510,011,048	$13,493,966	$—	$523,505,014

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Mid Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $20,203,491. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at June 30, 2017.
(D)	Aggregate cost for federal income tax purposes is $430,487,729. Aggregate gross unrealized appreciation and depreciation for all securities is $105,574,291 and $12,557,006, respectively. Net unrealized appreciation for tax purposes is $93,017,285.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended June 30, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Mid Cap Value VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2017

(unaudited)

Assets:
Investments, at value (cost $416,993,763) (including securities loaned of $20,203,491)	$510,011,048
Repurchase agreement, at value (cost $13,493,966)	13,493,966
Receivables and other assets:
Shares of beneficial interest sold	95,713
Investments sold	240,099
Interest	45
Dividends	695,051
Net income from securities lending	5,692
Prepaid expenses	2,248

Total assets	524,543,862

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	292,731
Investments purchased	472,924
Investment management fees	345,987
Distribution and service fees	48,712
Transfer agent costs	1,535
Trustees, CCO and deferred compensation fees	2,027
Audit and tax fees	12,232
Custody fees	7,246
Legal fees	3,873
Printing and shareholder reports fees	25,134
Other	7,123
Collateral for securities on loan	20,650,213

Total liabilities	21,869,737

Net assets	$502,674,125

Net assets consist of:
Capital stock ($0.01 par value)	$245,698
Additional paid-in capital	288,953,670
Undistributed (distributions in excess of) net investment income (loss)	5,473,203
Accumulated net realized gain (loss)	114,984,269
Net unrealized appreciation (depreciation) on:
Investments	93,017,285

Net assets	$502,674,125

Net assets by class:
Initial Class	$264,624,284
Service Class	238,049,841

Shares outstanding:
Initial Class	12,848,718
Service Class	11,721,050

Net asset value and offering price per share:
Initial Class	$20.60
Service Class	20.31
STATEMENT OF OPERATIONS

For the period ended June 30, 2017

(unaudited)

Investment Income:
Dividend income	$4,305,918
Interest income	4,760
Net income (loss) from securities lending	42,734

Total investment income	4,353,412

Expenses:
Investment management fees	2,073,101
Distribution and service fees:
Service Class	293,349
Transfer agent costs	3,365
Trustees, CCO and deferred compensation fees	5,956
Audit and tax fees	12,249
Custody fees	26,368
Legal fees	12,950
Printing and shareholder reports fees	7,725
Other	6,599

Total expenses before waiver and/or reimbursement and recapture	2,441,662

Expenses waived and/or reimbursed:
Initial Class	(130)
Service Class	(118)

Net expenses	2,441,414

Net investment income (loss)	1,911,998

Net realized gain (loss) on:
Investments	6,955,039

Net change in unrealized appreciation (depreciation) on:
Investments	20,382,899

Net realized and change in unrealized gain (loss)	27,337,938

Net increase (decrease) in net assets resulting from operations	$29,249,936

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Mid Cap Value VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2017 (unaudited)	December 31, 2016
From operations:
Net investment income (loss)	$1,911,998	$3,285,583
Net realized gain (loss)	6,955,039	109,786,582
Net change in unrealized appreciation (depreciation)	20,382,899	(93,190,521)

Net increase (decrease) in net assets resulting from operations	29,249,936	19,881,644

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	—	(5,085,622)
Service Class	—	(3,800,857)

Total dividends and/or distributions from net investment income	—	(8,886,479)

Net realized gains:
Initial Class	—	(37,958,411)
Service Class	—	(31,790,526)

Total dividends and/or distributions from net realized gains	—	(69,748,937)

Total dividends and/or distributions to shareholders	—	(78,635,416)

Capital share transactions:
Proceeds from shares sold:
Initial Class	2,910,837	19,053,152
Service Class	19,159,175	45,142,262

	22,070,012	64,195,414

Dividends and/or distributions reinvested:
Initial Class	—	43,044,033
Service Class	—	35,591,383

	—	78,635,416

Cost of shares redeemed:
Initial Class	(11,619,416)	(652,734,330)
Service Class	(20,089,868)	(23,782,624)

	(31,709,284)	(676,516,954)

Net increase (decrease) in net assets resulting from capital share transactions	(9,639,272)	(533,686,124)

Net increase (decrease) in net assets	19,610,664	(592,439,896)

Net assets:
Beginning of period/year	483,063,461	1,075,503,357

End of period/year	$502,674,125	$483,063,461

Undistributed (distributions in excess of) net investment income (loss)	$5,473,203	$3,561,205

Capital share transactions - shares:
Shares issued:
Initial Class	144,872	974,503
Service Class	968,264	2,223,114

	1,113,136	3,197,617

Shares reinvested:
Initial Class	—	2,310,468
Service Class	—	1,933,264

	—	4,243,732

Shares redeemed:
Initial Class	(573,693)	(33,948,098)
Service Class	(1,013,130)	(1,224,611)

	(1,586,823)	(35,172,709)

Net increase (decrease) in shares outstanding:
Initial Class	(428,821)	(30,663,127)
Service Class	(44,866)	2,931,767

	(473,687)	(27,731,360)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Mid Cap Value VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$19.40		$20.41		$22.68	$21.02	$16.21	$13.55

Investment operations:
Net investment income (loss) (A)	0.09		0.16	(B)	0.18	0.22	0.17	0.19
Net realized and unrealized gain (loss)	1.11		2.66		(0.79)	2.90	4.95	2.58

Total investment operations	1.20		2.82		(0.61)	3.12	5.12	2.77

Dividends and/or distributions to shareholders:
Net investment income	—		(0.45)		(0.20)	(0.16)	(0.09)	(0.11)
Net realized gains	—		(3.38)		(1.46)	(1.30)	(0.22)	—

Total dividends and/or distributions to shareholders	—		(3.83)		(1.66)	(1.46)	(0.31)	(0.11)

Net asset value, end of period/year	$20.60		$19.40		$20.41	$22.68	$21.02	$16.21

Total return (C)	6.19	%(D)	14.59%		(2.74)%	15.29%	31.81%	20.53%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$264,624		$257,643		$897,002	$994,918	$906,706	$566,505
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.87	%(E)	0.88%		0.86%	0.86%	0.86%	0.88%
Including waiver and/or reimbursement and recapture	0.87	%(E)(F)	0.86	%(B)	0.86%	0.86%	0.86%	0.88%
Net investment income (loss) to average net assets	0.89	%(E)	0.79	%(B)	0.81%	1.00%	0.89%	1.25%
Portfolio turnover rate	9	%(D)	26%		17%	24%	29%	28%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Not annualized.
(E)	Annualized.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$19.16		$20.21		$22.48	$20.87	$16.12	$13.49

Investment operations:
Net investment income (loss) (A)	0.06		0.12	(B)	0.12	0.17	0.12	0.15
Net realized and unrealized gain (loss)	1.09		2.61		(0.77)	2.87	4.92	2.57

Total investment operations	1.15		2.73		(0.65)	3.04	5.04	2.72

Dividends and/or distributions to shareholders:
Net investment income	—		(0.40)		(0.16)	(0.13)	(0.07)	(0.09)
Net realized gains	—		(3.38)		(1.46)	(1.30)	(0.22)	—

Total dividends and/or distributions to shareholders	—		(3.78)		(1.62)	(1.43)	(0.29)	(0.09)

Net asset value, end of period/year	$20.31		$19.16		$20.21	$22.48	$20.87	$16.12

Total return (C)	6.00	%(D)	14.28%		(2.94)%	14.99%	31.47%	20.24%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$238,050		$225,420		$178,501	$172,889	$103,938	$53,092
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.12	%(E)	1.12%		1.11%	1.11%	1.11%	1.13%
Including waiver and/or reimbursement and recapture	1.12	%(E)(F)	1.11	%(B)	1.11%	1.11%	1.11%	1.13%
Net investment income (loss) to average net assets	0.65	%(E)	0.62	%(B)	0.56%	0.78%	0.65%	1.00%
Portfolio turnover rate	9	%(D)	26%		17%	24%	29%	28%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Not annualized.
(E)	Annualized.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2017

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Mid Cap Value VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the period ended June 30, 2017, commissions recaptured are $2,022.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at June 30, 2017, if any, are identified within the Schedule of Investments.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at June 30, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to each other as well as to other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of June 30, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2017.

Repurchase agreements at June 30, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of June 30, 2017.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$20,650,213	$—	$—	$—	$20,650,213
Total Borrowings	$20,650,213	$—	$—	$—	$20,650,213

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

As of June 30, 2017, the percentage of Portfolio net assets owned by affiliated investors are as follows:

Portfolio	Value	Percentage of Net Assets
Transamerica Asset Allocation – Conservative VP	$25,033,258	4.98%
Transamerica Asset Allocation – Growth VP	8,246,558	1.64
Transamerica Asset Allocation – Moderate Growth VP	80,135,594	15.94
Transamerica Asset Allocation – Moderate VP	67,629,642	13.45
Transamerica BlackRock Tactical Allocation VP	52,260,059	10.40
Total	$233,305,111	46.41%

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate (A)
First $100 million	0.880%
Over $100 million	0.830%

(A)	TAM has voluntarily agreed to waive a portion of its management fee. These amounts are not subject to recapture by TAM in future years.

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs including the investment management fee but excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.95%	May 1, 2018
Service Class	1.20%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.95%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees for all applicable share classes.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the period ended June 30, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of June 30, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. For the period ended June 30, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the period ended June 30, 2017.

7. PRINCIPAL OWNERSHIP

As of June 30, 2017, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	3	75.55%	75.55%
Service Class	1	91.27%	91.27%

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

8. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 41,332,983	$ 42,219,265

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

10. NEW ACCOUNTING PRONOUNCEMENT

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Mid Cap Value VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 7-8, 2017, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica JPMorgan Mid Cap Value VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and J.P. Morgan Investment Management, Inc. (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2018.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Services, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed continuation of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmark, in each case for various trailing periods ended December 31, 2016.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Mid Cap Value VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Initial Class Shares of the Portfolio was above the median for its peer universe for the past 3-, 5- and 10-year periods and below the median for the past 1-year period. The Board also noted that the performance of Initial Class Shares of the Portfolio was above its benchmark for the past 10-year period and below its benchmark for the past 1-, 3- and 5-year periods.

Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Initial Class Shares of the Portfolio were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM had not made material changes to this methodology, which had been applied consistently for the Portfolio.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Mid Cap Value VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through its undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio and that TAM believes that the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2017, and held for the entire period until June 30, 2017.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,043.60	$3.90	$1,021.00	$3.86	0.77%
Service Class	1,000.00	1,042.30	5.17	1,019.70	5.11	1.02

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2017

(unaudited)

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	24.5%
Common Stocks	22.4
U.S. Government Agency Obligations	16.6
U.S. Government Obligations	15.5
Asset-Backed Securities	8.5
Investment Companies	5.2
Repurchase Agreement	3.8
Mortgage-Backed Securities	2.8
Securities Lending Collateral	1.5
Foreign Government Obligations	0.5
Preferred Stocks	0.1
Municipal Government Obligations	0.0	*
Short-Term U.S. Government Obligations	0.0	*
Master Limited Partnership	0.0	*
Right	0.0	*
Net Other Assets (Liabilities) ^	(1.4)
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS

At June 30, 2017

(unaudited)

	Principal	Value
ASSET-BACKED SECURITIES - 8.5%
Cayman Islands - 0.0% (A)
Carlyle Global Market Strategies Commodities Funding, Ltd. Series 2014-1A, Class A, 3.06% (B), 10/15/2021 (C) (D) (E)	$ 174,044	$ 83,541
Colony American Finance, Ltd. Series 2016-2, Class A, 2.55%, 11/15/2048 (C)	323,689	317,179

		400,720

Ireland - 0.1%
Trafigura Securitisation Finance PLC Series 2014-1A, Class A, 2.11% (B), 10/15/2018 (C) (F)	744,000	743,343

United States - 8.4%
Aames Mortgage Investment Trust Series 2005-3, Class M1, 2.01% (B), 08/25/2035 (C)	302,443	294,891
Academic Loan Funding Trust
Series 2012-1A, Class A1,
2.02% (B), 12/27/2022 (C)	52,663	52,757
Series 2013-1A, Class A,
2.02% (B), 12/26/2044 (C)	218,299	217,253
Accredited Mortgage Loan Trust Series 2005-4, Class A2D, 1.54% (B), 12/25/2035	373,248	368,351
ACE Securities Corp. Home Equity Loan Trust
Series 2002-HE3, Class M1,
3.02% (B), 10/25/2032	447,869	446,024
Series 2003-HE1, Class M1,
2.19% (B), 11/25/2033	783,039	767,456
Series 2004-HE4, Class M2,
2.19% (B), 12/25/2034	279,663	271,598
Ally Auto Receivables Trust Series 2013-2, Class A4, 1.24%, 11/15/2018	34,206	34,205
Ally Master Owner Trust Series 2015-3, Class A, 1.63%, 05/15/2020	400,000	400,055
American Credit Acceptance Receivables Trust
Series 2016-3, Class A,
1.70%, 11/12/2020 (C)	148,638	148,429
Series 2016-3, Class C,
4.26%, 08/12/2022 (C)	289,000	293,912
Series 2016-4, Class C,
2.91%, 02/13/2023 (C)	284,000	285,150
American Homes 4 Rent Trust
Series 2014-SFR2, Class E,
6.23%, 10/17/2036 (C)	150,000	166,337
Series 2014-SFR3, Class E,
6.42%, 12/17/2036 (C)	175,000	196,376
Series 2015-SFR1, Class A,
3.47%, 04/17/2052 (C)	240,184	247,766
Series 2015-SFR1, Class E,
5.64%, 04/17/2052 (C)	292,500	314,293
Series 2015-SFR2, Class D,
5.04%, 10/17/2045 (C)	700,000	746,794
Series 2015-SFR2, Class E,
6.07%, 10/17/2045 (C)	400,000	442,451

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
American Tower Trust #1
Series 2013-1A, Class 1A,
1.55%, 03/15/2043 (C)	$ 225,000	$ 224,542
Series 2013-2A, Class 2A,
3.07%, 03/15/2048 (C)	450,000	453,433
AmeriCredit Automobile Receivables Trust
Series 2016-4, Class B,
1.83%, 12/08/2021	500,000	495,776
Series 2017-1, Class B,
2.30%, 02/18/2022	235,000	235,289
Series 2017-1, Class C,
2.71%, 08/18/2022	127,000	127,671
Series 2017-1, Class D,
3.13%, 01/18/2023	284,000	285,120
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2003-10, Class M2, 3.77% (B), 12/25/2033	541,881	528,685
Anchor Assets IX LLC Series 2016-1, Class A, 5.13%, 02/15/2020 (C) (F)	1,500,000	1,500,000
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
Series 2003-W9, Class M2,
3.80% (B), 01/25/2034	444,062	434,816
Series 2003-W9, Class M3B,
4.34% (B), 01/25/2034	740,155	722,115
Series 2004-W4, Class A,
1.74% (B), 03/25/2034	504,112	475,565
Asset-Backed Securities Corp. Home Equity Loan Trust
Series 2003-HE6, Class M1,
2.19% (B), 11/25/2033	841,442	829,079
Series 2003-HE6, Class M2,
3.69% (B), 11/25/2033	725,035	690,077
Series 2003-HE6, Class M3,
4.22% (B), 11/25/2033	715,368	675,671
Series 2004-HE1, Class M1,
2.21% (B), 01/15/2034	547,146	535,585
Series 2004-HE3, Class M2,
2.90% (B), 06/25/2034	999,457	946,986
AXIS Equipment Finance Receivables III LLC Series 2015-1A, Class A2, 1.90%, 03/20/2020 (C)	100,826	100,759
AXIS Equipment Finance Receivables IV LLC Series 2016-1A, Class A, 2.21%, 11/20/2021 (C)	277,937	276,785
B2R Mortgage Trust
Series 2015-1, Class A1,
2.52%, 05/15/2048 (C)	197,261	195,877
Series 2015-2, Class A,
3.34%, 11/15/2048 (C)	1,051,445	1,064,416
Banc of America Funding Corp. Series 2012-R6, Class 1A1, 3.00%, 10/26/2039 (C) (F)	65,595	64,639
BCC Funding Corp. X Series 2015-1, Class A2, 2.22%, 10/20/2020 (C)	172,413	172,235

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
BCC Funding XIII LLC Series 2016-1, Class A2, 2.20%, 12/20/2021 (C)	$ 474,269	$ 474,146
Bear Stearns Asset-Backed Securities I Trust
Series 2004-FR2, Class M3,
3.02% (B), 06/25/2034	347,621	339,567
Series 2004-HE6, Class M2,
3.09% (B), 08/25/2034	607,203	583,374
Bear Stearns Asset-Backed Securities Trust Series 2003-2, Class M1, 3.02% (B), 03/25/2043	793,529	790,113
BMW Vehicle Owner Trust Series 2014-A, Class A3, 0.97%, 11/26/2018	26,457	26,446
BXG Receivables Note Trust Series 2012-A, Class A, 2.66%, 12/02/2027 (C)	32,085	31,755
CAM Mortgage Trust Series 2017-1, Class A1, 3.22% (B), 08/01/2057 (C)	408,317	408,594
Camillo Trust Series 2016-SFR1, 5.00%, 12/05/2023 (F)	1,032,713	1,030,454
Capital Auto Receivables Asset Trust Series 2016-2, Class A2A, 1.32%, 01/22/2019	149,085	149,018
CarFinance Capital Auto Trust
Series 2014-1A, Class B,
2.72%, 04/15/2020 (C)	60,889	61,095
Series 2014-2A, Class A,
1.44%, 11/16/2020 (C)	59,949	59,888
Series 2015-1A, Class A,
1.75%, 06/15/2021 (C)	95,107	95,097
CarMax Auto Owner Trust
Series 2013-4, Class A4,
1.28%, 05/15/2019	56,347	56,308
Series 2014-2, Class A3,
0.98%, 01/15/2019	58,119	58,072
Carmax Auto Owner Trust Series 2016-3, Class C, 2.20%, 06/15/2022	850,000	842,860
CarNow Auto Receivables Trust
Series 2016-1A, Class A,
2.26%, 05/15/2019 (C)	496,640	496,926
Series 2016-1A, Class B,
3.49%, 02/15/2021 (C)	463,000	464,980
Centex Home Equity Loan Trust Series 2004-A, Class M1, 1.82% (B), 01/25/2034	1,461,833	1,414,323
Chase Funding Trust
Series 2003-2, Class 2A2,
1.78% (B), 02/25/2033	258,024	231,026
Series 2003-5, Class 2A2,
1.82% (B), 07/25/2033	576,894	557,368
CHEC Loan Trust Series 2004, Class M2, 2.19% (B), 07/25/2034	340,651	310,533

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
Citi Held For Asset Issuance
Series 2016-MF1, Class A,
4.48%, 08/15/2022 (C)	$ 209,842	$ 212,504
Series 2016-MF1, Class B,
6.64%, 08/15/2022 (C)	650,000	677,665
Series 2016-PM1, Class A,
4.65%, 04/15/2025 (C)	137,950	139,453
CLUB Credit Trust Series 2017-NP1, Class A, 2.39%, 04/17/2023 (C)	280,000	280,214
Continental Credit Card Series 2016-1A, Class A, 4.56%, 01/15/2023 (C)	539,079	539,026
COOF Securitization Trust, Ltd., Interest Only STRIPS Series 2014-1, Class A, 3.03% (B), 06/25/2040 (C)	352,587	32,662
Countrywide Partnership Trust Series 2004-EC1, Class M2, 2.16% (B), 01/25/2035	472,708	464,733
CPS Auto Receivables Trust
Series 2013-A, Class A,
1.31%, 06/15/2020 (C)	22,336	22,282
Series 2014-C, Class A,
1.31%, 02/15/2019 (C)	15,543	15,541
Series 2014-C, Class C,
3.77%, 08/17/2020 (C)	100,000	101,705
Series 2014-D, Class A,
1.49%, 04/15/2019 (C)	47,781	47,770
Series 2014-D, Class C,
4.35%, 11/16/2020 (C)	100,000	102,246
Series 2015-A, Class A,
1.53%, 07/15/2019 (C)	89,147	89,102
Series 2015-A, Class C,
4.00%, 02/16/2021 (C)	100,000	102,024
Series 2015-B, Class A,
1.65%, 11/15/2019 (C)	165,370	165,443
Series 2016-A, Class A,
2.25%, 10/15/2019 (C)	142,170	142,463
Series 2016-A, Class B,
3.34%, 05/15/2020 (C)	591,457	598,736
Series 2016-B, Class A,
2.07%, 11/15/2019 (C)	123,593	123,747
Series 2016-C, Class C,
3.27%, 06/15/2022 (C)	560,000	564,696
Credit Acceptance Auto Loan Trust
Series 2014-2A, Class A,
1.88%, 03/15/2022 (C)	134,234	134,254
Series 2015-2A, Class A,
2.40%, 02/15/2023 (C)	524,000	525,954
Series 2017-1A, Class A,
2.56%, 10/15/2025 (C)	360,000	361,092
Series 2017-1A, Class B,
3.04%, 12/15/2025 (C)	250,000	250,533
Series 2017-1A, Class C,
3.48%, 02/17/2026 (C)	250,000	252,000
Series 2017-2A, Class C,
3.35%, 06/15/2026 (C)	250,000	249,996

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
Credit-Based Asset Servicing & Securitization LLC
Series 2003-CB6, Class M1,
2.27% (B), 12/25/2033	$ 910,491	$ 896,061
Series 2004-CB2, Class M1,
2.00% (B), 07/25/2033	934,077	880,479
CWABS, Inc. Asset-Backed Certificates Trust Series 2004-6, Class M5, 3.12% (B), 08/25/2034	358,587	355,829
Drive Auto Receivables Trust
Series 2015-AA, Class D,
4.12%, 07/15/2022 (C)	294,000	297,769
Series 2015-BA, Class D,
3.84%, 07/15/2021 (C)	400,000	406,031
Series 2015-DA, Class D,
4.59%, 01/17/2023 (C)	286,000	295,713
Series 2016-BA, Class B,
2.56%, 06/15/2020 (C)	159,000	159,522
Series 2016-CA, Class D,
4.18%, 03/15/2024 (C)	602,000	614,713
Series 2017-1, Class C,
2.84%, 04/15/2022	643,000	644,654
Series 2017-1, Class D,
3.84%, 03/15/2023	1,130,000	1,134,648
Series 2017-AA, Class B,
2.51%, 01/15/2021 (C)	163,000	163,612
Series 2017-AA, Class C,
2.98%, 01/18/2022 (C)	260,000	261,888
Series 2017-AA, Class D,
4.16%, 05/15/2024 (C)	346,000	351,804
DT Auto Owner Trust
Series 2016-2A, Class A,
1.73%, 08/15/2019 (C)	94,632	94,634
Series 2016-3A, Class A,
1.75%, 11/15/2019 (C)	283,869	283,972
Series 2016-3A, Class B,
2.65%, 07/15/2020 (C)	550,000	552,397
Series 2016-4A, Class B,
2.02%, 08/17/2020 (C)	178,000	177,731
Series 2016-4A, Class D,
3.77%, 10/17/2022 (C)	309,600	311,772
Series 2017-1A, Class D,
3.55%, 11/15/2022 (C)	315,000	315,675
Series 2017-2A, Class C,
3.03%, 01/17/2023 (C)	549,000	549,347
Engs Commercial Finance Trust Series 2016-1A, Class A2, 2.63%, 02/22/2022 (C)	262,716	262,326
Exeter Automobile Receivables Trust
Series 2014-2A, Class C,
3.26%, 12/16/2019 (C)	65,000	65,404
Series 2015-2A, Class A,
1.54%, 11/15/2019 (C)	29,914	29,903
Series 2016-1A, Class A,
2.35%, 07/15/2020 (C)	85,866	85,983
Series 2016-1A, Class C,
5.52%, 10/15/2021 (C)	445,000	463,714

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
Exeter Automobile Receivables Trust (continued)
Series 2016-2A, Class A,
2.21%, 07/15/2020 (C)	$ 270,714	$ 270,864
Series 2016-3A, Class A,
1.84%, 11/16/2020 (C)	708,180	706,528
Series 2016-3A, Class B,
2.84%, 08/16/2021 (C)	226,000	226,879
Series 2017-1A, Class C,
3.95%, 12/15/2022 (C)	165,000	166,956
Fifth Third Auto Trust Series 2014-3, Class A3, 0.96%, 03/15/2019	33,744	33,713
First Franklin Mortgage Loan Trust Series 2006-FF2, Class A4, 1.42% (B), 02/25/2036	231,258	229,615
First Investors Auto Owner Trust
Series 2014-3A, Class A3,
1.67%, 11/16/2020 (C)	144,101	144,119
Series 2015-2A, Class A1,
1.59%, 12/16/2019 (C)	53,953	53,951
Series 2016-1A, Class A1,
1.92%, 05/15/2020 (C)	121,232	121,319
Series 2016-2A, Class A1,
1.53%, 11/16/2020 (C)	229,360	228,975
FirstKey Lending Trust
Series 2015-SFR1, Class A,
2.55%, 03/09/2047 (C)	851,147	850,923
Series 2015-SFR1, Class B,
3.42%, 03/09/2047 (C)	240,000	240,881
Flagship Credit Auto Trust
Series 2014-1, Class B,
2.55%, 02/18/2020 (C)	33,118	33,161
Series 2014-2, Class A,
1.43%, 12/16/2019 (C)	33,337	33,339
Series 2014-2, Class B,
2.84%, 11/16/2020 (C)	134,000	134,867
Series 2014-2, Class C,
3.95%, 12/15/2020 (C)	66,000	66,724
Series 2015-1, Class A,
1.63%, 06/15/2020 (C)	129,139	129,096
Series 2015-3, Class A,
2.38%, 10/15/2020 (C)	384,303	384,768
Series 2015-3, Class B,
3.68%, 03/15/2022 (C)	189,000	192,092
Series 2015-3, Class C,
4.65%, 03/15/2022 (C)	126,000	129,643
Series 2016-1, Class A,
2.77%, 12/15/2020 (C)	268,590	270,663
Series 2016-1, Class C,
6.22%, 06/15/2022 (C)	600,000	641,847
Series 2016-4, Class C,
2.71%, 11/15/2022 (C)	423,000	420,246
Ford Credit Auto Owner Trust
Series 2014-B, Class A3,
0.90%, 10/15/2018	14,490	14,486
Series 2014-C, Class A3,
1.06%, 05/15/2019	197,049	196,835

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
GCAT Series 2015-2, Class A1, 3.75% (B), 07/25/2020 (C)	$ 234,494	$ 234,986
GLC Trust Series 2014-A, Class A, 3.00%, 07/15/2021 (C)	37,823	37,350
GLS Auto Receivables Trust
Series 2015-1A, Class A,
2.25%, 12/15/2020 (C)	116,181	116,091
Series 2016-1A, Class A,
2.73%, 10/15/2020 (C)	267,553	267,554
Series 2016-1A, Class B,
4.39%, 01/15/2021 (C)	240,000	240,692
Series 2017-1A, Class B,
2.98%, 12/15/2021 (C)	800,000	799,036
GMAT Trust Series 2013-1A, Class A, 6.97% (B), 11/25/2043 (C)	92,984	93,122
GO Financial Auto Securitization Trust
Series 2015-2, Class A,
3.27%, 11/15/2018 (C)	25,007	25,011
Series 2015-2, Class B,
4.80%, 08/17/2020 (C)	348,000	350,608
Gold Key Resorts LLC Series 2014-A, Class A, 3.22%, 03/17/2031 (C)	174,296	174,821
Golden Bear LLC Series 2016-R, Class R, 5.65%, 09/20/2047 (C)	431,617	437,821
Goodgreen Trust Series 2017-1A, Class A, 3.74%, 10/15/2052 (C)	215,449	217,969
Green Tree Agency Advance Funding Trust I
Series 2016-T1, Class AT1,
2.38%, 10/15/2048 (C)	1,375,000	1,369,306
Series 2016-T1, Class BT1,
3.12%, 10/15/2048 (C)	308,000	306,100
HERO Funding Trust
Series 2016-3A, Class A1,
3.08%, 09/20/2042 (C)	310,916	315,288
Series 2017-1A, Class A2,
4.46%, 09/20/2047 (C)	790,650	815,320
Hilton Grand Vacations Trust Series 2017-AA, Class A, 2.66%, 12/26/2028 (C)	274,486	274,606
Home Equity Asset Trust
Series 2003-3, Class M1,
2.51% (B), 08/25/2033	1,023,748	1,008,521
Series 2004-3, Class M1,
2.07% (B), 08/25/2034	1,007,503	965,296
Home Equity Mortgage Loan Asset-Backed Trust
Series 2004-B, Class M8,
4.52% (B), 11/25/2034	250,172	229,048
Series 2006-B, Class 2A3,
1.41% (B), 06/25/2036	700,574	680,141

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
Honda Auto Receivables Owner Trust Series 2014-2, Class A3, 0.77%, 03/19/2018	$ 2,825	$ 2,825
Hyundai Auto Receivables Trust Series 2014-B, Class A3, 0.90%, 12/17/2018	34,486	34,473
Kabbage Asset Securitization LLC Series 2017-1, Class A, 4.57%, 03/15/2022 (C)	1,960,000	2,005,067
KGS-Alpha SBA COOF Trust, Interest Only STRIPS
Series 2012-2, Class A,
0.80% (B), 08/25/2038 (C)	1,336,349	29,318
Series 2013-2, Class A,
1.67% (B), 03/25/2039 (C)	1,128,657	48,185
Series 2014-2, Class A,
3.39% (B), 04/25/2040 (C)	566,688	46,777
LendingClub Issuance Trust
Series 2016-NP1, Class A,
3.75%, 06/15/2022 (C)	169,037	170,049
Series 2016-NP2, Class A,
3.00%, 01/17/2023 (C)	138,092	138,523
Lendmark Funding Trust
Series 2016-A, Class A,
4.82%, 08/21/2023 (C)	445,000	456,286
Series 2017-1A, Class A,
2.83%, 01/22/2024 (C)	454,000	453,907
Series 2017-1A, Class B,
3.77%, 01/22/2024 (C)	1,300,000	1,299,947
Series 2017-1A, Class C,
5.41%, 01/22/2024 (C)	1,200,000	1,199,688
Long Beach Mortgage Loan Trust
Series 2004-3, Class M2,
2.12% (B), 07/25/2034	852,568	831,228
Series 2004-3, Class M4,
2.83% (B), 07/25/2034	261,331	260,096
Series 2004-4, Class M1,
2.12% (B), 10/25/2034	867,076	830,004
LV Tower 52 Series 2013-1, Class A, 5.75%, 02/15/2023 (C) (F)	1,118,292	1,123,883
Mariner Finance Issuance Trust Series 2017-AA, Class A, 3.62%, 02/20/2029 (C)	782,000	788,060
Marlette Funding Trust
Series 2016-1A, Class A,
3.06%, 01/17/2023 (C)	328,255	329,729
Series 2017-1A, Class A,
2.83%, 03/15/2024 (C)	943,481	946,870
Series 2017-2A, Class A,
2.39%, 07/15/2024 (C)	2,829,000	2,828,994
Master Asset-Backed Securities Trust
Series 2004-OPT2, Class M1,
2.12% (B), 09/25/2034	333,227	325,993
Series 2005-NC1, Class M2,
1.97% (B), 12/25/2034	358,870	358,966

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
Meritage Mortgage Loan Trust Series 2003-1, Class M2, 3.54% (B), 11/25/2033	$ 880,046	$ 876,868
Morgan Stanley ABS Capital I, Inc. Trust
Series 2004-HE8, Class M1,
2.18% (B), 09/25/2034	1,000,000	971,058
Series 2004-NC2, Class M1,
2.04% (B), 12/25/2033	321,164	310,651
Series 2004-NC7, Class M2,
2.15% (B), 07/25/2034	598,585	600,000
Series 2004-NC8, Class M4,
2.72% (B), 09/25/2034	675,105	658,630
Morgan Stanley Dean Witter Capital I, Inc. Trust Series 2002-AM3, Class A3, 2.20% (B), 02/25/2033	780,226	762,255
Murray Hill Marketplace Trust Series 2016-LC1, Class A, 4.19%, 11/25/2022 (C)	399,760	403,347
Nationstar HECM Loan Trust
Series 2015-2A, Class A,
2.88%, 11/25/2025 (C)	53,947	53,964
Series 2015-2A, Class M1,
4.11%, 11/25/2025 (C)	395,000	395,126
Series 2016-1A, Class M1,
4.36% (B), 02/25/2026 (C)	365,000	365,117
Series 2016-2A, Class A,
2.24% (B), 06/25/2026 (C)	109,151	110,382
Series 2016-3A, Class A,
2.01%, 08/25/2026 (C)	136,398	137,819
Series 2017-1A, Class M1,
2.94%, 05/25/2027 (C)	100,000	99,849
New Century Home Equity Loan Trust
Series 2004-2, Class M3,
2.22% (B), 08/25/2034	534,525	501,245
Series 2004-2, Class M5,
3.24% (B), 08/25/2034	320,724	314,549
Series 2004-4, Class M1,
1.98% (B), 02/25/2035	1,046,746	990,600
New Residential Advanced Receivables Trust Series 2016-T2, Class AT2, 2.58%, 10/15/2049 (C)	500,000	496,756
Series 2016-T2, Class CT2,
3.51%, 10/15/2049 (C)	375,000	375,599
Nissan Auto Receivables Owner Trust Series 2014-B, Class A3, 1.11%, 05/15/2019	88,385	88,300
NovaStar Mortgage Funding Trust Series 2003-3, Class M1, 1.97% (B), 12/25/2033	435,639	409,411
NRPL Trust Series 2015-2A, Class A1, 3.75% (B), 10/25/2057 (C)	475,422	475,890
NRZ Advance Receivables Trust Series 2016-T1, Class AT1, 2.75%, 06/15/2049 (C)	229,000	227,204

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
Ocwen Master Advance Receivables Trust
Series 2015-T3, Class AT3,
3.21%, 11/15/2047 (C)	$ 954,000	$ 951,750
Series 2015-T3, Class BT3,
3.70%, 11/15/2047 (C)	229,000	229,000
Series 2015-T3, Class DT3,
4.69%, 11/15/2047 (C)	400,000	400,236
Series 2016-T1, Class AT1,
2.52%, 08/17/2048 (C)	1,204,000	1,198,445
Series 2016-T1, Class CT1,
3.61%, 08/17/2048 (C)	490,388	481,914
Series 2016-T1, Class DT1,
4.25%, 08/17/2048 (C)	526,316	518,967
OnDeck Asset Securitization Trust II LLC
Series 2016-1A, Class A,
4.21%, 05/17/2020 (C)	372,000	372,648
Series 2016-1A, Class B,
7.63%, 05/17/2020 (C)	100,000	100,875
OneMain Direct Auto Receivables Trust Series 2016-1A, Class A, 2.04%, 01/15/2021 (C)	234,378	234,640
OneMain Financial Issuance Trust
Series 2014-1A, Class A,
2.43%, 06/18/2024 (C)	65,878	65,903
Series 2014-1A, Class B,
3.24%, 06/18/2024 (C)	100,000	100,100
Series 2014-2A, Class A,
2.47%, 09/18/2024 (C)	323,452	323,873
Series 2014-2A, Class B,
3.02%, 09/18/2024 (C)	280,000	281,115
Series 2015-1A, Class A,
3.19%, 03/18/2026 (C)	863,000	871,602
Series 2015-2A, Class A,
2.57%, 07/18/2025 (C)	998,530	999,656
Series 2015-2A, Class B,
3.10%, 07/18/2025 (C)	279,000	278,337
Series 2016-1A, Class A,
3.66%, 02/20/2029 (C)	515,000	527,049
Oportun Funding II LLC Series 2016-A, Class A, 4.70%, 03/08/2021 (C)	629,000	640,732
Oportun Funding III LLC Series 2016-B, Class A, 3.69%, 07/08/2021 (C)	571,000	576,461
Oportun Funding VI LLC Series 2017-A, Class A, 3.23%, 06/08/2023 (C)	357,000	358,890
Option One Mortgage Acceptance Corp. Asset-Backed Certificates Series 2003-6, Class A2, 1.88% (B), 11/25/2033	513,717	499,903
Option One Mortgage Loan Trust Series 2004-1, Class M2, 2.87% (B), 01/25/2034	682,385	613,971
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-WCH1, Class M4, 2.46% (B), 01/25/2036	500,000	497,930

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
PFS Tax Lien Trust Series 2014-1, Class NOTE, 1.44%, 05/15/2029 (C)	$ 25,764	$ 25,566
Progreso Receivables Funding IV LLC Series 2015-B, Class A, 3.00%, 07/28/2020 (C)	250,000	250,952
Progress Residential Trust
Series 2015-SFR2, Class A,
2.74%, 06/12/2032 (C)	1,390,471	1,397,642
Series 2015-SFR2, Class B,
3.14%, 06/12/2032 (C)	327,000	327,289
Series 2015-SFR3, Class A,
3.07%, 11/12/2032 (C)	1,671,294	1,696,221
Series 2015-SFR3, Class D,
4.67%, 11/12/2032 (C)	250,000	258,838
Series 2015-SFR3, Class E,
5.66%, 11/12/2032 (C)	200,000	209,426
Prosper Marketplace Issuance Trust Series 2017-1A, Class A, 2.56%, 06/15/2023 (C)	535,000	536,177
Purchasing Power Funding LLC
Series 2015-A, Class A2,
4.75%, 12/15/2019 (C)	650,000	652,235
Series 2016-A, Class NT,
5.50%, 02/27/2019 (F)	385,147	385,147
RAMP Trust Series 2006-RZ1, Class A3, 1.52% (B), 03/25/2036	7,034	7,032
RASC Trust
Series 2005-EMX1, Class M1,
1.86% (B), 03/25/2035	743,126	737,616
Series 2005-KS9, Class M3,
1.68% (B), 10/25/2035	1,036,442	1,018,283
RBSHD Trust Series 2013-1A, Class A, 7.69% (B), 10/25/2047 (C) (F)	132,386	132,400
Renaissance Home Equity Loan Trust Series 2003-2, Class A, 2.10% (B), 08/25/2033	891,105	832,643
Renew Series 2017-1A, Class A, 3.67%, 09/20/2052 (C)	315,831	314,848
Rice Park Financing Trust Series 2016-A, Class A, 4.63%, 10/31/2041 (C) (F)	1,374,936	1,374,936
Securitized Asset-Backed Receivables LLC Trust
Series 2004-NC1, Class M2,
2.94% (B), 02/25/2034	511,838	507,881
Series 2004-OP2, Class M1,
2.19% (B), 08/25/2034	744,230	728,137
Sierra Auto Receivables Securitization Trust Series 2016-1A, Class A, 2.85%, 01/18/2022 (C)	94,845	94,891
Skopos Auto Receivables Trust Series 2015-2A, Class A, 3.55%, 02/15/2020 (C)	26,587	26,602

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
SoFi Consumer Loan Program LLC Series 2016-2A, Class A, 3.09%, 10/27/2025 (C)	$ 297,995	$ 300,475
Soundview Home Loan Trust
Series 2003-2, Class M2,
3.69% (B), 11/25/2033	12,673	12,588
Series 2005-OPT1, Class M2,
1.89% (B), 06/25/2035	1,000,000	979,501
Series 2006-OPT3, Class 2A3,
1.39% (B), 06/25/2036	403,642	385,107
Specialty Underwriting & Residential Finance Trust Series 2003-BC4, Class M1, 2.12% (B), 11/25/2034	792,291	759,300
SpringCastle America Funding LLC Series 2016-AA, Class A, 3.05%, 04/25/2029 (C)	535,286	538,438
Springleaf Funding Trust Series 2015-AA, Class A, 3.16%, 11/15/2024 (C)	769,000	775,955
SPS Servicer Advance Receivables Trust Series 2016-T1, Class AT1, 2.53%, 11/16/2048 (C)	700,000	693,899
Structured Asset Investment Loan Trust
Series 2003-BC12, Class M1,
2.19% (B), 11/25/2033	505,426	485,317
Series 2004-6, Class M2,
3.17% (B), 07/25/2034	422,894	395,275
Structured Asset Securities Corp. Mortgage Loan Trust
Series 2006-BC6, Class A4,
1.39% (B), 01/25/2037	419,967	397,062
Series 2007-BC3, Class 1A2,
1.36% (B), 05/25/2047	151,555	151,119
Structured Asset Securities Corp. Mortgage Pass-Through Certificates Series 2004-GEL1, Class A, 1.74% (B), 02/25/2034	786,602	741,772
Toyota Auto Receivables Owner Trust Series 2014-C, Class A3, 0.93%, 07/16/2018	22,862	22,845
Tricolor Auto Securitization Trust Series 2017-1, Class A, 5.09%, 05/15/2020 (C) (F)	613,808	613,437
Tricon American Homes Trust
Series 2015-SFR1, Class A,
2.42% (B), 05/17/2032 (C)	142,365	143,161
Series 2016-SFR1, Class A,
2.59%, 11/17/2033 (C)	353,000	349,125
U.S. Residential Opportunity Fund III Trust Series 2016-1III, Class A, 3.47% (B), 07/27/2036 (C)	350,280	352,677
Upstart Securitization Trust Series 2017-1, Class A, 2.64%, 06/20/2024 (C)	467,000	466,880
Verizon Owner Trust Series 2016-1A, Class A, 1.42%, 01/20/2021 (C)	100,000	99,505

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
VM DEBT LLC Series 2017-1, Class A, 6.50%, 10/02/2024 (C) (F)	$ 840,000	$ 840,000
VML LLC Series 2014-NPL1, Class A1, 3.88% (B), 04/27/2054 (C)	29,644	29,611
VOLT LI LLC Series 2016-NP11, Class A1, 3.50% (B), 10/25/2046 (C)	547,219	547,679
VOLT LIII LLC Series 2016-NP13, Class A1, 3.88% (B), 12/26/2046 (C)	601,758	605,517
VOLT LIV LLC Series 2017-NPL1, Class A1, 3.63% (B), 02/25/2047 (C)	445,782	446,075
VOLT LIX LLC Series 2017-NPL6, Class A1, 3.25% (B), 05/25/2047 (C)	360,429	360,872
VOLT LV LLC Series 2017-NPL2, Class A1, 3.50% (B), 03/25/2047 (C)	348,169	348,744
VOLT LVI LLC Series 2017-NPL3, Class A1, 3.50% (B), 03/25/2047 (C)	715,348	717,611
VOLT LVII LLC Series 2017-NPL4, Class A1, 3.38% (B), 04/25/2047 (C)	687,960	687,445
VOLT LVIII LLC Series 2017-NPL5, Class A1, 3.38% (B), 05/28/2047 (C)	586,956	586,736
VOLT LX LLC Series 2017-NPL7, Class A1, 3.25% (B), 04/25/2059 (C)	589,000	588,474
VOLT LXI LLC Series 2017-NPL8, Class A1, 3.13% (B), 06/25/2047 (C)	693,000	693,000
VOLT XIX LLC Series 2014-NP11, Class A1, 3.88% (B), 04/25/2055 (C)	70,250	70,281
VOLT XL LLC Series 2015-NP14, Class A1, 4.38% (B), 11/27/2045 (C)	235,594	236,445
VOLT XXII LLC Series 2015-NPL4, Class A1, 3.50% (B), 02/25/2055 (C)	128,110	128,561
VOLT XXIV LLC Series 2015-NPL6, Class A1, 3.50% (B), 02/25/2055 (C)	228,738	229,184
VOLT XXV LLC Series 2015-NPL8, Class A1, 3.50% (B), 06/26/2045 (C)	856,723	858,822
VOLT XXXIII LLC Series 2015-NPL5, Class A1, 3.50% (B), 03/25/2055 (C)	323,357	324,541
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates Series 2004-1, Class 1A, 1.52% (B), 04/25/2034	924,320	905,590

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
Westgate Resorts LLC Series 2017-1A, Class A, 3.05%, 12/20/2030 (C)	$ 430,172	$ 431,251
Westlake Automobile Receivables Trust
Series 2015-3A, Class D,
4.40%, 05/17/2021 (C)	250,000	253,570
Series 2016-2A, Class A2,
1.57%, 06/17/2019 (C)	298,835	298,814
Series 2016-2A, Class D,
4.10%, 06/15/2021 (C)	180,000	182,893
Series 2016-3A, Class C,
2.46%, 01/18/2022 (C)	863,000	860,778
Series 2017-1A, Class C,
2.70%, 10/17/2022 (C)	216,000	216,670
World Omni Auto Receivables Trust Series 2013-B, Class A4, 1.32%, 01/15/2020	94,247	94,228

		122,922,838

Total Asset-Backed Securities (Cost $122,300,698)		124,066,901

CORPORATE DEBT SECURITIES - 24.5%
Australia - 0.4%
APT Pipelines, Ltd. 4.25%, 07/15/2027 (C)	216,000	221,125
Australia & New Zealand Banking Group, Ltd.
4.40%, 05/19/2026 (C)	400,000	412,723
6.75% (B), 06/15/2026 (C) (G) (H)	450,000	497,242
BHP Billiton Finance USA, Ltd.
4.13%, 02/24/2042	185,000	189,411
5.00%, 09/30/2043	140,000	162,007
Commonwealth Bank of Australia
2.25%, 03/10/2020 (C)	845,000	846,821
4.50%, 12/09/2025 (C) (G)	200,000	209,412
GAIF Bond Issuer Pty, Ltd. 3.40%, 09/30/2026 (C)	184,000	180,746
Macquarie Bank, Ltd.
1.60%, 10/27/2017 (C)	594,000	594,050
2.60%, 06/24/2019 (C)	182,000	183,539
2.85%, 07/29/2020 (C)	150,000	152,336
4.00%, 07/29/2025 (C) (G)	150,000	156,912
Macquarie Group, Ltd.
6.00%, 01/14/2020 (C)	30,000	32,590
6.25%, 01/14/2021 (C)	80,000	88,981
National Australia Bank, Ltd. 3.38%, 01/14/2026	250,000	252,687
Newcrest Finance Pty, Ltd. 5.75%, 11/15/2041 (C)	53,000	57,524
Scentre Group Trust 1 / Scentre Group Trust 2 3.50%, 02/12/2025 (C)	300,000	301,108
Westpac Banking Corp.
2.00%, 03/03/2020 (C)	304,000	303,407
2.50%, 06/28/2022	370,000	368,407
2.60%, 11/23/2020	285,000	288,070
2.80%, 01/11/2022	120,000	121,744
3.35%, 03/08/2027	130,000	130,759

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Australia (continued)
Westpac Banking Corp. (continued)
4.32% (B), 11/23/2031, MTN	$ 645,000	$ 661,079

		6,412,680

Canada - 1.1%
Agrium, Inc.
3.38%, 03/15/2025	120,000	120,013
4.13%, 03/15/2035	470,000	467,717
5.25%, 01/15/2045	114,000	129,419
Air Canada Pass-Through Trust
3.60%, 09/15/2028 (C)	318,281	322,259
4.13%, 11/15/2026 (C)	51,650	53,587
Anadarko Finance Co. 7.50%, 05/01/2031	190,000	237,429
Bank of Montreal
1.40%, 09/11/2017, MTN	69,000	68,995
2.10%, 06/15/2020, MTN	1,130,000	1,128,806
2.38%, 01/25/2019, MTN	70,000	70,629
2.55%, 11/06/2022, MTN (G)	247,000	246,597
Bank of Nova Scotia
1.45%, 04/25/2018 (G)	350,000	349,641
1.85%, 04/14/2020 (G)	400,000	397,660
2.35%, 10/21/2020	255,000	256,017
2.45%, 03/22/2021	270,000	271,179
Barrick Gold Corp. 6.45%, 10/15/2035	180,000	214,251
Burlington Resources Finance Co. 7.40%, 12/01/2031	150,000	202,809
Canadian Imperial Bank of Commerce
1.55%, 01/23/2018	98,000	98,015
2.25%, 07/21/2020 (C) (G)	200,000	200,760
2.55%, 06/16/2022	120,000	119,740
Canadian Natural Resources, Ltd.
1.75%, 01/15/2018	94,000	93,992
3.80%, 04/15/2024	100,000	101,204
5.85%, 02/01/2035	150,000	166,361
6.45%, 06/30/2033	110,000	127,126
7.20%, 01/15/2032	50,000	60,954
Canadian Pacific Railway Co.
2.90%, 02/01/2025	173,000	171,454
4.50%, 01/15/2022	490,000	525,332
4.80%, 09/15/2035	285,000	317,725
6.13%, 09/15/2115	17,000	21,324
7.13%, 10/15/2031	150,000	204,644
CDP Financial, Inc. 4.40%, 11/25/2019 (C)	250,000	264,191
Cenovus Energy, Inc.
3.00%, 08/15/2022 (G)	378,000	361,424
5.20%, 09/15/2043	147,000	130,247
5.25%, 06/15/2037 (C)	111,000	103,665
5.40%, 06/15/2047 (C)	170,000	158,676
6.75%, 11/15/2039	579,000	608,240
CNOOC Nexen Finance ULC 4.25%, 04/30/2024	209,000	219,914
Enbridge, Inc.
2.90%, 07/15/2022 (I)	230,000	229,540
3.70%, 07/15/2027 (I)	249,000	248,816
5.50%, 12/01/2046	100,000	111,851

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Canada (continued)
Encana Corp.
6.50%, 08/15/2034	$ 110,000	$ 125,509
7.20%, 11/01/2031	100,000	119,053
8.13%, 09/15/2030	100,000	126,972
Fortis, Inc. 3.06%, 10/04/2026	480,000	480,000
Hydro-Quebec
8.40%, 01/15/2022	40,000	49,464
9.40%, 02/01/2021	220,000	269,354
Manulife Financial Corp. 4.06% (B), 02/24/2032	825,000	832,356
Ontario Teachers’ Cadillac Fairview Properties Trust
3.13%, 03/20/2022 (C)	475,000	481,797
3.88%, 03/20/2027 (C)	201,000	205,998
Petro-Canada 5.35%, 07/15/2033	50,000	56,024
Potash Corp. of Saskatchewan, Inc. 3.00%, 04/01/2025	214,000	206,757
Rogers Communications, Inc.
4.10%, 10/01/2023	213,000	225,929
5.45%, 10/01/2043	118,000	139,370
Royal Bank of Canada
1.20%, 09/19/2017	246,000	245,902
1.88%, 02/05/2020	600,000	596,815
2.00%, 10/01/2018 - 12/10/2018	245,000	245,967
4.65%, 01/27/2026, MTN	103,000	110,394
Suncor Energy, Inc.
3.60%, 12/01/2024	107,000	109,482
5.95%, 12/01/2034	300,000	361,412
Thomson Reuters Corp. 3.95%, 09/30/2021	346,000	360,695
Toronto-Dominion Bank
1.75%, 07/23/2018, MTN	57,000	57,094
2.25%, 11/05/2019, MTN	16,000	16,119
2.50%, 12/14/2020, MTN	200,000	202,308
3.63% (B), 09/15/2031	117,000	116,085
Total Capital Canada, Ltd. 2.75%, 07/15/2023	170,000	170,916
TransCanada PipeLines, Ltd.
1.88%, 01/12/2018	36,000	36,048
2.50%, 08/01/2022	30,000	29,963
3.75%, 10/16/2023	35,000	36,721
4.63%, 03/01/2034	355,000	389,559
4.88%, 01/15/2026	162,000	181,204
6.20%, 10/15/2037	100,000	127,429
7.25%, 08/15/2038	100,000	139,166
TransCanada Trust 5.30% (B), 03/15/2077	240,000	246,720
Transcanada Trust 5.63% (B), 05/20/2075	50,000	52,816
Vale Canada, Ltd. 7.20%, 09/15/2032	140,000	150,150

		16,483,751

Cayman Islands - 0.1%
CK Hutchison International 16, Ltd. 1.88%, 10/03/2021 (C)	200,000	194,059

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Cayman Islands (continued)
Hutchison Whampoa International 12 II, Ltd. 3.25%, 11/08/2022 (C)	$ 200,000	$ 204,261
Noble Holding International, Ltd. 5.75%, 03/16/2018	30,000	30,182
Vale Overseas, Ltd.
6.25%, 08/10/2026	857,000	924,489
6.88%, 11/21/2036	330,000	353,925
XLIT, Ltd. 6.38%, 11/15/2024	100,000	117,420

		1,824,336

China - 0.0% (A)
Industrial & Commercial Bank of China, Ltd.
2.35%, 11/13/2017, MTN	250,000	250,732
2.45%, 10/20/2021	250,000	245,813

		496,545

Colombia - 0.0% (A)
Ecopetrol SA
4.13%, 01/16/2025	107,000	104,860
5.38%, 06/26/2026	116,000	120,640
5.88%, 09/18/2023	62,000	67,797

		293,297

Curaçao - 0.0% (A)
Teva Pharmaceutical Finance Co., BV 3.65%, 11/10/2021	37,000	38,207

Denmark - 0.1%
Danske Bank A/S
2.20%, 03/02/2020 (C)	480,000	479,670
2.70%, 03/02/2022 (C)	200,000	201,284

		680,954

France - 0.4%
Air Liquide Finance SA 2.25%, 09/27/2023 (C) (G)	200,000	193,348
BPCE SA
1.63%, 01/26/2018, MTN	250,000	249,586
2.65%, 02/03/2021	410,000	412,733
3.38%, 12/02/2026, MTN	270,000	273,330
4.00%, 04/15/2024	250,000	264,742
5.15%, 07/21/2024 (C)	500,000	534,184
5.70%, 10/22/2023 (C)	200,000	222,540
Credit Agricole SA
4.13%, 01/10/2027 (C) (G)	250,000	261,369
6.63% (B), 09/23/2019 (C) (H)	200,000	205,712
8.13% (B), 12/23/2025 (C) (H)	200,000	232,340
Danone SA 2.59%, 11/02/2023 (C)	300,000	292,703
Electricite de France SA
2.15%, 01/22/2019 (C)	140,000	140,452
4.88%, 01/22/2044 (C)	125,000	131,388
6.00%, 01/22/2114 (C)	350,000	385,177
Orange SA 9.00%, 03/01/2031	244,000	369,065
Societe Generale SA
4.25%, 04/14/2025 (C)	200,000	202,805
7.38% (B), 09/13/2021 (C) (G) (H)	600,000	645,000
Total Capital International SA
2.70%, 01/25/2023	157,000	157,802

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
France (continued)
Total Capital International SA (continued)
2.75%, 06/19/2021	$ 300,000	$ 305,902

		5,480,178

Germany - 0.1%
Deutsche Bank AG
1.88%, 02/13/2018	46,000	45,987
3.70%, 05/30/2024	133,000	132,974
4.10%, 01/13/2026	100,000	101,419
4.25%, 10/14/2021	878,000	920,744
6.00%, 09/01/2017	80,000	80,528

		1,281,652

Guernsey, Channel Islands - 0.1%
Credit Suisse Group Funding Guernsey, Ltd.
3.75%, 03/26/2025	350,000	353,624
3.80%, 09/15/2022	250,000	259,745
4.55%, 04/17/2026	250,000	265,574

		878,943

Ireland - 0.4%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.50%, 05/26/2022	405,000	415,628
3.95%, 02/01/2022	1,240,000	1,291,062
GE Capital International Funding Co. Unlimited Co.
2.34%, 11/15/2020	779,000	785,228
3.37%, 11/15/2025	205,000	211,961
4.42%, 11/15/2035	1,890,000	2,057,053
Johnson Controls International PLC
3.63% (J), 07/02/2024	23,000	23,808
3.75%, 12/01/2021	36,000	37,584
4.25%, 03/01/2021	40,000	42,469
4.50%, 02/15/2047	125,000	132,862
4.95% (J), 07/02/2064	147,000	157,429
5.00%, 03/30/2020	60,000	64,087
5.13%, 09/14/2045	45,000	51,746
5.25%, 12/01/2041	75,000	85,432
Shire Acquisitions Investments Ireland DAC 2.88%, 09/23/2023	399,000	395,478

		5,751,827

Italy - 0.0% (A)
Intesa Sanpaolo SpA 3.88%, 01/15/2019, MTN	230,000	235,675

Japan - 0.2%
Bank of Tokyo-Mitsubishi UFJ, Ltd. 4.10%, 09/09/2023 (C)	200,000	213,761
Dai-ichi Life Insurance Co., Ltd. 4.00% (B), 07/24/2026 (C) (H)	221,000	219,011
Daiwa Securities Group, Inc. 3.13%, 04/19/2022 (C)	171,000	172,188
Mitsubishi UFJ Financial Group, Inc. 3.00%, 02/22/2022	74,000	75,099
Mizuho Bank, Ltd.
1.80%, 03/26/2018 (C) (G)	272,000	272,177
2.45%, 04/16/2019 (C)	200,000	201,068
2.70%, 10/20/2020 (C)	510,000	513,908
3.60%, 09/25/2024 (C)	230,000	238,152

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Japan (continued)
Nippon Telegraph & Telephone Corp. 1.40%, 07/18/2017	$ 47,000	$ 46,999
Sumitomo Mitsui Financial Group, Inc.
2.06%, 07/14/2021	101,000	99,299
2.44%, 10/19/2021	127,000	126,467
2.63%, 07/14/2026	134,000	127,370
2.85%, 01/11/2022 (G)	250,000	252,762
Sumitomo Mitsui Trust Bank, Ltd. 2.05%, 10/18/2019 (C)	350,000	348,997

		2,907,258

Luxembourg - 0.1%
Allergan Funding SCS
3.85%, 06/15/2024	164,000	171,083
4.55%, 03/15/2035	920,000	981,942
Covidien International Finance SA 2.95%, 06/15/2023	68,000	68,592
Ingersoll-Rand Luxembourg Finance SA 2.63%, 05/01/2020	60,000	60,593
Pentair Finance SA 2.90%, 09/15/2018	84,000	84,867
Schlumberger Investment SA
2.40%, 08/01/2022 (C)	70,000	69,266
3.30%, 09/14/2021 (C)	23,000	23,767
3.65%, 12/01/2023	82,000	86,193

		1,546,303

Mexico - 0.2%
America Movil SAB de CV
3.13%, 07/16/2022	400,000	407,684
5.00%, 03/30/2020	150,000	161,132
Coca-Cola Femsa SAB de CV 3.88%, 11/26/2023	150,000	157,083
Petroleos Mexicanos
4.63%, 09/21/2023	233,000	235,796
4.88%, 01/18/2024	65,000	65,838
5.63%, 01/23/2046	140,000	124,110
6.38%, 02/04/2021 - 01/23/2045	279,000	282,004
6.50%, 03/13/2027 (C)	309,000	331,943
6.63%, 06/15/2035	100,000	103,375
6.75%, 09/21/2047	209,000	211,065
6.88%, 08/04/2026	374,000	414,392

		2,494,422

Netherlands - 0.8%
ABN AMRO Bank NV
2.10%, 01/18/2019 (C)	200,000	200,313
2.45%, 06/04/2020 (C)	300,000	301,820
2.50%, 10/30/2018 (C)	440,000	443,436
4.75%, 07/28/2025 (C)	300,000	316,272
Airbus Group Finance BV 2.70%, 04/17/2023 (C)	64,000	64,357
Airbus SE
3.15%, 04/10/2027 (C)	188,000	189,588
3.95%, 04/10/2047 (C)	150,000	154,003
Cooperatieve Rabobank UA
2.25%, 01/14/2020, MTN	425,000	427,149
3.75%, 07/21/2026	300,000	299,951
3.88%, 02/08/2022	79,000	83,810
4.38%, 08/04/2025	250,000	262,166

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Netherlands (continued)
Cooperatieve Rabobank UA (continued)
4.63%, 12/01/2023	$ 250,000	$ 269,409
Deutsche Telekom International Finance BV
2.82%, 01/19/2022 (C)	150,000	150,859
3.60%, 01/19/2027 (C)	160,000	162,789
8.75%, 06/15/2030	30,000	44,492
EDP Finance BV
3.63%, 07/15/2024 (C)	500,000	496,220
5.25%, 01/14/2021 (C) (G)	380,000	407,752
Enel Finance International NV
3.63%, 05/25/2027 (C)	450,000	445,655
4.75%, 05/25/2047 (C)	200,000	205,792
Heineken NV 3.40%, 04/01/2022 (C)	150,000	155,831
ING Bank NV
1.65%, 08/15/2019 (C)	220,000	217,834
5.80%, 09/25/2023 (C)	485,000	547,658
ING Groep NV 3.95%, 03/29/2027	271,000	281,797
Koninklijke Philips NV 3.75%, 03/15/2022	245,000	258,272
Mondelez International Holdings Netherlands BV 2.00%, 10/28/2021 (C)	430,000	418,957
Mylan NV
3.95%, 06/15/2026 (G)	357,000	361,726
5.25%, 06/15/2046	67,000	73,291
Shell International Finance BV
1.13%, 08/21/2017	42,000	41,987
2.13%, 05/11/2020	140,000	140,766
2.88%, 05/10/2026	328,000	323,658
3.40%, 08/12/2023	210,000	218,050
3.75%, 09/12/2046	393,000	371,900
4.00%, 05/10/2046	669,000	660,581
4.13%, 05/11/2035	281,000	292,569
4.30%, 09/22/2019	50,000	52,639
6.38%, 12/15/2038	130,000	172,976
Siemens Financieringsmaatschappij NV
2.00%, 09/15/2023 (C)	350,000	336,281
2.35%, 10/15/2026 (C)	250,000	236,042
3.13%, 03/16/2024 (C)	250,000	253,964
3.30%, 09/15/2046 (C)	300,000	270,646
6.13%, 08/17/2026 (C)	120,000	147,657
Teva Pharmaceutical Finance Netherlands III BV
2.80%, 07/21/2023	481,000	467,842
3.15%, 10/01/2026 (G)	845,000	802,478
4.10%, 10/01/2046 (G)	30,000	27,632

		12,058,867

New Zealand - 0.0% (A)
ANZ New Zealand International, Ltd. 2.60%, 09/23/2019 (C)	200,000	201,520
BNZ International Funding, Ltd. 2.35%, 03/04/2019 (C)	250,000	251,160

		452,680

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Norway - 0.1%
Statoil ASA
1.15%, 05/15/2018	$ 134,000	$ 133,558
1.20%, 01/17/2018	44,000	43,933
2.45%, 01/17/2023	58,000	57,397
2.65%, 01/15/2024	143,000	141,154
3.15%, 01/23/2022	51,000	52,421
3.25%, 11/10/2024	61,000	62,329
4.25%, 11/23/2041	16,000	16,389
5.25%, 04/15/2019	100,000	105,877

		613,058

Republic of Korea - 0.0% (A)
Korea Gas Corp. 1.88%, 07/18/2021 (C)	200,000	194,031

Spain - 0.1%
Santander Issuances SAU 5.18%, 11/19/2025	220,000	235,813
Telefonica Emisiones SAU
4.10%, 03/08/2027	548,000	566,164
5.13%, 04/27/2020	102,000	110,007
5.21%, 03/08/2047	470,000	507,474

		1,419,458

Sweden - 0.1%
Nordea Bank AB 4.25%, 09/21/2022 (C)	200,000	212,094
Skandinaviska Enskilda Banken AB
1.75%, 03/19/2018 (C)	200,000	200,072
2.45%, 05/27/2020 (C)	580,000	584,633
Stadshypotek AB 1.88%, 10/02/2019 (C)	250,000	249,642
Swedbank AB 2.80%, 03/14/2022 (C)	695,000	703,993

		1,950,434

Switzerland - 0.3%
Credit Suisse AG
1.70%, 04/27/2018	250,000	249,983
2.30%, 05/28/2019, MTN	250,000	251,645
5.30%, 08/13/2019, MTN	100,000	106,811
Credit Suisse Group AG
3.57%, 01/09/2023 (C)	1,355,000	1,388,517
4.28%, 01/09/2028 (C)	250,000	258,420
6.25% (B), 12/18/2024 (C) (H)	500,000	531,250
UBS Group Funding Switzerland AG
3.49%, 05/23/2023 (C)	265,000	271,122
4.13%, 09/24/2025 - 04/15/2026 (C)	400,000	418,225
4.25%, 03/23/2028 (C)	650,000	679,075

		4,155,048

United Kingdom - 0.9%
Anglo American Capital PLC 3.75%, 04/10/2022 (C)	400,000	402,000
Aon PLC
3.50%, 06/14/2024	200,000	203,924
3.88%, 12/15/2025	125,000	130,621
BAE Systems PLC 5.80%, 10/11/2041 (C)	25,000	30,477
Barclays PLC
2.75%, 11/08/2019	220,000	221,982

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United Kingdom (continued)
Barclays PLC (continued)
3.20%, 08/10/2021	$ 238,000	$ 241,421
3.65%, 03/16/2025	200,000	199,006
4.34%, 01/10/2028	473,000	486,251
4.38%, 01/12/2026	200,000	207,823
BAT International Finance PLC 2.75%, 06/15/2020 (C)	250,000	253,266
BP Capital Markets PLC
1.38%, 11/06/2017 - 05/10/2018	174,000	173,739
3.02%, 01/16/2027	503,000	489,373
3.12%, 05/04/2026	58,000	57,485
3.22%, 04/14/2024	410,000	414,050
3.25%, 05/06/2022	227,000	233,511
3.54%, 11/04/2024	560,000	574,879
3.59%, 04/14/2027	535,000	542,837
3.81%, 02/10/2024	92,000	95,944
HSBC Bank PLC
1.50%, 05/15/2018 (C)	200,000	199,776
4.75%, 01/19/2021 (C)	240,000	258,690
HSBC Holdings PLC
2.65%, 01/05/2022	803,000	801,148
3.26% (B), 03/13/2023	1,665,000	1,696,550
4.00%, 03/30/2022	233,000	245,745
4.04% (B), 03/13/2028	1,300,000	1,346,511
4.25%, 08/18/2025	200,000	205,461
4.38%, 11/23/2026	200,000	207,524
4.88%, 01/14/2022	100,000	108,908
6.88% (B), 06/01/2021 (G) (H)	531,000	573,480
Invesco Finance PLC
3.75%, 01/15/2026	62,000	64,282
4.00%, 01/30/2024	74,000	78,494
Lloyds Banking Group PLC
3.75%, 01/11/2027	317,000	318,257
4.58%, 12/10/2025	200,000	207,355
Reckitt Benckiser Treasury Services PLC
2.38%, 06/24/2022 (C)	340,000	337,780
2.75%, 06/26/2024 (C)	250,000	247,879
Santander UK Group Holdings PLC 2.88%, 10/16/2020	150,000	152,142
Santander UK PLC 2.50%, 03/14/2019	705,000	710,707
Standard Chartered PLC
4.05%, 04/12/2026 (C)	200,000	203,355
5.20%, 01/26/2024 (C)	210,000	224,116
Vodafone Group PLC
1.50%, 02/19/2018	131,000	130,970
6.25%, 11/30/2032	180,000	217,590

		13,495,309

United States - 18.9%
21st Century Fox America, Inc.
4.75%, 09/15/2044	200,000	210,543
4.95%, 10/15/2045	400,000	432,996
6.15%, 02/15/2041	150,000	189,325
6.55%, 03/15/2033	50,000	63,017
6.65%, 11/15/2037	100,000	131,925
9.50%, 07/15/2024	80,000	108,843

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
ABB Finance USA, Inc.
2.88%, 05/08/2022	$ 23,000	$ 23,523
4.38%, 05/08/2042	12,000	13,062
Abbott Laboratories
3.75%, 11/30/2026	170,000	173,538
3.88%, 09/15/2025	129,000	132,680
4.75%, 11/30/2036	215,000	234,019
AbbVie, Inc.
2.00%, 11/06/2018	161,000	161,382
2.85%, 05/14/2023	140,000	139,688
3.20%, 11/06/2022	172,000	176,413
3.60%, 05/14/2025	170,000	173,411
4.30%, 05/14/2036	348,000	354,160
4.45%, 05/14/2046	215,000	221,922
4.50%, 05/14/2035	1,293,000	1,363,643
Advance Auto Parts, Inc. 4.50%, 01/15/2022	200,000	212,683
Aetna, Inc.
2.80%, 06/15/2023	84,000	83,854
3.50%, 11/15/2024	575,000	593,142
4.50%, 05/15/2042	10,000	10,801
6.75%, 12/15/2037	70,000	96,824
AIG Global Funding 1.65%, 12/15/2017 (C)	74,000	74,047
AIG SunAmerica Global Financing X 6.90%, 03/15/2032 (C)	150,000	198,306
Air Lease Corp.
2.13%, 01/15/2020	233,000	231,886
2.63%, 09/04/2018	545,000	549,048
3.00%, 09/15/2023	380,000	377,814
3.38%, 06/01/2021	310,000	318,228
3.63%, 04/01/2027	490,000	490,046
3.88%, 04/01/2021	90,000	93,881
Alabama Power Co.
3.55%, 12/01/2023	76,000	79,465
3.75%, 03/01/2045	181,000	178,828
4.15%, 08/15/2044	64,000	66,746
6.00%, 03/01/2039	38,000	48,348
Allergan, Inc.
2.80%, 03/15/2023	129,000	127,733
3.38%, 09/15/2020	97,000	99,908
Allstate Corp. 3.15%, 06/15/2023	110,000	112,723
Altria Group, Inc.
3.88%, 09/16/2046	155,000	150,560
4.00%, 01/31/2024	550,000	586,794
Amazon.com, Inc.
3.80%, 12/05/2024	151,000	160,874
4.80%, 12/05/2034	117,000	134,690
American Airlines Pass-Through Trust
3.00%, 04/15/2030	799,000	783,020
3.65%, 02/15/2029 - 12/15/2029	179,856	184,609
4.95%, 07/15/2024	456,706	486,392
American Electric Power Co., Inc. 1.65%, 12/15/2017	26,000	26,003
American Express Co.
2.65%, 12/02/2022	103,000	103,119
3.63%, 12/05/2024	21,000	21,489

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
American Express Co. (continued)
7.00%, 03/19/2018	$ 120,000	$ 124,460
American Express Credit Corp.
1.80%, 07/31/2018, MTN	130,000	130,031
1.88%, 11/05/2018, MTN	39,000	39,061
2.13%, 03/18/2019	75,000	75,360
2.25%, 08/15/2019 - 05/05/2021, MTN	197,000	197,711
2.38%, 05/26/2020, MTN	216,000	217,978
2.60%, 09/14/2020, MTN	75,000	76,095
2.70%, 03/03/2022, MTN	60,000	60,553
3.30%, 05/03/2027, MTN	190,000	189,843
American Honda Finance Corp.
1.55%, 12/11/2017, MTN	110,000	110,057
1.60%, 02/16/2018 (C)	200,000	200,182
2.25%, 08/15/2019, MTN	140,000	141,189
2.30%, 09/09/2026, MTN	40,000	37,776
2.90%, 02/16/2024, MTN	70,000	70,906
American International Group, Inc.
3.75%, 07/10/2025	69,000	70,282
3.88%, 01/15/2035	449,000	435,288
4.13%, 02/15/2024	145,000	153,091
4.50%, 07/16/2044	269,000	273,540
4.80%, 07/10/2045	150,000	160,091
American Tower Corp.
2.25%, 01/15/2022	200,000	195,014
3.13%, 01/15/2027	145,000	139,175
3.38%, 10/15/2026	603,000	589,970
3.40%, 02/15/2019	150,000	153,134
3.50%, 01/31/2023	130,000	133,326
4.40%, 02/15/2026	150,000	157,216
American Water Capital Corp.
3.40%, 03/01/2025	59,000	61,011
3.85%, 03/01/2024	200,000	212,198
4.00%, 12/01/2046	91,000	94,363
Ameriprise Financial, Inc. 2.88%, 09/15/2026	190,000	184,479
Amgen, Inc.
3.63%, 05/15/2022 - 05/22/2024	612,000	638,716
4.40%, 05/01/2045	335,000	344,095
4.56%, 06/15/2048	176,000	185,180
4.66%, 06/15/2051	126,000	133,453
5.70%, 02/01/2019	50,000	53,003
Anadarko Petroleum Corp.
3.45%, 07/15/2024	240,000	234,438
5.55%, 03/15/2026 (G)	265,000	296,139
Analog Devices, Inc.
3.13%, 12/05/2023	85,000	85,907
3.50%, 12/05/2026	300,000	302,336
4.50%, 12/05/2036	140,000	145,064
Anheuser-Busch InBev Finance, Inc.
3.30%, 02/01/2023	987,000	1,016,344
3.65%, 02/01/2026	2,285,000	2,354,167
3.70%, 02/01/2024	600,000	627,761
4.70%, 02/01/2036	1,177,000	1,295,457
4.90%, 02/01/2046	70,000	79,005
Anheuser-Busch InBev Worldwide, Inc.
4.44%, 10/06/2048 (C)	205,000	217,490
8.20%, 01/15/2039	20,000	30,988

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
ANR Pipeline Co. 9.63%, 11/01/2021	$ 70,000	$ 89,233
Anthem, Inc.
2.30%, 07/15/2018	85,000	85,478
3.13%, 05/15/2022	62,000	63,155
3.30%, 01/15/2023	21,000	21,418
3.50%, 08/15/2024	708,000	727,765
4.63%, 05/15/2042	50,000	53,979
4.65%, 08/15/2044	97,000	105,065
5.10%, 01/15/2044	170,000	196,697
Apache Corp.
2.63%, 01/15/2023 (G)	80,000	78,080
3.25%, 04/15/2022	334,000	338,869
4.75%, 04/15/2043	23,000	23,067
5.10%, 09/01/2040	90,000	91,948
6.00%, 01/15/2037	160,000	185,117
6.90%, 09/15/2018	50,000	52,837
Appalachian Power Co.
5.80%, 10/01/2035	25,000	30,053
6.70%, 08/15/2037	55,000	72,544
Apple, Inc.
1.42% (B), 05/03/2018	172,000	172,363
2.15%, 02/09/2022	327,000	324,863
2.40%, 05/03/2023	284,000	281,765
2.45%, 08/04/2026	185,000	176,900
2.85%, 05/06/2021 - 05/11/2024	1,281,000	1,293,363
3.00%, 02/09/2024 - 06/20/2027	556,000	559,123
3.20%, 05/13/2025 - 05/11/2027	757,000	766,765
3.25%, 02/23/2026	480,000	488,595
3.35%, 02/09/2027	309,000	315,901
3.45%, 02/09/2045	386,000	362,708
3.85%, 08/04/2046	129,000	128,912
4.38%, 05/13/2045	100,000	108,116
4.50%, 02/23/2036	85,000	95,380
4.65%, 02/23/2046	40,000	44,837
Arch Capital Finance LLC 5.03%, 12/15/2046	92,000	102,280
Arconic, Inc. 5.90%, 02/01/2027 (G)	345,000	371,306
Arizona Public Service Co.
2.20%, 01/15/2020	83,000	83,209
3.35%, 06/15/2024	169,000	172,441
4.50%, 04/01/2042	8,000	8,738
5.05%, 09/01/2041	23,000	26,596
Arrow Electronics, Inc.
3.00%, 03/01/2018	21,000	21,150
3.88%, 01/12/2028	356,000	353,036
AT&T, Inc.
3.00%, 06/30/2022	319,000	319,165
3.40%, 05/15/2025	2,533,000	2,490,167
3.60%, 02/17/2023	1,001,000	1,024,483
3.95%, 01/15/2025	161,000	164,088
4.13%, 02/17/2026	220,000	225,559
4.25%, 03/01/2027	330,000	341,204
4.30%, 12/15/2042	89,000	82,648
4.35%, 06/15/2045	490,000	454,776
4.45%, 04/01/2024	149,000	156,852
4.50%, 05/15/2035	285,000	280,381

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
AT&T, Inc. (continued)
4.75%, 05/15/2046	$ 81,000	$ 79,429
5.15%, 03/15/2042	110,000	112,331
5.25%, 03/01/2037	605,000	644,553
5.35%, 09/01/2040	79,000	83,651
5.50%, 02/01/2018	25,000	25,537
5.80%, 02/15/2019	25,000	26,520
6.15%, 09/15/2034	134,000	153,091
6.38%, 03/01/2041	205,000	239,395
6.50%, 09/01/2037	200,000	239,761
Athene Global Funding
2.75%, 04/20/2020 (C)	281,000	281,614
4.00%, 01/25/2022 (C)	236,000	245,143
Atmos Energy Corp.
4.13%, 10/15/2044	75,000	78,931
8.50%, 03/15/2019	126,000	139,509
AutoZone, Inc. 3.75%, 06/01/2027	103,000	103,029
AvalonBay Communities, Inc.
2.85%, 03/15/2023, MTN	170,000	169,152
3.50%, 11/15/2024, MTN	70,000	71,761
3.90%, 10/15/2046, MTN	34,000	32,777
4.15%, 07/01/2047, MTN	255,000	257,730
Aviation Capital Group Corp. 2.88%, 01/20/2022 (C)	945,000	941,660
BAE Systems Holdings, Inc.
3.80%, 10/07/2024 (C)	45,000	46,938
3.85%, 12/15/2025 (C)	200,000	208,093
4.75%, 10/07/2044 (C)	48,000	51,999
6.38%, 06/01/2019 (C)	80,000	86,156
Baker Hughes, Inc. 5.13%, 09/15/2040	115,000	131,391
Baltimore Gas & Electric Co.
3.50%, 08/15/2046	141,000	134,430
5.20%, 06/15/2033	200,000	227,300
Bank of America Corp.
2.00%, 01/11/2018	913,000	914,397
2.25%, 04/21/2020, MTN	190,000	190,078
2.50%, 10/21/2022, MTN	865,000	853,943
2.60%, 01/15/2019	285,000	287,684
2.63%, 10/19/2020, MTN	115,000	116,160
2.65%, 04/01/2019	200,000	202,409
2.88% (B), 04/24/2023	485,000	485,896
3.12% (B), 01/20/2023, MTN	860,000	869,444
3.30%, 01/11/2023, MTN	879,000	896,315
3.71% (B), 04/24/2028	800,000	805,860
3.82% (B), 01/20/2028, MTN	360,000	366,251
3.88%, 08/01/2025, MTN	145,000	150,004
3.95%, 04/21/2025, MTN	1,098,000	1,112,539
4.00%, 04/01/2024 - 01/22/2025, MTN	675,000	695,800
4.24% (B), 04/24/2038	280,000	291,159
4.25%, 10/22/2026, MTN	142,000	146,228
4.44% (B), 01/20/2048, MTN	60,000	63,461
5.00%, 05/13/2021, MTN	530,000	578,298
5.13% (B), 06/17/2019 (H)	243,000	248,164
5.63%, 07/01/2020, MTN	460,000	503,749
5.65%, 05/01/2018, MTN	105,000	108,297
5.88%, 02/07/2042, MTN	20,000	25,063

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Bank of America Corp. (continued)
6.25% (B), 09/05/2024 (H)	$ 440,000	$ 478,500
6.40%, 08/28/2017, MTN	100,000	100,710
6.88%, 04/25/2018, MTN	400,000	416,252
7.63%, 06/01/2019, MTN	200,000	220,534
Bank of New York Mellon Corp.
2.20%, 03/04/2019, MTN	60,000	60,409
2.60%, 08/17/2020 - 02/07/2022, MTN	282,000	285,388
2.66% (B), 05/16/2023, MTN	600,000	601,901
2.80%, 05/04/2026, MTN	51,000	49,803
3.25%, 09/11/2024, MTN	190,000	193,926
3.55%, 09/23/2021	19,000	19,844
4.15%, 02/01/2021, MTN	55,000	58,460
4.60%, 01/15/2020, MTN	100,000	106,246
4.63% (B), 09/20/2026 (H)	374,000	377,216
Barrick North America Finance LLC 4.40%, 05/30/2021	16,000	17,261
Baxalta, Inc.
3.60%, 06/23/2022	185,000	191,573
4.00%, 06/23/2025	365,000	380,700
5.25%, 06/23/2045	28,000	32,863
Bayer US Finance LLC 3.38%, 10/08/2024 (C)	200,000	204,781
BB&T Corp.
1.60%, 08/15/2017, MTN	31,000	31,002
2.45%, 01/15/2020, MTN	56,000	56,626
2.63%, 06/29/2020, MTN	270,000	274,584
6.85%, 04/30/2019, MTN	60,000	65,098
Becton Dickinson and Co.
2.68%, 12/15/2019	25,000	25,306
3.36%, 06/06/2024	955,000	957,183
3.73%, 12/15/2024	13,000	13,213
BellSouth LLC 6.55%, 06/15/2034	423,000	485,706
Berkshire Hathaway Energy Co.
2.40%, 02/01/2020	45,000	45,391
3.50%, 02/01/2025	551,000	565,287
3.75%, 11/15/2023	293,000	308,206
6.13%, 04/01/2036	125,000	160,589
Berkshire Hathaway Finance Corp.
4.40%, 05/15/2042	62,000	67,524
5.40%, 05/15/2018	200,000	206,556
Berkshire Hathaway, Inc. 3.75%, 08/15/2021	122,000	129,880
Biogen, Inc.
3.63%, 09/15/2022	122,000	127,595
5.20%, 09/15/2045	67,000	76,433
BlackRock, Inc.
3.38%, 06/01/2022	50,000	52,163
3.50%, 03/18/2024	40,000	42,053
Blackstone Holdings Finance Co. LLC
4.45%, 07/15/2045 (C)	33,000	33,153
5.88%, 03/15/2021 (C)	120,000	133,228
BMW US Capital LLC 2.25%, 09/15/2023 (C)	180,000	174,775
Boardwalk Pipelines, LP
4.45%, 07/15/2027	101,000	103,406
4.95%, 12/15/2024	258,000	273,320

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Boardwalk Pipelines, LP (continued)
5.95%, 06/01/2026	$ 287,000	$ 319,578
Boston Gas Co. 4.49%, 02/15/2042 (C)	24,000	25,656
Boston Properties, LP
2.75%, 10/01/2026	84,000	79,310
3.65%, 02/01/2026	92,000	93,099
3.80%, 02/01/2024	175,000	181,548
3.85%, 02/01/2023	160,000	168,332
Branch Banking & Trust Co. 2.85%, 04/01/2021	520,000	531,171
Brighthouse Financial, Inc.
3.70%, 06/22/2027 (C)	500,000	493,926
4.70%, 06/22/2047 (C)	140,000	138,213
Brixmor Operating Partnership, LP
3.65%, 06/15/2024	435,000	428,024
3.85%, 02/01/2025	150,000	148,031
Broadcom Corp. / Broadcom Cayman Finance, Ltd.
3.63%, 01/15/2024 (C)	616,000	630,167
3.88%, 01/15/2027 (C)	336,000	345,038
Brown-Forman Corp. 4.50%, 07/15/2045	75,000	81,887
Buckeye Partners, LP
3.95%, 12/01/2026	32,000	31,674
4.15%, 07/01/2023	51,000	52,376
4.35%, 10/15/2024	60,000	61,800
4.88%, 02/01/2021	220,000	232,901
5.60%, 10/15/2044	280,000	289,057
5.85%, 11/15/2043	100,000	107,272
Bunge, Ltd. Finance Corp.
3.25%, 08/15/2026	85,000	81,216
3.50%, 11/24/2020	55,000	56,387
8.50%, 06/15/2019	130,000	145,395
Burlington Northern Santa Fe LLC
3.00%, 03/15/2023	33,000	33,841
3.05%, 03/15/2022 - 09/01/2022	86,000	88,773
3.45%, 09/15/2021	40,000	41,699
4.13%, 06/15/2047	425,000	446,915
4.40%, 03/15/2042	50,000	53,854
5.15%, 09/01/2043	231,000	276,520
5.40%, 06/01/2041	60,000	73,084
6.15%, 05/01/2037	200,000	263,634
7.95%, 08/15/2030	200,000	287,834
Capital One Bank USA NA
2.25%, 02/13/2019	250,000	250,670
3.38%, 02/15/2023	1,145,000	1,154,776
Capital One Financial Corp.
3.05%, 03/09/2022	310,000	312,436
3.20%, 02/05/2025	175,000	171,301
3.75%, 04/24/2024 - 07/28/2026	260,000	258,315
4.20%, 10/29/2025	275,000	277,294
Capital One NA
2.35%, 08/17/2018	250,000	251,006
2.40%, 09/05/2019	300,000	301,069
Cardinal Health, Inc.
3.75%, 09/15/2025 (G)	68,000	70,663
4.90%, 09/15/2045	60,000	66,121

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Cargill, Inc. 3.30%, 03/01/2022 (C)	$ 110,000	$ 113,437
Caterpillar Financial Services Corp.
1.70%, 06/16/2018, MTN	150,000	150,194
2.10%, 06/09/2019, MTN	43,000	43,239
2.40%, 06/06/2022, MTN	555,000	553,574
2.75%, 08/20/2021, MTN	60,000	60,759
2.85%, 06/01/2022, MTN	77,000	78,314
3.75%, 11/24/2023, MTN	121,000	128,374
7.15%, 02/15/2019, MTN	100,000	108,418
Caterpillar, Inc. 2.60%, 06/26/2022	31,000	31,262
CBS Corp.
3.38%, 02/15/2028 (I)	320,000	313,630
3.70%, 08/15/2024	173,000	177,522
4.00%, 01/15/2026	83,000	85,886
4.85%, 07/01/2042	100,000	104,401
4.90%, 08/15/2044	68,000	71,415
Celgene Corp.
2.13%, 08/15/2018	74,000	74,286
3.25%, 08/15/2022	20,000	20,560
3.63%, 05/15/2024	186,000	192,668
5.00%, 08/15/2045	195,000	219,569
5.70%, 10/15/2040	114,000	131,388
Centel Capital Corp. 9.00%, 10/15/2019	25,000	28,390
CenterPoint Energy Houston Electric LLC 3.00%, 02/01/2027	137,000	136,289
CenterPoint Energy Resources Corp. 4.50%, 01/15/2021	130,000	136,519
CF Industries, Inc.
3.40%, 12/01/2021 (C) (G)	215,000	217,373
4.50%, 12/01/2026 (C)	475,000	488,374
7.13%, 05/01/2020	200,000	221,000
Charter Communications Operating LLC / Charter Communications Operating Capital
3.75%, 02/15/2028 (C) (I)	440,000	433,507
4.91%, 07/23/2025	1,238,000	1,337,435
5.38%, 05/01/2047 (C)	480,000	507,813
6.38%, 10/23/2035	379,000	449,249
6.83%, 10/23/2055	120,000	146,260
Chevron Corp.
2.36%, 12/05/2022	50,000	49,769
2.41%, 03/03/2022	200,000	200,764
2.57%, 05/16/2023	200,000	200,338
2.90%, 03/03/2024	996,000	1,004,074
3.19%, 06/24/2023	74,000	76,589
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co., LP 3.40%, 12/01/2026 (C)	95,000	96,585
Chubb INA Holdings, Inc.
2.88%, 11/03/2022	91,000	92,572
3.15%, 03/15/2025	131,000	132,821
3.35%, 05/03/2026	63,000	64,437
Cigna Corp. 4.00%, 02/15/2022	480,000	507,372
Cisco Systems, Inc.
1.85%, 09/20/2021	200,000	197,535

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Cisco Systems, Inc. (continued)
2.20%, 02/28/2021	$ 200,000	$ 201,081
2.95%, 02/28/2026	117,000	117,030
3.00%, 06/15/2022	222,000	228,219
Citigroup, Inc.
1.70%, 04/27/2018	300,000	299,699
1.75%, 05/01/2018	112,000	111,951
1.80%, 02/05/2018	169,000	169,128
2.15%, 07/30/2018	82,000	82,258
2.35%, 08/02/2021	192,000	190,256
2.40%, 02/18/2020	135,000	135,726
2.50%, 09/26/2018 - 07/29/2019	305,000	307,453
2.75%, 04/25/2022	750,000	748,813
2.90%, 12/08/2021	300,000	303,040
3.20%, 10/21/2026	194,000	188,669
3.40%, 05/01/2026	250,000	247,308
3.88%, 03/26/2025	100,000	100,618
3.89% (B), 01/10/2028	1,340,000	1,361,794
4.13%, 07/25/2028	48,000	48,726
4.30%, 11/20/2026	250,000	256,785
4.40%, 06/10/2025	573,000	597,009
4.45%, 09/29/2027	415,000	431,607
4.75%, 05/18/2046	400,000	419,878
5.50%, 09/13/2025	115,000	127,883
5.80% (B), 11/15/2019 (H)	195,000	203,288
5.88% (B), 03/27/2020 (G) (H)	395,000	414,833
Citizens Financial Group, Inc.
2.38%, 07/28/2021	39,000	38,663
4.30%, 12/03/2025	60,000	62,556
Cleveland Electric Illuminating Co.
5.50%, 08/15/2024	100,000	114,574
7.88%, 11/01/2017	50,000	50,968
8.88%, 11/15/2018	70,000	76,217
CME Group, Inc.
3.00%, 09/15/2022	100,000	102,380
3.00%, 03/15/2025 (G)	126,000	127,126
CMS Energy Corp.
2.95%, 02/15/2027	213,000	204,261
3.45%, 08/15/2027	390,000	393,622
3.88%, 03/01/2024	100,000	104,600
8.75%, 06/15/2019	50,000	56,163
CNA Financial Corp. 7.35%, 11/15/2019	200,000	223,497
Columbia Pipeline Group, Inc. 4.50%, 06/01/2025	400,000	425,795
Comcast Corp.
2.35%, 01/15/2027	235,000	220,566
2.75%, 03/01/2023	53,000	53,518
3.00%, 02/01/2024	200,000	202,751
3.20%, 07/15/2036	590,000	552,190
4.20%, 08/15/2034	378,000	400,284
4.25%, 01/15/2033	139,000	148,142
4.60%, 08/15/2045	195,000	212,646
4.75%, 03/01/2044	370,000	411,728
6.45%, 03/15/2037	60,000	79,835
6.50%, 11/15/2035	210,000	278,404
7.05%, 03/15/2033	90,000	123,013

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Comerica, Inc. 3.80%, 07/22/2026	$ 180,000	$ 182,023
Commonwealth Edison Co.
2.55%, 06/15/2026	275,000	264,608
3.65%, 06/15/2046	81,000	78,723
Connecticut Light & Power Co. 3.20%, 03/15/2027	130,000	131,795
ConocoPhillips Co.
1.05%, 12/15/2017	70,000	69,871
3.35%, 11/15/2024 (G)	150,000	152,934
4.15%, 11/15/2034	235,000	236,151
4.20%, 03/15/2021	172,000	182,362
ConocoPhillips Holding Co. 6.95%, 04/15/2029	130,000	166,733
Consolidated Edison Co. of New York, Inc.
3.88%, 06/15/2047	410,000	415,519
4.20%, 03/15/2042	25,000	26,287
4.50%, 12/01/2045	330,000	363,074
Constellation Brands, Inc.
2.70%, 05/09/2022	175,000	174,786
4.25%, 05/01/2023	60,000	63,876
Consumers Energy Co.
2.85%, 05/15/2022	8,000	8,178
3.25%, 08/15/2046	52,000	47,669
4.35%, 08/31/2064	32,000	33,033
5.65%, 04/15/2020	110,000	121,097
Continental Airlines Pass-Through Trust 4.00%, 04/29/2026	34,537	36,394
Costco Wholesale Corp. 2.25%, 02/15/2022	142,000	142,233
Cox Communications, Inc.
3.25%, 12/15/2022 (C)	140,000	139,707
3.35%, 09/15/2026 (C)	67,000	65,790
4.80%, 02/01/2035 (C)	250,000	244,475
CRH America Finance, Inc. 3.40%, 05/09/2027 (C)	200,000	200,012
Crown Castle International Corp.
3.40%, 02/15/2021	155,000	159,161
3.70%, 06/15/2026	254,000	256,175
4.00%, 03/01/2027	47,000	48,376
4.45%, 02/15/2026	276,000	293,158
4.88%, 04/15/2022	246,000	268,737
5.25%, 01/15/2023	80,000	88,867
Crown Castle Towers LLC 3.22%, 05/15/2042 (C)	104,000	106,531
CSX Corp.
2.60%, 11/01/2026	315,000	303,850
3.25%, 06/01/2027	430,000	432,740
3.40%, 08/01/2024	200,000	206,653
3.95%, 05/01/2050	46,000	44,852
4.25%, 06/01/2021	23,000	24,522
4.75%, 05/30/2042	27,000	29,883
6.00%, 10/01/2036, MTN	70,000	88,281
CVS Health Corp.
2.13%, 06/01/2021	1,020,000	1,007,564
2.75%, 12/01/2022	80,000	80,100
2.88%, 06/01/2026	185,000	179,281
3.88%, 07/20/2025	280,000	291,129

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
CVS Health Corp. (continued)
4.00%, 12/05/2023	$ 138,000	$ 145,771
5.30%, 12/05/2043	47,000	54,164
CVS Pass-Through Trust
4.70%, 01/10/2036 (C)	63,268	66,925
5.93%, 01/10/2034 (C)	219,797	251,974
6.20%, 10/10/2025 (C)	104,079	116,376
Daimler Finance North America LLC
2.25%, 09/03/2019 (C)	150,000	150,535
2.38%, 08/01/2018 (C)	151,000	151,967
2.45%, 05/18/2020 (C) (G)	640,000	643,805
2.88%, 03/10/2021 (C)	250,000	253,575
Danaher Corp. 2.40%, 09/15/2020	56,000	56,718
Darden Restaurants, Inc. 3.85%, 05/01/2027	330,000	335,294
DDR Corp.
3.38%, 05/15/2023	170,000	164,717
3.50%, 01/15/2021	475,000	480,949
3.63%, 02/01/2025	100,000	95,132
Deere & Co.
2.60%, 06/08/2022	15,000	15,191
3.90%, 06/09/2042	13,000	13,570
Dell International LLC / EMC Corp.
5.45%, 06/15/2023 (C)	290,000	314,699
6.02%, 06/15/2026 (C)	843,000	928,572
Delmarva Power & Light Co.
4.00%, 06/01/2042	47,000	47,412
4.15%, 05/15/2045	140,000	148,061
Delta Air Lines Pass-Through Trust 4.75%, 11/07/2021	22,860	23,945
Devon Energy Corp.
3.25%, 05/15/2022 (G)	139,000	138,144
4.75%, 05/15/2042	24,000	23,269
Diageo Investment Corp. 8.00%, 09/15/2022	40,000	50,226
Discover Bank
4.20%, 08/08/2023	700,000	736,229
4.25%, 03/13/2026	250,000	256,782
Discovery Communications LLC
3.30%, 05/15/2022	190,000	190,713
3.80%, 03/13/2024 (G)	560,000	566,245
4.38%, 06/15/2021	137,000	144,603
6.35%, 06/01/2040	50,000	55,110
Dominion Energy Gas Holdings LLC
2.50%, 12/15/2019	100,000	100,669
2.80%, 11/15/2020	59,000	59,717
4.60%, 12/15/2044	157,000	164,052
Dominion Energy, Inc.
2.75%, 01/15/2022 (G)	132,000	132,718
2.85%, 08/15/2026 (G)	837,000	797,854
4.90%, 08/01/2041	11,000	12,020
5.25%, 08/01/2033	90,000	101,167
6.30%, 03/15/2033	50,000	62,357
Dow Chemical Co.
3.00%, 11/15/2022	38,000	38,732
4.13%, 11/15/2021	38,000	40,370
5.25%, 11/15/2041	17,000	19,700

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Dow Chemical Co. (continued)
8.55%, 05/15/2019	$ 40,000	$ 44,801
8.85%, 09/15/2021	190,000	231,409
Dr Pepper Snapple Group, Inc.
3.43%, 06/15/2027 (C)	75,000	75,616
4.50%, 11/15/2045 (C)	76,000	80,303
DTE Electric Co.
2.65%, 06/15/2022	13,000	13,030
3.70%, 03/15/2045	123,000	121,284
3.95%, 06/15/2042	20,000	20,290
DTE Energy Co.
2.40%, 12/01/2019	31,000	31,140
3.50%, 06/01/2024	111,000	112,732
3.85%, 12/01/2023	64,000	66,625
Duke Energy Carolinas LLC
3.88%, 03/15/2046	190,000	193,724
3.90%, 06/15/2021	100,000	106,167
4.25%, 12/15/2041	17,000	18,160
6.00%, 12/01/2028	100,000	123,678
Duke Energy Corp. 2.65%, 09/01/2026	160,000	151,957
Duke Energy Florida LLC 5.90%, 03/01/2033	60,000	73,023
Duke Energy Indiana LLC 3.75%, 05/15/2046	100,000	98,568
Duke Energy Ohio, Inc. 3.80%, 09/01/2023 (G)	136,000	144,502
Duke Energy Progress LLC
2.80%, 05/15/2022	32,000	32,638
3.00%, 09/15/2021	67,000	68,779
3.25%, 08/15/2025	106,000	108,425
3.70%, 10/15/2046	113,000	111,060
4.15%, 12/01/2044	450,000	471,067
4.20%, 08/15/2045	130,000	138,149
4.38%, 03/30/2044	44,000	47,783
5.70%, 04/01/2035	100,000	123,763
Duke Realty, LP
3.25%, 06/30/2026	36,000	35,352
3.63%, 04/15/2023	146,000	149,499
3.88%, 02/15/2021	500,000	519,766
DXC Technology Co. 4.25%, 04/15/2024 (C)	99,000	102,428
E.I. du Pont de Nemours & Co.
2.20%, 05/01/2020	225,000	226,221
4.15%, 02/15/2043	44,000	44,871
5.60%, 12/15/2036	40,000	47,736
6.00%, 07/15/2018	30,000	31,338
Eaton Corp.
1.50%, 11/02/2017	27,000	27,005
4.00%, 11/02/2032	21,000	21,724
5.80%, 03/15/2037	130,000	153,389
6.95%, 03/20/2019	60,000	64,853
eBay, Inc.
2.60%, 07/15/2022	450,000	446,041
3.45%, 08/01/2024 (G)	139,000	139,904
Ecolab, Inc.
1.45%, 12/08/2017	103,000	102,937
2.25%, 01/12/2020	80,000	80,518

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Ecolab, Inc. (continued)
3.25%, 01/14/2023	$ 66,000	$ 68,085
5.50%, 12/08/2041	110,000	134,742
Edison International 2.95%, 03/15/2023	485,000	489,753
ELI Lilly & Co. 3.10%, 05/15/2027	300,000	302,949
Emera US Finance, LP
3.55%, 06/15/2026	270,000	270,625
4.75%, 06/15/2046	235,000	248,004
Energy Transfer, LP
3.60%, 02/01/2023	56,000	56,259
4.05%, 03/15/2025	118,000	118,474
4.20%, 04/15/2027 (G)	96,000	95,971
4.90%, 02/01/2024	120,000	126,628
5.15%, 02/01/2043	315,000	298,965
6.05%, 06/01/2041	325,000	345,710
6.50%, 02/01/2042	36,000	40,213
Eni USA, Inc. 7.30%, 11/15/2027	150,000	187,196
EnLink Midstream Partners, LP
4.15%, 06/01/2025	245,000	241,941
5.05%, 04/01/2045	58,000	53,825
Entergy Arkansas, Inc.
3.05%, 06/01/2023	158,000	161,122
3.50%, 04/01/2026	61,000	62,976
Entergy Corp. 2.95%, 09/01/2026	285,000	272,905
Entergy Louisiana LLC
2.40%, 10/01/2026	118,000	111,224
3.05%, 06/01/2031	107,000	103,317
3.12%, 09/01/2027	255,000	254,127
Entergy Mississippi, Inc. 2.85%, 06/01/2028	251,000	243,277
Enterprise Products Operating LLC
3.35%, 03/15/2023	204,000	209,472
3.70%, 02/15/2026	10,000	10,185
3.75%, 02/15/2025	488,000	502,543
3.90%, 02/15/2024	383,000	398,369
4.85%, 03/15/2044	166,000	175,968
4.90%, 05/15/2046	240,000	258,079
4.95%, 10/15/2054	35,000	36,324
5.10%, 02/15/2045	65,000	71,377
5.75%, 03/01/2035	100,000	113,398
5.95%, 02/01/2041	36,000	42,648
7.55%, 04/15/2038	120,000	162,075
EOG Resources, Inc.
2.63%, 03/15/2023	47,000	46,390
4.10%, 02/01/2021	80,000	83,910
EPR Properties 4.50%, 06/01/2027	412,000	414,471
Equifax, Inc. 2.30%, 06/01/2021	59,000	58,595
Equity Commonwealth 6.65%, 01/15/2018	110,000	110,132
ERAC USA Finance LLC
4.50%, 08/16/2021 - 02/15/2045 (C)	285,000	294,125
5.25%, 10/01/2020 (C)	8,000	8,682

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
ERAC USA Finance LLC (continued)
5.63%, 03/15/2042 (C)	$ 37,000	$ 42,019
6.70%, 06/01/2034 (C)	44,000	54,644
ERP Operating, LP
2.38%, 07/01/2019	32,000	32,188
2.85%, 11/01/2026	96,000	92,309
3.00%, 04/15/2023	150,000	150,635
4.63%, 12/15/2021	19,000	20,530
Exelon Corp.
2.45%, 04/15/2021	55,000	54,849
3.40%, 04/15/2026	63,000	62,788
3.50%, 06/01/2022	715,000	730,473
3.95%, 06/15/2025	245,000	253,536
Exelon Generation Co. LLC
2.95%, 01/15/2020	525,000	533,097
3.40%, 03/15/2022	246,000	250,397
Express Scripts Holding Co.
3.00%, 07/15/2023	51,000	50,649
3.40%, 03/01/2027	530,000	511,516
3.50%, 06/15/2024	90,000	90,786
4.50%, 02/25/2026	144,000	152,612
4.80%, 07/15/2046	62,000	63,065
Exxon Mobil Corp.
2.73%, 03/01/2023	495,000	500,852
4.11%, 03/01/2046	128,000	135,027
FedEx Corp.
3.90%, 02/01/2035	223,000	221,345
4.10%, 02/01/2045	220,000	215,831
Fifth Third Bancorp 2.88%, 07/27/2020	205,000	209,260
Fifth Third Bank 2.38%, 04/25/2019	300,000	301,998
FirstEnergy Corp.
3.90%, 07/15/2027	248,000	248,793
4.85%, 07/15/2047	146,000	148,118
FirstEnergy Transmission LLC 4.35%, 01/15/2025 (C)	260,000	271,682
Florida Power & Light Co.
4.95%, 06/01/2035	70,000	81,150
5.13%, 06/01/2041	30,000	35,815
5.63%, 04/01/2034	100,000	123,830
Fluor Corp. 3.38%, 09/15/2021	149,000	154,709
Ford Motor Co.
5.29%, 12/08/2046	195,000	200,132
7.45%, 07/16/2031	820,000	1,036,759
Ford Motor Credit Co. LLC
1.68%, 09/08/2017	200,000	200,050
2.24%, 06/15/2018	200,000	200,487
2.38%, 01/16/2018	200,000	200,630
2.88%, 10/01/2018	200,000	201,983
3.34%, 03/18/2021 - 03/28/2022	697,000	708,413
3.66%, 09/08/2024	690,000	688,319
3.81%, 01/09/2024	200,000	202,505
4.13%, 08/04/2025	210,000	213,623
4.39%, 01/08/2026, MTN	440,000	453,223
Forest Laboratories LLC 5.00%, 12/15/2021 (C)	269,000	293,695

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
General Electric Co.
2.10%, 12/11/2019	$ 86,000	$ 86,682
2.20%, 01/09/2020, MTN	172,000	173,556
2.70%, 10/09/2022	34,000	34,583
3.10%, 01/09/2023, MTN	158,000	163,851
3.15%, 09/07/2022, MTN	250,000	259,345
3.45%, 05/15/2024, MTN	292,000	306,836
4.38%, 09/16/2020, MTN	104,000	111,631
4.65%, 10/17/2021, MTN	222,000	244,547
5.00% (B), 01/21/2021 (H)	360,000	382,104
5.50%, 01/08/2020, MTN	60,000	65,355
5.63%, 09/15/2017 - 05/01/2018, MTN	240,000	245,590
6.00%, 08/07/2019, MTN	101,000	109,767
6.75%, 03/15/2032, MTN	72,000	98,688
General Motors Co.
5.00%, 04/01/2035	240,000	240,578
5.20%, 04/01/2045	390,000	382,628
6.60%, 04/01/2036	540,000	625,655
General Motors Financial Co., Inc.
3.25%, 05/15/2018	20,000	20,234
3.45%, 01/14/2022 - 04/10/2022	570,000	579,211
3.70%, 05/09/2023	205,000	208,169
3.95%, 04/13/2024	875,000	887,427
4.00%, 01/15/2025 - 10/06/2026	530,000	527,535
4.30%, 07/13/2025	105,000	107,095
4.35%, 01/17/2027	453,000	458,576
Georgia Power Co. 3.25%, 04/01/2026	49,000	48,877
Gilead Sciences, Inc.
2.50%, 09/01/2023	16,000	15,763
2.95%, 03/01/2027	195,000	189,255
3.25%, 09/01/2022	120,000	124,087
3.50%, 02/01/2025	20,000	20,525
3.70%, 04/01/2024	484,000	503,160
4.00%, 09/01/2036	233,000	231,692
4.60%, 09/01/2035	382,000	409,587
Glencore Funding LLC
4.00%, 03/27/2027 (C)	250,000	245,974
4.63%, 04/29/2024 (C)	220,000	229,988
Goldman Sachs Group, Inc.
2.35%, 11/15/2021	1,240,000	1,223,316
2.60%, 04/23/2020	186,000	187,727
2.63%, 01/31/2019	291,000	293,941
2.75%, 09/15/2020	66,000	66,795
2.88%, 02/25/2021	80,000	80,858
2.91% (B), 06/05/2023	880,000	878,255
3.00%, 04/26/2022	90,000	90,691
3.50%, 01/23/2025 - 11/16/2026	1,302,000	1,311,618
3.63%, 01/22/2023	500,000	516,059
3.69% (B), 06/05/2028	1,018,000	1,022,041
3.75%, 05/22/2025	359,000	367,613
3.85%, 01/26/2027	880,000	895,231
4.00%, 03/03/2024	40,000	41,873
5.15%, 05/22/2045	573,000	636,464
5.25%, 07/27/2021	50,000	54,803
5.38%, 03/15/2020, MTN	606,000	654,202
5.38% (B), 05/10/2020 (H)	195,000	204,906
5.70% (B), 05/10/2019 (H)	410,000	426,707

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Goldman Sachs Group, Inc. (continued)
5.75%, 01/24/2022	$ 160,000	$ 180,140
5.95%, 01/18/2018	115,000	117,570
6.00%, 06/15/2020, MTN	220,000	242,709
7.50%, 02/15/2019, MTN	435,000	471,846
Great Plains Energy, Inc. 4.85%, 06/01/2021	74,000	78,861
Great-West Lifeco Finance Delaware, LP 4.15%, 06/03/2047 (C)	200,000	200,298
GTP Acquisition Partners I LLC
2.35%, 06/15/2045 (C)	39,000	38,560
3.48%, 06/15/2050 (C)	36,000	36,718
Guardian Life Global Funding 2.00%, 04/26/2021 (C)	150,000	147,813
Guardian Life Insurance Co. of America 4.85%, 01/24/2077 (C)	44,000	46,591
Gulf Power Co. 3.30%, 05/30/2027	410,000	411,941
Gulf South Pipeline Co., LP 4.00%, 06/15/2022	150,000	154,457
Halliburton Co.
3.50%, 08/01/2023	107,000	110,133
3.80%, 11/15/2025	90,000	92,234
4.85%, 11/15/2035	157,000	167,851
7.60%, 08/15/2096 (C)	40,000	51,910
8.75%, 02/15/2021	100,000	119,712
Harris Corp.
2.70%, 04/27/2020	685,000	692,093
3.83%, 04/27/2025	685,000	706,949
4.85%, 04/27/2035	70,000	76,647
HCP, Inc.
3.40%, 02/01/2025	38,000	37,418
3.75%, 02/01/2019	200,000	204,199
3.88%, 08/15/2024	497,000	506,681
4.00%, 06/01/2025	407,000	416,910
4.20%, 03/01/2024	127,000	132,039
Hess Corp.
4.30%, 04/01/2027	450,000	439,553
6.00%, 01/15/2040	150,000	152,569
7.13%, 03/15/2033	200,000	225,932
Historic TW, Inc. 6.63%, 05/15/2029	72,000	90,413
Home Depot, Inc.
2.13%, 09/15/2026	54,000	50,482
2.63%, 06/01/2022	150,000	152,268
3.00%, 04/01/2026	53,000	53,283
3.50%, 09/15/2056	327,000	296,278
3.75%, 02/15/2024	110,000	116,924
3.90%, 06/15/2047	150,000	152,059
4.20%, 04/01/2043	103,000	109,219
Hospitality Properties Trust
4.65%, 03/15/2024	78,000	81,174
4.95%, 02/15/2027	106,000	110,689
HP, Inc.
3.75%, 12/01/2020	25,000	26,167
4.30%, 06/01/2021	32,000	34,010
4.38%, 09/15/2021	60,000	63,949
4.65%, 12/09/2021	87,000	93,896

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
HSBC USA, Inc. 1.63%, 01/16/2018	$ 200,000	$ 200,067
Huntington Bancshares, Inc. 2.30%, 01/14/2022	271,000	266,930
Huntington National Bank
2.00%, 06/30/2018	250,000	250,888
2.20%, 11/06/2018	250,000	250,691
Hyundai Capital America
2.00%, 07/01/2019 (C)	64,000	63,491
2.40%, 10/30/2018 (C)	120,000	120,251
Illinois Tool Works, Inc.
3.50%, 03/01/2024	100,000	104,770
4.88%, 09/15/2041 (G)	192,000	224,320
Indiana Michigan Power Co.
3.20%, 03/15/2023	120,000	121,629
3.75%, 07/01/2047 (G)	130,000	126,262
Ingersoll-Rand Global Holding Co., Ltd. 2.88%, 01/15/2019	71,000	72,035
Intel Corp.
2.60%, 05/19/2026	155,000	149,820
2.88%, 05/11/2024	538,000	540,038
3.10%, 07/29/2022	15,000	15,540
3.30%, 10/01/2021	15,000	15,685
3.70%, 07/29/2025	104,000	109,183
4.00%, 12/15/2032	181,000	190,966
4.10%, 05/19/2046	30,000	31,093
4.80%, 10/01/2041	33,000	37,801
Intercontinental Exchange, Inc.
2.50%, 10/15/2018	147,000	148,372
4.00%, 10/15/2023	115,000	123,309
International Business Machines Corp.
1.80%, 05/17/2019	100,000	100,234
2.25%, 02/19/2021 (G)	279,000	280,006
7.00%, 10/30/2025	50,000	63,945
International Lease Finance Corp.
3.88%, 04/15/2018	614,000	623,344
5.88%, 08/15/2022	150,000	169,344
8.63%, 01/15/2022	360,000	443,294
International Paper Co.
3.00%, 02/15/2027	150,000	144,360
7.30%, 11/15/2039	100,000	135,234
8.70%, 06/15/2038	70,000	102,886
ITC Holdings Corp.
3.25%, 06/30/2026	150,000	147,553
3.65%, 06/15/2024	205,000	208,669
Jackson National Life Global Funding
1.88%, 10/15/2018 (C)	113,000	113,202
2.25%, 04/29/2021 (C)	730,000	722,198
2.50%, 06/27/2022 (C)	100,000	99,289
3.05%, 04/29/2026 (C) (G)	81,000	79,504
3.25%, 01/30/2024 (C)	29,000	29,384
4.70%, 06/01/2018 (C)	100,000	102,600
JB Hunt Transport Services, Inc. 3.30%, 08/15/2022	535,000	545,398
Jefferies Group LLC
4.85%, 01/15/2027	52,000	54,354
6.88%, 04/15/2021	245,000	278,862

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Jersey Central Power & Light Co.
4.30%, 01/15/2026 (C)	$ 320,000	$ 335,323
6.15%, 06/01/2037	80,000	96,030
John Deere Capital Corp.
1.20%, 10/10/2017	41,000	40,982
1.35%, 01/16/2018, MTN	63,000	62,948
1.60%, 07/13/2018, MTN	179,000	179,170
1.70%, 01/15/2020	30,000	29,894
1.95%, 06/22/2020, MTN (G)	225,000	225,586
2.45%, 09/11/2020, MTN	33,000	33,352
2.75%, 03/15/2022, MTN	25,000	25,417
3.15%, 10/15/2021, MTN	20,000	20,675
3.35%, 06/12/2024, MTN	166,000	171,795
John Sevier Combined Cycle Generation LLC 4.63%, 01/15/2042	72,558	78,836
Kansas City Power & Light Co.
3.15%, 03/15/2023	47,000	47,409
5.30%, 10/01/2041	60,000	70,134
Kerr-McGee Corp. 7.88%, 09/15/2031	180,000	231,425
KeyBank NA 3.40%, 05/20/2026, MTN	405,000	402,161
KeyCorp
2.90%, 09/15/2020, MTN	84,000	85,453
5.10%, 03/24/2021, MTN	141,000	154,273
KeySpan Gas East Corp. 2.74%, 08/15/2026 (C)	402,000	387,991
Kimberly-Clark Corp. 2.40%, 03/01/2022 - 06/01/2023	114,000	112,746
Kimco Realty Corp. 3.80%, 04/01/2027	415,000	415,076
Kinder Morgan Energy Partners, LP 5.63%, 09/01/2041	230,000	237,278
Kinder Morgan Finance Co. LLC 6.00%, 01/15/2018 (C)	675,000	689,016
Kinder Morgan, Inc. 5.30%, 12/01/2034	170,000	175,040
Kraft Heinz Foods Co.
2.80%, 07/02/2020	350,000	355,235
3.50%, 06/06/2022	51,000	52,693
3.95%, 07/15/2025	293,000	301,283
4.38%, 06/01/2046	450,000	440,700
5.00%, 07/15/2035 - 06/04/2042	400,000	429,981
5.20%, 07/15/2045	264,000	285,602
6.13%, 08/23/2018	65,000	68,091
6.50%, 02/09/2040	100,000	125,099
6.88%, 01/26/2039	164,000	210,933
Kroger Co.
3.40%, 04/15/2022	95,000	97,172
3.88%, 10/15/2046	340,000	299,571
4.00%, 02/01/2024	90,000	93,242
6.15%, 01/15/2020	30,000	32,782
7.50%, 04/01/2031	230,000	304,989
8.00%, 09/15/2029	125,000	168,464
L3 Technologies, Inc. 3.85%, 12/15/2026	152,000	156,690

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Laboratory Corp. of America Holdings 3.20%, 02/01/2022	$ 138,000	$ 140,838
Legg Mason, Inc. 3.95%, 07/15/2024	115,000	116,672
Liberty Mutual Group, Inc. 4.95%, 05/01/2022 (C)	100,000	109,676
Liberty Mutual Insurance Co. 7.88%, 10/15/2026 (C)	220,000	287,463
Liberty Property, LP
3.25%, 10/01/2026	54,000	52,306
4.40%, 02/15/2024	95,000	100,488
Lincoln National Corp.
4.00%, 09/01/2023	100,000	105,353
4.20%, 03/15/2022	206,000	219,222
Lockheed Martin Corp.
2.90%, 03/01/2025	135,000	134,325
3.10%, 01/15/2023	73,000	74,686
3.80%, 03/01/2045	350,000	344,531
4.07%, 12/15/2042	108,000	110,390
4.50%, 05/15/2036	250,000	272,646
4.85%, 09/15/2041	12,000	13,589
6.15%, 09/01/2036	89,000	115,673
Lowe’s Cos., Inc.
3.10%, 05/03/2027 (G)	760,000	756,530
3.13%, 09/15/2024	50,000	51,136
3.38%, 09/15/2025	179,000	184,896
4.65%, 04/15/2042	43,000	47,537
Macy’s Retail Holdings, Inc.
4.30%, 02/15/2043	180,000	139,488
6.38%, 03/15/2037	89,000	90,700
7.45%, 07/15/2017	40,000	40,045
Magellan Midstream Partners, LP
3.20%, 03/15/2025	59,000	57,221
4.20%, 12/01/2042	75,000	70,835
4.25%, 02/01/2021	234,000	246,461
5.15%, 10/15/2043	62,000	67,305
Manufacturers & Traders Trust Co. 6.63%, 12/04/2017	250,000	255,086
Marathon Oil Corp. 2.80%, 11/01/2022 (G)	100,000	95,875
Marathon Petroleum Corp.
3.63%, 09/15/2024	96,000	97,002
4.75%, 09/15/2044	140,000	133,007
Marsh & McLennan Cos., Inc.
2.35%, 03/06/2020	191,000	191,979
2.75%, 01/30/2022	19,000	19,186
3.30%, 03/14/2023	25,000	25,693
3.50%, 03/10/2025	93,000	95,451
Martin Marietta Materials, Inc. 3.45%, 06/01/2027	351,000	349,170
Masco Corp.
3.50%, 04/01/2021 - 11/15/2027	265,000	268,042
4.50%, 05/15/2047	165,000	165,754
Massachusetts Electric Co. 4.00%, 08/15/2046 (C)	113,000	114,033
Massachusetts Mutual Life Insurance Co.
5.38%, 12/01/2041 (C)	33,000	39,107
7.63%, 11/15/2023 (C)	250,000	304,602

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
MassMutual Global Funding II
2.00%, 04/15/2021 (C)	$ 400,000	$ 394,054
2.10%, 08/02/2018 (C)	112,000	112,511
2.50%, 10/17/2022 (C)	100,000	99,643
McDonald’s Corp.
4.70%, 12/09/2035, MTN	39,000	43,044
6.30%, 10/15/2037, MTN	71,000	92,400
Mead Johnson Nutrition Co.
4.13%, 11/15/2025	238,000	256,621
4.60%, 06/01/2044	70,000	77,646
Medco Health Solutions, Inc. 4.13%, 09/15/2020	90,000	94,251
Medtronic, Inc.
3.13%, 03/15/2022	72,000	74,237
4.38%, 03/15/2035	714,000	779,878
Merck & Co., Inc.
2.40%, 09/15/2022	109,000	109,884
2.80%, 05/18/2023	18,000	18,341
3.70%, 02/10/2045	20,000	19,945
MetLife, Inc.
3.00%, 03/01/2025	290,000	290,862
4.13%, 08/13/2042	335,000	342,707
5.25% (B), 06/15/2020 (H)	330,000	342,613
6.40%, 12/15/2066	60,000	69,300
Metropolitan Edison Co. 4.00%, 04/15/2025 (C)	85,000	87,205
Metropolitan Life Global Funding I
1.50%, 01/10/2018 (C)	100,000	99,974
3.00%, 01/10/2023 (C)	150,000	152,513
3.65%, 06/14/2018 (C)	120,000	122,298
3.88%, 04/11/2022 (C)	300,000	317,558
Microsoft Corp.
0.88%, 11/15/2017	22,000	21,970
2.38%, 02/12/2022 - 05/01/2023	176,000	176,140
2.40%, 08/08/2026	520,000	500,436
2.88%, 02/06/2024	458,000	465,450
3.30%, 02/06/2027	167,000	172,022
3.50%, 02/12/2035	348,000	350,871
3.70%, 08/08/2046	355,000	351,286
3.75%, 02/12/2045	270,000	268,345
3.95%, 08/08/2056	88,000	88,013
4.00%, 02/12/2055	71,000	71,897
4.10%, 02/06/2037	871,000	938,173
4.50%, 02/06/2057	233,000	256,533
MidAmerican Energy Co.
3.10%, 05/01/2027	193,000	194,318
3.50%, 10/15/2024	122,000	127,209
Molson Coors Brewing Co. 3.00%, 07/15/2026	105,000	100,994
Monsanto Co. 4.70%, 07/15/2064	18,000	18,129
Morgan Stanley
1.88%, 01/05/2018	99,000	99,118
2.38%, 07/23/2019, MTN	355,000	357,459
2.65%, 01/27/2020	444,000	448,682
2.75%, 05/19/2022	1,050,000	1,049,773
2.80%, 06/16/2020	284,000	288,129
3.63%, 01/20/2027	635,000	639,566

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Morgan Stanley (continued)
3.70%, 10/23/2024, MTN	$ 167,000	$ 171,385
3.95%, 04/23/2027	365,000	368,291
4.00%, 07/23/2025, MTN	231,000	241,103
4.30%, 01/27/2045	329,000	340,225
4.38%, 01/22/2047	315,000	328,609
5.00%, 11/24/2025	334,000	363,211
5.45% (B), 07/15/2019 (H)	735,000	761,092
5.50%, 07/28/2021, MTN	620,000	687,490
5.63%, 09/23/2019, MTN	470,000	504,929
6.63%, 04/01/2018, MTN	200,000	207,102
7.30%, 05/13/2019, MTN	470,000	513,835
Mosaic Co.
4.25%, 11/15/2023 (G)	207,000	217,813
4.88%, 11/15/2041	13,000	12,196
5.45%, 11/15/2033	255,000	269,032
5.63%, 11/15/2043	140,000	142,934
MPLX, LP
4.00%, 02/15/2025	70,000	70,476
4.13%, 03/01/2027	290,000	290,987
4.88%, 12/01/2024	165,000	175,917
5.20%, 03/01/2047	136,000	140,063
MUFG Americas Holdings Corp. 2.25%, 02/10/2020	11,000	11,007
MUFG Union Bank NA 2.63%, 09/26/2018	275,000	277,708
Mylan, Inc.
2.60%, 06/24/2018	155,000	156,113
3.13%, 01/15/2023 (C)	885,000	880,498
5.40%, 11/29/2043	40,000	44,029
Nabors Industries, Inc.
4.63%, 09/15/2021	170,000	161,466
5.00%, 09/15/2020	110,000	109,725
National Oilwell Varco, Inc. 1.35%, 12/01/2017	29,000	28,961
National Retail Properties, Inc. 3.60%, 12/15/2026	124,000	122,990
National Rural Utilities Cooperative Finance Corp.
2.70%, 02/15/2023 (G)	405,000	405,484
2.85%, 01/27/2025	235,000	233,895
2.95%, 02/07/2024	61,000	61,577
3.05%, 04/25/2027	92,000	91,772
Nationwide Mutual Insurance Co.
8.25%, 12/01/2031 (C)	250,000	357,645
9.38%, 08/15/2039 (C)	80,000	133,588
NBCUniversal Media LLC 4.38%, 04/01/2021	150,000	161,683
Nevada Power Co.
5.38%, 09/15/2040	80,000	94,527
5.45%, 05/15/2041	40,000	47,810
6.50%, 08/01/2018	25,000	26,278
6.65%, 04/01/2036	100,000	134,855
7.13%, 03/15/2019	50,000	54,395
New York Life Global Funding
1.55%, 11/02/2018 (C)	286,000	285,505
2.00%, 04/13/2021 (C)	230,000	227,963
2.35%, 07/14/2026 (C)	75,000	71,765

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
New York State Electric & Gas Corp. 3.25%, 12/01/2026 (C)	$ 83,000	$ 83,115
NextEra Energy Capital Holdings, Inc.
2.40%, 09/15/2019	106,000	106,725
3.55%, 05/01/2027 (G)	460,000	467,307
Niagara Mohawk Power Corp. 3.51%, 10/01/2024 (C)	141,000	145,853
NiSource Finance Corp.
3.85%, 02/15/2023	50,000	51,976
4.80%, 02/15/2044	280,000	303,315
5.65%, 02/01/2045	89,000	107,015
5.80%, 02/01/2042	67,000	80,397
6.25%, 12/15/2040	100,000	125,157
6.80%, 01/15/2019	13,000	13,887
Nissan Motor Acceptance Corp.
1.80%, 03/15/2018 (C)	214,000	214,035
1.90%, 09/14/2021 (C)	78,000	76,150
Noble Energy, Inc.
3.90%, 11/15/2024 (G)	90,000	92,481
5.05%, 11/15/2044	155,000	159,188
5.63%, 05/01/2021	88,000	90,522
6.00%, 03/01/2041	57,000	63,782
Nordstrom, Inc. 4.00%, 10/15/2021	21,000	21,450
Norfolk Southern Corp.
3.25%, 12/01/2021	11,000	11,358
3.85%, 01/15/2024	125,000	132,201
3.95%, 10/01/2042	25,000	24,797
6.00%, 05/23/2111	96,000	115,588
7.05%, 05/01/2037	100,000	136,398
Northern States Power Co. 6.25%, 06/01/2036	70,000	92,420
Northern Trust Corp. 3.38% (B), 05/08/2032	645,000	644,721
Northrop Grumman Corp.
1.75%, 06/01/2018	40,000	40,042
3.20%, 02/01/2027	112,000	112,769
3.85%, 04/15/2045	44,000	43,634
Northrop Grumman Systems Corp. 7.75%, 02/15/2031	80,000	114,297
Northwest Airlines Pass-Through Trust 7.03%, 05/01/2021	150,532	166,714
Novartis Capital Corp.
2.40%, 09/21/2022	80,000	80,341
3.40%, 05/06/2024	165,000	172,181
Nucor Corp.
4.00%, 08/01/2023	70,000	73,987
5.20%, 08/01/2043	107,000	125,552
6.40%, 12/01/2037	200,000	258,540
Occidental Petroleum Corp.
2.70%, 02/15/2023	88,000	87,983
3.40%, 04/15/2026	35,000	35,317
3.50%, 06/15/2025	68,000	69,448
4.63%, 06/15/2045	26,000	27,562
Ohio Power Co. 6.60%, 03/01/2033	65,000	82,731
Oncor Electric Delivery Co. LLC
2.95%, 04/01/2025	45,000	44,925
6.80%, 09/01/2018	50,000	52,806
7.00%, 09/01/2022	50,000	60,190

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
ONEOK Partners, LP
3.20%, 09/15/2018	$ 105,000	$ 106,229
3.38%, 10/01/2022	30,000	30,275
4.90%, 03/15/2025	450,000	481,808
5.00%, 09/15/2023	65,000	70,235
6.13%, 02/01/2041	275,000	313,610
6.65%, 10/01/2036	220,000	264,767
Oracle Corp.
2.38%, 01/15/2019	91,000	92,047
2.40%, 09/15/2023	292,000	288,211
2.50%, 05/15/2022 - 10/15/2022	341,000	343,417
2.65%, 07/15/2026	1,245,000	1,194,658
2.95%, 05/15/2025	400,000	401,958
3.85%, 07/15/2036	455,000	470,361
3.90%, 05/15/2035	130,000	133,962
4.00%, 07/15/2046	370,000	373,661
4.30%, 07/08/2034	573,000	621,711
6.13%, 07/08/2039	65,000	85,068
Owens Corning 4.30%, 07/15/2047	290,000	278,987
Pacific Gas & Electric Co.
2.45%, 08/15/2022	45,000	44,968
2.95%, 03/01/2026	115,000	114,203
3.25%, 09/15/2021	11,000	11,317
3.40%, 08/15/2024	130,000	134,067
3.50%, 06/15/2025	224,000	231,595
4.00%, 12/01/2046	92,000	94,683
4.30%, 03/15/2045	260,000	278,491
4.45%, 04/15/2042	17,000	18,562
4.50%, 12/15/2041	48,000	51,811
6.05%, 03/01/2034	170,000	219,366
8.25%, 10/15/2018	45,000	48,624
Pacific Life Insurance Co. 9.25%, 06/15/2039 (C)	245,000	399,357
PacifiCorp
5.50%, 01/15/2019	50,000	52,748
6.25%, 10/15/2037	20,000	26,554
Parker-Hannifin Corp.
3.25%, 03/01/2027 (C)	225,000	227,301
3.30%, 11/21/2024, MTN	37,000	38,124
4.10%, 03/01/2047 (C)	67,000	70,011
4.45%, 11/21/2044, MTN	37,000	40,479
PECO Energy Co. 2.38%, 09/15/2022	100,000	99,521
Pennsylvania Electric Co. 6.05%, 09/01/2017	40,000	40,257
Penske Truck Leasing Co., LP / PTL Finance Corp.
2.50%, 06/15/2019 (C)	26,000	26,132
3.38%, 02/01/2022 (C)	184,000	188,487
4.20%, 04/01/2027 (C)	215,000	222,106
4.25%, 01/17/2023 (C)	150,000	159,057
4.88%, 07/11/2022 (C)	100,000	109,242
PepsiCo, Inc.
1.25%, 08/13/2017	86,000	85,979
3.10%, 07/17/2022	113,000	117,096
3.45%, 10/06/2046	515,000	483,870
4.60%, 07/17/2045	39,000	43,562
4.88%, 11/01/2040	17,000	19,675

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Pfizer, Inc.
3.00%, 12/15/2026	$ 210,000	$ 210,586
4.00%, 12/15/2036	210,000	221,856
Philip Morris International, Inc. 2.13%, 05/10/2023	995,000	962,912
Phillips 66
4.30%, 04/01/2022	16,000	17,145
4.88%, 11/15/2044	330,000	353,730
Phillips 66 Partners, LP
3.55%, 10/01/2026	34,000	33,024
4.90%, 10/01/2046	209,000	205,741
Piedmont Natural Gas Co., Inc. 3.64%, 11/01/2046	220,000	206,132
Plains All American Pipeline, LP / PAA Finance Corp.
3.60%, 11/01/2024	175,000	170,085
3.65%, 06/01/2022	53,000	54,068
4.30%, 01/31/2043	121,000	103,532
4.65%, 10/15/2025	400,000	409,996
5.75%, 01/15/2020	700,000	752,709
PNC Bank NA 6.88%, 04/01/2018	250,000	259,349
PNC Financial Services Group, Inc. 5.13%, 02/08/2020	100,000	107,571
PPG Industries, Inc. 3.60%, 11/15/2020	50,000	52,126
PPL Capital Funding, Inc.
3.50%, 12/01/2022	750,000	775,015
4.20%, 06/15/2022	50,000	52,945
5.00%, 03/15/2044	240,000	270,572
PPL Electric Utilities Corp. 4.13%, 06/15/2044	42,000	43,783
Praxair, Inc. 2.65%, 02/05/2025	65,000	64,341
Precision Castparts Corp.
3.25%, 06/15/2025	160,000	163,402
4.20%, 06/15/2035	160,000	166,616
President & Fellows of Harvard College 3.30%, 07/15/2056	214,000	204,684
Pricoa Global Funding I
1.60%, 05/29/2018 (C)	212,000	211,942
2.55%, 11/24/2020 (C)	235,000	236,639
Principal Life Global Funding II 2.25%, 10/15/2018 (C)	127,000	127,753
Private Export Funding Corp.
2.80%, 05/15/2022	400,000	412,820
3.55%, 01/15/2024	1,505,000	1,610,079
Progress Energy, Inc.
3.15%, 04/01/2022	22,000	22,459
7.00%, 10/30/2031	110,000	145,638
Progressive Corp. 2.45%, 01/15/2027	200,000	189,655
Prologis, LP 3.75%, 11/01/2025	32,000	33,314
Protective Life Global Funding
2.00%, 09/14/2021 (C)	210,000	204,404
2.26%, 04/08/2020 (C)	200,000	199,854

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Providence St. Joseph Health Obligated Group 2.75%, 10/01/2026	$ 84,000	$ 80,453
Prudential Financial, Inc.
2.35%, 08/15/2019, MTN	200,000	201,194
5.10%, 08/15/2043, MTN	340,000	394,621
5.20% (B), 03/15/2044	245,000	259,700
5.63% (B), 06/15/2043	100,000	109,875
Prudential Insurance Co. of America 8.30%, 07/01/2025 (C)	300,000	396,359
PSEG Power LLC
2.45%, 11/15/2018	50,000	50,177
4.15%, 09/15/2021	113,000	118,660
4.30%, 11/15/2023	39,000	41,107
Public Service Co. of Colorado
3.55%, 06/15/2046	43,000	40,665
3.80%, 06/15/2047	185,000	186,228
Public Service Co. of New Hampshire 3.50%, 11/01/2023	40,000	41,769
Public Service Co. of Oklahoma
5.15%, 12/01/2019	110,000	117,250
6.63%, 11/15/2037	80,000	105,526
Public Service Electric & Gas Co.
2.25%, 09/15/2026, MTN	93,000	87,751
3.65%, 09/01/2042, MTN	49,000	48,493
QUALCOMM, Inc.
2.60%, 01/30/2023	21,000	20,923
2.90%, 05/20/2024	1,260,000	1,257,428
3.25%, 05/20/2027	350,000	350,800
Quest Diagnostics, Inc.
3.45%, 06/01/2026	39,000	39,074
4.75%, 01/30/2020	160,000	170,352
Qwest Corp. 6.75%, 12/01/2021	67,000	74,019
Raytheon Co. 3.15%, 12/15/2024	56,000	57,536
Realty Income Corp.
3.00%, 01/15/2027	215,000	203,627
3.25%, 10/15/2022	260,000	263,917
4.65%, 03/15/2047	113,000	117,589
Regency Energy Partners, LP / Regency Energy Finance Corp. 5.00%, 10/01/2022	120,000	128,701
Regions Financial Corp. 3.20%, 02/08/2021	118,000	120,644
Reliance Standard Life Global Funding II
2.38%, 05/04/2020 (C)	540,000	537,950
3.05%, 01/20/2021 (C)	104,000	105,169
Republic Services, Inc.
2.90%, 07/01/2026	49,000	48,041
3.55%, 06/01/2022	54,000	56,204
5.25%, 11/15/2021	80,000	88,960
5.50%, 09/15/2019	100,000	107,360
Reynolds American, Inc.
4.45%, 06/12/2025	811,000	868,865
5.70%, 08/15/2035	150,000	177,750
Roche Holdings, Inc. 3.35%, 09/30/2024 (C)	200,000	206,404

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Rochester Gas & Electric Corp. 3.10%, 06/01/2027 (C)	$ 303,000	$ 302,643
Rockwell Collins, Inc.
3.20%, 03/15/2024	665,000	674,079
3.50%, 03/15/2027	50,000	50,702
4.35%, 04/15/2047	50,000	52,291
Roper Technologies, Inc.
3.00%, 12/15/2020	46,000	47,081
3.80%, 12/15/2026	233,000	239,397
Ryder System, Inc.
2.50%, 03/01/2018, MTN	10,000	10,051
2.88%, 09/01/2020, MTN	144,000	145,601
San Diego Gas & Electric Co.
3.75%, 06/01/2047	205,000	205,381
3.95%, 11/15/2041	33,000	33,563
6.00%, 06/01/2026	75,000	90,577
Schlumberger Holdings Corp.
3.63%, 12/21/2022 (C)	154,000	160,229
4.00%, 12/21/2025 (C)	447,000	468,587
Sempra Energy
2.40%, 03/15/2020	250,000	251,122
2.88%, 10/01/2022	28,000	28,069
3.25%, 06/15/2027	200,000	197,087
3.55%, 06/15/2024	118,000	120,893
4.05%, 12/01/2023	96,000	101,259
9.80%, 02/15/2019	140,000	157,020
SES Global Americas Holdings GP 2.50%, 03/25/2019 (C)	55,000	54,927
Sherwin-Williams Co.
2.75%, 06/01/2022	235,000	234,860
3.13%, 06/01/2024	82,000	82,415
3.45%, 06/01/2027	68,000	68,449
4.50%, 06/01/2047	80,000	83,826
Sierra Pacific Power Co. 2.60%, 05/01/2026	520,000	501,947
Simon Property Group, LP
3.75%, 02/01/2024	250,000	260,282
4.13%, 12/01/2021	27,000	28,704
4.38%, 03/01/2021	60,000	63,898
Smithfield Foods, Inc. 4.25%, 02/01/2027 (C)	47,000	48,083
Southern California Edison Co.
1.85%, 02/01/2022	55,000	54,308
3.60%, 02/01/2045	205,000	199,411
3.88%, 06/01/2021 (G)	18,000	19,035
3.90%, 12/01/2041	50,000	50,224
4.05%, 03/15/2042	75,000	78,463
Southern Co. 2.15%, 09/01/2019	100,000	100,045
Southern Co. Gas Capital Corp.
2.45%, 10/01/2023	48,000	46,566
3.25%, 06/15/2026	323,000	316,968
3.50%, 09/15/2021	182,000	187,924
3.95%, 10/01/2046	49,000	46,772
4.40%, 06/01/2043	79,000	80,314
5.25%, 08/15/2019	230,000	243,795
Southern Natural Gas Co. LLC
4.80%, 03/15/2047 (C)	77,000	81,484
8.00%, 03/01/2032	140,000	189,368

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Southern Power Co.
4.15%, 12/01/2025	$ 48,000	$ 50,126
4.95%, 12/15/2046	185,000	191,039
5.15%, 09/15/2041	165,000	173,725
Southwest Gas Corp. 3.80%, 09/29/2046	100,000	96,468
Southwestern Electric Power Co.
2.75%, 10/01/2026	200,000	191,690
3.90%, 04/01/2045	335,000	328,573
6.45%, 01/15/2019	50,000	53,225
Southwestern Public Service Co.
4.50%, 08/15/2041	70,000	77,157
6.00%, 10/01/2036	97,000	119,288
8.75%, 12/01/2018	80,000	87,493
Spectra Energy Capital LLC
3.30%, 03/15/2023	189,000	189,707
5.65%, 03/01/2020	190,000	204,153
7.50%, 09/15/2038	90,000	118,185
8.00%, 10/01/2019	100,000	111,419
Spectra Energy Partners, LP
2.95%, 09/25/2018	46,000	46,518
3.38%, 10/15/2026	35,000	34,211
3.50%, 03/15/2025	125,000	123,725
4.50%, 03/15/2045	170,000	167,544
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC 3.36%, 03/20/2023 (C)	539,000	543,716
Starbucks Corp. 4.30%, 06/15/2045	105,000	115,197
State Street Corp.
2.65% (B), 05/15/2023	775,000	777,352
3.10%, 05/15/2023	72,000	73,279
3.55%, 08/18/2025	118,000	122,874
3.70%, 11/20/2023	231,000	244,430
Stryker Corp. 3.50%, 03/15/2026	39,000	39,943
Sunoco Logistics Partners Operations, LP
4.25%, 04/01/2024	36,000	36,412
4.95%, 01/15/2043	309,000	288,172
5.30%, 04/01/2044	80,000	77,991
5.35%, 05/15/2045	438,000	429,311
6.10%, 02/15/2042	100,000	105,073
SunTrust Bank
3.30%, 05/15/2026	315,000	307,870
7.25%, 03/15/2018	100,000	103,750
SunTrust Banks, Inc.
2.50%, 05/01/2019	39,000	39,366
5.05% (B), 06/15/2022 (H)	420,000	426,300
Swiss Re Treasury US Corp. 4.25%, 12/06/2042 (C)	125,000	128,526
Synchrony Financial
3.70%, 08/04/2026	919,000	886,880
4.25%, 08/15/2024	115,000	117,462
Sysco Corp. 2.50%, 07/15/2021	140,000	140,382
3.25%, 07/15/2027	615,000	605,525
3.75%, 10/01/2025	78,000	80,860

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Target Corp. 3.50%, 07/01/2024	$ 77,000	$ 79,755
TC PipeLines, LP 3.90%, 05/25/2027	81,000	80,822
TD Ameritrade Holding Corp. 2.95%, 04/01/2022	112,000	114,609
Teachers Insurance & Annuity Association of America 4.27%, 05/15/2047 (C)	200,000	204,742
Teva Pharmaceutical Finance IV LLC 2.25%, 03/18/2020	195,000	194,805
Texas Eastern Transmission, LP 2.80%, 10/15/2022 (C)	129,000	126,556
Texas Gas Transmission LLC 4.50%, 02/01/2021 (C)	155,000	161,608
Texas Health Resources 4.33%, 11/15/2055	250,000	261,555
Texas Instruments, Inc. 1.65%, 08/03/2019	37,000	37,026
Textron, Inc.
3.65%, 03/15/2027	100,000	100,390
3.88%, 03/01/2025	130,000	133,540
Thermo Fisher Scientific, Inc.
2.95%, 09/19/2026	638,000	620,383
3.15%, 01/15/2023	192,000	195,335
4.15%, 02/01/2024	166,000	177,034
Time Warner Cable LLC
5.00%, 02/01/2020	5,000	5,334
5.50%, 09/01/2041	14,000	15,045
6.55%, 05/01/2037	100,000	119,412
8.75%, 02/14/2019	105,000	115,490
Time Warner Cos., Inc. 7.57%, 02/01/2024	55,000	68,279
Time Warner Entertainment Co., LP 8.38%, 07/15/2033	330,000	453,061
Time Warner, Inc.
2.95%, 07/15/2026	255,000	240,568
3.55%, 06/01/2024	900,000	911,989
3.60%, 07/15/2025	195,000	194,557
4.75%, 03/29/2021	100,000	107,693
5.38%, 10/15/2041	17,000	18,598
Toledo Edison Co. 6.15%, 05/15/2037	130,000	161,422
Toyota Motor Credit Corp.
1.38%, 01/10/2018, MTN	100,000	100,053
1.45%, 01/12/2018, MTN	129,000	129,076
2.10%, 01/17/2019, MTN	174,000	175,069
2.13%, 07/18/2019, MTN	90,000	90,625
Trans-Allegheny Interstate Line Co. 3.85%, 06/01/2025 (C)	170,000	176,293
Tri-State Generation & Transmission Association, Inc. 4.25%, 06/01/2046	68,000	67,006
Tyson Foods, Inc.
3.95%, 08/15/2024	340,000	355,782
4.55%, 06/02/2047	150,000	157,913

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
UDR, Inc.
2.95%, 09/01/2026, MTN	$ 564,000	$ 532,905
3.70%, 10/01/2020	155,000	159,673
Unilever Capital Corp. 2.00%, 07/28/2026	125,000	115,026
Union Carbide Corp.
7.50%, 06/01/2025	40,000	48,938
7.75%, 10/01/2096	40,000	52,960
Union Electric Co. 2.95%, 06/15/2027	472,000	467,135
Union Pacific Corp.
2.75%, 04/15/2023 (G)	45,000	45,449
2.95%, 01/15/2023	21,000	21,496
3.75%, 03/15/2024	100,000	105,717
4.00%, 04/15/2047	285,000	292,272
4.15%, 01/15/2045	50,000	52,441
4.16%, 07/15/2022	42,000	45,447
4.30%, 06/15/2042	24,000	25,508
United Airlines Pass-Through Trust
3.10%, 01/07/2030	85,000	84,575
3.45%, 01/07/2030	378,000	380,835
4.30%, 02/15/2027	58,775	62,449
United Parcel Service, Inc. 2.45%, 10/01/2022 (G)	29,000	29,294
United Technologies Corp.
2.80%, 05/04/2024	360,000	361,116
3.75%, 11/01/2046	80,000	78,334
4.15%, 05/15/2045	413,000	427,609
4.50%, 06/01/2042	71,000	77,529
UnitedHealth Group, Inc.
1.63%, 03/15/2019	73,000	72,537
2.75%, 02/15/2023	111,000	111,829
2.88%, 03/15/2023	150,000	152,303
3.10%, 03/15/2026	315,000	316,623
3.38%, 11/15/2021	37,000	38,576
3.75%, 07/15/2025	230,000	242,248
3.95%, 10/15/2042	180,000	182,432
4.63%, 07/15/2035	438,000	492,279
5.80%, 03/15/2036	100,000	126,598
6.63%, 11/15/2037	100,000	137,823
US Bancorp
2.20%, 04/25/2019, MTN	200,000	201,665
2.38%, 07/22/2026, MTN	100,000	94,243
2.63%, 01/24/2022, MTN	37,000	37,384
3.00%, 03/15/2022, MTN	33,000	33,869
US Bank NA
1.35%, 01/26/2018	300,000	299,849
2.13%, 10/28/2019	250,000	251,859
Valero Energy Corp. 7.50%, 04/15/2032	60,000	76,983
Ventas Realty, LP
3.50%, 02/01/2025	45,000	44,708
3.75%, 05/01/2024	88,000	89,508
3.85%, 04/01/2027	563,000	565,934
4.13%, 01/15/2026	68,000	69,934
4.38%, 02/01/2045	30,000	29,694
VEREIT Operating Partnership, LP 4.60%, 02/06/2024	597,000	623,531

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Verizon Communications, Inc.
2.95%, 03/15/2022 (C)	$ 316,000	$ 318,196
3.45%, 03/15/2021	114,000	117,946
3.85%, 11/01/2042	459,000	400,204
4.13%, 03/16/2027 - 08/15/2046	1,271,000	1,250,552
4.27%, 01/15/2036	562,000	542,418
4.40%, 11/01/2034	811,000	803,584
4.52%, 09/15/2048	259,000	245,038
4.67%, 03/15/2055	413,000	386,646
4.81%, 03/15/2039 (C)	1,142,000	1,154,354
4.86%, 08/21/2046	436,000	436,074
5.01%, 04/15/2049 (C)	365,000	368,616
5.01%, 08/21/2054	59,000	58,063
5.05%, 03/15/2034	672,000	711,423
5.25%, 03/16/2037	206,000	221,448
Viacom, Inc.
3.25%, 03/15/2023	44,000	43,611
3.45%, 10/04/2026	210,000	202,316
3.88%, 04/01/2024	90,000	91,677
4.38%, 03/15/2043	304,000	270,225
5.88% (B), 02/28/2057	75,000	78,000
6.25% (B), 02/28/2057	50,000	52,000
6.88%, 04/30/2036	330,000	385,593
Virginia Electric & Power Co.
2.75%, 03/15/2023	100,000	100,318
2.95%, 01/15/2022	8,000	8,167
3.45%, 02/15/2024	21,000	21,676
4.45%, 02/15/2044	21,000	22,943
8.88%, 11/15/2038	70,000	118,550
Visa, Inc. 3.15%, 12/14/2025	375,000	380,725
Voya Financial, Inc.
2.90%, 02/15/2018	161,000	162,089
3.13%, 07/15/2024 (I)	785,000	775,189
3.65%, 06/15/2026	50,000	50,095
Vulcan Materials Co. 4.50%, 06/15/2047	120,000	121,341
Wachovia Corp. 5.75%, 02/01/2018, MTN	544,000	556,743
Wal-Mart Stores, Inc. 3.30%, 04/22/2024	115,000	120,078
Walgreen Co. 4.40%, 09/15/2042	70,000	70,089
Walgreens Boots Alliance, Inc.
3.80%, 11/18/2024	100,000	103,860
4.50%, 11/18/2034	195,000	204,628
Walt Disney Co. 3.00%, 02/13/2026	400,000	402,065
Waste Management, Inc. 3.13%, 03/01/2025	69,000	70,042
WEC Energy Group, Inc. 3.55%, 06/15/2025	144,000	148,491
Wells Fargo & Co.
2.15%, 01/30/2020, MTN	245,000	245,630
2.50%, 03/04/2021	71,000	71,246
2.60%, 07/22/2020, MTN	202,000	204,848
3.07%, 01/24/2023	465,000	471,514
3.30%, 09/09/2024, MTN	300,000	304,295
3.50%, 03/08/2022, MTN	400,000	415,544

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Wells Fargo & Co. (continued)
4.10%, 06/03/2026, MTN	$ 70,000	$ 72,483
4.30%, 07/22/2027, MTN	63,000	65,987
4.60%, 04/01/2021, MTN	740,000	797,684
4.65%, 11/04/2044, MTN	483,000	507,295
4.75%, 12/07/2046, MTN	928,000	990,801
4.90%, 11/17/2045, MTN	225,000	245,335
5.38%, 11/02/2043	200,000	231,372
5.63%, 12/11/2017	50,000	50,870
5.90% (B), 06/15/2024 (H)	430,000	460,530
Welltower, Inc. REIT,
3.75%, 03/15/2023	75,000	77,822
4.00%, 06/01/2025	479,000	495,267
4.25%, 04/01/2026	200,000	209,139
4.50%, 01/15/2024	172,000	183,560
Western Gas Partners, LP
3.95%, 06/01/2025	210,000	208,634
4.65%, 07/01/2026	176,000	180,160
5.45%, 04/01/2044	122,000	123,845
Western Union Co. 3.60%, 03/15/2022	230,000	234,416
Westlake Chemical Corp. 3.60%, 07/15/2022	150,000	152,682
Weyerhaeuser Co. 7.38%, 03/15/2032	120,000	165,227
Williams Partners, LP 3.90%, 01/15/2025	78,000	78,857
Williams Partners, LP / ACMP Finance Corp. 4.88%, 05/15/2023	210,000	217,900
Wisconsin Electric Power Co.
2.95%, 09/15/2021	2,000	2,053
3.10%, 06/01/2025	110,000	110,287
3.65%, 12/15/2042	40,000	38,709
4.25%, 12/15/2019	140,000	148,147
WW Grainger, Inc. 4.60%, 06/15/2045	291,000	316,166
Xcel Energy, Inc.
3.30%, 06/01/2025	235,000	237,084
4.70%, 05/15/2020	325,000	344,048
4.80%, 09/15/2041	3,000	3,203
6.50%, 07/01/2036	130,000	170,995
Xylem, Inc.
3.25%, 11/01/2026	33,000	32,861
4.38%, 11/01/2046	128,000	132,478
Zoetis, Inc.
1.88%, 02/01/2018	41,000	41,025
3.25%, 02/01/2023	150,000	153,733
3.45%, 11/13/2020	37,000	38,265
4.50%, 11/13/2025	84,000	91,707
4.70%, 02/01/2043	17,000	18,467

		277,209,923

Virgin Islands, British - 0.1%
China Southern Power Grid International Finance BVI Co., Ltd. 3.50%, 05/08/2027 (C)	360,000	357,091

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Virgin Islands, British (continued)
CNOOC Finance, Ltd. 3.00%, 05/09/2023	$ 200,000	$ 197,833
Sinopec Group Overseas Development, Ltd. 4.38%, 10/17/2023 (C)	200,000	212,995
State Grid Overseas Investment, Ltd. 1.75%, 05/22/2018 (C)	200,000	199,414

		967,333

Total Corporate Debt Securities (Cost $353,191,168)		359,322,169

FOREIGN GOVERNMENT OBLIGATIONS - 0.5%
Canada - 0.0% (A)
Province of Ontario 1.65%, 09/27/2019	87,000	86,746

Colombia - 0.1%
Colombia Government International Bond
4.00%, 02/26/2024	200,000	207,600
4.50%, 01/28/2026 (G)	220,000	234,300
5.00%, 06/15/2045	200,000	201,200
7.38%, 09/18/2037	100,000	128,600

		771,700

Israel - 0.3%
Israel Government AID Bond
Series 2007-Z,
Zero Coupon, 08/15/2025	1,000,000	807,348
Series 2008-Z,
Zero Coupon, 08/15/2024 - 02/15/2025	2,000,000	1,657,912
Series 2009-Z,
Zero Coupon, 11/15/2024	1,000,000	825,786
Israel Government AID Bond, Principal Only STRIPS Series 2, 11/01/2024	2,300,000	1,902,751

		5,193,797

Mexico - 0.1%
Mexico Government International Bond
3.63%, 03/15/2022	466,000	483,242
4.00%, 10/02/2023	226,000	236,373
4.13%, 01/21/2026	400,000	415,800
4.35%, 01/15/2047	100,000	93,920
5.55%, 01/21/2045	119,000	133,280
5.75%, 10/12/2110	70,000	72,625
4.75%, 03/08/2044, MTN	212,000	212,212

		1,647,452

Peru - 0.0% (A)
Peru Government International Bond 5.63%, 11/18/2050	35,000	42,403

Poland - 0.0% (A)
Republic of Poland Government International Bond 4.00%, 01/22/2024	167,000	178,607

Supranational - 0.0% (A)
African Development Bank 8.80%, 09/01/2019	130,000	147,937

Total Foreign Government Obligations (Cost $7,908,324)		8,068,642

	Principal	Value
MORTGAGE-BACKED SECURITIES - 2.8%
Cayman Islands - 0.0% (A)
PFP, Ltd.
Series 2015-2, Class A,
2.62% (B), 07/14/2034 (C)	$ 163,203	$ 163,189
Series 2015-2, Class C,
4.42% (B), 07/14/2034 (C)	100,000	100,137
Series 2015-2, Class D,
5.17% (B), 07/14/2034 (C)	100,000	100,231
Resource Capital Corp., Ltd.
Series 2015-CRE4, Class A,
2.57% (B), 08/15/2032 (C)	59,096	58,933
Series 2015-CRE4, Class B,
4.17% (B), 08/15/2032 (C)	153,000	151,470

		573,960

United States - 2.8%
A10 Term Asset Financing LLC
Series 2013-2, Class A,
2.62%, 11/15/2027 (C)	70,879	70,840
Series 2013-2, Class B,
4.38%, 11/15/2027 (C)	250,000	249,421
Series 2014-1, Class A2,
3.02%, 04/15/2033 (C)	24,578	24,559
Access Point Funding Trust Series 2016-1, Class A, 6.25%, 02/16/2021 (F)	354,310	354,586
Ajax Mortgage Loan Trust
Series 2015-B, Class A,
3.88% (B), 07/25/2060 (C)	195,999	195,765
Series 2016-2, Class A,
4.13% (B), 10/25/2056 (C)	298,493	298,349
Alternative Loan Trust
Series 2004-27CB, Class A1,
6.00%, 12/25/2034	407,127	401,607
Series 2004-28CB, Class 3A1,
6.00%, 01/25/2035	357,029	354,085
Angel Oak Mortgage Trust LLC Series 2015-1, Class A, 4.50% (B), 11/25/2045 (C)	108,373	108,514
BAMLL Commercial Mortgage Securities Trust
Series 2012-PARK, Class A,
2.96%, 12/10/2030 (C)	100,000	101,814
Series 2014-520M, Class C,
4.35% (B), 08/15/2046 (C)	150,000	141,209
BAMLL Re-REMIC Trust Series 2015-FR11, Class A705, 1.84% (B), 09/27/2044 (C)	783,000	761,289
Banc of America Commercial Mortgage Trust Series 2007-5, Class A4, 5.49%, 02/10/2051	116,504	116,660
Banc of America Funding Trust Series 2005-E, Class 4A1, 3.15% (B), 03/20/2035	67,703	68,340
Banc of America Mortgage Trust Series 2003-J, Class 3A2, 3.44% (B), 11/25/2033	63,236	63,389
BB-UBS Trust Series 2012-SHOW, Class A, 3.43%, 11/05/2036 (C)	500,000	511,930

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
BCAP LLC Trust
Series 2011-R11, Class 25A5,
4.00% (B), 08/26/2021 (C)	$ 4,930	$ 4,923
Series 2012-RR10, Class 1A1,
1.25% (B), 02/26/2037 (C)	93,851	92,746
Bear Stearns Alt-A Trust Series 2004-6, Class 1A, 1.86% (B), 07/25/2034	253,319	250,410
Bear Stearns ARM Trust
Series 2003-4, Class 3A1,
3.55% (B), 07/25/2033	30,367	30,483
Series 2005-5, Class A2,
2.82% (B), 08/25/2035	592,056	589,043
Series 2006-1, Class A1,
2.91% (B), 02/25/2036	352,745	351,707
Bear Stearns Commercial Mortgage Securities Trust Series 2007-PW17, Class AJ, 6.12% (B), 06/11/2050	1,000,000	1,008,730
Bear Stearns Commercial Mortgage Securities Trust, Interest Only STRIPS Series 2005-PWR8, Class X1, 0.52% (B), 06/11/2041 (C)	23,219	0	(K)
CD Commercial Mortgage Trust, Interest Only STRIPS Series 2007-CD4, Class XC, 0.74% (B), 12/11/2049 (C)	221,531	16
Chase Mortgage Finance Trust
Series 2007-A1, Class 1A3,
3.45% (B), 02/25/2037	59,927	59,522
Series 2007-A1, Class 8A1,
3.24% (B), 02/25/2037	550,664	559,309
Series 2007-A2, Class 2A1,
3.18% (B), 07/25/2037	24,765	25,055
CHL Mortgage Pass-Through Trust
Series 2004-3, Class A26,
5.50%, 04/25/2034	36,364	37,055
Series 2004-3, Class A4,
5.75%, 04/25/2034	29,091	29,779
Series 2004-HYB6, Class A3,
3.14% (B), 11/20/2034	494,193	497,134
Series 2005-15, Class A3,
5.75%, 08/25/2035	356,572	325,282
Series 2005-HYB3, Class 2A2A,
3.40% (B), 06/20/2035	937,888	942,721
Citicorp Mortgage Securities, Inc. Series 2004-3, Class A5, 5.25%, 05/25/2034	80,442	82,285
Citigroup Commercial Mortgage Trust Series 2013-SMP, Class A, 2.11%, 01/12/2030 (C)	86,477	86,592
Citigroup Mortgage Loan Trust Series 2008-AR4, Class 1A1A, 3.57% (B), 11/25/2038 (C)	1,987	1,985
COMM Mortgage Trust
Series 2013-300P, Class A1,
4.35%, 08/10/2030 (C)	500,000	543,654
Series 2013-SFS, Class A2,
3.09% (B), 04/12/2035 (C)	156,000	157,917

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
COMM Mortgage Trust (continued)
Series 2014-CR19, Class A5,
3.80%, 08/10/2047	$ 750,000	$ 787,545
Series 2014-PAT, Class A,
1.79% (B), 08/13/2027 (C)	198,000	198,062
Series 2014-TWC, Class A,
1.98% (B), 02/13/2032 (C)	665,000	666,243
Series 2014-TWC, Class B,
2.82% (B), 02/13/2032 (C)	500,000	501,714
Series 2015-CR25, Class A4,
3.76%, 08/10/2048	437,000	457,247
Commercial Mortgage Trust Series 2006-GG7, Class AM, 5.95% (B), 07/10/2038	20,895	20,886
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-21, Class 1A4,
5.25%, 09/25/2033	30,719	31,508
Series 2003-AR26, Class 2A1,
3.39% (B), 11/25/2033	449,747	446,063
Series 2004-4, Class 2A4,
5.50%, 09/25/2034	104,708	109,231
CSMC OA LLC Series 2014-USA, Class D, 4.37%, 09/15/2037 (C)	600,000	566,393
CSMC Trust Series 2010-11R, Class A6, 2.29% (B), 06/28/2047 (C)	115,960	115,583
GS Mortgage Securities Corp. Trust
Series 2012-ALOH, Class A,
3.55%, 04/10/2034 (C)	700,000	734,086
Series 2013-NYC5, Class A,
2.32%, 01/10/2030 (C)	100,000	100,249
GS Mortgage Securities Trust Series 2011-GC5, Class D, 5.57% (B), 08/10/2044 (C)	200,000	196,370
GSMPS Mortgage Loan Trust Series 2005-RP3, Class 1AF, 1.57% (B), 09/25/2035 (C)	65,749	57,285
GSR Mortgage Loan Trust
Series 2003-10, Class 1A1,
2.98% (B), 10/25/2033	28,857	28,981
Series 2004-6F, Class 2A4,
5.50%, 05/25/2034	57,202	58,797
Series 2004-8F, Class 2A3,
6.00%, 09/25/2034	21,297	21,892
Impac CMB Trust
Series 2004-10, Class 3A1,
1.92% (B), 03/25/2035	679,992	619,242
Series 2004-4, Class 1A2,
1.84% (B), 09/25/2034	428,964	423,871
Series 2005-4, Class 1A1A,
1.76% (B), 05/25/2035	901,419	879,853
Series 2005-4, Class 2A1,
1.82% (B), 05/25/2035	37,587	36,288
Series 2005-4, Class 2B1,
3.69% (B), 05/25/2035	546,723	523,678
Series 2007-A, Class M3,
2.72% (B), 05/25/2037 (C)	953,144	804,848

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Impac Secured Assets CMN Owner Trust Series 2003-3, Class A1, 4.92% (B), 08/25/2033	$ 60,549	$ 62,070
Impac Secured Assets Trust
Series 2006-1, Class 2A1,
1.57% (B), 05/25/2036	78,090	74,153
Series 2006-2, Class 2A1,
1.57% (B), 08/25/2036	14,491	14,152
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2006-LDP8, Class D,
5.62% (B), 05/15/2045	500,000	498,398
Series 2006-LDP9, Class A3SF,
1.31% (B), 05/15/2047	29,516	29,438
Series 2007-C1, Class A4,
5.72%, 02/15/2051	210,901	212,079
Series 2007-LD11, Class AM,
6.10% (B), 06/15/2049	556,355	569,562
JPMorgan Chase Commercial Mortgage Securities Trust, Interest Only STRIPS Series 2006-LDP8, Class X, 0.53% (B), 05/15/2045	201,927	2
JPMorgan Mortgage Trust
Series 2004-A1, Class 1A1,
2.97% (B), 02/25/2034	14,611	14,516
Series 2006-A2, Class 5A3,
3.14% (B), 11/25/2033	37,904	38,523
Ladder Capital Commercial Mortgage Trust Series 2013-GCP, Class A2, 3.99%, 02/15/2036 (C)	192,000	200,365
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ, 5.45% (B), 09/15/2039	770,919	671,167
MASTR Adjustable Rate Mortgages Trust
Series 2004-13, Class 2A1,
3.08% (B), 04/21/2034	66,776	68,645
Series 2004-13, Class 3A7,
3.19% (B), 11/21/2034	32,202	32,944
Series 2004-13, Class 3A7B,
3.16% (B), 11/21/2034	483,023	490,081
MASTR Alternative Loan Trust
Series 2004-4, Class 1A1,
5.50%, 05/25/2034	45,265	45,383
Series 2004-5, Class 5A1,
4.75%, 06/25/2019	8,220	8,246
MASTR Alternative Loan Trust, Principal Only STRIPS Series 2003-8, Class 15, 11/25/2018	31,821	31,482
MASTR Asset Securitization Trust Series 2003-11, Class 9A6, 5.25%, 12/25/2033	74,391	75,190
MASTR Seasoned Securitization Trust Series 2004-2, Class A2, 6.50% (B), 08/25/2032	96,401	103,117
Merrill Lynch Mortgage Investors Trust
Series 2003-E, Class A1,
1.84% (B), 10/25/2028	494,093	480,593

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Merrill Lynch Mortgage Investors Trust (continued)
Series 2003-H, Class A1,
1.86% (B), 01/25/2029	$ 101,126	$ 99,537
Series 2004-A, Class A1,
1.68% (B), 04/25/2029	124,058	119,489
ML-CFC Commercial Mortgage Trust, Interest Only STRIPS Series 2006-4, Class XC, 0.86% (B), 12/12/2049 (C)	95,144	2
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C14, Class A3, 3.67%, 02/15/2047	300,000	312,727
Morgan Stanley Capital I Trust
Series 2006-HQ10, Class AJ,
5.39% (B), 11/12/2041	564,297	564,989
Series 2006-HQ8, Class D,
5.63% (B), 03/12/2044	1,000,000	423,888
Morgan Stanley Capital I Trust, Interest Only STRIPS
Series 2006-IQ12, Class X1,
0.65% (B), 12/15/2043 (C)	326,681	4
Series 2007-HQ11, Class X,
0.45% (B), 02/12/2044 (C)	786,478	8,455
Morgan Stanley Re-REMIC Trust
Series 2012-IO, Class AXA,
1.00%, 03/27/2051 (C)	48,366	48,320
Series 2012-XA, Class B,
0.25%, 07/27/2049 (C)	200,000	187,440
Morgan Stanley Reremic Trust Series 2012-XA, Class A, 2.00%, 07/27/2049 (C)	21,657	21,663
MortgageIT Trust Series 2005-5, Class A1, 1.48% (B), 12/25/2035	321,483	300,530
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates Series 2005-5, Class 1APT, 1.50% (B), 12/25/2035	1,014,247	940,533
Opteum Mortgage Acceptance Corp. Trust Series 2006-1, Class 1AC1, 1.52% (B), 04/25/2036	779,201	725,976
Provident Funding Mortgage Loan Trust Series 2005-1, Class 2A1, 3.43% (B), 05/25/2035	30,973	30,124
RAIT Trust
Series 2015-FL4, Class A,
2.51% (B), 12/15/2031 (C)	17,360	17,407
Series 2015-FL5, Class B,
5.06% (B), 01/15/2031 (C)	295,000	295,481
RALI Trust Series 2004-QA4, Class NB3, 4.43% (B), 09/25/2034	46,720	46,705
RBS Commercial Funding, Inc. Series 2013-SMV, Class A, 3.26%, 03/11/2031 (C)	160,000	159,672
Sequoia Mortgage Trust
Series 2003-1, Class 1A,
1.97% (B), 04/20/2033	188,954	179,352

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Sequoia Mortgage Trust (continued)
Series 2003-2, Class A1,
1.87% (B), 06/20/2033	$ 57,312	$ 57,394
Series 2004-11, Class A1,
1.81% (B), 12/20/2034	66,647	65,571
Series 2004-5, Class A2,
1.73% (B), 06/20/2034	205,543	192,171
Series 2004-8, Class A1,
1.91% (B), 09/20/2034	305,042	291,228
Series 2004-9, Class A1,
1.89% (B), 10/20/2034	227,985	217,303
Series 2007-3, Class 1A1,
1.41% (B), 07/20/2036	408,513	388,433
Series 2010, Class 1A,
2.01% (B), 10/20/2027	86,666	84,350
Springleaf Mortgage Loan Trust
Series 2013-2A, Class A,
1.78% (B), 12/25/2065 (C)	144,575	144,283
Series 2013-2A, Class M1,
3.52% (B), 12/25/2065 (C)	156,000	155,747
Series 2013-2A, Class M2,
4.48% (B), 12/25/2065 (C)	350,000	349,229
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-1, Class 4A4,
3.40% (B), 02/25/2034	579,955	583,210
Series 2004-12, Class 9A,
3.39% (B), 09/25/2034	672,536	679,060
Series 2004-18, Class 4A1,
3.35% (B), 12/25/2034	379,066	374,448
Series 2004-4, Class 5A,
3.38% (B), 04/25/2034	11,607	11,549
Series 2004-6, Class 4A1,
3.44% (B), 06/25/2034	167,014	166,833
Structured Asset Mortgage Investments II Trust
Series 2004-AR5, Class 1A1,
1.87% (B), 10/19/2034	49,714	47,647
Series 2005-AR5, Class A3,
1.46% (B), 07/19/2035	160,402	156,089
Structured Asset Securities Corp. Series 2003-37A, Class 2A, 3.02% (B), 12/25/2033	10,004	9,990
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
Series 2003-15A, Class 2A1,
3.42% (B), 04/25/2033	72,089	71,653
Series 2003-26A, Class 3A5,
3.27% (B), 09/25/2033	605,874	596,191
Series 2003-30, Class 1A5,
5.50%, 10/25/2033	36,944	38,328
Thornburg Mortgage Securities Trust
Series 2003-4, Class A1,
1.86% (B), 09/25/2043	110,293	106,508
Series 2004-3, Class A,
1.96% (B), 09/25/2044	117,026	107,943
Series 2004-4, Class 3A,
2.74% (B), 12/25/2044	167,824	166,970

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 06/10/2030 (C)	$ 174,000	$ 178,495
UBS-Barclays Commercial Mortgage Trust
Series 2012-C2, Class A4,
3.53%, 05/10/2063	104,000	108,281
Series 2013-C6, Class A4,
3.24%, 04/10/2046	286,000	293,278
UBS-Barclays Commercial Mortgage Trust, Interest Only STRIPS Series 2012-C2, Class XA, 1.54% (B), 05/10/2063 (C)	577,751	31,177
VNDO Mortgage Trust
Series 2012-6AVE, Class A,
3.00%, 11/15/2030 (C)	544,235	555,454
Series 2013-PENN, Class A,
3.81%, 12/13/2029 (C)	400,000	418,995
Wachovia Bank Commercial Mortgage Trust
Series 2007-C31, Class C,
6.13% (B), 04/15/2047	1,000,000	1,014,600
Series 2007-C34, Class B,
6.35% (B), 05/15/2046	500,000	500,591
Wachovia Bank Commercial Mortgage Trust, Interest Only STRIPS Series 2006-C24, Class XC, 0.13% (B), 03/15/2045 (C)	499,863	1
WaMu Mortgage Pass-Through Certificates Trust
Series 2003-AR10, Class A7,
2.84% (B), 10/25/2033	44,519	45,446
Series 2003-AR11, Class A6,
2.85% (B), 10/25/2033	78,976	79,728
Series 2003-AR5, Class A7,
3.06% (B), 06/25/2033	65,957	66,820
Series 2003-AR6, Class A1,
3.23% (B), 06/25/2033	84,498	84,756
Series 2003-AR7, Class A7,
2.74% (B), 08/25/2033	81,143	81,623
Series 2003-S3, Class 1A4,
5.50%, 06/25/2033	36,948	38,163
Series 2004-CB2, Class 7A,
5.50%, 08/25/2019	13,149	13,279
Series 2004-CB3, Class 3A,
5.50%, 10/25/2019	12,176	12,321
Series 2005-AR10, Class 1A3,
2.81% (B), 09/25/2035	341,934	348,584
Series 2005-AR10, Class 1A4,
2.81% (B), 09/25/2035	927,403	955,141
Wells Fargo Commercial Mortgage Trust Series 2013-120B, Class A, 2.80% (B), 03/18/2028 (C)	400,000	404,727
Wells Fargo Mortgage-Backed Securities Trust
Series 2003-G, Class A1,
2.99% (B), 06/25/2033	72,685	73,047
Series 2003-M, Class A1,
3.00% (B), 12/25/2033	433,428	436,530

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Wells Fargo Mortgage-Backed Securities Trust (continued)
Series 2004-EE, Class 3A2,
3.58% (B), 12/25/2034	$ 232,411	$ 240,372
Series 2004-I, Class 1A1,
3.18% (B), 07/25/2034	169,208	171,881
Series 2004-P, Class 2A1,
3.03% (B), 09/25/2034	69,271	70,646
Series 2004-R, Class 2A1,
3.03% (B), 09/25/2034	28,203	28,923
Series 2005-AR14, Class A1,
3.10% (B), 08/25/2035	400,845	404,160
Series 2005-AR16, Class 6A3,
3.26% (B), 10/25/2035	313,983	314,245
Series 2005-AR3, Class 1A1,
3.31% (B), 03/25/2035	388,441	397,173
Series 2005-AR4, Class 2A2,
3.31% (B), 04/25/2035	261,329	262,123
Series 2005-AR8, Class 2A1,
3.26% (B), 06/25/2035	25,201	25,741
Series 2005-AR9, Class 2A1,
3.13% (B), 10/25/2033	28,893	29,158
Series 2005-AR9, Class 3A1,
3.36% (B), 06/25/2034	643,033	658,861
Series 2006-AR6, Class 7A1,
3.03% (B), 03/25/2036	448,772	452,454
WFRBS Commercial Mortgage Trust
Series 2011-C3, Class A4,
4.38%, 03/15/2044 (C)	100,000	106,208
Series 2012-C6, Class A4,
3.44%, 04/15/2045	200,000	207,930

		40,260,060

Total Mortgage-Backed Securities (Cost $40,394,979)		40,834,020

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.0% (A)
California - 0.0% (A)
City of Los Angeles Department of Airports, Revenue Bonds, Series C, 6.58%, 05/15/2039	25,000	32,382
State of California, General Obligation Unlimited, 7.30%, 10/01/2039	80,000	116,985

		149,367

New York - 0.0% (A)
Port Authority of New York & New Jersey, Revenue Bonds
4.46%, 10/01/2062	170,000	185,216
5.65%, 11/01/2040	40,000	50,621

		235,837

Ohio - 0.0% (A)
Ohio State University, Revenue Bonds
Series A,
4.05%, 12/01/2056	114,000	116,074
4.80%, 06/01/2111	91,000	93,497

		209,571

Total Municipal Government Obligations (Cost $555,534)		594,775

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS - 16.6%
Federal Home Loan Banks 5.50%, 07/15/2036	$ 250,000	$ 338,375
Federal Home Loan Mortgage Corp.
1.71% (B), 07/15/2042 - 03/15/2044	1,943,542	1,958,204
2.81%, 09/25/2024	1,478,000	1,497,952
2.82% (B), 02/01/2036	65,395	69,314
3.00%, 07/01/2033 - 01/15/2044	2,803,275	2,814,319
3.02% (B), 12/01/2031	42,719	45,015
3.45% (B), 07/01/2040	124,229	128,806
3.50%, 01/01/2032 - 04/01/2043	4,246,382	4,399,623
4.00%, 06/01/2042 - 01/01/2046	1,246,871	1,326,741
4.50%, 05/01/2041	675,137	725,895
5.00%, 02/01/2034	292,842	312,843
6.00%, 01/01/2024 - 01/01/2034	144,907	158,197
6.50%, 07/01/2017 - 11/01/2037	419,573	478,711
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
1.70% (B), 09/25/2022	838,149	841,300
2.60%, 09/25/2020	138,983	141,539
2.62%, 01/25/2023	1,750,000	1,772,993
2.72%, 07/25/2026	840,000	830,963
2.74%, 09/25/2025	700,000	696,216
2.77%, 05/25/2025	750,000	753,756
2.84%, 09/25/2022	534,000	547,532
3.39%, 03/25/2024	714,000	751,974
3.49%, 01/25/2024	1,000,000	1,058,934
Federal Home Loan Mortgage Corp. REMIC
1.40% (B), 07/15/2037	178,290	178,439
1.51% (B), 06/15/2043	1,242,151	1,234,301
1.56% (B), 04/15/2039	502,746	504,297
1.61% (B), 03/15/2039 - 11/15/2039	984,658	983,306
3.00%, 04/15/2025 - 02/15/2026	212,376	214,799
3.50%, 05/15/2021 - 02/15/2026	2,663,000	2,787,829
4.00%, 12/15/2024 - 12/15/2041	2,612,313	2,793,569
4.50%, 02/15/2020 - 06/15/2025	559,915	604,557
5.00%, 07/15/2020 - 05/15/2041	760,565	828,673
5.30%, 01/15/2033	76,393	83,864
5.50%, 11/15/2023 - 07/15/2037	1,524,378	1,700,685
5.50% (B), 05/15/2041	239,223	257,202
5.70% (B), 10/15/2038	42,400	47,285
5.75%, 06/15/2035 - 08/15/2035	1,290,205	1,481,133
5.85%, 09/15/2035	393,997	414,951
6.00%, 04/15/2036	136,982	155,985
6.50%, 02/15/2032	56,426	64,378
12.08% (B), 09/15/2034	36,104	36,919
19.29% (B), 06/15/2035	86,305	114,333
Federal Home Loan Mortgage Corp. REMIC, Interest Only STRIPS
4.50%, 12/15/2024	34,490	1,006
5.00%, 10/15/2039	147,144	21,603
5.21% (B), 10/15/2037	393,599	69,347
Federal Home Loan Mortgage Corp. REMIC, Principal Only STRIPS 04/15/2020 - 01/15/2040	368,816	330,749
Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates 1.62% (B), 03/25/2043	678,679	674,756

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association
Zero Coupon, 10/09/2019	$ 450,000	$ 431,675
1.35% (B), 01/01/2023	908,378	905,575
1.37% (B), 12/01/2024	2,000,000	2,002,683
1.38% (B), 02/01/2023	1,000,000	1,001,968
1.43% (B), 07/01/2024	1,250,000	1,244,689
1.44% (B), 03/25/2045	89,141	86,966
1.47%, 12/01/2019	450,347	445,767
1.48% (B), 09/01/2024	945,802	947,258
1.54% (B), 08/25/2019	37,557	37,549
1.72% (B), 08/25/2042	323,489	325,043
1.93% (B), 11/25/2022	705,005	708,964
2.00%, 12/01/2020	500,000	500,667
2.01%, 07/01/2019 - 06/01/2020	2,941,918	2,954,180
2.03%, 08/01/2019	24,736	24,950
2.22%, 12/01/2022	1,428,915	1,430,714
2.38%, 12/01/2022	953,273	961,872
2.39%, 06/01/2025	415,583	410,621
2.40%, 12/01/2022 - 02/01/2023	3,419,044	3,448,634
2.45%, 11/01/2022 - 02/01/2023	3,000,000	3,031,466
2.47%, 09/01/2022	454,323	460,359
2.49%, 05/25/2026	1,000,000	972,061
2.50%, 04/01/2023	1,000,000	1,009,504
2.52%, 10/01/2022 - 05/01/2023	1,465,147	1,482,695
2.53%, 10/01/2022 - 09/25/2024	2,302,123	2,306,019
2.57% (B), 12/25/2026	1,500,000	1,457,998
2.57%, 01/01/2023	1,983,804	2,020,017
2.59%, 10/01/2028	2,435,000	2,337,172
2.61% (B), 10/25/2021	1,000,000	1,020,348
2.64%, 04/01/2023	937,471	956,287
2.66%, 12/01/2022	1,000,000	1,021,652
2.67%, 07/01/2022	1,000,000	1,023,062
2.68%, 07/01/2022	465,002	475,859
2.69%, 12/01/2028	2,010,000	1,947,655
2.70%, 07/01/2026	1,000,000	992,187
2.72%, 10/25/2024	1,000,000	1,003,407
2.75%, 03/01/2022	452,934	464,721
2.77%, 06/01/2023	876,614	897,467
2.81%, 06/01/2023 - 05/01/2027	2,000,000	2,027,276
2.86%, 05/01/2022	910,862	939,195
2.90%, 06/25/2027	1,185,000	1,176,737
2.92%, 08/25/2021 - 12/01/2024	1,315,443	1,343,886
2.93%, 06/01/2030	800,000	789,871
2.94%, 02/01/2027 - 12/01/2028	4,298,889	4,290,549
2.98%, 07/01/2022 - 04/01/2023	2,468,571	2,550,368
3.02% (B), 08/25/2024	955,000	979,666
3.04%, 12/01/2024	1,000,000	1,027,252
3.05%, 01/01/2025	1,000,000	1,027,806
3.08%, 12/01/2024	973,373	1,004,900
3.09%, 09/25/2029 (I)	2,450,000	2,451,531
3.09% (B), 04/25/2027	1,167,000	1,184,706
3.10%, 09/01/2025	1,000,000	1,026,401
3.10% (B), 07/25/2024	820,000	847,319
3.11%, 01/01/2022 - 12/01/2024	1,692,227	1,750,404
3.12%, 05/01/2022 - 02/01/2027	2,891,610	2,959,460
3.13%, 06/01/2030	500,000	490,362
3.14%, 12/01/2026	956,026	978,622
3.15%, 12/01/2024	2,442,276	2,518,228
3.20%, 06/01/2030	500,000	506,299

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
3.21%, 03/01/2029	$ 4,000,000	$ 4,075,227
3.23%, 11/01/2020 - 08/01/2027	2,635,689	2,704,452
3.24%, 10/01/2026	955,322	984,782
3.26%, 07/01/2022	1,307,638	1,363,257
3.28%, 08/01/2020	3,707,605	3,820,583
3.29%, 10/01/2020 - 08/01/2026	4,937,949	5,110,193
3.30%, 12/01/2026 - 04/25/2029	1,823,000	1,869,628
3.32%, 04/01/2029	3,000,000	3,084,691
3.34%, 02/01/2027 - 07/01/2030	4,694,591	4,863,283
3.35%, 08/01/2023	676,947	709,792
3.38%, 01/01/2018 - 12/01/2023	2,000,000	2,077,601
3.45%, 01/01/2024 - 04/01/2029	3,108,791	3,244,092
3.50%, 08/01/2032 - 08/01/2043	7,525,045	7,768,448
3.50% (B), 01/25/2024	1,500,000	1,591,918
3.51% (B), 12/25/2023	1,776,000	1,877,967
3.56%, 01/01/2021	838,713	879,417
3.58%, 01/01/2032	1,700,000	1,781,036
3.59%, 12/01/2020	1,330,967	1,394,927
3.63%, 10/01/2029	482,385	508,920
3.65%, 04/25/2021	120,481	122,547
3.67%, 07/01/2023	925,000	989,624
3.73%, 06/01/2018 - 07/01/2022	1,502,576	1,575,767
3.76%, 04/25/2021 - 11/01/2023	1,500,000	1,595,025
3.77%, 09/01/2021 - 12/01/2025	2,000,000	2,132,614
3.82%, 05/01/2022	780,210	826,670
3.84%, 09/01/2020	619,565	652,386
3.87%, 08/01/2021	457,235	486,632
3.88%, 09/01/2021	1,360,079	1,449,667
4.00%, 01/01/2035	2,245,231	2,404,621
4.02%, 11/01/2028	378,639	411,237
4.04%, 10/01/2020	400,000	424,898
4.13%, 08/01/2021	455,837	487,819
4.25%, 04/01/2021	1,050,000	1,126,287
4.30%, 04/01/2021	423,649	454,274
4.33%, 04/01/2021	365,205	391,889
4.36%, 05/01/2021	956,939	1,029,395
4.39%, 05/01/2021	285,175	306,856
4.48%, 02/01/2021	456,707	491,041
4.50%, 12/01/2019 - 09/01/2040	888,161	943,060
4.54%, 01/01/2020	649,649	685,430
4.78%, 12/01/2019	961,684	1,020,094
5.00%, 06/01/2033 - 08/01/2040	233,137	258,055
5.50%, 03/01/2024 - 03/01/2035	453,813	504,607
5.86%, 10/01/2017	218,311	220,162
6.00%, 08/01/2021 - 09/01/2037	1,038,820	1,159,253
7.00%, 11/01/2037 - 12/01/2037	70,327	77,848
Federal National Mortgage Association REMIC
1.51% (B), 07/25/2036	125,444	125,243
1.62% (B), 05/25/2027	196,327	197,519
1.72% (B), 05/25/2035 - 10/25/2042	1,154,350	1,159,487
1.82% (B), 04/25/2040	44,414	44,739
1.87% (B), 02/25/2024	93,883	94,245
2.12% (B), 03/25/2038	197,041	201,026
2.47% (B), 07/25/2023	179,402	182,740
3.00%, 05/25/2026 - 01/25/2046	1,589,836	1,632,426
3.50%, 04/25/2031	1,000,000	1,051,442
4.00%, 05/25/2033	187,416	199,602

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association REMIC (continued)
5.00%, 10/25/2025	$ 131,217	$ 141,025
5.25%, 05/25/2039	53,553	56,884
5.50%, 03/25/2023 - 07/25/2040	1,069,111	1,169,989
6.00%, 03/25/2029	28,555	31,912
6.50%, 01/25/2032 - 07/25/2036	128,531	147,217
7.00%, 11/25/2041	131,630	151,633
18.84% (B), 06/25/2035	87,568	108,598
Federal National Mortgage Association REMIC, Interest Only STRIPS
5.00%, 08/25/2019	519,405	15,272
5.31% (B), 01/25/2041	389,856	73,876
5.38% (B), 08/25/2035 - 06/25/2036	461,524	69,547
5.48% (B), 03/25/2036	379,974	76,180
Federal National Mortgage Association REMIC, Principal Only STRIPS 12/25/2034 - 12/25/2043	1,769,008	1,469,816
Federal National Mortgage Association, Principal Only STRIPS
09/25/2024 - 08/25/2032	45,443	41,409
05/15/2030, MTN	400,000	267,380
Financing Corp., Principal Only STRIPS Series 1P, 05/11/2018	2,500,000	2,469,050
FREMF Mortgage Trust
3.62% (B), 08/25/2046 (C)	1,000,000	985,793
3.69% (B), 11/25/2049 (C)	491,000	479,064
3.81% (B), 01/25/2048 (C)	2,300,000	2,321,159
3.81% (B), 01/25/2048 (C)	975,587	941,464
3.96% (B), 11/25/2047 (C)	1,000,000	983,687
3.97% (B), 07/25/2049 (C)	440,000	448,783
4.21% (B), 11/25/2047 (C)	595,000	593,044
Government National Mortgage Association
1.33% (B), 12/20/2062	633,836	629,531
1.40% (B), 03/20/2063	368,522	366,785
1.44% (B), 03/20/2060 - 02/20/2063	831,355	829,251
1.46% (B), 03/20/2063 - 08/20/2065	2,225,212	2,218,861
1.47% (B), 04/20/2063 - 02/20/2065	2,510,402	2,503,674
1.49% (B), 02/20/2061 - 12/20/2064	4,916,173	4,910,476
1.51% (B), 10/20/2062 - 09/20/2065	986,793	986,020
1.54% (B), 04/20/2062 - 07/20/2062	432,369	433,353
1.55% (B), 03/20/2067	1,498,761	1,500,327
1.57% (B), 05/20/2066	926,457	927,933
1.59% (B), 04/20/2064 - 11/20/2065	3,373,655	3,382,697
1.64% (B), 05/20/2061 - 03/20/2064	2,944,395	2,955,854
1.65%, 01/20/2063 - 06/20/2067	3,669,645	3,649,932
1.68% (B), 02/20/2064	680,510	685,149
1.69% (B), 09/20/2063	1,220,469	1,226,717
1.70%, 06/20/2067	3,000,000	310,312
1.99% (B), 12/20/2066	486,773	496,209
3.95% (B), 11/16/2042	239,931	252,792
4.00%, 09/16/2025	500,000	528,456
4.25%, 12/20/2044	831,263	896,418
4.66% (B), 10/20/2041	644,143	694,578
4.72% (B), 11/20/2042	547,739	592,301
5.00%, 04/20/2041	204,042	252,817
5.24% (B), 07/20/2060	514,368	533,588
5.50%, 01/16/2033 - 07/20/2037	896,702	1,003,746

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association (continued)
5.86% (B), 12/20/2038	$ 136,487	$ 154,159
6.00%, 02/15/2024 - 09/20/2038	709,035	776,745
19.03% (B), 04/20/2037	60,564	85,793
Government National Mortgage Association, Interest Only STRIPS
5.39% (B), 05/20/2041	133,436	24,987
7.50%, 04/20/2031	27,714	4,861
Government National Mortgage Association, Principal Only STRIPS 02/17/2033 - 01/20/2038	73,625	67,841
Residual Funding Corp., Principal Only STRIPS 10/15/2019 - 10/15/2020	6,075,000	5,770,210
Tennessee Valley Authority
1.75%, 10/15/2018	171,000	171,872
4.25%, 09/15/2065	419,000	471,365
5.25%, 09/15/2039	200,000	262,017
5.88%, 04/01/2036	425,000	582,502
Tennessee Valley Authority, Principal Only STRIPS 07/15/2028	1,000,000	708,888

Total U.S. Government Agency Obligations (Cost $241,890,693)		243,571,957

U.S. GOVERNMENT OBLIGATIONS - 15.5%
U.S. Treasury - 15.3%
U.S. Treasury Bond
2.75%, 08/15/2042 - 11/15/2042	1,900,000	1,878,843
2.88%, 05/15/2043 - 11/15/2046	1,610,000	1,625,138
3.13%, 11/15/2041	1,145,000	1,212,447
3.50%, 02/15/2039	910,000	1,028,123
3.63%, 08/15/2043	1,000,000	1,150,391
3.88%, 08/15/2040	2,160,000	2,570,316
4.25%, 05/15/2039 - 11/15/2040	1,750,000	2,197,740
4.38%, 02/15/2038 - 05/15/2041	7,965,000	10,160,870
4.50%, 05/15/2038 - 08/15/2039	8,000,000	10,362,690
4.75%, 02/15/2037	450,000	599,520
5.25%, 02/15/2029	300,000	387,410
5.50%, 08/15/2028	550,000	719,146
6.00%, 02/15/2026	810,000	1,050,120
8.75%, 05/15/2020 - 08/15/2020	1,500,000	1,818,886
U.S. Treasury Bond, Principal Only STRIPS 02/15/2018 - 05/15/2035	132,282,319	107,199,235
U.S. Treasury Note
0.63%, 04/30/2018	750,000	746,016
0.75%, 12/31/2017 - 02/15/2019	10,097,000	10,072,393
0.88%, 10/15/2017	545,000	544,665
0.88%, 07/31/2019 (G)	100,000	98,938
1.00%, 06/30/2019 - 11/15/2019	3,200,000	3,166,992
1.25%, 10/31/2018 - 12/31/2018	8,500,000	8,488,103
1.38%, 02/29/2020	1,400,000	1,395,078
1.50%, 08/31/2018 - 01/31/2022	4,720,000	4,721,708
1.50%, 06/15/2020 (G)	1,115,000	1,113,432
1.63%, 07/31/2019 - 08/15/2022	2,000,000	2,000,117
1.75%, 09/30/2019 - 09/30/2022	3,900,000	3,890,513
2.00%, 11/30/2020 - 08/15/2025	8,600,000	8,630,515
2.13%, 08/31/2020 - 05/15/2025	12,900,000	13,068,321
2.50%, 08/15/2023	1,400,000	1,436,805

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
2.63%, 08/15/2020 - 11/15/2020	$ 3,350,000	$ 3,455,450
2.75%, 11/15/2023 - 02/15/2024	2,000,000	2,081,125
2.88%, 03/31/2018	1,000,000	1,011,719
3.13%, 05/15/2019 - 05/15/2021	3,550,000	3,731,018
3.38%, 11/15/2019	200,000	208,961
3.50%, 02/15/2018 - 05/15/2020	6,600,000	6,770,531
3.63%, 02/15/2020 - 02/15/2021	3,850,000	4,103,927

		224,697,202

U.S. Treasury Inflation-Protected Securities - 0.2%
U.S. Treasury Inflation-Indexed Bond 2.50%, 01/15/2029	56,940	68,458
U.S. Treasury Inflation-Indexed Note
0.13%, 04/15/2019 - 01/15/2022	1,976,595	1,975,264
1.38%, 01/15/2020	85,930	89,061

		2,132,783

Total U.S. Government Obligations (Cost $222,931,886)		226,829,985

	Shares	Value
COMMON STOCKS - 22.4%
Australia - 0.4%
AGL Energy, Ltd.	3,143	61,601
Alumina, Ltd. (G)	26,015	38,391
Amcor, Ltd.	7,879	98,164
AMP, Ltd.	14,121	56,329
APA Group	8,138	57,357
Aristocrat Leisure, Ltd.	1,591	27,587
ASX, Ltd.	574	23,651
Aurizon Holdings, Ltd.	16,795	69,190
Australia & New Zealand Banking Group, Ltd.	18,003	397,402
Bendigo & Adelaide Bank, Ltd. (G)	1,494	12,723
BHP Billiton PLC	2,594	39,732
BHP Billiton, Ltd. (G)	17,098	305,935
Boral, Ltd.	6,251	33,391
Brambles, Ltd.	7,878	58,915
Caltex Australia, Ltd.	1,867	45,360
Challenger, Ltd.	1,869	19,163
Coca-Cola Amatil, Ltd.	5,504	39,046
Cochlear, Ltd.	490	58,545
Commonwealth Bank of Australia (G)	9,204	585,814
Computershare, Ltd.	4,388	47,689
Crown Resorts, Ltd.	388	3,662
CSL, Ltd.	2,441	258,965
Dexus, REIT	8,996	65,548
Fortescue Metals Group, Ltd. (G)	3,354	13,457
Goodman Group, REIT	11,835	71,589
GPT Group, REIT	5,573	20,518
Incitec Pivot, Ltd.	4,858	12,732
Insurance Australia Group, Ltd.	9,128	47,567
LendLease Group	4,615	59,059
Macquarie Group, Ltd.	1,902	129,376
Medibank Pvt, Ltd.	12,823	27,596
Mirvac Group, REIT	36,382	59,562
National Australia Bank, Ltd., Class N	13,751	312,737
Newcrest Mining, Ltd.	3,901	60,446
Oil Search, Ltd.	8,936	46,841

	Shares	Value
Australia (continued)
Orica, Ltd. (G)	2,796	$ 44,441
Origin Energy, Ltd. (L)	6,905	36,407
Qantas Airways, Ltd.	9,746	42,847
QBE Insurance Group, Ltd.	9,400	85,325
Ramsay Health Care, Ltd.	1,066	60,303
REA Group, Ltd.	602	30,723
Santos, Ltd. (L)	8,349	19,444
Scentre Group, REIT (G)	25,467	79,274
SEEK, Ltd. (G)	248	3,223
Sonic Healthcare, Ltd.	1,169	21,762
South32, Ltd.	33,499	69,003
Stockland, REIT (G)	13,941	46,932
Suncorp Group, Ltd.	8,911	101,502
Sydney Airport	8,408	45,818
Tabcorp Holdings, Ltd.	8,984	30,175
Tatts Group, Ltd.	4,365	14,024
Telstra Corp., Ltd. (G)	23,106	76,365
TPG Telecom, Ltd. (G)	3,202	14,028
Transurban Group	13,265	120,816
Treasury Wine Estates, Ltd.	2,891	29,242
Vicinity Centres, REIT (G)	34,156	67,468
Wesfarmers, Ltd.	5,660	174,533
Westfield Corp., REIT	9,133	56,368
Westpac Banking Corp.	17,787	417,105
Woodside Petroleum, Ltd. (G)	4,157	95,437
Woolworths, Ltd. (G)	7,720	151,544

		5,199,749

Austria - 0.0% (A)
Erste Group Bank AG (L)	8,948	342,624

Belgium - 0.1%
Anheuser-Busch InBev SA	6,157	680,086
KBC Group NV	4,546	344,815
UCB SA	2,086	143,499

		1,168,400

Bermuda - 0.1%
Arch Capital Group, Ltd. (L)	5,570	519,625
Aspen Insurance Holdings, Ltd.	3,125	155,781
Assured Guaranty, Ltd.	3,560	148,594
Everest Re Group, Ltd.	2,055	523,183
Maiden Holdings, Ltd.	1,350	14,985
RenaissanceRe Holdings, Ltd.	3,310	460,256
Validus Holdings, Ltd.	2,690	139,799

		1,962,223

Canada - 0.1%
Canadian Pacific Railway, Ltd.	1,274	204,872
Restaurant Brands International, Inc.	8,478	530,214
Waste Connections, Inc.	19,225	1,238,475

		1,973,561

China - 0.0% (A)
Yangzijiang Shipbuilding Holdings, Ltd.	10,900	9,421

Denmark - 0.1%
Chr Hansen Holding A/S	2,013	146,406
Danske Bank A/S, Class R	5,547	213,348
Novo Nordisk A/S, Class B	15,541	665,530
Pandora A/S	2,492	232,536
TDC A/S, Class B	37,952	220,704

		1,478,524

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Finland - 0.0% (A)
Cargotec OYJ, B Shares	4,157	$ 263,747
Outokumpu OYJ (G)	12,508	99,859
UPM-Kymmene OYJ	8,063	229,860
Wartsila OYJ Abp	48	2,837

		596,303

France - 0.5%
Air Liquide SA, Class A	4,956	612,466
Airbus SE	7,383	607,139
Arkema SA	2,500	266,778
AXA SA	23,815	651,447
BNP Paribas SA	9,725	700,433
Capgemini SE	2,147	221,875
Cie Generale des Etablissements Michelin, Class B	606	80,565
Kering	1,155	393,380
L’Oreal SA	492	102,497
LVMH Moet Hennessy Louis Vuitton SE	1,135	282,991
Natixis SA, Class A	33,864	227,309
Pernod Ricard SA	2,740	366,933
Renault SA	3,726	337,260
Sanofi	8,874	848,944
Schneider Electric SE	6,024	462,839
Sodexo SA	2,767	357,749
Thales SA	1,798	193,530
TOTAL SA	18,189	899,227
Unibail-Rodamco SE, REIT	137	34,526
Vinci SA	3,385	288,919

		7,936,807

Germany - 0.5%
adidas AG	1,565	299,847
Allianz SE, Class A	1,172	230,775
BASF SE, Class R	3,261	302,024
Bayer AG	5,634	728,427
Bayerische Motoren Werke AG (G)	2,418	224,472
Brenntag AG	2,510	145,289
Continental AG	1,481	319,613
Daimler AG	4,349	314,772
Deutsche Boerse AG	947	99,963
Deutsche Post AG	10,374	388,873
Deutsche Telekom AG	16,472	295,748
Evonik Industries AG	4,322	138,144
Fresenius SE & Co. KGaA	4,514	386,984
Infineon Technologies AG	14,175	299,272
Innogy SE (C) (G)	3,555	139,940
Linde AG	867	164,182
Muenchener Rueckversicherungs-Gesellschaft AG	1,921	387,363
SAP SE	7,864	821,392
Siemens AG, Class A	6,047	831,207
Telefonica Deutschland Holding AG (G)	28,459	142,142
Uniper SE	2,381	44,694
Vonovia SE	5,442	216,085

		6,921,208

Hong Kong - 0.2%
AIA Group, Ltd.	65,800	480,809
ASM Pacific Technology, Ltd.	1,400	18,918
Bank of East Asia, Ltd. (G)	2,200	9,454

	Shares	Value
COMMON STOCKS (continued)
Hong Kong (continued)
BOC Hong Kong Holdings, Ltd.	24,500	$ 117,205
Cathay Pacific Airways, Ltd. (G)	16,000	24,838
Cheung Kong Property Holdings, Ltd.	12,500	97,903
CK Hutchison Holdings, Ltd.	17,500	219,662
CK Infrastructure Holdings, Ltd.	5,000	42,011
CLP Holdings, Ltd.	12,000	126,956
Galaxy Entertainment Group, Ltd.	11,000	66,782
Hang Lung Properties, Ltd.	4,000	9,990
Hang Seng Bank, Ltd.	5,100	106,671
Henderson Land Development Co., Ltd.	10,648	59,395
HKT Trust & HKT, Ltd.	9,000	11,827
Hong Kong & China Gas Co., Ltd.	53,603	100,787
Hong Kong Exchanges & Clearing, Ltd.	6,000	155,083
Hongkong Land Holdings, Ltd.	1,300	9,568
Jardine Matheson Holdings, Ltd.	1,000	64,200
Kerry Properties, Ltd.	9,500	32,245
Li & Fung, Ltd. (G)	28,000	10,185
Link REIT	8,500	64,669
MTR Corp., Ltd.	6,500	36,590
New World Development Co., Ltd.	13,000	16,501
NWS Holdings, Ltd.	7,000	13,771
Power Assets Holdings, Ltd.	7,500	66,235
Sino Land Co., Ltd.	30,000	49,184
Sun Hung Kai Properties, Ltd.	9,000	132,220
Swire Pacific, Ltd., Class A	5,500	53,715
Techtronic Industries Co., Ltd.	2,500	11,495
WH Group, Ltd. (C)	18,500	18,672
Wharf Holdings, Ltd.	11,000	91,157
Wheelock & Co., Ltd.	11,000	82,985
Yue Yuen Industrial Holdings, Ltd.	6,500	26,974

		2,428,657

Ireland - 0.2%
Accenture PLC, Class A	10,766	1,331,539
Allegion PLC	3,246	263,315
CRH PLC	6,815	241,102
James Hardie Industries PLC, CDI	3,901	61,465
Jazz Pharmaceuticals PLC (L)	2,698	419,539
Ryanair Holdings PLC, ADR (L)	2,860	307,765

		2,624,725

Israel - 0.0% (A)
Teva Pharmaceutical Industries, Ltd., ADR	3,649	121,220

Italy - 0.1%
Atlantia SpA	12,266	345,197
Enel SpA	115,984	621,819
Eni SpA, Class B	2,960	44,491
Intesa Sanpaolo SpA	19,417	61,564
Telecom Italia SpA (L)	208,377	192,302
UniCredit SpA (L)	20,879	389,897

		1,655,270

Japan - 1.2%
Air Water, Inc.	4,900	89,919
Ajinomoto Co., Inc.	5,300	114,340
Alfresa Holdings Corp.	1,500	28,900
Amada Holdings Co., Ltd.	5,900	68,088
Aozora Bank, Ltd. (G)	2,000	7,611
Asahi Group Holdings, Ltd.	800	30,072

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Asahi Kasei Corp.	9,000	$ 96,621
Astellas Pharma, Inc.	5,700	69,657
Bandai Namco Holdings, Inc.	2,900	98,751
Bridgestone Corp.	5,200	223,765
Canon, Inc.	3,100	105,175
Casio Computer Co., Ltd.	3,100	47,599
Central Japan Railway Co.	400	65,117
Chubu Electric Power Co., Inc.	3,200	42,463
Chugai Pharmaceutical Co., Ltd. (G)	1,300	48,602
Concordia Financial Group, Ltd.	15,700	79,090
Dai Nippon Printing Co., Ltd.	2,000	22,192
Dai-ichi Life Holdings, Inc.	7,900	142,337
Daicel Corp.	7,400	91,912
Daiichi Sankyo Co., Ltd.	6,400	150,618
Daikin Industries, Ltd.	2,000	203,956
Daito Trust Construction Co., Ltd.	900	139,991
Daiwa House Industry Co., Ltd.	5,300	180,853
Daiwa House REIT Investment Corp.	8	18,984
DeNA Co., Ltd.	2,500	55,924
Denso Corp.	1,400	59,025
Dentsu, Inc. (G)	1,400	66,841
DIC Corp.	1,600	57,399
East Japan Railway Co.	1,900	181,511
Eisai Co., Ltd.	100	5,517
Electric Power Development Co., Ltd.	3,600	88,916
FANUC Corp.	900	173,278
Fast Retailing Co., Ltd.	300	99,809
Fuji Electric Co., Ltd.	7,000	36,844
FUJIFILM Holdings Corp.	4,000	143,676
Fujitsu, Ltd.	10,000	73,599
Hankyu Hanshin Holdings, Inc.	1,900	68,246
Hisamitsu Pharmaceutical Co., Inc.	700	33,483
Hitachi, Ltd.	37,000	226,786
Hokuriku Electric Power Co.	300	2,702
Honda Motor Co., Ltd.	10,600	288,761
Hoya Corp.	2,500	129,651
Hulic Co., Ltd. (G)	7,400	75,464
Inpex Corp.	12,200	117,254
ITOCHU Corp.	12,300	182,518
J. Front Retailing Co., Ltd.	4,900	75,106
Japan Airlines Co., Ltd.	2,900	89,572
Japan Exchange Group, Inc.	1,600	28,949
Japan Prime Realty Investment Corp., REIT (G)	5	17,315
Japan Real Estate Investment Corp., REIT	8	39,760
Japan Retail Fund Investment Corp., Class A, REIT	15	27,673
Japan Tobacco, Inc.	7,900	277,229
JFE Holdings, Inc.	3,500	60,696
JGC Corp.	3,600	58,317
JTEKT Corp.	1,300	18,978
JXTG Holdings, Inc.	25,700	112,123
Kajima Corp.	15,000	126,428
Kansai Electric Power Co., Inc.	6,700	92,153
Kao Corp.	1,500	88,980
Kawasaki Heavy Industries, Ltd.	23,000	67,891
KDDI Corp.	7,200	190,442
Keikyu Corp.	2,000	24,059
Kewpie Corp.	1,800	47,210

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Keyence Corp.	700	$ 307,073
Kintetsu Group Holdings Co., Ltd.	6,000	23,098
Kirin Holdings Co., Ltd. (G)	7,300	148,564
Komatsu, Ltd.	3,100	78,675
Kubota Corp.	1,200	20,138
Kyocera Corp.	500	28,922
Kyowa Hakko Kirin Co., Ltd.	6,400	118,753
Kyushu Electric Power Co., Inc. (G)	3,500	42,445
M3, Inc.	3,200	88,055
Mabuchi Motor Co., Ltd. (G)	1,100	54,670
Marubeni Corp.	7,000	45,171
Marui Group Co., Ltd.	5,500	80,978
Mazda Motor Corp.	7,900	110,133
Mebuki Financial Group, Inc.	18,900	70,240
Mitsubishi Chemical Holdings Corp.	1,500	12,404
Mitsubishi Corp.	10,600	222,037
Mitsubishi Electric Corp.	14,200	203,957
Mitsubishi Estate Co., Ltd.	2,700	50,255
Mitsubishi Tanabe Pharma Corp.	2,700	62,318
Mitsubishi UFJ Financial Group, Inc.	74,500	499,956
Mitsubishi UFJ Lease & Finance Co., Ltd.	14,900	81,339
Mitsui & Co., Ltd.	5,100	72,799
Mitsui Chemicals, Inc.	16,000	84,641
Mitsui Fudosan Co., Ltd.	2,700	64,346
Mizuho Financial Group, Inc.	85,200	155,591
MS&AD Insurance Group Holdings, Inc.	1,000	33,554
Murata Manufacturing Co., Ltd.	700	106,237
NGK Insulators, Ltd.	3,300	65,692
NGK Spark Plug Co., Ltd.	3,200	67,969
NH Foods, Ltd.	3,000	91,087
Nidec Corp.	2,000	204,668
Nintendo Co., Ltd.	700	234,505
Nippon Building Fund, Inc., REIT (G)	8	40,827
Nippon Prologis REIT, Inc. (G)	7	14,899
Nippon Steel & Sumitomo Metal Corp.	6,200	139,903
Nippon Telegraph & Telephone Corp.	5,200	245,495
Nippon Yusen KK (L)	7,000	13,007
Nissan Motor Co., Ltd.	14,900	148,106
Nisshin Seifun Group, Inc.	4,600	75,457
Nitori Holdings Co., Ltd.	900	120,347
Nitto Denko Corp.	1,100	90,367
Nomura Holdings, Inc.	14,900	89,208
Nomura Real Estate Master Fund, Inc., REIT	18	24,597
NSK, Ltd.	2,800	34,927
NTT DOCOMO, Inc.	8,400	198,060
Obayashi Corp.	1,700	19,966
OBIC Co., Ltd.	900	55,212
Olympus Corp.	2,700	98,422
Omron Corp.	900	39,009
Oriental Land Co., Ltd.	2,000	135,283
ORIX Corp.	10,900	168,624
Otsuka Corp.	1,800	111,545
Otsuka Holdings Co., Ltd.	3,500	149,055
Panasonic Corp.	11,300	153,111
Rakuten, Inc.	4,600	54,067
Recruit Holdings Co., Ltd.	1,500	25,752
Resona Holdings, Inc.	8,600	47,291
Rohm Co., Ltd.	1,500	115,092

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Ryohin Keikaku Co., Ltd.	200	$ 49,913
Santen Pharmaceutical Co., Ltd.	1,500	20,325
Secom Co., Ltd.	200	15,159
Seibu Holdings, Inc.	3,500	64,632
Sekisui House, Ltd.	2,200	38,719
Seven & i Holdings Co., Ltd.	3,500	144,014
Shimadzu Corp.	1,400	26,612
Shimamura Co., Ltd.	500	61,169
Shimano, Inc. (G)	300	47,424
Shimizu Corp.	2,000	21,178
Shin-Etsu Chemical Co., Ltd.	2,500	226,384
Shionogi & Co., Ltd.	1,600	89,037
Shizuoka Bank, Ltd.	7,000	63,170
SMC Corp.	300	91,087
SoftBank Group Corp.	5,300	428,665
Sompo Holdings, Inc.	1,700	65,582
Sony Corp.	7,600	289,607
Stanley Electric Co., Ltd.	700	21,098
Subaru Corp.	2,100	70,688
Sumitomo Chemical Co., Ltd.	6,000	34,461
Sumitomo Corp.	900	11,699
Sumitomo Electric Industries, Ltd.	5,200	79,982
Sumitomo Metal Mining Co., Ltd.	3,000	40,022
Sumitomo Mitsui Financial Group, Inc.	8,700	338,718
Sumitomo Mitsui Trust Holdings, Inc.	3,500	125,063
Sumitomo Realty & Development Co., Ltd.	5,000	154,034
Suntory Beverage & Food, Ltd. (G)	2,400	111,385
Suruga Bank, Ltd.	900	21,781
Suzuken Co., Ltd.	1,800	59,693
Suzuki Motor Corp.	3,500	165,859
Sysmex Corp.	1,400	83,521
T&D Holdings, Inc.	1,200	18,239
Takeda Pharmaceutical Co., Ltd.	2,200	111,667
Tohoku Electric Power Co., Inc.	1,500	20,738
Tokio Marine Holdings, Inc.	4,900	202,622
Tokyo Electric Power Co. Holdings, Inc. (L)	7,000	28,815
Tokyo Electron, Ltd.	1,200	161,743
Tokyo Gas Co., Ltd.	7,000	36,365
Tokyo Tatemono Co., Ltd. (G)	6,200	81,142
Tokyu Corp.	16,000	121,912
Toppan Printing Co., Ltd.	9,000	98,582
Toyo Suisan Kaisha, Ltd.	500	19,138
Toyota Industries Corp.	1,600	84,072
Toyota Motor Corp.	13,500	707,317
Toyota Tsusho Corp.	700	20,942
Trend Micro, Inc.	1,200	61,774
United Urban Investment Corp., Class A, REIT	13	18,551
West Japan Railway Co.	2,000	141,116
Yahoo Japan Corp. (G)	5,000	21,738
Yamada Denki Co., Ltd. (G)	13,700	67,967
Yamaha Motor Co., Ltd. (G)	400	10,306
Yamato Holdings Co., Ltd.	2,800	56,722

		16,866,746

Jersey, Channel Islands - 0.0% (A)
Randgold Resources, Ltd.	1,434	127,098

Luxembourg - 0.0% (A)
ArcelorMittal (L)	12,353	280,204

	Shares	Value
COMMON STOCKS (continued)
Macau - 0.0% (A)
Sands China, Ltd.	17,600	$ 80,590

Netherlands - 0.3%
ASML Holding NV	3,277	427,056
ASR Nederland NV	3,467	116,914
Heineken Holding NV, Class A	2,384	218,512
Heineken NV	1,005	97,717
ING Groep NV	39,403	679,562
Koninklijke Ahold Delhaize NV	15,995	305,818
Koninklijke KPN NV	105,566	337,723
Koninklijke Philips NV	2,384	84,668
NN Group NV	7,741	275,144
Royal Dutch Shell PLC, Class A	42,371	1,123,037
Royal Dutch Shell PLC, Class B	15,892	426,907

		4,093,058

New Zealand - 0.0% (A)
Auckland International Airport, Ltd.	7,672	40,085
Contact Energy, Ltd.	5,860	22,373
Fletcher Building, Ltd.	6,914	40,482
Ryman Healthcare, Ltd.	3,142	19,087
Spark New Zealand, Ltd.	15,460	42,824

		164,851

Norway - 0.0% (A)
Norsk Hydro ASA	22,020	122,064

Panama - 0.0% (A)
Copa Holdings SA, Class A	4,817	563,589

Singapore - 0.1%
Ascendas Real Estate Investment Trust	4,500	8,531
CapitaLand Mall Trust, REIT	10,000	14,345
CapitaLand, Ltd.	8,800	22,372
ComfortDelGro Corp., Ltd.	10,300	17,207
DBS Group Holdings, Ltd.	12,500	188,306
Genting Singapore PLC	20,300	15,998
Global Logistic Properties, Ltd., Class L	22,900	47,572
Hutchison Port Holdings Trust	57,400	24,682
Jardine Cycle & Carriage, Ltd.	400	12,885
Keppel Corp., Ltd.	11,900	54,368
Kulicke & Soffa Industries, Inc. (L)	9,725	184,970
Oversea-Chinese Banking Corp., Ltd.	21,000	164,583
Singapore Exchange, Ltd.	2,100	11,196
Singapore Press Holdings, Ltd. (G)	4,000	9,384
Singapore Telecommunications, Ltd. (G)	46,600	131,668
United Overseas Bank, Ltd.	8,200	137,704
Wilmar International, Ltd.	16,300	39,662

		1,085,433

Spain - 0.2%
Banco Bilbao Vizcaya Argentaria SA	14,927	123,860
Banco Santander SA, Class A	43,924	290,572
Bankia SA (G)	29,687	143,494
Distribuidora Internacional de Alimentacion SA (G)	14,434	89,864
Iberdrola SA	68,713	544,105
Industria de Diseno Textil SA	15,359	589,596
Red Electrica Corp. SA (G)	15,187	317,342
Repsol SA, Class A	18,466	282,619
Telefonica SA	28,975	299,102

		2,680,554

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Sweden - 0.1%
Assa Abloy AB, B Shares	971	$ 21,334
Atlas Copco AB, A Shares	6,979	267,573
Sandvik AB	17,591	276,664
Skandinaviska Enskilda Banken AB, Class A	26,789	324,023
Svenska Handelsbanken AB, A Shares	24,178	346,109
Telefonaktiebolaget LM Ericsson, B Shares	16,888	120,776

		1,356,479

Switzerland - 0.6%
ABB, Ltd.	9,170	226,453
Adecco Group AG	3,438	261,373
Chubb, Ltd.	4,713	685,176
Cie Financiere Richemont SA	3,859	317,928
Credit Suisse Group AG (L)	20,472	295,904
Glencore PLC (L)	18,153	67,904
LafargeHolcim, Ltd. (L)	8,215	470,334
Lonza Group AG (L)	989	213,807
Nestle SA	19,829	1,725,654
Novartis AG	11,796	981,667
Roche Holding AG	5,068	1,290,651
TE Connectivity, Ltd.	8,235	647,930
UBS Group AG (L)	19,097	323,428
Wolseley PLC	4,946	303,608
Zurich Insurance Group AG	1,132	329,483

		8,141,300

United Kingdom - 0.8%
3i Group PLC	24,258	285,143
Associated British Foods PLC	4,289	164,011
AstraZeneca PLC	4,131	276,285
BAE Systems PLC	13,226	109,128
Barratt Developments PLC	23,291	170,940
BP PLC	54,693	315,428
British American Tobacco PLC	15,702	1,070,409
BT Group PLC, Class A	53,053	203,669
Capita PLC	247	2,225
Cardtronics PLC, Class A (L)	900	29,574
Compass Group PLC	13,704	289,147
Delphi Automotive PLC, Class A	3,733	327,197
Diageo PLC	6,241	184,397
Dixons Carphone PLC	30,967	114,384
Ensco PLC, Class A	5,450	28,122
GlaxoSmithKline PLC	20,363	433,764
HSBC Holdings PLC	97,955	907,997
Imperial Brands PLC	3,458	155,316
InterContinental Hotels Group PLC	3,255	180,898
Janus Henderson Group PLC (L)	1,240	41,056
Johnson Matthey PLC	3,816	142,693
LivaNova PLC (L)	875	53,559
Lloyds Banking Group PLC	401,487	345,909
London Stock Exchange Group PLC	7,523	357,247
Noble Corp. PLC (G)	4,650	16,833
Prudential PLC	30,515	699,896
Reckitt Benckiser Group PLC, Class A	3,243	328,784
RELX PLC	18,411	398,058
Rio Tinto PLC	11,695	493,826
Rio Tinto, Ltd.	2,620	127,409
RSA Insurance Group PLC	16,215	129,989
Sage Group PLC	29,046	260,277

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Standard Chartered PLC (L)	34,104	$ 345,222
STERIS PLC	1,725	140,588
Taylor Wimpey PLC	112,584	258,371
TechnipFMC PLC (L)	8,960	243,712
Unilever NV, CVA	14,670	809,618
Vodafone Group PLC	254,430	721,585
Whitbread PLC	6,787	350,672
WPP PLC, Class A	21,179	445,215

		11,958,553

United States - 16.8%
8x8, Inc. (L)	1,625	23,644
A. Schulman, Inc.	3,400	108,800
A.O. Smith Corp.	4,925	277,425
Aaron’s, Inc.	5,425	211,032
Abbott Laboratories	13,264	644,763
AbbVie, Inc., Class G	2,249	163,075
ABIOMED, Inc. (L)	350	50,155
ABM Industries, Inc.	1,100	45,672
Acadia Healthcare Co., Inc. (G) (L)	12,250	604,905
ACI Worldwide, Inc. (L)	2,375	53,129
Acorda Therapeutics, Inc. (L)	2,725	53,682
Acuity Brands, Inc.	1,926	391,517
Adobe Systems, Inc. (L)	12,478	1,764,888
Adtalem Global Education, Inc.	1,150	43,643
Advanced Energy Industries, Inc. (L)	425	27,493
AdvanSix, Inc. (L)	525	16,401
AECOM (L)	5,950	192,363
Aegion Corp., Class A (L)	4,375	95,725
Aerojet Rocketdyne Holdings, Inc. (L)	1,200	24,960
AES Corp.	41,940	465,953
Aetna, Inc.	6,010	912,498
AGCO Corp.	1,575	106,139
Agilent Technologies, Inc.	3,502	207,704
AK Steel Holding Corp. (G) (L)	6,450	42,377
Alamo Group, Inc.	175	15,892
Alaska Air Group, Inc.	800	71,808
Albany Molecular Research, Inc. (G) (L)	550	11,935
Albemarle Corp.	753	79,472
Alcoa Corp.	2,062	67,324
Alexander & Baldwin, Inc.	900	37,242
Alexion Pharmaceuticals, Inc. (L)	2,154	262,077
Align Technology, Inc. (L)	1,500	225,180
Alleghany Corp. (L)	275	163,570
Allegiant Travel Co., Class A	250	33,900
Allergan PLC	5,290	1,285,946
ALLETE, Inc.	1,475	105,728
Allscripts Healthcare Solutions, Inc. (L)	8,225	104,951
Allstate Corp.	800	70,752
Alphabet, Inc., Class A (L)	2,239	2,081,554
Alphabet, Inc., Class C (L)	5,477	4,977,114
Altria Group, Inc.	4,168	310,391
AMAG Pharmaceuticals, Inc. (L)	2,225	40,940
Amazon.com, Inc. (L)	4,504	4,359,872
AMC Networks, Inc., Class A (L)	1,650	88,126
American Assets Trust, Inc., REIT	675	26,588
American Axle & Manufacturing Holdings, Inc. (L)	1,575	24,570

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
American Campus Communities, Inc., REIT	4,125	$ 195,112
American Eagle Outfitters, Inc.	3,225	38,861
American Electric Power Co., Inc.	1,429	99,273
American Express Co.	2,187	184,233
American Financial Group, Inc.	2,775	275,752
American International Group, Inc.	7,897	493,720
American States Water Co.	750	35,558
American Tower Corp., Class A, REIT	9,560	1,264,979
American Vanguard Corp.	575	9,919
American Woodmark Corp. (L)	275	26,276
Ameriprise Financial, Inc.	1,175	149,566
Ameris Bancorp	625	30,125
Amgen, Inc.	4,506	776,068
AMN Healthcare Services, Inc. (L)	975	38,074
Amphastar Pharmaceuticals, Inc. (L)	3,850	68,761
Amphenol Corp., Class A	7,108	524,713
Anadarko Petroleum Corp., Class A	5,986	271,405
Analog Devices, Inc., Class A	10,736	835,261
AngioDynamics, Inc. (L)	2,100	34,041
Anixter International, Inc. (L)	2,050	160,310
ANSYS, Inc. (L)	1,125	136,890
Anthem, Inc.	4,980	936,887
Apache Corp.	1,890	90,588
Apple, Inc.	57,512	8,282,878
Applied Industrial Technologies, Inc.	800	47,240
Applied Materials, Inc., Class A	42,105	1,739,358
AptarGroup, Inc.	350	30,401
ArcBest Corp.	3,775	77,765
Archer-Daniels-Midland Co.	1,299	53,753
Archrock, Inc.	7,025	80,085
Arista Networks, Inc. (G) (L)	2,432	364,289
Armada Hoffler Properties, Inc., REIT	2,800	36,260
ARRIS International PLC (L)	3,375	94,567
Arrow Electronics, Inc. (L)	4,575	358,771
Arthur J. Gallagher & Co.	6,509	372,640
Ashland Global Holdings, Inc.	650	42,842
Associated Banc-Corp.	6,300	158,760
AT&T, Inc.	60,466	2,281,382
Atmos Energy Corp.	3,975	329,726
ATN International, Inc.	200	13,688
Automatic Data Processing, Inc.	945	96,825
AutoZone, Inc. (L)	152	86,710
AvalonBay Communities, Inc., REIT	2,176	418,162
Avista Corp.	1,725	73,243
Avnet, Inc.	5,675	220,644
Avon Products, Inc. (L)	9,250	35,150
B&G Foods, Inc. (G)	1,300	46,280
Baker Hughes, Inc.	10,480	571,265
BancorpSouth, Inc.	2,125	64,812
Bank of America Corp.	149,637	3,630,194
Bank of Hawaii Corp.	1,275	105,787
Bank of New York Mellon Corp.	12,336	629,383
Bank of the Ozarks, Inc.	1,075	50,385
Banner Corp.	325	18,366
Barnes Group, Inc.	3,550	207,781
Baxter International, Inc.	16,290	986,197
BB&T Corp.	2,962	134,504
Becton Dickinson and Co.	2,135	416,560

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Bel Fuse, Inc., Class B	1,475	$ 36,433
Belden, Inc.	775	58,458
Bemis Co., Inc.	500	23,125
Benchmark Electronics, Inc. (L)	4,700	151,810
Berkshire Hathaway, Inc., Class B (L)	8,350	1,414,239
Berry Global Group, Inc. (L)	1,500	85,515
Best Buy Co., Inc.	10,516	602,882
Big Lots, Inc. (G)	1,125	54,337
Bill Barrett Corp. (L)	850	2,610
Bio-Rad Laboratories, Inc., Class A (L)	425	96,182
Biogen, Inc. (L)	2,280	618,701
BioMarin Pharmaceutical, Inc. (L)	469	42,595
BioTelemetry, Inc. (L)	600	20,070
Bioverativ, Inc. (L)	2,175	130,870
BJ’s Restaurants, Inc. (L)	425	15,831
BlackRock, Inc., Class A	1,110	468,875
Blucora, Inc. (L)	800	16,960
Bob Evans Farms, Inc.	350	25,141
Boeing Co.	8,150	1,611,662
BofI Holding, Inc. (G) (L)	850	20,162
Boise Cascade Co. (L)	2,450	74,480
Boston Private Financial Holdings, Inc.	1,500	23,025
Boston Properties, Inc., REIT	1,134	139,505
Boston Scientific Corp. (L)	24,469	678,281
Bottomline Technologies de, Inc. (L)	700	17,983
Briggs & Stratton Corp.	800	19,280
Brink’s Co.	2,975	199,325
Brinker International, Inc.	3,050	116,205
Bristol-Myers Squibb Co.	13,223	736,786
Brixmor Property Group, Inc., REIT	2,727	48,759
Broadcom, Ltd.	7,177	1,672,600
Broadridge Financial Solutions, Inc.	4,375	330,575
Brookline Bancorp, Inc.	1,425	20,805
Brown & Brown, Inc.	1,725	74,296
Brown-Forman Corp., Class B	2,144	104,198
Brunswick Corp., Class B	1,800	112,914
Buffalo Wild Wings, Inc. (L)	375	47,513
Bunge, Ltd.	6,100	455,060
Burlington Stores, Inc. (L)	4,900	450,751
Cable One, Inc.	100	71,090
Cabot Corp.	2,475	132,239
Cabot Microelectronics Corp., Class A	450	33,224
Cabot Oil & Gas Corp.	6,065	152,110
CACI International, Inc., Class A (L)	1,325	165,691
Cadence Design Systems, Inc. (L)	7,425	248,663
Caleres, Inc.	2,325	64,588
Callaway Golf Co.	11,475	146,650
Cambrex Corp. (L)	625	37,344
Camden Property Trust, REIT	2,324	198,725
Capella Education Co.	300	25,680
Capital One Financial Corp.	4,799	396,493
Care Capital Properties, Inc., REIT	2,825	75,427
Carlisle Cos., Inc.	1,275	121,635
Carpenter Technology Corp.	375	14,036
Carter’s, Inc.	1,375	122,306
Casey’s General Stores, Inc.	325	34,811
Catalent, Inc. (L)	2,500	87,750
Cathay General Bancorp	1,575	59,771

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Cato Corp., Class A	1,450	$ 25,506
Cavium, Inc. (L)	5,390	334,881
CBRE Group, Inc., Class A (L)	12,399	451,324
CBS Corp., Class B	7,450	475,161
CDK Global, Inc.	1,525	94,641
Celanese Corp., Series A	1,137	107,947
Celgene Corp. (L)	5,964	774,545
CenterPoint Energy, Inc.	18,370	502,971
Central Garden & Pet Co. (L)	800	25,432
Central Garden & Pet Co., Class A (L)	4,000	120,080
Charles River Laboratories International, Inc. (L)	1,075	108,736
Charles Schwab Corp.	38,568	1,656,881
Charter Communications, Inc., Class A (L)	2,576	867,726
Cheesecake Factory, Inc.	1,650	82,995
Chemours Co.	4,250	161,160
Chesapeake Lodging Trust, REIT	1,000	24,470
Chevron Corp.	7,100	740,743
Chico’s FAS, Inc.	4,175	39,329
Children’s Place, Inc. (G)	1,500	153,150
Chimera Investment Corp., REIT	6,790	126,498
Ciena Corp. (L)	2,275	56,920
Cigna Corp.	1,212	202,877
Cimarex Energy Co.	1,200	112,812
Cinemark Holdings, Inc.	1,425	55,361
Cirrus Logic, Inc. (L)	1,225	76,832
Cisco Systems, Inc.	11,283	353,158
Citigroup, Inc.	44,889	3,002,176
CMS Energy Corp.	7,488	346,320
CNO Financial Group, Inc.	3,425	71,514
Coca-Cola Co.	6,094	273,316
Coherent, Inc. (L)	450	101,245
Cohu, Inc.	3,300	51,942
Columbia Banking System, Inc.	1,225	48,816
Comcast Corp., Class A	39,048	1,519,748
Comerica, Inc., Class A	8,050	589,582
Comfort Systems USA, Inc., Class A	700	25,970
Commerce Bancshares, Inc.	109	6,194
Commercial Metals Co.	4,725	91,807
Community Bank System, Inc.	650	36,251
Community Health Systems, Inc. (L)	2,175	21,663
CommVault Systems, Inc. (L)	1,850	104,432
comScore, Inc. (G) (L)	850	22,313
Conagra Brands, Inc.	12,800	457,728
Concho Resources, Inc. (L)	4,023	488,915
Constellation Brands, Inc., Class A	3,350	648,995
Contango Oil & Gas Co., Class A (L)	250	1,660
Convergys Corp.	1,850	43,993
Cooper Cos., Inc.	248	59,376
Cooper-Standard Holdings, Inc. (L)	1,525	153,827
Copart, Inc. (L)	10,591	336,688
Core-Mark Holding Co., Inc.	325	10,745
CoreCivic, Inc., REIT	2,400	66,192
CoreLogic, Inc. (L)	1,700	73,746
CoreSite Realty Corp., REIT	700	72,471
Corning, Inc.	17,837	536,002
Corporate Office Properties Trust, REIT	5,350	187,410
Costco Wholesale Corp.	3,812	609,653
Cousins Properties, Inc., REIT	5,367	47,176

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Cracker Barrel Old Country Store, Inc. (G)	575	$ 96,169
Crane Co.	3,025	240,124
Cree, Inc. (L)	350	8,628
Crown Holdings, Inc. (L)	3,500	208,810
CryoLife, Inc. (L)	500	9,975
CSG Systems International, Inc.	1,750	71,015
Cullen/Frost Bankers, Inc.	1,150	107,996
Cummins, Inc.	3,240	525,593
Curtiss-Wright Corp.	5,560	510,297
CyrusOne, Inc., REIT	1,575	87,806
D.R. Horton, Inc.	11,304	390,779
Dana, Inc.	9,650	215,484
Danaher Corp.	2,891	243,971
Darling Ingredients, Inc. (L)	3,125	49,188
DCT Industrial Trust, Inc., REIT	1,300	69,472
Dean Foods Co.	6,800	115,600
Deckers Outdoor Corp. (L)	525	35,837
Deere & Co.	6,310	779,853
Delta Air Lines, Inc.	22,993	1,235,644
Denbury Resources, Inc. (G) (L)	7,175	10,978
Depomed, Inc. (G) (L)	925	9,935
Diamondback Energy, Inc. (L)	3,861	342,895
DiamondRock Hospitality Co., REIT	8,400	91,980
Dick’s Sporting Goods, Inc.	2,025	80,656
Digi International, Inc. (L)	2,700	27,405
Digital Realty Trust, Inc., REIT	762	86,068
Dime Community Bancshares, Inc.	1,450	28,420
DineEquity, Inc. (G)	350	15,418
Discover Financial Services	20,211	1,256,922
DISH Network Corp., Class A (L)	6,715	421,433
Dollar General Corp.	2,581	186,064
Dollar Tree, Inc. (L)	721	50,412
Domino’s Pizza, Inc.	950	200,953
Domtar Corp.	600	23,052
Donnelley Financial Solutions, Inc. (L)	512	11,756
Douglas Emmett, Inc., REIT	3,550	135,645
Dow Chemical Co.	5,395	340,263
Dr Pepper Snapple Group, Inc.	870	79,266
DST Systems, Inc.	3,300	203,610
Duke Energy Corp.	2,720	227,365
Duke Realty Corp., REIT	6,025	168,399
Dunkin’ Brands Group, Inc.	4,400	242,528
DXC Technology Co.	6,780	520,162
DXP Enterprises, Inc. (L)	250	8,625
Dycom Industries, Inc. (L)	625	55,950
E.I. du Pont de Nemours & Co.	10,311	832,201
Eagle Materials, Inc.	5,366	495,926
East West Bancorp, Inc.	13,438	787,198
Eastman Chemical Co.	6,625	556,434
Eaton Corp. PLC	6,366	495,466
Eaton Vance Corp.	1,775	83,993
eBay, Inc. (L)	36,840	1,286,453
Edison International	13,241	1,035,314
El Paso Electric Co.	1,625	84,012
Electronic Arts, Inc. (L)	8,362	884,031
Eli Lilly & Co.	9,305	765,801
EMCOR Group, Inc.	2,700	176,526
Emergent BioSolutions, Inc. (L)	350	11,869

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Energen Corp. (L)	1,875	$ 92,569
Energizer Holdings, Inc.	9,385	450,668
EnerSys	2,949	213,655
Engility Holdings, Inc. (L)	375	10,650
EOG Resources, Inc.	18,451	1,670,185
ePlus, Inc. (L)	250	18,525
EPR Properties, REIT	900	64,683
EQT Corp.	3,058	179,168
Equifax, Inc.	2,465	338,740
Equinix, Inc., REIT	434	186,255
Equity Commonwealth, REIT (L)	4,460	140,936
Essendant, Inc.	4,025	59,691
Evercore Partners, Inc., Class A	2,150	151,575
Evolent Health, Inc., Class A (G) (L)	10,730	272,005
Exact Sciences Corp. (G) (L)	8,592	303,899
ExlService Holdings, Inc. (L)	1,850	102,823
Expedia, Inc.	900	134,055
Express Scripts Holding Co. (L)	5,700	363,888
Express, Inc. (L)	1,425	9,619
Exterran Corp. (L)	1,812	48,380
Extra Space Storage, Inc., REIT	1,944	151,632
Exxon Mobil Corp.	16,276	1,313,961
Facebook, Inc., Class A (L)	24,706	3,730,112
FactSet Research Systems, Inc.	800	132,944
Fair Isaac Corp.	700	97,587
Federal Realty Investment Trust, REIT	929	117,416
Federal Signal Corp.	1,150	19,964
FedEx Corp.	497	108,013
Fidelity National Information Services, Inc.	5,860	500,444
Finish Line, Inc., Class A	975	13,816
First American Financial Corp.	2,125	94,966
First Financial Bancorp	975	27,008
First Horizon National Corp.	3,950	68,809
First Industrial Realty Trust, Inc., REIT	2,250	64,395
First Midwest Bancorp, Inc.	7,250	168,997
First Republic Bank, Class A	3,055	305,805
First Solar, Inc. (L)	1,250	49,850
FirstCash, Inc.	2,206	128,610
Flowers Foods, Inc.	3,550	61,450
Ford Motor Co.	18,664	208,850
Forestar Group, Inc. (L)	600	10,290
Fortinet, Inc. (L)	3,300	123,552
Fortive Corp.	718	45,485
Fortune Brands Home & Security, Inc.	7,030	458,637
Francesca’s Holdings Corp. (L)	650	7,111
Franklin Street Properties Corp., REIT	1,375	15,235
FTD Cos., Inc. (L)	375	7,500
FTI Consulting, Inc. (L)	900	31,464
Fulton Financial Corp.	4,050	76,950
FutureFuel Corp.	2,125	32,066
GameStop Corp., Class A (G)	2,050	44,301
Gannett Co., Inc.	2,325	20,274
General Cable Corp.	5,800	94,830
General Dynamics Corp.	2,961	586,574
General Electric Co.	47,980	1,295,940
General Motors Co.	17,377	606,979
Geo Group, Inc., REIT	6,237	184,428
Getty Realty Corp., REIT	502	12,600

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Gibraltar Industries, Inc. (L)	625	$ 22,281
Gilead Sciences, Inc.	33,254	2,353,718
Global Payments, Inc.	6,060	547,339
GoDaddy, Inc., Class A (L)	12,300	521,766
Goldman Sachs Group, Inc.	1,235	274,046
Government Properties Income Trust, REIT (G)	725	13,275
Graham Holdings Co., Class B	100	59,965
Great Plains Energy, Inc.	5,750	168,360
Green Dot Corp., Class A (L)	4,050	156,046
Green Plains, Inc.	725	14,899
Greenbrier Cos., Inc.	2,825	130,656
Greif, Inc., Class A	2,250	125,505
Group 1 Automotive, Inc.	1,925	121,891
Guidewire Software, Inc. (L)	3,606	247,768
Gulf Island Fabrication, Inc.	2,175	25,230
Gulfport Energy Corp. (L)	3,000	44,250
Haemonetics Corp. (L)	1,075	42,452
Hain Celestial Group, Inc. (L)	1,350	52,407
Halliburton Co.	28,791	1,229,664
Halyard Health, Inc. (L)	3,150	123,732
Hancock Holding Co.	4,250	208,250
Hanmi Financial Corp., Class B	2,750	78,237
Hanover Insurance Group, Inc.	2,600	230,438
Harsco Corp. (L)	1,700	27,370
Hartford Financial Services Group, Inc.	4,982	261,904
Haverty Furniture Cos., Inc.	325	8,158
Hawaiian Electric Industries, Inc.	3,775	122,234
Hawaiian Holdings, Inc. (L)	1,075	50,471
Hawkins, Inc.	200	9,270
HB Fuller Co.	1,000	51,110
HCA Healthcare, Inc. (L)	618	53,890
HCP, Inc., REIT	4,770	152,449
HD Supply Holdings, Inc. (L)	1,566	47,967
Healthcare Realty Trust, Inc., REIT	1,100	37,565
HealthSouth Corp.	1,775	85,910
Heidrick & Struggles International, Inc.	4,325	94,069
Helen of Troy, Ltd. (L)	1,250	117,625
Helix Energy Solutions Group, Inc., Class A (L)	1,725	9,729
Herman Miller, Inc.	1,150	34,960
HFF, Inc., Class A	2,150	74,755
Highwoods Properties, Inc., REIT	3,575	181,288
Hill-Rom Holdings, Inc.	3,175	252,762
Hilton Grand Vacations, Inc. (L)	7,064	254,728
Hilton Worldwide Holdings, Inc.	7,966	492,697
HMS Holdings Corp. (L)	1,775	32,838
HNI Corp.	800	31,896
HollyFrontier Corp.	6,175	169,627
Hologic, Inc. (L)	8,780	398,436
Home BancShares, Inc.	1,650	41,085
Home Depot, Inc.	11,282	1,730,659
Honeywell International, Inc.	10,047	1,339,165
Hope Bancorp, Inc.	2,233	41,645
Hospitality Properties Trust, REIT	6,825	198,949
HP, Inc.	98,577	1,723,126
HSN, Inc.	600	19,140
Hub Group, Inc., Class A (L)	3,500	134,225
Hubbell, Inc., Class B	1,025	115,999
Humana, Inc., Class A	7,457	1,794,303

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Huntington Ingalls Industries, Inc.	1,750	$ 325,780
Huntsman Corp.	18,400	475,456
Iconix Brand Group, Inc. (L)	950	6,565
IDACORP, Inc.	1,700	145,095
IDEX Corp.	1,225	138,437
IDEXX Laboratories, Inc. (L)	3,330	537,529
Illumina, Inc. (L)	3,619	627,969
Impax Laboratories, Inc. (L)	10,575	170,257
Independent Bank Corp.	575	38,324
Ingersoll-Rand PLC	7,959	727,373
Ingevity Corp. (L)	1,175	67,445
Ingredion, Inc.	6,330	754,599
Innophos Holdings, Inc.	2,325	101,928
Innospec, Inc.	2,068	135,557
Inogen, Inc. (L)	125	11,928
Insight Enterprises, Inc. (L)	1,375	54,986
Insperity, Inc.	1,900	134,900
Integer Holdings Corp. (L)	3,025	130,831
Integrated Device Technology, Inc. (L)	2,700	69,633
Intercontinental Exchange, Inc.	7,042	464,209
InterDigital, Inc.	650	50,245
Interface, Inc., Class A	1,275	25,054
International Business Machines Corp.	3,979	612,090
International Game Technology PLC	18,390	336,537
INTL. FCStone, Inc. (L)	325	12,272
Intuitive Surgical, Inc. (L)	250	233,842
Invacare Corp. (G)	7,200	95,040
Investment Technology Group, Inc.	1,900	40,356
Itron, Inc. (L)	750	50,813
ITT, Inc.	4,000	160,720
J&J Snack Foods Corp.	275	36,319
J.M. Smucker, Co.	2,943	348,245
j2 Global, Inc.	975	82,963
Jabil, Inc.	7,525	219,655
Jack in the Box, Inc.	700	68,950
JC Penney Co., Inc. (G) (L)	6,100	28,365
JetBlue Airways Corp. (L)	8,375	191,201
John Bean Technologies Corp.	2,370	232,260
John Wiley & Sons, Inc., Class A	1,750	92,312
Johnson & Johnson	8,266	1,093,509
Jones Lang LaSalle, Inc.	1,775	221,875
Kaiser Aluminum Corp.	350	30,982
KapStone Paper and Packaging Corp.	875	18,051
Kate Spade & Co. (L)	1,850	34,207
KB Home	8,075	193,558
KBR, Inc. (G)	7,800	118,716
Kelly Services, Inc., Class A	625	14,031
Kennametal, Inc.	1,475	55,194
KeyCorp	20,731	388,499
Keysight Technologies, Inc. (L)	5,400	210,222
Kilroy Realty Corp., REIT	1,800	135,270
Kimberly-Clark Corp.	4,364	563,436
Kimco Realty Corp., REIT	3,747	68,757
Kinder Morgan, Inc.	7,249	138,891
Kindred Healthcare, Inc.	1,450	16,893
Kite Pharma, Inc. (L)	4,400	456,148
Kite Realty Group Trust, REIT	4,000	75,720
Koppers Holdings, Inc. (L)	2,225	80,434

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Kraft Heinz Co.	2,630	$ 225,233
Kroger Co.	4,426	103,214
L3 Technologies, Inc.	518	86,547
La-Z-Boy, Inc.	4,575	148,687
Lam Research Corp.	5,986	846,600
Lamb Weston Holdings, Inc.	2,675	117,807
Landstar System, Inc.	1,600	136,960
LCI Industries	1,050	107,520
Lear Corp.	714	101,445
LegacyTexas Financial Group, Inc.	725	27,644
Legg Mason, Inc.	1,725	65,826
Leidos Holdings, Inc.	4,575	236,482
Lennox International, Inc. (G)	4,171	765,962
Liberty Property Trust, Series C, REIT	2,175	88,544
Life Storage, Inc., REIT	600	44,460
LifePoint Health, Inc. (L)	825	55,399
Lincoln Electric Holdings, Inc.	550	50,650
Lincoln National Corp.	4,525	305,799
Lithia Motors, Inc., Class A (G)	1,125	106,009
Littelfuse, Inc.	425	70,125
Live Nation Entertainment, Inc. (L)	4,400	153,340
LKQ Corp. (L)	10,861	357,870
LogMeIn, Inc.	925	96,662
Louisiana-Pacific Corp. (L)	4,950	119,344
Lowe’s Cos., Inc.	10,784	836,084
LSC Communications, Inc.	4,137	88,532
Luminex Corp.	700	14,784
Lydall, Inc. (L)	300	15,510
Mack-Cali Realty Corp., REIT	5,100	138,414
Macy’s, Inc.	3,253	75,600
Magellan Health, Inc. (L)	1,875	136,687
Manhattan Associates, Inc. (L)	1,400	67,284
ManpowerGroup, Inc.	7,825	873,661
ManTech International Corp., Class A	450	18,621
MarketAxess Holdings, Inc.	700	140,770
Masco Corp.	7,779	297,236
Masimo Corp. (L)	4,400	401,192
Mastercard, Inc., Class A	6,282	762,949
Matthews International Corp., Class A	625	38,281
Maxim Integrated Products, Inc., Class A	3,100	139,190
MB Financial, Inc.	1,075	47,343
McDermott International, Inc. (L)	10,600	76,002
McKesson Corp.	1,700	279,718
MDU Resources Group, Inc.	3,900	102,180
Medical Properties Trust, Inc., REIT	3,675	47,297
Medicines Co. (G) (L)	2,875	109,279
Medifast, Inc.	250	10,368
MEDNAX, Inc. (L)	1,775	107,157
Merck & Co., Inc.	15,071	965,900
Meredith Corp. (G)	700	41,615
Methode Electronics, Inc.	3,275	134,930
MetLife, Inc.	16,716	918,377
Microchip Technology, Inc. (G)	3,182	245,587
Microsemi Corp. (L)	2,600	121,680
Microsoft Corp.	96,948	6,682,626
MicroStrategy, Inc., Class A (L)	775	148,544
Middleby Corp. (L)	1,839	223,457
Minerals Technologies, Inc.	750	54,900

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
MKS Instruments, Inc.	175	$ 11,778
Mohawk Industries, Inc. (L)	4,268	1,031,533
Molina Healthcare, Inc. (L)	1,775	122,794
Molson Coors Brewing Co., Class B	9,236	797,436
Momenta Pharmaceuticals, Inc., Class B (L)	10,750	181,675
Mondelez International, Inc., Class A	16,866	728,443
Monster Beverage Corp. (L)	5,215	259,081
Moog, Inc., Class A (L)	1,125	80,685
Morgan Stanley	40,586	1,808,512
Mosaic Co.	9,948	227,113
MSA Safety, Inc.	600	48,702
MSC Industrial Direct Co., Inc., Class A	925	79,513
MSCI, Inc., Class A	4,330	445,947
Mueller Industries, Inc.	1,100	33,495
Murphy USA, Inc. (L)	700	51,877
MYR Group, Inc. (L)	3,600	111,672
Nanometrics, Inc. (L)	2,200	55,638
Nasdaq, Inc.	3,960	283,100
National Fuel Gas Co. (G)	850	47,464
Natus Medical, Inc. (L)	675	25,178
Navient Corp.	3,300	54,945
Navigant Consulting, Inc. (L)	950	18,772
Navigators Group, Inc.	275	15,098
NBT Bancorp, Inc.	675	24,941
NCR Corp. (L)	11,995	489,876
Netflix, Inc. (L)	2,696	402,809
NETGEAR, Inc. (L)	450	19,395
NeuStar, Inc., Class A (L)	1,025	34,184
New Jersey Resources Corp.	225	8,933
New York Community Bancorp, Inc.	1,625	21,336
Newell Brands, Inc.	1,066	57,159
Newmont Mining Corp.	12,758	413,232
Newpark Resources, Inc. (L)	1,825	13,414
NextEra Energy, Inc.	7,338	1,028,274
NIC, Inc.	1,100	20,845
NIKE, Inc., Class B	3,377	199,243
NiSource, Inc., Class B	8,162	206,988
Nordstrom, Inc. (G)	2,079	99,439
Norfolk Southern Corp.	2,373	288,794
Northrop Grumman Corp.	1,625	417,154
NorthWestern Corp.	875	53,392
Norwegian Cruise Line Holdings, Ltd. (L)	6,422	348,650
NOW, Inc. (L)	7,200	115,776
Nu Skin Enterprises, Inc., Class A	8,780	551,735
Nucor Corp.	1,220	70,601
Nutrisystem, Inc.	450	23,423
NuVasive, Inc. (L)	975	74,997
NVIDIA Corp.	5,501	795,225
NVR, Inc. (L)	75	180,796
O’Reilly Automotive, Inc. (L)	1,503	328,766
Occidental Petroleum Corp.	7,428	444,714
Office Depot, Inc.	22,350	126,054
OGE Energy Corp.	7,400	257,446
Oil States International, Inc. (L)	900	24,435
Old Dominion Freight Line, Inc.	3,568	339,816
Old Republic International Corp.	9,950	194,323
Olin Corp.	3,325	100,681
Omega Healthcare Investors, Inc., REIT	882	29,124

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
On Assignment, Inc. (L)	1,000	$ 54,150
Oracle Corp.	16,773	840,998
OraSure Technologies, Inc. (L)	1,100	18,986
Orbital ATK, Inc.	1,200	118,032
Orion Group Holdings, Inc. (L)	475	3,548
Oshkosh Corp.	4,910	338,201
Owens & Minor, Inc.	4,625	148,879
Owens-Illinois, Inc. (L)	4,125	98,670
Oxford Industries, Inc.	275	17,185
PACCAR, Inc.	6,065	400,533
Packaging Corp. of America	2,825	314,677
PacWest Bancorp	4,550	212,485
Palo Alto Networks, Inc. (L)	1,822	243,802
Panera Bread Co., Class A (L)	425	133,722
Papa John’s International, Inc.	450	32,292
PAREXEL International Corp. (L)	1,100	95,601
Parker-Hannifin Corp.	4,000	639,280
Patterson-UTI Energy, Inc.	2,900	58,551
Paychex, Inc.	1,665	94,805
PayPal Holdings, Inc. (L)	10,014	537,451
PBF Energy, Inc., Class A	2,100	46,746
PDC Energy, Inc. (L)	1,125	48,499
PepsiCo, Inc.	17,196	1,985,966
Perficient, Inc. (L)	600	11,184
Perry Ellis International, Inc. (L)	1,950	37,947
Pfizer, Inc.	46,009	1,545,442
PG&E Corp.	8,059	534,876
PharMerica Corp. (L)	2,975	78,094
Philip Morris International, Inc.	10,774	1,265,406
Phillips 66	2,303	190,435
Pilgrim’s Pride Corp. (G) (L)	17,455	382,614
Pinnacle Financial Partners, Inc.	650	40,820
Pioneer Energy Services Corp. (L)	1,475	3,024
Pioneer Natural Resources Co.	3,609	575,924
Piper Jaffray Cos.	275	16,486
Pitney Bowes, Inc.	3,550	53,605
Plantronics, Inc.	825	43,156
Plexus Corp. (L)	2,725	143,253
PNC Financial Services Group, Inc.	4,116	513,965
Polaris Industries, Inc. (G)	400	36,892
PolyOne Corp.	1,675	64,889
Post Holdings, Inc. (L)	2,250	174,712
Potlatch Corp., REIT	750	34,275
Powell Industries, Inc.	225	7,198
Prestige Brands Holdings, Inc. (L)	950	50,170
Priceline Group, Inc. (L)	417	780,007
Procter & Gamble Co.	9,991	870,716
Progress Software Corp.	4,000	123,560
Prologis, Inc., Class A, REIT	6,488	380,456
Provident Financial Services, Inc.	1,025	26,015
Prudential Financial, Inc.	2,845	307,658
PS Business Parks, Inc., REIT	1,450	191,965
PTC, Inc. (L)	2,150	118,508
Public Storage, REIT	1,694	353,250
PulteGroup, Inc.	7,145	175,267
PVH Corp.	3,120	357,240
QEP Resources, Inc. (L)	4,750	47,975
Quality Systems, Inc. (L)	1,025	17,640

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Qualys, Inc. (L)	450	$ 18,360
Quest Diagnostics, Inc.	2,700	300,132
QuinStreet, Inc. (L)	2,675	11,155
R.R. Donnelley & Sons Co.	3,783	47,439
Raven Industries, Inc.	675	22,478
Rayonier Advanced Materials, Inc. (G)	775	12,183
Rayonier, Inc., REIT	6,300	181,251
RE/MAX Holdings, Inc., Class A	325	18,216
Regal Beloit Corp.	2,625	214,069
Regency Centers Corp., REIT	1,038	65,020
Regions Financial Corp.	18,684	273,534
Reinsurance Group of America, Inc., Class A	2,450	314,555
Reliance Steel & Aluminum Co.	2,600	189,306
ResMed, Inc.	2,725	212,196
Resources Connection, Inc.	2,350	32,195
Retail Opportunity Investments Corp., REIT	1,875	35,981
Revance Therapeutics, Inc. (L)	6,267	165,449
REX American Resources Corp., Class A (L)	125	12,070
Rockwell Automation, Inc., Class B	3,220	521,511
Rogers Corp. (L)	300	32,586
Ross Stores, Inc.	22,437	1,295,288
Rowan Cos. PLC, Class A (L)	2,375	24,320
Royal Caribbean Cruises, Ltd., Class A	2,828	308,902
Royal Gold, Inc.	425	33,222
RPM International, Inc.	3,475	189,561
Rudolph Technologies, Inc. (L)	3,775	86,259
Ruth’s Hospitality Group, Inc.	550	11,963
S&P Global, Inc.	4,152	606,150
Safety Insurance Group, Inc.	250	17,075
Sage Therapeutics, Inc. (G) (L)	1,230	97,957
Saia, Inc. (L)	425	21,803
salesforce.com, Inc. (L)	6,047	523,670
Sanderson Farms, Inc.	375	43,369
Sanmina Corp. (L)	2,975	113,347
Saul Centers, Inc., REIT	225	13,046
ScanSource, Inc. (L)	225	9,068
Schlumberger, Ltd.	4,791	315,439
Scholastic Corp.	525	22,885
Schweitzer-Mauduit International, Inc.	3,025	112,621
Science Applications International Corp.	900	62,478
Scientific Games Corp., Class A (L)	900	23,490
Scotts Miracle-Gro Co., Class A	850	76,041
Seagate Technology PLC (G)	1,500	58,125
SEI Investments Co.	3,050	164,029
Select Comfort Corp. (L)	975	34,603
Select Medical Holdings Corp. (L)	7,300	112,055
Selective Insurance Group, Inc.	1,050	52,553
Semtech Corp. (L)	1,850	66,137
Seneca Foods Corp., Class A (L)	600	18,630
Senior Housing Properties Trust, REIT	8,575	175,273
ServiceNow, Inc. (L)	3,401	360,506
Shire PLC	8,665	478,289
Signature Bank (L)	875	125,589
Silgan Holdings, Inc.	1,500	47,670
Simmons First National Corp., Class A	625	33,063
Sirius XM Holdings, Inc. (G)	27,476	150,294
Skechers U.S.A., Inc., Class A (L)	2,725	80,387
SkyWest, Inc.	1,500	52,650

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
SLM Corp. (L)	8,675	$ 99,762
SM Energy Co.	1,950	32,234
Snap, Inc., Class A (G) (L)	10,720	190,494
Snap-on, Inc.	1,717	271,286
Sonoco Products Co.	1,200	61,704
Sotheby’s, Class A (L)	300	16,101
Southwest Airlines Co.	11,276	700,691
Southwest Gas Holdings, Inc.	975	71,233
Southwestern Energy Co. (L)	10,025	60,952
Spark Therapeutics, Inc. (G) (L)	3,346	199,890
SpartanNash Co.	3,300	85,668
Spire, Inc.	125	8,719
Splunk, Inc. (G) (L)	6,297	358,236
Spok Holdings, Inc.	1,750	30,975
Sprouts Farmers Market, Inc. (L)	400	9,068
SPX Corp. (L)	725	18,241
SPX FLOW, Inc. (L)	775	28,582
SRC Energy, Inc. (G) (L)	3,450	23,219
Stamps.com, Inc. (L)	300	46,463
Standard Motor Products, Inc.	550	28,721
Standex International Corp.	250	22,675
Stanley Black & Decker, Inc.	8,457	1,190,154
Starbucks Corp.	19,241	1,121,943
State Street Corp.	4,224	379,020
Steel Dynamics, Inc.	19,375	693,819
Stepan Co.	1,725	150,316
Sterling Bancorp	8,275	192,394
Steven Madden, Ltd., Class B (L)	1,100	43,945
Stifel Financial Corp. (L)	2,775	127,594
Strayer Education, Inc.	225	20,975
Summit Hotel Properties, Inc., REIT	10,975	204,684
SunCoke Energy, Inc. (L)	1,325	14,443
Superior Energy Services, Inc. (L)	3,150	32,855
Superior Industries International, Inc.	450	9,248
SUPERVALU, Inc. (L)	8,900	29,281
SVB Financial Group (L)	1,651	290,229
Sykes Enterprises, Inc. (L)	4,025	134,958
Symantec Corp.	14,320	404,540
Synaptics, Inc. (G) (L)	700	36,197
Synchronoss Technologies, Inc. (L)	725	11,926
SYNNEX Corp.	450	53,982
Synovus Financial Corp.	6,025	266,546
T-Mobile US, Inc. (L)	2,357	142,881
Tailored Brands, Inc. (G)	2,100	23,436
Take-Two Interactive Software, Inc. (L)	10,262	753,026
Tanger Factory Outlet Centers, Inc., REIT	900	23,382
Taubman Centers, Inc., REIT	400	23,820
TCF Financial Corp.	11,625	185,302
Tech Data Corp. (L)	1,900	191,900
Teladoc, Inc. (L)	4,180	145,046
Teleflex, Inc.	850	176,596
Telephone & Data Systems, Inc.	5,200	144,300
Tempur Sealy International, Inc. (G) (L)	225	12,013
Teradyne, Inc.	11,925	358,108
Terex Corp.	3,575	134,062
Tesla, Inc. (L)	896	324,003
Tesoro Corp.	2,460	230,256
Tetra Tech, Inc.	3,375	154,406

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Texas Capital Bancshares, Inc. (L)	2,550	$ 197,370
Texas Instruments, Inc.	13,456	1,035,170
Texas Roadhouse, Inc., Class A	1,175	59,866
Textron, Inc.	1,170	55,107
TherapeuticsMD, Inc. (G) (L)	25,870	136,335
Thermo Fisher Scientific, Inc.	1,818	317,186
Thor Industries, Inc.	1,300	135,876
Tiffany & Co.	2,100	197,127
Time Warner, Inc.	2,654	266,488
Time, Inc.	2,050	29,418
Timken Co.	1,525	70,531
TiVo Corp.	3,850	71,802
TJX Cos., Inc.	11,422	824,326
Toll Brothers, Inc.	7,810	308,573
TopBuild Corp. (L)	1,825	96,853
Toro Co.	2,125	147,241
Trimble, Inc. (L)	4,000	142,680
Trinity Industries, Inc.	2,950	82,688
Triumph Group, Inc.	900	28,440
TrueBlue, Inc. (L)	4,700	124,550
TrustCo Bank Corp.	8,450	65,487
Trustmark Corp., Class A	1,250	40,200
TTM Technologies, Inc. (L)	4,175	72,478
Tupperware Brands Corp.	1,000	70,230
Twenty-First Century Fox, Inc., Class A	33,887	960,358
Two Harbors Investment Corp., REIT	40,460	400,959
Tyson Foods, Inc., Class A	10,810	677,030
U.S. Steel Corp. (G)	4,650	102,951
UGI Corp.	15,917	770,542
Ulta Beauty, Inc. (L)	902	259,181
UMB Financial Corp.	725	54,273
Umpqua Holdings Corp.	5,875	107,865
Union Pacific Corp.	10,064	1,096,070
Unit Corp. (L)	1,125	21,071
United Community Banks, Inc.	6,725	186,955
United Continental Holdings, Inc. (L)	13,955	1,050,114
United Fire Group, Inc.	425	18,726
United Natural Foods, Inc. (L)	1,050	38,535
United Rentals, Inc. (L)	3,310	373,070
United Technologies Corp.	3,704	452,295
United Therapeutics Corp. (L)	2,575	334,055
UnitedHealth Group, Inc.	20,517	3,804,262
Uniti Group, Inc., REIT (L)	4,800	120,672
Universal Corp.	425	27,498
Universal Forest Products, Inc.	1,325	115,686
Universal Insurance Holdings, Inc.	575	14,490
US Concrete, Inc. (G) (L)	250	19,638
US Silica Holdings, Inc.	1,475	52,348
Valero Energy Corp.	13,234	892,766
Valmont Industries, Inc.	425	63,580
Valvoline, Inc.	1,809	42,909
Vantiv, Inc., Class A (L)	10,590	670,771
Varex Imaging Corp. (L)	775	26,195
VCA, Inc. (L)	3,175	293,084
Vectren Corp.	3,650	213,306
Veeco Instruments, Inc. (L)	133	3,704
Veeva Systems, Inc., Class A (L)	4,432	271,726
VeriSign, Inc. (L)	400	37,184

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Veritiv Corp. (L)	1,375	$ 61,875
Verizon Communications, Inc.	12,050	538,153
Vertex Pharmaceuticals, Inc. (L)	6,293	810,979
Viad Corp.	2,425	114,581
Viavi Solutions, Inc. (L)	4,775	50,281
Visa, Inc., Class A	33,993	3,187,864
Vishay Intertechnology, Inc. (G)	2,675	44,405
Vista Outdoor, Inc. (L)	1,175	26,449
VMware, Inc., Class A (G) (L)	14,410	1,259,866
Vornado Realty Trust, Class A, REIT	2,109	198,035
Voya Financial, Inc.	1,434	52,900
Vulcan Materials Co.	3,277	415,130
Wabash National Corp. (G)	1,100	24,178
WABCO Holdings, Inc. (L)	3,362	428,689
Wabtec Corp. (G)	400	36,600
WageWorks, Inc. (L)	300	20,160
Wal-Mart Stores, Inc.	21,220	1,605,930
Walgreens Boots Alliance, Inc.	10,389	813,563
Walker & Dunlop, Inc. (L)	575	28,077
Walt Disney Co.	10,298	1,094,162
Washington Prime Group, Inc., REIT	9,600	80,352
Watsco, Inc.	500	77,100
Watts Water Technologies, Inc., Class A	200	12,640
Wayfair, Inc., Class A (L)	3,919	301,293
WebMD Health Corp., Class A (L)	1,650	96,772
Weingarten Realty Investors, REIT	875	26,338
WellCare Health Plans, Inc. (L)	4,976	893,491
Wells Fargo & Co.	30,149	1,670,556
Wendy’s Co.	1,050	16,286
West Pharmaceutical Services, Inc.	150	14,178
Westar Energy, Inc., Class A	525	27,836
WestRock Co.	4,551	257,860
WEX, Inc. (L)	1,683	175,486
WGL Holdings, Inc.	175	14,600
White Mountains Insurance Group, Ltd.	170	147,667
Winnebago Industries, Inc.	600	21,000
Wintrust Financial Corp.	1,050	80,262
Wolverine World Wide, Inc.	1,725	48,317
Workday, Inc., Class A (L)	1,146	111,162
World Fuel Services Corp.	3,050	117,272
Worthington Industries, Inc.	925	46,454
WPX Energy, Inc. (L)	10,375	100,222
WR Berkley Corp.	1,725	119,318
Xcel Energy, Inc.	10,502	481,832
Zebra Technologies Corp., Class A (L)	1,025	103,033
Zimmer Biomet Holdings, Inc., Class A	1,609	206,596
Zions Bancorporation	1,751	76,886

		245,666,543

Total Common Stocks (Cost $282,636,087)		327,605,754

PREFERRED STOCKS - 0.1%
Germany - 0.1%
Henkel AG & Co. KGaA 1.37% (M)	3,875	533,312

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Shares	Value
PREFERRED STOCKS (continued)
Germany (continued)
Volkswagen AG 1.47% (G) (M)	2,388	$ 363,706

Total Preferred Stocks (Cost $825,488)		897,018

INVESTMENT COMPANIES - 5.2%
United States - 5.2%
JPMorgan High Yield Fund	4,555,876	33,895,716
JPMorgan Value Advantage Fund	1,244,821	41,850,878

Total Investment Companies (Cost $70,257,699)		75,746,594

MASTER LIMITED PARTNERSHIP - 0.0% (A)
Bermuda - 0.0% (A)
Lazard, Ltd., Class A	4,325	200,377

Total Master Limited Partnership (Cost $209,819)		200,377

RIGHT - 0.0% (A)
Spain - 0.0% (A)
Repsol SA (L) Exercise Price $0 Expiration Date 06/30/2017	18,466	8,436

Total Right (Cost $8,812)		8,436

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 0.0% (A)
U.S. Treasury Bill 0.85% (M), 09/07/2017 (N)	$ 15,000	$ 14,974
0.98% (M), 03/01/2018 (N)	50,000	49,642
1.11% (M), 12/07/2017 (N)	300,000	298,600

Total Short-Term U.S. Government Obligations (Cost $363,214)		363,216

	Shares	Value
SECURITIES LENDING COLLATERAL - 1.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.97% (M)	21,936,805	21,936,805

Total Securities Lending Collateral (Cost $21,936,805)		21,936,805

	Principal	Value
REPURCHASE AGREEMENT - 3.8%
State Street Bank & Trust Co. 0.12% (M), dated 06/30/2017, to be repurchased at $55,367,964 on 07/03/2017. Collateralized by U.S. Government Obligations, 1.25% - 1.38%, due 03/31/2021 - 05/31/2021, and with a total value of $56,478,610.	$ 55,367,410	55,367,410

Total Repurchase Agreement (Cost $55,367,410)		55,367,410

Total Investments (Cost $1,420,778,616) (O)		1,485,414,059
Net Other Assets (Liabilities) - (1.4)%		(20,277,075)

Net Assets - 100.0%		$ 1,465,136,984

FUTURES CONTRACTS: (P)
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
2-Year U.S. Treasury Note	Long	56	09/29/2017	$—	$(20,240)
2-Year U.S. Treasury Note	Short	(103)	09/29/2017	33,586	—
5-Year U.S. Treasury Note	Long	38	09/29/2017	—	(18,078)
5-Year U.S. Treasury Note	Short	(440)	09/29/2017	113,437	—
10-Year Australia Treasury Bond	Long	287	09/15/2017	—	(453,580)
10-Year U.S. Treasury Bond	Short	(150)	09/20/2017	39,243	—
10-Year U.S. Treasury Note	Long	222	09/20/2017	—	(113,738)
10-Year U.S. Treasury Note	Short	(39)	09/20/2017	22,759	—
EURO STOXX 50® Index	Long	277	09/15/2017	—	(358,700)
FTSE 100 Index	Short	(96)	09/15/2017	231,672	—
German Euro Bund	Short	(205)	09/07/2017	652,840	—
MSCI EAFE Mini Index	Long	111	09/15/2017	—	(43,880)
MSCI Emerging Markets Mini Index	Long	657	09/15/2017	143,445	—
Russell 2000® Mini Index	Long	4	09/15/2017	—	(653)
Russell 2000® Mini Index	Short	(76)	09/15/2017	8,737	—
S&P 500® E-Mini	Long	17	09/15/2017	—	(6,975)
S&P 500® E-Mini	Short	(121)	09/15/2017	89,597	—
S&P Midcap 400® E-Mini Index	Long	5	09/15/2017	—	(3,595)
S&P/ASX 200 Index	Long	68	09/21/2017	—	(93,880)
TOPIX Index	Long	105	09/07/2017	66,092	—
U.K. Gilt	Short	(117)	09/27/2017	319,266	—
U.S. Treasury Bond	Long	47	09/20/2017	30,575	—

Total				$1,751,249	$(1,113,319)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

INVESTMENTS BY INDUSTRY:

Industry	Percentage of Total Investments	Value
U.S. Government Agency Obligations	16.4%	$243,571,957
U.S. Government Obligations	15.3	226,829,985
Asset-Backed Securities	8.4	124,066,901
Banks	5.9	87,832,836
Oil, Gas & Consumable Fuels	3.1	46,407,122
U.S. Equity Funds	2.8	41,850,878
Mortgage-Backed Securities	2.8	40,834,020
Capital Markets	2.6	39,229,120
U.S. Fixed Income Funds	2.3	33,895,716
Electric Utilities	2.0	29,087,985
Insurance	1.8	26,699,471
Software	1.7	24,886,454
Diversified Telecommunication Services	1.5	21,881,142
Equity Real Estate Investment Trusts	1.5	21,746,844
Pharmaceuticals	1.4	21,365,535
Media	1.3	19,763,050
Health Care Providers & Services	1.2	18,522,522
Technology Hardware, Storage & Peripherals	1.2	17,383,740
Consumer Finance	1.1	17,044,736
Biotechnology	1.0	14,631,631
Semiconductors & Semiconductor Equipment	1.0	14,172,841
Internet Software & Services	0.9	13,691,923
Beverages	0.9	13,366,208
IT Services	0.8	12,228,333
Chemicals	0.8	11,626,258
Food Products	0.8	11,482,481
Diversified Financial Services	0.8	11,412,681
Machinery	0.8	11,310,544
Aerospace & Defense	0.7	10,297,313
Specialty Retail	0.7	10,251,808
Road & Rail	0.6	9,502,922
Health Care Equipment & Supplies	0.6	9,450,758
Food & Staples Retailing	0.6	9,046,714
Multi-Utilities	0.6	8,862,498
Foreign Government Obligations	0.5	8,068,642
Metals & Mining	0.5	7,301,562
Airlines	0.5	6,999,869
Industrial Conglomerates	0.5	6,939,011
Hotels, Restaurants & Leisure	0.5	6,721,495
Automobiles	0.4	6,523,840
Internet & Direct Marketing Retail	0.4	6,377,730
Tobacco	0.4	6,106,396
Energy Equipment & Services	0.4	6,042,945
Electronic Equipment, Instruments & Components	0.4	5,571,129
Trading Companies & Distributors	0.4	5,428,280
Electrical Equipment	0.3	4,755,237
Building Products	0.3	4,516,838
Gas Utilities	0.3	3,957,740
Wireless Telecommunication Services	0.3	3,789,830
Household Durables	0.3	3,752,915
Commercial Services & Supplies	0.2	3,686,493
Communications Equipment	0.2	3,643,548
Household Products	0.2	3,590,833
Real Estate Management & Development	0.2	3,227,533
Life Sciences Tools & Services	0.2	2,724,000
Textiles, Apparel & Luxury Goods	0.2	2,547,020

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

INVESTMENTS BY INDUSTRY (continued):

Industry	Percentage of Total Investments		Value
Professional Services	0.2%		$2,485,918
Construction Materials	0.2		2,447,991
Auto Components	0.1		1,904,101
Containers & Packaging	0.1		1,734,581
Personal Products	0.1		1,598,348
Independent Power & Renewable Electricity Producers	0.1		1,593,001
Construction & Engineering	0.1		1,550,152
Transportation Infrastructure	0.1		1,281,622
Multiline Retail	0.1		1,174,681
Air Freight & Logistics	0.1		1,154,303
Health Care Technology	0.1		787,215
Municipal Government Obligations	0.0	(A)	594,775
Paper & Forest Products	0.0	(A)	577,408
Mortgage Real Estate Investment Trusts	0.0	(A)	527,457
Leisure Products	0.0	(A)	469,080
Water Utilities	0.0	(A)	403,130
Distributors	0.0	(A)	381,500
Diversified Consumer Services	0.0	(A)	371,048
Thrifts & Mortgage Finance	0.0	(A)	189,497
Marine	0.0	(A)	13,007

Investments, at Value	94.8		1,407,746,628
Short-Term Investments	5.2		77,667,431

Total Investments	100.0%		$1,485,414,059

SECURITY VALUATION:

Valuation Inputs (Q)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (R)	Value
ASSETS
Investments
Asset-Backed Securities	$—	$123,983,360	$83,541	$124,066,901
Corporate Debt Securities	—	359,322,169	—	359,322,169
Foreign Government Obligations	—	8,068,642	—	8,068,642
Mortgage-Backed Securities	—	40,834,020	—	40,834,020
Municipal Government Obligations	—	594,775	—	594,775
U.S. Government Agency Obligations	—	243,571,957	—	243,571,957
U.S. Government Obligations	—	226,829,985	—	226,829,985
Common Stocks	254,529,722	73,076,032	—	327,605,754
Preferred Stocks	—	897,018	—	897,018
Investment Companies	75,746,594	—	—	75,746,594
Master Limited Partnership	200,377	—	—	200,377
Right	—	8,436	—	8,436
Short-Term U.S. Government Obligations	—	363,216	—	363,216
Securities Lending Collateral	21,936,805	—	—	21,936,805
Repurchase Agreement	—	55,367,410	—	55,367,410

Total Investments	$352,413,498	$1,132,917,020	$83,541	$1,485,414,059

Other Financial Instruments
Futures Contracts (S)	$1,751,249	$—	$—	$1,751,249

Total Other Financial Instruments	$1,751,249	$—	$—	$1,751,249

LIABILITIES
Other Financial Instruments
Futures Contracts (S)	$(1,113,319)	$—	$—	$(1,113,319)

Total Other Financial Instruments	$(1,113,319)	$—	$—	$(1,113,319)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Percentage rounds to less than 0.1% or (0.1)%.
(B)	Floating or variable rate securities. The rates disclosed are as of June 30, 2017.
(C)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2017, the total value of 144A securities is $154,632,575, representing 10.6% of the Portfolio’s net assets.
(D)	Fair valued as determined in good faith in accordance with procedures established by the Board. At June 30, 2017, value of the security is $83,541, representing less than 0.1% of the Portfolio’s net assets.
(E)	Security is Level 3 of the fair value hierarchy.
(F)	Illiquid security. At June 30, 2017, the value of such securities amounted to $8,162,825 or 0.6% of the Portfolio’s net assets.
(G)	All or a portion of the securities are on loan. The total value of all securities on loan is $21,362,962. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(H)	Perpetual maturity. The date displayed is the next call date.
(I)	Securities on a when-issued, delayed-delivery, or forward commitment basis. Securities to be settled and delivered after June 30, 2017.
(J)	Step bonds. Coupon rates change in increments to maturity. The rates disclosed are as of June 30, 2017; the maturity dates disclosed are the ultimate maturity dates.
(K)	Rounds to less than $1 or $(1).
(L)	Non-income producing securities.
(M)	Rates disclosed reflect the yields at June 30, 2017.
(N)	All or a portion of these securities have been segregated as collateral to cover margin requirements for open futures contracts. The total value of all securities segregated as collateral to cover margin requirements for open futures contracts is $363,216.
(O)	Aggregate cost for federal income tax purposes is $1,420,778,616. Aggregate gross unrealized appreciation and depreciation for all securities is $77,384,464 and $12,749,021, respectively. Net unrealized appreciation for tax purposes is $64,635,443.
(P)	Cash on deposit with broker in the amount of $112,000 has been segregated as collateral to cover margin requirements for open futures contracts.
(Q)	The Portfolio recognizes transfers between Levels at the end of the reporting period. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(R)	Level 3 securities were not considered significant to the Portfolio.
(S)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
ASX	Australian Securities Exchange
CDI	CHESS Depositary Interests
CVA	Commanditaire Vennootschap op Aandelen (Dutch Certificate)
EAFE	Europe, Australasia and Far East
FTSE	Financial Times Stock Exchange
MTN	Medium Term Note
REIT	Real Estate Investment Trust
STOXX	Deutsche Börse Group & SIX Group Index
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TOPIX	Tokyo Price Index

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2017

(unaudited)

Assets:
Investments, at value (cost $1,365,411,206) (including securities loaned of $21,362,962)	$1,430,046,649
Repurchase agreement, at value (cost $55,367,410)	55,367,410
Cash	1,274,934
Cash collateral on deposit with broker	112,000
Foreign currency, at value (cost $1,122,678)	1,135,366
Receivables and other assets:
Shares of beneficial interest sold	1,351
Investments sold	2,776,750
Interest	5,248,593
Dividends	452,260
Tax reclaims	123,249
Net income from securities lending	14,702
Variation margin receivable	1,817,851
Litigation	19,371
Prepaid expenses	5,797

Total assets	1,498,396,283

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	418,697
Investments purchased	6,514,688
When-issued, delayed-delivery, and forward commitment securities purchased	2,935,320
Investment management fees	843,104
Distribution and service fees	283,537
Transfer agent costs	4,998
Trustees, CCO and deferred compensation fees	4,788
Audit and tax fees	30,609
Custody fees	22,175
Legal fees	8,083
Printing and shareholder reports fees	242,716
Other	13,779
Collateral for securities on loan	21,936,805

Total liabilities	33,259,299

Net assets	$1,465,136,984

Net assets consist of:
Capital stock ($0.01 par value)	$947,076
Additional paid-in capital	1,358,767,592
Undistributed (distributions in excess of) net investment income (loss)	35,861,908
Accumulated net realized gain (loss)	4,272,992
Net unrealized appreciation (depreciation) on:
Investments	64,635,443
Futures contracts	637,930
Translation of assets and liabilities denominated in foreign currencies	14,043

Net assets	$1,465,136,984

Net assets by class:
Initial Class	$91,659,746
Service Class	1,373,477,238

Shares outstanding:
Initial Class	6,179,664
Service Class	88,527,913

Net asset value and offering price per share:
Initial Class	$14.83
Service Class	15.51

STATEMENT OF OPERATIONS

For the period ended June 30, 2017

(unaudited)

Investment Income:
Dividend income	$4,866,612
Interest income	14,961,992
Net income (loss) from securities lending	66,779
Withholding taxes on foreign income	(144,587)

Total investment income	19,750,796

Expenses:
Investment management fees	5,070,473
Distribution and service fees:
Service Class	1,693,116
Transfer agent costs	10,304
Trustees, CCO and deferred compensation fees	17,531
Audit and tax fees	31,727
Custody fees	243,405
Legal fees	38,515
Printing and shareholder reports fees	131,753
Other	26,159

Total expenses before waiver and/or reimbursement and recapture	7,262,983

Expenses waived and/or reimbursed:
Initial Class	(342)
Service Class	(5,087)

Net expenses	7,257,554

Net investment income (loss)	12,493,242

Net realized gain (loss) on:
Investments	10,812,772
Futures contracts	(1,087,022)
Foreign currency transactions	59,469

Net realized gain (loss)	9,785,219

Net change in unrealized appreciation (depreciation) on:
Investments	36,379,226
Futures contracts	1,940,517
Translation of assets and liabilities denominated in foreign currencies	59,927

Net change in unrealized appreciation (depreciation)	38,379,670

Net realized and change in unrealized gain (loss)	48,164,889

Net increase (decrease) in net assets resulting from operations	$60,658,131

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2017 (unaudited)	December 31, 2016
From operations:
Net investment income (loss)	$12,493,242	$22,038,988
Net realized gain (loss)	9,785,219	(1,990,721)
Net change in unrealized appreciation (depreciation)	38,379,670	35,133,167

Net increase (decrease) in net assets resulting from operations	60,658,131	55,181,434

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	—	(1,302,022)
Service Class	—	(14,661,391)

Total dividends and/or distributions from net investment income	—	(15,963,413)

Capital share transactions:
Proceeds from shares sold:
Initial Class	3,082,053	4,824,860
Service Class	17,217,349	145,132,624

	20,299,402	149,957,484

Dividends and/or distributions reinvested:
Initial Class	—	1,302,022
Service Class	—	14,661,391

	—	15,963,413

Cost of shares redeemed:
Initial Class	(5,698,830)	(18,623,455)
Service Class	(44,320,581)	(26,682,023)

	(50,019,411)	(45,305,478)

Net increase (decrease) in net assets resulting from capital share transactions	(29,720,009)	120,615,419

Net increase (decrease) in net assets	30,938,122	159,833,440

Net assets:
Beginning of period/year	1,434,198,862	1,274,365,422

End of period/year	$1,465,136,984	$1,434,198,862

Undistributed (distributions in excess of) net investment income (loss)	$35,861,908	$23,368,666

Capital share transactions - shares:
Shares issued:
Initial Class	213,472	344,300
Service Class	1,137,661	9,798,012

	1,351,133	10,142,312

Shares reinvested:
Initial Class	—	90,544
Service Class	—	972,886

	—	1,063,430

Shares redeemed:
Initial Class	(391,373)	(1,318,946)
Service Class	(2,906,742)	(1,797,914)

	(3,298,115)	(3,116,860)

Net increase (decrease) in shares outstanding:
Initial Class	(177,901)	(884,102)
Service Class	(1,769,081)	8,972,984

	(1,946,982)	8,088,882

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$14.21		$13.79		$14.00	$13.28	$12.73	$11.89

Investment operations:
Net investment income (loss) (A) (B)	0.14		0.26	(C)	0.22	0.22	0.18	0.21
Net realized and unrealized gain (loss)	0.48		0.36		(0.24)	0.65	0.52	0.71

Total investment operations	0.62		0.62		(0.02)	0.87	0.70	0.92

Dividends and/or distributions to shareholders:
Net investment income	—		(0.20)		(0.19)	(0.15)	(0.15)	(0.08)

Net asset value, end of period/year	$14.83		$14.21		$13.79	$14.00	$13.28	$12.73

Total return (D)	4.36	%(E)	4.46%		(0.18)%	6.53%	5.51%	7.72%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$91,660		$90,344		$99,871	$113,964	$113,899	$128,208
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.77	%(G)	0.77%		0.79%	0.80%	0.81%	0.85%
Including waiver and/or reimbursement and recapture	0.77	%(G)(H)	0.77	%(C)	0.79%	0.80%	0.81%	0.85%
Net investment income (loss) to average net assets (B)	1.96	%(G)	1.83	%(C)	1.58%	1.62%	1.39%	1.68%
Portfolio turnover rate (I)	24	%(E)	36%		39%	26%	39%	35%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(G)	Annualized.
(H)	Waiver and/or reimbursement rounds to less than 0.01%.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$14.88		$14.44		$14.66	$13.92	$13.35	$12.49

Investment operations:
Net investment income (loss) (A) (B)	0.13		0.24	(C)	0.20	0.20	0.16	0.19
Net realized and unrealized gain (loss)	0.50		0.37		(0.26)	0.67	0.54	0.74

Total investment operations	0.63		0.61		(0.06)	0.87	0.70	0.93

Dividends and/or distributions to shareholders:
Net investment income	—		(0.17)		(0.16)	(0.13)	(0.13)	(0.07)

Net asset value, end of period/year	$15.51		$14.88		$14.44	$14.66	$13.92	$13.35

Total return (D)	4.23	%(E)	4.19%		(0.40)%	6.28%	5.29%	7.47%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,373,477		$1,343,855		$1,174,494	$884,398	$585,578	$322,980
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	1.02	%(G)	1.02%		1.04%	1.05%	1.06%	1.10%
Including waiver and/or reimbursement and recapture	1.02	%(G)(H)	1.01	%(C)	1.04%	1.05%	1.06%	1.10%
Net investment income (loss) to average net assets (B)	1.71	%(G)	1.59	%(C)	1.34%	1.39%	1.17%	1.47%
Portfolio turnover rate (I)	24	%(E)	36%		39%	26%	39%	35%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(G)	Annualized.
(H)	Waiver and/or reimbursement rounds to less than 0.01%.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2017

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Tactical Allocation VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, ETF and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Investment companies: Investment companies are valued at the NAV of the underlying portfolios. These investments are actively traded and no valuation adjustments are applied. Investment companies are categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations and variable rate notes: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Rights: Rights may be priced intrinsically using a model that incorporates the subscription or strike price, the daily market price for the underlying security, and a subscription ratio. If the inputs are unavailable, or if the subscription or strike price is higher than the market price, then the rights are priced at zero. Rights are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at June 30, 2017, if any, are identified within the Schedule of Investments.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at June 30, 2017, if any, are identified within the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at June 30, 2017, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations with a corresponding adjustment to cost.

When-issued, delayed-delivery, and forward commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, and forward commitment basis. When-issued and forward commitment transactions are made conditionally

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

4. SECURITIES AND OTHER INVESTMENTS (continued)

because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

When-issued, delayed-delivery, and forward commitment transactions held at June 30, 2017, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, and forward commitment securities purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at June 30, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to each other as well as to other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of June 30, 2017, the Portfolio has not utilized the program.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2017.

Repurchase agreements at June 30, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of June 30, 2017.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$10,635,429	$—	$—	$—	$10,635,429
Foreign Government Obligations	211,985	—	—	—	211,985
U.S. Government Obligations	1,236,983	—	—	—	1,236,983
Common Stocks	9,511,236	—	—	—	9,511,236
Preferred Stocks	341,172	—	—	—	341,172
Total Securities Lending Transactions	$21,936,805	$—	$—	$—	$21,936,805
Total Borrowings	$21,936,805	$—	$—	$—	$21,936,805

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at June 30, 2017, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of June 30, 2017.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized appreciation on futures contracts (A) (B)	$1,211,706	$—	$539,543	$—	$—	$1,751,249
Total	$1,211,706	$—	$539,543	$—	$—	$1,751,249

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized depreciation on futures contracts (A) (B)	$(605,636)	$—	$(507,683)	$—	$—	$(1,113,319)
Total	$(605,636)	$—	$(507,683)	$—	$—	$(1,113,319)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within cumulative appreciation (depreciation) on futures contracts as reported within the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of June 30, 2017.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(1,434,123)	$—	$347,101	$—	$—	$(1,087,022)
Total	$(1,434,123)	$—	$347,101	$—	$—	$(1,087,022)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$876,758	$—	$1,063,759	$—	$—	$1,940,517
Total	$876,758	$—	$1,063,759	$—	$—	$1,940,517

The following is a summary of the ending monthly average volume on derivative activity during the period ended June 30, 2017.

Futures Contracts at Notional Amount
Long	Short
55,198,984	(110,950,936)

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate (A)
First $500 million	0.730%
Over $500 million up to $750 million	0.705%
Over $750 million	0.680%

(A)	TAM has voluntarily agreed to waive a portion of its management fee. These amounts are not subject to recapture by TAM in future years.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs including the investment management fee but excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.90%	May 1, 2018
Service Class	1.15%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.90%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees for all applicable share classes.

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the period ended June 30, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of June 30, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. For the period ended June 30, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the period ended June 30, 2017.

8. PRINCIPAL OWNERSHIP

As of June 30, 2017, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	2	90.28%	90.28%
Service Class	1	93.24%	93.24%

9. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 284,730,217	$ 55,513,035	$ 348,107,205	$ 21,886,387

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

11. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

11. NEW ACCOUNTING PRONOUNCEMENTS (continued)

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implication, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 7-8, 2017, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica JPMorgan Tactical Allocation VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and J.P. Morgan Investment Management, Inc. (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2018.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Services, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed continuation of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmarks, in each case for various trailing periods ended December 31, 2016.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Initial Class Shares of the Portfolio was above the median for its peer universe for the past 3-year period, in line with the median for the past 5-year period and below the median for the past 1- and 10-year periods. The Board also noted that the performance of Initial Class Shares of the Portfolio was above its primary benchmark for the past 1-, 3- and 5-year periods and below its primary benchmark for the past 10-year period. The Board noted that the Portfolio’s sub-adviser had commenced subadvising the Portfolio on May 1, 2011 pursuant to its current investment objective and investment strategies.

Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Initial Class Shares of the Portfolio were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM had not made material changes to this methodology, which had been applied consistently for the Portfolio.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through its undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio and that TAM believes that the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Balanced VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2017, and held for the entire period until June 30, 2017.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Annualized Expense Ratio (C)
Service Class	$1,000.00	$1,050.00	$4.37	$1,020.50	$4.31	0.86%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2017

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	50.1%
U.S. Equity Funds	44.4
International Equity Fund	4.8
Securities Lending Collateral	0.6
Exchange-Traded Options Purchased	0.4
Repurchase Agreement	0.4
Net Other Assets (Liabilities)	(0.7)
Total	100.0%

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Balanced VP

SCHEDULE OF INVESTMENTS

At June 30, 2017

(unaudited)

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.3%
International Equity Fund - 4.8%
iShares MSCI EAFE ETF	909,793	$ 59,318,504

U.S. Equity Funds - 44.4%
iShares Core S&P 500 ETF	1,584,317	385,638,601
SPDR S&P 500 ETF Trust	398,632	96,389,218
Vanguard Small-Cap ETF	445,667	60,405,705

		542,433,524

U.S. Fixed Income Funds - 50.1%
iShares 20+ Year Treasury Bond ETF (A)	927,276	116,020,773
iShares Core U.S. Aggregate Bond ETF	896,221	98,145,162
Vanguard Total Bond Market ETF	4,872,467	398,713,974

		612,879,909

Total Exchange-Traded Funds (Cost $1,163,487,942)		1,214,631,937

	Number of Contracts	Value
EXCHANGE-TRADED OPTIONS PURCHASED - 0.4%
Put - S&P 500® Exercise Price $1,900 Expiration Date 06/15/2018	209	570,570
Put - S&P 500® Exercise Price $1,925 Expiration Date 06/15/2018	36	108,000
Put - S&P 500® Exercise Price $1,950 Expiration Date 06/15/2018	211	681,530
Put - S&P 500® Exercise Price $1,950 Expiration Date 12/21/2018	30	168,000
Put - S&P 500® Exercise Price $1,975 Expiration Date 06/15/2018	35	122,675
Put - S&P 500® Exercise Price $1,975 Expiration Date 12/21/2018	30	175,410
Put - S&P 500® Exercise Price $2,000 Expiration Date 06/15/2018	210	794,850
Put - S&P 500® Exercise Price $2,000 Expiration Date 12/21/2018	29	184,440
Put - S&P 500® Exercise Price $2,025 Expiration Date 06/15/2018	36	147,600
Put - S&P 500® Exercise Price $2,025 Expiration Date 12/21/2018	29	196,475
Put - S&P 500® Exercise Price $2,050 Expiration Date 06/15/2018	211	929,455
Put - S&P 500® Exercise Price $2,050 Expiration Date 12/21/2018	29	209,235

	Number of Contracts	Value
EXCHANGE-TRADED OPTIONS PURCHASED (continued)
Put - S&P 500® Exercise Price $2,075 Expiration Date 06/15/2018	37	$ 175,935
Put - S&P 500® Exercise Price $2,075 Expiration Date 12/21/2018	29	222,720
Put - S&P 500® Exercise Price $2,100 Expiration Date 12/21/2018	28	224,560
Put - S&P 500® Exercise Price $2,125 Expiration Date 12/21/2018	29	252,155

Total Exchange-Traded Options Purchased (Cost $7,955,590)		5,163,610

	Shares	Value
SECURITIES LENDING COLLATERAL - 0.6%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.97% (B)	7,513,744	7,513,744

Total Securities Lending Collateral (Cost $7,513,744)		7,513,744

	Principal	Value
REPURCHASE AGREEMENT - 0.4%
State Street Bank & Trust Co. 0.12% (B), dated 06/30/2017, to be repurchased at $4,605,735 on 07/03/2017. Collateralized by a U.S. Government Obligation, 1.13%, due 02/28/2021, and with a value of $4,700,338.	$ 4,605,689	4,605,689

Total Repurchase Agreement (Cost $4,605,689)		4,605,689

Total Investments (Cost $1,183,562,965) (C)		1,231,914,980
Net Other Assets (Liabilities) - (0.7)%		(9,141,942)

Net Assets - 100.0%		$ 1,222,773,038

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$1,214,631,937	$—	$—	$1,214,631,937
Exchange-Traded Options Purchased	5,163,610	—	—	5,163,610
Securities Lending Collateral	7,513,744	—	—	7,513,744
Repurchase Agreement	—	4,605,689	—	4,605,689

Total Investments	$1,227,309,291	$4,605,689	$—	$1,231,914,980

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of the security on loan is $7,359,058. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at June 30, 2017.
(C)	Aggregate cost for federal income tax purposes is $1,183,562,965. Aggregate gross unrealized appreciation and depreciation for all securities is $51,688,428 and $3,336,413, respectively. Net unrealized appreciation for tax purposes is $48,352,015.
(D)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended June 30, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Balanced VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2017

(unaudited)

Assets:
Unaffiliated investments, at value (cost $1,178,957,276) (including securities loaned of $7,359,058)	$1,227,309,291
Repurchase agreement, at value (cost $4,605,689)	4,605,689
Cash	1,454
Receivables and other assets:
Shares of beneficial interest sold	208
Interest	15
Dividends	471,625
Net income from securities lending	11,444
Prepaid expenses	4,565

Total assets	1,232,404,291

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	1,175,654
Investment management fees	591,347
Distribution and service fees	253,170
Transfer agent costs	4,799
Trustees, CCO and deferred compensation fees	4,355
Audit and tax fees	17,458
Custody fees	10,425
Legal fees	10,644
Printing and shareholder reports fees	36,657
Other	13,000
Collateral for securities on loan	7,513,744

Total liabilities	9,631,253

Net assets	$1,222,773,038

Net assets consist of:
Capital stock ($0.01 par value)	$1,040,003
Additional paid-in capital	1,185,663,431
Undistributed (distributions in excess of) net investment income (loss)	20,712,460
Accumulated net realized gain (loss)	(32,994,871)
Net unrealized appreciation (depreciation) on:
Unaffiliated investments	48,352,015

Net assets	$1,222,773,038

Shares outstanding	104,000,312

Net asset value and offering price per share	$11.76

STATEMENT OF OPERATIONS

For the period ended June 30, 2017

(unaudited)

Investment Income:
Dividend income from unaffiliated investments	$12,055,565
Interest income from unaffiliated investments	1,839
Net income (loss) from securities lending	84,972

Total investment income	12,142,376

Expenses:
Investment management fees	3,605,788
Distribution and service fees	1,544,420
Transfer agent costs	9,359
Trustees, CCO and deferred compensation fees	15,305
Audit and tax fees	18,209
Custody fees	52,709
Legal fees	35,782
Printing and shareholder reports fees	22,116
Other	17,656

Total expenses	5,321,344

Net investment income (loss)	6,821,032

Net realized gain (loss) on:
Unaffiliated investments	(1,858,761)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	55,244,117

Net realized and change in unrealized gain (loss)	53,385,356

Net increase (decrease) in net assets resulting from operations	$60,206,388

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Balanced VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2017 (unaudited)	December 31, 2016
From operations:
Net investment income (loss)	$6,821,032	$13,897,466
Net realized gain (loss)	(1,858,761)	(24,912,366)
Net change in unrealized appreciation (depreciation)	55,244,117	3,403,851

Net increase (decrease) in net assets resulting from operations	60,206,388	(7,611,049)

Dividends and/or distributions to shareholders:
Net investment income	—	(14,183,391)
Net realized gains	—	(27,836,456)

Total dividends and/or distributions to shareholders	—	(42,019,847)

Capital share transactions:
Proceeds from shares sold	3,766,592	118,030,538
Dividends and/or distributions reinvested	—	42,019,847
Cost of shares redeemed	(114,182,879)	(57,867,392)

Net increase (decrease) in net assets resulting from capital share transactions	(110,416,287)	102,182,993

Net increase (decrease) in net assets	(50,209,899)	52,552,097

Net assets:
Beginning of period/year	1,272,982,937	1,220,430,840

End of period/year	$1,222,773,038	$1,272,982,937

Undistributed (distributions in excess of) net investment income (loss)	$20,712,460	$13,891,428

Capital share transactions - shares:
Shares issued	322,772	10,176,244
Shares reinvested	—	3,647,556
Shares redeemed	(9,946,149)	(5,087,203)

Net increase (decrease) in shares outstanding	(9,623,377)	8,736,597

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Balanced VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013		December 31, 2012 (A)
Net asset value, beginning of period/year	$11.20		$11.64		$11.99	$11.12	$10.19		$10.00

Investment operations:
Net investment income (loss) (B) (C)	0.06		0.12	(D)	0.17	0.19	0.19		0.17
Net realized and unrealized gain (loss)	0.50		(0.18)		(0.42)	0.75	0.76		0.02

Total investment operations	0.56		(0.06)		(0.25)	0.94	0.95		0.19

Dividends and/or distributions to shareholders:
Net investment income	—		(0.13)		(0.10)	(0.07)	(0.02)		—
Net realized gains	—		(0.25)		—	—	(0.00	)(E)	—

Total dividends and/or distributions to shareholders	—		(0.38)		(0.10)	(0.07)	(0.02)		—

Net asset value, end of period/year	$11.76		$11.20		$11.64	$11.99	$11.12		$10.19

Total return (F)	5.00	%(G)	(0.67)%		(2.08)%	8.48%	9.37%		1.90	%(G)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,222,773		$1,272,983		$1,220,431	$798,077	$393,489		$73,809
Expenses to average net assets (H)
Excluding waiver and/or reimbursement and recapture	0.86	%(I)	0.86%		0.87%	0.88%	0.90%		1.01	%(I)
Including waiver and/or reimbursement and recapture	0.86	%(I)	0.86	%(D)	0.87%	0.88%	0.90%		1.01	%(I)
Net investment income (loss) to average net assets (C)	1.10	%(I)	1.07	%(D)	1.38%	1.65%	1.74%		2.51	%(I)
Portfolio turnover rate (J)	9	%(G)	103%		57%	13%	2%		32	%(G)

(A)	Commenced operations on May 1, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(E)	Rounds to less than $0.01 or $(0.01).
(F)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(G)	Not annualized.
(H)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(I)	Annualized.
(J)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2017

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Legg Mason Dynamic Allocation – Balanced VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at June 30, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to each other as well as to other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of June 30, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2017.

Repurchase agreements at June 30, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of June 30, 2017.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$7,513,744	$—	$—	$—	$7,513,744
Total Borrowings	$7,513,744	$—	$—	$—	$7,513,744

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Open option contracts at June 30, 2017, if any, are included within the Schedule of Investments.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of June 30, 2017.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A) (B)	$—	$—	$5,163,610	$—	$—	$5,163,610
Total	$—	$—	$5,163,610	$—	$—	$5,163,610

(A)	Included within Investments, at value within the Statement of Assets and Liabilities.
(B)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of June 30, 2017.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$—	$(8,423,529)	$—	$—	$(8,423,529)
Total	$—	$—	$(8,423,529)	$—	$—	$(8,423,529)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$—	$—	$954,679	$—	$—	$954,679
Total	$—	$—	$954,679	$—	$—	$954,679

(A)	Included within Net realized gain (loss) on transactions from Investments within the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments within the Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the period ended June 30, 2017.

Purchased Options and Swaptions at value
Calls	Puts
$ —	$ 5,275,906

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $350 million	0.61%
Over $350 million up to $750 million	0.59%
Over $750 million up to $1.5 billion	0.56%
Over $1.5 billion	0.54%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs including the investment management fee but excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Service Class	0.97%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.77%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees for all applicable share classes.

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the period ended June 30, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of June 30, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. For the period ended June 30, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the period ended June 30, 2017.

7. PRINCIPAL OWNERSHIP

As of June 30, 2017, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Service Class	1	92.58%	92.58%

8. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 109,561,920	$ 118,727,055

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

10. NEW ACCOUNTING PRONOUNCEMENT

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

10. NEW ACCOUNTING PRONOUNCEMENT (continued)

Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Balanced VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 7-8, 2017, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica Legg Mason Dynamic Allocation – Balanced VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and QS Investors, LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2018.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Services, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed continuation of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmark, in each case for various trailing periods ended December 31, 2016.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Balanced VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Service Class Shares of the Portfolio was below the median for its peer universe for the past 1- and 3-year periods. The Board also noted that the performance of Service Class Shares of the Portfolio was below its primary benchmark for the past 1- and 3-year periods. The Trustees also noted recent changes in the Portfolio’s portfolio management team. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward.

Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Service Class Shares of the Portfolio were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM had not made material changes to this methodology, which had been applied consistently for the Portfolio.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Balanced VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through its undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2017, and held for the entire period until June 30, 2017.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Annualized Expense Ratio (C)
Service Class	$1,000.00	$1,059.10	$4.59	$1,020.30	$4.51	0.90%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2017

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	62.1%
U.S. Fixed Income Funds	30.0
International Equity Fund	6.8
Exchange-Traded Options Purchased	0.6
Repurchase Agreement	0.6
Securities Lending Collateral	0.1
Net Other Assets (Liabilities)	(0.2)
Total	100.0%

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Growth VP

SCHEDULE OF INVESTMENTS

At June 30, 2017

(unaudited)

	Shares	Value
EXCHANGE-TRADED FUNDS - 98.9%
International Equity Fund - 6.8%
iShares MSCI EAFE ETF	574,522	$ 37,458,834

U.S. Equity Funds - 62.1%
iShares Core S&P 500 ETF	998,201	242,972,105
SPDR S&P 500 ETF Trust	251,807	60,886,933
Vanguard Small-Cap ETF	282,393	38,275,547

		342,134,585

U.S. Fixed Income Funds - 30.0%
iShares 20+ Year Treasury Bond ETF (A)	246,559	30,849,462
iShares Core U.S. Aggregate Bond ETF	245,047	26,835,097
Vanguard Total Bond Market ETF	1,311,486	107,318,900

		165,003,459

Total Exchange-Traded Funds (Cost $512,296,289)		544,596,878

	Number of Contracts	Value
EXCHANGE-TRADED OPTIONS PURCHASED - 0.6%
Put - S&P 500® Exercise Price $1,900 Expiration Date 06/15/2018	137	374,010
Put - S&P 500® Exercise Price $1,925 Expiration Date 06/15/2018	21	63,000
Put - S&P 500® Exercise Price $1,950 Expiration Date 06/15/2018	137	442,510
Put - S&P 500® Exercise Price $1,950 Expiration Date 12/21/2018	17	95,200
Put - S&P 500® Exercise Price $1,975 Expiration Date 06/15/2018	23	80,615
Put - S&P 500® Exercise Price $1,975 Expiration Date 12/21/2018	19	111,093
Put - S&P 500® Exercise Price $2,000 Expiration Date 06/15/2018	136	514,760
Put - S&P 500® Exercise Price $2,000 Expiration Date 12/21/2018	18	114,480
Put - S&P 500® Exercise Price $2,025 Expiration Date 06/15/2018	24	98,400
Put - S&P 500® Exercise Price $2,025 Expiration Date 12/21/2018	18	121,950
Put - S&P 500® Exercise Price $2,050 Expiration Date 06/15/2018	136	599,080
Put - S&P 500® Exercise Price $2,050 Expiration Date 12/21/2018	19	137,085
Put - S&P 500® Exercise Price $2,075 Expiration Date 06/15/2018	23	109,365

	Number of Contracts	Value
EXCHANGE-TRADED OPTIONS PURCHASED (continued)
Put - S&P 500® Exercise Price $2,075 Expiration Date 12/21/2018	19	$ 145,920
Put - S&P 500® Exercise Price $2,100 Expiration Date 12/21/2018	19	152,380
Put - S&P 500® Exercise Price $2,125 Expiration Date 12/21/2018	18	156,510

Total Exchange-Traded Options Purchased (Cost $5,121,890)		3,316,358

	Shares	Value
SECURITIES LENDING COLLATERAL - 0.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.97% (B)	557,756	557,756

Total Securities Lending Collateral (Cost $557,756)		557,756

	Principal	Value
REPURCHASE AGREEMENT - 0.6%
State Street Bank & Trust Co. 0.12% (B), dated 06/30/2017, to be repurchased at $3,176,584 on 07/03/2017. Collateralized by a U.S. Government Obligation, 1.13%, due 02/28/2021, and with a value of $3,243,479.	$ 3,176,553	3,176,553

Total Repurchase Agreement (Cost $3,176,553)		3,176,553

Total Investments (Cost $521,152,488) (C)		551,647,545
Net Other Assets (Liabilities) - (0.2)%		(902,645)

Net Assets - 100.0%		$ 550,744,900

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$544,596,878	$—	$—	$544,596,878
Exchange-Traded Options Purchased	3,316,358	—	—	3,316,358
Securities Lending Collateral	557,756	—	—	557,756
Repurchase Agreement	—	3,176,553	—	3,176,553

Total Investments	$548,470,992	$3,176,553	$—	$551,647,545

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of the security on loan is $546,274. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at June 30, 2017.
(C)	Aggregate cost for federal income tax purposes is $521,152,488. Aggregate gross unrealized appreciation and depreciation for all securities is $33,014,097 and $2,519,040, respectively. Net unrealized appreciation for tax purposes is $30,495,057.
(D)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended June 30, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2017

(unaudited)

Assets:
Unaffiliated investments, at value (cost $517,975,935) (including securities loaned of $546,274)	$548,470,992
Repurchase agreement, at value (cost $3,176,553)	3,176,553
Cash	2,243
Receivables and other assets:
Interest	11
Dividends	298,086
Net income from securities lending	2,684
Prepaid expenses	1,968

Total assets	551,952,537

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	198,017
Investment management fees	280,471
Distribution and service fees	114,294
Transfer agent costs	2,208
Trustees, CCO and deferred compensation fees	1,955
Audit and tax fees	12,964
Custody fees	6,687
Legal fees	5,543
Printing and shareholder reports fees	21,659
Other	6,083
Collateral for securities on loan	557,756

Total liabilities	1,207,637

Net assets	$550,744,900

Net assets consist of:
Capital stock ($0.01 par value)	$445,325
Additional paid-in capital	534,230,353
Undistributed (distributions in excess of) net investment income (loss)	8,232,413
Accumulated net realized gain (loss)	(22,658,248)
Net unrealized appreciation (depreciation) on:
Unaffiliated investments	30,495,057

Net assets	$550,744,900

Shares outstanding	44,532,465

Net asset value and offering price per share	$12.37

STATEMENT OF OPERATIONS

For the period ended June 30, 2017

(unaudited)

Investment Income:
Dividend income from unaffiliated investments	$5,298,723
Interest income from unaffiliated investments	1,190
Net income (loss) from securities lending	17,795

Total investment income	5,317,708

Expenses:
Investment management fees	1,714,862
Distribution and service fees	699,029
Transfer agent costs	4,256
Trustees, CCO and deferred compensation fees	6,937
Audit and tax fees	13,239
Custody fees	27,096
Legal fees	16,624
Printing and shareholder reports fees	13,029
Other	8,208

Total expenses	2,503,280

Net investment income (loss)	2,814,428

Net realized gain (loss) on:
Unaffiliated investments	(1,787,541)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	31,368,468

Net realized and change in unrealized gain (loss)	29,580,927

Net increase (decrease) in net assets resulting from operations	$32,395,355

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2017 (unaudited)	December 31, 2016
From operations:
Net investment income (loss)	$2,814,428	$5,434,556
Net realized gain (loss)	(1,787,541)	(16,221,545)
Net change in unrealized appreciation (depreciation)	31,368,468	5,079,263

Net increase (decrease) in net assets resulting from operations	32,395,355	(5,707,726)

Dividends and/or distributions to shareholders:
Net investment income	—	(6,187,977)
Net realized gains	—	(11,366,603)

Total dividends and/or distributions to shareholders	—	(17,554,580)

Capital share transactions:
Proceeds from shares sold	2,862,652	58,398,466
Dividends and/or distributions reinvested	—	17,554,580
Cost of shares redeemed	(61,239,331)	(71,607,926)

Net increase (decrease) in net assets resulting from capital share transactions	(58,376,679)	4,345,120

Net increase (decrease) in net assets	(25,981,324)	(18,917,186)

Net assets:
Beginning of period/year	576,726,224	595,643,410

End of period/year	$550,744,900	$576,726,224

Undistributed (distributions in excess of) net investment income (loss)	$8,232,413	$5,417,985

Capital share transactions - shares:
Shares issued	236,807	4,883,644
Shares reinvested	—	1,476,415
Shares redeemed	(5,080,710)	(6,037,618)

Net increase (decrease) in shares outstanding	(4,843,903)	322,441

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013		December 31, 2012 (A)
Net asset value, beginning of period/year	$11.68		$12.14		$12.59	$11.70	$10.14		$10.00

Investment operations:
Net investment income (loss) (B) (C)	0.06		0.11	(D)	0.15	0.18	0.18		0.16
Net realized and unrealized gain (loss)	0.63		(0.23)		(0.52)	0.78	1.40		(0.02)

Total investment operations	0.69		(0.12)		(0.37)	0.96	1.58		0.14

Dividends and/or distributions to shareholders:
Net investment income	—		(0.12)		(0.08)	(0.07)	(0.02)		—
Net realized gains	—		(0.22)		—	—	(0.00	)(E)	—

Total dividends and/or distributions to shareholders	—		(0.34)		(0.08)	(0.07)	(0.02)		—

Net asset value, end of period/year	$12.37		$11.68		$12.14	$12.59	$11.70		$10.14

Total return (F)	5.91	%(G)	(0.99)%		(2.95)%	8.18%	15.61%		1.40	%(G)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$550,745		$576,726		$595,643	$339,385	$164,650		$22,999
Expenses to average net assets (H)
Excluding waiver and/or reimbursement and recapture	0.90	%(I)	0.89%		0.89%	0.92%	0.94%		1.31	%(I)
Including waiver and/or reimbursement and recapture	0.90	%(I)	0.89	%(D)	0.89%	0.92%	0.96%		1.04	%(I)
Net investment income (loss) to average net assets (B)	1.01	%(I)	0.90	%(D)	1.24%	1.48%	1.62%		2.46	%(I)
Portfolio turnover rate (J)	8	%(G)	182%		80%	9%	3%		54	%(G)

(A)	Commenced operations on May 1, 2012.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Calculated based on average number of shares outstanding.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(E)	Rounds to less than $0.01 or $(0.01).
(F)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(G)	Not annualized.
(H)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(I)	Annualized.
(J)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2017

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. Transamerica Legg Mason Dynamic Allocation – Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at June 30, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to each other as well as to other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of June 30, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2017.

Repurchase agreements at June 30, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of June 30, 2017.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$557,756	$—	$—	$—	$557,756
Total Borrowings	$557,756	$—	$—	$—	$557,756

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Open option contracts at June 30, 2017, if any, are included within the Schedule of Investments.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of June 30, 2017.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A) (B)	$—	$—	$3,316,358	$—	$—	$3,316,358
Total	$—	$—	$3,316,358	$—	$—	$3,316,358

(A)	Included within Investments, at value within the Statement of Assets and Liabilities
(B)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of June 30, 2017.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$—	$(5,555,070)	$—	$—	$(5,555,070)
Total	$—	$—	$(5,555,070)	$—	$—	$(5,555,070)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$—	$—	$678,734	$—	$—	$678,734
Total	$—	$—	$678,734	$—	$—	$678,734

(A)	Included within Net realized gain (loss) on transactions from Investments within the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments within the Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the period ended June 30, 2017.

Purchased Options and Swaptions at value
Calls	Puts
$ —	$ 3,435,606

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $250 million	0.63%
Over $250 million up to $750 million	0.60%
Over $750 million up to $1 billion	0.57%
Over $1 billion up to $1.5 billion	0.56%
Over $1.5 billion	0.55%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs including the investment management fee but excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Service Class	0.99%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.79%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees for all applicable share classes.

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the period ended June 30, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of June 30, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. For the period ended June 30, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the period ended June 30, 2017.

7. PRINCIPAL OWNERSHIP

As of June 30, 2017, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Service Class	2	99.96%	99.96%

8. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 46,170,049	$ 81,781,228

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

10. NEW ACCOUNTING PRONOUNCEMENT

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Growth VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 7-8, 2017, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica Legg Mason Dynamic Allocation – Growth VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and QS Investors, LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2018.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Services, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed continuation of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmark, in each case for various trailing periods ended December 31, 2016.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Growth VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Service Class Shares of the Portfolio was below the median for its peer universe for the past 1- and 3-year periods. The Board also noted that the performance of Service Class Shares of the Portfolio was below its primary benchmark for the past 1- and 3-year periods. The Trustees also noted recent changes in the Portfolio’s portfolio management team. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward.

Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Service Class Shares of the Portfolio were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM had not made material changes to this methodology, which had been applied consistently for the Portfolio.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Growth VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through its undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Madison Balanced Allocation VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2017, and held for the entire period until June 30, 2017.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Annualized Expense Ratio (C)
Service Class	$1,000.00	$1,058.40	$2.45	$1,022.40	$2.41	0.48%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2017

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Fund	47.9%
U.S. Equity Funds	33.2
International Equity Fund	17.2
Repurchase Agreement	1.7
Net Other Assets (Liabilities)	0.0 *
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Madison Balanced Allocation VP

SCHEDULE OF INVESTMENTS

At June 30, 2017

(unaudited)

	Shares	Value
EXCHANGE-TRADED FUNDS - 8.9%
International Equity Fund - 6.0%
Vanguard FTSE All-World ex-US ETF	130,702	$ 6,539,021

U.S. Fixed Income Fund - 2.9%
iShares 20+ Year Treasury Bond ETF	25,337	3,170,166

Total Exchange-Traded Funds (Cost $8,920,200)		9,709,187

INVESTMENT COMPANIES - 89.4%
International Equity Funds - 11.2%
Madison International Stock Fund	533,030	7,046,653
Transamerica International Equity (A)	276,268	5,155,156

		12,201,809

U.S. Equity Funds - 33.2%
Madison Investors Fund	474,559	10,378,598
Madison Large Cap Value Fund	188,942	2,773,663
Madison Mid Cap Fund	292,209	2,729,229
Transamerica Dividend Focused (A)	490,169	5,484,997
Transamerica JPMorgan Enhanced Index VP (B)	175,519	3,513,900
Transamerica Mid Cap Value Opportunities (A)	135,509	1,666,766
Transamerica Small/Mid Cap Value VP (B)	186,372	4,150,509
Transamerica WMC US Growth VP (B)	203,794	5,451,487

		36,149,149

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 45.0%
Madison Core Bond Fund	1,839,497	$ 18,376,578
Transamerica Bond (A)	181,653	1,709,352
Transamerica Core Bond (A)	1,708,489	17,033,640
Transamerica Short-Term Bond (A)	1,192,219	11,957,955

		49,077,525

Total Investment Companies (Cost $94,836,185)		97,428,483

	Principal	Value
REPURCHASE AGREEMENT - 1.7%
State Street Bank & Trust Co. 0.12% (C), dated 06/30/2017, to be repurchased at $1,889,826 on 07/03/2017. Collateralized by a U.S. Government Obligation, 1.13%, due 02/28/2021, and with a value of $1,929,353.	$ 1,889,807	1,889,807

Total Repurchase Agreement (Cost $1,889,807)		1,889,807

Total Investments (Cost $105,646,192) (D)		109,027,477
Net Other Assets (Liabilities) - 0.0% (E)		17,488

Net Assets - 100.0%		$ 109,044,965

SECURITY VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$9,709,187	$—	$—	$9,709,187
Investment Companies	97,428,483	—	—	97,428,483
Repurchase Agreement	—	1,889,807	—	1,889,807

Total Investments	$107,137,670	$1,889,807	$—	$109,027,477

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Investment in the Class I2 shares of the affiliated series of Transamerica Funds.
(B)	Investment in the Initial Class shares of the affiliated portfolio of Transamerica Series Trust.
(C)	Rate disclosed reflects the yield at June 30, 2017.
(D)	Aggregate cost for federal income tax purposes is $105,646,192. Aggregate gross unrealized appreciation and depreciation for all securities is $3,706,213 and $324,928, respectively. Net unrealized appreciation for tax purposes is $3,381,285.
(E)	Percentage rounds to less than 0.1% or (0.1)%.
(F)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended June 30, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Madison Balanced Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2017

(unaudited)

Assets:
Affiliated investments, at value (cost $54,760,781)	$56,123,762
Unaffiliated investments, at value (cost $48,995,604)	51,013,908
Repurchase agreement, at value (cost $1,889,807)	1,889,807
Receivables and other assets:
Shares of beneficial interest sold	70,328
Interest	6
Dividends	59,811
Prepaid expenses	415

Total assets	109,158,037

Liabilities:
Payables and other liabilities:
Investments purchased	59,811
Investment management fees	16,205
Distribution and service fees	22,506
Transfer agent costs	370
Trustees, CCO and deferred compensation fees	355
Audit and tax fees	8,924
Custody fees	1,139
Legal fees	683
Printing and shareholder reports fees	2,492
Other	587

Total liabilities	113,072

Net assets	$109,044,965

Net assets consist of:
Capital stock ($0.01 par value)	$97,065
Additional paid-in capital	105,117,971
Undistributed (distributions in excess of) net investment income (loss)	2,425,610
Accumulated net realized gain (loss)	(1,976,966)
Net unrealized appreciation (depreciation) on:
Affiliated investments	1,362,981
Unaffiliated investments	2,018,304

Net assets	$109,044,965

Shares outstanding	9,706,498

Net asset value and offering price per share	$11.23

STATEMENT OF OPERATIONS

For the period ended June 30, 2017

(unaudited)

Investment Income:
Dividend income from affiliated investments	$442,593
Dividend income from unaffiliated investments	363,627
Interest income from unaffiliated investments	433

Total investment income	806,653

Expenses:
Investment management fees	95,820
Distribution and service fees	133,083
Transfer agent costs	755
Trustees, CCO and deferred compensation fees	1,291
Audit and tax fees	8,898
Custody fees	5,277
Legal fees	2,876
Printing and shareholder reports fees	1,723
Other	4,621

Total expenses	254,344

Net investment income (loss)	552,309

Net realized gain (loss) on:
Affiliated investments	1,577,981
Unaffiliated investments	(942,656)

Net realized gain (loss)	635,325

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	577,547
Unaffiliated investments	4,303,056

Net change in unrealized appreciation (depreciation)	4,880,603

Net realized and change in unrealized gain (loss)	5,515,928

Net increase (decrease) in net assets resulting from operations	$6,068,237

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Madison Balanced Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2017 (unaudited)	December 31, 2016
From operations:
Net investment income (loss)	$552,309	$1,874,133
Net realized gain (loss)	635,325	(1,461,972)
Net change in unrealized appreciation (depreciation)	4,880,603	5,011,684

Net increase (decrease) in net assets resulting from operations	6,068,237	5,423,845

Dividends and/or distributions to shareholders:
Net investment income	—	(1,889,811)
Net realized gains	—	(2,282,274)

Total dividends and/or distributions to shareholders	—	(4,172,085)

Capital share transactions:
Proceeds from shares sold	1,501,868	7,482,167
Dividends and/or distributions reinvested	—	4,172,085
Cost of shares redeemed	(3,581,498)	(6,407,812)

Net increase (decrease) in net assets resulting from capital share transactions	(2,079,630)	5,246,440

Net increase (decrease) in net assets	3,988,607	6,498,200

Net assets:
Beginning of period/year	105,056,358	98,558,158

End of period/year	$109,044,965	$105,056,358

Undistributed (distributions in excess of) net investment income (loss)	$2,425,610	$1,873,301

Capital share transactions - shares:
Shares issued	136,258	713,154
Shares reinvested	—	392,482
Shares redeemed	(327,271)	(607,713)

Net increase (decrease) in shares outstanding	(191,013)	497,923

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Madison Balanced Allocation VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$10.61		$10.49		$11.56	$11.53	$10.45	$9.73

Investment operations:
Net investment income (loss) (A) (B)	0.06		0.19	(C)	0.22	0.26	0.14	0.25
Net realized and unrealized gain (loss)	0.56		0.37		(0.31)	0.40	1.22	0.57

Total investment operations	0.62		0.56		(0.09)	0.66	1.36	0.82

Dividends and/or distributions to shareholders:
Net investment income	—		(0.20)		(0.21)	(0.08)	(0.11)	(0.05)
Net realized gains	—		(0.24)		(0.77)	(0.55)	(0.17)	(0.05)

Total dividends and/or distributions to shareholders	—		(0.44)		(0.98)	(0.63)	(0.28)	(0.10)

Net asset value, end of period/year	$11.23		$10.61		$10.49	$11.56	$11.53	$10.45

Total return (D)	5.84	%(E)	5.25%		(0.73)%	5.74%	13.24%	8.41%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$109,045		$105,056		$98,558	$94,841	$64,558	$29,088
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.48	%(G)	0.47%		0.47%	0.49%	0.52%	0.62%
Including waiver and/or reimbursement and recapture	0.48	%(G)	0.47	%(C)	0.47%	0.49%	0.58%	0.60%
Net investment income (loss) to average net assets (B)	1.04	%(G)	1.82	%(C)	1.94%	2.19%	1.28%	2.41%
Portfolio turnover rate (H)	34	%(E)	63%		60%	131%	139%	56%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Madison Balanced Allocation VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2017

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Madison Balanced Allocation VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Madison Balanced Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Madison Balanced Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Investment companies: Investment companies are valued at the NAV of the underlying portfolios. These investments are actively traded and no valuation adjustments are applied. Investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to each other as well as to other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of June 30, 2017, the Portfolio has not utilized the program.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Madison Balanced Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2017.

Repurchase agreements at June 30, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

For the period ended June 30, 2017, the Portfolio’s transactions in and earnings from investments in affiliates of TAM are as follows:

Transamerica Madison Balanced Allocation VP	Value December 31, 2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value June 30, 2017	Dividend Income	Net Capital Gain Distributions
Transamerica Bond	$2,624,469	$530,042	$(1,501,616)	$(41,243)	$97,700	$1,709,352	$30,042	$—
Transamerica Core Bond	12,677,200	6,423,583	(2,256,755)	(16,468)	206,080	17,033,640	228,051	—
Transamerica Dividend Focused	4,274,035	2,176,918	(1,205,979)	(51,117)	291,140	5,484,997	51,918	—
Transamerica International Equity	—	5,075,000	—	—	80,156	5,155,156	—	—
Transamerica JPMorgan Enhanced Index VP	7,806,730	1,700,000	(6,608,850)	1,150,231	(534,211)	3,513,900	—	—
Transamerica Mid Cap Value Opportunities	3,714,354	475,000	(2,744,585)	198,775	23,222	1,666,766	—	—
Transamerica Short-Term Bond	10,776,945	2,637,583	(1,508,439)	22,743	29,123	11,957,955	132,582	—
Transamerica Small/Mid Cap Value VP	6,701,246	—	(2,907,690)	242,284	114,669	4,150,509	—	—
Transamerica WMC US Growth VP	—	6,400,000	(1,290,957)	72,776	269,668	5,451,487	—	—

Total	$48,574,979	$25,418,126	$(20,024,871)	$1,577,981	$577,547	$56,123,762	$442,593	$—

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Madison Balanced Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM at an annual rate of 0.18% on daily Average Net Assets (“ANA”).

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs including the investment management fee but excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Service Class	0.60%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.35%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees for all applicable share classes.

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the period ended June 30, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of June 30, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. For the period ended June 30, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Madison Balanced Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the period ended June 30, 2017.

6. PRINCIPAL OWNERSHIP

As of June 30, 2017, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Service Class	1	100.00%	100.00%

7. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 35,815,045	$ 39,305,247

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

9. NEW ACCOUNTING PRONOUNCEMENT

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Madison Balanced Allocation VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 7-8, 2017, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica Madison Balanced Allocation VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and Madison Asset Management, LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2018.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Services, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed continuation of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmarks, in each case for various trailing periods ended December 31, 2016.

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Madison Balanced Allocation VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

specific date, and that consideration of performance data for a different period could generate different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Service Class Shares of the Portfolio was in line with the median for the past 3-year period and below the median for its peer universe for the past 1- and 5-year periods. The Board also noted that the performance of Service Class Shares of the Portfolio was above its primary benchmark for the past 1-, 3- and 5-year periods.

Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee was below the medians for its peer group and its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Service Class Shares of the Portfolio were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM had not made material changes to this methodology, which had been applied consistently for the Portfolio.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through its undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Madison Balanced Allocation VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio and that TAM believes that the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Madison Conservative Allocation VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2017, and held for the entire period until June 30, 2017.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Annualized Expense Ratio (C)
Service Class	$1,000.00	$1,043.50	$2.43	$1,022.40	$2.41	0.48%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2017

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	69.0%
U.S. Equity Funds	20.0
International Equity Fund	9.8
Repurchase Agreement	1.4
Net Other Assets (Liabilities)	(0.2)
Total	100.0%

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Madison Conservative Allocation VP

SCHEDULE OF INVESTMENTS

At June 30, 2017

(unaudited)

	Shares	Value
EXCHANGE-TRADED FUNDS - 8.9%
International Equity Fund - 3.7%
Vanguard FTSE All-World ex-US ETF	53,581	$ 2,680,657

U.S. Fixed Income Funds - 5.2%
iShares 20+ Year Treasury Bond ETF	23,927	2,993,747
iShares TIPS Bond ETF	6,333	718,352

		3,712,099

Total Exchange-Traded Funds (Cost $6,045,038)		6,392,756

INVESTMENT COMPANIES - 89.9%
International Equity Funds - 6.1%
Madison International Stock Fund	193,373	2,556,398
Transamerica International Equity (A)	97,092	1,811,728

		4,368,126

U.S. Equity Funds - 20.0%
Madison Investors Fund	255,591	5,589,782
Madison Large Cap Value Fund	60,529	888,563
Madison Mid Cap Fund	78,100	729,453
Transamerica Dividend Focused (A)	196,187	2,195,335
Transamerica JPMorgan Enhanced Index VP (B)	109,221	2,186,596
Transamerica Mid Cap Value Opportunities (A)	30,213	371,622
Transamerica Small/Mid Cap Value VP (B)	40,780	908,178
Transamerica WMC US Growth VP (B)	53,335	1,426,709

		14,296,238

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 63.8%
Madison Core Bond Fund	1,653,897	$ 16,522,431
Transamerica Bond (A)	398,304	3,748,045
Transamerica Core Bond (A)	1,314,853	13,109,084
Transamerica Short-Term Bond (A)	1,216,423	12,200,725

		45,580,285

Total Investment Companies (Cost $63,349,699)		64,244,649

	Principal	Value
REPURCHASE AGREEMENT - 1.4%
State Street Bank & Trust Co. 0.12% (C), dated 06/30/2017, to be repurchased at $969,204 on 07/03/2017. Collateralized by a U.S. Government Obligation, 1.13%, due 02/28/2021, and with a value of $989,286.	$ 969,194	969,194

Total Repurchase Agreement (Cost $969,194)		969,194

Total Investments (Cost $70,363,931) (D)		71,606,599
Net Other Assets (Liabilities) - (0.2)%		(131,534)

Net Assets - 100.0%		$ 71,475,065

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$6,392,756	$—	$—	$6,392,756
Investment Companies	64,244,649	—	—	64,244,649
Repurchase Agreement	—	969,194	—	969,194

Total Investments	$70,637,405	$969,194	$—	$71,606,599

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Investment in the Class I2 shares of the affiliated series of Transamerica Funds.
(B)	Investment in the Initial Class shares of the affiliated portfolio of Transamerica Series Trust.
(C)	Rate disclosed reflects the yield at June 30, 2017.
(D)	Aggregate cost for federal income tax purposes is $70,363,931. Aggregate gross unrealized appreciation and depreciation for all securities is $1,563,395 and $320,727, respectively. Net unrealized appreciation for tax purposes is $1,242,668.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended June 30, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Madison Conservative Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2017

(unaudited)

Assets:
Affiliated investments, at value (cost $37,555,550)	$37,958,022
Unaffiliated investments, at value (cost $31,839,187)	32,679,383
Repurchase agreement, at value (cost $969,194)	969,194
Receivables and other assets:
Interest	3
Dividends	56,401
Prepaid expenses	263

Total assets	71,663,266

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	92,707
Investments purchased	56,401
Investment management fees	10,653
Distribution and service fees	14,796
Transfer agent costs	277
Trustees, CCO and deferred compensation fees	263
Audit and tax fees	8,692
Custody fees	1,297
Legal fees	635
Printing and shareholder reports fees	1,899
Other	581

Total liabilities	188,201

Net assets	$71,475,065

Net assets consist of:
Capital stock ($0.01 par value)	$66,226
Additional paid-in capital	69,875,519
Undistributed (distributions in excess of) net investment income (loss)	1,864,460
Accumulated net realized gain (loss)	(1,573,808)
Net unrealized appreciation (depreciation) on:
Affiliated investments	402,472
Unaffiliated investments	840,196

Net assets	$71,475,065

Shares outstanding	6,622,642

Net asset value and offering price per share	$10.79

STATEMENT OF OPERATIONS

For the period ended June 30, 2017

(unaudited)

Investment Income:
Dividend income from affiliated investments	$407,840
Dividend income from unaffiliated investments	287,290
Interest income from unaffiliated investments	258

Total investment income	695,388

Expenses:
Investment management fees	64,777
Distribution and service fees	89,967
Transfer agent costs	537
Trustees, CCO and deferred compensation fees	890
Audit and tax fees	8,657
Custody fees	5,131
Legal fees	2,077
Printing and shareholder reports fees	1,365
Other	846

Total expenses	174,247

Net investment income (loss)	521,141

Net realized gain (loss) on:
Affiliated investments	454,707
Unaffiliated investments	56,657

Net realized gain (loss)	511,364

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	518,239
Unaffiliated investments	1,577,970

Net change in unrealized appreciation (depreciation)	2,096,209

Net realized and change in unrealized gain (loss)	2,607,573

Net increase (decrease) in net assets resulting from operations	$3,128,714

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Madison Conservative Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2017 (unaudited)	December 31, 2016
From operations:
Net investment income (loss)	$521,141	$1,343,893
Net realized gain (loss)	511,364	(667,464)
Net change in unrealized appreciation (depreciation)	2,096,209	2,349,057

Net increase (decrease) in net assets resulting from operations	3,128,714	3,025,486

Dividends and/or distributions to shareholders:
Net investment income	—	(1,541,347)
Net realized gains	—	(561,806)

Total dividends and/or distributions to shareholders	—	(2,103,153)

Capital share transactions:
Proceeds from shares sold	233,341	3,941,255
Dividends and/or distributions reinvested	—	2,103,153
Cost of shares redeemed	(4,885,852)	(8,064,161)

Net increase (decrease) in net assets resulting from capital share transactions	(4,652,511)	(2,019,753)

Net increase (decrease) in net assets	(1,523,797)	(1,097,420)

Net assets:
Beginning of period/year	72,998,862	74,096,282

End of period/year	$71,475,065	$72,998,862

Undistributed (distributions in excess of) net investment income (loss)	$1,864,460	$1,343,319

Capital share transactions - shares:
Shares issued	21,937	378,614
Shares reinvested	—	201,451
Shares redeemed	(460,902)	(777,270)

Net increase (decrease) in shares outstanding	(438,965)	(197,205)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Madison Conservative Allocation VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$10.34		$10.21		$10.94	$11.04	$10.55	$9.97

Investment operations:
Net investment income (loss) (A) (B)	0.08		0.19	(C)	0.22	0.20	0.20	0.33
Net realized and unrealized gain (loss)	0.37		0.23		(0.29)	0.32	0.50	0.31

Total investment operations	0.45		0.42		(0.07)	0.52	0.70	0.64

Dividends and/or distributions to shareholders:
Net investment income	—		(0.21)		(0.19)	(0.15)	(0.12)	(0.04)
Net realized gains	—		(0.08)		(0.47)	(0.47)	(0.09)	(0.02)

Total dividends and/or distributions to shareholders	—		(0.29)		(0.66)	(0.62)	(0.21)	(0.06)

Net asset value, end of period/year	$10.79		$10.34		$10.21	$10.94	$11.04	$10.55

Total return (D)	4.35	%(E)	4.09%		(0.66)%	4.76%	6.76%	6.43%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$71,475		$72,999		$74,096	$74,680	$64,090	$35,531
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.48	%(G)	0.48%		0.48%	0.49%	0.51%	0.62%
Including waiver and/or reimbursement and recapture	0.48	%(G)	0.48	%(C)	0.48%	0.49%	0.56%	0.60%
Net investment income (loss) to average net assets (B)	1.45	%(G)	1.79	%(C)	2.06%	1.84%	1.87%	3.10%
Portfolio turnover rate (H)	25	%(E)	69%		68%	128%	141%	50%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Madison Conservative Allocation VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2017

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Madison Conservative Allocation VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Madison Conservative Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Madison Conservative Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Investment companies: Investment companies are valued at the NAV of the underlying portfolios. These investments are actively traded and no valuation adjustments are applied. Investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to each other as well as to other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of June 30, 2017, the Portfolio has not utilized the program.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Madison Conservative Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2017.

Repurchase agreements at June 30, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

For the period ended June 30, 2017, the Portfolio’s transactions in and earnings from investments in affiliates of TAM are as follows:

Affiliated Investments	Value December 31, 2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value June 30, 2017	Dividend Income	Net Capital Gain Distributions
Transamerica Bond	$4,054,493	$690,872	$(1,101,185)	$64,967	$38,898	$3,748,045	$65,872	$—
Transamerica Core Bond	12,483,920	3,093,462	(2,630,501)	(44,990)	207,193	13,109,084	193,462	—
Transamerica Dividend Focused	2,299,738	721,031	(945,628)	(29,892)	150,086	2,195,335	21,031	—
Transamerica International Equity	—	1,775,000	—	—	36,728	1,811,728	—	—
Transamerica JPMorgan Enhanced Index VP	2,715,484	875,000	(1,626,614)	221,694	1,032	2,186,596	—	—
Transamerica Mid Cap Value Opportunities	1,100,208	300,000	(1,097,348)	80,742	(11,980)	371,622	—	—
Transamerica Short-Term Bond	10,087,747	2,597,475	(539,605)	(4,798)	59,906	12,200,725	127,475	—
Transamerica Small/Mid Cap Value VP	2,448,497	—	(1,645,445)	123,924	(18,798)	908,178	—	—
Transamerica WMC US Growth VP	—	2,075,000	(746,525)	43,060	55,174	1,426,709	—	—

Total	$35,190,087	$12,127,840	$(10,332,851)	$454,707	$518,239	$37,958,022	$407,840	$—

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Madison Conservative Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM at an annual rate of 0.18% on daily Average Net Assets (“ANA”).

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs including the investment management fee but excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Service Class	0.60%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.35%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees for all applicable share classes.

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the period ended June 30, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of June 30, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. For the period ended June 30, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Madison Conservative Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the period ended June 30, 2017.

6. PRINCIPAL OWNERSHIP

As of June 30, 2017, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Service Class	1	100.00%	100.00%

7. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 17,892,663	$ 23,132,488

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

9. NEW ACCOUNTING PRONOUNCEMENT

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Madison Conservative Allocation VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 7-8, 2017, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica Madison Conservative Allocation VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and Madison Asset Management, LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2018.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Services, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed continuation of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmarks, in each case for various trailing periods ended December 31, 2016.

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate different performance results. The

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Madison Conservative Allocation VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Service Class Shares of the Portfolio was below the median for its peer universe for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Service Class Shares of the Portfolio was above its primary benchmark for the past 1- and 5-year periods and below its primary benchmark for the past 3-year period.

Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee was below the median for its peer group and above the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Service Class Shares of the Portfolio were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM had not made material changes to this methodology, which had been applied consistently for the Portfolio.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through its undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Madison Conservative Allocation VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio and that TAM believes that the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Madison Diversified Income VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2017, and held for the entire period until June 30, 2017.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Annualized Expense Ratio
Service Class	$1,000.00	$1,039.40	$5.51	$1,019.40	$5.46	1.09%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2017

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	41.9%
Corporate Debt Securities	22.7
U.S. Government Obligations	17.0
U.S. Government Agency Obligations	9.4
Repurchase Agreement	4.3
Municipal Government Obligations	3.4
Asset-Backed Securities	0.9
Securities Lending Collateral	0.3
Mortgage-Backed Security	0.1
Net Other Assets (Liabilities)	(0.0)*
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS - 41.9%
Aerospace & Defense - 2.3%
Boeing Co.	6,500	$ 1,285,375
United Technologies Corp.	12,550	1,532,480

		2,817,855

Air Freight & Logistics - 1.2%
United Parcel Service, Inc., Class B	13,400	1,481,906

Banks - 3.8%
BB&T Corp.	16,200	735,642
PNC Financial Services Group, Inc.	11,500	1,436,005
US Bancorp	33,100	1,718,552
Wells Fargo & Co.	11,300	626,133

		4,516,332

Beverages - 1.6%
Diageo PLC, ADR	9,100	1,090,453
PepsiCo, Inc.	7,650	883,499

		1,973,952

Biotechnology - 0.8%
Amgen, Inc.	5,500	947,265

Capital Markets - 1.8%
CME Group, Inc., Class A	11,000	1,377,640
Northern Trust Corp.	7,500	729,075

		2,106,715

Chemicals - 1.7%
Monsanto Co.	5,350	633,226
Praxair, Inc.	10,300	1,365,265

		1,998,491

Communications Equipment - 1.2%
Cisco Systems, Inc.	45,000	1,408,500

Diversified Telecommunication Services - 1.0%
Verizon Communications, Inc.	26,600	1,187,956

Electric Utilities - 1.3%
Duke Energy Corp.	6,800	568,412
NextEra Energy, Inc.	7,200	1,008,936

		1,577,348

Electrical Equipment - 0.8%
Emerson Electric Co.	15,500	924,110

Electronic Equipment, Instruments & Components - 1.0%
TE Connectivity, Ltd.	15,900	1,251,012

Energy Equipment & Services - 0.8%
Schlumberger, Ltd.	15,100	994,184

Food Products - 1.0%
Nestle SA, ADR	13,400	1,168,480

Health Care Equipment & Supplies - 0.9%
Medtronic PLC	11,500	1,020,625

Hotels, Restaurants & Leisure - 1.9%
Carnival Corp.	22,200	1,455,654
McDonald’s Corp.	5,400	827,064

		2,282,718

Household Durables - 0.6%
Whirlpool Corp.	3,500	670,670

Household Products - 0.9%
Procter & Gamble Co.	12,900	1,124,235

	Shares	Value
COMMON STOCKS (continued)
Industrial Conglomerates - 2.0%
3M Co.	5,800	$ 1,207,502
General Electric Co.	43,100	1,164,131

		2,371,633

Insurance - 1.6%
Chubb, Ltd.	5,800	843,204
Travelers Cos., Inc.	8,800	1,113,464

		1,956,668

IT Services - 1.3%
Accenture PLC, Class A	8,100	1,001,808
Automatic Data Processing, Inc.	5,200	532,792

		1,534,600

Machinery - 0.6%
Caterpillar, Inc.	7,000	752,220

Multi-Utilities - 0.5%
Dominion Energy, Inc.	8,400	643,692

Oil, Gas & Consumable Fuels - 2.0%
Chevron Corp.	8,900	928,537
Exxon Mobil Corp.	17,900	1,445,067

		2,373,604

Pharmaceuticals - 4.2%
Johnson & Johnson	12,900	1,706,541
Merck & Co., Inc.	17,000	1,089,530
Novartis AG, ADR	11,700	976,599
Pfizer, Inc.	36,500	1,226,035

		4,998,705

Road & Rail - 0.6%
Union Pacific Corp.	6,900	751,479

Semiconductors & Semiconductor Equipment - 1.6%
Texas Instruments, Inc.	11,800	907,774
Xilinx, Inc.	14,800	951,936

		1,859,710

Software - 1.3%
Microsoft Corp.	22,000	1,516,460

Specialty Retail - 1.0%
Home Depot, Inc.	8,000	1,227,200

Technology Hardware, Storage & Peripherals - 0.6%
Apple, Inc.	5,300	763,306

Total Common Stocks (Cost $40,708,203)		50,201,631

	Principal	Value
ASSET-BACKED SECURITIES - 0.9%
American Express Credit Account Master Trust Series 2014-3, Class A, 1.49%, 04/15/2020	$ 250,000	250,085
CarMax Auto Owner Trust
Series 2014-1, Class B, 1.69%, 08/15/2019	100,000	100,020
Series 2017-1, Class A2, 1.54%, 02/18/2020	200,000	199,976
Chase Issuance Trust Series 2017-A1, Class A, 1.46% (A), 01/18/2022	300,000	300,990

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
ASSET-BACKED SECURITIES (continued)
CNH Equipment Trust Series 2014-A, Class A3, 0.84%, 05/15/2019	$ 3,165	$ 3,164
Santander Drive Auto Receivables Trust
Series 2013-4, Class C, 3.25%, 01/15/2020	73,766	73,956
Series 2013-5, Class C, 2.25%, 06/17/2019	84,180	84,314
Series 2013-5, Class D, 2.73%, 10/15/2019	75,000	75,537

Total Asset-Backed Securities (Cost $1,089,947)		1,088,042

CORPORATE DEBT SECURITIES - 22.7%
Banks - 2.7%
Bank of Montreal 1.90%, 08/27/2021, MTN	250,000	245,334
Fifth Third Bancorp 2.30%, 03/01/2019	300,000	301,218
Huntington National Bank 2.20%, 04/01/2019	400,000	400,462
JPMorgan Chase & Co. 2.97%, 01/15/2023	250,000	252,974
3.13%, 01/23/2025	400,000	397,659
KeyCorp 5.10%, 03/24/2021, MTN	750,000	820,603
Regions Financial Corp. 3.20%, 02/08/2021	250,000	255,602
US Bancorp 1.95%, 11/15/2018, MTN	500,000	502,571

		3,176,423

Beverages - 0.6%
Anheuser-Busch InBev Finance, Inc. 4.90%, 02/01/2046	225,000	253,944
Coca-Cola Co. 2.45%, 11/01/2020	500,000	508,533

		762,477

Capital Markets - 1.0%
CBOE Holdings, Inc. 3.65%, 01/12/2027	175,000	176,506
Goldman Sachs Group, Inc. 5.75%, 01/24/2022	500,000	562,937
Morgan Stanley 3.88%, 01/27/2026, MTN	100,000	102,948
4.30%, 01/27/2045	250,000	258,529
Nasdaq, Inc. 3.85%, 06/30/2026	50,000	50,733

		1,151,653

Communications Equipment - 0.5%
Cisco Systems, Inc. 2.20%, 02/28/2021	325,000	326,756
Harris Corp. 5.05%, 04/27/2045	250,000	280,586

		607,342

Consumer Finance - 1.0%
Capital One Financial Corp. 2.45%, 04/24/2019	200,000	201,070

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Consumer Finance (continued)
Ford Motor Credit Co. LLC 2.94%, 01/08/2019, MTN	$ 250,000	$ 253,213
General Motors Financial Co., Inc. 3.20%, 07/06/2021	300,000	303,372
Synchrony Financial 3.70%, 08/04/2026	250,000	241,262
3.75%, 08/15/2021	250,000	256,781

		1,255,698

Diversified Financial Services - 0.2%
Berkshire Hathaway, Inc. 3.13%, 03/15/2026	100,000	101,125
Brookfield Finance, Inc. 4.25%, 06/02/2026	125,000	128,385

		229,510

Diversified Telecommunication Services - 1.3%
AT&T, Inc. 3.00%, 02/15/2022	400,000	401,782
4.75%, 05/15/2046	75,000	73,545
Verizon Communications, Inc. 4.40%, 11/01/2034	300,000	297,257
5.15%, 09/15/2023	675,000	749,781

		1,522,365

Electric Utilities - 0.2%
Duke Energy Corp. 3.75%, 09/01/2046	250,000	237,494

Electrical Equipment - 0.2%
Emerson Electric Co. 5.00%, 04/15/2019	175,000	184,461

Electronic Equipment, Instruments & Components - 0.1%
Fortive Corp. 2.35%, 06/15/2021	100,000	99,422

Energy Equipment & Services - 0.3%
Schlumberger Holdings Corp. 4.00%, 12/21/2025 (B)	300,000	314,488

Equity Real Estate Investment Trusts - 1.4%
Boston Properties, LP 2.75%, 10/01/2026	500,000	472,086
Brixmor Operating Partnership, LP 3.65%, 06/15/2024	250,000	245,991
Simon Property Group, LP 3.38%, 03/15/2022	750,000	775,018
Welltower, Inc. 4.50%, 01/15/2024	200,000	213,442

		1,706,537

Food & Staples Retailing - 0.7%
CVS Health Corp. 5.13%, 07/20/2045	250,000	286,599
Wal-Mart Stores, Inc. 3.25%, 10/25/2020	400,000	416,573
Walgreens Boots Alliance, Inc. 4.50%, 11/18/2034	155,000	162,653

		865,825

Food Products - 0.5%
Bunge, Ltd. Finance Corp. 3.25%, 08/15/2026	250,000	238,871
Kraft Heinz Foods Co. 4.38%, 06/01/2046	200,000	195,867

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Food Products (continued)
Tyson Foods, Inc. 3.55%, 06/02/2027	$ 150,000	$ 151,750

		586,488

Health Care Providers & Services - 0.4%
UnitedHealth Group, Inc. 2.88%, 03/15/2023	500,000	507,677

Hotels, Restaurants & Leisure - 0.4%
Marriott International, Inc. 3.13%, 06/15/2026	250,000	245,258
McDonald’s Corp. 4.88%, 12/09/2045, MTN	250,000	278,716

		523,974

Insurance - 0.5%
Aflac, Inc. 3.63%, 11/15/2024	300,000	314,161
Marsh & McLennan Cos., Inc. 2.55%, 10/15/2018, MTN	225,000	227,178

		541,339

Internet & Direct Marketing Retail - 0.6%
Amazon.com, Inc. 3.80%, 12/05/2024	400,000	426,156
Priceline Group, Inc. 3.60%, 06/01/2026	250,000	253,066

		679,222

Internet Software & Services - 0.4%
eBay, Inc. 1.35%, 07/15/2017	425,000	424,952

IT Services - 0.9%
Broadridge Financial Solutions, Inc. 3.40%, 06/27/2026	250,000	246,140
Fidelity National Information Services, Inc. 3.00%, 08/15/2026	175,000	169,455
Fiserv, Inc. 2.70%, 06/01/2020	250,000	252,946
Visa, Inc. 3.15%, 12/14/2025	400,000	406,107

		1,074,648

Machinery - 0.4%
Caterpillar, Inc. 3.90%, 05/27/2021	500,000	531,177

Media - 1.1%
Comcast Corp. 5.15%, 03/01/2020	475,000	514,683
Omnicom Group, Inc. 3.60%, 04/15/2026	300,000	301,846
Time Warner, Inc. 4.75%, 03/29/2021	500,000	538,464

		1,354,993

Multiline Retail - 0.4%
Target Corp. 2.90%, 01/15/2022	500,000	513,376

Oil, Gas & Consumable Fuels - 2.9%
BP Capital Markets PLC 3.12%, 05/04/2026	200,000	198,226

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
ConocoPhillips Co. 4.15%, 11/15/2034	$ 500,000	$ 502,449
5.75%, 02/01/2019	110,000	116,429
Energy Transfer, LP 5.20%, 02/01/2022	400,000	430,074
Enterprise Products Operating LLC 3.75%, 02/15/2025	300,000	308,941
5.20%, 09/01/2020	300,000	325,599
Exxon Mobil Corp. 4.11%, 03/01/2046	225,000	237,353
Marathon Oil Corp. 2.70%, 06/01/2020	250,000	247,793
6.00%, 10/01/2017	375,000	378,561
Phillips 66 4.65%, 11/15/2034	400,000	421,026
Valero Energy Corp. 6.63%, 06/15/2037	250,000	308,775

		3,475,226

Pharmaceuticals - 0.3%
Allergan Funding SCS 4.75%, 03/15/2045	150,000	161,920
Shire Acquisitions Investments Ireland DAC 1.90%, 09/23/2019	200,000	199,072

		360,992

Road & Rail - 0.3%
Norfolk Southern Corp. 3.25%, 12/01/2021	400,000	413,000

Semiconductors & Semiconductor Equipment - 1.3%
Analog Devices, Inc. 5.30%, 12/15/2045	175,000	200,445
Intel Corp. 3.30%, 10/01/2021	925,000	967,224
4.90%, 07/29/2045	250,000	290,468
NVIDIA Corp. 2.20%, 09/16/2021	100,000	98,885

		1,557,022

Software - 1.1%
Activision Blizzard, Inc. 3.40%, 06/15/2027	100,000	99,660
Autodesk, Inc. 4.38%, 06/15/2025	250,000	263,733
Microsoft Corp. 1.55%, 08/08/2021	250,000	244,607
3.00%, 10/01/2020	400,000	414,603
Oracle Corp. 4.00%, 07/15/2046	325,000	328,215

		1,350,818

Technology Hardware, Storage & Peripherals - 0.6%
Apple, Inc. 2.40%, 05/03/2023	450,000	446,459
Dell International LLC / EMC Corp. 8.35%, 07/15/2046 (B)	75,000	96,794
Hewlett Packard Enterprise Co. 6.35%, 10/15/2045	175,000	184,953

		728,206

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Trading Companies & Distributors - 0.4%
Air Lease Corp. 3.63%, 04/01/2027	$ 200,000	$ 200,019
3.75%, 02/01/2022 (C)	300,000	313,060

		513,079

Total Corporate Debt Securities (Cost $26,676,247)		27,249,884

MORTGAGE-BACKED SECURITY - 0.1%
Bear Stearns Commercial Mortgage Securities Trust Series 2007-PW17, Class A1A, 5.65% (A), 06/11/2050	68,102	68,226

Total Mortgage-Backed Security (Cost $72,869)		68,226

MUNICIPAL GOVERNMENT OBLIGATIONS - 3.4%
California - 1.0%
Los Angeles Department of Water & Power Power System Revenue, Revenue Bonds, 6.17%, 07/01/2040	250,000	277,338
Palomar Community College District, General Obligation Unlimited, Series B1, 7.19%, 08/01/2045	425,000	488,117
Rancho Water District Financing Authority, Revenue Bonds, Series A, 6.34%, 08/01/2040	350,000	392,073

		1,157,528

Florida - 0.5%
County of Pasco Water & Sewer Revenue, Revenue Bonds, Series B, 6.76%, 10/01/2039	500,000	547,620

Iowa - 0.2%
State of Iowa, Revenue Bonds, 6.75%, 06/01/2034	250,000	269,925

Massachusetts - 0.4%
University of Massachusetts Building Authority, Revenue Bonds, 6.57%, 05/01/2039	500,000	539,710

New York - 0.8%
Metropolitan Transportation Authority, Revenue Bonds, 6.55%, 11/15/2031	340,000	439,474
New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds, 6.27%, 08/01/2039	500,000	539,740

		979,214

Oregon - 0.2%
Washington County School District No. 1, General Obligation Limited, 4.36%, 06/30/2034	200,000	207,176

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Texas - 0.3%
Northside Independent School District, General Obligation Unlimited, Series B, 5.74%, 08/15/2035	$ 325,000	$ 349,375

Total Municipal Government Obligations (Cost $4,178,927)		4,050,548

U.S. GOVERNMENT AGENCY OBLIGATIONS - 9.4%
Federal Home Loan Mortgage Corp. 1.25% (D), 06/14/2019, MTN	500,000	499,415
2.50%, 03/01/2031	81,950	82,478
3.00%, 09/01/2042 - 04/01/2043	941,858	945,562
3.50%, 01/01/2029 - 08/01/2045	1,244,229	1,284,141
4.00%, 09/01/2040 - 03/01/2047	512,560	540,318
4.50%, 02/01/2025 - 09/01/2041	363,466	388,504
5.00%, 10/01/2039	195,281	213,546
5.50%, 01/01/2037	75,620	84,544
Federal Home Loan Mortgage Corp. REMIC 5.00%, 07/15/2036	261,402	286,715
Federal National Mortgage Association 2.47% (A), 03/25/2023	267,929	269,124
2.50%, 05/01/2031	129,113	129,981
3.00%, 05/01/2027 - 03/01/2043	1,797,368	1,826,876
3.50%, 08/01/2026 - 12/01/2045	1,891,411	1,957,006
4.00%, 02/01/2035 - 12/01/2046	1,860,845	1,965,935
4.50%, 03/01/2039 - 07/01/2041	164,196	177,658
5.00%, 07/01/2035	7,274	7,985
Federal National Mortgage Association REMIC 2.50%, 04/25/2040	196,968	198,137
FREMF Mortgage Trust Series 2011-K702, Class B, 4.93% (A), 04/25/2044 (B)	300,000	304,816
Government National Mortgage Association 3.50%, 12/15/2042	140,459	145,918
4.00%, 12/15/2039	16,014	16,858
4.50%, 08/15/2040	13,071	14,087

Total U.S. Government Agency Obligations (Cost $11,449,555)		11,339,604

U.S. GOVERNMENT OBLIGATIONS - 17.0%
U.S. Treasury - 17.0%
U.S. Treasury Bond 2.50%, 02/15/2045	750,000	699,932
2.75%, 08/15/2042 - 11/15/2042	1,300,000	1,285,031
4.38%, 05/15/2041	400,000	512,734
U.S. Treasury Note 1.38%, 06/30/2018 - 12/31/2018	4,800,000	4,802,578
1.50%, 08/15/2026	500,000	467,754
1.63%, 08/15/2022	1,500,000	1,479,785
2.00%, 11/15/2021 - 08/15/2025	3,950,000	3,945,947
2.38%, 07/31/2017 - 06/30/2018	3,500,000	3,527,321
3.13%, 05/15/2019 - 05/15/2021	3,500,000	3,647,656

Total U.S. Government Obligations (Cost $20,208,434)		20,368,738

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Shares	Value
SECURITIES LENDING COLLATERAL - 0.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.97% (E)	320,760	$320,760

Total Securities Lending Collateral (Cost $320,760)		320,760

	Principal	Value
REPURCHASE AGREEMENT - 4.3%
State Street Bank & Trust Co. 0.12% (E), dated 06/30/2017, to be repurchased at $5,167,781 on 07/03/2017. Collateralized by a U.S. Government Obligation, 1.13%, due 02/28/2021, and with a value of $5,271,269.	$5,167,729	$ 5,167,729

Total Repurchase Agreement (Cost $5,167,729)		5,167,729

Total Investments (Cost $109,872,671) (F)		119,855,162
Net Other Assets (Liabilities) - (0.0)% (G)		(30,303)

Net Assets - 100.0%		$119,824,859

SECURITY VALUATION:

Valuation Inputs (H)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$50,201,631	$—	$—	$50,201,631
Asset-Backed Securities	—	1,088,042	—	1,088,042
Corporate Debt Securities	—	27,249,884	—	27,249,884
Mortgage-Backed Security	—	68,226	—	68,226
Municipal Government Obligations	—	4,050,548	—	4,050,548
U.S. Government Agency Obligations	—	11,339,604	—	11,339,604
U.S. Government Obligations	—	20,368,738	—	20,368,738
Securities Lending Collateral	320,760	—	—	320,760
Repurchase Agreement	—	5,167,729	—	5,167,729

Total Investments	$50,522,391	$69,332,771	$—	$119,855,162

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of June 30, 2017.
(B)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2017, the total value of 144A securities is $716,098, representing 0.6% of the Portfolio’s net assets.
(C)	All or a portion of the security is on loan. The value of the security on loan is $314,557. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(D)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of June 30, 2017; the maturity date disclosed is the ultimate maturity date.
(E)	Rates disclosed reflect the yields at June 30, 2017.
(F)	Aggregate cost for federal income tax purposes is $109,872,671. Aggregate gross unrealized appreciation and depreciation for all securities is $10,916,199 and $933,708, respectively. Net unrealized appreciation for tax purposes is $9,982,491.
(G)	Percentage rounds to less than 0.1% or (0.1)%.
(H)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended June 30, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Madison Diversified Income VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2017

(unaudited)

Assets:
Investments, at value (cost $104,704,942) (including securities loaned of $314,557)	$114,687,433
Repurchase agreement, at value (cost $5,167,729)	5,167,729
Receivables and other assets:
Investments sold	349,322
Interest	430,664
Dividends	45,425
Net income from securities lending	143
Prepaid expenses	457

Total assets	120,681,173

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	82,150
Investments purchased	331,167
Investment management fees	76,596
Distribution and service fees	24,550
Transfer agent costs	405
Trustees, CCO and deferred compensation fees	393
Audit and tax fees	12,505
Custody fees	1,737
Legal fees	763
Printing and shareholder reports fees	4,125
Other	1,163
Collateral for securities on loan	320,760

Total liabilities	856,314

Net assets	$119,824,859

Net assets consist of:
Capital stock ($0.01 par value)	$92,741
Additional paid-in capital	102,267,885
Undistributed (distributions in excess of) net investment income (loss)	2,847,220
Accumulated net realized gain (loss)	4,634,522
Net unrealized appreciation (depreciation) on:
Investments	9,982,491

Net assets	$119,824,859

Shares outstanding	9,274,118

Net asset value and offering price per share	$12.92

STATEMENT OF OPERATIONS

For the period ended June 30, 2017

(unaudited)

Investment Income:
Dividend income	$708,737
Interest income	861,767
Net income (loss) from securities lending	243
Withholding taxes on foreign income	(8,310)

Total investment income	1,562,437

Expenses:
Investment management fees	456,196
Distribution and service fees	146,217
Transfer agent costs	830
Trustees, CCO and deferred compensation fees	1,421
Audit and tax fees	12,473
Custody fees	10,696
Legal fees	3,171
Printing and shareholder reports fees	2,502
Other	1,576

Total expenses	635,082

Net investment income (loss)	927,355

Net realized gain (loss) on:
Investments	1,926,728

Net change in unrealized appreciation (depreciation) on:
Investments	1,684,329

Net realized and change in unrealized gain (loss)	3,611,057

Net increase (decrease) in net assets resulting from operations	$4,538,412

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Madison Diversified Income VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2017 (unaudited)	December 31, 2016
From operations:
Net investment income (loss)	$927,355	$1,813,282
Net realized gain (loss)	1,926,728	2,829,126
Net change in unrealized appreciation (depreciation)	1,684,329	2,884,244

Net increase (decrease) in net assets resulting from operations	4,538,412	7,526,652

Dividends and/or distributions to shareholders:
Net investment income	—	(1,498,483)
Net realized gains	—	(733,575)

Total dividends and/or distributions to shareholders	—	(2,232,058)

Capital share transactions:
Proceeds from shares sold	3,659,648	6,357,405
Dividends and/or distributions reinvested	—	2,232,058
Cost of shares redeemed	(4,359,646)	(7,630,896)

Net increase (decrease) in net assets resulting from capital share transactions	(699,998)	958,567

Net increase (decrease) in net assets	3,838,414	6,253,161

Net assets:
Beginning of period/year	115,986,445	109,733,284

End of period/year	$119,824,859	$115,986,445

Undistributed (distributions in excess of) net investment income (loss)	$2,847,220	$1,919,865

Capital share transactions - shares:
Shares issued	287,898	518,466
Shares reinvested	—	178,708
Shares redeemed	(343,420)	(622,030)

Net increase (decrease) in shares outstanding	(55,522)	75,144

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Madison Diversified Income VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013		December 31, 2012
Net asset value, beginning of period/year	$12.43		$11.86		$12.20	$11.74	$10.79		$10.22

Investment operations:
Net investment income (loss) (A)	0.10		0.20	(B)	0.16	0.13	0.11		0.09
Net realized and unrealized gain (loss)	0.39		0.61		(0.15)	0.55	0.88		0.49

Total investment operations	0.49		0.81		0.01	0.68	0.99		0.58

Dividends and/or distributions to shareholders:
Net investment income	—		(0.16)		(0.12)	(0.08)	(0.04)		(0.01)
Net realized gains	—		(0.08)		(0.23)	(0.14)	(0.00	)(C)	(0.00	)(C)

Total dividends and/or distributions to shareholders	—		(0.24)		(0.35)	(0.22)	(0.04)		(0.01)

Net asset value, end of period/year	$12.92		$12.43		$11.86	$12.20	$11.74		$10.79

Total return (D)	3.94	%(E)	6.84%		0.15%	5.81%	9.22%		5.66%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$119,825		$115,986		$109,733	$105,561	$86,054		$46,522
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.09	%(F)	1.09%		1.09%	1.09%	1.11%		1.19%
Including waiver and/or reimbursement and recapture	1.09	%(F)	1.08	%(B)	1.09%	1.09%	1.11%		1.26%
Net investment income (loss) to average net assets	1.59	%(F)	1.60	%(B)	1.33%	1.12%	0.94%		0.83%
Portfolio turnover rate	10	%(E)	29%		18%	19%	12%		21%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2017

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Madison Diversified Income VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations and variable rate notes: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at June 30, 2017, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at June 30, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to each other as well as to other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of June 30, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2017.

Repurchase agreements at June 30, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of June 30, 2017.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions Corporate Debt Securities	$320,760	$—	$—	$—	$320,760
Total Borrowings	$320,760	$—	$—	$—	$320,760

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM at an annual rate of 0.78% on daily Average Net Assets (“ANA”).

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs including the investment management fee but excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Service Class	1.21%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	1.01%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees for all applicable share classes.

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the period ended June 30, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of June 30, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. For the period ended June 30, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the period ended June 30, 2017.

7. PRINCIPAL OWNERSHIP

As of June 30, 2017, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Service Class	1	99.97%	99.97%

8. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 8,424,665	$ 2,581,033	$ 10,890,480	$ 1,461,507

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

10. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

10. NEW ACCOUNTING PRONOUNCEMENTS (continued)

to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implication, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Madison Diversified Income VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 7-8, 2017, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica Madison Diversified Income VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and Madison Asset Management, LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2018.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Services, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed continuation of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmarks, in each case for various trailing periods ended December 31, 2016.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Madison Diversified Income VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Service Class Shares of the Portfolio was above the median for its peer universe for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Service Class Shares of the Portfolio was above its primary benchmark for the past 1-, 3- and 5-year periods. The Trustees also noted recent changes in the Portfolio’s portfolio management team. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward.

Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee was in line with the median for its peer group and above the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Service Class Shares of the Portfolio were in line with the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM had not made material changes to this methodology, which had been applied consistently for the Portfolio.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Madison Diversified Income VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through its undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio and that TAM believes that the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Portfolio. The Board also noted that the Sub-Adviser participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and the contract holders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Portfolio’s brokerage transactions.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Managed Risk – Balanced ETF VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2017, and held for the entire period until June 30, 2017.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,065.80	$1.64	$1,023.20	$1.61	0.32%
Service Class	1,000.00	1,064.80	2.92	1,022.00	2.86	0.57

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2017

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	43.9%
U.S. Equity Funds	38.9
International Equity Funds	16.6
Securities Lending Collateral	1.0
Repurchase Agreement	0.6
Net Other Assets (Liabilities)	(1.0)
Total	100.0%

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Managed Risk – Balanced ETF VP

SCHEDULE OF INVESTMENTS

At June 30, 2017

(unaudited)

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.4%
International Equity Funds - 16.6%
Vanguard FTSE All-World ex-US ETF (A)	1,963,787	$ 98,248,264
Vanguard FTSE Developed Markets ETF (A)	16,734,111	691,453,466
Vanguard FTSE Emerging Markets ETF	3,929,842	160,455,449
Vanguard Total International Stock ETF (A)	1,882,783	97,848,232

		1,048,005,411

U.S. Equity Funds - 38.9%
iShares Core S&P Total US Stock Market ETF (A)	3,946,343	218,706,329
Schwab U.S. Broad Market ETF (A)	3,129,692	182,961,794
Vanguard Mid-Cap ETF	1,206,515	171,952,518
Vanguard S&P 500 ETF (A)	3,541,031	786,321,344
Vanguard Small-Cap ETF (A)	611,028	82,818,735
Vanguard Total Stock Market ETF (A)	8,196,855	1,020,098,605

		2,462,859,325

U.S. Fixed Income Funds - 43.9%
iShares Core U.S. Aggregate Bond ETF	4,795,876	525,196,381
Vanguard Intermediate-Term Bond ETF	694,185	58,679,458
Vanguard Long-Term Bond ETF (A)	501,885	46,745,569
Vanguard Mortgage-Backed Securities ETF (A)	1,654,634	87,133,027
Vanguard Short-Term Bond ETF (A)	1,391,344	111,098,818
Vanguard Total Bond Market ETF	23,773,488	1,945,384,523

		2,774,237,776

Total Exchange-Traded Funds (Cost $5,849,447,717)		6,285,102,512

	Shares	Value
SECURITIES LENDING COLLATERAL - 1.0%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.97% (B)	63,815,060	$ 63,815,060

Total Securities Lending Collateral (Cost $63,815,060)		63,815,060

	Principal	Value
REPURCHASE AGREEMENT - 0.6%
State Street Bank & Trust Co. 0.12% (B), dated 06/30/2017, to be repurchased at $41,041,443 on 07/03/2017. Collateralized by U.S. Government Obligations, 1.13% - 1.25%, due 02/28/2021 - 03/31/2021, and with a total value of $41,865,628.	$ 41,041,032	41,041,032

Total Repurchase Agreement (Cost $41,041,032)		41,041,032

Total Investments (Cost $5,954,303,809) (C)		6,389,958,604
Net Other Assets (Liabilities) - (1.0)%		(63,646,922)

Net Assets - 100.0%		$ 6,326,311,682

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$6,285,102,512	$—	$—	$6,285,102,512
Securities Lending Collateral	63,815,060	—	—	63,815,060
Repurchase Agreement	—	41,041,032	—	41,041,032

Total Investments	$6,348,917,572	$41,041,032	$—	$6,389,958,604

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $62,442,742. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at June 30, 2017.
(C)	Aggregate cost for federal income tax purposes is $5,954,303,809. Aggregate gross unrealized appreciation and depreciation for all securities is $466,141,661 and $30,486,866, respectively. Net unrealized appreciation for tax purposes is $435,654,795.
(D)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended June 30, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Managed Risk – Balanced ETF VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2017

(unaudited)

Assets:
Unaffiliated investments, at value (cost $5,913,262,777) (including securities loaned of $62,442,742)	$6,348,917,572
Repurchase agreement, at value (cost $41,041,032)	41,041,032
Receivables and other assets:
Shares of beneficial interest sold	191,679
Investments sold	3,139,800
Interest	137
Net income from securities lending	28,931
Prepaid expenses	23,896

Total assets	6,393,343,047

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	12,085
Investment management fees	1,572,253
Distribution and service fees	1,305,521
Transfer agent costs	21,733
Trustees, CCO and deferred compensation fees	20,662
Audit and tax fees	55,323
Custody fees	16,083
Legal fees	41,597
Printing and shareholder reports fees	109,588
Other	61,460
Collateral for securities on loan	63,815,060

Total liabilities	67,031,365

Net assets	$6,326,311,682

Net assets consist of:
Capital stock ($0.01 par value)	$5,349,292
Additional paid-in capital	6,021,474,655
Undistributed (distributions in excess of) net investment income (loss)	153,426,049
Accumulated net realized gain (loss)	(289,593,109)
Net unrealized appreciation (depreciation) on:
Unaffiliated investments	435,654,795

Net assets	$6,326,311,682

Net assets by class:
Initial Class	$2,815,165
Service Class	6,323,496,517

Shares outstanding:
Initial Class	234,789
Service Class	534,694,365

Net asset value and offering price per share:
Initial Class	$11.99
Service Class	11.83

STATEMENT OF OPERATIONS

For the period ended June 30, 2017

(unaudited)

Investment Income:
Dividend income from unaffiliated investments	$64,275,240
Interest income from unaffiliated investments	13,205
Net income (loss) from securities lending	226,351

Total investment income	64,514,796

Expenses:
Investment management fees	9,341,221
Distribution and service fees:
Service Class	7,756,150
Transfer agent costs	44,235
Trustees, CCO and deferred compensation fees	75,469
Audit and tax fees	59,459
Custody fees	41,314
Legal fees	168,723
Printing and shareholder reports fees	54,887
Other	83,592

Total expenses	17,625,050

Net investment income (loss)	46,889,746

Net realized gain (loss) on:
Unaffiliated investments	7,608,507

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	336,114,877

Net realized and change in unrealized gain (loss)	343,723,384

Net increase (decrease) in net assets resulting from operations	$390,613,130

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Managed Risk – Balanced ETF VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2017 (unaudited)	December 31, 2016
From operations:
Net investment income (loss)	$46,889,746	$106,615,518
Net realized gain (loss)	7,608,507	(237,747,418)
Net change in unrealized appreciation (depreciation)	336,114,877	353,280,586

Net increase (decrease) in net assets resulting from operations	390,613,130	222,148,686

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	—	(45,881)
Service Class	—	(99,905,033)

Total dividends and/or distributions from net investment income	—	(99,950,914)

Net realized gains:
Initial Class	—	(19,726)
Service Class	—	(49,025,450)

Total dividends and/or distributions from net realized gains	—	(49,045,176)

Total dividends and/or distributions to shareholders	—	(148,996,090)

Capital share transactions:
Proceeds from shares sold:
Initial Class	287,007	560,592
Service Class	16,197,972	151,346,349

	16,484,979	151,906,941

Dividends and/or distributions reinvested:
Initial Class	—	65,607
Service Class	—	148,930,483

	—	148,996,090

Cost of shares redeemed:
Initial Class	(217,325)	(397,566)
Service Class	(204,922,233)	(191,937,610)

	(205,139,558)	(192,335,176)

Net increase (decrease) in net assets resulting from capital share transactions	(188,654,579)	108,567,855

Net increase (decrease) in net assets	201,958,551	181,720,451

Net assets:
Beginning of period/year	6,124,353,131	5,942,632,680

End of period/year	$6,326,311,682	$6,124,353,131

Undistributed (distributions in excess of) net investment income (loss)	$153,426,049	$106,536,303

Capital share transactions - shares:
Shares issued:
Initial Class	24,761	50,494
Service Class	1,410,608	13,848,613

	1,435,369	13,899,107

Shares reinvested:
Initial Class	—	5,806
Service Class	—	13,333,078

	—	13,338,884

Shares redeemed:
Initial Class	(18,576)	(35,789)
Service Class	(17,799,985)	(17,376,312)

	(17,818,561)	(17,412,101)

Net increase (decrease) in shares outstanding:
Initial Class	6,185	20,511
Service Class	(16,389,377)	9,805,379

	(16,383,192)	9,825,890

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Managed Risk – Balanced ETF VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$11.25		$11.11		$11.92	$11.82	$10.85	$10.37

Investment operations:
Net investment income (loss) (A) (B)	0.10		0.23	(C)	0.23	0.24	0.20	0.26
Net realized and unrealized gain (loss)	0.64		0.21		(0.41)	0.32	1.06	0.63

Total investment operations	0.74		0.44		(0.18)	0.56	1.26	0.89

Dividends and/or distributions to shareholders:
Net investment income	—		(0.21)		(0.17)	(0.12)	(0.14)	(0.15)
Net realized gains	—		(0.09)		(0.46)	(0.34)	(0.15)	(0.26)

Total dividends and/or distributions to shareholders	—		(0.30)		(0.63)	(0.46)	(0.29)	(0.41)

Net asset value, end of period/year	$11.99		$11.25		$11.11	$11.92	$11.82	$10.85

Total return (D)	6.58	%(E)	3.94%		(1.50)%	4.81%	11.76%	8.67%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$2,815		$2,571		$2,311	$2,449	$2,818	$3,894
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.32	%(G)	0.32%		0.33%	0.33%	0.34%	0.34%
Including waiver and/or reimbursement and recapture	0.32	%(G)	0.32	%(C)	0.33%	0.33%	0.34%	0.34%
Net investment income (loss) to average net assets (B)	1.78	%(G)	2.04	%(C)	1.95%	2.00%	1.73%	2.45%
Portfolio turnover rate (H)	0	%(E)(I)	65%		74%	164%	88%	56%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.
(I)	Rounds to less than 1%.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$11.11		$10.97		$11.79	$11.71	$10.77	$10.31

Investment operations:
Net investment income (loss) (A) (B)	0.09		0.19	(C)	0.20	0.23	0.20	0.23
Net realized and unrealized gain (loss)	0.63		0.22		(0.41)	0.30	1.01	0.62

Total investment operations	0.72		0.41		(0.21)	0.53	1.21	0.85

Dividends and/or distributions to shareholders:
Net investment income	—		(0.18)		(0.15)	(0.11)	(0.12)	(0.13)
Net realized gains	—		(0.09)		(0.46)	(0.34)	(0.15)	(0.26)

Total dividends and/or distributions to shareholders	—		(0.27)		(0.61)	(0.45)	(0.27)	(0.39)

Net asset value, end of period/year	$11.83		$11.11		$10.97	$11.79	$11.71	$10.77

Total return (D)	6.48	%(E)	3.75%		(1.77)%	4.55%	11.43%	8.40%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$6,323,497		$6,121,782		$5,940,322	$4,878,563	$2,882,837	$1,387,892
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.57	%(G)	0.57%		0.58%	0.58%	0.59%	0.59%
Including waiver and/or reimbursement and recapture	0.57	%(G)	0.57	%(C)	0.58%	0.58%	0.59%	0.59%
Net investment income (loss) to average net assets (B)	1.51	%(G)	1.76	%(C)	1.77%	1.94%	1.75%	2.23%
Portfolio turnover rate (H)	0	%(E)(I)	65%		74%	164%	88%	56%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.
(I)	Rounds to less than 1%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Managed Risk – Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2017

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Managed Risk – Balanced ETF VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Managed Risk – Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Managed Risk – Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Managed Risk – Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at June 30, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to each other as well as to other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of June 30, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2017.

Repurchase agreements at June 30, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of June 30, 2017.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$63,815,060	$—	$—	$—	$63,815,060
Total Borrowings	$63,815,060	$—	$—	$—	$63,815,060

5. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Managed Risk – Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $50 million	0.34%
Over $50 million up to $250 million	0.32%
Over $250 million	0.30%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.37%	May 1, 2018
Service Class	0.62%
Prior to May 1, 2017
Portfolio Level (A)	0.37%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees for all applicable share classes.

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the period ended June 30, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of June 30, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Managed Risk – Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. For the period ended June 30, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the period ended June 30, 2017.

6. PRINCIPAL OWNERSHIP

As of June 30, 2017, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	3	97.64%	97.64%
Service Class	1	92.61%	92.61%

7. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 22,528,326	$ 166,840,918

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Managed Risk – Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

9. NEW ACCOUNTING PRONOUNCEMENT

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Managed Risk – Balanced ETF VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 7-8, 2017, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica Managed Risk – Balanced ETF VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and Milliman Financial Risk Management LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2018.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Services, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed continuation of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmark, in each case for various trailing periods ended December 31, 2016.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Managed Risk – Balanced ETF VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Initial Class Shares of the Portfolio was below the median for its peer universe for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Initial Class Shares of the Portfolio was above its primary benchmark for the past 1- and 5-year periods and below its primary benchmark for the past 3-year period. The Board noted that the Portfolio’s sub-adviser had commenced subadvising the Portfolio on July 1, 2015 pursuant to its current investment strategies. The Trustees observed that the performance of the Portfolio had improved during the first quarter of 2017.

Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Initial Class Shares of the Portfolio were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM had not made material changes to this methodology, which had been applied consistently for the Portfolio.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Managed Risk – Balanced ETF VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through its undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Managed Risk – Conservative ETF VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2017, and held for the entire period until June 30, 2017.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,051.70	$1.68	$1,023.20	$1.66	0.33%
Service Class	1,000.00	1,050.50	2.95	1,021.90	2.91	0.58

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2017

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	51.8%
U.S. Equity Funds	34.7
International Equity Funds	12.8
Securities Lending Collateral	2.6
Repurchase Agreement	0.7
Net Other Assets (Liabilities)	(2.6)
Total	100.0%

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Managed Risk – Conservative ETF VP

SCHEDULE OF INVESTMENTS

At June 30, 2017

(unaudited)

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.3%
International Equity Funds - 12.8%
Vanguard FTSE Developed Markets ETF	2,184,622	$ 90,268,581
Vanguard FTSE Emerging Markets ETF	481,063	19,641,803

		109,910,384

U.S. Equity Funds - 34.7%
iShares Core S&P Total US Stock Market ETF (A)	1,353,374	75,003,987
Schwab U.S. Broad Market ETF	766,495	44,809,298
Vanguard Mid-Cap ETF	63,445	9,042,181
Vanguard S&P 500 ETF	273,221	60,671,455
Vanguard Small-Cap ETF (A)	29,671	4,021,607
Vanguard Total Stock Market ETF (A)	847,910	105,522,400

		299,070,928

U.S. Fixed Income Funds - 51.8%
iShares Core U.S. Aggregate Bond ETF	988,488	108,249,321
Schwab U.S. Aggregate Bond ETF (A)	1,129,126	58,996,833
Vanguard Total Bond Market ETF	3,405,413	278,664,946

		445,911,100

Total Exchange-Traded Funds (Cost $816,695,553)		854,892,412

	Shares	Value
SECURITIES LENDING COLLATERAL - 2.6%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.97% (B)	22,117,990	$ 22,117,990

Total Securities Lending Collateral (Cost $22,117,990)		22,117,990

	Principal	Value
REPURCHASE AGREEMENT - 0.7%
State Street Bank & Trust Co. 0.12% (B), dated 06/30/2017, to be repurchased at $5,633,258 on 07/03/2017. Collateralized by a U.S. Government Obligation, 1.13%, due 07/31/2021, and with a value of $5,750,750.	$ 5,633,201	5,633,201

Total Repurchase Agreement (Cost $5,633,201)		5,633,201

Total Investments (Cost $844,446,744) (C)		882,643,603
Net Other Assets (Liabilities) - (2.6)%		(22,176,242)

Net Assets - 100.0%		$ 860,467,361

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$854,892,412	$—	$—	$854,892,412
Securities Lending Collateral	22,117,990	—	—	22,117,990
Repurchase Agreement	—	5,633,201	—	5,633,201

Total Investments	$877,010,402	$5,633,201	$—	$882,643,603

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $21,643,603. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at June 30, 2017.
(C)	Aggregate cost for federal income tax purposes is $844,446,744. Aggregate gross unrealized appreciation and depreciation for all securities is $42,079,948 and $3,883,089, respectively. Net unrealized appreciation for tax purposes is $38,196,859.
(D)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended June 30, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Managed Risk – Conservative ETF VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2017

(unaudited)

Assets:
Unaffiliated investments, at value (cost $838,813,543) (including securities loaned of $21,643,603)	$877,010,402
Repurchase agreement, at value (cost $5,633,201)	5,633,201
Receivables and other assets:
Shares of beneficial interest sold	41,790
Investments sold	939,787
Interest	19
Net income from securities lending	14,432
Prepaid expenses	3,229

Total assets	883,642,860

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	86,419
Investments purchased	513,755
Investment management fees	218,408
Distribution and service fees	177,894
Transfer agent costs	3,261
Trustees, CCO and deferred compensation fees	3,065
Audit and tax fees	14,444
Custody fees	2,250
Legal fees	6,654
Printing and shareholder reports fees	22,392
Other	8,967
Collateral for securities on loan	22,117,990

Total liabilities	23,175,499

Net assets	$860,467,361

Net assets consist of:
Capital stock ($0.01 par value)	$700,663
Additional paid-in capital	814,434,949
Undistributed (distributions in excess of) net investment income (loss)	22,346,703
Accumulated net realized gain (loss)	(15,211,813)
Net unrealized appreciation (depreciation) on:
Unaffiliated investments	38,196,859

Net assets	$860,467,361

Net assets by class:
Initial Class	$12,963
Service Class	860,454,398

Shares outstanding:
Initial Class	1,045
Service Class	70,065,224

Net asset value and offering price per share:
Initial Class	$12.41	(A)
Service Class	12.28

(A)	Actual net asset value per share presented differs from calculated net asset value per share due to rounding.

STATEMENT OF OPERATIONS

For the period ended June 30, 2017

(unaudited)

Investment Income:
Dividend income from unaffiliated investments	$9,049,345
Interest income from unaffiliated investments	1,647
Net income (loss) from securities lending	70,088

Total investment income	9,121,080

Expenses:
Investment management fees	1,315,929
Distribution and service fees:
Service Class	1,071,797
Transfer agent costs	6,407
Trustees, CCO and deferred compensation fees	10,547
Audit and tax fees	15,015
Custody fees	10,187
Legal fees	24,254
Printing and shareholder reports fees	11,444
Other	12,100

Total expenses	2,477,680

Net investment income (loss)	6,643,400

Net realized gain (loss) on:
Unaffiliated investments	(177,223)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	35,858,742

Net realized and change in unrealized gain (loss)	35,681,519

Net increase (decrease) in net assets resulting from operations	$42,324,919

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Managed Risk – Conservative ETF VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2017 (unaudited)	December 31, 2016
From operations:
Net investment income (loss)	$6,643,400	$15,710,754
Net realized gain (loss)	(177,223)	(6,870,287)
Net change in unrealized appreciation (depreciation)	35,858,742	25,532,409

Net increase (decrease) in net assets resulting from operations	42,324,919	34,372,876

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	—	(222)
Service Class	—	(14,120,138)

Total dividends and/or distributions from net investment income	—	(14,120,360)

Net realized gains:
Initial Class	—	(109)
Service Class	—	(7,902,783)

Total dividends and/or distributions from net realized gains	—	(7,902,892)

Total dividends and/or distributions to shareholders	—	(22,023,252)

Capital share transactions:
Proceeds from shares sold:
Initial Class	616	1,085
Service Class	11,750,399	80,889,077

	11,751,015	80,890,162

Dividends and/or distributions reinvested:
Initial Class	—	331
Service Class	—	22,022,921

	—	22,023,252

Cost of shares redeemed:
Initial Class	(743)	(1,091)
Service Class	(63,987,885)	(68,670,898)

	(63,988,628)	(68,671,989)

Net increase (decrease) in net assets resulting from capital share transactions	(52,237,613)	34,241,425

Net increase (decrease) in net assets	(9,912,694)	46,591,049

Net assets:
Beginning of period/year	870,380,055	823,789,006

End of period/year	$860,467,361	$870,380,055

Undistributed (distributions in excess of) net investment income (loss)	$22,346,703	$15,703,303

Capital share transactions - shares:
Shares issued:
Initial Class	51	91
Service Class	977,661	6,885,931

	977,712	6,886,022

Shares reinvested:
Initial Class	—	28
Service Class	—	1,852,222

	—	1,852,250

Shares redeemed:
Initial Class	(61)	(92)
Service Class	(5,339,082)	(5,860,950)

	(5,339,143)	(5,861,042)

Net increase (decrease) in shares outstanding:
Initial Class	(10)	27
Service Class	(4,361,421)	2,877,203

	(4,361,431)	2,877,230

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Managed Risk – Conservative ETF VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$11.80		$11.61		$12.41	$12.30	$11.76	$11.24

Investment operations:
Net investment income (loss) (A) (B)	0.11		0.24	(C)	0.24	0.26	0.23	0.21
Net realized and unrealized gain (loss)	0.50		0.28		(0.29)	0.41	0.65	0.55

Total investment operations	0.61		0.52		(0.05)	0.67	0.88	0.76

Dividends and/or distributions to shareholders:
Net investment income	—		(0.22)		(0.21)	(0.18)	(0.17)	(0.13)
Net realized gains	—		(0.11)		(0.54)	(0.38)	(0.17)	(0.11)

Total dividends and/or distributions to shareholders	—		(0.33)		(0.75)	(0.56)	(0.34)	(0.24)

Net asset value, end of period/year	$12.41		$11.80		$11.61	$12.41	$12.30	$11.76

Total return (D)	5.17	%(E)	4.36%		(0.40)%	5.48%	7.67%	6.78%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$13		$12		$12	$12	$11	$11
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.33	%(G)	0.32%		0.34%	0.35%	0.35%	0.36%
Including waiver and/or reimbursement and recapture	0.33	%(G)	0.32	%(C)	0.34%	0.35%	0.35%	0.37%
Net investment income (loss) to average net assets (B)	1.80	%(G)	2.06	%(C)	1.98%	2.08%	1.88%	1.83%
Portfolio turnover rate (H)	17	%(E)	21%		38%	96%	86%	47%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$11.69		$11.51		$12.32	$12.22	$11.69	$11.18

Investment operations:
Net investment income (loss) (A) (B)	0.09		0.21	(C)	0.21	0.23	0.20	0.25
Net realized and unrealized gain (loss)	0.50		0.27		(0.30)	0.41	0.65	0.49

Total investment operations	0.59		0.48		(0.09)	0.64	0.85	0.74

Dividends and/or distributions to shareholders:
Net investment income	—		(0.19)		(0.18)	(0.16)	(0.15)	(0.12)
Net realized gains	—		(0.11)		(0.54)	(0.38)	(0.17)	(0.11)

Total dividends and/or distributions to shareholders	—		(0.30)		(0.72)	(0.54)	(0.32)	(0.23)

Net asset value, end of period/year	$12.28		$11.69		$11.51	$12.32	$12.22	$11.69

Total return (D)	5.05	%(E)	4.08%		(0.69)%	5.24%	7.47%	6.62%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$860,454		$870,368		$823,777	$755,641	$573,898	$406,592
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.58	%(G)	0.57%		0.59%	0.59%	0.60%	0.61%
Including waiver and/or reimbursement and recapture	0.58	%(G)	0.57	%(C)	0.59%	0.59%	0.60%	0.62%
Net investment income (loss) to average net assets (B)	1.55	%(G)	1.80	%(C)	1.74%	1.89%	1.66%	2.14%
Portfolio turnover rate (H)	17	%(E)	21%		38%	96%	86%	47%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Managed Risk – Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2017

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Managed Risk – Conservative ETF VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Managed Risk – Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Managed Risk – Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities.

When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Managed Risk – Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at June 30, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to each other as well as to other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of June 30, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2017.

Repurchase agreements at June 30, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of June 30, 2017.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions Exchange-Traded Funds	$22,117,990	$—	$—	$—	$22,117,990
Total Borrowings	$22,117,990	$—	$—	$—	$22,117,990

5. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Managed Risk – Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $50 million	0.34%
Over $50 million up to $250 million	0.32%
Over $250 million	0.30%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs including the investment management fee but excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.37%	May 1, 2018
Service Class	0.62%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.37%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees for all applicable share classes.

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the period ended June 30, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of June 30, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Managed Risk – Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. For the period ended June 30, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the period ended June 30, 2017.

6. PRINCIPAL OWNERSHIP

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	1	100%	100%
Service Class	2	99.49%	99.49%

7. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 144,098,052	$ 189,685,246

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Managed Risk – Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

9. NEW ACCOUNTING PRONOUNCEMENT

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Managed Risk – Conservative ETF VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 7-8, 2017, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica Managed Risk – Conservative ETF VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and Milliman Financial Risk Management LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2018.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Services, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed continuation of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmark, in each case for various trailing periods ended December 31, 2016.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Managed Risk – Conservative ETF VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Initial Class Shares of the Portfolio was in line with the median for its peer universe for the past 3- and 5-year periods and below the median for the past 1-year period. The Board also noted that the performance of Initial Class Shares of the Portfolio was above its primary benchmark for the past 1-, 3- and 5-year periods. The Board noted that the Portfolio’s sub-adviser had commenced subadvising the Portfolio on July 1, 2015 pursuant to its current investment strategies.

Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee was in line with the median for its peer group and below the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Initial Class Shares of the Portfolio were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM had not made material changes to this methodology, which had been applied consistently for the Portfolio.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Managed Risk – Conservative ETF VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through its undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Managed Risk – Growth ETF VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2017, and held for the entire period until June 30, 2017.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,086.60	$1.66	$1,023.20	$1.61	0.32%
Service Class	1,000.00	1,085.90	2.95	1,022.00	2.86	0.57

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2017

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	57.3%
International Equity Funds	23.5
U.S. Fixed Income Funds	18.6
Securities Lending Collateral	9.9
Repurchase Agreement	0.7
Net Other Assets (Liabilities)	(10.0)
Total	100.0%

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Managed Risk – Growth ETF VP

SCHEDULE OF INVESTMENTS

At June 30, 2017

(unaudited)

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.4%
International Equity Funds - 23.5%
Vanguard FTSE All-World ex-US ETF (A)	3,523,339	$ 176,272,650
Vanguard FTSE Developed Markets ETF (A)	8,080,656	333,892,706
Vanguard FTSE Emerging Markets ETF (A)	1,614,231	65,909,052
Vanguard Total International Stock ETF (A)	3,395,777	176,478,530

		752,552,938

U.S. Equity Funds - 57.3%
iShares Core S&P Total US Stock Market ETF (A)	3,342,628	185,248,444
Schwab U.S. Broad Market ETF (A)	3,247,033	189,821,549
Vanguard Mid-Cap ETF	918,865	130,956,640
Vanguard S&P 500 ETF (A)	2,206,594	489,996,264
Vanguard Small-Cap ETF (A)	475,052	64,388,548
Vanguard Total Stock Market ETF (A)	6,238,465	776,376,969

		1,836,788,414

U.S. Fixed Income Funds - 18.6%
iShares Core U.S. Aggregate Bond ETF	2,562,975	280,671,392
Vanguard Intermediate-Term Bond ETF (A)	180,280	15,239,069
Vanguard Long-Term Bond ETF (A)	130,388	12,144,338
Vanguard Mortgage-Backed Securities ETF (A)	429,863	22,636,586
Vanguard Short-Term Bond ETF (A)	361,419	28,859,307
Vanguard Total Bond Market ETF	2,873,716	235,156,180

		594,706,872

Total Exchange-Traded Funds (Cost $2,834,532,167)		3,184,048,224

	Shares	Value
SECURITIES LENDING COLLATERAL - 9.9%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.97% (B)	318,842,780	$ 318,842,780

Total Securities Lending Collateral (Cost $318,842,780)		318,842,780

	Principal	Value
REPURCHASE AGREEMENT - 0.7%
State Street Bank & Trust Co. 0.12% (B), dated 06/30/2017, to be repurchased at $21,732,487 on 07/03/2017. Collateralized by a U.S. Government Obligation, 1.13%, due 02/28/2021, and with a value of $22,167,877.	$ 21,732,270	21,732,270

Total Repurchase Agreement (Cost $21,732,270)		21,732,270

Total Investments (Cost $3,175,107,217) (C)		3,524,623,274
Net Other Assets (Liabilities) - (10.0)%		(320,973,702)

Net Assets - 100.0%		$ 3,203,649,572

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$3,184,048,224	$—	$—	$3,184,048,224
Securities Lending Collateral	318,842,780	—	—	318,842,780
Repurchase Agreement	—	21,732,270	—	21,732,270

Total Investments	$3,502,891,004	$21,732,270	$—	$3,524,623,274

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $312,043,149. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at June 30, 2017.
(C)	Aggregate cost for federal income tax purposes is $3,175,107,217. Aggregate gross unrealized appreciation and depreciation for all securities is $352,787,463 and $3,271,406, respectively. Net unrealized appreciation for tax purposes is $349,516,057.
(D)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended June 30, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Managed Risk – Growth ETF VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2017

(unaudited)

Assets:
Unaffiliated investments, at value (cost $3,153,374,947) (including securities loaned of $312,043,149)	$3,502,891,004
Repurchase agreement, at value (cost $21,732,270)	21,732,270
Receivables and other assets:
Shares of beneficial interest sold	11
Interest	73
Net income from securities lending	17,239
Prepaid expenses	11,687

Total assets	3,524,652,284

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	515,215
Investment management fees	798,988
Distribution and service fees	660,855
Transfer agent costs	11,137
Trustees, CCO and deferred compensation fees	10,618
Audit and tax fees	32,042
Custody fees	4,010
Legal fees	24,024
Printing and shareholder reports fees	69,748
Other	33,295
Collateral for securities on loan	318,842,780

Total liabilities	321,002,712

Net assets	$3,203,649,572

Net assets consist of:
Capital stock ($0.01 par value)	$3,089,165
Additional paid-in capital	3,029,151,845
Undistributed (distributions in excess of) net investment income (loss)	75,418,001
Accumulated net realized gain (loss)	(253,525,496)
Net unrealized appreciation (depreciation) on:
Unaffiliated investments	349,516,057

Net assets	$3,203,649,572

Net assets by class:
Initial Class	$4,127,306
Service Class	3,199,522,266

Shares outstanding:
Initial Class	391,436
Service Class	308,525,088

Net asset value and offering price per share:
Initial Class	$10.54
Service Class	10.37

STATEMENT OF OPERATIONS

For the period ended June 30, 2017

(unaudited)

Investment Income:
Dividend income from unaffiliated investments	$32,404,323
Interest income from unaffiliated investments	6,547
Net income (loss) from securities lending	227,314

Total investment income	32,638,184

Expenses:
Investment management fees	4,728,669
Distribution and service fees:
Service Class	3,910,577
Transfer agent costs	22,329
Trustees, CCO and deferred compensation fees	38,096
Audit and tax fees	33,758
Custody fees	20,821
Legal fees	86,621
Printing and shareholder reports fees	31,998
Other	43,557

Total expenses	8,916,426

Net investment income (loss)	23,721,758

Net realized gain (loss) on:
Unaffiliated investments	11,362,936

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	222,980,465

Net realized and change in unrealized gain (loss)	234,343,401

Net increase (decrease) in net assets resulting from operations	$258,065,159

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Managed Risk – Growth ETF VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2017 (unaudited)	December 31, 2016
From operations:
Net investment income (loss)	$23,721,758	$51,718,010
Net realized gain (loss)	11,362,936	(190,720,075)
Net change in unrealized appreciation (depreciation)	222,980,465	281,224,789

Net increase (decrease) in net assets resulting from operations	258,065,159	142,222,724

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	—	(99,421)
Service Class	—	(50,378,309)

Total dividends and/or distributions from net investment income	—	(50,477,730)

Net realized gains:

Capital share transactions:
Proceeds from shares sold:
Initial Class	370,318	583,756
Service Class	19,603,089	60,325,900

	19,973,407	60,909,656

Dividends and/or distributions reinvested:
Initial Class	—	99,421
Service Class	—	50,378,309

	—	50,477,730

Cost of shares redeemed:
Initial Class	(875,446)	(2,209,076)
Service Class	(144,423,039)	(316,859,410)

	(145,298,485)	(319,068,486)

Net increase (decrease) in net assets resulting from capital share transactions	(125,325,078)	(207,681,100)

Net increase (decrease) in net assets	132,740,081	(115,936,106)

Net assets:
Beginning of period/year	3,070,909,491	3,186,845,597

End of period/year	$3,203,649,572	$3,070,909,491

Undistributed (distributions in excess of) net investment income (loss)	$75,418,001	$51,696,243

Capital share transactions - shares:
Shares issued:
Initial Class	36,206	61,482
Service Class	1,939,169	6,547,653

	1,975,375	6,609,135

Shares reinvested:
Initial Class	—	10,346
Service Class	—	5,319,779

	—	5,330,125

Shares redeemed:
Initial Class	(86,239)	(233,219)
Service Class	(14,427,381)	(34,023,170)

	(14,513,620)	(34,256,389)

Net increase (decrease) in shares outstanding:
Initial Class	(50,033)	(161,391)
Service Class	(12,488,212)	(22,155,738)

	(12,538,245)	(22,317,129)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Managed Risk – Growth ETF VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$9.70		$9.41		$10.84	$11.14	$9.67	$9.60

Investment operations:
Net investment income (loss) (A) (B)	0.09		0.17	(C)	0.16	0.23	0.20	0.22
Net realized and unrealized gain (loss)	0.75		0.30		(0.51)	0.24	1.62	0.87

Total investment operations	0.84		0.47		(0.35)	0.47	1.82	1.09

Dividends and/or distributions to shareholders:
Net investment income	—		(0.18)		(0.18)	(0.13)	(0.14)	(0.18)
Net realized gains	—		—		(0.90)	(0.64)	(0.21)	(0.84)

Total dividends and/or distributions to shareholders	—		(0.18)		(1.08)	(0.77)	(0.35)	(1.02)

Net asset value, end of period/year	$10.54		$9.70		$9.41	$10.84	$11.14	$9.67

Total return (D)	8.66	%(E)	4.97%		(3.17)%	4.17%	19.09%	11.79%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$4,128		$4,282		$5,674	$13,263	$9,510	$4,165
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.32	%(G)	0.32%		0.33%	0.33%	0.34%	0.34%
Including waiver and/or reimbursement and recapture	0.32	%(G)	0.31	%(C)	0.33%	0.33%	0.34%	0.34%
Net investment income (loss) to average net assets (B)	1.74	%(G)	1.83	%(C)	1.50%	2.03%	1.92%	2.24%
Portfolio turnover rate (H)	1	%(E)	126%		178%	304%	98%	76%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$9.55		$9.27		$10.71	$11.02	$9.58	$9.52

Investment operations:
Net investment income (loss) (A) (B)	0.08		0.15	(C)	0.16	0.20	0.18	0.21
Net realized and unrealized gain (loss)	0.74		0.28		(0.54)	0.24	1.60	0.85

Total investment operations	0.82		0.43		(0.38)	0.44	1.78	1.06

Dividends and/or distributions to shareholders:
Net investment income	—		(0.15)		(0.16)	(0.11)	(0.13)	(0.16)
Net realized gains	—		—		(0.90)	(0.64)	(0.21)	(0.84)

Total dividends and/or distributions to shareholders	—		(0.15)		(1.06)	(0.75)	(0.34)	(1.00)

Net asset value, end of period/year	$10.37		$9.55		$9.27	$10.71	$11.02	$9.58

Total return (D)	8.59	%(E)	4.67%		(3.51)%	3.97%	18.78%	11.55%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$3,199,522		$3,066,627		$3,181,172	$3,197,822	$2,216,941	$1,140,737
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.57	%(G)	0.57%		0.58%	0.58%	0.59%	0.59%
Including waiver and/or reimbursement and recapture	0.57	%(G)	0.56	%(C)	0.58%	0.58%	0.59%	0.59%
Net investment income (loss) to average net assets (B)	1.51	%(G)	1.66	%(C)	1.54%	1.80%	1.69%	2.13%
Portfolio turnover rate (H)	1	%(E)	126%		178%	304%	98%	76%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2017

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Managed Risk – Growth ETF VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at June 30, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to each other as well as to other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of June 30, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2017.

Repurchase agreements at June 30, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of June 30, 2017.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$318,842,780	$—	$—	$—	$318,842,780
Total Borrowings	$318,842,780	$—	$—	$—	$318,842,780

5. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $50 million	0.34%
Over $50 million up to $250 million	0.32%
Over $250 million	0.30%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.37%	May 1, 2018
Service Class	0.62%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.37%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees for all applicable share classes.

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the period ended June 30, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of June 30, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. For the period ended June 30, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the period ended June 30, 2017.

6. PRINCIPAL OWNERSHIP

As of June 30, 2017, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	2	94.21%	94.21%
Service Class	2	99.57%	99.57%

7. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 22,430,609	$ 124,627,164

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

9. NEW ACCOUNTING PRONOUNCEMENT

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Managed Risk – Growth ETF VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 7-8, 2017, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica Managed Risk – Growth ETF VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and Milliman Financial Risk Management LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2018.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Services, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed continuation of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmark, in each case for various trailing periods ended December 31, 2016.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Managed Risk – Growth ETF VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Initial Class Shares of the Portfolio was below the median for its peer universe for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Initial Class Shares of the Portfolio was below its primary benchmark for the past 1-, 3- and 5-year periods. The Board noted that the Portfolio’s sub-adviser had commenced subadvising the Portfolio on July 1, 2015 pursuant to its current investment strategies. The Trustees observed that the performance of the Portfolio had improved during the first quarter of 2017.

Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Initial Class Shares of the Portfolio were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM had not made material changes to this methodology, which had been applied consistently for the Portfolio.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Managed Risk – Growth ETF VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through its undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Market Participation Strategy VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2017, and held for the entire period until June 30, 2017.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Annualized Expense Ratio
Service Class	$1,000.00	$1,044.90	$4.87	$1,020.00	$4.81	0.96%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2017

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Government Obligations	48.6%
U.S. Government Agency Obligations	30.5
Over-the-Counter Options Purchased	16.8
Securities Lending Collateral	12.7
Foreign Government Obligation	2.6
Repurchase Agreement	1.5
Short-Term U.S. Government Obligation	0.1
Net Other Assets (Liabilities) ^	(12.8)
Total	100.0%

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Market Participation Strategy VP

SCHEDULE OF INVESTMENTS

At June 30, 2017

(unaudited)

	Principal	Value
FOREIGN GOVERNMENT OBLIGATION - 2.6%
Supranational - 2.6%
International Finance Corp.
0.63%, 12/21/2017 (A)	$ 12,000,000	$ 11,963,316

Total Foreign Government Obligation (Cost $11,974,850)		11,963,316

U.S. GOVERNMENT AGENCY OBLIGATIONS - 30.5%
Federal Home Loan Banks
1.13%, 04/25/2018 (A)	15,000,000	14,983,605
1.38%, 02/18/2021	13,000,000	12,860,016
1.88%, 11/29/2021	30,000,000	30,062,940
Federal Home Loan Mortgage Corp.
1.00%, 09/29/2017	12,000,000	11,997,180
1.25%, 10/02/2019	34,000,000	33,812,966
Federal National Mortgage Association
1.38%, 02/26/2021	28,000,000	27,656,356
1.75%, 06/20/2019	5,000,000	5,032,830
6.25%, 05/15/2029	5,000,000	6,784,805

Total U.S. Government Agency Obligations (Cost $143,432,155)		143,190,698

U.S. GOVERNMENT OBLIGATIONS - 48.6%
U.S. Treasury - 48.6%
U.S. Treasury Bond, Principal Only STRIPS
08/15/2019 (A)	64,000,000	62,073,664
11/15/2020 - 08/15/2024	181,400,000	166,018,457

Total U.S. Government Obligations (Cost $229,286,669)		228,092,121

SHORT-TERM U.S. GOVERNMENT OBLIGATION - 0.1%
U.S. Treasury Bill 0.98% (B), 09/21/2017 (C)	300,000	299,351

Total Short-Term U.S. Government Obligation (Cost $299,344)		299,351

	Number of Contracts	Value
OVER-THE-COUNTER OPTIONS PURCHASED - 16.8%
Call - S&P 500® - Flexible Exchange Option Exercise Price $2,175 Expiration Date 03/10/2022, GSC	420	21,509,996

	Number of Contracts	Value
OVER-THE-COUNTER OPTIONS PURCHASED (continued)
Call - S&P 500® - Flexible Exchange Option Exercise Price $2,390 Expiration Date 12/05/2022, GSC	1,400	$ 57,106,816

Total Over-the-Counter Options Purchased (Cost $66,175,138)		78,616,812

	Shares	Value
SECURITIES LENDING COLLATERAL - 12.7%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.97% (B)	59,560,510	59,560,510

Total Securities Lending Collateral (Cost $59,560,510)		59,560,510

	Principal	Value
REPURCHASE AGREEMENT - 1.5%
State Street Bank & Trust Co. 0.12% (B), dated 06/30/2017, to be repurchased at $7,246,286 on 07/03/2017. Collateralized by a U.S. Government Obligation, 1.13%, due 02/28/2021, and with a value of $7,392,574.	$ 7,246,213	7,246,213

Total Repurchase Agreement (Cost $7,246,213)		7,246,213

Total Investments (Cost $517,974,879) (D)		528,969,021
Net Other Assets (Liabilities) - (12.8)%		(59,980,587)

Net Assets - 100.0%		$ 468,988,434

FUTURES CONTRACTS:
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini	Long	12	09/15/2017	$ —	$ (4,522)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Market Participation Strategy VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Foreign Government Obligation	$—	$11,963,316	$—	$11,963,316
U.S. Government Agency Obligations	—	143,190,698	—	143,190,698
U.S. Government Obligations	—	228,092,121	—	228,092,121
Short-Term U.S. Government Obligation	—	299,351	—	299,351
Over-the-Counter Options Purchased	78,616,812	—	—	78,616,812
Securities Lending Collateral	59,560,510	—	—	59,560,510
Repurchase Agreement	—	7,246,213	—	7,246,213

Total Investments	$138,177,322	$390,791,699	$—	$528,969,021

LIABILITIES
Other Financial Instruments
Futures Contracts (F)	$(4,522)	$—	$—	$(4,522)

Total Other Financial Instruments	$(4,522)	$—	$—	$(4,522)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $58,361,541. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at June 30, 2017.
(C)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The value of the security segregated as collateral to cover margin requirements for open futures contracts is $299,351.
(D)	Aggregate cost for federal income tax purposes is $517,974,879. Aggregate gross unrealized appreciation and depreciation for all securities is $12,936,834 and $1,942,692, respectively. Net unrealized appreciation for tax purposes is $10,994,142.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended June 30, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(F)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

COUNTERPARTY ABBREVIATION:

GSC	GoldmanSachs & Co.

PORTFOLIO ABBREVIATION:

STRIPS	SeparateTrading of Registered Interest and Principal of Securities

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Market Participation Strategy VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2017

(unaudited)

Assets:
Investments, at value (cost $510,728,666) (including securities loaned of $58,361,541)	$521,722,808
Repurchase agreement, at value (cost $7,246,213)	7,246,213
Receivables and other assets:
Shares of beneficial interest sold	3,254
Interest	461,104
Net income from securities lending	8,344
Variation margin receivable	540
Prepaid expenses	1,782

Total assets	529,444,045

Liabilities:
Due to custodian	11,040
Payables and other liabilities:
Shares of beneficial interest redeemed	473,785
Investment management fees	262,951
Distribution and service fees	96,673
Transfer agent costs	1,785
Trustees, CCO and deferred compensation fees	1,735
Audit and tax fees	13,437
Custody fees	4,851
Legal fees	3,864
Printing and shareholder reports fees	19,971
Other	5,009
Collateral for securities on loan	59,560,510

Total liabilities	60,455,611

Net assets	$468,988,434

Net assets consist of:
Capital stock ($0.01 par value)	$387,316
Additional paid-in capital	430,001,910
Undistributed (distributions in excess of) net investment income (loss)	1,919,697
Accumulated net realized gain (loss)	25,689,891
Net unrealized appreciation (depreciation) on:
Investments	10,994,142
Futures contracts	(4,522)

Net assets	$468,988,434

Shares outstanding	38,731,597

Net asset value and offering price per share	$12.11

STATEMENT OF OPERATIONS

For the period ended June 30, 2017

(unaudited)

Investment Income:
Interest income	$2,745,889
Net income (loss) from securities lending	55,837

Total investment income	2,801,726

Expenses:
Investment management fees	1,616,378
Distribution and service fees	594,257
Transfer agent costs	3,542
Trustees, CCO and deferred compensation fees	5,900
Audit and tax fees	13,286
Custody fees	24,944
Legal fees	13,585
Printing and shareholder reports fees	11,916
Other	6,788

Total expenses	2,290,596

Net investment income (loss)	511,130

Net realized gain (loss) on:
Investments	25,404,738
Futures contracts	472,134

Net realized gain (loss)	25,876,872

Net change in unrealized appreciation (depreciation) on:
Investments	(5,374,226)
Futures contracts	43,824

Net change in unrealized appreciation (depreciation)	(5,330,402)

Net realized and change in unrealized gain (loss)	20,546,470

Net increase (decrease) in net assets resulting from operations	$21,057,600

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Market Participation Strategy VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2017 (unaudited)	December 31, 2016

From operations:
Net investment income (loss)	$511,130	$1,415,570
Net realized gain (loss)	25,876,872	104,304
Net change in unrealized appreciation (depreciation)	(5,330,402)	18,400,918

Net increase (decrease) in net assets resulting from operations	21,057,600	19,920,792

Dividends and/or distributions to shareholders:
Net investment income	—	(768,291)
Net realized gains	—	(6,982,915)

Total dividends and/or distributions to shareholders	—	(7,751,206)

Capital share transactions:
Proceeds from shares sold	1,408,403	19,329,514
Dividends and/or distributions reinvested	—	7,751,206
Cost of shares redeemed	(41,076,704)	(36,036,933)

Net increase (decrease) in net assets resulting from capital share transactions	(39,668,301)	(8,956,213)

Net increase (decrease) in net assets	(18,610,701)	3,213,373

Net assets:
Beginning of period/year	487,599,135	484,385,762

End of period/year	$468,988,434	$487,599,135

Undistributed (distributions in excess of) net investment income (loss)	$1,919,697	$1,408,567

Capital share transactions - shares:
Shares issued	118,665	1,677,887
Shares reinvested	—	663,631
Shares redeemed	(3,457,151)	(3,145,399)

Net increase (decrease) in shares outstanding	(3,338,486)	(803,881)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Market Participation Strategy VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the periods and years indicated:

	Service Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013		December 31, 2012 (A)
Net asset value, beginning of period/year	$11.59		$11.30		$12.12	$11.36	$9.94		$10.00

Investment operations:
Net investment income (loss) (B)	0.01		0.03	(C)	0.02	(0.02)	(0.06)		(0.01)
Net realized and unrealized gain (loss)	0.51		0.44		(0.42)	0.93	1.48		(0.05)

Total investment operations	0.52		0.47		(0.40)	0.91	1.42		(0.06)

Dividends and/or distributions to shareholders:
Net investment income	—		(0.02)		—	—	—		—
Net realized gains	—		(0.16)		(0.42)	(0.15)	(0.00	)(D)	—

Total dividends and/or distributions to shareholders	—		(0.18)		(0.42)	(0.15)	(0.00	)(D)	—

Net asset value, end of period/year	$12.11		$11.59		$11.30	$12.12	$11.36		$9.94

Total return (E)	4.49	%(F)	4.16%		(3.24)%	8.04%	14.30%		(0.60	)%(F)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$468,988		$487,599		$484,386	$446,553	$184,573		$19,268
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.96	%(G)	0.96%		0.96%	0.97%	1.03%		1.88	%(G)
Including waiver and/or reimbursement and recapture	0.96	%(G)	0.96	%(C)	0.96%	0.97%	1.06%		1.07	%(G)
Net investment income (loss) to average net assets	0.22	%(G)	0.29	%(C)	0.16%	(0.18)%	(0.52)%		(0.49	)%(G)
Portfolio turnover rate	50	%(F)	36%		18%	16%	13%		—%

(A)	Commenced operations on September 17, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(F)	Not annualized.
(G)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2017

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Market Participation Strategy VP (the “Portfolio”) is a series of TST and is classified as non-diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Cash overdraft: Throughout the period, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally,

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at June 30, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to each other as well as to other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of June 30, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2017.

Repurchase agreements at June 30, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of June 30, 2017.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Foreign Government Obligations	$10,176,501	$—	$—	$—	$10,176,501
U.S. Government Agency Obligations	6,118,150	—	—	—	6,118,150
U.S. Government Obligations	43,265,859	—	—	—	43,265,859
Total Securities Lending Transactions	$59,560,510	$—	$—	$—	$59,560,510
Total Borrowings	$59,560,510	$—	$—	$—	$59,560,510

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Open option contracts at June 30, 2017, if any, are included within the Schedule of Investments.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at June 30, 2017, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of June 30, 2017.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$—	$78,616,812	$—	$—	$78,616,812
Total	$—	$—	$78,616,812	$—	$—	$78,616,812

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized depreciation on futures contracts (B) (C)	$—	$—	$(4,522)	$—	$—	$(4,522)
Total	$—	$—	$(4,522)	$—	$—	$(4,522)

(A)	Included within Investments, at value within the Statement of Assets and Liabilities
(B)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(C)	Included within cumulative appreciation (depreciation) on futures contracts as reported within the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of June 30, 2017.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$—	$26,961,558	$—	$—	$26,961,558
Futures contracts	—	—	472,134	—	—	472,134
Total	$—	$—	$27,433,692	$—	$—	$27,433,692

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$—	$—	$(8,107,149)	$—	$—	$(8,107,149)
Futures contracts	—	—	43,824	—	—	43,824
Total	$—	$—	$(8,063,325)	$—	$—	$(8,063,325)

(A)	Included within Net realized gain (loss) on transactions from Investments within the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments within the Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the period ended June 30, 2017.

Purchased Options and Swaptions at value		Futures Contracts at Notional Amount
Calls	Puts	Long	Short
$ 91,446,725	$ —	2,564	—

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $500 million	0.68%
Over $500 million up to $1 billion	0.65%
Over $1 billion up to $1.5 billion	0.62%
Over $1.5 billion	0.60%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs including the investment management fee but excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Service Class	1.07%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.82%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees for all applicable share classes.

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the period ended June 30, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of June 30, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. For the period ended June 30, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the period ended June 30, 2017.

7. PRINCIPAL OWNERSHIP

As of June 30, 2017, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Service Class	1	92.80%	92.80%

8. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 52,565,860	$ 173,658,270	$ 81,971,827	$ 166,102,631

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

10. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implication, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Market Participation Strategy VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 7-8, 2017, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica Market Participation Strategy VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and Quantitative Management Associates LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2018.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Services, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed continuation of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmarks, in each case for various trailing periods ended December 31, 2016.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Market Participation Strategy VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Service Class Shares of the Portfolio was above the median for its peer universe for the past 3-year period and below the median for the past 1-year period. The Board also noted that the performance of Service Class Shares of the Portfolio was below its primary benchmark for the past 1- and 3-year periods.

Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Service Class Shares of the Portfolio were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM had not made material changes to this methodology, which had been applied consistently for the Portfolio.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Market Participation Strategy VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through its undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica MFS International Equity VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2017, and held for the entire period until June 30, 2017.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Annualized Expense Ratio
Initial Class	$1,000.00	$1,176.20	$5.50	$1,019.70	$5.11	1.02%
Service Class	1,000.00	1,174.20	6.85	1,018.50	6.36	1.27

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2017

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	98.6%
Securities Lending Collateral	2.1
Repurchase Agreement	0.9
Net Other Assets (Liabilities)	(1.6)
Total	100.0%

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica MFS International Equity VP

SCHEDULE OF INVESTMENTS

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS - 98.6%
Australia - 0.5%
Orica, Ltd. (A)	122,998	$ 1,955,010

Belgium - 1.1%
KBC Group NV	54,949	4,167,890

Brazil - 0.8%
Ambev SA, ADR	580,676	3,187,911

Canada - 4.5%
Canadian National Railway Co.	108,292	8,777,067
Element Fleet Management Corp.	41,797	286,855
Loblaw Cos., Ltd.	42,250	2,350,335
Suncor Energy, Inc.	194,388	5,679,643

		17,093,900

China - 1.6%
Alibaba Group Holding, Ltd., ADR (B)	28,102	3,959,572
Baidu, Inc., ADR (B)	10,895	1,948,679

		5,908,251

Denmark - 2.2%
Carlsberg A/S, Class B	23,820	2,544,688
Novo Nordisk A/S, Class B	139,562	5,976,620

		8,521,308

France - 14.6%
Air Liquide SA, Class A	72,139	8,914,980
Danone SA	72,452	5,445,845
Dassault Systemes SE	31,134	2,791,080
Engie SA	290,784	4,388,951
Hermes International	1,826	902,320
L’Oreal SA	18,638	3,882,819
Legrand SA	51,955	3,634,599
LVMH Moet Hennessy Louis Vuitton SE	29,889	7,452,262
Pernod Ricard SA (A)	67,774	9,076,094
Schneider Electric SE (B)	116,874	8,979,711

		55,468,661

Germany - 11.6%
Bayer AG	106,381	13,754,142
Beiersdorf AG	75,411	7,927,465
Linde AG	18,009	3,410,336
Merck KGaA	37,212	4,494,552
MTU Aero Engines AG	16,429	2,317,401
ProSiebenSat.1 Media SE	57,005	2,385,566
SAP SE	91,727	9,580,847

		43,870,309

Hong Kong - 2.7%
AIA Group, Ltd.	1,333,400	9,743,318
Global Brands Group Holding, Ltd. (B)	6,366,000	668,608

		10,411,926

Israel - 1.3%
Check Point Software Technologies, Ltd., Class A (B)	43,591	4,754,906

Italy - 1.1%
Eni SpA, Class B	224,596	3,375,833
Luxottica Group SpA	14,082	814,642

		4,190,475

Japan - 13.2%
Daikin Industries, Ltd.	43,800	4,466,646
Denso Corp.	120,300	5,071,906

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
FANUC Corp.	21,700	$ 4,177,937
Hoya Corp.	214,600	11,129,245
Japan Tobacco, Inc. (A)	133,700	4,691,833
Kao Corp.	53,200	3,155,816
Kubota Corp.	222,300	3,730,529
Kyocera Corp.	78,900	4,563,889
Shin-Etsu Chemical Co., Ltd.	20,900	1,892,567
Terumo Corp.	186,100	7,321,560

		50,201,928

Netherlands - 6.1%
Akzo Nobel NV	72,672	6,315,645
Heineken NV	11,431	1,111,450
ING Groep NV	548,610	9,461,580
QIAGEN NV (B)	27,885	927,598
Randstad Holding NV	89,829	5,244,818

		23,061,091

Singapore - 2.2%
DBS Group Holdings, Ltd.	446,100	6,720,257
Singapore Telecommunications, Ltd.	593,100	1,675,801

		8,396,058

Spain - 1.9%
Amadeus IT Group SA, Class A (A)	117,842	7,045,954

Sweden - 1.0%
Hennes & Mauritz AB, B Shares (A)	148,215	3,692,752

Switzerland - 13.5%
Julius Baer Group, Ltd. (B)	72,254	3,801,454
Keuhne & Nagel International AG	11,355	1,894,671
Nestle SA	178,980	15,576,057
Novartis AG	86,053	7,161,361
Roche Holding AG	41,961	10,686,074
UBS Group AG (B)	517,552	8,765,298
Zurich Insurance Group AG	11,941	3,475,580

		51,360,495

Taiwan - 1.8%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	195,957	6,850,657

United Kingdom - 15.5%
Barclays PLC	1,073,850	2,835,734
Compass Group PLC	453,171	9,561,768
Delphi Automotive PLC, Class A	24,189	2,120,166
Diageo PLC	221,010	6,529,977
Experian PLC	138,337	2,837,787
Prudential PLC	114,576	2,627,931
Reckitt Benckiser Group PLC, Class A	89,802	9,104,367
RELX NV	210,623	4,330,134
Rio Tinto PLC	88,776	3,748,604
Rolls-Royce Holdings PLC (B)	254,458	2,952,941
Smiths Group PLC	127,651	2,655,156
WPP PLC, Class A	443,702	9,327,298

		58,631,863

United States - 1.4%
Yum China Holdings, Inc. (B)	138,207	5,449,502

Total Common Stocks (Cost $310,848,789)		374,220,847

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica MFS International Equity VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Shares	Value
SECURITIES LENDING COLLATERAL - 2.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.97% (C)	7,938,661	$ 7,938,661

Total Securities Lending Collateral (Cost $7,938,661)		7,938,661

	Principal	Value
REPURCHASE AGREEMENT - 0.9%

State Street Bank & Trust Co.
0.12% (C), dated 06/30/2017, to be repurchased at $3,584,604 on 07/03/2017. Collateralized by a U.S. Government Obligation, 1.38%, due 05/31/2021, and with a value of $3,657,099.

	$ 3,584,569	$ 3,584,569

Total Repurchase Agreement (Cost $3,584,569)		3,584,569

Total Investments (Cost $322,372,019) (D)		385,744,077
Net Other Assets (Liabilities) - (1.6)%		(6,154,016)

Net Assets - 100.0%		$ 379,590,061

INVESTMENTS BY INDUSTRY:

Industry	Percentage of Total Investments	Value
Pharmaceuticals	10.9%	$42,072,749
Banks	6.0	23,185,461
Chemicals	5.8	22,488,538
Beverages	5.8	22,450,120
Food Products	5.4	21,021,902
Health Care Equipment & Supplies	4.8	18,450,805
Software	4.4	17,126,833
Insurance	4.1	15,846,829
Hotels, Restaurants & Leisure	3.9	15,011,270
Personal Products	3.9	14,966,100
Electrical Equipment	3.3	12,614,310
Capital Markets	3.3	12,566,752
Professional Services	3.2	12,412,739
Media	3.0	11,712,864
Textiles, Apparel & Luxury Goods	2.6	9,837,832
Household Products	2.4	9,104,367
Oil, Gas & Consumable Fuels	2.3	9,055,476
Road & Rail	2.3	8,777,067
Machinery	2.0	7,908,466
Auto Components	1.9	7,192,072
IT Services	1.8	7,045,954
Semiconductors & Semiconductor Equipment	1.8	6,850,657
Internet Software & Services	1.5	5,908,251
Aerospace & Defense	1.4	5,270,342
Tobacco	1.2	4,691,833
Electronic Equipment, Instruments & Components	1.2	4,563,889
Building Products	1.2	4,466,646
Multi-Utilities	1.1	4,388,951
Metals & Mining	1.0	3,748,604
Specialty Retail	1.0	3,692,752
Industrial Conglomerates	0.7	2,655,156
Food & Staples Retailing	0.6	2,350,335
Marine	0.5	1,894,671
Diversified Telecommunication Services	0.4	1,675,801
Life Sciences Tools & Services	0.2	927,598
Diversified Financial Services	0.1	286,855

Investments, at Value	97.0	374,220,847
Short-Term Investments	3.0	11,523,230

Total Investments	100.0%	$385,744,077

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica MFS International Equity VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$45,365,293	$328,855,554	$—	$374,220,847
Securities Lending Collateral	7,938,661	—	—	7,938,661
Repurchase Agreement	—	3,584,569	—	3,584,569

Total Investments	$53,303,954	$332,440,123	$—	$385,744,077

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $7,555,145. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing securities.
(C)	Rates disclosed reflect the yields at June 30, 2017.
(D)	Aggregate cost for federal income tax purposes is $322,372,019. Aggregate gross unrealized appreciation and depreciation for all securities is $72,709,699 and $9,337,641, respectively. Net unrealized appreciation for tax purposes is $63,372,058.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended June 30, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica MFS International Equity VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2017

(unaudited)

Assets:
Investments, at value (cost $318,787,450) (including securities loaned of $7,555,145)	$382,159,508
Repurchase agreement, at value (cost $3,584,569)	3,584,569
Foreign currency, at value (cost $534,871)	535,984
Receivables and other assets:
Shares of beneficial interest sold	64,647
Investments sold	2,139,665
Interest	12
Dividends	1,043,789
Tax reclaims	1,184,700
Net income from securities lending	3,192
Prepaid expenses	1,230

Total assets	390,717,296

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	82,404
Investments purchased	2,724,181
Investment management fees	288,878
Distribution and service fees	25,636
Transfer agent costs	1,118
Trustees, CCO and deferred compensation fees	1,014
Audit and tax fees	16,761
Custody fees	11,364
Legal fees	2,329
Printing and shareholder reports fees	33,163
Other	1,726
Collateral for securities on loan	7,938,661

Total liabilities	11,127,235

Net assets	$379,590,061

Net assets consist of:
Capital stock ($0.01 par value)	$411,791
Additional paid-in capital	311,956,232
Undistributed (distributions in excess of) net investment income (loss)	8,766,126
Accumulated net realized gain (loss)	(4,961,517)
Net unrealized appreciation (depreciation) on:
Investments	63,372,058
Translation of assets and liabilities denominated in foreign currencies	45,371

Net assets	$379,590,061

Net assets by class:
Initial Class	$255,299,750
Service Class	124,290,311

Shares outstanding:
Initial Class	27,524,802
Service Class	13,654,291

Net asset value and offering price per share:
Initial Class	$9.28
Service Class	9.10

STATEMENT OF OPERATIONS

For the period ended June 30, 2017

(unaudited)

Investment Income:
Dividend income	$6,865,643
Interest income	1,278
Net income (loss) from securities lending	39,048
Withholding taxes on foreign income	(693,958)

Total investment income	6,212,011

Expenses:
Investment management fees	1,603,957
Distribution and service fees:
Service Class	141,804
Transfer agent costs	2,305
Trustees, CCO and deferred compensation fees	4,091
Audit and tax fees	12,875
Custody fees	120,958
Legal fees	9,034
Printing and shareholder reports fees	17,391
Other	6,609

Total expenses	1,919,024

Net investment income (loss)	4,292,987

Net realized gain (loss) on:
Investments	644,014
Foreign currency transactions	31,342

Net realized gain (loss)	675,356

Net change in unrealized appreciation (depreciation) on:
Investments	51,322,904
Translation of assets and liabilities denominated in foreign currencies	74,340

Net change in unrealized appreciation (depreciation)	51,397,244

Net realized and change in unrealized gain (loss)	52,072,600

Net increase (decrease) in net assets resulting from operations	$56,365,587

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica MFS International Equity VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2017 (unaudited)	December 31, 2016
From operations:
Net investment income (loss)	$4,292,987	$4,771,329
Net realized gain (loss)	675,356	(2,454,873)
Net change in unrealized appreciation (depreciation)	51,397,244	(3,139,254)

Net increase (decrease) in net assets resulting from operations	56,365,587	(822,798)

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	—	(3,285,957)
Service Class	—	(1,327,617)

Total dividends and/or distributions from net investment income	—	(4,613,574)

Net realized gains:
Initial Class	—	(1,644,349)
Service Class	—	(774,121)

Total dividends and/or distributions from net realized gains	—	(2,418,470)

Total dividends and/or distributions to shareholders	—	(7,032,044)

Capital share transactions:
Proceeds from shares sold:
Initial Class	9,632,194	7,733,477
Service Class	8,402,993	14,796,277

	18,035,187	22,529,754

Dividends and/or distributions reinvested:
Initial Class	—	4,930,306
Service Class	—	2,101,738

	—	7,032,044

Cost of shares redeemed:
Initial Class	(9,468,167)	(46,169,142)
Service Class	(5,360,989)	(12,196,693)

	(14,829,156)	(58,365,835)

Net increase (decrease) in net assets resulting from capital share transactions	3,206,031	(28,804,037)

Net increase (decrease) in net assets	59,571,618	(36,658,879)

Net assets:
Beginning of period/year	320,018,443	356,677,322

End of period/year	$379,590,061	$320,018,443

Undistributed (distributions in excess of) net investment income (loss)	$8,766,126	$4,473,139

Capital share transactions - shares:
Shares issued:
Initial Class	1,106,858	984,495
Service Class	990,908	1,929,299

	2,097,766	2,913,794

Shares reinvested:
Initial Class	—	612,460
Service Class	—	265,371

	—	877,831

Shares redeemed:
Initial Class	(1,110,664)	(5,848,710)
Service Class	(621,930)	(1,619,649)

	(1,732,594)	(7,468,359)

Net increase (decrease) in shares outstanding:
Initial Class	(3,806)	(4,251,755)
Service Class	368,978	575,021

	365,172	(3,676,734)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica MFS International Equity VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$7.89		$8.06		$8.19	$8.72	$7.47	$6.22

Investment operations:
Net investment income (loss) (A)	0.11		0.12	(B)	0.12	0.14	0.10	0.12
Net realized and unrealized gain (loss)	1.28		(0.11)		(0.11)	(0.59)	1.24	1.25

Total investment operations	1.39		0.01		0.01	(0.45)	1.34	1.37

Dividends and/or distributions to shareholders:
Net investment income	—		(0.12)		(0.14)	(0.08)	(0.09)	(0.12)
Net realized gains	—		(0.06)		—	—	—	—

Total dividends and/or distributions to shareholders	—		(0.18)		(0.14)	(0.08)	(0.09)	(0.12)

Net asset value, end of period/year	$9.28		$7.89		$8.06	$8.19	$8.72	$7.47

Total return (C)	17.62	%(D)	0.08%		0.08%	(5.17)%	18.09%	22.16%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$255,300		$217,079		$256,000	$272,525	$284,043	$185,299
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.02	%(E)	1.02%		1.02%	1.02%	1.03%	1.06%
Including waiver and/or reimbursement and recapture	1.02	%(E)	1.00	%(B)	1.02%	1.02%	1.03%	1.06%
Net investment income (loss) to average net assets	2.55	%(E)	1.56	%(B)	1.36%	1.67%	1.21%	1.67%
Portfolio turnover rate	6	%(D)	16%		17%	22%	16%	27%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$7.75		$7.92		$8.06	$8.59	$7.37	$6.14

Investment operations:
Net investment income (loss) (A)	0.10		0.10	(B)	0.09	0.12	0.08	0.09
Net realized and unrealized gain (loss)	1.25		(0.11)		(0.11)	(0.58)	1.22	1.24

Total investment operations	1.35		(0.01)		(0.02)	(0.46)	1.30	1.33

Dividends and/or distributions to shareholders:
Net investment income	—		(0.10)		(0.12)	(0.07)	(0.08)	(0.10)
Net realized gains	—		(0.06)		—	—	—	—

Total dividends and/or distributions to shareholders	—		(0.16)		(0.12)	(0.07)	(0.08)	(0.10)

Net asset value, end of period/year	$9.10		$7.75		$7.92	$8.06	$8.59	$7.37

Total return (C)	17.42	%(D)	(0.13)%		(0.24)%	(5.41)%	17.77%	21.87%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$124,290		$102,939		$100,677	$72,777	$61,867	$36,997
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.27	%(E)	1.27%		1.27%	1.27%	1.28%	1.31%
Including waiver and/or reimbursement and recapture	1.27	%(E)	1.25	%(B)	1.27%	1.27%	1.28%	1.31%
Net investment income (loss) to average net assets	2.31	%(E)	1.27	%(B)	1.04%	1.39%	0.97%	1.37%
Portfolio turnover rate	6	%(D)	16%		17%	22%	16%	27%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica MFS International Equity VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2017

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica MFS International Equity VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica MFS International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the period ended June 30, 2017, commissions recaptured are $626.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica MFS International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica MFS International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, ETF and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at June 30, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to each other as well as to other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of June 30, 2017, the Portfolio has not utilized the program.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica MFS International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2017.

Repurchase agreements at June 30, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of June 30, 2017.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$7,938,661	$—	$—	$—	$7,938,661
Total Borrowings	$7,938,661	$—	$—	$—	$7,938,661

5. RISK FACTORS

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Emerging market risk: Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign investments risks. These risks are greater for investments in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because these market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of investments may decline because of factors affecting a particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica MFS International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

As of June 30, 2017, the percentage of Portfolio net assets owned by affiliated investors are as follows:

Portfolio	Value	Percentage of Net Assets
Transamerica BlackRock Tactical Allocation VP	$93,146,443	24.54%

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $250 million	0.930%
Over $250 million up to $500 million	0.905%
Over $500 million up to $1 billion	0.880%
Over $1 billion	0.830%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs including the investment management fee but excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	1.130%	May 1, 2018
Service Class	1.380%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	1.125%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees for all applicable share classes.

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the period ended June 30, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of June 30, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica MFS International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. For the period ended June 30, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the period ended June 30, 2017.

Cross-trades: The Portfolio is authorized to purchase or sell securities from and to other portfolios within TST, or between the Portfolio and other mutual funds or accounts advised by TAM or the sub-adviser, in each case in accordance with Rule 17a-7 under the 1940 Act, when it is in the best interest of each Portfolio participating in the transaction.

For the period ended June 30, 2017, the Portfolio engaged in the following net cross-trade transactions, which resulted in net realized gains/(losses) as follows:

Purchases	Sales	Net Realized Gains/(Losses)
$ 169,354	$ 40,812	$ 685

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica MFS International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

7. PRINCIPAL OWNERSHIP

As of June 30, 2017, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	4	98.00%	98.00%
Service Class	2	95.07%	95.07%

8. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 26,464,383	$ —	$ 20,669,979	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

10. NEW ACCOUNTING PRONOUNCEMENT

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica MFS International Equity VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 7-8, 2017, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica MFS International Equity VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and MFS Investment Management (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2018.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Services, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed continuation of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmark, in each case for various trailing periods ended December 31, 2016.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica MFS International Equity VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Initial Class Shares of the Portfolio was above the median for its peer universe for the past 1-, 5- and 10-year periods and in line with the median for the past 3-year period. The Board also noted that the performance of Initial Class Shares of the Portfolio was above its benchmark for the past 10-year period and below its benchmark for the past 1-, 3- and 5-year periods. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Portfolio.

Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Initial Class Shares of the Portfolio were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM had not made material changes to this methodology, which had been applied consistently for the Portfolio.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica MFS International Equity VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through its undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio and that TAM believes that the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Portfolio. The Board also noted that the Sub-Adviser participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and the contract holders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Portfolio’s brokerage transactions.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Morgan Stanley Capital Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2017, and held for the entire period until June 30, 2017.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Annualized Expense Ratio
Initial Class	$1,000.00	$1,275.10	$4.91	$1,020.50	$4.36	0.87%
Service Class	1,000.00	1,273.90	6.31	1,019.20	5.61	1.12

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2017

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	92.9%
Securities Lending Collateral	6.4
Repurchase Agreement	6.3
Over-the-Counter Foreign Exchange Options Purchased	0.0 *
Net Other Assets (Liabilities)	(5.6)
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Morgan Stanley Capital Growth VP

SCHEDULE OF INVESTMENTS

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS - 92.9%
Automobiles - 1.5%
Tesla, Inc. (A)	12,446	$ 4,500,598

Biotechnology - 1.1%
Alnylam Pharmaceuticals, Inc. (A) (B)	22,011	1,755,597
Intrexon Corp. (A) (B)	33,118	797,813
Juno Therapeutics, Inc. (A) (B)	30,110	899,988

		3,453,398

Capital Markets - 3.6%
S&P Global, Inc.	75,081	10,961,075

Health Care Equipment & Supplies - 6.4%
DexCom, Inc. (A) (B)	63,321	4,631,931
Intuitive Surgical, Inc. (A)	15,779	14,759,203

		19,391,134

Health Care Technology - 6.6%
athenahealth, Inc. (A) (B)	82,949	11,658,482
Veeva Systems, Inc., Class A (A)	136,200	8,350,422

		20,008,904

Hotels, Restaurants & Leisure - 4.9%
Starbucks Corp.	252,835	14,742,809

Internet & Direct Marketing Retail - 14.5%
Amazon.com, Inc. (A)	26,366	25,522,288
Netflix, Inc. (A)	20,235	3,023,311
Priceline Group, Inc. (A)	8,024	15,009,053

		43,554,652

Internet Software & Services - 20.6%
Alibaba Group Holding, Ltd., ADR (A)	40,842	5,754,638
Alphabet, Inc., Class C (A)	20,935	19,024,262
Facebook, Inc., Class A (A)	170,350	25,719,443
Tencent Holdings, Ltd.	146,400	5,235,369
Twitter, Inc. (A)	341,811	6,108,163

		61,841,875

IT Services - 7.7%
Mastercard, Inc., Class A	116,540	14,153,783
Visa, Inc., Class A	94,738	8,884,530

		23,038,313

Life Sciences Tools & Services - 4.9%
Illumina, Inc. (A)	84,420	14,648,558

Semiconductors & Semiconductor Equipment - 3.2%
NVIDIA Corp.	65,883	9,524,046

Software - 17.9%
Activision Blizzard, Inc.	159,732	9,195,771
salesforce.com, Inc. (A)	169,422	14,671,945
ServiceNow, Inc. (A)	141,714	15,021,684
Snap, Inc., Class A (A) (B)	55,207	981,029
Workday, Inc., Class A (A)	145,188	14,083,236

		53,953,665

Total Common Stocks (Cost $181,133,488)		279,619,027

	Number of Contracts	Value
OVER-THE-COUNTER FOREIGN EXCHANGE OPTIONS PURCHASED - 0.0% (C)
Call - USD vs. CNY (D) (E)
Exercise Price CNY 7
Expiration Date 11/22/2017, RBS	44,459,591	$ 12,582

Total Over-the-Counter Foreign Exchange Options Purchased (Cost $149,277)		12,582

	Shares	Value
SECURITIES LENDING COLLATERAL - 6.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.97% (F)	19,233,081	19,233,081

Total Securities Lending Collateral (Cost $19,233,081)		19,233,081

	Principal	Value
REPURCHASE AGREEMENT - 6.3%
State Street Bank & Trust Co. 0.12% (F), dated 06/30/2017, to be repurchased at $19,014,149 on 07/03/2017. Collateralized by a U.S. Government Obligation, 1.13%, due 08/31/2021, and with a value of $19,397,497.	$ 19,013,959	19,013,959

Total Repurchase Agreement (Cost $19,013,959)		19,013,959

Total Investments (Cost $219,529,805) (G)		317,878,649
Net Other Assets (Liabilities) - (5.6)%		(16,946,871)

Net Assets - 100.0%		$ 300,931,778

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Morgan Stanley Capital Growth VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

SECURITY VALUATION:

Valuation Inputs (H)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$274,383,658	$5,235,369	$—	$279,619,027
Over-the-Counter Foreign Exchange Options Purchased	—	12,582	—	12,582
Securities Lending Collateral	19,233,081	—	—	19,233,081
Repurchase Agreement	—	19,013,959	—	19,013,959

Total Investments	$293,616,739	$24,261,910	$—	$317,878,649

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $18,822,923. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	Illiquid security. At June 30, 2017, the value of such securities amounted to $12,582 or less than 0.1% of the Portfolio’s net assets.
(E)	Restricted security. At June 30, 2017, the value of such security held by the Portfolio is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Over-the-Counter Foreign Exchange Options Purchased	Call-USD vs. CNY Exercise Price CNY 7 Expiration Date 11/22/2017, RBS	05/19/2017	$149,278	$12,582	0.0	%(C)

(F)	Rates disclosed reflect the yields at June 30, 2017.
(G)	Aggregate cost for federal income tax purposes is $219,529,805. Aggregate gross unrealized appreciation and depreciation for all securities is $106,385,334 and $8,036,490, respectively. Net unrealized appreciation for tax purposes is $98,348,844.
(H)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended June 30, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

CURRENCY ABBREVIATIONS:

CNY	Chinese Yuan Renminbi
USD	United States Dollar

COUNTERPARTY ABBREVIATION:

RBS	Royal Bank of Scotland PLC

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Morgan Stanley Capital Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2017

(unaudited)

Assets:
Investments, at value (cost $200,515,846) (including securities loaned of $18,822,923)	$298,864,690
Repurchase agreement, at value (cost $19,013,959)	19,013,959
Receivables and other assets:
Shares of beneficial interest sold	130,374
Investments sold	4,595,702
Interest	63
Net income from securities lending	28,333
Prepaid expenses	1,059

Total assets	322,634,180

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	54,087
Investments purchased	2,131,498
Investment management fees	208,848
Distribution and service fees	18,064
Transfer agent costs	861
Trustees, CCO and deferred compensation fees	641
Audit and tax fees	10,353
Custody fees	4,326
Legal fees	1,382
Printing and shareholder reports fees	36,825
Other	2,436
Collateral for securities on loan	19,233,081

Total liabilities	21,702,402

Net assets	$300,931,778

Net assets consist of:
Capital stock ($0.01 par value)	$176,558
Additional paid-in capital	166,970,850
Undistributed (distributions in excess of) net investment income (loss)	(891,612)
Accumulated net realized gain (loss)	36,327,138
Net unrealized appreciation (depreciation) on:
Investments	98,348,844

Net assets	$300,931,778

Net assets by class:
Initial Class	$213,959,713
Service Class	86,972,065

Shares outstanding:
Initial Class	12,475,724
Service Class	5,180,078

Net asset value and offering price per share:
Initial Class	$17.15
Service Class	16.79

STATEMENT OF OPERATIONS

For the period ended June 30, 2017

(unaudited)

Investment Income:
Dividend income	$311,069
Interest income	7,229
Net income (loss) from securities lending	71,556

Total investment income	389,854

Expenses:
Investment management fees	1,129,884
Distribution and service fees:
Service Class	93,446
Transfer agent costs	1,750
Trustees, CCO and deferred compensation fees	3,106
Audit and tax fees	10,307
Custody fees	15,488
Legal fees	6,723
Printing and shareholder reports fees	17,350
Other	3,412

Total expenses	1,281,466

Net investment income (loss)	(891,612)

Net realized gain (loss) on:
Investments	16,169,807
Foreign currency transactions	(18)

Net realized gain (loss)	16,169,789

Net change in unrealized appreciation (depreciation) on:
Investments	48,747,667

Net realized and change in unrealized gain (loss)	64,917,456

Net increase (decrease) in net assets resulting from operations	$64,025,844

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Morgan Stanley Capital Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2017 (unaudited)	December 31, 2016
From operations:
Net investment income (loss)	$(891,612)	$(737,546)
Net realized gain (loss)	16,169,789	20,080,362
Net change in unrealized appreciation (depreciation)	48,747,667	(25,988,902)

Net increase (decrease) in net assets resulting from operations	64,025,844	(6,646,086)

Dividends and/or distributions to shareholders:
Service Class	—	—
Net realized gains:
Initial Class	—	(26,790,414)
Service Class	—	(9,185,222)

Total dividends and/or distributions from net realized gains	—	(35,975,636)

Capital share transactions:
Proceeds from shares sold:
Initial Class	8,079,921	8,444,902
Service Class	12,870,817	13,974,309

	20,950,738	22,419,211

Dividends and/or distributions reinvested:
Initial Class	—	26,790,414
Service Class	—	9,185,222

	—	35,975,636

Cost of shares redeemed:
Initial Class	(11,873,870)	(32,771,109)
Service Class	(3,907,781)	(12,477,042)

	(15,781,651)	(45,248,151)

Net increase (decrease) in net assets resulting from capital share transactions	5,169,087	13,146,696

Net increase (decrease) in net assets	69,194,931	(29,475,026)

Net assets:
Beginning of period/year	231,736,847	261,211,873

End of period/year	$300,931,778	$231,736,847

Undistributed (distributions in excess of) net investment income (loss)	$(891,612)	$—

Capital share transactions - shares:
Shares issued:
Initial Class	508,903	570,098
Service Class	827,928	966,458

	1,336,831	1,536,556

Shares reinvested:
Initial Class	—	1,883,995
Service Class	—	658,439

	—	2,542,434

Shares redeemed:
Initial Class	(748,614)	(2,234,823)
Service Class	(257,086)	(874,556)

	(1,005,700)	(3,109,379)

Net increase (decrease) in shares outstanding:
Initial Class	(239,711)	219,270
Service Class	570,842	750,341

	331,131	969,611

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Morgan Stanley Capital Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$13.45		$16.03		$15.68	$15.13	$10.32	$11.03

Investment operations:
Net investment income (loss) (A)	(0.05)		(0.04	)(B)	(0.06)	(0.04)	(0.01)	0.09
Net realized and unrealized gain (loss)	3.75		(0.20)		1.80	0.95	4.96	1.51

Total investment operations	3.70		(0.24)		1.74	0.91	4.95	1.60

Dividends and/or distributions to shareholders:
Net investment income	—		—		—	—	(0.08)	—
Net realized gains	—		(2.34)		(1.39)	(0.36)	(0.06)	(2.31)

Total dividends and/or distributions to shareholders	—		(2.34)		(1.39)	(0.36)	(0.14)	(2.31)

Net asset value, end of period/year	$17.15		$13.45		$16.03	$15.68	$15.13	$10.32

Total return (C)	27.51	%(D)	(2.26)%		11.79%	6.00%	48.25%	15.55%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$213,960		$170,984		$200,273	$204,432	$208,314	$154,340
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.87	%(E)	0.88%		0.87%	0.88%	0.88%	0.91%
Including waiver and/or reimbursement and recapture	0.87	%(E)	0.87	%(B)	0.87%	0.88%	0.90%	0.90%
Net investment income (loss) to average net assets	(0.59	)%(E)	(0.24	)%(B)	(0.39)%	(0.27)%	(0.05)%	0.75%
Portfolio turnover rate	20	%(D)	39%		31%	29%	30%	51%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$13.18		$15.79		$15.51	$15.00	$10.24	$10.99

Investment operations:
Net investment income (loss) (A)	(0.06)		(0.07	)(B)	(0.11)	(0.08)	(0.04)	0.06
Net realized and unrealized gain (loss)	3.67		(0.20)		1.78	0.95	4.92	1.50

Total investment operations	3.61		(0.27)		1.67	0.87	4.88	1.56

Dividends and/or distributions to shareholders:
Net investment income	—		—		—	—	(0.06)	—
Net realized gains	—		(2.34)		(1.39)	(0.36)	(0.06)	(2.31)

Total dividends and/or distributions to shareholders	—		(2.34)		(1.39)	(0.36)	(0.12)	(2.31)

Net asset value, end of period/year	$16.79		$13.18		$15.79	$15.51	$15.00	$10.24

Total return (C)	27.39	%(D)	(2.50)%		11.45%	5.79%	47.89%	15.20%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$86,972		$60,753		$60,939	$40,691	$36,515	$18,213
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.12	%(E)	1.13%		1.12%	1.13%	1.13%	1.16%
Including waiver and/or reimbursement and recapture	1.12	%(E)	1.12	%(B)	1.12%	1.13%	1.15%	1.15%
Net investment income (loss) to average net assets	(0.84	)%(E)	(0.50	)%(B)	(0.66)%	(0.52)%	(0.34)%	0.52%
Portfolio turnover rate	20	%(D)	39%		31%	29%	30%	51%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2017

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Morgan Stanley Capital Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the period ended June 30, 2017, commissions recaptured are $5,971.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, ETF and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee under the supervision of the Portfolio’s Board. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at June 30, 2017, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at June 30, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to each other as well as to other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of June 30, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2017.

Repurchase agreements at June 30, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of June 30, 2017.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$19,233,081	$—	$—	$—	$19,233,081
Total Borrowings	$19,233,081	$—	$—	$—	$19,233,081

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on foreign currency: The Portfolio may purchase or write foreign currency options. Purchasing or writing options on foreign currency gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Open option contracts at June 30, 2017, if any, are included within the Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of June 30, 2017.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$12,582	$—	$—	$—	$12,582
Total	$—	$12,582	$—	$—	$—	$12,582

(A)	Included within Investments, at value within the Statement of Assets and Liabilities.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of June 30, 2017.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$(123,777)	$—	$—	$—	$(123,777)
Total	$—	$(123,777)	$—	$—	$—	$(123,777)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$—	$(26,167)	$—	$—	$—	$(26,167)
Total	$—	$(26,167)	$—	$—	$—	$(26,167)

(A)	Included within Net realized gain (loss) on transactions from Investments within the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments within the Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the period ended June 30, 2017.

Purchased Options and Swaptions at value
Calls	Puts
$ 13,795	$ —

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

The following is a summary of the Portfolio’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of June 30, 2017. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within the Statement of Assets and Liabilities		Net Amount	Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within the Statement of Assets and Liabilities		Net Amount
Counterparty		Financial Instruments	Collateral Received (B)			Financial Instruments	Collateral Pledged (B)
	Assets				Liabilities
Royal Bank of Scotland PLC	$12,582	$—	$—	$12,582	$—	$—	$—	$—

Total	$12,582	$—	$—	$12,582	$—	$—	$—	$—

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

7. RISK FACTOR

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Growth risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $500 million	0.830%
Over $500 million	0.705%

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs including the investment management fee but excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.90%	May 1, 2018
Service Class	1.15%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.90%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees for all applicable share classes.

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the period ended June 30, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of June 30, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. For the period ended June 30, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: Brokerage commissions incurred on security transactions placed with affiliates of the adviser or sub adviser.

For the period ended June 30, 2017, brokerage commissions are $1,060.

9. PRINCIPAL OWNERSHIP

As of June 30, 2017, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	3	97.38%	97.38%
Service Class	1	88.08%	88.08%

10. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 51,974,795	$ —	$ 59,310,786	$ —

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

12. NEW ACCOUNTING PRONOUNCEMENT

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

13. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Morgan Stanley Capital Growth VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 7-8, 2017, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica Morgan Stanley Capital Growth VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and Morgan Stanley Investment Management, Inc. (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2018.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Services, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed continuation of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmark, in each case for various trailing periods ended December 31, 2016.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Morgan Stanley Capital Growth VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Initial Class Shares of the Portfolio was above the median for its peer universe for the past 5-year period and below the median for the past 1-, 3- and 10-year periods. The Board also noted that the performance of Initial Class Shares of the Portfolio was above its benchmark for the past 5-year period and below its benchmark for the past 1-, 3- and 10-year periods. The Board noted that the Portfolio’s sub-adviser had commenced subadvising the Portfolio on March 21, 2011 pursuant to its current investment strategies. The Trustees observed that the performance of the Portfolio had improved during the first quarter of 2017.

Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Initial Class Shares of the Portfolio were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM had not made material changes to this methodology, which had been applied consistently for the Portfolio.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Morgan Stanley Capital Growth VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through its undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio and that TAM believes that the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Portfolio. The Board also noted that the Sub-Adviser participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and the contract holders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Portfolio’s brokerage transactions.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Multi-Managed Balanced VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2017, and held for the entire period until June 30, 2017.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Annualized Expense Ratio
Initial Class	$1,000.00	$1,064.20	$3.38	$1,021.50	$3.31	0.66%
Service Class	1,000.00	1,063.10	4.65	1,020.30	4.56	0.91

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2017

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	60.1%
Corporate Debt Securities	15.8
U.S. Government Obligations	8.6
U.S. Government Agency Obligations	6.3
Commercial Paper	4.9
Mortgage-Backed Securities	4.4
Asset-Backed Securities	2.7
Repurchase Agreement	2.3
Short-Term U.S. Government Obligations	1.0
Securities Lending Collateral	0.6
Foreign Government Obligations	0.5
Municipal Government Obligations	0.3
Preferred Stocks	0.0 *
Net Other Assets (Liabilities) ^	(7.5)
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS - 60.1%
Aerospace & Defense - 1.0%
General Dynamics Corp.	30,671	$ 6,075,925
L3 Technologies, Inc.	5,192	867,479
Northrop Grumman Corp.	16,652	4,274,735
Textron, Inc.	11,964	563,505
United Technologies Corp.	38,582	4,711,248

		16,492,892

Air Freight & Logistics - 0.1%
FedEx Corp.	5,200	1,130,116

Airlines - 0.5%
Delta Air Lines, Inc.	73,022	3,924,202
United Continental Holdings, Inc. (A)	64,302	4,838,726

		8,762,928

Auto Components - 0.3%
Delphi Automotive PLC, Class A	39,026	3,420,629
Lear Corp.	6,976	991,150

		4,411,779

Automobiles - 0.3%
Ford Motor Co.	193,998	2,170,838
General Motors Co.	66,121	2,309,606

		4,480,444

Banks - 3.6%
Bank of America Corp.	789,295	19,148,297
BB&T Corp.	31,850	1,446,308
Citigroup, Inc.	248,891	16,645,830
KeyCorp	214,341	4,016,750
PNC Financial Services Group, Inc.	14,600	1,823,102
Regions Financial Corp.	56,377	825,359
SVB Financial Group (A)	4,869	855,922
Wells Fargo & Co.	313,807	17,388,046
Zions Bancorporation	18,009	790,775

		62,940,389

Beverages - 1.9%
Brown-Forman Corp., Class B	22,400	1,088,640
Coca-Cola Co.	61,272	2,748,049
Constellation Brands, Inc., Class A	34,983	6,777,257
Dr Pepper Snapple Group, Inc.	9,076	826,914
Molson Coors Brewing Co., Class B	72,416	6,252,398
PepsiCo, Inc.	135,117	15,604,662

		33,297,920

Biotechnology - 1.7%
AbbVie, Inc., Class G	23,500	1,703,985
Alexion Pharmaceuticals, Inc. (A)	22,018	2,678,930
Amgen, Inc.	3,200	551,136
Biogen, Inc. (A)	23,637	6,414,136
BioMarin Pharmaceutical, Inc. (A)	4,989	453,101
Celgene Corp. (A)	62,242	8,083,369
Gilead Sciences, Inc.	94,086	6,659,407
Vertex Pharmaceuticals, Inc. (A)	26,782	3,451,396

		29,995,460

Building Products - 0.3%
Allegion PLC	33,982	2,756,620
Masco Corp.	80,167	3,063,181

		5,819,801

	Shares	Value
COMMON STOCKS (continued)
Capital Markets - 2.1%
Ameriprise Financial, Inc.	7,728	$ 983,697
Bank of New York Mellon Corp.	128,326	6,547,193
BlackRock, Inc., Class A	1,679	709,226
Charles Schwab Corp.	196,834	8,455,989
Goldman Sachs Group, Inc.	4,825	1,070,667
Intercontinental Exchange, Inc.	73,072	4,816,906
Morgan Stanley	210,667	9,387,322
State Street Corp.	43,834	3,933,225

		35,904,225

Chemicals - 1.3%
Albemarle Corp.	8,000	844,320
Celanese Corp., Series A	11,700	1,110,798
Dow Chemical Co.	56,171	3,542,705
E.I. du Pont de Nemours & Co.	107,532	8,678,908
Eastman Chemical Co.	68,926	5,789,095
Mosaic Co.	101,522	2,317,747

		22,283,573

Communications Equipment - 0.2%
Cisco Systems, Inc.	117,544	3,679,127

Construction Materials - 0.0% (B)
Vulcan Materials Co.	5,700	722,076

Consumer Finance - 0.6%
American Express Co.	22,900	1,929,096
Capital One Financial Corp.	50,088	4,138,270
Discover Financial Services	55,035	3,422,627

		9,489,993

Containers & Packaging - 0.3%
Crown Holdings, Inc. (A)	35,623	2,125,268
WestRock Co.	47,085	2,667,836

		4,793,104

Diversified Financial Services - 0.9%
Berkshire Hathaway, Inc., Class B (A)	86,778	14,697,590
Voya Financial, Inc.	14,622	539,405

		15,236,995

Diversified Telecommunication Services - 0.8%
AT&T, Inc.	208,057	7,849,991
Verizon Communications, Inc.	124,903	5,578,168

		13,428,159

Electric Utilities - 1.6%
American Electric Power Co., Inc.	14,800	1,028,156
Duke Energy Corp.	28,200	2,357,238
Edison International	63,955	5,000,641
NextEra Energy, Inc.	61,521	8,620,938
PG&E Corp.	83,186	5,521,055
Xcel Energy, Inc.	109,340	5,016,519

		27,544,547

Electrical Equipment - 0.3%
Eaton Corp. PLC	66,179	5,150,712

Electronic Equipment, Instruments & Components - 0.4%
TE Connectivity, Ltd.	85,927	6,760,736

Energy Equipment & Services - 0.3%
Halliburton Co.	44,435	1,897,819
Schlumberger, Ltd.	48,313	3,180,928

		5,078,747

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts - 1.4%
AvalonBay Communities, Inc.	22,634	$ 4,349,576
Boston Properties, Inc.	11,700	1,439,334
Brixmor Property Group, Inc.	28,400	507,792
Camden Property Trust	6,200	530,162
Digital Realty Trust, Inc.	8,000	903,600
Equinix, Inc.	4,512	1,936,370
Extra Space Storage, Inc.	20,200	1,575,600
Federal Realty Investment Trust	9,600	1,213,344
HCP, Inc.	49,665	1,587,293
Kimco Realty Corp.	38,922	714,219
Omega Healthcare Investors, Inc.	9,200	303,784
Prologis, Inc., Class A	54,924	3,220,743
Public Storage	17,692	3,689,313
Regency Centers Corp.	10,725	671,814
Vornado Realty Trust, Class A	21,900	2,056,410

		24,699,354

Food & Staples Retailing - 1.0%
Costco Wholesale Corp.	38,891	6,219,838
Kroger Co.	45,976	1,072,160
Wal-Mart Stores, Inc.	12,030	910,430
Walgreens Boots Alliance, Inc.	107,857	8,446,282

		16,648,710

Food Products - 0.6%
Archer-Daniels-Midland Co.	13,523	559,582
J.M. Smucker, Co.	3,493	413,327
Kraft Heinz Co.	27,225	2,331,549
Mondelez International, Inc., Class A	175,611	7,584,639

		10,889,097

Health Care Equipment & Supplies - 1.3%
Abbott Laboratories	138,424	6,728,791
Becton Dickinson and Co.	21,900	4,272,909
Boston Scientific Corp. (A)	253,939	7,039,189
Cooper Cos., Inc.	2,004	479,798
Danaher Corp.	30,190	2,547,734
Zimmer Biomet Holdings, Inc., Class A	16,614	2,133,237

		23,201,658

Health Care Providers & Services - 1.7%
Aetna, Inc.	35,752	5,428,226
Cigna Corp.	12,657	2,118,655
HCA Healthcare, Inc. (A)	6,305	549,796
Humana, Inc., Class A	16,263	3,913,203
UnitedHealth Group, Inc.	92,712	17,190,659

		29,200,539

Hotels, Restaurants & Leisure - 0.6%
Royal Caribbean Cruises, Ltd., Class A	29,498	3,222,067
Starbucks Corp.	125,249	7,303,269

		10,525,336

Household Durables - 0.2%
D.R. Horton, Inc.	35,161	1,215,516
Newell Brands, Inc.	11,002	589,927
PulteGroup, Inc.	75,090	1,841,958
Toll Brothers, Inc.	15,157	598,853

		4,246,254

	Shares	Value
COMMON STOCKS (continued)
Household Products - 0.8%
Kimberly-Clark Corp.	43,436	$ 5,608,022
Procter & Gamble Co.	89,461	7,796,526

		13,404,548

Industrial Conglomerates - 1.6%
General Electric Co.	499,389	13,488,497
Honeywell International, Inc.	101,856	13,576,386

		27,064,883

Insurance - 1.6%
American International Group, Inc.	71,737	4,484,997
Arthur J. Gallagher & Co.	67,511	3,865,005
Chubb, Ltd.	49,003	7,124,056
Hartford Financial Services Group, Inc.	51,900	2,728,383
MetLife, Inc.	174,901	9,609,061

		27,811,502

Internet & Direct Marketing Retail - 1.2%
Amazon.com, Inc. (A)	21,317	20,634,856

Internet Software & Services - 3.3%
Alphabet, Inc., Class A (A)	19,750	18,361,180
Alphabet, Inc., Class C (A)	19,983	18,159,152
Facebook, Inc., Class A (A)	137,334	20,734,687

		57,255,019

IT Services - 2.4%
Accenture PLC, Class A	112,198	13,876,649
Automatic Data Processing, Inc.	9,800	1,004,108
Fidelity National Information Services, Inc.	60,619	5,176,862
International Business Machines Corp.	17,437	2,682,334
Mastercard, Inc., Class A	33	4,008
Paychex, Inc.	17,200	979,368
Vantiv, Inc., Class A (A)	20,680	1,309,871
Visa, Inc., Class A	164,300	15,408,054
WEX, Inc. (A)	17,523	1,827,123

		42,268,377

Life Sciences Tools & Services - 0.5%
Agilent Technologies, Inc.	36,243	2,149,573
Illumina, Inc. (A)	15,191	2,635,942
Thermo Fisher Scientific, Inc.	19,017	3,317,896

		8,103,411

Machinery - 1.3%
Deere & Co.	4,200	519,078
Fortive Corp.	6,847	433,757
Ingersoll-Rand PLC	82,599	7,548,723
PACCAR, Inc.	63,399	4,186,870
Parker-Hannifin Corp.	6,546	1,046,182
Snap-on, Inc.	17,900	2,828,200
Stanley Black & Decker, Inc.	46,609	6,559,284

		23,122,094

Media - 2.7%
Charter Communications, Inc., Class A (A)	26,739	9,007,032
Comcast Corp., Class A	316,576	12,321,138
DISH Network Corp., Class A (A)	49,055	3,078,692
Sirius XM Holdings, Inc. (C)	284,799	1,557,850
Time Warner, Inc.	27,732	2,784,570
Twenty-First Century Fox, Inc., Class A	352,590	9,992,401
Walt Disney Co.	70,521	7,492,856

		46,234,539

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Metals & Mining - 0.1%
Alcoa Corp.	20,900	$ 682,385
Newmont Mining Corp.	24,065	779,465

		1,461,850

Multi-Utilities - 0.3%
CMS Energy Corp.	77,014	3,561,898
NiSource, Inc., Class B	84,900	2,153,064

		5,714,962

Multiline Retail - 0.2%
Dollar General Corp.	27,029	1,948,521
Dollar Tree, Inc. (A)	7,700	538,384
Macy’s, Inc.	33,700	783,188

		3,270,093

Oil, Gas & Consumable Fuels - 3.3%
Anadarko Petroleum Corp., Class A	62,300	2,824,682
Apache Corp.	19,801	949,062
Cabot Oil & Gas Corp.	63,569	1,594,310
Chevron Corp.	73,819	7,701,536
Concho Resources, Inc. (A)	14,586	1,772,636
Diamondback Energy, Inc. (A)	39,978	3,550,446
EOG Resources, Inc.	82,415	7,460,206
EQT Corp.	32,713	1,916,655
Exxon Mobil Corp.	169,266	13,664,844
Kinder Morgan, Inc.	75,423	1,445,105
Occidental Petroleum Corp.	77,570	4,644,116
Phillips 66	23,600	1,951,484
Pioneer Natural Resources Co.	37,517	5,986,963
Valero Energy Corp.	22,565	1,522,235

		56,984,280

Pharmaceuticals - 3.4%
Allergan PLC	36,226	8,806,178
Bristol-Myers Squibb Co.	138,151	7,697,774
Eli Lilly & Co.	97,069	7,988,779
Johnson & Johnson	86,113	11,391,889
Merck & Co., Inc.	110,391	7,074,959
Pfizer, Inc.	478,670	16,078,525

		59,038,104

Road & Rail - 1.0%
Canadian Pacific Railway, Ltd.	13,476	2,167,076
Norfolk Southern Corp.	24,600	2,993,820
Union Pacific Corp.	104,755	11,408,867

		16,569,763

Semiconductors & Semiconductor Equipment - 2.1%
Analog Devices, Inc., Class A	111,863	8,702,941
Broadcom, Ltd.	49,988	11,649,704
Lam Research Corp.	7,123	1,007,406
Microchip Technology, Inc. (C)	33,200	2,562,376
NVIDIA Corp.	16,300	2,356,328
Texas Instruments, Inc.	140,012	10,771,123

		37,049,878

Software - 2.9%
Adobe Systems, Inc. (A)	91,519	12,944,447
Microsoft Corp.	507,530	34,984,043
Oracle Corp.	26,169	1,312,114
Workday, Inc., Class A (A)	11,810	1,145,570

		50,386,174

	Shares	Value
COMMON STOCKS (continued)
Specialty Retail - 2.3%
AutoZone, Inc. (A)	1,400	$ 798,644
Best Buy Co., Inc.	29,248	1,676,788
Home Depot, Inc.	87,727	13,457,322
Lowe’s Cos., Inc.	112,190	8,698,090
O’Reilly Automotive, Inc. (A)	15,772	3,449,967
Ross Stores, Inc.	53,971	3,115,746
TJX Cos., Inc.	118,776	8,572,064

		39,768,621

Technology Hardware, Storage & Peripherals - 2.6%
Apple, Inc.	282,161	40,636,827
HP, Inc.	275,167	4,809,919

		45,446,746

Textiles, Apparel & Luxury Goods - 0.1%
NIKE, Inc., Class B	35,100	2,070,900

Tobacco - 1.0%
Altria Group, Inc.	43,400	3,231,998
Philip Morris International, Inc.	112,024	13,157,219

		16,389,217

Trading Companies & Distributors - 0.0% (B)
HD Supply Holdings, Inc. (A)	16,200	496,206

Wireless Telecommunication Services - 0.1%
T-Mobile US, Inc. (A)	24,348	1,475,976

Total Common Stocks (Cost $882,063,177)		1,038,836,670

PREFERRED STOCKS - 0.0% (B)
Banks - 0.0% (B)
Citigroup Capital XIII 7.54% (D)	15,621	405,834

Capital Markets - 0.0% (B)
State Street Corp. Series D, 5.90% (D)	3,072	86,354

Electric Utilities - 0.0% (B)
SCE Trust III Series H, 5.75% (D)	1,280	35,942

Total Preferred Stocks (Cost $537,460)		528,130

	Principal	Value
ASSET-BACKED SECURITIES - 2.7%
321 Henderson Receivables VI LLC Series 2010-1A, Class A, 5.56%, 07/15/2059 (E)	$ 543,707	584,578
American Tower Trust #1 Series 2013-1A, Class 1A, 1.55%, 03/15/2043 (E)	2,292,000	2,287,337
Avis Budget Rental Car Funding AESOP LLC
Series 2013-1A, Class A,
1.92%, 09/20/2019 (E)	310,000	309,853
Series 2014-1A, Class A,
2.46%, 07/20/2020 (E)	720,000	721,908
BlueMountain CLO, Ltd. Series 2015-2A, Class A1, 2.59% (D), 07/18/2027 (E)	910,000	914,042

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
ASSET-BACKED SECURITIES (continued)
BXG Receivables Note Trust Series 2015-A, Class A, 2.88%, 05/02/2030 (E)	$ 1,101,647	$ 1,088,503
CIFC Funding, Ltd. Series 2017-3A, Class A1, 0.00% (D), 07/20/2030 (E) (F)	2,500,000	2,498,750
Green Tree Agency Advance Funding Trust I Series 2016-T1, Class AT1, 2.38%, 10/15/2048 (E)	840,000	836,522
Hertz Vehicle Financing LLC Series 2016-3A, Class A, 2.27%, 07/25/2020 (E)	725,000	719,004
Series 2016-4A, Class A,
2.65%, 07/25/2022 (E)	700,000	685,769
Hilton Grand Vacations Trust Series 2017-AA, Class A, 2.66%, 12/26/2028 (E)	457,476	457,676
ICG US CLO, Ltd. Series 2014-1A, Class A1, 2.31% (D), 04/20/2026 (E)	2,525,000	2,517,874
JG Wentworth XXII LLC Series 2010-3A, Class A, 3.82%, 12/15/2048 (E)	597,392	603,435
Longfellow Place CLO, Ltd. Series 2013-1A, Class ARR, 2.50% (D), 04/15/2029 (E)	395,000	394,998
MVW Owner Trust Series 2014-1A, Class A, 2.25%, 09/22/2031 (E)	338,593	336,279
New Residential Advanced Receivables Trust Series 2016-T2, Class AT2, 2.58%, 10/15/2049 (E)	688,000	683,536
Series 2017-T1, Class AT1,
3.21%, 02/15/2051 (E)	2,700,000	2,715,344
NRZ Advance Receivables Trust Series 2016-T4, Class AT4, 3.11%, 12/15/2050 (E)	1,300,000	1,282,289
OCP CLO, Ltd. Series 2015-8A, Class A1, 2.69% (D), 04/17/2027 (E)	930,000	930,371
Ocwen Master Advance Receivables Trust Series 2015-T3, Class AT3, 3.21%, 11/15/2047 (E)	1,270,000	1,267,005
Series 2016-T2, Class AT2,
2.72%, 08/16/2049 (E)	1,000,000	996,484
Orange Lake Timeshare Trust Series 2015-AA, Class A, 2.88%, 09/08/2027 (E)	437,754	438,175
Series 2016-A, Class A,
2.61%, 03/08/2029 (E)	2,211,520	2,208,341
Palmer Square CLO, Ltd. Series 2013-2A, Class A1AR, 2.38% (D), 10/17/2027 (E)	1,500,000	1,500,377

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Palmer Square CLO, Ltd. (continued)
Series 2015-2A, Class A1A,
2.66% (D), 07/20/2027 (E)	$ 915,000	$ 915,051
Series 2015-2A, Class A1AR,
2.58% (D), 07/20/2030 (E) (F)	915,000	915,000
SBA Tower Trust Series 2014-1A, Class C, 2.90% (D), 10/15/2044 (E)	3,405,000	3,422,937
Sierra Receivables Funding Co. LLC Series 2017-1A, Class A, 2.91%, 03/20/2034 (E)	851,316	858,351
Sierra Timeshare Receivables Funding LLC Series 2013-3A, Class B, 2.70%, 10/20/2030 (E)	90,820	90,940
Series 2014-1A, Class A,
2.07%, 03/20/2030 (E)	202,035	201,770
Series 2014-2A, Class A,
2.05% (D), 06/20/2031 (E)	172,065	171,807
Series 2015-1A, Class A,
2.40%, 03/22/2032 (E)	137,284	137,347
Series 2015-1A, Class B,
3.05%, 03/22/2032 (E)	143,004	143,725
Series 2016-2A, Class A,
2.33%, 07/20/2033 (E)	743,996	743,607
Silverleaf Finance XVIII LLC Series 2014-A, Class A, 2.81%, 01/15/2027 (E)	161,754	161,497
SolarCity LMC Series III LLC Series 2014-2, Class A, 4.02%, 07/20/2044 (E)	583,340	569,599
SpringCastle America Funding LLC Series 2016-AA, Class A, 3.05%, 04/25/2029 (E)	1,222,713	1,229,915
SPS Servicer Advance Receivables Trust Series 2016-T2, Class AT2, 2.75%, 11/15/2049 (E)	600,000	601,070
Towd Point Mortgage Trust Series 2017-1, Class A1, 2.75% (D), 10/25/2056 (E)	1,906,660	1,921,356
Series 2017-2, Class A1,
2.75% (D), 04/25/2057 (E)	1,638,354	1,653,972
Trafigura Securitisation Finance PLC Series 2014-1A, Class A, 2.11% (D), 10/15/2018 (E)	1,760,000	1,758,446
VSE VOI Mortgage LLC Series 2016-A, Class A, 2.54%, 07/20/2033 (E)	702,484	700,159
Welk Resorts LLC Series 2017-AA, Class A, 2.82%, 06/15/2033 (E)	1,900,000	1,899,582
Wellfleet CLO, Ltd. Series 2016-2A, Class A1, 2.81% (D), 10/20/2028 (E)	1,125,000	1,129,769

Total Asset-Backed Securities (Cost $46,212,093)		46,204,350

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES - 15.8%
Air Freight & Logistics - 0.1%
FedEx Corp. 4.90%, 01/15/2034	$ 1,261,000	$ 1,403,610
5.10%, 01/15/2044	215,000	241,283

		1,644,893

Airlines - 0.6%
American Airlines Pass-Through Trust 3.20%, 12/15/2029	815,267	808,093
3.70%, 04/01/2028	1,690,783	1,733,052
Delta Air Lines Pass-Through Trust 4.75%, 11/07/2021	1,298,546	1,360,227
6.82%, 02/10/2024	1,602,962	1,839,399
Northwest Airlines Pass-Through Trust 7.03%, 05/01/2021	615,509	681,676
United Airlines Pass-Through Trust 3.75%, 03/03/2028	2,444,380	2,529,933
US Airways Pass-Through Trust 5.38%, 05/15/2023	1,238,390	1,303,406

		10,255,786

Auto Components - 0.0% (B)
BorgWarner, Inc. 3.38%, 03/15/2025 (C)	450,000	452,043

Automobiles - 0.2%
Ford Motor Co. 4.35%, 12/08/2026	1,250,000	1,286,800
General Motors Co. 4.88%, 10/02/2023	640,000	685,871
6.25%, 10/02/2043	893,000	991,899

		2,964,570

Banks - 2.9%
Bank of America Corp. 4.10%, 07/24/2023	2,372,000	2,511,049
4.45%, 03/03/2026, MTN	1,435,000	1,493,468
5.75%, 12/01/2017	320,000	325,415
Bank One Capital III 8.75%, 09/01/2030	175,000	261,844
Bank One Corp. 8.00%, 04/29/2027	350,000	462,927
Barclays Bank PLC 10.18%, 06/12/2021 (E)	4,265,000	5,341,780
BNP Paribas SA 6.75% (D), 03/14/2022 (C) (E) (G)	350,000	369,250
Branch Banking & Trust Co. 3.80%, 10/30/2026	1,460,000	1,530,296
Citigroup, Inc. 1.70%, 04/27/2018	1,303,000	1,301,694
2.63% (D), 09/01/2023	1,090,000	1,110,241
3.38%, 03/01/2023	1,582,000	1,614,632
6.68%, 09/13/2043	75,000	100,085
Commerzbank AG 8.13%, 09/19/2023 (E)	2,630,000	3,172,958
Cooperatieve Rabobank UA 2.25%, 01/14/2019	265,000	266,693
11.00% (D), 06/30/2019 (E) (G)	3,815,000	4,431,123
Discover Bank 3.45%, 07/27/2026	1,078,000	1,042,635
First Horizon National Corp. 3.50%, 12/15/2020	470,000	482,051

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
HSBC Holdings PLC 4.25%, 03/14/2024	$ 200,000	$ 206,902
5.25%, 03/14/2044	201,000	230,293
Intesa Sanpaolo SpA 5.02%, 06/26/2024 (E)	615,000	623,707
JPMorgan Chase & Co. 3.25%, 09/23/2022	2,959,000	3,032,451
3.54% (D), 05/01/2028	1,073,000	1,076,249
4.85%, 02/01/2044	1,010,000	1,163,881
6.40%, 05/15/2038	613,000	821,314
6.75% (D), 02/01/2024 (C) (G)	66,000	74,993
JPMorgan Chase Bank NA 6.00%, 10/01/2017	741,000	748,595
KeyBank NA 3.40%, 05/20/2026, MTN	460,000	456,775
Nordea Bank AB 4.25%, 09/21/2022 (E)	4,458,000	4,727,575
Royal Bank of Scotland Group PLC 6.00%, 12/19/2023	275,000	302,904
6.10%, 06/10/2023	149,000	164,176
6.40%, 10/21/2019	185,000	201,100
Societe Generale SA 5.00%, 01/17/2024 (E)	275,000	292,985
Svenska Handelsbanken AB 2.45%, 03/30/2021, MTN	2,000,000	2,003,850
Toronto-Dominion Bank 3.63% (D), 09/15/2031	1,040,000	1,031,867
US Bank NA 2.13%, 10/28/2019	589,000	593,381
Wells Fargo & Co. 2.13%, 04/22/2019	790,000	794,117
3.58% (D), 05/22/2028, MTN	1,843,000	1,862,593
4.10%, 06/03/2026, MTN	668,000	691,694
4.13%, 08/15/2023	1,446,000	1,529,210
5.38%, 11/02/2043	280,000	323,921
5.90% (D), 06/15/2024 (G)	178,000	190,638
Wells Fargo Bank NA 5.95%, 08/26/2036	431,000	542,146

		49,505,458

Beverages - 0.6%
Anheuser-Busch InBev Finance, Inc. 3.65%, 02/01/2026	3,828,000	3,943,873
Anheuser-Busch InBev Worldwide, Inc. 4.44%, 10/06/2048 (E)	1,419,000	1,505,457
Constellation Brands, Inc. 3.70%, 12/06/2026	462,000	470,187
Molson Coors Brewing Co. 2.10%, 07/15/2021	1,798,000	1,768,103
4.20%, 07/15/2046	208,000	205,125
Pernod Ricard SA 5.75%, 04/07/2021 (E)	1,761,000	1,961,020

		9,853,765

Biotechnology - 0.4%
AbbVie, Inc. 3.20%, 05/14/2026	2,229,000	2,202,678
Amgen, Inc. 4.40%, 05/01/2045	300,000	308,144

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Biotechnology (continued)
Biogen, Inc. 4.05%, 09/15/2025	$ 982,000	$ 1,036,785
Celgene Corp. 5.00%, 08/15/2045	2,024,000	2,279,018
Gilead Sciences, Inc. 2.95%, 03/01/2027 (C)	345,000	334,836
4.15%, 03/01/2047	311,000	312,450

		6,473,911

Building Products - 0.1%
Owens Corning 4.20%, 12/15/2022	1,680,000	1,772,533

Capital Markets - 1.5%
Ameriprise Financial, Inc. 3.70%, 10/15/2024	1,909,000	1,993,914
7.30%, 06/28/2019	1,180,000	1,300,121
Charles Schwab Corp. 3.20%, 03/02/2027	2,150,000	2,160,030
Credit Suisse Group Funding Guernsey, Ltd. 3.75%, 03/26/2025	1,756,000	1,774,180
3.80%, 06/09/2023	1,515,000	1,561,897
Deutsche Bank AG 2.48% (D), 08/20/2020	280,000	281,103
6.00%, 09/01/2017	550,000	553,629
Goldman Sachs Group, Inc. 2.75%, 09/15/2020	1,050,000	1,062,650
5.75%, 01/24/2022	2,525,000	2,842,832
6.25%, 02/01/2041	175,000	228,601
6.75%, 10/01/2037	848,000	1,100,739
Macquarie Group, Ltd. 6.25%, 01/14/2021 (E)	1,297,000	1,442,610
Morgan Stanley 5.00%, 11/24/2025	2,340,000	2,544,652
5.75%, 01/25/2021	3,210,000	3,551,653
Oaktree Capital Management, LP 6.75%, 12/02/2019 (E)	705,000	773,316
UBS AG 1.80%, 03/26/2018	1,205,000	1,206,936
7.63%, 08/17/2022	1,521,000	1,785,654
UBS Group Funding Switzerland AG 4.25%, 03/23/2028 (E)	692,000	722,953

		26,887,470

Chemicals - 0.1%
LyondellBasell Industries NV 5.00%, 04/15/2019	215,000	224,770
Monsanto Co. 4.40%, 07/15/2044	1,664,000	1,692,386

		1,917,156

Commercial Services & Supplies - 0.1%
ERAC USA Finance LLC 2.70%, 11/01/2023 (E)	295,000	288,028
3.85%, 11/15/2024 (E)	720,000	741,096
Hutchison Whampoa International 11, Ltd. 4.63%, 01/13/2022 (E)	600,000	647,378
Hutchison Whampoa International 14, Ltd. 1.63%, 10/31/2017 (E)	935,000	932,766

		2,609,268

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Communications Equipment - 0.1%
Cisco Systems, Inc. 2.13%, 03/01/2019	$ 225,000	$ 226,824
Harris Corp. 5.55%, 10/01/2021	1,250,000	1,387,023

		1,613,847

Construction & Engineering - 0.2%
SBA Tower Trust 2.24%, 04/15/2043 (E)	280,000	279,866
2.88%, 07/15/2021 (E)	1,477,000	1,473,972
3.17%, 04/15/2022 (E)	1,490,000	1,496,207

		3,250,045

Construction Materials - 0.1%
LafargeHolcim Finance US LLC 4.75%, 09/22/2046 (E)	1,290,000	1,341,877
Martin Marietta Materials, Inc. 4.25%, 07/02/2024	1,065,000	1,117,654

		2,459,531

Consumer Finance - 0.5%
Ally Financial, Inc. 3.50%, 01/27/2019	1,525,000	1,545,969
4.13%, 03/30/2020	1,500,000	1,541,250
American Express Co. 4.05%, 12/03/2042	300,000	307,166
BMW US Capital LLC 2.80%, 04/11/2026 (E)	1,775,000	1,726,562
Capital One Financial Corp. 2.50%, 05/12/2020	1,452,000	1,458,290
Discover Financial Services 3.75%, 03/04/2025	3,000,000	2,964,213

		9,543,450

Containers & Packaging - 0.2%
International Paper Co. 4.75%, 02/15/2022 (C)	694,000	756,195
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.13%, 07/15/2023 (E)	650,000	675,188
5.75%, 10/15/2020	1,295,000	1,325,225

		2,756,608

Diversified Consumer Services - 0.0% (B)
President & Fellows of Harvard College 3.62%, 10/01/2037	95,000	98,863

Diversified Financial Services - 0.1%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.50%, 05/15/2021	1,865,000	1,978,737

Diversified Telecommunication Services - 0.7%
AT&T, Inc. 3.00%, 06/30/2022	2,024,000	2,025,046
3.40%, 05/15/2025	2,055,000	2,020,250
4.35%, 06/15/2045	445,000	413,011
4.60%, 02/15/2021	285,000	303,962
5.00%, 03/01/2021	850,000	919,065
GTP Acquisition Partners I LLC 2.35%, 06/15/2045 (E)	210,000	207,629
Hughes Satellite Systems Corp. 7.63%, 06/15/2021	850,000	965,813

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Telecommunication Services (continued)
Intelsat Jackson Holdings SA 7.25%, 04/01/2019	$ 220,000	$ 220,055
Sprint Capital Corp. 6.88%, 11/15/2028	175,000	194,525
Verizon Communications, Inc. 5.15%, 09/15/2023	1,916,000	2,128,268
5.50%, 03/16/2047	1,977,000	2,161,183

		11,558,807

Electric Utilities - 0.5%
Appalachian Power Co. 3.40%, 06/01/2025 (C)	550,000	564,851
Cleveland Electric Illuminating Co. 5.95%, 12/15/2036	114,000	136,550
8.88%, 11/15/2018	65,000	70,773
Duke Energy Corp. 3.75%, 04/15/2024 - 09/01/2046	3,320,000	3,236,463
Entergy Arkansas, Inc. 3.70%, 06/01/2024	267,000	279,654
Jersey Central Power & Light Co. 7.35%, 02/01/2019	128,000	137,863
Niagara Mohawk Power Corp. 4.88%, 08/15/2019 (E)	347,000	367,195
Oncor Electric Delivery Co. LLC 4.10%, 06/01/2022	1,262,000	1,343,591
5.30%, 06/01/2042	75,000	90,514
PacifiCorp 3.60%, 04/01/2024	1,631,000	1,709,821
5.75%, 04/01/2037	150,000	189,831

		8,127,106

Electronic Equipment, Instruments & Components - 0.1%
Arrow Electronics, Inc. 3.88%, 01/12/2028	1,415,000	1,403,219

Energy Equipment & Services - 0.1%
Schlumberger Holdings Corp. 3.00%, 12/21/2020 (E)	1,352,000	1,376,603
Schlumberger Investment SA 3.65%, 12/01/2023	132,000	138,749
Weatherford International, Ltd. 5.95%, 04/15/2042	155,000	120,900

		1,636,252

Equity Real Estate Investment Trusts - 0.7%
CBL & Associates, LP 5.25%, 12/01/2023 (C)	1,036,000	1,010,584
EPR Properties 4.50%, 04/01/2025	955,000	968,151
4.75%, 12/15/2026	1,775,000	1,823,910
HCP, Inc. 3.40%, 02/01/2025	2,683,000	2,641,939
Hospitality Properties Trust 5.00%, 08/15/2022	1,250,000	1,339,887
Kilroy Realty, LP 4.25%, 08/15/2029	1,120,000	1,144,872
6.63%, 06/01/2020	900,000	998,492
Realty Income Corp. 3.88%, 07/15/2024	965,000	996,523

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts (continued)
VEREIT Operating Partnership, LP 3.00%, 02/06/2019	$ 620,000	$ 625,698
4.13%, 06/01/2021	788,000	821,931

		12,371,987

Food & Staples Retailing - 0.3%
CVS Health Corp. 2.13%, 06/01/2021	1,855,000	1,832,384
5.30%, 12/05/2043	209,000	240,857
Wal-Mart Stores, Inc. 4.00%, 04/11/2043	191,000	201,476
4.30%, 04/22/2044	925,000	1,024,533
Walgreens Boots Alliance, Inc. 3.30%, 11/18/2021	1,833,000	1,889,986

		5,189,236

Food Products - 0.3%
Conagra Brands, Inc. 3.20%, 01/25/2023	855,000	861,793
Kraft Heinz Foods Co. 2.80%, 07/02/2020	880,000	893,163
4.88%, 02/15/2025 (E)	535,000	573,408
Tyson Foods, Inc. 3.55%, 06/02/2027	1,741,000	1,761,310
3.95%, 08/15/2024	676,000	707,378
WhiteWave Foods Co. 5.38%, 10/01/2022	888,000	1,001,650

		5,798,702

Health Care Equipment & Supplies - 0.4%
Abbott Laboratories 3.75%, 11/30/2026	2,249,000	2,295,804
Becton Dickinson and Co. 3.70%, 06/06/2027	2,333,000	2,340,375
Boston Scientific Corp. 2.65%, 10/01/2018	968,000	976,887
Medtronic, Inc. 4.63%, 03/15/2045	1,062,000	1,195,212

		6,808,278

Health Care Providers & Services - 0.3%
Anthem, Inc. 1.88%, 01/15/2018	306,000	306,254
2.30%, 07/15/2018	853,000	857,802
3.30%, 01/15/2023	100,000	101,990
3.70%, 08/15/2021	525,000	547,622
Coventry Health Care, Inc. 5.45%, 06/15/2021	222,000	244,916
Express Scripts Holding Co. 4.50%, 02/25/2026	654,000	693,114
HCA Healthcare, Inc. 6.25%, 02/15/2021	345,000	376,913
Laboratory Corp. of America Holdings 3.60%, 02/01/2025	887,000	900,304
Tenet Healthcare Corp. 6.25%, 11/01/2018	210,000	221,550
UnitedHealth Group, Inc. 3.38%, 11/15/2021	569,000	593,242

		4,843,707

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Household Durables - 0.1%
D.R. Horton, Inc. 4.38%, 09/15/2022	$ 842,000	$ 896,209
Newell Brands, Inc. 4.20%, 04/01/2026	330,000	350,390

		1,246,599

Independent Power & Renewable Electricity Producers - 0.1%
NRG Energy, Inc. 6.63%, 03/15/2023 (C)	1,225,000	1,258,687

Industrial Conglomerates - 0.4%
General Electric Co. 5.00% (D), 01/21/2021 (G)	3,897,000	4,136,276
5.50%, 01/08/2020, MTN	610,000	664,440
6.88%, 01/10/2039, MTN	1,419,000	2,056,870

		6,857,586

Insurance - 0.4%
American International Group, Inc. 8.18% (D), 05/15/2068	42,000	56,700
Berkshire Hathaway Finance Corp. 3.00%, 05/15/2022	1,545,000	1,593,850
CNA Financial Corp. 5.88%, 08/15/2020	1,155,000	1,271,983
Enstar Group, Ltd. 4.50%, 03/10/2022	465,000	479,741
Fidelity National Financial, Inc. 5.50%, 09/01/2022	255,000	271,108
Hartford Financial Services Group, Inc. 5.13%, 04/15/2022	57,000	63,273
Lincoln National Corp. 8.75%, 07/01/2019	306,000	344,032
OneBeacon US Holdings, Inc. 4.60%, 11/09/2022	1,320,000	1,356,077
Pacific Life Insurance Co. 9.25%, 06/15/2039 (E)	425,000	692,762
Reinsurance Group of America, Inc. 3.91% (D), 12/15/2065	1,861,000	1,777,255

		7,906,781

IT Services - 0.1%
International Business Machines Corp. 3.63%, 02/12/2024	407,000	425,424
Mastercard, Inc. 2.00%, 04/01/2019	224,000	225,787
3.38%, 04/01/2024	441,000	459,943

		1,111,154

Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific, Inc. 2.40%, 02/01/2019	972,000	979,206

Machinery - 0.0% (B)
Doosan Heavy Industries & Construction Co., Ltd. 2.13%, 04/27/2020 (E)	580,000	569,601

Media - 0.3%
Cablevision Systems Corp. 7.75%, 04/15/2018	315,000	326,812
CBS Corp. 5.75%, 04/15/2020	1,115,000	1,219,672

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
Clear Channel Worldwide Holdings, Inc. 6.50%, 11/15/2022	$ 920,000	$ 945,484
Comcast Corp. 5.88%, 02/15/2018	426,000	437,191
NBCUniversal Enterprise, Inc. 5.25%, 03/19/2021 (E) (G)	200,000	212,572
NBCUniversal Media LLC 4.38%, 04/01/2021	1,440,000	1,552,153
4.45%, 01/15/2043	514,000	545,695

		5,239,579

Metals & Mining - 0.1%
Anglo American Capital PLC 4.75%, 04/10/2027 (E)	365,000	374,965
BHP Billiton Finance USA, Ltd. 3.85%, 09/30/2023	880,000	936,540
Freeport-McMoRan, Inc. 3.88%, 03/15/2023 (C)	185,000	172,050
Rio Tinto Finance USA PLC 2.88%, 08/21/2022	4,000	4,064

		1,487,619

Multi-Utilities - 0.2%
CMS Energy Corp. 3.88%, 03/01/2024	87,000	91,002
4.88%, 03/01/2044	201,000	224,034
Dominion Energy, Inc. 2.58%, 07/01/2020	833,000	837,303
DTE Electric Co. 4.30%, 07/01/2044	1,519,000	1,642,460
Public Service Electric & Gas Co. 3.00%, 05/15/2025, MTN (C)	560,000	565,476

		3,360,275

Oil, Gas & Consumable Fuels - 1.3%
Anadarko Petroleum Corp. 5.55%, 03/15/2026 (C)	1,490,000	1,665,082
Apache Corp. 4.25%, 01/15/2044	66,000	61,820
4.75%, 04/15/2043	85,000	85,248
BP Capital Markets PLC 3.12%, 05/04/2026	2,307,000	2,286,535
Continental Resources, Inc. 3.80%, 06/01/2024	365,000	334,201
Energy Transfer, LP 4.90%, 02/01/2024	659,000	695,397
5.15%, 02/01/2043	800,000	759,275
5.95%, 10/01/2043	740,000	783,940
EnLink Midstream Partners, LP 4.85%, 07/15/2026	574,000	597,200
EOG Resources, Inc. 2.45%, 04/01/2020	371,000	372,147
Exxon Mobil Corp. 1.82%, 03/15/2019	640,000	642,525
3.04%, 03/01/2026	1,950,000	1,966,692
Husky Energy, Inc. 4.00%, 04/15/2024	185,000	187,594
Kerr-McGee Corp. 6.95%, 07/01/2024	190,000	222,827

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Kinder Morgan Energy Partners, LP 4.15%, 02/01/2024	$ 1,295,000	$ 1,331,211
Laredo Petroleum, Inc. 7.38%, 05/01/2022	230,000	232,300
Murphy Oil Corp. 3.50%, 12/01/2017	316,000	316,360
Nexen Energy ULC 5.88%, 03/10/2035	10,000	11,922
Noble Energy, Inc. 6.00%, 03/01/2041	95,000	106,304
8.25%, 03/01/2019	195,000	213,905
Petrobras Global Finance BV 5.38%, 01/27/2021	615,000	625,271
6.25%, 03/17/2024	410,000	417,790
Petroleos Mexicanos 3.50%, 07/18/2018 - 01/30/2023	1,835,000	1,776,000
6.88%, 08/04/2026	790,000	875,320
Petronas Capital, Ltd. 5.25%, 08/12/2019 (E)	1,490,000	1,584,114
Sabine Pass Liquefaction LLC 4.20%, 03/15/2028 (E)	1,290,000	1,303,303
Shell International Finance BV 2.50%, 09/12/2026	1,311,000	1,253,410
3.75%, 09/12/2046	266,000	251,719
TransCanada PipeLines, Ltd. 3.75%, 10/16/2023	160,000	167,866
4.63%, 03/01/2034	145,000	159,116
Western Gas Partners, LP 5.38%, 06/01/2021	259,000	278,044
Williams Cos., Inc. 3.70%, 01/15/2023	83,000	81,755
7.88%, 09/01/2021	109,000	126,440
Williams Partners, LP 5.40%, 03/04/2044	128,000	135,194

		21,907,827

Pharmaceuticals - 0.2%
Actavis, Inc. 3.25%, 10/01/2022	638,000	651,856
Allergan Funding SCS 3.00%, 03/12/2020	307,000	313,514
3.80%, 03/15/2025	929,000	960,910
Shire Acquisitions Investments Ireland DAC 3.20%, 09/23/2026	1,357,000	1,326,948

		3,253,228

Road & Rail - 0.2%
Aviation Capital Group Corp.
2.88%, 01/20/2022 (E)	973,000	969,561
7.13%, 10/15/2020 (E)	1,811,000	2,057,271
Burlington Northern Santa Fe LLC
3.00%, 03/15/2023	508,000	520,943
3.75%, 04/01/2024	48,000	50,876

		3,598,651

Semiconductors & Semiconductor Equipment - 0.2%
Intel Corp. 2.88%, 05/11/2024	1,548,000	1,553,864

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Semiconductors & Semiconductor Equipment (continued)
KLA-Tencor Corp. 4.13%, 11/01/2021	$ 685,000	$ 724,789
QUALCOMM, Inc. 3.25%, 05/20/2027	1,420,000	1,423,246

		3,701,899

Software - 0.1%
Microsoft Corp. 3.30%, 02/06/2027	1,965,000	2,024,089

Technology Hardware, Storage & Peripherals - 0.3%
Apple, Inc.
2.40%, 05/03/2023	945,000	937,563
2.85%, 02/23/2023	1,376,000	1,399,858
Dell International LLC / EMC Corp. 6.02%, 06/15/2026 (E)	1,053,000	1,159,889
Hewlett Packard Enterprise Co. 3.60%, 10/15/2020	1,673,000	1,725,028
HP, Inc. 3.75%, 12/01/2020	45,000	47,100
Seagate HDD Cayman 4.88%, 06/01/2027	607,000	606,185

		5,875,623

Tobacco - 0.0% (B)
RJ Reynolds Tobacco Co. 8.13%, 06/23/2019	450,000	501,892

Trading Companies & Distributors - 0.1%
International Lease Finance Corp. 8.25%, 12/15/2020	1,464,000	1,723,728

Wireless Telecommunication Services - 0.4%
America Movil SAB de CV
3.13%, 07/16/2022	425,000	433,164
4.38%, 07/16/2042 (C)	250,000	252,028
Crown Castle Towers LLC
3.22%, 05/15/2042 (E)	2,086,000	2,136,773
4.88%, 08/15/2040 (E)	675,000	720,305
6.11%, 01/15/2040 (E)	2,476,000	2,661,928
Sprint Communications, Inc. 9.00%, 11/15/2018 (E)	996,000	1,080,969
Sprint Corp. 7.88%, 09/15/2023	200,000	230,000
T-Mobile USA, Inc. 6.84%, 04/28/2023	25,000	26,687

		7,541,854

Total Corporate Debt Securities (Cost $270,332,815)		273,921,106

FOREIGN GOVERNMENT OBLIGATIONS - 0.5%
Brazil - 0.0% (B)
Brazil Government International Bond 4.25%, 01/07/2025 (C)	480,000	471,600

Colombia - 0.1%
Colombia Government International Bond
4.00%, 02/26/2024	305,000	316,590
4.50%, 01/28/2026 (C)	1,125,000	1,198,125

		1,514,715

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Indonesia - 0.1%
Indonesia Government International Bond
4.75%, 01/08/2026 (E)	$ 1,160,000	$ 1,245,091
5.38%, 10/17/2023 (E)	400,000	444,311

		1,689,402

Mexico - 0.1%
Mexico Government International Bond 4.00%, 10/02/2023	1,790,000	1,872,161

Peru - 0.0% (B)
Peru Government International Bond 7.35%, 07/21/2025	160,000	208,960

Poland - 0.0% (B)
Republic of Poland Government International Bond 3.00%, 03/17/2023 (C)	405,000	412,088

Republic of Korea - 0.1%
Korea Development Bank
3.00%, 03/17/2019	500,000	506,978
3.50%, 08/22/2017 (C)	475,000	475,975

		982,953

Saudi Arabia - 0.1%
Saudi Arabia Government International Bond 2.38%, 10/26/2021 (E)	705,000	693,720

Total Foreign Government Obligations (Cost $7,640,473)		7,845,599

MORTGAGE-BACKED SECURITIES - 4.4%
Aventura Mall Trust
Series 2013-AVM, Class A,
3.87% (D), 12/05/2032 (E)	1,300,000	1,364,399
BB-UBS Trust
Series 2012-TFT, Class A,
2.89%, 06/05/2030 (E)	1,630,000	1,616,878
Series 2012-TFT, Class C,
3.58% (D), 06/05/2030 (E)	1,390,000	1,349,318
BB-UBS Trust, Interest Only STRIPS
Series 2012-SHOW, Class XA,
0.73% (D), 11/05/2036 (E)	3,935,000	157,807
BBCMS Trust
Series 2013-TYSN, Class B,
4.04%, 09/05/2032 (E)	755,000	787,820
Series 2015-MSQ, Class B,
3.89%, 09/15/2032 (E)	1,150,000	1,187,495
BCAP LLC Trust
Series 2009-RR14, Class 1A1,
6.00% (D), 05/26/2037 (E)	33,797	34,147
Series 2009-RR6, Class 2A1,
3.21% (D), 08/26/2035 (E)	385,758	384,589
Series 2010-RR1, Class 12A1,
5.25% (D), 08/26/2036 (E)	101,224	101,989
Bear Stearns Commercial Mortgage Securities Trust Series 2007-PW17, Class A1A, 5.65% (D), 06/11/2050	127,124	127,354
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class B, 3.70% (D), 03/13/2035 (E)	2,550,000	2,616,546

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Citigroup Commercial Mortgage Trust Series 2014-GC19, Class A3, 3.75%, 03/10/2047	$ 185,000	$ 194,362
Series 2014-GC19, Class A4,
4.02%, 03/10/2047	285,000	303,600
Citigroup Mortgage Loan Trust Series 2015-A, Class A1, 3.50% (D), 06/25/2058 (E)	886,641	904,023
COMM Mortgage Trust
Series 2013-CR11, Class AM,
4.72% (D), 08/10/2050	1,648,000	1,799,669
Series 2013-GAM, Class A2,
3.37%, 02/10/2028 (E)	170,000	173,694
Series 2013-WWP, Class B,
3.73%, 03/10/2031 (E)	1,900,000	1,963,046
Series 2014-UBS2, Class A5,
3.96%, 03/10/2047	290,000	305,961
Series 2015-3BP, Class A,
3.18%, 02/10/2035 (E)	3,300,000	3,330,906
Series 2016-GCT, Class C,
3.58% (D), 08/10/2029 (E)	690,000	698,048
Commercial Mortgage Pass Through Certificates Series 2012-LTRT, Class A2, 3.40%, 10/05/2030 (E)	990,000	992,346
Commercial Mortgage Trust Series 2007-GG11, Class AM, 5.87% (D), 12/10/2049	150,000	150,404
Core Industrial Trust Series 2015-CALW, Class B, 3.25%, 02/10/2034 (E)	1,135,000	1,158,681
Credit Suisse Mortgage Capital Certificates Series 2009-11R, Class 5A1, 2.92% (D), 08/26/2036 (E)	429,391	426,552
CSMC Trust
Series 2010-RR1, Class 2A,
5.70% (D), 09/15/2040 (E)	13,658	13,641
Series 2014-4R, Class 21A1,
1.35% (D), 12/27/2035 (E)	898,967	870,506
Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-RMP1, Class A2, 1.37% (D), 12/25/2036	179,330	155,345
GS Mortgage Securities Corp. II Series 2013-KING, Class E, 3.55% (D), 12/10/2027 (E)	440,000	437,856
GS Mortgage Securities Trust Series 2013-G1, Class A2, 3.56% (D), 04/10/2031 (E)	1,830,837	1,823,739
Houston Galleria Mall Trust Series 2015-HGLR, Class A1A2, 3.09%, 03/05/2037 (E)	800,000	797,817
Jefferies Resecuritization Trust Series 2009-R2, Class 2A, 3.21% (D), 12/26/2037 (E)	33,978	33,993
Series 2009-R7, Class 1A1,
3.13% (D), 02/26/2036 (E)	188,663	187,131
Series 2009-R9, Class 1A1,
2.89% (D), 08/26/2046 (E)	16,363	16,407

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2007-CB20, Class AM,
6.24% (D), 02/12/2051	$ 393,998	$ 396,465
Series 2010-C1, Class B,
5.95%, 06/15/2043 (E)	420,000	409,592
Series 2012-WLDN, Class A,
3.91%, 05/05/2030 (E)	1,769,349	1,845,585
JPMorgan Resecuritization Trust Series 2014-2, Class 6A1, 6.20% (D), 05/26/2037 (E)	505,793	507,917
LB-UBS Commercial Mortgage Trust Series 2007-C7, Class AM, 6.41% (D), 09/15/2045	145,000	146,886
Merrill Lynch Mortgage Trust Series 2007-C1, Class A1A, 6.02% (D), 06/12/2050	89,619	89,512
Mill City Mortgage Loan Trust Series 2016-1, Class A1, 2.50% (D), 04/25/2057 (E)	420,873	421,682
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2012-C6, Class AS,
3.48%, 11/15/2045	1,380,000	1,411,594
Series 2013-C11, Class B,
4.52% (D), 08/15/2046	945,000	996,907
Morgan Stanley Capital Barclays Bank Trust Series 2016-MART, Class A, 2.20%, 09/13/2031 (E)	1,400,000	1,384,767
Morgan Stanley Capital I Trust Series 2007-IQ15, Class AM, 6.13% (D), 06/11/2049	39,893	39,860
Morgan Stanley Reremic Trust Series 2012-XA, Class A, 2.00%, 07/27/2049 (E)	7,688	7,690
Morgan Stanley Resecuritization Trust Series 2014-R3, Class 2A, 3.00% (D), 07/26/2048 (E)	1,072,734	1,060,586
Motel 6 Trust
Series 2015-MTL6, Class B,
3.30%, 02/05/2030 (E)	1,820,000	1,817,337
Series 2015-MTL6, Class C,
3.64%, 02/05/2030 (E)	2,660,000	2,658,028
Nationstar Mortgage Loan Trust Series 2013-A, Class A, 3.75% (D), 12/25/2052 (E)	533,176	555,240
New Residential Mortgage Loan Trust
Series 2014-1A, Class A,
3.75% (D), 01/25/2054 (E)	413,852	425,330
Series 2014-2A, Class A3,
3.75% (D), 05/25/2054 (E)	1,576,783	1,609,527
Series 2014-3A, Class AFX3,
3.75% (D), 11/25/2054 (E)	415,973	421,224
Series 2015-2A, Class A1,
3.75% (D), 08/25/2055 (E)	859,429	886,747
Series 2016-2A, Class A1,
3.75% (D), 11/26/2035 (E)	904,233	932,251

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
New Residential Mortgage Loan Trust (continued)
Series 2016-3A, Class A1B,
3.25% (D), 09/25/2056 (E)	$ 848,817	$ 862,762
Series 2016-4A, Class A1,
3.75% (D), 11/25/2056 (E)	1,767,985	1,821,442
Series 2017-1A, Class A1,
4.00% (D), 02/25/2057 (E)	2,302,781	2,394,053
Series 2017-2A, Class A3,
4.00% (D), 03/25/2057 (E)	1,696,818	1,766,752
Series 2017-3A, Class A1,
4.00% (D), 04/25/2057 (E)	3,310,536	3,438,416
Series 2017-4A, Class A1,
4.00% (D), 05/25/2057 (E)	1,408,000	1,470,652
One Market Plaza Trust Series 2017-1MKT, Class A, 3.61%, 02/10/2032 (E)	2,169,000	2,257,018
Palisades Center Trust Series 2016-PLSD, Class A, 2.71%, 04/13/2033 (E)	1,911,000	1,920,224
Provident Funding Mortgage Loan Trust Series 2005-1, Class 3A1, 1.80% (D), 05/25/2035	482,161	465,790
SCG Trust
Series 2013-SRP1, Class A,
2.81% (D), 11/15/2026 (E)	295,000	292,766
Series 2013-SRP1, Class AJ,
3.11% (D), 11/15/2026 (E)	810,000	805,464
Towd Point Mortgage Trust
Series 2015-3, Class A1B,
3.00% (D), 03/25/2054 (E)	2,106,251	2,131,071
Series 2015-4, Class A1B,
2.75% (D), 04/25/2055 (E)	2,635,568	2,655,593
Series 2015-5, Class A1B,
2.75% (D), 05/25/2055 (E)	1,052,794	1,060,906
Series 2015-6, Class A1B,
2.75% (D), 04/25/2055 (E)	686,641	691,966
Series 2016-1, Class A1B,
2.75% (D), 02/25/2055 (E)	1,063,055	1,070,979
Series 2016-2, Class A1A,
2.75% (D), 08/25/2055 (E)	1,985,028	1,998,577
Series 2016-3, Class A1,
2.25% (D), 04/25/2056 (E)	1,164,656	1,161,114
Series 2016-4, Class A1,
2.25% (D), 07/25/2056 (E)	1,369,738	1,363,774
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 06/10/2030 (E)	916,000	939,665
Waldorf Astoria Boca Raton Trust Series 2016-BOCA, Class C, 3.66% (D), 06/15/2029 (E)	915,000	920,670

Total Mortgage-Backed Securities (Cost $75,992,789)		75,980,450

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.3%
California - 0.3%
Los Angeles Community College District, General Obligation Unlimited, 6.60%, 08/01/2042	55,000	79,260

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
State of California, General Obligation Unlimited
7.30%, 10/01/2039	$ 405,000	$ 592,235
7.60%, 11/01/2040	660,000	1,027,752
7.70%, 11/01/2030	580,000	677,075
7.95%, 03/01/2036	1,260,000	1,445,258
University of California, Revenue Bonds, Series AD, 4.86%, 05/15/2112	50,000	51,637

		3,873,217

Georgia - 0.0% (B)
Municipal Electric Authority of Georgia, Revenue Bonds, Series A, 6.64%, 04/01/2057	50,000	61,379

New Jersey - 0.0% (B)
New Jersey Turnpike Authority, Revenue Bonds, Series F, 7.41%, 01/01/2040	71,000	106,643

New York - 0.0% (B)
Metropolitan Transportation Authority, Revenue Bonds, Series E, 6.81%, 11/15/2040	60,000	83,799
New York City Water & Sewer System, Revenue Bonds, Series CC, 5.88%, 06/15/2044	55,000	74,396
New York State Dormitory Authority, Revenue Bonds, Series H, 5.39%, 03/15/2040	55,000	68,330
Port Authority of New York & New Jersey, Revenue Bonds, Series 181, 4.96%, 08/01/2046	95,000	112,781

		339,306

Total Municipal Government Obligations (Cost $4,305,192)		4,380,545

U.S. GOVERNMENT AGENCY OBLIGATIONS - 6.3%
Federal Home Loan Mortgage Corp.
5.00%, 04/01/2018 - 08/01/2035	879,392	965,198
5.50%, 09/01/2018 - 06/01/2041	258,500	281,519
6.00%, 12/01/2037	93,212	106,500
Federal National Mortgage Association
Zero Coupon, 10/09/2019	745,000	714,661
2.01% (D), 02/01/2043	132,262	134,598
2.50%, TBA (F) (H)	5,848,000	5,878,382
3.00%, TBA (F) (H)	47,024,000	47,321,197
3.33% (D), 10/25/2023	245,000	255,950
3.50%, 07/01/2028 - 01/01/2029	713,097	746,025
3.50%, TBA (F) (H)	29,963,000	30,823,092
4.00%, 06/01/2042	197,706	209,380
4.00%, TBA (F) (H)	7,438,000	7,818,907
4.50%, 02/01/2025 - 06/01/2026	458,177	482,767

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
5.00%, 05/01/2018 - 11/01/2039	$ 2,666,295	$ 2,957,863
5.00%, TBA (F) (H)	6,875,000	7,509,864
5.50%, 04/01/2037 - 12/01/2041	1,443,216	1,637,086
6.00%, 08/01/2036 - 06/01/2041	1,005,561	1,147,132
6.50%, 05/01/2040	210,437	235,452
Government National Mortgage Association, Interest Only STRIPS 0.79% (D), 02/16/2053	870,657	42,143

Total U.S. Government Agency Obligations (Cost $109,810,454)		109,267,716

U.S. GOVERNMENT OBLIGATIONS - 8.6%
U.S. Treasury - 7.8%
U.S. Treasury Bond
2.25%, 08/15/2046	6,113,000	5,381,830
2.50%, 02/15/2045 - 05/15/2046	12,454,000	11,606,894
2.75%, 08/15/2042	3,418,600	3,381,207
2.88%, 08/15/2045	1,484,000	1,492,290
3.00%, 05/15/2042	683,000	707,305
3.13%, 02/15/2042	1,832,000	1,939,987
3.50%, 02/15/2039	8,413,500	9,505,614
3.63%, 02/15/2044	11,217,700	12,926,212
4.50%, 02/15/2036	7,284,600	9,402,823
4.75%, 02/15/2037	6,176,000	8,228,075
5.25%, 02/15/2029	1,115,000	1,439,874
U.S. Treasury Note
0.63%, 09/30/2017	3,048,000	3,044,617
0.75%, 01/31/2018	4,000,000	3,990,128
1.00%, 09/15/2017 - 11/30/2019	11,045,000	11,028,640
1.13%, 06/30/2021 - 09/30/2021	1,475,000	1,435,659
1.25%, 11/30/2018	14,812,700	14,793,029
1.50%, 08/15/2026	921,000	861,603
1.63%, 03/31/2019 - 05/15/2026	17,328,800	17,015,544
1.75%, 11/30/2021 - 05/15/2023	2,613,000	2,585,828
1.88%, 11/30/2021	1,284,000	1,287,310
2.00%, 12/31/2021 - 02/15/2025	3,173,000	3,169,277
2.25%, 11/15/2024	3,407,400	3,426,168
2.50%, 08/15/2023 - 05/15/2024	6,985,700	7,161,150

		135,811,064

U.S. Treasury Inflation-Protected Securities - 0.8%
U.S. Treasury Inflation-Indexed Bond
1.75%, 01/15/2028	1,597,733	1,780,854
2.50%, 01/15/2029	4,694,247	5,643,805
U.S. Treasury Inflation-Indexed Note 0.63%, 01/15/2024	6,179,289	6,267,313

		13,691,972

Total U.S. Government Obligations (Cost $149,851,295)		149,503,036

COMMERCIAL PAPER - 4.9%
Banks - 0.8%
Australia & New Zealand Banking Group, Ltd. 1.17% (I), 07/26/2017	6,000,000	5,995,209
Macquarie Bank, Ltd. 1.33% (I), 09/22/2017	6,100,000	6,081,576

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
COMMERCIAL PAPER (continued)
Banks (continued)
Natixis SA 1.16% (I), 07/31/2017	$ 1,300,000	$ 1,298,765

		13,375,550

Capital Markets - 0.7%
Cedar Spring Capital 1.22% (I), 08/09/2017	6,000,000	5,992,200
Credit Suisse AG 1.09% (I), 07/14/2017	5,900,000	5,897,720

		11,889,920

Diversified Financial Services - 2.7%
Alpine Securitization, Ltd.
1.21% (I), 07/19/2017	1,050,000	1,049,375
1.24% (I), 08/02/2017	4,500,000	4,495,120
Anglesea Funding PLC 1.27% (I), 07/05/2017	6,600,000	6,599,083
Barton Capital Corp.
1.17% (I), 08/03/2017	550,000	549,420
1.22% (I), 07/17/2017	4,250,000	4,247,733
Cancara Asset Securitisation LLC 1.07% (I), 07/07/2017	775,000	774,865
Fairway Finance Corp. 1.12% (I), 07/12/2017	4,500,000	4,498,488
Kells Funding LLC 1.14% (I), 08/04/2017	1,050,000	1,048,889
Liberty Funding LLC 1.15% (I), 07/10/2017	5,000,000	4,998,588
Mont Blanc Capital Corp. 1.16% (I), 07/05/2017	3,000,000	2,999,620
NIEUW Amsterdam Receivable 1.28% (I), 09/13/2017	6,500,000	6,483,165
Old Line Funding LLC 1.31% (I), 10/12/2017	3,600,000	3,586,713
Sheffield Receivable
1.25% (I), 07/10/2017	2,000,000	1,999,385
1.31% (I), 09/28/2017	4,000,000	3,987,243

		47,317,687

Health Care Providers & Services - 0.4%
United Healthcare 1.29% (I), 07/19/2017	6,500,000	6,495,873

Machinery - 0.3%
Caterpillar Finance Service Co. 1.20% (I), 07/11/2017	5,500,000	5,498,197
Caterpillar Financial Services Corp. 1.20% (I), 07/05/2017	650,000	649,915

		6,148,112

Total Commercial Paper (Cost $85,227,142)		85,227,142

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 1.0%
U.S. Treasury Bill
0.77% (I), 07/20/2017	$ 250,000	$ 249,909
0.80% (I), 07/20/2017	6,600,000	6,597,566
0.81% (I), 07/13/2017	1,500,000	1,499,678
0.86% (I), 08/10/2017	750,000	749,310
0.90% (I), 08/10/2017	3,909,000	3,905,404
0.92% (I), 08/24/2017	1,303,000	1,301,272
0.97% (I), 03/01/2018 (J)	60,000	59,570
0.97% (I), 09/21/2017	200,000	199,565
0.98% (I), 03/01/2018 (J)	995,000	987,872
0.98% (I), 09/21/2017	752,000	750,374
0.99% (I), 03/01/2018 (J)	95,000	94,320
1.00% (I), 03/01/2018 (J)	290,000	287,922
1.02% (I), 03/01/2018 (J)	35,000	34,749

Total Short-Term U.S. Government Obligations (Cost $16,717,691)		16,717,511

	Shares	Value
SECURITIES LENDING COLLATERAL - 0.6%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.97% (I)	10,668,558	10,668,558

Total Securities Lending Collateral (Cost $10,668,558)		10,668,558

	Principal	Value
REPURCHASE AGREEMENT - 2.3%
State Street Bank & Trust Co. 0.12% (I), dated 06/30/2017, to be repurchased at $39,021,894 on 07/03/2017. Collateralized by a U.S. Government Obligation, 1.13%, due 02/28/2021, and with a value of $39,807,680.	$ 39,021,504	39,021,504

Total Repurchase Agreement (Cost $39,021,504)		39,021,504

Total Investments (Cost $1,698,380,643) (K)		1,858,102,317
Net Other Assets (Liabilities) - (7.5)%		(128,988,808)

Net Assets - 100.0%		$ 1,729,113,509

FUTURES CONTRACTS:
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini	Long	105	09/15/2017	$ —	$(38,316)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

SECURITY VALUATION:

Valuation Inputs (L)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$1,038,836,670	$—	$—	$1,038,836,670
Preferred Stocks	528,130	—	—	528,130
Asset-Backed Securities	—	46,204,350	—	46,204,350
Corporate Debt Securities	—	273,921,106	—	273,921,106
Foreign Government Obligations	—	7,845,599	—	7,845,599
Mortgage-Backed Securities	—	75,980,450	—	75,980,450
Municipal Government Obligations	—	4,380,545	—	4,380,545
U.S. Government Agency Obligations	—	109,267,716	—	109,267,716
U.S. Government Obligations	—	149,503,036	—	149,503,036
Commercial Paper	—	85,227,142	—	85,227,142
Short-Term U.S. Government Obligations	—	16,717,511	—	16,717,511
Securities Lending Collateral	10,668,558	—	—	10,668,558
Repurchase Agreement	—	39,021,504	—	39,021,504

Total Investments	$1,050,033,358	$808,068,959	$—	$1,858,102,317

LIABILITIES
Other Financial Instruments
Futures Contracts (M)	$(38,316)	$—	$—	$(38,316)

Total Other Financial Instruments	$(38,316)	$—	$—	$(38,316)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $10,404,709. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Floating or variable rate securities. The rates disclosed are as of June 30, 2017.
(E)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2017, the total value of 144A securities is $171,000,735, representing 9.9% of the Portfolio’s net assets.
(F)	Securities on a when-issued, delayed-delivery, or forward commitment basis. Securities to be settled and delivered after June 30, 2017.
(G)	Perpetual maturity. The date displayed is the next call date.
(H)	Cash on deposit with broker in the amount of $277,000 has been segregated as collateral for open TBA commitment transactions.
(I)	Rates disclosed reflect the yields at June 30, 2017.
(J)	All or a portion of these securities have been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of all securities segregated as collateral to cover margin requirements for open futures contracts is $1,285,724.
(K)	Aggregate cost for federal income tax purposes is $1,698,380,643. Aggregate gross unrealized appreciation and depreciation for all securities is $177,767,926 and $18,046,252, respectively. Net unrealized appreciation for tax purposes is $159,721,674.
(L)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended June 30, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(M)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

MTN	Medium Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Multi-Managed Balanced VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2017

(unaudited)

Assets:
Investments, at value (cost $1,659,359,139) (including securities loaned of $10,404,709)	$1,819,080,813
Repurchase agreement, at value (cost $39,021,504)	39,021,504
Cash	468,516
Cash collateral on deposit with broker	277,000
Receivables and other assets:
Shares of beneficial interest sold	575,885
Investments sold	7,447,590
Interest	4,395,337
Dividends	951,226
Net income from securities lending	13,715
Variation margin receivable	55,169
Prepaid expenses	8,484

Total assets	1,872,295,239

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	181,923
Investments purchased	27,605,674
When-issued, delayed-delivery, and forward commitment securities purchased	103,408,584
Investment management fees	889,244
Distribution and service fees	287,007
Transfer agent costs	3,135
Trustees, CCO and deferred compensation fees	3,579
Audit and tax fees	20,021
Custody fees	6,871
Legal fees	299
Printing and shareholder reports fees	101,455
Other	5,380
Collateral for securities on loan	10,668,558

Total liabilities	143,181,730

Net assets	$1,729,113,509

Net assets consist of:
Capital stock ($0.01 par value)	$1,217,470
Additional paid-in capital	1,507,077,724
Undistributed (distributions in excess of) net investment income (loss)	23,423,593
Accumulated net realized gain (loss)	37,711,328
Net unrealized appreciation (depreciation) on:
Investments	159,721,674
Futures contracts	(38,316)
Translation of assets and liabilities denominated in foreign currencies	36

Net assets	$1,729,113,509

Net assets by class:
Initial Class	$332,977,669
Service Class	1,396,135,840

Shares outstanding:
Initial Class	23,070,063
Service Class	98,676,925

Net asset value and offering price per share:
Initial Class	$14.43
Service Class	14.15

STATEMENT OF OPERATIONS

For the period ended June 30, 2017

(unaudited)

Investment Income:
Dividend income	$8,680,497
Interest income	7,881,795
Net income (loss) from securities lending	51,884
Withholding taxes on foreign income	(1,842)

Total investment income	16,612,334

Expenses:
Investment management fees	4,981,805
Distribution and service fees:
Service Class	1,574,740
Transfer agent costs	8,837
Trustees, CCO and deferred compensation fees	17,870
Audit and tax fees	22,352
Custody fees	116,506
Legal fees	37,855
Printing and shareholder reports fees	53,587
Other	16,757

Total expenses	6,830,309

Net investment income (loss)	9,782,025

Net realized gain (loss) on:
Investments	20,192,261
Futures contracts	1,660,345
Foreign currency transactions	190

Net realized gain (loss)	21,852,796

Net change in unrealized appreciation (depreciation) on:
Investments	63,055,562
Futures contracts	45,800
Translation of assets and liabilities denominated in foreign currencies	(38)

Net change in unrealized appreciation (depreciation)	63,101,324

Net realized and change in unrealized gain (loss)	84,954,120

Net increase (decrease) in net assets resulting from operations	$94,736,145

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Multi-Managed Balanced VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2017 (unaudited)	December 31, 2016
From operations:
Net investment income (loss)	$9,782,025	$12,366,713
Net realized gain (loss)	21,852,796	19,176,761
Net change in unrealized appreciation (depreciation)	63,101,324	42,420,606

Net increase (decrease) in net assets resulting from operations	94,736,145	73,964,080

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	—	(3,038,174)
Service Class	—	(6,084,649)

Total dividends and/or distributions from net investment income	—	(9,122,823)

Net realized gains:
Initial Class	—	(10,287,149)
Service Class	—	(23,672,005)

Total dividends and/or distributions from net realized gains	—	(33,959,154)

Total dividends and/or distributions to shareholders	—	(43,081,977)

Capital share transactions:
Proceeds from shares sold:
Initial Class	8,619,391	14,654,620
Service Class	291,556,452	590,894,943

	300,175,843	605,549,563

Dividends and/or distributions reinvested:
Initial Class	—	13,325,323
Service Class	—	29,756,654

	—	43,081,977

Cost of shares redeemed:
Initial Class	(15,495,581)	(34,535,205)
Service Class	(10,887,336)	(11,244,527)

	(26,382,917)	(45,779,732)

Net increase (decrease) in net assets resulting from capital share transactions	273,792,926	602,851,808

Net increase (decrease) in net assets	368,529,071	633,733,911

Net assets:
Beginning of period/year	1,360,584,438	726,850,527

End of period/year	$1,729,113,509	$1,360,584,438

Undistributed (distributions in excess of) net investment income (loss)	$23,423,593	$13,641,568

Capital share transactions - shares:
Shares issued:
Initial Class	614,122	1,105,404
Service Class	21,222,559	44,917,003

	21,836,681	46,022,407

Shares reinvested:
Initial Class	—	995,170
Service Class	—	2,261,144

	—	3,256,314

Shares redeemed:
Initial Class	(1,095,255)	(2,607,518)
Service Class	(776,429)	(870,238)

	(1,871,684)	(3,477,756)

Net increase (decrease) in shares outstanding:
Initial Class	(481,133)	(506,944)
Service Class	20,446,130	46,307,909

	19,964,997	45,800,965

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Multi-Managed Balanced VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014		December 31, 2013		December 31, 2012
Net asset value, beginning of period/year	$13.56		$13.11		$13.97	$13.57		$12.08		$12.87

Investment operations:
Net investment income (loss) (A)	0.10		0.19	(B)	0.19	0.20	(C)	0.19	(C)	0.23	(C)
Net realized and unrealized gain (loss)	0.77		0.83		(0.18)	1.24		1.94		1.34

Total investment operations	0.87		1.02		0.01	1.44		2.13		1.57

Dividends and/or distributions to shareholders:
Net investment income	—		(0.13)		(0.19)	(0.20)		(0.21)		(0.23)
Net realized gains	—		(0.44)		(0.68)	(0.84)		(0.43)		(2.13)

Total dividends and/or distributions to shareholders	—		(0.57)		(0.87)	(1.04)		(0.64)		(2.36)

Net asset value, end of period/year	$14.43		$13.56		$13.11	$13.97		$13.57		$12.08

Total return (D)	6.42	%(E)	7.87%		0.21%	10.81%		18.09%		12.57%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$332,978		$319,369		$315,342	$347,751		$326,997		$290,012
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.66	%(F)	0.70%		0.73%	0.77	%(G)	0.82	%(G)	0.87	%(G)
Including waiver and/or reimbursement and recapture	0.66	%(F)	0.69	%(B)	0.73%	0.77	%(G)	0.82	%(G)	0.87	%(G)
Net investment income (loss) to average net assets	1.42	%(F)	1.45	%(B)	1.40%	1.46	%(C)	1.44	%(C)	1.75	%(C)
Portfolio turnover rate	17	%(E)	35%		46%	86	%(H)	122	%(H)	160	%(H)

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Annualized.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014		December 31, 2013		December 31, 2012
Net asset value, beginning of period/year	$13.31		$12.89		$13.76	$13.39		$11.94		$12.74

Investment operations:
Net investment income (loss) (A)	0.08		0.16	(B)	0.16	0.16	(C)	0.15	(C)	0.19	(C)
Net realized and unrealized gain (loss)	0.76		0.81		(0.18)	1.22		1.92		1.34

Total investment operations	0.84		0.97		(0.02)	1.38		2.07		1.53

Dividends and/or distributions to shareholders:
Net investment income	—		(0.11)		(0.17)	(0.17)		(0.19)		(0.20)
Net realized gains	—		(0.44)		(0.68)	(0.84)		(0.43)		(2.13)

Total dividends and/or distributions to shareholders	—		(0.55)		(0.85)	(1.01)		(0.62)		(2.33)

Net asset value, end of period/year	$14.15		$13.31		$12.89	$13.76		$13.39		$11.94

Total return (D)	6.31	%(E)	7.64%		(0.06)%	10.50%		17.75%		12.40%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,396,136		$1,041,215		$411,509	$330,408		$251,673		$191,967
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.91	%(F)	0.95%		0.98%	1.02	%(G)	1.07	%(G)	1.12	%(G)
Including waiver and/or reimbursement and recapture	0.91	%(F)	0.94	%(B)	0.98%	1.02	%(G)	1.07	%(G)	1.12	%(G)
Net investment income (loss) to average net assets	1.18	%(F)	1.20	%(B)	1.16%	1.21	%(C)	1.19	%(C)	1.50	%(C)
Portfolio turnover rate	17	%(E)	35%		46%	86	%(H)	122	%(H)	160	%(H)

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Annualized.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2017

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Multi-Managed Balanced VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the period ended June 30, 2017, commissions recaptured are $6,129.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Commercial paper: Commercial paper is valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations and variable rate notes: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at June 30, 2017, if any, are identified within the Schedule of Investments.

To be announced (“TBA”) commitments: TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities.

TBA commitments held at June 30, 2017, if any, are identified within the Schedule of Investments. Open balances at June 30, 2017, if any, are included in When-issued, delayed-delivery, and forward commitment securities purchased or sold within the Statement of Assets and Liabilities.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at June 30, 2017, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations with a corresponding adjustment to cost.

When-issued, delayed-delivery, and forward commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, and forward commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

4. SECURITIES AND OTHER INVESTMENTS (continued)

rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

When-issued, delayed-delivery, and forward commitment transactions held at June 30, 2017, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, and forward commitment securities purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at June 30, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to each other as well as to other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of June 30, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2017.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements at June 30, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of June 30, 2017.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$1,819,763	$—	$—	$—	$1,819,763
Corporate Debt Securities	6,644,933	—	—	—	6,644,933
Foreign Government Obligations	2,203,862	—	—	—	2,203,862
Total Securities Lending Transactions	$10,668,558	$—	$—	$—	$10,668,558
Total Borrowings	$10,668,558	$—	$—	$—	$10,668,558

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at June 30, 2017, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of June 30, 2017.

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized depreciation on futures contracts (A) (B)	$—	$—	$(38,316)	$—	$—	$(38,316)
Total	$—	$—	$(38,316)	$—	$—	$(38,316)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within cumulative appreciation (depreciation) on futures contracts as reported within the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of June 30, 2017.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$1,660,345	$—	$—	$1,660,345
Total	$—	$—	$1,660,345	$—	$—	$1,660,345

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$45,800	$—	$—	$45,800
Total	$—	$—	$45,800	$—	$—	$45,800

The following is a summary of the ending monthly average volume on derivative activity during the period ended June 30, 2017.

Futures Contracts at Notional Amount
Long	Short
9,000	—

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $1 billion	0.65%
Over $1 billion up to $5 billion	0.59%
Over $5 billion	0.58%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs including the investment management fee but excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.85%	May 1, 2018
Service Class	1.10%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.90%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees for all applicable share classes.

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the period ended June 30, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of June 30, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. For the period ended June 30, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the period ended June 30, 2017.

8. PRINCIPAL OWNERSHIP

As of June 30, 2017, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	3	96.90%	96.90%
Service Class	1	87.07%	87.07%

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

9. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 450,221,107	$ 51,443,721	$ 207,142,490	$ 39,040,361

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

11. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implication, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Multi-Managed Balanced VP

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 7-8, 2017, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica Multi-Managed Balanced VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreements (each a “Sub-Advisory Agreement,” collectively the “Sub-Advisory Agreements” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and each of Aegon USA Investment Management, LLC (“AUIM”) and J.P. Morgan Investment Management, Inc. (“J.P. Morgan”) (each a “Sub-Adviser” and collectively the “Sub-Advisers”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and each Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2018.

Prior to reaching their decision, the Trustees requested and received from TAM and each Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and each Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and each Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Services, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or any Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and each Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and each Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of each Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for J.P. Morgan and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmarks, in each case for various trailing periods ended December 31, 2016.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Multi-Managed Balanced VP

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Initial Class Shares of the Portfolio was above the median for its peer universe for the past 1-, 3-, 5- and 10-year periods. The Board also noted that the performance of Initial Class Shares of the Portfolio was above its primary benchmark for the past 10-year period and below its primary benchmark for the past 1-, 3- and 5-year periods. The Board noted that the Portfolio’s equity sub-adviser, J.P. Morgan, had commenced subadvising that portion of the Portfolio on March 21, 2011 pursuant to its current equity investment strategies. The Board also noted that the Portfolio’s fixed-income sub-adviser, AUIM, had commenced subadvising that portion of the Portfolio on May 1, 2014 pursuant to its current fixed-income investment strategies. The Trustees also noted recent changes in the portfolio management team at AUIM. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward.

Based on these considerations, the Board determined that TAM and each Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board also considered the fees charged by the Sub-Advisers for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fees and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Initial Class Shares of the Portfolio were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Advisers under the Management Agreement and each Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM had not made material changes to this methodology, which had been applied consistently for the Portfolio.

With respect to the Sub-Advisers, the Board noted that the sub-advisory fees are the product of arm’s-length negotiation between TAM and J.P. Morgan, which is not affiliated with TAM, and are paid by TAM and not the Portfolio. As a result, for J.P. Morgan, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio. With respect to AUIM, the Board noted that information about AUIM’s revenues and expenses was incorporated into the profitability analysis for TAM and its affiliates with respect to the Portfolio. As a result, the Board focused on profitability information for TAM and its affiliates and AUIM in the aggregate.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Multi-Managed Balanced VP

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or a Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through its undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered each Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fees paid to the Sub-Advisers in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and the Sub-Advisers from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Advisers from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio and that TAM believes that the use of soft dollars by J.P. Morgan is generally appropriate and in the best interests of the Portfolio. The Board also noted that J.P. Morgan participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and the contract holders, thus limiting the amount of soft dollar arrangements J.P. Morgan may engage in with respect to the Portfolio’s brokerage transactions.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Advisers. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of each Management Agreement and Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Multi-Manager Alternative Strategies VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2017, and held for the entire period until June 30, 2017.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,028.50	$1.01	$1,023.80	$1.00	0.20%
Service Class	1,000.00	1,017.50	4.00	1,020.80	4.01	0.80

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios (as disclosed in the table) do not include the expenses of the underlying funds in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2017

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Alternative Funds	35.5%
International Alternative Funds	25.7
U.S. Fixed Income Funds	20.3
International Equity Funds	16.1
Net Other Assets (Liabilities)	2.4
Total	100.0%

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Multi-Manager Alternative Strategies VP

SCHEDULE OF INVESTMENTS

At June 30, 2017

(unaudited)

	Shares	Value
INVESTMENT COMPANIES - 97.6%
International Alternative Funds - 25.7%
Transamerica Global Long/Short Equity (A) (B)	5,616	$ 54,925
Transamerica Global Multifactor Macro (B)	24,947	222,033
Transamerica Unconstrained Bond (B)	25,084	254,349

		531,307

International Equity Funds - 16.1%
Transamerica Developing Markets Equity (B)	18,792	207,281
Transamerica Global Real Estate Securities (B)	9,030	125,964

		333,245

U.S. Alternative Funds - 35.5%
Transamerica Arbitrage Strategy Liquidating Trust (A) (C) (D) (E) (F)	101	994
Transamerica Event Driven (B)	28,892	292,100
Transamerica Long/Short Strategy (B)	41,465	268,693

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Alternative Funds (continued)
Transamerica Managed Futures Strategy (B)	23,007	$ 173,244

		735,031

U.S. Fixed Income Funds - 20.3%
Transamerica Floating Rate (B)	17,065	170,139
Transamerica Short-Term Bond (B)	24,887	249,618

		419,757

Total Investment Companies (Cost $2,101,659)		2,019,340

Total Investments (Cost $2,101,659) (G)		2,019,340
Net Other Assets (Liabilities) - 2.4%		50,125

Net Assets - 100.0%		$ 2,069,465

SECURITY VALUATION:

Valuation Inputs (H)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$2,018,346	$—	$—	$2,018,346

Total	$2,018,346	$—	$—	$2,018,346

Investment Companies Measured at Net Asset Value (I)				994

Total Investments				$2,019,340

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Investment in the Class I2 shares of the affiliated series of Transamerica Funds.
(C)	Investment in an affiliated company of Transamerica Asset Management, Inc.
(D)	Fair valued as determined in good faith in accordance with procedures established by the Board. At June 30, 2017, value of the security is $994, representing less than 0.1% of the Portfolio’s net assets.
(E)	Illiquid security. At June 30, 2017, the value of such securities amounted to $994 or less than 0.1% of the Portfolio’s net assets.
(F)	Restricted security. At June 30, 2017, the value of such security held by the Portfolio is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Arbitrage Strategy Liquidating Trust	09/18/2015	$1,012	$994	0.0	%(J)

(G)	Aggregate cost for federal income tax purposes is $2,101,659. Aggregate gross unrealized appreciation and depreciation for all securities is $34,826 and $117,145, respectively. Net unrealized depreciation for tax purposes is $82,319.
(H)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended June 30, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(I)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the Schedule of Investments.
(J)	Percentage rounds to less than 0.1% or (0.1)%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Multi-Manager Alternative Strategies VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2017

(unaudited)

Assets:
Affiliated investments, at value (cost $2,101,659)	$2,019,340
Cash	49,569
Cash collateral on deposit with broker	6,882
Receivables and other assets:
Due from investment manager	2,404
Dividends	1,532
Prepaid expenses	7

Total assets	2,079,734

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	58
Affiliated investments purchased	1,532
Distribution and service fees	427
Transfer agent costs	7
Trustees, CCO and deferred compensation fees	5
Audit and tax fees	8,109
Custody fees	105
Printing and shareholder reports fees	15
Other	11

Total liabilities	10,269

Net assets	$2,069,465

Net assets consist of:
Capital stock ($0.01 par value)	$2,098
Additional paid-in capital	2,165,041
Undistributed (distributions in excess of) net investment income (loss)	22,955
Accumulated net realized gain (loss)	(38,310)
Net unrealized appreciation (depreciation) on:
Affiliated investments	(82,319)

Net assets	$2,069,465

Net assets by class:
Initial Class	$10
Service Class	2,069,455

Shares outstanding:
Initial Class	1
Service Class	209,814

Net asset value and offering price per share:
Initial Class	$9.76	(A)
Service Class	9.86

(A)	Actual net asset value per share presented differs from calculated net asset value per share due to rounding.

STATEMENT OF OPERATIONS

For the period ended June 30, 2017

(unaudited)

Investment Income:
Dividend income from affiliated investments	$9,823
Interest income from unaffiliated investments	9

Total investment income	9,832

Expenses:
Investment management fees	2,266
Distribution and service fees:
Service Class	2,546
Transfer agent costs	14
Trustees, CCO and deferred compensation fees	24
Audit and tax fees	8,109
Custody fees	1,763
Legal fees	152
Printing and shareholder reports fees	1,984
Other	127

Total expenses before waiver and/or reimbursement and recapture	16,985

Expenses waived and/or reimbursed:
Service Class	(8,839)

Net expenses	8,146

Net investment income (loss)	1,686

Net realized gain (loss) on:
Unaffiliated investments	(940)

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	33,455

Net realized and change in unrealized gain (loss)	32,515

Net increase (decrease) in net assets resulting from operations	$34,201

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Multi-Manager Alternative Strategies VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2017 (unaudited)	December 31, 2016
From operations:
Net investment income (loss)	$1,686	$21,275
Net realized gain (loss)	(940)	(31,322)
Net change in unrealized appreciation (depreciation)	33,455	51,147

Net increase (decrease) in net assets resulting from operations	34,201	41,100

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	—	(0	)(A)
Service Class	—	(50,199)

Total dividends and/or distributions from net investment income	—	(50,199)

Capital share transactions:
Proceeds from shares sold:
Service Class	221,557	298,329

	221,557	298,329

Dividends and/or distributions reinvested:
Initial Class	—	0	(A)
Service Class	—	50,199

	—	50,199

Cost of shares redeemed:
Service Class	(127,068)	(420,231)

	(127,068)	(420,231)

Net increase (decrease) in net assets resulting from capital share transactions	94,489	(71,703)

Net increase (decrease) in net assets	128,690	(80,802)

Net assets:
Beginning of period/year	1,940,775	2,021,577

End of period/year	$2,069,465	$1,940,775

Undistributed (distributions in excess of) net investment income (loss)	$22,955	$21,269

Capital share transactions - shares:
Shares issued:
Service Class	22,518	30,585

	22,518	30,585

Shares reinvested:
Initial Class	—	0	(B)
Service Class	—	5,112

	—	5,112

Shares redeemed:
Service Class	(12,927)	(42,826)

	(12,927)	(42,826)

Net increase (decrease) in shares outstanding:
Initial Class	—	0	(B)
Service Class	9,591	(7,129)

	9,591	(7,129)

(A)	Rounds to less than $1.
(B)	Rounds to less than 1 or (1) share.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Multi-Manager Alternative Strategies VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the periods and years indicated:

Initial Class
June 30, 2017 (unaudited)	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013 (A)
Net asset value, beginning of period/year	$9.49	$9.48	$10.16	$10.00	$10.00

Investment operations:
Net investment income (loss) (B) (C)	(0.01)	0.16	0.30	0.07	(0.01)
Net realized and unrealized gain (loss)	0.28	0.13	(0.86)	0.20	0.01

Total investment operations	0.27	0.29	(0.56)	0.27	0.00

Dividends and/or distributions to shareholders:
Net investment income	—	(0.28)	(0.04)	(0.05)	—
Net realized gains	—	—	(0.08)	(0.06)	—

Total dividends and/or distributions to shareholders	—	(0.28)	(0.12)	(0.11)	—

Net asset value, end of period/year	$9.76	$9.49	$9.48	$10.16	$10.00

Total return (D)	2.85	%(E)	3.06%	(5.60)%	2.68%	0.00	%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$0	(F)	$0	(F)	$0	(F)	$0	(F)	$0	(F)
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	0.20	%(H)	0.00	%(I)	0.00	%(I)	8.62%	92.15	%(H)
Including waiver and/or reimbursement and recapture	0.20	%(H)	0.00	%(I)	0.00	%(I)	0.55%	0.60	%(H)
Net investment income (loss) to average net assets (C)	(0.20	)%(H)	1.72%	2.96%	0.69%	(0.60	)%(H)
Portfolio turnover rate (J)	33	%(E)	75%	88%	74%	8	%(E)

(A)	Commenced operations on October 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Rounds to less than $1,000.
(G)	Does not include expenses of the underlying funds in which the Portfolio invests.
(H)	Annualized.
(I)	Rounds to less than 0.01% or (0.01)%.
(J)	Does not include portfolio activity of the underlying funds in which the Portfolio invests.

For a share outstanding during the periods and years indicated:

	Service Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013 (A)
Net asset value, beginning of period/year	$9.69		$9.75		$10.44	$10.25	$10.00

Investment operations:
Net investment income (loss) (B) (C)	0.01		0.11	(D)	0.30	0.17	0.04
Net realized and unrealized gain (loss)	0.16		0.09		(0.88)	0.13	0.21

Total investment operations	0.17		0.20		(0.58)	0.30	0.25

Dividends and/or distributions to shareholders:
Net investment income	—		(0.26)		(0.03)	(0.05)	—
Net realized gains	—		—		(0.08)	(0.06)	—

Total dividends and/or distributions to shareholders	—		(0.26)		(0.11)	(0.11)	—

Net asset value, end of period/year	$9.86		$9.69		$9.75	$10.44	$10.25

Total return (E)	1.75	%(F)	2.01%		(5.61)%	2.95%	2.50	%(F)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$2,069		$1,941		$2,022	$1,191	$170
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	1.67	%(H)	1.37%		1.44%	8.88%	91.84	%(H)
Including waiver and/or reimbursement and recapture	0.80	%(H)	0.76	%(D)	0.80%	0.80%	0.80	%(H)
Net investment income (loss) to average net assets (C)	0.17	%(H)	1.07	%(D)	2.94%	1.63%	2.59	%(H)
Portfolio turnover rate (I)	33	%(F)	75%		88%	74%	8	%(F)

(A)	Commenced operations on October 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.04% higher and 0.04% lower, respectively, had the custodian not reimbursed the Portfolio.
(E)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(F)	Not annualized.
(G)	Does not include expenses of the underlying funds in which the Portfolio invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the underlying funds in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Multi-Manager Alternative Strategies VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2017

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Multi-Manager Alternative Strategies VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Multi-Manager Alternative Strategies VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Multi-Manager Alternative Strategies VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the NAV of the underlying portfolios. These investments are actively traded and no valuation adjustments are applied. Investment companies are categorized in Level 1 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee under the supervision of the Portfolio’s Board. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at June 30, 2017, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Multi-Manager Alternative Strategies VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to each other as well as to other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of June 30, 2017, the Portfolio has not utilized the program.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

All of the Portfolio holdings in investment companies are considered affiliated. Interest, dividends, realized and unrealized gains (losses) are broken out within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $500 million	0.2225%
Over $500 million up to $1 billion	0.2125%
Over $1 billion	0.2025%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs including the investment management fee but excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Multi-Manager Alternative Strategies VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.55%	May 1, 2018
Service Class	0.80%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.55%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees (Rule 12b-1 fees) for all applicable share classes.

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the period ended June 30, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of June 30, 2017, the balances available for recapture by TAM for the Portfolio are as follows:

Amounts Available from Fiscal Years				Total
2014	2015	2016	June 30, 2017
$ 8,410	$ 10,950	$ 12,081	$ 8,839	$ 40,280

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. For the period ended June 30, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Multi-Manager Alternative Strategies VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the period ended June 30, 2017.

7. PRINCIPAL OWNERSHIP

As of June 30, 2017, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	1	100.00%	100.00%
Service Class	2	93.75%	93.75%

8. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 730,035	$ 645,840

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

10. NEW ACCOUNTING PRONOUNCEMENT

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Multi-Manager Alternative Strategies VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 7-8, 2017, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica Multi-Manager Alternative Strategies VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and Aegon USA Investment Management, LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2018.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Services, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed continuation of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmarks, in each case for various trailing periods ended December 31, 2016.

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Multi-Manager Alternative Strategies VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

specific date, and that consideration of performance data for a different period could generate different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Initial Class Shares of the Portfolio was below the median for its peer universe for the past 1- and 3-year periods. The Board also noted that the performance of Initial Class Shares of the Portfolio was below its primary benchmark for the past 1- and 3-year periods. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Portfolio. The Board noted that it had recently approved the replacement of the Portfolio’s sub-adviser effective on or about on July 7, 2017, as well as changes to the Portfolio’s principal investment strategies and management fee schedule.

Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Initial Class Shares of the Portfolio were in line with the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM had not made material changes to this methodology, which had been applied consistently for the Portfolio.

With respect to the Sub-Adviser, the Board noted that information about the Sub-Adviser’s revenues and expenses was incorporated into the profitability analysis for TAM and its affiliates with respect to the Portfolio. As a result, the Board principally considered profitability information for TAM and its affiliates and the Sub-Adviser in the aggregate.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Multi-Manager Alternative Strategies VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through its undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2017, and held for the entire period until June 30, 2017.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Annualized Expense Ratio
Initial Class	$1,000.00	$1,057.10	$4.64	$1,020.30	$4.56	0.91%
Service Class	1,000.00	1,055.20	5.91	1,019.00	5.81	1.16

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2017

(unaudited)

Portfolio Characteristics	Years
Average Maturity §	7.54
Duration †	3.97

Asset Allocation	Percentage of Net Assets
Repurchase Agreements	46.1%
Corporate Debt Securities	33.9
U.S. Government Obligations	27.5
U.S. Government Agency Obligations	14.6
Asset-Backed Securities	4.9
Foreign Government Obligations	1.7
Mortgage-Backed Securities	1.6
Exchange-Traded Options Purchased	0.9
Certificates of Deposit	0.8
Securities Lending Collateral	0.5
Municipal Government Obligations	0.5
Commercial Paper	0.3
Over-the-Counter Interest Rate Swaptions Purchased	0.2
Short-Term U.S. Government Obligations	0.2
Over-the-Counter Straddle Swaptions Purchased	0.0 *
Over-the-Counter Interest Rate-Capped Options Purchased	0.0 *
Net Other Assets (Liabilities) ^	(33.7)
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

*	Percentage rounds to less than 0.1% or (0.1)%.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS

At June 30, 2017

(unaudited)

	Principal	Value
ASSET-BACKED SECURITIES - 4.9%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2004-R3, Class M1, 2.00% (A), 05/25/2034	$ 573,609	$ 559,603
Ares Enhanced Loan Investment Strategy IR, Ltd. Series 2013-IRAR, Class A1BR, 2.55% (A), 07/23/2025 (B)	1,800,000	1,800,123
Avery Point IV CLO, Ltd. Series 2014-1A, Class AR, 2.26% (A), 04/25/2026 (B)	700,000	699,999
Babson CLO, Ltd. Series 2014-IIA, Class AR, 2.31% (A), 10/17/2026 (B)	400,000	400,001
Carlyle Global Market Strategies CLO, Ltd. Series 2014-3A, Class A1AR, 2.32% (A), 07/27/2026 (B)	1,500,000	1,500,576
Series 2014-5A, Class A1R,
2.30% (A), 10/16/2025 (B)	600,000	600,031
Cent CLO 21, Ltd. Series 2014-21A, Class A1BR, 2.38% (A), 07/27/2026 (B)	700,000	699,995
Colony Starwood Homes Trust Series 2016-1A, Class A, 2.71% (A), 07/17/2033 (B)	1,096,903	1,112,192
CVP Cascade CLO-1, Ltd. Series 2013-CLO1, Class A1R, 2.31% (A), 01/16/2026 (B)	1,800,000	1,800,043
Denali Capital CLO XI, Ltd. Series 2015-1A, Class A1R, 0.00% (A), 04/20/2027 (B) (C) (D)	1,200,000	1,200,000
Dryden XXV Senior Loan Fund Series 2012-25A, Class AR, 2.36% (A), 01/15/2025 (B)	1,485,857	1,488,081
FFMLT Trust Series 2005-FF2, Class M3, 1.94% (A), 03/25/2035	27,766	27,761
Series 2005-FF2, Class M4,
2.10% (A), 03/25/2035	400,000	389,989
Flagship VII, Ltd. Series 2013-7A, Class A1R, 2.28% (A), 01/20/2026 (B)	1,600,000	1,600,005
Ford Credit Auto Owner Trust Series 2016-2, Class A, 2.03%, 12/15/2027 (B)	2,200,000	2,183,931
Halcyon Loan Advisors Funding, Ltd. Series 2014-3A, 2.41% (A), 10/22/2025 (C) (D)	1,300,000	1,300,000
JMP Credit Advisors CLO III, Ltd. Series 2014-1A, Class AR, 2.40% (A), 10/17/2025 (B)	800,000	800,002
KVK CLO, Ltd. Series 2013-2A, Class AR, 2.31% (A), 01/15/2026 (B)	700,000	700,036
LCM XII, LP Series 12A, Class AR, 2.42% (A), 10/19/2022 (B)	1,039,754	1,039,786

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Mariner CLO LLC Series 2016-3A, Class A, 2.74% (A), 07/23/2026 (B)	$ 900,000	$ 900,056
Northstar Education Finance, Inc. Series 2012-1, Class A, 1.92% (A), 12/26/2031 (B)	59,963	59,868
Oak Hill Credit Partners X, Ltd. Series 2014-10A, Class AR, 2.29% (A), 07/20/2026 (B)	800,000	801,477
Oaktree CLO, Ltd. Series 2014-2A, Class A1AR, 2.38% (A), 10/20/2026 (B)	700,000	700,002
OZLM Funding V, Ltd. Series 2013-5A, Class A1R, 2.29% (A), 01/17/2026 (B)	700,000	700,133
PHEAA Student Loan Trust Series 2016-2A, Class A, 2.17% (A), 11/25/2065 (B)	693,956	695,520
Progress Residential Trust Series 2016-SFR1, Class A, 2.71% (A), 09/17/2033 (B)	995,517	1,012,400
Santander Drive Auto Receivables Trust Series 2016-2, Class A2A, 1.38%, 07/15/2019	269,366	269,320
Series 2016-2, Class A2B,
1.81% (A), 07/15/2019	224,472	224,589
SHACKLETON CLO, Ltd. Series 2013-4A, Class AR, 2.28% (A), 01/13/2025 (B)	300,000	299,999
SLC Private Student Loan Trust Series 2006-A, Class A5, 1.33% (A), 07/15/2036	30,604	30,604
SMB Private Education Loan Trust Series 2016-B, Class A2B, 2.61% (A), 02/17/2032 (B)	1,900,000	1,950,980
Series 2016-C, Class A1,
1.71% (A), 11/15/2023 (B)	892,960	894,012
THL Credit Wind River CLO, Ltd. Series 2014-1A, Class AR, 2.34% (A), 04/18/2026 (B)	300,000	299,999
TICP CLO, Ltd. Series 2014-3A, Class AR, 2.34% (A), 01/20/2027 (B)	800,000	800,021
Toyota Auto Receivables Owner Trust Series 2016-B, Class A2A, 1.02%, 10/15/2018	689,925	689,469
Series 2016-B, Class A2B,
1.41% (A), 10/15/2018	459,950	460,099
Venture XVI CLO, Ltd. Series 2014-16A, Class A1R, 2.67% (A), 04/15/2026 (B)	700,000	699,997
Westlake Automobile Receivables Trust Series 2016-3A, Class A2A, 1.42%, 10/15/2019 (B)	1,315,363	1,314,012

Total Asset-Backed Securities (Cost $32,464,348)		32,704,711

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CERTIFICATES OF DEPOSIT - 0.8%
Banks - 0.6%
Abbey National Treasury Services PLC 1.40% (A), 07/07/2017	$ 100,000	$ 100,000
Barclays Bank PLC 1.95% (A), 11/06/2017	1,500,000	1,500,000
Natixis SA 1.98% (A), 09/25/2017	2,000,000	2,000,000
Sumitomo Mitsui Trust Bank, Ltd. 1.86% (A), 10/06/2017	400,000	400,000

		4,000,000

Capital Markets - 0.2%
Credit Suisse AG 2.03% (A), 09/12/2017	1,200,000	1,200,000

Total Certificates of Deposit (Cost $5,200,000)		5,200,000

CORPORATE DEBT SECURITIES - 33.9%
Aerospace & Defense - 0.0% (E)
Rolls-Royce PLC 3.63%, 10/14/2025 (B)	200,000	205,999

Air Freight & Logistics - 0.0% (E)
United Parcel Service, Inc. 2.45%, 10/01/2022 (F)	100,000	101,015

Airlines - 1.0%
Air Canada Pass-Through Trust 3.75%, 06/15/2029 (B)	1,161,170	1,207,617
American Airlines Pass-Through Trust 3.00%, 04/15/2030	600,000	588,000
3.25%, 04/15/2030	200,000	197,000
Continental Airlines Pass-Through Trust 4.00%, 04/29/2026	41,116	43,326
5.50%, 04/29/2022	34,022	35,553
Norwegian Air Shuttle Pass-Through Trust 4.88%, 11/10/2029 (B)	3,026,455	3,077,601
United Airlines Pass-Through Trust 2.88%, 04/07/2030	900,000	882,180
3.10%, 04/07/2030	900,000	879,750

		6,911,027

Banks - 11.4%
Australia & New Zealand Banking Group, Ltd. 4.40%, 05/19/2026 (B)	2,300,000	2,373,156
Bank of America Corp. 1.80% (A), 08/25/2017, MTN	290,000	290,186
2.63%, 10/19/2020, MTN	950,000	959,579
5.70%, 01/24/2022	4,800,000	5,423,827
6.88%, 04/25/2018, MTN	220,000	228,938
Bank of America NA 1.75%, 06/05/2018	1,210,000	1,211,606
Bank of Montreal 1.75%, 06/15/2022 (B)	1,600,000	1,565,122
Bank of Tokyo-Mitsubishi UFJ, Ltd. 1.77% (A), 03/05/2018 (B)	900,000	902,045
2.30%, 03/05/2020 (B)	350,000	350,494
Barclays PLC 3.65%, 03/16/2025	1,200,000	1,194,035
4.34%, 01/10/2028	600,000	616,808

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Citigroup, Inc. 2.08% (A), 12/07/2018	$ 1,310,000	$ 1,319,648
2.40%, 02/18/2020	4,800,000	4,825,814
4.40%, 06/10/2025	1,200,000	1,250,281
Citizens Bank NA 2.30%, 12/03/2018, MTN	300,000	301,081
Commonwealth Bank of Australia 1.49% (A), 09/08/2017 (B)	700,000	700,291
Cooperatieve Rabobank UA 3.75%, 07/21/2026	1,000,000	999,835
3.88%, 02/08/2022	2,500,000	2,652,217
Dexia Credit Local SA 1.88%, 09/15/2021 (B)	2,500,000	2,439,580
HSBC Holdings PLC 5.10%, 04/05/2021	280,000	304,417
HSBC USA, Inc. 1.79% (A), 11/13/2019	460,000	460,541
2.38%, 11/13/2019	550,000	554,595
2.75%, 08/07/2020	1,770,000	1,798,936
ING Bank NV 1.80% (A), 03/16/2018 (B)	900,000	901,981
JPMorgan Chase & Co. 2.75%, 06/23/2020	4,500,000	4,575,190
3.25%, 09/23/2022	200,000	204,965
3.90%, 07/15/2025	215,000	224,217
JPMorgan Chase Bank NA 6.00%, 10/01/2017	260,000	262,665
Lloyds Banking Group PLC 5.30%, 12/01/2045	200,000	228,143
Manufacturers & Traders Trust Co. 2.25%, 07/25/2019	750,000	755,074
Mitsubishi UFJ Financial Group, Inc. 3.08% (A), 03/01/2021	2,400,000	2,505,180
Mitsubishi UFJ Trust & Banking Corp. 2.65%, 10/19/2020 (B)	200,000	201,273
MUFG Americas Holdings Corp. 1.75% (A), 02/09/2018	114,000	114,037
2.25%, 02/10/2020	41,000	41,026
National Australia Bank, Ltd. 1.38%, 07/12/2019	1,600,000	1,580,475
Nykredit Realkredit A/S
1.00%, 07/01/2017 - 04/01/2018, MTN	DKK 21,900,000	3,376,755
1.00%, 01/01/2018	600,000	92,684
2.00%, 07/01/2017 - 04/01/2018	17,300,000	2,682,330
Realkredit Danmark A/S
1.00%, 01/01/2018 - 04/01/2018, MTN	19,200,000	2,977,809
2.00%, 01/01/2018 - 04/01/2018	4,500,000	702,342
Royal Bank of Scotland Group PLC 8.63% (A), 08/15/2021 (G)	$ 1,000,000	1,090,000
Santander Holdings USA, Inc. 2.64% (A), 11/24/2017	1,500,000	1,505,979
2.70%, 05/24/2019	1,500,000	1,511,074
Santander UK Group Holdings PLC 2.88%, 10/16/2020	1,660,000	1,683,708
3.13%, 01/08/2021	200,000	203,035

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Santander UK PLC 2.38%, 03/16/2020	$ 3,400,000	$ 3,419,975
Sberbank of Russia Via SB Capital SA 5.18%, 06/28/2019 (H)	400,000	418,140
Stichting AK Rabobank Certificaten 6.50%, 12/29/2049 (G) (H)	EUR 700,000	947,413
Sumitomo Mitsui Banking Corp. 2.65%, 07/23/2020, MTN	$ 1,790,000	1,811,618
Sumitomo Mitsui Financial Group, Inc. 2.63%, 07/14/2026	400,000	380,208
Swedbank AB 2.20%, 03/04/2020 (B)	1,190,000	1,191,238
Wells Fargo & Co. 1.64% (A), 09/14/2018	900,000	902,144
2.50%, 03/04/2021	400,000	401,384
2.55%, 12/07/2020, MTN	160,000	161,835
2.60%, 07/22/2020, MTN	2,975,000	3,016,941
3.00%, 02/19/2025, MTN	500,000	492,239
3.58% (A), 05/22/2028, MTN	500,000	505,315
Westpac Banking Corp. 2.25%, 11/09/2020 (B)	2,400,000	2,405,777

		76,197,201

Beverages - 0.7%
Anheuser-Busch InBev Finance, Inc. 3.65%, 02/01/2026	3,500,000	3,605,945
PepsiCo, Inc. 4.00%, 05/02/2047	700,000	715,813

		4,321,758

Biotechnology - 0.4%
AbbVie, Inc. 2.90%, 11/06/2022	2,400,000	2,422,577
3.20%, 11/06/2022	100,000	102,566

		2,525,143

Building Products - 0.0% (E)
Fortune Brands Home & Security, Inc. 4.00%, 06/15/2025	140,000	145,427
Masco Corp. 4.45%, 04/01/2025	40,000	42,724
Owens Corning 4.20%, 12/01/2024	50,000	52,354

		240,505

Capital Markets - 2.4%
Brighthouse Holdings LLC 6.50% (I), 07/27/2037 (B) (D) (G)	300,000	300,000
Credit Suisse AG 1.85% (A), 04/27/2018	1,260,000	1,264,857
Credit Suisse Group Funding Guernsey, Ltd. 3.75%, 03/26/2025	2,900,000	2,930,024
Deutsche Bank AG 4.25%, 10/14/2021	800,000	838,946
Goldman Sachs Group, Inc. 3.75%, 05/22/2025	140,000	143,359
3.85%, 07/08/2024, MTN	4,700,000	4,878,196
6.15%, 04/01/2018	280,000	288,985
Lazard Group LLC 3.75%, 02/13/2025	81,000	81,676

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
Moody’s Corp. 2.75%, 07/15/2019	$ 200,000	$ 202,762
5.25%, 07/15/2044	100,000	116,126
Morgan Stanley 4.00%, 07/23/2025, MTN	140,000	146,123
5.50%, 07/24/2020, MTN	4,100,000	4,476,433
6.63%, 04/01/2018, MTN	200,000	207,102
S&P Global, Inc. 4.40%, 02/15/2026	80,000	86,003
UBS AG 1.56% (A), 08/14/2017, MTN	250,000	250,071

		16,210,663

Chemicals - 0.0% (E)
Solvay Finance America LLC 3.40%, 12/03/2020 (B)	200,000	206,372

Commercial Services & Supplies - 0.3%
ADT Corp. 4.13%, 06/15/2023	40,000	39,650
ERAC USA Finance LLC 4.50%, 02/15/2045 (B)	40,000	39,428
Republic Services, Inc. 2.90%, 07/01/2026	800,000	784,337
3.55%, 06/01/2022	1,000,000	1,040,821

		1,904,236

Consumer Finance - 1.9%
American Express Credit Corp. 1.67% (A), 08/15/2019, MTN	700,000	703,643
1.95% (A), 11/05/2018, MTN	170,000	171,262
Daimler Finance North America LLC 1.50%, 07/05/2019 (B)	800,000	792,382
1.63% (A), 03/02/2018 (B)	800,000	801,199
Ford Motor Credit Co. LLC 1.74% (A), 09/08/2017	700,000	700,209
General Motors Financial Co., Inc. 3.20%, 07/13/2020	317,000	322,996
3.50%, 07/10/2019	200,000	204,649
3.70%, 11/24/2020	1,590,000	1,645,125
Hyundai Capital America 2.50%, 03/18/2019 (B)	1,300,000	1,304,000
Synchrony Financial 2.60%, 01/15/2019	1,570,000	1,578,384
2.70%, 02/03/2020	41,000	41,208
4.50%, 07/23/2025	1,780,000	1,830,463
Toyota Motor Credit Corp. 1.40%, 05/20/2019, MTN	800,000	795,161
Volkswagen Group of America Finance LLC 2.13%, 05/23/2019 (B)	2,100,000	2,101,909

		12,992,590

Diversified Consumer Services - 0.5%
Nationwide Building Society 3.90%, 07/21/2025 (B)	3,200,000	3,346,797

Diversified Financial Services - 1.5%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.63%, 07/01/2022	150,000	160,759

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Financial Services (continued)
BRFkredit A/S 1.00%, 10/01/2018, MTN	DKK 3,400,000	$ 531,016
2.00%, 10/01/2017 - 01/01/2018	9,700,000	1,504,581
GE Capital International Funding Co. Unlimited Co. 2.34%, 11/15/2020	$ 744,000	749,948
4.42%, 11/15/2035	400,000	435,355
Helios Leasing I LLC 1.56%, 09/28/2024	125,523	121,833
LeasePlan Corp. NV 2.50%, 05/16/2018 (B)	300,000	300,800
3.00%, 10/23/2017 (B)	250,000	250,771
Nordea Kredit Realkreditaktieselskab 1.00%, 10/01/2017, MTN	DKK 2,600,000	400,605
2.00%, 10/01/2017 - 04/01/2018	17,500,000	2,705,903
Protective Life Global Funding 1.77% (A), 06/08/2018 (B)	$ 800,000	802,052
2.70%, 11/25/2020 (B)	1,590,000	1,601,820
Tagua Leasing LLC 1.58%, 11/16/2024	129,727	126,167

		9,691,610

Diversified Telecommunication Services - 1.0%
AT&T, Inc. 2.23% (A), 06/30/2020	170,000	172,225
3.40%, 05/15/2025	150,000	147,464
3.80%, 03/15/2022	1,100,000	1,138,536
5.25%, 03/01/2037	900,000	958,839
Verizon Communications, Inc. 4.15%, 03/15/2024	1,600,000	1,684,190
4.52%, 09/15/2048	1,600,000	1,513,747
5.15%, 09/15/2023	1,000,000	1,110,787

		6,725,788

Electric Utilities - 1.9%
Appalachian Power Co. 3.40%, 06/01/2025	1,430,000	1,468,613
Duke Energy Corp. 3.75%, 04/15/2024	200,000	209,014
3.95%, 10/15/2023 (F)	500,000	527,828
4.80%, 12/15/2045	1,600,000	1,768,686
Electricite de France SA 3.63%, 10/13/2025 (B)	1,500,000	1,534,359
Entergy Corp. 4.00%, 07/15/2022	1,600,000	1,691,053
Entergy Louisiana LLC 3.30%, 12/01/2022	150,000	153,295
Entergy Mississippi, Inc. 2.85%, 06/01/2028	1,300,000	1,260,003
Exelon Corp. 3.40%, 04/15/2026	1,600,000	1,594,605
FirstEnergy Corp. 2.75%, 03/15/2018	100,000	100,638
Great Plains Energy, Inc. 3.90%, 04/01/2027	500,000	505,812
Niagara Mohawk Power Corp. 4.12%, 11/28/2042 (B) (D)	200,000	202,398
Pacific Gas & Electric Co. 3.50%, 06/15/2025	40,000	41,356

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Southwestern Electric Power Co. 6.20%, 03/15/2040	$ 1,000,000	$ 1,284,772

		12,342,432

Electrical Equipment - 0.1%
Eaton Corp. 2.75%, 11/02/2022	125,000	125,681
Schneider Electric SE 2.95%, 09/27/2022 (B)	150,000	151,405

		277,086

Electronic Equipment, Instruments & Components - 0.0% (E)
Flex, Ltd. 4.75%, 06/15/2025 (F)	50,000	53,109

Energy Equipment & Services - 0.3%
Regency Energy Partners, LP / Regency Energy Finance Corp. 4.50%, 11/01/2023 (F)	1,900,000	1,971,480

Equity Real Estate Investment Trusts - 1.6%
Alexandria Real Estate Equities, Inc. 3.95%, 01/15/2027	300,000	305,548
4.30%, 01/15/2026	800,000	837,876
4.50%, 07/30/2029	700,000	742,006
American Tower Corp. 3.38%, 10/15/2026	1,400,000	1,369,747
3.50%, 01/31/2023	100,000	102,558
4.00%, 06/01/2025	1,250,000	1,294,753
Crown Castle International Corp. 4.45%, 02/15/2026	390,000	414,245
5.25%, 01/15/2023	1,600,000	1,777,342
Digital Realty Trust, LP 3.95%, 07/01/2022	1,830,000	1,918,268
Federal Realty Investment Trust 3.63%, 08/01/2046	250,000	225,154
iStar, Inc. 4.00%, 11/01/2017	100,000	100,000
Prologis, LP 3.75%, 11/01/2025	40,000	41,643
Unibail-Rodamco SE 1.93% (A), 04/16/2019, MTN (H)	600,000	597,551
WP Carey, Inc. 4.60%, 04/01/2024	800,000	833,113

		10,559,804

Food & Staples Retailing - 0.0% (E)
CVS Pass-Through Trust 4.16%, 08/11/2036 (B)	91,641	92,943

Food Products - 0.1%
Kraft Heinz Foods Co. 3.50%, 07/15/2022	50,000	51,549
4.38%, 06/01/2046	500,000	489,667

		541,216

Gas Utilities - 0.2%
National Fuel Gas Co. 5.20%, 07/15/2025	120,000	127,803
ONE Gas, Inc. 2.07%, 02/01/2019	900,000	901,985

		1,029,788

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Equipment & Supplies - 0.5%
Boston Scientific Corp. 3.38%, 05/15/2022	$ 1,430,000	$ 1,472,066
Zimmer Biomet Holdings, Inc. 2.70%, 04/01/2020	1,640,000	1,654,952
3.15%, 04/01/2022	80,000	81,219
3.55%, 04/01/2025	80,000	80,807

		3,289,044

Health Care Providers & Services - 0.2%
Aetna, Inc. 3.50%, 11/15/2024	50,000	51,578
Hackensack Meridian Health, Inc. 4.50%, 07/01/2057	300,000	317,291
Humana, Inc. 4.80%, 03/15/2047	400,000	440,787
Laboratory Corp. of America Holdings 3.60%, 02/01/2025	41,000	41,615
Northwell Healthcare, Inc. 3.98%, 11/01/2046	700,000	668,034

		1,519,305

Independent Power & Renewable Electricity Producers - 0.0% (E)
Exelon Generation Co. LLC 6.25%, 10/01/2039	200,000	218,230

Industrial Conglomerates - 0.1%
General Electric Co. 2.70%, 10/09/2022	260,000	264,455
4.50%, 03/11/2044	100,000	111,095

		375,550

Insurance - 1.8%
Chubb INA Holdings, Inc. 3.35%, 05/03/2026	90,000	92,053
First American Financial Corp. 4.30%, 02/01/2023 (F)	100,000	102,712
4.60%, 11/15/2024	50,000	51,142
Jackson National Life Global Funding 2.30%, 04/16/2019 (B)	300,000	301,550
2.60%, 12/09/2020 (B)	1,580,000	1,589,068
Marsh & McLennan Cos., Inc. 3.75%, 03/14/2026	50,000	52,057
MetLife, Inc. 4.05%, 03/01/2045	40,000	40,339
Metropolitan Life Global Funding I 2.00%, 04/14/2020 (B)	250,000	249,316
2.50%, 12/03/2020 (B)	1,820,000	1,832,835
New York Life Global Funding 1.70% (A), 04/06/2018 (B)	1,200,000	1,203,445
Pricoa Global Funding I 2.20%, 05/16/2019 (B)	200,000	200,998
2.55%, 11/24/2020 (B)	1,590,000	1,601,089
Principal Life Global Funding II 1.70% (A), 12/01/2017 (B)	1,300,000	1,302,155
2.20%, 04/08/2020 (B)	1,300,000	1,296,337
3.00%, 04/18/2026 (B)	500,000	492,797
QBE Insurance Group, Ltd. 2.40%, 05/01/2018 (B)	200,000	200,117
Reliance Standard Life Global Funding II 2.15%, 10/15/2018 (B)	210,000	210,451
2.50%, 04/24/2019 (B)	100,000	100,665

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
Teachers Insurance & Annuity Association of America 4.27%, 05/15/2047 (B)	$ 1,200,000	$ 1,228,451
Travelers Cos., Inc. 3.75%, 05/15/2046	100,000	98,074
XLIT, Ltd. 4.45%, 03/31/2025	40,000	41,237

		12,286,888

Internet & Direct Marketing Retail - 0.0% (E)
Amazon.com, Inc. 2.50%, 11/29/2022	200,000	201,601

IT Services - 0.3%
Fidelity National Information Services, Inc. 3.88%, 06/05/2024	100,000	104,744
4.50%, 10/15/2022	1,660,000	1,803,711

		1,908,455

Life Sciences Tools & Services - 0.3%
Thermo Fisher Scientific, Inc. 2.15%, 12/14/2018	80,000	80,300
3.30%, 02/15/2022	110,000	113,662
4.15%, 02/01/2024	1,600,000	1,706,347

		1,900,309

Marine - 0.1%
AP Moller - Maersk A/S 3.88%, 09/28/2025 (B) (F)	450,000	453,258

Media - 0.9%
Charter Communications Operating LLC / Charter Communications Operating Capital 4.46%, 07/23/2022	2,000,000	2,130,932
5.38%, 05/01/2047 (B)	800,000	846,355
Comcast Corp. 4.40%, 08/15/2035	50,000	53,747
4.75%, 03/01/2044	2,400,000	2,670,667
Cox Communications, Inc. 3.25%, 12/15/2022 (B)	100,000	99,791
SES SA 3.60%, 04/04/2023 (B)	200,000	203,320
Sky PLC 3.13%, 11/26/2022 (B)	80,000	81,386
3.75%, 09/16/2024 (B)	200,000	205,438

		6,291,636

Multi-Utilities - 0.4%
DTE Electric Co. 3.70%, 06/01/2046	1,700,000	1,669,949
E.ON International Finance BV 6.65%, 04/30/2038 (B) (D)	666,000	834,457
Sempra Energy 2.88%, 10/01/2022	150,000	150,369

		2,654,775

Oil, Gas & Consumable Fuels - 1.4%
APT Pipelines, Ltd. 4.25%, 07/15/2027 (B)	500,000	511,863
BP Capital Markets PLC 1.61% (A), 02/13/2018	450,000	451,061

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Cimarex Energy Co. 3.90%, 05/15/2027	$ 700,000	$ 703,831
Dolphin Energy, Ltd. 5.50%, 12/15/2021 (H)	400,000	437,000
Energy Transfer, LP 4.05%, 03/15/2025	400,000	401,606
4.75%, 01/15/2026	100,000	104,032
Petrobras Global Finance BV 7.38%, 01/17/2027	600,000	634,800
Petroleos Mexicanos 6.00%, 03/05/2020	200,000	214,400
Pioneer Natural Resources Co. 7.50%, 01/15/2020	650,000	731,543
Plains All American Pipeline, LP / PAA Finance Corp. 3.60%, 11/01/2024	100,000	97,191
Rosneft Finance SA 7.88%, 03/13/2018, MTN (H)	200,000	207,058
Sabine Pass Liquefaction LLC 5.75%, 05/15/2024	1,700,000	1,892,971
Shell International Finance BV 4.00%, 05/10/2046	800,000	789,932
Statoil ASA 3.25%, 11/10/2024	1,800,000	1,839,220
TransCanada Trust 5.30% (A), 03/15/2077	300,000	308,400
Woodside Finance, Ltd. 3.65%, 03/05/2025 (B)	40,000	39,855

		9,364,763

Pharmaceuticals - 0.3%
Allergan Funding SCS 3.85%, 06/15/2024	100,000	104,319
Baxalta, Inc. 3.60%, 06/23/2022	50,000	51,776
ELI Lilly & Co. 3.10%, 05/15/2027	500,000	504,915
Johnson & Johnson 3.63%, 03/03/2037	800,000	836,549
Shire Acquisitions Investments Ireland DAC 2.88%, 09/23/2023	300,000	297,352
3.20%, 09/23/2026	500,000	488,927

		2,283,838

Road & Rail - 0.4%
Burlington Northern Santa Fe LLC 4.13%, 06/15/2047	1,700,000	1,787,659
Canadian National Railway Co. 2.25%, 11/15/2022	400,000	394,471
GATX Corp. 3.25%, 09/15/2026 (F)	400,000	385,984
JB Hunt Transport Services, Inc. 2.40%, 03/15/2019	100,000	100,542
Norfolk Southern Corp. 4.45%, 06/15/2045	50,000	53,386

		2,722,042

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Semiconductors & Semiconductor Equipment - 0.1%
Intel Corp. 4.10%, 05/11/2047	$ 900,000	$ 931,719

Software - 0.3%
Adobe Systems, Inc. 3.25%, 02/01/2025	41,000	41,906
Autodesk, Inc. 4.38%, 06/15/2025	100,000	105,493
Microsoft Corp. 4.10%, 02/06/2037	800,000	861,698
Oracle Corp. 2.95%, 05/15/2025	1,250,000	1,256,117

		2,265,214

Specialty Retail - 0.5%
AutoNation, Inc. 4.50%, 10/01/2025 (F)	50,000	52,171
Lowe’s Cos., Inc. 3.70%, 04/15/2046	2,800,000	2,698,842
QVC, Inc. 4.45%, 02/15/2025	300,000	296,013
4.85%, 04/01/2024	100,000	102,193

		3,149,219

Technology Hardware, Storage & Peripherals - 0.6%
Apple, Inc. 1.48% (A), 05/06/2019	400,000	402,152
2.85%, 05/11/2024	300,000	301,454
3.20%, 05/11/2027	400,000	404,672
3.35%, 02/09/2027	400,000	408,933
4.65%, 02/23/2046	400,000	448,368
Dell International LLC / EMC Corp. 8.10%, 07/15/2036 (B)	1,100,000	1,382,587
Hewlett Packard Enterprise Co. 2.45%, 10/05/2017	367,000	367,917

		3,716,083

Tobacco - 0.4%
BAT International Finance PLC 3.50%, 06/15/2022 (B)	50,000	51,533
Imperial Brands Finance PLC 3.75%, 07/21/2022 (B)	200,000	208,227
4.25%, 07/21/2025 (B)	1,790,000	1,889,345
Reynolds American, Inc. 4.00%, 06/12/2022	50,000	52,983
4.85%, 09/15/2023	100,000	110,250

		2,312,338

Transportation Infrastructure - 0.0% (E)
Sydney Airport Finance Co. Pty, Ltd. 3.38%, 04/30/2025 (B)	50,000	49,873

Water Utilities - 0.0% (E)
American Water Capital Corp. 3.40%, 03/01/2025	50,000	51,705

Wireless Telecommunication Services - 0.0% (E)
T-Mobile USA, Inc. 6.00%, 03/01/2023 (F)	104,000	110,077
6.38%, 03/01/2025	104,000	112,450

		222,527

Total Corporate Debt Securities (Cost $222,475,040)		226,616,934

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS - 1.7%
Brazil - 0.1%
Brazil Government International Bond 5.63%, 02/21/2047 (F)	$ 600,000	$ 573,000

Canada - 0.4%
Province of Ontario 1.65%, 09/27/2019	1,200,000	1,196,501
Province of Quebec 2.50%, 04/20/2026	1,700,000	1,671,742

		2,868,243

Japan - 0.9%
Japan Finance Organization for Municipalities 2.13%, 04/13/2021 - 10/25/2023 (B)	3,900,000	3,800,852
Tokyo Metropolitan Government 2.00%, 05/17/2021 (B)	2,600,000	2,555,683

		6,356,535

Kuwait - 0.1%
Kuwait International Government Bond 3.50%, 03/20/2027 (B)	800,000	817,280

Republic of Korea - 0.2%
Export-Import Bank of Korea 1.90% (A), 05/26/2019	800,000	802,086
1.93%, 02/24/2020 (B)	CAD 400,000	309,710

		1,111,796

Total Foreign Government Obligations (Cost $11,847,299)		11,726,854

MORTGAGE-BACKED SECURITIES - 1.6%
ALBA PLC Series 2015-1, Class A, 1.50% (A), 04/24/2049 (H)	GBP 516,690	677,331
Auburn Securities 4 PLC Series 4, Class A2, 0.65% (A), 10/01/2041 (H)	492,510	634,588
Bear Stearns Alt-A Trust Series 2005-5, Class 1A1, 1.66% (A), 07/25/2035	$ 33,729	33,756
CHL Mortgage Pass-Through Trust Series 2005-9, Class 1A1, 1.82% (A), 05/25/2035	69,840	59,882
Countrywide Commercial Mortgage Trust Series 2007-MF1, Class A, 6.48% (A), 11/12/2043 (B)	614,692	615,462
Dukinfield PLC Series 1, Class A, 1.32% (A), 08/15/2045 (H)	GBP 297,335	389,269
Eurosail PLC Series 2006-4X, Class A3C, 0.45% (A), 12/10/2044 (H)	399,911	512,077
Gemgarto PLC Series 2015-1, Class A, 1.26% (A), 02/16/2047 (H)	64,027	83,604
La Hipotecaria El Salvadorian Mortgage Trust Series 2016-1A, Class A, 3.36%, 01/15/2046 (B) (J)	$ 1,333,392	1,344,544

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Merrill Lynch Mortgage Investors Trust Series 2003-B, Class A1, 1.90% (A), 04/25/2028	$ 719,122	$ 691,370
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25, Class A4, 3.37%, 10/15/2048	1,600,000	1,628,309
Morgan Stanley Bank of America Merrill Lynch Trust, Interest Only STRIPS Series 2013-C8, Class XA, 1.16% (A), 12/15/2048	1,913,547	86,339
Morgan Stanley Capital I Trust Series 2007-HQ13, Class A3, 5.57%, 12/15/2044	728,116	732,047
MortgageIT Trust Series 2005-2, Class 1A1, 1.74% (A), 05/25/2035	173,257	172,514
Southern Pacific Financing PLC Series 2005-B, Class A, 0.47% (A), 06/10/2043 (H)	GBP 810,442	1,040,935
Structured Adjustable Rate Mortgage Loan Trust Series 2005-4, Class 6A1, 1.46% (A), 03/25/2035	$ 527,125	478,092
Uropa Securities PLC Series 2008-1, Class A, 0.49% (A), 06/10/2059 (H)	GBP 893,181	1,115,001
Series 2008-1, Class B,
1.04% (A), 06/10/2059 (H)	171,746	202,253
Series 2008-1, Class M1,
0.64% (A), 06/10/2059 (H)	205,911	251,030
Series 2008-1, Class M2,
0.84% (A), 06/10/2059 (H)	161,589	194,414

Total Mortgage-Backed Securities (Cost $11,210,678)		10,942,817

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.5%
California - 0.1%
Bay Area Toll Authority, Revenue Bonds, Series S1, 6.92%, 04/01/2040	$ 200,000	280,824
Los Angeles Community College District, General Obligation Unlimited, 6.60%, 08/01/2042	200,000	288,218
State of California, General Obligation Unlimited, 7.35%, 11/01/2039	300,000	440,283

		1,009,325

Illinois - 0.2%
City of Chicago, General Obligation Unlimited Series B, 6.31%, 01/01/2044	700,000	653,863
7.05%, 01/01/2029	500,000	520,035

		1,173,898

Maryland - 0.1%
County of Baltimore, General Obligation Unlimited, 3.30%, 07/01/2046	450,000	427,487

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Michigan - 0.1%
Michigan Tobacco Settlement Finance Authority, Revenue Bonds, Series A, 7.31%, 06/01/2034	$ 395,000	$ 386,800

New York - 0.0% (E)
Port Authority of New York & New Jersey, Revenue Bonds, 4.46%, 10/01/2062	200,000	217,902

Utah - 0.0% (E)
Utah State Board of Regents, Revenue Bonds, Series 1, 1.97% (A), 12/26/2031	62,853	63,185

West Virginia - 0.0% (E)
Tobacco Settlement Finance Authority, Revenue Bonds, Series A, 7.47%, 06/01/2047	230,000	221,255

Total Municipal Government Obligations (Cost $3,387,603)		3,499,852

U.S. GOVERNMENT AGENCY OBLIGATIONS - 14.6%
Federal Home Loan Mortgage Corp. 1.25%, 10/02/2019 (K)	14,450,000	14,370,511
2.38%, 01/13/2022 (K)	10,800,000	11,026,670
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates 1.67% (A), 02/25/2023	1,782,849	1,790,643
Federal Home Loan Mortgage Corp. REMIC 1.35% (A), 01/15/2038	2,190,940	2,181,476
1.56% (A), 02/15/2041 - 09/15/2045	1,632,629	1,637,079
Federal Home Loan Mortgage Corp. REMIC, Interest Only STRIPS 1.63% (A), 01/15/2038	2,190,940	126,119
Federal Home Loan Mortgage Corp., Interest Only STRIPS 4.73% (A), 09/15/2043	2,041,537	409,877
Federal National Mortgage Association 1.88%, 09/18/2018	6,800,000	6,842,459
3.00%, 03/25/2028	1,183,406	119,276
3.50%, 06/01/2045	438,127	450,262
3.50%, TBA (C)	44,700,000	45,797,329
3.70%, 09/01/2034	956,466	996,166
4.50%, 04/01/2028 - 10/01/2041	719,261	774,457
Federal National Mortgage Association REMIC 1.79% (A), 06/25/2041	1,388,533	1,403,752
1.97% (A), 05/25/2040	1,167,123	1,181,862
2.07% (A), 11/25/2039	3,673,311	3,746,910
Financing Corp., Principal Only STRIPS Series 1P, 05/11/2018	600,000	592,572
Government National Mortgage Association 1.79% (A), 05/20/2066 - 06/20/2066	4,405,076	4,439,224

Total U.S. Government Agency Obligations (Cost $97,428,892)		97,886,644

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 27.5%
U.S. Treasury - 25.4%
U.S. Treasury Bond 2.75%, 08/15/2042 (K)	$ 28,800,000	$ 28,484,986
2.88%, 11/15/2046 (K)	1,598,000	1,606,802
3.00%, 11/15/2045	70,000	72,097
3.00%, 05/15/2047 (K)	2,500,000	2,580,077
3.38%, 05/15/2044 (K)	500,000	552,364
4.25%, 05/15/2039	5,100,000	6,388,744
4.38%, 11/15/2039	1,400,000	1,784,398
4.50%, 08/15/2039	6,200,000	8,031,908
U.S. Treasury Bond, Principal Only STRIPS 02/15/2043	9,200,000	4,386,247
U.S. Treasury Note 1.25%, 04/30/2019 (K)	3,400,000	3,391,633
1.38%, 05/31/2021 (K) (L)	740,000	729,738
1.63%, 02/15/2026 (K) (L)	1,080,000	1,026,422
1.75%, 01/31/2023 (L)	400,000	395,047
1.88%, 03/31/2022 - 04/30/2022 (K)	34,100,000	34,114,672
2.00%, 12/31/2021 (K) (L)	4,600,000	4,633,244
2.00%, 02/15/2025 - 11/15/2026 (K)	12,690,000	12,401,768
2.25%, 02/15/2027 (K)	55,980,000	55,719,805
2.38%, 05/15/2027 (K)	3,300,000	3,320,882

		169,620,834

U.S. Treasury Inflation-Protected Securities - 2.1%
U.S. Treasury Inflation-Indexed Bond 1.00%, 02/15/2046 (K)	5,778,584	5,773,400
U.S. Treasury Inflation-Indexed Note 0.38%, 01/15/2027	8,603,445	8,449,779

		14,223,179

Total U.S. Government Obligations (Cost $180,175,739)		183,844,013

COMMERCIAL PAPER - 0.3%
Capital Markets - 0.0% (E)
Credit Suisse AG 1.51% (M), 07/03/2017	100,000	99,992

Consumer Finance - 0.3%
Ford Motor Credit Co. 1.70% (M), 10/05/2017	1,700,000	1,692,520

Total Commercial Paper (Cost $1,792,512)		1,792,512

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 0.2%
U.S. Treasury Bill 0.90% (M), 08/31/2017 (N)	387,000	386,415
0.92% (M), 08/31/2017 (N)	684,000	682,966

Total Short-Term U.S. Government Obligations (Cost $1,069,388)		1,069,381

	Number of Contracts	Value
EXCHANGE-TRADED OPTIONS PURCHASED - 0.9%
Put - 90-Day Eurodollar Futures Exercise Price $98 Expiration Date 03/19/2018	522	42,412

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Number of Contracts	Value
EXCHANGE-TRADED OPTIONS PURCHASED (continued)
Put - S&P 500® Exercise Price $2,050 Expiration Date 06/15/2018	1,394	$ 6,140,570

Total Exchange-Traded Options Purchased (Cost $6,605,397)		6,182,982

	Notional Amount	Value
OVER-THE-COUNTER INTEREST RATE-CAPPED OPTIONS PURCHASED - 0.0% (E) (O)
Call - CMS 2-Year to 10-Year Spread Floor (D) Exercise Rate 0.15% Expiration Date 11/28/2017, CITI	$ 89,700,000	1,873

Total Over-the-Counter Interest Rate-Capped Options Purchased (Cost $76,245)		1,873

OVER-THE-COUNTER STRADDLE SWAPTIONS PURCHASED - 0.0% (E) (O)
Call - 3-Month Forward Volatility Exercise Rate 2.81% Expiration Date 07/18/2017, DUB	3,000,000	73,289

Total Over-the-Counter Straddle Swaptions Purchased (Cost $84,180)		73,289

OVER-THE-COUNTER INTEREST RATE SWAPTIONS PURCHASED - 0.2% (O)
Put - Receives Floating Rate Index 3-Month USD-LIBOR (D) Exercise Rate 2.30% Expiration Date 10/21/2019, GSB	8,600,000	1,104,994
Put - Receives Floating Rate Index 6-Month EUR-EURIBOR (D) Exercise Rate 1.08% Expiration Date 09/06/2017, GSB	EUR 9,400,000	35,189

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $915,768)		1,140,183

	Shares	Value
SECURITIES LENDING COLLATERAL - 0.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.97% (M)	3,693,962	3,693,962

Total Securities Lending Collateral (Cost $3,693,962)		3,693,962

	Principal	Value
REPURCHASE AGREEMENTS - 46.1%
HSBC Bank PLC 1.40% (M), dated 06/30/2017, to be repurchased at $34,904,072 on 07/03/2017. Collateralized by a U.S. Government Obligation, 1.38%, due 12/31/2018, and with a value of $35,967,888.	$ 34,900,000	$ 34,900,000
Merrill Lynch Pierce Fenner & Smith 1.20% (M), dated 06/30/2017, to be repurchased at $ 60,004,000 on 07/05/2017. Collateralized by a U.S. Government Obligation, 3.63%, due 08/15/2043, and with a value of $61,122,351.	60,000,000	60,000,000
Merrill Lynch Pierce Fenner & Smith 1.33% (M), dated 06/29/2017, to be repurchased at $ 150,016,625 on 07/03/2017. Collateralized by a U.S. Government Obligation, 3.63%, due 02/15/2044, and with a value of $154,106,585.	150,000,000	150,000,000
RBC Capital Markets LLC 1.27% (M), dated 06/27/2017, to be repurchased at $50,010,583 on 07/03/2017. Collateralized by U.S. Government Obligations, 1.38 - 1.75%, due 05/31/2020 - 10/31/2020, and with a total value of $51,013,005.	50,000,000	50,000,000
State Street Bank & Trust Co. 0.12% (M), dated 06/30/2017, to be repurchased at $13,404,666 on 07/03/2017. Collateralized by a U.S. Government Obligation, 1.13%, due 06/30/2021, and with a value of $13,674,640.	13,404,532	13,404,532

Total Repurchase Agreements (Cost $308,304,532)		308,304,532

Total Investments (Cost $886,731,583) (P)		894,680,539
Net Other Assets (Liabilities) - (33.7)%		(225,335,758)

Net Assets - 100.0%		$ 669,344,781

REVERSE REPURCHASE AGREEMENTS - (8.6)%

Bank of Nova Scotia 0.98% (M), dated 04/05/2017, to be repurchased at $(3,319,017) on 07/06/2017. Collateralized by U.S. Government Obligations, 2.00% - 2.75%, due 11/15/2026 - 08/15/2042, and with a total value of $(3,319,082).

	$ (3,310,725)	$ (3,310,725)
Bank of Nova Scotia 1.01% (M), dated 06/15/2017, to be repurchased at $(37,017,741) on 07/18/2017. Collateralized by U.S. Government Obligations, 1.88% - 2.75%, due 03/31/2022 - 08/15/2042, and with a total value of $(36,680,740).	(36,983,500)	(36,983,500)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
REVERSE REPURCHASE AGREEMENTS (continued)

Merrill Lynch Pierce Fenner & Smith 1.20% (M), dated 06/07/2017, to be repurchased at $(8,581,643) on 07/07/2017. Collateralized by U.S. Government Obligations, 1.88% -  2.75%, due 04/30/2022 - 08/15/2042, and with a total value of $(8,520,418).

	$ (8,576,500)	$ (8,576,500)
Merrill Lynch Pierce Fenner & Smith 1.25% (M), dated 06/29/2017, to be repurchased at $(3,337,936) on 07/06/2017. Collateralized by a U.S. Government Obligation, 2.38%, due 05/15/2027, and with a value of $(3,331,344).	(3,337,125)	(3,337,125)
Merrill Lynch Pierce Fenner & Smith 1.30% (M), dated 06/26/2017, to be repurchased at $(1,734,438) on 07/03/2017. Collateralized by a U.S. Government Obligation, 2.75%, due 08/15/2042, and with a value of $(1,699,467).	(1,734,000)	(1,734,000)

	Principal	Value
REVERSE REPURCHASE AGREEMENTS (continued)

Merrill Lynch Pierce Fenner & Smith 1.32% (M), dated 06/27/2017, to be repurchased at $(740,630) on 07/11/2017. Collateralized by a U.S. Government Obligation, 3.00%, due 05/15/2047, and with a value of $(725,227).

	$ (740,250)	$ (740,250)
Merrill Lynch Pierce Fenner & Smith 1.40% (M), dated 06/29/2017, to be repurchased at $(1,000,272) on 07/06/2017. Collateralized by a U.S. Government Obligation, 1.25%, due 04/30/2019, and with a value of $(999,762).	(1,000,000)	(1,000,000)
RBS Securities, Inc. 1.38% (M), dated 06/22/2017, to be repurchased at $(1,939,040) on 07/06/2017. Collateralized by a U.S. Government Obligation, 2.75%, due 08/15/2042, and with a value of $(1,899,404).	(1,938,000)	(1,938,000)

Total Reverse Repurchase Agreements (Cost $57,620,100)		$ (57,620,100)

EXCHANGE-TRADED OPTIONS WRITTEN:

Description	Exercise Price		Expiration Date	Number of Contracts	Premiums (Received)	Value
Call - 90-Day Eurodollar Futures	USD	98.75	03/19/2018	522	$ (58,294)	$ (19,575)

OVER-THE-COUNTER INTEREST RATE-CAPPED OPTIONS WRITTEN: (O)

Description	Counterparty	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums (Received)	Value
Call - CMS 2-Year to 10-Year Spread Floor	CITI	0.04%	USISDA02 - USISDA30	11/28/2017	USD 179,400,000	$ (77,142)	$ (3,093)

OVER-THE-COUNTER OPTIONS WRITTEN: (O)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Premiums (Received)	Value
Call - Federal National Mortgage Association, 3.50%, TBA (J)	CSS	USD 103.11	08/07/2017	28,000,000	$ (55,781)	$ (55,781)
Call - Federal National Mortgage Association, 3.50%, TBA	CSS	USD 103.63	08/07/2017	28,900,000	(54,188)	(28,019)

Total					$ (109,969)	$ (83,800)

OVER-THE-COUNTER INTEREST RATE SWAPTIONS WRITTEN: (O)

Description	Counterparty	Floating Rate Index	Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Value
Put - 5-Year	GSB	3-Month USD-LIBOR	Pay	2.00%	10/21/2019	USD 43,000,000	$(817,000)	$(1,290,428)
Put - 10-Year	JPM	3-Month USD-LIBOR	Pay	2.94	09/06/2017	USD 11,500,000	(98,038)	(2,019)

Total							$(915,038)	$(1,292,447)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

CENTRALLY CLEARED SWAP AGREEMENTS: (Q)

Credit Default Swap Agreements on Credit Indices - Buy Protection (R)
Reference Obligation	Fixed Rate Payable	Expiration Date	Notional Amount (S)	Fair Value (T)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Markit iTraxx® Europe Index - Series 27	1.00%	06/20/2022	EUR 500,000	$(12,542)	$(8,792)	$(3,750)

Credit Default Swap Agreements on Credit Indices - Sell Protection (U)

Reference Obligation	Fixed Rate Receivable	Expiration Date	Notional Amount (S)	Fair Value (T)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North America Investment Grade Index - Series 26	1.00%	06/20/2021	USD 4,300,000	$94,200	$46,368	$47,832
North America Investment Grade Index - Series 27	1.00	12/20/2021	USD 33,300,000	695,756	482,065	213,691
North America Investment Grade Index - Series 28	1.00	06/20/2022	USD 69,900,000	1,318,454	1,227,216	91,238

Total				$2,108,410	$1,755,649	$352,761

Interest Rate Swap Agreements

Floating Rate Index	Pay/Receive Fixed Rate	Fixed Rate	Expiration Date	Notional Amount		Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month CAD-CDOR	Pay	1.75%	12/16/2046	CAD	5,300,000	$614,138	$634,056	$(19,918)
3-Month USD-LIBOR	Pay	1.50	06/21/2027	USD	48,900,000	3,511,698	4,164,774	(653,076)
3-Month USD-LIBOR	Pay	1.75	12/21/2026	USD	5,600,000	250,757	319,085	(68,328)
3-Month USD-LIBOR	Receive	2.25	12/16/2022	USD	700,000	9,490	(4,185)	13,675
6-Month EUR-EURIBOR	Receive	2.04	02/03/2037	EUR	5,100,000	(28,419)	—	(28,419)
6-Month GBP-LIBOR	Pay	1.50	09/20/2027	GBP	7,300,000	(123,018)	(110,536)	(12,482)
6-Month GBP-LIBOR	Pay	2.04	02/01/2037	GBP	4,600,000	(50,039)	1,357	(51,396)

Total						$4,184,607	$5,004,551	$(819,944)

OVER-THE-COUNTER SWAP AGREEMENTS: (O)

Credit Default Swap Agreements on Corporate and Sovereign Issues - Sell Protection (U)
Reference Obligation	Counterparty	Fixed Rate Receivable	Expiration Date	Implied Credit Spread at June 30, 2017 (V)	Notional Amount (S)	Fair Value (T)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Russia Foreign Bond - Eurobond, 7.50%, 03/31/2030	JPM	1.00%	06/20/2020	0.97%	USD 200,000	$257	$(17,388)	$17,645

Credit Default Swap Agreements on Credit Indices - Sell Protection (U)
Reference Obligation	Counterparty	Fixed Rate Receivable	Expiration Date	Notional Amount (S)	Fair Value (T)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North America CMBS Basket Index - Series AAA8	GSI	0.50%	10/17/2057	USD 3,200,000	$(20,241)	$(143,210)	$122,969
North America CMBS Basket Index - Series AAA9	GSI	0.50	09/17/2058	USD 1,700,000	(23,124)	(105,001)	81,877

Total					$(43,365)	$(248,211)	$204,846

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

OVER-THE-COUNTER SWAP AGREEMENTS (continued): (O)

Total Return Swap Agreements (W)
Reference Entity	Counterparty	Rate	Pay/ Receive	Expiration Date	Number of Shares or Units	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
iShares MSCI EAFE ETF	MLI	3-Month USD-LIBOR	Pay	08/24/2017	536	$(7,894)	$—	$(7,894)
iShares MSCI EAFE ETF	MLI	3-Month USD-LIBOR	Pay	08/24/2017	192	(2,807)	—	(2,807)
iShares MSCI EAFE ETF	CITI	3-Month USD-LIBOR	Receive	05/23/2018	11,143	(66,016)	—	(66,016)
iShares MSCI EAFE ETF	MLI	3-Month USD-LIBOR	Receive	06/07/2018	311	(17,939)	—	(17,939)

Total						$(94,656)	$—	$(94,656)

FUTURES CONTRACTS: (X)
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
90-Day Eurodollar	Short	(330)	06/17/2019	$—	$(283,696)
90-Day Eurodollar	Short	(323)	12/16/2019	—	(286,383)
5-Year U.S. Treasury Note	Long	43	09/29/2017	—	(11,086)
10-Year U.S. Treasury Note	Short	(148)	09/20/2017	123,361	—
Euro OAT	Short	(40)	09/07/2017	39,457	—
German Euro Bund	Short	(31)	09/07/2017	85,296	—
Russell 2000® Mini Index	Long	472	09/15/2017	31,997	—
S&P 500® E-Mini	Long	2,476	09/15/2017	—	(1,165,213)
U.S. Treasury Bond	Long	50	09/20/2017	57,746	—

Total				$337,857	$(1,746,378)

FORWARD FOREIGN CURRENCY CONTRACTS: (O)
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BNP	07/03/2017	DKK	1,934,050	USD	291,661	$5,460	$—
BNP	07/05/2017	EUR	1,116,000	USD	1,269,450	5,516	—
BNP	07/05/2017	USD	6,577,937	JPY	736,400,000	29,284	—
BNP	08/02/2017	JPY	736,400,000	USD	6,585,672	—	(28,883)
BNP	08/02/2017	USD	1,271,314	EUR	1,116,000	—	(5,606)
BNP	08/08/2017	MXN	31,185,000	USD	1,616,984	90,282	—
BNP	09/18/2017	USD	6,707,000	KRW	7,604,329,530	52,937	—
BNP	01/02/2018	USD	547,656	DKK	3,668,050	—	(21,805)
BNP	04/03/2018	USD	1,982,850	DKK	13,331,460	—	(98,264)
BOA	07/03/2017	USD	759,464	DKK	5,207,987	—	(40,620)
BOA	07/05/2017	USD	109,965	EUR	98,000	—	(1,995)
BOA	07/05/2017	USD	1,074,406	GBP	836,000	—	(14,621)
BOA	08/08/2017	USD	1,636,845	MXN	31,675,000	—	(97,247)
BOA	04/03/2018	USD	282,741	DKK	1,949,500	—	(21,587)
CITI	07/05/2017	USD	1,145,229	EUR	1,018,000	—	(17,778)
CITI	07/05/2017	USD	4,684,806	GBP	3,641,000	—	(58,193)
CITI	08/15/2017	AUD	868,000	USD	665,763	978	—
CITI	10/02/2017	DKK	2,844,000	USD	414,318	24,841	—
DUB	08/15/2017	USD	1,702,281	CHF	1,626,000	1,560	—
DUB	08/15/2017	USD	662,915	NZD	908,000	—	(1,904)
GSB	07/03/2017	DKK	1,681,050	USD	244,898	13,356	—
GSB	07/05/2017	USD	376,655	CAD	508,000	—	(15,121)
GSB	08/02/2017	USD	4,325,992	GBP	3,323,000	—	(6,807)
GSB	01/02/2018	USD	599,070	DKK	4,123,900	—	(41,162)
GSB	04/03/2018	USD	2,232,284	DKK	15,319,040	—	(159,102)
HSBC	07/05/2017	JPY	368,700,000	USD	3,373,625	—	(94,852)
HSBC	10/02/2017	USD	5,389,629	DKK	35,312,000	—	(63,096)
HSBC	10/03/2017	USD	936,138	DKK	6,142,000	—	(12,340)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

FORWARD FOREIGN CURRENCY CONTRACTS (continued): (O)
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
HSBC	01/02/2018	USD	1,017,747	DKK	7,061,050	$—	$(78,474)
JPM	07/03/2017	USD	1,190,620	DKK	7,811,000	—	(9,356)
JPM	07/05/2017	AUD	2,163,000	NZD	2,271,128	—	(1,763)
JPM	07/05/2017	CAD	508,000	USD	387,550	4,227	—
JPM	07/05/2017	EUR	1,621,000	USD	1,850,367	1,532	—
JPM	07/05/2017	JPY	367,700,000	USD	3,346,852	—	(76,971)
JPM	08/02/2017	USD	387,752	CAD	508,000	—	(4,233)
JPM	08/15/2017	USD	291,992	CAD	400,000	—	(16,711)
JPM	08/15/2017	USD	1,083,617	NZD	1,479,000	723	—
JPM	10/02/2017	USD	580,814	DKK	3,780,000	—	(2,878)
JPM	10/01/2018	DKK	56,000	USD	8,685	157	—
JPM	10/01/2018	USD	514,181	DKK	3,490,000	—	(36,815)
SCB	07/05/2017	GBP	318,000	USD	404,603	9,644	—
SCB	08/15/2017	AUD	1,413,000	USD	1,085,002	372	—

Total						$240,869	$(1,028,184)

SECURITY VALUATION:

Valuation Inputs (Y)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$32,704,711	$—	$32,704,711
Certificates of Deposit	—	5,200,000	—	5,200,000
Corporate Debt Securities	—	226,616,934	—	226,616,934
Foreign Government Obligations	—	11,726,854	—	11,726,854
Mortgage-Backed Securities	—	10,942,817	—	10,942,817
Municipal Government Obligations	—	3,499,852	—	3,499,852
U.S. Government Agency Obligations	—	97,886,644	—	97,886,644
U.S. Government Obligations	—	183,844,013	—	183,844,013
Commercial Paper	—	1,792,512	—	1,792,512
Short-Term U.S. Government Obligations	—	1,069,381	—	1,069,381
Exchange-Traded Options Purchased	6,182,982	—	—	6,182,982
Over-the-Counter Interest Rate-Capped Options Purchased	—	1,873	—	1,873
Over-the-Counter Straddle Swaptions Purchased	—	73,289	—	73,289
Over-the-Counter Interest Rate Swaptions Purchased	—	1,140,183	—	1,140,183
Securities Lending Collateral	3,693,962	—	—	3,693,962
Repurchase Agreements	—	308,304,532	—	308,304,532

Total Investments	$9,876,944	$884,803,595	$—	$894,680,539

Other Financial Instruments
Centrally Cleared Credit Default Swap Agreements	$—	$2,108,410	$—	$2,108,410
Centrally Cleared Interest Rate Swap Agreements	—	4,386,083	—	4,386,083
Over-the-Counter Credit Default Swap Agreements	—	257	—	257
Futures Contracts (Z)	337,857	—	—	337,857
Forward Foreign Currency Contracts (Z)	—	240,869	—	240,869

Total Other Financial Instruments	$337,857	$6,735,619	$—	$7,073,476

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

SECURITY VALUATION (continued):

Valuation Inputs (continued) (Y)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
LIABILITIES
Other Financial Instruments
Reverse Repurchase Agreements	$—	$(57,620,100)	$—	$(57,620,100)
Exchange-Traded Options Written	(19,575)	—	—	(19,575)
Over-the-Counter Options Written	—	(83,800)	—	(83,800)
Over-the-Counter Interest Rate-Capped Options Written	—	(3,093)	—	(3,093)
Over-the-Counter Interest Rate Swaptions Written	—	(1,292,447)	—	(1,292,447)
Centrally Cleared Credit Default Swap Agreements	—	(12,542)	—	(12,542)
Centrally Cleared Interest Rate Swap Agreements	—	(201,476)	—	(201,476)
Over-the-Counter Credit Default Swap Agreements	—	(43,365)	—	(43,365)
Over-the-Counter Total Return Swap Agreements	—	(94,656)	—	(94,656)
Futures Contracts (Z)	(1,746,378)	—	—	(1,746,378)
Forward Foreign Currency Contracts (Z)	—	(1,028,184)	—	(1,028,184)

Total Other Financial Instruments	$(1,765,953)	$(60,379,663)	$—	$(62,145,616)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of June 30, 2017.
(B)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2017, the total value of 144A securities is $88,214,179, representing 13.2% of the Portfolio’s net assets.
(C)	Securities on a when-issued, delayed-delivery, or forward commitment basis. Securities to be settled and delivered after June 30, 2017.
(D)	Illiquid security. At June 30, 2017, the value of such securities amounted to $4,978,911 or 0.7% of the Portfolio’s net assets.
(E)	Percentage rounds to less than 0.1% or (0.1)%.
(F)	All or a portion of the securities are on loan. The total value of all securities on loan is $3,617,855. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(G)	Perpetual maturity. The date displayed is the next call date.
(H)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At June 30, 2017, the total value of Regulation S securities is $7,707,664, representing 1.2% of the Portfolio’s net assets.
(I)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of June 30, 2017; the maturity date disclosed is the ultimate maturity date.
(J)	Fair valued as determined in good faith in accordance with procedures established by the Board. At June 30, 2017, total value of securities is $1,344,544, representing 0.2% of the Portfolio’s net assets, and total value of derivatives is $(55,781), representing less than (0.1)% of the Portfolio’s net assets.
(K)	Securities are subject to sale-buyback transactions.
(L)	All or a portion of these securities have been segregated by the custodian as collateral for centrally cleared swap agreements. The total value of all securities segregated as collateral to cover centrally cleared swap agreements is $3,064,931.
(M)	Rates disclosed reflect the yields at June 30, 2017.
(N)	All or a portion of these securities have been segregated by the custodian as collateral for open over-the-counter options, swap agreements, swaptions and/or forward foreign currency contracts. The total value of all securities segregated for open over-the-counter options, swap agreements, swaptions and/or forward foreign currency contracts is $1,069,381.
(O)	Cash deposit due to broker in the amount of $350,000 has been segregated as collateral for open over-the-counter options, swap agreements, swaptions and/or forward foreign currency contracts.
(P)	Aggregate cost for federal income tax purposes is $886,731,583. Aggregate gross unrealized appreciation and depreciation for all securities is $11,609,259 and $3,660,303, respectively. Net unrealized appreciation for tax purposes is $7,948,956.
(Q)	Cash on deposit with broker in the amount of $1,500,000 has been segregated as collateral on centrally cleared swap agreements.
(R)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced obligation or (b) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(S)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(T)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap agreement, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(U)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(V)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(W)	At the termination date, a net cash flow is exchanged where the total return is equivalent to the return of the reference entity less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return and would receive payment in the event of a negative total return.
(X)	Cash on deposit with broker in the amount of $13,142,000 has been segregated as collateral to cover margin requirements for open futures contracts.
(Y)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended June 30, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(Z)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NZD	New Zealand Dollar
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

BNP	BNP Paribas
BOA	Bank of America, N.A.
CITI	Citibank N.A.
CSS	Credit Suisse Securities (USA) LLC
DUB	Deutsche Bank AG
GSB	Goldman Sachs Bank
GSI	Goldman Sachs International
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank, N.A.
MLI	Merrill Lynch International
SCB	Standard Chartered Bank

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

PORTFOLIO ABBREVIATIONS:

CDOR	Canadian Dollar Offered Rate
CMBS	Commercial Mortgage-Backed Securities
CMS	Constant Maturity Swap
EAFE	Europe, Australasia and Far East
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offer Rate
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
OAT	Obligations Assimilables du Tresor (Treasury Obligations)
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced
USISDA02	USD ICE Swap Rate 2-Year Index
USISDA30	USD ICE Swap Rate 30-Year Index

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2017

(unaudited)

Assets:
Investments, at value (cost $578,427,051) (including securities loaned of $3,617,855)	$586,376,007
Repurchase agreement, at value (cost $308,304,532)	308,304,532
Cash collateral on deposit with broker	14,642,000
Foreign currency, at value (cost $875,716)	895,959
Receivables and other assets:
Shares of beneficial interest sold	28
Investments sold	78,229
When-issued, delayed-delivery, and forward commitment securities sold	75,016,289
Interest	3,818,624
Tax reclaims	890
Net income from securities lending	419
Variation margin receivable	1,149,297
Prepaid expenses	2,651
OTC swap agreements, at value	257
Unrealized appreciation on forward foreign currency contracts	240,869

Total assets	990,526,051

Liabilities:
Cash deposit due to broker	350,000
Payables and other liabilities:
Shares of beneficial interest redeemed	100,621
Investments purchased	61,247,749
When-issued, delayed-delivery, and forward commitment securities purchased	123,393,031
Investment management fees	445,739
Distribution and service fees	137,280
Transfer agent costs	2,283
Trustees, CCO and deferred compensation fees	2,255
Audit and tax fees	15,283
Custody fees	6,404
Legal fees	3,887
Printing and shareholder reports fees	47,242
Interest	29,269
Other	6,435
Deferred income for sale-buyback financing transactions	20,482
Payable for sale-buyback financing transactions	71,494,128
Collateral for securities on loan	3,693,962
Reverse repurchase agreements, at value (cost $57,620,100)	57,620,100
Written options and swaptions, at value (premium received $1,160,443)	1,398,915
OTC swap agreements, at value	138,021
Unrealized depreciation on forward foreign currency contracts	1,028,184

Total liabilities	321,181,270

Net assets	$669,344,781

Net assets consist of:
Capital stock ($0.01 par value)	$538,716
Additional paid-in capital	609,617,844
Undistributed (distributions in excess of) net investment income (loss)	5,147,429
Accumulated net realized gain (loss)	48,826,495
Net unrealized appreciation (depreciation) on:
Investments	7,948,956
Written options and swaptions	(238,472)
Swap agreements	(343,098)
Futures contracts	(1,408,521)
Translation of assets and liabilities denominated in foreign currencies	(744,568)

Net assets	$669,344,781

Net assets by class:
Initial Class	$6,584,673
Service Class	662,760,108

Shares outstanding:
Initial Class	523,039
Service Class	53,348,514

Net asset value and offering price per share:
Initial Class	$12.59
Service Class	12.42

STATEMENT OF OPERATIONS

For the period ended June 30, 2017

(unaudited)

Investment Income:
Interest income	$6,972,165
Net income (loss) from securities lending	4,682

Total investment income	6,976,847

Expenses:
Investment management fees	2,660,983
Distribution and service fees:
Service Class	819,513
Transfer agent costs	4,709
Trustees, CCO and deferred compensation fees	8,061
Audit and tax fees	15,843
Custody fees	101,380
Legal fees	17,704
Printing and shareholder reports fees	26,928
Interest	161,658
Other	8,935

Total expenses	3,825,714

Net investment income (loss)	3,151,133

Net realized gain (loss) on:
Investments	(9,063,972)
Written options and swaptions	178,574
Swap agreements	8,526,560
Futures contracts	26,620,973
Foreign currency transactions	1,441,723

Net realized gain (loss)	27,703,858

Net change in unrealized appreciation (depreciation) on:
Investments	11,037,171
Written options and swaptions	627,133
Swap agreements	(413,880)
Futures contracts	(687,851)
Translation of assets and liabilities denominated in foreign currencies	(5,085,112)

Net change in unrealized appreciation (depreciation)	5,477,461

Net realized and change in unrealized gain (loss)	33,181,319

Net increase (decrease) in net assets resulting from operations	$36,332,452

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2017 (unaudited)	December 31, 2016
From operations:
Net investment income (loss)	$3,151,133	$3,723,831
Net realized gain (loss)	27,703,858	29,645,304
Net change in unrealized appreciation (depreciation)	5,477,461	(1,162,199)

Net increase (decrease) in net assets resulting from operations	36,332,452	32,206,936

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	—	(33,629)
Service Class	—	(1,794,603)

Total dividends and/or distributions from net investment income	—	(1,828,232)

Net realized gains:

Capital share transactions:
Proceeds from shares sold:
Initial Class	186,932	454,501
Service Class	12,549,064	42,114,752

	12,735,996	42,569,253

Dividends and/or distributions reinvested:
Initial Class	—	33,629
Service Class	—	1,794,603

	—	1,828,232

Cost of shares redeemed:
Initial Class	(509,822)	(989,490)
Service Class	(35,364,088)	(31,432,909)

	(35,873,910)	(32,422,399)

Net increase (decrease) in net assets resulting from capital share transactions	(23,137,914)	11,975,086

Net increase (decrease) in net assets	13,194,538	42,353,790

Net assets:
Beginning of period/year	656,150,243	613,796,453

End of period/year	$669,344,781	$656,150,243

Undistributed (distributions in excess of) net investment income (loss)	$5,147,429	$1,996,296

Capital share transactions - shares:
Shares issued:
Initial Class	15,219	38,937
Service Class	1,044,625	3,624,169

	1,059,844	3,663,106

Shares reinvested:
Initial Class	—	2,800
Service Class	—	151,188

	—	153,988

Shares redeemed:
Initial Class	(41,442)	(84,895)
Service Class	(2,912,234)	(2,758,131)

	(2,953,676)	(2,843,026)

Net increase (decrease) in shares outstanding:
Initial Class	(26,223)	(43,158)
Service Class	(1,867,609)	1,017,226

	(1,893,832)	974,068

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013		December 31, 2012
Net asset value, beginning of period/year	$11.91		$11.33		$12.00	$11.59	$10.40		$10.49

Investment operations:
Net investment income (loss) (A)	0.07		0.10	(B)	0.04	0.02	0.01		0.11	(C)
Net realized and unrealized gain (loss)	0.61		0.54		(0.31)	0.90	1.25		0.01

Total investment operations	0.68		0.64		(0.27)	0.92	1.26		0.12

Dividends and/or distributions to shareholders:
Net investment income	—		(0.06)		—	(0.13)	(0.07)		(0.21)
Net realized gains	—		—		(0.40)	(0.38)	—		—

Total dividends and/or distributions to shareholders	—		(0.06)		(0.40)	(0.51)	(0.07)		(0.21)

Net asset value, end of period/year	$12.59		$11.91		$11.33	$12.00	$11.59		$10.40

Total return (D)	5.71	%(E)	5.65%		(2.27)%	8.05%	12.16%		1.19%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$6,585		$6,540		$6,714	$7,308	$7,332		$7,392
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.91	%(G)	0.87%		0.86%	0.86%	0.90%		1.00	%(F)
Including waiver and/or reimbursement and recapture	0.91	%(G)	0.86	%(B)	0.86%	0.86%	0.91%		0.99	%(F)
Net investment income (loss) to average net assets	1.20	%(G)	0.84	%(B)	0.32%	0.20%	0.10%		1.05%
Portfolio turnover rate	19	%(E)(J)	59	%(J)	70%	25%	54	%(H)	783	%(I)

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(G)	Annualized.
(H)	Decrease in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.
(J)	Excludes sale-buyback transactions.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013		December 31, 2012
Net asset value, beginning of period/year	$11.76		$11.20		$11.90	$11.51	$10.35		$10.43

Investment operations:
Net investment income (loss) (A)	0.06		0.07	(B)	0.01	(0.01)	(0.02)		0.08	(C)
Net realized and unrealized gain (loss)	0.60		0.52		(0.31)	0.90	1.24		0.02

Total investment operations	0.66		0.59		(0.30)	0.89	1.22		0.10

Dividends and/or distributions to shareholders:
Net investment income	—		(0.03)		—	(0.12)	(0.06)		(0.18)
Net realized gains	—		—		(0.40)	(0.38)	—		—

Total dividends and/or distributions to shareholders	—		(0.03)		(0.40)	(0.50)	(0.06)		(0.18)

Net asset value, end of period/year	$12.42		$11.76		$11.20	$11.90	$11.51		$10.35

Total return (D)	5.52	%(E)	5.38%		(2.55)%	7.83%	11.85%		0.98%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$662,760		$649,610		$607,082	$566,312	$308,591		$72,894
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.16	%(G)	1.12%		1.11%	1.11%	1.15%		1.25	%(F)
Including waiver and/or reimbursement and recapture	1.16	%(G)	1.11	%(B)	1.11%	1.11%	1.16%		1.24	%(F)
Net investment income (loss) to average net assets	0.95	%(G)	0.59	%(B)	0.07%	(0.05)%	(0.16)%		0.80%
Portfolio turnover rate	19	%(E)(J)	59	%(J)	70%	25%	54	%(H)	783	%(I)

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(G)	Annualized.
(H)	Decrease in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.
(J)	Excludes sale-buyback transactions.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2017

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PIMCO Tactical – Balanced VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Commercial paper: Commercial paper is valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations and variable rate notes: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

4. SECURITIES AND OTHER INVESTMENTS (continued)

capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at June 30, 2017, if any, are identified within the Schedule of Investments.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at June 30, 2017, if any, are identified within the Schedule of Investments.

To be announced (“TBA”) commitments: TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities.

TBA commitments held at June 30, 2017, if any, are identified within the Schedule of Investments. Open balances at June 30, 2017, if any, are included in When-issued, delayed-delivery, and forward commitment securities purchased or sold within the Statement of Assets and Liabilities.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at June 30, 2017, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations with a corresponding adjustment to cost.

When-issued, delayed-delivery, and forward commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, and forward commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

4. SECURITIES AND OTHER INVESTMENTS (continued)

When-issued, delayed-delivery, and forward commitment transactions held at June 30, 2017, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, and forward commitment securities purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at June 30, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to each other as well as to other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of June 30, 2017, the Portfolio has not utilized the program.

Reverse repurchase agreements: The Portfolio may enter into reverse repurchase agreements in which the Portfolio sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. The Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Pursuant to the terms of the reverse repurchase agreements, the Portfolio’s custodian must segregate assets with an aggregate market value greater than or equal to 100% of the repurchase price. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Portfolio are obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the Portfolio exercising its rights under the agreement, or those rights may be limited by other contractual agreements.

For the period ended June 30, 2017, the Portfolio’s average borrowings are as follows:

Average Daily Borrowing	Number of Days Outstanding	Weighted Average Interest Rate
$ 42,852,126	181	0.81%

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Open reverse repurchase agreements at June 30, 2017, if any, are included within the Schedule of Investments.

Sale-buyback: The Portfolio may enter into sale-buyback financing transactions. The Portfolio accounts for sale-buyback financing transactions as borrowing transactions and realize gains and losses on these transactions at the end of the roll period. Sale-buyback financing transactions involve sales by the Portfolio of securities and simultaneously contracts to repurchase the same or substantially similar securities at an agreed upon price and date.

The Portfolio forgoes principal and interest paid during the roll period on the securities sold in a sale-buyback financing transaction. The Portfolio is compensated by the difference between the current sales price and the price for the future purchase (often referred to as the “price drop”), as well as by any interest earned on the proceeds of the securities sold. Sale-buyback financing transactions may be renewed with a new sale and a repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract. Sale-buyback financing transactions expose the Portfolio to risks such as, the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio, the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Portfolio’s forward commitment to repurchase the subject security. Sale-buyback financing transactions accounted for as borrowing transactions are excluded from the Portfolio’s portfolio turnover rates. The Portfolio recognizes price drop fee income on a straight line basis over the period of the roll. For the period ended June 30, 2017, the Portfolio earned price drop fee income of $210,734. The price drop fee income is included in Interest income within the Statement of Operations.

The outstanding payable for securities to be repurchased, if any, is included in Payable for sale-buyback financing transactions within the Statement of Assets and Liabilities. The interest expense is included in Interest income within the Statement of Operations. In periods of increased demand of the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio, and is reflected in Interest income within the Statement of Operations.

For the period ended June 30, 2017, the Portfolio’s average borrowings are as follows:

Average Daily Borrowing	Number of Days Outstanding	Weighted Average Interest Rate
$ 34,726,069	168	0.93%

Open sale-buyback financing transactions at June 30, 2017, if any, are identified within the Schedule of Investments.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2017.

Repurchase agreements at June 30, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of June 30, 2017.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$3,345,505	$—	$—	$—	$3,345,505
Foreign Government Obligations	348,457	—	—	—	348,457
Total Securities Lending Transactions	$3,693,962	$—	$—	$—	$3,693,962
Reverse Repurchase Agreements
U.S. Government Obligations	$—	$57,620,100	$—	$—	$57,620,100
Sale Buy-back Transactions
U.S. Government Obligations	$—	$71,494,128	$—	$—	$71,494,128
Total Borrowings	$3,693,962	$129,114,228	$—	$—	$132,808,190

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on exchange-traded funds and/or securities: The Portfolio may purchase or write options on ETFs and/or securities. Purchasing or writing options on ETFs and/or securities gives the Portfolio the right, but not the obligation to buy or sell a specified ETF and/or security as an underlying instrument for the option contract.

Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Options on futures: The Portfolio may purchase or write options on futures. Purchasing or writing options on futures gives the Portfolio the right, but not obligation to buy or sell a position on a futures contract at the specified option exercise price at any time during the period of the option.

Interest rate-capped options: The Portfolio may purchase or write interest rate-capped options. Purchasing or writing interest rate-capped options gives the Portfolio the right, but not the obligation to buy or sell an option which applies a cap to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate-linked products.

Interest rate swaptions: The Portfolio may purchase or write interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Straddle swaptions: The Portfolio may purchase or write straddle swaption agreements which is an investment strategy that consists of two swaptions, each with a different underlying swap, wherein the holder buys both a payer and receiver option on the same floating rate. If the floating rate falls, the holder receives the fixed rate, and if the floating rate rises, the holder pays the fixed rate.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability within the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

As of June 30, 2017, transactions in written options are as follows:

	Call Options		Put Options
	Amount of Premiums	Number of Contracts	Amount of Premiums	Number of Contracts
Balance at December 31, 2016	$—	—	$—	—
Options written	215,385	56,900,630	54,565	195
Options closed	—	—	—	—
Options expired	—	—	(54,565)	(195)
Options exercised	(47,122)	(108)	—	—
Balance at June 30, 2017	$168,263	56,900,522	$—	—

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

As of June 30, 2017, transactions in written interest rate-capped options and swaptions are as follows:

	Call Options				Put Options
	Amount of Premiums	Notional Amount		Notional Amount	Amount of Premiums	Notional Amount		Notional Amount
Balance at December 31, 2016	$130,642	EUR	—	USD 186,900,000	$877,000	EUR	—	USD 50,500,000
Options written	13,425		2,000,000	—	239,945		13,600,000	27,000,000
Options closed	—		(1,500,000)	—	(97,547)		(8,500,000)	(3,000,000)
Options expired	(66,336)		(500,000)	(7,500,000)	(44,360)		(3,200,000)	(12,500,000)
Options exercised	(589)		—	—	(60,000)		(1,900,000)	(7,500,000)
Balance June 30, 2017	$77,142	EUR	—	USD 179,400,000	$915,038	EUR	—	USD 54,500,000

Open option contracts at June 30, 2017, if any, are included within the Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Statement of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options, at value within the Statement of Assets and Liabilities.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss within the Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected as such within the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as Net realized gain (loss) within the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as Net realized gain (loss) within the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of Net realized gain (loss) within the Statement of Operations.

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swap agreements to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swap agreements, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. The aggregate fair value of the credit default swap agreements is disclosed

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

within the Schedule of Investments. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these swap agreements is included in the footnotes to the Schedule of Investments. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

Total return swap agreements: The Portfolio is subject to commodity risk, equity risk, and other risks related to the underlying investments of the swap agreement in the normal course of pursuing its investment objective. The value of the commodity-linked investments held by a Portfolio can be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-linked derivatives are available from a relatively small number of issuers, subjecting the Portfolio’s investments in commodity-linked derivatives to counterparty risk, which is the risk that the issuer of the commodity-linked derivative will not fulfill its contractual obligations. Total return swap agreements on commodities involve commitments whereby cash flows are exchanged based on the price of a commodity in exchange for either a fixed or floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference entity, which may be an equity, index, or bond, and in return receives a regular stream of payments.

Open centrally cleared swap agreements at June 30, 2017, if any, are listed within the Schedule of Investments. Centrally cleared swap agreements are marked-to-market daily and an appropriate payable or receivable for the variation margin is recorded, if applicable, and is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

Open OTC swap agreements at June 30, 2017, if any, are listed within the Schedule of Investments. The value, as applicable, is shown in OTC swap agreements, at value within the Statement of Assets and Liabilities.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at June 30, 2017, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at June 30, 2017, if any, are listed within the Schedule of Investments. Unrealized appreciation (depreciation), as applicable, is shown in Unrealized appreciation or depreciation on forward foreign currency contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of June 30, 2017.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A) (B)	$1,257,757	$—	$6,140,570	$—	$—	$7,398,327
Centrally cleared swap agreements, at value (B) (C)	4,386,083	—	—	2,108,410	—	6,494,493
OTC swap agreements, at value	—	—	—	257	—	257
Net unrealized appreciation on futures contracts (B) (D)	305,860	—	31,997	—	—	337,857
Unrealized appreciation on forward foreign currency contracts	—	240,869	—	—	—	240,869
Total	$5,949,700	$240,869	$6,172,567	$2,108,667	$—	$14,471,803

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Written options and swaptions, at value	$(1,398,915)	$—	$—	$—	$—	$(1,398,915)
Centrally cleared swap agreements, at value	(201,476)	—	—	(12,542)	—	(214,018)
OTC swap agreements, at value	—	—	(94,656)	(43,365)	—	(138,021)
Net unrealized depreciation on futures contracts (B) (D)	(581,165)	—	(1,165,213)	—	—	(1,746,378)
Unrealized depreciation on forward foreign currency contracts	—	(1,028,184)	—	—	—	(1,028,184)
Total	$(2,181,556)	$(1,028,184)	$(1,259,869)	$(55,907)	$—	$(4,525,516)

(A)	Included within Investments, at value on the Statement of Assets and Liabilities.
(B)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(C)	Included within fair value of centrally cleared swap agreements as reported within the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(D)	Included within cumulative appreciation (depreciation) on futures contracts as reported within the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of June 30, 2017.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$(5,938)	$(15,040)	$(7,166,536)	$—	$—	$(7,187,514)
Written options and swaptions	134,791	43,783	—	—	—	178,574
Swap agreements	(497,267)	—	8,223,079	800,748	—	8,526,560
Futures contracts	443,579	—	26,177,394	—	—	26,620,973
Forward foreign currency contracts (B)	—	1,411,015	—	—	—	1,411,015
Total	$75,165	$1,439,758	$27,233,937	$800,748	$—	$29,549,608

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (C)	$(350,076)	$—	$(1,029,808)	$—	$—	$(1,379,884)
Written options and swaptions	627,133	—	—	—	—	627,133
Swap agreements	(816,103)	—	183,690	218,533	—	(413,880)
Futures contracts	(618,909)	—	(68,942)	—	—	(687,851)
Forward foreign currency contracts (D)	—	(5,125,493)	—	—	—	(5,125,493)
Total	$(1,157,955)	$(5,125,493)	$(915,060)	$218,533	$—	$(6,979,975)

(A)	Included within Net realized gain (loss) on transactions from Investments within the Statement of Operations.
(B)	Included within Net realized gain (loss) on transactions from Foreign currency transactions within the Statement of Operations.
(C)	Included within Net change in unrealized appreciation (depreciation) on Investments within the Statement of Operations.
(D)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies within Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the period ended June 30, 2017.

Purchased Options and Swaptions at value		Written Options and Swaptions at value		Swap Agreements at Notional Amount	Futures Contracts at Notional Amount		Forward Foreign Currency Contracts at Contract Amount
Calls	Puts	Calls	Puts		Long	Short	Purchased	Sold	Cross Currency
$ 44,582	$ 6,143,557	$ (47,584)	$ (1,624,855)	$ 140,404,152	149,180,093	(172,128,571)	$21,477,564	$66,190,035	$ 237,018

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

The following is a summary of the Portfolio’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of June 30, 2017. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within the Statement of Assets and Liabilities		Net Amount	Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within the Statement of Assets and Liabilities		Net Amount
Counterparty		Financial Instruments	Collateral Received (B)			Financial Instruments	Collateral Pledged (B)
	Assets				Liabilities
Bank of America, N.A.	$—	$—	$—	$—	$176,070	$—	$—	$176,070
BNP Paribas	183,479	(154,558)	—	28,921	154,558	(154,558)	—	—
Citibank N.A.	27,692	(27,692)	—	—	145,080	(27,692)	—	117,388
Credit Suisse Securities (USA) LLC	—	—	—	—	83,800	—	—	83,800
Deutsche Bank AG	74,849	(1,904)	—	72,945	1,904	(1,904)	—	—
Goldman Sachs Bank	1,153,539	(1,153,539)	—	—	1,512,620	(1,153,539)	(359,081)	—
Goldman Sachs International	—	—	—	—	43,365	—	(43,365)	—
HSBC Bank USA	—	—	—	—	248,762	—	—	248,762
JPMorgan Chase Bank, N.A.	6,896	(6,896)	—	—	150,746	(6,896)	—	143,850
Merrill Lynch International	—	—	—	—	28,640	—	—	28,640
Standard Chartered Bank	10,016	—	—	10,016	—	—	—	—
Other Derivatives (C)	13,015,332	—	—	13,015,332	1,979,971	—	—	1,979,971

Total	$14,471,803	$(1,344,589)	$—	$13,127,214	$4,525,516	$(1,344,589)	$(402,446)	$2,778,481

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented within the Schedule of Investments.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $250 million	0.81%
Over $250 million up to $750 million	0.80%
Over $750 million up to $1.5 billion	0.79%
Over $1.5 billion	0.76%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs including the investment management fee but excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.95%	May 1, 2018
Service Class	1.20%	May 1, 2018
Prior to May 1, 2017
Fund Level (A)	0.95%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees for all applicable share classes.

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the period ended June 30, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of June 30, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. For the period ended June 30, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the period ended June 30, 2017.

Cross-trades: The Portfolio is authorized to purchase or sell securities from and to other portfolios within TST, or between the Portfolio and other mutual funds or accounts advised by TAM or the sub-adviser, in each case in accordance with Rule 17a-7 under the 1940 Act, when it is in the best interest of each Portfolio participating in the transaction.

For the period ended June 30, 2017, the Portfolio engaged in the following net cross-trade transactions, which resulted in net realized gains/(losses) as follows:

Purchases	Sales	Net Realized Gains/(Losses)
$ 1,304,858	$ 701,464	$ 1,464

8. PRINCIPAL OWNERSHIP

As of June 30, 2017, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	1	97.79%	97.79%
Service Class	1	94.04%	94.04%

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

9. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 42,117,272	$ 173,986,657	$ 45,173,903	$ 41,585,259

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

11. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implication, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 7-8, 2017, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica PIMCO Tactical – Balanced VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and Pacific Investment Management Company LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2018.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Services, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed continuation of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmark, in each case for various trailing periods ended December 31, 2016.

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

The Board noted that the performance of Initial Class Shares of the Portfolio was in line with the median for its peer universe for the past 3-year period and below the median for the past 1- and 5-year periods. The Board also noted that the performance of Initial Class Shares of the Portfolio was below its primary benchmark for the past 1-, 3- and 5-year periods. The Board noted that the Portfolio’s sub-adviser had commenced subadvising the Portfolio on September 17, 2012 pursuant to its current investment objective and investment strategies.

Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Initial Class Shares of the Portfolio were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM had not made material changes to this methodology, which had been applied consistently for the Portfolio.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through its undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2017, and held for the entire period until June 30, 2017.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Annualized Expense Ratio
Initial Class	$1,000.00	$1,051.90	$4.63	$1,020.30	$4.56	0.91%
Service Class	1,000.00	1,050.70	5.90	1,019.00	5.81	1.16

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2017

(unaudited)

Portfolio Characteristics	Years
Average Maturity §	9.56
Duration †	5.04

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	35.6%
U.S. Government Obligations	34.4
Repurchase Agreements	27.8
U.S. Government Agency Obligations	17.2
Asset-Backed Securities	5.5
Foreign Government Obligations	2.0
Mortgage-Backed Securities	1.5
Certificates of Deposit	0.8
Municipal Government Obligations	0.8
Exchange-Traded Options Purchased	0.7
Securities Lending Collateral	0.3
Over-the-Counter Interest Rate Swaptions Purchased	0.2
Commercial Paper	0.1
Short-Term U.S. Government Obligation	0.1
Over-the-Counter Straddle Swaptions Purchased	0.0 *
Over-the-Counter Interest Rate-Capped Options Purchased	0.0 *
Net Other Assets (Liabilities) ^	(27.0)
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

*	Percentage rounds to less than 0.1% or (0.1)%.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS

At June 30, 2017

(unaudited)

	Principal	Value
ASSET-BACKED SECURITIES - 5.5%
Ares Enhanced Loan Investment Strategy IR, Ltd. Series 2013-IRAR, Class A1BR, 2.55% (A), 07/23/2025 (B)	$ 900,000	$ 900,061
Avery Point IV CLO, Ltd. Series 2014-1A, Class AR, 2.26% (A), 04/25/2026 (B)	400,000	400,000
Babson CLO, Ltd. Series 2014-IIA, Class AR, 2.31% (A), 10/17/2026 (B)	300,000	300,001
Bear Stearns Asset-Backed Securities Trust Series 2005-SD1, Class 2M2, 2.42% (A), 01/25/2045	346,384	292,751
Carlyle Global Market Strategies CLO, Ltd.
Series 2014-3A, Class A1AR,
2.32% (A), 07/27/2026 (B)	900,000	900,345
Series 2014-5A, Class A1R,
2.30% (A), 10/16/2025 (B)	400,000	400,021
Colony Starwood Homes Trust Series 2016-1A, Class A, 2.71% (A), 07/17/2033 (B)	598,311	606,650
CVP Cascade CLO-1, Ltd. Series 2013-CLO1, Class A1R, 2.31% (A), 01/16/2026 (B)	1,200,000	1,200,029
Denali Capital CLO XI, Ltd. Series 2015-1A, Class A1R, 0.00% (A), 04/20/2027 (B) (C) (D)	300,000	300,000
Dryden XXV Senior Loan Fund Series 2012-25A, Class AR, 2.36% (A), 01/15/2025 (B)	928,661	930,051
FFMLT Trust Series 2005-FF2, Class M4, 2.10% (A), 03/25/2035	300,000	292,492
Flagship VII, Ltd. Series 2013-7A, Class A1R, 2.28% (A), 01/20/2026 (B)	1,000,000	1,000,003
Ford Credit Auto Owner Trust Series 2016-2, Class A, 2.03%, 12/15/2027 (B)	1,200,000	1,191,235
Halcyon Loan Advisors Funding, Ltd. Series 2014-3A, 2.41% (A), 10/22/2025 (D)	800,000	800,000
JMP Credit Advisors CLO III, Ltd. Series 2014-1A, Class AR, 2.40% (A), 10/17/2025 (B)	500,000	500,001
KVK CLO, Ltd. Series 2013-2A, Class AR, 2.31% (A), 01/15/2026 (B)	400,000	400,021
LCM XII, LP Series 12A, Class AR, 2.42% (A), 10/19/2022 (B)	303,262	303,271
Mariner CLO LLC Series 2016-3A, Class A, 2.74% (A), 07/23/2026 (B)	500,000	500,031
MP CLO V, Ltd. Series 2014-1A, Class AR, 2.41% (A), 07/18/2026 (B)	600,000	599,997

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Northstar Education Finance, Inc. Series 2012-1, Class A, 1.92% (A), 12/26/2031 (B)	$ 39,975	$ 39,912
Oak Hill Credit Partners X, Ltd. Series 2014-10A, Class AR, 2.29% (A), 07/20/2026 (B)	500,000	500,923
Oaktree CLO, Ltd. Series 2014-2A, Class A1AR, 2.38% (A), 10/20/2026 (B)	300,000	300,001
OZLM Funding V, Ltd. Series 2013-5A, Class A1R, 2.29% (A), 01/17/2026 (B)	400,000	400,076
PHEAA Student Loan Trust Series 2016-2A, Class A, 2.17% (A), 11/25/2065 (B)	433,722	434,700
Progress Residential Trust Series 2016-SFR1, Class A, 2.71% (A), 09/17/2033 (B)	597,310	607,440
Santander Drive Auto Receivables Trust
Series 2016-2, Class A2A,
1.38%, 07/15/2019	67,342	67,330
Series 2016-2, Class A2B,
1.81% (A), 07/15/2019	67,342	67,377
SHACKLETON CLO, Ltd. Series 2013-4A, Class AR, 2.28% (A), 01/13/2025 (B)	400,000	399,999
SLC Private Student Loan Trust Series 2006-A, Class A5, 1.33% (A), 07/15/2036	15,302	15,302
SMB Private Education Loan Trust
Series 2016-B, Class A2B,
2.61% (A), 02/17/2032 (B)	1,000,000	1,026,831
Series 2016-C, Class A1,
1.71% (A), 11/15/2023 (B)	274,757	275,081
TICP CLO, Ltd. Series 2014-3A, Class AR, 2.34% (A), 01/20/2027 (B)	500,000	500,013
Toyota Auto Receivables Owner Trust
Series 2016-B, Class A2A,
1.02%, 10/15/2018	183,980	183,858
Series 2016-B, Class A2B,
1.41% (A), 10/15/2018	137,985	138,029
Venture XVI CLO, Ltd. Series 2014-16A, Class A1R, 2.67% (A), 04/15/2026 (B)	400,000	399,998
Westlake Automobile Receivables Trust Series 2016-3A, Class A2A, 1.42%, 10/15/2019 (B)	411,051	410,629

Total Asset-Backed Securities (Cost $17,483,327)		17,584,459

CERTIFICATES OF DEPOSIT - 0.8%
Banks - 0.7%
Barclays Bank PLC 1.95% (A), 11/06/2017	900,000	900,000
Natixis SA 1.98% (A), 09/25/2017	1,200,000	1,200,000

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CERTIFICATES OF DEPOSIT (continued)
Banks (continued)
Sumitomo Mitsui Trust Bank, Ltd. 1.86% (A), 10/06/2017	$ 200,000	$ 200,000

		2,300,000

Capital Markets - 0.1%
Credit Suisse AG 2.03% (A), 09/12/2017	400,000	400,000

Total Certificates of Deposit (Cost $2,700,000)		2,700,000

CORPORATE DEBT SECURITIES - 35.6%
Air Freight & Logistics - 0.0% (E)
United Parcel Service, Inc. 2.45%, 10/01/2022 (F)	100,000	101,015

Airlines - 1.2%
Air Canada Pass-Through Trust 3.75%, 06/15/2029 (B)	609,138	633,504
American Airlines Pass-Through Trust
3.00%, 04/15/2030	400,000	392,000
3.25%, 04/15/2030	100,000	98,500
Continental Airlines Pass-Through Trust
4.00%, 04/29/2026	41,116	43,326
5.50%, 04/29/2022	34,022	35,553
Norwegian Air Shuttle Pass-Through Trust 4.88%, 11/10/2029 (B)	1,659,669	1,687,717
United Airlines Pass-Through Trust
2.88%, 04/07/2030	500,000	490,100
3.10%, 04/07/2030	500,000	488,750

		3,869,450

Banks - 10.9%
Australia & New Zealand Banking Group, Ltd. 4.40%, 05/19/2026 (B)	1,300,000	1,341,349
Bank of America Corp.
1.80% (A), 08/25/2017, MTN	50,000	50,032
2.63%, 10/19/2020, MTN	560,000	565,646
5.70%, 01/24/2022	2,200,000	2,485,921
6.88%, 04/25/2018, MTN	200,000	208,126
Bank of America NA 1.75%, 06/05/2018	300,000	300,398
Bank of Montreal
1.75%, 06/15/2022 (B)	900,000	880,381
2.55%, 11/06/2022, MTN (F)	200,000	199,674
Bank of Tokyo-Mitsubishi UFJ, Ltd.
1.77% (A), 03/05/2018 (B)	200,000	200,454
2.30%, 03/05/2020 (B)	200,000	200,282
Barclays PLC
3.65%, 03/16/2025	500,000	497,514
4.34%, 01/10/2028	400,000	411,206
Citigroup, Inc.
2.05%, 12/07/2018	830,000	831,234
2.08% (A), 12/07/2018	370,000	372,725
2.40%, 02/18/2020	2,500,000	2,513,445
4.40%, 06/10/2025	300,000	312,570
Commonwealth Bank of Australia 1.49% (A), 09/08/2017 (B)	100,000	100,042

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Cooperatieve Rabobank UA
3.75%, 07/21/2026	$ 600,000	$ 599,901
3.88%, 02/08/2022	1,300,000	1,379,153
Dexia Credit Local SA 1.88%, 09/15/2021 (B)	1,400,000	1,366,165
HSBC Holdings PLC 5.10%, 04/05/2021	240,000	260,929
HSBC USA, Inc.
1.79% (A), 11/13/2019	100,000	100,118
2.38%, 11/13/2019	180,000	181,504
2.75%, 08/07/2020	1,650,000	1,676,974
ING Bank NV 1.80% (A), 03/16/2018 (B)	200,000	200,440
JPMorgan Chase & Co.
2.75%, 06/23/2020	1,900,000	1,931,747
3.25%, 09/23/2022	200,000	204,965
3.90%, 07/15/2025	100,000	104,287
JPMorgan Chase Bank NA 6.00%, 10/01/2017	340,000	343,485
Manufacturers & Traders Trust Co. 2.25%, 07/25/2019	250,000	251,691
Mitsubishi UFJ Financial Group, Inc. 3.08% (A), 03/01/2021	1,300,000	1,356,972
Mitsubishi UFJ Trust & Banking Corp. 2.65%, 10/19/2020 (B)	200,000	201,273
MUFG Americas Holdings Corp.
1.75% (A), 02/09/2018	24,000	24,008
2.25%, 02/10/2020	15,000	15,009
National Australia Bank, Ltd. 1.38%, 07/12/2019	500,000	493,898
Nykredit Realkredit A/S
1.00%, 07/01/2017 - 04/01/2018, MTN	DKK 6,600,000	1,017,767
1.00%, 01/01/2018	200,000	30,895
2.00%, 07/01/2017 - 04/01/2018	5,400,000	837,314
Realkredit Danmark A/S
1.00%, 01/01/2018 - 04/01/2018, MTN	6,500,000	1,008,100
2.00%, 01/01/2018 - 04/01/2018	1,500,000	234,144
Royal Bank of Scotland Group PLC 8.63% (A), 08/15/2021 (G)	$ 600,000	654,000
Santander Holdings USA, Inc.
2.64% (A), 11/24/2017	400,000	401,594
2.70%, 05/24/2019	400,000	402,953
Santander UK Group Holdings PLC
2.88%, 10/16/2020	860,000	872,283
3.13%, 01/08/2021	100,000	101,518
Santander UK PLC 2.38%, 03/16/2020	1,700,000	1,709,987
Sberbank of Russia Via SB Capital SA 5.18%, 06/28/2019 (H)	400,000	418,140
Stichting AK Rabobank Certificaten 6.50%, 12/29/2049	EUR 400,000	541,379
Sumitomo Mitsui Banking Corp. 2.65%, 07/23/2020, MTN	$ 860,000	870,386
Sumitomo Mitsui Financial Group, Inc. 2.63%, 07/14/2026	200,000	190,104
Swedbank AB 2.20%, 03/04/2020 (B)	450,000	450,468

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Wells Fargo & Co.
1.64% (A), 09/14/2018	$ 300,000	$ 300,715
2.55%, 12/07/2020, MTN	80,000	80,917
2.60%, 07/22/2020, MTN	1,650,000	1,673,262
3.00%, 02/19/2025, MTN	200,000	196,896
3.58% (A), 05/22/2028, MTN	300,000	303,189
Westpac Banking Corp. 2.25%, 11/09/2020 (B)	700,000	701,685

		35,161,214

Beverages - 0.6%
Anheuser-Busch InBev Finance, Inc. 3.30%, 02/01/2023	1,390,000	1,431,326
PepsiCo, Inc. 4.00%, 05/02/2047	400,000	409,036

		1,840,362

Biotechnology - 0.4%
AbbVie, Inc.
2.90%, 11/06/2022	350,000	353,292
3.20%, 11/06/2022	1,000,000	1,025,658

		1,378,950

Building Products - 0.1%
Fortune Brands Home & Security, Inc. 4.00%, 06/15/2025	410,000	425,891
Masco Corp. 4.45%, 04/01/2025	20,000	21,362
Owens Corning 4.20%, 12/01/2024	20,000	20,942

		468,195

Capital Markets - 2.4%
Brighthouse Holdings LLC 6.50% (I), 07/27/2037 (B) (C) (D) (G)	200,000	200,000
Credit Suisse AG 1.85% (A), 04/27/2018	300,000	301,157
Credit Suisse Group AG 4.28%, 01/09/2028 (B)	400,000	413,472
Credit Suisse Group Funding Guernsey, Ltd. 3.75%, 03/26/2025	900,000	909,318
Deutsche Bank AG 4.25%, 10/14/2021	500,000	524,341
Goldman Sachs Group, Inc.
3.75%, 05/22/2025	60,000	61,439
3.85%, 07/08/2024, MTN	2,300,000	2,387,202
6.15%, 04/01/2018	240,000	247,702
Intercontinental Exchange, Inc. 2.75%, 12/01/2020	40,000	40,779
Lazard Group LLC 3.75%, 02/13/2025	30,000	30,250
Morgan Stanley
4.00%, 07/23/2025, MTN	60,000	62,624
5.50%, 07/24/2020, MTN	1,900,000	2,074,445
6.63%, 04/01/2018, MTN	200,000	207,102
S&P Global, Inc. 4.40%, 02/15/2026	40,000	43,001
UBS AG 1.56% (A), 08/14/2017, MTN	250,000	250,071

		7,752,903

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Commercial Services & Supplies - 0.3%
ADT Corp. 4.13%, 06/15/2023	$ 40,000	$ 39,650
ERAC USA Finance LLC 4.50%, 02/15/2045 (B)	15,000	14,786
Republic Services, Inc.
2.90%, 07/01/2026	400,000	392,168
3.55%, 06/01/2022	500,000	520,411

		967,015

Consumer Finance - 1.6%
American Express Credit Corp.
1.67% (A), 08/15/2019, MTN	100,000	100,521
1.95% (A), 11/05/2018, MTN	50,000	50,371
Daimler Finance North America LLC
1.50%, 07/05/2019 (B)	200,000	198,096
1.63% (A), 03/02/2018 (B)	170,000	170,255
Ford Motor Credit Co. LLC 1.74% (A), 09/08/2017	200,000	200,060
General Motors Financial Co., Inc.
3.20%, 07/13/2020	150,000	152,837
3.70%, 11/24/2020	830,000	858,776
Hyundai Capital America 2.50%, 03/18/2019 (B)	800,000	802,462
Synchrony Financial
2.60%, 01/15/2019	830,000	834,432
2.70%, 02/03/2020	15,000	15,076
4.50%, 07/23/2025	860,000	884,381
Toyota Motor Credit Corp. 1.40%, 05/20/2019, MTN	200,000	198,790
Volkswagen Group of America Finance LLC 2.13%, 05/23/2019 (B)	700,000	700,636

		5,166,693

Diversified Consumer Services - 0.6%
Nationwide Building Society 3.90%, 07/21/2025 (B)	1,900,000	1,987,161

Diversified Financial Services - 1.1%
BRFkredit A/S
1.00%, 10/01/2018, MTN	DKK 1,100,000	171,799
2.00%, 10/01/2017 - 01/01/2018	2,700,000	419,151
GE Capital International Funding Co. Unlimited Co.
2.34%, 11/15/2020	$ 496,000	499,965
4.42%, 11/15/2035	200,000	217,678
Helios Leasing I LLC 1.56%, 09/28/2024	125,523	121,833
Nordea Kredit Realkreditaktieselskab
1.00%, 10/01/2017, MTN	DKK 800,000	123,263
2.00%, 10/01/2017 - 04/01/2018	5,500,000	850,647
Protective Life Global Funding
1.77% (A), 06/08/2018 (B)	$ 200,000	200,513
2.70%, 11/25/2020 (B)	830,000	836,170
Tagua Leasing LLC 1.58%, 11/16/2024	129,727	126,167

		3,567,186

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Telecommunication Services - 1.3%
AT&T, Inc.
2.23% (A), 06/30/2020	$ 40,000	$ 40,523
3.40%, 05/15/2025	580,000	570,192
3.80%, 03/15/2022	500,000	517,517
5.25%, 03/01/2037	600,000	639,226
Verizon Communications, Inc.
4.15%, 03/15/2024	700,000	736,833
4.52%, 09/15/2048	848,000	802,286
5.15%, 09/15/2023	700,000	777,551

		4,084,128

Electric Utilities - 1.9%
Appalachian Power Co. 3.40%, 06/01/2025	650,000	667,551
Duke Energy Corp.
3.75%, 04/15/2024	100,000	104,507
3.95%, 10/15/2023 (F)	300,000	316,697
4.80%, 12/15/2045	830,000	917,506
Electricite de France SA 3.63%, 10/13/2025 (B)	800,000	818,325
Entergy Corp. 4.00%, 07/15/2022	40,000	42,276
Entergy Louisiana LLC 3.30%, 12/01/2022	100,000	102,197
Entergy Mississippi, Inc. 2.85%, 06/01/2028	1,100,000	1,066,156
Exelon Corp. 3.40%, 04/15/2026	800,000	797,302
FirstEnergy Corp. 2.75%, 03/15/2018	100,000	100,638
Great Plains Energy, Inc. 3.90%, 04/01/2027	300,000	303,488
Niagara Mohawk Power Corp. 4.12%, 11/28/2042 (B) (D)	200,000	202,398
Pacific Gas & Electric Co. 3.50%, 06/15/2025	20,000	20,678
Southwestern Electric Power Co. 6.20%, 03/15/2040	600,000	770,863

		6,230,582

Electrical Equipment - 0.1%
Eaton Corp. 2.75%, 11/02/2022	250,000	251,363
Schneider Electric SE 2.95%, 09/27/2022 (B)	150,000	151,404

		402,767

Electronic Equipment, Instruments & Components - 0.0% (E)
Flex, Ltd. 4.75%, 06/15/2025 (F)	20,000	21,244

Energy Equipment & Services - 0.3%
Regency Energy Partners, LP / Regency Energy Finance Corp. 5.88%, 03/01/2022	850,000	936,346

Equity Real Estate Investment Trusts - 2.4%
Alexandria Real Estate Equities, Inc.
3.95%, 01/15/2027	100,000	101,849
4.30%, 01/15/2026	1,090,000	1,141,606
4.50%, 07/30/2029	200,000	212,002

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts (continued)
American Tower Corp.
3.38%, 10/15/2026	$ 600,000	$ 587,035
4.00%, 06/01/2025	300,000	310,741
4.40%, 02/15/2026	670,000	702,233
AvalonBay Communities, Inc. 3.45%, 06/01/2025, MTN	600,000	610,043
Crown Castle International Corp.
4.45%, 02/15/2026	200,000	212,433
5.25%, 01/15/2023	900,000	999,755
Digital Realty Trust, LP 3.95%, 07/01/2022	860,000	901,481
Federal Realty Investment Trust 3.63%, 08/01/2046	150,000	135,093
Kilroy Realty, LP 4.38%, 10/01/2025	590,000	618,730
Mid-America Apartments, LP 4.00%, 11/15/2025	580,000	600,202
Prologis, LP 3.75%, 11/01/2025	20,000	20,821
Unibail-Rodamco SE 1.93% (A), 04/16/2019, MTN (H)	200,000	199,184
WP Carey, Inc. 4.60%, 04/01/2024	400,000	416,556

		7,769,764

Food & Staples Retailing - 0.2%
Whole Foods Market, Inc. 5.20%, 12/03/2025	410,000	473,836

Food Products - 0.1%
Kraft Heinz Foods Co.
3.50%, 07/15/2022	20,000	20,620
4.38%, 06/01/2046	200,000	195,867

		216,487

Gas Utilities - 0.1%
National Fuel Gas Co. 5.20%, 07/15/2025	50,000	53,251
ONE Gas, Inc. 2.07%, 02/01/2019	300,000	300,662

		353,913

Health Care Equipment & Supplies - 0.7%
Boston Scientific Corp. 3.38%, 05/15/2022	650,000	669,121
Zimmer Biomet Holdings, Inc.
2.70%, 04/01/2020	1,620,000	1,634,769
3.15%, 04/01/2022	30,000	30,457
3.55%, 04/01/2025	30,000	30,303

		2,364,650

Health Care Providers & Services - 0.3%
Aetna, Inc. 3.50%, 11/15/2024	20,000	20,631
Hackensack Meridian Health, Inc. 4.50%, 07/01/2057	200,000	211,527
Humana, Inc. 4.80%, 03/15/2047	200,000	220,394
Laboratory Corp. of America Holdings 3.60%, 02/01/2025	15,000	15,225

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services (continued)
Northwell Healthcare, Inc. 3.98%, 11/01/2046	$ 400,000	$ 381,734

		849,511

Independent Power & Renewable Electricity Producers - 0.0% (E)
Exelon Generation Co. LLC 6.25%, 10/01/2039	100,000	109,115

Industrial Conglomerates - 0.1%
General Electric Co.
2.70%, 10/09/2022	140,000	142,399
4.50%, 03/11/2044	100,000	111,095

		253,494

Insurance - 1.9%
Chubb INA Holdings, Inc. 3.35%, 05/03/2026	40,000	40,912
First American Financial Corp. 4.60%, 11/15/2024	20,000	20,457
Jackson National Life Global Funding 2.60%, 12/09/2020 (B)	820,000	824,706
Marsh & McLennan Cos., Inc. 3.75%, 03/14/2026	20,000	20,823
MetLife, Inc. 4.05%, 03/01/2045	20,000	20,169
Metropolitan Life Global Funding I
2.00%, 04/14/2020 (B)	150,000	149,590
2.30%, 04/10/2019 (B)	100,000	100,837
2.50%, 12/03/2020 (B)	950,000	956,699
New York Life Global Funding 1.70% (A), 04/06/2018 (B)	400,000	401,148
Pricoa Global Funding I 2.55%, 11/24/2020 (B)	830,000	835,789
Principal Life Global Funding II
1.70% (A), 12/01/2017 (B)	370,000	370,614
2.20%, 04/08/2020 (B)	600,000	598,309
3.00%, 04/18/2026 (B)	300,000	295,678
QBE Insurance Group, Ltd. 2.40%, 05/01/2018 (B)	300,000	300,175
Reliance Standard Life Global Funding II 2.15%, 10/15/2018 (B)	110,000	110,237
Teachers Insurance & Annuity Association of America 4.27%, 05/15/2047 (B)	800,000	818,967
Travelers Cos., Inc. 3.75%, 05/15/2046	100,000	98,074
XLIT, Ltd. 4.45%, 03/31/2025	20,000	20,619

		5,983,803

Internet & Direct Marketing Retail - 0.1%
Amazon.com, Inc. 2.50%, 11/29/2022	200,000	201,601

IT Services - 0.3%
Fidelity National Information Services, Inc. 4.50%, 10/15/2022	860,000	934,453

Life Sciences Tools & Services - 0.0% (E)
Thermo Fisher Scientific, Inc.
2.15%, 12/14/2018	40,000	40,150
3.30%, 02/15/2022	40,000	41,332

		81,482

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Marine - 0.1%
AP Moller - Maersk A/S 3.88%, 09/28/2025 (B) (F)	$ 300,000	$ 302,172

Media - 0.9%
Charter Communications Operating LLC / Charter Communications Operating Capital
4.46%, 07/23/2022	1,800,000	1,917,839
5.38%, 05/01/2047 (B)	300,000	317,383
Comcast Corp.
4.40%, 08/15/2035	20,000	21,498
4.75%, 03/01/2044	600,000	667,667
Sky PLC 3.13%, 11/26/2022 (B)	80,000	81,386

		3,005,773

Multi-Utilities - 0.5%
DTE Electric Co. 3.70%, 06/01/2046	1,000,000	982,323
E.ON International Finance BV 6.65%, 04/30/2038 (B) (D)	300,000	375,881
Sempra Energy 2.88%, 10/01/2022	150,000	150,369

		1,508,573

Oil, Gas & Consumable Fuels - 1.8%
APT Pipelines, Ltd. 4.25%, 07/15/2027 (B)	300,000	307,118
BP Capital Markets PLC 1.61% (A), 02/13/2018	93,000	93,219
Cimarex Energy Co. 3.90%, 05/15/2027	450,000	452,463
Dolphin Energy, Ltd. 5.50%, 12/15/2021 (H)	400,000	437,000
Energy Transfer, LP
4.05%, 03/15/2025	200,000	200,803
4.75%, 01/15/2026	40,000	41,613
Enterprise Products Operating LLC 3.70%, 02/15/2026	870,000	886,098
Petrobras Global Finance BV 7.38%, 01/17/2027	300,000	317,400
Petroleos Mexicanos 6.00%, 03/05/2020	200,000	214,400
Rosneft Finance SA 7.88%, 03/13/2018, MTN (H)	200,000	207,058
Sabine Pass Liquefaction LLC 5.75%, 05/15/2024	1,000,000	1,113,512
Shell International Finance BV 4.00%, 05/10/2046	400,000	394,966
Statoil ASA 3.25%, 11/10/2024	800,000	817,431
TransCanada Trust 5.30% (A), 03/15/2077	200,000	205,600
Woodside Finance, Ltd. 3.65%, 03/05/2025 (B)	20,000	19,927

		5,708,608

Pharmaceuticals - 0.8%
Allergan Funding SCS 3.85%, 06/15/2024	1,160,000	1,210,099
Baxalta, Inc. 3.60%, 06/23/2022	20,000	20,711

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals (continued)
ELI Lilly & Co. 3.10%, 05/15/2027	$ 300,000	$ 302,949
Johnson & Johnson 3.63%, 03/03/2037	500,000	522,843
Shire Acquisitions Investments Ireland DAC
2.88%, 09/23/2023	200,000	198,235
3.20%, 09/23/2026	300,000	293,356

		2,548,193

Road & Rail - 0.5%
Burlington Northern Santa Fe LLC 4.13%, 06/15/2047	1,100,000	1,156,720
Canadian National Railway Co. 2.25%, 11/15/2022	100,000	98,618
GATX Corp. 3.25%, 09/15/2026 (F)	250,000	241,240
Norfolk Southern Corp. 4.45%, 06/15/2045	20,000	21,354

		1,517,932

Semiconductors & Semiconductor Equipment - 0.2%
Intel Corp. 4.10%, 05/11/2047	500,000	517,621

Software - 0.3%
Adobe Systems, Inc. 3.25%, 02/01/2025	15,000	15,332
Autodesk, Inc. 4.38%, 06/15/2025	40,000	42,197
Microsoft Corp. 4.10%, 02/06/2037	500,000	538,561
Oracle Corp. 2.95%, 05/15/2025	290,000	291,419

		887,509

Specialty Retail - 0.5%
AutoNation, Inc. 4.50%, 10/01/2025 (F)	20,000	20,868
Lowe’s Cos., Inc. 3.70%, 04/15/2046	1,500,000	1,445,808
QVC, Inc.
4.45%, 02/15/2025	100,000	98,671
4.85%, 04/01/2024	100,000	102,193

		1,667,540

Technology Hardware, Storage & Peripherals - 0.6%
Apple, Inc.
1.48% (A), 05/06/2019	100,000	100,538
2.85%, 05/11/2024	200,000	200,969
3.20%, 05/11/2027	200,000	202,336
3.35%, 02/09/2027	300,000	306,700
4.65%, 02/23/2046	200,000	224,184
Dell International LLC / EMC Corp. 8.10%, 07/15/2036 (B)	600,000	754,138
Hewlett Packard Enterprise Co. 2.45%, 10/05/2017	100,000	100,250

		1,889,115

Tobacco - 0.3%
BAT International Finance PLC 3.50%, 06/15/2022 (B)	20,000	20,613

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Tobacco (continued)
Imperial Brands Finance PLC 4.25%, 07/21/2025 (B)	$ 860,000	$ 907,730
Reynolds American, Inc. 4.00%, 06/12/2022	20,000	21,193

		949,536

Transportation Infrastructure - 0.1%
Sydney Airport Finance Co. Pty, Ltd.
3.38%, 04/30/2025 (B)	20,000	19,949
3.90%, 03/22/2023 (B)	200,000	208,056

		228,005

Water Utilities - 0.0% (E)
American Water Capital Corp. 3.40%, 03/01/2025	20,000	20,682

Wireless Telecommunication Services - 0.0% (E)
T-Mobile USA, Inc.
6.00%, 03/01/2023	36,000	38,103
6.38%, 03/01/2025	36,000	38,925

		77,028

Total Corporate Debt Securities (Cost $112,161,384)		114,355,607

FOREIGN GOVERNMENT OBLIGATIONS - 2.0%
Brazil - 0.1%
Brazil Government International Bond 5.63%, 02/21/2047	300,000	286,500

Canada - 0.6%
Province of Ontario 1.65%, 09/27/2019	1,200,000	1,196,501
Province of Quebec 2.50%, 04/20/2026	900,000	885,040

		2,081,541

Japan - 1.0%
Japan Finance Organization for Municipalities 2.13%, 04/13/2021 - 10/25/2023 (B)	1,800,000	1,749,180
Tokyo Metropolitan Government 2.00%, 05/17/2021 (B)	1,500,000	1,474,432

		3,223,612

Kuwait - 0.2%
Kuwait International Government Bond 3.50%, 03/20/2027 (B)	500,000	510,800

Republic of Korea - 0.1%
Export-Import Bank of Korea 1.90% (A), 05/26/2019	200,000	200,522

Total Foreign Government Obligations (Cost $6,367,677)		6,302,975

MORTGAGE-BACKED SECURITIES - 1.5%
ALBA PLC Series 2015-1, Class A, 1.50% (A), 04/24/2049 (H)	GBP 295,252	387,046
Auburn Securities 4 PLC Series 4, Class A2, 0.65% (A), 10/01/2041 (H)	275,806	355,370

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Banc of America Mortgage Trust Series 2004-D, Class 2A2, 3.70% (A), 05/25/2034	$ 21,447	$ 21,570
Bear Stearns Alt-A Trust Series 2005-5, Class 1A1, 1.66% (A), 07/25/2035	25,859	25,879
CHL Mortgage Pass-Through Trust Series 2004-J3, Class A7, 5.50%, 05/25/2034	209,531	212,632
Countrywide Commercial Mortgage Trust Series 2007-MF1, Class A, 6.48% (A), 11/12/2043 (B)	187,533	187,768
Eurosail PLC Series 2006-4X, Class A3C, 0.45% (A), 12/10/2044 (H)	GBP 199,955	256,038
Gemgarto PLC Series 2015-1, Class A, 1.26% (A), 02/16/2047 (H)	32,014	41,802
La Hipotecaria El Salvadorian Mortgage Trust Series 2016-1A, Class A, 3.36%, 01/15/2046 (B) (J)	$ 666,696	672,272
Merrill Lynch Mortgage Investors Trust Series 2003-B, Class A1, 1.90% (A), 04/25/2028	387,220	372,276
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25, Class A4, 3.37%, 10/15/2048	900,000	915,924
Morgan Stanley Bank of America Merrill Lynch Trust, Interest Only STRIPS Series 2013-C8, Class XA, 1.16% (A), 12/15/2048	1,760,463	79,432
MortgageIT Trust Series 2005-2, Class 1A1, 1.74% (A), 05/25/2035	91,724	91,331
Southern Pacific Financing PLC Series 2005-B, Class A, 0.47% (A), 06/10/2043 (H)	GBP 241,277	309,897
Uropa Securities PLC
Series 2008-1, Class A,
0.49% (A), 06/10/2059 (H)	510,915	637,801
Series 2008-1, Class B,
1.04% (A), 06/10/2059 (H)	98,800	116,350
Series 2008-1, Class M1,
0.64% (A), 06/10/2059 (H)	118,191	144,089
Series 2008-1, Class M2,
0.84% (A), 06/10/2059 (H)	92,337	111,093

Total Mortgage-Backed Securities (Cost $5,057,630)		4,938,570

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.8%
California - 0.3%
Bay Area Toll Authority, Revenue Bonds, Series S1, 6.92%, 04/01/2040	$ 200,000	280,824

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
Los Angeles Community College District, General Obligation Unlimited, 6.60%, 08/01/2042	$ 200,000	$ 288,218
State of California, General Obligation Unlimited, 7.35%, 11/01/2039	300,000	440,283

		1,009,325

Illinois - 0.1%
City of Chicago, General Obligation Unlimited Series B, 6.31%, 01/01/2044	275,000	256,875
7.05%, 01/01/2029	300,000	312,021

		568,896

Maryland - 0.1%
County of Baltimore, General Obligation Unlimited, 3.30%, 07/01/2046	200,000	189,994

Michigan - 0.1%
Michigan Tobacco Settlement Finance Authority, Revenue Bonds, Series A, 7.31%, 06/01/2034	245,000	239,914

New York - 0.1%
Port Authority of New York & New Jersey, Revenue Bonds, 4.46%, 10/01/2062	200,000	217,902

Utah - 0.0% (E)
Utah State Board of Regents, Revenue Bonds, Series 1, 1.97% (A), 12/26/2031	41,902	42,123

West Virginia - 0.1%
Tobacco Settlement Finance Authority, Revenue Bonds, Series A, 7.47%, 06/01/2047	195,000	187,586

Total Municipal Government Obligations (Cost $2,361,650)		2,455,740

U.S. GOVERNMENT AGENCY OBLIGATIONS - 17.2%
Federal Home Loan Mortgage Corp. 1.25%, 10/02/2019	7,350,000	7,309,568
2.38%, 01/13/2022	7,500,000	7,657,410
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates 1.67% (A), 02/25/2023	534,855	537,193
Federal Home Loan Mortgage Corp. REMIC 1.35% (A), 01/15/2038	1,208,794	1,203,573
1.56% (A), 02/15/2041 - 09/15/2045	502,678	504,039
Federal Home Loan Mortgage Corp. REMIC, Interest Only STRIPS 1.63% (A), 01/15/2038	1,208,794	69,583

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp., Interest Only STRIPS 4.73% (A), 09/15/2043	$ 1,239,504	$ 248,854
Federal National Mortgage Association 1.88%, 09/18/2018	2,200,000	2,213,737
3.00%, 03/25/2028	739,629	74,547
3.50%, 06/01/2045	350,501	360,210
3.50%, TBA (C)	27,800,000	28,476,752
3.70%, 09/01/2034	478,233	498,083
4.50%, TBA (C)	1,000,000	1,071,348
Federal National Mortgage Association REMIC 1.79% (A), 06/25/2041	398,688	403,057
1.97% (A), 05/25/2040	374,192	378,918
2.07% (A), 11/25/2039	1,116,054	1,138,415
Financing Corp., Principal Only STRIPS Series 1P, 05/11/2018	600,000	592,572
Government National Mortgage Association 1.79% (A), 05/20/2066 - 06/20/2066	2,447,296	2,466,270

Total U.S. Government Agency Obligations (Cost $54,941,738)		55,204,129

U.S. GOVERNMENT OBLIGATIONS - 34.4%
U.S. Treasury - 31.8%
U.S. Treasury Bond 2.75%, 08/15/2042 (K) (L)	10,600,000	10,484,057
2.88%, 11/15/2046 (K)	2,000,000	2,011,016
3.00%, 05/15/2047 (K)	1,800,000	1,857,656
4.25%, 05/15/2039	3,400,000	4,259,163
4.38%, 11/15/2039	2,400,000	3,058,968
4.50%, 08/15/2039	7,630,000	9,884,428
U.S. Treasury Bond, Principal Only STRIPS 02/15/2043	9,300,000	4,433,924
U.S. Treasury Note
1.25%, 04/30/2019 (K)	2,100,000	2,094,832
1.88%, 03/31/2022 - 04/30/2022 (K)	21,500,000	21,509,085
2.00%, 12/31/2021 (K) (L)	2,200,000	2,215,899
2.00%, 11/15/2026 (K)	6,475,000	6,313,630
2.25%, 02/15/2027 (K)	32,150,000	32,000,567
2.38%, 05/15/2027 (K)	2,100,000	2,113,289

		102,236,514

U.S. Treasury Inflation-Protected Securities - 2.6%
U.S. Treasury Inflation-Indexed Bond 1.00%, 02/15/2046	3,095,670	3,092,893
U.S. Treasury Inflation-Indexed Note 0.38%, 01/15/2027	5,364,501	5,268,686

		8,361,579

Total U.S. Government Obligations (Cost $109,152,806)		110,598,093

COMMERCIAL PAPER - 0.1%
Consumer Finance - 0.1%
Ford Motor Credit Co. 1.70% (M), 10/05/2017	500,000	497,800

Total Commercial Paper (Cost $497,800)		497,800

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATION - 0.1%
U.S. Treasury Bill 0.92% (M), 08/31/2017 (N)	$ 283,000	$ 282,572

Total Short-Term U.S. Government Obligation (Cost $282,565)		282,572

	Number of Contracts	Value
EXCHANGE-TRADED OPTIONS PURCHASED - 0.7%
Put - 90-Day Eurodollar Futures Exercise Price $98 Expiration Date 03/19/2018	321	26,081
Put - S&P 500® Exercise Price $2,050 Expiration Date 06/15/2018	521	2,295,005

Total Exchange-Traded Options Purchased (Cost $2,480,484)		2,321,086

	Notional Amount	Value
OVER-THE-COUNTER STRADDLE SWAPTIONS PURCHASED - 0.0% (E) (O)
Call - 3-Month Forward Volatility Exercise Rate 2.81% Expiration Date 07/18/2017, DUB	$ 1,900,000	46,417

Total Over-the-Counter Straddle Swaptions Purchased (Cost $53,314)		46,417

	Principal	Value
OVER-THE-COUNTER INTEREST RATE-CAPPED OPTIONS PURCHASED - 0.0% (E) (O)
CMS 2-Year to 10-Year Spread Floor (D) USISDA02 - USISDA30, 0.15%, 11/28/2017, CITI	54,000,000	1,127

Total Over-the-Counter Interest Rate-Capped Options Purchased (Cost $45,900)		1,127

	Notional Amount	Value
OVER-THE-COUNTER INTEREST RATE SWAPTIONS PURCHASED - 0.2% (O)
Put - Receives Floating Rate Index 3-Month USD-LIBOR (D) Exercise Rate 2.30% Expiration Date 10/21/2019, GSB	5,100,000	655,287
Put - Receives Floating Rate Index 6-Month EUR-EURIBOR (D) Exercise Rate 1.08% Expiration Date 09/06/2017, GSB	EUR 5,800,000	21,713

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $545,442)		677,000

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Shares	Value
SECURITIES LENDING COLLATERAL - 0.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.97% (M)	1,081,400	$ 1,081,400

Total Securities Lending Collateral (Cost $1,081,400)		1,081,400

	Principal	Value
REPURCHASE AGREEMENTS - 27.8%
BNP Paribas 1.45% (M), dated 06/30/2017, to be repurchased at $20,002,417 on 07/03/2017. Collateralized by a U.S. Government Obligation, 3.00%, due 12/20/2045, and with a value of $20,610,409.	$ 20,000,000	20,000,000
Deutsche Bank AG 1.40% (M), dated 06/30/2017, to be repurchased at $28,303,302 on 07/03/2017. Collateralized by a U.S. Government Obligation, 3.13%, due 02/15/2043, and with a value of $28,824,340.	28,300,000	28,300,000
Goldman Sachs & Co. 1.40% (M), dated 06/30/2017, to be repurchased at $5,700,665 on 07/03/2017. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 08/01/2042, and with a value of $5,900,725.	5,700,000	5,700,000
JPMorgan Securities LLC 1.40% (M), dated 06/30/2017, to be repurchased at $27,203,173 on 07/03/2017. Collateralized by a U.S. Government Obligation, 1.25%, due 10/31/2021, and with a value of $27,743,382.	27,200,000	27,200,000
State Street Bank & Trust Co. 0.12% (M), dated 06/30/2017, to be repurchased at $7,998,558 on 07/03/2017. Collateralized by a U.S. Government Obligation, 1.38%, due 05/31/2021, and with a value of $8,159,283.	7,998,478	7,998,478

Total Repurchase Agreements (Cost $89,198,478)		89,198,478

Total Investments (Cost $404,411,595) (P)		408,245,453
Net Other Assets (Liabilities) - (27.0)%		(86,841,835)

Net Assets - 100.0%		$ 321,403,618

	Principal	Value
REVERSE REPURCHASE AGREEMENTS - (11.8)%
Bank of Nova Scotia 1.01% (M), dated 06/15/2017, to be repurchased at $(6,080,624) on 07/18/2017. Collateralized by a U.S. Government Obligation, 1.88%, due 03/31/2022 and with a value of $(6,032,343).	$ (6,075,000)	$ (6,075,000)
Deutsche Bank Securities, Inc. 1.28% (M), dated 07/03/2017, to be repurchased at $(6,491,928) on 07/10/2017. Collateralized by U.S. Government Obligations, 1.88% - 2.25%, due 03/31/2022 - 02/15/2027 and with a total value of $(6,445,994).	(6,490,313)	(6,490,313)
Merrill Lynch Pierce Fenner & Smith 1.30% (M), dated 06/29/2017, to be repurchased at $(8,859,404) on 07/03/2017. Collateralized by U.S. Government Obligations, 1.88% - 3.00%, due 03/31/2022 - 05/15/2047 and with a total value of $(8,801,392).	(8,857,188)	(8,857,188)
Merrill Lynch Pierce Fenner & Smith 1.32% (M), dated 06/27/2017, to be repurchased at $(1,692,869) on 07/11/2017. Collateralized by a U.S. Government Obligation, 3.00%, due 05/15/2047 and with a value of $(1,657,662).	(1,692,000)	(1,692,000)
Merrill Lynch Pierce Fenner & Smith 1.40% (M), dated 06/29/2017, to be repurchased at $(2,100,572) on 07/06/2017. Collateralized by a U.S. Government Obligation, 1.25%, due 04/30/2019 and with a value of $(2,099,500).	(2,100,000)	(2,100,000)
Royal Bank of Scotland PLC 1.22% (M), dated 06/22/2017, to be repurchased at $(4,547,310) on 07/07/2017. Collateralized by U.S. Government Obligation, 1.88%, due 04/30/2022 and with a value of $(4,513,864).	(4,545,000)	(4,545,000)
Royal Bank of Scotland PLC 1.35% (M), dated 06/22/2017, to be repurchased at $(8,327,370) on 07/06/2017. Collateralized by a U.S. Government Obligation, 2.25%, due 02/15/2027 and with a value of $(8,232,636).	(8,323,000)	(8,323,000)

Total Reverse Repurchase Agreements (Cost $38,082,501)		$ (38,082,501)

EXCHANGE-TRADED OPTIONS WRITTEN:

Description	Exercise Price		Expiration Date	Number of Contracts	Premiums (Received)	Value
Call - 90-Day Eurodollar Futures	USD	98.75	03/19/2018	321	$ (35,865)	$ (12,038)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

OVER-THE-COUNTER OPTIONS WRITTEN: (O)

Description	Counterparty		Exercise Price	Expiration Date	Number of Contracts	Premiums (Received)	Value
Call - Federal National Mortgage Association, 3.50%, TBA (J)	CSS	USD	103.11	08/07/2017	17,500,000	$ (34,863)	$ (34,863)
Call - Federal National Mortgage Association, 3.50%, TBA	CSS	USD	103.63	08/07/2017	18,100,000	(33,938)	(17,548)

Total						$ (68,801)	$ (52,411)

OVER-THE-COUNTER INTEREST RATE-CAPPED OPTIONS WRITTEN: (O)

Description	Counterparty	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums (Received)	Value
Call - CMS 2-Year to 10-Year Spread Floor	CITI	0.04%	USISDA02 - USISDA30	11/28/2017	USD 108,000,000	$ (46,440)	$ (1,862)

OVER-THE-COUNTER INTEREST RATE SWAPTIONS WRITTEN: (O)

Description	Counterparty	Floating Rate Index	Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Value
Put - 5-Year	GSB	3-Month USD-LIBOR	Pay	2.00%	10/21/2019	USD 25,500,000	$ (484,500)	$ (765,254)
Put - 10-Year	JPM	3-Month USD-LIBOR	Pay	2.94	09/06/2017	USD 7,200,000	(61,380)	(1,264)

Total							$ (545,880)	$ (766,518)

CENTRALLY CLEARED SWAP AGREEMENTS: (Q)

Credit Default Swap Agreements on Credit Indices - Buy Protection (R)
Reference Obligation	Fixed Rate Payable	Expiration Date	Notional Amount (S)		Fair Value (T)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Markit iTraxx® Europe Index - Series 27	1.00%	06/20/2022	EUR	300,000	$(7,525)	$(5,275)	$(2,250)

Credit Default Swap Agreements on Credit Indices - Sell Protection (U)
Reference Obligation	Fixed Rate Receivable	Expiration Date		Notional Amount (S)	Fair Value (T)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North America Investment Grade Index - Series 25	1.00%	12/20/2020	USD	10,700,000	$222,191	$53,707	$168,484
North America Investment Grade Index - Series 26	1.00	06/20/2021	USD	4,200,000	92,010	43,466	48,544
North America Investment Grade Index - Series 27	1.00	12/20/2021	USD	25,100,000	524,428	362,905	161,523
North America Investment Grade Index - Series 28	1.00	06/20/2022	USD	62,500,000	1,178,873	1,105,896	72,977

Total					$2,017,502	$1,565,974	$451,528

Interest Rate Swap Agreements

Floating Rate Index	Pay/Receive Fixed Rate	Fixed Rate	Expiration Date	Notional Amount		Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month CAD-CDOR	Pay	1.75%	12/16/2046	CAD	3,300,000	$382,387	$394,853	$(12,466)
3-Month USD-LIBOR	Pay	1.50	06/21/2027	USD	30,300,000	2,175,960	2,582,609	(406,649)
3-Month USD-LIBOR	Pay	1.75	12/21/2026	USD	1,000,000	44,778	56,979	(12,201)
3-Month USD-LIBOR	Receive	2.25	12/16/2022	USD	500,000	6,779	(2,989)	9,768
6-Month EUR-EURIBOR	Receive	2.04	02/03/2037	EUR	3,200,000	(17,832)	—	(17,832)
6-Month GBP-LIBOR	Pay	1.50	09/20/2027	GBP	4,400,000	(71,043)	(58,203)	(12,840)
6-Month GBP-LIBOR	Pay	2.04	02/01/2037	GBP	2,900,000	(31,547)	855	(32,402)

						$2,489,482	$2,974,104	$(484,622)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

OVER-THE-COUNTER SWAP AGREEMENTS: (O)

Credit Default Swap Agreements on Corporate and Sovereign Issues - Sell Protection (U)
Reference Obligation	Counterparty	Fixed Rate Receivable	Expiration Date	Implied Credit Spread at June 30, 2017 (V)	Notional Amount (S)	Fair Value (T)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Russia Foreign Bond - Eurobond, 7.50%, 03/31/2030	JPM	1.00%	06/20/2020	0.97%	USD 200,000	$257	$(17,388)	$17,645

Credit Default Swap Agreements on Credit Indices - Sell Protection (U)
Reference Obligation	Counterparty	Fixed Rate Receivable	Expiration Date	Notional Amount (S)	Fair Value (T)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North America CMBS Basket Index - Series AAA8	GSI	0.50%	10/17/2057	USD 1,700,000	$(10,753)	$(76,117)	$65,364
North America CMBS Basket Index - Series AAA9	GSI	0.50	09/17/2058	USD 900,000	(12,242)	(55,589)	43,347

Total					$(22,995)	$(131,706)	$108,711

Total Return Swap Agreements (W)
Reference Entity	Counterparty	Rate	Pay/Receive	Expiration Date	Number of Shares or Units	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
iShares MSCI EAFE ETF	MLI	3-Month USD-LIBOR	Pay	08/24/2017	334	$(4,919)	$—	$(4,919)
iShares MSCI EAFE ETF	MLI	3-Month USD-LIBOR	Pay	08/24/2017	249	(3,773)	—	(3,773)
iShares MSCI EAFE ETF	CITI	3-Month USD-LIBOR	Receive	05/23/2018	2,220	(13,152)	—	(13,152)
iShares MSCI EAFE ETF	MLI	3-Month USD-LIBOR	Receive	06/07/2018	121	(6,980)	—	(6,980)

Total						$(28,824)	$—	$(28,824)

FUTURES CONTRACTS: (X)
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
90-Day Eurodollar	Short	(224)	06/17/2019	$—	$(192,669)
90-Day Eurodollar	Short	(184)	12/16/2019	—	(163,152)
5-Year U.S. Treasury Note	Long	31	09/29/2017	—	(2,906)
10-Year U.S. Treasury Note	Short	(36)	09/20/2017	46,631	—
Euro OAT	Short	(25)	09/07/2017	24,658	—
German Euro Bund	Short	(20)	09/07/2017	55,030	—
Russell 2000® Mini Index	Long	227	09/15/2017	15,667	—
S&P 500® E-Mini	Long	923	09/15/2017	—	(434,500)
U.S. Treasury Bond	Long	38	09/20/2017	43,887	—

Total				$185,873	$(793,227)

FORWARD FOREIGN CURRENCY CONTRACTS: (O)
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BNP	07/05/2017	EUR	592,000	USD	673,400	$2,926	$—
BNP	07/05/2017	USD	4,117,910	JPY	461,000,000	18,332	—
BNP	08/02/2017	JPY	461,000,000	USD	4,122,753	—	(18,081)
BNP	08/02/2017	USD	674,389	EUR	592,000	—	(2,974)
BNP	08/08/2017	MXN	19,523,000	USD	1,012,294	56,520	—
BNP	09/18/2017	USD	4,185,000	KRW	4,744,911,150	33,032	—
BNP	01/02/2018	USD	177,203	DKK	1,189,010	—	(7,390)
BNP	04/03/2018	USD	660,421	DKK	4,440,310	—	(32,735)
BOA	07/03/2017	DKK	3,510,000	USD	506,030	33,199	—
BOA	07/03/2017	USD	69,089	DKK	471,219	—	(3,303)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

FORWARD FOREIGN CURRENCY CONTRACTS: (O)
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BOA	07/05/2017	USD	320,009	GBP	249,000	$—	$(4,355)
BOA	08/08/2017	USD	1,024,843	MXN	19,832,000	—	(60,888)
BOA	04/03/2018	USD	89,286	DKK	615,630	—	(6,817)
CITI	07/05/2017	USD	665,988	EUR	592,000	—	(10,338)
CITI	07/05/2017	USD	2,445,981	GBP	1,901,000	—	(30,383)
CITI	08/15/2017	AUD	542,000	USD	415,718	611	—
CITI	10/02/2017	DKK	818,000	USD	119,167	7,145	—
DUB	08/15/2017	USD	1,063,664	CHF	1,016,000	975	—
DUB	08/15/2017	USD	413,957	NZD	567,000	—	(1,189)
GSB	07/03/2017	USD	511,048	DKK	3,507,990	—	(27,872)
GSB	07/05/2017	USD	157,928	CAD	213,000	—	(6,340)
GSB	08/02/2017	USD	2,213,116	GBP	1,700,000	—	(3,482)
GSB	01/02/2018	USD	209,497	DKK	1,442,300	—	(14,419)
GSB	04/03/2018	USD	739,727	DKK	5,076,060	—	(52,675)
HSBC	07/05/2017	JPY	230,800,000	USD	2,111,832	—	(59,376)
HSBC	10/02/2017	USD	1,657,366	DKK	10,860,000	—	(19,588)
HSBC	10/03/2017	USD	218,412	DKK	1,433,000	—	(2,879)
HSBC	01/02/2018	USD	339,250	DKK	2,353,690	—	(26,158)
JPM	07/03/2017	USD	340,221	DKK	2,232,000	—	(2,673)
JPM	07/05/2017	CAD	213,000	USD	162,496	1,772	—
JPM	07/05/2017	EUR	1,012,000	USD	1,155,195	957	—
JPM	07/05/2017	JPY	230,200,000	USD	2,095,309	—	(48,188)
JPM	08/02/2017	USD	162,581	CAD	213,000	—	(1,775)
JPM	08/15/2017	USD	676,253	NZD	923,000	451	—
JPM	10/02/2017	USD	95,791	DKK	625,000	—	(718)
JPM	10/01/2018	DKK	19,000	USD	2,947	53	—
JPM	10/01/2018	USD	166,483	DKK	1,130,000	—	(11,920)
SCB	07/05/2017	GBP	201,000	USD	255,740	6,096	—
SCB	08/15/2017	AUD	882,000	USD	677,263	232	—
WBC	07/05/2017	AUD	1,352,000	NZD	1,419,701	—	(1,186)

Total						$162,301	$(457,702)

SECURITY VALUATION:

Valuation Inputs (Y)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$17,584,459	$—	$17,584,459
Certificates of Deposit	—	2,700,000	—	2,700,000
Corporate Debt Securities	—	114,355,607	—	114,355,607
Foreign Government Obligations	—	6,302,975	—	6,302,975
Mortgage-Backed Securities	—	4,938,570	—	4,938,570
Municipal Government Obligations	—	2,455,740	—	2,455,740
U.S. Government Agency Obligations	—	55,204,129	—	55,204,129
U.S. Government Obligations	—	110,598,093	—	110,598,093
Commercial Paper	—	497,800	—	497,800
Short-Term U.S. Government Obligation	—	282,572	—	282,572
Exchange-Traded Options Purchased	2,321,086	—	—	2,321,086
Over-the-Counter Straddle Swaptions Purchased	—	46,417	—	46,417
Over-the-Counter Interest Rate-Capped Options Purchased	—	1,127	—	1,127
Over-the-Counter Interest Rate Swaptions Purchased	—	677,000	—	677,000

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

SECURITY VALUATION (continued):

Valuation Inputs (continued) (Y)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
Securities Lending Collateral	$1,081,400	$—	$—	$1,081,400
Repurchase Agreements	—	89,198,478	—	89,198,478

Total Investments	$3,402,486	$404,842,967	$—	$408,245,453

Other Financial Instruments
Centrally Cleared Credit Default Swap Agreements	$—	$2,017,502	$—	$2,017,502
Centrally Cleared Interest Rate Swap Agreements	—	2,609,904	—	2,609,904
Over-the-Counter Credit Default Swap Agreements	—	257	—	257
Futures Contracts (Z)	185,873	—	—	185,873
Forward Foreign Currency Contracts (Z)	—	162,301	—	162,301

Total Other Financial Instruments	$185,873	$4,789,964	$—	$4,975,837

LIABILITIES
Other Financial Instruments
Reverse Repurchase Agreements	$—	$(38,082,501)	$—	$(38,082,501)
Exchange-Traded Options Written	(12,038)	—	—	(12,038)
Over-the-Counter Options Written	—	(52,411)	—	(52,411)
Over-the-Counter Interest Rate-Capped Options Written	—	(1,862)	—	(1,862)
Over-the-Counter Interest Rate Swaptions Written	—	(766,518)	—	(766,518)
Centrally Cleared Credit Default Swap Agreements	—	(7,525)	—	(7,525)
Centrally Cleared Interest Rate Swap Agreements	—	(120,422)	—	(120,422)
Over-the-Counter Credit Default Swap Agreements	—	(22,995)	—	(22,995)
Over-the-Counter Total Return Swap Agreements	—	(28,824)	—	(28,824)
Futures Contracts (Z)	(793,227)	—	—	(793,227)
Forward Foreign Currency Contracts (Z)	—	(457,702)	—	(457,702)

Total Other Financial Instruments	$(805,265)	$(39,540,760)	$—	$(40,346,025)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of June 30, 2017.
(B)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2017, the total value of 144A securities is $44,058,312, representing 13.7% of the Portfolio’s net assets.
(C)	Securities on a when-issued, delayed-delivery, or forward commitment basis. Securities to be settled and delivered after June 30, 2017.
(D)	Illiquid security. At June 30, 2017, the value of such securities amounted to $2,556,406 or 0.8% of the Portfolio’s net assets.
(E)	Percentage rounds to less than 0.1% or (0.1)%.
(F)	All or a portion of the securities are on loan. The total value of all securities on loan is $1,059,744. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(G)	Perpetual maturity. The date displayed is the next call date.
(H)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At June 30, 2017, the total value of Regulation S securities is $3,620,868, representing 1.1% of the Portfolio’s net assets.
(I)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of June 30, 2017; the maturity date disclosed is the ultimate maturity date.
(J)	Fair valued as determined in good faith in accordance with procedures established by the Board. At June 30, 2017, total value of securities is $672,272, representing 0.2% of the Portfolio’s net assets, and total value of derivatives is $(34,863), representing less than (0.1)% of the Portfolio’s net assets.
(K)	Securities are subject to sale-buyback transactions.
(L)	All or a portion of these securities have been segregated by the custodian as collateral for centrally cleared swap agreements. The total value of all securities segregated as collateral to cover centrally cleared swap agreements is $2,026,081.
(M)	Rates disclosed reflect the yields at June 30, 2017.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(N)	All or a portion of the security has been segregated by the custodian as collateral for open over-the-counter options, swap agreements, swaptions and/or forward foreign currency contracts. The value of the security segregated for open over-the-counter options, swap agreements, swaptions and/or forward foreign currency contracts is $282,572.
(O)	Cash deposit due to broker in the amount of $270,000 has been segregated as collateral for open over-the-counter options, swap agreements, swaptions and/or forward foreign currency contracts.
(P)	Aggregate cost for federal income tax purposes is $404,411,595. Aggregate gross unrealized appreciation and depreciation for all securities is $4,835,938 and $1,002,080, respectively. Net unrealized appreciation for tax purposes is $3,833,858.
(Q)	Cash on deposit with broker in the amount of $1,589,000 has been segregated as collateral on centrally cleared swap agreements.
(R)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced obligation or (b) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(S)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(T)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap agreement, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(U)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(V)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(W)	At the termination date, a net cash flow is exchanged where the total return is equivalent to the return of the reference entity less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return and would receive payment in the event of a negative total return.
(X)	Cash on deposit with broker in the amount of $5,052,000 has been segregated as collateral to cover margin requirements for open futures contracts.
(Y)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended June 30, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(Z)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NZD	New Zealand Dollar
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

BNP	BNP Paribas
BOA	Bank of America, N.A.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

COUNTERPARTY ABBREVIATIONS (continued):

CITI	Citibank N.A.
CSS	Credit Suisse Securities (USA) LLC
DUB	Deutsche Bank AG
GSB	Goldman Sachs Bank
GSI	Goldman Sachs International
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank, N.A.
MLI	Merrill Lynch International
MSC	Morgan Stanley & Co.
SCB	Standard Chartered Bank
WBC	Westpac Banking Corp.

PORTFOLIO ABBREVIATIONS:

CDOR	Canadian Dollar Offered Rate
CMBS	Commercial Mortgage-Backed Securities
CMS	Constant Maturity Swap
EAFE	Europe, Australasia and Far East
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offer Rate
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
OAT	Obligations Assimilables du Tresor (Treasury Obligations)
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced
USISDA02	USD ICE Swap Rate 2-Year Index
USISDA30	USD ICE Swap Rate 30-Year Index

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2017

(unaudited)

Assets:
Investments, at value (cost $315,213,117) (including securities loaned of $1,059,744)	$319,046,975
Repurchase agreement, at value (cost $89,198,478)	89,198,478
Cash collateral on deposit with broker	6,641,000
Foreign currency, at value (cost $490,482)	502,438
Receivables and other assets:
Investments sold	13,726,355
When-issued, delayed-delivery, and forward commitment securities sold	48,325,574
Interest	2,073,008
Tax reclaims	1,342
Net income from securities lending	156
Variation margin receivable	617,968
Prepaid expenses	1,383
OTC swap agreements, at value	257
Unrealized appreciation on forward foreign currency contracts	162,301

Total assets	480,297,235

Liabilities:
Cash deposit due to broker	270,000
Payables and other liabilities:
Shares of beneficial interest redeemed	107,258
Investments purchased	7,484,665
When-issued, delayed-delivery, and forward commitment securities purchased	79,034,828
Investment management fees	210,283
Distribution and service fees	64,572
Transfer agent costs	974
Trustees, CCO and deferred compensation fees	964
Audit and tax fees	12,809
Custody fees	5,013
Legal fees	934
Printing and shareholder reports fees	26,403
Interest	8,910
Other	2,688
Deferred income for sale-buyback financing transactions	7,151
Payable for sale-buyback financing transactions	31,149,914
Collateral for securities on loan	1,081,400
Reverse repurchase agreements, at value (cost $38,082,501)	38,082,501
Written options and swaptions, at value (premium received $696,986)	832,829
OTC swap agreements, at value	51,819
Unrealized depreciation on forward foreign currency contracts	457,702

Total liabilities	158,893,617

Net assets	$321,403,618

Net assets consist of:
Capital stock ($0.01 par value)	$267,190
Additional paid-in capital	297,420,353
Undistributed (distributions in excess of) net investment income (loss)	5,577,206
Accumulated net realized gain (loss)	15,264,156
Net unrealized appreciation (depreciation) on:
Investments	3,833,858
Written options and swaptions	(135,843)
Swap agreements	62,188
Futures contracts	(607,354)
Translation of assets and liabilities denominated in foreign currencies	(278,136)

Net assets	$321,403,618

Net assets by class:
Initial Class	$9,542,340
Service Class	311,861,278

Shares outstanding:
Initial Class	784,772
Service Class	25,934,186

Net asset value and offering price per share:
Initial Class	$12.16
Service Class	12.03

STATEMENT OF OPERATIONS

For the period ended June 30, 2017

(unaudited)

Investment Income:
Interest income	$3,657,472
Net income (loss) from securities lending	2,345
Withholding taxes on foreign income	(1,531)

Total investment income	3,658,286

Expenses:
Investment management fees	1,249,442
Distribution and service fees:
Service Class	383,542
Transfer agent costs	2,152
Trustees, CCO and deferred compensation fees	3,775
Audit and tax fees	12,903
Custody fees	83,873
Legal fees	7,830
Printing and shareholder reports fees	14,895
Interest	67,378
Other	3,769

Total expenses	1,829,559

Net investment income (loss)	1,828,727

Net realized gain (loss) on:
Investments	(3,646,696)
Written options and swaptions	109,344
Swap agreements	2,523,365
Futures contracts	10,401,824
Foreign currency transactions	637,426

Net realized gain (loss)	10,025,263

Net change in unrealized appreciation (depreciation) on:
Investments	6,352,472
Written options and swaptions	376,795
Swap agreements	(337,589)
Futures contracts	(283,460)
Translation of assets and liabilities denominated in foreign currencies	(2,384,089)

Net change in unrealized appreciation (depreciation)	3,724,129

Net realized and change in unrealized gain (loss)	13,749,392

Net increase (decrease) in net assets resulting from operations	$15,578,119

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2017 (unaudited)	December 31, 2016
From operations:
Net investment income (loss)	$1,828,727	$2,310,060
Net realized gain (loss)	10,025,263	10,857,257
Net change in unrealized appreciation (depreciation)	3,724,129	(459,561)

Net increase (decrease) in net assets resulting from operations	15,578,119	12,707,756

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	—	(56,112)
Service Class	—	(1,085,430)

Total dividends and/or distributions from net investment income	—	(1,141,542)

Net realized gains:

Capital share transactions:
Proceeds from shares sold:
Initial Class	207,163	708,763
Service Class	15,166,507	59,147,092

	15,373,670	59,855,855

Dividends and/or distributions reinvested:
Initial Class	—	56,112
Service Class	—	1,085,430

	—	1,141,542

Cost of shares redeemed:
Initial Class	(613,052)	(1,464,458)
Service Class	(18,414,929)	(13,135,552)

	(19,027,981)	(14,600,010)

Net increase (decrease) in net assets resulting from capital share transactions	(3,654,311)	46,397,387

Net increase (decrease) in net assets	11,923,808	57,963,601

Net assets:
Beginning of period/year	309,479,810	251,516,209

End of period/year	$321,403,618	$309,479,810

Undistributed (distributions in excess of) net investment income (loss)	$5,577,206	$3,748,479

Capital share transactions - shares:
Shares issued:
Initial Class	17,444	62,302
Service Class	1,302,372	5,195,010

	1,319,816	5,257,312

Shares reinvested:
Initial Class	—	4,772
Service Class	—	93,170

	—	97,942

Shares redeemed:
Initial Class	(51,439)	(129,710)
Service Class	(1,566,886)	(1,172,470)

	(1,618,325)	(1,302,180)

Net increase (decrease) in shares outstanding:
Initial Class	(33,995)	(62,636)
Service Class	(264,514)	4,115,710

	(298,509)	4,053,074

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013		December 31, 2012
Net asset value, beginning of period/year	$11.56		$11.05		$11.55	$10.97	$10.19		$10.17

Investment operations:
Net investment income (loss) (A)	0.08		0.12	(B)	0.06	0.05	0.04		0.08	(C)
Net realized and unrealized gain (loss)	0.52		0.46		(0.26)	0.92	0.82		0.09

Total investment operations	0.60		0.58		(0.20)	0.97	0.86		0.17

Dividends and/or distributions to shareholders:
Net investment income	—		(0.07)		(0.05)	(0.16)	(0.08)		(0.15)
Net realized gains	—		—		(0.25)	(0.23)	—		—

Total dividends and/or distributions to shareholders	—		(0.07)		(0.30)	(0.39)	(0.08)		(0.15)

Net asset value, end of period/year	$12.16		$11.56		$11.05	$11.55	$10.97		$10.19

Total return (D)	5.19	%(E)	5.22%		(1.77)%	8.93%	8.44%		1.70%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$9,543		$9,469		$9,739	$10,581	$10,011		$9,979
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.91	%(F)	0.88%		0.89%	0.89%	0.96%		1.02	%(G)
Including waiver and/or reimbursement and recapture	0.91	%(F)	0.88	%(B)	0.90%	0.92%	0.92%		0.98	%(G)
Net investment income (loss) to average net assets	1.40	%(F)	1.08	%(B)	0.53%	0.48%	0.42%		0.76%
Portfolio turnover rate	21	%(E)(H)	58	%(H)	53%	31%	72	%(I)	1,003	%(J)

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Annualized.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(H)	Excludes sale-buyback transactions.
(I)	Decrease in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.
(J)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013		December 31, 2012
Net asset value, beginning of period/year	$11.45		$10.95		$11.47	$10.90	$10.14		$10.11

Investment operations:
Net investment income (loss) (A)	0.07		0.09	(B)	0.03	0.03	0.02		0.05	(C)
Net realized and unrealized gain (loss)	0.51		0.46		(0.27)	0.91	0.80		0.10

Total investment operations	0.58		0.55		(0.24)	0.94	0.82		0.15

Dividends and/or distributions to shareholders:
Net investment income	—		(0.05)		(0.03)	(0.14)	(0.06)		(0.12)
Net realized gains	—		—		(0.25)	(0.23)	—		—

Total dividends and/or distributions to shareholders	—		(0.05)		(0.28)	(0.37)	(0.06)		(0.12)

Net asset value, end of period/year	$12.03		$11.45		$10.95	$11.47	$10.90		$10.14

Total return (D)	5.07	%(E)	4.98%		(2.08)%	8.72%	8.16%		1.53%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$311,861		$300,011		$241,777	$144,469	$94,659		$46,024
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.16	%(F)	1.13%		1.14%	1.14%	1.21%		1.27	%(G)
Including waiver and/or reimbursement and recapture	1.16	%(F)	1.13	%(B)	1.15%	1.18%	1.17%		1.23	%(G)
Net investment income (loss) to average net assets	1.15	%(F)	0.83	%(B)	0.30%	0.23%	0.18%		0.52%
Portfolio turnover rate	21	%(E)(H)	58	%(H)	53%	31%	72	%(I)	1,003	%(J)

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Annualized.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(H)	Excludes sale-buyback transactions.
(I)	Decrease in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.
(J)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2017

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PIMCO Tactical – Conservative VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Commercial paper: Commercial paper is valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations and variable rate notes: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at June 30, 2017, if any, are identified within the Schedule of Investments.

To be announced (“TBA”) commitments: TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities.

TBA commitments held at June 30, 2017, if any, are identified within the Schedule of Investments. Open balances at June 30, 2017, if any, are included in When-issued, delayed-delivery, and forward commitment securities purchased or sold within the Statement of Assets and Liabilities.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at June 30, 2017, if any, are identified within the Schedule of Investments.

When-issued, delayed-delivery, and forward commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, and forward commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

4. SECURITIES AND OTHER INVESTMENTS (continued)

prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

When-issued, delayed-delivery, and forward commitment transactions held at June 30, 2017, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, and forward commitment securities purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at June 30, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to each other as well as to other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of June 30, 2017, the Portfolio has not utilized the program.

Reverse repurchase agreements: The Portfolio may enter into reverse repurchase agreements in which the Portfolio sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. The Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Pursuant to the terms of the reverse repurchase agreements, the Portfolio’s custodian must segregate assets with an aggregate market value greater than or equal to 100% of the repurchase price. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Portfolio are obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the Portfolio exercising its rights under the agreement, or those rights may be limited by other contractual agreements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

For the period ended June 30, 2017, the Portfolio’s average borrowings are as follows:

Average Daily Borrowing	Number of Days Outstanding	Weighted Average Interest Rate
$ 17,104,834	134	0.88%

Open reverse repurchase agreements at June 30, 2017, if any, are included within the Schedule of Investments.

Sale-buyback: The Portfolio may enter into sale-buyback financing transactions. The Portfolio accounts for sale-buyback financing transactions as borrowing transactions and realize gains and losses on these transactions at the end of the roll period. Sale-buyback financing transactions involve sales by the Portfolio of securities and simultaneously contracts to repurchase the same or substantially similar securities at an agreed upon price and date.

The Portfolio forgoes principal and interest paid during the roll period on the securities sold in a sale-buyback financing transaction. The Portfolio is compensated by the difference between the current sales price and the price for the future purchase (often referred to as the “price drop”), as well as by any interest earned on the proceeds of the securities sold. Sale-buyback financing transactions may be renewed with a new sale and a repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract. Sale-buyback financing transactions expose the Portfolio to risks such as, the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio, the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Portfolio’s forward commitment to repurchase the subject security. Sale-buyback financing transactions accounted for as borrowing transactions are excluded from the Portfolio’s portfolio turnover rates. The Portfolio recognizes price drop fee income on a straight line basis over the period of the roll. For the period ended June 30, 2017, the Portfolio earned price drop fee income of $86,511. The price drop fee income is included in Interest income within the Statement of Operations.

The outstanding payable for securities to be repurchased, if any, is included in Payable for sale-buyback financing transactions within the Statement of Assets and Liabilities. The interest expense is included in Interest income within the Statement of Operations. In periods of increased demand of the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio, and is reflected in Interest income within the Statement of Operations.

For the period ended June 30, 2017, the Portfolio’s average borrowings are as follows:

Average Daily Borrowing	Number of Days Outstanding	Weighted Average Interest Rate
$ 14,879,641	125	0.90%

Open sale-buyback financing transactions at June 30, 2017, if any, are identified within the Schedule of Investments.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2017.

Repurchase agreements at June 30, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of June 30, 2017.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$1,081,400	$—	$—	$—	$1,081,400
Reverse Repurchase Agreements
U.S. Government Obligations	$15,347,501	$22,735,000	$—	$—	$38,082,501
Sale Buy-back Transactions
U.S. Government Obligations	$—	$31,149,914	$—	$—	$31,149,914
Total Borrowings	$16,428,901	$53,884,914	$—	$—	$70,313,815

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Options on exchange-traded funds and/or securities: The Portfolio may purchase or write options on ETFs and/or securities. Purchasing or writing options on ETFs and/or securities gives the Portfolio the right, but not the obligation to buy or sell a specified ETF and/or security as an underlying instrument for the option contract.

Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Options on futures: The Portfolio may purchase or write options on futures. Purchasing or writing options on futures gives the Portfolio the right, but not obligation to buy or sell a position on a futures contract at the specified option exercise price at any time during the period of the option.

Interest rate-capped options: The Portfolio may purchase or write interest rate-capped options. Purchasing or writing interest ratecapped options give the Portfolio the right, but not the obligation to buy or sell an option which applies a cap to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate-linked products.

Interest rate swaptions: The Portfolio may purchase or write interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Straddle swaptions: The Portfolio may purchase or write straddle swaption agreements which is an investment strategy that consists of two swaptions, each with a different underlying swap, wherein the holder buys both a payer and receiver option on the same floating rate. If the floating rate falls, the holder receives the fixed rate, and if the floating rate rises, the holder pays the fixed rate.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability within the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

As of June 30, 2017, transactions in written options are as follows:

	Call Options		Put Options
	Amount of Premiums	Number of Contracts	Amount of Premiums	Number of Contracts
Balance at December 31, 2016	$—	—	$—	—
Options written	133,898	35,600,388	33,856	121
Options closed	—	—	—	—
Options expired	—	—	(33,856)	(121)
Options exercised	(29,232)	(67)	—	—
Balance at June 30, 2017	$104,666	35,600,321	$—	—

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

As of June 30, 2017, transactions in written interest rate-capped options and swaptions are as follows:

	Call Options				Put Options
	Amount of Premiums	Notional Amount		Notional Amount	Amount of Premiums	Notional Amount		Notional Amount
Balance at December 31, 2016	$78,540	EUR	—	USD 112,500,000	$520,500	EUR	—	USD 30,000,000
Options written	8,055		1,200,000	—	150,413		6,700,000	16,900,000
Options closed	—		—	—	(61,334)		(3,500,000)	(1,900,000)
Options expired	(39,801)		(900,000)	(4,500,000)	(27,699)		(2,000,000)	(7,800,000)
Options exercised	(354)		(300,000)	—	(36,000)		(1,200,000)	(4,500,000)
Balance June 30, 2017	$46,440	EUR	—	USD 108,000,000	$545,880	EUR	—	USD 32,700,000

Open option contracts at June 30, 2017, if any, are included within the Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Statement of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options, at value within the Statement of Assets and Liabilities.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss within the Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected as such within the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as Net realized gain (loss) within the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as Net realized gain (loss) within the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of Net realized gain (loss) within the Statement of Operations.

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swap agreements to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swap agreements, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. The aggregate fair value of the credit default swap agreements is disclosed

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

within the Schedule of Investments. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these swap agreements is included in the footnotes to the Schedule of Investments. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

Total return swap agreements: The Portfolio is subject to commodity risk, equity risk, and other risks related to the underlying investments of the swap agreement in the normal course of pursuing its investment objective. The value of the commodity-linked investments held by a Portfolio can be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-linked derivatives are available from a relatively small number of issuers, subjecting the Portfolio’s investments in commodity-linked derivatives to counterparty risk, which is the risk that the issuer of the commodity-linked derivative will not fulfill its contractual obligations. Total return swap agreements on commodities involve commitments whereby cash flows are exchanged based on the price of a commodity in exchange for either a fixed or floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference entity, which may be an equity, index, or bond, and in return receives a regular stream of payments.

Open centrally cleared swap agreements at June 30, 2017, if any, are listed within the Schedule of Investments. Centrally cleared swap agreements are marked-to-market daily and an appropriate payable or receivable for the variation margin is recorded, if applicable, and is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

Open OTC swap agreements at June 30, 2017, if any, are listed within the Schedule of Investments. The value, as applicable, is shown in OTC swap agreements, at value within the Statement of Assets and Liabilities.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at June 30, 2017, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at June 30, 2017, if any, are listed within the Schedule of Investments. Unrealized appreciation (depreciation), as applicable, is shown in Unrealized appreciation or depreciation on forward foreign currency contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of June 30, 2017.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A) (B)	$724,544	$26,081	$2,295,005	$—	$—	$3,045,630
Centrally cleared swap agreements, at value (B) (C)	2,609,904	—	—	2,017,502	—	4,627,406
OTC swap agreements, at value	—	—	—	257	—	257
Net unrealized appreciation on futures contracts (B) (D)	170,205	—	15,668	—	—	185,873
Unrealized appreciation on forward foreign currency contracts	—	162,301	—	—	—	162,301
Total	$3,504,653	$188,382	$2,310,673	$2,017,759	$—	$8,021,467

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Written options and swaptions, at value (B)	$(820,791)	$(12,038)	$—	$—	$—	$(832,829)
Centrally cleared swap agreements, at value (B) (C)	(120,422)	—	—	(7,525)	—	(127,947)
OTC swap agreements, at value	—	—	(28,824)	(22,995)	—	(51,819)
Net unrealized depreciation on futures contracts (B) (D)	(358,727)	—	(434,500)	—	—	(793,227)
Unrealized depreciation on forward foreign currency contracts	—	(457,702)	—	—	—	(457,702)
Total	$(1,299,940)	$(469,740)	$(463,324)	$(30,520)	$—	$(2,263,524)

(A)	Included within Investments, at value on the Statement of Assets and Liabilities.
(B)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(C)	Included within fair value of centrally cleared swap agreements as reported within the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(D)	Included within cumulative appreciation (depreciation) on futures contracts as reported within the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of June 30, 2017.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$(3,705)	$(8,645)	$(2,375,929)	$—	$—	$(2,388,279)
Written options and swaptions	82,622	26,722	—	—	—	109,344
Swap agreements	(368,619)	—	2,111,789	780,195	—	2,523,365
Futures contracts	549,242	—	9,852,582	—	—	10,401,824
Forward foreign currency contracts (B)	—	608,997	—	—	—	608,997
Total	$259,540	$627,074	$9,588,442	$780,195	$—	$11,255,251

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (C)	$(206,021)	$(3,809)	$(217,989)	$—	$—	$(427,819)
Written options and swaptions	352,968	23,827	—	—	—	376,795
Swap agreements	(496,164)	—	(27,601)	186,176	—	(337,589)
Futures contracts	(304,887)	—	21,427	—	—	(283,460)
Forward foreign currency contracts (D)	—	(2,400,622)	—	—	—	(2,400,622)
Total	$(654,104)	$(2,380,604)	$(224,163)	$186,176	$—	$(3,072,695)

(A)	Included within Net realized gain (loss) on transactions from Investments within the Statement of Operations.
(B)	Included within Net realized gain (loss) on transactions from Foreign currency transactions within the Statement of Operations.
(C)	Included within Net change in unrealized appreciation (depreciation) on Investments within the Statement of Operations.
(D)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies within Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the period ended June 30, 2017.

Purchased Options and Swaptions at value		Written Options and Swaptions at value		Swap Agreements at Notional Amount	Futures Contracts at Notional Amount		Forward Foreign Currency Contracts at Contract Amount
Calls	Puts	Calls	Puts		Long	Short	Purchased	Sold	Cross Currency
$ 27,920	$ 2,365,499	$ (29,150)	$ (967,490)	$ 112,374,547	104,751,571	(101,985,714)	$ 12,480,355	$ 31,724,498	$ 148,150

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

The following is a summary of the Portfolio’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of June 30, 2017. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within the Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
Bank of America, N.A.	$33,199	$(33,199)	$—	$—	$75,363	$(33,199)	$—	$42,164
BNP Paribas	110,810	(61,180)	—	49,630	61,180	(61,180)	—	—
Citibank N.A.	8,883	(8,883)	—	—	55,735	(8,883)	—	46,852
Credit Suisse Securities (USA) LLC	—	—	—	—	52,411	—	—	52,411
Deutsche Bank AG	47,392	(1,189)	—	46,203	1,189	(1,189)	—	—
Goldman Sachs Bank	677,000	(677,000)	—	—	870,042	(677,000)	(193,042)	—
Goldman Sachs International	—	—	—	—	22,995	—	—	22,995
HSBC Bank USA	—	—	—	—	108,001	—	—	108,001
JPMorgan Chase Bank, N.A.	3,490	(3,490)	—	—	66,538	(3,490)	—	63,048
Merrill Lynch International	—	—	—	—	15,672	—	—	15,672
Standard Chartered Bank	6,328	—	(6,328)	—	—	—	—	—
Westpac Banking Corp.	—	—	—	—	1,186	—	—	1,186
Other Derivatives (C)	7,134,365	—	—	7,134,365	933,212	—	—	933,212

Total	$8,021,467	$(784,941)	$(6,328)	$7,230,198	$2,263,524	$(784,941)	$(193,042)	$1,285,541

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented within the Schedule of Investments.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $750 million	0.79%
Over $750 million up to $1.5 billion	0.78%
Over $1.5 billion	0.75%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs including the investment management fee but excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.92%	May 1, 2018
Service Class	1.17%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.92%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees for all applicable share classes.

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the period ended June 30, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of June 30, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. For the period ended June 30, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the period ended June 30, 2017.

Cross-trades: The Portfolio is authorized to purchase or sell securities from and to other portfolios within TST, or between the Portfolio and other mutual funds or accounts advised by TAM or the sub-adviser, in each case in accordance with Rule 17a-7 under the 1940 Act, when it is in the best interest of each Portfolio participating in the transaction.

For the period ended June 30, 2017, the Portfolio engaged in the following net cross-trade transactions, which resulted in net realized gains/(losses) as follows:

Purchases	Sales	Net Realized Gains/(Losses)
$ 802,989	$ 400,837	$ 837

8. PRINCIPAL OWNERSHIP

As of June 30, 2017, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	1	97.96%	97.96%
Service Class	1	91.43%	91.43%

9. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 24,499,367	$ 119,530,199	$ 21,439,801	$ 26,950,157

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

11. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implication, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 7-8, 2017, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica PIMCO Tactical – Conservative VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and Pacific Investment Management Company LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2018.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Services, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed continuation of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmark, in each case for various trailing periods ended December 31, 2016.

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

specific date, and that consideration of performance data for a different period could generate different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Initial Class Shares of the Portfolio was above the median for its peer universe for the past 3-year period, in line with the median for the past 1-year period and below the median for the past 5-year period. The Board also noted that the performance of Initial Class Shares of the Portfolio was below its primary benchmark for the past 1-, 3- and 5-year periods. The Board noted that the Portfolio’s sub-adviser had commenced subadvising the Portfolio on September 17, 2012 pursuant to its current investment objective and investment strategies.

Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Initial Class Shares of the Portfolio were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM had not made material changes to this methodology, which had been applied consistently for the Portfolio.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints, if

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

any, and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through its undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2017, and held for the entire period until June 30, 2017.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Annualized Expense Ratio
Initial Class	$1,000.00	$1,068.30	$4.67	$1,020.30	$4.56	0.91%
Service Class	1,000.00	1,066.60	5.94	1,019.00	5.81	1.16

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2017

(unaudited)

Portfolio Characteristics	Years
Average Maturity §	5.49
Duration †	2.41

Asset Allocation	Percentage of Net Assets
Repurchase Agreements	78.4%
Corporate Debt Securities	23.7
U.S. Government Obligations	16.5
U.S. Government Agency Obligations	10.5
Asset-Backed Securities	3.7
Foreign Government Obligations	1.3
Exchange-Traded Options Purchased	1.2
Mortgage-Backed Securities	1.1
Certificates of Deposit	0.6
Municipal Government Obligations	0.3
Commercial Paper	0.3
Securities Lending Collateral	0.2
Over-the-Counter Interest Rate Swaptions Purchased	0.1
Over-the-Counter Straddle Swaptions Purchased	0.0 *
Over-the-Counter Interest Rate-Capped Options Purchased	0.0 *
Net Other Assets (Liabilities) ^	(37.9)
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

*	Percentage rounds to less than 0.1% or (0.1)%.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS

At June 30, 2017

(unaudited)

	Principal	Value
ASSET-BACKED SECURITIES - 3.7%
Ares Enhanced Loan Investment Strategy IR, Ltd.
Series 2013-IRAR, Class A1BR,
2.55% (A), 07/23/2025 (B)	$ 600,000	$ 600,041
Avery Point IV CLO, Ltd. Series 2014-1A, Class AR, 2.26% (A), 04/25/2026 (B)	250,000	250,000
Carlyle Global Market Strategies CLO, Ltd.
Series 2014-3A, Class A1AR, 2.32% (A), 07/27/2026 (B)	600,000	600,230
Series 2014-5A, Class A1R, 2.30% (A), 10/16/2025 (B)	300,000	300,016
Cent CLO 21, Ltd. Series 2014-21A, Class A1BR, 2.38% (A), 07/27/2026 (B)	600,000	599,996
Colony Starwood Homes Trust Series 2016-1A, Class A, 2.71% (A), 07/17/2033 (B)	398,874	404,433
CVP Cascade CLO-1, Ltd. Series 2013-CLO1, Class A1R, 2.31% (A), 01/16/2026 (B)	700,000	700,017
Denali Capital CLO XI, Ltd. Series 2015-1A, Class A1R, 0.00% (A), 04/20/2027 (B) (C) (D)	300,000	300,000
Dryden XXV Senior Loan Fund Series 2012-25A, Class AR, 2.36% (A), 01/15/2025 (B)	557,196	558,030
FFMLT Trust Series 2005-FF2, Class M4, 2.10% (A), 03/25/2035	300,000	292,492
Flagship VII, Ltd. Series 2013-7A, Class A1R, 2.28% (A), 01/20/2026 (B)	500,000	500,001
Ford Credit Auto Owner Trust Series 2016-2, Class A, 2.03%, 12/15/2027 (B)	700,000	694,887
Halcyon Loan Advisors Funding, Ltd. Series 2014-3A, 2.41%, 10/22/2025 (A) (C) (D)	500,000	500,000
JMP Credit Advisors CLO III, Ltd. Series 2014-1A, Class AR, 2.40% (A), 10/17/2025 (B)	300,000	300,001
KVK CLO, Ltd. Series 2013-2A, Class AR, 2.31% (A), 01/15/2026 (B)	250,000	250,013
LCM XII, LP Series 12A, Class AR, 2.42% (A), 10/19/2022 (B)	823,139	823,164
Mariner CLO LLC Series 2016-3A, Class A, 2.74% (A), 07/23/2026 (B)	300,000	300,019
Morgan Stanley Home Equity Loan Trust Series 2005-3, Class M2, 1.92% (A), 08/25/2035	77,453	77,305
MP CLO V, Ltd. Series 2014-1A, Class AR, 2.41% (A), 07/18/2026 (B)	300,000	299,998
Northstar Education Finance, Inc. Series 2012-1, Class A, 1.92% (A), 12/26/2031 (B)	59,963	59,867

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Oak Hill Credit Partners X, Ltd. Series 2014-10A, Class AR, 2.29% (A), 07/20/2026 (B)	$ 300,000	$ 300,554
Oaktree CLO, Ltd. Series 2014-2A, Class A1AR, 2.38% (A), 10/20/2026 (B)	600,000	600,002
OZLM Funding V, Ltd. Series 2013-5A, Class A1R, 2.29% (A), 01/17/2026 (B)	250,000	250,048
PHEAA Student Loan Trust Series 2016-2A, Class A, 2.17% (A), 11/25/2065 (B)	260,233	260,820
Progress Residential Trust Series 2016-SFR1, Class A, 2.71% (A), 09/17/2033 (B)	298,655	303,720
Santander Drive Auto Receivables Trust
Series 2016-2, Class A2A, 1.38%, 07/15/2019	202,025	201,990
Series 2016-2, Class A2B, 1.81% (A), 07/15/2019	179,577	179,671
SLC Private Student Loan Trust Series 2006-A, Class A5, 1.33% (A), 07/15/2036	30,604	30,604
SMB Private Education Loan Trust
Series 2016-B, Class A2B, 2.61% (A), 02/17/2032 (B)	600,000	616,099
Series 2016-C, Class A1, 1.71% (A), 11/15/2023 (B)	755,581	756,472
THL Credit Wind River CLO, Ltd. Series 2014-1A, Class AR, 2.34% (A), 04/18/2026 (B)	300,000	299,999
TICP CLO, Ltd. Series 2014-3A, Class AR, 2.34% (A), 01/20/2027 (B)	300,000	300,008
Toyota Auto Receivables Owner Trust
Series 2016-B, Class A2A, 1.02%, 10/15/2018	551,940	551,575
Series 2016-B, Class A2B, 1.41% (A), 10/15/2018	321,965	322,069
Venture XVI CLO, Ltd. Series 2014-16A, Class A1R, 2.67% (A), 04/15/2026 (B)	250,000	249,999
Westlake Automobile Receivables Trust Series 2016-3A, Class A2A, 1.42%, 10/15/2019 (B)	1,068,732	1,067,635

Total Asset-Backed Securities (Cost $14,607,473)		14,701,775

CERTIFICATES OF DEPOSIT - 0.6%
Banks - 0.3%
Barclays Bank PLC 1.95% (A), 11/06/2017	500,000	500,000
Natixis SA 1.98% (A), 09/25/2017	700,000	700,000
Sumitomo Mitsui Trust Bank, Ltd. 1.86% (A), 10/06/2017	100,000	100,000

		1,300,000

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CERTIFICATES OF DEPOSIT (continued)
Capital Markets - 0.3%
Credit Suisse AG 2.03% (A), 09/12/2017	$ 1,000,000	$ 1,000,000

Total Certificates of Deposit (Cost $2,300,000)		2,300,000

CORPORATE DEBT SECURITIES - 23.7%
Airlines - 0.6%
Air Canada Pass-Through Trust 3.75%, 06/15/2029 (B)	380,711	395,940
American Airlines Pass-Through Trust 3.00%, 04/15/2030	200,000	196,000
3.25%, 04/15/2030	100,000	98,500
Norwegian Air Shuttle Pass-Through Trust 4.88%, 11/10/2029 (B)	1,073,903	1,092,052
United Airlines Pass-Through Trust 2.88%, 04/07/2030	300,000	294,060
3.10%, 04/07/2030	300,000	293,250

		2,369,802

Auto Components - 0.1%
Delphi Corp. 4.15%, 03/15/2024	240,000	252,034

Banks - 8.7%
Australia & New Zealand Banking Group, Ltd. 4.40%, 05/19/2026 (B)	800,000	825,446
Bank of America Corp. 1.80% (A), 08/25/2017, MTN	150,000	150,096
2.63%, 10/19/2020, MTN	290,000	292,924
5.70%, 01/24/2022	1,400,000	1,581,950
6.88%, 04/25/2018, MTN	80,000	83,250
Bank of America NA 1.75%, 06/05/2018	750,000	750,995
Bank of Montreal
1.75%, 06/15/2022 (B)	500,000	489,101
2.55%, 11/06/2022, MTN (E)	80,000	79,870
Bank of Tokyo-Mitsubishi UFJ, Ltd. 1.77% (A), 03/05/2018 (B)	500,000	501,136
Barclays PLC
3.65%, 03/16/2025	300,000	298,509
4.34%, 01/10/2028	200,000	205,603
Citigroup, Inc.
2.05%, 12/07/2018	510,000	510,758
2.08% (A), 12/07/2018	980,000	987,218
2.40%, 02/18/2020	1,400,000	1,407,529
4.40%, 06/10/2025	750,000	781,426
Commonwealth Bank of Australia 1.49% (A), 09/08/2017 (B)	400,000	400,166
Cooperatieve Rabobank UA 3.75%, 07/21/2026	400,000	399,934
3.88%, 02/08/2022	700,000	742,621
Dexia Credit Local SA 1.88%, 09/15/2021 (B)	800,000	780,666
HSBC Holdings PLC 5.10%, 04/05/2021	80,000	86,976
HSBC USA, Inc.
1.79% (A), 11/13/2019	240,000	240,282
2.38%, 11/13/2019	120,000	121,002
2.75%, 08/07/2020	500,000	508,174

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
ING Bank NV 1.80% (A), 03/16/2018 (B)	$ 500,000	$ 501,101
JPMorgan Chase & Co.
2.75%, 06/23/2020	1,400,000	1,423,393
3.25%, 09/23/2022	100,000	102,482
3.90%, 07/15/2025	50,000	52,144
Manufacturers & Traders Trust Co. 2.25%, 07/25/2019	250,000	251,691
Mitsubishi UFJ Financial Group, Inc. 3.08% (A), 03/01/2021	800,000	835,060
MUFG Americas Holdings Corp. 1.75% (A), 02/09/2018	62,000	62,020
2.25%, 02/10/2020	9,000	9,006
National Australia Bank, Ltd. 1.38%, 07/12/2019	1,300,000	1,284,136
Nykredit Realkredit A/S 1.00%, 07/01/2017 - 04/01/2018, MTN	DKK 17,300,000	2,667,514
1.00%, 01/01/2018	1,100,000	169,946
2.00%, 07/01/2017 - 04/01/2018	14,000,000	2,170,706
Realkredit Danmark A/S 1.00%, 01/01/2018 - 04/01/2018, MTN	16,100,000	2,497,030
2.00%, 01/01/2018 - 04/01/2018	3,600,000	561,910
Royal Bank of Scotland Group PLC 3.88%, 09/12/2023	$ 300,000	306,333
8.63% (A), 08/15/2021 (F)	300,000	327,000
Santander Holdings USA, Inc. 2.64% (A), 11/24/2017	1,200,000	1,204,783
2.70%, 05/24/2019	1,200,000	1,208,860
Santander UK Group Holdings PLC 2.88%, 10/16/2020	490,000	496,998
3.13%, 01/08/2021	60,000	60,911
Santander UK PLC 2.38%, 03/16/2020	1,000,000	1,005,875
Sberbank of Russia Via SB Capital SA 5.18%, 06/28/2019 (G)	200,000	209,070
Stichting AK Rabobank Certificaten 6.50%, 12/29/2049 (F) (G)	EUR 200,000	270,689
Sumitomo Mitsui Banking Corp. 2.65%, 07/23/2020, MTN	$ 500,000	506,038
Sumitomo Mitsui Financial Group, Inc. 2.63%, 07/14/2026	100,000	95,052
Swedbank AB 2.20%, 03/04/2020 (B)	280,000	280,291
Wells Fargo & Co.
1.64% (A), 09/14/2018	700,000	701,667
2.55%, 12/07/2020, MTN	50,000	50,573
2.60%, 07/22/2020, MTN	975,000	988,746
3.00%, 02/19/2025, MTN	100,000	98,448
3.58% (A), 05/22/2028, MTN	200,000	202,126
Westpac Banking Corp. 2.25%, 11/09/2020 (B)	1,900,000	1,904,573

		34,731,804

Beverages - 0.3%
Anheuser-Busch InBev Finance, Inc. 3.30%, 02/01/2023	850,000	875,271

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Beverages (continued)
PepsiCo, Inc. 4.00%, 05/02/2047	$ 200,000	$ 204,518

		1,079,789

Biotechnology - 0.2%
AbbVie, Inc.
2.90%, 11/06/2022	710,000	716,679
3.20%, 11/06/2022	100,000	102,566
Amgen, Inc. 4.50%, 03/15/2020	200,000	212,112

		1,031,357

Building Products - 0.1%
Fortune Brands Home & Security, Inc. 4.00%, 06/15/2025	250,000	259,690
Masco Corp. 4.45%, 04/01/2025	10,000	10,681
Owens Corning 4.20%, 12/01/2024	10,000	10,471

		280,842

Capital Markets - 1.3%
Brighthouse Holdings LLC 6.50% (H), 07/27/2037 (B) (D) (F)	100,000	100,000
Credit Suisse AG 1.85% (A), 04/27/2018	760,000	762,930
Credit Suisse Group AG 4.28%, 01/09/2028 (B)	600,000	620,209
Deutsche Bank AG 4.25%, 10/14/2021	300,000	314,605
Goldman Sachs Group, Inc. 3.75%, 05/22/2025	40,000	40,960
3.85%, 07/08/2024, MTN	1,400,000	1,453,079
6.15%, 04/01/2018	80,000	82,567
Intercontinental Exchange, Inc. 2.75%, 12/01/2020	30,000	30,584
Lazard Group LLC 3.75%, 02/13/2025	19,000	19,158
Morgan Stanley
4.00%, 07/23/2025, MTN	40,000	41,749
5.50%, 07/24/2020, MTN	1,200,000	1,310,176
6.63%, 04/01/2018, MTN	100,000	103,551
S&P Global, Inc. 4.40%, 02/15/2026	30,000	32,251
UBS AG 1.56% (A), 08/14/2017, MTN	250,000	250,071

		5,161,890

Commercial Services & Supplies - 0.1%
ADT Corp. 4.13%, 06/15/2023	20,000	19,825
ERAC USA Finance LLC 4.50%, 02/15/2045 (B)	9,000	8,872
Republic Services, Inc. 2.90%, 07/01/2026	300,000	294,126
3.55%, 06/01/2022	300,000	312,246

		635,069

Consumer Finance - 1.6%
American Express Credit Corp.
1.67% (A), 08/15/2019, MTN	400,000	402,082
1.95% (A), 11/05/2018, MTN	120,000	120,891

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Consumer Finance (continued)
Daimler Finance North America LLC
1.50%, 07/05/2019 (B)	$ 700,000	$ 693,334
1.63% (A), 03/02/2018 (B)	440,000	440,659
Ford Motor Credit Co. LLC 1.74% (A), 09/08/2017	300,000	300,090
General Motors Financial Co., Inc.
3.20%, 07/13/2020	87,000	88,646
3.70%, 11/24/2020	510,000	527,682
Hyundai Capital America 2.50%, 03/18/2019 (B)	500,000	501,538
Synchrony Financial
2.60%, 01/15/2019	510,000	512,723
2.70%, 02/03/2020	9,000	9,046
4.50%, 07/23/2025	500,000	514,175
Toyota Motor Credit Corp. 1.40%, 05/20/2019, MTN	600,000	596,371
Volkswagen Group of America Finance LLC 2.13%, 05/23/2019 (B)	1,800,000	1,801,636

		6,508,873

Diversified Consumer Services - 0.1%
Nationwide Building Society 3.90%, 07/21/2025 (B)	300,000	313,762

Diversified Financial Services - 1.3%
BRFkredit A/S 1.00%, 10/01/2018, MTN	DKK 2,800,000	437,307
2.00%, 10/01/2017 - 01/01/2018	7,700,000	1,194,559
Helios Leasing I LLC 1.56%, 09/28/2024	$ 62,761	60,917
Nordea Kredit Realkreditaktieselskab
1.00%, 10/01/2017, MTN	DKK 2,100,000	323,566
2.00%, 10/01/2017 - 01/01/2018	13,500,000	2,086,413
Protective Life Global Funding
1.77% (A), 06/08/2018 (B)	$ 600,000	601,539
2.70%, 11/25/2020 (B)	510,000	513,791
Tagua Leasing LLC 1.58%, 11/16/2024	64,864	63,083

		5,281,175

Diversified Telecommunication Services - 0.7%
AT&T, Inc.
2.23% (A), 06/30/2020	100,000	101,308
3.40%, 05/15/2025	720,000	707,825
5.25%, 03/01/2037	300,000	319,613
Orange SA 4.13%, 09/14/2021	230,000	244,528
Verizon Communications, Inc.
4.52%, 09/15/2048	300,000	283,828
4.67%, 03/15/2055	475,000	444,689
5.15%, 09/15/2023	700,000	777,551

		2,879,342

Electric Utilities - 1.0%
Appalachian Power Co. 3.40%, 06/01/2025	370,000	379,991
Duke Energy Corp.
3.75%, 04/15/2024	100,000	104,507
3.95%, 10/15/2023	200,000	211,131
4.80%, 12/15/2045	510,000	563,769

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Electricite de France SA 3.63%, 10/13/2025 (B)	$ 500,000	$ 511,453
Entergy Corp. 4.00%, 07/15/2022	20,000	21,138
Entergy Mississippi, Inc. 2.85%, 06/01/2028	700,000	678,463
Exelon Corp. 3.40%, 04/15/2026	400,000	398,651
FirstEnergy Corp. 2.75%, 03/15/2018	50,000	50,319
Great Plains Energy, Inc. 3.90%, 04/01/2027	200,000	202,325
Niagara Mohawk Power Corp. 4.12%, 11/28/2042 (B) (D)	100,000	101,199
Pacific Gas & Electric Co.
2.45%, 08/15/2022	500,000	499,640
3.50%, 06/15/2025	10,000	10,339
Southwestern Electric Power Co. 6.20%, 03/15/2040	400,000	513,909

		4,246,834

Electrical Equipment - 0.1%
Eaton Corp. 2.75%, 11/02/2022	125,000	125,682
Schneider Electric SE 2.95%, 09/27/2022 (B)	75,000	75,702

		201,384

Electronic Equipment, Instruments & Components - 0.0% (I)
Flex, Ltd. 4.75%, 06/15/2025 (E)	10,000	10,622

Energy Equipment & Services - 0.1%
Regency Energy Partners, LP / Regency Energy Finance Corp. 5.88%, 03/01/2022	255,000	280,904

Equity Real Estate Investment Trusts - 1.5%
Alexandria Real Estate Equities, Inc.
3.95%, 01/15/2027	100,000	101,849
4.30%, 01/15/2026	550,000	576,040
4.50%, 07/30/2029	200,000	212,002
American Tower Corp.
3.38%, 10/15/2026 (E)	400,000	391,356
4.00%, 06/01/2025	760,000	787,209
4.40%, 02/15/2026	400,000	419,244
AvalonBay Communities, Inc. 3.45%, 06/01/2025, MTN	360,000	366,026
Crown Castle International Corp.
4.45%, 02/15/2026	120,000	127,460
5.25%, 01/15/2023	600,000	666,503
Digital Realty Trust, LP 3.95%, 07/01/2022	500,000	524,117
Federal Realty Investment Trust 3.63%, 08/01/2046	100,000	90,062
iStar, Inc. 4.00%, 11/01/2017	100,000	100,000
Kilroy Realty, LP 4.38%, 10/01/2025	350,000	367,043
Mid-America Apartments, LP 4.00%, 11/15/2025	350,000	362,191

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts (continued)
Prologis, LP 3.75%, 11/01/2025	$ 10,000	$ 10,411
Unibail-Rodamco SE 1.93% (A), 04/16/2019, MTN (G)	500,000	497,959
WP Carey, Inc. 4.60%, 04/01/2024	300,000	312,417

		5,911,889

Food & Staples Retailing - 0.1%
Whole Foods Market, Inc. 5.20%, 12/03/2025	410,000	473,836

Food Products - 0.0% (I)
Kraft Heinz Foods Co. 3.50%, 07/15/2022	10,000	10,310
4.38%, 06/01/2046	150,000	146,900

		157,210

Gas Utilities - 0.2%
National Fuel Gas Co. 5.20%, 07/15/2025	30,000	31,951
ONE Gas, Inc. 2.07%, 02/01/2019	700,000	701,544

		733,495

Health Care Equipment & Supplies - 0.2%
Boston Scientific Corp. 3.38%, 05/15/2022	370,000	380,884
Zimmer Biomet Holdings, Inc.
2.70%, 04/01/2020	510,000	514,649
3.15%, 04/01/2022	20,000	20,305
3.55%, 04/01/2025	20,000	20,202

		936,040

Health Care Providers & Services - 0.1%
Aetna, Inc. 3.50%, 11/15/2024	10,000	10,315
Hackensack Meridian Health, Inc. 4.50%, 07/01/2057	100,000	105,764
Humana, Inc. 4.80%, 03/15/2047	100,000	110,197
Laboratory Corp. of America Holdings 3.60%, 02/01/2025	9,000	9,135
Northwell Healthcare, Inc. 3.98%, 11/01/2046	200,000	190,867

		426,278

Independent Power & Renewable Electricity Producers - 0.0% (I)
Exelon Generation Co. LLC 6.25%, 10/01/2039	100,000	109,115

Industrial Conglomerates - 0.1%
General Electric Co.
2.70%, 10/09/2022	200,000	203,427
4.50%, 03/11/2044	100,000	111,095

		314,522

Insurance - 1.1%
Chubb INA Holdings, Inc. 3.35%, 05/03/2026	20,000	20,456
First American Financial Corp. 4.60%, 11/15/2024	10,000	10,228

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
Jackson National Life Global Funding 2.60%, 12/09/2020 (B)	$ 510,000	$ 512,927
Marsh & McLennan Cos., Inc. 3.75%, 03/14/2026	10,000	10,411
MetLife, Inc. 4.05%, 03/01/2045	10,000	10,085
Metropolitan Life Global Funding I
2.00%, 04/14/2020 (B)	150,000	149,590
2.30%, 04/10/2019 (B)	300,000	302,511
New York Life Global Funding 1.70% (A), 04/06/2018 (B)	900,000	902,584
Pricoa Global Funding I 2.55%, 11/24/2020 (B)	510,000	513,557
Principal Life Global Funding II
1.70% (A), 12/01/2017 (B)	980,000	981,625
2.20%, 04/08/2020 (B)	300,000	299,155
3.00%, 04/18/2026 (B)	200,000	197,119
Reliance Standard Life Global Funding II
2.15%, 10/15/2018 (B)	60,000	60,129
2.50%, 04/24/2019 (B)	100,000	100,665
Teachers Insurance & Annuity Association of America 4.27%, 05/15/2047 (B)	400,000	409,484
Travelers Cos., Inc. 3.75%, 05/15/2046	100,000	98,074
XLIT, Ltd. 4.45%, 03/31/2025	10,000	10,309

		4,588,909

Internet & Direct Marketing Retail - 0.0% (I)
Amazon.com, Inc. 2.50%, 11/29/2022	100,000	100,800

IT Services - 0.1%
Fidelity National Information Services, Inc. 4.50%, 10/15/2022	490,000	532,421

Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific, Inc.
2.15%, 12/14/2018	30,000	30,113
3.15%, 01/15/2023	490,000	498,510
3.30%, 02/15/2022	20,000	20,666

		549,289

Marine - 0.1%
AP Moller - Maersk A/S 3.88%, 09/28/2025 (B) (E)	200,000	201,448

Media - 0.5%
Charter Communications Operating LLC / Charter Communications Operating Capital 4.46%, 07/23/2022	600,000	639,280
5.38%, 05/01/2047 (B)	300,000	317,383
Comcast Corp.
4.40%, 08/15/2035	10,000	10,749
4.75%, 03/01/2044	800,000	890,223
Sky PLC 3.13%, 11/26/2022 (B)	40,000	40,693

		1,898,328

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Multi-Utilities - 0.2%
DTE Electric Co. 3.70%, 06/01/2046	$ 600,000	$ 589,394
E.ON International Finance BV 6.65%, 04/30/2038 (B) (D)	240,000	300,705
Sempra Energy 2.88%, 10/01/2022	75,000	75,184

		965,283

Oil, Gas & Consumable Fuels - 1.0%
APT Pipelines, Ltd. 4.25%, 07/15/2027 (B)	200,000	204,745
BP Capital Markets PLC 1.61% (A), 02/13/2018	244,000	244,575
Cimarex Energy Co. 3.90%, 05/15/2027	250,000	251,368
Dolphin Energy, Ltd. 5.50%, 12/15/2021 (G)	200,000	218,500
Energy Transfer, LP 4.05%, 03/15/2025	100,000	100,402
4.75%, 01/15/2026	400,000	416,128
Enterprise Products Operating LLC 3.70%, 02/15/2026	520,000	529,622
Petrobras Global Finance BV 7.38%, 01/17/2027	200,000	211,600
Petroleos Mexicanos 6.00%, 03/05/2020	100,000	107,200
Rosneft Finance SA 7.88%, 03/13/2018, MTN (G)	100,000	103,529
Sabine Pass Liquefaction LLC 5.75%, 05/15/2024	600,000	668,107
Shell International Finance BV 4.00%, 05/10/2046	200,000	197,483
Statoil ASA 3.25%, 11/10/2024	500,000	510,894
TransCanada Trust 5.30% (A), 03/15/2077	100,000	102,800
Woodside Finance, Ltd. 3.65%, 03/05/2025 (B)	10,000	9,964

		3,876,917

Paper & Forest Products - 0.1%
Georgia-Pacific LLC 5.40%, 11/01/2020 (B)	220,000	240,673

Pharmaceuticals - 0.4%
Allergan Funding SCS 3.85%, 06/15/2024	700,000	730,232
Baxalta, Inc. 3.60%, 06/23/2022	10,000	10,356
ELI Lilly & Co. 3.10%, 05/15/2027	200,000	201,966
EMD Finance LLC 2.40%, 03/19/2020 (B)	250,000	251,595
Johnson & Johnson 3.63%, 03/03/2037	300,000	313,706
Shire Acquisitions Investments Ireland DAC
2.88%, 09/23/2023	100,000	99,117
3.20%, 09/23/2026	200,000	195,571

		1,802,543

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Road & Rail - 0.2%
Burlington Northern Santa Fe LLC 4.13%, 06/15/2047	$ 600,000	$ 630,939
GATX Corp. 3.25%, 09/15/2026 (E)	150,000	144,744
Norfolk Southern Corp. 4.45%, 06/15/2045	10,000	10,677

		786,360

Semiconductors & Semiconductor Equipment - 0.1%
Intel Corp. 4.10%, 05/11/2047	300,000	310,573

Software - 0.3%
Adobe Systems, Inc. 3.25%, 02/01/2025	9,000	9,199
Autodesk, Inc. 4.38%, 06/15/2025	20,000	21,099
Microsoft Corp. 4.10%, 02/06/2037	300,000	323,136
Oracle Corp. 2.95%, 05/15/2025	760,000	763,719

		1,117,153

Specialty Retail - 0.3%
AutoNation, Inc. 4.50%, 10/01/2025 (E)	10,000	10,434
Lowe’s Cos., Inc. 3.70%, 04/15/2046	900,000	867,485
QVC, Inc. 4.45%, 02/15/2025	100,000	98,671
4.85%, 04/01/2024	100,000	102,193

		1,078,783

Technology Hardware, Storage & Peripherals - 0.4%
Apple, Inc.
1.48% (A), 05/06/2019	300,000	301,614
2.85%, 05/11/2024	100,000	100,484
3.20%, 05/11/2027	100,000	101,168
3.35%, 02/09/2027	200,000	204,467
4.65%, 02/23/2046	100,000	112,092
Dell International LLC / EMC Corp. 8.10%, 07/15/2036 (B)	400,000	502,759
Hewlett Packard Enterprise Co. 2.45%, 10/05/2017	300,000	300,749

		1,623,333

Tobacco - 0.2%
BAT International Finance PLC 3.50%, 06/15/2022 (B)	10,000	10,307
Imperial Brands Finance PLC 4.25%, 07/21/2025 (B)	500,000	527,750
Reynolds American, Inc.
4.00%, 06/12/2022	10,000	10,597
4.85%, 09/15/2023	100,000	110,250

		658,904

Transportation Infrastructure - 0.0% (I)
Sydney Airport Finance Co. Pty, Ltd.
3.38%, 04/30/2025 (B)	10,000	9,974
3.90%, 03/22/2023 (B)	100,000	104,028

		114,002

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Water Utilities - 0.1%
American Water Capital Corp. 3.40%, 03/01/2025	$ 260,000	$ 268,864

Wireless Telecommunication Services - 0.0% (I)
T-Mobile USA, Inc. 6.00%, 03/01/2023 (E)	22,000	23,285
6.38%, 03/01/2025	22,000	23,788

		47,073

Total Corporate Debt Securities (Cost $93,294,208)		95,089,524

FOREIGN GOVERNMENT OBLIGATIONS - 1.3%
Brazil - 0.0% (I)
Brazil Government International Bond 5.63%, 02/21/2047	200,000	191,000

Canada - 0.3%
Province of Ontario 1.65%, 09/27/2019	600,000	598,250
Province of Quebec 2.50%, 04/20/2026	600,000	590,027

		1,188,277

Japan - 0.7%
Japan Finance Organization for Municipalities 2.13%, 04/13/2021 - 10/25/2023 (B)	2,000,000	1,956,611
Tokyo Metropolitan Government 2.00%, 05/17/2021 (B)	900,000	884,659

		2,841,270

Kuwait - 0.1%
Kuwait International Government Bond 3.50%, 03/20/2027 (B)	300,000	306,480

Republic of Korea - 0.2%
Export-Import Bank of Korea
1.90% (A), 05/26/2019	600,000	601,565
1.93%, 02/24/2020 (B)	CAD 300,000	232,283

		833,848

Total Foreign Government Obligations (Cost $5,408,176)		5,360,875

MORTGAGE-BACKED SECURITIES - 1.1%
ALBA PLC Series 2015-1, Class A, 1.50% (A), 04/24/2049 (G)	GBP 147,626	193,523
Auburn Securities 4 PLC Series 4, Class A2, 0.65% (A), 10/01/2041 (G)	157,603	203,068
Bear Stearns Alt-A Trust Series 2005-5, Class 1A1, 1.66% (A), 07/25/2035	$ 24,734	24,754
Countrywide Commercial Mortgage Trust Series 2007-MF1, Class A, 6.48% (A), 11/12/2043 (B)	489,670	490,283
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-AR7, Class 2A1, 3.50% (A), 11/25/2034	78,043	80,469

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Eurosail PLC Series 2006-4X, Class A3C, 0.45% (A), 12/10/2044 (G)	GBP 119,973	$ 153,623
Gemgarto PLC Series 2015-1, Class A, 1.26% (A), 02/16/2047 (G)	32,014	41,802
La Hipotecaria El Salvadorian Mortgage Trust Series 2016-1A, Class A, 3.36%, 01/15/2046 (B) (J)	$ 380,969	384,156
MASTR Alternative Loan Trust Series 2003-9, Class 4A1, 5.25%, 11/25/2033	209,893	216,943
Merrill Lynch Mortgage Investors Trust Series 2003-B, Class A1, 1.90% (A), 04/25/2028	248,927	239,320
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25, Class A4, 3.37%, 10/15/2048	500,000	508,847
Morgan Stanley Bank of America Merrill Lynch Trust, Interest Only STRIPS Series 2013-C8, Class XA, 1.16% (A), 12/15/2048	765,419	34,536
Morgan Stanley Capital I Trust Series 2007-HQ13, Class A3, 5.57%, 12/15/2044	228,071	229,302
MortgageIT Trust Series 2005-2, Class 1A1, 1.74% (A), 05/25/2035	61,150	60,887
Southern Pacific Financing PLC Series 2005-B, Class A, 0.47% (A), 06/10/2043 (G)	GBP 637,218	818,445
Uropa Securities PLC
Series 2008-1, Class A,
0.49% (A), 06/10/2059 (G)	301,569	376,464
Series 2008-1, Class B,
1.04% (A), 06/10/2059 (G)	58,172	68,505
Series 2008-1, Class M1,
0.64% (A), 06/10/2059 (G)	69,253	84,427
Series 2008-1, Class M2,
0.84% (A), 06/10/2059 (G)	54,479	65,545
WaMu Mortgage Pass-Through Certificates Trust Series 2005-AR4, Class A5, 3.03% (A), 04/25/2035	$ 52,822	52,414

Total Mortgage-Backed Securities (Cost $4,438,210)		4,327,313

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.3%
California - 0.1%
Bay Area Toll Authority, Revenue Bonds, Series S1, 6.92%, 04/01/2040	100,000	140,412
Los Angeles Community College District, General Obligation Unlimited, 6.60%, 08/01/2042	100,000	144,109

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
State of California, General Obligation Unlimited, 7.35%, 11/01/2039	$ 150,000	$ 220,141

		504,662

Illinois - 0.1%
City of Chicago, General Obligation Unlimited
Series B, 6.31%, 01/01/2044	210,000	196,159
7.05%, 01/01/2029	200,000	208,014

		404,173

Maryland - 0.0% (I)
County of Baltimore, General Obligation Unlimited, 3.30%, 07/01/2046	100,000	94,997

Michigan - 0.0% (I)
Michigan Tobacco Settlement Finance Authority, Revenue Bonds, Series A, 7.31%, 06/01/2034	100,000	97,924

New York - 0.1%
Port Authority of New York & New Jersey, Revenue Bonds, 4.46%, 10/01/2062	100,000	108,951

Utah - 0.0% (I)
Utah State Board of Regents, Revenue Bonds, Series 1, 1.97% (A), 12/26/2031	62,853	63,185

West Virginia - 0.0% (I)
Tobacco Settlement Finance Authority, Revenue Bonds, Series A, 7.47%, 06/01/2047	100,000	96,198

Total Municipal Government Obligations (Cost $1,317,234)		1,370,090

U.S. GOVERNMENT AGENCY OBLIGATIONS - 10.5%
Federal Home Loan Mortgage Corp. 1.25%, 10/02/2019 (K)	7,525,000	7,483,605
2.38%, 01/13/2022	4,500,000	4,594,446
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates 1.67% (A), 02/25/2023	1,426,279	1,432,515
Federal Home Loan Mortgage Corp. REMIC 1.35% (A), 01/15/2038	755,496	752,233
1.56% (A), 02/15/2041 - 09/15/2045	1,328,658	1,332,293
Federal Home Loan Mortgage Corp. REMIC, Interest Only STRIPS 1.63% (A), 01/15/2038	755,496	43,489
Federal Home Loan Mortgage Corp., Interest Only STRIPS 4.73% (A), 09/15/2043	729,120	146,385
Federal National Mortgage Association 1.88%, 09/18/2018	1,300,000	1,308,117
3.00%, 03/25/2028	443,777	44,728

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
3.50%, 06/01/2045	$ 350,501	$ 360,210
3.50%, TBA (C)	15,700,000	16,082,604
3.70%, 09/01/2034	286,940	298,850
4.50%, 03/01/2039 - 02/01/2041	313,514	337,358
4.50%, TBA (C)	1,000,000	1,071,348
Federal National Mortgage Association REMIC 1.79% (A), 06/25/2041	1,072,333	1,084,085
1.97% (A), 05/25/2040	890,934	902,185
2.07% (A), 11/25/2039	2,899,982	2,958,086
Financing Corp., Principal Only STRIPS Series 1P, 05/11/2018	200,000	197,524
Government National Mortgage Association 1.79% (A), 05/20/2066 - 06/20/2066	1,566,338	1,578,487

Total U.S. Government Agency Obligations (Cost $41,719,617)		42,008,548

U.S. GOVERNMENT OBLIGATIONS - 16.5%
U.S. Treasury - 15.3%
U.S. Treasury Bond 2.75%, 08/15/2042 (K)	6,600,000	6,527,809
2.88%, 11/15/2046 (K)	1,200,000	1,206,610
3.00%, 05/15/2047 (K)	1,000,000	1,032,031
4.25%, 05/15/2039 (K)	2,300,000	2,881,199
4.38%, 11/15/2039 (K)	2,300,000	2,931,511
4.50%, 08/15/2039 (K)	2,760,000	3,575,494
U.S. Treasury Bond, Principal Only STRIPS 02/15/2043	4,100,000	1,954,741
U.S. Treasury Note 1.25%, 04/30/2019 (K)	1,800,000	1,795,570
1.50%, 08/15/2026 (K)	600,000	561,305
1.63%, 05/31/2023 - 02/15/2026 (K)	1,530,000	1,471,472
1.88%, 03/31/2022 - 04/30/2022 (K)	12,300,000	12,305,177
2.00%, 12/31/2021 - 11/15/2026 (K)	6,560,000	6,464,321
2.25%, 02/15/2027 (K)	17,750,000	17,667,498
2.38%, 05/15/2027 (K)	1,200,000	1,207,594

		61,582,332

U.S. Treasury Inflation-Protected Securities - 1.2%
U.S. Treasury Inflation-Indexed Bond 1.00%, 02/15/2046 (K)	1,857,402	1,855,736
U.S. Treasury Inflation-Indexed Note 0.38%, 01/15/2027	3,036,510	2,982,275

		4,838,011

Total U.S. Government Obligations (Cost $65,678,811)		66,420,343

COMMERCIAL PAPER - 0.3%
Consumer Finance - 0.3%
Ford Motor Credit Co. 1.70% (L), 10/05/2017	1,300,000	1,294,280

Total Commercial Paper (Cost $1,294,280)		1,294,280

	Number of Contracts	Value
EXCHANGE-TRADED OPTIONS PURCHASED - 1.2%
Put - 90-Day Eurodollar Futures Exercise Price $98 Expiration Date 03/19/2018	197	$ 16,006
Put - S&P 500® Exercise Price $2,050 Expiration Date 06/15/2018	1,090	4,801,450

Total Exchange-Traded Options Purchased (Cost $5,145,299)		4,817,456

	Notional Amount	Value
OVER-THE-COUNTER STRADDLE SWAPTIONS PURCHASED - 0.0% (I) (M)
Call - 3-Month Forward Volatility Exercise Rate 2.81% Expiration Date 07/18/2017, DUB	$ 1,100,000	26,873

Total Over-the-Counter Straddle Swaptions Purchased (Cost $30,866)		26,873

OVER-THE-COUNTER INTEREST RATE SWAPTIONS PURCHASED - 0.1% (M)
Put - Receives Floating Rate Index 3-Month USD-LIBOR (D) Exercise Rate 2.30% Expiration Date 10/21/2019, GSB	2,900,000	372,614
Put - Receives Floating Rate Index 6-Month EUR-EURIBOR (D) Exercise Rate 1.08% Expiration Date 09/06/2017, GSB	EUR 3,300,000	12,354

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $310,174)		384,968

OVER-THE-COUNTER INTEREST RATE-CAPPED OPTIONS PURCHASED - 0.0% (I) (M)
Call - CMS 2-Year to 10-Year Spread Floor (D) Exercise Rate 0.15% Expiration Date 11/28/2017, CITI	$ 30,600,000	639

Total Over-the-Counter Interest Rate-Capped Options Purchased (Cost $26,010)		639

	Shares	Value
SECURITIES LENDING COLLATERAL - 0.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.97% (L)	774,267	774,267

Total Securities Lending Collateral (Cost $774,267)		774,267

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
REPURCHASE AGREEMENTS - 78.4%
HSBC Bank PLC 1.40% (L), dated 06/30/2017, to be repurchased at $29,703,465 on 07/03/2017. Collateralized by a U.S. Government Obligation, 1.38%, due 12/31/2018, and with a value of $30,608,765.	$ 29,700,000	$ 29,700,000
JPMorgan Securities LLC 1.20% (L), dated 07/03/2017, to be repurchased at $100,006,667 on 07/05/2017. Collateralized by a U.S. Government Obligation, 0.13%, due 07/15/2024, and with a value of $102,033,207.	100,000,000	100,000,000
Merrill Lynch Pierce Fenner & Smith 1.33% (L), dated 06/30/2017, to be repurchased at $125,013,854 on 07/03/2017. Collateralized by a U.S. Government Obligation, 3.63%, due 02/15/2044, and with a value of $128,423,126.	125,000,000	125,000,000
RBC Capital Markets LLC 1.27% (L), dated 06/27/2017, to be repurchased at $50,010,583 on 07/03/2017. Collateralized by a U.S. Government Obligation, 1.38%, due 05/31/2020, and with a value of $51,034,606.	50,000,000	50,000,000
State Street Bank & Trust Co. 0.12% (L), dated 06/30/2017, to be repurchased at $9,630,831 on 07/03/2017. Collateralized by a U.S. Government Obligation, 1.38%, due 05/31/2021, and with a value of $9,824,746.	9,630,734	9,630,734

Total Repurchase Agreements (Cost $314,330,734)		314,330,734

Total Investments (Cost $550,675,359) (N)		553,207,685
Net Other Assets (Liabilities) - (37.9)%		(152,184,211)

Net Assets - 100.0%		$ 401,023,474

REVERSE REPURCHASE AGREEMENTS - (5.9)%

Bank of Nova Scotia 0.98% (L), dated 04/04/2017, to be repurchased at $(2,518,542) on 07/05/2017. Collateralized by a U.S. Government Obligation, 2.75%, due 08/15/2042, and with a value of $(2,599,185).

	$ (2,512,250)	$ (2,512,250)
Bank of Nova Scotia 0.98% (L), dated 04/05/2017, to be repurchased at $(4,364,553) on 07/06/2017. Collateralized by U.S. Government Obligations, 2.00% - 2.75%, due 11/15/2026 - 08/15/2042, and with a total value of $(4,369,695).	(4,353,650)	(4,353,650)

	Principal	Value
REVERSE REPURCHASE AGREEMENTS (continued)

Bank of Nova Scotia 1.01% (L), dated 06/15/2017, to be repurchased at $(10,234,717) on 07/18/2017. Collateralized by U.S. Government Obligations, 1.88% - 2.75%, due 03/31/2022 - 08/15/2042, and with a total value of $(10,152,162).

	$ (10,225,250)	$ (10,225,250)
Merrill Lynch Pierce Fenner & Smith 1.30% (L), dated 06/26/2017, to be repurchased at $(769,695) on 07/03/2017. Collateralized by a U.S. Government Obligation, 4.25%, due 05/15/2039, and with a value of $(755,085).	(769,500)	(769,500)
Merrill Lynch Pierce Fenner & Smith 1.30% (L), dated 06/28/2017, to be repurchased at $(600,152) on 07/05/2017. Collateralized by a U.S. Government Obligation, 1.25%, due 04/30/2019, and with a value of $(599,857).	(600,000)	(600,000)
Merrill Lynch Pierce Fenner & Smith 1.32% (L), dated 06/28/2017, to be repurchased at $(2,617,593) on 07/12/2017. Collateralized by a U.S. Government Obligation, 1.88%, due 04/30/2022, and with a value of $(2,608,011).	(2,616,250)	(2,616,250)
Merrill Lynch Pierce Fenner & Smith 1.32% (L), dated 06/28/2017, to be repurchased at $(1,057,965) on 07/11/2017. Collateralized by a U.S. Government Obligation, 3.00%, due 05/15/2047, and with a value of $(1,036,039).	(1,057,500)	(1,057,500)
RBS Securities, Inc. 1.35% (L), dated 06/22/2017, to be repurchased at $(1,346,707) on 07/06/2017. Collateralized by U.S. Government Obligations, 2.25% - 4.50%, due 02/15/2027 - 08/15/2039, and with a total value of $(1,328,267).	(1,346,000)	(1,346,000)

Total Reverse Repurchase Agreements (Cost $23,480,400)		$ (23,480,400)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

EXCHANGE-TRADED OPTIONS WRITTEN:

Description	Exercise Price		Expiration Date	Number of Contracts	Premiums (Received)	Value
Call - 90-Day Eurodollar Futures	USD	98.75	03/19/2018	197	$(21,999)	$(7,388)

OVER-THE-COUNTER INTEREST RATE-CAPPED OPTIONS WRITTEN: (M)

Description	Counterparty	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums (Received)	Value
Call - CMS 2-Year to 10-Year Spread Floor	CITI	0.04%	USISDA02 - USISDA30	11/28/2017	USD 61,200,000	$(26,316)	$(1,055)

OVER-THE-COUNTER OPTIONS WRITTEN: (M)

Description	Counterparty	Exercise Price		Expiration Date	Number of Contracts	Premiums (Received)	Value
Call - Federal National Mortgage Association, 3.50%, TBA (J)	CSS	USD	103.11	08/07/2017	10,000,000	$(19,922)	$(19,922)
Call - Federal National Mortgage Association, 3.50%, TBA	CSS	USD	103.63	08/07/2017	10,400,000	(19,500)	(10,083)

Total						$(39,422)	$(30,005)

OVER-THE-COUNTER INTEREST RATE SWAPTIONS WRITTEN: (M)

Description	Counterparty	Floating Rate Index	Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Value
Put - 5-Year	GSB	3-Month USD-LIBOR	Pay	2.00%	10/21/2019	USD	14,500,000	$(275,500)	$(435,144)
Put - 10-Year	JPM	3-Month USD-LIBOR	Pay	2.94	09/06/2017	USD	4,100,000	(34,953)	(720)

Total								$(310,453)	$(435,864)

CENTRALLY CLEARED SWAP AGREEMENTS: (O)

Credit Default Swap Agreements on Credit Indices - Buy Protection (P)
Reference Obligation	Fixed Rate Payable	Expiration Date	Notional Amount (Q)		Fair Value (R)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Markit iTraxx® Europe Index - Series 27	1.00%	06/20/2022	EUR	200,000	$(5,016)	$(3,517)	$(1,499)

Credit Default Swap Agreements on Credit Indices - Sell Protection (S)
Reference Obligation	Fixed Rate Receivable	Expiration Date	Notional Amount (Q)		Fair Value (R)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North America Investment Grade Index - Series 25	1.00%	12/20/2020	USD	1,500,000	$31,148	$7,529	$23,619
North America Investment Grade Index - Series 26	1.00	06/20/2021	USD	1,700,000	37,241	18,335	18,906
North America Investment Grade Index - Series 27	1.00	12/20/2021	USD	11,200,000	234,008	162,028	71,980
North America Investment Grade Index - Series 28	1.00	06/20/2022	USD	29,900,000	563,977	530,697	33,280

Total					$866,374	$718,589	$147,785

Interest Rate Swap Agreements

Floating Rate Index	Pay/Receive Fixed Rate	Fixed Rate	Expiration Date	Notional Amount		Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month CAD-CDOR	Pay	1.75%	12/16/2046	CAD	1,800,000	$208,584	$215,461	$(6,877)
3-Month USD-LIBOR	Pay	1.50	06/21/2027	USD	17,400,000	1,249,561	1,482,941	(233,380)
3-Month USD-LIBOR	Pay	1.75	12/21/2026	USD	1,900,000	85,078	108,261	(23,183)
3-Month USD-LIBOR	Receive	2.25	12/16/2022	USD	200,000	2,711	(1,196)	3,907

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

CENTRALLY CLEARED SWAP AGREEMENTS (continued): (O)

Interest Rate Swap Agreements (continued)

Floating Rate Index	Pay/Receive Fixed Rate	Fixed Rate	Expiration Date	Notional Amount		Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
6-Month EUR-EURIBOR	Receive	2.04%	02/03/2037	EUR	1,800,000	$(10,030)	$—	$(10,030)
6-Month GBP-LIBOR	Pay	1.50	09/20/2027	GBP	2,500,000	(40,365)	(33,070)	(7,295)
6-Month GBP-LIBOR	Pay	2.04	02/01/2037	GBP	1,600,000	(17,405)	472	(17,877)

Total						$1,478,134	$1,772,869	$(294,735)

OVER-THE-COUNTER SWAP AGREEMENTS: (M)

Credit Default Swap Agreements on Corporate and Sovereign Issues - Sell Protection (S)
Reference Obligation	Counterparty	Fixed Rate Receivable	Expiration Date	Implied Credit Spread at June 30, 2017 (T)	Notional Amount (Q)	Fair Value (R)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Russia Foreign Bond - Eurobond, 7.50%, 03/31/2030	JPM	1.00%	06/20/2020	0.97%	USD 100,000	$129	$(8,694)	$8,823

Credit Default Swap Agreements on Credit Indices - Sell Protection (S)
Reference Obligation	Counterparty	Fixed Rate Receivable	Expiration Date	Notional Amount (Q)		Fair Value (R)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North America CMBS Basket Index - Series AAA8	GSI	0.50%	10/17/2057	USD	900,000	$(5,693)	$(40,282)	$34,589
North America CMBS Basket Index - Series AAA9	GSI	0.50	09/17/2058	USD	600,000	(8,161)	(37,059)	28,898

Total						$(13,854)	$(77,341)	$63,487

Total Return Swap Agreements (U)
Reference Entity	Counterparty	Rate	Pay/Receive	Expiration Date	Number of Shares or Units	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
iShares MSCI EAFE ETF	MLI	3-Month USD-LIBOR	Pay	08/24/2017	788	$(12,751)	$—	$(12,751)
iShares MSCI EAFE ETF	MLI	3-Month USD-LIBOR	Pay	08/24/2017	455	(7,363)	—	(7,363)
iShares MSCI EAFE ETF	CITI	3-Month USD-LIBOR	Receive	05/23/2018	9,398	(55,678)	—	(55,678)
iShares MSCI EAFE ETF	MLI	3-Month USD-LIBOR	Receive	06/07/2018	244	(14,075)	—	(14,075)

						$(89,867)	$—	$(89,867)

FUTURES CONTRACTS: (V)
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
90-Day Eurodollar	Short	(122)	06/17/2019	$—	$(104,924)
90-Day Eurodollar	Short	(109)	12/16/2019	—	(96,639)
5-Year U.S. Treasury Note	Long	15	09/29/2017	—	(3,867)
10-Year U.S. Treasury Note	Short	(71)	09/20/2017	63,941	—
Euro OAT	Short	(14)	09/07/2017	13,601	—
German Euro Bund	Short	(11)	09/07/2017	30,266	—
Russell 2000® Mini Index	Long	283	09/15/2017	20,762	—
S&P 500® E-Mini	Long	1,983	09/15/2017	—	(933,893)
U.S. Treasury Bond	Long	21	09/20/2017	24,253	—

Total				$152,823	$(1,139,323)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

FORWARD FOREIGN CURRENCY CONTRACTS: (M)
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BNP	07/03/2017	DKK	1,441,400	USD	217,368	$4,069	$—
BNP	07/05/2017	EUR	304,000	USD	345,800	1,503	—
BNP	07/05/2017	USD	2,357,302	JPY	263,900,000	10,494	—
BNP	08/02/2017	JPY	263,900,000	USD	2,360,075	—	(10,351)
BNP	08/02/2017	USD	346,308	EUR	304,000	—	(1,527)
BNP	08/08/2017	MXN	11,034,000	USD	572,128	31,944	—
BNP	09/18/2017	USD	2,402,000	KRW	2,723,363,580	18,959	—
BNP	01/02/2018	USD	427,940	DKK	2,869,400	—	(17,532)
BNP	04/03/2018	USD	1,708,606	DKK	11,486,710	—	(84,533)
BOA	07/03/2017	USD	574,500	DKK	3,938,923	—	(30,623)
BOA	07/05/2017	USD	844,360	GBP	657,000	—	(11,490)
BOA	08/08/2017	USD	579,446	MXN	11,213,000	—	(34,426)
BOA	04/03/2018	USD	223,217	DKK	1,539,080	—	(17,042)
CITI	07/05/2017	USD	341,994	EUR	304,000	—	(5,309)
CITI	07/05/2017	USD	1,515,710	GBP	1,178,000	—	(18,828)
CITI	08/15/2017	AUD	312,000	USD	239,306	352	—
CITI	10/02/2017	DKK	2,395,000	USD	348,907	20,919	—
DUB	08/15/2017	USD	611,397	CHF	584,000	560	—
DUB	08/15/2017	USD	238,737	NZD	327,000	—	(686)
GSB	07/03/2017	DKK	1,229,400	USD	179,101	9,768	—
GSB	07/05/2017	USD	87,491	CAD	118,000	—	(3,512)
GSB	08/02/2017	USD	1,278,400	GBP	982,000	—	(2,012)
GSB	01/02/2018	USD	582,251	DKK	4,009,600	—	(40,235)
GSB	04/03/2018	USD	1,703,956	DKK	11,692,210	—	(121,261)
HSBC	07/05/2017	JPY	132,300,000	USD	1,210,552	—	(34,036)
HSBC	10/02/2017	USD	4,274,456	DKK	28,004,000	—	(49,799)
HSBC	10/03/2017	USD	733,272	DKK	4,811,000	—	(9,666)
HSBC	01/02/2018	USD	840,745	DKK	5,833,000	—	(64,823)
JPM	07/03/2017	USD	958,776	DKK	6,290,000	—	(7,534)
JPM	07/05/2017	AUD	109,000	NZD	114,484	—	(114)
JPM	07/05/2017	CAD	118,000	USD	90,021	982	—
JPM	07/05/2017	EUR	580,000	USD	662,068	548	—
JPM	07/05/2017	JPY	131,600,000	USD	1,197,840	—	(27,548)
JPM	08/02/2017	USD	90,068	CAD	118,000	—	(983)
JPM	08/15/2017	USD	218,994	CAD	300,000	—	(12,533)
JPM	08/15/2017	USD	388,314	NZD	530,000	259	—
JPM	10/02/2017	USD	483,190	DKK	3,145,000	—	(2,447)
JPM	10/01/2018	DKK	47,000	USD	7,289	131	—
JPM	10/01/2018	USD	423,573	DKK	2,875,000	—	(30,328)
SCB	07/05/2017	GBP	196,000	USD	249,378	5,944	—
SCB	08/15/2017	AUD	507,000	USD	389,311	134	—
WBC	07/05/2017	AUD	667,000	NZD	700,400	—	(585)

Total						$106,566	$(639,763)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

SECURITY VALUATION:

Valuation Inputs (W)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$14,701,775	$—	$14,701,775
Certificates of Deposit	—	2,300,000	—	2,300,000
Corporate Debt Securities	—	95,089,524	—	95,089,524
Foreign Government Obligations	—	5,360,875	—	5,360,875
Mortgage-Backed Securities	—	4,327,313	—	4,327,313
Municipal Government Obligations	—	1,370,090	—	1,370,090
U.S. Government Agency Obligations	—	42,008,548	—	42,008,548
U.S. Government Obligations	—	66,420,343	—	66,420,343
Commercial Paper	—	1,294,280	—	1,294,280
Exchange-Traded Options Purchased	4,817,456	—	—	4,817,456
Over-the-Counter Straddle Swaptions Purchased	—	26,873	—	26,873
Over-the-Counter Interest Rate Swaptions Purchased	—	384,968	—	384,968
Over-the-Counter Interest Rate-Capped Options Purchased	—	639	—	639
Securities Lending Collateral	774,267	—	—	774,267
Repurchase Agreements	—	314,330,734	—	314,330,734

Total Investments	$5,591,723	$547,615,962	$—	$553,207,685

Other Financial Instruments
Centrally Cleared Credit Default Swap Agreements	$—	$866,374	$—	$866,374
Centrally Cleared Interest Rate Swap Agreements	—	1,545,934	—	1,545,934
Over-the-Counter Credit Default Swap Agreements	—	129	—	129
Futures Contracts (X)	152,823	—	—	152,823
Forward Foreign Currency Contracts (X)	—	106,566	—	106,566

Total Other Financial Instruments	$152,823	$2,519,003	$—	$2,671,826

LIABILITIES
Other Financial Instruments
Reverse Repurchase Agreements	$—	$(23,480,400)	$—	$(23,480,400)
Exchange-Traded Options Written	(7,388)	—	—	(7,388)
Over-the-Counter Options Written	—	(30,005)	—	(30,005)
Over-the-Counter Interest Rate-Capped Options Written	—	(1,055)	—	(1,055)
Over-the-Counter Interest Rate Swaptions Written	—	(435,864)	—	(435,864)
Centrally Cleared Credit Default Swap Agreements	—	(5,016)	—	(5,016)
Centrally Cleared Interest Rate Swap Agreements	—	(67,800)	—	(67,800)
Over-the-Counter Credit Default Swap Agreements	—	(13,854)	—	(13,854)
Over-the-Counter Total Return Swap Agreements	—	(89,867)	—	(89,867)
Futures Contracts (X)	(1,139,323)	—	—	(1,139,323)
Forward Foreign Currency Contracts (X)	—	(639,763)	—	(639,763)

Total Other Financial Instruments	$(1,146,711)	$(24,763,624)	$—	$(25,910,335)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of June 30, 2017.
(B)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2017, the total value of 144A securities is $37,406,077, representing 9.3% of the Portfolio’s net assets.
(C)	Securities on a when-issued, delayed-delivery, or forward commitment basis. Securities to be settled and delivered after June 30, 2017.
(D)	Illiquid security. At June 30, 2017, the value of such securities amounted to $1,687,511 or 0.4% of the Portfolio’s net assets.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(E)	All or a portion of the securities are on loan. The total value of all securities on loan is $758,196. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(F)	Perpetual maturity. The date displayed is the next call date.
(G)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At June 30, 2017, the total value of Regulation S securities is $3,305,149, representing 0.8% of the Portfolio’s net assets.
(H)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of June 30, 2017; the maturity date disclosed is the ultimate maturity date.
(I)	Percentage rounds to less than 0.1% or (0.1)%.
(J)	Fair valued as determined in good faith in accordance with procedures established by the Board. At June 30, 2017, total value of securities is $384,156, representing 0.1% of the Portfolio’s net assets, and total value of derivatives is $(19,922), representing less than (0.1)% of the Portfolio’s net assets.
(K)	Securities are subject to sale-buyback transactions.
(L)	Rates disclosed reflect the yields at June 30, 2017.
(M)	Cash deposit due to broker in the amount of $270,000 has been segregated as collateral for open over-the-counter options, swap agreements, swaptions and/or forward foreign currency contracts.
(N)	Aggregate cost for federal income tax purposes is $550,675,359. Aggregate gross unrealized appreciation and depreciation for all securities is $4,103,298 and $1,570,972, respectively. Net unrealized appreciation for tax purposes is $2,532,326.
(O)	Cash on deposit with broker in the amount of $1,798,000 has been segregated as collateral on centrally cleared swap agreements.
(P)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced obligation or (b) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(Q)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(R)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap agreement, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(S)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(T)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(U)	At the termination date, a net cash flow is exchanged where the total return is equivalent to the return of the reference entity less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return and would receive payment in the event of a negative total return.
(V)	Cash on deposit with broker in the amount of $9,999,000 has been segregated as collateral to cover margin requirements for open futures contracts.
(W)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended June 30, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(X)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

CURRENCY ABBREVIATIONS (continued):

EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NZD	New Zealand Dollar
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

BNP	BNP Paribas
BOA	Bank of America, N.A.
CITI	Citibank N.A.
CSS	Credit Suisse Securities (USA) LLC
DUB	Deutsche Bank AG
GSB	Goldman Sachs Bank
GSI	Goldman Sachs International
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank, N.A.
MLI	Merrill Lynch International
SCB	Standard Chartered Bank
WBC	Westpac Banking Corp.

PORTFOLIO ABBREVIATIONS:

CDOR	Canadian Dollar Offered Rate
CMBS	Commercial Mortgage-Backed Securities
CMS	Constant Maturity Swap
EAFE	Europe, Australasia and Far East
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offer Rate
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
OAT	Obligations Assimilables du Tresor (Treasury Obligations)
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced
USISDA02	USD ICE Swap Rate 2-Year Index
USISDA30	USD ICE Swap Rate 30-Year Index

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2017

(unaudited)

Assets:
Investments, at value (cost $236,344,625) (including securities loaned of $758,196)	$238,876,951
Repurchase agreement, at value (cost $314,330,734)	314,330,734
Cash collateral on deposit with broker	11,797,000
Foreign currency, at value (cost $353,864)	361,664
Receivables and other assets:
Shares of beneficial interest sold	78,102
Investments sold	42,492
When-issued, delayed-delivery, and forward commitment securities sold	27,485,598
Interest	1,407,985
Tax reclaims	434
Net income from securities lending	146
Variation margin receivable	505,039
Prepaid expenses	1,660
OTC swap agreements, at value	129
Unrealized appreciation on forward foreign currency contracts	106,566

Total assets	594,994,500

Liabilities:
Cash deposit due to broker	270,000
Payables and other liabilities:
Shares of beneficial interest redeemed	1,147
Investments purchased	100,322,991
When-issued, delayed-delivery, and forward commitment securities purchased	45,463,860
Investment management fees	270,975
Distribution and service fees	80,340
Transfer agent costs	1,268
Trustees, CCO and deferred compensation fees	1,209
Audit and tax fees	12,550
Custody fees	5,042
Legal fees	1,674
Printing and shareholder reports fees	31,714
Interest	21,943
Other	3,490
Deferred income for sale-buyback financing transactions	7,972
Payable for sale-buyback financing transactions	22,002,388
Collateral for securities on loan	774,267
Reverse repurchase agreements, at value (cost $23,480,400)	23,480,400
Written options and swaptions, at value (premium received $398,190)	474,312
OTC swap agreements, at value	103,721
Unrealized depreciation on forward foreign currency contracts	639,763

Total liabilities	193,971,026

Net assets	$401,023,474

Net assets consist of:
Capital stock ($0.01 par value)	$329,375
Additional paid-in capital	364,917,338
Undistributed (distributions in excess of) net investment income (loss)	2,499,555
Accumulated net realized gain (loss)	32,487,033
Net unrealized appreciation (depreciation) on:
Investments	2,532,326
Written options and swaptions	(76,122)
Swap agreements	(166,006)
Futures contracts	(986,500)
Translation of assets and liabilities denominated in foreign currencies	(513,525)

Net assets	$401,023,474

Net assets by class:
Initial Class	$12,877,381
Service Class	388,146,093

Shares outstanding:
Initial Class	1,042,036
Service Class	31,895,436

Net asset value and offering price per share:
Initial Class	$12.36
Service Class	12.17

STATEMENT OF OPERATIONS

For the period ended June 30, 2017

(unaudited)

Investment Income:
Interest income	$3,084,732
Net income (loss) from securities lending	2,324

Total investment income	3,087,056

Expenses:
Investment management fees	1,596,437
Distribution and service fees:
Service Class	473,094
Transfer agent costs	2,691
Trustees, CCO and deferred compensation fees	4,704
Audit and tax fees	12,581
Custody fees	81,528
Legal fees	9,988
Printing and shareholder reports fees	19,366
Interest	47,550
Other	4,831

Total expenses	2,252,770

Net investment income (loss)	834,286

Net realized gain (loss) on:
Investments	(5,977,158)
Written options and swaptions	62,038
Swap agreements	7,466,365
Futures contracts	20,382,889
Foreign currency transactions	739,999

Net realized gain (loss)	22,674,133

Net change in unrealized appreciation (depreciation) on:
Investments	4,575,417
Written options and swaptions	215,172
Swap agreements	(147,265)
Futures contracts	(351,520)
Translation of assets and liabilities denominated in foreign currencies	(2,516,191)

Net change in unrealized appreciation (depreciation)	1,775,613

Net realized and change in unrealized gain (loss)	24,449,746

Net increase (decrease) in net assets resulting from operations	$25,284,032

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2017 (unaudited)	December 31, 2016
From operations:
Net investment income (loss)	$834,286	$333,487
Net realized gain (loss)	22,674,133	17,288,906
Net change in unrealized appreciation (depreciation)	1,775,613	(223,700)

Net increase (decrease) in net assets resulting from operations	25,284,032	17,398,693

Capital share transactions:
Proceeds from shares sold:
Initial Class	282,447	661,943
Service Class	16,981,140	51,761,122

	17,263,587	52,423,065

Cost of shares redeemed:
Initial Class	(732,297)	(1,511,314)
Service Class	(19,283,363)	(20,802,249)

	(20,015,660)	(22,313,563)

Net increase (decrease) in net assets resulting from capital share transactions	(2,752,073)	30,109,502

Net increase (decrease) in net assets	22,531,959	47,508,195

Net assets:
Beginning of period/year	378,491,515	330,983,320

End of period/year	$401,023,474	$378,491,515

Undistributed (distributions in excess of) net investment income (loss)	$2,499,555	$1,665,269

Capital share transactions - shares:
Shares issued:
Initial Class	23,500	59,348
Service Class	1,444,267	4,686,558

	1,467,767	4,745,906

Shares redeemed:
Initial Class	(60,922)	(135,237)
Service Class	(1,625,216)	(1,868,246)

	(1,686,138)	(2,003,483)

Net increase (decrease) in shares outstanding:
Initial Class	(37,422)	(75,889)
Service Class	(180,949)	2,818,312

	(218,371)	2,742,423

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013		December 31, 2012
Net asset value, beginning of period/year	$11.57		$11.01		$11.65	$11.45	$9.87		$9.85

Investment operations:
Net investment income (loss) (A)	0.04		0.04	(B)	(0.01)	(0.02)	(0.01)		0.03	(C)
Net realized and unrealized gain (loss)	0.75		0.52		(0.36)	0.77	1.68		0.07

Total investment operations	0.79		0.56		(0.37)	0.75	1.67		0.10

Dividends and/or distributions to shareholders:
Net investment income	—		—		—	(0.21)	(0.09)		(0.08)
Net realized gains	—		—		(0.27)	(0.34)	—		—

Total dividends and/or distributions to shareholders	—		—		(0.27)	(0.55)	(0.09)		(0.08)

Net asset value, end of period/year	$12.36		$11.57		$11.01	$11.65	$11.45		$9.87

Total return (D)	6.83	%(E)	5.09%		(3.16)%	6.63%	17.03%		0.98%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$12,877		$12,492		$12,715	$14,346	$14,042		$12,685
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.91	%(F)	0.90%		0.90%	0.90%	1.00%		1.06	%(G)
Including waiver and/or reimbursement and recapture	0.91	%(F)	0.89	%(B)	0.90%	0.95%	0.95%		0.99	%(G)
Net investment income (loss) to average net assets	0.67	%(F)	0.33	%(B)	(0.11)%	(0.18)%	(0.14)%		0.28%
Portfolio turnover rate	19	%(E)(H)	57	%(H)	49%	39%	75	%(I)	1,349	%(J)

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Annualized.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(H)	Excludes sale-buyback transactions.
(I)	Decrease in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.
(J)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013		December 31, 2012
Net asset value, beginning of period/year	$11.41		$10.88		$11.55	$11.37	$9.81		$9.79

Investment operations:
Net investment income (loss) (A)	0.02		0.01	(B)	(0.04)	(0.05)	(0.04)		0.00	(C)(D)
Net realized and unrealized gain (loss)	0.74		0.52		(0.36)	0.77	1.68		0.07

Total investment operations	0.76		0.53		(0.40)	0.72	1.64		0.07

Dividends and/or distributions to shareholders:
Net investment income	—		—		—	(0.20)	(0.08)		(0.05)
Net realized gains	—		—		(0.27)	(0.34)	—		—

Total dividends and/or distributions to shareholders	—		—		(0.27)	(0.54)	(0.08)		(0.05)

Net asset value, end of period/year	$12.17		$11.41		$10.88	$11.55	$11.37		$9.81

Total return (E)	6.66	%(F)	4.87%		(3.46)%	6.39%	16.81%		0.69%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$388,146		$366,000		$318,268	$189,137	$109,161		$36,090
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.16	%(G)	1.15%		1.15%	1.15%	1.25%		1.31	%(H)
Including waiver and/or reimbursement and recapture	1.16	%(G)	1.14	%(B)	1.15%	1.20%	1.20%		1.24	%(H)
Net investment income (loss) to average net assets	0.42	%(G)	0.09	%(B)	(0.35)%	(0.43)%	(0.39)%		0.03%
Portfolio turnover rate	19	%(F)(I)	57	%(I)	49%	39%	75	%(J)	1,349	%(K)

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(F)	Not annualized.
(G)	Annualized.
(H)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(I)	Excludes sale-buyback transactions.
(J)	Decrease in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.
(K)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2017

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PIMCO Tactical - Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Commercial paper: Commercial paper is valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations and variable rate notes: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at June 30, 2017, if any, are identified within the Schedule of Investments.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at June 30, 2017, if any, are identified within the Schedule of Investments.

To be announced (“TBA”) commitments: TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities.

TBA commitments held at June 30, 2017, if any, are identified within the Schedule of Investments. Open balances at June 30, 2017, if any, are included in When-issued, delayed-delivery, and forward commitment securities purchased or sold within the Statement of Assets and Liabilities.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at June 30, 2017, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations with a corresponding adjustment to cost within the Statement of Assets and Liabilities.

When-issued, delayed-delivery, and forward commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, and forward commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding,

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

4. SECURITIES AND OTHER INVESTMENTS (continued)

the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

When-issued, delayed-delivery, and forward commitment transactions held at June 30, 2017, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, and forward commitment securities purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at June 30, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to each other as well as to other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of June 30, 2017, the Portfolio has not utilized the program.

Reverse repurchase agreements: The Portfolio may enter into reverse repurchase agreements in which the Portfolio sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. The Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Pursuant to the terms of the reverse repurchase agreements, the Portfolio’s custodian must segregate assets with an aggregate market value greater than or equal to 100% of the repurchase price. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Portfolio are obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the Portfolio exercising its rights under the agreement, or those rights may be limited by other contractual agreements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

For the period ended June 30, 2017, the Portfolio’s average borrowings are as follows:

Average Daily Borrowing	Number of Days Outstanding	Weighted Average Interest Rate
$ 17,179,028	181	0.87%

Open reverse repurchase agreements at June 30, 2017, if any, are included within the Schedule of Investments.

Sale-buyback: The Portfolio may enter into sale-buyback financing transactions. The Portfolio accounts for sale-buyback financing transactions as borrowing transactions and realize gains and losses on these transactions at the end of the roll period. Sale-buyback financing transactions involve sales by the Portfolio of securities and simultaneously contracts to repurchase the same or substantially similar securities at an agreed upon price and date.

The Portfolio forgoes principal and interest paid during the roll period on the securities sold in a sale-buyback financing transaction. The Portfolio is compensated by the difference between the current sales price and the price for the future purchase (often referred to as the “price drop”), as well as by any interest earned on the proceeds of the securities sold. Sale-buyback financing transactions may be renewed with a new sale and a repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract. Sale-buyback financing transactions expose the Portfolio to risks such as, the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio, the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Portfolio’s forward commitment to repurchase the subject security. Sale-buyback financing transactions accounted for as borrowing transactions are excluded from the Portfolio’s portfolio turnover rates. The Portfolio recognizes price drop fee income on a straight line basis over the period of the roll. For the period ended June 30, 2017, the Portfolio earned price drop fee income of $60,123. The price drop fee income is included in Interest income within the Statement of Operations.

The outstanding payable for securities to be repurchased, if any, is included in Payable for sale-buyback financing transactions within the Statement of Assets and Liabilities. The interest expense is included in Interest income within the Statement of Operations. In periods of increased demand of the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio, and is reflected in Interest income within the Statement of Operations.

For the period ended June 30, 2017, the Portfolio’s average borrowings are as follows:

Average Daily Borrowing	Number of Days Outstanding	Weighted Average Interest Rate
$ 10,119,597	132	0.93%

Open sale-buyback financing transactions at June 30, 2017, if any, are identified within the Schedule of Investments.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2017.

Repurchase agreements at June 30, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of June 30, 2017.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$774,267	$—	$—	$—	$774,267
Reverse Repurchase Agreements
U.S. Government Obligations	$769,500	$22,710,900	$—	$—	$23,480,400
Sale Buy-back Transactions
U.S. Government Obligations	$1,219,943	$—	$20,782,445	$—	$22,002,388
Total Borrowings	$2,763,710	$22,710,900	$20,782,445	$—	$46,257,055

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Options on exchange-traded funds and/or securities: The Portfolio may purchase or write options on ETFs and/or securities. Purchasing or writing options on ETFs and/or securities gives the Portfolio the right, but not the obligation to buy or sell a specified ETF and/or security as an underlying instrument for the option contract.

Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Options on futures: The Portfolio may purchase or write options on futures. Purchasing or writing options on futures gives the Portfolio the right, but not obligation to buy or sell a position on a futures contract at the specified option exercise price at any time during the period of the option.

Inflation-capped options: The Portfolio may purchase or write inflation-capped options. Purchasing or writing inflation-capped options gives the Portfolio the right, but not the obligation to buy or sell an option which applies a cap to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to the investments in inflation-linked products.

Interest rate-capped options: The Portfolio may purchase or write interest rate-capped options. Purchasing or writing interest rate-capped options gives the Portfolio the right, but not the obligation to buy or sell an option which applies a cap to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate-linked products.

Interest rate swaptions: The Portfolio may purchase or write interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Straddle swaptions: The Portfolio may purchase or write straddle swaption agreements which is an investment strategy that consists of two swaptions, each with a different underlying swap, wherein the holder buys both a payer and receiver option on the same floating rate. If the floating rate falls, the holder receives the fixed rate, and if the floating rate rises, the holder pays the fixed rate.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability within the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

As of June 30, 2017, transactions in written options are as follows:

	Call Options		Put Options
	Amount of Premiums	Number of Contracts	Amount of Premiums	Number of Contracts
Balance at December 31, 2016	$—	—	$—	—
Options written	78,000	20,400,235	19,277	69
Options closed	—	—	—	—
Options expired	—	—	(19,277)	(69)
Options exercised	(16,579)	(38)	—	—
Balance at June 30, 2017	$61,421	20,400,197	$—	—

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

As of June 30, 2017, transactions in written interest rate-capped options and swaptions are as follows:

	Call Options					Put Options
	Amount of Premiums	Notional Amount		Notional Amount		Amount of Premiums	Notional Amount		Notional Amount
Balance at December 31, 2016	$44,863	EUR	—	USD	63,800,000	$296,300	EUR	—	USD	17,100,000
Options written	4,514		700,000		—	85,775		4,700,000		9,600,000
Options closed	—		—		—	(35,357)		(3,000,000)		(1,100,000)
Options expired	(22,825)		(500,000)		(2,600,000)	(15,465)		(1,100,000)		(4,400,000)
Options exercised	(236)		(200,000)		—	(20,800)		(600,000)		(2,600,000)
Balance June 30, 2017	$26,316	EUR	—	USD	61,200,000	$310,453	EUR	—	USD	18,600,000

Open option contracts at June 30, 2017, if any, are included within the Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Statement of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options, at value within the Statement of Assets and Liabilities.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss within the Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected as such within the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as Net realized gain (loss) within the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as Net realized gain (loss) within the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of Net realized gain (loss) within the Statement of Operations.

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swap agreements to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swap agreements, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. The aggregate fair value of the credit default swap agreements is disclosed

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

within the Schedule of Investments. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these swap agreements is included in the footnotes to the Schedule of Investments. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

Total return swap agreements: The Portfolio is subject to commodity risk, equity risk, and other risks related to the underlying investments of the swap agreement in the normal course of pursuing its investment objective. The value of the commodity-linked investments held by a Portfolio can be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-linked derivatives are available from a relatively small number of issuers, subjecting the Portfolio’s investments in commodity-linked derivatives to counterparty risk, which is the risk that the issuer of the commodity-linked derivative will not fulfill its contractual obligations. Total return swap agreements on commodities involve commitments whereby cash flows are exchanged based on the price of a commodity in exchange for either a fixed or floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference entity, which may be an equity, index, or bond, and in return receives a regular stream of payments.

Open centrally cleared swap agreements at June 30, 2017, if any, are listed within the Schedule of Investments. Centrally cleared swap agreements are marked-to-market daily and an appropriate payable or receivable for the variation margin is recorded, if applicable, and is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

Open OTC swap agreements at June 30, 2017, if any, are listed within the Schedule of Investments. The value, as applicable, is shown in OTC swap agreements, at value within the Statement of Assets and Liabilities.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at June 30, 2017, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at June 30, 2017, if any, are listed within the Schedule of Investments. Unrealized appreciation (depreciation), as applicable, is shown in Unrealized appreciation or depreciation on forward foreign currency contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of June 30, 2017.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A) (B)	$412,480	$16,006	$4,801,450	$—	$—	$5,229,936
Centrally cleared swap agreements, at value (B) (C)	1,545,934	—	—	866,374	—	2,412,308
OTC swap agreements, at value	—	—	—	129	—	129
Net unrealized appreciation on futures contracts (B) (D)	132,061	—	20,762	—	—	152,823
Unrealized appreciation on forward foreign currency contracts	—	106,566	—	—	—	106,566
Total	$2,090,475	$122,572	$4,822,212	$866,503	$—	$7,901,762

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Written options and swaptions, at value (B)	$(466,924)	$(7,388)	$—	$—	$—	$(474,312)
Centrally cleared swap agreements, at value (B) (C)	(67,800)	—	—	(5,016)	—	(72,816)
OTC swap agreements, at value	—	—	(89,867)	(13,854)	—	(103,721)
Net unrealized depreciation on futures contracts (B) (D)	(205,430)	—	(933,893)	—	—	(1,139,323)
Unrealized depreciation on forward foreign currency contracts	—	(639,763)	—	—	—	(639,763)
Total	$(740,154)	$(647,151)	$(1,023,760)	$(18,870)	$—	$(2,429,935)

(A)	Included within Investments, at value on the Statement of Assets and Liabilities.
(B)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(C)	Included within fair value of centrally cleared swap agreements as reported within the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(D)	Included within cumulative appreciation (depreciation) on futures contracts as reported within the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of June 30, 2017.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$(2,090)	$(10,079)	$(5,133,581)	$—	$—	$(5,145,750)
Written options and swaptions	47,255	14,783	—	—	—	62,038
Swap agreements	(486,041)	—	7,636,661	315,745	—	7,466,365
Futures contracts	138,124	—	20,244,765	—	—	20,382,889
Forward foreign currency contracts (B)	—	747,278	—	—	—	747,278
Total	$(302,752)	$751,982	$22,747,845	$315,745	$—	$23,512,820

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (C)	$(117,211)	$(2,449)	$(460,221)	$—	$—	$(579,881)
Written options and swaptions	200,561	14,611	—	—	—	215,172
Swap agreements	(292,792)	—	67,962	77,565	—	(147,265)
Futures contracts	(190,542)	—	(160,978)	—	—	(351,520)
Forward foreign currency contracts (D)	—	(2,541,596)	—	—	—	(2,541,596)
Total	$(399,984)	$(2,529,434)	$(553,237)	$77,565	$—	$(3,405,090)

(A)	Included within Net realized gain (loss) on transactions from Investments within the Statement of Operations.
(B)	Included within Net realized gain (loss) on transactions from Foreign currency transactions within the Statement of Operations.
(C)	Included within Net change in unrealized appreciation (depreciation) on Investments within the Statement of Operations.
(D)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies within Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the period ended June 30, 2017.

Purchased Options and Swaptions at value		Written Options and Swaptions at value		Swap Agreements at Notional Amount	Futures Contracts at Notional Amount		Forward Foreign Currency Contracts at Contract Amount
Calls	Puts	Calls	Puts		Long	Short	Purchased	Sold	Cross Currency
$ 16,090	$ 3,868,839	$ (16,885)	$ (550,389)	$ 51,383,415	57,007,286	(60,557,143)	$ 7,689,436	$ 31,871,414	$ 85,033

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

The following is a summary of the Portfolio’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of June 30, 2017. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within the Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
Bank of America, N.A.	$—	$—	$—	$—	$93,581	$—	$—	$93,581
BNP Paribas	66,969	(66,969)	—	—	113,943	(66,969)	—	46,974
Citibank N.A.	21,910	(21,910)	—	—	80,870	(21,910)	—	58,960
Credit Suisse Securities (USA) LLC	—	—	—	—	30,005	—	—	30,005
Deutsche Bank AG	27,433	(686)	—	26,747	686	(686)	—	—
Goldman Sachs Bank	394,736	(394,736)	—	—	602,164	(394,736)	—	207,428
Goldman Sachs International	—	—	—	—	13,854	—	—	13,854
HSBC Bank USA	—	—	—	—	158,324	—	—	158,324
JPMorgan Chase Bank, N.A.	2,049	(2,049)	—	—	82,207	(2,049)	—	80,158
Merrill Lynch International	—	—	—	—	34,189	—	—	34,189
Standard Chartered Bank	6,078	—	—	6,078	—	—	—	—
Westpac Banking Corp.	—	—	—	—	585	—	—	585
Other Derivatives (C)	7,382,587	—	—	7,382,587	1,219,527	—	—	1,219,527

Total	$7,901,762	$(486,350)	$—	$7,415,412	$2,429,935	$(486,350)	$—	$1,943,585

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented within the Schedule of Investments.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $250 million	0.82%
Over $250 million up to $750 million	0.81%
Over $750 million up to $1.5 billion	0.79%
Over $1.5 billion	0.76%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs including the investment management fee but excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.95%	May 1, 2018
Service Class	1.20%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.95%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees for all applicable share classes.

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the period ended June 30, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of June 30, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. For the period ended June 30, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the period ended June 30, 2017.

Cross-trades: The Portfolio is authorized to purchase or sell securities from and to other portfolios within TST, or between the Portfolio and other mutual funds or accounts advised by TAM or the sub-adviser, in each case in accordance with Rule 17a-7 under the 1940 Act, when it is in the best interest of each Portfolio participating in the transaction.

For the period ended June 30, 2017, the Portfolio engaged in the following net cross-trade transactions, which resulted in net realized gains/(losses) as follows:

Purchases	Sales	Net Realized Gains/(Losses)
$ 501,868	$ 200,416	$ 416

8. PRINCIPAL OWNERSHIP

As of June 30, 2017, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	1	97.00%	97.00%
Service Class	1	90.73%	90.73%

9. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 18,187,116	$ 62,931,295	$ 21,109,762	$ 14,281,940

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

11. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implication, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 7-8, 2017, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica PIMCO Tactical – Growth VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and Pacific Investment Management Company LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2018.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Services, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.
In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed continuation of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmark, in each case for various trailing periods ended December 31, 2016.

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate different performance results. The

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Initial Class Shares of the Portfolio was below the median for its peer universe for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Initial Class Shares of the Portfolio was below its primary benchmark for the past 1-, 3- and 5-year periods. The Board noted that the Portfolio’s sub-adviser had commenced subadvising the Portfolio on September 17, 2012 pursuant to its current investment objective and investment strategies.

Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Initial Class Shares of the Portfolio were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM had not made material changes to this methodology, which had been applied consistently for the Portfolio.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through its undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Total Return VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2017, and held for the entire period until June 30, 2017.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Annualized Expense Ratio
Initial Class	$1,000.00	$1,032.30	$3.38	$1,021.50	$3.36	0.67%
Service Class	1,000.00	1,030.70	4.63	1,020.20	4.61	0.92

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2017

(unaudited)

Portfolio Characteristics	Years
Average Maturity §	7.36
Duration †	5.12

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	68.2%
AAA	19.3
AA	10.2
A	5.9
BBB	15.1
BB	6.0
B	2.2
CCC and Below	6.1
Not Rated	13.7
Net Other Assets (Liabilities) ^	(46.7)
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS

At June 30, 2017

(unaudited)

	Principal	Value
ASSET-BACKED SECURITIES - 11.3%
ABFC Trust Series 2004-OPT4, Class A1, 1.84% (A), 04/25/2034	$ 443,100	$ 442,953
ACE Securities Corp. Home Equity Loan Trust Series 2006-HE1, Class A1A, 1.42% (A), 02/25/2036	1,856,146	1,853,955
Adams Mill CLO, Ltd. Series 2014-1A, Class A1R, 0.00% (A), 07/15/2026 (B) (C) (D)	4,400,000	4,400,000
AmeriCredit Automobile Receivables Trust Series 2017-1, Class A2B, 1.51% (A), 05/18/2020	7,000,000	7,001,331
Ameriquest Mortgage Securities Trust Series 2006-R1, Class M1, 1.61% (A), 03/25/2036	200,000	196,292
Amortizing Residential Collateral Trust Series 2002-BC4, Class A, 1.80% (A), 07/25/2032	6,267	5,981
Apidos CLO XVI Series 2013-16A, Class A1R, 2.19% (A), 01/19/2025 (B) (D)	5,000,000	4,997,500
Argent Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-W4, Class A2D, 1.60% (A), 02/25/2036	3,231,390	2,429,741
Bayview Opportunity Master Fund IIIa Trust Series 2016-RN3, Class A1, 3.60% (A), 09/29/2031 (B)	4,587,857	4,612,965
Bear Stearns Asset-Backed Securities I Trust
Series 2005-AQ1, Class M2,
1.87% (A), 03/25/2035	1,014,632	994,890
Series 2006-HE10, Class 21A3,
1.46% (A), 12/25/2036	13,976,456	9,777,743
Series 2007-HE3, Class 1A2,
1.42% (A), 04/25/2037	1,643,543	1,812,061
Bear Stearns Asset-Backed Securities Trust
Series 2002-2, Class A1,
1.88% (A), 10/25/2032	11,650	11,427
Series 2006-SD3, Class 21A1,
3.08% (A), 07/25/2036	109,775	104,098
BNC Mortgage Loan Trust Series 2007-3, Class A3, 1.35% (A), 07/25/2037	1,015,605	1,005,864
Cent CDO 14, Ltd. Series 2007-14A, Class A2A, 1.39% (A), 04/15/2021 (B)	3,082,157	3,067,868
Cent CLO 19, Ltd. Series 2013-19A, Class A1A, 2.50% (A), 10/29/2025 (B)	6,500,000	6,506,429
Cent CLO 21, Ltd. Series 2014-21A, Class A1BR, 2.38% (A), 07/27/2026 (B)	7,000,000	6,999,951
Chase Issuance Trust Series 2017-A1, Class A, 1.46% (A), 01/18/2022	7,000,000	7,023,103
CIT Mortgage Loan Trust Series 2007-1, Class 1A, 2.57% (A), 10/25/2037 (B)	6,629,129	6,579,006

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Citigroup Mortgage Loan Trust
Series 2007-AMC1, Class A1,
1.38% (A), 12/25/2036 (B)	$ 10,113,690	$ 6,711,432
Series 2007-AMC4, Class A2C,
1.39% (A), 05/25/2037	1,349,310	1,334,383
Series 2007-FS1, Class 1A1,
4.62% (A), 10/25/2037 (B)	4,299,670	4,217,381
COA Summit CLO, Ltd. Series 2014-1A, Class A1, 2.51% (A), 04/20/2023 (B)	1,162,001	1,162,049
Countrywide Asset-Backed Certificates
Series 2003-3, Class M1,
2.27% (A), 08/25/2033	1,107,040	996,077
Series 2004-9, Class MV4,
2.79% (A), 11/25/2034	2,500,000	2,155,471
Series 2006-20, Class 1A,
1.36% (A), 04/25/2047	5,219,348	4,907,284
Series 2006-24, Class 1A,
1.36% (A), 06/25/2047	12,347,718	9,522,580
Series 2006-24, Class 2A3,
1.37% (A), 06/25/2047	5,065,683	4,751,217
Series 2006-26, Class 1A,
1.36% (A), 06/25/2037	4,372,050	3,629,301
Series 2007-2, Class 2A3,
1.36% (A), 08/25/2037	7,267,963	6,903,498
Series 2007-9, Class 1A,
1.42% (A), 06/25/2047	9,033,131	7,781,449
CSMC Trust Series 2017-1A, Class A, 4.50%, 03/25/2021	6,188,076	6,192,400
CWABS Asset-Backed Certificates Trust Series 2004-13, Class MV4, 2.07% (A), 04/25/2035	1,384,923	1,391,366
CWABS, Inc. Asset-Backed Certificates Trust Series 2003-BC1, Class A1, 2.02% (A), 03/25/2033	33,615	32,849
Dryden XXV Senior Loan Fund Series 2012-25A, Class AR, 2.36% (A), 01/15/2025 (B)	7,986,481	7,998,437
Emerson Park CLO, Ltd. Series 2013-1A, Class A1AR, 2.14% (A), 07/15/2025 (B)	5,000,000	4,999,980
Ford Credit Floorplan Master Owner Trust Series 2015-4, Class A2, 1.76% (A), 08/15/2020	5,500,000	5,525,727
Golden Credit Card Trust Series 2017-1A, Class A, 1.56% (A), 02/15/2021 (B)	7,000,000	7,014,644
GSAMP Trust
Series 2005-HE1, Class M2,
2.54% (A), 12/25/2034	3,719,300	2,637,190
Series 2007-HS1, Class A1,
2.07% (A), 02/25/2047	3,369,632	3,337,715
Halcyon Loan Advisors Funding, Ltd. Series 2014-3A, 2.41% (A), 10/22/2025 (C) (D)	7,500,000	7,500,000

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Home Equity Asset Trust Series 2002-1, Class A4, 1.82% (A), 11/25/2032	$ 1,283	$ 1,164
Hyundai Auto Lease Securitization Trust Series 2017-B, Class A2A, 1.69%, 12/16/2019 (B)	7,000,000	7,001,780
JMP Credit Advisors CLO III, Ltd. Series 2014-1A, Class AR, 2.40% (A), 10/17/2025 (B)	7,000,000	7,000,014
Lockwood Grove CLO, Ltd. Series 2014-1A, Class A1R, 2.63% (A), 04/25/2025 (B)	8,600,000	8,601,849
Malin CLO BV Series 2007-1A, Class VFNE, 0.00% (A), 05/07/2023 (B)	EUR 2,774,514	3,161,143
Master Asset-Backed Securities Trust Series 2007-HE2, Class A1, 2.37% (A), 08/25/2037	$ 3,879,070	3,042,925
Morgan Stanley ABS Capital I, Inc. Trust
Series 2004-HE9, Class M2,
2.15% (A), 11/25/2034	2,236,605	2,207,056
Series 2005-WMC6, Class M3,
1.98% (A), 07/25/2035	5,816,223	5,666,198
Series 2007-HE5, Class A2C,
1.47% (A), 03/25/2037	3,147,420	1,647,438
Mountain Hawk III CLO, Ltd. Series 2014-3A, Class AR, 2.36% (A), 04/18/2025 (B)	5,600,000	5,599,972
MP CLO V, Ltd. Series 2014-1A, Class AR, 2.41% (A), 07/18/2026 (B)	7,000,000	6,999,965
National Collegiate Student Loan Trust Series 2005-1, Class A4, 1.46% (A), 11/27/2028	151,824	151,770
Navient Student Loan Trust Series 2017-3A, Class A1, 1.52% (A), 07/26/2066 (B)	7,920,346	7,920,345
New Century Home Equity Loan Trust Series 2005-C, Class A2C, 1.47% (A), 12/25/2035	987,437	982,863
OCP CLO, Ltd. Series 2014-6A, Class A1A, 2.61% (A), 07/17/2026 (B)	5,300,000	5,301,537
OZLM Funding V, Ltd. Series 2013-5A, Class A1R, 2.29% (A), 01/17/2026 (B)	7,000,000	7,001,330
Palmer Square CLO, Ltd. Series 2013-1A, Class A1R, 2.15% (A), 05/15/2025 (B)	5,600,000	5,605,779
RAAC Trust Series 2007-SP1, Class M2, 2.22% (A), 03/25/2037	5,212,000	4,475,914
RASC Series Trust Series 2006-EMX1, Class M1, 1.63% (A), 01/25/2036	3,000,000	2,968,511
RASC Trust
Series 2005-KS11, Class M2,
1.64% (A), 12/25/2035	7,100,000	6,609,308

	Principal	Value
ASSET-BACKED SECURITIES (continued)
RASC Trust (continued)
Series 2006-KS9, Class AI3,
1.38% (A), 11/25/2036	$ 2,201,629	$ 2,044,374
Series 2007-KS3, Class AI4,
1.56% (A), 04/25/2037	4,100,000	3,433,788
SLM Student Loan Trust
Series 2003-11, Class A6,
1.80% (A), 12/15/2025 (B)	8,500,000	8,530,600
Series 2005-3, Class A5,
1.25% (A), 10/25/2024	6,422,688	6,412,979
Sound Point CLO III, Ltd. Series 2013-2A, Class A1R, 2.15% (A), 07/15/2025 (B)	5,000,000	4,999,980
Soundview Home Loan Trust
Series 2005-3, Class M3,
2.04% (A), 06/25/2035	266,379	249,074
Series 2006-OPT2, Class A3,
1.40% (A), 05/25/2036	4,122,988	4,081,589
Series 2007-WMC1, Class 3A1,
1.33% (A), 02/25/2037	1,313,114	505,977
SpringCastle America Funding LLC Series 2016-AA, Class A, 3.05%, 04/25/2029 (B)	5,496,236	5,528,609
Structured Asset Investment Loan Trust
Series 2004-11, Class A4,
2.12% (A), 01/25/2035	1,831,731	1,833,275
Series 2005-9, Class M1,
1.64% (A), 11/25/2035	6,000,000	4,867,498
TICC CLO LLC Series 2012-1A, Class A, 1.75% (A), 08/25/2023 (B)	693,155	693,799
Tralee CLO III, Ltd. Series 2014-3A, Class A1R, 2.61% (A), 07/20/2026 (B)	6,000,000	6,000,222
U.S. Small Business Administration
Series 2003-20I, Class 1,
5.13%, 09/01/2023	52,577	55,955
Series 2004-20C, Class 1,
4.34%, 03/01/2024	383,208	397,000
Series 2008-20L, Class 1,
6.22%, 12/01/2028	927,311	1,027,462
VOLT LVII LLC Series 2017-NPL4, Class A1, 3.38% (A), 04/25/2047 (B)	2,605,910	2,603,960
Wachovia Mortgage Loan Trust Series 2005-WMC1, Class M2, 1.91% (A), 10/25/2035	1,651,000	1,271,050
WaMu Asset-Backed Certificates Trust Series 2007-HE2, Class 2A3, 1.47% (A), 04/25/2037	4,756,595	2,289,511

Total Asset-Backed Securities (Cost $309,089,903)		319,299,151

CERTIFICATES OF DEPOSIT - 4.5%
Banks - 4.2%
Abbey National Treasury Services PLC 1.40% (A), 07/07/2017	7,300,000	7,300,000
Barclays Bank PLC
1.95% (A), 11/06/2017	27,400,000	27,400,000
1.97% (A), 12/06/2017	2,000,000	2,000,000

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CERTIFICATES OF DEPOSIT (continued)
Banks (continued)
Mitsubishi UFJ Trust & Banking Corp. 1.99% (A), 09/19/2017	$ 6,200,000	$ 6,200,000
Mizuho Bank, Ltd. 1.93% (A), 12/12/2017	11,200,000	11,200,000
Natixis SA
1.85% (A), 10/02/2017	12,400,000	12,400,000
1.98% (A), 09/25/2017	4,900,000	4,900,000
Norinchukin Bank 1.87% (A), 10/10/2017	14,100,000	14,100,000
Sumitomo Mitsui Banking Corp. 1.95% (A), 09/15/2017	6,800,000	6,800,000
Sumitomo Mitsui Trust Bank, Ltd.
1.86% (A), 10/06/2017	14,200,000	14,200,000
2.00% (A), 09/18/2017	12,300,000	12,300,000

		118,800,000

Technology Hardware, Storage & Peripherals - 0.3%
HP, Inc. 1.33% (A), 07/05/2017	7,000,000	6,998,981

Total Certificates of Deposit (Cost $125,798,981)		125,798,981

CORPORATE DEBT SECURITIES - 33.8%
Airlines - 0.2%
Latam Airlines Pass-Through Trust 4.20%, 08/15/2029	5,373,923	5,330,018

Banks - 18.0%
Banco do Brasil SA 3.75%, 07/25/2018, MTN (B)	EUR 2,300,000	2,698,437
Banco Espirito Santo SA
2.63%, 05/08/2017, MTN (D) (E) (F) (G)	1,600,000	548,232
4.00%, 01/21/2019, MTN (D) (E) (F) (G)	800,000	274,116
Bank of America Corp.
2.15% (A), 04/24/2023	$ 8,500,000	8,531,203
4.10%, 07/24/2023	4,100,000	4,340,346
5.65%, 05/01/2018, MTN	2,400,000	2,475,367
6.00%, 09/01/2017	1,400,000	1,409,631
6.40%, 08/28/2017, MTN	16,700,000	16,818,587
6.88%, 04/25/2018, MTN	6,400,000	6,660,026
7.63%, 06/01/2019, MTN	15,000,000	16,540,080
Bank of Tokyo-Mitsubishi UFJ, Ltd. 2.26% (A), 09/14/2018 (B)	12,900,000	13,009,908
Barclays Bank PLC
7.63%, 11/21/2022	3,100,000	3,545,625
10.18%, 06/12/2021 (B)	5,520,000	6,913,629
Barclays PLC
2.78% (A), 01/10/2023	5,200,000	5,304,182
3.29% (A), 08/10/2021	5,200,000	5,453,261
8.25% (A), 12/15/2018 (H)	1,100,000	1,166,000
CIT Group, Inc.
5.38%, 05/15/2020 (I)	900,000	968,625
5.50%, 02/15/2019 (B)	2,138,000	2,244,900
Citigroup, Inc.
2.05%, 06/07/2019	500,000	500,323
2.05% (A), 07/30/2018	6,100,000	6,140,077
2.63% (A), 09/01/2023	4,300,000	4,379,851
2.68% (A), 03/30/2021	1,100,000	1,124,851
2.75%, 04/25/2022	8,400,000	8,386,703

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Citigroup, Inc. (continued)
2.90%, 12/08/2021	$ 3,700,000	$ 3,737,492
8.40% (A), 04/30/2018 (H)	5,300,000	5,591,500
Cooperatieve Rabobank UA
4.38%, 08/04/2025	7,400,000	7,760,114
11.00% (A), 06/30/2019 (B) (H)	1,800,000	2,090,700
HSBC Holdings PLC 2.80% (A), 01/05/2022	7,300,000	7,509,313
JPMorgan Chase & Co.
2.40%, 06/07/2021	7,500,000	7,485,787
2.55%, 10/29/2020 - 03/01/2021	8,100,000	8,142,578
2.75%, 06/23/2020	10,000,000	10,167,090
3.90%, 07/15/2025	7,100,000	7,404,377
4.25%, 10/15/2020	3,800,000	4,035,155
6.30%, 04/23/2019	3,000,000	3,228,807
JPMorgan Chase Bank NA 6.00%, 10/01/2017	1,600,000	1,616,400
KBC Bank NV 8.00% (A), 01/25/2023 (F)	2,400,000	2,472,000
Lloyds Bank PLC 12.00% (A), 12/16/2024 (B) (H)	18,400,000	24,995,480
Lloyds Banking Group PLC 7.63% (A), 06/27/2023 (F) (H)	GBP 2,500,000	3,597,965
Mizuho Bank, Ltd. 1.75% (A), 09/25/2017 (B)	$ 10,300,000	10,307,519
National Australia Bank, Ltd. 2.25%, 03/16/2021 (B)	6,000,000	5,989,296
Nykredit Realkredit A/S
1.00%, 04/01/2018, MTN	DKK 372,900,000	57,864,554
1.00%, 04/01/2018 - 07/01/2018	179,000,000	27,847,868
2.00%, 04/01/2018	99,400,000	15,542,820
Realkredit Danmark A/S
1.00%, 01/01/2018 - 04/01/2018, MTN	654,400,000	101,465,273
2.00%, 01/01/2018 - 04/01/2018	131,900,000	20,546,634
Royal Bank of Canada 2.30%, 03/22/2021	$ 6,000,000	6,018,900
Royal Bank of Scotland Group PLC
3.88%, 09/12/2023	6,500,000	6,637,208
6.99% (A), 10/05/2017 (B) (H) (I)	3,600,000	4,077,000
Sumitomo Mitsui Financial Group, Inc. 2.90% (A), 03/09/2021	6,000,000	6,180,498
Toronto-Dominion Bank 2.50%, 01/18/2023 (B)	9,800,000	9,867,992
Wells Fargo & Co.
2.10%, 07/26/2021	4,000,000	3,946,356
2.40% (A), 10/31/2023	2,000,000	2,035,502
2.50%, 03/04/2021	2,500,000	2,508,647
7.98% (A), 03/15/2018 (H)	8,700,000	9,037,125

		509,141,910

Beverages - 0.0% (J)
Constellation Brands, Inc. 4.25%, 05/01/2023	700,000	745,217

Biotechnology - 0.1%
AbbVie, Inc. 2.30%, 05/14/2021	2,500,000	2,493,798

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Capital Markets - 4.5%
Blackstone CQP Holdco, LP 6.50%, 03/20/2021 (B)	$ 9,700,000	$ 9,746,492
Credit Suisse Group Funding Guernsey, Ltd.
3.45% (A), 04/16/2021	5,300,000	5,560,484
3.45%, 04/16/2021	3,700,000	3,798,213
3.75%, 03/26/2025	6,825,000	6,895,659
3.80%, 06/09/2023	5,600,000	5,773,348
Deutsche Bank AG
3.38%, 05/12/2021, MTN	6,400,000	6,482,080
4.25%, 10/14/2021	4,100,000	4,299,600
Goldman Sachs Group, Inc.
2.28% (A), 11/15/2018, MTN	4,800,000	4,849,882
3.75%, 05/22/2025	15,400,000	15,769,462
5.95%, 01/18/2018	3,050,000	3,118,161
Morgan Stanley
2.34% (A), 01/20/2022	2,700,000	2,727,016
6.25%, 08/28/2017, MTN	5,500,000	5,538,275
6.63%, 04/01/2018, MTN	13,900,000	14,393,589
Piper Jaffray Cos. 5.06%, 10/09/2018 (B) (D)	2,000,000	2,020,000
UBS AG
1.54% (A), 12/07/2018 (B) (D)	5,500,000	5,501,760
1.80% (A), 06/08/2020 (B)	9,200,000	9,212,604
2.05% (A), 06/01/2020	500,000	503,872
4.75% (A), 05/22/2023, MTN (F)	7,900,000	8,055,772
5.88%, 12/20/2017	1,569,000	1,600,890
UBS Group Funding Switzerland AG 3.00%, 04/15/2021 (B)	11,000,000	11,168,707

		127,015,866

Construction & Engineering - 0.0% (J)
Odebrecht Offshore Drilling Finance, Ltd.
6.63%, 10/01/2023 (B) (E) (G)	3,689,840	1,236,096
6.75%, 10/01/2023 (B) (E) (G)	413,450	138,506

		1,374,602

Consumer Finance - 2.3%
Ally Financial, Inc. 8.00%, 03/15/2020	9,140,000	10,396,750
Daimler Finance North America LLC
1.88%, 01/11/2018 (B) (I)	1,300,000	1,301,525
2.00%, 08/03/2018 (B)	6,600,000	6,616,823
Ford Motor Credit Co. LLC
2.55%, 10/05/2018	7,200,000	7,247,390
2.94%, 01/08/2019, MTN	6,600,000	6,684,823
3.20%, 01/15/2021	6,500,000	6,597,468
General Motors Financial Co., Inc.
2.09% (A), 04/13/2020	8,400,000	8,442,941
3.00%, 09/25/2017	2,200,000	2,206,136
OneMain Financial Holdings LLC
6.75%, 12/15/2019 (B)	1,100,000	1,155,000
7.25%, 12/15/2021 (B)	700,000	737,275
Springleaf Finance Corp. 6.50%, 09/15/2017, MTN	8,400,000	8,473,500
Synchrony Financial 2.58% (A), 11/09/2017	4,400,000	4,413,961

		64,273,592

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Financial Services - 1.9%
Bear Stearns Cos. LLC
6.40%, 10/02/2017	$ 2,200,000	$ 2,225,359
7.25%, 02/01/2018	1,500,000	1,547,049
BRFkredit A/S
1.00%, 01/01/2018, MTN (F)	DKK 96,900,000	14,988,865
1.00%, 10/01/2018, MTN	46,600,000	7,278,042
4.00%, 01/01/2018	8,300,000	1,302,826
LeasePlan Corp. NV 2.88%, 01/22/2019 (B)	$ 6,400,000	6,420,288
Nordea Kredit Realkreditaktieselskab
1.00%, 10/01/2017 - 04/01/2018, MTN	DKK 70,400,000	10,902,712
2.00%, 10/01/2017 - 01/01/2018	20,500,000	3,187,398
Tayarra, Ltd. 3.63%, 02/15/2022	$ 5,614,480	5,805,108

		53,657,647

Diversified Telecommunication Services - 1.0%
AT&T, Inc.
1.81% (A), 01/15/2020	5,400,000	5,427,983
2.02% (A), 07/15/2021	7,000,000	7,072,499
2.80%, 02/17/2021	5,200,000	5,255,167
Verizon Communications, Inc.
1.72% (A), 05/22/2020	7,000,000	7,005,250
2.95%, 03/15/2022 (B)	2,898,000	2,918,135
2.99% (A), 09/14/2018	1,000,000	1,018,094

		28,697,128

Electric Utilities - 0.5%
Duke Energy Progress LLC 1.37% (A), 11/20/2017	2,000,000	2,001,076
Entergy Corp. 4.00%, 07/15/2022	3,400,000	3,593,487
FirstEnergy Corp. 3.90%, 07/15/2027	3,100,000	3,109,914
Jersey Central Power & Light Co. 4.70%, 04/01/2024 (B)	4,700,000	5,095,942

		13,800,419

Energy Equipment & Services - 0.2%
Regency Energy Partners, LP / Regency Energy Finance Corp.
4.50%, 11/01/2023 (I)	5,500,000	5,706,915
5.00%, 10/01/2022	500,000	536,254

		6,243,169

Equity Real Estate Investment Trusts - 0.8%
Alexandria Real Estate Equities, Inc. 4.30%, 01/15/2026	4,100,000	4,294,114
AvalonBay Communities, Inc. 3.45%, 06/01/2025, MTN	5,500,000	5,592,059
Crown Castle International Corp. 5.25%, 01/15/2023	4,000,000	4,443,356
HCP, Inc. 4.00%, 12/01/2022	3,000,000	3,137,898
Hospitality Properties Trust 4.25%, 02/15/2021	1,900,000	1,981,204
WEA Finance LLC / Westfield UK & Europe Finance PLC 3.25%, 10/05/2020 (B)	4,200,000	4,274,189

		23,722,820

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Food & Staples Retailing - 0.3%
CVS Health Corp. 2.80%, 07/20/2020	$ 8,100,000	$ 8,246,594

Gas Utilities - 0.2%
National Fuel Gas Co. 5.20%, 07/15/2025	5,600,000	5,964,129

Health Care Equipment & Supplies - 0.4%
Becton Dickinson and Co. 2.13%, 06/06/2019 (I)	7,000,000	7,010,633
Boston Scientific Corp. 6.00%, 01/15/2020	2,800,000	3,047,405

		10,058,038

Hotels, Restaurants & Leisure - 0.2%
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.50%, 03/01/2025 (B)	6,200,000	6,521,625

Independent Power & Renewable Electricity Producers - 0.2%
Dynegy, Inc.
7.63%, 11/01/2024	3,000,000	2,910,000
8.00%, 01/15/2025 (B) (I)	4,000,000	3,880,000

		6,790,000

Insurance - 0.1%
American International Group, Inc. 3.75%, 07/10/2025	2,200,000	2,240,876

Machinery - 0.1%
Pentair Finance SA 1.88%, 09/15/2017	4,000,000	4,001,568

Oil, Gas & Consumable Fuels - 0.7%
Enbridge, Inc. 1.95% (A), 06/15/2020	6,800,000	6,796,104
Kinder Morgan Energy Partners, LP 5.95%, 02/15/2018	1,000,000	1,024,705
Petrobras Global Finance BV 8.38%, 05/23/2021	3,200,000	3,582,016
Spectra Energy Partners, LP 1.92% (A), 06/05/2020	7,000,000	7,027,258

		18,430,083

Pharmaceuticals - 0.7%
Allergan Funding SCS 3.45%, 03/15/2022	300,000	309,245
Baxalta, Inc.
2.88%, 06/23/2020	8,350,000	8,483,316
4.00%, 06/23/2025	4,200,000	4,380,655
Forest Laboratories LLC 5.00%, 12/15/2021 (B)	1,200,000	1,310,165
Shire Acquisitions Investments Ireland DAC 2.40%, 09/23/2021	900,000	889,505
Valeant Pharmaceuticals International, Inc.
4.50%, 05/15/2023 (F)	EUR 1,250,000	1,170,415
5.38%, 03/15/2020 (B)	$ 2,200,000	2,125,750

		18,669,051

Semiconductors & Semiconductor Equipment - 0.2%
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.63%, 01/15/2024 (B)	5,000,000	5,114,990

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Software - 0.1%
Oracle Corp. 2.40%, 09/15/2023	$ 3,700,000	$ 3,651,989

Specialty Retail - 0.0% (J)
AutoNation, Inc. 6.75%, 04/15/2018	700,000	726,316

Technology Hardware, Storage & Peripherals - 0.3%
Dell International LLC / EMC Corp. 5.45%, 06/15/2023 (B)	6,500,000	7,053,605

Tobacco - 0.2%
Imperial Brands Finance PLC 2.05%, 07/20/2018 (B)	2,900,000	2,901,087
Reynolds American, Inc. 2.30%, 06/12/2018	2,100,000	2,109,146

		5,010,233

Trading Companies & Distributors - 0.5%
International Lease Finance Corp. 7.13%, 09/01/2018 (B)	13,200,000	13,970,180

Wireless Telecommunication Services - 0.1%
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC 3.36%, 03/20/2023 (B)	3,900,000	3,934,125

Total Corporate Debt Securities (Cost $925,920,435)		956,879,588

FOREIGN GOVERNMENT OBLIGATIONS - 3.5%
Brazil - 3.3%
Brazil Letras do Tesouro Nacional Zero Coupon, 01/01/2018 - 07/01/2018	BRL 243,500,000	69,882,576
Brazil Notas do Tesouro Nacional Series F, 10.00%, 01/01/2023	82,800,000	23,488,878

		93,371,454

Kuwait - 0.2%
Kuwait International Government Bond 2.75%, 03/20/2022 (B)	$ 6,900,000	6,924,150

Total Foreign Government Obligations (Cost $106,517,437)		100,295,604

MORTGAGE-BACKED SECURITIES - 8.3%
Adjustable Rate Mortgage Trust
Series 2005-10, Class 1A21,
3.41% (A), 01/25/2036	173,421	158,743
Series 2005-4, Class 1A1,
3.16% (A), 08/25/2035	147,233	115,248
Series 2005-5, Class 2A1,
3.60% (A), 09/25/2035	141,410	131,487
Alternative Loan Trust
Series 2003-J3, Class 2A1,
6.25%, 12/25/2033	48,354	49,479
Series 2005-14, Class 2A1,
1.43% (A), 05/25/2035	204,264	169,635
Series 2005-56, Class 5A2,
1.99% (A), 11/25/2035	475,910	424,698

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Alternative Loan Trust (continued)
Series 2005-59, Class 1A1,
1.54% (A), 11/20/2035	$ 4,041,128	$ 3,726,376
Series 2005-62, Class 2A1,
1.73% (A), 12/25/2035	18,841	17,114
Series 2005-80CB, Class 1A1,
6.00%, 02/25/2036	6,209,183	5,739,504
Series 2005-81, Class A1,
1.50% (A), 02/25/2037	1,124,295	942,514
Series 2005-J12, Class 2A1,
1.49% (A), 08/25/2035	4,891,755	3,277,333
Series 2006-OA1, Class 2A1,
1.42% (A), 03/20/2046	920,562	782,813
Series 2006-OA12, Class A1B,
1.40% (A), 09/20/2046	4,327,960	3,373,667
Series 2006-OA17, Class 1A1A,
1.41% (A), 12/20/2046	2,857,189	2,302,460
Series 2006-OA19, Class A1,
1.39% (A), 02/20/2047	4,615,308	3,638,221
Series 2006-OA21, Class A1,
1.40% (A), 03/20/2047	2,735,130	2,293,590
Series 2007-9T1, Class 1A10,
6.00%, 05/25/2037	1,229,951	901,986
Series 2007-HY4, Class 1A1,
3.44% (A), 06/25/2037	1,579,725	1,371,429
American Home Mortgage Assets Trust
Series 2006-4, Class 1A12,
1.43% (A), 10/25/2046	2,635,017	1,961,016
Series 2006-5, Class A1,
1.65% (A), 11/25/2046	6,972,248	3,691,260
Series 2007-1, Class A1,
1.43% (A), 02/25/2047	4,143,701	2,690,442
BAMLL Commercial Mortgage Securities Trust
Series 2015-ASHF, Class A,
2.38% (A), 01/15/2028 (B)	4,100,000	4,113,499
Series 2016-ASHF, Class A,
3.06% (A), 12/15/2033 (B)	6,000,000	6,031,675
Banc of America Funding Trust
Series 2005-D, Class A1,
3.18% (A), 05/25/2035	5,031,291	5,240,669
Series 2006-D, Class 5A1,
3.60% (A), 05/20/2036	426,796	387,828
Series 2006-J, Class 4A1,
3.56% (A), 01/20/2047	75,183	70,407
BBCMS Trust Series 2015-STP, Class A, 3.32%, 09/10/2028 (B)	7,968,961	8,197,344
BCAP LLC Trust Series 2013-RR12, Class 1A3, 1.52% (A), 05/26/2035 (B)	104,880	99,661
Bear Stearns Alt-A Trust
Series 2005-8, Class 21A1,
3.43% (A), 10/25/2035	2,927,587	2,807,101
Series 2006-6, Class 32A1,
3.25% (A), 11/25/2036	770,320	631,267
Series 2006-8, Class 3A1,
1.38% (A), 02/25/2034	449,752	416,951

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Bear Stearns Alt-A Trust (continued)
Series 2006-R1, Class 2E21,
3.44% (A), 08/25/2036	$ 602,939	$ 460,328
Bear Stearns ARM Trust
Series 2003-5, Class 2A1,
3.20% (A), 08/25/2033	500,972	503,035
Series 2003-8, Class 2A1,
3.57% (A), 01/25/2034	35,097	35,606
Series 2003-8, Class 4A1,
3.43% (A), 01/25/2034	106,187	106,813
Series 2003-9, Class 2A1,
3.68% (A), 02/25/2034	82,974	84,319
Series 2004-10, Class 22A1,
3.65% (A), 01/25/2035	98,516	96,922
Series 2005-2, Class A2,
3.64% (A), 03/25/2035	167,767	169,516
Series 2005-5, Class A2,
2.82% (A), 08/25/2035	148,553	147,797
Series 2006-4, Class 1A1,
3.54% (A), 10/25/2036	333,027	313,182
Bear Stearns Structured Products, Inc. Trust
Series 2007-R6, Class 1A1,
3.42% (A), 01/26/2036	380,340	345,266
Series 2007-R6, Class 2A1,
3.06% (A), 12/26/2046	275,887	238,643
Berica 8 Residential MBS Srl Series 2008, Class A, 0.00% (A), 03/31/2048 (F)	EUR 4,622,365	5,259,249
Berica ABS Srl Series 2011-1, Class A1, 0.00% (A), 12/31/2055 (F)	3,492,717	3,980,809
Business Mortgage Finance 7 PLC Series 7X, Class A1, 2.32% (A), 02/15/2041 (F)	GBP 2,752,130	3,423,394
CD Mortgage Trust Series 2007-CD5, Class A4, 5.89% (A), 11/15/2044	$ 26,494	26,516
ChaseFlex Trust Series 2007-3, Class 1A2, 1.68% (A), 07/25/2037	1,668,383	891,826
CHL Mortgage Pass-Through Trust
Series 2002-30, Class M,
3.33% (A), 10/19/2032	41,721	38,478
Series 2004-12, Class 11A1,
3.40% (A), 08/25/2034	42,003	38,556
Series 2005-HY10, Class 5A1,
3.16% (A), 02/20/2036	135,019	112,220
Series 2006-OA5, Class 2A2,
1.52% (A), 04/25/2046	67,148	61,762
Citigroup Commercial Mortgage Trust Series 2016-P5, Class AAB, 2.84%, 10/10/2049	7,200,000	7,128,906
Citigroup Mortgage Loan Trust
Series 2005-6, Class A2,
3.18% (A), 09/25/2035	173,284	178,513
Series 2010-9, Class 2A1,
2.99% (A), 11/25/2035 (B)	67,292	67,214

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Citigroup Mortgage Loan Trust, Inc. Series 2005-6, Class A1, 2.69% (A), 09/25/2035	$ 256,438	$ 264,057
Credit Suisse First Boston Mortgage Securities Corp. Series 2003-AR15, Class 2A1, 3.05% (A), 06/25/2033	348,905	345,070
CSMC Trust Series 2008-3R, Class 1A2, 4.00% (A), 07/26/2037 (B)	1,189,187	1,010,499
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2005-AR1, Class 2A1, 2.57% (A), 08/25/2035	122,782	96,572
Eurosail PLC Series 2007-3X, Class A3C, 1.24% (A), 06/13/2045 (F)	GBP 2,466,140	3,100,736
First Horizon Mortgage Pass-Through Trust Series 2005-AR3, Class 2A1, 3.14% (A), 08/25/2035	$ 41,735	35,950
Fort Cre LLC Series 2016-1A, Class A1, 2.71% (A), 05/21/2036 (B) (K)	6,874,155	6,884,438
GreenPoint Mortgage Funding Trust
Series 2006-AR2, Class 4A1,
2.73% (A), 03/25/2036	8,203,216	7,219,122
Series 2006-AR7, Class 1A32,
1.42% (A), 12/25/2046	556,679	425,733
GS Mortgage Securities Corp. Trust Series 2016-RENT, Class A, 3.20%, 02/10/2029 (B)	6,000,000	6,160,985
GS Mortgage Securities Trust
Series 2016-GS3, Class AAB,
2.78%, 10/10/2049	4,400,000	4,402,335
Series 2016-GS3, Class WMA,
3.72% (A), 10/10/2049 (B)	2,000,000	2,009,947
GSR Mortgage Loan Trust
Series 2004-12, Class 1A1,
1.56% (A), 12/25/2034	355,279	322,732
Series 2005-8F, Class 2A6,
5.50%, 11/25/2035	4,659,960	4,645,498
Series 2005-AR6, Class 2A1,
3.11% (A), 09/25/2035	250,689	254,645
Series 2006-AR1, Class 2A1,
3.37% (A), 01/25/2036	4,165	4,052
HarborView Mortgage Loan Trust
Series 2006-5, Class 2A1A,
1.39% (A), 07/19/2046	826,835	488,883
Series 2006-7, Class 2A1A,
1.41% (A), 09/19/2046	379,560	327,586
Hilton USA Trust Series 2016-SFP, Class A, 2.83%, 11/05/2035 (B)	8,600,000	8,535,080
Independent National Mortgage Corp. Index Mortgage Loan Trust Series 2006-AR12, Class A1, 1.41% (A), 09/25/2046	495,154	434,600

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
JPMCC Re-REMIC Trust Series 2016-FLRR, Class AFL, 2.61% (A), 01/15/2033 (B)	$ 4,979,277	$ 4,980,177
LB-UBS Commercial Mortgage Trust Series 2007-C7, Class A3, 5.87% (A), 09/15/2045	2,204,069	2,217,933
Lehman XS Trust Series 2006-4N, Class A1B1, 1.39% (A), 04/25/2046	1	1
Luminent Mortgage Trust Series 2006-6, Class A1, 1.42% (A), 10/25/2046	324,749	290,414
Marche Mutui Srl Series 6, Class A1, 1.92% (A), 01/27/2064 (F)	EUR 900,043	1,031,637
MASTR Alternative Loan Trust Series 2006-2, Class 2A1, 1.62% (A), 03/25/2036	$ 244,473	54,022
Merrill Lynch Mortgage Investors Trust
Series 2005-2, Class 1A,
2.66% (A), 10/25/2035	3,495,323	3,489,799
Series 2005-2, Class 3A,
2.05% (A), 10/25/2035	38,354	36,504
Series 2005-3, Class 4A,
1.47% (A), 11/25/2035	14,096	13,369
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C20, Class ASB,
3.07%, 02/15/2048	6,000,000	6,170,933
Series 2015-C27, Class ASB,
3.56%, 12/15/2047	5,300,000	5,545,709
Morgan Stanley Capital I Trust Series 2015-XLF1, Class A, 2.29% (A), 08/14/2031 (B)	8,689,037	8,686,149
Morgan Stanley Mortgage Loan Trust Series 2007-14AR, Class 1A3, 3.40% (A), 10/25/2037	1,384,505	1,205,761
NACC Reperforming Loan REMIC Trust Series 2004-R1, Class A1, 6.50%, 03/25/2034 (B)	467,208	438,373
RALI Trust
Series 2005-QA13, Class 2A1,
4.22% (A), 12/25/2035	2,577,631	2,261,635
Series 2005-QO3, Class A1,
1.62% (A), 10/25/2045	303,272	266,163
Series 2006-QO6, Class A1,
1.40% (A), 06/25/2046	5,886,632	2,555,256
Series 2007-QO2, Class A1,
1.37% (A), 02/25/2047	4,507,816	2,739,342
RBSSP Resecuritization Trust Series 2009-6, Class 2A1, 3.08% (A), 01/26/2036 (B)	6,124,499	6,194,669
Reperforming Loan REMIC Trust
Series 2003-R4, Class 2A,
5.15% (A), 01/25/2034 (B)	350,085	343,482
Series 2004-R1, Class 2A,
6.50%, 11/25/2034 (B)	243,591	241,096
Series 2005-R2, Class 1AF1,
1.56% (A), 06/25/2035 (B)	457,356	421,573

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Reperforming Loan REMIC Trust (continued)
Series 2006-R1, Class AF1,
1.56% (A), 01/25/2036 (B)	$ 4,426,310	$ 3,942,149
Residential Asset Securitization Trust Series 2007-A2, Class 2A2, 6.50%, 04/25/2037	4,477,446	2,671,177
RFMSI Trust
Series 2003-S9, Class A1,
6.50%, 03/25/2032	5,832	5,992
Series 2005-SA4, Class 1A21,
3.53% (A), 09/25/2035	551,110	457,403
RMAC Securities No. 1 PLC Series 2007-NS1X, Class A2B, 1.38% (A), 06/12/2044 (F)	8,919,223	8,511,935
Sequoia Mortgage Trust
Series 2004-12, Class A1,
1.75% (A), 01/20/2035	765,371	703,067
Series 2010, Class 2A1,
1.97% (A), 10/20/2027	17,679	16,763
Silverstone Master Issuer PLC Series 2015-1A, Class 1A, 0.71% (A), 01/21/2070 (B)	GBP 1,640,000	2,138,203
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-12, Class 3A1,
3.37% (A), 09/25/2034	$ 109,945	109,362
Series 2004-20, Class 3A1,
3.14% (A), 01/25/2035	120,345	117,855
Series 2005-1, Class 1A1,
3.32% (A), 02/25/2035	307,184	297,118
Series 2005-17, Class 3A1,
3.34% (A), 08/25/2035	52,376	52,041
Series 2005-18, Class 3A1,
3.29% (A), 09/25/2035	1,702,132	1,511,108
Series 2006-8, Class 1A2,
3.17% (A), 09/25/2036	4,295,411	3,200,672
Structured Asset Mortgage Investments II Trust
Series 2005-AR5, Class A1,
1.46% (A), 07/19/2035	89,394	84,960
Series 2005-AR5, Class A2,
1.46% (A), 07/19/2035	46,856	45,759
Series 2005-AR5, Class A3,
1.46% (A), 07/19/2035	112,282	109,263
Series 2005-AR8, Class A1A,
1.50% (A), 02/25/2036	196,194	178,977
Series 2006-AR3, Class 12A1,
1.44% (A), 05/25/2036	1,297,922	1,135,113
Series 2006-AR6, Class 2A1,
1.41% (A), 07/25/2046	3,501,844	2,912,006
Series 2006-AR7, Class A1BG,
1.34% (A), 08/25/2036	3,298,755	2,898,471
Structured Asset Mortgage Investments Trust Series 2002-AR3, Class A1, 1.87% (A), 09/19/2032	19,663	19,103
WaMu Mortgage Pass-Through Certificates Trust
Series 2003-AR9, Class 2A,
2.85% (A), 09/25/2033	1,327,097	1,322,356

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
WaMu Mortgage Pass-Through Certificates Trust (continued)
Series 2005-AR13, Class A1A1,
1.51% (A), 10/25/2045	$ 2,953,359	$ 2,928,752
Series 2006-AR10, Class 1A1,
2.92% (A), 09/25/2036	896,704	842,588
Series 2006-AR17, Class 1A,
1.51% (A), 12/25/2046	4,038,119	3,508,826
Series 2006-AR19, Class 1A1A,
1.46% (A), 01/25/2047	150,496	140,674
Series 2006-AR3, Class A1A,
1.73% (A), 02/25/2046	662,812	646,183
Series 2006-AR7, Class 2A,
1.71% (A), 07/25/2046	176,995	160,677
Series 2006-AR7, Class 3A,
2.15% (A), 07/25/2046	1,215,471	1,153,879
Series 2006-AR9, Class 2A,
2.15% (A), 08/25/2046	1,028,360	1,002,381
Series 2007-HY1, Class 1A1,
3.00% (A), 02/25/2037	447,093	406,167
Series 2007-HY4, Class 2A2,
2.64% (A), 04/25/2037	3,542,501	2,996,112
Wells Fargo Mortgage-Backed Securities Trust
Series 2004-CC, Class A1,
3.10% (A), 01/25/2035	144,906	147,468
Series 2005-AR2, Class 1A1,
3.15% (A), 03/25/2035	1,822,821	1,830,602
Series 2006-AR8, Class 2A4,
3.19% (A), 04/25/2036	293,684	294,935

Total Mortgage-Backed Securities (Cost $227,935,310)		234,116,901

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.8%
California - 0.3%
Metropolitan Water District of Southern California, Revenue Bonds, Series A, 6.95%, 07/01/2040	3,000,000	3,374,370
State of California, General Obligation Unlimited, 7.63%, 03/01/2040	3,100,000	4,723,036

		8,097,406

Illinois - 0.1%
State of Illinois, General Obligation Unlimited, 6.63%, 02/01/2035	2,000,000	2,055,200

Kentucky - 0.0% (J)
Kentucky State Property & Building Commission, Revenue Bonds
Series C,
4.30%, 11/01/2019	500,000	523,215
4.40%, 11/01/2020	600,000	637,692

		1,160,907

New York - 0.3%
New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds
4.73%, 11/01/2023	900,000	990,477
4.91%, 11/01/2024	600,000	672,570

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New York (continued)
Port Authority of New York & New Jersey, Revenue Bonds, 4.46%, 10/01/2062	$ 7,000,000	$ 7,626,570

		9,289,617

West Virginia - 0.1%
Tobacco Settlement Finance Authority, Revenue Bonds, Series A, 7.47%, 06/01/2047	2,240,000	2,154,835

Total Municipal Government Obligations (Cost $21,345,734)		22,757,965

U.S. GOVERNMENT AGENCY OBLIGATIONS - 47.4%
Federal Home Loan Mortgage Corp.
2.62% (A), 09/01/2035	70,022	73,372
2.94% (A), 08/01/2023	17,969	18,370
3.12% (A), 09/01/2035	628,076	663,935
3.50%, TBA (C) (L) (M)	29,000,000	29,737,818
4.00%, TBA (C) (L) (M)	16,000,000	16,795,186
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Interest Only STRIPS 1.41% (A), 08/25/2022	17,967,928	977,849
Federal Home Loan Mortgage Corp. REMIC
1.51% (A), 12/15/2029	24,214	24,214
1.56% (A), 06/15/2041	7,776,037	7,796,755
Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates
1.89% (A), 10/25/2044	917,100	929,792
2.09% (A), 07/25/2044	450,013	455,686
6.50%, 07/25/2043	56,493	66,057
Federal National Mortgage Association
1.89% (A), 06/01/2043	118,187	119,992
2.40% (A), 08/01/2035	10,164	10,576
2.63% (A), 09/01/2035	624,181	656,589
2.64% (A), 07/01/2032	5,440	5,603
2.70% (A), 08/01/2035	334,356	346,651
2.71% (A), 10/01/2035	8,746	9,226
2.84% (A), 12/01/2034	7,251	7,580
2.85% (A), 01/01/2028	23,226	24,481
2.89% (A), 08/01/2036	135,849	142,087
2.97% (A), 01/01/2036	4,787,249	5,049,108
3.00%, TBA (C) (L) (M)	241,000,000	240,268,986
3.12% (A), 05/01/2035	561,264	589,295
3.50%, 02/01/2026	116,883	121,856
3.50%, TBA (C) (L) (M)	404,000,000	414,153,023
4.00%, 12/01/2040 - 03/01/2041	429,036	453,538
4.00%, TBA (C) (L) (M)	292,500,000	306,948,593
4.50%, 05/01/2019 - 07/01/2041	116,744	123,701
4.50%, TBA (C) (L) (M)	89,000,000	95,349,940
5.00%, 10/01/2020 - 06/01/2037	469,014	502,785
5.00%, TBA (C) (L) (M)	42,250,000	45,352,229
5.50%, 12/01/2017 - 09/01/2027	180,308	192,530
Federal National Mortgage Association REMIC 1.45% (A), 09/25/2046	8,991,845	9,020,434

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association
1.36% (A), 06/20/2061 - 10/20/2066	$ 13,260,181	$ 13,265,032
1.57% (A), 06/20/2065	5,520,671	5,501,646
1.59% (A), 04/20/2065 - 10/20/2065	49,752,720	49,655,411
1.61% (A), 09/20/2065	7,160,584	7,149,718
1.67% (A), 03/20/2062	4,269,148	4,283,248
1.69% (A), 10/20/2065	6,316,745	6,339,378
1.76% (A), 10/20/2066	8,337,858	8,392,221
1.77% (A), 09/20/2066	11,841,750	11,922,210
1.79% (A), 06/20/2066	6,276,710	6,326,304
1.94% (A), 12/20/2066	2,890,845	2,935,450
3.00%, TBA (C) (L) (M)	7,000,000	7,073,137
3.50%, TBA (C) (L) (M)	5,000,000	5,171,093
4.00%, TBA (C) (L) (M)	20,000,000	21,021,875
Overseas Private Investment Corp. 2.07%, 05/15/2021	13,040,000	13,064,776

Total U.S. Government Agency Obligations (Cost $1,342,068,823)		1,339,089,336

U.S. GOVERNMENT OBLIGATIONS - 20.8%
U.S. Treasury - 12.6%
U.S. Treasury Bond
2.25%, 08/15/2046 (I) (N) (O)	7,400,000	6,514,893
2.50%, 02/15/2046 (N) (O)	2,400,000	2,233,874
2.75%, 08/15/2042 (P)	9,600,000	9,494,995
2.75%, 11/15/2042 (O)	17,700,000	17,489,812
2.88%, 05/15/2043 (P)	10,700,000	10,803,662
2.88%, 08/15/2045 (O)	50,000,000	50,279,300
3.00%, 05/15/2042 (N) (Q)	4,700,000	4,867,254
3.00%, 11/15/2044 - 02/15/2047 (O)	78,600,000	81,046,086
3.13%, 02/15/2043 (N) (P)	4,500,000	4,754,178
3.13%, 08/15/2044 (O)	66,900,000	70,681,389
3.38%, 05/15/2044	35,800,000	39,549,227
3.63%, 08/15/2043 (N)	14,800,000	17,025,787
3.63%, 02/15/2044	9,300,000	10,716,437
3.75%, 11/15/2043 (N)	12,400,000	14,576,299
4.25%, 05/15/2039 (N)	2,000,000	2,505,390
4.38%, 11/15/2039 (N)	800,000	1,019,656
4.38%, 05/15/2040 (N) (P)	1,000,000	1,276,250
4.50%, 08/15/2039 (N) (P)	3,100,000	4,015,954
4.63%, 02/15/2040 (N)	1,100,000	1,450,453
U.S. Treasury Note 1.75%, 09/30/2022 (N) (P) (Q)	5,600,000	5,549,471

		355,850,367

U.S. Treasury Inflation-Protected Securities - 8.2%
U.S. Treasury Inflation-Indexed Bond
0.13%, 04/15/2022 (O)	21,816,312	21,712,205
0.75%, 02/15/2042	2,272,305	2,161,955
1.75%, 01/15/2028 (O)	33,845,320	37,724,434
2.38%, 01/15/2025 (O) (Q)	2,205,070	2,512,086
2.50%, 01/15/2029 (O)	35,644,440	42,854,633
3.63%, 04/15/2028	3,779,200	4,936,947
3.88%, 04/15/2029	26,771,220	36,344,394
U.S. Treasury Inflation-Indexed Note
0.13%, 01/15/2023 (P) (Q)	1,588,890	1,574,363
0.13%, 07/15/2026	6,222,122	6,001,653
0.38%, 07/15/2023 (O) (P) (Q)	9,518,708	9,580,008

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury Inflation-Protected Securities (continued)
U.S. Treasury Inflation-Indexed Note (continued)
0.38%, 01/15/2027	$ 31,073,619	$ 30,518,613
0.63%, 01/15/2026 (O) (P) (Q)	35,088,559	35,310,529

		231,231,820

Total U.S. Government Obligations (Cost $587,095,249)		587,082,187

COMMERCIAL PAPER - 6.8%
Banks - 0.1%
Korea Development Bank 1.31% (R), 08/01/2017	4,600,000	4,594,930

Chemicals - 0.8%
Monsanto Co. 1.37% (R), 07/06/2017	5,000,000	4,999,062
Syngenta AG 2.05% (R), 09/14/2017	16,700,000	16,630,417

		21,629,479

Consumer Finance - 0.4%
Ford Motor Credit Co.
1.70% (R), 10/05/2017	6,200,000	6,172,720
1.75% (R), 09/12/2017	4,600,000	4,584,143

		10,756,863

Diversified Financial Services - 0.6%
VW CR, Inc. 1.42% (R), 07/10/2017	17,000,000	16,994,050

Electric Utilities - 0.9%
Duke Energy Corp. 1.39% (R), 07/12/2017	17,100,000	17,092,842
ENI Finance USA, Inc. 1.81% (R), 10/02/2017	2,800,000	2,787,341
Entergy Corp. 1.46% (R), 07/13/2017	5,300,000	5,297,456

		25,177,639

Energy Equipment & Services - 0.2%
Schlumberger Holdings Corp. 1.45% (R), 08/10/2017	5,000,000	4,992,055

Food & Staples Retailing - 0.7%
Kroger Co. 1.32% (R), 07/03/2017	19,900,000	19,898,563

Food Products - 0.2%
Tyson Foods, Inc. 1.34% (R), 07/07/2017	5,000,000	4,998,900

Independent Power & Renewable Electricity Producers - 0.2%
Exelon Generation Co. LLC 1.48% (R), 07/10/2017	4,900,000	4,898,211

Machinery - 0.6%
Caterpillar Financial Services Corp. 1.29% (R), 07/14/2017	18,500,000	18,491,516

Media - 0.6%
Viacom, Inc. 1.83% (R), 08/04/2017	17,100,000	17,074,350

Multi-Utilities - 0.9%
Engie SA 1.65% (R), 10/03/2017	8,400,000	8,364,907

	Principal	Value
COMMERCIAL PAPER (continued)
Multi-Utilities (continued)
NiSource Finance Corp. 1.50% (R), 07/12/2017	$ 17,100,000	$ 17,092,267

		25,457,174

Oil, Gas & Consumable Fuels - 0.2%
Spectra Energy Partners, LP 1.52% (R), 07/27/2017	7,000,000	6,992,417

Technology Hardware, Storage & Peripherals - 0.2%
Hewlett Packard Enterprise Co. 1.42% (R), 07/27/2017	5,000,000	4,994,944

Wireless Telecommunication Services - 0.2%
Bell Canada, Inc. 1.27% (R), 07/10/2017	6,000,000	5,998,125

Total Commercial Paper (Cost $192,949,216)		192,949,216

SHORT-TERM FOREIGN GOVERNMENT OBLIGATIONS - 8.5%
Japan - 8.5%
Japan Treasury Discount Bill 0.00% (R) (S), 07/24/2017 - 08/28/2017	JPY 27,160,000,000	241,496,079

Total Short-Term Foreign Government Obligations (Cost $246,116,431)		241,496,079

SHORT-TERM U.S. GOVERNMENT OBLIGATION - 0.0% (J)
U.S. Treasury Bill 0.90% (R), 08/31/2017 (T)	$ 606,000	605,084

Total Short-Term U.S. Government Obligation (Cost $605,121)		605,084

	Number of Contracts	Value
EXCHANGE-TRADED OPTIONS PURCHASED - 0.0% (J)
Put - 90-Day Eurodollar Futures Exercise Price $98 Expiration Date 03/19/2018	1,351	109,769
Put - 05-Year U.S. Treasury Note Futures Exercise Price $109 Expiration Date 08/25/2017	4,341	4,341
Put - 05-Year U.S. Treasury Note Futures Exercise Price $112 Expiration Date 08/25/2017	34	531
Put - 10-Year U.S. Treasury Note Futures Exercise Price $110 Expiration Date 08/25/2017	523	523
Put - 10-Year U.S. Treasury Note Futures Exercise Price $111 Expiration Date 08/25/2017	3,190	3,190
Put - 10-Year U.S. Treasury Note Futures Exercise Price $117 Expiration Date 08/25/2017	449	7,016

Total Exchange-Traded Options Purchased (Cost $190,705)		125,370

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Number of Contracts	Value
OVER-THE-COUNTER OPTIONS PURCHASED - 0.0% (U)
Put - Federal National Mortgage Association, 3.50%, TBA Exercise Price $73 Expiration Date 08/07/2017, JPM	89,000,000	$ 0	(V)

Total Over-the-Counter Options Purchased (Cost $3,477)		0

	Notional Amount	Value
OVER-THE-COUNTER INTEREST RATE SWAPTIONS PURCHASED - 0.0% (J) (U)
Put - Receives Floating Rate Index 3-Month USD-LIBOR (D) Exercise Rate 2.91% Expiration Date 08/20/2018, MSCS	$12,500,000	433,884
Put - Receives Floating Rate Index 3-Month USD-LIBOR (D) Exercise Rate 2.93% Expiration Date 08/20/2018, GSB	4,600,000	151,812
Put - Receives Floating Rate Index 3-Month USD-LIBOR (D) Exercise Rate 2.94% Expiration Date 08/20/2018, GSB	4,000,000	129,355

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $2,112,244)		715,051

	Shares	Value
SECURITIES LENDING COLLATERAL - 0.8%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.97% (R)	21,261,058	21,261,058

Total Securities Lending Collateral (Cost $21,261,058)		21,261,058

	Principal	Value
REPURCHASE AGREEMENT - 0.2%
State Street Bank & Trust Co. 0.12% (R), dated 06/30/2017, to be repurchased at $5,864,126 on 07/03/2017. Collateralized by a U.S. Government Obligation, 1.13%, due 08/31/2021, and with a value of $5,984,647.	$ 5,864,067	5,864,067

Total Repurchase Agreement (Cost $5,864,067)		5,864,067

Total Investments (Cost $4,114,874,191) (W)		4,148,335,638
Net Other Assets (Liabilities) - (46.7)%		(1,321,047,571)

Net Assets - 100.0%		$ 2,827,288,067

	Principal	Value
REVERSE REPURCHASE AGREEMENTS - (3.4)%

Bank of Nova Scotia 1.00% (R), dated 04/10/2017, to be repurchased at $(25,818,599) on 07/10/2017. Collateralized by U.S. Government Obligations, 3.38% - 3.63%, due 02/15/2044 - 05/15/2044, and with a total value of $(25,478,459).

	$ (25,753,500)	$ (25,753,500)
Bank of Nova Scotia 1.07% (R), dated 05/03/2017, to be repurchased at $(1,377,261) on 07/28/2017. Collateralized by U.S. Government Obligations, 2.88% - 3.63%, due 02/15/2044 - 08/15/2045, and with a total value of $(1,385,888).	(1,373,750)	(1,373,750)
Credit Agricole Corporate and Investment Bank 1.00% (R), dated 04/12/2017, to be repurchased at $(28,734,937) on 07/06/2017. Collateralized by U.S. Government Obligation, 3.13%, due 08/15/2044, and Cash with a total value of $(28,607,324).	(28,667,250)	(28,667,250)
Credit Agricole Corporate and Investment Bank 1.08% (R), dated 04/25/2017, to be repurchased at $(945,071) on 08/25/2017. Collateralized by a U.S. Government Obligation, 3.13%, due 08/15/2044, and Cash with a total value of $(922,817).	(941,625)	(941,625)
Deutsche Bank Securities, Inc. 0.90% (R), dated 06/30/2017, to be repurchased at $(21,755,882) on 07/03/2017. Collateralized by a U.S. Government Obligation, 0.13%, due 04/15/2022, and with a value of $(21,728,947).	(21,754,250)	(21,754,250)
Societe Generale SA 1.05% (R), dated 06/28/2017, to be repurchased at $(17,220,390) on 07/05/2017. Collateralized by a U.S. Government Obligation, 3.00%, due 02/15/2047, and with a value of $(17,001,678).	(17,216,875)	(17,216,875)

Total Reverse Repurchase Agreements (Cost $95,707,250)		$ (95,707,250)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

EXCHANGE-TRADED OPTIONS WRITTEN:

Description	Exercise Price		Expiration Date	Number of Contracts	Premiums (Received)	Value
Call - 90-Day Eurodollar Futures	USD	98.75	03/19/2018	1,351	$ (143,109)	$ (50,663)

OVER-THE-COUNTER OPTIONS WRITTEN: (U)

Description	Counterparty	Exercise Price		Expiration Date	Number of Contracts	Premiums (Received)	Value
Put - Federal National Mortgage Association, 3.00%, TBA	JPM	USD	98.41	07/06/2017	60,000,000	$(150,000)	$(132)
Put - Federal National Mortgage Association, 3.50%, TBA	JPM	USD	101.95	07/06/2017	27,000,000	(80,156)	(1,439)

Total						$(230,156)	$(1,571)

OVER-THE-COUNTER FOREIGN EXCHANGE OPTIONS WRITTEN: (U)

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Premiums (Received)	Value
Call - USD vs. BRL	GSB	USD	3.40	07/06/2017	USD	12,600,000	$(84,987)	$(8,064)
Call - USD vs. BRL	JPM	USD	3.43	07/07/2017	USD	9,400,000	(73,903)	(2,350)
Call - USD vs. BRL	JPM	USD	3.51	09/27/2017	USD	31,500,000	(488,250)	(412,398)
Call - USD vs. BRL	DUB	USD	4.25	11/17/2017	USD	5,200,000	(151,840)	(6,979)
Put - GBP vs. USD	CITI	GBP	1.26	07/03/2017	GBP	9,500,000	(59,258)	(12)
Put - GBP vs. USD	CITI	GBP	1.26	07/03/2017	GBP	2,500,000	(14,481)	(3)

Total							$(872,719)	$(429,806)

OVER-THE-COUNTER INTEREST RATE SWAPTIONS WRITTEN: (U)

Description	Counterparty	Floating Rate Index	Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Value
Put - 5-Year	MSCS	3-Month USD-LIBOR	Pay	2.80%	08/20/2018	USD	55,100,000	$(1,229,497)	$(235,861)
Put - 5-Year	GSB	3-Month USD-LIBOR	Pay	2.80	08/20/2018	USD	37,600,000	(875,828)	(160,950)

Total								$(2,105,325)	$(396,811)

CENTRALLY CLEARED SWAP AGREEMENTS: (X)

Credit Default Swap Agreements on Corporate and Sovereign Issues - Sell Protection (Y)
Reference Obligation	Fixed Rate Receivable	Expiration Date	Implied Credit Spread at June 30, 2017 (Z)	Notional Amount (AA)		Fair Value (AB)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Deutsche Bank AG, 5.12%, 08/31/2017	1.00%	12/20/2017	0.15%	EUR	6,800,000	$34,248	$27,264	$6,984
MetLife, Inc., 4.75%, 02/08/2021	1.00	06/20/2021	0.41	USD	1,400,000	31,932	4,234	27,698
MetLife, Inc., 4.75%, 02/08/2021	1.00	12/20/2021	0.51	USD	4,500,000	97,504	(26,617)	124,121
Tesco PLC, 6.00%, 12/14/2029	1.00	06/20/2022	1.52	EUR	9,700,000	(282,494)	(454,833)	172,339
Volkswagen International Finance NV, 5.38%, 05/22/2018	1.00	12/20/2021	0.55	EUR	7,400,000	176,050	(57,467)	233,517

Total						$57,240	$(507,419)	$564,659

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

CENTRALLY CLEARED SWAP AGREEMENTS (continued): (X)

Interest Rate Swap Agreements

Floating Rate Index	Pay/Receive Fixed Rate	Fixed Rate	Expiration Date	Notional Amount		Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month CAD-CDOR	Pay	1.75%	12/16/2046	CAD	1,900,000	$220,163	$(24,479)	$244,642
3-Month USD-LIBOR	Pay	1.25	06/21/2021	USD	104,600,000	2,425,365	2,887,431	(462,066)
3-Month USD-LIBOR	Pay	1.25	06/21/2022	USD	35,800,000	1,200,600	1,396,673	(196,073)
3-Month USD-LIBOR	Pay	2.00	12/16/2019	USD	22,700,000	(186,362)	(57,440)	(128,922)
3-Month USD-LIBOR	Pay	2.00	12/16/2019	USD	33,400,000	(272,138)	(445,188)	173,050
3-Month USD-LIBOR	Pay	2.25	12/16/2022	USD	130,500,000	(1,834,526)	(736,439)	(1,098,087)
3-Month USD-LIBOR	Pay	2.50	06/15/2046	USD	8,400,000	108,077	(345,048)	453,125
3-Month USD-LIBOR	Pay	2.50	06/15/2046	USD	5,300,000	35,863	(350,223)	386,086
3-Month USD-LIBOR	Pay	2.75	12/16/2045	USD	85,200,000	(3,434,130)	3,609,662	(7,043,792)
6-Month GBP-LIBOR	Pay	1.00	09/20/2022	GBP	31,400,000	58,620	(193,680)	252,300
6-Month GBP-LIBOR	Pay	1.50	09/20/2027	GBP	36,800,000	(594,175)	(630,610)	36,435
6-Month GBP-LIBOR	Pay	1.75	03/21/2048	GBP	13,600,000	(539,668)	(435,699)	(103,969)
6-Month JPY-LIBOR	Pay	0.30	03/18/2026	JPY	15,040,000,000	(976,810)	(809,114)	(167,696)
6-Month JPY-LIBOR	Pay	0.30	09/20/2027	JPY	2,830,000,000	(51,187)	(144,800)	93,613

Total						$(3,840,308)	$3,721,046	$(7,561,354)

OVER-THE-COUNTER SWAP AGREEMENTS: (U)

Credit Default Swap Agreements on Corporate and Sovereign Issues - Sell Protection (Y)
Reference Obligation	Counterparty	Fixed Rate Receivable	Expiration Date	Implied Credit Spread at June 30, 2017 (Z)	Notional Amount (AA)	Fair Value (AB)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Petrobras Global Finance BV, 8.38%, 12/10/2018	GSI	1.00%	12/20/2019	1.74%	USD 900,000	$(16,687)	$(47,548)	$30,861
Petrobras Global Finance BV, 8.38%, 12/10/2018	BNP	1.00	03/20/2020	1.89	USD 200,000	(4,806)	(20,185)	15,379
Petrobras Global Finance BV, 8.38%, 12/10/2018	HSBC	1.00	03/20/2020	1.89	USD 100,000	(2,403)	(9,567)	7,164
Petrobras International Finance Co. SA, 8.38%, 12/10/2018	BCI	1.00	12/20/2019	1.74	USD 1,400,000	(25,957)	(89,712)	63,755
Petrobras International Finance Co. SA, 8.38%, 12/10/2018	BNP	1.00	12/20/2019	1.74	USD 1,000,000	(18,541)	(45,622)	27,081

Total						$(68,394)	$(212,634)	$144,240

Credit Default Swap Agreements on Credit Indices - Sell Protection (Y)
Reference Obligation	Counterparty	Fixed Rate Receivable	Expiration Date	Notional Amount (AA)	Fair Value (AB)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Home Equity ABS Index - Series 6-2	BCI	0.11%	05/25/2046	USD 6,964,282	$(591,169)	$(1,416,687)	$825,518

FUTURES CONTRACTS: (AC)
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
90-Day Eurodollar	Short	(492)	09/18/2017	$—	$(35,536)
90-Day Eurodollar	Short	(1,096)	12/18/2017	44,423	—
90-Day Eurodollar	Short	(576)	03/19/2018	106,792	—
90-Day Eurodollar	Short	(768)	06/18/2018	104,552	—
90-Day Eurodollar	Short	(446)	12/17/2018	—	(77,039)
90-Day Eurodollar	Short	(390)	03/18/2019	—	(71,976)
5-Year U.S. Treasury Note	Long	8,058	09/29/2017	—	(2,170,930)
10-Year Canada Government Bond	Short	(214)	09/20/2017	626,945	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

FUTURES CONTRACTS (continued): (AC)
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
10-Year U.S. Treasury Note	Long	4,195	09/20/2017	$—	$(1,540,197)
Euro OAT	Short	(1,592)	09/07/2017	2,080,229	—
Euro-BTP Italy Government Bond	Short	(34)	09/07/2017	—	(38,870)
German Euro Bund	Long	642	09/07/2017	—	(1,791,982)
OTC Put Options Exercise Price EUR 146.00 on German Euro Bund Futures (Counterparty: GSB)	Long	775	08/25/2017	—	(752)
U.K. Gilt	Short	(313)	09/27/2017	774,261	—
U.S. Treasury Bond	Short	(1)	09/20/2017	—	(1,064)

Total				$3,737,202	$(5,728,346)

FORWARD FOREIGN CURRENCY CONTRACTS: (U)
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BCLY	08/02/2017	EUR	10,449,000	USD	11,944,618	$11,060	$—
BNP	07/03/2017	USD	121,095	DKK	803,000	—	(2,267)
BNP	07/05/2017	JPY	538,400,000	USD	4,911,248	—	(123,368)
BNP	07/05/2017	USD	23,598,575	EUR	20,746,000	—	(102,537)
BNP	07/05/2017	USD	60,731,577	JPY	6,798,900,000	270,365	—
BNP	07/24/2017	USD	93,696,449	JPY	10,170,000,000	3,177,074	—
BNP	08/02/2017	EUR	20,746,000	USD	23,633,221	104,218	—
BNP	08/02/2017	JPY	6,798,900,000	USD	60,802,998	—	(266,662)
BNP	08/04/2017	ZAR	4,184,000	USD	305,533	12,286	—
BNP	01/02/2018	DKK	803,000	USD	122,403	2,262	—
BNP	01/02/2018	USD	213,095	DKK	1,445,000	—	(11,239)
BNP	01/03/2018	USD	86,783	BRL	296,710	142	—
BNP	04/03/2018	USD	2,463,263	BRL	9,300,000	—	(214,896)
BNP	04/03/2018	USD	38,399,935	DKK	257,419,800	—	(1,784,711)
BOA	07/03/2017	USD	2,877,143	DKK	19,623,553	—	(137,554)
BOA	07/05/2017	EUR	1,261,000	USD	1,433,267	7,353	—
BOA	07/05/2017	USD	35,125,000	EUR	31,250,000	—	(576,328)
BOA	07/05/2017	USD	187,539	ILS	678,000	—	(6,854)
BOA	08/02/2017	CHF	14,120,000	USD	14,751,697	5,602	—
BOA	08/07/2017	USD	2,786,692	JPY	310,000,000	25,942	—
BOA	01/02/2018	USD	23,674,944	DKK	161,778,000	—	(1,440,936)
BOA	04/03/2018	USD	118,247,213	DKK	805,666,000	—	(7,521,679)
BOA	07/02/2018	USD	14,497,484	DKK	94,290,000	—	(302,352)
BOA	07/03/2018	USD	14,188,609	DKK	95,225,000	—	(758,940)
CITI	07/03/2017	DKK	91,265,000	USD	13,751,978	268,740	—
CITI	07/05/2017	BRL	4,137,704	USD	1,259,000	—	(11,458)
CITI	07/05/2017	USD	1,250,742	BRL	4,137,704	3,200	—
CITI	07/05/2017	USD	12,558,008	GBP	9,760,000	—	(155,992)
CITI	08/07/2017	USD	40,805,223	JPY	4,530,000,000	462,653	—
CITI	07/02/2018	USD	14,048,334	DKK	91,265,000	—	(276,697)
DUB	07/05/2017	BRL	4,431,122	USD	1,335,077	932	—
DUB	07/05/2017	CHF	6,200,000	USD	6,475,527	—	(7,762)
DUB	07/05/2017	USD	1,371,175	BRL	4,431,122	35,165	—
DUB	08/02/2017	USD	1,327,120	BRL	4,431,122	—	(685)
DUB	01/03/2018	USD	237,532	BRL	900,000	—	(25,273)
GSB	07/03/2017	DKK	60,541,000	USD	8,912,811	387,888	—
GSB	07/05/2017	BRL	4,142,110	USD	1,252,074	—	(3,203)
GSB	07/05/2017	GBP	23,144,000	USD	29,585,282	563,572	—
GSB	07/05/2017	JPY	3,446,000,000	USD	31,201,855	—	(557,290)
GSB	07/05/2017	USD	1,259,000	BRL	4,142,110	10,130	—
GSB	07/05/2017	USD	966,082	CAD	1,303,000	—	(38,810)
GSB	07/05/2017	USD	1,858,734	JPY	205,800,000	28,598	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

FORWARD FOREIGN CURRENCY CONTRACTS (continued): (U)
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
GSB	08/02/2017	GBP	5,525,000	USD	7,192,628	$11,317	$—
GSB	10/02/2017	DKK	132,030,000	USD	20,353,418	34,081	—
GSB	10/02/2017	USD	329,963	DKK	2,252,000	—	(17,781)
GSB	10/20/2017	RUB	10,734,015	USD	183,135	—	(5,236)
GSB	04/03/2018	USD	17,738,246	DKK	120,619,200	—	(1,091,074)
GSB	10/02/2018	USD	7,374,583	DKK	47,805,000	—	(173,278)
HSBC	07/03/2017	USD	111,453	DKK	739,000	—	(2,077)
HSBC	07/05/2017	GBP	10,282,000	USD	13,062,726	331,265	—
HSBC	08/02/2017	GBP	1,221,000	USD	1,587,084	4,956	—
HSBC	10/02/2017	USD	3,928,637	DKK	25,654,000	—	(32,742)
HSBC	01/03/2018	USD	16,991,036	BRL	57,000,000	346,724	—
HSBC	10/01/2018	DKK	739,000	USD	114,508	2,164	—
JPM	07/05/2017	CHF	2,100,000	USD	2,165,094	25,601	—
JPM	07/05/2017	EUR	61,184,000	USD	68,736,740	1,162,461	—
JPM	07/05/2017	GBP	15,496,000	USD	19,749,664	436,416	—
JPM	07/05/2017	JPY	3,738,800,000	USD	33,881,641	—	(633,266)
JPM	07/05/2017	USD	608,004	NZD	860,000	—	(22,148)
JPM	08/02/2017	EUR	3,696,000	USD	4,220,639	8,300	—
JPM	08/21/2017	USD	21,166,989	JPY	2,340,000,000	315,965	—
JPM	09/18/2017	USD	100,498,095	TWD	3,050,117,189	—	(57,981)
JPM	10/03/2017	BRL	116,700,000	USD	35,125,211	—	(555,405)
JPM	10/03/2017	USD	20,241,870	BRL	71,600,000	—	(968,054)
JPM	10/13/2017	IDR	43,923,110,000	USD	3,236,542	17,745	—
JPM	01/02/2018	USD	13,618,046	DKK	92,143,000	—	(687,067)
JPM	01/03/2018	BRL	296,710	USD	86,190	451	—
JPM	01/03/2018	USD	11,492,046	BRL	41,900,000	—	(742,983)
JPM	04/03/2018	USD	24,762,752	BRL	83,500,000	716,918	—
MSCS	07/03/2018	USD	13,815,308	BRL	47,200,000	424,128	—
NGFP	01/03/2018	USD	28,434,204	BRL	96,500,000	255,675	—
SCB	07/05/2017	GBP	775,000	USD	998,070	11,494	—
SCB	07/20/2017	INR	60,931,005	USD	928,472	11,565	—
SCB	09/18/2017	USD	34,611,740	SGD	47,759,009	—	(121,125)
SCB	10/03/2017	USD	12,256,101	BRL	45,100,000	—	(1,103,781)
UBS	07/05/2017	CHF	5,820,000	USD	5,975,114	96,240	—
UBS	07/05/2017	USD	44,104,818	GBP	34,412,000	—	(722,453)
UBS	08/02/2017	GBP	32,788,000	USD	42,058,709	692,961	—
UBS	08/02/2017	JPY	718,500,000	USD	6,425,132	—	(27,721)
UBS	08/07/2017	USD	21,075,347	JPY	2,340,000,000	236,139	—
UBS	08/28/2017	USD	67,524,325	JPY	7,470,000,000	942,566	—
UBS	09/18/2017	USD	65,968,803	KRW	74,036,787,091	1,183,941	—
UBS	09/18/2017	USD	288,603	THB	9,785,669	523	—
UBS	04/03/2018	USD	6,828,782	DKK	46,248,000	—	(390,786)

Total						$12,646,778	$(21,682,451)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

SECURITY VALUATION:

Valuation Inputs (AD)

Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$319,299,151	$—	$319,299,151
Certificates of Deposit	—	125,798,981	—	125,798,981
Corporate Debt Securities	—	956,879,588	—	956,879,588
Foreign Government Obligations	—	100,295,604	—	100,295,604
Mortgage-Backed Securities	—	234,116,901	—	234,116,901
Municipal Government Obligations	—	22,757,965	—	22,757,965
U.S. Government Agency Obligations	—	1,339,089,336	—	1,339,089,336
U.S. Government Obligations	—	587,082,187	—	587,082,187
Commercial Paper	—	192,949,216	—	192,949,216
Short-Term Foreign Government Obligations	—	241,496,079	—	241,496,079
Short-Term U.S. Government Obligation	—	605,084	—	605,084
Exchange-Traded Options Purchased	125,370	—	—	125,370
Over-the-Counter Options Purchased	—	—	0	(V)	0	(V)
Over-the-Counter Interest Rate Swaptions Purchased	—	715,051	—	715,051
Securities Lending Collateral	21,261,058	—	—	21,261,058
Repurchase Agreement	—	5,864,067	—	5,864,067

Total Investments	$21,386,428	$4,126,949,210	$0	(V)	$4,148,335,638

Other Financial Instruments
Centrally Cleared Credit Default Swap Agreements	$—	$339,734	$—	$339,734
Centrally Cleared Interest Rate Swap Agreements	—	4,048,688	—	4,048,688
Futures Contracts (AE)	3,737,202	—	—	3,737,202
Forward Foreign Currency Contracts (AE)	—	12,646,778	—	12,646,778

Total Other Financial Instruments	$3,737,202	$17,035,200	$—	$20,772,402

LIABILITIES
Other Financial Instruments
Reverse Repurchase Agreements	$—	$(95,707,250)	$—	$(95,707,250)
Exchange-Traded Options Written	(50,663)	—	—	(50,663)
Over-the-Counter Options Written	—	(1,571)	—	(1,571)
Over-the-Counter Foreign Exchange Options Written	—	(429,806)	—	(429,806)
Over-the-Counter Interest Rate Swaptions Written	—	(396,811)	—	(396,811)
Centrally Cleared Credit Default Swap Agreements	—	(282,494)	—	(282,494)
Centrally Cleared Interest Rate Swap Agreements	—	(7,888,996)	—	(7,888,996)
Over-the-Counter Credit Default Swap Agreements	—	(659,563)	—	(659,563)
Futures Contracts (AE)	(5,728,346)	—	—	(5,728,346)
Forward Foreign Currency Contracts (AE)	—	(21,682,451)	—	(21,682,451)

Total Other Financial Instruments	$(5,779,009)	$(127,048,942)	$—	$(132,827,951)

Transfers

Investments	Transfers from Level 1 to Level 2	Transfers from Level 2 to Level 1	Transfers from Level 2 to Level 3	Transfers from Level 3 to Level 2
Mortgage-Backed Securities (K)	$—	$—	$—	$6,884,438

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of June 30, 2017.
(B)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2017, the total value of 144A securities is $435,788,619, representing 15.4% of the Portfolio’s net assets.
(C)	Securities on a when-issued, delayed-delivery, or forward commitment basis. Securities to be settled and delivered after June 30, 2017.
(D)	Illiquid security. At June 30, 2017, the value of such securities amounted to $25,956,659 or 0.9% of the Portfolio’s net assets.
(E)	Securities in default.
(F)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At June 30, 2017, the total value of Regulation S securities is $56,415,125, representing 2.0% of the Portfolio’s net assets.
(G)	Non-income producing securities.
(H)	Perpetual maturity. The date displayed is the next call date.
(I)	All or a portion of the securities are on loan. The total value of all securities on loan is $20,824,283. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(J)	Percentage rounds to less than 0.1% or (0.1)%.
(K)	Transferred from Level 3 to 2 due to utilizing significant observable inputs. As of prior reporting period the security utilized significant unobservable inputs.
(L)	Cash deposit due to broker in the amount of $1,432,000 has been segregated as collateral for open TBA commitment transactions.
(M)	Securities with a total value of $1,242,437 have been segregated by the broker as collateral for open TBA commitment transactions.
(N)	All or a portion of these securities have been segregated by the custodian as collateral for open over-the-counter options, swap agreements, swaptions and/or forward foreign currency contracts. The total value of all securities segregated for open over-the-counter options, swap agreements, swaptions and/or forward foreign currency contracts is $15,393,939.
(O)	Securities are subject to sale-buyback transactions.
(P)	All or a portion of these securities have been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of all securities segregated as collateral to cover margin requirements for open futures contracts is $16,669,992.
(Q)	All or a portion of these securities have been segregated by the custodian as collateral for centrally cleared swap agreements. The total value of all securities segregated as collateral to cover centrally cleared swap agreements is $32,372,282.
(R)	Rates disclosed reflect the yields at June 30, 2017.
(S)	Percentage rounds to less than 0.01% or (0.01)%.
(T)	All or a portion of the security has been segregated by the custodian as collateral for open TBA commitment transactions. The value of the security segregated as collateral to for open TBA commitment transactions is $605,084.
(U)	Cash deposit due to broker in the amount of $4,687,000 has been segregated as collateral for open over-the-counter options, swap agreements, swaptions and/or forward foreign currency contracts.
(V)	Security deemed worthless.
(W)	Aggregate cost for federal income tax purposes is $4,114,874,191. Aggregate gross unrealized appreciation and depreciation for all securities is $65,885,396 and $32,423,949, respectively. Net unrealized appreciation for tax purposes is $33,461,447.
(X)	Cash on deposit with broker in the amount of $711,000 has been segregated as collateral on centrally cleared swap agreements.
(Y)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(Z)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(AA)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(AB)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap agreement, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(AC)	Cash on deposit with broker in the amount of $21,000 has been segregated as collateral to cover margin requirements for open futures contracts.
(AD)	The Portfolio recognizes transfers between Levels at the end of the reporting period. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(AE)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

CURRENCY ABBREVIATIONS:

BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
IDR	Indonesian Rupiah
ILS	Israel New Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
NZD	New Zealand Dollar
RUB	Russian Ruble
SGD	Singapore Dollar
THB	Thai Baht
TWD	Taiwan New Dollar
USD	United States Dollar
ZAR	South African Rand

COUNTERPARTY ABBREVIATIONS:

BCI	Barclays Capital, Inc.
BCLY	Barclays Bank PLC
BNP	BNP Paribas
BOA	Bank of America, N.A.
CITI	Citibank N.A.
DUB	Deutsche Bank AG
GSB	Goldman Sachs Bank
GSI	Goldman Sachs International
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank, N.A.
MSCS	Morgan Stanley Capital Services Inc.
NGFP	Nomura Global Financial Products, Inc.
SCB	Standard Chartered Bank
UBS	UBS AG

PORTFOLIO ABBREVIATIONS:

ABS	Asset-Backed Securities
BTP	Buoni del Tesoro Poliennali (Italian Treasury Bonds)
CDOR	Canadian Dollar Offered Rate
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
OAT	Obligations Assimilables du Tresor (Treasury Obligations)
OTC	Over-the-Counter
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Total Return VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2017

(unaudited)

Assets:
Investments, at value (cost $4,109,010,124) (including securities loaned of $20,824,283)	$4,142,471,571
Repurchase agreement, at value (cost $5,864,067)	5,864,067
Cash	23,119
Cash collateral on deposit with broker	732,000
Foreign currency, at value (cost $6,559,233)	6,603,966
Receivables and other assets:
Shares of beneficial interest sold	139,465
Investments sold	4,120,867
When-issued, delayed-delivery, and forward commitment securities sold	1,682,673,915
Interest	15,688,999
Tax reclaims	10,002
Net income from securities lending	5,764
Variation margin receivable	4,449,767
Prepaid expenses	11,238
Unrealized appreciation on forward foreign currency contracts	12,646,778

Total assets	5,875,441,518

Liabilities:
Cash deposit due to broker	7,791,000
Payables and other liabilities:
Shares of beneficial interest redeemed	476,709
When-issued, delayed-delivery, and forward commitment securities purchased	2,897,625,716
Investment management fees	1,447,086
Distribution and service fees	189,194
Transfer agent costs	9,468
Trustees, CCO and deferred compensation fees	9,475
Audit and tax fees	42,279
Custody fees	26,060
Legal fees	14,840
Printing and shareholder reports fees	181,087
Interest	128,718
Other	22,646
Collateral for securities on loan	21,261,058
Reverse repurchase agreements, at value (cost $95,707,250)	95,707,250
Written options and swaptions, at value (premium received $3,351,309)	878,851
OTC swap agreements, at value	659,563
Unrealized depreciation on forward foreign currency contracts	21,682,451

Total liabilities	3,048,153,451

Net assets	$2,827,288,067

Net assets consist of:
Capital stock ($0.01 par value)	$2,467,382
Additional paid-in capital	2,741,275,154
Undistributed (distributions in excess of) net investment income (loss)	29,669,352
Accumulated net realized gain (loss)	34,936,002
Net unrealized appreciation (depreciation) on:
Investments	33,461,447
Written options and swaptions	2,472,458
Swap agreements	(6,026,937)
Futures contracts	(1,991,144)
Translation of assets and liabilities denominated in foreign currencies	(8,975,647)

Net assets	$2,827,288,067

Net assets by class:
Initial Class	$1,910,706,955
Service Class	916,581,112

Shares outstanding:
Initial Class	166,321,274
Service Class	80,416,923

Net asset value and offering price per share:
Initial Class	$11.49
Service Class	11.40
STATEMENT OF OPERATIONS

For the period ended June 30, 2017

(unaudited)

Investment Income:
Interest income	$41,208,198
Net income (loss) from securities lending	31,859
Withholding taxes on foreign income	(1,627)

Total investment income	41,238,430

Expenses:
Investment management fees	8,615,831
Distribution and service fees:
Service Class	1,139,982
Transfer agent costs	20,088
Trustees, CCO and deferred compensation fees	33,651
Audit and tax fees	45,535
Custody fees	415,003
Legal fees	73,752
Printing and shareholder reports fees	88,118
Interest	4,533
Other	46,895

Total expenses	10,483,388

Net investment income (loss)	30,755,042

Net realized gain (loss) on:
Investments	30,361,756
Written options and swaptions	4,210,344
Swap agreements	(3,927,828)
Futures contracts	13,888,668
Foreign currency transactions	(4,755,750)

Net realized gain (loss)	39,777,190

Net change in unrealized appreciation (depreciation) on:
Investments	45,637,074
Written options and swaptions	483,417
Swap agreements	(2,654,214)
Futures contracts	1,897,902
Translation of assets and liabilities denominated in foreign currencies	(29,378,896)

Net change in unrealized appreciation (depreciation)	15,985,283

Net realized and change in unrealized gain (loss)	55,762,473

Net increase (decrease) in net assets resulting from operations	$86,517,515

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Total Return VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2017 (unaudited)	December 31, 2016
From operations:
Net investment income (loss)	$30,755,042	$63,342,389
Net realized gain (loss)	39,777,190	(22,006,924)
Net change in unrealized appreciation (depreciation)	15,985,283	17,337,556

Net increase (decrease) in net assets resulting from operations	86,517,515	58,673,021

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	—	(38,944,427)
Service Class	—	(20,918,206)

Total dividends and/or distributions from net investment income	—	(59,862,633)

Net realized gains:
Initial Class	—	(1,290,665)
Service Class	—	(772,261)

Total dividends and/or distributions from net realized gains	—	(2,062,926)

Total dividends and/or distributions to shareholders	—	(61,925,559)

Capital share transactions:
Proceeds from shares sold:
Initial Class	25,776,661	538,208,970
Service Class	8,208,253	49,906,405

	33,984,914	588,115,375

Dividends and/or distributions reinvested:
Initial Class	—	40,235,092
Service Class	—	21,690,467

	—	61,925,559

Cost of shares redeemed:
Initial Class	(31,897,495)	(194,549,559)
Service Class	(45,764,613)	(77,661,601)

	(77,662,108)	(272,211,160)

Net increase (decrease) in net assets resulting from capital share transactions	(43,677,194)	377,829,774

Net increase (decrease) in net assets	42,840,321	374,577,236

Net assets:
Beginning of period/year	2,784,447,746	2,409,870,510

End of period/year	$2,827,288,067	$2,784,447,746

Undistributed (distributions in excess of) net investment income (loss)	$29,669,352	$(1,085,690)

Capital share transactions - shares:
Shares issued:
Initial Class	2,258,686	47,333,767
Service Class	731,297	4,451,384

	2,989,983	51,785,151

Shares reinvested:
Initial Class	—	3,544,942
Service Class	—	1,921,210

	—	5,466,152

Shares redeemed:
Initial Class	(2,829,537)	(17,082,948)
Service Class	(4,084,707)	(6,931,404)

	(6,914,244)	(24,014,352)

Net increase (decrease) in shares outstanding:
Initial Class	(570,851)	33,795,761
Service Class	(3,353,410)	(558,810)

	(3,924,261)	33,236,951

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Total Return VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014		December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$11.13		$11.11		$11.67	$11.37		$12.08	$11.71

Investment operations:
Net investment income (loss) (A)	0.13		0.28	(B)	0.25	0.17		0.22	0.27
Net realized and unrealized gain (loss)	0.23		0.03	(C)	(0.17)	0.35		(0.52)	0.60

Total investment operations	0.36		0.31		0.08	0.52		(0.30)	0.87

Dividends and/or distributions to shareholders:
Net investment income	—		(0.28)		(0.33)	(0.22)		(0.26)	(0.50)
Net realized gains	—		(0.01)		(0.31)	—		(0.15)	—

Total dividends and/or distributions to shareholders	—		(0.29)		(0.64)	(0.22)		(0.41)	(0.50)

Net asset value, end of period/year	$11.49		$11.13		$11.11	$11.67		$11.37	$12.08

Total return (D)	3.23	%(E)	2.71%		0.69%	4.58%		(2.46)%	7.55%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,910,707		$1,858,007		$1,478,877	$959,735		$1,364,881	$ 1,742,129
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.67	%(F)	0.68%		0.70%	0.71%		0.70%	0.69%
Including waiver and/or reimbursement and recapture	0.67	%(F)	0.67	%(B)	0.70%	0.71%		0.70%	0.69%
Net investment income (loss) to average net assets	2.30	%(F)	2.52	%(B)	2.19%	1.49	%(G)	1.83%	2.26%(G)
Portfolio turnover rate (H)	31	%(E)	47%		61%	139%		162%	104%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Annualized.
(G)	Includes interest fee on sale-buyback transactions, representing 0.01% of average net assets.
(H)	Excludes sale-buyback transactions.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014		December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$11.06		$11.04		$11.59	$11.30		$12.01	$11.65

Investment operations:
Net investment income (loss) (A)	0.11		0.26	(B)	0.21	0.14		0.19	0.24
Net realized and unrealized gain (loss)	0.23		0.02	(C)	(0.15)	0.34		(0.52)	0.60

Total investment operations	0.34		0.28		0.06	0.48		(0.33)	0.84

Dividends and/or distributions to shareholders:
Net investment income	—		(0.25)		(0.30)	(0.19)		(0.23)	(0.48)
Net realized gains	—		(0.01)		(0.31)	—		(0.15)	—

Total dividends and/or distributions to shareholders	—		(0.26)		(0.61)	(0.19)		(0.38)	(0.48)

Net asset value, end of period/year	$11.40		$11.06		$11.04	$11.59		$11.30	$12.01

Total return (D)	3.07	%(E)	2.47%		0.52%	4.25%		(2.68)%	7.32%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$916,581		$926,441		$930,994	$960,561		$969,919	$999,134
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.92	%(F)	0.93%		0.95%	0.97%		0.95%	0.94%
Including waiver and/or reimbursement and recapture	0.92	%(F)	0.92	%(B)	0.95%	0.97%		0.95%	0.94%
Net investment income (loss) to average net assets	2.05	%(F)	2.28	%(B)	1.85%	1.23	%(G)	1.58%	2.01	%(G)
Portfolio turnover rate (H)	31	%(E)	47%		61%	139%		162%	104%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Annualized.
(G)	Includes interest fee on sale-buyback transactions, representing 0.01% of average net assets.
(H)	Excludes sale-buyback transactions.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2017

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PIMCO Total Return VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Commercial paper: Commercial paper is valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations and variable rate notes: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at June 30, 2017, if any, are identified within the Schedule of Investments.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at June 30, 2017, if any, are identified within the Schedule of Investments.

To be announced (“TBA”) commitments: TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities.

TBA commitments held at June 30, 2017, if any, are identified within the Schedule of Investments. Open balances at June 30, 2017, if any, are included in When-issued, delayed-delivery, and forward commitment securities purchased or sold within the Statement of Assets and Liabilities.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at June 30, 2017, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations with a corresponding adjustment to cost.

When-issued, delayed-delivery, and forward commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, and forward commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding,

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

4. SECURITIES AND OTHER INVESTMENTS (continued)

the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

When-issued, delayed-delivery, and forward commitment transactions held at June 30, 2017, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, and forward commitment securities purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at June 30, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to each other as well as to other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of June 30, 2017, the Portfolio has not utilized the program.

Reverse repurchase agreements: The Portfolio may enter into reverse repurchase agreements in which the Portfolio sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. The Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Pursuant to the terms of the reverse repurchase agreements, the Portfolio’s custodian must segregate assets with an aggregate market value greater than or equal to 100% of the repurchase price. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Portfolio are obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio. In

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the Portfolio exercising its rights under the agreement, or those rights may be limited by other contractual agreements.

For the period ended June 30, 2017, the Portfolio’s average borrowings are as follows:

Average Daily Borrowing	Number of Days Outstanding	Weighted Average Interest Rate
$ 81,365,001	181	0.85%

Open reverse repurchase agreements at June 30, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Sale-buyback: The Portfolio may enter into sale-buyback financing transactions. The Portfolio accounts for sale-buyback financing transactions as borrowing transactions and realize gains and losses on these transactions at the end of the roll period. Sale-buyback financing transactions involve sales by the Portfolio of securities and simultaneously contracts to repurchase the same or substantially similar securities at an agreed upon price and date.

The Portfolio forgoes principal and interest paid during the roll period on the securities sold in a sale-buyback financing transaction. The Portfolio is compensated by the difference between the current sales price and the price for the future purchase (often referred to as the “price drop”), as well as by any interest earned on the proceeds of the securities sold. Sale-buyback financing transactions may be renewed with a new sale and a repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract. Sale-buyback financing transactions expose the Portfolio to risks such as, the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio, the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Portfolio’s forward commitment to repurchase the subject security. Sale-buyback financing transactions accounted for as borrowing transactions are excluded from the Portfolio’s portfolio turnover rates. The Portfolio recognizes price drop fee income on a straight line basis over the period of the roll. For the period ended June 30, 2017, the Portfolio earned price drop fee income of $9,693. The price drop fee income is included in Interest income within the Statement of Operations.

The outstanding payable for securities to be repurchased, if any, is included in Payable for sale-buyback financing transactions within the Statement of Assets and Liabilities. The interest expense is included in Interest income within the Statement of Operations. In periods of increased demand of the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio, and is reflected in Interest income within the Statement of Operations.

For the period ended June 30, 2017, the Portfolio’s average borrowings are as follows:

Average Daily Borrowing	Number of Days Outstanding	Weighted Average Interest Rate
$ 1,035,120	12	0.87%

Open sale-buyback financing transactions at June 30, 2017, if any, are identified within the Schedule of Investments.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2017.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements at June 30, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of June 30, 2017.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$18,250,253	$—	$—	$—	$18,250,253
U.S. Government Obligations	3,010,805	—	—	—	3,010,805
Total Securities Lending Transactions	$21,261,058	$—	$—	$—	$21,261,058
Reverse Repurchase Agreements
U.S. Government Obligations	$—	$94,765,625	$941,625	$—	$95,707,250
Total Borrowings	$21,261,058	$94,765,625	$941,625	$—	$116,968,308

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on futures: The Portfolio may purchase or write options on futures. Purchasing or writing options on futures gives the Portfolio the right, but not obligation to buy or sell a position on a futures contract at the specified option exercise price at any time during the period of the option.

Options on foreign currency: The Portfolio may purchase or write foreign currency options. Purchasing or writing options on foreign currency gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date.

Interest rate swaptions: The Portfolio may purchase or write interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability within the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

As of June 30, 2017, transactions in written options are as follows:

	Call Options		Put Options
	Amount of Premiums	Number of Contracts	Amount of Premiums	Number of Contracts
Balance at December 31, 2016	$—	—	$—	—
Options written	840,880	95,002,296	857,921	198,000,944
Options closed	—	—	—	—
Options expired	(305,033)	(33,000,683)	(627,765)	(111,000,944)
Options exercised	(392,738)	(62,000,262)	—	—
Balance at June 30, 2017	$143,109	1,351	$230,156	87,000,000

Transamerica Series Trust	Semi-Annual Report 2017

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NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

As of June 30, 2017, transactions in written foreign exchange options and swaptions are as follows:

	Call Options			Put Options
	Amount of Premiums	Notional Amount		Amount of Premiums	Notional Amount		Notional Amount
Balance at December 31, 2016	$1,453,224	USD	172,800,000	$2,711,565	GBP	—	USD	176,900,000
Options written	2,204,299		225,600,000	252,521		43,600,000		—
Options closed	(1,043,016)		(141,000,000)	—		—		—
Options expired	(1,607,850)		(184,400,000)	(785,022)		(31,600,000)		(84,200,000)
Options exercised	(207,677)		(14,300,000)	—		—		—
Balance June 30, 2017	$798,980	USD	58,700,000	$2,179,064	GBP	12,000,000	USD	92,700,000

Open option contracts at June 30, 2017, if any, are included within the Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Statement of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options, at value within the Statement of Assets and Liabilities.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss within the Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected as such within the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as Net realized gain (loss) within the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as Net realized gain (loss) within the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of Net realized gain (loss) within the Statement of Operations.

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swap agreements to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swap agreements, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. The aggregate fair value of the credit default swap agreements is disclosed within the Schedule of Investments. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

these swap agreements is included in the footnotes to the Schedule of Investments. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

Open centrally cleared swap agreements at June 30, 2017, if any, are listed within the Schedule of Investments. Centrally cleared swap agreements are marked-to-market daily and an appropriate payable or receivable for the variation margin is recorded, if applicable, and is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

Open OTC swap agreements at June 30, 2017, if any, are listed within the Schedule of Investments. The value, as applicable, is shown in OTC swap agreements, at value within the Statement of Assets and Liabilities.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at June 30, 2017, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at June 30, 2017, if any, are listed within the Schedule of Investments. Unrealized appreciation (depreciation), as applicable, is shown in Unrealized appreciation or depreciation on forward foreign currency contracts within the Statement of Assets and Liabilities.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of June 30, 2017.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A) (B)	$730,652	$109,769	$—	$—	$—	$840,421
Centrally cleared swap agreements, at value (B) (C)	4,048,688	—	—	339,734	—	4,388,422
Net unrealized appreciation on futures contracts (B) (D)	3,737,202	—	—	—	—	3,737,202
Unrealized appreciation on forward foreign currency contracts	—	12,646,778	—	—	—	12,646,778
Total	$8,516,542	$12,756,547	$—	$339,734	$—	$21,612,823

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Written options and swaptions, at value (B)	$(398,382)	$(480,469)	$—	$—	$—	$(878,851)
Centrally cleared swap agreements, at value (B) (C)	(7,888,996)	—	—	(282,494)	—	(8,171,490)
OTC swap agreements, at value	—	—	—	(659,563)	—	(659,563)
Net unrealized depreciation on futures contracts (B) (D)	(5,728,346)	—	—	—	—	(5,728,346)
Unrealized depreciation on forward foreign currency contracts	—	(21,682,451)	—	—	—	(21,682,451)
Total	$(14,015,724)	$(22,162,920)	$—	$(942,057)	$—	$(37,120,701)

(A)	Included within Investments, at value within the Statement of Assets and Liabilities.
(B)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(C)	Included within fair value of centrally cleared swap agreements as reported within the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(D)	Included within cumulative appreciation (depreciation) on futures contracts as reported within the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of June 30, 2017.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$(403,160)	$(109,057)	$—	$—	$—	$(512,217)
Written options and swaptions	2,194,686	2,015,658	—	—	—	4,210,344
Swap agreements	(5,543,692)	—	—	1,615,864	—	(3,927,828)
Futures contracts	13,888,668	—	—	—	—	13,888,668
Forward foreign currency contracts (B)	—	(4,514,294)	—	—	—	(4,514,294)
Total	$10,136,502	$(2,607,693)	$—	$1,615,864	$—	$9,144,673

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (C)	$(593,737)	$(9,147)	$—	$—	$—	$(602,884)
Written options and swaptions	470,291	13,126	—	—	—	483,417
Swap agreements	(2,115,838)	—	—	(538,376)	—	(2,654,214)
Futures contracts	1,897,902	—	—	—	—	1,897,902
Forward foreign currency contracts (D)	—	(29,544,008)	—	—	—	(29,544,008)
Total	$(341,382)	$(29,540,029)	$—	$(538,376)	$—	$(30,419,787)

(A)	Included within Net realized gain (loss) on transactions from Investments on the Statement of Operations.
(B)	Included within Net realized gain (loss) on transactions from Foreign currency transactions on the Statement of Operations.
(C)	Included within Net change in unrealized appreciation (depreciation) on Investments on the Statement of Operations.
(D)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies on Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the period ended June 30, 2017.

Purchased Options and Swaptions at value		Written Options and Swaptions at value		Swap Agreements at Notional Amount	Futures Contracts at Notional Amount		Forward Foreign Currency Contracts at Contract Amount
Calls	Puts	Calls	Puts		Long	Short	Purchased	Sold
$ 22,582	$ 1,139,809	$ (894,631)	$ (989,046)	$ 850,214,169	1,568,300,000	(1,039,657,143)	$ 408,528,144	$ 1,161,396,863

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

The following is a summary of the Portfolio’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of June 30, 2017. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within the Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
Bank of America, N.A.	$38,897	$(38,897)	$—	$—	$10,744,643	$(38,897)	$(10,705,746)	$—
Barclays Bank PLC	11,060	—	—	11,060	—	—	—	—
Barclays Capital, Inc.	—	—	—	—	617,126	—	—	617,126
BNP Paribas	3,566,347	(2,529,027)	(1,037,320)	—	2,529,027	(2,529,027)	—	—
Citibank N.A.	734,593	(444,162)	(290,431)	—	444,162	(444,162)	—	—
Deutsche Bank AG	36,097	(36,097)	—	—	40,699	(36,097)	—	4,602
Goldman Sachs Bank	1,316,753	(1,316,753)	—	—	2,055,686	(1,316,753)	(738,933)	—
Goldman Sachs International	—	—	—	—	16,687	—	(16,687)	—
HSBC Bank USA	685,109	(37,222)	(370,000)	277,887	37,222	(37,222)	—	—
JPMorgan Chase Bank, N.A.	2,683,857	(2,683,857)	—	—	4,083,223	(2,683,857)	(1,332,020)	67,346
Morgan Stanley Capital Services, Inc.	858,012	(235,861)	(102,000)	520,151	235,861	(235,861)	—	—
Nomura Global Financial Products, Inc.	255,675	—	(255,675)	—	—	—	—	—
Standard Chartered Bank	23,059	(23,059)	—	—	1,224,906	(23,059)	(1,201,847)	—
UBS AG	3,152,370	(1,140,960)	(1,880,000)	131,410	1,140,960	(1,140,960)	—	—
Other Derivatives (C)	8,250,994	—	—	8,250,994	13,950,499	—	—	13,950,499

Total	$21,612,823	$(8,485,895)	$(3,935,426)	$9,191,502	$37,120,701	$(8,485,895)	$(13,995,233)	$14,639,573

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented within the Schedule of Investments.

7. RISK FACTOR

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Fixed income risk: The market prices of fixed income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the market value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

As of June 30, 2017, the percentage of Portfolio net assets owned by affiliated investors are as follows:

Portfolio	Value	Percentage of Net Assets
Transamerica Asset Allocation – Conservative VP	$241,781,985	8.55%
Transamerica Asset Allocation – Moderate Growth VP	292,087,647	10.33
Transamerica Asset Allocation – Moderate VP	677,518,493	23.97
Transamerica BlackRock Tactical Allocation VP	381,775,108	13.50
Transamerica International Moderate Growth VP	34,614,362	1.22
Total	$1,627,777,595	57.57%

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $250 million	0.68%
Over $250 million up to $500 million	0.67%
Over $500 million up to $750 million	0.66%
Over $750 million up to $1 billion	0.63%
Over $1 billion up to $3 billion	0.60%
Over $3 billion	0.57%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs including the investment management fee but excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.80%	May 1, 2018
Service Class	1.05%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.80%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees for all applicable share classes.

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the period ended June 30, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

As of June 30, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. For the period ended June 30, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the period ended June 30, 2017.

Cross-trades: The Portfolio is authorized to purchase or sell securities from and to other portfolios within TST, or between the Portfolio and other mutual funds or accounts advised by TAM or the sub-adviser, in each case in accordance with Rule 17a-7 under the 1940 Act, when it is in the best interest of each Portfolio participating in the transaction.

For the period ended June 30, 2017, the Portfolio engaged in the following net cross-trade transactions, which resulted in net realized gains/(losses) as follows:

Purchases	Sales	Net Realized Gains/(Losses)
$ 13,851,163	$ 22,114,785	$ (102,895)

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

9. PRINCIPAL OWNERSHIP

As of June 30, 2017, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	4	83.36%	83.36%
Service Class	1	89.13%	89.13%

10. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 529,938,507	$ 177,125,037	$ 421,642,106	$ 350,231,161

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

12. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implication, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

13. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Total Return VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 7-8, 2017, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica PIMCO Total Return VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and Pacific Investment Management Company LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2018.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Services, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed continuation of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmark, in each case for various trailing periods ended December 31, 2016.

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate different performance results. The

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Total Return VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Initial Class Shares of the Portfolio was in line with the median for its peer universe for the past 3- and 10-year periods and below the median for the past 1- and 5-year periods. The Board also noted that the performance of Initial Class Shares of the Portfolio was above its benchmark for the past 1-, 5- and 10-year periods and below its benchmark for the past 3-year period.

Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Initial Class Shares of the Portfolio were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM had not made material changes to this methodology, which had been applied consistently for the Portfolio.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through its undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PIMCO Total Return VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PineBridge Inflation Opportunities VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2017, and held for the entire period until June 30, 2017.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Annualized Expense Ratio
Initial Class	$1,000.00	$1,014.20	$3.20	$1,021.60	$3.21	0.64%
Service Class	1,000.00	1,013.00	4.49	1,020.30	4.51	0.90

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PineBridge Inflation Opportunities VP

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2017

(unaudited)

Portfolio Characteristics	Years
Average Maturity §	8.34
Duration †	5.83

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	55.6%
AAA	5.1
AA	12.0
A	4.6
BBB	19.7
BB	2.1
B	1.2
Not Rated	0.1
Net Other Assets (Liabilities) ^	(0.4)
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PineBridge Inflation Opportunities VP

SCHEDULE OF INVESTMENTS

At June 30, 2017

(unaudited)

	Principal	Value
ASSET-BACKED SECURITY - 0.5%
American Express Credit Account Master Trust Series 2013-1, Class A, 1.58% (A), 02/16/2021	$ 1,050,000	$ 1,053,855

Total Asset-Backed Security (Cost $1,053,487)		1,053,855

CORPORATE DEBT SECURITIES - 21.7%
Airlines - 0.1%
Delta Air Lines, Inc. 2.88%, 03/13/2020	206,000	208,693

Banks - 8.4%
BAC Capital Trust XIV 4.00% (A), 07/17/2017 (B)	779,000	679,288
Bank of America Corp. 3.48% (A), 11/19/2024, MTN	5,000,000	4,693,750
4.18%, 11/25/2027, MTN	152,000	154,597
4.24% (A), 04/24/2038	891,000	926,509
BankBoston Capital Trust IV 1.82% (A), 06/08/2028	269,000	248,825
Barclays PLC 3.29% (A), 08/10/2021	231,000	242,251
Citigroup, Inc.
Zero Coupon (A) (C), 03/27/2025, MTN	1,000,000	962,610
2.36% (A), 08/02/2021	465,000	472,288
4.70% (A), 03/30/2020, MTN	2,000,000	2,064,860
Corestates Capital II 1.81% (A), 01/15/2027 (D)	244,000	229,970
HSBC Holdings PLC 2.80% (A), 01/05/2022	1,600,000	1,645,877
6.00% (A), 05/22/2027 (B)	336,000	347,424
JPMorgan Chase & Co. 2.13% (A), 03/22/2019	1,113,000	1,123,437
2.38% (A), 10/24/2023	275,000	279,134
PNC Financial Services Group, Inc. 5.00% (A), 11/01/2026 (B)	553,000	569,590
Royal Bank of Scotland Group PLC 3.50% (A), 05/15/2023	200,000	201,297
8.63% (A), 08/15/2021 (B)	234,000	255,060
Standard Chartered PLC 2.68% (A), 01/30/2027 (B) (D)	400,000	340,000
SunTrust Capital III 1.90% (A), 03/15/2028	239,000	219,282
UniCredit SpA 5.86% (A), 06/19/2032 (D)	241,000	247,437
Wachovia Capital Trust II 1.66% (A), 01/15/2027	354,000	329,220
Wells Fargo & Co. 1.61% (A), 04/22/2019 (E)	1,000,000	1,004,509
Westpac Banking Corp. 4.32% (A), 11/23/2031, MTN	85,000	87,119

		17,324,334

Beverages - 0.6%
Anheuser-Busch InBev Worldwide, Inc. 1.86% (A), 08/01/2018	1,200,000	1,209,529

Building Products - 0.4%
Masco Corp. 3.50%, 11/15/2027	827,000	819,778

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Capital Markets - 3.0%
Credit Suisse Group Funding Guernsey, Ltd. 3.45% (A), 04/16/2021	$ 1,257,000	$ 1,318,779
Goldman Sachs Capital II 4.00% (A), 07/31/2017 (B) (E)	50,000	43,407
Goldman Sachs Capital III 4.00% (A), 07/31/2017 (B)	26,000	22,295
Goldman Sachs Group, Inc. 2.31% (A), 04/23/2020	473,000	480,897
2.35% (A), 11/15/2021 (E)	824,000	831,643
2.92% (A), 10/28/2027, MTN	173,000	179,838
Morgan Stanley 1.98% (A), 02/14/2020	574,000	576,353
2.00% (A), 01/24/2019	1,113,000	1,120,971
2.56% (A), 04/21/2021, MTN	1,000,000	1,026,208
State Street Corp. 2.25% (A), 06/01/2077	564,000	519,233

		6,119,624

Construction Materials - 0.5%
Vulcan Materials Co. 1.85% (A), 06/15/2020	827,000	826,946
3.90%, 04/01/2027	287,000	294,812

		1,121,758

Consumer Finance - 1.5%
Ford Motor Credit Co. LLC 2.02% (A), 06/12/2020	828,000	828,157
Navient Corp. 4.12% (A), 05/03/2019, MTN	2,000,000	1,965,000
4.53% (A), 12/15/2020, MTN	189,000	185,220

		2,978,377

Diversified Financial Services - 1.0%
Hartford Life Institutional Funding 4.50% (A), 05/08/2018, MTN (D) (F)	2,000,000	2,014,020

Diversified Telecommunication Services - 0.1%
Verizon Communications, Inc. 1.55% (A), 08/15/2019	223,000	222,929

Electric Utilities - 0.1%
FirstEnergy Corp. 3.90%, 07/15/2027	268,000	268,857

Insurance - 0.7%
Chubb Corp. 3.41% (A), 03/29/2067	556,000	551,830
Prudential Financial, Inc. 8.88% (A), 06/15/2068	255,000	271,017
XLIT, Ltd. 3.62% (A), 07/31/2017 (B)	556,000	518,470

		1,341,317

Media - 0.1%
Charter Communications Operating LLC / Charter Communications Operating Capital 5.38%, 05/01/2047 (D)	194,000	205,241

Metals & Mining - 2.4%
Alcoa Nederland Holding BV 6.75%, 09/30/2024 (D)	247,000	267,995

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PineBridge Inflation Opportunities VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Metals & Mining (continued)
Glencore Finance Canada, Ltd. 2.70%, 10/25/2017 (D)	$ 230,000	$ 230,345
Glencore Funding LLC 4.00%, 04/16/2025 (D)	248,000	248,097
4.00%, 03/27/2027 (D) (E)	699,000	687,744
Goldcorp, Inc. 2.13%, 03/15/2018	846,000	846,898
Kinross Gold Corp. 4.50%, 07/15/2027 (D)	267,000	266,333
Newcrest Finance Pty, Ltd. 4.20%, 10/01/2022 (D)	1,050,000	1,085,076
5.75%, 11/15/2041 (D)	515,000	558,962
Vale Overseas, Ltd. 6.25%, 08/10/2026	704,000	759,440

		4,950,890

Multi-Utilities - 0.5%
National Grid PLC 1.25%, 10/06/2021, MTN (G)	GBP 520,000	824,770
WEC Energy Group, Inc. 3.29% (A), 05/15/2067	$ 242,000	234,135

		1,058,905

Oil, Gas & Consumable Fuels - 1.7%
Anadarko Petroleum Corp. 4.85%, 03/15/2021	903,000	963,808
BP Capital Markets PLC 2.12% (A), 09/16/2021	539,000	548,392
EnLink Midstream Partners, LP 4.85%, 07/15/2026	551,000	573,270
Hess Corp. 4.30%, 04/01/2027	130,000	126,982
MPLX, LP 4.13%, 03/01/2027	146,000	146,497
Phillips 66 Partners, LP 3.55%, 10/01/2026	551,000	535,190
TOTAL SA 3.88%, 12/29/2049, MTN (G)	EUR 450,000	554,025

		3,448,164

Real Estate Management & Development - 0.1%
Vonovia Finance BV 3.20% (A), 10/02/2017 (G)	$ 200,000	200,472

Semiconductors & Semiconductor Equipment - 0.1%
QUALCOMM, Inc. 2.10%, 05/20/2020	224,000	225,024

Transportation Infrastructure - 0.4%
Heathrow Funding, Ltd. 1.37%, 03/28/2032 (G)	GBP 563,882	909,184

Total Corporate Debt Securities (Cost $44,381,152)		44,627,096

FOREIGN GOVERNMENT OBLIGATIONS - 21.1%
Australia - 4.0%
Australia Government Bond 1.00%, 11/21/2018 (G)	AUD 10,000,000	8,261,373

Brazil - 0.4%
Brazil Notas do Tesouro Nacional Series F, 10.00%, 01/01/2019	BRL 3,000,000	874,463

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
France - 3.5%
France Government Bond OAT 2.10%, 07/25/2023 (G)	EUR 1,890,349	$ 2,566,131
France Republic Government Bond OAT 0.10%, 07/25/2021 (G)	3,869,330	4,635,548

		7,201,679

Italy - 2.2%
Italy Buoni Poliennali del Tesoro 0.10%, 05/15/2022 (G)	2,564,325	2,912,629
2.10%, 09/15/2021 (G)	1,322,868	1,649,431

		4,562,060

Mexico - 1.0%
Mexico Udibonos
Series S, 2.50%, 12/10/2020	MXN 16,161,473	873,287
4.50%, 12/04/2025	18,336,658	1,116,118

		1,989,405

New Zealand - 1.9%
New Zealand Government Bond 2.00%, 09/20/2025 (G)	NZD 5,000,000	3,904,175

Spain - 1.5%
Spain Government Inflation-Linked Bond 0.55%, 11/30/2019 (G)	EUR 2,547,225	3,011,406

United Kingdom - 6.6%
U.K. Gilt Inflation-Linked 0.13%, 11/22/2019 - 03/22/2044 (G)	GBP 9,233,635	13,620,587

Total Foreign Government Obligations (Cost $42,891,159)		43,425,148

MORTGAGE-BACKED SECURITY - 0.1%
DBCG Mortgage Trust Series 2017-BBG, Class A, 1.80% (A), 06/15/2034 (D)	$ 150,000	150,094

Total Mortgage-Backed Security (Cost $150,000)		150,094

U.S. GOVERNMENT AGENCY OBLIGATIONS - 1.7%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes 2.87% (A), 04/25/2024	1,847,959	1,877,417
3.42% (A), 02/25/2024 - 03/25/2025	1,338,527	1,366,225
Federal National Mortgage Association Connecticut Avenue Securities 2.82% (A), 01/25/2024	162,282	164,091
3.22% (A), 10/25/2023	125,646	127,066

Total U.S. Government Agency Obligations (Cost $3,470,079)		3,534,799

U.S. GOVERNMENT OBLIGATIONS - 53.9%
U.S. Treasury Inflation-Protected Securities - 53.9%
U.S. Treasury Inflation-Indexed Bond 0.13%, 04/15/2022	7,439,664	7,404,162
0.63%, 02/15/2043	2,658,625	2,445,680

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PineBridge Inflation Opportunities VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury Inflation-Protected Securities (continued)
U.S. Treasury Inflation-Indexed Bond (continued)
0.75%, 02/15/2042 - 02/15/2045	$ 5,650,469	$ 5,324,911
1.00%, 02/15/2046	2,527,511	2,525,244
1.38%, 02/15/2044	2,632,167	2,863,237
2.00%, 01/15/2026	2,463,760	2,760,912
2.38%, 01/15/2025 - 01/15/2027	6,891,346	7,906,178
2.50%, 01/15/2029	569,400	684,579
3.63%, 04/15/2028	1,058,176	1,382,345
3.88%, 04/15/2029	3,123,309	4,240,179
U.S. Treasury Inflation-Indexed Note 0.13%, 04/15/2018 - 07/15/2024	58,628,877	58,402,067
0.25%, 01/15/2025	2,425,858	2,382,775
0.38%, 07/15/2025	4,134,390	4,103,328
0.63%, 01/15/2024 - 01/15/2026	6,967,184	7,027,855
1.13%, 01/15/2021	1,419,479	1,473,988

Total U.S. Government Obligations (Cost $111,413,872)		110,927,440

	Shares	Value
PREFERRED STOCKS - 0.8%
Banks - 0.3%
Santander Finance Preferred SAU 4.00% (A)	3,500	85,855
US Bancorp Series A, 3.50% (A)	500	441,850

		527,705

Consumer Finance - 0.4%
Navient Corp. 4.43% (A)	30,888	781,775

	Shares	Value
PREFERRED STOCKS (continued)
Insurance - 0.1%
Prudential Financial, Inc. 4.78% (A)	10,368	$ 263,555

Total Preferred Stocks (Cost $1,492,535)		1,573,035

SECURITIES LENDING COLLATERAL - 0.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.97% (H)	216,308	216,308

Total Securities Lending Collateral (Cost $216,308)		216,308

	Principal	Value
REPURCHASE AGREEMENT - 0.5%
State Street Bank & Trust Co. 0.12% (H), dated 06/30/2017, to be repurchased at $936,955 on 07/03/2017. Collateralized by a U.S. Government Obligation, 1.13%, due 02/28/2021, and with a value of $959,755.	$ 936,945	936,945

Total Repurchase Agreement (Cost $936,945)		936,945

Total Investments (Cost $206,005,537) (I)		206,444,720
Net Other Assets (Liabilities) - (0.4)%		(797,744)

Net Assets - 100.0%		$ 205,646,976

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
GSC	07/14/2017	USD	10,877,620	EUR	9,979,947	$—	$(529,677)
GSC	07/14/2017	USD	4,219,651	GBP	3,255,000	—	(21,848)
JPMS	08/11/2017	USD	7,992,033	AUD	10,500,000	—	(73,734)
JPMS	08/11/2017	USD	903,206	BRL	3,000,000	5,848	—
JPMS	08/11/2017	USD	3,784,559	EUR	3,345,730	—	(45,318)
JPMS	08/11/2017	USD	6,991,206	GBP	5,450,000	—	(116,714)
JPMS	08/11/2017	USD	1,906,879	MXN	34,500,000	18,980	—
JPMS	08/11/2017	USD	3,793,104	NZD	5,200,000	—	(14,509)

Total						$24,828	$(801,800)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PineBridge Inflation Opportunities VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

SECURITY VALUATION:

Valuation Inputs (J)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Security	$—	$1,053,855	$—	$1,053,855
Corporate Debt Securities	—	44,627,096	—	44,627,096
Foreign Government Obligations	—	43,425,148	—	43,425,148
Mortgage-Backed Security	—	150,094	—	150,094
U.S. Government Agency Obligations	—	3,534,799	—	3,534,799
U.S. Government Obligations	—	110,927,440	—	110,927,440
Preferred Stocks	1,573,035	—	—	1,573,035
Securities Lending Collateral	216,308	—	—	216,308
Repurchase Agreement	—	936,945	—	936,945

Total Investments	$1,789,343	$204,655,377	$—	$206,444,720

Other Financial Instruments
Forward Foreign Currency Contracts (K)	$—	$24,828	$—	$24,828

Total Other Financial Instruments	$—	$24,828	$—	$24,828

LIABILITIES
Other Financial Instruments
Forward Foreign Currency Contracts (K)	$—	$(801,800)	$—	$(801,800)

Total Other Financial Instruments	$—	$(801,800)	$—	$(801,800)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of June 30, 2017.
(B)	Perpetual maturity. The date displayed is the next call date.
(C)	Percentage rounds to less than 0.01% or (0.01)%.
(D)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2017, the total value of 144A securities is $6,531,314, representing 3.2% of the Portfolio’s net assets.
(E)	All or a portion of the securities are on loan. The total value of all securities on loan is $211,890. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(F)	Fair valued as determined in good faith in accordance with procedures established by the Board. At June 30, 2017, value of the security is $2,014,020, representing 1.0% of the Portfolio’s net assets.
(G)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At June 30, 2017, the total value of Regulation S securities is $43,049,731, representing 20.9% of the Portfolio’s net assets.
(H)	Rates disclosed reflect the yields at June 30, 2017.
(I)	Aggregate cost for federal income tax purposes is $206,005,537. Aggregate gross unrealized appreciation and depreciation for all securities is $2,713,779 and $2,274,596, respectively. Net unrealized appreciation for tax purposes is $439,183.
(J)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended June 30, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(K)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PineBridge Inflation Opportunities VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
BRL	Brazilian Real
EUR	Euro
GBP	Pound Sterling
MXN	Mexican Peso
NZD	New Zealand Dollar
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

GSC	Goldman Sachs & Co.
JPMS	JPMorgan Securities LLC

PORTFOLIO ABBREVIATION:

MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PineBridge Inflation Opportunities VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2017

(unaudited)

Assets:
Investments, at value (cost $205,068,592) (including securities loaned of $211,890)	$205,507,775
Repurchase agreement, at value (cost $936,945)	936,945
Foreign currency, at value (cost $6,168)	6,288
Receivables and other assets:
Shares of beneficial interest sold	71,259
Interest	631,968
Dividends	5,456
Tax reclaims	860
Net income from securities lending	287
Prepaid expenses	698
Unrealized appreciation on forward foreign currency contracts	24,828

Total assets	207,186,364

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	64,486
Investments purchased	267,000
Investment management fees	98,645
Distribution and service fees	42,542
Transfer agent costs	742
Trustees, CCO and deferred compensation fees	619
Audit and tax fees	17,864
Custody fees	5,484
Legal fees	1,505
Printing and shareholder reports fees	21,329
Other	1,064
Collateral for securities on loan	216,308
Unrealized depreciation on forward foreign currency contracts	801,800

Total liabilities	1,539,388

Net assets	$205,646,976

Net assets consist of:
Capital stock ($0.01 par value)	$203,571
Additional paid-in capital	219,940,876
Undistributed (distributions in excess of) net investment income (loss)	1,921,383
Accumulated net realized gain (loss)	(16,084,397)
Net unrealized appreciation (depreciation) on:
Investments	439,183
Translation of assets and liabilities denominated in foreign currencies	(773,640)

Net assets	$205,646,976

Net assets by class:
Initial Class	$10,074
Service Class	205,636,902

Shares outstanding:
Initial Class	1,009
Service Class	20,356,096

Net asset value and offering price per share:
Initial Class	$9.98
Service Class	10.10

STATEMENT OF OPERATIONS

For the period ended June 30, 2017

(unaudited)

Investment Income:
Dividend income	$53,205
Interest income	2,429,011
Net income (loss) from securities lending	2,502

Total investment income	2,484,718

Expenses:
Investment management fees	562,029
Distribution and service fees:
Service Class	242,284
Transfer agent costs	1,437
Trustees, CCO and deferred compensation fees	2,329
Audit and tax fees	17,074
Custody fees	25,730
Legal fees	5,344
Printing and shareholder reports fees	12,066
Other	5,465

Total expenses	873,758

Net investment income (loss)	1,610,960

Net realized gain (loss) on:
Investments	123,956
Foreign currency transactions	(1,103,222)

Net realized gain (loss)	(979,266)

Net change in unrealized appreciation (depreciation) on:
Investments	3,260,958
Translation of assets and liabilities denominated in foreign currencies	(1,385,523)

Net change in unrealized appreciation (depreciation)	1,875,435

Net realized and change in unrealized gain (loss)	896,169

Net increase (decrease) in net assets resulting from operations	$2,507,129

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PineBridge Inflation Opportunities VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2017 (unaudited)	December 31, 2016
From operations:
Net investment income (loss)	$1,610,960	$2,088,412
Net realized gain (loss)	(979,266)	(862,238)
Net change in unrealized appreciation (depreciation)	1,875,435	5,562,408

Net increase (decrease) in net assets resulting from operations	2,507,129	6,788,582

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	—	(84)
Service Class	—	(1,127,358)

Total dividends and/or distributions from net investment income	—	(1,127,442)

Capital share transactions:
Proceeds from shares sold:
Service Class	21,680,713	31,647,572

	21,680,713	31,647,572

Dividends and/or distributions reinvested:
Initial Class	—	84
Service Class	—	1,127,358

	—	1,127,442

Cost of shares redeemed:
Service Class	(8,556,175)	(40,742,253)

	(8,556,175)	(40,742,253)

Net increase (decrease) in net assets resulting from capital share transactions	13,124,538	(7,967,239)

Net increase (decrease) in net assets	15,631,667	(2,306,099)

Net assets:
Beginning of period/year	190,015,309	192,321,408

End of period/year	$205,646,976	$190,015,309

Undistributed (distributions in excess of) net investment income (loss)	$1,921,383	$310,423

Capital share transactions - shares:
Shares issued:
Service Class	2,153,782	3,138,267

	2,153,782	3,138,267

Shares reinvested:
Initial Class	—	8
Service Class	—	111,179

	—	111,187

Shares redeemed:
Service Class	(849,686)	(4,106,064)

	(849,686)	(4,106,064)

Net increase (decrease) in shares outstanding:
Initial Class	—	8
Service Class	1,304,096	(856,618)

	1,304,096	(856,610)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PineBridge Inflation Opportunities VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014		December 31, 2013		December 31, 2012
Net asset value, beginning of period/year	$9.84		$9.53		$9.94	$9.65		$11.47		$10.78

Investment operations:
Net investment income (loss) (A)	0.09		0.13	(B)	0.05	0.30		0.07		0.09
Net realized and unrealized gain (loss)	0.05		0.26		(0.31)	0.05		(1.45)		0.78

Total investment operations	0.14		0.39		(0.26)	0.35		(1.38)		0.87

Dividends and/or distributions to shareholders:
Net investment income	—		(0.08)		(0.15)	(0.06)		(0.05)		(0.03)
Net realized gains	—		—		—	—		(0.39)		(0.15)

Total dividends and/or distributions to shareholders	—		(0.08)		(0.15)	(0.06)		(0.44)		(0.18)

Net asset value, end of period/year	$9.98		$9.84		$9.53	$9.94		$9.65		$11.47

Total return (C)	1.42	%(D)	4.12%		(2.68)%	3.58%		(12.01)%		8.12%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$10		$10		$9	$10		$1,917		$365
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.64	%(E)	0.65%		0.64%	0.89	%(F)	0.91	%(F)	0.87	%(F)
Including waiver and/or reimbursement and recapture	0.64	%(E)	0.64	%(B)	0.64%	0.89	%(F)	0.91	%(F)	0.88	%(F)
Net investment income (loss) to average net assets	1.87	%(E)	1.33	%(B)	0.47%	2.99	%(F)	0.68	%(F)	0.83	%(F)
Portfolio turnover rate	19	%(D)	94%		36%	152	%(G)	52	%(G)	409	%(G)

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Not annualized.
(E)	Annualized.
(F)	Includes interest fee on sale-buyback transactions, representing 0.04%, 0.05%, and 0.04% of average net assets for the years ended December 31, 2014, December 31, 2013, and December 31, 2012, respectively.
(G)	Excludes sale-buyback transactions.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014		December 31, 2013		December 31, 2012
Net asset value, beginning of period/year	$9.97		$9.66		$10.07	$9.77		$11.29		$10.77

Investment operations:
Net investment income (loss) (A)	0.08		0.11	(B)	0.02	0.14		(0.01)		0.05
Net realized and unrealized gain (loss)	0.05		0.26		(0.31)	0.19		(1.08)		0.64

Total investment operations	0.13		0.37		(0.29)	0.33		(1.09)		0.69

Dividends and/or distributions to shareholders:
Net investment income	—		(0.06)		(0.12)	(0.03)		(0.04)		(0.03)
Net realized gains	—		—		—	—		(0.39)		(0.14)

Total dividends and/or distributions to shareholders	—		(0.06)		(0.12)	(0.03)		(0.43)		(0.17)

Net asset value, end of period/year	$10.10		$9.97		$9.66	$10.07		$9.77		$11.29

Total return (C)	1.30	%(D)	3.80%		(2.87)%	3.38%		(9.71)%		6.49%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$205,637		$190,005		$192,312	$196,989		$161,422		$170,079
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.90	%(E)	0.90%		0.89%	1.14	%(F)	1.16	%(F)	1.12	%(F)
Including waiver and/or reimbursement and recapture	0.90	%(E)	0.89	%(B)	0.89%	1.14	%(F)	1.16	%(F)	1.13	%(F)
Net investment income (loss) to average net assets	1.66	%(E)	1.08	%(B)	0.24%	1.41	%(F)	(0.09	)%(F)	0.43	%(F)
Portfolio turnover rate	19	%(D)	94%		36%	152	%(G)	52	%(G)	409	%(G)

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Not annualized.
(E)	Annualized.
(F)	Includes interest fee on sale-buyback transactions, representing 0.04%, 0.05%, and 0.04% of average net assets for the years ended December 31, 2014, December 31, 2013, and December 31, 2012, respectively.
(G)	Excludes sale-buyback transactions.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2017

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PineBridge Inflation Opportunities VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

When-issued, delayed-delivery, and forward commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, and forward commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

4. SECURITIES AND OTHER INVESTMENTS (continued)

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

When-issued, delayed-delivery, and forward commitment transactions held at June 30, 2017, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed delivery, and forward commitment securities purchased or sold within the Statement of Assets and Liabilities.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at June 30, 2017, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations with a corresponding adjustment to cost.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. The TAM family of mutual funds is a significant shareholder of the Navigator as of June 30, 2017. No individual fund has a significant holding in the Navigator.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at June 30, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to each other as well as to other funds and portfolios advised by TAM. Interfund lending transactions are subject to the

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of June 30, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2017.

Repurchase agreements at June 30, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of June 30, 2017.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$216,308	$—	$—	$—	$216,308
Total Borrowings	$216,308	$—	$—	$—	$216,308

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at June 30, 2017, if any, are listed within the Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of June 30, 2017.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Unrealized appreciation on forward foreign currency contracts	$—	$24,828	$—	$—	$—	$24,828
Total	$—	$24,828	$—	$—	$—	$24,828

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Unrealized depreciation on forward foreign currency contracts	$—	$(801,800)	$—	$—	$—	$(801,800)
Total	$—	$(801,800)	$—	$—	$—	$(801,800)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of June 30, 2017.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts (A)	$—	$(1,096,860)	$—	$—	$—	$(1,096,860)
Total	$—	$(1,096,860)	$—	$—	$—	$(1,096,860)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts (B)	$—	$(1,390,211)	$—	$—	$—	$(1,390,211)
Total	$—	$(1,390,211)	$—	$—	$—	$(1,390,211)

(A)	Included within Net realized gain (loss) on Foreign currency transactions within the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies within the Statement of Operations.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the ending monthly average volume on derivative activity during the period ended June 30, 2017.

Forward Foreign Currency Contracts at Contract Amount
Purchased	Sold	Cross Currency
—	36,938,373	—

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

The following is a summary of the Portfolio’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of June 30, 2017. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within the Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
Transamerica PineBridge Inflation Opportunities VP
Goldman Sachs & Co.	$—	$—	$—	$—	$551,525	$—	$—	$551,525
J.P. Morgan Securities LLC	24,828	(24,828)	—	—	250,275	(24,828)	—	225,447

Total	$24,828	$(24,828)	$—	$—	$801,800	$(24,828)	$—	$776,972

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

7. RISK FACTOR

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Fixed income risk: The market prices of fixed income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the market value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $200 million	0.58%
Over $200 million up to $700 million	0.57%
Over $700 million	0.54%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs including the investment management fee but excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.75%	May 1, 2018
Service Class	1.00%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.75%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees for all applicable share classes.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the period ended June 30, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of June 30, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. For the period ended June 30, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the period ended June 30, 2017.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

9. PRINCIPAL OWNERSHIP

As of June 30, 2017, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	1	100%	100%
Service Class	1	92.50%	92.50%

10. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 18,014,335	$ 32,915,319	$ 10,289,494	$ 25,882,162

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

12. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implication, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

13. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PineBridge Inflation Opportunities VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 7-8, 2017, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica PineBridge Inflation Opportunities VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and PineBridge Investments LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2018.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Services, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed continuation of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmarks, in each case for various trailing periods ended December 31, 2016.

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate different performance results. The

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PineBridge Inflation Opportunities VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Initial Class Shares of the Portfolio was in line with the median for its peer universe for the past 3-year period and below the median for the past 1- and 5-year periods. The Board also noted that the performance of Initial Class Shares of the Portfolio was below its primary benchmark for the past 1-, 3- and 5-year periods. The Board noted that the Portfolio’s sub-adviser had commenced subadvising the Portfolio on November 10, 2014 pursuant to its current investment objective and investment strategies and used a different benchmark.

Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Initial Class Shares of the Portfolio were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM had not made material changes to this methodology, which had been applied consistently for the Portfolio.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through its undertakings to limit

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica PineBridge Inflation Opportunities VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica ProFund UltraBear VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2017, and held for the entire period until June 30, 2017.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Annualized Expense Ratio (C)
Service Class	$1,000.00	$838.20	$5.61	$1,018.70	$6.16	1.23%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2017

(unaudited)

Asset Allocation	Percentage of Net Assets
Short-Term Investment Companies	72.7%
Repurchase Agreement	18.2
Net Other Assets (Liabilities) ^	9.1
Total	100.0%

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica ProFund UltraBear VP

SCHEDULE OF INVESTMENTS

At June 30, 2017

(unaudited)

	Shares	Value
SHORT-TERM INVESTMENT COMPANIES - 72.7%
Money Market Funds - 72.7%
State Street Institutional U.S. Government Money Market Fund	3,657,329	$ 3,657,329
Dreyfus Treasury Cash Management	3,657,330	3,657,330
UBS Select Treasury Preferred	3,657,330	3,657,330
BlackRock Liquidity Funds T-Fund Portfolio	3,657,330	3,657,330

Total Short-Term Investment Companies (Cost $14,629,319)		14,629,319

	Principal	Value
REPURCHASE AGREEMENT - 18.2%

State Street Bank & Trust Co.
0.12% (A), dated 06/30/2017, to be repurchased at $3,657,366 on 07/03/2017. Collateralized by a U.S. Government Obligation, 1.13%, due 02/28/2021, and with a value of $3,730,740.

	$ 3,657,330	$ 3,657,330

Total Repurchase Agreement (Cost $3,657,330)		3,657,330

Total Investments (Cost $18,286,649) (B)		18,286,649
Net Other Assets (Liabilities) - 9.1%		1,835,414

Net Assets - 100.0%		$ 20,122,063

FUTURES CONTRACTS: (C)
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini	Short	(333)	09/15/2017	$137,256	$—

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Short-Term Investment Companies	$14,629,319	$—	$—	$14,629,319
Repurchase Agreement	—	3,657,330	—	3,657,330

Total Investments	$14,629,319	$3,657,330	$—	$18,286,649

Other Financial Instruments
Futures Contracts (E)	$137,256	$—	$—	$137,256

Total Other Financial Instruments	$137,256	$—	$—	$137,256

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rate disclosed reflects the yield at June 30, 2017.
(B)	Aggregate cost for federal income tax purposes is $18,286,649.
(C)	Cash on deposit with broker in the amount of $1,740,885 has been segregated as collateral to cover margin requirements for open futures contracts.
(D)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended June 30, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(E)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica ProFund UltraBear VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2017

(unaudited)

Assets:
Unaffiliated investments, at value (cost $14,629,319)	$14,629,319
Repurchase agreement, at value (cost $3,657,330)	3,657,330
Cash	2,258
Cash collateral on deposit with broker	1,538,460
Receivables and other assets:
Interest	57
Variation margin receivable	340,340
Prepaid expenses	2

Total assets	20,167,766

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	2,249
Investment management fees	13,839
Distribution and service fees	4,167
Transfer agent costs	135
Trustees, CCO and deferred compensation fees	144
Audit and tax fees	8,176
Custody fees	1,980
Legal fees	707
Printing and shareholder reports fees	13,918
Other	388

Total liabilities	45,703

Net assets	$20,122,063

Net assets consist of:
Capital stock ($0.01 par value)	$353,715
Additional paid-in capital	182,200,699
Undistributed (distributions in excess of) net investment income (loss)	(146,994)
Accumulated net realized gain (loss)	(162,422,613)
Net unrealized appreciation (depreciation) on:
Futures contracts	137,256

Net assets	$20,122,063

Shares outstanding	35,371,514

Net asset value and offering price per share	$0.57

STATEMENT OF OPERATIONS

For the period ended June 30, 2017

(unaudited)

Investment Income:
Interest income from unaffiliated investments	$13,535

Total investment income	13,535

Expenses:
Investment management fees	114,850
Distribution and service fees	32,628
Transfer agent costs	254
Trustees, CCO and deferred compensation fees	362
Audit and tax fees	8,119
Custody fees	5,572
Legal fees	1,140
Printing and shareholder reports fees	1,182
Other	557

Total expenses before waiver and/or reimbursement and recapture	164,664

Expenses waived and/or reimbursed	(4,160)
Recapture of previously waived and/or reimbursed fees	25

Net expenses	160,529

Net investment income (loss)	(146,994)

Net realized gain (loss) on:
Futures contracts	(5,154,486)
Foreign currency transactions	332

Net realized gain (loss)	(5,154,154)

Net change in unrealized appreciation (depreciation) on:
Futures contracts	263,323

Net realized and change in unrealized gain (loss)	(4,890,831)

Net increase (decrease) in net assets resulting from operations	$(5,037,825)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica ProFund UltraBear VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2017 (unaudited)	December 31, 2016
From operations:
Net investment income (loss)	$(146,994)	$(498,557)
Net realized gain (loss)	(5,154,154)	(16,664,853)
Net change in unrealized appreciation (depreciation)	263,323	46,578

Net increase (decrease) in net assets resulting from operations	(5,037,825)	(17,116,832)

Capital share transactions:
Proceeds from shares sold	261,831	59,561,428
Cost of shares redeemed	(9,977,846)	(41,416,499)

Net increase (decrease) in net assets resulting from capital share transactions	(9,716,015)	18,144,929

Net increase (decrease) in net assets	(14,753,840)	1,028,097

Net assets:
Beginning of period/year	34,875,903	33,847,806

End of period/year	$20,122,063	$34,875,903

Undistributed (distributions in excess of) net investment income (loss)	$(146,994)	$—

Capital share transactions - shares:
Shares issued	439,998	63,192,258
Shares redeemed	(16,533,264)	(49,853,195)

Net increase (decrease) in shares outstanding	(16,093,266)	13,339,063

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$0.68		$0.89		$0.96	$1.29	$2.35	$3.33

Investment operations:
Net investment income (loss) (A) (B)	(0.00	)(C)	(0.01	)(D)	(0.01)	(0.01)	(0.02)	(0.03)
Net realized and unrealized gain (loss)	(0.11)		(0.20)		(0.06)	(0.32)	(1.04)	(0.95)

Total investment operations	(0.11)		(0.21)		(0.07)	(0.33)	(1.06)	(0.98)

Net asset value, end of period/year	$0.57		$0.68		$0.89	$0.96	$1.29	$2.35

Total return (E)	(16.18	)%(F)	(23.60)%		(7.29)%	(25.58)%	(45.11)%	(29.43)%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$20,122		$34,876		$33,848	$18,387	$18,501	$94,919
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	1.26	%(H)	1.20%		1.24%	1.32%	1.26%	1.20%
Including waiver and/or reimbursement and recapture	1.23	%(H)	1.22	%(D)	1.23%	1.23%	1.23%	1.22%
Net investment income (loss) to average net assets (B)	(1.13	)%(H)	(1.17	)%(D)	(1.22)%	(1.22)%	(1.21)%	(1.19)%
Portfolio turnover rate	—	%(F)	—%		—%	—%	—%	—%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(E)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(H)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2017

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica ProFund UltraBear VP (the “Portfolio”) is a series of TST and is classified as non-diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the NAV of the underlying portfolios. These investments are actively traded and no valuation adjustments are applied. Investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at June 30, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to each other as well as to other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of June 30, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2017.

Repurchase agreements at June 30, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at June 30, 2017, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of June 30, 2017.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized appreciation on futures contracts (A) (B)	$—	$—	$137,256	$—	$—	$137,256
Total	$—	$—	$137,256	$—	$—	$137,256

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within cumulative appreciation (depreciation) on futures contracts as reported within the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of June 30, 2017.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$(5,154,486)	$—	$—	$(5,154,486)
Total	$—	$—	$(5,154,486)	$—	$—	$(5,154,486)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$263,323	$—	$—	$263,323
Total	$—	$—	$263,323	$—	$—	$263,323

The following is a summary of the ending monthly average volume on derivative activity during the period ended June 30, 2017.

Futures Contracts at Notional Amount
Long	Short
—	(22,586)

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate (A)
First $250 million	0.88%
Over $250 million up to $750 million	0.83%
Over $750 million	0.78%

(A)	TAM has voluntarily agreed to waive a portion of its management fee. These amounts are not subject to recapture by TAM in future years.

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs including the investment management fee but excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Service Class	1.23%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.98%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees for all applicable share classes.

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the period ended June 30, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of June 30, 2017, the balances available for recapture by TAM for the Portfolio are as follows:

Amounts Available from Fiscal Years				Total
2014	2015	2016	June 30, 2017
$ 4,709	$ 7,601	$ 1,042	$ 4,160	$ 17,512

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. For the period ended June 30, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the period ended June 30, 2017.

7. PRINCIPAL OWNERSHIP

As of June 30, 2017, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Service Class	1	97.02%	97.02%

8. PURCHASES AND SALES OF SECURITIES

During the period ended June 30, 2017, there were no proceeds from securities purchased or securities sold (excluding short-term securities).

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

10. NEW ACCOUNTING PRONOUNCEMENT

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica ProFund UltraBear VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 7-8, 2017, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica ProFund UltraBear VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and ProFund Advisors LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2018.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Services, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed continuation of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmark, in each case for various trailing periods ended December 31, 2016.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica ProFund UltraBear VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Service Class Shares of the Portfolio was below the median for its peer universe for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Service Class Shares of the Portfolio was below its benchmark for the past 1-, 3- and 5-year periods. The Board considered that the Portfolio’s investment objective is to seek returns that are twice the inverse of the Portfolio’s benchmark and that the Portfolio’s underperformance relative to its peer universe and benchmark (the S&P 500) was consistent with its investment approach given the leveraged nature of the Portfolio and the positive market environment during the relevant periods.

Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Service Class Shares of the Portfolio were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM had not made material changes to this methodology, which had been applied consistently for the Portfolio.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica ProFund UltraBear VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through its undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica QS Investors Active Asset Allocation – Conservative VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2017, and held for the entire period until June 30, 2017.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,061.00	$2.96	$1,021.90	$2.91	0.58%
Service Class	1,000.00	1,060.50	4.24	1,020.70	4.16	0.83

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2017

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	47.6%
U.S. Equity Funds	34.0
International Equity Funds	14.1
Securities Lending Collateral	13.4
International Fixed Income Fund	3.5
Repurchase Agreement	0.9
Net Other Assets (Liabilities)	(13.5)
Total	100.0%

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica QS Investors Active Asset Allocation – Conservative VP

SCHEDULE OF INVESTMENTS

At June 30, 2017

(unaudited)

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.2%
International Equity Funds - 14.1%
iShares Edge MSCI Min Vol EAFE ETF (A)	326,010	$ 22,572,932
Vanguard FTSE All-World ex-US ETF	613,801	30,708,464
Vanguard Total International Stock ETF	197,143	10,245,522

		63,526,918

International Fixed Income Fund - 3.5%
Vanguard Total International Bond ETF	285,650	15,527,934

U.S. Equity Funds - 34.0%
iShares Core S&P 500 ETF (A)	127,257	30,975,627
iShares Edge MSCI Min Vol USA ETF (A)	351,899	17,218,418
iShares Russell 1000 ETF (A)	688,153	93,086,456
Vanguard Small-Cap Growth ETF (A)	41,845	6,098,072
Vanguard Small-Cap Value ETF (A)	49,089	6,033,529

		153,412,102

U.S. Fixed Income Funds - 47.6%
iShares Core U.S. Aggregate Bond ETF	456,055	49,942,583
iShares TIPS Bond ETF	31,401	3,561,815
SPDR Bloomberg Barclays Convertible Securities ETF (A)	224,280	11,128,774
Vanguard Total Bond Market ETF	1,834,226	150,094,714

		214,727,886

Total Exchange-Traded Funds (Cost $428,698,718)		447,194,840

	Shares	Value
SECURITIES LENDING COLLATERAL - 13.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.97% (B)	60,571,545	$ 60,571,545

Total Securities Lending Collateral (Cost $60,571,545)		60,571,545

	Principal	Value
REPURCHASE AGREEMENT - 0.9%
State Street Bank & Trust Co. 0.12% (B), dated 06/30/2017, to be repurchased at $3,923,953 on 07/03/2017. Collateralized by a U.S. Government Obligation, 1.13%, due 02/28/2021, and with a value of $4,006,361.	$ 3,923,914	3,923,914

Total Repurchase Agreement (Cost $3,923,914)		3,923,914

Total Investments (Cost $493,194,177) (C)		511,690,299
Net Other Assets (Liabilities) - (13.5)%		(60,988,418)

Net Assets - 100.0%		$ 450,701,881

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$447,194,840	$—	$—	$447,194,840
Securities Lending Collateral	60,571,545	—	—	60,571,545
Repurchase Agreement	—	3,923,914	—	3,923,914

Total Investments	$507,766,385	$3,923,914	$—	$511,690,299

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $59,300,911. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at June 30, 2017.
(C)	Aggregate cost for federal income tax purposes is $493,194,177. Aggregate gross unrealized appreciation and depreciation for all securities is $21,132,995 and $2,636,873, respectively. Net unrealized appreciation for tax purposes is $18,496,122.
(D)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended June 30, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica QS Investors Active Asset Allocation – Conservative VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2017

(unaudited)

Assets:
Unaffiliated investments, at value (cost $489,270,263) (including securities loaned of $59,300,911)	$507,766,385
Repurchase agreement, at value (cost $3,923,914)	3,923,914
Receivables and other assets:
Interest	13
Dividends	20,617
Net income from securities lending	7,291
Prepaid expenses	1,547

Total assets	511,719,767

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	76,265
Investment management fees	206,274
Distribution and service fees	92,338
Transfer agent costs	1,751
Trustees, CCO and deferred compensation fees	1,644
Audit and tax fees	11,855
Custody fees	4,015
Legal fees	4,225
Printing and shareholder reports fees	43,053
Other	4,921
Collateral for securities on loan	60,571,545

Total liabilities	61,017,886

Net assets	$450,701,881

Net assets consist of:
Capital stock ($0.01 par value)	$414,736
Additional paid-in capital	431,382,519
Undistributed (distributions in excess of) net investment income (loss)	10,164,383
Accumulated net realized gain (loss)	(9,755,879)
Net unrealized appreciation (depreciation) on:
Unaffiliated investments	18,496,122

Net assets	$450,701,881

Net assets by class:
Initial Class	$4,223,420
Service Class	446,478,461

Shares outstanding:
Initial Class	385,590
Service Class	41,088,001

Net asset value and offering price per share:
Initial Class	$10.95
Service Class	10.87

STATEMENT OF OPERATIONS

For the period ended June 30, 2017

(unaudited)

Investment Income:
Dividend income from unaffiliated investments	$4,241,701
Interest income from unaffiliated investments	1,009
Net income (loss) from securities lending	74,363

Total investment income	4,317,073

Expenses:
Investment management fees	1,245,184
Distribution and service fees:
Service Class	557,451
Transfer agent costs	3,397
Trustees, CCO and deferred compensation fees	5,554
Audit and tax fees	11,648
Custody fees	9,230
Legal fees	13,174
Printing and shareholder reports fees	4,961
Other	6,640

Total expenses	1,857,239

Net investment income (loss)	2,459,834

Net realized gain (loss) on:
Unaffiliated investments	1,244,645

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	22,804,316

Net realized and change in unrealized gain (loss)	24,048,961

Net increase (decrease) in net assets resulting from operations	$26,508,795

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica QS Investors Active Asset Allocation – Conservative VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2017 (unaudited)	December 31, 2016
From operations:
Net investment income (loss)	$2,459,834	$7,706,591
Net realized gain (loss)	1,244,645	1,782,755
Net change in unrealized appreciation (depreciation)	22,804,316	3,061,981

Net increase (decrease) in net assets resulting from operations	26,508,795	12,551,327

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	—	(63,459)
Service Class	—	(5,970,043)

Total dividends and/or distributions from net investment income	—	(6,033,502)

Capital share transactions:
Proceeds from shares sold:
Initial Class	90,398	343,434
Service Class	5,032,700	17,688,224

	5,123,098	18,031,658

Dividends and/or distributions reinvested:
Initial Class	—	63,459
Service Class	—	5,970,043

	—	6,033,502

Cost of shares redeemed:
Initial Class	(322,880)	(561,575)
Service Class	(42,711,502)	(39,095,305)

	(43,034,382)	(39,656,880)

Net increase (decrease) in net assets resulting from capital share transactions	(37,911,284)	(15,591,720)

Net increase (decrease) in net assets	(11,402,489)	(9,073,895)

Net assets:
Beginning of period/year	462,104,370	471,178,265

End of period/year	$450,701,881	$462,104,370

Undistributed (distributions in excess of) net investment income (loss)	$10,164,383	$7,704,549

Capital share transactions - shares:
Shares issued:
Initial Class	8,471	33,416
Service Class	472,088	1,724,604

	480,559	1,758,020

Shares reinvested:
Initial Class	—	6,021
Service Class	—	570,204

	—	576,225

Shares redeemed:
Initial Class	(30,218)	(54,406)
Service Class	(4,052,771)	(3,799,844)

	(4,082,989)	(3,854,250)

Net increase (decrease) in shares outstanding:
Initial Class	(21,747)	(14,969)
Service Class	(3,580,683)	(1,505,036)

	(3,602,430)	(1,520,005)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica QS Investors Active Asset Allocation – Conservative VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$10.32		$10.18		$10.85	$11.01	$10.51	$9.92

Investment operations:
Net investment income (loss) (A) (B)	0.07		0.19	(C)	0.16	0.15	0.17	0.22
Net realized and unrealized gain (loss)	0.56		0.11		(0.39)	0.29	0.59	0.46

Total investment operations	0.63		0.30		(0.23)	0.44	0.76	0.68

Dividends and/or distributions to shareholders:
Net investment income	—		(0.16)		(0.13)	(0.14)	(0.13)	(0.04)
Net realized gains	—		—		(0.31)	(0.46)	(0.13)	(0.05)

Total dividends and/or distributions to shareholders	—		(0.16)		(0.44)	(0.60)	(0.26)	(0.09)

Net asset value, end of period/year	$10.95		$10.32		$10.18	$10.85	$11.01	$10.51

Total return (D)	6.10	%(E)	2.87%		(2.13)%	3.97%	7.39%	6.89%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$4,223		$4,204		$4,298	$5,747	$10,602	$7,833
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.58	%(G)	0.58%		0.59%	0.58%	0.60%	0.59%
Including waiver and/or reimbursement and recapture	0.58	%(G)	0.57	%(C)	0.59%	0.58%	0.60%	0.60%
Net investment income (loss) to average net assets (B)	1.35	%(G)	1.87	%(C)	1.49%	1.33%	1.54%	2.12%
Portfolio turnover rate (H)	3	%(E)	143%		240%	158%	114%	101%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$10.25		$10.11		$10.78	$10.96	$10.48	$9.90

Investment operations:
Net investment income (loss) (A) (B)	0.06		0.17	(C)	0.13	0.13	0.14	0.20
Net realized and unrealized gain (loss)	0.56		0.10		(0.38)	0.27	0.59	0.47

Total investment operations	0.62		0.27		(0.25)	0.40	0.73	0.67

Dividends and/or distributions to shareholders:
Net investment income	—		(0.13)		(0.11)	(0.12)	(0.12)	(0.04)
Net realized gains	—		—		(0.31)	(0.46)	(0.13)	(0.05)

Total dividends and/or distributions to shareholders	—		(0.13)		(0.42)	(0.58)	(0.25)	(0.09)

Net asset value, end of period/year	$10.87		$10.25		$10.11	$10.78	$10.96	$10.48

Total return (D)	6.05	%(E)	2.65%		(2.36)%	3.61%	7.07%	6.78%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$446,479		$457,900		$466,880	$444,972	$363,485	$246,040
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.83	%(G)	0.83%		0.84%	0.83%	0.85%	0.84%
Including waiver and/or reimbursement and recapture	0.83	%(G)	0.82	%(C)	0.84%	0.83%	0.85%	0.85%
Net investment income (loss) to average net assets (B)	1.09	%(G)	1.61	%(C)	1.27%	1.18%	1.33%	1.97%
Portfolio turnover rate (H)	3	%(E)	143%		240%	158%	114%	101%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica QS Investors Active Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2017

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica QS Investors Active Asset Allocation – Conservative VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica QS Investors Active Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica QS Investors Active Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica QS Investors Active Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at June 30, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to each other as well as to other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of June 30, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2017.

Repurchase agreements at June 30, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of June 30, 2017.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$60,571,545	$—	$—	$—	$60,571,545
Total Borrowings	$60,571,545	$—	$—	$—	$60,571,545

5. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica QS Investors Active Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $50 million	0.58%
Over $50 million up to $250 million	0.56%
Over $250 million up to $1 billion	0.54%
Over $1 billion up to $1.5 billion	0.52%
Over $1.5 billion up to $2.5 billion	0.51%
Over $2.5 billion	0.50%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs including the investment management fee but excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.61%	May 1, 2018
Service Class	0.86%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.61%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees for all applicable share classes.

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the period ended June 30, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of June 30, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica QS Investors Active Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. For the period ended June 30, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the period ended June 30, 2017.

6. PRINCIPAL OWNERSHIP

As of June 30, 2017, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	1	99.03%	99.03%
Service Class	1	93.25%	93.25%

7. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 14,833,047	$ 49,014,737

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica QS Investors Active Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

9. NEW ACCOUNTING PRONOUNCEMENT

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica QS Investors Active Asset Allocation – Conservative VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 7-8, 2017, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica QS Investors Active Asset Allocation – Conservative VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and QS Investors, LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2018.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Services, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed continuation of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmarks, in each case for various trailing periods ended December 31, 2016.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica QS Investors Active Asset Allocation – Conservative VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Initial Class Shares of the Portfolio was below the median for its peer universe for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Initial Class Shares of the Portfolio was above its primary benchmark for the past 1- and 5-year periods and below its primary benchmark for the past 3-year period. The Board noted that the Portfolio’s sub-adviser had commenced subadvising the Portfolio on July 1, 2015 pursuant to its current investment strategies. The Trustees also noted recent changes in the Portfolio’s portfolio management team. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward. The Trustees observed that the performance of the Portfolio had improved during the first quarter of 2017.

Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Initial Class Shares of the Portfolio were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM had not made material changes to this methodology, which had been applied consistently for the Portfolio.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica QS Investors Active Asset Allocation – Conservative VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through its undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica QS Investors Active Asset Allocation –  Moderate Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2017, and held for the entire period until June 30, 2017.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,095.40	$2.96	$1,022.00	$2.86	0.57%
Service Class	1,000.00	1,094.20	4.26	1,020.70	4.11	0.82

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2017

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	65.3%
International Equity Funds	28.4
Securities Lending Collateral	10.8
U.S. Fixed Income Funds	5.1
International Fixed Income Fund	0.8
Repurchase Agreement	0.5
Net Other Assets (Liabilities)	(10.9)
Total	100.0%

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica QS Investors Active Asset Allocation –  Moderate Growth VP

SCHEDULE OF INVESTMENTS

At June 30, 2017

(unaudited)

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.6%
International Equity Funds - 28.4%
iShares Edge MSCI Min Vol EAFE ETF (A)	286,145	$ 19,812,680
Vanguard FTSE All-World ex-US ETF	2,677,886	133,974,637
Vanguard Total International Stock ETF	854,318	44,398,906

		198,186,223

International Fixed Income Fund - 0.8%
Vanguard Total International Bond ETF (A)	97,422	5,295,860

U.S. Equity Funds - 65.3%
iShares Core S&P 500 ETF (A)	421,362	102,563,724
iShares Edge MSCI Min Vol USA ETF (A)	162,751	7,963,407
iShares Russell 1000 ETF (A)	2,293,490	310,240,392
Vanguard Small-Cap Growth ETF (A)	122,930	17,914,589
Vanguard Small-Cap Value ETF (A)	139,976	17,204,450

		455,886,562

U.S. Fixed Income Funds - 5.1%
iShares Core U.S. Aggregate Bond ETF	73,132	8,008,686
iShares TIPS Bond ETF	14,376	1,630,670
SPDR Bloomberg Barclays Convertible Securities ETF (A)	49,531	2,457,728
Vanguard Total Bond Market ETF	291,811	23,878,894

		35,975,978

Total Exchange-Traded Funds (Cost $635,789,564)		695,344,623

	Shares	Value
SECURITIES LENDING COLLATERAL - 10.8%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.97% (B)	75,578,950	$ 75,578,950

Total Securities Lending Collateral (Cost $75,578,950)		75,578,950

	Principal	Value
REPURCHASE AGREEMENT - 0.5%
State Street Bank & Trust Co. 0.12% (B), dated 06/30/2017, to be repurchased at $3,580,989 on 07/03/2017. Collateralized by a U.S. Government Obligation, 1.13%, due 02/28/2021, and with a value of $3,656,912.	$ 3,580,953	3,580,953

Total Repurchase Agreement (Cost $3,580,953)		3,580,953

Total Investments (Cost $714,949,467) (C)		774,504,526
Net Other Assets (Liabilities) - (10.9)%		(76,084,372)

Net Assets - 100.0%		$ 698,420,154

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$695,344,623	$—	$—	$695,344,623
Securities Lending Collateral	75,578,950	—	—	75,578,950
Repurchase Agreement	—	3,580,953	—	3,580,953

Total Investments	$770,923,573	$3,580,953	$—	$774,504,526

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $74,025,226. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at June 30, 2017.
(C)	Aggregate cost for federal income tax purposes is $714,949,467. Aggregate gross unrealized appreciation for all securities is $59,555,059.
(D)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended June 30, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica QS Investors Active Asset Allocation –  Moderate Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2017

(unaudited)

Assets:
Unaffiliated investments, at value (cost $711,368,514) (including securities loaned of $74,025,226)	$770,923,573
Repurchase agreement, at value (cost $3,580,953)	3,580,953
Receivables and other assets:
Shares of beneficial interest sold	62,876
Interest	12
Dividends	58,790
Net income from securities lending	12,917
Prepaid expenses	2,375

Total assets	774,641,496

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	115,251
Investment management fees	316,984
Distribution and service fees	138,279
Transfer agent costs	2,529
Trustees, CCO and deferred compensation fees	2,356
Audit and tax fees	13,449
Custody fees	3,720
Legal fees	6,310
Printing and shareholder reports fees	36,096
Other	7,418
Collateral for securities on loan	75,578,950

Total liabilities	76,221,342

Net assets	$698,420,154

Net assets consist of:
Capital stock ($0.01 par value)	$626,309
Additional paid-in capital	695,537,463
Undistributed (distributions in excess of) net investment income (loss)	12,100,954
Accumulated net realized gain (loss)	(69,399,631)
Net unrealized appreciation (depreciation) on:
Unaffiliated investments	59,555,059

Net assets	$698,420,154

Net assets by class:
Initial Class	$29,875,821
Service Class	668,544,333

Shares outstanding:
Initial Class	2,656,360
Service Class	59,974,589

Net asset value and offering price per share:
Initial Class	$11.25
Service Class	11.15

STATEMENT OF OPERATIONS

For the period ended June 30, 2017

(unaudited)

Investment Income:
Dividend income from unaffiliated investments	$5,756,857
Interest income from unaffiliated investments	1,112
Net income (loss) from securities lending	90,396

Total investment income	5,848,365

Expenses:
Investment management fees	1,878,554
Distribution and service fees:
Service Class	819,900
Transfer agent costs	4,962
Trustees, CCO and deferred compensation fees	8,370
Audit and tax fees	13,762
Custody fees	10,031
Legal fees	19,608
Printing and shareholder reports fees	19,277
Other	9,948

Total expenses	2,784,412

Net investment income (loss)	3,063,953

Net realized gain (loss) on:
Unaffiliated investments	369,378

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	58,287,994

Net realized and change in unrealized gain (loss)	58,657,372

Net increase (decrease) in net assets resulting from operations	$61,721,325

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica QS Investors Active Asset Allocation –  Moderate Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2017 (unaudited)	December 31, 2016
From operations:
Net investment income (loss)	$3,063,953	$9,038,947
Net realized gain (loss)	369,378	(7,119,209)
Net change in unrealized appreciation (depreciation)	58,287,994	12,031,824

Net increase (decrease) in net assets resulting from operations	61,721,325	13,951,562

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	—	(385,198)
Service Class	—	(7,319,999)

Total dividends and/or distributions from net investment income	—	(7,705,197)

Capital share transactions:
Proceeds from shares sold:
Initial Class	931,706	1,150,784
Service Class	4,671,103	8,862,314

	5,602,809	10,013,098

Dividends and/or distributions reinvested:
Initial Class	—	385,198
Service Class	—	7,319,999

	—	7,705,197

Cost of shares redeemed:
Initial Class	(1,908,393)	(4,286,375)
Service Class	(44,001,544)	(84,090,194)

	(45,909,937)	(88,376,569)

Net increase (decrease) in net assets resulting from capital share transactions	(40,307,128)	(70,658,274)

Net increase (decrease) in net assets	21,414,197	(64,411,909)

Net assets:
Beginning of period/year	677,005,957	741,417,866

End of period/year	$698,420,154	$677,005,957

Undistributed (distributions in excess of) net investment income (loss)	$12,100,954	$9,037,001

Capital share transactions - shares:
Shares issued:
Initial Class	84,551	112,881
Service Class	430,023	875,933

	514,574	988,814

Shares reinvested:
Initial Class	—	37,074
Service Class	—	709,302

	—	746,376

Shares redeemed:
Initial Class	(176,730)	(419,626)
Service Class	(4,117,156)	(8,316,788)

	(4,293,886)	(8,736,414)

Net increase (decrease) in shares outstanding:
Initial Class	(92,179)	(269,671)
Service Class	(3,687,133)	(6,731,553)

	(3,779,312)	(7,001,224)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica QS Investors Active Asset Allocation –  Moderate Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$10.27		$10.17		$11.70	$11.90	$10.27	$9.30

Investment operations:
Net investment income (loss) (A) (B)	0.06		0.15	(C)	0.14	0.17	0.16	0.19
Net realized and unrealized gain (loss)	0.92		0.09		(0.87)	0.24	1.57	0.85

Total investment operations	0.98		0.24		(0.73)	0.41	1.73	1.04

Dividends and/or distributions to shareholders:
Net investment income	—		(0.14)		(0.14)	(0.10)	(0.10)	(0.07)
Net realized gains	—		—		(0.66)	(0.51)	—	—

Total dividends and/or distributions to shareholders	—		(0.14)		(0.80)	(0.61)	(0.10)	(0.07)

Net asset value, end of period/year	$11.25		$10.27		$10.17	$11.70	$11.90	$10.27

Total return (D)	9.54	%(E)	2.32%		(6.38)%	3.42%	16.96%	11.18%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$29,876		$28,226		$30,709	$34,540	$35,102	$30,317
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.57	%(G)	0.57%		0.58%	0.57%	0.59%	0.60%
Including waiver and/or reimbursement and recapture	0.57	%(G)	0.56	%(C)	0.58%	0.57%	0.59%	0.62%
Net investment income (loss) to average net assets (B)	1.15	%(G)	1.51	%(C)	1.22%	1.39%	1.45%	1.95%
Portfolio turnover rate (H)	24	%(E)	212%		454%	344%	111%	105%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$10.19		$10.10		$11.62	$11.83	$10.23	$9.29

Investment operations:
Net investment income (loss) (A) (B)	0.05		0.13	(C)	0.11	0.14	0.15	0.20
Net realized and unrealized gain (loss)	0.91		0.07		(0.86)	0.25	1.54	0.81

Total investment operations	0.96		0.20		(0.75)	0.39	1.69	1.01

Dividends and/or distributions to shareholders:
Net investment income	—		(0.11)		(0.11)	(0.09)	(0.09)	(0.07)
Net realized gains	—		—		(0.66)	(0.51)	—	—

Total dividends and/or distributions to shareholders	—		(0.11)		(0.77)	(0.60)	(0.09)	(0.07)

Net asset value, end of period/year	$11.15		$10.19		$10.10	$11.62	$11.83	$10.23

Total return (D)	9.42	%(E)	1.97%		(6.53)%	3.23%	16.62%	10.85%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$668,544		$648,780		$710,709	$713,097	$486,961	$195,145
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.82	%(G)	0.82%		0.83%	0.82%	0.84%	0.85%
Including waiver and/or reimbursement and recapture	0.82	%(G)	0.81	%(C)	0.83%	0.82%	0.84%	0.87%
Net investment income (loss) to average net assets (B)	0.88	%(G)	1.26	%(C)	1.00%	1.21%	1.39%	1.98%
Portfolio turnover rate (H)	24	%(E)	212%		454%	344%	111%	105%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica QS Investors Active Asset Allocation –  Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2017

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica QS Investors Active Asset Allocation –  Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica QS Investors Active Asset Allocation –  Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica QS Investors Active Asset Allocation –  Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at June 30, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to each other as well as to other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of June 30, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2017.

Repurchase agreements at June 30, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of June 30, 2017.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$75,578,950	$—	$—	$—	$75,578,950
Total Borrowings	$75,578,950	$—	$—	$—	$75,578,950

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica QS Investors Active Asset Allocation –  Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $50 million	0.58%
Over $50 million up to $250 million	0.56%
Over $250 million up to $1 billion	0.54%
Over $1 billion up to $1.5 billion	0.52%
Over $1.5 billion up to $2.5 billion	0.51%
Over $2.5 billion	0.50%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs including the investment management fee but excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.67%	May 1, 2018
Service Class	0.92%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.67%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees for all applicable share classes.

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the period ended June 30, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica QS Investors Active Asset Allocation –  Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

As of June 30, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. For the period ended June 30, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the period ended June 30, 2017.

6. PRINCIPAL OWNERSHIP

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	1	95.43%	95.43%
Service Class	1	91.22%	91.22%

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica QS Investors Active Asset Allocation –  Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

7. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 163,026,880	$ 198,199,574

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

9. NEW ACCOUNTING PRONOUNCEMENT

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica QS Investors Active Asset Allocation –  Moderate Growth VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 7-8, 2017, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and QS Investors, LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2018.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Services, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed continuation of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder functions of the funds.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica QS Investors Active Asset Allocation –  Moderate Growth VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmarks, in each case for various trailing periods ended December 31, 2016.

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Initial Class Shares of the Portfolio was below the median for its peer universe for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Initial Class Shares of the Portfolio was below its primary benchmark for the past 1-, 3- and 5-year periods. The Board noted that the Portfolio’s sub-adviser had commenced subadvising the Portfolio on July 1, 2015 pursuant to its current investment strategies. The Trustees also noted recent changes in the Portfolio’s portfolio management team. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward. The Trustees observed that the performance of the Portfolio had improved during the first quarter of 2017.

Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Initial Class Shares of the Portfolio were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM had not made material changes to this methodology, which had been applied consistently for the Portfolio.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica QS Investors Active Asset Allocation –  Moderate Growth VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through its undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica QS Investors Active Asset Allocation – Moderate VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2017, and held for the entire period until June 30, 2017.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,076.50	$2.88	$1,022.00	$2.81	0.56%
Service Class	1,000.00	1,075.30	4.17	1,020.80	4.06	0.81

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2017

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	47.8%
U.S. Fixed Income Funds	28.2
International Equity Funds	20.9
Securities Lending Collateral	7.9
International Fixed Income Fund	2.8
Repurchase Agreement	0.4
Net Other Assets (Liabilities)	(8.0)
Total	100.0%

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica QS Investors Active Asset Allocation – Moderate VP

SCHEDULE OF INVESTMENTS

At June 30, 2017

(unaudited)

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.7%
International Equity Funds - 20.9%
iShares Edge MSCI Min Vol EAFE ETF (A)	964,662	$ 66,793,197
Vanguard FTSE All-World ex-US ETF (A)	3,861,326	193,182,140
Vanguard Total International Stock ETF (A)	1,226,316	63,731,642

		323,706,979

International Fixed Income Fund - 2.8%
Vanguard Total International Bond ETF (A)	803,975	43,704,081

U.S. Equity Funds - 47.8%
iShares Core S&P 500 ETF (A)	662,171	161,179,043
iShares Edge MSCI Min Vol USA ETF (A)	780,139	38,172,201
iShares Russell 1000 ETF (A)	3,591,596	485,835,191
Vanguard Small-Cap Growth ETF (A)	199,248	29,036,411
Vanguard Small-Cap Value ETF (A)	235,337	28,925,271

		743,148,117

U.S. Fixed Income Funds - 28.2%
iShares Core U.S. Aggregate Bond ETF	915,266	100,230,780
iShares TIPS Bond ETF	103,658	11,757,927
SPDR Bloomberg Barclays Convertible Securities ETF (A)	486,101	24,120,331
Vanguard Total Bond Market ETF	3,686,353	301,654,266

		437,763,304

Total Exchange-Traded Funds (Cost $1,455,086,131)		1,548,322,481

	Shares	Value
SECURITIES LENDING COLLATERAL - 7.9%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.97% (B)	123,040,559	$ 123,040,559

Total Securities Lending Collateral (Cost $123,040,559)		123,040,559

	Principal	Value
REPURCHASE AGREEMENT - 0.4%
State Street Bank & Trust Co. 0.12% (B), dated 06/30/2017, to be repurchased at $6,695,519 on 07/03/2017. Collateralized by a U.S. Government Obligation, 1.13%, due 02/28/2021, and with a value of $6,831,486.	$ 6,695,452	6,695,452

Total Repurchase Agreement (Cost $6,695,452)		6,695,452

Total Investments (Cost $1,584,822,142) (C)		1,678,058,492
Net Other Assets (Liabilities) - (8.0)%		(124,430,547)

Net Assets - 100.0%		$ 1,553,627,945

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$1,548,322,481	$—	$—	$1,548,322,481
Securities Lending Collateral	123,040,559	—	—	123,040,559
Repurchase Agreement	—	6,695,452	—	6,695,452

Total Investments	$1,671,363,040	$6,695,452	$—	$1,678,058,492

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $120,444,075. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at June 30, 2017.
(C)	Aggregate cost for federal income tax purposes is $1,584,822,142. Aggregate gross unrealized appreciation and depreciation for all securities is $97,883,101 and $4,646,751, respectively. Net unrealized appreciation for tax purposes is $93,236,350.
(D)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended June 30, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica QS Investors Active Asset Allocation – Moderate VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2017

(unaudited)

Assets:
Unaffiliated investments, at value (cost $1,578,126,690) (including securities loaned of $120,444,075)	$1,671,363,040
Repurchase agreement, at value (cost $6,695,452)	6,695,452
Receivables and other assets:
Shares of beneficial interest sold	92
Interest	22
Dividends	98,842
Net income from securities lending	23,825
Prepaid expenses	5,365

Total assets	1,678,186,638

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	395,108
Investment management fees	688,770
Distribution and service fees	320,584
Transfer agent costs	5,772
Trustees, CCO and deferred compensation fees	5,476
Audit and tax fees	20,591
Custody fees	4,393
Legal fees	14,170
Printing and shareholder reports fees	46,561
Other	16,709
Collateral for securities on loan	123,040,559

Total liabilities	124,558,693

Net assets	$1,553,627,945

Net assets consist of:
Capital stock ($0.01 par value)	$1,359,827
Additional paid-in capital	1,517,050,628
Undistributed (distributions in excess of) net investment income (loss)	31,933,269
Accumulated net realized gain (loss)	(89,952,129)
Net unrealized appreciation (depreciation) on:
Unaffiliated investments	93,236,350

Net assets	$1,553,627,945

Net assets by class:
Initial Class	$2,569,862
Service Class	1,551,058,083

Shares outstanding:
Initial Class	222,748
Service Class	135,759,945

Net asset value and offering price per share:
Initial Class	$11.54
Service Class	11.43

STATEMENT OF OPERATIONS

For the period ended June 30, 2017

(unaudited)

Investment Income:
Dividend income from unaffiliated investments	$13,790,347
Interest income from unaffiliated investments	1,427
Net income (loss) from securities lending	226,646

Total investment income	14,018,420

Expenses:
Investment management fees	4,126,225
Distribution and service fees:
Service Class	1,919,749
Transfer agent costs	11,320
Trustees, CCO and deferred compensation fees	18,941
Audit and tax fees	21,327
Custody fees	14,577
Legal fees	44,385
Printing and shareholder reports fees	23,625
Other	22,519

Total expenses	6,202,668

Net investment income (loss)	7,815,752

Net realized gain (loss) on:
Unaffiliated investments	4,149,249

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	99,656,279

Net realized and change in unrealized gain (loss)	103,805,528

Net increase (decrease) in net assets resulting from operations	$111,621,280

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica QS Investors Active Asset Allocation – Moderate VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2017 (unaudited)	December 31, 2016
From operations:
Net investment income (loss)	$7,815,752	$24,124,640
Net realized gain (loss)	4,149,249	(6,989,039)
Net change in unrealized appreciation (depreciation)	99,656,279	18,044,717

Net increase (decrease) in net assets resulting from operations	111,621,280	35,180,318

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	—	(39,246)
Service Class	—	(19,707,525)

Total dividends and/or distributions from net investment income	—	(19,746,771)

Net realized gains:

Capital share transactions:
Proceeds from shares sold:
Initial Class	92,759	224,661
Service Class	11,275,676	6,965,876

	11,368,435	7,190,537

Dividends and/or distributions reinvested:
Initial Class	—	39,246
Service Class	—	19,707,525

	—	19,746,771

Cost of shares redeemed:
Initial Class	(368,775)	(422,765)
Service Class	(112,877,465)	(138,553,362)

	(113,246,240)	(138,976,127)

Net increase (decrease) in net assets resulting from capital share transactions	(101,877,805)	(112,038,819)

Net increase (decrease) in net assets	9,743,475	(96,605,272)

Net assets:
Beginning of period/year	1,543,884,470	1,640,489,742

End of period/year	$1,553,627,945	$1,543,884,470

Undistributed (distributions in excess of) net investment income (loss)	$31,933,269	$24,117,517

Capital share transactions - shares:
Shares issued:
Initial Class	8,295	20,927
Service Class	1,002,788	651,355

	1,011,083	672,282

Shares reinvested:
Initial Class	—	3,597
Service Class	—	1,819,716

	—	1,823,313

Shares redeemed:
Initial Class	(33,036)	(39,509)
Service Class	(10,225,855)	(13,013,521)

	(10,258,891)	(13,053,030)

Net increase (decrease) in shares outstanding:
Initial Class	(24,741)	(14,985)
Service Class	(9,223,067)	(10,542,450)

	(9,247,808)	(10,557,435)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica QS Investors Active Asset Allocation – Moderate VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$10.72		$10.62		$11.68	$11.59	$10.52	$9.71

Investment operations:
Net investment income (loss) (A) (B)	0.07		0.19	(C)	0.16	0.17	0.18	0.22
Net realized and unrealized gain (loss)	0.75		0.07		(0.63)	0.28	1.01	0.62

Total investment operations	0.82		0.26		(0.47)	0.45	1.19	0.84

Dividends and/or distributions to shareholders:
Net investment income	—		(0.16)		(0.13)	(0.09)	(0.06)	(0.02)
Net realized gains	—		—		(0.46)	(0.27)	(0.06)	(0.01)

Total dividends and/or distributions to shareholders	—		(0.16)		(0.59)	(0.36)	(0.12)	(0.03)

Net asset value, end of period/year	$11.54		$10.72		$10.62	$11.68	$11.59	$10.52

Total return (D)	7.65	%(E)	2.43%		(4.05)%	3.88%	11.42%	8.61%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$2,570		$2,653		$2,788	$3,150	$2,979	$1,740
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.56	%(G)	0.55%		0.57%	0.57%	0.58%	0.61%
Including waiver and/or reimbursement and recapture	0.56	%(G)	0.55	%(C)	0.57%	0.57%	0.58%	0.62%
Net investment income (loss) to average net assets (B)	1.24	%(G)	1.75	%(C)	1.38%	1.41%	1.59%	2.18%
Portfolio turnover rate (H)	18	%(E)	165%		330%	210%	86%	77%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$10.63		$10.53		$11.59	$11.52	$10.48	$9.70

Investment operations:
Net investment income (loss) (A) (B)	0.06		0.16	(C)	0.13	0.15	0.16	0.24
Net realized and unrealized gain (loss)	0.74		0.07		(0.62)	0.26	1.00	0.56

Total investment operations	0.80		0.23		(0.49)	0.41	1.16	0.80

Dividends and/or distributions to shareholders:
Net investment income	—		(0.13)		(0.11)	(0.07)	(0.06)	(0.01)
Net realized gains	—		—		(0.46)	(0.27)	(0.06)	(0.01)

Total dividends and/or distributions to shareholders	—		(0.13)		(0.57)	(0.34)	(0.12)	(0.02)

Net asset value, end of period/year	$11.43		$10.63		$10.53	$11.59	$11.52	$10.48

Total return (D)	7.53	%(E)	2.18%		(4.28)%	3.62%	11.12%	8.30%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,551,058		$1,541,231		$1,637,702	$1,690,334	$991,431	$304,438
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.81	%(G)	0.80%		0.82%	0.82%	0.83%	0.86%
Including waiver and/or reimbursement and recapture	0.81	%(G)	0.80	%(C)	0.82%	0.82%	0.83%	0.87%
Net investment income (loss) to average net assets (B)	1.02	%(G)	1.50	%(C)	1.15%	1.26%	1.47%	2.35%
Portfolio turnover rate (H)	18	%(E)	165%		330%	210%	86%	77%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica QS Investors Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2017

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica QS Investors Active Asset Allocation – Moderate VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica QS Investors Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica QS Investors Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica QS Investors Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at June 30, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to each other as well as to other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of June 30, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2017.

Repurchase agreements at June 30, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of June 30, 2017.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions Exchange-Traded Funds	$123,040,559	$—	$—	$—	$123,040,559
Total Borrowings	$123,040,559	$—	$—	$—	$123,040,559

5. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica QS Investors Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $50 million	0.58%
Over $50 million up to $250 million	0.56%
Over $250 million up to $1 billion	0.54%
Over $1 billion up to $1.5 billion	0.52%
Over $1.5 billion up to $2.5 billion	0.51%
Over $2.5 billion	0.50%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs including the investment management fee but excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.68%	May 1, 2018
Service Class	0.93%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.68%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees for all applicable share classes.

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the period ended June 30, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of June 30, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica QS Investors Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. For the period ended June 30, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the period ended June 30, 2017.

6. PRINCIPAL OWNERSHIP

As of June 30, 2017, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	1	93.99%	93.99%
Service Class	1	93.99%	93.99%

7. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 279,016,956	$ 371,878,727

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica QS Investors Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

9. NEW ACCOUNTING PRONOUNCEMENT

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica QS Investors Active Asset Allocation – Moderate VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 7-8, 2017, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica QS Investors Active Asset Allocation – Moderate VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and QS Investors, LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2018.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Services, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed continuation of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmarks, in each case for various trailing periods ended December 31, 2016.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica QS Investors Active Asset Allocation – Moderate VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Initial Class Shares of the Portfolio was below the median for its peer universe for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Initial Class Shares of the Portfolio was above its primary benchmark for the past 5-year period and below its primary benchmark for the past 1- and 3-year periods. The Board noted that the Portfolio’s sub-adviser had commenced subadvising the Portfolio on July 1, 2015 pursuant to its current investment strategies. The Trustees also noted recent changes in the Portfolio’s portfolio management team. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward. The Trustees observed that the performance of the Portfolio had improved during the first quarter of 2017.

Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Initial Class Shares of the Portfolio were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM had not made material changes to this methodology, which had been applied consistently for the Portfolio.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica QS Investors Active Asset Allocation – Moderate VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through its undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Small/Mid Cap Value VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2017, and held for the entire period until June 30, 2017.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Annualized Expense Ratio
Initial Class	$1,000.00	$1,072.70	$4.21	$1,020.70	$4.11	0.82%
Service Class	1,000.00	1,071.40	5.50	1,019.50	5.36	1.07

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2017

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	97.1%
Securities Lending Collateral	5.4
Repurchase Agreement	1.0
Net Other Assets (Liabilities)	(3.5)
Total	100.0%

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Small/Mid Cap Value VP

SCHEDULE OF INVESTMENTS

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS - 97.1%
Aerospace & Defense - 0.8%
Aerovironment, Inc. (A)	43,000	$ 1,642,600
Curtiss-Wright Corp.	11,200	1,027,936
Orbital ATK, Inc.	18,024	1,772,841

		4,443,377

Airlines - 2.6%
Alaska Air Group, Inc.	67,500	6,058,800
JetBlue Airways Corp. (A)	260,200	5,940,366
United Continental Holdings, Inc. (A)	39,500	2,972,375

		14,971,541

Auto Components - 0.6%
Gentex Corp.	49,500	939,015
Stoneridge, Inc. (A)	58,300	898,403
Visteon Corp. (A)	18,500	1,888,110

		3,725,528

Banks - 6.7%
Berkshire Hills Bancorp, Inc.	77,912	2,738,607
CIT Group, Inc. (B)	161,900	7,884,530
First Citizens BancShares, Inc., Class A	12,407	4,624,089
First Community Bancshares, Inc.	106,254	2,906,047
First Republic Bank, Class A	14,800	1,481,480
Hanmi Financial Corp., Class B	46,500	1,322,925
Hope Bancorp, Inc.	63,472	1,183,753
Lakeland Bancorp, Inc., Class A	171,500	3,232,775
Sandy Spring Bancorp, Inc.	74,000	3,008,840
Sterling Bancorp	135,000	3,138,750
Umpqua Holdings Corp.	102,800	1,887,408
Union Bankshares Corp.	32,000	1,084,800
United Community Banks, Inc.	67,500	1,876,500
Washington Trust Bancorp, Inc.	25,403	1,309,524
Webster Financial Corp.	28,500	1,488,270

		39,168,298

Biotechnology - 0.8%
United Therapeutics Corp. (A)	35,200	4,566,496

Building Products - 2.0%
American Woodmark Corp. (A)	13,000	1,242,150
Caesarstone, Ltd. (A)	92,100	3,228,105
Continental Building Products, Inc. (A)	141,800	3,303,940
Gibraltar Industries, Inc. (A)	15,165	540,632
Insteel Industries, Inc.	25,500	840,735
JELD-WEN Holding, Inc. (A)	40,400	1,311,384
Masonite International Corp. (A)	7,400	558,700
PGT Innovations, Inc. (A)	50,000	640,000

		11,665,646

Capital Markets - 1.7%
E*TRADE Financial Corp. (A)	119,200	4,533,176
Legg Mason, Inc.	42,000	1,602,720
Piper Jaffray Cos.	29,200	1,750,540
Stifel Financial Corp. (A)	36,800	1,692,064
Waddell & Reed Financial, Inc., Class A (B)	18,000	339,840

		9,918,340

Chemicals - 1.2%
Albemarle Corp.	17,000	1,794,180
Chase Corp.	6,000	640,200
Mosaic Co.	116,000	2,648,280
Trinseo SA	29,800	2,047,260

		7,129,920

	Shares	Value
COMMON STOCKS (continued)
Commercial Services & Supplies - 1.1%
HNI Corp.	22,100	$ 881,127
Hudson Technologies, Inc. (A)	85,500	722,475
Knoll, Inc.	36,000	721,800
Stericycle, Inc. (A)	34,000	2,594,880
Tetra Tech, Inc.	32,300	1,477,725

		6,398,007

Communications Equipment - 1.6%
ARRIS International PLC (A)	206,436	5,784,337
Harmonic, Inc. (A) (B)	101,600	533,400
KVH Industries, Inc. (A)	233,082	2,214,279
NETGEAR, Inc. (A)	24,000	1,034,400

		9,566,416

Construction & Engineering - 1.4%
Comfort Systems USA, Inc., Class A	57,300	2,125,830
EMCOR Group, Inc.	37,500	2,451,750
Granite Construction, Inc.	35,700	1,722,168
KBR, Inc. (B)	114,800	1,747,256

		8,047,004

Construction Materials - 0.4%
US Concrete, Inc. (A) (B)	28,250	2,219,038

Consumer Finance - 0.9%
Ally Financial, Inc.	254,600	5,321,140

Diversified Consumer Services - 0.9%
H&R Block, Inc.	166,000	5,131,060

Diversified Financial Services - 0.6%
Voya Financial, Inc.	98,786	3,644,216

Electric Utilities - 4.7%
Alliant Energy Corp.	107,800	4,330,326
FirstEnergy Corp.	432,500	12,611,700
PPL Corp.	171,800	6,641,788
Spark Energy, Inc., Class A	2,800	52,640
Xcel Energy, Inc.	75,800	3,477,704

		27,114,158

Electrical Equipment - 0.7%
LSI Industries, Inc.	101,500	918,575
Regal Beloit Corp.	30,600	2,495,430
Revolution Lighting Technologies, Inc. (A) (B)	72,400	477,116

		3,891,121

Electronic Equipment, Instruments & Components - 4.9%
Avnet, Inc.	158,629	6,167,496
Belden, Inc.	15,000	1,131,450
Benchmark Electronics, Inc. (A)	7,100	229,330
Coherent, Inc. (A)	22,200	4,994,778
Control4 Corp. (A)	271,500	5,324,115
Daktronics, Inc.	24,900	239,787
Methode Electronics, Inc.	19,000	782,800
Orbotech, Ltd. (A)	137,113	4,472,626
Universal Display Corp., Class A	28,550	3,119,087
Vishay Intertechnology, Inc. (B)	107,200	1,779,520

		28,240,989

Energy Equipment & Services - 0.7%
Helmerich & Payne, Inc. (B)	20,700	1,124,838
Transocean, Ltd. (A) (B)	372,300	3,064,029

		4,188,867

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Small/Mid Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts - 5.0%
Brandywine Realty Trust	132,000	$ 2,313,960
Community Healthcare Trust, Inc.	96,500	2,469,435
Crown Castle International Corp.	33,100	3,315,958
DiamondRock Hospitality Co.	205,000	2,244,750
Lexington Realty Trust	178,700	1,770,917
Liberty Property Trust, Series C	41,200	1,677,252
National Retail Properties, Inc.	23,000	899,300
Physicians Realty Trust	110,500	2,225,470
Piedmont Office Realty Trust, Inc., Class A	39,000	822,120
Sabra Health Care REIT, Inc.	23,500	566,350
Summit Hotel Properties, Inc.	200,000	3,730,000
Uniti Group, Inc.	273,102	6,865,784

		28,901,296

Food & Staples Retailing - 2.4%
Casey’s General Stores, Inc. (B)	72,900	7,808,319
Whole Foods Market, Inc.	140,200	5,903,822

		13,712,141

Food Products - 1.0%
Kellogg Co.	86,000	5,973,560

Health Care Equipment & Supplies - 1.0%
AngioDynamics, Inc. (A)	42,000	680,820
DENTSPLY SIRONA, Inc.	79,900	5,180,716

		5,861,536

Health Care Providers & Services - 5.3%
AmerisourceBergen Corp., Class A	53,600	5,066,808
AMN Healthcare Services, Inc. (A)	22,500	878,625
Cardinal Health, Inc.	88,200	6,872,544
HealthSouth Corp.	41,500	2,008,600
Laboratory Corp. of America Holdings (A)	34,700	5,348,658
MEDNAX, Inc. (A)	121,500	7,334,955
PharMerica Corp. (A)	25,600	672,000
WellCare Health Plans, Inc. (A)	13,300	2,388,148

		30,570,338

Health Care Technology - 0.2%
Omnicell, Inc. (A)	27,600	1,189,560

Hotels, Restaurants & Leisure - 0.4%
Churchill Downs, Inc.	13,000	2,382,900

Household Durables - 0.5%
Helen of Troy, Ltd. (A)	16,100	1,515,010
La-Z-Boy, Inc.	43,800	1,423,500

		2,938,510

Household Products - 0.5%
Spectrum Brands Holdings, Inc., Class A (B)	22,300	2,788,392

Independent Power & Renewable Electricity Producers - 1.1%
AES Corp.	601,300	6,680,443

Insurance - 8.8%
Alleghany Corp. (A)	13,500	8,029,800
Allstate Corp.	40,500	3,581,820
Aspen Insurance Holdings, Ltd.	31,000	1,545,350
Brown & Brown, Inc.	36,900	1,589,283
FNF Group	154,800	6,939,684
Loews Corp.	131,300	6,146,153
Markel Corp. (A)	2,800	2,732,408
Progressive Corp.	140,300	6,185,827
Selective Insurance Group, Inc.	84,683	4,238,384

	Shares	Value
COMMON STOCKS (continued)
Insurance (continued)
United Fire Group, Inc.	79,189	$ 3,489,067
Validus Holdings, Ltd.	28,400	1,475,948
Willis Towers Watson PLC	35,100	5,105,646

		51,059,370

Internet & Direct Marketing Retail - 1.0%
Liberty Expedia Holdings, Inc., Class A (A)	97,600	5,272,352
Nutrisystem, Inc.	12,500	650,625

		5,922,977

Internet Software & Services - 0.4%
IAC/InterActiveCorp (A)	20,400	2,106,096

IT Services - 1.5%
Global Payments, Inc.	18,400	1,661,888
Leidos Holdings, Inc.	36,200	1,871,178
Sykes Enterprises, Inc. (A)	25,900	868,427
Western Union Co.	230,600	4,392,930

		8,794,423

Machinery - 1.6%
Altra Industrial Motion Corp.	41,200	1,639,760
Columbus McKinnon Corp.	34,358	873,380
Douglas Dynamics, Inc.	53,700	1,766,730
Gencor Industries, Inc. (A)	34,700	562,140
Mueller Industries, Inc.	51,300	1,562,085
Oshkosh Corp.	16,500	1,136,520
Watts Water Technologies, Inc., Class A	24,200	1,529,440

		9,070,055

Media - 5.4%
AMC Networks, Inc., Class A (A)	105,700	5,645,437
Discovery Communications, Inc., Class C (A)	252,944	6,376,718
DISH Network Corp., Class A (A)	28,600	1,794,936
Liberty Media Corp. - Liberty SiriusXM, Class C (A)	82,544	3,442,085
Lions Gate Entertainment Corp., Class B (A)	59,579	1,565,736
Madison Square Garden Co., Class A (A)	20,380	4,012,822
News Corp., Class A	502,000	6,877,400
Viacom, Inc., Class B	49,500	1,661,715

		31,376,849

Metals & Mining - 0.3%
Kaiser Aluminum Corp.	17,500	1,549,100

Mortgage Real Estate Investment Trusts - 1.1%
Annaly Capital Management, Inc.	550,689	6,635,802

Multi-Utilities - 2.4%
CMS Energy Corp.	36,700	1,697,375
NorthWestern Corp.	57,850	3,530,007
SCANA Corp.	67,400	4,516,474
WEC Energy Group, Inc.	68,200	4,186,116

		13,929,972

Oil, Gas & Consumable Fuels - 4.6%
Alon USA Energy, Inc.	48,500	646,020
Antero Resources Corp. (A) (B)	358,700	7,751,507
Callon Petroleum Co. (A) (B)	124,900	1,325,189
Gulfport Energy Corp. (A)	77,300	1,140,175
Marathon Petroleum Corp.	67,000	3,506,110
Range Resources Corp.	236,600	5,482,022
REX American Resources Corp., Class A (A)	19,400	1,873,264
Rice Energy, Inc. (A)	160,100	4,263,463

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Small/Mid Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Tesoro Corp.	11,548	$ 1,080,893

		27,068,643

Paper & Forest Products - 0.6%
Domtar Corp.	63,800	2,451,196
P.H. Glatfelter Co.	42,000	820,680

		3,271,876

Pharmaceuticals - 0.4%
Nektar Therapeutics, Class A (A)	112,000	2,189,600

Professional Services - 0.8%
FTI Consulting, Inc. (A)	13,800	482,448
Heidrick & Struggles International, Inc.	92,300	2,007,525
On Assignment, Inc. (A)	37,600	2,036,040

		4,526,013

Real Estate Management & Development - 0.6%
CBRE Group, Inc., Class A (A)	96,300	3,505,320

Road & Rail - 0.3%
AMERCO	4,350	1,592,361

Semiconductors & Semiconductor Equipment - 3.0%
Brooks Automation, Inc., Class A	47,000	1,019,430
Cohu, Inc.	130,300	2,050,922
Entegris, Inc. (A)	77,600	1,703,320
First Solar, Inc. (A) (B)	85,400	3,405,752
KLA-Tencor Corp.	18,100	1,656,331
MKS Instruments, Inc.	31,900	2,146,870
Qorvo, Inc. (A)	21,800	1,380,376
Silicon Motion Technology Corp., ADR (B)	44,300	2,136,589
Xcerra Corp. (A)	197,100	1,925,667

		17,425,257

Software - 2.7%
Barracuda Networks, Inc. (A)	20,300	468,118
CA, Inc.	83,500	2,878,245
Citrix Systems, Inc. (A)	19,800	1,575,684
Dell Technologies, Inc., Class V (A)	99,500	6,080,445
Synopsys, Inc. (A)	45,700	3,332,901
TiVo Corp.	83,917	1,565,052

		15,900,445

Specialty Retail - 3.5%
Abercrombie & Fitch Co., Class A	66,000	821,040
Advance Auto Parts, Inc.	73,200	8,534,388
American Eagle Outfitters, Inc.	182,300	2,196,715
Bed Bath & Beyond, Inc.	177,400	5,392,960
Foot Locker, Inc.	15,250	751,520
Urban Outfitters, Inc. (A) (B)	40,700	754,578
Williams-Sonoma, Inc., Class A (B)	38,700	1,876,950

		20,328,151

Technology Hardware, Storage & Peripherals - 1.6%
NetApp, Inc.	124,000	4,966,200
Western Digital Corp.	52,300	4,633,780

		9,599,980

Textiles, Apparel & Luxury Goods - 2.0%
Deckers Outdoor Corp. (A)	13,550	924,923
Fossil Group, Inc. (A) (B)	145,100	1,501,785
Michael Kors Holdings, Ltd. (A)	209,400	7,590,750

	Shares	Value
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods (continued)
Steven Madden, Ltd., Class B (A)	36,500	$ 1,458,175

		11,475,633

Thrifts & Mortgage Finance - 1.9%
Dime Community Bancshares, Inc.	88,500	1,734,600
Oritani Financial Corp.	37,500	639,375
Provident Financial Services, Inc.	75,800	1,923,804
TrustCo Bank Corp.	112,900	874,975
United Financial Bancorp, Inc.	172,281	2,875,370
Washington Federal, Inc.	96,900	3,217,080

		11,265,204

Trading Companies & Distributors - 0.9%
AerCap Holdings NV (A)	115,000	5,339,450

Total Common Stocks (Cost $487,478,623)		564,282,415

SECURITIES LENDING COLLATERAL - 5.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.97% (C)	31,286,152	31,286,152

Total Securities Lending Collateral (Cost $31,286,152)		31,286,152

	Principal	Value
REPURCHASE AGREEMENT - 1.0%
State Street Bank & Trust Co. 0.12% (C), dated 06/30/2017, to be repurchased at $5,552,407 on 07/03/2017. Collateralized by a U.S. Government Obligation, 1.13%, due 08/31/2021, and with a value of $5,666,575.	$ 5,552,352	5,552,352

Total Repurchase Agreement (Cost $5,552,352)		5,552,352

Total Investments (Cost $524,317,127) (D)		601,120,919
Net Other Assets (Liabilities) - (3.5)%		(20,101,575)

Net Assets - 100.0%		$ 581,019,344

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Small/Mid Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$564,282,415	$—	$—	$564,282,415
Securities Lending Collateral	31,286,152	—	—	31,286,152
Repurchase Agreement	—	5,552,352	—	5,552,352

Total Investments	$595,568,567	$5,552,352	$—	$601,120,919

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $30,478,223. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at June 30, 2017.
(D)	Aggregate cost for federal income tax purposes is $524,317,127. Aggregate gross unrealized appreciation and depreciation for all securities is $97,854,202 and $21,050,410, respectively. Net unrealized appreciation for tax purposes is $76,803,792.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended June 30, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Small/Mid Cap Value VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2017

(unaudited)

Assets:
Investments, at value (cost $518,764,775) (including securities loaned of $30,478,223)	$595,568,567
Repurchase agreement, at value (cost $5,552,352)	5,552,352
Cash	13,092,671
Receivables and other assets:
Shares of beneficial interest sold	410,458
Investments sold	1,999,053
Interest	19
Dividends	877,235
Tax reclaims	485
Net income from securities lending	11,743
Prepaid expenses	2,253

Total assets	617,514,836

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	128,600
Investments purchased	4,572,693
Investment management fees	375,590
Distribution and service fees	40,746
Transfer agent costs	1,719
Trustees, CCO and deferred compensation fees	2,096
Audit and tax fees	12,585
Custody fees	277
Legal fees	2,927
Printing and shareholder reports fees	65,284
Other	6,823
Collateral for securities on loan	31,286,152

Total liabilities	36,495,492

Net assets	$581,019,344

Net assets consist of:
Capital stock ($0.01 par value)	$263,057
Additional paid-in capital	422,841,862
Undistributed (distributions in excess of) net investment income (loss)	8,682,987
Accumulated net realized gain (loss)	72,427,764
Net unrealized appreciation (depreciation) on:
Investments	76,803,792
Translation of assets and liabilities denominated in foreign currencies	(118)

Net assets	$581,019,344

Net assets by class:
Initial Class	$382,873,194
Service Class	198,146,150

Shares outstanding:
Initial Class	17,194,988
Service Class	9,110,709

Net asset value and offering price per share:
Initial Class	$22.27
Service Class	21.75

STATEMENT OF OPERATIONS

For the period ended June 30, 2017

(unaudited)

Investment Income:
Dividend income	$3,498,043
Interest income	1,729
Net income (loss) from securities lending	36,523
Withholding taxes on foreign income	(16,351)

Total investment income	3,519,944

Expenses:
Investment management fees	2,245,619
Distribution and service fees:
Service Class	240,601
Transfer agent costs	3,831
Trustees, CCO and deferred compensation fees	6,969
Audit and tax fees	12,837
Custody fees	38,383
Legal fees	16,147
Printing and shareholder reports fees	30,230
Other	7,511

Total expenses	2,602,128

Net investment income (loss)	917,816

Net realized gain (loss) on:
Investments	24,584,883

Net change in unrealized appreciation (depreciation) on:
Investments	14,472,898
Translation of assets and liabilities denominated in foreign currencies	38

Net change in unrealized appreciation (depreciation)	14,472,936

Net realized and change in unrealized gain (loss)	39,057,819

Net increase (decrease) in net assets resulting from operations	$39,975,635

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Small/Mid Cap Value VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2017 (unaudited)	December 31, 2016
From operations:
Net investment income (loss)	$917,816	$6,767,186
Net realized gain (loss)	24,584,883	52,481,274
Net change in unrealized appreciation (depreciation)	14,472,936	43,287,433

Net increase (decrease) in net assets resulting from operations	39,975,635	102,535,893

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	—	(2,670,857)
Service Class	—	(865,967)

Total dividends and/or distributions from net investment income	—	(3,536,824)

Net realized gains:
Initial Class	—	(34,432,756)
Service Class	—	(16,698,941)

Total dividends and/or distributions from net realized gains	—	(51,131,697)

Total dividends and/or distributions to shareholders	—	(54,668,521)

Capital share transactions:
Proceeds from shares sold:
Initial Class	7,282,212	42,484,015
Service Class	12,914,590	21,372,172

	20,196,802	63,856,187

Dividends and/or distributions reinvested:
Initial Class	—	37,103,613
Service Class	—	17,564,908

	—	54,668,521

Cost of shares redeemed:
Initial Class	(28,797,721)	(172,862,199)
Service Class	(16,301,664)	(24,508,400)

	(45,099,385)	(197,370,599)

Net increase (decrease) in net assets resulting from capital share transactions	(24,902,583)	(78,845,891)

Net increase (decrease) in net assets	15,073,052	(30,978,519)

Net assets:
Beginning of period/year	565,946,292	596,924,811

End of period/year	$581,019,344	$565,946,292

Undistributed (distributions in excess of) net investment income (loss)	$8,682,987	$7,765,171

Capital share transactions - shares:
Shares issued:
Initial Class	339,366	2,154,343
Service Class	611,678	1,102,927

	951,044	3,257,270

Shares reinvested:
Initial Class	—	1,976,750
Service Class	—	956,174

	—	2,932,924

Shares redeemed:
Initial Class	(1,334,414)	(8,713,138)
Service Class	(775,109)	(1,333,923)

	(2,109,523)	(10,047,061)

Net increase (decrease) in shares outstanding:
Initial Class	(995,048)	(4,582,045)
Service Class	(163,431)	725,178

	(1,158,479)	(3,856,867)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Small/Mid Cap Value VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$20.76		$19.16		$22.68	$23.67	$17.47	$20.28

Investment operations:
Net investment income (loss) (A)	0.04		0.24	(B)	0.15	0.19	0.20	0.22
Net realized and unrealized gain (loss)	1.47		3.57		(0.77)	1.04	6.13	2.82

Total investment operations	1.51		3.81		(0.62)	1.23	6.33	3.04

Dividends and/or distributions to shareholders:
Net investment income	—		(0.16)		(0.23)	(0.19)	(0.09)	(0.12)
Net realized gains	—		(2.05)		(2.67)	(2.03)	(0.04)	(5.73)

Total dividends and/or distributions to shareholders	—		(2.21)		(2.90)	(2.22)	(0.13)	(5.85)

Net asset value, end of period/year	$22.27		$20.76		$19.16	$22.68	$23.67	$17.47

Total return (C)	7.27	%(D)	21.13%		(2.51)%	5.23%	36.32%	16.39%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$382,873		$377,647		$436,364	$686,546	$739,394	$233,808
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.82	%(E)	0.87%		0.85%	0.85%	0.86%	0.89%
Including waiver and/or reimbursement and recapture	0.82	%(E)	0.86	%(B)	0.85%	0.85%	0.86%	0.89%
Net investment income (loss) to average net assets	0.41	%(E)	1.27	%(B)	0.67%	0.82%	0.96%	1.08%
Portfolio turnover rate	26	%(D)	128%		64%	95%	106%	76%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$20.30		$18.78		$22.28	$23.31	$17.22	$20.07

Investment operations:
Net investment income (loss) (A)	0.02		0.21	(B)	0.09	0.13	0.15	0.16
Net realized and unrealized gain (loss)	1.43		3.47		(0.74)	1.02	6.04	2.78

Total investment operations	1.45		3.68		(0.65)	1.15	6.19	2.94

Dividends and/or distributions to shareholders:
Net investment income	—		(0.11)		(0.18)	(0.15)	(0.06)	(0.06)
Net realized gains	—		(2.05)		(2.67)	(2.03)	(0.04)	(5.73)

Total dividends and/or distributions to shareholders	—		(2.16)		(2.85)	(2.18)	(0.10)	(5.79)

Net asset value, end of period/year	$21.75		$20.30		$18.78	$22.28	$23.31	$17.22

Total return (C)	7.14	%(D)	20.80%		(2.73)%	4.93%	36.04%	16.04%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$198,146		$188,299		$160,561	$175,537	$167,607	$78,008
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.07	%(E)	1.12%		1.10%	1.10%	1.11%	1.14%
Including waiver and/or reimbursement and recapture	1.07	%(E)	1.10	%(B)	1.10%	1.10%	1.11%	1.14%
Net investment income (loss) to average net assets	0.15	%(E)	1.13	%(B)	0.43%	0.58%	0.71%	0.83%
Portfolio turnover rate	26	%(D)	128%		64%	95%	106%	76%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2017

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Small/Mid Cap Value VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the period ended June 30, 2017, commissions recaptured are $14,937.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at June 30, 2017, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at June 30, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to each other as well as to other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of June 30, 2017, the Portfolio has not utilized the program.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2017.

Repurchase agreements at June 30, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of June 30, 2017.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$31,286,152	$—	$—	$—	$31,286,152
Total Borrowings	$31,286,152	$—	$—	$—	$31,286,152

6. RISK FACTOR

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Small and medium capitalization risk: Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions than large capitalization companies. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate, and may offer greater potential for losses.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

As of June 30, 2017, the percentage of Portfolio net assets owned by affiliated investors are as follows:

Portfolio	Value	Percentage of Net Assets
Transamerica Madison Balanced Allocation VP	$4,150,509	0.71%
Transamerica Madison Conservative Allocation VP	908,178	0.16
Total	$5,058,687	0.87%

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $350 Million	0.790%
Over $350 Million up to $500 Million	0.780%
Over $500 Million up to $750 Million	0.765%
Over $750 Million up to $1 Billion	0.755%
Over $1 Billion up to $1.5 Billion	0.735%
Over $1.5 Billion up to $2 Billion	0.730%
Over $2 Billion	0.725%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs including the investment management fee but excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.89%	May 1, 2018
Service Class	1.14%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.89%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees (Rule 12b-1 fees) for all applicable share classes.

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the period ended June 30, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of June 30, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. For the period ended June 30, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the period ended June 30, 2017.

8. PRINCIPAL OWNERSHIP

As of June 30, 2017, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	3	93.27%	93.27%
Service Class	2	81.74%	62.47%

9. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 147,514,530	$ —	$ 157,184,228	$ —

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

11. NEW ACCOUNTING PRONOUNCEMENT

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Small/Mid Cap Value VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 7-8, 2017, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica Small/Mid Cap Value VP (formerly, Transamerica Systematic Small/Mid Cap Value VP) (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and Systematic Financial Management L.P. (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2018.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Services, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed continuation of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmark, in each case for various trailing periods ended December 31, 2016.

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Small/Mid Cap Value VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

specific date, and that consideration of performance data for a different period could generate different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Initial Class Shares of the Portfolio was above the median for its peer universe for the past 1- and 10-year periods and in line with the median for the past 3- and 5-year periods. The Board also noted that the performance of Initial Class Shares of the Portfolio was above its benchmark for the past 10-year period and below its benchmark for the past 1-, 3- and 5-year periods. The Board noted that Systematic Financial Management, L.P. had previously served as the Portfolio’s sole sub-adviser, beginning on March 22, 2011, pursuant to different investment strategies. The Board also noted that Thompson, Siegel & Walmsley LLC had commenced subadvising the Portfolio’s mid-cap sleeve and Systematic Financial Management, L.P. had continued subadvising the Portfolio’s small-cap sleeve pursuant to the Portfolio’s current investment strategies on December 4, 2016.

Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee was in line with the median for its peer group and above the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Initial Class Shares of the Portfolio were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM had not made material changes to this methodology, which had been applied consistently for the Portfolio.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Small/Mid Cap Value VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through its undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio and that TAM believes that the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Portfolio. The Board also noted that the Sub-Adviser participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and the contract holders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Portfolio’s brokerage transactions.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica T. Rowe Price Small Cap VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2017, and held for the entire period until June 30, 2017.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Annualized Expense Ratio
Initial Class	$1,000.00	$1,107.40	$4.23	$1,020.80	$4.06	0.81%
Service Class	1,000.00	1,105.80	5.53	1,019.50	5.31	1.06

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2017

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	99.5%
Securities Lending Collateral	8.0
Repurchase Agreement	0.3
Contingent Value Right	0.0 *
Net Other Assets (Liabilities)	(7.8)
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS - 99.5%
Aerospace & Defense - 3.7%
Aerojet Rocketdyne Holdings, Inc. (A)	82,200	$ 1,709,760
BWX Technologies, Inc.	76,116	3,710,655
Curtiss-Wright Corp.	38,900	3,570,242
Esterline Technologies Corp. (A)	13,600	1,289,280
HEICO Corp., Class A	90,726	5,629,548
Hexcel Corp.	58,700	3,098,773
Moog, Inc., Class A (A)	59,400	4,260,168
Teledyne Technologies, Inc. (A)	52,200	6,663,330

		29,931,756

Air Freight & Logistics - 0.7%
XPO Logistics, Inc. (A)	92,800	5,997,664

Airlines - 0.4%
Allegiant Travel Co., Class A	3,400	461,040
Hawaiian Holdings, Inc. (A)	12,900	605,655
Spirit Airlines, Inc. (A)	41,000	2,117,650

		3,184,345

Auto Components - 1.1%
Cooper-Standard Holdings, Inc. (A)	23,200	2,340,184
Gentherm, Inc. (A)	11,400	442,320
LCI Industries	27,700	2,836,480
Tenneco, Inc.	54,500	3,151,735

		8,770,719

Banks - 1.8%
Ameris Bancorp	34,200	1,648,440
CenterState Banks, Inc.	123,000	3,057,780
First Bancorp / Southern Pines	27,701	865,933
Hilltop Holdings, Inc.	64,100	1,680,061
Signature Bank (A)	23,000	3,301,190
SVB Financial Group (A)	23,100	4,060,749

		14,614,153

Beverages - 0.3%
Boston Beer Co., Inc., Class A (A) (B)	14,000	1,850,100
Coca-Cola Bottling Co. Consolidated	3,200	732,384

		2,582,484

Biotechnology - 6.2%
ACADIA Pharmaceuticals, Inc. (A) (B)	47,600	1,327,564
Acceleron Pharma, Inc. (A) (B)	15,700	477,123
Acorda Therapeutics, Inc. (A)	21,000	413,700
Agios Pharmaceuticals, Inc. (A) (B)	17,500	900,375
Alkermes PLC (A)	15,700	910,129
Alnylam Pharmaceuticals, Inc. (A) (B)	13,800	1,100,688
AMAG Pharmaceuticals, Inc. (A)	26,800	493,120
Bellicum Pharmaceuticals, Inc. (A) (B)	13,900	162,352
BioMarin Pharmaceutical, Inc. (A)	6,300	572,166
Bioverativ, Inc. (A)	82,200	4,945,974
Bluebird Bio, Inc. (A)	26,300	2,762,815
Blueprint Medicines Corp. (A)	21,987	1,114,081
Clovis Oncology, Inc. (A)	18,000	1,685,340
Exelixis, Inc. (A)	123,900	3,051,657
Incyte Corp. (A)	18,800	2,367,108
Insmed, Inc. (A)	60,800	1,043,328
Insys Therapeutics, Inc. (A)	12,300	155,595
Ionis Pharmaceuticals, Inc. (A) (B)	27,800	1,414,186
Ironwood Pharmaceuticals, Inc., Class A (A) (B)	78,800	1,487,744
Kite Pharma, Inc. (A)	26,900	2,788,723
Ligand Pharmaceuticals, Inc., Class B (A) (B)	25,700	3,119,980

	Shares	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Neurocrine Biosciences, Inc. (A) (B)	67,500	$ 3,105,000
Prothena Corp. PLC (A)	22,500	1,217,700
Radius Health, Inc. (A) (B)	22,900	1,035,767
Repligen Corp. (A)	42,400	1,757,056
Sage Therapeutics, Inc. (A) (B)	20,000	1,592,800
Seattle Genetics, Inc. (A)	29,000	1,500,460
Spark Therapeutics, Inc. (A) (B)	19,600	1,170,904
TESARO, Inc. (A) (B)	27,300	3,818,178
Ultragenyx Pharmaceutical, Inc. (A)	21,900	1,360,209
United Therapeutics Corp. (A)	11,000	1,427,030

		50,278,852

Building Products - 1.4%
AAON, Inc.	56,150	2,069,128
Lennox International, Inc. (B)	30,300	5,564,292
Patrick Industries, Inc. (A)	48,300	3,518,655

		11,152,075

Capital Markets - 3.0%
CBOE Holdings, Inc.	65,200	5,959,280
E*TRADE Financial Corp. (A)	68,460	2,603,534
FactSet Research Systems, Inc.	15,850	2,633,953
Financial Engines, Inc. (B)	31,300	1,145,580
MarketAxess Holdings, Inc.	36,600	7,360,260
MSCI, Inc., Class A	41,588	4,283,148

		23,985,755

Chemicals - 3.0%
AdvanSix, Inc. (A)	43,500	1,358,940
Chase Corp.	20,400	2,176,680
GCP Applied Technologies, Inc. (A)	113,000	3,446,500
Ingevity Corp. (A)	34,200	1,963,080
Innospec, Inc.	32,700	2,143,485
Minerals Technologies, Inc.	37,400	2,737,680
NewMarket Corp.	7,500	3,453,600
PolyOne Corp.	84,800	3,285,152
Scotts Miracle-Gro Co., Class A	15,500	1,386,630
Stepan Co.	19,300	1,681,802
WR Grace & Co.	12,300	885,723

		24,519,272

Commercial Services & Supplies - 1.6%
Casella Waste Systems, Inc., Class A (A)	58,500	959,985
Clean Harbors, Inc. (A)	19,800	1,105,434
Healthcare Services Group, Inc.	67,100	3,142,293
Rollins, Inc.	114,225	4,650,100
US Ecology, Inc.	51,600	2,605,800
West Corp.	30,100	701,932

		13,165,544

Communications Equipment - 1.0%
ARRIS International PLC (A)	111,900	3,135,438
EchoStar Corp., Class A (A)	26,200	1,590,340
NetScout Systems, Inc. (A)	32,400	1,114,560
Plantronics, Inc.	47,400	2,479,494

		8,319,832

Construction & Engineering - 0.2%
Valmont Industries, Inc.	8,400	1,256,640

Consumer Finance - 0.4%
PRA Group, Inc. (A)	47,900	1,815,410

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Consumer Finance (continued)
SLM Corp. (A)	133,000	$ 1,529,500

		3,344,910

Containers & Packaging - 1.3%
Berry Global Group, Inc. (A)	125,300	7,143,353
Graphic Packaging Holding Co.	246,800	3,400,904

		10,544,257

Distributors - 0.7%
Pool Corp.	50,000	5,878,500

Diversified Consumer Services - 1.7%
Capella Education Co.	32,400	2,773,440
Service Corp. International	168,500	5,636,325
ServiceMaster Global Holdings, Inc. (A)	83,500	3,272,365
Sotheby’s, Class A (A)	31,800	1,706,706

		13,388,836

Electrical Equipment - 0.4%
AZZ, Inc.	44,600	2,488,680
Generac Holdings, Inc. (A)	29,200	1,054,996

		3,543,676

Electronic Equipment, Instruments & Components - 2.2%
Anixter International, Inc. (A)	20,000	1,564,000
Cognex Corp.	73,200	6,214,680
Coherent, Inc. (A)	31,600	7,109,684
Novanta, Inc. (A)	27,400	986,400
OSI Systems, Inc. (A)	27,700	2,081,655

		17,956,419

Energy Equipment & Services - 0.4%
Core Laboratories NV (B)	3,600	364,572
Dril-Quip, Inc., Class A (A)	22,100	1,078,480
Oceaneering International, Inc.	42,700	975,268
Oil States International, Inc. (A)	40,900	1,110,435

		3,528,755

Equity Real Estate Investment Trusts - 4.2%
CoreSite Realty Corp.	53,500	5,538,855
CubeSmart, Class A	90,800	2,182,832
CyrusOne, Inc.	87,400	4,872,550
DCT Industrial Trust, Inc.	33,100	1,768,864
Empire State Realty Trust, Inc., Class A	160,600	3,335,662
Equity Lifestyle Properties, Inc.	61,600	5,318,544
First Industrial Realty Trust, Inc.	130,900	3,746,358
Forest City Realty Trust, Inc., Class A	90,400	2,184,968
Pebblebrook Hotel Trust (B)	40,800	1,315,392
PS Business Parks, Inc.	21,300	2,819,907
Terreno Realty Corp.	41,700	1,403,622

		34,487,554

Food & Staples Retailing - 0.7%
Casey’s General Stores, Inc. (B)	54,500	5,837,495

Food Products - 1.7%
Cal-Maine Foods, Inc. (A) (B)	29,900	1,184,040
J&J Snack Foods Corp.	35,700	4,714,899
John B Sanfilippo & Son, Inc.	24,100	1,520,951
Post Holdings, Inc. (A)	50,800	3,944,620
TreeHouse Foods, Inc. (A) (B)	33,200	2,712,108

		14,076,618

	Shares	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies - 5.8%
Abaxis, Inc.	17,600	$ 933,152
Align Technology, Inc. (A)	40,400	6,064,848
Cantel Medical Corp.	42,000	3,272,220
Cooper Cos., Inc.	12,800	3,064,576
DexCom, Inc. (A) (B)	36,100	2,640,715
Glaukos Corp. (A) (B)	22,400	928,928
Halyard Health, Inc. (A)	35,400	1,390,512
ICU Medical, Inc., Class B (A)	27,600	4,761,000
IDEXX Laboratories, Inc. (A)	21,900	3,535,098
Inogen, Inc. (A)	39,400	3,759,548
Masimo Corp. (A)	54,500	4,969,310
Natus Medical, Inc. (A)	54,300	2,025,390
NuVasive, Inc. (A)	45,200	3,476,784
Penumbra, Inc. (A) (B)	18,200	1,597,050
West Pharmaceutical Services, Inc.	53,800	5,085,176

		47,504,307

Health Care Providers & Services - 2.9%
BioTelemetry, Inc. (A)	22,600	755,970
Centene Corp. (A)	55,767	4,454,668
Chemed Corp.	19,600	4,008,788
CorVel Corp. (A)	27,500	1,304,875
HealthSouth Corp.	45,100	2,182,840
MEDNAX, Inc. (A)	15,900	959,883
Molina Healthcare, Inc. (A)	24,500	1,694,910
US Physical Therapy, Inc.	41,900	2,530,760
WellCare Health Plans, Inc. (A)	31,300	5,620,228

		23,512,922

Health Care Technology - 0.8%
Omnicell, Inc. (A)	65,800	2,835,980
Veeva Systems, Inc., Class A (A)	60,600	3,715,386

		6,551,366

Hotels, Restaurants & Leisure - 5.1%
Brinker International, Inc.	59,900	2,282,190
Buffalo Wild Wings, Inc. (A)	12,500	1,583,750
Cheesecake Factory, Inc.	30,800	1,549,240
Choice Hotels International, Inc.	25,000	1,606,250
Churchill Downs, Inc.	23,000	4,215,900
Denny’s Corp. (A)	236,500	2,783,605
Domino’s Pizza, Inc.	27,141	5,741,136
Hilton Grand Vacations, Inc. (A)	69,800	2,516,988
Jack in the Box, Inc.	37,700	3,713,450
Marriott Vacations Worldwide Corp.	21,700	2,555,175
Pinnacle Entertainment, Inc. (A)	117,700	2,325,752
Six Flags Entertainment Corp.	53,100	3,165,291
Vail Resorts, Inc.	37,400	7,585,842

		41,624,569

Household Durables - 0.6%
Helen of Troy, Ltd. (A)	48,100	4,526,210

Household Products - 0.4%
Spectrum Brands Holdings, Inc., Class A (B)	23,300	2,913,432

Independent Power & Renewable Electricity Producers - 0.3%
Ormat Technologies, Inc.	45,200	2,652,336

Insurance - 0.3%
Heritage Insurance Holdings, Inc.	27,300	355,446

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Insurance (continued)
Primerica, Inc.	31,400	$ 2,378,550

		2,733,996

Internet & Direct Marketing Retail - 1.2%
HSN, Inc.	21,500	685,850
Liberty Expedia Holdings, Inc., Class A (A)	55,060	2,974,341
Liberty TripAdvisor Holdings, Inc., Class A (A)	67,100	778,360
Liberty Ventures, Series A (A)	68,140	3,563,041
Shutterfly, Inc. (A)	30,300	1,439,250

		9,440,842

Internet Software & Services - 2.5%
CommerceHub, Inc., Series A (A)	6,990	121,766
CommerceHub, Inc., Series C (A)	16,680	290,899
CoStar Group, Inc. (A)	10,400	2,741,440
Envestnet, Inc. (A)	39,300	1,556,280
j2 Global, Inc.	33,700	2,867,533
LogMeIn, Inc.	25,600	2,675,200
MercadoLibre, Inc.	9,900	2,483,712
Stamps.com, Inc. (A) (B)	26,100	4,042,237
WebMD Health Corp., Class A (A)	57,500	3,372,375

		20,151,442

IT Services - 5.7%
Blackhawk Network Holdings, Inc. (A)	44,300	1,931,480
Booz Allen Hamilton Holding Corp., Class A	108,200	3,520,828
Broadridge Financial Solutions, Inc.	59,200	4,473,152
Cardtronics PLC, Class A (A)	75,000	2,464,500
CoreLogic, Inc. (A)	93,900	4,073,382
CSRA, Inc.	101,400	3,219,450
DST Systems, Inc.	67,800	4,183,260
Euronet Worldwide, Inc. (A)	51,000	4,455,870
Gartner, Inc. (A)	30,430	3,758,409
Jack Henry & Associates, Inc.	25,400	2,638,298
MAXIMUS, Inc., Class A	92,200	5,774,486
Travelport Worldwide, Ltd.	104,300	1,435,168
WEX, Inc. (A)	39,800	4,149,946

		46,078,229

Leisure Products - 0.5%
Brunswick Corp., Class B	63,800	4,002,174

Life Sciences Tools & Services - 3.1%
Bio-Rad Laboratories, Inc., Class A (A)	14,300	3,236,233
Bruker Corp.	61,800	1,782,312
Cambrex Corp. (A)	60,600	3,620,850
Charles River Laboratories International, Inc. (A)	39,300	3,975,195
INC Research Holdings, Inc., Class A (A)	56,500	3,305,250
PAREXEL International Corp. (A)	40,300	3,502,473
PRA Health Sciences, Inc. (A)	38,500	2,887,885
VWR Corp. (A)	95,500	3,152,455

		25,462,653

Machinery - 5.5%
Chart Industries, Inc. (A)	20,700	718,911
Douglas Dynamics, Inc.	13,300	437,570
Graco, Inc., Class A	40,500	4,425,840
IDEX Corp.	18,100	2,045,481
John Bean Technologies Corp.	68,600	6,722,800
Lincoln Electric Holdings, Inc.	15,800	1,455,022
Lydall, Inc. (A)	63,200	3,267,440

	Shares	Value
COMMON STOCKS (continued)
Machinery (continued)
Middleby Corp. (A)	33,500	$ 4,070,585
Nordson Corp.	37,800	4,585,896
Standex International Corp.	13,700	1,242,590
Toro Co.	115,900	8,030,711
Wabtec Corp. (B)	24,200	2,214,300
Welbilt, Inc. (A)	83,800	1,579,630
Woodward, Inc.	51,200	3,460,096

		44,256,872

Marine - 0.3%
Kirby Corp. (A)	14,200	949,270
Matson, Inc.	45,400	1,363,816

		2,313,086

Media - 1.6%
Cable One, Inc.	7,200	5,118,480
Gray Television, Inc. (A)	94,500	1,294,650
Lions Gate Entertainment Corp., Class B (A)	95,096	2,499,123
Live Nation Entertainment, Inc. (A)	126,800	4,418,980

		13,331,233

Metals & Mining - 0.2%
Worthington Industries, Inc.	36,400	1,828,008

Multiline Retail - 0.3%
Big Lots, Inc. (B)	52,500	2,535,750

Oil, Gas & Consumable Fuels - 2.5%
Carrizo Oil & Gas, Inc. (A)	46,300	806,546
Diamondback Energy, Inc. (A)	36,700	3,259,327
Matador Resources Co. (A) (B)	130,200	2,782,374
Parsley Energy, Inc., Class A (A)	96,000	2,664,000
PDC Energy, Inc. (A)	32,300	1,392,453
Rice Energy, Inc. (A)	60,700	1,616,441
RSP Permian, Inc. (A)	92,600	2,988,202
World Fuel Services Corp.	70,200	2,699,190
WPX Energy, Inc. (A)	239,900	2,317,434

		20,525,967

Paper & Forest Products - 0.1%
KapStone Paper and Packaging Corp.	53,000	1,093,390

Personal Products - 0.2%
Nu Skin Enterprises, Inc., Class A	22,200	1,395,048

Pharmaceuticals - 2.8%
Aerie Pharmaceuticals, Inc. (A)	24,000	1,261,200
Catalent, Inc. (A)	22,437	787,539
Depomed, Inc. (A) (B)	117,900	1,266,246
Dermira, Inc. (A) (B)	28,700	836,318
Innoviva, Inc. (A)	34,600	442,880
Jazz Pharmaceuticals PLC (A)	6,600	1,026,300
Medicines Co. (A) (B)	26,600	1,011,066
Nektar Therapeutics, Class A (A)	103,500	2,023,425
Pacira Pharmaceuticals, Inc. (A)	24,100	1,149,570
Phibro Animal Health Corp., Class A	51,500	1,908,075
Prestige Brands Holdings, Inc. (A)	89,700	4,737,057
Supernus Pharmaceuticals, Inc. (A)	67,500	2,909,250
TherapeuticsMD, Inc. (A) (B)	204,200	1,076,134
Theravance Biopharma, Inc. (A) (B)	41,584	1,656,706
WaVe Life Sciences, Ltd. (A)	12,152	226,027

		22,317,793

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Professional Services - 1.3%
Dun & Bradstreet Corp.	23,800	$ 2,573,970
Exponent, Inc.	53,700	3,130,710
Huron Consulting Group, Inc. (A)	25,367	1,095,854
TransUnion (A)	77,700	3,365,187

		10,165,721

Real Estate Management & Development - 0.2%
Kennedy-Wilson Holdings, Inc.	84,600	1,611,630

Road & Rail - 0.8%
Landstar System, Inc.	29,100	2,490,960
Old Dominion Freight Line, Inc.	45,098	4,295,134

		6,786,094

Semiconductors & Semiconductor Equipment - 3.7%
Advanced Energy Industries, Inc. (A)	39,100	2,529,379
Cabot Microelectronics Corp., Class A	18,900	1,395,387
Cavium, Inc. (A)	48,200	2,994,666
Cirrus Logic, Inc. (A)	75,700	4,747,904
Integrated Device Technology, Inc. (A)	144,500	3,726,655
MaxLinear, Inc., Class A (A)	143,000	3,988,270
Microsemi Corp. (A)	109,400	5,119,920
Nanometrics, Inc. (A)	20,000	505,800
Synaptics, Inc. (A) (B)	43,900	2,270,069
Versum Materials, Inc.	83,400	2,710,500

		29,988,550

Software - 8.0%
ACI Worldwide, Inc. (A)	94,400	2,111,728
Aspen Technology, Inc. (A)	67,900	3,752,154
Blackbaud, Inc.	66,300	5,685,225
CommVault Systems, Inc. (A)	41,100	2,320,095
Computer Modelling Group, Ltd.	48,100	377,589
Descartes Systems Group, Inc. (A)	89,200	2,172,020
Ellie Mae, Inc. (A)	27,100	2,978,561
Fair Isaac Corp.	42,700	5,952,807
Fortinet, Inc. (A)	60,600	2,268,864
Manhattan Associates, Inc. (A)	81,900	3,936,114
Monotype Imaging Holdings, Inc.	15,200	278,160
Pegasystems, Inc.	80,100	4,673,835
Proofpoint, Inc. (A) (B)	39,900	3,464,517
PTC, Inc. (A)	84,500	4,657,640
SS&C Technologies Holdings, Inc.	122,500	4,705,225
Take-Two Interactive Software, Inc. (A)	84,200	6,178,596
Tyler Technologies, Inc. (A)	32,700	5,744,409
Ultimate Software Group, Inc. (A) (B)	18,700	3,928,122

		65,185,661

Specialty Retail - 1.8%
Aaron’s, Inc.	16,750	651,575
Burlington Stores, Inc. (A)	72,900	6,706,071
Children’s Place, Inc. (B)	12,100	1,235,410
Monro Muffler Brake, Inc.	13,750	574,063
Murphy USA, Inc. (A)	64,600	4,787,506
Sally Beauty Holdings, Inc. (A)	38,500	779,625

		14,734,250

Technology Hardware, Storage & Peripherals - 0.6%
Cray, Inc. (A)	49,700	914,480
NCR Corp. (A)	88,900	3,630,676

		4,545,156

	Shares	Value
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods - 0.9%
Carter’s, Inc.	42,000	$ 3,735,900
Steven Madden, Ltd., Class B (A)	89,900	3,591,505

		7,327,405

Thrifts & Mortgage Finance - 0.5%
MGIC Investment Corp. (A)	206,500	2,312,800
Radian Group, Inc.	123,700	2,022,495

		4,335,295

Trading Companies & Distributors - 0.9%
Beacon Roofing Supply, Inc. (A)	36,500	1,788,500
Univar, Inc. (A)	96,700	2,823,640
Watsco, Inc.	18,700	2,883,540

		7,495,680

Total Common Stocks (Cost $629,986,187)		809,273,178

CONTINGENT VALUE RIGHT - 0.0% (C)
Biotechnology - 0.0% (C)
Dyax Corp., CVR (A) (D) (E) (F) (G)	64,300	157,535

Total Contingent Value Right (Cost $71,373)		157,535

SECURITIES LENDING COLLATERAL - 8.0%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.97% (H)	64,619,685	64,619,685

Total Securities Lending Collateral (Cost $64,619,685)		64,619,685

	Principal	Value
REPURCHASE AGREEMENT - 0.3%
State Street Bank & Trust Co. 0.12% (H), dated 06/30/2017, to be repurchased at $2,699,559 on 07/03/2017. Collateralized by a U.S. Government Obligation, 1.38%, due 05/31/2021, and with a value of $2,757,650.	$ 2,699,532	2,699,532

Total Repurchase Agreement (Cost $2,699,532)		2,699,532

Total Investments (Cost $697,376,777) (I)		876,749,930
Net Other Assets (Liabilities) - (7.8)%		(63,723,631)

Net Assets - 100.0%		$ 813,026,299

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

SECURITY VALUATION:

Valuation Inputs (J)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (K)	Value
ASSETS
Investments
Common Stocks	$809,273,178	$—	$—	$809,273,178
Contingent Value Right	—	—	157,535	157,535
Securities Lending Collateral	64,619,685	—	—	64,619,685
Repurchase Agreement	—	2,699,532	—	2,699,532

Total Investments	$873,892,863	$2,699,532	$157,535	$876,749,930

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $63,189,092. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	Fair valued as determined in good faith in accordance with procedures established by the Board. At June 30, 2017, value of the security is $157,535, representing less than 0.1% of the Portfolio’s net assets.
(E)	Security is Level 3 of the fair value hierarchy.
(F)	Illiquid security. At June 30, 2017, the value of such securities amounted to $157,535 or less than 0.1% of the Portfolio’s net assets.
(G)	Restricted security. At June 30, 2017, the value of such security held by the Portfolio is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Contingent Value Right	Dyax Corp.	01/25/2016	$71,373	$157,535	0.0	%(C)

(H)	Rates disclosed reflect the yields at June 30, 2017.
(I)	Aggregate cost for federal income tax purposes is $697,376,777. Aggregate gross unrealized appreciation and depreciation for all securities is $201,224,836 and $21,851,683, respectively. Net unrealized appreciation for tax purposes is $179,373,153.
(J)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended June 30, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(K)	Level 3 securities were not considered significant to the Portfolio.

PORTFOLIO ABBREVIATION:

CVR	Contingent Value Right

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica T. Rowe Price Small Cap VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2017

(unaudited)

Assets:
Investments, at value (cost $694,677,245) (including securities loaned of $63,189,092)	$874,050,398
Repurchase agreement, at value (cost $2,699,532)	2,699,532
Foreign currency, at value (cost $3,095)	3,153
Receivables and other assets:
Shares of beneficial interest sold	164,824
Investments sold	2,814,855
Interest	9
Dividends	467,910
Net income from securities lending	27,587
Prepaid expenses	3,665

Total assets	880,231,933

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	461,453
Investments purchased	1,473,642
Investment management fees	523,448
Distribution and service fees	53,423
Transfer agent costs	1,807
Trustees, CCO and deferred compensation fees	2,408
Audit and tax fees	13,030
Custody fees	3,967
Legal fees	158
Printing and shareholder reports fees	46,967
Other	5,646
Collateral for securities on loan	64,619,685

Total liabilities	67,205,634

Net assets	$813,026,299

Net assets consist of:
Capital stock ($0.01 par value)	$548,867
Additional paid-in capital	561,204,255
Undistributed (distributions in excess of) net investment income (loss)	(877,345)
Accumulated net realized gain (loss)	72,777,312
Net unrealized appreciation (depreciation) on:
Investments	179,373,153
Translation of assets and liabilities denominated in foreign currencies	57

Net assets	$813,026,299

Net assets by class:
Initial Class	$554,195,364
Service Class	258,830,935

Shares outstanding:
Initial Class	36,814,689
Service Class	18,072,024

Net asset value and offering price per share:
Initial Class	$15.05
Service Class	14.32

STATEMENT OF OPERATIONS

For the period ended June 30, 2017

(unaudited)

Investment Income:
Dividend income	$2,448,348
Interest income	1,359
Net income (loss) from securities lending	163,642
Withholding taxes on foreign income	(2,596)

Total investment income	2,610,753

Expenses:
Investment management fees	3,065,869
Distribution and service fees:
Service Class	306,399
Transfer agent costs	5,019
Trustees, CCO and deferred compensation fees	9,193
Audit and tax fees	14,793
Custody fees	36,233
Legal fees	18,257
Printing and shareholder reports fees	24,078
Other	8,257

Total expenses	3,488,098

Net investment income (loss)	(877,345)

Net realized gain (loss) on:
Investments	24,076,574
Foreign currency transactions	(476)

Net realized gain (loss)	24,076,098

Net change in unrealized appreciation (depreciation) on:
Investments	56,924,562
Translation of assets and liabilities denominated in foreign currencies	250

Net change in unrealized appreciation (depreciation)	56,924,812

Net realized and change in unrealized gain (loss)	81,000,910

Net increase (decrease) in net assets resulting from operations	$80,123,565

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica T. Rowe Price Small Cap VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2017 (unaudited)	December 31, 2016
From operations:
Net investment income (loss)	$(877,345)	$(756,504)
Net realized gain (loss)	24,076,098	49,125,280
Net change in unrealized appreciation (depreciation)	56,924,812	5,306,872

Net increase (decrease) in net assets resulting from operations	80,123,565	53,675,648

Dividends and/or distributions to shareholders:
Net realized gains:
Initial Class	—	(34,220,387)
Service Class	—	(26,094,356)

Total dividends and/or distributions from net realized gains	—	(60,314,743)

Capital share transactions:
Proceeds from shares sold:
Initial Class	11,046,535	239,278,424
Service Class	15,454,228	31,326,937

	26,500,763	270,605,361

Dividends and/or distributions reinvested:
Initial Class	—	34,220,387
Service Class	—	26,094,356

	—	60,314,743

Cost of shares redeemed:
Initial Class	(37,584,020)	(156,508,496)
Service Class	(8,860,695)	(22,998,484)

	(46,444,715)	(179,506,980)

Net increase (decrease) in net assets resulting from capital share transactions	(19,943,952)	151,413,124

Net increase (decrease) in net assets	60,179,613	144,774,029

Net assets:
Beginning of period/year	752,846,686	608,072,657

End of period/year	$813,026,299	$752,846,686

Undistributed (distributions in excess of) net investment income (loss)	$(877,345)	$—

Capital share transactions - shares:
Shares issued:
Initial Class	768,294	18,186,026
Service Class	1,125,662	2,410,805

	1,893,956	20,596,831

Shares reinvested:
Initial Class	—	2,618,239
Service Class	—	2,094,250

	—	4,712,489

Shares redeemed:
Initial Class	(2,591,911)	(11,745,891)
Service Class	(641,646)	(1,841,039)

	(3,233,557)	(13,586,930)

Net increase (decrease) in shares outstanding:
Initial Class	(1,823,617)	9,058,374
Service Class	484,016	2,664,016

	(1,339,601)	11,722,390

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica T. Rowe Price Small Cap VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$13.59		$13.85		$14.68	$14.24	$10.31	$9.61

Investment operations:
Net investment income (loss) (A)	(0.01)		(0.01	)(B)	(0.02)	(0.01)	(0.02)	0.02
Net realized and unrealized gain (loss)	1.47		1.49		0.37	0.92	4.49	1.46

Total investment operations	1.46		1.48		0.35	0.91	4.47	1.48

Dividends and/or distributions to shareholders:
Net investment income	—		—		—	—	(0.01)	—
Net realized gains	—		(1.74)		(1.18)	(0.47)	(0.53)	(0.78)

Total dividends and/or distributions to shareholders	—		(1.74)		(1.18)	(0.47)	(0.54)	(0.78)

Net asset value, end of period/year	$15.05		$13.59		$13.85	$14.68	$14.24	$10.31

Total return (C)	10.74	%(D)	11.22%		2.43%	6.55%	44.07%	15.69%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$554,195		$525,140		$409,596	$438,253	$459,083	$165,231
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.81	%(E)	0.82%		0.81%	0.82%	0.82%	0.85%
Including waiver and/or reimbursement and recapture	0.81	%(E)	0.81	%(B)	0.81%	0.82%	0.82%	0.85%
Net investment income (loss) to average net assets	(0.15	)%(E)	(0.05	)%(B)	(0.14)%	(0.09)%	(0.13)%	0.18%
Portfolio turnover rate	10	%(D)	38%		27%	21%	17%	33%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$12.95		$13.30		$14.18	$13.81	$10.03	$9.39

Investment operations:
Net investment income (loss) (A)	(0.03)		(0.04	)(B)	(0.06)	(0.05)	(0.05)	(0.00	)(C)
Net realized and unrealized gain (loss)	1.40		1.43		0.36	0.89	4.36	1.42

Total investment operations	1.37		1.39		0.30	0.84	4.31	1.42

Dividends and/or distributions to shareholders:
Net realized gains	—		(1.74)		(1.18)	(0.47)	(0.53)	(0.78)

Net asset value, end of period/year	$14.32		$12.95		$13.30	$14.18	$13.81	$10.03

Total return (D)	10.58	%(E)	11.00%		2.16%	6.24%	43.70%	15.41%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$258,831		$227,707		$198,477	$172,344	$141,815	$73,603
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.06	%(F)	1.07%		1.06%	1.07%	1.07%	1.10%
Including waiver and/or reimbursement and recapture	1.06	%(F)	1.06	%(B)	1.06%	1.07%	1.07%	1.10%
Net investment income (loss) to average net assets	(0.39	)%(F)	(0.29	)%(B)	(0.40)%	(0.34)%	(0.39)%	(0.02)%
Portfolio turnover rate	10	%(E)	38%		27%	21%	17%	33%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2017

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica T. Rowe Price Small Cap VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the period ended June 30, 2017, commissions recaptured are $2,070.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, ETF and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Rights: Rights may be priced intrinsically using a model that incorporates the subscription or strike price, the daily market price for the underlying security, and a subscription ratio. If the inputs are unavailable, or if the subscription or strike price is higher than the market price, then the rights are priced at zero. Rights are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee under the supervision of the Portfolio’s Board. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Contingent value rights (“CVR”): The Portfolio may invest in CVRs, which is a type of right given to investors of an acquired company (or a company facing major restructuring) that ensures additional benefit if a specified event occurs. A CVR often has an expiration date that relates to the time the contingent event must occur. CVRs generally lack liquidity since most are non-transferable and a large number of legal and other issues can arise when negotiating and implementing these instruments.

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at June 30, 2017, if any, are identified within the Schedule of Investments.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

4. SECURITIES AND OTHER INVESTMENTS (continued)

Restricted and illiquid securities held at June 30, 2017, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at June 30, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to each other as well as to other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of June 30, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2017.

Repurchase agreements at June 30, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of June 30, 2017.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$64,619,685	$—	$—	$—	$64,619,685
Total Borrowings	$64,619,685	$—	$—	$—	$64,619,685

6. RISK FACTOR

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Small and medium capitalization risk: Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions than large capitalization companies. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate, and may offer greater potential for losses.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

As of June 30, 2017, the percentage of Portfolio net assets owned by affiliated investors are as follows:

Portfolio	Value	Percentage of Net Assets
Transamerica Asset Allocation – Conservative VP	$32,259,766	3.97%
Transamerica Asset Allocation – Growth VP	29,032,485	3.57
Transamerica Asset Allocation – Moderate Growth VP	138,035,938	16.97
Transamerica Asset Allocation – Moderate VP	130,707,859	16.08
Total	$330,036,048	40.59%

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio pays a management fee to TAM at an annual rate of 0.78% on daily Average Net Assets (“ANA”).

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs including the investment management fee but excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.93%	May 1, 2018
Service Class	1.18%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.93%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees for all applicable share classes.

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the period ended June 30, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of June 30, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. For the period ended June 30, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the period ended June 30, 2017.

Cross-trades: The Portfolio is authorized to purchase or sell securities from and to other portfolios within TST, or between the Portfolio and other mutual funds or accounts advised by TAM or the sub-adviser, in each case in accordance with Rule 17a-7 under the 1940 Act, when it is in the best interest of each Portfolio participating in the transaction.

For the period ended June 30, 2017, the Portfolio engaged in the following net cross-trade transactions, which resulted in net realized gains/(losses) as follows:

Purchases	Sales	Net Realized Gains/(Losses)
$ —	$ 35,774	$ (8,961)

8. PRINCIPAL OWNERSHIP

As of June 30, 2017, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	3	70.56%	70.56%
Service Class	2	97.54%	97.54%

9. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 75,312,642	$ —	$ 93,825,111	$ —

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

11. NEW ACCOUNTING PRONOUNCEMENT

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica T. Rowe Price Small Cap VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 7-8, 2017, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica T. Rowe Price Small Cap VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and T. Rowe Price Associates, Inc. (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2018.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Services, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed continuation of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmark, in each case for various trailing periods ended December 31, 2016.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica T. Rowe Price Small Cap VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Initial Class Shares of the Portfolio was above the median for its peer universe for the past 3-, 5- and 10-year periods and in line with the median for the past 1-year period. The Board also noted that the performance of Initial Class Shares of the Portfolio was above its benchmark for the past 3-, 5- and 10-year periods and below its benchmark for the past 1-year period.

Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Initial Class Shares of the Portfolio were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM had not made material changes to this methodology, which had been applied consistently for the Portfolio.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica T. Rowe Price Small Cap VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through its undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio and that TAM believes that the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Portfolio. The Board also noted that the Sub-Adviser participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and the contract holders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Portfolio’s brokerage transactions.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Torray Concentrated Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2017, and held for the entire period until June 30, 2017.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Annualized Expense Ratio
Initial Class	$1,000.00	$1,134.20	$3.81	$1,021.20	$3.61	0.72%
Service Class	1,000.00	1,132.80	5.13	1,020.00	4.86	0.97

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2017

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	97.4%
Securities Lending Collateral	2.1
Repurchase Agreement	1.7
Net Other Assets (Liabilities)	(1.2)
Total	100.0%

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Torray Concentrated Growth VP

SCHEDULE OF INVESTMENTS

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS - 97.4%
Aerospace & Defense - 3.5%
United Technologies Corp.	63,709	$ 7,779,506

Biotechnology - 6.7%
BioMarin Pharmaceutical, Inc. (A)	87,035	7,904,519
Incyte Corp. (A)	55,606	7,001,351

		14,905,870

Capital Markets - 7.7%
BlackRock, Inc., Class A	18,104	7,647,310
Charles Schwab Corp.	220,553	9,474,957

		17,122,267

Chemicals - 6.3%
Albemarle Corp.	65,860	6,950,864
Sherwin-Williams Co.	19,953	7,002,705

		13,953,569

Distributors - 3.0%
LKQ Corp. (A)	204,169	6,727,369

Electronic Equipment, Instruments & Components - 3.0%
Amphenol Corp., Class A	89,224	6,586,516

Equity Real Estate Investment Trusts - 4.0%
American Tower Corp., Class A	67,416	8,920,485

Health Care Equipment & Supplies - 7.0%
Cooper Cos., Inc.	33,232	7,956,406
Danaher Corp.	89,924	7,588,686

		15,545,092

Health Care Technology - 3.8%
Cerner Corp. (A)	127,961	8,505,568

Household Products - 3.3%
Colgate-Palmolive Co.	97,396	7,219,965

Internet Software & Services - 8.9%
Alphabet, Inc., Class A (A)	11,726	10,901,428
Facebook, Inc., Class A (A)	58,779	8,874,453

		19,775,881

IT Services - 11.9%
Accenture PLC, Class A	70,948	8,774,849
Fiserv, Inc. (A)	71,868	8,792,331
Visa, Inc., Class A	95,449	8,951,207

		26,518,387

Oil, Gas & Consumable Fuels - 5.3%
Enbridge, Inc.	147,629	5,877,110
EOG Resources, Inc.	65,138	5,896,292

		11,773,402

Pharmaceuticals - 3.6%
Roche Holding AG, ADR	250,901	7,978,652

Professional Services - 2.9%
Verisk Analytics, Inc., Class A (A)	77,027	6,498,768

Software - 5.6%
Adobe Systems, Inc. (A)	48,824	6,905,667
Check Point Software Technologies, Ltd., Class A (A)	51,493	5,616,856

		12,522,523

Specialty Retail - 2.1%
O’Reilly Automotive, Inc. (A)	21,204	4,638,163

Technology Hardware, Storage & Peripherals - 4.1%
Apple, Inc.	62,436	8,992,033

	Shares	Value
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods - 4.7%
Hanesbrands, Inc. (B)	201,803	$ 4,673,757
NIKE, Inc., Class B	95,836	5,654,324

		10,328,081

Total Common Stocks (Cost $166,063,676)		216,292,097

SECURITIES LENDING COLLATERAL - 2.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.97% (C)	4,792,821	4,792,821

Total Securities Lending Collateral (Cost $4,792,821)		4,792,821

	Principal	Value
REPURCHASE AGREEMENT - 1.7%
State Street Bank & Trust Co. 0.12% (C), dated 06/30/2017, to be repurchased at $3,706,212 on 07/03/2017. Collateralized by a U.S. Government Obligation, 1.13%, due 02/28/2021, and with a value of $3,784,880.	$ 3,706,175	3,706,175

Total Repurchase Agreement (Cost $3,706,175)		3,706,175

Total Investments (Cost $174,562,672) (D)		224,791,093
Net Other Assets (Liabilities) - (1.2)%		(2,767,774)

Net Assets - 100.0%		$ 222,023,319

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Torray Concentrated Growth VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$216,292,097	$—	$—	$216,292,097
Securities Lending Collateral	4,792,821	—	—	4,792,821
Repurchase Agreement	—	3,706,175	—	3,706,175

Total Investments	$221,084,918	$3,706,175	$—	$224,791,093

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the security is on loan. The value of the security on loan is $4,673,757. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at June 30, 2017.
(D)	Aggregate cost for federal income tax purposes is $174,562,672. Aggregate gross unrealized appreciation and depreciation for all securities is $54,331,442 and $4,103,021, respectively. Net unrealized appreciation for tax purposes is $50,228,421.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended June 30, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Torray Concentrated Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2017

(unaudited)

Assets:
Investments, at value (cost $170,856,497) (including securities loaned of $4,673,757)	$221,084,918
Repurchase agreement, at value (cost $3,706,175)	3,706,175
Foreign currency, at value (cost $8,070)	8,530
Receivables and other assets:
Investments sold	2,023,698
Interest	12
Dividends	108,337
Tax reclaims	111,206
Net income from securities lending	595
Prepaid expenses	832

Total assets	227,044,303

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	61,366
Investment management fees	125,529
Distribution and service fees	8,361
Transfer agent costs	752
Trustees, CCO and deferred compensation fees	738
Audit and tax fees	9,839
Custody fees	690
Legal fees	1,581
Printing and shareholder reports fees	16,890
Other	2,417
Collateral for securities on loan	4,792,821

Total liabilities	5,020,984

Net assets	$222,023,319

Net assets consist of:
Capital stock ($0.01 par value)	$109,040
Additional paid-in capital	162,472,526
Undistributed (distributions in excess of) net investment income (loss)	1,094,822
Accumulated net realized gain (loss)	8,118,050
Net unrealized appreciation (depreciation) on:
Investments	50,228,421
Translation of assets and liabilities denominated in foreign currencies	460

Net assets	$222,023,319

Net assets by class:
Initial Class	$181,924,121
Service Class	40,099,198

Shares outstanding:
Initial Class	8,969,620
Service Class	1,934,422

Net asset value and offering price per share:
Initial Class	$20.28
Service Class	20.73

STATEMENT OF OPERATIONS

For the period ended June 30, 2017

(unaudited)

Investment Income:
Dividend income	$1,296,546
Interest income	1,447
Net income (loss) from securities lending	10,425
Withholding taxes on foreign income	(59,020)

Total investment income	1,249,398

Expenses:
Investment management fees	737,589
Distribution and service fees:
Service Class	48,931
Transfer agent costs	1,516
Trustees, CCO and deferred compensation fees	2,621
Audit and tax fees	9,774
Custody fees	15,375
Legal fees	5,887
Printing and shareholder reports fees	7,993
Other	2,927

Total expenses	832,613

Net investment income (loss)	416,785

Net realized gain (loss) on:
Investments	4,436,000
Foreign currency transactions	(318)

Net realized gain (loss)	4,435,682

Net change in unrealized appreciation (depreciation) on:
Investments	22,305,466
Translation of assets and liabilities denominated in foreign currencies	498

Net change in unrealized appreciation (depreciation)	22,305,964

Net realized and change in unrealized gain (loss)	26,741,646

Net increase (decrease) in net assets resulting from operations	$27,158,431

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Torray Concentrated Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2017 (unaudited)	December 31, 2016
From operations:
Net investment income (loss)	$416,785	$678,411
Net realized gain (loss)	4,435,682	7,537,820
Net change in unrealized appreciation (depreciation)	22,305,964	5,212,413

Net increase (decrease) in net assets resulting from operations	27,158,431	13,428,644

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	—	(837,497)
Service Class	—	(49,789)

Total dividends and/or distributions from net investment income	—	(887,286)

Net realized gains:

Capital share transactions:
Proceeds from shares sold:
Initial Class	2,183,376	3,269,654
Service Class	2,635,841	4,405,310

	4,819,217	7,674,964

Dividends and/or distributions reinvested:
Initial Class	—	837,497
Service Class	—	49,789

	—	887,286

Cost of shares redeemed:
Initial Class	(11,863,055)	(28,076,599)
Service Class	(3,904,185)	(7,071,705)

	(15,767,240)	(35,148,304)

Net increase (decrease) in net assets resulting from capital share transactions	(10,948,023)	(26,586,054)

Net increase (decrease) in net assets	16,210,408	(14,044,696)

Net assets:
Beginning of period/year	205,812,911	219,857,607

End of period/year	$222,023,319	$205,812,911

Undistributed (distributions in excess of) net investment income (loss)	$1,094,822	$678,037

Capital share transactions - shares:
Shares issued:
Initial Class	112,882	187,994
Service Class	133,716	246,960

	246,598	434,954

Shares reinvested:
Initial Class	—	46,450
Service Class	—	2,696

	—	49,146

Shares redeemed:
Initial Class	(608,972)	(1,625,072)
Service Class	(195,233)	(409,696)

	(804,205)	(2,034,768)

Net increase (decrease) in shares outstanding:
Initial Class	(496,090)	(1,390,628)
Service Class	(61,517)	(160,040)

	(557,607)	(1,550,668)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Torray Concentrated Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013		December 31, 2012
Net asset value, beginning of period/year	$17.88		$16.83		$21.45	$23.04	$17.48		$15.05

Investment operations:
Net investment income (loss) (A)	0.04		0.06	(B)	0.08	0.11	0.17		0.21
Net realized and unrealized gain (loss)	2.36		1.07		(0.42)	2.05	5.59		2.36

Total investment operations	2.40		1.13		(0.34)	2.16	5.76		2.57

Dividends and/or distributions to shareholders:
Net investment income	—		(0.08)		(0.12)	(0.21)	(0.20)		(0.14)
Net realized gains	—		—		(4.16)	(3.54)	—		—

Total dividends and/or distributions to shareholders	—		(0.08)		(4.28)	(3.75)	(0.20)		(0.14)

Net asset value, end of period/year	$20.28		$17.88		$16.83	$21.45	$23.04		$17.48

Total return (C)	13.42	%(D)	6.74%		(1.57)%	10.00%	33.10%		17.13%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$181,924		$169,285		$182,751	$227,636	$234,000		$193,359
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.72	%(E)	0.72%		0.72%	0.73%	0.78%		0.84%
Including waiver and/or reimbursement and recapture	0.72	%(E)	0.71	%(B)	0.72%	0.73%	0.78%		0.84%
Net investment income (loss) to average net assets	0.43	%(E)	0.36	%(B)	0.42%	0.49%	0.86%		1.26%
Portfolio turnover rate	10	%(D)	23%		19%	123%	153	%(F)	32%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Not annualized.
(E)	Annualized.
(F)	Increase in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013		December 31, 2012
Net asset value, beginning of period/year	$18.30		$17.21		$21.84	$23.40	$17.76		$15.30

Investment operations:
Net investment income (loss) (A)	0.02		0.02	(B)	0.03	0.05	0.13		0.17
Net realized and unrealized gain (loss)	2.41		1.09		(0.43)	2.09	5.67		2.40

Total investment operations	2.43		1.11		(0.40)	2.14	5.80		2.57

Dividends and/or distributions to shareholders:
Net investment income	—		(0.02)		(0.07)	(0.16)	(0.16)		(0.11)
Net realized gains	—		—		(4.16)	(3.54)	—		—

Total dividends and/or distributions to shareholders	—		(0.02)		(4.23)	(3.70)	(0.16)		(0.11)

Net asset value, end of period/year	$20.73		$18.30		$17.21	$21.84	$23.40		$17.76

Total return (C)	13.28	%(D)	6.48%		(1.84)%	9.75%	32.81%		16.83%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$40,099		$36,528		$37,107	$47,996	$43,649		$27,827
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.97	%(E)	0.97%		0.97%	0.98%	1.03%		1.09%
Including waiver and/or reimbursement and recapture	0.97	%(E)	0.96	%(B)	0.97%	0.98%	1.03%		1.09%
Net investment income (loss) to average net assets	0.18	%(E)	0.11	%(B)	0.16%	0.23%	0.62%		1.01%
Portfolio turnover rate	10	%(D)	23%		19%	123%	153	%(F)	32%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Not annualized.
(E)	Annualized.
(F)	Increase in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Torray Concentrated Growth VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2017

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Torray Concentrated Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Torray Concentrated Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the period ended June 30, 2017, commissions recaptured are $543.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Torray Concentrated Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Torray Concentrated Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at June 30, 2017, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at June 30, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Torray Concentrated Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Portfolio to lend to each other as well as to other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of June 30, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2017.

Repurchase agreements at June 30, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of June 30, 2017.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$4,792,821	$—	$—	$—	$4,792,821
Total Borrowings	$4,792,821	$—	$—	$—	$4,792,821

6. RISK FACTOR

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Growth risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Torray Concentrated Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $650 million	0.680%
Over $650 million up to $1.15 billion	0.660%
Over $1.15 billion	0.605%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs including the investment management fee but excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.84%	May 1, 2018
Service Class	1.09%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.84%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees for all applicable share classes.

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the period ended June 30, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of June 30, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Torray Concentrated Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. For the period ended June 30, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the period ended June 30, 2017.

8. PRINCIPAL OWNERSHIP

As of June 30, 2017, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	1	83.24%	83.24%
Service Class	1	89.24%	89.24%

9. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 21,530,563	$ —	$ 35,889,353	$ —

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Torray Concentrated Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

11. NEW ACCOUNTING PRONOUNCEMENT

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Torray Concentrated Growth VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 7-8, 2017, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica Torray Concentrated Growth VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and Torray LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2018.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Services, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed continuation of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmarks, in each case for various trailing periods ended December 31, 2016.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Torray Concentrated Growth VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Initial Class Shares of the Portfolio was above the median for its peer universe for the past 1-year period and below the median for its peer universe for the past 3-, 5- and 10-year periods. The Board also noted that the performance of Initial Class Shares of the Portfolio was below its primary benchmark for the past 1-, 3-, 5- and 10-year periods. The Board noted that the Portfolio’s sub-adviser had commenced subadvising the Portfolio on May 1, 2014 pursuant to its current investment objective and investment strategies.

Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee was in line with the median for its peer group and below the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Initial Class Shares of the Portfolio were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM had not made material changes to this methodology, which had been applied consistently for the Portfolio.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica Torray Concentrated Growth VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through its undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio. The Board also noted that the Sub-Adviser participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and the contract holders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Portfolio’s brokerage transactions.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica TS&W International Equity VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2017, and held for the entire period until June 30, 2017.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Annualized Expense Ratio
Initial Class	$1,000.00	$1,138.30	$4.82	$1,020.30	$4.56	0.91%
Service Class	1,000.00	1,137.80	6.15	1,019.00	5.81	1.16

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2017

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	95.4%
Repurchase Agreement	4.6
Securities Lending Collateral	3.8
Preferred Stock	0.5
Net Other Assets (Liabilities)	(4.3)
Total	100.0%

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica TS&W International Equity VP

SCHEDULE OF INVESTMENTS

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS - 95.4%
Australia - 3.4%
BHP Billiton PLC, ADR	18,500	$ 569,060
Challenger, Ltd.	95,877	983,039
Coca-Cola Amatil, Ltd.	79,800	566,115
Sonic Healthcare, Ltd.	74,900	1,394,300
South32, Ltd.	369,900	761,938

		4,274,452

Belgium - 2.1%
Groupe Bruxelles Lambert SA	14,200	1,367,059
KBC Group NV	17,100	1,297,038

		2,664,097

Denmark - 1.9%
AP Moller - Maersk A/S, Class B	500	1,005,322
TDC A/S, Class B	236,900	1,377,658

		2,382,980

France - 9.9%
Airbus SE	9,800	805,901
Arkema SA	10,793	1,151,732
Engie SA	128,100	1,933,479
Publicis Groupe SA	14,800	1,103,988
Rexel SA	31,000	507,200
Sanofi	23,768	2,273,800
TOTAL SA	20,400	1,008,534
Veolia Environnement SA	85,300	1,802,369
Vivendi SA	87,800	1,954,472

		12,541,475

Germany - 12.0%
Allianz SE, Class A	5,841	1,150,131
Bayer AG	7,200	930,898
Deutsche Boerse AG	17,300	1,826,144
Infineon Technologies AG	80,700	1,703,790
LANXESS AG	5,800	439,136
Merck KGaA	13,200	1,594,327
METRO AG	40,400	1,363,752
SAP SE	18,700	1,953,207
Siemens AG, Class A	17,207	2,365,235
Talanx AG (A)	18,400	687,208
TUI AG	80,000	1,161,795

		15,175,623

Hong Kong - 3.4%
Cheung Kong Property Holdings, Ltd.	177,400	1,389,444
CK Hutchison Holdings, Ltd.	123,500	1,550,186
First Pacific Co., Ltd.	535,250	394,884
Guangdong Investment, Ltd.	752,200	1,036,660

		4,371,174

Ireland - 2.7%
DCC PLC	12,400	1,128,911
Ryanair Holdings PLC, ADR (A)	6,585	708,612
Smurfit Kappa Group PLC, Class B	52,721	1,641,167

		3,478,690

Israel - 0.7%
Teva Pharmaceutical Industries, Ltd., ADR	27,800	923,516

Italy - 3.8%
Azimut Holding SpA	45,300	908,026
Eni SpA, Class B	83,396	1,253,500
Mediobanca SpA	162,000	1,598,644

	Shares	Value
COMMON STOCKS (continued)
Italy (continued)
Prysmian SpA	35,385	$ 1,040,685

		4,800,855

Japan - 23.2%
Astellas Pharma, Inc.	142,100	1,736,532
Bridgestone Corp. (B)	29,900	1,286,650
Coca-Cola Bottlers Japan, Inc.	36,500	1,054,679
Daiwa Securities Group, Inc.	226,200	1,338,999
Denka Co., Ltd.	150,000	772,172
Electric Power Development Co., Ltd.	23,100	570,543
FamilyMart UNY Holdings Co., Ltd.	10,100	577,399
FANUC Corp.	6,500	1,251,456
FUJIFILM Holdings Corp.	24,900	894,385
Hitachi, Ltd.	212,300	1,301,264
Japan Airlines Co., Ltd.	41,700	1,287,982
JXTG Holdings, Inc.	319,200	1,392,589
Komatsu, Ltd.	30,800	781,672
Kuraray Co., Ltd. (B)	72,700	1,317,294
Mitsubishi Heavy Industries, Ltd.	170,100	695,372
MS&AD Insurance Group Holdings, Inc.	55,200	1,852,188
Nippon Telegraph & Telephone Corp.	24,800	1,170,820
ORIX Corp.	135,500	2,096,199
Resona Holdings, Inc.	211,900	1,165,238
SoftBank Group Corp.	16,000	1,294,083
Sony Corp.	56,300	2,145,382
Square Enix Holdings Co., Ltd.	18,100	592,203
Sumitomo Mitsui Financial Group, Inc.	43,100	1,678,017
Toyota Industries Corp.	21,200	1,113,954

		29,367,072

Macau - 0.8%
MGM China Holdings, Ltd. (B)	434,659	966,472

Netherlands - 5.1%
Akzo Nobel NV	14,100	1,225,377
Boskalis Westminster	21,024	682,797
Heineken Holding NV, Class A	23,443	2,148,727
Koninklijke Philips NV	68,265	2,424,441

		6,481,342

Republic of Korea - 0.7%
Samsung Electronics Co., Ltd.	430	893,336

Republic of South Africa - 0.6%
Steinhoff International Holdings NV (B)	162,100	830,789

Singapore - 1.3%
DBS Group Holdings, Ltd.	107,700	1,622,443

Spain - 1.1%
Aena SA (C)	2,900	565,895
Gamesa Corp. Tecnologica SA (B)	37,400	798,583

		1,364,478

Sweden - 0.3%
Investor AB, B Shares	9,178	442,303

Switzerland - 6.6%
ABB, Ltd.	50,700	1,252,035
Nestle SA	33,279	2,896,165
Novartis AG	32,780	2,727,963
UBS Group AG (A)	85,100	1,441,260

		8,317,423

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica TS&W International Equity VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
United Kingdom - 15.1%
Aviva PLC	285,560	$ 1,956,339
British Land Co. PLC, REIT	129,300	1,019,703
GKN PLC	439,600	1,866,535
HSBC Holdings PLC	173,700	1,616,316
IG Group Holdings PLC	38,893	287,727
Imperial Brands PLC	41,499	1,863,926
Inchcape PLC	108,987	1,071,013
Inmarsat PLC	97,300	975,175
Kingfisher PLC	204,514	800,972
Micro Focus International PLC	30,200	893,275
National Grid PLC	90,124	1,117,242
Savills PLC	28,100	321,521
Sky PLC	49,258	637,711
TechnipFMC PLC (A)	51,900	1,411,680
UBM PLC	69,320	622,972
Unilever PLC	25,093	1,357,952
Vodafone Group PLC	480,144	1,361,729

		19,181,788

United States - 0.7%
Flex, Ltd. (A)	53,900	879,109

Total Common Stocks (Cost $110,770,598)		120,959,417

PREFERRED STOCK - 0.5%
Republic of Korea - 0.5%
Hyundai Motor Co. 3.95% (D)	7,100	701,219

Total Preferred Stock (Cost $634,339)		701,219

	Shares	Value
SECURITIES LENDING COLLATERAL - 3.8%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.97% (D)	4,770,939	$ 4,770,939

Total Securities Lending Collateral (Cost $4,770,939)		4,770,939

	Principal	Value
REPURCHASE AGREEMENT - 4.6%
State Street Bank & Trust Co. 0.12% (D), dated 06/30/2017, to be repurchased at $5,790,225 on 07/03/2017. Collateralized by a U.S. Government Obligation, 1.13%, due 08/31/2021, and with a value of $5,906,352.	$ 5,790,167	5,790,167

Total Repurchase Agreement (Cost $5,790,167)		5,790,167

Total Investments (Cost $121,966,043) (E)		132,221,742
Net Other Assets (Liabilities) - (4.3)%		(5,414,759)

Net Assets - 100.0%		$ 126,806,983

INVESTMENTS BY INDUSTRY:

Industry	Percentage of Total Investments	Value
Pharmaceuticals	7.7%	$10,187,036
Banks	6.8	8,977,696
Industrial Conglomerates	5.6	7,468,773
Capital Markets	4.4	5,802,156
Insurance	4.3	5,645,866
Diversified Financial Services	4.0	5,283,484
Chemicals	3.7	4,905,711
Multi-Utilities	3.7	4,853,090
Media	3.3	4,319,143
Auto Components	3.2	4,267,139
Beverages	2.8	3,769,521
Oil, Gas & Consumable Fuels	2.8	3,654,623
Diversified Telecommunication Services	2.7	3,523,653
Software	2.6	3,438,685
Electrical Equipment	2.3	3,091,303
Household Durables	2.2	2,976,171
Food Products	2.2	2,896,165
Machinery	2.1	2,728,500
Wireless Telecommunication Services	2.0	2,655,812
Electronic Equipment, Instruments & Components	1.6	2,180,373
Hotels, Restaurants & Leisure	1.6	2,128,267
Airlines	1.5	1,996,594
Food & Staples Retailing	1.5	1,941,151

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica TS&W International Equity VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

INVESTMENTS BY INDUSTRY (continued):

Industry	Percentage of Total Investments	Value
Tobacco	1.4%	$1,863,926
Technology Hardware, Storage & Peripherals	1.4	1,787,721
Real Estate Management & Development	1.3	1,710,965
Semiconductors & Semiconductor Equipment	1.3	1,703,790
Containers & Packaging	1.2	1,641,167
Energy Equipment & Services	1.1	1,411,680
Health Care Providers & Services	1.1	1,394,300
Personal Products	1.0	1,357,952
Metals & Mining	1.0	1,330,998
Distributors	0.8	1,071,013
Water Utilities	0.8	1,036,660
Equity Real Estate Investment Trusts	0.8	1,019,703
Marine	0.8	1,005,322
Aerospace & Defense	0.6	805,901
Specialty Retail	0.6	800,972
Automobiles	0.5	701,219
Construction & Engineering	0.5	682,797
Independent Power & Renewable Electricity Producers	0.4	570,543
Transportation Infrastructure	0.4	565,895
Trading Companies & Distributors	0.4	507,200

Investments, at Value	92.0	121,660,636
Short-Term Investments	8.0	10,561,106

Total Investments	100.0%	$132,221,742

SECURITY VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$4,491,977	$116,467,440	$—	$120,959,417
Preferred Stock	—	701,219	—	701,219
Securities Lending Collateral	4,770,939	—	—	4,770,939
Repurchase Agreement	—	5,790,167	—	5,790,167

Total Investments	$9,262,916	$122,958,826	$—	$132,221,742

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $4,530,965. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2017, the value of the 144A security is $565,895, representing 0.4% of the Portfolio’s net assets.
(D)	Rates disclosed reflect the yields at June 30, 2017.
(E)	Aggregate cost for federal income tax purposes is $121,966,043. Aggregate gross unrealized appreciation and depreciation for all securities is $17,527,771 and $7,272,072, respectively. Net unrealized appreciation for tax purposes is $10,255,699.
(F)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended June 30, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica TS&W International Equity VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2017

(unaudited)

Assets:
Investments, at value (cost $116,175,876) (including securities loaned of $4,530,965)	$126,431,575
Repurchase agreement, at value (cost $5,790,167)	5,790,167
Foreign currency, at value (cost $52,713)	52,731
Receivables and other assets:
Shares of beneficial interest sold	18,232
Investments sold	145,972
Interest	19
Dividends	218,371
Tax reclaims	164,631
Net income from securities lending	1,927
Prepaid expenses	409

Total assets	132,824,034

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	58,361
Investments purchased	1,070,544
Investment management fees	80,606
Distribution and service fees	9,070
Transfer agent costs	410
Trustees, CCO and deferred compensation fees	392
Audit and tax fees	10,689
Custody fees	2,236
Legal fees	973
Printing and shareholder reports fees	12,181
Other	650
Collateral for securities on loan	4,770,939

Total liabilities	6,017,051

Net assets	$126,806,983

Net assets consist of:
Capital stock ($0.01 par value)	$93,100
Additional paid-in capital	115,687,079
Undistributed (distributions in excess of) net investment income (loss)	4,089,587
Accumulated net realized gain (loss)	(3,322,455)
Net unrealized appreciation (depreciation) on:
Investments	10,255,699
Translation of assets and liabilities denominated in foreign currencies	3,973

Net assets	$126,806,983

Net assets by class:
Initial Class	$82,688,900
Service Class	44,118,083

Shares outstanding:
Initial Class	6,051,872
Service Class	3,258,097

Net asset value and offering price per share:
Initial Class	$13.66
Service Class	13.54

STATEMENT OF OPERATIONS

For the period ended June 30, 2017

(unaudited)

Investment Income:
Dividend income	$2,679,491
Interest income	1,305
Net income (loss) from securities lending	20,624
Withholding taxes on foreign income	(260,917)

Total investment income	2,440,503

Expenses:
Investment management fees	457,935
Distribution and service fees:
Service Class	50,460
Transfer agent costs	822
Trustees, CCO and deferred compensation fees	1,430
Audit and tax fees	9,035
Custody fees	58,970
Legal fees	3,246
Printing and shareholder reports fees	6,091
Other	4,677

Total expenses	592,666

Net investment income (loss)	1,847,837

Net realized gain (loss) on:
Investments	(956,994)
Foreign currency transactions	(11,275)

Net realized gain (loss)	(968,269)

Net change in unrealized appreciation (depreciation) on:
Investments	14,515,750
Translation of assets and liabilities denominated in foreign currencies	11,963

Net change in unrealized appreciation (depreciation)	14,527,713

Net realized and change in unrealized gain (loss)	13,559,444

Net increase (decrease) in net assets resulting from operations	$15,407,281

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica TS&W International Equity VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2017 (unaudited)	December 31, 2016
From operations:
Net investment income (loss)	$1,847,837	$2,614,076
Net realized gain (loss)	(968,269)	(892,161)
Net change in unrealized appreciation (depreciation)	14,527,713	(784,623)

Net increase (decrease) in net assets resulting from operations	15,407,281	937,292

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	—	(2,070,120)
Service Class	—	(1,015,980)

Total dividends and/or distributions from net investment income	—	(3,086,100)

Capital share transactions:
Proceeds from shares sold:
Initial Class	2,408,463	4,150,435
Service Class	3,548,589	6,910,125

	5,957,052	11,060,560

Dividends and/or distributions reinvested:
Initial Class	—	2,070,120
Service Class	—	1,015,980

	—	3,086,100

Cost of shares redeemed:
Initial Class	(4,460,903)	(17,661,439)
Service Class	(2,374,647)	(9,447,309)

	(6,835,550)	(27,108,748)

Net increase (decrease) in net assets resulting from capital share transactions	(878,498)	(12,962,088)

Net increase (decrease) in net assets	14,528,783	(15,110,896)

Net assets:
Beginning of period/year	112,278,200	127,389,096

End of period/year	$126,806,983	$112,278,200

Undistributed (distributions in excess of) net investment income (loss)	$4,089,587	$2,241,750

Capital share transactions - shares:
Shares issued:
Initial Class	186,451	347,410
Service Class	273,807	602,555

	460,258	949,965

Shares reinvested:
Initial Class	—	170,943
Service Class	—	84,454

	—	255,397

Shares redeemed:
Initial Class	(345,537)	(1,473,220)
Service Class	(188,827)	(810,816)

	(534,364)	(2,284,036)

Net increase (decrease) in shares outstanding:
Initial Class	(159,086)	(954,867)
Service Class	84,980	(123,807)

	(74,106)	(1,078,674)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica TS&W International Equity VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013		December 31, 2012
Net asset value, beginning of period/year	$12.00		$12.20		$12.43	$13.42	$11.05		$9.68

Investment operations:
Net investment income (loss) (A)	0.20		0.27	(B)	0.31	0.41	0.25		0.20
Net realized and unrealized gain (loss)	1.46		(0.14)		(0.14)	(1.08)	2.41		1.40

Total investment operations	1.66		0.13		0.17	(0.67)	2.66		1.60

Dividends and/or distributions to shareholders:
Net investment income	—		(0.33)		(0.40)	(0.32)	(0.29)		(0.23)

Net asset value, end of period/year	$13.66		$12.00		$12.20	$12.43	$13.42		$11.05

Total return (C)	13.83	%(D)	1.08%		1.32%	(5.18)%	24.34%		16.75%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$82,689		$74,507		$87,448	$98,735	$117,580		$98,677
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.91	%(E)	0.91%		0.87%	0.89%	1.02%		1.09%
Including waiver and/or reimbursement and recapture	0.91	%(E)	0.89	%(B)	0.87%	0.89%	1.04%		1.07%
Net investment income (loss) to average net assets	3.19	%(E)	2.32	%(B)	2.41%	3.05%	2.06%		1.97%
Portfolio turnover rate	13	%(D)	22%		26%	30%	109	%(F)	35%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Not annualized.
(E)	Annualized.
(F)	Increase in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013		December 31, 2012
Net asset value, beginning of period/year	$11.90		$12.11		$12.35	$13.34	$10.99		$9.63

Investment operations:
Net investment income (loss) (A)	0.19		0.24	(B)	0.26	0.35	0.21		0.16
Net realized and unrealized gain (loss)	1.45		(0.14)		(0.13)	(1.05)	2.41		1.41

Total investment operations	1.64		0.10		0.13	(0.70)	2.62		1.57

Dividends and/or distributions to shareholders:
Net investment income	—		(0.31)		(0.37)	(0.29)	(0.27)		(0.21)

Net asset value, end of period/year	$13.54		$11.90		$12.11	$12.35	$13.34		$10.99

Total return (C)	13.78	%(D)	0.77%		1.04%	(5.38)%	24.07%		16.44%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$44,118		$37,771		$39,941	$32,145	$28,054		$17,487
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.16	%(E)	1.16%		1.12%	1.14%	1.27%		1.34%
Including waiver and/or reimbursement and recapture	1.16	%(E)	1.14	%(B)	1.12%	1.14%	1.29%		1.32%
Net investment income (loss) to average net assets	2.95	%(E)	2.06	%(B)	2.05%	2.66%	1.75%		1.51%
Portfolio turnover rate	13	%(D)	22%		26%	30%	109	%(F)	35%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Not annualized.
(E)	Annualized.
(F)	Increase in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2017

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica TS&W International Equity VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the period ended June 30, 2017, commissions recaptured are $1,176.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, ETF and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at June 30, 2017, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at June 30, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to each other as well as to other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of June 30, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2017.

Repurchase agreements at June 30, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of June 30, 2017.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$4,770,939	$—	$—	$—	$4,770,939
Total Borrowings	$4,770,939	$—	$—	$—	$4,770,939

6. RISK FACTORS

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Emerging market risk: Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign investments risks. These risks are greater for investments in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because these market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of investments may decline because of factors affecting a particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $500 million	0.77%
Over $500 million up to $1 billion	0.75%
Over $1 billion up to $2 billion	0.72%
Over $2 billion	0.69%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs including the investment management fee but excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	1.02%	May 1, 2018
Service Class	1.27%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	1.02%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees for all applicable share classes.

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the period ended June 30, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of June 30, 2017, there are no amounts available for recapture by TAM.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. For the period ended June 30, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the period ended June 30, 2017.

8. PRINCIPAL OWNERSHIP

As of June 30, 2017, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	1	95.97%	95.97%
Service Class	1	90.15%	90.15%

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

9. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 15,082,587	$ —	$ 18,375,092	$ —

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

11. NEW ACCOUNTING PRONOUNCEMENT

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica TS&W International Equity VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 7-8, 2017, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica TS&W International Equity VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and Thompson, Siegel & Walmsley LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2018.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Services, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed continuation of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmark, in each case for various trailing periods ended December 31, 2016.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica TS&W International Equity VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Initial Class Shares of the Portfolio was above the median for its peer universe for the past 3-, 5- and 10-year periods and below the median for the past 1-year period. The Board also noted that the performance of Initial Class Shares of the Portfolio was above its benchmark for the past 3-, 5- and 10-year periods and below its benchmark for the past 1-year period. The Board noted that the Portfolio’s sub-adviser had commenced subadvising the Portfolio on May 1, 2013 pursuant to its current investment objective and investment strategies. The Trustees observed that the performance of the Portfolio had improved during the first quarter of 2017.

Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Initial Class Shares of the Portfolio were in line with the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM had not made material changes to this methodology, which had been applied consistently for the Portfolio.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica TS&W International Equity VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through its undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio and that TAM believes that the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Portfolio. The Board also noted that the Sub-Adviser participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and the contract holders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Portfolio’s brokerage transactions.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica U.S. Equity Index VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The actual expense example is based on an investment of $1,000 invested at May 1, 2017, and held for the entire period until June 30, 2017.

The hypothetical expense example is based on an investment of $1,000 invested at January 1, 2017, and held for the entire period until June 30, 2017.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value June 30, 2017	Expenses Paid During Period (B) May 1, 2017 - June 30, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Annualized Expense Ratio
Service Class	$1,000.00	$1,019.00	$0.65	$1,022.90	$1.96	0.39%

(A)	5% return per year before expenses.

(B)	Portfolio commenced operations on May 1, 2017. Actual expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (60 days), and divided by the number of days in the year (365 days). For comparability purposes, hypothetical expenses assume that the Portfolio was in operation for the entire six-month period ended June 30, 2017. Thus, the hypothetical expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2017

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	76.3%
Net Other Assets (Liabilities) ^	23.7
Total	100.0%

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica U.S. Equity Index VP

SCHEDULE OF INVESTMENTS

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS - 76.3%
Aerospace & Defense - 1.8%
Arconic, Inc.	100	$ 2,265
Boeing Co.	100	19,775
General Dynamics Corp.	50	9,905
Lockheed Martin Corp.	40	11,104
Northrop Grumman Corp.	100	25,671
Raytheon Co.	28	4,522
TransDigm Group, Inc.	9	2,420
United Technologies Corp.	100	12,211

		87,873

Air Freight & Logistics - 0.5%
CH Robinson Worldwide, Inc.	37	2,541
Expeditors International of Washington, Inc.	45	2,542
FedEx Corp.	36	7,824
United Parcel Service, Inc., Class B	100	11,059

		23,966

Airlines - 0.5%
American Airlines Group, Inc.	100	5,032
Delta Air Lines, Inc.	100	5,374
Southwest Airlines Co.	100	6,214
United Continental Holdings, Inc. (A)	100	7,525

		24,145

Auto Components - 0.2%
Delphi Automotive PLC, Class A	100	8,765

Automobiles - 0.5%
Ford Motor Co.	1,500	16,785
General Motors Co.	200	6,986

		23,771

Banks - 5.7%
Bank of America Corp.	1,716	41,630
BB&T Corp.	100	4,541
Citigroup, Inc.	500	33,440
Citizens Financial Group, Inc.	100	3,568
Fifth Third Bancorp	100	2,596
Huntington Bancshares, Inc., Class A	100	1,352
JPMorgan Chase & Co.	653	59,684
KeyCorp	100	1,874
People’s United Financial, Inc.	1,900	33,554
PNC Financial Services Group, Inc.	100	12,487
Regions Financial Corp.	100	1,464
SunTrust Banks, Inc.	100	5,672
US Bancorp	300	15,576
Wells Fargo & Co.	827	45,824
Zions Bancorporation	300	13,173

		276,435

Beverages - 2.0%
Coca-Cola Co.	700	31,395
Constellation Brands, Inc., Class A	100	19,373
Dr Pepper Snapple Group, Inc.	100	9,111
Molson Coors Brewing Co., Class B	100	8,634
Monster Beverage Corp. (A)	48	2,385
PepsiCo, Inc.	239	27,602

		98,500

Biotechnology - 2.3%
AbbVie, Inc., Class G	244	17,692
Alexion Pharmaceuticals, Inc. (A)	100	12,167

	Shares	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Amgen, Inc.	115	$ 19,807
Biogen, Inc. (A)	40	10,854
Celgene Corp. (A)	119	15,455
Gilead Sciences, Inc.	200	14,156
Incyte Corp. (A)	24	3,022
Regeneron Pharmaceuticals, Inc., Class A (A)	14	6,876
Vertex Pharmaceuticals, Inc. (A)	100	12,887

		112,916

Building Products - 0.1%
Johnson Controls International PLC	160	6,938

Capital Markets - 2.2%
Ameriprise Financial, Inc.	20	2,546
Bank of New York Mellon Corp.	151	7,704
BlackRock, Inc., Class A	14	5,914
Charles Schwab Corp.	167	7,174
CME Group, Inc., Class A	100	12,524
Goldman Sachs Group, Inc.	100	22,190
Intercontinental Exchange, Inc.	100	6,592
Moody’s Corp.	21	2,555
Morgan Stanley	209	9,313
Northern Trust Corp.	27	2,625
S&P Global, Inc.	100	14,599
State Street Corp.	37	3,320
T. Rowe Price Group, Inc.	100	7,421

		104,477

Chemicals - 1.9%
Air Products & Chemicals, Inc.	17	2,432
Dow Chemical Co.	200	12,614
E.I. du Pont de Nemours & Co.	200	16,142
Ecolab, Inc.	51	6,770
LyondellBasell Industries NV, Class A	100	8,439
Monsanto Co.	100	11,836
PPG Industries, Inc.	100	10,996
Praxair, Inc.	150	19,882
Sherwin-Williams Co.	10	3,510

		92,621

Commercial Services & Supplies - 0.2%
Waste Management, Inc.	100	7,335

Communications Equipment - 0.6%
Cisco Systems, Inc.	900	28,170
Motorola Solutions, Inc.	28	2,429

		30,599

Construction Materials - 0.1%
Martin Marietta Materials, Inc.	11	2,448
Vulcan Materials Co.	19	2,407

		4,855

Consumer Finance - 0.7%
American Express Co.	130	10,951
Capital One Financial Corp.	188	15,532
Discover Financial Services	46	2,861
Synchrony Financial	100	2,982

		32,326

Containers & Packaging - 0.2%
Ball Corp.	60	2,533
International Paper Co.	100	5,661

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica U.S. Equity Index VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Containers & Packaging (continued)
WestRock Co.	44	$ 2,493

		10,687

Diversified Financial Services - 1.1%
Berkshire Hathaway, Inc., Class B (A)	315	53,352

Diversified Telecommunication Services - 1.6%
AT&T, Inc.	1,068	40,296
CenturyLink, Inc.	100	2,388
Level 3 Communications, Inc. (A)	44	2,609
Verizon Communications, Inc.	718	32,066

		77,359

Electric Utilities - 1.6%
Alliant Energy Corp.	60	2,410
American Electric Power Co., Inc.	100	6,947
Duke Energy Corp.	129	10,783
Edison International	100	7,819
Eversource Energy	40	2,428
Exelon Corp.	169	6,096
NextEra Energy, Inc.	78	10,930
PG&E Corp.	100	6,637
Pinnacle West Capital Corp.	29	2,470
PPL Corp.	100	3,866
Southern Co.	308	14,747
Xcel Energy, Inc.	100	4,588

		79,721

Electrical Equipment - 0.3%
Eaton Corp. PLC	100	7,783
Emerson Electric Co.	100	5,962
Rockwell Automation, Inc., Class B	15	2,429

		16,174

Electronic Equipment, Instruments & Components - 0.4%
Amphenol Corp., Class A	100	7,382
Corning, Inc.	100	3,005
TE Connectivity, Ltd.	100	7,868

		18,255

Energy Equipment & Services - 0.7%
Baker Hughes, Inc.	100	5,451
Halliburton Co.	400	17,084
Schlumberger, Ltd.	200	13,168

		35,703

Equity Real Estate Investment Trusts - 2.2%
Alexandria Real Estate Equities, Inc.	21	2,530
American Tower Corp., Class A	69	9,130
AvalonBay Communities, Inc.	13	2,498
Boston Properties, Inc.	20	2,460
Crown Castle International Corp.	100	10,018
Digital Realty Trust, Inc.	21	2,372
Equinix, Inc.	15	6,437
Equity Residential	100	6,583
Essex Property Trust, Inc.	9	2,316
Extra Space Storage, Inc.	32	2,496
GGP, Inc.	100	2,356
HCP, Inc.	100	3,196
Host Hotels & Resorts, Inc.	100	1,827
Iron Mountain, Inc.	73	2,508
Kimco Realty Corp.	100	1,835

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (continued)
Prologis, Inc., Class A	200	$ 11,728
Public Storage	20	4,171
Simon Property Group, Inc.	48	7,765
SL Green Realty Corp.	23	2,433
Ventas, Inc.	100	6,948
Vornado Realty Trust, Class A	27	2,535
Welltower, Inc.	100	7,485
Weyerhaeuser Co.	100	3,350

		104,977

Food & Staples Retailing - 1.3%
Costco Wholesale Corp.	67	10,715
CVS Health Corp.	169	13,598
Kroger Co.	100	2,332
Sysco Corp.	100	5,033
Wal-Mart Stores, Inc.	243	18,390
Walgreens Boots Alliance, Inc.	133	10,415
Whole Foods Market, Inc.	58	2,443

		62,926

Food Products - 0.9%
Archer-Daniels-Midland Co.	100	4,138
General Mills, Inc.	300	16,620
Kraft Heinz Co.	100	8,564
Mondelez International, Inc., Class A	300	12,957
Tyson Foods, Inc., Class A	42	2,630

		44,909

Health Care Equipment & Supplies - 2.2%
Abbott Laboratories	300	14,583
Baxter International, Inc.	100	6,054
Becton Dickinson and Co.	66	12,877
Boston Scientific Corp. (A)	200	5,544
CR Bard, Inc.	8	2,529
Danaher Corp.	100	8,439
Edwards Lifesciences Corp. (A)	100	11,824
Intuitive Surgical, Inc. (A)	7	6,547
Medtronic PLC	200	17,750
Stryker Corp.	60	8,327
Zimmer Biomet Holdings, Inc., Class A	100	12,840

		107,314

Health Care Providers & Services - 2.2%
Aetna, Inc.	100	15,183
AmerisourceBergen Corp., Class A	26	2,458
Anthem, Inc.	39	7,337
Cardinal Health, Inc.	40	3,117
Centene Corp. (A)	100	7,988
Cigna Corp.	50	8,370
Express Scripts Holding Co. (A)	100	6,384
HCA Healthcare, Inc. (A)	36	3,139
Humana, Inc., Class A	28	6,737
McKesson Corp.	100	16,454
UnitedHealth Group, Inc.	152	28,184

		105,351

Health Care Technology - 0.1%
Cerner Corp. (A)	38	2,526

Hotels, Restaurants & Leisure - 1.3%
Carnival Corp.	100	6,557
Chipotle Mexican Grill, Inc., Class A (A)	6	2,497

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica U.S. Equity Index VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (continued)
Marriott International, Inc., Class A	100	$ 10,031
McDonald’s Corp.	123	18,839
Royal Caribbean Cruises, Ltd., Class A	22	2,403
Starbucks Corp.	300	17,493
Wynn Resorts, Ltd.	18	2,414
Yum! Brands, Inc.	33	2,434

		62,668

Household Durables - 0.6%
Mohawk Industries, Inc. (A)	100	24,169
Newell Brands, Inc.	100	5,362

		29,531

Household Products - 1.3%
Church & Dwight Co., Inc.	100	5,188
Clorox Co.	18	2,399
Colgate-Palmolive Co.	133	9,859
Kimberly-Clark Corp.	54	6,972
Procter & Gamble Co.	428	37,300

		61,718

Independent Power & Renewable Electricity Producers - 0.0% (B)
AES Corp.	100	1,111

Industrial Conglomerates - 1.6%
3M Co.	100	20,819
General Electric Co.	1,456	39,327
Honeywell International, Inc.	119	15,861
Roper Technologies, Inc.	11	2,547

		78,554

Insurance - 2.1%
Aflac, Inc.	100	7,768
Allstate Corp.	100	8,844
American International Group, Inc.	140	8,753
Aon PLC	100	13,295
Chubb, Ltd.	80	11,630
Loews Corp.	100	4,681
Marsh & McLennan Cos., Inc.	100	7,796
MetLife, Inc.	158	8,680
Progressive Corp.	100	4,409
Prudential Financial, Inc.	100	10,814
Travelers Cos., Inc.	100	12,653
Willis Towers Watson PLC	17	2,473

		101,796

Internet & Direct Marketing Retail - 2.0%
Amazon.com, Inc. (A)	66	63,888
Expedia, Inc.	16	2,383
Netflix, Inc. (A)	100	14,941
Priceline Group, Inc. (A)	8	14,964

		96,176

Internet Software & Services - 3.3%
Alphabet, Inc., Class A (A)	55	51,132
Alphabet, Inc., Class C (A)	46	41,802
eBay, Inc. (A)	171	5,971
Facebook, Inc., Class A (A)	396	59,788

		158,693

IT Services - 2.8%
Accenture PLC, Class A	100	12,368
Alliance Data Systems Corp.	10	2,567

	Shares	Value
COMMON STOCKS (continued)
IT Services (continued)
Automatic Data Processing, Inc.	100	$ 10,246
Cognizant Technology Solutions Corp., Class A	100	6,640
DXC Technology Co.	100	7,672
Fidelity National Information Services, Inc.	100	8,540
Fiserv, Inc. (A)	20	2,447
Global Payments, Inc.	27	2,439
International Business Machines Corp.	145	22,305
Mastercard, Inc., Class A	144	17,489
Paychex, Inc.	42	2,391
PayPal Holdings, Inc. (A)	173	9,285
Visa, Inc., Class A	300	28,134
Western Union Co.	100	1,905

		134,428

Life Sciences Tools & Services - 0.4%
Agilent Technologies, Inc.	42	2,491
Illumina, Inc. (A)	22	3,817
Mettler-Toledo International, Inc. (A)	4	2,354
Thermo Fisher Scientific, Inc.	50	8,724

		17,386

Machinery - 1.5%
Caterpillar, Inc.	100	10,746
Cummins, Inc.	16	2,596
Deere & Co.	100	12,359
Fortive Corp.	100	6,335
Illinois Tool Works, Inc., Class A	57	8,165
Ingersoll-Rand PLC	100	9,139
PACCAR, Inc.	100	6,604
Parker-Hannifin Corp.	100	15,982

		71,926

Media - 2.3%
CBS Corp., Class B	100	6,378
Charter Communications, Inc., Class A (A)	35	11,790
Comcast Corp., Class A	801	31,175
DISH Network Corp., Class A (A)	39	2,448
Interpublic Group of Cos., Inc.	103	2,534
Omnicom Group, Inc.	100	8,290
Time Warner, Inc.	127	12,752
Twenty-First Century Fox, Inc., Class A	100	2,834
Twenty-First Century Fox, Inc., Class B	100	2,787
Viacom, Inc., Class B	73	2,450
Walt Disney Co.	244	25,925

		109,363

Metals & Mining - 0.1%
Freeport-McMoRan, Inc. (A)	100	1,201
Newmont Mining Corp.	100	3,239
Nucor Corp.	47	2,720

		7,160

Multi-Utilities - 0.9%
Consolidated Edison, Inc.	200	16,164
Dominion Energy, Inc.	100	7,663
DTE Energy Co.	23	2,433
NiSource, Inc., Class B	97	2,460
Public Service Enterprise Group, Inc.	100	4,301
SCANA Corp.	36	2,412
Sempra Energy	25	2,819
WEC Energy Group, Inc.	100	6,138

		44,390

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica U.S. Equity Index VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Multiline Retail - 0.3%
Target Corp.	300	$ 15,687

Oil, Gas & Consumable Fuels - 3.7%
Anadarko Petroleum Corp., Class A	100	4,534
Apache Corp.	54	2,588
Cabot Oil & Gas Corp.	100	2,508
Chevron Corp.	324	33,803
Concho Resources, Inc. (A)	22	2,674
ConocoPhillips	182	8,001
Devon Energy Corp., Class A	100	3,197
EOG Resources, Inc.	200	18,104
EQT Corp.	45	2,636
Exxon Mobil Corp.	710	57,318
Kinder Morgan, Inc.	286	5,480
Marathon Oil Corp.	100	1,185
Marathon Petroleum Corp.	100	5,233
Noble Energy, Inc.	89	2,519
Occidental Petroleum Corp.	100	5,987
Phillips 66	100	8,269
Pioneer Natural Resources Co.	17	2,713
Tesoro Corp.	27	2,527
Valero Energy Corp.	100	6,746
Williams Cos., Inc.	100	3,028

		179,050

Personal Products - 0.1%
Coty, Inc., Class A	100	1,876
Estee Lauder Cos., Inc., Class A	26	2,495

		4,371

Pharmaceuticals - 3.7%
Allergan PLC	100	24,309
Bristol-Myers Squibb Co.	262	14,599
Eli Lilly & Co.	141	11,604
Johnson & Johnson	440	58,208
Merck & Co., Inc.	438	28,071
Mylan NV (A)	64	2,485
Pfizer, Inc.	1,038	34,866
Zoetis, Inc., Class A	100	6,238

		180,380

Professional Services - 0.1%
Equifax, Inc.	18	2,474
Nielsen Holdings PLC	67	2,590

		5,064

Road & Rail - 0.8%
CSX Corp.	200	10,912
Kansas City Southern	25	2,616
Norfolk Southern Corp.	100	12,170
Union Pacific Corp.	123	13,396

		39,094

Semiconductors & Semiconductor Equipment - 2.7%
Advanced Micro Devices, Inc. (A)	100	1,248
Analog Devices, Inc., Class A	100	7,780
Applied Materials, Inc., Class A	200	8,262
Broadcom, Ltd.	60	13,983
Intel Corp.	794	26,789
Lam Research Corp.	100	14,143
Microchip Technology, Inc.	100	7,718
Micron Technology, Inc. (A)	179	5,345

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
NVIDIA Corp.	100	$ 14,456
QUALCOMM, Inc.	248	13,695
Skyworks Solutions, Inc.	24	2,303
Texas Instruments, Inc.	144	11,078
Xilinx, Inc.	37	2,380

		129,180

Software - 3.9%
Activision Blizzard, Inc.	100	5,757
Adobe Systems, Inc. (A)	137	19,377
Autodesk, Inc. (A)	27	2,722
Electronic Arts, Inc. (A)	100	10,572
Intuit, Inc.	100	13,281
Microsoft Corp.	1,420	97,881
Oracle Corp.	500	25,070
Red Hat, Inc. (A)	25	2,394
salesforce.com, Inc. (A)	100	8,660
Symantec Corp.	100	2,825

		188,539

Specialty Retail - 1.6%
AutoZone, Inc. (A)	4	2,282
Best Buy Co., Inc.	100	5,733
Home Depot, Inc.	197	30,220
L Brands, Inc.	100	5,389
Lowe’s Cos., Inc.	133	10,311
O’Reilly Automotive, Inc. (A)	11	2,406
Ross Stores, Inc.	100	5,773
TJX Cos., Inc.	200	14,434
Ulta Beauty, Inc. (A)	9	2,586

		79,134

Technology Hardware, Storage & Peripherals - 3.1%
Apple, Inc.	892	128,466
Hewlett Packard Enterprise Co.	257	4,263
HP, Inc.	243	4,248
Seagate Technology PLC	59	2,286
Western Digital Corp.	100	8,860

		148,123

Textiles, Apparel & Luxury Goods - 0.6%
NIKE, Inc., Class B	200	11,800
Under Armour, Inc., Class A (A)	200	4,352
VF Corp.	200	11,520

		27,672

Tobacco - 1.3%
Altria Group, Inc.	333	24,798
Philip Morris International, Inc.	255	29,950
Reynolds American, Inc., Class A	138	8,976

		63,724

Trading Companies & Distributors - 0.1%
Fastenal Co.	58	2,525

Total Common Stocks (Cost $3,674,294)		3,692,219

Total Investments (Cost $3,674,294) (C)		3,692,219
Net Other Assets (Liabilities) - 23.7%		1,146,191

Net Assets - 100.0%		$ 4,838,410

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica U.S. Equity Index VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

FUTURES CONTRACTS: (D)
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini	Long	6	09/15/2017	$ —	$ (1,268)

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$3,692,219	$—	$—	$3,692,219

Total Investments	$3,692,219	$—	$—	$3,692,219

LIABILITIES
Other Financial Instruments
Futures Contracts (F)	$(1,268)	$—	$—	$(1,268)

Total Other Financial Instruments	$(1,268)	$—	$—	$(1,268)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	Aggregate cost for federal income tax purposes is $3,674,294. Aggregate gross unrealized appreciation and depreciation for all securities is $66,768 and $48,843, respectively. Net unrealized appreciation for tax purposes is $17,925.
(D)	Cash on deposit with broker in the amount of $27,720 has been segregated as collateral to cover margin requirements for open futures contracts.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended June 30, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(F)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica U.S. Equity Index VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2017

(unaudited)

Assets:
Investments, at value (cost $3,674,294)	$3,692,219
Cash	818,606
Cash collateral on deposit with broker	27,720
Receivables and other assets:
Shares of beneficial interest sold	396,188
Due from investment manager	1,957
Dividends	2,510

Total assets	4,939,200

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	3
Investments purchased	93,166
Distribution and service fees	647
Transfer agent costs	180
Trustees, CCO and deferred compensation fees	109
Audit and tax fees	2,037
Custody fees	900
Legal fees	15
Printing and shareholder reports fees	298
Variation margin payable	3,374
Other	61

Total liabilities	100,790

Net assets	$4,838,410

Net assets consist of:
Capital stock ($0.01 par value)	$4,748
Additional paid-in capital	4,807,071
Undistributed (distributions in excess of) net investment income (loss)	6,572
Accumulated net realized gain (loss)	3,362
Net unrealized appreciation (depreciation) on:
Investments	17,925
Futures contracts	(1,268)

Net assets	$4,838,410

Shares outstanding	474,803

Net asset value and offering price per share	$10.19

STATEMENT OF OPERATIONS

For the period ended June 30, 2017

(unaudited) (A)

Investment Income:
Dividend income	$8,137

Total investment income	8,137

Expenses:
Investment management fees	321
Distribution and service fees	1,003
Transfer agent costs	180
Trustees, CCO and deferred compensation fees	120
Audit and tax fees	2,037
Custody fees	900
Legal fees	300
Printing and shareholder reports fees	300
Dues and subscriptions fees	401
Other	60

Total expenses before waiver and/or reimbursement and recapture	5,622

Expenses waived and/or reimbursed	(4,057)

Net expenses	1,565

Net investment income (loss)	6,572

Net realized gain (loss) on:
Investments	405
Futures contracts	2,957

Net realized gain (loss)	3,362

Net change in unrealized appreciation (depreciation) on:
Investments	17,925
Futures contracts	(1,268)

Net change in unrealized appreciation (depreciation)	16,657

Net realized and change in unrealized gain (loss)	20,019

Net increase (decrease) in net assets resulting from operations	$26,591

(A)	Commenced operations on May 1, 2017

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica U.S. Equity Index VP

STATEMENT OF CHANGES IN NET ASSETS

For the period ended:

June 30, 2017 (unaudited) (A)
From operations:
Net investment income (loss)	$6,572
Net realized gain (loss)	3,362
Net change in unrealized appreciation (depreciation)	16,657

Net increase (decrease) in net assets resulting from operations	26,591

Capital share transactions:
Proceeds from shares sold	4,837,275
Cost of shares redeemed	(25,456)

Net increase (decrease) in net assets resulting from capital share transactions	4,811,819

Net increase (decrease) in net assets	4,838,410

Net assets:
Beginning of period	—

End of period	$4,838,410

Undistributed (distributions in excess of) net investment income (loss)	$6,572

Capital share transactions - shares:
Shares issued	477,313
Shares redeemed	(2,510)

Net increase (decrease) in shares outstanding	474,803

(A)	Commenced operations on May 1, 2017

FINANCIAL HIGHLIGHTS

For a share outstanding during the period indicated:

	Service Class
	June 30, 2017 (unaudited) (A)
Net asset value, beginning of period	$10.00

Investment operations:
Net investment income (loss) (B)	0.03
Net realized and unrealized gain (loss)	0.16

Total investment operations	0.19

Net asset value, end of period	$10.19

Total return (C)	1.90	%(D)

Ratio and supplemental data:
Net assets end of period (000’s)	$4,838
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.40	%(E)
Including waiver and/or reimbursement and recapture	0.39	%(E)
Net investment income (loss) to average net assets	1.64	%(E)
Portfolio turnover rate	0	%(D)(F)

(A)	Commenced operations on May 1, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Not annualized.
(E)	Annualized.
(F)	Rounds to less than 1%

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica U.S. Equity Index VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2017

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica U.S. Equity Index VP (the “Portfolio”) commenced operations on May 1, 2017. The Portfolio is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica U.S. Equity Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica U.S. Equity Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at June 30, 2017, if any, are identified within the Schedule of Investments.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica U.S. Equity Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to each other as well as to other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of June 30, 2017, the Portfolio has not utilized the program.

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica U.S. Equity Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at June 30, 2017, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of June 30, 2017.

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized depreciation on futures contracts (A) (B)	$—	$—	$(1,268)	$—	$—	$(1,268)
Total	$—	$—	$(1,268)	$—	$—	$(1,268)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within cumulative appreciation (depreciation) on futures contracts as reported within the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of June 30, 2017.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$2,957	$—	$—	$2,957
Total	$—	$—	$2,957	$—	$—	$2,957

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$(1,268)	$—	$—	$(1,268)
Total	$—	$—	$(1,268)	$—	$—	$(1,268)

The following is a summary of the ending monthly average volume on derivative activity during the period ended June 30, 2017.

Futures Contracts at Notional Amount
Long
57

7. RISK FACTORS

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Index tracking: While an index fund seeks to track the performance of its stated index, an index fund’s return may not match the return of the index. An index fund incurs a number of operating expenses not applicable to the index, and incurs costs in buying and selling

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica U.S. Equity Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

7. RISK FACTORS (continued)

securities. In addition, an index fund may not be fully invested at times, generally as a result of cash flows or reserves of cash held by an index fund to meet redemptions, increasing the risk of divergence between an index fund’s return and that of its stated index.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM at an annual rate of 0.08% on daily Average Net Assets (“ANA”).

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs including the investment management fee but excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.39%	May 1, 2018

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the period ended June 30, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of June 30, 2017, the balances available for recapture by TAM for the Portfolio are as follows:

Amounts Available from Fiscal Period
June 30, 2017
$ 4,057

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica U.S. Equity Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. For the period ended June 30, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the period ended June 30, 2017.

9. PRINCIPAL OWNERSHIP

As of June 30, 2017, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Service Class	2	98.43%	98.43%

10. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 3,679,156	$ —	$ 5,268	$ —

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica U.S. Equity Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

12. NEW ACCOUNTING PRONOUNCEMENT

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica U.S. Equity Index VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — INITIAL CONTRACT APPROVAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on March 8-9, 2017, the Board considered the proposed management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica U.S. Equity Index VP (the “Portfolio”). The Board also considered the proposed investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and SSGA Funds Management, Inc. (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the approval of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved each of the Agreements for an initial two-year period.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the proposed Agreements. In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed approval of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided

The Board considered the nature, extent and quality of the services expected to be provided by TAM and the Sub-Adviser. The Trustees considered the proposed investment strategies and approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM and the Sub-Adviser; the continuous and regular management services to be provided by TAM; the professional qualifications and experience of the portfolio management team of the Sub-Adviser; and the Sub-Adviser’s expertise in passively-managed index funds. The Trustees also considered the management services to be provided by TAM for the portion of the management fee it will retain after payment of the sub-advisory fee for the Portfolio. The Trustees noted that these services would include: (1) the services TAM provides to all Transamerica mutual funds, including oversight of the services provided by the custodian, transfer agent, independent accountant and legal counsel and supervision of recordkeeping and shareholder relations functions and (2) TAM’s “manager of managers” services, which would include the selection, proactive oversight and monitoring of the Sub-Adviser, daily monitoring of the Sub-Adviser’s buying and selling of securities for the Portfolio, and regular review and evaluation of the Sub-Adviser’s performance and adherence to investment style and process. The Trustees further considered that TAM’s management services also would include, among other things, the provision of supervisory, compliance and administrative services to the Portfolio. Based on these and other considerations, the Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.

Investment Performance

The Trustees recognized that the Portfolio was not yet in existence and therefore had no historical performance for the Trustees to review. However, the Board considered performance results of similarly advised funds, which, subject to a number of limitations, showed how the Portfolio would have performed if it had been operating in the past. The Trustees considered the historical performance of the State Street Institutional S&P 500 Index Fund, an index fund managed substantially similar to the proposed Portfolio, as compared to the Morningstar U.S. Insurance Fund Large Cap Blend Category median peer group and the primary benchmark. The Trustees observed that, although the historical performance was slightly below the primary benchmark over the 1-, 3-, 5- and 10-year periods ended December 31, 2016, it reflected favorable annualized and risk-adjusted results over the 1-, 3-, 5- and 10-year periods relative to the peer group median.

On the basis of this information and the Trustees’ assessment of the nature, extent and quality of the management services to be provided by TAM and the sub-advisory services to be provided by the Sub-Adviser, the Trustees concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s proposed investment objective, policies and strategies.

Management Fees and Sub-Advisory Fees, Cost of Services to be Provided and Profitability

The Board considered the proposed management fee and anticipated costs for the Portfolio, including information comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in the same peer universes, as determined by Lipper, Inc. (“Lipper”) and Morningstar, Inc. (“Morningstar”). The Board also considered the fee to be charged by the Sub-Adviser for sub-advisory services as well as the portion of the Portfolio’s management fee to be retained by TAM following payment of the sub-advisory fee. The Board noted that the proposed management fees for the Portfolio were below the Lipper and Morningstar peer group medians. The Board also considered that the estimated total expenses of the

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica U.S. Equity Index VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — INITIAL CONTRACT APPROVAL (continued)

(unaudited)

Portfolio were below the relevant peer group medians. On the basis of these and other considerations, together with the other information it considered, the Trustees determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management and Sub-Advisory Agreements are reasonable in light of the services to be provided.

With respect to TAM’s and the Sub-Adviser’s costs and profitability in providing management and sub-advisory services to the Portfolio, the Trustees recognized that the Portfolio was not yet in existence and therefore no actual revenue, cost or profitability data was available for the Trustees to review. However, the Trustees reviewed projected profitability information regarding TAM’s costs, including the costs of procuring sub-advisory services, as well as the costs of providing administration, transfer agency and other services to the Portfolio by TAM and its affiliates. The Trustees also noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and would be paid by TAM and not the Portfolio. As a result, the Board considered anticipated profitability information for TAM and its affiliates with respect to the Portfolio. Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not anticipated to be excessive.

Economies of Scale

In evaluating the extent to which the fees payable under the Management and Sub-Advisory Agreements reflect economies of scale or would permit economies of scale to be realized in the future, the Trustees considered TAM’s and the Sub-Adviser’s respective fee schedules, and noted that that the proposed management fees for the Portfolio were below the Lipper and Morningstar peer group medians. The Trustees noted that, in the future, they would have the opportunity to periodically reexamine the appropriateness of the management fees payable to TAM, and sub-advisory fees payable by TAM to the Sub-Adviser, in light of any economies of scale experienced in the future.

Fall-Out Benefits

The Board considered other benefits expected to be derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM would not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transaction (“soft dollars”) as a result of its relationships with the Portfolio, and that the Sub-Adviser may engage in soft dollar arrangements consistent with applicable law and “best execution” requirements. The Board noted that it would have the opportunity to review the appropriateness of these benefits over time.

Other Considerations

The Trustees considered the investment objective and strategy of the Portfolio and discussed the Portfolio’s potential to enhance Transamerica Series Trust’s product line-up. The Trustees noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM would make a significant entrepreneurial commitment and undertake certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the approval of the Management Agreement and the Sub-Advisory Agreement was in the best interest of the Portfolio and the contract holders and voted to approve the Agreements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica WMC US Growth II VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2017, and held for the entire period until June 30, 2017.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,150.50	$1.60	$1,023.30	$1.51	0.30%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2017

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	99.6%
Net Other Assets (Liabilities)	0.4
Total	100.0%

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica WMC US Growth II VP

SCHEDULE OF INVESTMENTS

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS - 99.6%
Aerospace & Defense - 2.3%
Boeing Co.	1,107	$ 218,909
General Dynamics Corp.	475	94,098

		313,007

Banks - 1.2%
M&T Bank Corp.	537	86,967
SVB Financial Group (A)	457	80,336

		167,303

Beverages - 1.2%
Monster Beverage Corp. (A)	3,373	167,571

Biotechnology - 2.4%
Biogen, Inc. (A)	381	103,388
Incyte Corp. (A)	759	95,566
Regeneron Pharmaceuticals, Inc., Class A (A)	267	131,134

		330,088

Building Products - 0.9%
Fortune Brands Home & Security, Inc.	1,837	119,846

Capital Markets - 1.7%
BlackRock, Inc., Class A	223	94,197
Intercontinental Exchange, Inc.	2,078	136,982

		231,179

Chemicals - 1.8%
PPG Industries, Inc.	1,518	166,919
Sherwin-Williams Co.	222	77,913

		244,832

Consumer Finance - 1.0%
Capital One Financial Corp.	1,566	129,383

Containers & Packaging - 1.0%
Crown Holdings, Inc. (A)	2,284	136,263

Electrical Equipment - 1.6%
AMETEK, Inc., Class A	2,038	123,442
Eaton Corp. PLC	1,238	96,353

		219,795

Energy Equipment & Services - 0.5%
Baker Hughes, Inc.	1,275	69,500

Food & Staples Retailing - 2.3%
Costco Wholesale Corp.	1,304	208,549
Walgreens Boots Alliance, Inc.	1,279	100,158

		308,707

Food Products - 0.5%
Mondelez International, Inc., Class A	1,450	62,626

Health Care Equipment & Supplies - 3.6%
Baxter International, Inc.	1,781	107,822
Danaher Corp.	1,232	103,968
Hologic, Inc. (A)	3,458	156,924
Medtronic PLC	1,348	119,635

		488,349

Health Care Providers & Services - 4.4%
Aetna, Inc.	954	144,846
HCA Healthcare, Inc. (A)	1,696	147,891
UnitedHealth Group, Inc.	1,635	303,162

		595,899

Hotels, Restaurants & Leisure - 2.5%
Hilton Worldwide Holdings, Inc.	2,045	126,483

	Shares	Value
COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (continued)
Starbucks Corp.	3,562	$ 207,700

		334,183

Household Durables - 1.2%
Mohawk Industries, Inc. (A)	675	163,141

Household Products - 1.3%
Colgate-Palmolive Co.	2,283	169,239

Insurance - 1.0%
Allstate Corp.	1,520	134,429

Internet & Direct Marketing Retail - 7.1%
Amazon.com, Inc. (A)	522	505,296
Netflix, Inc. (A)	1,268	189,452
Priceline Group, Inc. (A)	140	261,873

		956,621

Internet Software & Services - 11.7%
Alphabet, Inc., Class A (A)	527	489,941
Alphabet, Inc., Class C (A)	295	268,075
eBay, Inc. (A)	4,957	173,099
Facebook, Inc., Class A (A)	3,282	495,517
GoDaddy, Inc., Class A (A)	3,686	156,360

		1,582,992

IT Services - 5.8%
Accenture PLC, Class A	1,106	136,790
Global Payments, Inc.	1,561	140,990
Mastercard, Inc., Class A	2,710	329,129
PayPal Holdings, Inc. (A)	3,378	181,297

		788,206

Life Sciences Tools & Services - 1.5%
Thermo Fisher Scientific, Inc.	1,127	196,628

Machinery - 3.4%
Illinois Tool Works, Inc., Class A	854	122,335
Middleby Corp. (A)	954	115,921
Nordson Corp.	753	91,354
Snap-on, Inc.	863	136,354

		465,964

Media - 2.6%
Comcast Corp., Class A	9,162	356,585

Multiline Retail - 0.9%
Dollar Tree, Inc. (A)	1,688	118,025

Personal Products - 1.5%
Estee Lauder Cos., Inc., Class A	2,114	202,902

Pharmaceuticals - 4.1%
Allergan PLC	884	214,891
Bristol-Myers Squibb Co.	3,897	217,141
Eli Lilly & Co.	1,399	115,138

		547,170

Professional Services - 1.5%
Equifax, Inc.	805	110,623
IHS Markit, Ltd. (A)	2,167	95,435

		206,058

Road & Rail - 0.8%
JB Hunt Transport Services, Inc.	1,152	105,270

Semiconductors & Semiconductor Equipment - 3.2%
Analog Devices, Inc., Class A	1,395	108,531

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica WMC US Growth II VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
Broadcom, Ltd.	1,051	$ 244,936
QUALCOMM, Inc.	1,305	72,062

		425,529

Software - 8.2%
Adobe Systems, Inc. (A)	1,715	242,570
Electronic Arts, Inc. (A)	1,422	150,334
Microsoft Corp.	4,863	335,206
salesforce.com, Inc. (A)	1,917	166,012
ServiceNow, Inc. (A)	1,001	106,106
Workday, Inc., Class A (A)	1,128	109,416

		1,109,644

Specialty Retail - 3.0%
Advance Auto Parts, Inc.	970	113,092
Lowe’s Cos., Inc.	1,418	109,938
TJX Cos., Inc.	2,603	187,858

		410,888

	Shares	Value
COMMON STOCKS (continued)
Technology Hardware, Storage & Peripherals - 6.8%
Apple, Inc.	6,412	$ 923,456

Textiles, Apparel & Luxury Goods - 3.1%
NIKE, Inc., Class B	4,441	262,019
VF Corp.	2,715	156,384

		418,403

Tobacco - 2.0%
Altria Group, Inc.	3,620	269,581

Total Common Stocks (Cost $10,435,747)		13,469,262

Total Investments (Cost $10,435,747) (B)		13,469,262
Net Other Assets (Liabilities) - 0.4%		48,732

Net Assets - 100.0%		$ 13,517,994

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$13,469,262	$—	$—	$13,469,262

Total Investments	$13,469,262	$—	$—	$13,469,262

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Aggregate cost for federal income tax purposes is $10,435,747. Aggregate gross unrealized appreciation and depreciation for all securities is $3,085,456 and $51,941, respectively. Net unrealized appreciation for tax purposes is $3,033,515.
(C)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended June 30, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica WMC US Growth II VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2017

(unaudited)

Assets:
Investments, at value (cost $10,435,747)	$13,469,262
Cash	87,585
Receivables and other assets:
Dividends	6,510
Net income from securities lending	4
Prepaid expenses	50

Total assets	13,563,411

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	368
Investments purchased	33,951
Investment management fees	977
Transfer agent costs	45
Trustees, CCO and deferred compensation fees	42
Audit and tax fees	8,157
Custody fees	1,056
Legal fees	90
Printing and shareholder reports fees	598
Other	133

Total liabilities	45,417

Net assets	$13,517,994

Net assets consist of:
Capital stock ($0.01 par value)	$17,003
Additional paid-in capital	9,442,796
Undistributed (distributions in excess of) net investment income (loss)	194,092
Accumulated net realized gain (loss)	830,588
Net unrealized appreciation (depreciation) on:
Investments	3,033,515

Net assets	$13,517,994

Shares outstanding	1,700,267

Net asset value and offering price per share	$7.95

STATEMENT OF OPERATIONS

For the period ended June 30, 2017

(unaudited)

Investment Income:
Dividend income	$73,672
Interest income	19
Net income (loss) from securities lending	87

Total investment income	73,778

Expenses:
Investment management fees	21,343
Transfer agent costs	90
Trustees, CCO and deferred compensation fees	156
Audit and tax fees	8,152
Custody fees	4,269
Legal fees	348
Printing and shareholder reports fees	739
Other	173

Total expenses before waiver and/or reimbursement and recapture	35,270

Expenses waived and/or reimbursed	(15,867)

Net expenses	19,403

Net investment income (loss)	54,375

Net realized gain (loss) on:
Investments	363,905

Net change in unrealized appreciation (depreciation) on:
Investments	1,369,795

Net realized and change in unrealized gain (loss)	1,733,700

Net increase (decrease) in net assets resulting from operations	$1,788,075

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica WMC US Growth II VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2017 (unaudited)	December 31, 2016
From operations:
Net investment income (loss)	$54,375	$137,110
Net realized gain (loss)	363,905	475,410
Net change in unrealized appreciation (depreciation)	1,369,795	(185,400)

Net increase (decrease) in net assets resulting from operations	1,788,075	427,120

Dividends and/or distributions to shareholders:
Net investment income	—	(123,472)
Net realized gains	—	(349,423)

Total dividends and/or distributions to shareholders	—	(472,895)

Capital share transactions:
Proceeds from shares sold	22,690	10,042
Dividends and/or distributions reinvested	—	472,895
Cost of shares redeemed	(405,847)	(1,195,474)

Net increase (decrease) in net assets resulting from capital share transactions	(383,157)	(712,537)

Net increase (decrease) in net assets	1,404,918	(758,312)

Net assets:
Beginning of period/year	12,113,076	12,871,388

End of period/year	$13,517,994	$12,113,076

Undistributed (distributions in excess of) net investment income (loss)	$194,092	$139,717

Capital share transactions - shares:
Shares issued	3,017	1,476
Shares reinvested	—	66,982
Shares redeemed	(55,011)	(173,819)

Net increase (decrease) in shares outstanding	(51,994)	(105,361)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica WMC US Growth II VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015		December 31, 2014		December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$6.91		$6.93		$8.80		$9.04		$7.51	$7.06

Investment operations:
Net investment income (loss) (A)	0.03	(B)	0.08	(B)(C)	0.08	(B)	0.10	(B)	0.11	0.12
Net realized and unrealized gain (loss)	1.01		0.17		0.43		0.93		2.29	0.87

Total investment operations	1.04		0.25		0.51		1.03		2.40	0.99

Dividends and/or distributions to shareholders:
Net investment income	—		(0.07)		(0.09)		(0.12)		(0.17)	(0.07)
Net realized gains	—		(0.20)		(2.29)		(1.15)		(0.70)	(0.47)

Total dividends and/or distributions to shareholders	—		(0.27)		(2.38)		(1.27)		(0.87)	(0.54)

Net asset value, end of period/year	$7.95		$6.91		$6.93		$8.80		$9.04	$7.51

Total return (D)	15.05	%(E)	3.47%		7.11%		12.13%		33.43%	13.96%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$13,518		$12,113		$12,871		$13,765		$12,959	$13,745
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.55	%(F)(G)	0.52	%(G)	0.51	%(G)	0.87	%(G)	0.91%	0.88%
Including waiver and/or reimbursement and recapture	0.30	%(F)(G)	0.17	%(C)(G)	0.30	%(G)	0.30	%(G)	0.30%	0.30%
Net investment income (loss) to average net assets	0.84	%(B)(F)	1.10	%(B)(C)	0.93	%(B)	1.08	%(B)	1.33%	1.55%
Portfolio turnover rate	14	%(E)(H)	40	%(H)	40	%(H)	116	%(H)	55%	56%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was 0.01 to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.13% higher and 0.13% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Annualized.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica WMC US Growth II VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2017

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica WMC US Growth II VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Initial Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica WMC US Growth II VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the period ended June 30, 2017, commissions recaptured are $13.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica WMC US Growth II VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica WMC US Growth II VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The value of loaned securities and related collateral outstanding at June 30, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to each other as well as to other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of June 30, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2017.

Repurchase agreements at June 30, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK FACTOR

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Growth risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica WMC US Growth II VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio pays a management fee to TAM at an annual rate of 0.33% on daily Average Net Assets (“ANA”).

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs including the investment management fee but excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.30%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.30%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees for all applicable share classes.

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the period ended June 30, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of June 30, 2017, the balances available for recapture by TAM for the Portfolio are as follows:

Amounts Available from Fiscal Years				Total
2014	2015	2016	June 30, 2017
$ 34,677	$ 28,466	$ 27,180	$ 15,867	$ 106,190

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.15% of Initial Class.

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. For the period ended June 30, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica WMC US Growth II VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the period ended June 30, 2017.

7. PRINCIPAL OWNERSHIP

As of June 30, 2017, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	1	100.00%	100.00%

8. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 1,832,159	$ —	$ 2,058,974	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

10. NEW ACCOUNTING PRONOUNCEMENT

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica WMC US Growth II VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 7-8, 2017, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica WMC US Growth II VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and Wellington Management Company, LLP (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2018.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Services, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed continuation of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmark, in each case for various trailing periods ended December 31, 2016.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica WMC US Growth II VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Initial Class Shares of the Portfolio was above the median for its peer universe for the past 1- and 3-year periods, in line with the median for the past 5-year period and below the median for the past 10-year period. The Board also noted that the performance of Initial Class Shares of the Portfolio was below its benchmark for the past 1-, 3-, 5- and 10-year periods. The Board noted that the Portfolio’s sub-adviser had commenced subadvising the Portfolio on April 9, 2010 and commenced using its current investment strategies on July 1, 2014.

Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Initial Class Shares of the Portfolio were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM had not made material changes to this methodology, which had been applied consistently for the Portfolio.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica WMC US Growth II VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through its undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio and that TAM believes that the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Portfolio. The Board also noted that the Sub-Adviser participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and the contract holders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Portfolio’s brokerage transactions.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica WMC US Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2017, and held for the entire period until June 30, 2017.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period (B) January 1, 2017 - June 30, 2017	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,148.10	$3.73	$1,021.30	$3.51	0.70%
Service Class	1,000.00	1,146.40	5.06	1,020.10	4.76	0.95

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2017

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	99.5%
Repurchase Agreement	0.8
Net Other Assets (Liabilities)	(0.3)
Total	100.0%

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica WMC US Growth VP

SCHEDULE OF INVESTMENTS

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS - 99.5%
Aerospace & Defense - 2.3%
Boeing Co.	219,653	$ 43,436,381
General Dynamics Corp.	93,236	18,470,051

		61,906,432

Banks - 1.2%
M&T Bank Corp.	104,573	16,935,598
SVB Financial Group (A)	91,346	16,057,713

		32,993,311

Beverages - 1.3%
Monster Beverage Corp. (A)	673,639	33,466,385

Biotechnology - 2.5%
Biogen, Inc. (A)	76,705	20,814,669
Incyte Corp. (A)	150,673	18,971,237
Regeneron Pharmaceuticals, Inc., Class A (A)	52,354	25,713,144

		65,499,050

Building Products - 0.9%
Fortune Brands Home & Security, Inc.	360,294	23,505,581

Capital Markets - 1.7%
BlackRock, Inc., Class A	45,234	19,107,294
Intercontinental Exchange, Inc.	407,587	26,868,135

		45,975,429

Chemicals - 1.8%
PPG Industries, Inc.	298,201	32,790,182
Sherwin-Williams Co.	44,147	15,493,831

		48,284,013

Consumer Finance - 1.0%
Capital One Financial Corp.	306,991	25,363,596

Containers & Packaging - 1.0%
Crown Holdings, Inc. (A)	450,626	26,884,347

Electrical Equipment - 1.6%
AMETEK, Inc., Class A	403,052	24,412,860
Eaton Corp. PLC	245,905	19,138,786

		43,551,646

Energy Equipment & Services - 0.5%
Baker Hughes, Inc.	256,949	14,006,290

Food & Staples Retailing - 2.3%
Costco Wholesale Corp.	257,225	41,137,994
Walgreens Boots Alliance, Inc.	255,273	19,990,429

		61,128,423

Food Products - 0.5%
Mondelez International, Inc., Class A	282,880	12,217,587

Health Care Equipment & Supplies - 3.6%
Baxter International, Inc.	355,649	21,530,991
Danaher Corp.	241,413	20,372,843
Hologic, Inc. (A)	680,280	30,871,106
Medtronic PLC	264,096	23,438,520

		96,213,460

Health Care Providers & Services - 4.4%
Aetna, Inc.	189,349	28,748,859
HCA Healthcare, Inc. (A)	332,809	29,020,945
UnitedHealth Group, Inc.	324,155	60,104,820

		117,874,624

	Shares	Value
COMMON STOCKS (continued)
Hotels, Restaurants & Leisure - 2.5%
Hilton Worldwide Holdings, Inc.	405,460	$ 25,077,701
Starbucks Corp.	700,434	40,842,307

		65,920,008

Household Durables - 1.2%
Mohawk Industries, Inc. (A)	132,508	32,025,859

Household Products - 1.2%
Colgate-Palmolive Co.	448,987	33,283,406

Insurance - 1.0%
Allstate Corp.	298,021	26,356,977

Internet & Direct Marketing Retail - 7.1%
Amazon.com, Inc. (A)	103,097	99,797,896
Netflix, Inc. (A)	250,555	37,435,423
Priceline Group, Inc. (A)	27,749	51,905,059

		189,138,378

Internet Software & Services - 11.6%
Alphabet, Inc., Class A (A)	104,247	96,916,351
Alphabet, Inc., Class C (A)	58,219	52,905,352
eBay, Inc. (A)	982,366	34,304,221
Facebook, Inc., Class A (A)	648,626	97,929,553
GoDaddy, Inc., Class A (A)	685,541	29,080,649

		311,136,126

IT Services - 5.8%
Accenture PLC, Class A	216,889	26,824,831
Global Payments, Inc.	306,521	27,684,977
Mastercard, Inc., Class A	535,639	65,053,357
PayPal Holdings, Inc. (A)	667,544	35,827,086

		155,390,251

Life Sciences Tools & Services - 1.5%
Thermo Fisher Scientific, Inc.	222,725	38,858,831

Machinery - 3.4%
Illinois Tool Works, Inc., Class A	168,388	24,121,581
Middleby Corp. (A)	187,794	22,818,849
Nordson Corp.	149,443	18,130,425
Snap-on, Inc.	170,014	26,862,212

		91,933,067

Media - 2.6%
Comcast Corp., Class A	1,810,582	70,467,851

Multiline Retail - 0.9%
Dollar Tree, Inc. (A)	333,527	23,320,208

Personal Products - 1.5%
Estee Lauder Cos., Inc., Class A	417,880	40,108,122

Pharmaceuticals - 4.0%
Allergan PLC	174,627	42,450,077
Bristol-Myers Squibb Co.	770,066	42,908,078
Eli Lilly & Co.	276,459	22,752,576

		108,110,731

Professional Services - 1.5%
Equifax, Inc.	157,779	21,681,990
IHS Markit, Ltd. (A)	424,693	18,703,480

		40,385,470

Road & Rail - 0.8%
JB Hunt Transport Services, Inc.	226,032	20,654,804

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica WMC US Growth VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2017

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment - 3.2%
Analog Devices, Inc., Class A	276,246	$ 21,491,939
Broadcom, Ltd.	209,719	48,875,013
QUALCOMM, Inc.	260,449	14,381,994

		84,748,946

Software - 8.2%
Adobe Systems, Inc. (A)	340,218	48,120,434
Electronic Arts, Inc. (A)	280,426	29,646,637
Microsoft Corp.	961,138	66,251,242
salesforce.com, Inc. (A)	378,620	32,788,492
ServiceNow, Inc. (A)	196,329	20,810,874
Workday, Inc., Class A (A)	224,894	21,814,718

		219,432,397

Specialty Retail - 3.0%
Advance Auto Parts, Inc.	191,618	22,340,743
Lowe’s Cos., Inc.	278,098	21,560,938
TJX Cos., Inc.	513,674	37,071,852

		80,973,533

Technology Hardware, Storage & Peripherals - 6.8%
Apple, Inc.	1,269,294	182,803,722

Textiles, Apparel & Luxury Goods - 3.1%
NIKE, Inc., Class B	886,255	52,289,045
VF Corp.	538,140	30,996,864

		83,285,909

	Shares	Value
COMMON STOCKS (continued)
Tobacco - 2.0%
Altria Group, Inc.	716,850	$ 53,383,819

Total Common Stocks (Cost $2,142,022,519)		2,660,588,589

	Principal	Value
REPURCHASE AGREEMENT - 0.8%
State Street Bank & Trust Co. 0.12% (B), dated 06/30/2017, to be repurchased at $20,505,379 on 07/03/2017. Collateralized by a U.S. Government Obligation, 1.13%, due 08/31/2021, and with a value of $20,919,349.	$ 20,505,174	20,505,174

Total Repurchase Agreement (Cost $20,505,174)		20,505,174

Total Investments (Cost $2,162,527,693) (C)		2,681,093,763
Net Other Assets (Liabilities) - (0.3)%		(6,702,394)

Net Assets - 100.0%		$ 2,674,391,369

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$2,660,588,589	$—	$—	$2,660,588,589
Repurchase Agreement	—	20,505,174	—	20,505,174

Total Investments	$2,660,588,589	$20,505,174	$—	$2,681,093,763

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Rate disclosed reflects the yield at June 30, 2017.
(C)	Aggregate cost for federal income tax purposes is $2,162,527,693. Aggregate gross unrealized appreciation and depreciation for all securities is $532,348,415 and $13,782,345, respectively. Net unrealized appreciation for tax purposes is $518,566,070.
(D)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended June 30, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica WMC US Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2017

(unaudited)

Assets:
Investments, at value (cost $2,142,022,519)	$2,660,588,589
Repurchase agreement, at value (cost $20,505,174)	20,505,174
Receivables and other assets:
Shares of beneficial interest sold	3,868
Interest	69
Dividends	1,289,494
Tax reclaims	15,520
Net income from securities lending	201
Prepaid expenses	12,015

Total assets	2,682,414,930

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	862,036
Investments purchased	5,384,411
Investment management fees	1,492,571
Distribution and service fees	40,509
Transfer agent costs	8,643
Trustees, CCO and deferred compensation fees	7,856
Audit and tax fees	25,345
Custody fees	5,919
Legal fees	4,271
Printing and shareholder reports fees	169,028
Other	22,972

Total liabilities	8,023,561

Net assets	$2,674,391,369

Net assets consist of:
Capital stock ($0.01 par value)	$1,001,440
Additional paid-in capital	1,992,490,783
Undistributed (distributions in excess of) net investment income (loss)	17,629,361
Accumulated net realized gain (loss)	144,703,715
Net unrealized appreciation (depreciation) on:
Investments	518,566,070

Net assets	$2,674,391,369

Net assets by class:
Initial Class	$2,480,830,513
Service Class	193,560,856
Shares outstanding:
Initial Class	92,745,086
Service Class	7,398,872
Net asset value and offering price per share:
Initial Class	$26.75
Service Class	26.16

STATEMENT OF OPERATIONS

For the period ended June 30, 2017

(unaudited)

Investment Income:
Dividend income	$14,774,516
Interest income	7,166
Net income (loss) from securities lending	9,222
Withholding taxes on foreign income	(20,012)

Total investment income	14,770,892

Expenses:
Investment management fees	8,678,540
Distribution and service fees:
Service Class	234,189
Transfer agent costs	17,695
Trustees, CCO and deferred compensation fees	30,554
Audit and tax fees	28,720
Custody fees	93,534
Legal fees	61,785
Printing and shareholder reports fees	80,305
Other	30,083

Total expenses	9,255,405

Net investment income (loss)	5,515,487

Net realized gain (loss) on:
Investments	80,793,054

Net change in unrealized appreciation (depreciation) on:
Investments	268,387,713
Translation of assets and liabilities denominated in foreign currencies	(191)

Net change in unrealized appreciation (depreciation)	268,387,522

Net realized and change in unrealized gain (loss)	349,180,576

Net increase (decrease) in net assets resulting from operations	$354,696,063

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica WMC US Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2017 (unaudited)	December 31, 2016
From operations:
Net investment income (loss)	$5,515,487	$11,603,691
Net realized gain (loss)	80,793,054	64,832,259
Net change in unrealized appreciation (depreciation)	268,387,522	(30,626,278)

Net increase (decrease) in net assets resulting from operations	354,696,063	45,809,672

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	—	(9,228,880)
Service Class	—	(303,450)

Total dividends and/or distributions from net investment income	—	(9,532,330)

Net realized gains:
Initial Class	—	(95,358,757)
Service Class	—	(7,407,580)

Total dividends and/or distributions from net realized gains	—	(102,766,337)

Total dividends and/or distributions to shareholders	—	(112,298,667)

Capital share transactions:
Proceeds from shares sold:
Initial Class	14,057,006	591,122,505
Service Class	6,866,821	16,616,011

	20,923,827	607,738,516

Dividends and/or distributions reinvested:
Initial Class	—	104,587,637
Service Class	—	7,711,030

	—	112,298,667

Cost of shares redeemed:
Initial Class	(122,136,657)	(177,129,796)
Service Class	(13,403,288)	(24,010,882)

	(135,539,945)	(201,140,678)

Net increase (decrease) in net assets resulting from capital share transactions	(114,616,118)	518,896,505

Net increase (decrease) in net assets	240,079,945	452,407,510

Net assets:
Beginning of period/year	2,434,311,424	1,981,903,914

End of period/year	$2,674,391,369	$2,434,311,424

Undistributed (distributions in excess of) net investment income (loss)	$17,629,361	$12,113,874

Capital share transactions - shares:
Shares issued:
Initial Class	550,466	24,082,907
Service Class	275,397	721,412

	825,863	24,804,319

Shares reinvested:
Initial Class	—	4,390,749
Service Class	—	330,237

	—	4,720,986

Shares redeemed:
Initial Class	(4,769,218)	(7,575,987)
Service Class	(535,722)	(1,057,338)

	(5,304,940)	(8,633,325)

Net increase (decrease) in shares outstanding:
Initial Class	(4,218,752)	20,897,669
Service Class	(260,325)	(5,689)

	(4,479,077)	20,891,980

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica WMC US Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015		December 31, 2014		December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$23.30		$23.71		$33.82		$31.84		$24.29	$21.53

Investment operations:
Net investment income (loss) (A)	0.06	(B)	0.13	(B)(C)	0.15	(B)	0.20	(B)	0.24	0.25
Net realized and unrealized gain (loss)	3.39		0.56		1.60		3.27		7.61	2.59

Total investment operations	3.45		0.69		1.75		3.47		7.85	2.84

Dividends and/or distributions to shareholders:
Net investment income	—		(0.10)		(0.26)		(0.30)		(0.30)	(0.08)
Net realized gains	—		(1.00)		(11.60)		(1.19)		—	—

Total dividends and/or distributions to shareholders	—		(1.10)		(11.86)		(1.49)		(0.30)	(0.08)

Net asset value, end of period/year	$26.75		$23.30		$23.71		$33.82		$31.84	$24.29

Total return (D)	14.81	%(E)	2.81%		6.85%		11.10%		32.46%	13.17%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$2,480,830		$2,259,537		$1,803,732		$2,210,278		$2,455,635	$2,223,006
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.70	%(G)(F)	0.70	%(F)	0.71	%(F)	0.74	%(F)	0.77%	0.77%
Including waiver and/or reimbursement and recapture	0.70	%(G)(F)	0.69	%(C)(F)	0.71	%(F)	0.74	%(F)	0.77%	0.77%
Net investment income (loss) to average net assets	0.44	%(B)(G)	0.56	%(B)(C)	0.50	%(B)	0.62	%(B)	0.85%	1.02%
Portfolio turnover rate	15	%(E)(H)	46	%(H)	37	%(H)	112	%(H)	57%	62%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2017 (unaudited)		December 31, 2016		December 31, 2015		December 31, 2014		December 31, 2013	December 31, 2012
Net asset value, beginning of period/year	$22.82		$23.25		$33.38		$31.45		$23.99	$21.28

Investment operations:
Net investment income (loss) (A)	0.02	(B)	0.07	(B)(C)	0.07	(B)	0.12	(B)	0.16	0.18
Net realized and unrealized gain (loss)	3.32		0.54		1.58		3.22		7.52	2.56

Total investment operations	3.34		0.61		1.65		3.34		7.68	2.74

Dividends and/or distributions to shareholders:
Net investment income	—		(0.04)		(0.18)		(0.22)		(0.22)	(0.03)
Net realized gains	—		(1.00)		(11.60)		(1.19)		—	—

Total dividends and/or distributions to shareholders	—		(1.04)		(11.78)		(1.41)		(0.22)	(0.03)

Net asset value, end of period/year	$26.16		$22.82		$23.25		$33.38		$31.45	$23.99

Total return (D)	14.64	%(E)	2.54%		6.61%		10.83%		32.13%	12.86%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$193,561		$174,774		$178,172		$156,696		$145,815	$134,841
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.95	%(G)(F)	0.95	%(F)	0.96	%(F)	0.99	%(F)	1.02%	1.02%
Including waiver and/or reimbursement and recapture	0.95	%(G)(F)	0.94	%(C)(F)	0.96	%(F)	0.99	%(F)	1.02%	1.02%
Net investment income (loss) to average net assets	0.19	%(B)(G)	0.29	%(B)(C)	0.25	%(B)	0.36	%(B)	0.59%	0.76%
Portfolio turnover rate	15	%(E)(H)	46	%(H)	37	%(H)	112	%(H)	57%	62%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2017

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica WMC US Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the period ended June 30, 2017, commissions recaptured are $2,557.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

3. SECURITY VALUATION (continued)

applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at June 30, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to each other as well as to other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of June 30, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2017.

Repurchase agreements at June 30, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

5. RISK FACTOR

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Growth risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

As of June 30, 2017, the percentage of Portfolio net assets owned by affiliated investors are as follows:

Portfolio	Value	Percentage of Net Assets
Transamerica Asset Allocation – Conservative VP	$32,443,604	1.21%
Transamerica Asset Allocation – Growth VP	83,778,848	3.13
Transamerica Asset Allocation – Moderate Growth VP	247,173,562	9.25
Transamerica Asset Allocation – Moderate VP	249,044,740	9.32
Transamerica BlackRock Tactical Allocation VP	62,963,402	2.35
Transamerica Madison Balanced Allocation VP	5,451,487	0.20
Transamerica Madison Conservative Allocation VP	1,426,709	0.05
Total	$ 682,282,352	25.51%

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $150 million	0.730%
Over $150 million up to $650 million	0.700%
Over $650 million up to $1.15 billion	0.680%
Over $1.15 billion up to $2 billion	0.655%
Over $2 billion up to $3 billion	0.640%
Over $3 billion up to $4 billion	0.630%
Over $4 billion	0.610%

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs including the investment management fee but excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.85%	May 1, 2018
Service Class	1.10%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.85%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees for all applicable share classes.

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the period ended June 30, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of June 30, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. For the period ended June 30, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the period ended June 30, 2017.

7. PRINCIPAL OWNERSHIP

As of June 30, 2017, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	4	72.90%	72.90%
Service Class	3	87.39%	67.55%

8. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 399,509,634	$ —	$ 479,094,704	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

10. NEW ACCOUNTING PRONOUNCEMENT

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2017

(unaudited)

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica WMC US Growth VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 7-8, 2017, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica WMC US Growth VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and Wellington Management Company, LLP (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2018.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Services, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed continuation of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmark, in each case for various trailing periods ended December 31, 2016.

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica WMC US Growth VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Initial Class Shares of the Portfolio was above the median for its peer universe for the past 3-year period, in line with the median for the past 1-year period and below the median for the past 5- and 10-year periods. The Board also noted that the performance of Initial Class Shares of the Portfolio was below its benchmark for the past 1-, 3-, 5- and 10-year periods. The Board noted that the Portfolio’s sub-adviser had commenced subadvising the Portfolio on April 9, 2010 and commenced using its current investment strategies on July 1, 2014.

Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee was above the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Initial Class Shares of the Portfolio were in line with the median for its peer group and below the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM had not made material changes to this methodology, which had been applied consistently for the Portfolio.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board

Transamerica Series Trust	Semi-Annual Report 2017

Transamerica WMC US Growth VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through its undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio and that TAM believes that the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Portfolio. The Board also noted that the Sub-Adviser participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and the contract holders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Portfolio’s brokerage transactions.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2017

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of Transamerica Series Trust’s (the “Trust”) proxy voting policies and procedures is available in the Statement of Additional Information of the Portfolios, available without charge upon request by calling 1-800-851-9777 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Portfolios are required to file Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Portfolios, upon request by calling 1-800-851-9777; and (2) on the SEC’s website at http://www.sec.gov.

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q, which is available on the SEC’s website at http://www.sec.gov. The Portfolios’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may also visit the Trust’s website at www.transamericaseriestrust.com for this and other information about the Portfolios and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we send shareholders informative materials such as the Transamerica Series Trust Annual Report, the Transamerica Series Trust Prospectus, and other required documents that keep you informed regarding your Portfolios. Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

PO Box 219945

Kansas City, MO 64121-9945

Distributor:	Transamerica Capital, Inc.
PO Box 219945
Kansas City, MO 64121-9945

Customer Service: 1-800-851-9777

Item 2:	Code of Ethics.

Not applicable for semi-annual reports.

Item 3:	Audit Committee Financial Experts.

Not applicable for semi-annual reports.

Item 4:	Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5:	Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6:	Investments.

(a)	The schedules of investments are included in the Semi-Annual Report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11:	Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c)

under the Investment Company Act of 1940, as amended (the “1940 Act”)) are appropriately designed to ensure that information required to be disclosed by the Registrant in the reports that it files on Form N-CSR (a) is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)

The Registrant’s principal executive officer and principal financial officer are aware of no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13:	Exhibits.

(a)(1)	Not Applicable.

(a)(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(a)(3)	Not applicable.

(b)

A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica Series Trust
(Registrant)

By:	/s/ Marijn P. Smit
Marijn P. Smit
Chief Executive Officer
(Principal Executive Officer)
Date:	September 1, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Marijn P. Smit
Marijn P. Smit
Chief Executive Officer
(Principal Executive Officer)
Date:	September 1, 2017

By:	/s/ Vincent J. Toner
Vincent J. Toner
Treasurer
(Principal Financial Officer)
Date:	September 1, 2017

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

13(a)(2)(i)	Section 302 N-CSR Certification of Principal Executive Officer
13(a)(2)(ii)	Section 302 N-CSR Certification of Principal Financial Officer
13(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer